UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Robin S. Yonis

Vice President, General Counsel and Assistant Secretary of Pacific Select Fund

700 Newport Center Drive

Post Office Box 9000

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony Zacharski, Esq

Dechert LLP

90 State House Square

Hartford, CT 06103-3702

Registrant’s telephone number, including area code: (949) 219-6767

Date of fiscal year end: December 31

Date of reporting period: January 1–December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

TABLE OF CONTENTS

PACIFIC SELECT FUND

Letter to Shareholders	A-1

Performance Discussion	A-3

Schedules of Investments	B-1

Financial Statements:

Statements of Assets and Liabilities	C-1

Statements of Operations	C-9

Statements of Changes in Net Assets	C-17

Statements of Cash Flows	C-25

Financial Highlights	C-26

Notes to Financial Statements	D-1

Report of Independent Registered Public Accounting Firm	E-1

Disclosure of Fund Expenses	F-1

Trustees and Officers Information	F-5

Approval of Investment Advisory and Sub-Advisory Agreements	F-8

Special Meeting of Shareholders	F-25

Where to Go for More Information	F-26

Beginning January 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary (Pacific Life). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Trust electronically by contacting the Trust using one of the methods listed in the Where To Go For More Information section or by contacting your financial intermediary (Pacific Life) directly.

You may elect to receive all future reports in paper free of charge. You can inform your financial intermediary (Pacific Life) that you wish to continue receiving paper copies by contacting the Trust or Pacific Life using one of the phone numbers listed in the Where To Go For More Information section. Your election to receive reports in paper will apply to all communications received for all Funds held with the Trust.

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (Trust) Annual Report for the fiscal year ended December 31, 2018, including performance data, management’s discussion of fund performance, and a complete list of investments as of the close of the reporting period. The Trust is the underlying investment vehicle for variable life insurance policies and variable annuity contracts (variable products) issued or administered by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A). Pacific Life Fund Advisors LLC (PLFA) is the Adviser to the Trust and supervises the management of all of the Trust’s funds (each individually a Fund and collectively, the Funds). As Adviser to the Trust, PLFA manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (together, the Portfolio Optimization Portfolios) and the Diversified Alternatives Portfolio, each of which is an asset allocation fund-of-funds which invests in certain other Funds of the Trust (Underlying Funds).

In addition, PLFA manages the PSF DFA Balanced Allocation Portfolio, which is an asset allocation fund-of-funds that invests in a variety of eligible third party mutual funds and/or variable insurance trusts (DFA Underlying Funds) which are not Funds of the Trust.

PLFA also manages the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (together, the Pacific Dynamix Portfolios), each of which is an asset allocation fund-of-funds and which invests in certain other Funds of the Trust (Pacific Dynamix Underlying Funds) that are only available for investment by the three Pacific Dynamix Portfolios. Information regarding the Pacific Dynamix Underlying Funds is included in a separate Annual Report; please see “Where to Go for More Information” for instructions on how to obtain the Annual Report for the Pacific Dynamix Underlying Funds.

Additionally, PLFA does business under the name “Pacific Asset Management” and manages the Core Income, Floating Rate Income and High Yield Bond portfolios under that name.

For the other Funds of the Trust, the Adviser has retained other firms to serve as sub-advisers under its supervision. The sub-advisers, the Adviser and Pacific Asset Management and the Funds of the Trust that they manage as of December 31, 2018 are listed below:

PACIFIC SELECT FUND

Each of the sub-advisers, the Adviser and Pacific Asset Management has prepared a discussion regarding the performance of the Funds of the Trust that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in Pacific Select Fund and look forward to serving your financial needs in the years to come.

Sincerely,

James T. Morris Chairman of the Board Pacific Select Fund	Adrian Griggs Chief Executive Officer Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund of the Trust are net of fees and includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if included, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of the Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

PLFA supervises the management of all of the Funds (subject to the review of the Trust’s Board) and directly manages, under the name Pacific Asset Management, the Core Income, Floating Rate Income and High Yield Bond Portfolios. PLFA also manages the Pacific Dynamix Portfolios, the Portfolio Optimization Portfolios, the Diversified Alternatives Portfolio and the PSF DFA Balanced Allocation Portfolio. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended December 31, 2018 as well as separate commentary specific to those Funds that it directly manages that is based on its opinion of how these Funds performed during the year.

For the other Funds, PLFA has retained other firms to serve as sub-advisers under its supervision. Each of the sub-advisers has written a separate commentary specific to the Fund(s) that they manage that is based on their opinions of how their Fund(s) performed during the year. The views expressed in those commentaries reflect those of the sub-advisers for the fiscal year ended December 31, 2018.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser and the sub-advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we,” “I,” or “ours” are references to the sub-adviser or Adviser, as applicable. The Adviser and sub-advisers may include statements that constitute “forward- looking statements” under the United States (U.S.) securities laws. Forward- looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward- looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented, and the Trust’s Statement of Additional Information, as supplemented.

Market Conditions (for the year ended December 31, 2018)

Executive Summary

Volatility spiked in 2018, particularly in the first and fourth quarters of the reporting period. Concerns over Federal Reserve (Fed) rate hikes, trade and other geopolitical issues pushed global markets into turmoil, and virtually no major asset class posted positive real returns for the reporting period.

Although the Fed maintained its gradual monetary tightening policy, mixed messages from the Fed unnerved markets. Economic reports throughout the reporting period indicated the U.S. economy was healthy, while rising trade tensions started to diminish global growth. Additionally, the tide of the populist movement continued to spread throughout Europe, which contributed to rising investor anxieties over the reporting period.

In the U.S., investors welcomed the stimulative tax reform that lowered the corporate tax rate from 35% to 21%. This was supportive for U.S. markets in the second and third quarters of the reporting period, as corporate earnings were strong. However, mounting pressures from unresolved tensions around the globe and an increasingly dangerous trade war with China became overwhelming even for U.S. markets.

Fixed Income

The U.S. 10-year Treasury yield fluctuated over the reporting period, rising from approximately 2.5% at the start of the reporting period and jumping above 3.2% in the fourth quarter of the reporting period before plunging back down to 2.7% by the end of the reporting period. Although unemployment dropped to lows not seen in 50 years, wage growth and inflation remained relatively tame. The rise in volatility led investors to seek safety, as short duration bonds were among the few asset classes to have positive returns over the reporting period. The broad bond market (as defined by the Bloomberg Barclays U.S. Aggregate Bond Index) returned 0.01% for the reporting period.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Spread sectors were mixed over the reporting period. Within investment grade, the lowest credit tier bore the brunt of the headwind. The composition of the investment grade market led to growing concerns, as the lowest rated credit tier grew to make up approximately half of the overall investment grade market. High corporate debt levels were particularly troubling as the Fed continued raising rates. Bank loans, on the other hand, benefitted from rising rates, as their coupon payments adjust to changes in interest rates. Emerging market bonds were particularly challenged by the strengthening U.S. dollar.

Domestic Equity

Domestic equities fell over the reporting period but fared better than foreign markets. Over the reporting period, the S&P 500 Index returned -4.38%. While growth stocks finished higher than value stocks, the rotation from growth to value became more evident over the latter half of the reporting period as investors became increasingly concerned about continued supranormal earnings growth in the face of a slowing economy and looming tariffs. Large corporations held up better than their smaller counterparts. Small-capitalization companies tend to have lower credit ratings, and their debt levels as percentage of total capital had become elevated. In terms of sectors, defensive ones such as health care and utilities delivered positive gains while cyclical ones like energy, materials and industrials struggled over the reporting period.

International Equity

International equities ended the year with losses as the MSCI EAFE (Europe, Australasia, and Far East) Index (Net) returned -13.79% over the reporting period. Japan and the U.K. represent a large portion of the MSCI EAFE Index, (Net) which contributed negatively to performance. In general, the U.S. dollar rally had been a headwind for unhedged international exposures. Additionally, European markets have been volatile as Britain’s exit negotiations both internally and with the European Union (E.U.) have been fruitless and the new populist government in Italy created additional uncertainty in the region.

Emerging market equities also performed poorly as the MSCI Emerging Markets (EM) Index (Net) returned -14.58% over the reporting period. Over the reporting period, emerging market equities became volatile, particularly Chinese markets as trade tensions caused businesses to scramble and its consumers to become less optimistic.

Concluding Remarks

Going forward, we expect to see several themes impact the markets. We anticipate that the U.S. economy will continue to stay on course as business and consumer confidence will remain supportive, especially if trade tensions begin to fade. However, we expect U.S.-China trade negotiations to remain an area of investor focus. As the effects of the tax cuts wind down, we anticipate U.S. earnings growth to decelerate and stock buybacks to ebb from very high levels seen throughout the reporting period.

Regarding central banks, we expect the Fed to slow down its tightening pace. The European Central Bank ended its bond purchasing program and will be going through a transition as it will need to find a successor for Mario Drahghi who is scheduled to step down in October 2019. We anticipate that several emerging market central banks will continue defending their respective currencies if the Fed continues to hike rates, although the People’s Bank of China has shifted to a more accommodative stance and we expect it to refrain from raising rates amid the escalating tension over trade.

In the U.S., we believe stocks face a potential headwind from rising interest rates as investors may focus on corporate debt levels. We anticipate that the Fed could invert the yield curve, which has historically preceded recessions, but which generally did lead to equities falling not immediately thereafter. On the other hand, the Fed raising rates can be a sign of solid economic growth. However, U.S. corporations will have to deal with rising wage growth caused by the tight labor market and increasing input costs resulting from the tariffs imposed on Chinese goods. Additionally, a steady stream of share buybacks has generally lifted prices and, when this trend reverses, U.S. stocks may begin to trail.

Overseas, we believe foreign stocks are fairly attractive relative to U.S. equities based on price multiples, although they also exhibit heightened geopolitical risks. Additionally, international industries tend to have a higher concentration in defensive sectors than those of the U.S., which tend to be more technology-related. Technology-related stocks are generally trading at a considerable premium compared to others, which may limit further upside. This is particularly true if market sentiment toward defensive sectors gains momentum. Emerging markets may be mixed as their relative price-to-book multiples are near historic lows, but a prolonged trade war will create a challenging environment. Nonetheless, it appears to us that the U.S. and China will be inclined to reach a trade deal before the March 1, 2019 deadline set by the Trump administration.

In fixed income, we anticipate that the Fed may seek to be less aggressive with interest rate hikes, as markets have become turbulent when the Fed’s message had been hawkish. We also have concerns about investment grade credit more generally, as the Fed’s balance sheet reduction program reduces the very liquidity that helped fuel this long credit bull market. Additionally, loose credit standards have become a concern to a certain degree. Although we do not anticipate a significant deterioration in credit fundamentals in the near-term, we will closely monitor these conditions as challenges in credit markets have tended to precede equity markets in the lead up to a recession. While we do not see a recession likely in the near-term, we are watching this sector of the market for an early warning. We expect broad alternatives to provide continued diversification, especially for strategies that can successfully take advantage of rapidly changing developments in currency or commodity markets.

Core Income Portfolio (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Core Income Portfolio’s Class I returned -1.94%, compared to a 0.01% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 27, 2015 through December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 27, 2015 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	Since Inception (4/27/15)

Fund’s Class I	(1.94%)	1.24%

Fund’s Class P	(1.75%)	1.44%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	1.32%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund has an intermediate term corporate debt focused strategy. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

The Fund’s asset allocation and focus on BBB rated securities detracted from performance. The Fund’s security selection to non-investment grade debt securities and bank loans also detracted from performance. Additionally, the Fund’s underweight to treasury and agency mortgage backed securities (MBS) detracted from performance. Security selection in pharmaceuticals and chemicals benefited performance while overweights to banking and the midstream sub-sector of the energy sector hurt performance during the reporting period.

Diversified Bond Portfolio (managed by Western Asset Management Company, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Diversified Bond Portfolio’s Class I returned -1.36%, compared to a 0.01% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Western Asset Management Company LLC began managing the Fund on February 2, 2009, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(1.36%)	3.80%	5.37%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(1.16%)	4.01%	4.09%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	2.70%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. This Fund seeks to maximize total return consistent with prudent investment management. We at Western Asset utilize a long-term, fundamental value philosophy in conjunction with a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

During the reporting period, the Fund underperformed its benchmark with its emerging markets exposure and corporate credit weighing the most heavily on performance. At the beginning of the reporting period, Western Asset held expectations for moderate, but synchronized global growth as markets began 2018 with spreads tightening across most sectors (yields and prices move in the opposite direction). These early expectations were dashed rather quickly as we saw 2018 become the year of the most desynchronized global growth since 1998. For most of the reporting period, the Fund was long U.S. duration in keeping with Western Asset’s outlook that the degree of U.S. market optimism was overdone, growth would remain positive but low, and inflation would remain subdued. The duration overweight also served as a hedge against spread sector overweights held elsewhere in the Fund to help mute downside volatility during risk-off periods. Tactical changes in the Fund’s duration positioning was a net positive contributor for performance as yields fluctuated throughout the reporting period, the yield on the 10-year U.S. Treasury started at 2.40% rose to nearly 3.25% and ended the reporting period at 2.69%.

As noted above, the largest detractor to performance was the Fund’s exposures to emerging markets, as the asset class suffered with a stronger U.S. dollar and a rise in risks of a global recession. Steadily increasing trade tensions between the U.S. and China combined with a number of geopolitical events in select emerging markets countries further worsened sentiment for non-U.S. economies. Widening spreads reflected the worsening sentiment as U.S. dollar-denominated emerging markets sovereign and U.S. dollar-denominated emerging markets corporate spread levels each widened over 1.00% from the beginning to end of the reporting period. For the entire reporting period, the Fund held an overweight to emerging markets relative to the benchmark. Western Asset views emerging markets as currently the most undervalued asset class and that it would be the biggest beneficiary of any attenuation of global risks.

Another detractor to the Fund’s performance was its overweight positions to corporate credit, including investment grade and high yield bonds. During the reporting period in which spread sectors experienced heightened levels of volatility, especially during the final months as the broader market witnessed a flight to quality, corporate credit spreads widened from the beginning to end of the reporting period. Throughout the reporting period the Fund held an investment grade corporate credit overweight relative to the benchmark. While investment grade credit saw spreads trend wider for most of the reporting period, by contrast, high yield saw spreads tighten earlier in the reporting period. For reference, the option adjusted spread (OAS) of the Bloomberg Barclays U.S. Corporate High Yield Index moved from 3.43% as of December 31, 2017 to 3.16% by the end of September 2018. Up until the fourth quarter of the reporting period, the Fund’s high yield corporate credit positions had a positive impact on performance. The dramatic spread widening witnessed in the fourth quarter of the reporting period led to the Fund giving up all of its positive performance from high yield and ending the reporting period on a negative note.

Among the positive contributors to the Fund’s performance were its exposures to structured products, in particular legacy non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Spreads for both tightened for most of the reporting period before widening during the fourth quarter of the reporting period, as the outlook for real estate fundamentals generally remained stable. Non-U.S. developed market exposure was also a positive contributor, in particular the Fund’s short positions in the Australian dollar and the euro.

During the reporting period, the Fund primarily used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps to manage our duration and yield curve exposure. We also used non-U.S. interest rate futures to manage exposure to the German, French, Italian, British, Japanese, and Australian bond markets. Credit default swaps on both investment grade and high yield indices were used as an efficient, low cost way of adjusting exposures to these sectors on the margin. The Fund also used mortgage TBAs to gain exposure to the agency MBS market and other stripped MBS derivatives to gain exposure to specific characteristics of agency MBS. Finally, the Fund used foreign exchange futures, forwards, and options to take outright positions in a variety of currencies, including Mexican dollar, Brazilian real, Canadian dollar, and the euro.

Floating Rate Income Portfolio (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Floating Rate Income Portfolio’s Class I returned -0.03%, compared to a 1.14% return for its benchmark, the Credit Suisse Leveraged Loan Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (4/30/13)

Fund’s Class I	(0.03%)	2.63%	2.72%

Fund’s Class P	0.17%	2.83%	2.92%

Credit Suisse Leveraged Loan Index	1.14%	3.33%	3.45%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks a high level of income. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look for investment opportunities in income producing floating rate loans and floating rate debt securities.

The Fund’s underperformance relative to the benchmark was primarily attributable to the focus on larger bank loan issuers. During the latter half of the reporting period, significant volatility led to the underperformance of larger issuers versus smaller and less liquid companies. The Fund benefited from the underweight to distressed issuers (defined as those below $80 price) relative to the benchmark in the latter part of the reporting period. The Fund benefited from an overweight to second lien bank loans during the reporting period. Given the selloff in December 2018 was more liquidity than credit driven, second lien bank loans outperformed their first lien counterparts. The Fund’s overweight to B vs. BB rated issuers benefited performance. The Fund’s overweight to housing and manufacturing detracted from relative performance.

Floating Rate Loan Portfolio (managed by Eaton Vance Investment Managers)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Floating Rate Loan Portfolio’s Class I returned 0.15%, compared to a 0.44% return for its benchmark, the S&P/LSTA Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Eaton Vance Investment Managers assumed management of the Fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance Investment Managers, managed the Fund from May 1, 2010 to July 31, 2013. Another firm managed the Fund before May 1, 2010, and some investment policies changed at that time.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	0.15%	2.64%	5.81%

S&P/LSTA Leveraged Loan Index	0.44%	3.05%	8.57%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	0.35%	2.84%	3.58%

S&P/LSTA Leveraged Loan Index	0.44%	3.05%	3.71%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. Relative to the benchmark, the Fund maintains a greater focus on higher quality loans in seeking to invest in a portfolio of floating-rate loans of domestic and foreign borrowers that we at Eaton Vance believe will be less volatile over time than the general loan market while maintaining broad borrower and industry diversification among the Fund’s loan positions.

Relative performance during the reporting period reflected a combination of factors related to portfolio positioning. BB-rated loans in the benchmark returned -0.42%, B-rated loans in the benchmark returned 0.86%, CCC-rated loans in the benchmark returned 2.35% and D-rated (defaulted) loans in the benchmark returned -12.41%. An underweight to higher-credit risk CCC-rated loans detracted from Fund performance versus the benchmark during the reporting period, while underexposure to defaulted loans was a contributor to relative performance.

Looking at industry-level performance, there was a wide range of performance dispersion between the best- and worst-performing industries within the benchmark over the reporting period. The Fund’s underexposure to retailers (except food and drug) and surface transport represented a headwind to relative performance, as those industries outperformed the broader benchmark during the reporting period. Loan selection results aided performance over the period. Loan selection within the broker/dealers and oil & gas industries contributed to relative performance, while loan selection results in the electronics/electrical industry detracted.

Elsewhere, the Fund’s allocation to high-yield bonds, which are not held in the benchmark, detracted from relative performance as high-yield bonds underperformed floating-rate loans during the reporting period.

The cornerstones of the strategy’s investment philosophy are intense internal credit research and broad diversification. The Fund held 374 issuer positions across 34 industries as of the end of the reporting period. Important to note, we believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the reporting period, the Fund maintained an overweight position in BB-rated loans and modest exposure to the distressed CCC loan category.

Given the floating-rate nature of the asset class, the Fund is exposed to minimal interest rate risk as the loans in the Fund reset their coupons every 39 days on average as of the end of the reporting period, resulting in a Fund duration of roughly 0.11 years for the reporting period.

High Yield Bond Portfolio (managed by Pacific Asset Management)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the High Yield Bond Portfolio’s Class I returned -3.27%, compared to a -2.08% return for its benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years

Fund’s Class I	(3.27%)	2.85%	8.95%

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	(2.08%)	3.84%	11.14%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(3.08%)	3.06%	4.65%

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	(2.08%)	3.84%	5.38%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks a high level of income by investing in non-investment grade debt instruments. Using a fundamental approach with a top-down overlay, Pacific Asset Management’s team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

During the reporting period, the Fund underperformed the benchmark primarily due to sector allocations and security selection. Sanchez Energy and Halcon Resources were notable detractors in the independent exploration and production sector. Ahern Rentals was a notable detractor in the construction machinery sector. On a sector basis, notable positive contributors include underweight allocations to food & beverage and finance companies while underweight allocations to cable/satellite and health care sectors detracted. Duration was neutral to performance during the reporting period.

Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Inflation Managed Portfolio’s Class I returned -2.15%, compared to a -1.26% return for its benchmark, the Bloomberg Barclays U.S. TIPS Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years

Fund’s Class I	(2.15%)	1.29%	4.60%

Bloomberg Barclays U.S. TIPS Index	(1.26%)	1.69%	3.64%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(1.96%)	1.49%	1.92%

Bloomberg Barclays U.S. TIPS Index	(1.26%)	1.69%	1.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments, focusing on inflation-indexed debt securities. An overweight to breakeven inflation, the difference between nominal and real interest rates, detracted as inflation expectations fell over the period. The Fund’s short position in core European real rates contributed positively to performance as real rates rose during the reporting period.

Within currencies, the Fund’s short exposure to the Australian and Canadian dollar was positive for performance as both depreciated relative to the U.S. dollar. Additionally, tactical long exposure to the Argentine peso relative to the U.S. dollar proved negative over the reporting period. Within spread strategies, an allocation to agency mortgage-backed securities detracted from performance. Lastly, tactical exposure to U.S dollar denominated emerging market debt, particularly in Latin America, detracted from performance, as spreads widened during the reporting period.

During the reporting period, the Fund bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual securities and to the broader investment grade, high yield, mortgage, and emerging market sectors, and to take advantage of the basis between the credit default swap and cash bond market. The Fund entered into interest rate swaps and forward rate agreements to manage nominal and real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund purchased and sold total return swaps to adjust exposure to risk-neutral substitutes for owning physical securities (or physical securities that comprise a given index). The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed the Fund to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund purchased and sold/wrote options and swaptions on futures, currencies, bond indices, mortgage pass-throughs, and swaps, as a means of capitalizing on anticipated changes in market volatility, and to generate income. The Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities, and as a part of a tactical investment strategy. Lastly, the Fund sold/wrote inflation floors to adjust inflation exposure.

Inflation Strategy Portfolio (managed by Barings LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Inflation Strategy Portfolio’s Class I returned -1.54%, compared to a -1.26% return for its benchmark, the Bloomberg Barclays U.S. TIPS Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on May 2, 2011 through December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Effective November 1, 2017, Barings LLC began managing the Fund, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	(1.54%)	0.49%	0.74%

Fund’s Class P	(1.34%)	0.69%	0.92%

Bloomberg Barclays U.S. TIPS Index	(1.26%)	1.69%	1.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class I underperformed the benchmark. We at Barings maintain the Fund’s strategy by investing in a mix of U.S. Treasury Inflation Protected Securities (TIPS) that we believe are tactically positioned to outperform the benchmark, as well as high quality income producing securities including but not limited to asset-backed and money market securities to enhance performance. The Fund did not invest in TIPS issued by non-U.S. governments. The Fund may use derivative instruments for yield curve and duration management, as well as for replicating cash bonds and gaining market exposure to the inflation-linked market in order to track the benchmark and implement manager views. During the reporting period, treasury futures and consumer price index (CPI) swaps were used to manage duration and gain exposure to inflation, and both positions detracted from the Fund’s performance. Options on interest rate swaps utilized to hedge volatility contributed to performance. Overall these derivative positions detracted from performance. In addition, repurchase agreements were utilized to create leverage and re-invest in income generating assets which contributed to performance. The main contributor to performance during the reporting period was the Fund’s allocation to high quality money market securities as well as asset-backed consumer investments in the auto loan, student loan and timeshare sectors. Inflation positioning detracted from performance during the reporting period, as positive performance from exposure in short-dated TIPS was offset by tactical positioning in long-dated TIPS.

Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Managed Bond Portfolio’s Class I returned -0.60%, compared to a 0.01% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years

Fund’s Class I	(0.60%)	2.38%	5.24%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(0.40%)	2.58%	2.97%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	2.70%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments. Tactical short duration positioning within local interest rates in Japan and Australia detracted from performance as rates fell, and a tactical allocation to local rates in Brazil contributed to performance as rates fell. Additionally, country selection in the Eurozone, particularly Italy, was negative for performance. Tactical duration positioning in the U.S., implemented through the use of cash bonds, futures, interest rate swaps, swaptions, and options, was positive for the Fund’s performance as interest rates rose across the yield curve.

An underweight to investment grade corporate debt securities contributed to returns as spreads widened, while out-of-benchmark exposure to high yield corporate credit detracted. Exposure to, and selection within, non-Agency mortgage-backed securities was positive for performance while overweight exposure to Agency mortgage-backed securities negatively impacted performance relative to the benchmark. An underweight to U.S. dollar denominated emerging market debt was positive for performance as spreads widened. Within currencies, tactical Japanese yen versus the U.S. dollar negatively impacted performance while long and short Mexican peso and Brazilian real positions had a positive impact. Long exposure to the Argentine peso and Swedish krona relative to the U.S. dollar detracted from performance while a long Turkish lira position relative to the U.S. dollar in the fourth quarter of the reporting period contributed to performance.

During the reporting period, the Fund bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual securities and to the broader investment grade, high yield, mortgage, or emerging market sectors, and to take advantage of the basis between the credit default swap and cash bond market. The Fund entered into interest rate swaps to manage nominal and real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allow the fund manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise be accessible through the use of cash bonds. The Fund purchased and sold/wrote options and swaptions on futures, currencies, bond indices, mortgage pass-throughs and swaps, as a means of capitalizing on anticipated changes in market volatility, and to generate income. The Fund purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities, and as a part of a tactical investment strategy. Lastly, the Fund also held inflation floors that were previously traded in the Fund to hedge duration, though exposures were not adjusted during the reporting period.

Short Duration Bond Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Short Duration Bond Portfolio’s Class I returned 1.14%, compared to a 1.60% return for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	T. Rowe Price Associates, Inc. began managing the Fund on May 1, 2011, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	1.14%	1.01%	2.13%

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	1.60%	1.03%	1.52%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	1.34%	1.21%	1.35%

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index	1.60%	1.03%	1.04%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at T. Rowe Price manage the Fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities, generally expecting to track the duration of the benchmark (plus or minus a half-year). In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Underweight allocation to government-related securities, as well as security selection within the sector, detracted from performance relative to the benchmark. Government-related securities outperformed U.S. Treasuries as they are less directly affected by interest rate hikes. Our selection of securities from state-owned Dubai Aerospace Funding underperformed amid increased geopolitical tension in the Middle East.

An out-of-benchmark allocation to TIPS detracted from performance, as inflation expectations moderated throughout the reporting period. Additionally, security selection within crossover corporate bonds (i.e., bonds that are split rated on the lower end of the investment-grade credit ratings spectrum or the highest end of the noninvestment-grade ratings spectrum) detracted from performance. Select bonds from Italian corporates declined amid investor concerns about Italy’s large public debt.

Demand from investors looking to reduce interest rate risk provided support for short-maturity corporate bonds. As a result, the Fund’s significant overweight to corporates provided a meaningful contribution to relative performance. Short-maturity U.S. investment-grade corporate bonds, both investment-grade and crossover bonds, contributed to the Fund’ relative performance for the reporting period. Strong corporate earnings reports, supported by federal tax cuts and generally solid economic growth, supported investor sentiment for the majority of the reporting period. Concerns about global trade amid tariff disputes between the U.S. and China, however, weighed on corporate issues near the end of the reporting period. Our structural underweight to Treasuries contributed to the Fund’s relative performance as investors sought higher-yielding, high-quality investments with short durations. Treasury yields rose as positive economic news, four rate hikes, and increased borrowing by the U.S. government reduced investor demand for Treasury securities until the end of the reporting period when equity market volatility drove demand for safe haven assets.

The Fund’s out-of-benchmark exposure to asset-backed securities (ABS) and CMBS contributed to relative performance while MBS detracted from the Fund’s performance. High-quality CMBS and ABS provide an incremental yield advantage over Treasuries. Positive consumer fundamentals continue to support the ABS sector and fundamentals remain supportive within the CMBS sector.

Yield curve positioning further supported the Fund’s relative performance as our overweight allocation to the intermediate portion of the curve (bonds with maturities of five years) and modest out-of-benchmark exposure to longer maturities (bonds with maturities of 10 to 20 years) outperformed. The yield curve flattened over the reporting period on rising short-term rates and modest inflation expectations.

As of the end of the reporting period, the Fund held interest rate futures and currency forwards generating gross exposure of approximately 28.1% to extend duration to be closer to the benchmark’s duration. The estimated return impact from employing currency forwards was 0.01% and -0.02% from futures for the reporting period.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Emerging Markets Debt Portfolio (managed by Ashmore Investment Management Limited)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Emerging Markets Debt Portfolio’s Class I returned -5.45%, compared to a -4.26% return for the broad-based, J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and -4.45% for the sector-specific Emerging Markets Debt Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on April 30, 2012 through December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on April 30, 2012 through December 31,

2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Year	Since Inception (4/30/12)

Fund’s Class I	(5.45%)	2.84%	2.64%

Fund’s Class P	(5.26%)	3.04%	2.85%

J.P. Morgan EMBI Global Diversified Index	(4.26%)	4.80%	4.34%
Emerging Markets Debt Composite Benchmark	(4.45%)	1.97%	1.73%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed both the broad-based J.P. Morgan EMBI Global Diversified Index and the sector- specific Emerging Markets Debt Composite Benchmark. The Fund invests its assets in debt instruments that are economically tied to emerging market countries, which are issued by governments (sovereigns), government-guaranteed or majority government-owned entities (quasi-sovereigns), government agencies and instrumentalities and corporate issuers, and may be denominated in any currency, including the local currency of the issuer. We at Ashmore tactically manage exposure to emerging market sovereign external debt, local currency sovereign debt and corporate debt in seeking to maximize total return consistent with prudent investment management.

Over the reporting period the Fund’s allocation to emerging markets sovereign external debt increased, starting the reporting period at 56% and ending at around 58% of the Fund’s net asset value (NAV). Over the reporting period, the Fund’s exposure to corporate debt increased, starting the reporting period at 5.8% and ending at around 9.1% of NAV. Finally, the Fund’s exposure to emerging market local bonds and net exchange rate positions was actively managed, starting the reporting period at 56%, and ending at around 55% of NAV, having troughed at around 34% in September of the reporting period.

The Fund’s security selection in local currency sovereign debt and the off-benchmark allocation to corporate debt detracted from the Fund’s absolute and relative returns over the reporting period. The Fund’s overweight position in hard currency sovereign external debt contributed positively to the Fund’s relative performance over the reporting period.

In the emerging markets sovereign external debt space, the top country contributor to performance was Venezuela, while the top detractor from performance was Ecuador. Within local currency assets, the top two contributors to the Fund’s performance were an overweight position in the Brazilian Real, and an underweight position in the Turkish Lira, respectively. Overall, the largest country contributors to Fund performance were Brazil, Venezuela and Turkey. The largest country detractors over the reporting period were positions in Jamaican corporate bonds, Argentinean peso, and Ecuador sovereign bonds.

The Fund’s positions in derivatives are mainly in foreign exchange (FX) forwards – notably to hedge the FX exposure of some local currency bond positions, through interest rate swaps and total return swaps – for efficient Fund management purposes.

The following are summary developments in various countries in which the Fund invested during the reporting period:

In Brazil, despite the uncertain political outlook in the run-up to the October presidential election, the election of a fiscally conservative president contributed to a positive environment for local bond markets. Modest, but positive economic growth has kept inflationary pressure contained, with the IPCA inflation rate (Brazil’s Consumer Price Index used to measure inflation) peaking at 4.5% in the fall. The Monetary Policy Committee of the Central Bank of Brazil (COPOM) cut the SELIC (the Central Bank of Brazil’s overnight rate) target rate to 6.5% early in the reporting period and left it there for the balance of the reporting period. Business confidence has been increasingly supported by the government’s liberal agenda (reforms, privatizations and positive/technically strong appointments to key posts at state-owned enterprises), as well as the appointments announced in the economic team. A positive surprise in the government’s primary deficit allowed the net debt/gross domestic product (GDP) for November to come

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

in unchanged at 53.3%. This allowed the Brazil yield curve to benefit fully, and even out-perform the tightening in the global yield curve in December, taking the ten-year bond yields down to 9.21% at the end of the reporting period.

Argentina’s recession continued with third quarter GDP down 3.5% year-over-year, reflecting the ongoing tightening of domestic financial conditions. Domestic demand contracted, which led to an accelerated adjustment of the current account deficit. By September of the reporting period, the depreciation of the Argentine peso had led the trade balance to swing into a surplus. Confidence indicators and investment spending confirm that the short-term outlook for the Argentine economy remains challenging, but we believe that the government’s economic policies will allow it to see through the necessary economic adjustment.

Turkey had a difficult year during the reporting period, as excessive credit growth and loose monetary policy fueled a large current account deficit early in the reporting period. Pressure on external funding conditions in the first quarter of the reporting period were inadequately addressed ahead of the parliamentary and presidential election in June. This led to a balance of payments and exchange rate crisis during the summer. The central bank’s belated reaction in September allowed it to stabilize the exchange rate, but the Lira still dropped 39% against the U.S. dollar during the reporting period, and the economy began experiencing a painful re-balancing that we believe could have been avoided using a more prudent, and more orthodox, economic policy. The fund’s underweight position in Turkey over the reporting period allowed the performance impact to be somewhat limited.

Comstock Portfolio (managed by Invesco Advisers, Inc.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Comstock Portfolio’s Class I returned -12.37%, compared to a -8.27% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Invesco Advisers, Inc. began managing the Fund on June 1, 2010. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(12.37%)	4.46%	11.26%

Russell 1000 Value Index	(8.27%)	5.95%	11.18%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(12.20%)	4.66%	8.06%

Russell 1000 Value Index	(8.27%)	5.95%	8.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at Invesco focus primarily on a security’s potential for long-term growth of capital, emphasizing a value style of investing, seeking well-established, undervalued companies, which may be medium or large-sized companies. As financial markets tend to focus on short-term factors, stock prices often fail to reflect the intrinsic value of companies. We at Invesco believe that longer-term investors can take advantage of pricing anomalies in financial markets by purchasing stocks of companies that are currently underpriced. We employ a strategy that aims to exploit these market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies and will sell them as their stock price begins to reflect their intrinsic value.

Stock selection within the information technology sector was the largest driver of relative returns as of the end of the reporting period. Most notably, Microsoft, Cisco Systems and NetApp Inc. were top performers within the sector. NetApp’s stock performed well after reporting sales and profits exceeding expectations due to strong product adoption, expanding their customer base and expanding new cloud partnerships. Microsoft also contributed to relative performance over the reporting period after reported earnings in April and July of the reporting period that beat expectations and provided strong guidance on optimism around sales of its products Azure and Office 365.

An underweight relative to the benchmark to the consumer staples sector also contributed to relative returns. Not owning Philip Morris International was a top contributor to the Fund’s performance. Kimberly-Clark Corp. also boosted relative and absolute returns for the Fund.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Kimberly-Clark, the maker of Huggies diapers and Kleenex tissues, benefitted from managing expenses and discretionary spending, while returning capital back to share-holders by increasing dividends and re-purchasing stock. Also, investors favored a new incoming CEO, scheduled to start on January 1, 2019, with speculation of brand divestments, mergers or a boost to current dividend increases and stock buybacks.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Fund. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a positive impact on the Fund’s performance relative to the benchmark for the reporting period.

Stock selection in the financials sector was a large relative detractor for the Fund during the reporting period. Within banks, Citigroup; within insurance, American International Group (AIG) and Allstate; and, within diversified financials, State Street and Morgan Stanley were the largest detractors. Many of the large banks and interest rate sensitive financial stocks were down for the reporting period due to concerns over a flattening yield curve, possibly signaling a recession. In our view, financials have not performed as expected, given a normalizing rate environment and posting positive earnings and guidance. We believe that financials are still attractively valued, with valuations at historically low levels.

Another driver of underperformance was stock selection in, and an overweight in, the energy sector. Devon Energy and Haliburton were two of the largest detractors on a relative and absolute basis over the reporting period. Since the third quarter of the reporting period, oil prices have deteriorated amid weaker inventory data and concerns over global demand destruction caused by a potential trade war. Oil prices dropped from around $75 to the mid $40s during the fourth quarter of the reporting period. Absent a meaningful decrease in demand, we still believe energy equities represent compelling value and are poised for recovery.

Stock selection within the health care sector also negatively impacted relative performance. Mylan, Cardinal Health and McKesson Corp. were the largest detractors within the sector. In May of the reporting period, Cardinal Health’s stock hit a three-year low after reporting an over 30% drop in earnings from 2017 due to a higher than expected tax rate on its medical devices division, with most business derived from outside the U.S. In our long-term view, valuations and fundamentals still remain attractive.

As of the end of the reporting period, the Fund’s financials and energy positions were larger than the respective benchmark sectors because we have a favorable view of large banks within financials and a positive outlook for the long-term prospects of the Fund’s energy holdings. Consequently, the Fund is expected to be more sensitive to broad moves within these sectors for the foreseeable future. Conversely, given the team’s emphasis on finding the most attractively valued stocks, the Fund is materially underweight the telecommunication services and consumer staples sectors and has no exposure to the real estate or utilities sectors because we believe these areas are overvalued.

Developing Growth Portfolio (managed by Lord, Abbett & Co. LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Developing Growth Portfolio’s Class I returned 5.55%, compared to a -9.31% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Effective October 31, 2016, the Fund changed its name from Small-Cap Growth Portfolio and some of its investment policies changed at that time. Lord, Abbett & Co. LLC began managing the Fund on May 1, 2014 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	5.55%	4.28%	12.87%

Russell 2000 Growth Index	(9.31%)	5.13%	13.52%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	5.75%	4.49%	6.33%

Russell 2000 Growth Index	(9.31%)	5.13%	8.04%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks capital appreciation by investing in small-capitalization growth companies that we at Lord Abbett believe have above-average long-term growth potential and that are strongly positioned in

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

the “developing growth” phase, which we define as the period of swift development after a company’s start-up phase when growth occurs at a rate generally not equaled by established companies in their mature years. These types of companies include companies that can transform markets through innovative products and services.

The leading contributor to the Fund’s relative performance during the reporting period was security selection in the information technology sector. Within this sector, the Fund’s holdings of Twilio, Inc., a provider of a cloud based communications software platform, contributed most. Shares of Twilio benefited from the firm’s ability to capitalize on its vast and growing addressable market, through the introduction of new products like Flex, a cloud contact application, and from expanding its footprint with its acquisition of SendGrid. Another contributor within this sector during the reporting period was the Fund’s position in Everbridge, Inc., a developer of critical event management software and applications. Shares of Everbridge appreciated as it reported successive quarters of robust revenue and earnings growth during the reporting period, while continuing to expand internationally and completing a key acquisition of Unified Messaging Systems.

Security selection within the health care sector also contributed to the Fund’s relative performance during the reporting period. Within this sector, the Fund’s holdings of Foundation Medicine, Inc., a molecular diagnostic company, contributed as Roche acquired the firm in an effort to expand its existing capabilities. The Fund’s holdings of Sarepta Therapeutics, Inc., a biopharmaceutical company, also contributed. Shares of Sarepta surged after it announced highly positive data for its gene-therapy for Duchenne muscular dystrophy within boys.

Additionally, security selection within the consumer discretionary sector was a major contributor to the Fund’s performance during the reporting period. Specifically, the Fund’s holding of SodaStream International Ltd., a developer and marketer of home carbonation systems, contributed. SodaStream was acquired by PepsiCo during the reporting period for a sizeable premium.

The leading detractor from the Fund’s performance relative to the benchmark during the reporting period was security selection within the financials sector. Within this sector, the Fund’s position in Western Alliance Bancorp, a provider of various banking services, detracted. Shares of Western Alliance Bancorp declined as investors were concerned about a possible moderation in growth due to increased competition for loans among banks and non-banks. Another detractor within the sector was the Fund’s position in CenterState Bank Corporation, a bank holding company. U.S. banks, like Western Alliance and CenterState, faced headwinds during the latter half of the reporting period as investors appeared to expect commercial and industrial loan growth to decline, while the industry continued to face tougher competition from non-bank lenders and corporate clients.

Security selection in the communication services (formerly telecommunication services) sector also detracted from the Fund’s performance relative to the benchmark during the reporting period. Within this sector, the Fund’s holdings of Eventbrite, Inc., an operator of a self-service online ticketing platform, detracted. Eventbrite, which conducted its IPO in September, declined during the reporting period as investors were concerned about its valuation and pending share lockup expiration. Additionally, though it beat consensus estimates in its first public reporting, it was not of the magnitude that investors expected.

Dividend Growth Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Dividend Growth Portfolio’s Class I returned -1.28%, compared to a -4.38% return for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

T. Rowe Price Associates, Inc. began managing the Fund on May 1, 2010. The Fund changed its name from Diversified Research Portfolio, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(1.28%)	8.44%	12.97%

S&P 500 Index	(4.38%)	8.49%	13.12%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(1.09%)	8.65%	10.49%

S&P 500 Index	(4.38%)	8.49%	10.58%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at T. Rowe Price manage the Fund’s strategy by investing in equity securities of dividend paying companies that we expect to increase their dividends over time and also provide long-term appreciation. In selecting investments, we favor companies with one or more of the following: either a track record of, or the potential for, above-average earnings and dividend growth; a competitive current dividend yield; a sound balance sheet and solid cash flow to support future dividend increases; a sustainable competitive advantage and leading market position; and attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

Our position in the health care sector contributed to the Fund’s relative performance, mainly due to stock selection. An overweight position in the sector, which was the best-performing sector during the reporting period, also helped. Shares of Pfizer, a biopharmaceutical company, advanced on solid operational results throughout the reporting period as well as from announcing plans to increase its focus on building out its drug pipeline. We continue to like the company for its strong execution, attractive dividend yield, and shareholder-friendly management team. The health care sector continues to play a significant role in the Fund, as we believe certain industries offer compelling, relatively stable growth potential that can perform well in multiple economic scenarios. Our largest industry weights are in health care equipment and supplies and in pharmaceuticals.

Our positions in the materials sector contributed to relative results as well, again, mainly due to stock choices. Ball, a global manufacturer of metal food and beverage packaging products, benefited from improved operational performance driven by solid integration of its Rexam assets (acquired in 2016), as well as from better global beverage can volumes. We remain positive on Ball given its solid balance sheet, leading position in a consolidated industry, and attractive earnings growth profile.

Conversely, stock choices in the consumer discretionary sector detracted from performance, as did an underweight to the sector. Marriott, a hospitality company that manages and franchises hotels and related lodging facilities, underperformed due to a combination of investor concern that trade tensions could slow down the global economic expansion and news in late November 2018 of a massive hack in the reservation database for its Starwood properties. Despite the recent weakness, we remain constructive on the company for its strong operational track record and leading brands in an attractive industry where scale is beneficial. Shares of MGM Resorts International, a hospitality and entertainment company operating destination resorts, fell after management offered tepid full-year expectations for its Las Vegas properties. We remain positive on the company as we believe it could benefit from an improved balanced sheet, a rebound in Las Vegas, and a new resort in Macau, so we bought shares in the company during the fourth quarter of the reporting period. We prefer companies that demonstrate pricing power in their industry and provide products or services at a reasonable value. Our largest industry weight is in hotels, restaurants, and leisure. We also own a sizable position in specialty retail.

Elsewhere, a significant underweight to the information technology sector detracted from performance, as well. The information technology sector remains one of our largest underweight positions relative to the benchmark. However, we believe certain companies within this sector are poised for strong growth. Our holdings are largely concentrated in information technology (IT) services and software companies that we believe will benefit from the increasing demand for business technology solutions. During the fourth quarter of the reporting period, we added to our position in Texas Instruments and trimmed our stake in Apple.

Equity Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Equity Index Portfolio’s Class I returned -4.73%, compared to a -4.38% return for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years

Fund’s Class I	(4.73%)	8.18%	12.82%

S&P 500 Index	(4.38%)	8.49%	13.12%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(4.54%)	8.39%	10.47%

S&P 500 Index	(4.38%)	8.49%	10.58%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the S&P 500 Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The largest negative returns for the benchmark during the reporting period came from the energy (-18.08%), materials (-14.70%), and industrials (-13.29%) sectors. However, the health care (+6.41%), utilities (+4.11%), and information technology sectors (+3.37%) contributed positively to overall return during the reporting period.

Focused Growth Portfolio (managed by Janus Capital Management LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Focused Growth Portfolio’s Class I returned 4.99%, compared to a -1.51% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years

Fund’s Class I	4.99%	11.02%	15.32%

Russell 1000 Growth Index	(1.51%)	10.40%	15.29%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	5.21%	11.25%	12.14%

Russell 1000 Growth Index	(1.51%)	10.40%	11.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. As part of the Fund’s investment goal in seeking long-term growth of capital, we at Janus seek companies that have clear, sustainable competitive moats around their businesses that should help them grow market

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. While a few companies in the Fund produced disappointing results during the reporting period, we remain confident about the competitive advantages and long-term growth potential of the companies in the Fund.

Stock selection in the technology and industrial sectors contributed to relative performance during the reporting period. An overweight to the financial sector detracted from relative results.

The Trade Desk contributed to the Fund’s performance. It is a demand-side platform offering agencies, aggregators and advertisers best-in-class technology to manage display, social, mobile, and video advertising campaigns. We believe the company plays a valuable role in helping its customers develop a cohesive, targeted advertising strategy and better understand the return on investment of their ad spending.

The global card payment network, Mastercard, also contributed to the Fund’s performance. Mastercard connects consumers, financial institutions, merchants, governments and businesses, enabling them to use electronic forms of payment instead of cash and checks. We like Mastercard for its high return on invested capital business and growth potential as well as its strong balance sheet and quality management team. A majority of its revenues are generated outside the U.S., where many markets have a lower penetration of cards/electronic payments and are experiencing significantly faster electronic purchase volume growth.

Another contributor to the Fund’s performance was Amazon. The online retailer is a major player in a number of retail categories, including books, apparel, home goods, video and electronics. Amazon offers an appealing combination of value and convenience. As a result, membership in its annual subscription service, Amazon Prime, has increased at a double-digit rate in recent years, creating a loyal base of shoppers who tend to spend more than non-Prime members. In addition, Amazon Web Services (AWS), the firm’s cloud-computing business, is an industry leader. Importantly, we believe AWS has a long runway of growth, as we are only in the early stages of companies shifting workloads from onsite servers to the cloud.

Also contributing to the Fund’s performance was Salesforce. Salesforce is a global cloud computing company best known for its customer relationship management (CRM) solutions. We believe the flexibility and low-cost nature of the company’s cloud-based offerings give it a competitive advantage over on-premises legacy solutions.

The medical device maker Boston Scientific also contributed to the Fund’s performance. Boston Scientific offers a range of products in applications including cardiovascular, pulmonary, digestive, urological and women’s health. We are encouraged by management’s initiatives to boost its product pipeline, operating margins and revenue growth. New product launches, especially in the cardiovascular field, have been encouraging.

Apple, a technology company, detracted from the Fund’s performance. We have some exposure to Apple due to the value of its services business, but are underweight the stock relative to the benchmark because we are less optimistic about its long-term topline growth potential, which is increasingly tied to iPhone replacement cycles.

Nvidia also detracted from the Fund’s performance. Nvidia is the leader in graphics processors (GPUs). GPUs have historically been PC and gaming centric, but we like their growth potential as GPUs are increasingly used in emerging applications that require high levels of parallel processing such as data center growth and autonomous driving.

Another detractor from the Fund’s performance was Insmed. We like the potential for Insmed’s lead therapy, ALIS, an inhaled liposomal formulation of amikacin. The drug treats nontuberculous mycobacterial (NTM) infection, a lung disease that affects more than 200,000 people worldwide, causing symptoms such as chronic cough, chest pain and fatigue.

Also detracting from the Fund’s performance was the global biotechnology company Celgene. After disappointing execution from Celgene’s management team, we sold the position to pursue better ideas for the Fund.

Although Allergan also detracted from the Fund’s performance, we like the multi-specialty health care company’s dominant market positions in medical aesthetics and ophthalmology, and like that many of its products are durable and have a high cash pay component, making them less subject to government reimbursement.

Growth Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Growth Portfolio’s Class I returned 2.40%, compared to a -1.51% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	2.40%	10.02%	13.89%

Russell 1000 Growth Index	(1.51%)	10.40%	15.29%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	2.61%	10.24%	11.33%

Russell 1000 Growth Index	(1.51%)	10.40%	11.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The strategy is an actively managed, research-driven growth fund. We, the MFS investment management team, build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

Stock selection and, to a lesser extent, an overweight position in both the technology and financial sectors contributed to performance relative to the benchmark. Within the technology sector, the Fund’s overweight positions in software company Adobe Systems, customer information software manager Salesforce.com and financial management solutions provider Intuit contributed to relative returns. Within the financial sector, overweight positions in both debit and credit transaction processing company Mastercard and global payments technology company Visa also contributed to relative results.

Stocks in other sectors that contributed to relative performance included the Fund’s overweight positions in internet TV show and movie subscription services provider Netflix, life sciences supply company Thermo Fisher Scientific and internet retailer Amazon.com. The Fund’s holdings of pharmaceutical and medical products maker Abbott Laboratories (security is not a benchmark constituent) also contributed to relative returns. Avoiding poor-performing tobacco company Altria Group further contributed to relative results.

Security selection in the consumer, cyclical sector detracted from relative performance. Within this sector, the Fund’s overweight holdings of video game makers Electronic Arts and Activision Blizzard also detracted from relative performance.

The Fund’s overweight positions in tobacco company Philip Morris International, alcoholic beverages company Constellation Brands, social networking service provider Facebook, basic materials supplier for the infrastructure and construction industries Vulcan Materials and global consumer products company Colgate-Palmolive detracted from relative results. The timing of the Fund’s ownership in shares of health insurance and Medicare/Medicaid provider UnitedHealth Group (security was not held in the Fund at reporting period end) further detracted from relative results. In addition, not owning strong-performing aerospace company Boeing and biotechnology firm Amgen also detracted from relative performance.

Large-Cap Growth Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Large-Cap Growth Portfolio’s Class I returned 1.89%, compared to a -1.51% return for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	1.89%	9.51%	15.33%

Russell 1000 Growth Index	(1.51%)	10.40%	15.29%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	2.09%	9.73%	12.01%

Russell 1000 Growth Index	(1.51%)	10.40%	11.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the BlackRock portfolio management team, seek to provide long-term growth of capital. We implement the Fund’s investment strategy by identifying and investing in companies for which the magnitude and/or duration of their future growth prospects are underappreciated by the market. In particular, we seek large-capitalization companies that possess dominant market positions or franchises, a major technological edge, or a unique competitive advantage.

On a sector basis, the largest contributor to relative performance was consumer discretionary, where internet & direct marketing retail holdings had the most positive impact. Selection to hotels, restaurants & leisure and a lack of exposure to media also added value within the sector. Health care and industrials were additional sources of strength. Equipment & supplies and life sciences tools & services holdings drove gains in health care, while positioning to machinery and zero exposure to air freight & logistics benefited in industrials. Conversely, communication services detracted from performance with entertainment holdings hindering results. Consumer staples and materials also weighed on performance. Selection to beverages was a drag in consumer staples, while an overweight to construction materials was a weakness in materials.

In stock specifics, the top individual contributors to the Fund’s performance were Amazon.com Inc. (consumer discretionary) and Netflix Inc. (communication services). Amazon provided strong returns as the company delivered a series of solid earnings reports, with revenue acceleration in North America, International, Prime, Amazon Web Services (AWS) and advertising. In addition, especially notable has been Amazon’s operating margin expansion, driven by advertising, subscription services, AWS and shipping efficiencies. Our view remains that Amazon has many years of profitable growth ahead and, accordingly, we maintain our overweight position. Netflix continued to outperform after a series of strong earnings reports. The company exceeded 23 million global net subscriber additions for 2017 and was on pace to exceed 28 million in 2018, ahead of our forecasts. Overall, we believe our thesis is playing out as the flywheel of content and subscriber additions is benefiting Netflix as it gains scale. We continue to believe the stock is far from pricing in the company’s long-term growth and profitability potential.

Additional contributions to the Fund’s performance came from positions in Boston Scientific Corp. (health care), Visa Inc. (information technology) and UnitedHealth Group Inc. (health care).

The top detractors over the reporting period were Tencent Holdings Ltd. (communication services) and Constellation Brands Inc. (consumer staples). Tencent underperformed amid U.S./China trade tensions, weakness in the Chinese stock market, regulatory uncertainty and questions around timing of game launches and monetization. In addition, data showed a modest decline in Tencent’s share of mobile user time spent. Our view remains bullish as the company still dominates mobile time spent in China, enabling it to monetize along multiple channels, including gaming, advertising, payments and e-commerce, among others. Constellation declined during the reporting period as investors feared that Mexican import beer would decelerate along with beer profit margin growth and reinvestment risk in Canopy Growth. Constellation announced a $4 billion investment in Canopy Growth during the second quarter of the reporting period. We expect Constellation’s core fundamentals to stay on track, including high single digit volume growth for beer and continued beer margin expansion and are positive on the Canopy investment.

Positions in Electronic Arts Inc. (communication services) and Activision Blizzard (communication services) also detracted from the Fund’s performance, as did Vulcan Materials Company (materials). We sold out of Vulcan Materials Company by the end of the reporting period.

The largest overweight in the Fund relative to the bench market the end of the reporting period was health care, followed by communication services. Industrials and consumer staples were the largest Fund underweights.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Large-Cap Value Portfolio (managed by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Large-Cap Value Portfolio’s Class I returned -9.35%, compared to a -8.27% return for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Effective December 5, 2012, ClearBridge Investments, LLC changed its name from ClearBridge Advisors, LLC.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(9.35%)	4.75%	10.57%

Russell 1000 Value Index	(8.27%)	5.95%	11.18%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(9.17%)	4.96%	8.48%

Russell 1000 Value Index	(8.27%)	5.95%	8.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the ClearBridge large-capitalization value team, use an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on near- and medium-term cash flows over those with a longer projected time horizon when discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power. There is no change to our disciplined investment approach that focuses on competitively well-positioned companies with strong business franchises capable of generating superior returns across cycles.

Relative to the benchmark, overall security selection detracted from the Fund’s performance. Specifically, stock selection within the consumer staples, communication services, energy and materials sectors negatively impacted the Fund’s relative performance. An underweight in the utilities sector and an overweight in the industrials sector also detracted from relative results. On an individual holding basis, the leading detractors from Fund performance for the reporting period included positions in Dish Network in the communication services sector, Halliburton in the energy sector, Illinois Tool Works in the industrials sector and British American Tobacco and Anheuser-Busch InBev in the consumer staples sector.

Relative to the benchmark, the Fund’s overall sector allocation contributed to performance for the reporting period. The Fund’s overweight position to the communication services sector and underweight to the consumer discretionary sector positively impacted its relative performance for the reporting period. Furthermore, security selection within the industrials, information technology, consumer discretionary and real estate sectors added to the Fund’s relative performance. In terms of individual holdings, the leading contributors to Fund performance included positions in Twenty-First Century Fox in the communication services sector, Motorola and Microsoft in the information technology sector, McCormick in the consumer staples sector and Anthem in the health care sector.

During the reporting period, we established new positions in Comcast, Pfizer, Charles Schwab, United Parcel Service and Deere. We also received and retained shares of AT&T after its acquisition of holding Time Warner. We exited our positions in British American Tobacco, Kimberly-Clark, McCormick, National Oilwell Varco, Synchrony Financial, Freeport-McMoRan, Crown Holdings and Citigroup during the reporting period.

Notwithstanding near-term uncertainty and market volatility, we think the companies held by the Fund should outperform over time. We continue to gradually reduce cyclicality of the Fund while improving the quality of the companies we own, with a keen focus on sustainable cash flows.

Main Street Core Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Main Street Core Portfolio’s Class I returned -7.74%, compared to a -4.38% return for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years

Fund’s Class I	(7.74%)	6.71%	12.41%

S&P 500 Index	(4.38%)	8.49%	13.12%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(7.56%)	6.92%	9.88%

S&P 500 Index	(4.38%)	8.49%	10.58%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We the Oppenheimer Main Street team, strive to keep the Fund in an all-weather orientation. We expect heightened uncertainty to eventually return to the equity markets. Traditionally, during periods of economic uncertainty and heightened market volatility, investors favor stocks of higher quality companies – with greater consistency and stability of revenue and earnings – leading to relatively better stock performance of those companies. We think focusing on companies with economic advantages and skilled management teams positions us well, should this environment come to pass. We think focusing on companies with economic moats and skilled management teams positions us well, should this environment come to pass. During times of economic volatility, such companies frequently widen their lead over weaker competitors. We seek to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance.

The Fund’s underperformance was largely the result of weaker relative stock selection in the information technology, communication services, consumer staples, consumer discretionary, health care, and utilities sectors. The Fund’s sector selection was roughly flat; an underweight (relative to the benchmark) to energy contributed to performance while overweights to the financials and information technology sectors detracted from performance.

Not owning Amazon (consumer discretionary), one of the largest benchmark weights, through the end of April of the reporting period was the biggest relative detractor. We re-initiated a position in the company at the very end of April of the reporting period after previously selling the stock in early 2017. Other top detractors to relative performance that were owned in the Fund included Kraft Heinz (consumer staples) and DXC (information technology). Kraft stepped up reinvestment in the reporting period – reinvesting tax reform windfall – which clipped industry-high margins and, although these investments seemingly resulted in the strongest organic sales growth in the company’s history in the third quarter of the reporting period, cost pressures took another step up in the order to deliver company record volumes. DXC has been under pressure since October of the reporting period after an article released by The Register (a U.K. based news source) highlighted the departure of DXC’s Americas executive amid sales weakness in the region. In early November of the reporting period, the company reported fiscal second quarter results which saw revenue declines accelerate and also lowered full year revenue guidance.

Top contributors to relative performance this period included Merck & Co., Inc. (health care), Church & Dwight Co., Inc. (consumer staples), and Motorola Solutions, Inc. (information technology).

Merck has benefitted from Roche’s Tecentriq (competitor to Merck’s Keytruda) having underwhelming data updates and a 3-month Food and Drug Administration (FDA) approval delay in Tecentriq’s initial entry into the first line non-squamous non-small cell lung cancer market. In late July of the reporting period in Europe, Merck received a positive opinion for Keytruda plus chemotherapy in first line metastatic non-squamous non-small cell lung cancer. In August of the reporting period, the FDA updated Keytruda’s label to include overall survival data from the KN-189 trial, which was for first line non-squamous non-small cell lung cancer and regardless of PD-L1 status (the lack of PD-L1 screening requirement is expected to make this a more user-friendly regimen, especially in the community setting).

Church & Dwight has been able to put up improving pricing and margins throughout the year without any negative impact to its consistently solid mid-single-digit organic sales growth.

Motorola Solutions continued to display strong execution and to benefit from a favorable environment for public-safety spending. The company has recorded record backlogs with improved margins and return on invested capital.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Mid-Cap Equity Portfolio (managed by Scout Investments, Inc.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Mid-Cap Equity Portfolio’s Class I returned -9.72%, compared to a -9.06% return for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Scout Investments, Inc. began managing the Fund on January 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(9.72%)	7.06%	12.87%

Russell Midcap Index	(9.06%)	6.26%	14.03%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(9.54%)	7.27%	8.18%

Russell Midcap Index	(9.06%)	6.26%	8.75%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at Scout manage the Fund’s strategy, which is keenly focused on individual stock selection, by investing Fund assets primarily in equity securities of companies with medium market capitalizations. We seek to invest in the securities of companies that we believe are expected to benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. The strategy invests in mid-cap stocks with emphasis on stocks with positive cash flows, strong balance sheets, attractive valuations, and fundamental top down (macroeconomic or political changes) or bottom up (company-specific) catalysts to unlock that value, while selecting away from those stocks that the strategy perceives to be exposed to unnecessary risk factors.

Stock selection overall benefited the Fund, however, stock selection in six out of eleven sectors detracted from the Fund’s performance during the reporting period. The energy, financials, information technology, industrials, consumer discretionary and consumer staples sectors were a drag on overall stock selection relative to the benchmark during the reporting period. Positive contribution from stock selection came from the health care, utilities, communications services, materials and real estate sectors.

Overall, sector allocation provided a small contribution to the Fund’s relative performance during the reporting period with the overweight position in utilities relative to the benchmark having the largest positive impact, followed by the timing of the energy weighting and the underweight in real estate. The Fund’s overweight position in the financials sector had the largest negative impact on performance during the reporting period, followed by a small negative impact from the underweight position in information technology. All other sectors had a minimal impact on relative performance. The Fund also experienced a small benefit from a positive cash and equivalent weighting due to weak equity returns.

At the security level, the health care sector’s performance benefited from a rally in the first half of the reporting period in ABIOMED, Inc., the Fund’s top contributor during the reporting period, as investors continued to appreciate their near monopoly market position in small cardiovascular pumps, and the growth potential of this business. Keysight Technologies Inc. was also a positive contributor during the reporting period, as the electronic test and measurement equipment provider experienced strong orders for 5G wireless and automotive electronic testing equipment. Advanced Micro Devices posted strong performance during the third quarter of the reporting period in which it was held by the Fund, as the shares reacted favorably to semiconductor performance milestones and challenges faced by their primary competitor.

One of the top detractors for the reporting period was Nektar Therapeutics. The biopharmaceutical company develops drugs based on its platform for pain management, oncology and other therapeutic areas. Early trial results for one of the company’s important cancer drugs produced worse than expected results, sending shares lower. DXC Technology Company was a top detractor as the IT consulting and outsourcing company struggled to grow revenue due to challenges in legacy technology outsourcing services and changes to their sales strategy in North America. Thor Industries, a leading manufacturer of recreational vehicles, struggled to adjust to slowing RV sales and excess dealer inventory. Finally, Newfield Exploration Company, an energy exploration and production company, detracted from performance as oil prices fell significantly in the fourth quarter of the reporting period and sentiment worsened regarding some of its acreage position.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Mid-Cap Growth Portfolio (managed by Ivy Investment Management Company)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Mid-Cap Growth Portfolio’s Class I returned 0.16%, compared to a -4.75% return for its benchmark, the Russell Midcap Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Ivy Investment Management Company began managing the Fund on November 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	0.16%	6.78%	14.55%

Russell Midcap Growth Index	(4.75%)	7.42%	15.12%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	0.36%	6.99%	6.55%

Russell Midcap Growth Index	(4.75%)	7.42%	9.31%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. In selecting investments, we at Ivy maintain the Fund’s strategy by primarily emphasizing a bottom-up approach with a focus on companies with medium market capitalizations that we believe have the potential for strong growth and increasing profitability, attractive valuations and sound capital structures. Our investment process also includes a review of the macroeconomic environment.

Strong results in the Fund’s health care and consumer discretionary sectors drove the positive relative return in the reporting period, with stock selection key to the outperformance. The industrials, financials, communications services, and materials sectors also made solid positive contributions to performance based on a combination of strong stock selection, in the case of industrials, financials and communication services, and sector allocation, in the case of the materials sector. Other sectors that made a positive contribution were utilities and real estate, both at zero exposure in the Fund.

Those sectors that made a negative contribution to relative performance were information technology, consumer staples and energy. The Fund’s cash position was 0.18% to the negative, while equity options detracted from performance by 0.01%. Any derivatives usage during the measurement period did not have a specific impact on performance and was based primarily on individual issues (selling puts to potentially gain access to a holding at a target price or selling calls to exit a holding).

Health care sector exposure made the greatest positive contribution to the Fund’s return for the reporting period. We were overweight this outperforming sector, and our names far outperformed the health care stocks in the index, gaining almost 18% on average against a less than 0.5% gain for the health care sector overall. Limited exposure to biotechnology stocks was a benefit to the Fund, as the performance for a number of these issuers struggled during the reporting period, mostly delivering steep declines, often as much as one-third to one-half their value. However, the vast outperformance for our health care group came from solid positive returns throughout the reporting period from most of our holdings, including Intuitive Surgical, Abiomed, Edwards Lifesciences, Zoetis, DexCom, and Glaukos. Other positives for the group during the reporting period included exiting several names at opportune times, including Align Technology, which sold off significantly as the year progressed, and Jazz Pharmaceuticals. We also benefited from participating in the initial public offering of Elance Animal Health, which was a spin-off from Eli Lilly. We sold this name shortly after purchase, as the stock reached full valuation very quickly. One name that detracted from our performance was Dentsply Sirona, which manufactures and sells dental consumables and equipment. The company has had difficulty assimilating acquisitions made in the last few years, and other parts of its business seem to be at competitive risk. We lost confidence that the growth we expected from the business would materialize, and instead became concerned that there was more deterioration ahead. We sold the stock from the Fund.

Solid performance from our consumer discretionary names was another important factor in our relative outperformance during the reporting period. We were overweight this group, with much of the excess weight in our strongest names, most of which delivered positive performance during the reporting period. The list of winners is long and diverse, including Lululemon Athletica, an athletic retailer located in Canada, Chipotle Mexican Grill, a restaurant chain located in the U.S. and GrubHub, a web commerce platform. Mohawk Industries, Inc., a flooring

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

manufacturer located in the U.S., and Polaris Industries, Inc., a manufacturer of snowmobiles, ATVs and neighborhood electric vehicles located in the U.S., were top detractors in the sector.

Our industrials exposure contributed positively to our outperformance during the reporting period, led by CoStar Group, the online commercial real estate information and marketing platform, Expeditors International, which provides global logistics services, Trex Company, which makes high quality wood alternative decking material, and TransUnion, which provides information and risk management primarily associated with credit.

Financials were a source of outperformance for the Fund given strong results from our exchange stocks, CME Group and MarketAxess. The performance of our banks was more split, with good performance from First Republic Bank and Northern Trust, which we sold in the middle of the reporting period, but weak performance from Western Alliance, Signature Bank, and SVB Financial, the latter of which weakened with the technology stocks in the fourth quarter of the reporting period, and also related to unexpectedly higher levels of spending upcoming in 2019. We have sold both Western Alliance and Signature Bank, but retained SVB Financial.

Communications services was a source of outperformance versus the benchmark, primarily related to a strong showing from Pandora, the streaming music service, which agreed to be purchased by Sirius XM Holdings. Outside of Pandora, Electronic Arts was quite weak for the reporting period after many years of sound performance. The company saw a deceleration in the near-term growth of its live services business, and also announced the delay in the launch of an important video game.

We had no exposure to the real estate and utilities sectors, which contributed 0.13% and 0.02% to Fund performance relative to the benchmark, respectively.

Our information technology exposure produced the biggest negative contribution to relative performance during the reporting period, largely related to sector allocation, as we were significantly underweight this outperforming sector. Changes in the classification of stocks and the composition of the benchmark largely drove our underweight stance, as names in the Fund previously classified as information technology stocks were strong relative performers in other sectors, namely GrubHub in consumer discretionary, Pandora in communications services, and CoStar Group in industrials, collectively outperforming the benchmark and representing better than 5% of the Fund. We had a number of very strong performers in the sector during the reporting period, including Square, ServiceNow, Guidewire Software and Autodesk. Weaker names included Trimble and IPG Photonics, neither of which are currently held in the Fund.

Our consumer staples exposure contributed negatively to relative performance primarily related to the weakness in Hain Celestial Group. Two of other sector holdings, Blue Buffalo Pet Products and Snyder’s-Lance were bought during the reporting period.

Our energy exposure also contributed negatively to relative performance. While our stocks performed largely in line with the sector within the benchmark, down more than 20%, and we had no exposure to the energy sector post March of the reporting period, our positions detracted from overall performance by 0.11%.

Mid-Cap Value Portfolio (managed by Boston Partners Global Investors, Inc.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Mid-Cap Value Portfolio’s Class I returned -14.79%, compared to a -12.29% return for its benchmark, the Russell Midcap Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Boston Partners began managing the Fund on April 28, 2015, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(14.79%)	3.77%	10.55%

Russell Midcap Value Index	(12.29%)	5.44%	13.03%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(14.62%)	3.98%	6.40%

Russell Midcap Value Index	(12.29%)	5.44%	8.34%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the management team at Boston Partners, invest primarily in common stock of U.S. companies that we identify as having value characteristics. In selecting investments for the Fund, we examine various factors in determining the value characteristics of an issuer, including price-to-book-value ratios and price-to-earnings ratios. We also select securities for the Fund based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

During the reporting period, stock selection in technology, consumer services, and capital goods detracted from the Fund’s performance. In technology, not owning social network company Twitter was been our largest detractor. We believe Twitter is a prime example of a very expensive “disruptor” that the market fell in love with over the first half of the reporting period despite just above breakeven profitability and trading at over 12 times sales. In consumer services, Manpower also detracted from performance despite reporting sales and earnings that exceeded estimates. Investors were concerned about an economic slowdown in Europe and the shares sold off on these fears. We continue to believe the company is undervalued. In capital goods, our holdings in building products company Masco underperformed our expectations. Margins have been squeezed due to increasing raw material prices and tariffs and new housing starts have been disappointing, therefore we reduced our position.

Sector allocation also detracted from the Fund’s performance during the reporting period as our underweight in utilities and real estate investment trusts (REITS) and our overweight in finance and energy hurt returns. Our overweight to technology helped returns but not enough to offset other allocation decisions during the reporting period.

Stock selection was strong in finance, consumer non-durables, and consumer durables during the reporting period. Within finance, our property & casualty reinsurers XL Group and Validus both agreed to be acquired – XL by AXA and Validus by AIG – and these stocks appreciated over 40%-50%. We have sold both positions as they exceeded our price targets. In consumer non-durables, our position in European bottler Coca-Cola European Partners benefited from consolidation synergies. Top line growth trended above expectations and cash flow was prudently used to pay off acquisition related debt. In consumer durables our position in leisure product manufacturer Brunswick aided relative performance. The company rebounded from an overreaction by the market after earnings announced in the fourth quarter of 2017. We sold the shares in the first quarter of the reporting period after the stock rebounded.

During the reporting period, only three sectors had positive returns: consumer discretionary, utilities, and health care; the latter was the leader. Energy remained at the bottom of the pile during the reporting period. The momentum factor that helped growth stock returns during the first three quarters of the reporting period abruptly reversed course in the fourth quarter of the reporting period. Historically in periods of weakness, large capitalization stocks have outperformed small-caps as size has been equated with safety.

Small-Cap Equity Portfolio (co-sub-advised by BlackRock Investment Management, LLC and Franklin Mutual Advisers, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Small-Cap Equity Portfolio’s Class I returned -12.91%, compared to a -12.86% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

BlackRock Investment Management, LLC and Franklin Advisory Services, LLC began co-managing the Fund on May 1, 2010, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(12.91%)	2.96%	10.63%

Russell 2000 Value Index	(12.86%)	3.61%	10.40%

	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(12.74%)	3.16%	6.66%

Russell 2000 Value Index	(12.86%)	3.61%	6.78%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund is co-sub-advised by BlackRock and Franklin. The following are separate discussions from each co-sub-adviser.

BlackRock

We at BlackRock maintain our portion of the Fund’s strategy by investing in small-capitalization equity securities that are included in the benchmark, the Russell 2000 Value Index, or have economic characteristics similar to the securities included in the benchmark.

The largest negative returns for the benchmark during the reporting period came from the energy (-39.23%), materials (-25.52%), and consumer staples (-21.24%) sectors. The utilities sector (+3.28%) was the only positive contributor to overall return.

Franklin

The Franklin managed portion of the Fund employs a bottom-up stock selection process. As a result, our portion of the Fund frequently contains sector and security allocations that are significantly different than those of the benchmark.

We seek to invest our portion of the Fund in small-capitalization companies that we believe are selling below their underlying worth and have the potential for capital appreciation. Our active management strategy is to buy and hold a portfolio of fundamentally sound companies for five years or more on average. We purchase securities at what we consider attractive prices, often when they are out-of-favor with other investors. We select securities without regard to benchmark comparisons, and we aim for long-term results.

Relative to the benchmark, overweighting and stock selection in the energy sector contributed to performance, as did stock selection in materials. Our portion of the Fund’s cash position also contributed to relative results. Our portion of the Fund’s best-performing stocks on a contribution-to-return basis were Esterline Technologies, Zebra Technologies and Brinker.

Shares of Esterline Technologies, an aerospace and defense component supplier, jumped on reports in July of the reporting period that it was exploring a possible sale. The aerospace industry has been undergoing a consolidation phase fueled by a combination of likely increases in U.S. defense spending, growing passenger air traffic and increased industry competitiveness. In August of the reporting period, the company posted improved results for its fiscal third quarter, including 20% operating margins in its materials business. Ultimately, in October of the reporting period Esterline announced an agreement to be purchased by Transdigm (not a holding in our portion of the Fund) at a nearly 40% premium to the prior closing price.

Zebra Technologies is a leader in the automatic identification and data capture market. Shares of Zebra Technologies rose during the reporting period, as the company reported an acceleration in year-over-year organic revenue growth, improved its gross profit margins, and made substantial progress on reducing and refinancing its debt. These positive developments helped increase the company’s earnings power. Toward the end of the reporting period, we reduced our investment position in the company as the stock price advanced toward our estimate of intrinsic value.

Shares of Brinker, a casual dining restaurant company, rose in the first half of the reporting period on signs of further improvement in sales as a healthier labor market and U.S. income tax cuts resulted in greater levels of consumer confidence. In the case of Brinker more specifically, a revamped menu and focus on driving increased traffic through quality and value offerings helped to improve same-store sales trends to the highest levels since 2015. In late October of the reporting period, Brinker reported solid quarterly earnings driven in part by menu changes that boosted customer traffic, which helped push its stock price higher in November of the reporting period.

In contrast, stock selection in the consumer discretionary sector detracted from performance, as did underweighting and stock selection in the financials and real estate sectors. Detractors from absolute performance included Astec Industries, First Horizon and LCI Industries.

Astec Industries, a leading manufacturer of road paving and mining equipment, saw its shares negatively impacted by declining orders and a substantial charge related to its wood pellet business. We continue to see opportunities for Astec to increase earnings and free cash flow generation. It is also taking steps to improve margins and capital allocation, including retaining an outside consulting firm to assist in reducing procurement costs.

Shares of First Horizon, a regional bank with a footprint in the southeastern U.S., declined due to weaker-than-expected operational results tied to lower interest-rate spread income and challenging fixed income capital markets conditions. While some of the operational challenges likely resulted from the integration of Capital Bank, which it acquired in late 2017, the banking industry is facing a more challenging interest-rate spread outlook. Interest rates for customer deposits and competition between banks have risen, while the yield curve has flattened, hurting net interest margins. Consequently, bank stocks, including First Horizon, have been under pressure from lower earnings growth expectations and a corresponding decline in valuation levels.

LCI Industries (formerly Drew Industries) is a leading manufacturer of original equipment and replacement components for recreational vehicles (RVs), manufactured homes and watercraft. The stock price declined as an increase in RV dealer inventories was expected to cause a reduction in RV production rates, in order to better match supply and demand. In addition, an increase in interest rates negatively impacted investor sentiment. LCI has spent several years diversifying its business away from sole reliance on RVs, which has helped to mitigate an otherwise more negative impact. We are hopeful that as consumers remain interested in the RV lifestyle, orders will rebound and investor sentiment will improve.

We initiated several new positions during the reporting period including Synaptics, a developer of human interface hardware and software; Carpenter Technology, a producer of stainless steels and special corrosion-resistant alloys; Retail Properties of America, a real estate investment

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

trust that owns and manages high-quality shopping centers; and Black Hills, an electric and gas utility company; among others. We added to existing positions in Regal Beloit, a provider of electric motors, electrical motion controls, and power generation and transmission products; McGrath RentCorp, a lessor of modular offices, classrooms, electronic test equipment and containers; and Caleres, a footwear retailer and wholesaler; among others.

We exited positions including Spirit Airlines, Aspen Insurance Holdings, Energen and M/I Homes, among others. We reduced positions in Rowan, Simpson Manufacturing, Old Republic International and the aforementioned Zebra Technologies, among others.

Small-Cap Growth Portfolio (managed by Rothschild & Co Asset Management US Inc.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Small-Cap Growth Portfolio’s Class P returned -7.12%, compared to a -9.31% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on October 28, 2016 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	Since Inception (10/28/16)

Fund’s Class P	(7.12%)	9.62%

Russell 2000 Growth Index	(9.31%)	9.86%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at Rothschild implement the Fund’s strategy by investing in common stocks and other equity securities of small capitalization U.S. companies. We analyze a variety of quantitative and fundamental inputs in making stock decisions, and seek to build a portfolio that is well diversified at the issuer level and by economic sector. Our focus remains on identifying stocks with attractive relative valuations and the ability to exceed investors’ expectations.

Leading sectors contributing to performance of the Fund included communication services, information technology, and health care. Conversely, energy (albeit a less than 1% average weighting in the Fund during the reporting period), materials, and industrials detracted from the Fund’s performance. Sector allocation was strongly positive, with an underweight to energy, along with modest overweights to information technology and real estate, providing tailwinds. Stock selection was strong in aggregate, particularly in health care, but also in communication services and information technology. Conversely, stock selection was a detractor in consumer discretionary, materials, and energy.

Turning to individual stocks, our top contributors included Glu Mobile (up 112.4%), a mobile gaming publisher. Following prior changes in leadership and creative talent, along with a more thoughtful approach to growth by focusing on quality game titles, the company posted a series of better than expected quarterly results and increased guidance throughout the reporting period. Recently, the company also provided a preliminary forecast for 2019 for its core business (excluding new game launches) that was basically in-line with street estimates (which included these new titles). With three new releases slated for 2019, the set-up appears very favorable. Amedisys (up 122.9%), a provider of home health, hospice and personal care, reported better than expected quarterly results and continually raised full-year guidance on better sales and cost cuts, as positive fundamental tailwinds from healthcare migration from costly in-patient care to lower cost outpatient care in the home and hospice continues. Insperity (up 64.5%), an HR outsourcing company, continued to execute on its growth plans. A larger and more productive salesforce, along with a broader service offering, drove significantly better than expected results and increased guidance throughout the reporting period.

Our detractors included Puma Biotechnology (down 79.5%). The biotechnology company beat sales expectations for the first-half of the reporting period on the strength of Nerlynx, its extended adjuvant treatment of early stage HER-positive and HR-positive forms of breast cancer and later positive clinical data in 2nd line metastatic breast cancer. However, the stock sold off as its role in the treatment regimen of breast cancer was questioned and the company missed the reporting period’s third quarter sales estimates, as physician educational efforts inadequately promoted anti-diuretic drugs, which is a side effect of administrating Nerlynx and can lead to discontinuation of therapy. We believe that Nerlynx has sales potential in excess of $1 billion, yet a market-cap of only $955 million, and de-risked biotech assets generally trade at 2-3 multiples of peak sales. Despite solid operational results and increased guidance, Camping World Holdings (down 73.7%), a RV dealer and outdoor retailer, was under pressure throughout the reporting period from concerns over channel inventory and the potential end of the RV cycle along with

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

questions over its retail strategy with its Gander operation. With the exception of the change in its retail strategy thereby increasing short-term investment impacting profitability in the near-term, the company’s earnings expectations really did not change. With a more defensible RV levered business, it appears the company has multiple ways to grow including new and used RVs, parts/service and recurring Good Sam consumer offerings along with consolidation opportunities. American Woodmark Corporation (down 57.4%), a cabinet manufacturer, was under pressure due to overall macro/industry related concerns including interest rates, tariffs and weather impacts. While estimates throughout the reporting period did decline modestly, reflecting some weakness regarding these issues, the overall impact on the stock was significantly greater. The market appears to be overly pessimistic, as the housing market still remains well below normal levels and aging housing inventory drives further demand for renovations; furthermore, with its recent acquisition of RSI, a cabinet manufacturer, the company is very well positioned to enter the multi-family market and the entry level home market.

Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Small-Cap Index Portfolio’s Class I returned -11.55%, compared to a -11.01% return for its benchmark, the Russell 2000 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years

Fund’s Class I	(11.55%)	3.85%	11.62%

Russell 2000 Index	(11.01%)	4.41%	11.97%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(11.38%)	4.06%	7.15%

Russell 2000 Index	(11.01%)	4.41%	7.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark of small-capitalization companies as represented by the Russell 2000 Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The largest negative returns for the benchmark during the reporting period came from the energy (-40.87%), materials (-25.14%), and industrials (-16.81%) sectors. The only positive contributor to overall return was the utilities sector (2.89%).

Small-Cap Value Portfolio (managed by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Small-Cap Value Portfolio’s Class I returned -16.29%, compared to a -12.86% return for its benchmark, the Russell 2000 Value Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

AllianceBernstein L.P. (“AB”) became sole sub-adviser of the Fund on October 30, 2015. AB was co-sub-adviser of the Fund from May 1, 2014 through October 29, 2015 and some investment policies changed during that time. Another firm managed the Fund before May 1, 2014.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(16.29%)	3.56%	11.08%

Russell 2000 Value Index	(12.86%)	3.61%	10.40%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(16.12%)	3.77%	6.65%

Russell 2000 Value Index	(12.86%)	3.61%	6.78%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at AllianceBernstein maintain the Fund’s investment objective by seeking long-term growth of capital. The Fund seeks undervalued small-capitalization stocks with attractive long-term earnings prospects. Small-capitalization stocks offer greater opportunity for fundamental stock selection since they are covered by fewer industry analysts. The Fund invests primarily in equity securities of small-capitalization U.S. companies.

During the reporting period, the Fund fell in absolute terms and underperformed its benchmark. Overall security selection detracted from performance, owing mainly to the Fund’s industrials and financials holdings. Stock selection in the healthcare and technology sectors partly offset the underperformance during the reporting period.

Overall sector allocation had a negative effect on performance during the reporting period. An overweight position in technology contributed to the Fund’s performance, while an underweight to utilities and an overweight to energy detracted from the Fund’s performance.

Performance detractors included Cooper Standard, a global auto-parts supplier. Cooper’s shares traded down after management meaningfully reduced revenue and profit guidance. The company’s outlook was negatively impacted by a slowdown in Chinese and European auto sales, as well as by cost pressures from both rising input costs and trade tariffs. Texas Capital Bancshares, a Dallas-based regional bank, also detracted from performance relative to the benchmark. The bank reported weaker-than-expected earnings due to slowing loan growth and rising deposit costs, which was the result of increased competition. Oil and gas services company RPC detracted from performance relative to the benchmark as the sharp decline in oil prices depressed the market’s 2019 outlook for U.S. drilling activity and the company’s pressure pumping services. Incremental capacity in the industry during the reporting period led to pressure on rates and reduced cash flows for the company’s fleet.

Many contributors, including Mellanox Technologies and Finisar, benefited from strong company-specific catalysts. Mellanox, a supplier of high-speed storage and network connectivity computer chips, rose after the company delivered stronger-than-expected earnings. Mellanox surpassed growth expectations for its new ethernet products and significantly expanded its profit margins through internal cost-containment efforts. Finisar, a manufacturer of components used in data centers and telecom infrastructure, also contributed to performance relative to the benchmark. The company announced that it had reached a deal to be acquired at a significant premium by one of its competitors.

Value Advantage Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Value Advantage Portfolio’s Class I returned -9.06%, compared to a -8.58% return for its benchmark, the Russell 3000 Value Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (4/30/13)

Fund’s Class I	(9.06%)	5.67%	7.89%

Fund’s Class P	(8.88%)	5.88%	8.11%

Russell 3000 Value Index	(8.58%)	5.77%	7.96%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The cornerstone of J.P. Morgan’s investment philosophy for this Fund is the belief that companies possessing the ability to generate significant free cash flow and effectively allocate capital to create growth in value per share may, over the long term, outperform stock market averages. We at J.P. Morgan seek to discover companies that offer the greatest potential against their current market value. While many companies may be considered cheap, our research process helps us to eliminate those that we believe do not possess the characteristics of a sound, long-term business and to identify those that we feel have been underrated or overlooked by the market.

We employ a bottom-up approach to stock selection, constructing the Fund based on company fundamentals and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount, enabling the Fund to provide long-term total return through a combination of income and capital gains.

The combination of weak stock selection and an overweight allocation to the financials sector were the biggest detractors from the Fund’s performance during the reporting period. Within the financials sector, a flattening yield curve, slower-than-anticipated commercial loan growth and fears of a potential economic slowdown have all hampered sentiment on U.S. banks. In this context, it is not surprising that our positions in Capital One and Bank of America detracted from the Fund’s performance. Capital One, which we view as the online bank of the future, provides exposure to the faster-growing, higher-return credit card segment and stable deposit funding, which may provide a lift to earnings going forward. We have trimmed our position as of the end of the reporting period, but we think accelerated loan growth and a more stabilized net interest margin should be catalysts for Capital One going forward. Bank of America actually posted strong earnings results each quarter of the reporting period, showing solid growth across most of the franchise. Importantly, management is still committed to expense reduction targets and digitalization, which should result in positive operating leverage and efficiency-ratio improvement. We appreciate Bank of America’s diversified business mix and its ability to post decent top-line growth, margin expansion, and return capital to shareholders via dividends and buybacks. On a stock specific basis, the primary stock specific detractor was DISH Network (DISH) as investors are growing tired of waiting for them to realize the value of their spectrum. Despite investor impatience, our thesis remains intact, reflecting our confidence in CEO Charlie Ergen’s ability to unlock value for shareholders. As we consider the rollout of 5G, which requires more spectrum, these assets will be critical to a number of businesses. In our view, Mr. Ergen will either build a network with a partner or sell these assets, which are both attractive options. DISH’s valuable spectrum is not currently being reflected in the valuation.

Alternatively, the biggest contributors to the Fund’s performance were stock selection and an underweight allocation to the energy sector relative to the benchmark. An underweight allocation to the energy sector proved beneficial as the sector had the lowest returns in the benchmark over the reporting period. While the benchmark energy sector was down 18.51% over the reporting period, comparatively, the Fund’s energy holdings declined 10.16%. Our conservative bias was a tailwind over the reporting period as the Fund’s holdings in ConocoPhillips and Marathon Petroleum held up better than peers in the energy sector.

Emerging Markets Portfolio (managed by OppenheimerFunds, Inc.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Emerging Markets Portfolio’s Class I returned -11.99%, compared to a -14.58% return for its benchmark, the MSCI Emerging Markets Index (Net).

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years

Fund’s Class I	(11.99%)	0.58%	10.11%

MSCI Emerging Markets Index (Net)	(14.58%)	1.65%	8.02%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(11.82%)	0.78%	1.30%

MSCI Emerging Markets Index (Net)	(14.58%)	1.65%	(0.41%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the Oppenheimer Emerging Markets Equity team, are long-term investors in what we view as extraordinary companies that have massive competitive advantages and real options that manifest themselves over many years. We have exposure to sectors and industries where we see dynamic change and real value being extracted, including e-commerce, cloud computing, Internet services, health care, travel, and education.

The Fund outperformed the benchmark primarily due to stock selection in the information technology, consumer discretionary, financials, health care, and energy sectors. Underperformers included stock selection in the materials, consumer staples, communication services, and industrials sectors.

In terms of countries, stock selection in India contributed positively to relative performance, as did an overweight position (relative to the benchmark) in France and underweight position in South Korea. Detractors from performance included overweight positions in the U.K. and U.S., and stock selection in the United Arab Emirates.

Top performing stocks for the Fund over the reporting period included Novatek (energy) (Russia), Housing Development Finance Corporation (HDFC) (financials) (India), and Kotak Mahindra Bank Ltd. (financials) (India).

Novatek is a Russian energy company. It is going through another transformation: from a large, local independent gas player to a global liquefied natural gas (LNG) major. Novatek announced the discovery of a major gas field in the Russian Arctic’s Gulf of Ob the Severo-Obskoye field, further expanding its resource base.

HDFC is a financial institution that provides housing finance in India to low and middle-income individuals, as well as to corporations. The company released strong second quarter fiscal year 2018 results at the beginning of November that the market reacted favorably to.

Kotak Mahindra Bank is the fourth largest private bank in India. We believe they will also benefit from many of the same structural trends as HDFC.

Top detractors from Fund performance included Glencore plc (materials) (U.K.), Magnit PJSC (consumer staples) (Russia), and Naver Corp. (communication services) (South Korea).

Glencore is one of the world’s leading producers and marketers of commodities and one of the most diversified. Glencore’s stock price has been adversely impacted by developments at the Katanga mine in the Democratic Republic of Congo (DRC) from ongoing political and policy controversies, to a six-month suspension of Katanga cobalt sales-announced November 6, 2018 due to the detection of low-level radioactivity.

Magnit, a leading Russian food retailer, has been operating in a challenging environment. It was announced during the first quarter of the reporting period that the founder/CEO of the company was departing, handing over leadership to the next generation of managers who we believe are key to creating and executing on the best strategy for this phase of the company’s growth. We exited our position.

Naver is the leading South Korean Internet portal, controlling approximately 92% of the market share in search advertising and a 30% share in display ads. Naver’s dominance came under government scrutiny earlier during the reporting period, negatively impacting the share price – this has since moderated as the government’s intentions were clarified.

International Large-Cap Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the International Large-Cap Portfolio’s Class I returned -11.81%, compared to a -13.79% return for its benchmark, the MSCI EAFE Index (Net).

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years

Fund’s Class I	(11.81%)	1.22%	7.41%

MSCI EAFE Index (Net)	(13.79%)	0.53%	6.32%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(11.63%)	1.42%	3.17%

MSCI EAFE Index (Net)	(13.79%)	0.53%	2.25%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at MFS use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations.

Stock selection in the materials sector contributed to performance relative to the benchmark. Within this sector, an overweight position in industrial and medical gas supplier Air Liquide (France) contributed to relative results.

Security selection in both the information technology and consumer discretionary sectors also contributed to relative returns. Within the information technology sector, there were no individual stocks that were among the Fund’s largest relative contributors during the reporting period. Within the consumer discretionary sector, overweight positions in food catering company Compass Group (U.K.) and luxury goods company LVMH (France) contributed to relative results.

A combination of stock selection and, to a lesser extent, an overweight position in the consumer staples sector bolstered relative performance. Not owning shares of tobacco distributor British American Tobacco (U.K.) and an overweight position in wine and alcoholic beverage producer Pernod Ricard (France) contributed to relative results.

Stocks in other sectors that contributed to relative performance included overweight positions in imaging products and medical-related equipment manufacturer Hoya (Japan), medical products and equipment manufacturer Terumo (Japan), credit risk services provider Experian (U.K.), insurance company AIA Group (Hong Kong) and pharmaceutical and diagnostic company Roche Holding (Switzerland).

Stock selection in the communication services sector was a main detractor from relative performance. Within this sector, overweight positions in advertising and marketing firm WPP Group (U.K.) and advertising and broadcasting company ProSiebenSat.1 Media (Germany) detracted from relative results. Holdings of internet search provider Baidu.Com (China) (security is not a benchmark constituent) further weighed on relative performance.

Stocks in other sectors that detracted from relative performance included overweight positions in pharmaceutical company Bayer (Germany), financial services firm ING Groep (Netherlands), investment management and banking firm UBS (Switzerland), wealth management firm Julius Baer (Switzerland) and automotive component manufacturer Denso (Japan). Additionally, the Fund’s holdings of beverage manufacturer AmBev (Brazil) (security is not a benchmark constituent) and not owning shares of mining giant BHP Billiton (U.K.) detracted from relative returns.

International Small-Cap Portfolio (managed by QS Investors, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the International Small-Cap Portfolio’s Class I returned -22.16%, compared to a -18.41% return for its benchmark, the S&P Developed Ex-U.S. SmallCap Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) began managing the Fund. QS Batterymarch Financial Management, Inc., which was named Batterymarch Financial Management, Inc. prior to June 30, 2014 and which came under common management with QS Investors as of May 31, 2014, managed the Fund prior to that date.

Average Annual Total Returns for the periods ended December 31, 2018 (1)
	1 Year		5 Years	10 Years

Fund’s Class I	(22.16%	)	1.98%	9.19%

S&P Developed Ex-U.S. SmallCap Index	(18.41%	)	2.78%	10.00%
	1 Year		5 Years	Since Inception (5/2/11)

Fund’s Class P	(22.00%	)	2.18%	4.12%

S&P Developed Ex-U.S. SmallCap Index	(18.41%	)	2.78%	3.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at QS Investors maintain a well-diversified, style neutral portfolio with modest region and sector allocations versus the benchmark through the combination of bottom-up stock selection based on fundamentals and implemented with quantitative tools, risk controls and cost-efficient trading. Our focus is securities of companies with small market capitalizations that are located in developed foreign countries. The Fund continues to invest in excess of 200 companies and generally expects to invest in about the same number of non-U.S. countries as the benchmark.

Our stock selection results detracted from performance during the reporting period, most notably in Japan where the results in the financials ex banks and consumer discretionary sectors were especially negative. At the sector level, information technology was the biggest detractor; particularly in Japan, Continental Europe and South Korea and concentrated in stocks exposed to a slowing semiconductor cycle. Stock selection results also detracted from relative value in continental Europe, led down by European industrials, and in the smaller region of Australia, New Zealand, and Canada. Selection within the United Kingdom contributed to performance, most notably in the financials (other than banks) and industrials sectors.

Region and sector allocation results overall contributed to performance relative to the benchmark, with an overweight position to Asia developed (ex Japan) countries being the main contributor. An underweight to European health care issuers was a detractor. All other region and sector allocation impacts were effectively neutral.

At the security level, Wirecard AG, a German global internet technology and financial services provider, was the primary detractor at the stock level. Not owning this stock hurt the Fund as this holding was one of the best performing German stocks, with a positive return of over 87% for the reporting period. Other significant detractors included owning non-benchmark holding German polymer company Covestro AG and Japanese manufacturer Ulvac, Inc. Covestro’s profitability has been challenged due to stronger-than-expected competition and the low water level of the Rhine River, which has resulted in production losses and higher logistics costs, and therefore lower earnings. Ulvac struggled after announcing lower than expected earnings guidance due to weakness in its flat panel display business.

Japanese supermarket operator Kobe Bussan Co., Ltd. was the primary contributor to the Fund’s performance with a return of over 56% for the reporting period as it continued to open new stores and show strong same-store sales growth. Best World International Limited and non-benchmark holding ICON Plc were also leading contributors. Singapore-based premium skin care company Best World experienced growth due to its direct selling business and announced a special dividend. Ireland’s ICON plc, a global provider of outsourced development services to the pharmaceutical, biotechnology and medical device industries, has continued to experience increased profitability due to the industry’s high demand for outsourced clinical trials and development of new treatments.

International Value Portfolio (managed by Wellington Management Company LLP)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the International Value Portfolio’s Class I returned -14.96%, compared to a -13.79% return for its benchmark, the MSCI EAFE Index (Net).

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Wellington Management Company LLP began managing the Fund on May 1, 2017, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(14.96%)	(1.50%)	4.28%

MSCI EAFE Index (Net)	(13.79%)	0.53%	6.32%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(14.79%)	(1.30%)	0.83%

MSCI EAFE Index (Net)	(13.79%)	0.53%	2.25%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class I underperformed the benchmark. The Fund invests primarily in a diversified portfolio of equity securities of large non-U.S. companies that we at Wellington believe to be undervalued. We use a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that we believe are undervalued by the market.

Security selection within the financials, industrials, and consumer discretionary sectors detracted most from relative performance. This was partially offset by stronger security selection within the energy, information technology, and materials sectors. Further, sector allocation, a result of our fundamental stock selection process, detracted from performance. Relative contributions to performance from overweights to the energy and utilities sectors were not enough to offset negative impacts from an overweight to the poorly performing financials sector as well as an underweight to the health care sector.

Geographically, our Japanese holdings detracted the most from performance while much of our emerging markets exposure (Russia, Brazil, and China) were strong contributors.

Top detractors from relative performance included an out-of-benchmark position in Ceconomy (consumer discretionary) and an overweight position in Takeda Pharmaceutical (health care). Ceconomy is a German online platform technology solutions company within the consumer electronic industry. Shares fell in the first quarter of the reporting period after the company reported poor earnings results. We continued to hold our position, albeit reduced, as of the end of the reporting period given that the company is underearning versus peers and we think there is significant upside if margins expand. Takeda Pharmaceutical is a Japanese pharma researcher and manufacturer. Shares of Takeda declined on the news that it is considering an acquisition of U.K.-based Shire. Prior to this potential change of strategy, Takeda traded well below peers in in terms of valuation and we believe it was well positioned to cut costs and grow its cancer and gastroenterology franchises better than market expectations. We maintained a position in the stock as of the end of the reporting period.

Top contributors to benchmark-relative returns included two out-of-benchmark positions Lukoil (energy) and Air France-KLM (industrials), as well as an overweight position in Ericsson (information technology). Lukoil is a leading multinational oil producer and distributor based in Russia. Shares of Lukoil rose as the company moved to increase capital returns to shareholders on the back of anticipated improvements in free cash flow and oil price strength. Air France-KLM, one of the three major European airlines, outperformed for the reporting period driven by a strong earnings release in August of the reporting period. We re-initiated a position during the second quarter of the reporting period as labor strikes, higher energy prices, and the lack of a CEO drove the company’s enterprise value back to the lows seen during the financial crisis. Ericsson is a Swedish telecommunications equipment provider for mobile and fixed networks. The company outperformed during the reporting period as it reported good earning throughout the reporting period, driven by strong execution on cost reduction, which substantially improved gross margins. We maintained positions in all three companies as of the end of the reporting period.

Health Sciences Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Health Sciences Portfolio’s Class I returned 7.90%, compared to a -4.38% return for the broad- based benchmark, the S&P 500 Index and a 5.63% return for the sector-specific benchmark, the Russell 3000 Health Care Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	7.90%	11.41%	19.48%

S&P 500 Index	(4.38%)	8.49%	13.12%

Russell 3000 Health Care Index	5.63%	11.05%	15.16%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	8.12%	11.65%	16.68%

S&P 500 Index	(4.38%)	8.49%	10.58%
Russell 3000 Health Care Index	5.63%	11.05%	14.46%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed both the broad-based S&P 500 Index and the sector-specific Russell 3000 Health Care Index. The Fund is a diversified, all-weather health care portfolio constructed using the fundamental investment process. From an aggregate level, there are two broad themes in the Fund: innovation and value-based health care. Innovation in medical technology remains a secular growth driver for the sector as companies continue to develop new therapies or products that are either meeting an unmet medical need or those that are improvements over current treatments.

For value-based health care, the Fund was overweight the health care providers & services sub-sector largely due to the sizeable overweight to the managed care industry which we at BlackRock believe will continue to execute on their underlying businesses and are well positioned to leverage their scale and analytical capabilities to lower health care costs. Additionally, select health care services industry holdings offer business models that provide lower costs options, such as home health, which we believe is a building trend in the sector.

Both stock selection and sub-sector allocation aided performance relative to the benchmark during the reporting period. At a sub-sector level, all sub-sectors contributed positively to relative performance, however the primary drivers of returns for the Fund were idiosyncratic, driven by stock selection in the biotechnology and health care providers & services sub-sectors.

At a stock level, the largest positive contributor to relative performance was an underweight position relative to the benchmark in Johnson & Johnson as the stock came under pressure due to environmental, social and governance (ESG) issues. We have a long held underweight position in Johnson & Johnson owing to our view that the risks associated with the company were underappreciated by the market. In December of the reporting period, Johnson & Johnson shares plunged as much as 12%, losing approximately $45 billion in market cap, after a Reuters report said that that the company knew for decades about asbestos in baby powder. Despite already being a large underweight initially, these idiosyncratic events led us to lower our conviction in the fundamentals and the risk-reward profile of the firm, and we subsequently exited the position during the reporting period.

The threat of an upcoming patent expiration drove our underweight position in the biotechnology firm Celgene to be the second largest contributor to relative performance. Celgene has been under pressure for several quarters due to concerns that the company won’t be able to keep growing sales of Revlimid, the firm’s flagship drug that the firm loses exclusivity over in the coming years. The firm’s pipeline raised concerns due to its high rates of failure and turnover, which led to our exiting the position during the reporting period.

The third largest contributor to relative returns was an overweight position in medical devices firm Boston Scientific, whose stock was rewarded after raising guidance for growth in 2019 and 2020 on the back of increased demand for its products. Over the reporting period, we increased our position in Boston Scientific on the back of the promising and diversified pipeline that the firm has developed. The firm has developed a sub-cutaneous ICD (implantable cardioverter defibrillator) device that enables detection of arrhythmia without implant of leads in the heart, addressing major issues of traditional ICD, which are susceptible to lead infection. We believe the company is poised to accelerate its growth in 2019 and beyond driven by multiple new product launches in multi-billion peripheral vascular and structural heart disease markets currently not served by Boston Scientific. We believe the firm fits well in our theme of innovation in the medical devices and supplies space.

Within the pharmaceuticals sub-sector, our underweight position in Merck was the largest detractor from relative performance as the company’s immune oncology clinical program progress surpassed competition. Merck’s flagship monotherapy for lung cancer, Keytruda, received approval

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

for a variety of new indications, increasing the addressable market and potential impact of the treatment. We have since increased our conviction in the company’s pipeline and fundamentals, and as a result decreased our underweight to the firm over the reporting period.

The overweight position in biotechnology firm Alnylam also detracted from relative performance, as the company was negatively affected by competitive pressure from Pfizer. Pfizer released positive late-stage clinical results for their heart disease drug, Tafamidis, which is a direct competitor to Alnylam’s already approved Onpattro treatment. We since decreased our conviction in this firm due to uncertainty in its market share and currently hold a neutral position relative to the benchmark.

Real Estate Portfolio (managed by Principal Real Estate Investors, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Real Estate Portfolio’s Class I returned -7.45%, compared to a -4.38% return for the broad-based S&P 500 Index, a -5.83% return for the sector-specific benchmark the MSCI U.S. REITs Index (Net), and a -4.62% return for the sector-specific benchmark the FTSE NAREIT Equity REITs Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Principal Real Estate Investors LLC began managing the Fund on May 1, 2018, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(7.45%)	6.19%	11.33%

S&P 500 Index	(4.38%)	8.49%	13.12%

MSCI U.S. REITs Index (Net)	(5.83%)	6.43%	10.75%

FTSE NAREIT Equity REITs Index	(4.62%)	7.90%	12.12%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	(7.27%)	6.40%	5.77%

S&P 500 Index	(4.38%)	8.49%	10.58%

MSCI U.S. REITs Index (Net)	(5.83%)	6.43%	5.82%

FTSE NAREIT Equity REITs Index	(4.62%)	7.90%	7.20%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the broad-based S&P 500 Index, the sector-specific MSCI U.S. REITs Index (Net) and the sector-specific FTSE NAREIT Equity REITs Index.

Principal REI

Principal Real Estate Investors assumed management of the Fund on May 1, 2018. During that eight-month period from May 1, 2018 through December 31, 2018, the Fund’s Class I outperformed the broad-based S&P 500 Index and underperformed the sector-specific MSCI U.S. REITs Index (Net). We, the Principal REIT team, utilize a fundamental style of investing. We rely on skilled portfolio managers and analysts to provide deep forward-looking perspectives and carry out rigorous, fundamental research on all investment opportunities. Security selection focuses on identifying relative stock mispricings amongst groups of comparable stocks. Alpha generation is bottom-up as we believe security selection is the most reliable and repeatable source of consistent outperformance. We construct portfolios to diversify risk and sources of alpha so that excess return generation is consistent over the long term. Top-down and quantitative elements are incorporated, but represent a minor role in our investment process.

Fund performance was driven by poor selection decisions as well as positioning relative to the defensive and macro driven themes. Stock selection in U.S. data centers was weak as the Fund’s holdings underperformed relative to the broad-based benchmark on concerns of the pace of leasing growth slowing for stabilized data centers as well as a broader technology stock selloff. Single family rental owner, Invitation Homes, an overweight in the Fund, was a detractor from performance when higher property tax expenses led to a guidance cut and underperformance of the stock. Market leadership by defensive oriented stocks, like special purpose property owners, during the reporting period detracted from results as the Fund is underweight the group. Investors favored these stocks for their higher yields, less economic sensitivity, and lower volatility despite more expensive relative valuations. Stock selection within the hotel sector also detracted from performance relative to the broad-based benchmark. Two notable positive contributors helped to dampen relative underperformance. First, selection in retail stocks and an overweight to

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

apartments contributed to performance. Lastly, the Fund also benefitted from non-benchmark holdings in towers as the group is supported by structural growth drivers.

Morgan Stanley

Morgan Stanley Investment Management managed the Fund from January 1, 2018 through April 19, 2018. During the period when Morgan Stanley Investment Management managed the Fund, the Fund’s Class I underperformed the broad-based S&P 500 Index and slightly outperformed the sector-specific FTSE NAREIT Equity REITs Index. Transitioning the Fund’s portfolio of investments to a new manager accounted for the Fund’s performance during the remainder of the reporting period from April 20, 2018 to April 30, 2018. We, the managers at Morgan Stanley Investment Management, maintained our core investment philosophy as a real estate value investor, which resulted in the ownership of stocks whose share prices we believed provided real estate exposure at the best valuation relative to their underlying asset values. Our company-specific research led us to an overweighting in the Fund (relative to the sector-specific benchmark) to a group of companies that are focused in the ownership of New York City (NYC) office assets, Class A retail malls and a number of shopping center, apartment and office stocks and an underweighting to companies concentrated in the ownership of health care, data center and net lease assets.

REITs underperformed the broader equity markets, as measured by the broad-based benchmark, as share price weakness appeared to be largely related to concerns with regard to the impact on REIT share prices in a higher interest rate environment. There was a significantly wider-than-typical disparity in relative valuations among the various REIT sectors during the reporting period. We saw the most attractive value in the NYC office and Class A mall sectors, which were trading at significant discounts to net asset values. Given share price declines we also saw attractive value in a number of stocks in the shopping center, apartment and office sectors.

During the period when Morgan Stanley Investment Management managed the Fund, the Fund had both favorable bottom-up stock selection and top-down sector allocation, outperforming relative to the sector-specific benchmark. From a bottom-up perspective, the Fund achieved favorable relative stock selection in the hotel, diversified and net lease sectors. This was partially offset by stock selection in the data and health care sectors, which underperformed. From a top-down perspective, the underweight to shopping centers, health care, diversified and net lease assets contributed to relative performance. This was partially offset by the overweight to Class A mall assets and the underweight to the industrial sector, which detracted from performance.

Technology Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Technology Portfolio’s Class I returned 1.79%, compared to a -4.38% return for the broad-based S&P 500 Index and a 2.88% return for the sector-specific benchmark, the S&P North American Technology Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on May 2, 2011 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on November 1, 2016 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	10 Years

Fund’s Class I	1.79%	7.04%	12.51%

S&P 500 Index	(4.38%)	8.49%	13.12%

S&P North American Technology Index	2.88%	15.32%	19.14%
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class P	2.00%	7.27%	7.01%

S&P 500 Index	(4.38%)	8.49%	10.58%

S&P North American Technology Index	2.88%	15.32%	14.98%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the broad-based S&P 500 Index and underperformed the sector-specific S&P North American Technology Index. We at MFS manage the Fund as an all-cap technology portfolio that historically has sought diversification across three types of stocks: high quality durable growth, emerging growth, and issuers that have undergone positive change. The portfolio team leverages a deep bench of investment talent to drive a rigorous bottom-up stock selection process and identify the most attractive technology opportunities for the Fund on a global basis, with emphasis historically on the U.S.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock selection in the IT Services industry was a primary detractor from performance relative to the sector-specific benchmark. The Fund’s overweight positions in information technology company DXC Technology and technology services provider Presidio detracted from relative performance.

Stock selection and an underweight allocation to the internet & direct marketing retail industry also detracted from relative performance. The Fund’s underweight holding of internet retailer Amazon.com weakened relative results. The Fund’s holdings of online and mobile commerce company Alibaba Group Holding (China) (security is not a sector benchmark constituent) also detracted from relative performance.

Stock selection and an overweight allocation to the interactive media & services industry further detracted from relative performance. In this industry, the Fund’s overweight position in shares of social networking service provider Facebook weakened relative results.

Underweight holdings of software giant Microsoft and not owning shares of network equipment company Cisco Systems further detracted from relative returns. The Fund’s overweight holdings of broadband communications and networking services company Broadcom, semiconductor manufacturer Microchip Technology and video game maker Electronic Arts also detracted from relative performance.

Security selection within the software industry contributed to relative performance. The Fund’s overweight holdings of customer information software manager Salesforce.com, software company Adobe Systems, open source infrastructure and integration software provider MuleSoft (security was not held in the Fund at reporting period end), communication and collaboration solutions provider RingCentral and security risk intelligence solutions provider Rapid7 bolstered relative returns.

An underweight allocation to the technology hardware storage & peripherals industry also aided relative results. Underweighting shares of computer and personal electronics maker Apple boosted relative results.

Stock selection and an overweight allocation to the entertainment industry also aided relative results. In this industry, the Fund’s holdings of internet video streaming services provider iQiyi (security is not a sector benchmark constituent and was not held in the Fund at reporting period end) (China) and an overweight position in shares of internet TV show and movie subscription services provider Netflix contributed to relative returns.

The Fund’s underweight position in shares of computer graphics processors maker NVIDIA (security was not held in the Fund at reporting period end) strengthened relative results. Avoiding shares of poor-performing diversified technology products and services company International Business Machines (IBM) further contributed to relative performance as the stock price lagged the benchmark during the reporting period.

Currency Strategies Portfolio (sub-advised by UBS Asset Management (Americas) Inc.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Currency Strategies Portfolio’s Class I returned 5.87%, compared to a 1.82% return for its benchmark, the FTSE 1-Month U.S. T-Bill Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on September 28, 2012 through December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any

Performance Comparison

(1)

UBS Asset Management (Americas) Inc. (“UBS”) became the sole sub-adviser of the Fund on October 16, 2018 and was previously co-sub-adviser with Macro Currency Group from November 1, 2013 to October 15, 2018. UBS was the sole sub-adviser to the Fund before that date. Prior to October 30, 2015, UBS was named UBS Global Asset Management (Americas) Inc.

(2)	Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	Since Inception (9/28/12)

Fund’s Class I	5.87%	2.37%	2.30%

Fund’s Class P	6.08%	2.57%	2.50%

FTSE 1-Month U.S. T-Bill Index	1.82%	0.57%	0.47	%(2)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark.

MCG

Macro Currency Group (MCG) managed a portion of the Fund from January 1, 2018 through October 15, 2018. During that approximately nine-month period, the Fund’s Class I outperformed the benchmark. We at MCG identified investment opportunities through the application of both quantitative and qualitative approaches. We managed a part of our portion of the Fund under a quantitative approach that is used for its longer-term “systematic” strategy. We used this systematic strategy to seek to capture longer-term fundamental shifts in currency movements (typically a twelve-month time horizon). We managed the other part of our portion of the Fund by applying a qualitative approach that is used for its shorter-term “discretionary” investment strategy. We used this discretionary strategy to seek to identify and take advantage of macroeconomic themes that influence exchange rates over the shorter-term (typically a two week to six-month horizon), a shorter time horizon than the systematic strategy. Both the quantitative and qualitative approaches utilized non-deliverable currency forwards as part of the Fund’s investment strategy which contributed to the Fund’s performance during the reporting period.

The primary growth component, with short positions in peripheral European currencies and Swedish krona versus U.S. dollar, and valuation component, also with short position in euro versus U.S. dollar contributed to the Fund’s performance, as stress in Europe continued to mount whilst U.S. exceptionalism remained in theme. The systematic component was the largest detractor. Benchmark components provided the major decline overall, with the short position in the Swiss franc versus Japanese yen pair and long position in the British pound sterling (GBP) taking the biggest hit.

A broad-based consolidation in the U.S. dollar aided by a stable renminbi allowed overstretched positions to consolidate. The dollar reserve currency theme (short positions of euro, New Zealand dollar and Swedish Krona) performed well before termination of the Fund however. The anglo basket theme (short Australian dollar, short New Zealand versus U.S. dollar) remained an outperformer. The Australian dollar sold off, with weaker Chinese trade driving Asian markets lower.

UBS

UBS assumed sole management of the Fund on October 16, 2018. We at UBS seek to implement the Fund’s strategy by gaining positive (or long) exposures to currencies that we believe are undervalued and negative (or short) exposures to currencies that we believe to be overvalued. For the reporting period, the Fund’s Class I outperformed the benchmark. For the reporting period, derivatives, including non-deliverable forwards, had a positive impact on the UBS portion of the Fund’s performance.

Contributing to performance, the Fund held a short New Zealand dollar position against the U.S. dollar throughout the reporting period. We view the New Zealand dollar as the most overvalued developed market currency and over the reporting period, improving U.S. growth relative to New Zealand as well as relative monetary policy as the Fed raised rates helped this trade to outperform.

Over the reporting period, the Fund also held a long USD position against the Canadian dollar which benefitted performance. The majority of weakness in Canadian dollar through the reporting period came in the fourth quarter which coincided with weakness in oil prices resulting from concerns about oversupply.

The Fund held a long euro against U.S. dollar position which detracted from the Fund’s performance as the political risks and slowing growth in the Eurozone weighed on the euro. In addition, a long Swedish Krona against the euro position also detracted from performance as the Riksbank, the central bank of Sweden, withstood burgeoning inflationary pressure and held monetary policy and rhetoric easy and largely unchanged for most of the reporting period, weighing on the currency.

In emerging markets, the Fund’s long Mexican peso position against the U.S. dollar contributed to performance. We believed that the MXN was attractively valued and offered positive interest rate relative to U.S. dollar, even after inflation has been taken into account Over the reporting period, the positioning in this pair was adjusted tactically and benefitted from some of the volatility induced by the Mexican presidential election. Rate hikes and a positive outcome in trade negotiations with the U.S. also helped Mexican peso to perform well at times throughout the reporting period. Additionally, the Fund’s short position in the Chilean peso against the U.S. dollar contributed positively to performance as the Chilean peso weakened as copper prices declined.

However, a long Turkish lira position against the U.S. dollar had a negative impact on the Fund’s performance as concerns over the reliance on USD denominated funding in the Turkish corporate sector escalated and the implications for the banking sector and broader economy caused a material depreciation in the lira. Increased tensions between Turkey and the U.S. also drove down the value of the lira.

As of the end of the reporting period, the Fund maintains a short position in New Zealand dollar, and the Australian dollar and a long position in the Japanese yen and the Mexican peso as we believe these are attractively valued.

Diversified Alternatives Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Diversified Alternatives Portfolio’s Class I returned -6.60%, compared to a 1.82% return for its benchmark, the FTSE 1-Month U.S. T-Bill Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on October 30, 2015 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Due to data limitation, the benchmark since inception return reflects the commencement period from the first calendar day of the month the portfolio commenced its operations.

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	Since Inception (10/30/15)

Fund’s Class I	(6.60%)	1.87%

FTSE 1-Month U.S. T-Bill Index	1.82%	0.89%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The PSF Diversified Alternatives Portfolio was primarily comprised of various non-traditional asset classes and investment strategies during the reporting period. Underlying investments included global absolute return, currencies, and long-short equity funds. The Fund also invested in inflation-protected bond, floating rate loan, real estate, international small-cap, emerging markets equity and emerging markets debt underlying funds.

Over the reporting period, only two of the nine underlying funds contributed positively to returns. The Currency Strategies Portfolio was the top contributor to returns. A long exposure to the Mexican Peso was the largest contributor to performance. Short positions in the Canadian dollar, Korean won and New Zealand dollar also helped performance.

The Global Absolute Return, Equity Long/Short, International Small-Cap, Emerging Markets Debt and Emerging Markets Portfolios experienced losses over the reporting period and were the largest detractors to returns. Foreign markets faced multiple geopolitical headwinds that caused them to remain particularly volatile over the reporting period, which was also a detractor to returns.

Equity Long/Short Portfolio (managed by AQR Capital Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Equity Long/Short Portfolio’s Class I returned -17.19%, compared to a -8.71% return for the broad- based MSCI World Index (Net) and a -3.34% return for the style-specific Equity Long/Short Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on April 27, 2015 through December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on April 27, 2015 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	Since Inception (04/27/15)

Fund’s Class I	(17.19%)	6.22%

Fund’s Class P	(17.03%)	6.43%

MSCI World Index (Net)	(8.71%)	3.20%

Equity Long/Short Composite Benchmark	(3.34%)	2.18%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed both the broad-based MSCI World Index (Net) and the style-specific Equity Long/Short Composite Benchmark. We at AQR manage the Fund’s strategy by seeking to provide higher risk-adjusted returns with lower volatility relative to global equity markets. The strategy seeks to generate returns from three different sources: 1) the potential gains from the Fund’s long and short equity positions by generally entering into total return basket swaps, 2) overall exposure to equity markets, generally through the use of futures and currency forwards contracts, and 3) the active increase and decrease of the Fund’s net exposure to equity markets. The strategy primarily seeks to add alpha (excess return over the broad-based benchmark) via its long/short stock portfolio. The Fund invests both in total return basket swaps and futures contracts, as well as currency forwards, to gain economic exposure to specific stocks and global equity markets. These derivative positions are responsible for substantially all the performance in the Fund.

After a broad-based upswing in global growth in 2017, trends in economic data favored the U.S. for the reporting period as U.S. equity markets broadly gained. U.S. GDP expanded at a 3.2% annualized pace in the first half of the reporting period, the strongest two quarter stretch since 2014. This contrasted with most major foreign economies, which saw weaker trends in growth over the same period. Strong U.S. economic data and robust corporate profit growth fueled healthy U.S. equity market returns through the first three quarters of the reporting period, despite several headwinds such as tighter Fed policy, a strong dollar, and expensive valuations, and the fourth quarter of the reporting period began with U.S. equities trading near record highs. Starting in October of the reporting period, however, these bearish factors began to win out as equity markets were weighed down by concerns around slowing global growth and peak earnings, trade and political uncertainty, and a steadfast Federal Reserve. The Fed’s decision to raise interest rates at the December meeting, as well the government shutdown, added to unease in the markets to end the of the reporting period, though they bounced back modestly in the last few days of the reporting period. Despite the headwinds, U.S. equities outperformed other developed markets over the reporting period on the back of better-than-expected earnings, employment, and retail sales data.

Negative performance was largely driven by the Fund’s market neutral stock selection component. The Fund’s strategic beta exposure component also detracted from performance, though more modestly. Within stock selection, the best performing theme over the reporting period was earnings quality. Conversely, investor sentiment and value were the worst performing themes. By sector, financials and real estate were the largest contributors to performance, while information technology, industrials and materials were the largest detractors. By country, Switzerland and the Netherlands were the largest contributors to performance. Stock selection within the U.S. was responsible for the lion’s share of negative performance, though Japan also detracted. The Fund’s tactical market exposure (the desired deviation from a beta of 0.5) contributed modestly. This was due mainly to an underweight position to the broad-based benchmark which was particularly beneficial during the months of February and October of the reporting period when markets fell. While tactical positioning was largely underweight over the reporting period, our view on the broad-based benchmark ended the reporting period positive with a target beta to the index of 0.52.

The Fund ended the reporting period with a highly diversified stock portfolio of 677 long positions and 645 short positions. Securities remained globally diversified, with around half of the Fund invested outside of the U.S. As of the end of the reporting period, the Fund’s largest net long exposures were in health care and consumer discretionary, while its largest net short exposures were in real estate and financials.

Global Absolute Return Portfolio (managed by Eaton Vance Investment Managers)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Global Absolute Return Portfolio’s Class I returned -9.27%, compared to a 1.87% return for its benchmark, the ICE BofA Merrill Lynch U.S. 3-Month T-Bill Index.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on September 28, 2012 through December 31, 2018. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on September 28, 2012 through December 31, 2018 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Eaton Vance Investment Managers (“Eaton Vance”) assumed management of the Fund on August 1, 2013. Eaton Vance Management, an affiliate of Eaton Vance, managed the Fund from the Fund’s inception to July 31, 2013.

Average Annual Total Returns for the periods ended December 31, 2018(1)
	1 Year	5 Years	Since Inception (9/28/12)

Fund’s Class I	(9.27%)	1.91%	1.31%

Fund’s Class P	(9.09%)	2.12%	1.51%

ICE BofA Merrill Lynch U.S. 3-Month T-Bill Index	1.87%	0.63%	0.52%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at Eaton Vance maintain the Fund’s strategy by investing in securities, derivatives and other instruments to establish long and short investment exposures around the world, typically seeking to establish such investment exposures to individual countries based on the Eaton Vance portfolio management team’s view of the investment merits of a country. The decision to utilize cash instruments or derivatives is based on relative value and efficiency as deemed by the portfolio management team. The Fund typically employs significant use of derivative instruments both to gain exposure as well as to hedge against certain investment risks (like fluctuations in securities prices, interest rates or currency exchange rates) and manage the Fund’s duration. The Fund primarily uses forward foreign currency contracts, cross-currency swaps, total return swaps and credit default swaps. It may also use interest rate swaps, interest rate futures, bond futures, equity index futures and options, among other derivatives instruments.

During the reporting period, most regions detracted from the Fund’s performance. Latin America was the largest regional detractor followed by Asia, Western Europe, and the Middle East. The Dollar Bloc (Canada, New Zealand and Australia) also detracted from results but to a lesser extent. Africa contributed to performance, while Eastern Europe was essentially flat for the reporting period.

In Latin America, positioning in currency and sovereign credit detracted from the Fund’s performance the most. Long currency and sovereign credit exposure in Argentina was the largest detractor. A long sovereign credit position in Barbados, as well as long currency exposure in Uruguay, and long rates exposure in Brazil were other notable detractors.

Over the reporting period, negative performance in Asia was driven by currency and equity positioning. Top detractors included long currency exposure in Sri Lanka, long local sovereign bond exposure in India and short rates in Japan. Long equity exposure in South Korea and Myanmar were also among top detractors.

In the Dollar Bloc region, short New Zealand rates and a long Australian dollar position were notable detractors from the Fund’s performance, while in Western Europe, negative results were primarily due to long equity exposure in Iceland and short Swiss rates.

In Eastern Europe, negative performance in currency, equity, and sovereign credit more than offset positive performance in rates. Long currency positioning in Russia and Turkey and short currency exposure in Romania were top detractors. Long equity and sovereign credit in Turkey, as well as a long equity position in Cyprus were other detractors from the Fund’s performance. Meanwhile, a long position in the Serbian dinar as well as a long Polish rates position contributed to performance.

In the Middle East & Africa region, performance was essentially flat. Positive contribution from currency offset negative performance from rates and sovereign credit. Top positive contributors to the Fund’s performance were long currency positions in Egypt and Nigeria, while top negative performers included short Saudi Arabian rates, short Qatari credit and short currency in South African and Oman, as well as long currency in Israel. Furthermore, from a risk factor perspective, the Fund’s commodity exposure, primarily short oil, notably detracted from the Fund’s overall performance.

Pacific Dynamix Portfolios

The Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios each invests its assets in the Pacific Dynamix Underlying Funds to achieve a specified risk target.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Performance

Since the performance of each Pacific Dynamix Portfolio is a composite of the performance of each of the Pacific Dynamix Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Pacific Dynamix Portfolio’s performance. Therefore, we at PLFA have provided information regarding three broad- based indices to use as a comparison to each Pacific Dynamix Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Pacific Dynamix Portfolio; each is comprised of the three broad-based indices shown below.

The composite benchmarks were constructed with allocations to each asset class that generally correspond to the allocations for the Pacific Dynamix Portfolios that were in effect at that time. However, the actual allocation of any Pacific Dynamix Portfolio will naturally vary as a result of market performance over time as well as intended changes to target allocations. The performance for these broad-based indices for the year ended December 31, 2018 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	-4.38%
MSCI World ex USA Index (Net) (International Stocks)	-14.09%
Bloomberg Barclays U.S. Aggregate Bond Index (Fixed Income)	0.01%

It should be noted that the benchmark indices for the Pacific Dynamix Underlying Funds may differ from the Pacific Dynamix Portfolios’ broad- based indices. The following Funds’ investments comprise the Pacific Dynamix Underlying Funds for the Pacific Dynamix Portfolios. Not all of the Pacific Dynamix Underlying Funds were represented in each of the Pacific Dynamix Portfolio models during the reporting period, and the allocation of each of the Pacific Dynamix Underlying Funds within the Pacific Dynamix Portfolio models did vary.

Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Pacific Dynamix-Conservative Growth Portfolio’s Class I returned -3.84%, compared to a 0.01% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a -4.38% return for the S&P 500 Index and a -2.52% return for the Pacific Dynamix-Conservative Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 1, 2009 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/1/09)

Fund’s Class I	(3.84%)	3.34%	6.44%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.54%

S&P 500 Index	(4.38%)	8.49%	13.90%

Pacific Dynamix-Conservative Growth Composite Benchmark	(2.52%)	4.24%	7.10%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Conservative Growth Composite Benchmark. The Fund had just over half of its allocation in underlying funds with passively managed fixed income strategies during the reporting period. The remainder of the Fund was allocated to four underlying funds with passively managed domestic equity strategies and two underlying funds with quantitatively driven international equity strategies.

From the broad asset class level, the fixed income group lagged the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic group underperformed the S&P 500 Index while the international group performed in line with the MSCI World ex USA Index (Net).

Among the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index and

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, respectively. Credit spreads widened over the reporting period, which led the PD High Yield Bond Market Portfolio to drag down performance for the fixed income group compared to its benchmark.

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth Index and Russell 1000 Value Index, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively. Over the reporting period, value stocks lagged their growth counterparts. The Fund’s bias toward value thus hurt performance. Having an exposure to small-capitalization stocks also held back performance as they significantly underperformed large-capitalization stocks.

Within the international segment of the Fund, the PD Emerging Markets Portfolio contributed to performance as it outperformed its benchmark. On the other hand, the PD International Large-Cap Portfolio lagged its benchmark.

Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Pacific Dynamix-Moderate Growth Portfolio’s Class I returned -5.53%, compared to a -4.38% return for the S&P 500 Index, a 0.01% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a -3.90% return for the Pacific Dynamix-Moderate Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 1, 2009 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/1/09)

Fund’s Class I	(5.53%)	3.84%	7.90%

S&P 500 Index	(4.38%)	8.49%	13.90%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.54%

Pacific Dynamix-Moderate Growth Composite Benchmark	(3.90%)	5.02%	8.77%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Moderate Growth Composite Benchmark. The Fund had just under half of its allocation in underlying funds with passively managed fixed income strategies during the reporting period. The majority of the Fund was allocated to four underlying funds with passively managed domestic equity strategies and two underlying funds with quantitatively driven international equity strategies.

From the broad asset class level, the fixed income group lagged the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic group underperformed the S&P 500 Index while the international group performed in line with the MSCI World ex USA Index (Net).

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth Index and Russell 1000 Value Index, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively. Over the reporting period, value stocks lagged their growth counterparts. The Fund’s bias toward value thus hurt performance. Having an exposure to small-capitalization stocks also held back performance as they significantly underperformed large-capitalization stocks.

Within the international segment of the Fund, the PD Emerging Markets Portfolio contributed to performance as it outperformed its benchmark. On the other hand, the PD International Large-Cap Portfolio lagged its benchmark.

Among the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index and Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, respectively. Credit spreads widened over the reporting period, which led the PD High Yield Bond Market Portfolio to drag down performance for the fixed income group compared to its benchmark.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Pacific Dynamix-Growth Portfolio’s Class I returned -7.28%, compared to a -4.38% return for the S&P 500 Index, a 0.01% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a -5.84% return for the Pacific Dynamix-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 1, 2009 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/1/09)

Fund’s Class I	(7.28%)	4.31%	9.29%

S&P 500 Index	(4.38%)	8.49%	13.90%

Bloomberg Barclays U.S. Aggregate Bond Intex	0.01%	2.52%	3.54%

Pacific Dynamix-Growth Composite Benchmark	(5.84%)	5.35%	10.17%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Growth Composite Benchmark. The Fund had a majority of its allocation to underlying funds in equity, including four passively managed domestic equity funds and two quantitatively driven international equity funds during the reporting period. The rest of the Fund was invested in passively managed fixed income underlying funds.

From the broad asset class level, the fixed income group lagged the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic group underperformed the S&P 500 Index while the international group performed in line with the MSCI World ex USA Index (Net).

Among the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios attempt to mirror the Russell 1000 Growth Index and Russell 1000 Value Index, respectively. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively. Over the reporting period, value stocks lagged their growth counterparts. The Fund’s bias toward value thus hurt performance. Having an exposure to small-capitalization stocks also held back performance as they significantly underperformed large-capitalization stocks.

Within the international segment of the Fund, the PD Emerging Markets Portfolio contributed to performance as it outperformed its benchmark. On the other hand, the PD International Large-Cap Portfolio lagged its benchmark.

Among the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the total returns of the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index and Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, respectively. Credit spreads widened over the reporting period, which led the PD High Yield Bond Market Portfolio to drag down performance for the fixed income group compared to its benchmark.

Portfolio Optimization Portfolios

The Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios are allocated amongst the Underlying Funds to achieve a specified risk target.

Performance

Since the performance of each Portfolio Optimization Portfolio is a composite of the performance of each of the Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Portfolio Optimization Fund’s performance. Therefore, we at PLFA have provided information regarding four broad-based indices to use as a comparison to each Portfolio Optimization Fund’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Fund each is comprised of the four broad-based indices shown below. The composite benchmarks were constructed with allocations to each asset class that correspond to the allocations for the Portfolio Optimization Portfolios that were in effect at that time. However, the actual allocation of any Portfolio Optimization Fund will naturally vary as a result of market

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

performance over time. The one-year performance for these broad-based indices for the year ended December 31, 2018 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	-4.38%
MSCI EAFE Index (Net) (International Stocks)	-13.79%
Bloomberg Barclays U.S. Aggregate Bond Index (Fixed Income)	0.01%
ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index	1.87%

It should be noted that the benchmark indices for the Funds may differ from the Funds’ broad-based indices. The following investments comprise the Underlying Funds for the Portfolio Optimization Portfolios. Not all of the Underlying Funds were represented in each of the Portfolio Optimization Portfolio models during the reporting period, and the allocation of each of the Underlying Funds within the Portfolio Optimization Portfolio models did vary.

Portfolio Optimization Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Portfolio Optimization Conservative Portfolio’s Class I returned -3.38%, compared to a 0.01% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a -4.38% return for the S&P 500 Index and a -1.08% return for the Portfolio Optimization Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	(3.38%)	2.56%	3.28%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	2.70%

S&P 500 Index	(4.38%)	8.49%	10.58%

Portfolio Optimization Conservative Composite Benchmark	(1.08%)	3.28%	3.80%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Conservative Composite Benchmark. The Portfolio Optimization Conservative Portfolio was primarily comprised of various fixed income underlying funds, with a small allocation to equity and alternative underlying funds, during the reporting period. The fixed income allocation consisted of intermediate-term bond, short duration bond, inflation-protected bond, emerging markets bond, high yield debt and floating rate loan funds. The equity segment primarily encompassed domestic and foreign large-capitalization funds. The alternatives allocation consisted of absolute return underlying funds and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s fixed income group underperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives contributed negatively to returns over the reporting period.

Much of the underperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. The Emerging Markets Debt Portfolio was the worst performing underlying fixed income fund as emerging market bonds broadly experienced headwinds from rising trade tensions and a strengthening U.S. dollar. Additionally, the underlying fund underperformed its benchmark. The Diversified Bond Portfolio also underperformed its benchmark and detracted from performance due to its preference for riskier credit. Credit funds such as the High Yield Bond Portfolio also detracted from performance as credit spreads widened over the reporting period. On the other hand, the exposure to short-term bonds contributed positively.

Among the Fund’s domestic equities group, value styles detracted from performance as growth outperformed value over the reporting period. Additionally, the Comstock, Main Street Core and Mid-Cap Value Portfolios struggled to keep up with their respective benchmarks over the

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

reporting period. On the other hand, Large-Cap Growth, Growth, Dividend Growth and Mid-Cap Growth Portfolios outperformed their respective benchmarks, which offset some of the detractors.

From the international equity group, the International Value Portfolio lagged the MSCI EAFE Index (Net) as value styles lagged abroad as well. On the other hand, the growth bias of the International Large-Cap Portfolio provided some support over the reporting period. Additionally, the Emerging Markets Portfolio held up better than its benchmark, which helped performance.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had a mixed impact on performance. The Currency Strategies Portfolio outpaced its benchmark and was the top performer among the alternatives group. However, the Equity Long/Short and Global Absolute Return Portfolios struggled over the reporting period.

Portfolio Optimization Moderate-Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Portfolio Optimization Moderate-Conservative Portfolio’s Class I returned -4.99%, compared to a 0.01% return for the Bloomberg Barclays U.S. Aggregate Bond Index, a -4.38% return for the S&P 500 Index and a -2.40% return for the Portfolio Optimization Moderate-Conservative Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	(4.99%)	3.09%	4.10%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	2.70%

S&P 500 Index	(4.38%)	8.49%	10.58%

Portfolio Optimization Moderate-Conservative Composite Benchmark	(2.40%)	4.16%	5.06%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Moderate-Conservative Composite Benchmark. The Portfolio Optimization Moderate-Conservative Portfolio had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. The fixed income allocation consisted of intermediate-term bond, short duration bond, inflation-protected bond, emerging markets bond, high yield debt and floating rate loan funds. The equity segment primarily encompassed domestic and foreign large-capitalization funds. The equity segment primarily encompassed domestic and foreign large-capitalization funds. The alternatives allocation consisted of absolute return underlying funds and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s fixed income group underperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives contributed negatively to returns over the reporting period.

Much of the underperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. The Emerging Markets Debt Portfolio was the worst performing underlying fixed income fund as emerging market bonds broadly experienced headwinds from rising trade tensions and a strengthening U.S. dollar. Additionally, the underlying fund underperformed its benchmark. The Diversified Bond Portfolio also underperformed its benchmark and detracted from performance due to its preference for riskier credit. Credit funds such as the High Yield Bond Portfolio also detracted from performance as credit spreads widened over the reporting period. On the other hand, the exposure to short-term bonds contributed positively.

Among the Fund’s domestic equities group, value styles detracted from performance as growth outperformed value over the reporting period. Additionally, the Comstock, Main Street Core and Mid-Cap Value Portfolios struggled to keep up with their respective benchmarks over the reporting period. On the other hand, Large-Cap Growth, Growth, Dividend Growth and Developing Growth Portfolios outperformed their respective benchmarks, which offset some of the detractors.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

From the international equity group, the International Value Portfolio lagged the MSCI EAFE Index (Net) as value styles lagged abroad as well. On the other hand, the growth bias of the International Large-Cap Portfolio provided some support over the reporting period. Additionally, the Emerging Markets Portfolio held up better than its benchmark, which helped performance.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had a mixed impact on performance. The Currency Strategies Portfolio outpaced its benchmark and was the top performer among the alternatives group. However, the Equity Long/Short and Global Absolute Return Portfolios struggled over the reporting period.

Portfolio Optimization Moderate Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Portfolio Optimization Moderate Portfolio’s Class I returned -6.55%, compared to a -4.38% return for the S&P 500 Index, a 0.01% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a -3.59% return for the Portfolio Optimization Moderate Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	(6.55%)	3.58%	4.74%

S&P 500 Index	(4.38%)	8.49%	10.58%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	2.70%

Portfolio Optimization Moderate Composite Benchmark	(3.59%)	4.72%	5.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Moderate Composite Benchmark. The Portfolio Optimization Moderate Portfolio maintained a mix of equity and fixed income funds during the reporting period. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stock underlying funds). The Fund also maintained exposure to select market sectors such as publicly traded REITs. The fixed income allocation consisted of intermediate-term bond, short duration bond, inflation-protected bond, emerging markets bond, high yield debt and floating rate loan funds. The equity segment primarily encompassed domestic and foreign large-capitalization funds. The alternatives allocation consisted of absolute return underlying funds and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s fixed income group underperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives contributed negatively to returns over the reporting period.

Among the Fund’s domestic equities group, value styles detracted from performance as growth outperformed value over the reporting period. Additionally, the Comstock, Main Street Core and Mid-Cap Value Portfolios struggled to keep up with their respective benchmarks over the reporting period. On the other hand, Large-Cap Growth, Growth, Mid-Cap Growth, Dividend Growth and Developing Growth Portfolios outperformed their respective benchmarks, which offset some of the detractors.

From the international equity group, the International Value Portfolio lagged the MSCI EAFE Index (Net) as value styles lagged abroad as well. Exposure to international small capitalization stocks also detracted from performance. On the other hand, the growth bias of the International Large-Cap Portfolio provided some support over the reporting period. Additionally, the Emerging Markets Portfolio held up better than its benchmark, which helped performance.

Much of the underperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. The Emerging Markets Debt Portfolio was the worst performing underlying fixed income fund as emerging market bonds broadly experienced headwinds from rising trade tensions and a strengthening U.S. dollar. Additionally, the underlying fund underperformed its benchmark. The Diversified Bond Portfolio also underperformed its benchmark and detracted from performance due to its preference for riskier credit. Credit funds such as the High Yield Bond Portfolio also detracted from performance as credit spreads widened over the reporting period. On the other hand, the exposure to short-term bonds contributed positively.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had a mixed impact on performance. The Currency Strategies Portfolio outpaced its benchmark and was the top performer among the alternatives group. However, the Equity Long/Short and Global Absolute Return Portfolios struggled over the reporting period.

Portfolio Optimization Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Portfolio Optimization Growth Portfolio’s Class I returned -8.19%, compared to a -4.38% return for the S&P 500 Index, a 0.01% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a -5.03% return for the Portfolio Optimization Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	(8.19%)	4.02%	5.34%

S&P 500 Index	(4.38%)	8.49%	10.58%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	2.70%

Portfolio Optimization Growth Composite Benchmark	(5.03%)	5.52%	7.02%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Growth Composite Benchmark. The Portfolio Optimization Growth Portfolio had a diversified allocation mix of equity and fixed income funds with a majority of its exposure to equities during the reporting period. The equity segment primarily encompassed domestic and foreign large-capitalization funds. The Fund also maintained exposure to select market sectors such as publicly traded REITs. The fixed income allocation consisted of intermediate-term bond, short duration bond, inflation-protected bond, emerging markets bond, high yield debt and floating rate loan funds. The equity segment primarily encompassed domestic and foreign large-capitalization funds. The alternatives allocation consisted of absolute return underlying funds and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s fixed income group underperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives contributed negatively to returns over the reporting period.

Among the Fund’s domestic equities group, value styles detracted from performance as growth outperformed value over the reporting period. Additionally, the Comstock, Main Street Core, Mid-Cap Value and Real Estate Portfolios struggled to keep up with their respective benchmarks over the reporting period. On the other hand, Large-Cap Growth, Growth, Mid-Cap Growth, Dividend Growth and Developing Growth Portfolios outperformed their respective benchmarks, which offset some of the detractors.

From the international equity group, the International Value Portfolio lagged the MSCI EAFE Index (Net) as value styles lagged abroad as well. Exposure to international small capitalization stocks also detracted from performance. On the other hand, the growth bias of the International Large-Cap Portfolio provided some support over the reporting period. Additionally, the Emerging Markets Portfolio held up better than its benchmark, which helped performance.

Much of the underperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. The Emerging Markets Debt Portfolio was the worst performing underlying fixed income fund as emerging market bonds broadly experienced headwinds from rising trade tensions and a strengthening U.S. dollar. Additionally, the underlying fund underperformed its benchmark. The Diversified Bond Portfolio also underperformed its benchmark and detracted from performance due to its preference for riskier credit. Credit funds such as the High Yield Bond Portfolio also detracted from performance as credit spreads widened over the reporting period.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had a mixed impact on performance. The Currency Strategies Portfolio outpaced its benchmark and was the top performer among the alternatives group. However, the Equity Long/Short and Global Absolute Return Portfolios struggled over the reporting period.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Portfolio Optimization Aggressive-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the Portfolio Optimization Aggressive-Growth Portfolio’s Class I returned -9.39%, compared to a -4.38% return for the S&P 500 Index, a 0.01% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a -6.24% return for the Portfolio Optimization Aggressive-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the period from inception on May 2, 2011 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/2/11)

Fund’s Class I	(9.39%)	4.15%	5.54%

S&P 500 Index	(4.38%)	8.49%	10.58%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	2.70%

Portfolio Optimization Aggressive-Growth Composite Benchmark	(6.24%)	5.96%	7.71%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Aggressive-Growth Composite Benchmark. The Portfolio Optimization Aggressive-Growth Portfolio allocated primarily to domestic and international equity funds which are diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks) during the reporting period. The Fund also maintained exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities. The alternatives allocation included two absolute return underlying funds and a long-short equity underlying fund.

From the broad asset class perspective, the Fund’s fixed income group underperformed the Bloomberg Barclays U.S. Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, but the international equity group fared better than the MSCI EAFE Index (Net). Alternatives contributed negatively to returns over the reporting period.

Among the Fund’s domestic equities group, value styles detracted from performance as growth outperformed value over the reporting period. Additionally, the Comstock, Main Street Core, Mid-Cap Value and Real Estate Portfolios struggled to keep up with their respective benchmarks over the reporting period. On the other hand, Large-Cap Growth, Growth, Mid-Cap Growth, Dividend Growth and Developing Growth Portfolios outperformed their respective benchmarks, which offset some of the detractors.

From the international equity group, the International Value Portfolio lagged the MSCI EAFE Index (Net) as value styles lagged abroad as well. Exposure to international small capitalization stocks also detracted from performance. On the other hand, the growth bias of the International Large-Cap Portfolio provided some support over the reporting period. Additionally, the Emerging Markets Portfolio held up better than its benchmark, which helped performance.

Much of the underperformance of the fixed income group stemmed from an exposure to riskier segments of the bond market. The Emerging Markets Debt Portfolio was the worst performing underlying fixed income fund as emerging market bonds broadly experienced headwinds from rising trade tensions and a strengthening U.S. dollar. Additionally, the underlying fund underperformed its benchmark. The Diversified Bond Portfolio also underperformed its benchmark and detracted from performance due to its preference for riskier credit. Credit funds such as the High Yield Bond Portfolio also detracted from performance as credit spreads widened over the reporting period.

The underlying alternative funds, which generally have a low correlation to the broad equity and fixed income markets, had a mixed impact on performance. The Currency Strategies Portfolio outpaced its benchmark and was the top performer among the alternatives group. However, the Equity Long/Short and Global Absolute Return Portfolios struggled over the reporting period.

See explanation of benchmark definitions on A-53 – A-56

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

PSF DFA Balanced Allocation Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the PSF DFA Balanced Allocation Portfolio’s Class D returned -6.19%, compared to a -4.38% return for the S&P 500 Index, a 0.01% return for the Bloomberg Barclays U.S. Aggregate Bond Index and a -3.84% return for the PSF DFA Balanced Allocation Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class D shares of the Fund to its benchmarks for the period from inception on April 29, 2016 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	Since Inception (4/29/16)

Fund’s Class D	(6.19%)	4.35%

S&P 500 Index	(4.38%)	9.74%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	1.03%

PSF DFA Balanced Allocation Composite Benchmark	(3.84%)	5.39%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class D underperformed the PSF DFA Balanced Allocation Composite Benchmark. The Fund had just under half of its allocation in underlying funds with quantitatively managed fixed income strategies during the reporting period. The rest of the Fund was allocated to four underlying funds with quantitatively managed domestic equity strategies and two underlying funds with quantitatively driven international equity strategies.

From the broad asset class level, the fixed income group lagged the Bloomberg Barclays U.S. Aggregate Bond Index over the reporting period. Additionally, the domestic and international equity groups underperformed the S&P 500 Index and the MSCI EAFE Index (Net), respectively.

Among the domestic equity group, the DFA VA U.S. Targeted Value Portfolio detracted from performance over the reporting period. This underlying fund had exposure to small-capitalization stocks, which detracted from performance as they significantly underperformed large-capitalization stocks. Additionally, small-capitalization stocks also performed worse than large-capitalization stocks in foreign markets, leading to underperformance of the DFA VA International Small Portfolio within the international equity group.

From the fixed income group, the DFA Intermediate Government Fixed-Income and DFA Short-Term Extended Quality Portfolios were the largest contributors to performance over the reporting period. Investors generally sought safety amid the reporting period’s fourth quarter pick-up in volatility.

Benchmark Definitions

Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index measures performance of U.S. dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset- backed securities that are publicly offered for sale in the United States. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of all outstanding treasury inflation protected securities issued by the U.S. government. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

Emerging Markets Debt Composite Benchmark is 50% J.P. Morgan EMBI Global Diversified; 25% J.P. Morgan ELMI+; 25% J.P. Morgan GBI-EM Global Diversified. Results include the reinvestment of all distributions.

Equity Long/Short Composite Benchmark is 50% ICE BofA Merrill Lynch U.S. 3-Month T-Bill Index and 50% MSCI World Index (Net). Results include the reinvestment of all distributions.

FTSE 1-Month U.S. Treasury Bill (T-Bill) Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. Results include the reinvestment of all distributions.

FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity Real Estate Investment Trusts (REITs) Index is one index of a series of indices represented in the FTSE NAREIT U.S. Real Estate Index Series and represents tax-qualified REITs listed on the New York Stock Exchange (NYSE), American Stock Exchange and National Association of Securities Dealers Automated Quotations (NASDAQ). Results include reinvested dividends. Results include the reinvestment of all distributions.

ICE BofA Merrill Lynch U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Local Markets Index Plus (ELMI+) is a performance benchmark for emerging markets money market instruments and tracks total returns for local-currency-denominated money market instruments. The benchmark was introduced in June 1996 and consists of foreign exchange forward contracts laddered with maturities ranging from one to three months. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries with convertible currencies and 2% for countries with non-convertible currencies. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The diversified index limits the exposure of some of the larger countries. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. Results include the reinvestment of all distributions.

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The benchmark instruments of the index are regularly traded, fixed rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with maximum weight of 10% for countries. Results include the reinvestment of all distributions.

MSCI EAFE (Europe, Australasia, and Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2018, the MSCI EAFE Index (Net) consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of December 31, 2018, the MSCI Emerging Markets Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI U.S. Real Estate Investment Trust (“REIT”) Index (Net) is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS). The index excludes mortgage REITs and selected specialized REITs. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities in developed markets, excluding the U.S. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of December 31, 2018, the MSCI World Index (Net) consists of the following 23 developed market country indices:

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K., and the U.S. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non- resident individuals who do not benefit from double taxation treaties.

Pacific Dynamix-Conservative Growth Composite Benchmark is 60% Bloomberg Barclays U.S. Aggregate Bond; 30% S&P 500; and 10% MSCI World ex USA (Net) Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Moderate Growth Composite Benchmark is 45% S&P 500; 40% Bloomberg Barclays U.S. Aggregate Bond; and 15% MSCI World ex USA (Net) Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Growth Composite Benchmark is 55% S&P 500; 25% MSCI World ex USA (Net); and 20% Bloomberg Barclays U.S. Aggregate Bond Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Conservative Composite Benchmark is 73% Bloomberg Barclays U.S. Aggregate Bond; 15% S&P 500; 7% ICE BofA Merrill Lynch U.S. 3-Month T-Bill; and 5% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg Barclays U.S. Aggregate Bond; 30% S&P 500; 10% MSCI EAFE (Net); and 5% ICE BofA Merrill Lynch U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate Composite Benchmark is 43% Bloomberg Barclays U.S. Aggregate Bond; 40% S&P 500; 15% MSCI EAFE (Net); and 2% ICE BofA Merrill Lynch U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Growth Composite Benchmark is 55% S&P 500; 25% Bloomberg Barclays U.S. Aggregate Bond; and 20% MSCI EAFE (Net) Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500; 25% MSCI EAFE (Net); and 10% Bloomberg Barclays U.S. Aggregate Bond Indices. Results include the reinvestment of all distributions.

PSF DFA Balanced Allocation Composite Benchmark is 45% S&P 500; 40% Bloomberg Barclays U.S. Aggregate Bond; and 15% MSCI EAFE (Net) indices. Results include the reinvestment of all distributions.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Health Care Index measures the performance of companies involved in medical services or health care in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization. Results include the reinvestment of all distributions.

Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index is constructed to provide

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P Developed Ex-U.S. SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country, excluding the U.S. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance. Results include the reinvestment of all distributions.

S&P/LSTA Leveraged Loan Index is a daily total return index that uses Loan Syndications & Trading Association/Loan Pricing Corp. (LSTA/ LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the leveraged loan index (LLI) tracks the current outstanding balance and spread over London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LLI represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers. Results include the reinvestment of all distributions.

S&P North American Technology Index is a modified-capitalization-weighted index that provides investors with a benchmark that represents U.S. securities classified under the GICS technology sector and internet retail sub-industry. Results include the reinvestment of all distributions.

Note:

The Russell 2000 Index and Russell 2000 Value Index (together, the “Index”) are a trademark of Frank Russell Company (“Russell”) and have been licensed for use by Pacific Select Fund. Neither Russell nor the London Stock Exchange Group companies (together the “Licensor Parties”) sponsor, endorse, sell or promote any portfolios of Pacific Select Fund, and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the Small-Cap Index and Small-Cap Equity Portfolios are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Pacific Select Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Pacific Select Fund or to its clients. Each Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in either Index or (b) under any obligation to advise any person of any error therein. The Licensor Parties are the source and owner of the trademarks, service marks and copyrights related to each Russell® and FTSE index. No further distribution of a Russell or FTSE index is permitted without the Licensor Parties’ express written consent, and the Licensor Parties do not promote, sponsor or endorse the content of this communication. All other third-party trademarks and service marks belong to their respective owners.

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments

December 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 44.5%

Basic Materials - 1.1%

Syngenta Finance NV (Netherlands) 5.182% due 04/24/28 ~	$1,650,000	$1,533,746
Teck Resources Ltd (Canada) 6.000% due 08/15/40	1,500,000	1,402,500
The Dow Chemical Co 5.550% due 11/30/48 ~	600,000	608,766

		3,545,012

Communications - 3.1%

Alibaba Group Holding Ltd (China) 4.000% due 12/06/37	550,000	494,905
Amazon.com Inc 4.250% due 08/22/57	1,000,000	975,971
AT&T Inc 5.250% due 03/01/37	2,250,000	2,218,238
Charter Communications Operating LLC 5.750% due 04/01/48	2,000,000	1,881,489
Sprint Corp 7.250% due 09/15/21	2,000,000	2,052,000
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	687,500	680,625
Tencent Holdings Ltd (China) 3.595% due 01/19/28 ~	1,650,000	1,552,965

		9,856,193

Consumer, Cyclical - 9.0%

Air Canada Pass-Through Trust ‘A’ (Canada) 4.125% due 11/15/26 ~	2,094,203	2,079,774
Alimentation Couche-Tard Inc (Canada) 4.500% due 07/26/47 ~	1,500,000	1,380,417
American Airlines Pass-Through Trust ‘AA’
3.575% due 07/15/29	1,808,752	1,781,643
3.600% due 03/22/29	1,675,055	1,619,025
American Airlines Pass-Through Trust ‘B’ 4.375% due 04/01/24	658,144	652,796
British Airways Pass-Through Trust ‘A’ (United Kingdom) 4.625% due 12/20/25 ~	1,561,123	1,599,214
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	1,496,892	1,480,052
Delta Air Lines Pass-Through Trust ‘AA’ 3.625% due 01/30/29	348,246	353,189
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	1,500,000	1,485,000
General Motors Co 5.200% due 04/01/45	2,000,000	1,665,874
Hawaiian Airlines Pass-Through Certificates ‘A’ 3.900% due 07/15/27	1,123,398	1,096,116
Jack Ohio Finance LLC 6.750% due 11/15/21 ~	1,000,000	1,012,500
Lennar Corp 6.250% due 12/15/21	2,000,000	2,042,500
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	500,000	450,000
Mattel Inc 6.750% due 12/31/25 ~	1,000,000	894,690
Nordstrom Inc 5.000% due 01/15/44	1,500,000	1,298,799
Sands China Ltd (Macau) 5.125% due 08/08/25 ~	1,250,000	1,239,978
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	1,000,000	945,000
Tesla Inc 5.300% due 08/15/25 ~	1,000,000	872,500

	Principal Amount	Value
United Airlines Pass-Through Trust ‘B’
3.650% due 04/07/27	$1,097,222	$1,046,862
4.750% due 10/11/23	2,038,945	2,051,688
US Airways Pass-Through Trust ‘A’ 4.625% due 12/03/26	1,306,719	1,356,350

		28,403,967

Consumer, Non-Cyclical - 4.5%

Albertsons Cos LLC 6.625% due 06/15/24	1,250,000	1,165,625
Anheuser-Busch InBev Worldwide Inc (Belgium) 4.750% due 04/15/58	1,050,000	919,137
BAT Capital Corp (United Kingdom) 4.390% due 08/15/37	1,500,000	1,232,648
Bausch Health Cos Inc 6.500% due 03/15/22 ~	1,000,000	1,009,080
CHS/Community Health Systems Inc 5.125% due 08/01/21	1,000,000	932,500
Cigna Corp 4.375% due 10/15/28 ~	1,650,000	1,663,429
Conagra Brands Inc 5.300% due 11/01/38	2,000,000	1,897,537
MEDNAX Inc 5.250% due 12/01/23 ~	1,000,000	982,500
Takeda Pharmaceutical Co Ltd (Japan) 4.400% due 11/26/23 ~	1,950,000	1,973,353
Teva Pharmaceutical Finance Netherlands III BV (Israel)
2.200% due 07/21/21	500,000	459,866
2.800% due 07/21/23	750,000	646,564
United Rentals North America Inc 4.625% due 10/15/25	1,250,000	1,118,750

		14,000,989

Energy - 7.0%

Andeavor Logistics LP
5.200% due 12/01/47	600,000	542,760
5.250% due 01/15/25	2,000,000	2,038,343
6.875% due 02/15/23	1,000,000	891,875
Concho Resources Inc 4.300% due 08/15/28	1,400,000	1,372,984
Diamondback Energy Inc 5.375% due 05/31/25	1,500,000	1,466,250
Energy Transfer Operating LP 4.750% due 01/15/26	2,000,000	1,947,630
EQT Corp 3.900% due 10/01/27	1,000,000	864,111
EQM Midstream Partners LP 6.500% due 07/15/48	2,000,000	1,977,830
Kinder Morgan Energy Partners LP
4.300% due 05/01/24	2,000,000	2,002,335
5.000% due 08/15/42	650,000	597,442
Marathon Oil Corp 5.200% due 06/01/45	1,000,000	928,358
MPLX LP
4.000% due 03/15/28	350,000	328,852
4.500% due 04/15/38	1,200,000	1,052,379
4.800% due 02/15/29	550,000	550,077
Petroleos Mexicanos (Mexico)
5.350% due 02/12/28	1,000,000	875,000
6.350% due 02/12/48	1,400,000	1,122,128
6.500% due 03/13/27	1,050,000	989,625
Sabine Pass Liquefaction LLC 5.000% due 03/15/27	900,000	904,026
Southwestern Energy Co 6.200% due 01/23/25	1,000,000	898,750
The Williams Cos Inc 4.850% due 03/01/48	900,000	822,465

		22,173,220

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Financial - 13.0%

Ares Capital Corp 4.250% due 03/01/25	$750,000	$715,334
Bank of America Corp
4.183% due 11/25/27	2,500,000	2,408,692
4.200% due 08/26/24	2,000,000	1,984,933
4.250% due 10/22/26	3,500,000	3,409,191
Citigroup Inc
4.400% due 06/10/25	1,250,000	1,224,851
4.600% due 03/09/26	2,400,000	2,373,364
Columbia Property Trust Operating Partnership LP REIT 4.150% due 04/01/25	1,250,000	1,235,758
GLP Capital LP REIT 5.250% due 06/01/25	1,000,000	995,420
Healthcare Realty Trust Inc REIT 3.625% due 01/15/28	750,000	706,011
Hudson Pacific Properties LP REIT 3.950% due 11/01/27	1,000,000	931,752
JPMorgan Chase & Co
3.797% due 07/23/24	2,000,000	2,004,733
4.125% due 12/15/26	2,500,000	2,453,558
Morgan Stanley 5.000% due 11/24/25	4,000,000	4,086,431
Nuveen LLC 4.000% due 11/01/28 ~	1,100,000	1,135,524
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	2,000,000	2,017,668
Teachers Insurance & Annuity Association of America 4.270% due 05/15/47 ~	2,000,000	1,921,607
The Goldman Sachs Group Inc
3.272% due 09/29/25	1,500,000	1,407,036
3.500% due 11/16/26	5,000,000	4,625,370
The Howard Hughes Corp 5.375% due 03/15/25 ~	1,250,000	1,181,250
UDR Inc REIT 2.950% due 09/01/26	1,500,000	1,385,707
Ventas Realty LP REIT 3.500% due 02/01/25	1,500,000	1,438,445
Wells Fargo & Co 4.400% due 06/14/46	1,500,000	1,390,552

		41,033,187

Industrial - 3.0%

Allegion US Holding Co Inc 3.550% due 10/01/27	1,814,000	1,689,663
Ardagh Packaging Finance PLC (Ireland) 7.250% due 05/15/24 ~	500,000	500,625
Masco Corp 7.750% due 08/01/29	950,000	1,134,908
Novelis Corp
5.875% due 09/30/26 ~	500,000	443,750
6.250% due 08/15/24 ~	1,000,000	942,500
Owens-Brockway Glass Container Inc 5.000% due 01/15/22 ~	1,500,000	1,490,625
Park Aerospace Holdings Ltd (Ireland) 5.250% due 08/15/22 ~	750,000	728,437
Standard Industries Inc 4.750% due 01/15/28 ~	700,000	590,625
Westrock Co 4.650% due 03/15/26 ~	2,000,000	2,034,536

		9,555,669

Technology - 0.3%

Apple Inc 3.750% due 09/12/47	1,000,000	922,224

	Principal Amount	Value

Utilities - 3.5%

Calpine Corp 5.250% due 06/01/26 ~	$1,000,000	$916,250
Edison International 4.125% due 03/15/28	1,000,000	948,800
Electricite de France SA (France) 4.500% due 09/21/28 ~	2,750,000	2,670,126
Exelon Corp 5.100% due 06/15/45	1,000,000	1,046,193
FirstEnergy Corp 4.850% due 07/15/47	1,650,000	1,659,523
IPALCO Enterprises Inc 3.700% due 09/01/24	1,750,000	1,705,214
Northern States Power Co 4.200% due 09/01/48	1,450,000	1,431,869
Talen Energy Supply LLC 6.500% due 06/01/25	1,000,000	715,000

		11,092,975

Total Corporate Bonds & Notes (Cost $147,647,591)		140,583,436

SENIOR LOAN NOTES - 13.5%

Communications - 1.2%

Level 3 Financing Inc Term B 4.754% (USD LIBOR + 2.250%) due 02/22/24 §	2,000,000	1,895,000
Sprint Communications Inc Term B 5.063% (USD LIBOR + 2.500%) due 02/02/24 §	1,965,000	1,881,487

		3,776,487

Consumer, Cyclical - 3.5%

Bass Pro Group LLC Term B 7.522% (USD LIBOR + 5.000%) due 09/25/24 §	992,462	953,384
ClubCorp Holdings Inc Term B 5.553% (USD LIBOR + 2.750%) due 09/18/24 §	1,468,902	1,396,375
Golden Nugget Inc Term B 5.237% (USD LIBOR + 2.750%) due 10/04/23 §	1,894,138	1,814,585
Hilton Worldwide Finance LLC Term B2 4.256% (USD LIBOR + 1.750%) due 10/25/23 §	1,364,134	1,316,390
New Red Finance Term B3 (Canada) 4.772% (USD LIBOR + 2.250%) due 02/16/24 §	2,715,194	2,590,724
Nexeo Solutions LLC 5.926% (USD LIBOR + 3.250%) due 06/09/23 §	975,193	961,784
SeaWorld Parks & Entertainment Inc Term B5 5.522% (USD LIBOR + 3.000%) due 03/31/24 §	1,972,406	1,891,867

		10,925,109

Consumer, Non-Cyclical - 2.4%

Albertsons LLC Term B7 5.522% (USD LIBOR + 3.000%) due 11/17/25 §	1,710,589	1,618,645
Bausch Health Cos Inc Term B (Canada) 5.379% (USD LIBOR + 3.000%) due 06/02/25 §	1,443,750	1,386,000
Envision Healthcare Corp 6.272% (USD LIBOR + 3.750%) due 10/10/25 §	1,500,000	1,404,584

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Financial & Risk US Holdings Inc 6.272% (USD LIBOR + 3.750%) due 10/01/25 §	$1,000,000	$938,000
US Foods Inc Term B 4.522% (USD LIBOR + 2.000%) due 06/27/23 §	2,437,500	2,317,655

		7,664,884

Financial - 1.2%

Hub International Ltd Term B 5.240% (USD LIBOR + 2.750%) due 04/25/25 §	995,000	941,934
Realogy Group LLC Term B 4.705% (USD LIBOR + 2.250%) due 02/08/25 §	570,056	540,128
USI Inc 5.803% (USD LIBOR + 3.000%) due 05/16/24 §	2,468,750	2,337,906

		3,819,968

Industrial - 3.0%

Avolon SARL Term B3 4.470% (USD LIBOR + 2.000%) due 01/15/25 §	904,519	873,066
Flex Acquisition Co Inc 5.349% (USD LIBOR + 3.000%) due 12/29/23 §	985,000	930,209
GFL Environmental Inc Term B (Canada) 5.522% (USD LIBOR + 3.000%) due 05/30/25 §	1,246,867	1,168,938
NCI Building Systems Inc 6.175% (USD LIBOR + 3.750%) due 04/12/25 §	498,747	456,353
Proampac PG Borrower LLC 6.049% (USD LIBOR + 3.500%) due 11/18/23 §	2,456,141	2,364,036
Reynolds Group Holdings Inc 5.272% (USD LIBOR + 2.750%) due 02/05/23 §	1,057,294	1,012,359
TransDigm Inc
Term E 5.022% (USD LIBOR + 2.500%) due 05/30/25 §	964,036	912,219
Term F 5.022% (USD LIBOR + 2.500%) due 06/09/23 §	1,925,325	1,824,246

		9,541,426

Technology - 1.4%

Kronos Inc Term B 5.541% (USD LIBOR + 3.000%) due 11/01/23 §	985,056	941,755
Tempo Acquisition LLC 5.522% (USD LIBOR + 3.000%) due 05/01/24 §	989,950	950,352
Vertafore Inc 6.053% (USD LIBOR + 3.250%) due 07/02/25 §	2,500,000	2,384,822

		4,276,929

Utilities - 0.8%

Talen Energy Supply LLC Term B1 6.522% (USD LIBOR + 4.000%) due 07/15/23 §	1,472,525	1,455,039
TEX Operations Co LLC Term B 4.522% (USD LIBOR + 2.000%) due 08/04/23 §	1,197,000	1,152,711

		2,607,750

Total Senior Loan Notes (Cost $44,691,867)		42,612,553

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 0.9%

Fannie Mae - 0.5%

2.500% due 01/01/34	$1,500,000	$1,465,065

Freddie Mac - 0.4%

2.500% due 01/01/34	1,500,000	1,463,277

Total Mortgage-Backed Securities (Cost $2,903,203)		2,928,342

ASSET-BACKED SECURITIES - 20.0%

Ally Auto Receivables Trust 2.010% due 03/15/22	2,000,000	1,970,623
AmeriCredit Automobile Receivables Trust
2.240% due 06/19/23	650,000	641,997
2.400% due 05/18/22	900,000	889,124
2.690% due 06/19/23	700,000	691,902
2.710% due 08/18/22	750,000	743,371
Apidos CLO XXX (Cayman) 4.020% (USD LIBOR + 1.600%) due 10/18/31 § ~	2,000,000	1,934,582
BA Credit Card Trust 2.700% due 07/17/23	1,500,000	1,495,203
Buttermilk Park CLO Ltd (Cayman) 3.438% (USD LIBOR + 1.100%) due 10/15/31 § ~	850,000	840,030
Capital Auto Receivables Asset Trust
2.110% due 03/22/21	400,000	397,126
3.090% due 08/22/22 ~	900,000	901,555
Carlyle Global Market Strategies CLO Ltd (Cayman) 4.469% (USD LIBOR + 2.000%) due 04/20/27 § ~	1,550,000	1,525,060
CIFC Funding Ltd CLO (Cayman)
3.320% (USD LIBOR + 0.870%) due 04/19/29 § ~	2,000,000	1,962,925
4.100% (USD LIBOR + 1.650%) due 04/19/29 § ~	1,250,000	1,166,871
Citibank Credit Card Issuance Trust
1.920% due 04/07/22	1,500,000	1,481,280
3.210% (USD LIBOR + 0.770%) due 05/14/29 §	2,000,000	1,998,060
Dryden 55 CLO Ltd (Cayman) 4.336% (USD LIBOR + 1.900%) due 04/15/31 § ~	1,000,000	937,730
Dryden 58 CLO Ltd (Cayman)
3.821% (USD LIBOR + 1.500%) due 07/17/31 § ~	1,000,000	972,630
4.121% (USD LIBOR + 1.800%) due 07/17/31 § ~	1,000,000	933,704
Dryden 61 Clo Ltd (Cayman)
4.087% (USD LIBOR + 1.650%) due 01/17/32 § ~	1,250,000	1,224,303
4.487% (USD LIBOR + 2.050%) due 01/17/32 § ~	1,250,000	1,185,939
Dryden 64 CLO Ltd (Cayman) 3.845% (USD LIBOR + 1.400%) due 04/18/31 § ~	800,000	770,631
Ford Credit Auto Owner Trust
1.730% due 03/15/22	400,000	392,426
2.350% due 04/15/23	1,500,000	1,476,141
2.360% due 03/15/29 ~	3,000,000	2,925,059
3.190% due 07/15/31 ~	3,000,000	2,981,077
Madison Park Funding Ltd (Cayman) 3.998% (USD LIBOR + 1.750%) due 10/18/30 § ~	1,750,000	1,716,752

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Madison Park Funding XXVIII Ltd (Cayman)
4.216% (USD LIBOR + 1.600%) due 07/15/30 § ~	$1,400,000	$1,368,306
4.466% (USD LIBOR + 1.850%) due 07/15/30 § ~	600,000	564,565
Navient Student Loan Trust 3.226% (USD LIBOR + 0.720%) due 03/25/67 § ~	1,000,000	996,078
OCP CLO Ltd (Cayman) 3.328% (USD LIBOR + 0.820%) due 10/26/27 § ~	1,000,000	992,791
Octagon Investment Partners 25 Ltd CLO (Cayman) 3.669% (USD LIBOR + 1.200%) due 10/20/26 § ~	1,000,000	967,168
OneMain Financial Issuance Trust 2.370% due 09/14/32 ~	2,400,000	2,363,732
Regatta XIV Funding Ltd (Cayman) 3.402% (USD LIBOR + 1.190%) due 10/25/31 § ~	1,700,000	1,678,909
Santander Drive Auto Receivables Trust
2.630% due 07/15/22	1,150,000	1,143,459
2.660% due 11/15/21	500,000	498,214
2.960% due 03/15/24	900,000	896,323
3.350% due 07/17/23	1,230,000	1,231,830
3.510% due 08/15/23	2,500,000	2,503,097
SLM Private Credit Student Loan Trust 3.078% (USD LIBOR + 0.290%) due 06/15/39 §	1,696,833	1,647,598
SLM Student Loan Trust 3.040% (USD LIBOR + 0.550%) due 10/25/64 § ~	2,000,000	2,008,063
SMB Private Education Loan Trust
2.340% due 09/15/34 ~	963,007	931,042
2.700% due 05/15/31 ~	1,163,926	1,165,062
2.820% due 10/15/35 ~	2,100,000	2,055,339
2.880% due 09/15/34 ~	2,500,000	2,447,332
3.500% due 02/15/36 ~	1,200,000	1,202,789
3.600% due 01/15/37 ~	1,050,000	1,064,578
3.630% due 11/15/35 ~	1,100,000	1,108,908

Total Asset-Backed Securities (Cost $63,910,997)		62,991,284

U.S. GOVERNMENT AGENCY ISSUES - 2.1%

Fannie Mae 1.500% due 02/28/20	3,500,000	3,460,128
Freddie Mac 1.250% due 10/02/19	3,250,000	3,215,313

Total U.S. Government Agency Issues (Cost $6,707,153)		6,675,441

U.S. TREASURY OBLIGATIONS - 15.6%

U.S. Treasury Bonds - 5.4%

2.250% due 08/15/46	1,950,000	1,670,340
2.500% due 02/15/46	1,500,000	1,357,222
2.500% due 05/15/46	1,750,000	1,581,740
2.750% due 11/15/47	2,000,000	1,896,512
2.875% due 11/15/46	1,500,000	1,461,559
3.000% due 11/15/44	2,000,000	2,001,198
3.000% due 02/15/48	2,750,000	2,740,981
3.375% due 11/15/48	4,000,000	4,285,692

		16,995,244

	Principal Amount	Value
U.S. Treasury Notes - 10.2%

1.250% due 07/31/23	$2,750,000	$2,601,553
1.375% due 06/30/23	1,650,000	1,571,389
1.375% due 08/31/23	2,000,000	1,901,198
1.625% due 11/15/22	2,500,000	2,421,033
1.625% due 05/15/26	2,000,000	1,869,323
1.875% due 10/31/22	1,500,000	1,466,881
2.000% due 10/31/21	100,000	98,731
2.000% due 11/30/22	2,000,000	1,964,130
2.125% due 12/31/21	3,000,000	2,971,060
2.125% due 12/31/22	2,500,000	2,465,488
3.125% due 11/15/28	12,400,000	12,872,817

		32,203,603

Total U.S. Treasury Obligations (Cost $49,103,761)		49,198,847

FOREIGN GOVERNMENT BONDS & NOTES - 2.3%

Chile Government (Chile) 2.250% due 10/30/22	1,000,000	963,800
Export-Import Bank of Korea (South Korea) 2.250% due 01/21/20	1,000,000	991,389
Mexico Government (Mexico)
3.750% due 01/11/28	1,000,000	937,760
4.350% due 01/15/47	1,000,000	860,750
Province of British Columbia (Canada) 2.000% due 10/23/22	1,500,000	1,461,850
Province of Ontario (Canada) 1.875% due 05/21/20	2,000,000	1,977,394

Total Foreign Government Bonds & Notes (Cost $7,482,020)		7,192,943

SHORT-TERM INVESTMENT - 1.4%

Repurchase Agreement - 1.4%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $4,335,323; collateralized by U.S. Treasury Bonds: 2.625% due 12/31/25 and value $4,425,000)	4,335,203	4,335,203

Total Short-Term Investment (Cost $4,335,203)		4,335,203

TOTAL INVESTMENTS - 100.3% (Cost $326,781,795)		316,518,049

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(977,253)

NET ASSETS - 100.0%		$315,540,796

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	44.5%
Asset-Backed Securities	20.0%
U.S. Treasury Obligations	15.6%
Senior Loan Notes	13.5%
Others (each less than 3.0%)	6.7%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$140,583,436	$-	$140,583,436	$-
	Senior Loan Notes	42,612,553	-	42,612,553	-
	Mortgage-Backed Securities	2,928,342	-	2,928,342	-
	Asset-Backed Securities	62,991,284	-	62,991,284	-
	U.S. Government Agency Issues	6,675,441	-	6,675,441	-
	U.S. Treasury Obligations	49,198,847	-	49,198,847	-
	Foreign Government Bonds & Notes	7,192,943	-	7,192,943	-
	Short-Term Investment	4,335,203	-	4,335,203	-

	Total	$316,518,049	$-	$316,518,049	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
PREFERRED STOCKS - 0.1%

Financial - 0.1%

Citigroup Capital XIII 8.890% (USD LIBOR + 6.370%) due 10/30/40 §	47,050	$1,243,531
GMAC Capital Trust I 5.349% (USD LIBOR + 5.785%) due 02/15/40 §	149,256	3,783,640

		5,027,171

Total Preferred Stocks (Cost $4,909,083)		5,027,171

	Principal Amount

CORPORATE BONDS & NOTES - 37.8%

Basic Materials - 1.4%

Alcoa Nederland Holding BV
6.125% due 05/15/28 ~	$260,000	249,600
6.750% due 09/30/24 ~	2,330,000	2,376,600
Anglo American Capital PLC (South Africa)
3.625% due 09/11/24 ~	500,000	472,363
3.750% due 04/10/22 ~	2,830,000	2,768,584
4.000% due 09/11/27 ~	1,080,000	976,924
4.750% due 04/10/27 ~	1,380,000	1,323,694
ArcelorMittal (Luxembourg)
6.250% due 02/25/22	740,000	783,697
7.000% due 10/15/39	740,000	781,913
Barrick Gold Corp (Canada) 5.250% due 04/01/42	340,000	340,903
Barrick North America Finance LLC (Canada) 5.700% due 05/30/41	1,983,000	2,097,119
BHP Billiton Finance USA Ltd (Australia)
2.875% due 02/24/22	214,000	212,533
5.000% due 09/30/43	1,220,000	1,331,215
6.750% due 10/19/75 § ~	4,750,000	4,947,006
Equate Petrochemical BV (Kuwait) 4.250% due 11/03/26 ~	2,440,000	2,368,862
Freeport-McMoRan Inc
3.875% due 03/15/23	40,000	37,100
4.550% due 11/14/24	120,000	111,150
5.450% due 03/15/43	1,510,000	1,157,038
Glencore Funding LLC (Switzerland)
2.875% due 04/16/20 ~	560,000	554,961
4.000% due 03/27/27 ~	5,010,000	4,571,296
4.125% due 05/30/23 ~	380,000	373,467
LyondellBasell Industries NV
5.000% due 04/15/19	431,000	431,477
6.000% due 11/15/21	490,000	518,232
Nutrien Ltd (Canada) 4.875% due 03/30/20	640,000	651,266
OCP SA (Morocco) 4.500% due 10/22/25 ~	2,800,000	2,690,038
Southern Copper Corp (Peru)
5.250% due 11/08/42	6,630,000	6,329,578
6.750% due 04/16/40	600,000	665,160
Syngenta Finance NV (Switzerland) 3.933% due 04/23/21 ~	2,590,000	2,555,909
Vale Overseas Ltd (Brazil) 6.875% due 11/21/36	1,193,000	1,370,160
Yamana Gold Inc (Brazil) 4.625% due 12/15/27	1,810,000	1,678,689

		44,726,534

	Principal Amount	Value
Communications - 3.9%

21st Century Fox America Inc
6.200% due 12/15/34	$1,000,000	$1,220,226
6.650% due 11/15/37	70,000	92,540
Altice France SA (France) 7.375% due 05/01/26 ~	4,270,000	3,928,400
Amazon.com Inc
3.150% due 08/22/27	2,710,000	2,619,267
3.875% due 08/22/37	1,310,000	1,275,938
4.050% due 08/22/47	1,720,000	1,687,327
4.950% due 12/05/44	190,000	211,393
America Movil SAB de CV (Mexico) 5.000% due 03/30/20	3,300,000	3,358,848
AT&T Inc
3.000% due 02/15/22	260,000	255,262
3.000% due 06/30/22	260,000	253,761
3.400% due 05/15/25	7,480,000	7,041,216
3.875% due 08/15/21	110,000	111,159
4.350% due 06/15/45	2,445,000	2,076,431
4.450% due 05/15/21	390,000	398,656
4.500% due 03/09/48	720,000	623,120
4.750% due 05/15/46	500,000	446,624
Bharti Airtel Ltd (India) 4.375% due 06/10/25 ~	460,000	419,799
CCO Holdings LLC
5.000% due 02/01/28 ~	1,460,000	1,346,850
5.125% due 05/01/27 ~	2,800,000	2,614,920
5.250% due 09/30/22	120,000	119,175
CenturyLink Inc 6.150% due 09/15/19	1,000,000	1,015,279
Charter Communications Operating LLC
3.579% due 07/23/20	1,970,000	1,968,292
4.200% due 03/15/28	3,530,000	3,313,720
5.375% due 04/01/38	870,000	813,179
5.750% due 04/01/48	70,000	65,852
6.384% due 10/23/35	530,000	545,888
6.484% due 10/23/45	650,000	673,005
6.834% due 10/23/55	370,000	378,005
Comcast Corp
3.150% due 03/01/26	420,000	402,443
3.700% due 04/15/24	2,110,000	2,124,228
3.950% due 10/15/25	4,600,000	4,660,603
4.150% due 10/15/28	7,090,000	7,212,299
4.250% due 10/15/30	2,390,000	2,422,033
4.700% due 10/15/48	440,000	448,765
5.150% due 03/01/20	1,658,000	1,697,608
5.650% due 06/15/35	290,000	318,752
6.500% due 11/15/35	1,530,000	1,836,154
CommScope Technologies LLC 5.000% due 03/15/27 ~	650,000	528,125
Deutsche Telekom International Finance BV (Germany) 2.820% due 01/19/22 ~	710,000	694,794
DISH DBS Corp
5.875% due 11/15/24	4,686,000	3,789,803
7.750% due 07/01/26	840,000	697,200
Myriad International Holdings BV (South Africa) 4.850% due 07/06/27 ~	3,660,000	3,519,683
NBCUniversal Enterprise Inc 1.974% due 04/15/19 ~	4,080,000	4,067,195
NBCUniversal Media LLC 4.375% due 04/01/21	680,000	697,183
Sprint Capital Corp 8.750% due 03/15/32	200,000	211,500
Sprint Corp 7.625% due 02/15/25	1,500,000	1,503,750
7.875% due 09/15/23	130,000	133,738
Sprint Spectrum Co LLC 3.360% due 03/20/23 ~	550,000	544,500

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Telecom Italia SPA (Italy) 5.303% due 05/30/24 ~	$1,180,000	$1,125,425
Telefonica Emisiones SA (Spain) 5.134% due 04/27/20	2,020,000	2,062,059
Telefonica Emisiones SAU (Spain)
4.103% due 03/08/27	2,630,000	2,540,298
5.877% due 07/15/19	350,000	354,244
Time Warner Cable LLC
5.500% due 09/01/41	250,000	221,882
5.875% due 11/15/40	1,470,000	1,391,199
6.750% due 06/15/39	1,050,000	1,070,946
7.300% due 07/01/38	1,620,000	1,762,541
8.250% due 04/01/19	5,445,000	5,506,457
Time Warner Entertainment Co LP 8.375% due 07/15/33	990,000	1,210,490
UPCB Finance IV Ltd (Netherlands) 5.375% due 01/15/25 ~	940,000	881,363
Verizon Communications Inc
2.625% due 08/15/26	2,770,000	2,516,961
3.376% due 02/15/25	2,938,000	2,854,333
3.500% due 11/01/24	410,000	405,901
3.850% due 11/01/42	730,000	634,544
4.125% due 03/16/27	866,000	868,635
4.329% due 09/21/28	4,180,000	4,208,045
4.400% due 11/01/34	1,750,000	1,693,050
4.500% due 08/10/33	2,010,000	1,990,952
4.522% due 09/15/48	1,450,000	1,365,697
5.500% due 03/16/47	250,000	267,179
Viacom Inc
3.875% due 04/01/24	610,000	598,993
4.250% due 09/01/23	620,000	618,188
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	200,000	185,470
Vodafone Group PLC (United Kingdom)
4.375% due 05/30/28	6,710,000	6,525,429
5.250% due 05/30/48	3,300,000	3,113,359
Warner Media LLC
4.700% due 01/15/21	410,000	420,616
6.250% due 03/29/41	450,000	477,971

		123,256,715

Consumer, Cyclical - 1.4%

Allison Transmission Inc
4.750% due 10/01/27 ~	760,000	680,200
5.000% due 10/01/24 ~	450,000	433,687
American Axle & Manufacturing Inc 6.625% due 10/15/22	1,015,000	1,007,387
Beacon Roofing Supply Inc 4.875% due 11/01/25 ~	680,000	600,100
BMW US Capital LLC (Germany) 1.850% due 09/15/21 ~	440,000	421,937
Daimler Finance North America LLC (Germany) 2.450% due 05/18/20 ~	380,000	375,503
Delta Air Lines Pass-Through Trust ‘A’ 6.821% due 02/10/24	2,210,605	2,376,511
Ford Motor Co 4.750% due 01/15/43	530,000	411,593
Ford Motor Credit Co LLC
2.459% due 03/27/20	200,000	195,820
3.200% due 01/15/21	1,250,000	1,211,758
3.664% due 09/08/24	270,000	241,770
5.750% due 02/01/21	1,070,000	1,091,785
8.125% due 01/15/20	1,570,000	1,630,167
General Motors Co
5.150% due 04/01/38	440,000	377,363
6.250% due 10/02/43	570,000	536,484
General Motors Financial Co Inc 2.450% due 11/06/20	800,000	777,275
3.450% due 04/10/22	720,000	696,780

	Principal Amount	Value
4.250% due 05/15/23	$1,250,000	$1,223,823
4.350% due 01/17/27	520,000	479,669
4.375% due 09/25/21	180,000	180,844
Hanesbrands Inc
4.625% due 05/15/24 ~	170,000	160,225
4.875% due 05/15/26 ~	690,000	625,312
Hilton Domestic Operating Co Inc 5.125% due 05/01/26 ~	430,000	413,875
Hilton Worldwide Finance LLC
4.625% due 04/01/25	70,000	66,500
4.875% due 04/01/27	2,420,000	2,277,825
Lennar Corp
4.500% due 04/30/24	1,160,000	1,099,100
4.750% due 05/30/25	200,000	188,250
4.750% due 11/29/27	2,150,000	1,948,437
5.000% due 06/15/27	130,000	120,088
McDonald’s Corp
3.500% due 03/01/27	740,000	720,353
3.700% due 01/30/26	2,560,000	2,514,621
MGM Resorts International 6.625% due 12/15/21	800,000	822,000
NCL Corp Ltd 4.750% due 12/15/21 ~	2,325,000	2,313,375
New Red Finance Inc (Canada) 5.000% due 10/15/25 ~	1,170,000	1,079,325
Newell Brands Inc
3.850% due 04/01/23	1,500,000	1,479,364
4.200% due 04/01/26	1,020,000	998,270
QVC Inc 5.950% due 03/15/43	100,000	90,072
Sands China Ltd (Macau)
4.600% due 08/08/23 ~	1,120,000	1,115,393
5.125% due 08/08/25 ~	1,840,000	1,825,247
Toll Brothers Finance Corp 4.375% due 04/15/23	770,000	725,725
VOC Escrow Ltd 5.000% due 02/15/28 ~	1,320,000	1,224,300
Walgreens Boots Alliance Inc 3.450% due 06/01/26	2,240,000	2,109,702
Walmart Inc 3.700% due 06/26/28	3,540,000	3,597,942

		42,465,757

Consumer, Non-Cyclical - 6.5%

Abbott Laboratories
3.750% due 11/30/26	1,445,000	1,430,255
4.750% due 11/30/36	1,300,000	1,361,461
4.900% due 11/30/46	2,180,000	2,300,301
AbbVie Inc 3.600% due 05/14/25	1,600,000	1,537,524
Aetna Inc 2.800% due 06/15/23	540,000	514,042
Allergan Funding SCS
3.450% due 03/15/22	1,420,000	1,399,261
3.800% due 03/15/25	2,730,000	2,669,871
4.550% due 03/15/35	430,000	409,449
4.750% due 03/15/45	491,000	468,404
Altria Group Inc
4.750% due 05/05/21	2,980,000	3,047,256
9.250% due 08/06/19	3,330,000	3,442,198
Amgen Inc
2.125% due 05/01/20	420,000	414,479
3.625% due 05/22/24	590,000	588,879
4.663% due 06/15/51	289,000	273,788
Anheuser-Busch Cos LLC (Belgium)
3.650% due 02/01/26 ~	1,450,000	1,371,860
4.900% due 02/01/46 ~	4,780,000	4,448,186
Anheuser-Busch InBev Finance Inc (Belgium)
2.650% due 02/01/21	1,231,000	1,210,562
3.300% due 02/01/23	5,590,000	5,447,908

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Anheuser-Busch InBev Worldwide Inc (Belgium)
2.500% due 07/15/22	$2,790,000	$2,665,954
4.000% due 04/13/28	2,680,000	2,569,939
Anthem Inc
2.950% due 12/01/22	490,000	478,277
3.125% due 05/15/22	3,300,000	3,253,926
3.350% due 12/01/24	560,000	546,230
3.650% due 12/01/27	2,280,000	2,183,739
3.700% due 08/15/21	220,000	221,595
BAT Capital Corp (United Kingdom)
3.557% due 08/15/27	6,680,000	5,944,231
4.540% due 08/15/47	3,450,000	2,759,758
Bausch Health Cos Inc
5.500% due 03/01/23 ~	320,000	292,941
5.625% due 12/01/21 ~	373,000	367,638
6.125% due 04/15/25 ~	1,880,000	1,645,000
7.000% due 03/15/24 ~	1,800,000	1,822,500
9.000% due 12/15/25 ~	880,000	878,900
Becton Dickinson & Co
3.363% due 06/06/24	3,810,000	3,663,626
3.734% due 12/15/24	993,000	960,421
4.685% due 12/15/44	740,000	696,031
Cardinal Health Inc 2.616% due 06/15/22	630,000	607,366
Catholic Health Initiatives 4.350% due 11/01/42	420,000	381,255
Celgene Corp
2.250% due 08/15/21	1,680,000	1,629,659
3.550% due 08/15/22	910,000	900,716
3.875% due 08/15/25	1,440,000	1,388,855
5.000% due 08/15/45	660,000	613,220
5.250% due 08/15/43	320,000	309,246
Centene Corp
4.750% due 05/15/22	660,000	654,225
4.750% due 01/15/25	590,000	564,925
5.375% due 06/01/26 ~	190,000	185,250
5.625% due 02/15/21	340,000	341,700
6.125% due 02/15/24	1,270,000	1,303,338
Cigna Corp
3.400% due 09/17/21 ~	1,310,000	1,307,803
4.375% due 10/15/28 ~	2,710,000	2,732,056
Constellation Brands Inc 4.250% due 05/01/23	590,000	595,437
Cott Holdings Inc (Canada) 5.500% due 04/01/25 ~	1,530,000	1,447,762
CVS Health Corp
2.750% due 12/01/22	2,160,000	2,080,587
3.350% due 03/09/21	1,210,000	1,206,588
3.700% due 03/09/23	1,930,000	1,911,062
3.875% due 07/20/25	1,278,000	1,247,749
4.100% due 03/25/25	2,180,000	2,163,810
4.300% due 03/25/28	12,970,000	12,723,977
5.050% due 03/25/48	980,000	958,015
5.125% due 07/20/45	1,440,000	1,408,494
CVS Pass-Through Trust
5.298% due 01/11/27 ~	517,644	527,725
6.036% due 12/10/28	2,548,412	2,714,476
Danone SA (France)
2.077% due 11/02/21 ~	2,540,000	2,455,337
2.589% due 11/02/23 ~	4,030,000	3,835,317
DaVita Inc 5.000% due 05/01/25	30,000	27,338
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	3,620,000	3,586,252
DP World Ltd (NASDAQ) (United Arab Emirates) 5.625% due 09/25/48 ~	3,360,000	3,171,840
Eli Lilly & Co 3.100% due 05/15/27	1,310,000	1,270,448

	Principal Amount	Value
Fresenius Medical Care US Finance II Inc (Germany)
4.125% due 10/15/20 ~	$1,080,000	$1,081,652
5.875% due 01/31/22 ~	1,160,000	1,210,189
Gilead Sciences Inc
2.550% due 09/01/20	530,000	525,748
3.650% due 03/01/26	1,660,000	1,629,451
3.700% due 04/01/24	2,210,000	2,207,716
4.750% due 03/01/46	1,900,000	1,891,791
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	1,520,000	1,501,662
Halfmoon Parent Inc
3.750% due 07/15/23 ~	3,490,000	3,481,757
4.125% due 11/15/25 ~	1,010,000	1,010,543
HCA Inc
4.500% due 02/15/27	110,000	104,225
5.000% due 03/15/24	1,333,000	1,323,002
5.250% due 06/15/26	180,000	179,100
5.500% due 06/15/47	640,000	608,000
5.625% due 09/01/28	130,000	125,775
5.875% due 03/15/22	2,120,000	2,178,300
5.875% due 05/01/23	827,000	839,405
7.500% due 02/15/22	980,000	1,043,700
Humana Inc
3.150% due 12/01/22	970,000	951,064
3.950% due 03/15/27	860,000	842,118
4.625% due 12/01/42	1,090,000	1,082,853
4.800% due 03/15/47	130,000	130,776
4.950% due 10/01/44	610,000	629,669
Johnson & Johnson 3.625% due 03/03/37	1,810,000	1,746,428
Kraft Heinz Foods Co
3.000% due 06/01/26	2,510,000	2,243,908
3.500% due 06/06/22	20,000	19,850
3.500% due 07/15/22	800,000	789,003
3.950% due 07/15/25	720,000	698,084
4.000% due 06/15/23	150,000	149,749
4.375% due 06/01/46	1,350,000	1,117,691
5.000% due 07/15/35	1,120,000	1,055,805
5.000% due 06/04/42	560,000	503,021
5.200% due 07/15/45	340,000	312,135
5.375% due 02/10/20	1,219,000	1,247,044
Lamb Weston Holdings Inc 4.875% due 11/01/26 ~	1,410,000	1,360,650
Medtronic Global Holdings SCA 3.350% due 04/01/27	2,110,000	2,070,070
Medtronic Inc 3.125% due 03/15/22	430,000	428,531
3.500% due 03/15/25	5,680,000	5,664,704
Merck & Co Inc 2.750% due 02/10/25	1,510,000	1,462,610
Molson Coors Brewing Co 3.500% due 05/01/22	500,000	497,371
Pernod Ricard SA (France) 4.450% due 01/15/22 ~	3,840,000	3,919,218
Philip Morris International Inc
1.875% due 11/01/19	3,730,000	3,685,623
2.500% due 08/22/22	2,560,000	2,468,028
2.500% due 11/02/22	2,670,000	2,567,392
2.900% due 11/15/21	1,460,000	1,438,592
Reynolds American Inc (United Kingdom)
3.250% due 06/12/20	974,000	968,209
5.850% due 08/15/45	1,090,000	1,017,088
8.125% due 06/23/19	1,220,000	1,244,755
Service Corp International
7.500% due 04/01/27	510,000	553,350
Spectrum Brands Inc 5.750% due 07/15/25	800,000	763,760
Teva Pharmaceutical Finance Co BV (Israel) 2.950% due 12/18/22	490,000	433,707

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Teva Pharmaceutical Finance IV BV (Israel) 3.650% due 11/10/21	$1,320,000	$1,251,426
Teva Pharmaceutical Finance Netherlands III BV (Israel)
1.700% due 07/19/19	700,000	690,892
2.200% due 07/21/21	4,790,000	4,405,516
2.800% due 07/21/23	290,000	250,005
UBM PLC (United Kingdom) 5.750% due 11/03/20 ~	1,930,000	1,977,046
United Rentals North America Inc
4.875% due 01/15/28	420,000	369,600
5.500% due 07/15/25	820,000	774,900
5.500% due 05/15/27	2,000,000	1,860,000
6.500% due 12/15/26	350,000	345,625
UnitedHealth Group Inc
2.700% due 07/15/20	1,600,000	1,594,379
2.875% due 12/15/21	1,130,000	1,126,769
3.750% due 07/15/25	820,000	831,150
3.875% due 10/15/20	430,000	435,765
5.700% due 10/15/40	10,000	11,855
5.800% due 03/15/36	860,000	1,017,899
Valeant Pharmaceuticals International 8.500% due 01/31/27 ~	160,000	155,600
Wm Wrigley Jr Co 2.900% due 10/21/19 ~	2,380,000	2,376,761

		204,018,278

Energy - 5.5%

Anadarko Petroleum Corp
4.850% due 03/15/21	924,000	946,507
5.550% due 03/15/26	1,080,000	1,133,265
6.600% due 03/15/46	2,070,000	2,295,850
8.700% due 03/15/19	5,485,000	5,541,769
Apache Corp 3.250% due 04/15/22	387,000	379,128
4.250% due 01/15/44	2,240,000	1,812,153
4.375% due 10/15/28	1,820,000	1,704,431
4.750% due 04/15/43	1,000,000	861,443
6.000% due 01/15/37	562,000	563,137
Baker Hughes a GE Co LLC 3.200% due 08/15/21	58,000	57,349
BP Capital Markets America Inc
3.119% due 05/04/26	1,990,000	1,896,340
3.216% due 11/28/23	3,640,000	3,589,651
BP Capital Markets PLC (United Kingdom)
3.506% due 03/17/25	520,000	510,706
3.535% due 11/04/24	350,000	347,175
3.561% due 11/01/21	220,000	222,038
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	1,370,000	1,298,486
Chesapeake Energy Corp 6.125% due 02/15/21	210,000	198,450
8.000% due 06/15/27	480,000	405,600
Chevron Corp 2.954% due 05/16/26	1,840,000	1,773,972
Cimarex Energy Co 3.900% due 05/15/27	1,140,000	1,060,284
CNOOC Finance LLC (China) 3.500% due 05/05/25	6,220,000	6,035,135
Concho Resources Inc 4.300% due 08/15/28	1,460,000	1,431,826
4.375% due 01/15/25	1,050,000	1,038,875
ConocoPhillips 6.500% due 02/01/39	860,000	1,071,177
Continental Resources Inc 3.800% due 06/01/24	490,000	464,392
4.375% due 01/15/28	620,000	584,674
Devon Energy Corp	2,510,000	2,447,681
3.250% due 05/15/22
5.000% due 06/15/45	3,330,000	2,963,047

	Principal Amount	Value
5.600% due 07/15/41	$170,000	$161,875
5.850% due 12/15/25	3,650,000	3,878,363
Diamondback Energy Inc 5.375% due 05/31/25	630,000	615,825
Ecopetrol SA (Colombia) 5.875% due 05/28/45	5,710,000	5,404,743
Energy Transfer Partners LP
4.500% due 11/01/23	520,000	520,728
4.950% due 06/15/28	400,000	392,883
5.875% due 03/01/22	1,770,000	1,842,784
Enterprise Products Operating LLC
4.150% due 10/16/28	2,520,000	2,513,873
EOG Resources Inc 4.150% due 01/15/26	1,370,000	1,408,851
Exxon Mobil Corp 3.043% due 03/01/26	2,840,000	2,774,641
4.114% due 03/01/46	1,250,000	1,276,661
Halliburton Co 3.800% due 11/15/25	3,250,000	3,156,561
KazMunayGas National Co JSC (Kazakhstan)
5.375% due 04/24/30 ~	310,000	305,586
6.375% due 10/24/48 ~	1,100,000	1,110,175
Kerr-McGee Corp 7.875% due 09/15/31	2,297,000	2,758,396
Kinder Morgan Energy Partners LP
3.500% due 03/01/21	750,000	748,473
3.500% due 09/01/23	1,410,000	1,380,508
6.850% due 02/15/20	2,180,000	2,257,794
Kinder Morgan Inc
4.300% due 03/01/28	760,000	747,525
5.000% due 02/15/21 ~	1,720,000	1,762,696
5.300% due 12/01/34	1,029,000	1,012,997
MEG Energy Corp (Canada)
6.500% due 01/15/25 ~	140,000	142,625
7.000% due 03/31/24 ~	200,000	192,000
MPLX LP
4.000% due 03/15/28	190,000	178,520
4.500% due 04/15/38	2,070,000	1,815,354
4.700% due 04/15/48	3,660,000	3,187,198
4.800% due 02/15/29	130,000	130,018
4.875% due 12/01/24	1,670,000	1,701,907
5.500% due 02/15/49	950,000	928,607
Noble Energy Inc
3.850% due 01/15/28	1,900,000	1,723,382
4.950% due 08/15/47	930,000	808,518
5.250% due 11/15/43	1,270,000	1,132,302
6.000% due 03/01/41	200,000	196,018
Oasis Petroleum Inc 6.875% due 03/15/22	625,000	590,625
Occidental Petroleum Corp
3.000% due 02/15/27	1,510,000	1,441,079
3.125% due 02/15/22	1,350,000	1,342,958
3.400% due 04/15/26	1,890,000	1,851,858
4.100% due 02/15/47	2,110,000	1,975,927
4.200% due 03/15/48	200,000	191,900
4.400% due 04/15/46	600,000	585,951
4.625% due 06/15/45	1,280,000	1,275,420
Petrobras Global Finance BV (Brazil)
5.299% due 01/27/25	13,551,000	12,975,082
6.250% due 03/17/24	8,580,000	8,736,585
7.250% due 03/17/44	3,430,000	3,391,018
7.375% due 01/17/27	1,440,000	1,482,480
Petroleos Mexicanos (Mexico)
5.500% due 01/21/21	1,570,000	1,566,483
6.000% due 03/05/20	1,273,000	1,297,823
6.375% due 01/23/45	520,000	420,550
6.625% due 06/15/35	160,000	140,480
6.875% due 08/04/26	3,110,000	3,030,695
QEP Resources Inc 6.875% due 03/01/21	1,830,000	1,852,875

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Range Resources Corp
4.875% due 05/15/25	$180,000	$148,500
5.000% due 03/15/23	4,040,000	3,570,350
5.875% due 07/01/22	90,000	83,700
Sabine Pass Liquefaction LLC 5.750% due 05/15/24	1,030,000	1,080,742
Schlumberger Holdings Corp
3.000% due 12/21/20 ~	2,570,000	2,548,404
4.000% due 12/21/25 ~	1,960,000	1,938,424
Schlumberger Norge AS
4.200% due 01/15/21 ~	50,000	50,753
Shell International Finance BV (Netherlands)
2.875% due 05/10/26	790,000	757,706
4.000% due 05/10/46	900,000	872,491
4.375% due 03/25/20	4,150,000	4,221,790
4.375% due 05/11/45	2,050,000	2,114,934
4.550% due 08/12/43	1,200,000	1,251,772
Sinopec Group Overseas Development Ltd (China) 4.375% due 04/10/24 ~	4,560,000	4,663,106
Targa Resources Partners LP
4.250% due 11/15/23	510,000	473,662
5.375% due 02/01/27	260,000	245,050
5.875% due 04/15/26 ~	430,000	420,325
The Williams Cos Inc 5.250% due 03/15/20	910,000	927,990
Transcontinental Gas Pipe Line Co LLC 7.850% due 02/01/26	2,290,000	2,773,302
Transocean Pontus Ltd 6.125% due 08/01/25 ~	1,205,000	1,168,850
Western Gas Partners LP 4.650% due 07/01/26	990,000	959,353
Whiting Petroleum Corp 6.625% due 01/15/26	262,000	225,975
Williams Cos Inc
7.500% due 01/15/31	6,475,000	7,759,969
7.750% due 06/15/31	100,000	121,384
WPX Energy Inc 6.000% due 01/15/22	60,000	58,650
8.250% due 08/01/23	290,000	304,500

		173,694,399

Financial - 14.3%

ABN AMRO Bank NV (Netherlands)
2.450% due 06/04/20 ~	810,000	800,474
4.750% due 07/28/25 ~	2,220,000	2,213,211
AerCap Ireland Capital DAC (Ireland)	2,590,000	2,590,048
3.750% due 05/15/19
4.500% due 05/15/21	1,010,000	1,013,441
5.000% due 10/01/21	875,000	889,286
Ally Financial Inc 7.500% due 09/15/20	32,000	33,280
Ambac Assurance Corp 5.100% due 06/07/20 ~	111,048	148,250
Ambac LSNI LLC (Cayman) 7.803% (USD LIBOR + 5.000%) due 02/12/23 § ~	480,811	483,215
American Express Credit Corp 2.375% due 05/26/20	1,930,000	1,909,867
American International Group Inc 3.750% due 07/10/25	2,610,000	2,503,710
Banco Santander SA (Spain)
3.545% (USD LIBOR + 1.120%) due 04/12/23 §	1,000,000	981,159
3.800% due 02/23/28	600,000	535,001
3.848% due 04/12/23	2,600,000	2,528,636
4.379% due 04/12/28	3,800,000	3,556,859
Bank of America Corp 3.004% due 12/20/23	8,404,000	8,163,599
3.300% due 01/11/23	3,190,000	3,143,282

	Principal Amount	Value
3.419% due 12/20/28	$9,774,000	$9,146,197
3.500% due 04/19/26	5,410,000	5,215,502
3.550% due 03/05/24	3,370,000	3,330,970
3.593% due 07/21/28	1,290,000	1,225,357
4.000% due 04/01/24	2,280,000	2,294,090
4.125% due 01/22/24	9,345,000	9,478,140
4.200% due 08/26/24	4,930,000	4,892,859
4.450% due 03/03/26	660,000	654,009
5.000% due 01/21/44	3,310,000	3,437,210
6.100% due 03/17/25	1,370,000	1,351,162
6.250% due 09/05/24	2,990,000	2,957,857
Bank of Montreal (Canada) 3.803% due 12/15/32	550,000	509,987
Banque Federative du Credit Mutuel SA (France) 2.200% due 07/20/20 ~	1,130,000	1,109,335
Barclays PLC (United Kingdom) 4.972% due 05/16/29	6,976,000	6,742,386
BNP Paribas SA (France)
4.375% due 03/01/33 § ~	2,150,000	2,016,474
4.400% due 08/14/28 ~	6,280,000	6,145,127
4.625% due 03/13/27 ~	1,110,000	1,079,812
BPCE SA (France) 5.150% due 07/21/24 ~	1,370,000	1,377,223
Brighthouse Financial Inc 4.700% due 06/22/47	2,780,000	2,079,352
Chubb INA Holdings Inc
2.300% due 11/03/20	950,000	936,668
3.350% due 05/03/26	440,000	431,050
CIT Group Inc
4.750% due 02/16/24	1,110,000	1,069,762
5.250% due 03/07/25	930,000	911,400
Citigroup Inc
3.500% due 05/15/23	2,380,000	2,338,753
4.075% due 04/23/29	3,400,000	3,321,998
4.400% due 06/10/25	4,900,000	4,801,417
4.450% due 09/29/27	7,030,000	6,785,884
4.650% due 07/30/45	3,761,000	3,682,014
4.750% due 05/18/46	440,000	407,795
5.300% due 05/06/44	240,000	240,304
5.500% due 09/13/25	4,580,000	4,815,030
5.900% due 02/15/23	670,000	626,115
5.950% due 01/30/23	1,820,000	1,663,207
5.950% due 05/15/25	7,040,000	6,380,000
6.300% due 05/15/24	3,900,000	3,602,625
6.625% due 06/15/32	480,000	560,359
6.675% due 09/13/43	580,000	687,240
8.125% due 07/15/39	200,000	278,292
Commonwealth Bank of Australia (Australia)
3.900% due 07/12/47 ~	2,930,000	2,738,255
5.000% due 10/15/19 ~	1,060,000	1,075,908
Cooperatieve Rabobank UA (Netherlands)
2.250% due 01/14/20	1,230,000	1,219,538
4.375% due 08/04/25	5,000,000	4,919,922
4.625% due 12/01/23	5,690,000	5,775,177
4.750% due 01/15/20 ~	2,140,000	2,175,310
5.250% due 08/04/45	870,000	904,979
11.000% due 06/30/19 ~	4,830,000	5,005,087
CoreCivic Inc REIT 4.750% due 10/15/27	90,000	74,812
Credit Agricole SA (France) 2.500% due 04/15/19 ~	1,280,000	1,278,072
8.375% due 10/13/19 ~	5,180,000	5,322,450
Credit Suisse Group AG (Switzerland)
3.869% due 01/12/29 ~	320,000	298,430
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
4.550% due 04/17/26	440,000	436,516
4.875% due 05/15/45	5,660,000	5,620,303

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
GE Capital International Funding Co 3.373% due 11/15/25	$3,577,000	$3,183,716
GE Capital International Funding Co Unlimited Co 2.342% due 11/15/20	13,485,000	13,019,156
GLP Capital LP REIT 5.375% due 04/15/26	2,162,000	2,143,645
Goldman Sachs Capital II 4.000% (USD LIBOR + 0.768%) due 01/31/19 §	398,000	271,635
HSBC Bank USA NA
4.875% due 08/24/20	1,750,000	1,788,449
7.000% due 01/15/39	3,240,000	4,101,845
HSBC Holdings PLC (United Kingdom)
3.400% due 03/08/21	8,230,000	8,208,201
4.250% due 03/14/24	3,300,000	3,278,509
4.250% due 08/18/25	3,460,000	3,364,523
4.583% due 06/19/29	5,370,000	5,332,187
6.250% due 03/23/23	3,390,000	3,182,362
6.375% due 09/17/24	1,080,000	1,007,100
6.500% due 03/23/28	3,390,000	3,084,900
6.800% due 06/01/38	600,000	711,317
ING Bank NV (Netherlands)
2.500% due 10/01/19 ~	1,130,000	1,124,996
5.800% due 09/25/23 ~	5,370,000	5,614,553
International Lease Finance Corp
5.875% due 08/15/22	910,000	953,913
8.625% due 01/15/22	1,940,000	2,158,168
Intesa Sanpaolo SPA (Italy)
3.125% due 07/14/22 ~	2,100,000	1,943,180
3.375% due 01/12/23 ~	1,040,000	964,241
3.875% due 07/14/27 ~	3,590,000	3,095,165
3.875% due 01/12/28 ~	850,000	727,685
4.375% due 01/12/48 ~	660,000	499,381
5.017% due 06/26/24 ~	10,470,000	9,484,888
5.710% due 01/15/26 ~	350,000	321,430
JPMorgan Chase & Co
2.550% due 03/01/21	600,000	591,699
3.875% due 09/10/24	4,840,000	4,775,091
4.023% due 12/05/24	4,730,000	4,773,144
4.203% due 07/23/29	3,010,000	3,006,198
4.250% due 10/15/20	3,230,000	3,288,433
4.250% due 10/01/27	870,000	858,469
4.350% due 08/15/21	690,000	706,327
4.452% due 12/05/29	910,000	927,289
4.500% due 01/24/22	2,310,000	2,381,105
4.950% due 06/01/45	3,380,000	3,439,862
KKR Group Finance Co II LLC 5.500% due 02/01/43 ~	350,000	356,964
Lloyds Bank PLC (United Kingdom) 2.700% due 08/17/20	380,000	375,218
Lloyds Banking Group PLC (United Kingdom)
3.574% due 11/07/28	630,000	561,760
4.375% due 03/22/28	760,000	722,768
4.500% due 11/04/24	3,000,000	2,900,319
MetLife Inc 4.750% due 02/08/21	728,000	751,258
MGM Growth Properties Operating Partnership LP REIT 5.625% due 05/01/24	240,000	238,500
Mitsubishi UFJ Financial Group Inc (Japan)
2.998% due 02/22/22	1,590,000	1,568,364
Morgan Stanley
3.737% due 04/24/24	5,230,000	5,195,166
3.772% due 01/24/29	1,010,000	968,011
5.500% due 07/24/20	350,000	360,882
Navient Corp 8.000% due 03/25/20	3,380,000	3,442,868
Nordea Bank AB (Finland) 4.875% due 05/13/21 ~	7,870,000	8,008,630

	Principal Amount	Value
Reliance Standard Life Global Funding II 2.500% due 01/15/20 ~	$640,000	$633,908
Royal Bank of Canada (Canada)
2.150% due 10/26/20	1,670,000	1,644,067
3.200% due 04/30/21	1,740,000	1,740,337
Royal Bank of Scotland Group PLC (United Kingdom)
4.519% due 06/25/24	200,000	196,431
4.892% due 05/18/29	780,000	746,353
5.125% due 05/28/24	6,260,000	6,076,109
6.000% due 12/19/23	4,240,000	4,295,602
6.100% due 06/10/23	3,870,000	3,934,674
6.125% due 12/15/22	1,910,000	1,937,288
Santander UK Group Holdings PLC (United Kingdom) 5.625% due 09/15/45 ~	610,000	595,510
Santander UK PLC (United Kingdom) 2.375% due 03/16/20	990,000	979,236
Standard Chartered PLC (United Kingdom)
3.950% due 01/11/23 ~	310,000	302,683
4.030% (USD LIBOR + 1.510%) due 01/30/27 § ~	3,900,000	3,051,750
5.700% due 03/26/44 ~	3,150,000	3,166,373
Sumitomo Mitsui Financial Group Inc (Japan) 2.058% due 07/14/21	2,320,000	2,247,563
Svenska Handelsbanken AB (Sweden) 3.350% due 05/24/21	1,830,000	1,829,560
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	132,000	172,134
The Goldman Sachs Group Inc
3.500% due 11/16/26	2,430,000	2,247,930
3.850% due 07/08/24	1,690,000	1,653,182
4.223% due 05/01/29	1,060,000	1,022,678
4.250% due 10/21/25	4,270,000	4,094,481
4.750% due 10/21/45	3,400,000	3,253,272
5.150% due 05/22/45	3,480,000	3,249,567
5.250% due 07/27/21	2,570,000	2,668,750
5.750% due 01/24/22	400,000	418,972
5.950% due 01/15/27	1,733,000	1,828,681
6.000% due 06/15/20	6,360,000	6,585,077
6.250% due 02/01/41	6,880,000	7,870,612
6.750% due 10/01/37	2,145,000	2,428,724
The Toronto-Dominion Bank (Canada) 3.250% due 06/11/21	2,100,000	2,109,258
UBS Group Funding Switzerland AG (Switzerland)
3.491% due 05/23/23 ~	5,620,000	5,483,777
4.125% due 09/24/25 ~	2,340,000	2,327,062
4.253% due 03/23/28 ~	4,390,000	4,335,499
US Bank NA 3.150% due 04/26/21	1,720,000	1,722,076
Visa Inc	3,940,000	3,877,267
3.150% due 12/14/25
4.300% due 12/14/45	2,520,000	2,628,189
Wachovia Capital Trust III 5.570% (USD LIBOR + 0.930%) due 01/31/19 §	6,220,000	5,633,765
WEA Finance LLC REIT (France) 3.750% due 09/17/24 ~	4,730,000	4,701,251
Wells Fargo & Co
3.000% due 10/23/26	3,850,000	3,569,607
3.450% due 02/13/23	2,330,000	2,283,144
4.300% due 07/22/27	8,710,000	8,587,643
4.400% due 06/14/46	1,650,000	1,529,607
4.600% due 04/01/21	6,240,000	6,391,691
4.650% due 11/04/44	1,600,000	1,511,498
4.750% due 12/07/46	2,550,000	2,464,149
4.900% due 11/17/45	3,920,000	3,832,025

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
5.375% due 11/02/43	$2,030,000	$2,125,481
5.606% due 01/15/44	1,567,000	1,700,692
Westpac Banking Corp (Australia) 2.300% due 05/26/20	340,000	336,081
2.600% due 11/23/20	1,960,000	1,936,723

		446,642,498

Industrial - 2.1%

ABB Finance USA Inc (Switzerland) 4.375% due 05/08/42	390,000	396,995
Air 2 US 8.027% due 10/01/20 ~	84,419	85,738
Ball Corp 4.000% due 11/15/23	400,000	390,000
Berry Global Inc 4.500% due 02/15/26 ~	240,000	220,200
Boeing Capital Corp 4.700% due 10/27/19	1,360,000	1,377,100
DAE Funding LLC (United Arab Emirates)
4.500% due 08/01/22 ~	10,000	9,625
5.750% due 11/15/23 ~	1,260,000	1,250,550
Eaton Corp
2.750% due 11/02/22	3,849,000	3,746,676
4.150% due 11/02/42	1,040,000	970,317
General Electric Co
3.150% due 09/07/22	1,369,000	1,294,852
4.375% due 09/16/20	396,000	395,527
4.500% due 03/11/44	2,610,000	2,138,629
4.650% due 10/17/21	98,000	98,353
5.300% due 02/11/21	1,378,000	1,380,343
5.500% due 01/08/20	260,000	263,099
5.875% due 01/14/38	450,000	431,872
6.000% due 08/07/19	2,786,000	2,816,456
6.150% due 08/07/37	317,000	310,357
6.875% due 01/10/39	3,306,000	3,471,004
Harris Corp
4.854% due 04/27/35	530,000	527,817
5.054% due 04/27/45	1,470,000	1,519,600
Lockheed Martin Corp
3.100% due 01/15/23	300,000	297,609
3.550% due 01/15/26	3,240,000	3,221,541
4.500% due 05/15/36	580,000	600,864
Northrop Grumman Corp
2.930% due 01/15/25	1,460,000	1,387,855
3.250% due 01/15/28	5,430,000	5,086,660
Park Aerospace Holdings Ltd (Ireland)
5.250% due 08/15/22 ~	550,000	534,188
5.500% due 02/15/24 ~	890,000	861,075
Raytheon Co 3.125% due 10/15/20	1,680,000	1,685,351
Reynolds Group Issuer Inc
5.125% due 07/15/23 ~	270,000	257,513
5.750% due 10/15/20	959,417	958,217
6.875% due 02/15/21	478,222	478,819
The Boeing Co 4.875% due 02/15/20	5,560,000	5,679,625
Union Pacific Corp
3.750% due 07/15/25	1,210,000	1,223,740
3.950% due 09/10/28	3,890,000	3,894,895
4.500% due 09/10/48	3,070,000	3,043,828
United Parcel Service Inc
2.500% due 04/01/23	910,000	885,798
3.050% due 11/15/27	640,000	610,658
United Technologies Corp
3.950% due 08/16/25	1,700,000	1,690,033
4.125% due 11/16/28	2,380,000	2,368,010
4.500% due 04/15/20	2,630,000	2,669,047
4.500% due 06/01/42	540,000	511,222

	Principal Amount	Value
Waste Management Inc
3.500% due 05/15/24	$1,750,000	$1,750,316
7.375% due 05/15/29	1,910,000	2,366,049
WestRock RKT Co
3.500% due 03/01/20	990,000	989,270
4.000% due 03/01/23	1,150,000	1,150,490

		67,297,783

Technology - 1.5%

Apple Inc
2.000% due 11/13/20	2,040,000	2,013,276
2.450% due 08/04/26	4,090,000	3,785,992
Broadcom Corp
3.125% due 01/15/25	1,610,000	1,456,014
3.875% due 01/15/27	240,000	215,809
Dell International LLC
3.480% due 06/01/19 ~	3,890,000	3,878,910
4.420% due 06/15/21 ~	5,450,000	5,447,525
First Data Corp 5.000% due 01/15/24 ~	4,790,000	4,628,337
Intel Corp
3.700% due 07/29/25	890,000	898,921
3.734% due 12/08/47	729,000	676,465
Microsoft Corp
2.400% due 08/08/26	7,810,000	7,316,148
2.700% due 02/12/25	1,080,000	1,048,823
2.875% due 02/06/24	4,410,000	4,371,199
3.300% due 02/06/27	6,100,000	6,051,784
3.450% due 08/08/36	150,000	142,389
3.950% due 08/08/56	1,100,000	1,078,193
4.100% due 02/06/37	260,000	267,808
salesforce.com Inc
3.250% due 04/11/23	1,720,000	1,729,745
3.700% due 04/11/28	610,000	614,291

		45,621,629

Utilities - 1.2%

AES Corp 5.500% due 04/15/25	304,000	303,240
Berkshire Hathaway Energy Co 6.125% due 04/01/36	586,000	700,879
Duke Energy Corp 3.550% due 09/15/21	1,350,000	1,354,400
3.950% due 08/15/47	440,000	399,331
FirstEnergy Corp
3.900% due 07/15/27	3,750,000	3,640,554
4.250% due 03/15/23	4,980,000	5,063,971
4.850% due 07/15/47	900,000	905,195
7.375% due 11/15/31	12,550,000	15,903,663
Pacific Gas & Electric Co
3.500% due 10/01/20	1,370,000	1,312,063
6.050% due 03/01/34	5,602,000	5,221,538
Virginia Electric & Power Co 6.350% due 11/30/37	2,130,000	2,630,972

		37,435,806

Total Corporate Bonds & Notes (Cost $1,211,653,227)		1,185,159,399

SENIOR LOAN NOTES - 2.5%

Communications - 0.5%

Ancestrycom Operations Inc 5.780% (USD LIBOR + 3.250%) due 10/19/23 §	1,123,516	1,074,363
CBS Radio Inc Term B 5.256% (USD LIBOR + 2.750%) due 11/18/24 §	699,804	658,691

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Charter Communications Operating LLC Term B 4.530% (USD LIBOR + 2.000%) due 04/30/25 §	$1,053,741	$1,013,172
Level 3 Financing Inc Term B 4.754% (USD LIBOR + 2.250%) due 02/22/24 §	1,340,000	1,269,650
Numericable Group SA Term B12 (France) 6.143% (USD LIBOR + 3.687%) due 01/31/26 §	2,496,563	2,319,462
Sprint Communications Inc Term B 5.063% (USD LIBOR + 2.500%) due 02/02/24 §	2,092,731	2,003,790
Unitymedia Finance LLC Term B 4.705% (USD LIBOR + 2.250%) due 09/30/25 §	427,000	413,256
Term D 4.705% (USD LIBOR + 2.250%) due 01/15/26 §	1,460,000	1,413,332
Univision Communications Inc Term C5 5.272% (USD LIBOR + 2.750%) due 03/15/24 §	2,988,423	2,716,477
Virgin Media Bristol LLC Term K 4.955% (USD LIBOR + 2.500%) due 01/15/26 §	511,848	486,639
Ziggo Secured Finance Partnership Term E 4.955% (USD LIBOR + 2.500%) due 04/15/25 §	1,756,000	1,660,517

		15,029,349

Consumer, Cyclical - 0.8%

Academy Ltd Term B 6.349% (USD LIBOR + 4.000%) due 07/01/22 §	2,720,942	1,833,235
American Axle & Manufacturing Inc Term B 4.752% (USD LIBOR + 2.250%) due 04/06/24 §	852,673	811,958
American Builders & Contractors Supply Co Inc Term B 4.522% (USD LIBOR + 2.000%) due 10/31/23 §	1,889,402	1,803,030
Aramark Services Inc Term B3 4.272% (USD LIBOR + 1.750%) due 03/11/25 §	1,422,268	1,380,773
Beacon Roofing Supply Inc Term B 4.682% (USD LIBOR + 2.250%) due 01/02/25 §	1,363,422	1,300,364
Boyd Gaming Corp Term B3 4.666% (USD LIBOR + 2.250%) due 09/15/23 §	1,578,756	1,511,659
Caesars Resort Collection LLC Term B 5.272% (USD LIBOR + 2.750%) due 12/22/24 §	2,022,941	1,942,023
CityCenter Holdings LLC Term B 4.772% (USD LIBOR + 2.250%) due 04/18/24 §	338,450	321,739
CWGS Group LLC 5.130% (USD LIBOR + 2.750%) due 11/08/23 §	1,470,000	1,333,106
Four Seasons Hotels Ltd (Canada) 4.522% (USD LIBOR + 2.000%) due 11/30/23 §	436,097	418,108
Golden Nugget Inc Term B 5.237% (USD LIBOR + 2.750%) due 10/04/23 §	1,081,889	1,036,449
Hilton Worldwide Finance LLC Term B2 4.256% (USD LIBOR + 1.750%) due 10/25/23 §	713,764	688,782
Michaels Stores Inc Term B 5.008% (USD LIBOR + 2.500%) due 01/30/23 §	1,009,838	970,286

	Principal Amount	Value
New Red Finance Term B3 (Canada) 4.772% (USD LIBOR + 2.250%) due 02/16/24 §	$1,116,473	$1,065,292
Party City Holdings Inc Term B 5.030% (USD LIBOR + 2.500%) due 08/19/22 §	1,295,672	1,259,069
PetSmart Inc Term B2 5.380% (USD LIBOR + 3.000%) due 03/11/22 §	4,130,731	3,273,605
Scientific Games International Inc Term B5 5.250% (USD LIBOR + 2.750%) due 08/14/24 §	2,639,941	2,485,504
Station Casinos LLC Term B 5.030% (USD LIBOR + 2.500%) due 06/08/23 §	1,441,505	1,394,656

		24,829,638

Consumer, Non-Cyclical - 0.7%

Albertsons LLC
Term B6 5.691% (USD LIBOR + 3.000%) due 06/22/23 §	1,653,097	1,579,947
Term B7 5.522% (USD LIBOR + 3.000%) due 11/17/25 §	607,075	574,445
Atlantic Aviation FBO Inc 6.130% (USD LIBOR + 3.750%) due 11/29/25 §	500,000	496,875
Bausch Health Cos Inc Term B (Canada) 5.379% (USD LIBOR + 3.000%) due 06/02/25 §	2,032,325	1,951,031
BrightView Landscapes LLC Term B 5.029% (USD LIBOR + 2.500%) due 08/15/25 §	1,721,350	1,648,193
Catalent Pharma Solutions Inc Term B 4.772% (USD LIBOR + 2.250%) due 05/20/24 §	1,095,612	1,066,853
Change Healthcare Holdings LLC Term B 5.272% (USD LIBOR + 2.750%) due 03/01/24 §	944,036	899,390
Envision Healthcare Corp 6.272% (USD LIBOR + 3.750%) due 10/10/25 §	2,920,000	2,734,256
Global Medical Response Inc Term B1 5.682% (USD LIBOR + 3.250%) due 04/28/22 §	2,211,629	2,063,923
HCA Inc 4.522% (USD LIBOR + 2.000%) due 03/13/25 §	974,362	957,137
Jaguar Holding Co II 5.022% (USD LIBOR + 2.500%) due 08/18/22 §	1,671,967	1,592,316
MPH Acquisition Holdings LLC Term B 5.553% (USD LIBOR + 2.750%) due 06/07/23 §	1,945,532	1,839,987
Post Holdings Inc Series A 4.510% (USD LIBOR + 2.000%) due 05/24/24 §	762,200	738,382
Prime Security Services Borrower LLC 5.272% (USD LIBOR + 2.750%) due 05/02/22 §	1,416,347	1,361,464
RegionalCare Hospital Partners Holdings Inc Term B 7.129% (USD LIBOR + 4.500%) due 11/16/25 § µ	1,400,000	1,328,834
ServiceMaster Co Term B 5.022% (USD LIBOR + 2.500%) due 11/08/23 §	341,342	334,942
Trans Union LLC Term B3 4.522% (USD LIBOR + 2.000%) due 04/10/23 §	982,436	948,788

		22,116,763

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Financial - 0.1%

MGM Growth Properties Operating Partnership LP Term B 4.522% (USD LIBOR + 2.000%) due 03/21/25 §	$1,475,973	$1,414,167
RPI Finance Trust Term B6 4.522% (USD LIBOR + 2.000%) due 03/27/23 §	607,131	589,422
VICI Properties 1 LLC Term B 4.504% (USD LIBOR + 2.000%) due 12/20/24 §	571,364	548,938

		2,552,527

Industrial - 0.2%

Avolon SARL Term B3 4.470% (USD LIBOR + 2.000%) due 01/15/25 §	395,107	381,368
Berry Global Inc Term Q 4.387% (USD LIBOR + 2.000%) due 10/01/22 §	1,542,538	1,504,938
Quikrete Holdings Inc 5.272% (USD LIBOR + 2.750%) due 11/15/23 §	1,267,499	1,209,669
Reynolds Group Holdings Inc 5.272% (USD LIBOR + 2.750%) due 02/05/23 §	1,212,596	1,161,061
XPO Logistics Inc Term B 4.509% (USD LIBOR + 2.000%) due 02/24/25 §	1,248,916	1,200,520

		5,457,556

Technology - 0.2%

Dell International LLC Term B 4.530% (USD LIBOR + 2.000%) due 09/07/23 §	1,654,628	1,593,383
First Data Corp 4.504% (USD LIBOR + 2.000%) due 04/26/24 §	1,399,364	1,340,766
MA Finance Co LLC Term B3 5.022% (USD LIBOR + 2.500%) due 06/21/24 §	71,814	67,146
ON Semiconductor Corp Term B 4.272% (USD LIBOR + 1.750%) due 03/31/23 §	1,010,631	978,101
Seattle Spinco Inc Term B3 5.022% (USD LIBOR + 2.500%) due 06/21/24 §	484,978	453,455
Western Digital Corp Term B4 4.256% (USD LIBOR + 1.750%) due 04/29/23 §	2,649,991	2,535,159

		6,968,010

Utilities - 0.0%

TEX Operations Co LLC 4.522% (USD LIBOR + 2.000%) due 08/04/23 § µ	308,424	297,013
Vistra Energy Corp Term B3 4.473% (USD LIBOR + 2.000%) due 12/31/25 § µ	149,624	144,088
Vistra Operations Co LLC Term B2 5.091% (USD LIBOR + 2.250%) due 12/14/23 § µ	119,695	115,804

		556,905

Total Senior Loan Notes (Cost $83,001,897)		77,510,748

	Principal Amount	Value
MORTGAGE-BACKED SECURITIES - 40.6%

Collateralized Mortgage Obligations - Commercial - 4.1%

Banc of America Commercial Mortgage Trust 5.672% due 04/10/49 §	$1,070,833	$658,119
BBCCRE Trust 4.563% due 08/10/33 § ~	9,930,000	8,905,929
BX Commercial Mortgage Trust 5.455% (USD LIBOR + 3.000%) due 11/15/35 § ~	12,371,539	12,276,039
CD Commercial Mortgage Trust 5.398% due 12/11/49 §	35,803	26,282
CD Mortgage Trust (IO) 1.320% due 05/10/50 §	32,098,550	2,496,500
CGRBS Commercial Mortgage Trust 3.369% due 03/13/35 ~	160,000	161,843
Cold Storage Trust 3.705% (USD LIBOR + 1.250%) due 04/15/36 § ~	7,270,000	7,137,417
Commercial Mortgage Trust 4.300% due 10/10/46	510,000	525,385
4.762% due 10/10/46 §	450,000	465,175
4.832% due 08/15/45 § ~	2,390,000	2,284,628
5.085% due 10/10/46 §	220,000	222,836
Commercial Mortgage Trust (IO) 1.872% due 10/15/45 §	25,946,365	1,488,712
Credit Suisse Commercial Mortgage Trust 5.373% due 12/15/39	3,165,011	2,154,969
5.869% due 09/15/40 §	667,748	647,652
6.482% due 06/15/38 §	250,459	139,998
Credit Suisse Mortgage Trust 3.881% due 11/15/37 ~	752,630	768,593
3.953% due 09/15/37 ~	1,800,000	1,824,061
4.373% due 09/15/37 ~	1,700,000	1,530,083
8.075% (USD LIBOR + 5.620%) due 07/15/32 § ~	7,500,000	7,373,550
Fannie Mae - Aces (IO) 0.364% due 10/25/24 §	107,557,235	1,911,980
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 0.711% due 01/25/24 §	91,459,213	2,861,987
1.034% due 04/25/20 §	14,154,522	142,505
1.492% due 10/25/21 §	1,252,466	43,926
1.574% due 07/25/21 §	6,078,380	203,857
Freddie Mac Structured Pass-Through Certificates 3.089% due 11/25/27	500,000	484,928
FREMF Mortgage Trust (IO) 0.200% due 05/25/45 ~	56,970,849	317,692
GE Commercial Mortgage Corp Trust 5.677% due 12/10/49 §	6,530,000	1,714,125
GMAC Commercial Mortgage Securities Inc Trust 5.349% due 11/10/45 §	265,757	246,462
Government National Mortgage Association 3.365% due 03/16/57 §	3,732,254	3,725,797
Government National Mortgage Association (IO) 0.414% due 01/16/53 §	76,410,340	2,212,866
0.763% due 11/16/55 §	32,396,397	1,419,111
GS Mortgage Securities Corp II 3.755% (USD LIBOR + 1.300%) due 09/15/31 § ~	8,570,000	8,586,069
3.777% due 05/10/50 §	3,880,000	3,924,969
4.013% due 05/10/50 §	550,000	551,087
GS Mortgage Securities Trust 4.324% due 02/10/48 §	2,680,000	2,598,604
5.161% due 11/10/46 §	1,070,000	1,133,002

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
5.622% due 11/10/39	$1,590,957	$1,373,616
5.780% due 08/10/45 §	411,862	419,249
JP Morgan Chase Commercial Mortgage Securities Trust 5.438% due 01/15/49 ~	10,060,000	2,166,683
5.502% due 06/12/47 §	6,325,000	5,229,425
5.503% due 01/15/49 §	6,140,000	1,322,344
5.818% due 02/12/49 §	1,387,925	1,039,256
6.206% due 02/15/51 §	38,746	36,090
JPMBB Commercial Mortgage Securities Trust 4.617% due 08/15/48 §	2,470,000	2,524,991
4.891% due 01/15/47 §	510,000	528,834
LSTAR Commercial Mortgage Trust 2.729% due 04/20/48 § ~	4,836,611	4,793,041
Magnolia Finance X Ltd (Ireland)
3.242% (GBP LIBOR + 2.483%) due 03/12/20 § ~ ±	GBP 6,395,026	7,947,321
4.509% (GBP LIBOR + 3.750%) due 03/12/20 § ~ ±	2,105,915	2,617,094
ML-CFC Commercial Mortgage Trust
5.450% due 08/12/48 § ~	$150,423	110,939
5.450% due 08/12/48 §	1,191,348	878,634
6.086% due 09/12/49 §	1,729,562	1,341,416
Morgan Stanley Capital I Trust 5.438% due 03/15/44	105,226	105,780
Rosslyn Portfolio Trust 3.405% (USD LIBOR + 0.950%) due 06/15/33 § ~	3,490,000	3,479,126
Waterfall Commercial Mortgage Trust 4.104% due 09/14/22 § ~	3,558,195	3,576,807
WFRBS Commercial Mortgage Trust
3.979% due 06/15/46 § ~	1,120,000	1,019,136
4.204% due 11/15/47 §	3,830,000	3,716,920
4.723% due 03/15/47 §	340,000	351,704
WFRBS Commercial Mortgage Trust (IO)
1.083% due 03/15/47 §	10,023,326	397,863
1.405% due 06/15/45 § ~	2,746,939	99,861

		128,242,868

Collateralized Mortgage Obligations - Residential - 11.7%

Adjustable Rate Mortgage Trust
3.006% (USD LIBOR + 0.500%) due 03/25/36 §	468,152	226,169
3.877% due 10/25/35 §	3,628,997	3,312,463
Alternative Loan Trust
6.000% due 03/25/27	82,701	84,735
6.000% due 05/25/36	3,670,096	2,813,468
6.500% due 09/25/34	78,240	76,335
6.500% due 09/25/36	1,842,631	1,561,951
11.426% (16.940% - USD LIBOR) due 06/25/35 §	4,380,390	4,962,317
18.575% (28.600% - USD LIBOR) due 07/25/36 §	1,248,746	1,814,296
BCAP LLC Trust 2.715% due 03/28/37 § ~	5,844,375	5,691,264
Chevy Chase Funding LLC Mortgage-Backed Certificates 2.686% (USD LIBOR + 0.180%) due 08/25/47 § ~	429,128	368,577
Citigroup Mortgage Loan Trust
4.191% due 04/25/37 §	821,581	765,987
6.500% due 10/25/36 ~	1,966,615	1,553,730
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 07/25/35	1,243,411	1,168,337
5.750% due 02/25/37	5,390,948	4,323,442
Credit Suisse Mortgage Trust
3.500% due 02/25/48 § ~	33,096,453	32,121,108
4.151% due 01/27/36 § ~	12,535,054	11,447,433

	Principal Amount	Value
Fannie Mae
2.856% (USD LIBOR + 0.350%) due 05/25/34 §	$472,879	$473,382
4.000% due 04/25/40 - 07/25/40	28,102,113	28,826,375
5.500% due 04/25/42	3,401,103	3,702,630
6.000% due 05/25/42	1,164,792	1,254,751
6.500% due 06/25/39 - 07/25/42	2,573,730	2,904,943
7.000% due 05/25/42	478,865	556,795
Fannie Mae (IO)
1.342% due 08/25/55 §	1,358,382	65,018
1.390% due 10/25/35 §	423,834	34,529
1.588% due 04/25/36	278,668	17,336
1.692% due 08/25/44 §	3,885,950	205,754
2.375% due 12/25/36 §	1,948,214	158,709
2.395% due 07/25/36 §	372,681	35,680
3.000% due 11/25/26 - 09/25/32	9,284,882	767,907
3.500% due 07/25/28 - 11/25/41	3,752,226	570,623
3.644% (6.150% - USD LIBOR) due 09/25/41 - 08/25/45 §	11,882,677	1,800,710
3.974% (6.480% - USD LIBOR) due 04/25/40 §	672,706	113,393
4.000% due 11/25/41	3,324,321	698,742
4.094% (6.600% - USD LIBOR) due 07/25/42 §	563,517	94,887
4.144% (6.650% - USD LIBOR) due 02/25/41 - 03/25/42 §	2,076,718	246,759
4.500% due 11/25/39	418,357	92,830
5.000% due 01/25/38 - 01/25/39	950,410	192,875
5.000% due 01/25/39 §	249,458	57,633
5.500% due 01/25/39 §	233,643	44,967
6.000% due 01/25/38 - 07/25/38	999,426	217,474
Fannie Mae (PO)
0.417% due 03/25/42	136,631	124,041
0.534% due 03/25/42	81,979	72,435
Fannie Mae Connecticut Avenue Securities
7.506% (USD LIBOR + 5.000%) due 11/25/24 §	4,569,726	5,049,524
7.756% (USD LIBOR + 5.250%) due 10/25/23 §	2,582,840	2,892,180
Flagstar Mortgage Trust 3.500% due 04/25/48 § ~	13,169,410	12,952,101
Freddie Mac
3.000% due 08/15/48	4,718,432	4,596,123
3.455% (USD LIBOR + 1.000%) due 02/15/32 §	68,524	70,205
3.500% due 10/15/37	2,700,000	2,697,075
4.000% due 12/15/39	6,888,253	7,096,190
5.000% due 02/15/30 - 03/15/35	11,091,132	11,749,729
6.000% due 05/15/36	2,110,310	2,351,114
Freddie Mac (IO)
0.250% due 01/15/38 §	119,562	862
1.653% due 04/15/41 §	2,037,275	100,026
3.000% due 12/15/31	994,351	92,459
3.495% (5.950% - USD LIBOR) due 10/15/41 §	1,815,380	269,548
3.500% due 06/15/27 - 04/15/43	5,649,786	642,305
3.545% (6.000% - USD LIBOR) due 05/15/44 §	7,189,201	1,134,674
3.575% (6.030% - USD LIBOR) due 09/15/37 §	1,349,209	171,801
3.595% (6.050% - USD LIBOR) due 08/15/39 §	1,301,164	150,176
3.745% (6.200% - USD LIBOR) due 05/15/39 §	1,003,288	89,387
3.775% (6.230% - USD LIBOR) due 01/15/40 §	269,148	36,354
3.795% (6.250% - USD LIBOR) due 09/15/42 §	1,153,348	162,347
3.835% (6.290% - USD LIBOR) due 11/15/36 §	496,283	67,837
4.000% due 04/15/43	833,094	111,845

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Freddie Mac Structured Agency Credit Risk Debt Notes
5.756% (USD LIBOR + 3.250%) due 07/25/29 §	$17,670,000	$18,608,788
7.006% (USD LIBOR + 4.500%) due 02/25/24 §	3,590,000	4,029,222
7.456% (USD LIBOR + 4.950%) due 07/25/29 §	4,410,000	4,846,399
11.856% (USD LIBOR + 9.350%) due 04/25/28 §	2,867,595	3,581,665
Government National Mortgage Association
2.614% (USD LIBOR + 0.300%) due 02/20/68 - 07/20/68 §	7,197,857	7,178,314
2.664% (USD LIBOR + 0.350%) due 08/20/58 §	14,915,382	14,902,663
2.750% due 03/20/48	1,925,288	1,894,231
2.814% (USD LIBOR + 0.500%) due 03/20/61 §	2,152,453	2,157,693
3.322% (USD LIBOR + 1.000%) due 05/20/60 §	484,626	491,131
4.500% due 10/20/39	6,643,604	6,850,226
5.000% due 07/20/39	3,000,000	3,145,200
Government National Mortgage Association (IO) 0.658% due 11/20/42 §	338,482	11,058
3.130% (5.600% - USD LIBOR) due 08/20/44 §	1,995,591	237,716
3.500% due 04/20/27 - 05/20/43	4,280,537	410,275
3.645% (6.100% - USD LIBOR) due 08/16/42 §	1,078,361	169,448
3.695% (6.150% - USD LIBOR) due 06/16/43 §	2,001,406	215,238
3.745% (6.200% - USD LIBOR) due 10/16/42 §	1,489,743	252,418
4.000% due 04/16/45	1,665,315	330,098
4.010% (6.480% - USD LIBOR) due 04/20/40 §	177,150	26,861
4.030% (6.500% - USD LIBOR) due 03/20/39 §	165,375	5,019
4.080% (6.550% - USD LIBOR) due 06/20/40 §	2,712,154	403,576
4.145% (6.600% - USD LIBOR) due 04/16/42 §	2,805,231	559,757
4.180% (6.650% - USD LIBOR) due 01/20/40 §	219,076	18,972
5.000% due 10/20/44	8,544,241	1,841,764
GSMSC Resecuritization Trust 2.925% (USD LIBOR + 0.610%) due 11/26/37 § ~	13,880,000	12,049,950
Impac CMB Trust 3.026% (USD LIBOR + 0.520%) due 11/25/35 §	2,712,754	2,446,838
IndyMac INDX Mortgage Loan Trust 2.766% (USD LIBOR + 0.260%) due 06/25/35 §	1,681,644	1,602,905
JP Morgan Mortgage Trust 3.500% due 09/25/48 § ~	17,029,020	16,892,578
3.500% due 10/25/48 § ~	28,132,678	27,694,613
4.604% due 08/25/35 §	898,514	903,181
Lehman Mortgage Trust 3.256% (USD LIBOR + 0.750%) due 12/25/35 §	4,832,704	3,739,475
6.000% due 05/25/37	1,093,272	1,087,177
MASTR Adjustable Rate Mortgages Trust 4.670% due 04/21/34 §	937,485	963,911
MASTR Reperforming Loan Trust 7.000% due 08/25/34 ~	1,412,292	1,411,347
Merrill Lynch Mortgage Investors Trust 3.977% due 06/25/35 §	1,633,792	1,627,318

	Principal Amount	Value
Morgan Stanley Mortgage Loan Trust 4.065% due 07/25/35 §	$1,121,919	$1,032,575
4.246% due 07/25/34 §	308,110	301,176
Morgan Stanley Resecuritization Trust 2.763% (US FED + 0.710%) due 12/27/46 § ~	26,197,343	19,903,290
2.823% (US FED + 0.770%) due 04/26/47 § ~	4,379,000	4,280,552
NAAC Reperforming Loan REMIC Trust Certificates 6.500% due 02/25/35 ~	1,870,890	1,860,205
New Residential Mortgage Loan Trust 4.000% due 05/25/57 § ~	6,243,510	6,312,235
Nomura Resecuritization Trust 3.053% (US FED + 1.000%) due 08/26/46 § ~	5,767,973	4,208,740
RAAC Trust 6.000% due 09/25/34	21,608	21,525
Residential Asset Securitization Trust 3.006% (USD LIBOR + 0.500%) due 07/25/36 §	519,525	447,381
6.000% due 08/25/36	1,222,022	1,068,929
Structured Adjustable Rate Mortgage Loan Trust 3.947% due 05/25/36 §	2,153,538	1,835,843
4.104% due 08/25/36 §	5,667,418	4,968,906
WaMu Mortgage Pass-Through Certificates Trust 3.319% due 10/25/36 §	1,079,226	995,119
3.898% due 07/25/37 §	2,955,464	2,724,976
4.331% due 09/25/33 §	154,533	158,817
Washington Mutual Mortgage Pass-Through Certificates Trust 2.857% (US FED + 0.700%) due 01/25/47 §	6,055,261	4,947,835
6.000% due 07/25/36	624,933	510,067
Wells Fargo Mortgage Loan Trust 3.148% due 08/27/35 ~	166,771	166,870
Wells Fargo Mortgage-Backed Securities Trust 6.000% due 08/25/37	674,267	657,234

		367,095,952

Fannie Mae - 9.9%

2.500% due 01/01/28 - 02/01/28	1,930,800	1,905,674
2.810% due 04/01/25	120,000	119,061
3.000% due 12/01/37 - 11/01/48	63,447,827	62,145,058
3.000% due 01/01/49	7,150,000	6,977,627
3.500% due 01/01/34	20,700,000	20,954,105
3.500% due 09/01/42 - 03/01/57	52,189,948	52,274,526
3.540% due 01/01/29 ±	7,880,000	7,956,729
3.660% due 02/01/28 ±	3,400,000	3,461,589
3.790% due 01/01/29 ±	500,000	513,206
3.820% due 01/01/29 ±	490,000	504,555
4.000% due 10/01/42 - 06/01/57	38,400,510	39,436,490
due 01/01/49	5,350,000	5,455,856
4.500% due 04/01/23 - 09/01/57	52,174,674	54,494,358
due 01/01/49	22,500,000	23,313,310
5.000% due 07/01/33 - 11/01/48	21,401,972	22,605,653
due 01/01/49	1,300,000	1,362,326
5.500% due 04/01/37 - 11/01/38	1,660,418	1,786,603
6.000% due 04/01/33 - 08/01/37	476,341	519,981
6.500% due 05/01/40	2,098,904	2,386,170
7.000% due 02/01/39	1,030,468	1,172,799

		309,345,676

Freddie Mac - 6.7%

3.000% due 02/01/38 - 09/01/47	23,188,202	22,667,779
3.500% due 10/01/42 - 03/01/45	14,033,482	14,119,269
4.000% due 10/01/25 - 09/01/48	108,059,596	110,310,974
due 01/01/49 µ	13,800,000	14,069,204

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
4.500% due 07/01/23 - 05/01/47	$18,748,609	$19,632,936
5.000% due 12/01/35 - 01/01/49	21,145,437	22,265,505
due 01/01/49 µ	500,000	523,482
5.500% due 08/01/37 - 12/01/38	1,473,750	1,589,505
6.000% due 10/01/36 - 11/01/39	3,761,076	4,109,231
6.500% due 09/01/39	666,415	751,016
7.000% due 03/01/39	298,533	338,807

		210,377,708

Government National Mortgage Association - 8.2%

2.887% (USD LIBOR + 0.626%) due 08/20/60 §	712,672	721,933
3.000% due 09/20/47 - 02/20/48	56,155,267	55,285,716
3.500% due 06/20/44 - 06/15/48	10,421,778	10,511,150
due 01/01/49 µ	1,600,000	1,611,036
4.000% due 08/20/47	15,978,351	16,381,565
4.500% due 01/20/40 - 09/20/48	32,920,152	34,268,411
due 01/01/49 µ	59,060,000	61,123,023
5.000% due 01/15/40 - 11/20/48	21,535,649	22,594,146
due 01/01/49 - 02/01/49 µ	43,900,000	45,675,782
due 01/20/49 µ #	800,000	833,982
5.500% due 06/15/36	400,223	433,527
6.000% due 06/20/35 - 03/20/42	5,183,038	5,607,293
6.500% due 10/20/37	606,170	698,043

		255,745,607

Total Mortgage-Backed Securities (Cost $1,279,714,498)		1,270,807,811

ASSET-BACKED SECURITIES - 2.8%

Asset-Backed Pass-Through Certificates 3.196% (USD LIBOR + 0.690%) due 04/25/34 §	506,442	508,072
Bear Stearns Asset-Backed Securities Trust 3.455% (USD LIBOR + 1.140%) due 09/25/34 §	32,127	32,217
Citigroup Mortgage Loan Trust 2.576% (USD LIBOR + 0.070%) due 05/25/37 §	227,347	167,111
Citigroup Mortgage Loan Trust Inc 2.656% (USD LIBOR + 0.150%) due 08/25/36 §	5,264	5,276
Community Funding Ltd CLO (Cayman) 5.750% due 11/01/27 § ~	9,038,941	9,027,679
Credit Suisse Mortgage Trust 3.096% due 07/25/57 § ~	9,880,000	9,479,188
5.687% (USD LIBOR + 3.231%) due 08/15/20 § ~	9,100,000	9,111,002
Credit-Based Asset Servicing & Securitization LLC 3.286% (USD LIBOR + 0.780%) due 07/25/33 §	823,833	780,306
Ford Credit Floorplan Master 2018 4 A 4.060% due 11/15/30	7,130,000	7,136,307
Hertz Vehicle Financing II LP
3.290% due 02/25/24 ~	3,850,000	3,820,293
3.560% due 10/25/21 ~	9,620,000	9,603,785
5.330% due 09/25/21 ~	10,344,000	10,319,072
Manufactured Housing Contract Trust Pass-Through Certificates 4.940% (Auction Rate + 0.000%) due 02/20/32 §	175,000	176,018
Origen Manufactured Housing Contract Trust
4.043% due 10/15/37 §	7,647,417	7,489,697
4.755% due 04/15/37 §	5,070,657	4,844,782
RAMP Trust 2.776% (USD LIBOR + 0.270%) due 10/25/36 §	3,503,234	3,461,132
SBA Small Business Investment Cos 3.548% due 09/11/28	1,300,000	1,339,587

	Principal Amount	Value
SLM Student Loan EDC Repackaging Trust 3.500% due 10/28/29 ~	$1,744,712	$1,717,096
SLM Student Loan Trust 3.538% (USD LIBOR + 0.750%) due 03/15/33 § ~	3,277,779	3,236,599
	Shares

SoFi Professional Loan Program LLC due 08/25/36 ~	13	2,787,995

	Principal Amount

Structured Asset Investment Loan Trust 3.506% (USD LIBOR + 1.000%) due 10/25/33 §	$1,512,641	1,499,244

Total Asset-Backed Securities (Cost $86,645,142)		86,542,458

U.S. GOVERNMENT AGENCY ISSUES - 1.4%

Fannie Mae
2.832% due 10/09/19	22,680,000	22,195,831
6.625% due 11/15/30	15,850,000	21,279,101

Total U.S. Government Agency Issues (Cost $43,017,308)		43,474,932

U.S. TREASURY OBLIGATIONS - 8.0%

U.S. Treasury Bonds - 5.3%

2.875% due 08/15/45	920,000	897,990
3.000% due 05/15/47	1,250,000	1,247,230
3.000% due 02/15/48	720,000	717,639
3.000% due 08/15/48	55,687,000	55,535,946
3.125% due 05/15/48	21,630,000	22,084,985
3.375% due 11/15/48	6,890,000	7,382,104
3.750% due 11/15/43	69,100,000	78,198,299

		166,064,193

U.S. Treasury Inflation Protected Securities - 1.7%

0.625% due 04/15/23 ^	38,501,895	37,879,268
0.750% due 02/15/42 ^	7,475,521	6,800,710
2.125% due 02/15/40 ^	5,136,037	6,050,746
2.125% due 02/15/41 ^	2,990,699	3,540,012

		54,270,736

U.S. Treasury Notes - 1.0%

1.875% due 08/31/22	330,000	323,018
2.250% due 12/31/24	1,690,000	1,661,034
2.750% due 08/31/25	1,320,000	1,333,675
2.875% due 10/15/21 ‡	26,570,000	26,852,036
2.875% due 08/15/28	720,000	731,787

		30,901,550

Total U.S. Treasury Obligations (Cost $253,286,794)		251,236,479

FOREIGN GOVERNMENT BONDS & NOTES - 8.1%

Abu Dhabi Government (United Arab Emirates) 2.500% due 10/11/22 ~	4,960,000	4,823,947
Argentina POM Politica Monetaria (Argentina) 59.257% (ARS Reference + 0.000%) due 06/21/20 §	ARS 14,990,000	431,627
Argentine Bonos del Tesoro (Argentina) 18.200% due 10/03/21	142,410,000	2,913,661

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Argentine Republic Government (Argentina)
2.500% due 12/31/38 §	$9,140,000	$5,043,086
5.625% due 01/26/22	10,150,000	8,602,125
5.875% due 01/11/28	280,000	202,300
7.125% due 07/06/36	1,240,000	893,575
7.500% due 04/22/26	2,600,000	2,091,375
7.625% due 04/22/46	1,850,000	1,348,419
Brazil Notas do Tesouro Nacional ‘F’ (Brazil)
10.000% due 01/01/21	BRL 58,211,000	15,717,038
10.000% due 01/01/23	34,999,000	9,464,951
10.000% due 01/01/27	6,493,000	1,754,535
Brazilian Government (Brazil)
2.625% due 01/05/23	$660,000	622,387
4.625% due 01/13/28	2,620,000	2,523,741
5.000% due 01/27/45	5,370,000	4,707,530
5.625% due 01/07/41	4,690,000	4,519,988
5.625% due 02/21/47	7,120,000	6,740,041
China Government (China)
3.310% due 11/30/25 ~	CNY 77,500,000	11,002,862
3.380% due 11/21/24 ~	17,000,000	2,427,471
3.390% due 05/21/25 ~	20,500,000	2,922,497
Colombia Government (Colombia) 5.625% due 02/26/44	$3,130,000	3,234,855
Ecuador Government (Ecuador) 7.875% due 01/23/28 ~	2,470,000	2,017,681
Egypt Government (Egypt) 5.577% due 02/21/23 ~	2,640,000	2,508,913
Indonesia Government (Indonesia)
3.500% due 01/11/28	530,000	491,471
3.750% due 04/25/22 ~	1,490,000	1,477,822
3.850% due 07/18/27 ~	1,190,000	1,132,650
4.350% due 01/11/48	1,460,000	1,336,078
4.750% due 07/18/47 ~	400,000	377,050
4.875% due 05/05/21 ~	6,730,000	6,887,220
5.125% due 01/15/45 ~	2,540,000	2,509,921
5.250% due 01/08/47 ~	2,930,000	2,947,984
5.375% due 10/17/23 ~	400,000	418,448
5.875% due 03/13/20 ~	260,000	267,663
5.875% due 01/15/24 ~	973,000	1,038,903
Japanese Government CPI Linked (Japan) 0.100% due 03/10/26 ^	JPY 1,907,946,554	17,990,628
Kenya Government (Kenya)
6.875% due 06/24/24 ~	$1,760,000	1,658,756
7.250% due 02/28/28 ~	1,210,000	1,084,792
Kuwait Government (Kuwait) 3.500% due 03/20/27 ~	3,850,000	3,839,112
Mexican Bonos (Mexico)
6.500% due 06/09/22	MXN 311,561,300	14,894,633
7.750% due 11/23/34	171,270,000	7,912,492
7.750% due 11/13/42	502,047,500	22,583,228
8.000% due 11/07/47	602,530,000	27,719,983
10.000% due 12/05/24	109,240,000	5,909,608
Mexico Government (Mexico) 4.600% due 02/10/48	$1,250,000	1,113,281
Nigeria Government (Nigeria)
6.500% due 11/28/27 ~	1,440,000	1,277,597
7.143% due 02/23/30 ~	1,540,000	1,366,812
Peruvian Government (Peru)
5.625% due 11/18/50	1,660,000	1,952,990
6.550% due 03/14/37	850,000	1,077,375
Provincia de Buenos Aires (Argentina)
6.500% due 02/15/23 ~	2,060,000	1,668,600
7.875% due 06/15/27 ~	1,770,000	1,283,268
Republic of Poland Government (Poland) 4.000% due 01/22/24	7,420,000	7,607,207
Russian Federal (Russia)
7.000% due 01/25/23	RUB 198,150,000	2,730,474
7.000% due 08/16/23	234,570,000	3,206,648
7.050% due 01/19/28	328,663,000	4,292,313
8.150% due 02/03/27	458,179,000	6,447,386

Total Foreign Government Bonds & Notes (Cost $298,224,886)		253,016,998

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 1.8%

Foreign Government Issue - 0.0%

Argentina Treasury Bills (Argentina) (15.026%) due 03/29/19	ARS 31,461,000	$941,909

Repurchase Agreements - 1.6%

Deutsche Bank Securities Inc 2.930% due 01/02/19 (Dated 12/31/18, repurchase price of $14,302,328; collateralized by U.S. Treasury Inflation Index Notes: 0.125% due 04/15/19 and value $14,611,292)	$14,300,000	14,300,000
Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $11,376,182; collateralized by U.S. Treasury Inflation Index Notes: 0.625% due 01/15/26 and value $11,604,959)	11,375,866	11,375,866
The Golden Sachs Group Inc 2.930% due 01/02/19 (Dated 12/31/18, repurchase price of $24,704,021; collateralized by U.S. Treasury Notes: 3.000% due 11/15/45 and value $25,185,103)	24,700,000	24,700,000

		50,375,866

U.S. Treasury Bills - 0.2%

2.224% due 02/21/19	6,130,000	6,109,582

Total Short-Term Investments (Cost $57,335,562)		57,427,357

TOTAL INVESTMENTS - 103.1% (Cost $3,317,788,397)		3,230,203,353

DERIVATIVES - 0.6%
(See Notes (c) through (g) in Notes to Schedule of Investments)		17,199,289

OTHER ASSETS & LIABILITIES, NET - (3.7%)		(114,915,485)

NET ASSETS - 100.0%		$3,132,487,157

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	40.6%
Corporate Bonds & Notes	37.8%
Foreign Government Bonds & Notes	8.1%
U.S. Treasury Obligations	8.0%
Others (each less than 3.0%)	8.6%

	103.1%
Derivatives	0.6%
Other Assets & Liabilities, Net	(3.7%	)

	100.0%

(b)

As of December 31, 2018, an investment with a value of $19,690,811 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(c)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
AUD FX	03/19	135	$9,746,131	$9,520,200	($225,931)
CAD FX	03/19	1,390	103,977,160	102,178,900	(1,798,260)
CHF FX	03/19	51	6,484,520	6,530,550	46,030
EUR FX	03/19	783	112,154,188	112,774,512	620,324
Euro-Bobl	03/19	52	7,879,438	7,895,407	15,969
Euro-BTP	03/19	492	67,241,597	72,053,264	4,811,667
Euro-Bund	02/19	2,904	580,181,312	580,153,579	(27,733)
Eurodollar	12/19	5,891	1,428,921,383	1,433,722,125	4,800,742
Eurodollar	03/20	71	17,340,991	17,296,488	(44,503)
Eurodollar	06/20	1,634	397,376,379	398,307,925	931,546
Eurodollar	03/21	659	160,743,086	160,730,100	(12,986)
GBP FX	03/19	178	14,000,626	14,228,875	228,249
JPY FX	03/19	26	2,894,353	2,980,575	86,222
MXN FX	03/19	3,292	80,894,543	82,727,960	1,833,417
U.S. Treasury 2-Year Notes	03/19	910	191,895,981	193,204,375	1,308,394
U.S. Treasury 5-Year Notes	03/19	11,812	1,334,039,498	1,354,688,750	20,649,252
U.S. Treasury Long Bonds	03/19	983	140,563,648	143,518,000	2,954,352
U.S. Treasury Ultra Long Bonds	03/19	1,610	247,703,175	258,656,563	10,953,388

					47,130,139

Short Futures Outstanding
Australia Treasury 10-Year Bonds	03/19	55	5,089,006	5,139,727	(50,721)
Euro-Bund	03/19	2,822	521,709,050	528,774,793	(7,065,743)
Euro-Buxl	03/19	105	21,425,947	21,729,257	(303,310)
Euro-OAT	03/19	20	3,434,930	3,455,581	(20,651)
Japan 10-Year Bonds	03/19	71	98,345,543	98,773,596	(428,053)
Long Gilt	03/19	18	2,800,825	2,825,864	(25,039)
U.S. Treasury 10-Year Notes	03/19	4,399	527,449,258	536,746,735	(9,297,477)
U.S. Treasury Ultra 10-Year Notes	03/19	681	85,732,510	88,583,203	(2,850,693)

					(20,041,687)

Total Futures Contracts					$27,088,452

(d)	Forward foreign currency contracts outstanding as of December 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
ARS	103,376,000	USD	2,297,019	03/19	CIT	$175,891	$-
ARS	54,854,000	USD	1,166,749	03/19	JPM	145,442	-
BRL	49,631,500	USD	13,130,022	01/19	BRC	-	(337,488)
BRL	140,429,000	USD	37,219,755	01/19	JPM	-	(1,024,139)
CAD	3,178,824	USD	2,452,512	01/19	CIT	-	(123,070)
CNY	613,819	USD	88,364	01/19	BRC	1,063	-
COP	15,454,263,800	USD	4,985,133	01/19	BRC	-	(229,994)
EUR	24,663,585	USD	28,210,197	01/19	CIT	83,290	-
GBP	985,250	USD	1,307,988	01/19	CIT	-	(51,258)
IDR	386,119,770,000	USD	25,355,908	01/19	BRC	1,399,623	-
IDR	85,511,680,000	USD	5,510,838	01/19	CIT	414,552	-
IDR	170,882,530,000	USD	11,636,536	01/19	GSC	204,486	-
IDR	237,527,205,000	USD	16,200,191	01/19	JPM	258,864	-
INR	609,400,000	USD	8,176,244	01/19	BRC	577,717	-
MXN	792,896,192	USD	39,158,187	01/19	CIT	1,102,660	-
RUB	2,045,276,815	USD	30,977,778	01/19	CIT	-	(1,659,398)
TWD	7,635,300	USD	247,642	01/19	BRC	2,388	-
USD	18,778	AUD	26,008	01/19	CIT	453	-
USD	16,436,849	AUD	23,145,113	01/19	GSC	129,455	-
USD	2,153,114	BRL	8,097,000	01/19	CIT	66,110	-
USD	17,187,192	CNH	119,846,290	01/19	BRC	-	(261,909)
USD	5,277,199	COP	16,858,013,000	01/19	JPM	90,139	-
USD	4,224,549	EUR	3,700,000	01/19	CIT	-	(20,004)
USD	67,297,593	EUR	57,730,000	01/19	CIT	1,071,089	-
USD	114,034,159	EUR	97,523,316	01/19	JPM	2,157,696	-
USD	7,467,980	JPY	830,144,208	01/19	CIT	-	(112,664)
USD	12,040,000	MXN	248,162,942	01/19	BRC	-	(560,956)
USD	38,199,165	MXN	728,629,969	01/19	CIT	1,201,559	-
USD	30,868,374	MXN	636,475,000	01/19	JPM	-	(1,449,883)
USD	35,220,000	MXN	724,862,820	02/19	CIT	-	(1,428,133)
USD	35,664,584	PHP	1,957,843,000	01/19	BRC	-	(1,607,501)
ZAR	107,540,000	USD	7,182,501	01/19	CIT	279,018	-

Total Forward Foreign Currency Contracts						$9,361,495	($8,866,397)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(e)	Purchased options outstanding as of December 31, 2018 were as follows:

Credit Default Swaptions – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - CDX IG31 5Y	0.800%	02/20/19	BNP	$31,590,000	$63,275	$36,739
Call - CDX IG31 5Y	0.900%	03/20/19	BOA	30,900,000	83,430	117,905

					$146,705	$154,644

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - EUR versus USD	$1.14	11/04/19	CIT	$57,308,478	$1,079,978	$954,129

Put - CAD versus USD	CAD 1.29	01/11/19	GSC	25,046,000	255,469	25
Put - MXN versus USD	MXN 19.92	02/12/19	CIT	95,350,000	1,513,681	2,086,544

					1,769,150	2,086,569

Total Foreign Currency Options					$2,849,128	$3,040,698

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - AUD FX (01/19)	$73.00	01/04/19	CME	36	$2,628,000	$28,890	$180
Call - AUD FX (01/19)	75.00	01/04/19	CME	24	1,800,000	7,260	120
Call - U.S. Treasury 10-Year Notes (03/19)	130.50	02/22/19	CME	720	93,960,000	12,496	22,500
Call - U.S. Treasury 10-Year Notes (03/19)	133.00	02/22/19	CME	1,276	169,708,000	22,144	19,937
Call - JPY FX (03/19)	89.00	03/08/19	CME	18	2,002,500	30,195	67,500

						100,985	110,237

Put - U.S. Treasury 10-Year Notes (02/19)	117.00	01/25/19	CME	53	6,201,000	26,592	53
Put - U.S. Treasury 10-Year Notes (02/19)	117.50	01/25/19	CME	53	6,227,500	36,529	53
Put - U.S. Treasury 2-Year Notes (03/19)	103.50	02/22/19	CME	600	124,200,000	10,414	600
Put - U.S. Treasury 5-Year Notes (03/19)	103.50	02/22/19	CME	4,225	437,287,500	40,319	4,225
Put - U.S. Treasury 5-Year Notes (03/19)	104.00	02/22/19	CME	7,898	821,392,000	68,950	7,898

						182,804	12,829

Total Options on Futures						$283,789	$123,066

Total Purchased Options						$3,279,622	$3,318,408

(f)	Premiums received and value of written options outstanding as of December 31, 2018 were as follows:

Credit Default Swaptions – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - CDX IG31 5Y	1.000%	02/20/19	BNP	$31,590,000	$63,970	($67,553)
Put - CDX IG31 5Y	1.200%	03/20/19	BOA	30,900,000	80,340	(51,904)

					$144,310	($119,457)

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - MXN versus USD	MXN 19.50	01/30/19	CIT	$15,189,000	$189,255	($140,468)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - EUR FX (01/19)	$1.15	01/04/19	CME	26	$3,737,500	$21,385	($15,925)
Call - U.S. Treasury 5-Year Notes (02/19)	114.00	01/25/19	CME	272	31,008,000	82,405	(212,500)
Call - U.S. Treasury 5-Year Notes (02/19)	114.25	01/25/19	CME	136	15,538,000	29,515	(80,750)
Call - U.S. Treasury 10-Year Notes (02/19)	120.00	01/25/19	CME	299	35,880,000	111,061	(616,688)
Call - U.S. Treasury 10-Year Notes (02/19)	120.50	01/25/19	CME	159	19,159,500	66,303	(255,891)
Call - U.S. Treasury 10-Year Notes (02/19)	121.00	01/25/19	CME	272	32,912,000	96,764	(323,000)
Call - U.S. Treasury 10-Year Notes (02/19)	121.50	01/25/19	CME	53	6,439,500	8,596	(43,062)
Call - U.S. Treasury 10-Year Notes (02/19)	121.75	01/25/19	CME	260	31,655,000	106,910	(170,625)
Call - U.S. Treasury 10-Year Notes (02/19)	122.00	01/25/19	CME	553	67,466,000	173,965	(293,781)
Call - U.S. Treasury 10-Year Notes (02/19)	122.50	01/25/19	CME	1	122,500	264	(328)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 30-Year Bonds (02/19)	$141.00	01/25/19	CME	40	$5,640,000	$28,681	($203,750)
Call - U.S. Treasury 30-Year Bonds (02/19)	144.00	01/25/19	CME	26	3,744,000	27,174	(63,375)
Call - U.S. Treasury 30-Year Bonds (02/19)	145.00	01/25/19	CME	13	1,885,000	11,149	(22,344)
Call - U.S. Treasury 30-Year Bonds (02/19)	146.00	01/25/19	CME	92	13,432,000	55,074	(106,375)
Call - U.S. Treasury 30-Year Bonds (02/19)	146.50	01/25/19	CME	13	1,904,500	13,587	(11,984)
Call - U.S. Treasury 30-Year Bonds (02/19)	148.00	01/25/19	CME	41	6,068,000	23,320	(18,578)
Call - U.S. Treasury 10-Year Notes (03/19)	121.00	02/22/19	CME	79	9,559,000	41,832	(107,391)
Call - U.S. Treasury 10-Year Notes (03/19)	122.00	02/22/19	CME	197	24,034,000	97,237	(150,828)
Call - U.S. Treasury 30-Year Bonds (03/19)	143.00	02/22/19	CME	53	7,579,000	38,408	(191,297)
Call - U.S. Treasury 30-Year Bonds (03/19)	145.00	02/22/19	CME	93	13,485,000	72,230	(207,797)
Call - U.S. Treasury 30-Year Bonds (03/19)	147.00	02/22/19	CME	39	5,733,000	50,104	(48,750)

						1,155,964	(3,145,019)

Put - U.S. Treasury 5-Year Notes (02/19)	113.00	01/25/19	CME	163	18,419,000	29,663	(3,820)
Put - U.S. Treasury 5-Year Notes (02/19)	113.50	01/25/19	CME	83	9,420,500	14,763	(3,242)
Put - U.S. Treasury 10-Year Notes (02/19)	119.00	01/25/19	CME	47	5,593,000	8,294	(1,469)
Put - U.S. Treasury 10-Year Notes (02/19)	119.50	01/25/19	CME	86	10,277,000	17,101	(2,688)
Put - U.S. Treasury 10-Year Notes (02/19)	120.00	01/25/19	CME	192	23,040,000	47,043	(9,000)
Put - U.S. Treasury 10-Year Notes (02/19)	120.50	01/25/19	CME	132	15,906,000	38,444	(12,375)
Put - U.S. Treasury 10-Year Notes (02/19)	120.75	01/25/19	CME	358	43,228,500	109,615	(44,750)
Put - U.S. Treasury 30-Year Bonds (02/19)	140.00	01/25/19	CME	67	9,380,000	37,962	(4,188)
Put - U.S. Treasury 30-Year Bonds (02/19)	142.00	01/25/19	CME	39	5,538,000	27,151	(6,094)
Put - U.S. Treasury 30-Year Bonds (02/19)	142.50	01/25/19	CME	13	1,852,500	5,259	(2,641)
Put - U.S. Treasury 30-Year Bonds (02/19)	143.00	01/25/19	CME	219	31,317,000	103,637	(54,749)
Put - U.S. Treasury 30-Year Bonds (02/19)	144.00	01/25/19	CME	66	9,504,000	46,292	(28,875)
Put - U.S. Treasury 30-Year Bonds (02/19)	144.50	01/25/19	CME	13	1,878,500	15,415	(7,313)
Put - U.S. Treasury 10-Year Notes (03/19)	119.00	02/22/19	CME	242	28,798,000	56,784	(18,906)
Put - U.S. Treasury 10-Year Notes (03/19)	119.50	02/22/19	CME	79	9,440,500	14,660	(8,640)
Put - U.S. Treasury 10-Year Notes (03/19)	120.50	02/22/19	CME	40	4,820,000	17,118	(9,375)

						589,201	(218,125)

Total Options on Futures						$1,745,165	($3,363,144)

Total Written Options						$2,078,730	($3,623,069)

(g)	Swap agreements outstanding as of December 31, 2018 were as follows:

Credit Default Swaps on Credit Indices – Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY29 5Y	Q	5.000%	12/20/22	ICE	$23,900,000	($828,294)	($1,606,611)	$778,317
CDX HY31 5Y	Q	5.000%	12/20/23	ICE	20,850,000	(450,353)	(1,513,478)	1,063,125

						($1,278,647)	($3,120,089)	$1,841,442

Credit Default Swaps on Credit Indices – Sell Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (2)	Value (3)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG31 5Y	Q	1.000%	12/20/23	ICE	$669,613,586	$3,940,230	$9,885,308	($5,945,078)

Total Credit Default Swaps						$2,661,583	$6,765,219	($4,103,636)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Counterparty	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
8.410%	Brazil CETIP Interbank	Z/Z	CIT	01/02/20	BRL 500,890,000	$3,217,175	$150,546	$3,066,629

			Exchange
1.597%	3-Month USD-LIBOR	S/Q	CME	03/29/19	$63,130,000	(317,001)	-	(317,001)
1.705%	3-Month USD-LIBOR	S/Q	CME	09/28/19	36,100,000	(134,703)	-	(134,703)
1.138%	3-Month USD-LIBOR	S/Q	CME	10/17/19	81,360,000	(1,259,487)	-	(1,259,487)
1.671%	3-Month USD-LIBOR	S/Q	CME	06/14/20	99,520,000	(1,534,971)	(28,682)	(1,506,289)
7.351%	28-Day MXN TIIE	L/L	CME	04/05/21	MXN 2,643,000,000	(3,565,368)	(20,591)	(3,544,777)
2.851%	3-Month USD-LIBOR	S/Q	CME	12/18/21	$26,930,000	187,442	-	187,442
3.230%	3-Month USD-LIBOR	S/Q	CME	12/18/21	306,861,000	4,078,781	492,305	3,586,476
7.330%	28-Day MXN TIIE	L/L	CME	04/06/22	MXN 1,812,100,000	(3,351,879)	(43,807)	(3,308,072)
2.850%	3-Month USD-LIBOR	S/Q	CME	08/31/22	$176,879,000	2,998,018	(53,590)	3,051,608
3.000%	3-Month USD-LIBOR	S/Q	CME	02/15/36	57,378,000	1,144,978	33,196	1,111,782

						(1,754,190)	378,831	(2,133,021)

						$1,462,985	$529,377	$933,608

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.271%	6-Month GBP-LIBOR	S/S	CME	10/26/21	GBP 33,298,000	($3,985)	$16,164	($20,149)
1.385%	3-Month GBP-LIBOR	A/A	CME	10/30/21	161,330,000	(243,677)	(57,656)	(186,021)
3-month USD-LIBOR	1-Day U.S. Fed Funds + 0.310%	Q/Q	CME	03/20/24	$340,171,000	792,884	10,660	782,224
3.300%	3-Month USD-LIBOR	S/Q	CME	12/18/29	67,698,000	(3,131,935)	(347,839)	(2,784,096)
3.330%	3-Month USD-LIBOR	S/Q	CME	02/15/44	44,697,000	(3,779,171)	(1,964)	(3,777,207)
3.000%	3-Month USD-LIBOR	S/Q	CME	05/15/44	42,476,000	(988,244)	33,096	(1,021,340)
0.641%	6-Month JPY-LIBOR	S/S	CME	05/09/46	JPY 2,649,800,000	289,161	-	289,161
1.498%	6-Month EUR-LIBOR	A/S	CME	08/23/47	EUR 5,000,500	(197,922)	(5,778)	(192,144)

						($7,262,889)	($353,317)	($6,909,572)

Total Interest Rate Swaps						($5,799,904)	$176,060	($5,975,964)

Total Swap Agreements						($3,138,321)	$6,941,279	($10,079,600)

Balances reported in the Statement of Assets and Liabilities for Over The Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$150,546	$3,066,629
Liabilities	-	-
Centrally Cleared Swap Agreements (1)
Assets	10,470,729	10,850,135
Liabilities	(3,679,996)	(23,996,364)

	$6,941,279	($10,079,600)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(h)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$5,027,171	$5,027,171	$-	$-
	Corporate Bonds & Notes	1,185,159,399	-	1,185,159,399	-
	Senior Loan Notes	77,510,748	-	77,510,748	-
	Mortgage-Backed Securities
	Collateralized Mortgage Obligations - Commercial	128,242,868	-	117,678,453	10,564,415
	Collateralized Mortgage Obligations - Residential	367,095,952	-	367,095,952	-
	Fannie Mae	309,345,676	-	296,909,597	12,436,079
	Freddie Mac	210,377,708	-	210,377,708	-
	Government National Mortgage Association	255,745,607	-	255,745,607	-

	Total Mortgage-Backed Securities	1,270,807,811	-	1,247,807,317	23,000,494

	Asset-Backed Securities	86,542,458	-	86,542,458	-
	U.S. Government Agency Issues	43,474,932	-	43,474,932	-
	U.S. Treasury Obligations	251,236,479	-	251,236,479	-
	Foreign Government Bonds & Notes	253,016,998	-	253,016,998	-
	Short-Term Investments	57,427,357	-	57,427,357	-
	Derivatives:
	Credit Contracts
	Purchased Options	154,644	-	154,644	-
	Swaps	1,841,442	-	1,841,442	-

	Total Credit Contracts	1,996,086	-	1,996,086	-

	Foreign Currency Contracts
	Futures	2,814,242	2,814,242	-	-
	Forward Foreign Currency Contracts	9,361,495	-	9,361,495	-
	Purchased Options	3,108,498	-	3,108,498	-

	Total Foreign Currency Contracts	15,284,235	2,814,242	12,469,993	-

	Interest Rate Contracts
	Futures	46,425,310	46,425,310	-	-
	Purchased Options	55,266	-	55,266	-
	Swaps	12,075,322	-	12,075,322	-

	Total Interest Rate Contracts	58,555,898	46,425,310	12,130,588	-

	Total Asset - Derivatives	75,836,219	49,239,552	26,596,667	-

	Total Assets	3,306,039,572	54,266,723	3,228,772,355	23,000,494

Liabilities	Derivatives:
	Credit Contracts				-
	Written Options	(119,457)	-	(119,457)	-
	Swaps	(5,945,078)	-	(5,945,078)	-

	Total Credit Contracts	(6,064,535)	-	(6,064,535)	-

	Foreign Currency Contracts
	Futures	(2,024,191)	(2,024,191)	-	-
	Forward Foreign Currency Contracts	(8,866,397)	-	(8,866,397)	-
	Written Options	(156,393)	-	(156,393)	-

	Total Foreign Currency Contracts	(11,046,981)	(2,024,191)	(9,022,790)	-

	Interest Rate Contracts
	Futures	(20,126,909)	(20,126,909)	-	-
	Written Options	(3,347,219)	-	(3,347,219)	-
	Swaps	(18,051,286)	-	(18,051,286)	-

	Total Interest Rate Contracts	(41,525,414)	(20,126,909)	(21,398,505)	-

	Total Liabilities - Derivatives	(58,636,930)	(22,151,100)	(36,485,830)	-

	Total Liabilities	(58,636,930)	(22,151,100)	(36,485,830)	-

	Total	$3,247,402,642	$32,115,623	$3,192,286,525	$23,000,494

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments

December 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 1.2%

Consumer, Cyclical - 0.4%

Mattel Inc 6.750% due 12/31/25 ~	$2,000,000	$1,789,380

Consumer, Non-Cyclical - 0.5%

Ahern Rentals Inc 7.375% due 05/15/23 ~	2,375,000	1,911,875
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	430,000	444,512

		2,356,387

Industrial - 0.3%

GFL Environmental Inc (Canada) 5.625% due 05/01/22 ~	1,396,000	1,294,790

Total Corporate Bonds & Notes (Cost $6,170,691)		5,440,557

SENIOR LOAN NOTES - 95.4%

Basic Materials - 2.8%

Aleris International Inc 7.245% (USD LIBOR + 4.750%) due 02/27/23 §	2,487,500	2,470,398
Covia Holdings Corp 6.553% (USD LIBOR + 3.750%) due 06/01/25 §	872,807	629,876
Messer Industries LLC Term B1 6.813% (USD LIBOR + 0.250%) due 10/01/25 §	2,500,000	2,393,750
Solenis International LP 6.707% (USD LIBOR + 4.000%) due 12/26/23 § µ	3,605,940	3,481,986
Starfruit Finco B.V 2018 USD Term Loan B (Netherlands) 5.599% (USD LIBOR + 3.250%) due 10/01/25 §	4,000,000	3,760,000

		12,736,010

Communications - 10.3%

Charter Communications Operating LLC Term B 4.530% (USD LIBOR + 2.000%) due 04/30/25 § µ	4,691,952	4,511,312
CSC Holdings LLC
4.705% (USD LIBOR + 2.250%) due 07/17/25 §	1,920,127	1,814,520
Term B 4.955% (USD LIBOR + 2.500%) due 01/25/26 §	3,987,500	3,824,678
Dawn Acquisition LLC due 10/25/25 µ	1,500,000	1,417,500
iHeartCommunications Inc Term D due 01/30/19 § Y *	2,725,000	1,822,344
Intelsat Jackson Holdings SA Term B3 (Luxembourg) 6.256% (USD LIBOR + 3.750%) due 11/27/23 §	5,000,000	4,863,020
MTN Infrastructure TopCo Inc Term B 5.522% (USD LIBOR + 3.000%) due 11/15/24 §	3,714,394	3,559,626
NEP 5.772% (USD LIBOR + 3.250%) due 10/20/25 §	1,500,000	1,449,375
SBA Senior Finance II LLC Term B 4.530% (USD LIBOR + 2.000%) due 04/11/25 § µ	4,976,870	4,787,749

	Principal Amount	Value
Sprint Communications Inc
Term B 5.063% (USD LIBOR + 2.500%) due 02/02/24 §	$7,872,462	$7,537,882
5.563% (USD LIBOR + 3.000%) due 02/02/24 §	5,500,000	5,341,875
Uber Technologies 5.955% (USD LIBOR + 3.500%) due 07/13/23 §	6,104,237	5,939,423

		46,869,304

Consumer, Cyclical - 23.7%

24 Hour Fitness Worldwide Inc Term B 6.022% (USD LIBOR + 3.500%) due 05/30/25 §	1,243,750	1,221,207
Bass Pro Group LLC Term B 7.522% (USD LIBOR + 5.000%) due 09/25/24 §	6,233,023	5,987,597
Belk Inc 7.365% (USD LIBOR + 4.750%) due 12/12/22 §	2,497,515	2,023,612
BJ’s Wholesale Club Inc 5.432% (USD LIBOR + 3.000%) due 02/03/24 §	2,220,509	2,158,519
Caesars Resort Collection LLC Term B 5.272% (USD LIBOR + 2.750%) due 12/22/24 §	6,718,035	6,449,314
CH Holding Corp due 02/01/24 µ	1,994,925	1,977,469
ClubCorp Holdings Inc Term B 5.553% (USD LIBOR + 2.750%) due 09/18/24 §	4,775,609	4,539,813
Delta 2 SARL (United Kingdom) 5.022% (USD LIBOR + 2.500%) due 02/01/24 §	3,000,000	2,838,750
EG Finco Ltd (United Kingdom) 6.813% (USD LIBOR + 4.000%) due 02/07/25 §	997,489	961,330
(2nd Lien) 10.813% (USD LIBOR + 8.000%) due 04/20/26 §	3,000,000	2,955,000
Flynn Restaurant Group LP
6.022% (USD LIBOR + 3.500%) due 06/27/25 §	4,728,744	4,610,525
(2nd Lien) 9.299% (USD LIBOR + 7.000%) due 06/29/26 §	2,750,000	2,612,500
Golden Nugget Inc Term B 5.237% (USD LIBOR + 2.750%) due 10/04/23 §	2,038,360	1,952,749
IRB Holding Corp 5.682% (USD LIBOR + 3.250%) due 02/05/25 § µ	4,487,447	4,292,054
J Crew Group Inc 5.978% (USD LIBOR + 3.220%) due 03/05/21 § ±	2,231,717	1,785,373
K-Mac Holdings Corp
5.754% (USD LIBOR + 3.250%) due 03/14/25 §	140,901	134,385
(2nd Lien) 9.254% (USD LIBOR + 6.750%) due 03/16/26 §	3,500,000	3,307,500
Navistar International Corp Term B 5.890% (USD LIBOR + 3.500%) due 11/06/24 §	2,085,625	2,007,414
Neiman Marcus Group Ltd LLC 5.630% (USD LIBOR + 3.250%) due 10/25/20 § µ	4,475,473	3,815,341
New Red Finance Inc Term B3 (Canada) 4.772% (USD LIBOR + 2.250%) due 02/16/24 §	7,529,530	7,184,361
Nexeo Solutions LLC 5.926% (USD LIBOR + 3.250%) due 06/09/23 §	2,929,341	2,889,063

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
NPC International Inc
6.022% (USD LIBOR + 3.500%) due 04/19/24 §	$4,678,750	$4,386,328
(2nd Lien) 10.022% (USD LIBOR + 7.500%) due 04/18/25 §	2,625,000	2,480,625
P.F. Chang’s China Bistro Inc Term B 7.671% (USD LIBOR + 5.000%) due 08/18/22 §	5,499,044	5,330,636
Petco Animal Supplies Inc Term B 5.777% (USD LIBOR + 3.250%) due 01/26/23 §	3,998,757	2,975,743
SeaWorld Parks & Entertainment Inc Term B5 5.522% (USD LIBOR + 3.000%) due 03/31/24 § µ	5,080,550	4,873,096
SMG Holdings Inc
5.522% (USD LIBOR + 3.000%) due 01/23/25 §	1,739,978	1,687,779
(2nd Lien) 9.522% (USD LIBOR + 7.000%) due 01/23/26 §	3,350,000	3,312,312
Spin Holdco Inc Term B 5.686% (USD LIBOR + 3.250%) due 11/14/22 §	5,674,373	5,409,096
SRS Distribution Inc 5.772% (USD LIBOR + 3.250%) due 05/23/25 §	5,112,188	4,786,286
Tacala LLC
5.772% (USD LIBOR + 3.250%) due 01/31/25 §	496,250	479,191
(2nd Lien) 9.522% (USD LIBOR + 7.000%) due 01/30/26 §	2,625,000	2,506,875
The Talbots Inc Term B 9.506% (USD LIBOR + 7.000%) due 11/16/22 §	750,000	740,625
Thor Industries Inc Term B due 10/30/25 µ	2,750,000	2,612,500
William Morris Endeavor Entertainment LLC 5.280% (USD LIBOR + 2.750%) due 05/18/25 §	954,617	882,225

		108,167,193

Consumer, Non-Cyclical - 21.6%

Accelerated Health Systems LLC Term B 5.849% (USD LIBOR + 3.500%) due 10/31/25 §	750,000	741,563
AHP Health Partners Inc 7.022% (USD LIBOR + 4.500%) due 06/30/25 §	1,741,250	1,710,778
Air Medical Group Holdings Inc
Term B 5.682% (USD LIBOR + 3.250%) due 04/28/22 §	2,201,264	2,054,251
Term B2 6.754% (USD LIBOR + 4.250%) due 03/14/25 §	1,473,152	1,388,855
Albertsons LLC
Term B6 5.691% (USD LIBOR + 3.000%) due 06/22/23 §	2,113,792	2,020,256
Term B7 5.522% (USD LIBOR + 3.000%) due 11/17/25 §	5,340,714	5,053,651
AlixPartners LLP Term B 5.272% (USD LIBOR + 2.750%) due 04/04/24 §	4,224,100	4,067,808
Allied Universal Holdco LLC
6.272% (USD LIBOR + 3.750%) due 07/28/22 §	3,226,400	3,062,392
6.772% (USD LIBOR + 4.250%) due 07/28/22 §	1,250,000	1,199,219

	Principal Amount	Value
Alphabet Holding Co Inc 6.022% (USD LIBOR + 3.500%) due 09/26/24 § µ	$2,726,209	$2,478,579
Arterra Wines Canada Inc Term B1 (Canada) 5.542% (USD LIBOR + 2.750%) due 12/15/23 §	2,580,650	2,464,520
Atlantic Aviation FBO Inc Term B 6.130% (USD LIBOR + 3.750%) due 11/29/25 §	1,250,000	1,242,187
Avantor Inc 6.572% (USD LIBOR + 3.750%) due 11/21/24 §	1,660,080	1,613,736
Bausch Health Cos Inc
Term B 5.129% (USD LIBOR + 2.750%) due 11/27/25 §	493,750	468,599
5.379% (USD LIBOR + 3.000%) due 06/02/25 §	6,141,415	5,895,759
Change Healthcare Holdings LLC Term B 5.272% (USD LIBOR + 2.750%) due 03/01/24 §	474,013	451,596
CHG PPC Parent LLC Term B due 03/31/25 µ	1,620,927	1,556,090
DJO Finance LLC due 06/08/20 µ	1,496,124	1,483,033
Envision Healthcare Corp 6.272% (USD LIBOR + 3.750%) due 10/10/25 §	6,850,000	6,414,265
Financial & Risk US Holdings Inc 6.272% (USD LIBOR + 3.750%) due 10/01/25 §	4,500,000	4,221,000
Garda World Security Corp (Canada) 6.241% (USD LIBOR + 3.500%) due 05/24/24 §	4,006,370	3,831,091
Hearthside Food Solutions LLC 6.522% (USD LIBOR + 4.000%) due 05/31/25 §	4,000,000	3,885,000
Heartland Dental LLC 6.272% (USD LIBOR + 3.750%) due 04/30/25 §	3,876,240	3,711,500
Information Resources Inc 7.022% (USD LIBOR + 4.500%) due 12/01/25 §	1,000,000	978,333
Jaguar Holding Co II 5.022% (USD LIBOR + 2.500%) due 08/18/22 §	4,298,492	4,093,716
NVA Holdings Inc Term B3 5.272% (USD LIBOR + 2.750%) due 02/02/25 §	5,226,894	4,943,769
Ortho-Clinical Diagnostics SA Term B (Luxembourg) 5.756% (USD LIBOR + 3.250%) due 06/30/25 §	3,693,750	3,444,422
PetVet Care Centers LLC
4.243% (USD LIBOR + 2.750%) due 02/14/25 §	373,471	360,387
5.254% (USD LIBOR + 2.750%) due 02/14/25 §	1,657,899	1,605,966
5.754% (USD LIBOR + 3.250%) due 02/14/25 §	3,241,875	3,177,037
Post Holdings Inc Series A 4.510% (USD LIBOR + 2.000%) due 05/24/24 §	3,348	3,244
Prime Security Services Borrower LLC 5.272% (USD LIBOR + 2.750%) due 05/02/22 §	2,667,510	2,564,144

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
PSC Industrial Holdings Corp
6.205% (USD LIBOR + 3.750%) due 10/03/24 §	$1,237,500	$1,209,656
(2nd Lien) 10.955% (USD LIBOR + 8.500%) due 10/03/25 §	1,584,000	1,556,280
RegionalCare Hospital Partners Holdings Inc Term B 7.129% (USD LIBOR + 4.500%) due 11/16/25 §	5,000,000	4,745,835
Sunshine Investment BV Term B3 (Netherlands) 5.866% (USD LIBOR + 3.250%) due 03/28/25 §	1,750,000	1,680,000
Vetcor Professional Practices LLC 5.522% (USD LIBOR + 3.000%) due 07/19/25 §	3,482,500	3,443,496
Wand Intermediate I LP Term B due 09/19/22 µ	4,250,000	4,228,750

		99,050,763

Diversified - 0.2%

First Eagle Investment Management LLC Term B (Cayman) 5.563% (USD LIBOR + 2.750%) due 12/26/24 §	1,000,000	988,125

Energy - 0.6%

Fieldwood Energy LLC 7.772% (USD LIBOR + 5.250%) due 04/11/22 §	650,000	611,000
Keane Group Holdings LLC 6.313% (USD LIBOR + 3.750%) due 05/25/25 §	2,487,500	2,310,265

		2,921,265

Financial - 7.5%

Alliant Holdings I Inc Term B 5.205% (USD LIBOR + 2.750%) due 05/09/25 §	3,877,162	3,675,549
AssuredPartners Inc 5.772% (USD LIBOR + 3.250%) due 10/22/24 §	4,348,142	4,108,994
DTZ US Borrower LLC Term B 5.772% (USD LIBOR + 3.250%) due 08/21/25 §	1,745,625	1,669,254
Duff & Phelps Corp Term B 5.772% (USD LIBOR + 3.250%) due 02/13/25 §	6,461,822	6,118,537
FB Income Advisor LLC 4.875% (USD LIBOR + 2.500%) due 08/01/25 §	498,750	481,294
Hub International Ltd Term B 5.240% (USD LIBOR + 2.750%) due 04/25/25 §	4,727,497	4,475,365
NFP Corp Term B 5.522% (USD LIBOR + 3.000%) due 01/08/24 §	5,669,889	5,376,942
TKC Holdings Inc 6.280% (USD LIBOR + 3.750%) due 02/01/23 §	2,671,318	2,549,440
USI Inc 5.803% (USD LIBOR + 3.000%) due 05/16/24 §	5,595,946	5,299,361
VICI Properties 1 LLC Term B due 12/20/24 µ	750,000	720,563

		34,475,299

	Principal Amount	Value
Industrial - 21.6%

Accudyne Industries LLC (Luxembourg) 5.522% (USD LIBOR + 3.000%) due 08/18/24 § µ	$3,429,931	$3,262,722
Airxcel Inc (2nd Lien) 11.272% (USD LIBOR + 8.750%) due 04/27/26 §	1,000,000	925,000
Avolon SARL Term B3 (Ireland) 4.470% (USD LIBOR + 2.000%) due 01/15/25 §	3,929,485	3,792,845
Brand Energy & Infrastructure Services Inc 6.732% (USD LIBOR + 4.250%) due 06/21/24 §	5,063,593	4,812,945
Consolidated Container Co LLC 5.272% (USD LIBOR + 2.750%) due 05/22/24 §	4,937,625	4,764,808
Cortes NP Acquisition Corp Term B 6.707% (USD LIBOR + 4.000%) due 11/30/23 §	4,000,000	3,660,000
Crosby US Acquisition Corp
5.504% (USD LIBOR + 3.000%) due 11/23/20 §	3,387,238	3,217,876
(2nd Lien) 8.504% (USD LIBOR + 6.000%) due 11/22/21 §	4,000,000	3,600,000
DAE Aviation Holdings Inc 6.270% (USD LIBOR + 3.750%) due 07/07/22 §	5,813,465	5,758,237
DiversiTech Holdings Inc 5.803% (USD LIBOR + 3.000%) due 06/03/24 §	586,769	553,030
EWT Holdings III Corp 5.522% (USD LIBOR + 3.000%) due 12/20/24 §	4,530,291	4,383,057
Filtration Group Corp due 03/29/25 µ	1,805,452	1,744,518
Flex Acquisition Co Inc 5.599% (USD LIBOR + 3.250%) due 06/29/25 §	3,241,250	3,084,591
Gates Global LLC Term B 5.272% (USD LIBOR + 2.750%) due 04/01/24 §	2,494,299	2,376,989
GFL Environmental Inc Term B (Canada) 5.522% (USD LIBOR + 3.000%) due 05/30/25 §	3,989,975	3,740,602
Gopher Resource LLC 5.772% (USD LIBOR + 3.250%) due 03/06/25 §	2,984,962	2,887,951
Hillman Group Inc Term B 6.803% (USD LIBOR + 4.000%) due 05/31/25 §	1,246,867	1,184,524
Klockner-Pentaplast of America Inc Term B2 (Luxembourg) 6.772% (USD LIBOR + 4.250%) due 06/30/22 §	3,173,826	2,745,359
NCI Building Systems Inc 6.175% (USD LIBOR + 3.750%) due 04/12/25 §	7,091,557	6,488,775
North American Lifting Holdings Inc 7.303% (USD LIBOR + 4.500%) due 11/27/20 §	2,574,239	2,348,993
Plastipak Packaging Inc Term B 5.030% (USD LIBOR + 2.500%) due 10/14/24 §	4,930,050	4,732,848
Pro Mach Group Inc Term B 5.432% (USD LIBOR + 3.000%) due 03/07/25 §	2,186,257	2,093,342

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Proampac PG Borrower LLC
6.049% (USD LIBOR + 3.500%) due 11/18/23 §	$5,212,735	$5,017,257
(2nd Lien) 11.145% (USD LIBOR + 8.500%) due 11/18/24 §	1,000,000	980,000
Reynolds Group Holdings Inc 5.272% (USD LIBOR + 2.750%) due 02/05/23 §	8,083,906	7,740,340
Titan Acquisition Ltd Term B (Canada) 5.522% (USD LIBOR + 3.000%) due 03/28/25 §	1,730,641	1,601,924
Transcendia Inc 6.022% (USD LIBOR + 3.500%) due 05/30/24 §	2,957,597	2,868,869
TransDigm Inc
Term F 5.022% (USD LIBOR + 2.500%) due 06/09/23 §	8,351,781	7,913,313
Term G 5.022% (USD LIBOR + 2.500%) due 08/22/24 §	455,232	430,573

		98,711,288

Technology - 6.0%

Applied Systems Inc (2nd Lien) 9.522% (USD LIBOR + 7.000%) due 09/19/25 §	3,331,129	3,306,146
Cypress Intermediate Holdings III Inc (2nd Lien) 9.272% (USD LIBOR + 6.750%) due 04/27/25 §	1,013,750	1,002,345
Kronos Inc (2nd Lien) 10.791% (USD LIBOR + 8.250%) due 11/01/24 §	3,100,000	3,070,454
Rocket Software Inc (2nd Lien) 10.772% (USD LIBOR + 8.250%) due 11/20/26 §	500,000	495,625
Sophia LP Term B 6.053% (USD LIBOR + 3.250%) due 09/30/22 § µ	4,488,395	4,317,275
SS&C Technologies Inc 2018 Term B5 4.772% (USD LIBOR + 2.250%) due 04/16/25 §	997,485	946,053
Tempo Acquisition LLC 5.522% (USD LIBOR + 3.000%) due 05/01/24 § µ	5,902,713	5,666,605
Vertafore Inc
6.053% (USD LIBOR + 3.250%) due 07/02/25 §	3,625,000	3,457,993
2nd Lien Term Loan 10.053% (USD LIBOR + 7.250%) due 07/02/26 §	5,500,000	5,297,187

		27,559,683

Utilities - 1.1%

Talen Energy Supply LLC
Term B1 6.522% (USD LIBOR + 4.000%) due 07/15/23 §	2,020,410	1,996,418
Term B2 6.522% (USD LIBOR + 4.000%) due 04/15/24 §	2,952,474	2,914,337

		4,910,755

Total Senior Loan Notes (Cost $456,381,699)		436,389,685

	Principal Amount	Value

SHORT-TERM INVESTMENT - 6.5%

Repurchase Agreement - 6.5%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $29,551,676; collateralized by U.S. Treasury Notes: 2.625% due 12/31/25 and value $30,145,000)	$29,550,856	$29,550,856

Total Short-Term Investment (Cost $29,550,856)		29,550,856

TOTAL INVESTMENTS - 103.1% (Cost $492,103,246)		471,381,098

OTHER ASSETS & LIABILITIES, NET - (3.1%)		(14,312,282)

NET ASSETS - 100.0%		$457,068,816

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	24.1%
Consumer, Non-Cyclical	22.1%
Industrial	21.9%
Communications	10.3%
Financial	7.5%
Short-Term Investment	6.5%
Technology	6.0%
Others (each less than 3.0%)	4.7%

	103.1%
Other Assets & Liabilities, Net	(3.1%	)

	100.0%

(b)	An investment with a total value of $1,822,344 or 0.4% of the Fund’s net assets was in default as of December 31, 2018.

(c)	Pursuant to the terms of the following senior loan agreements, the Fund had unfunded loan commitments, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation (Depreciation)
Heartland Dental LLC §	$354,783	$339,705	($15,078)
PetVet Care Centers LLC §	116,554	114,288	(2,266)

	$471,337	$453,993	($17,344)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$5,440,557	$-	$5,440,557	$-
	Senior Loan Notes	436,389,685	-	434,604,312	1,785,373
	Short-Term Investment	29,550,856	-	29,550,856	-
	Unfunded Loan Commitments (1)	453,993	-	453,993	-

	Total	$471,835,091	$-	$470,049,718	$1,785,373

(1) See note (c) in Notes to Schedule of Investments.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 0.3%

Communications - 0.0%

Answers Corp * Ω ± (Israel)	47,862	$129,706

Consumer, Non-Cyclical - 0.3%

IAP Worldwide Services Inc * Ω ±	121	1,442,800

Energy - 0.0%

Nine Point Energy Holdings * Ω ±	1,299	1,442

Technology - 0.0%

Avaya Holdings Corp *	1	14

Total Common Stocks (Cost $860,704)		1,573,962

	Principal Amount
CORPORATE BONDS & NOTES - 0.0%

Energy - 0.0%

Nabors Industries Inc 5.750% due 02/01/25	$65,000	49,390

Industrial - 0.0%

The Hillman Group Inc 6.375% due 07/15/22 ~	86,000	70,520

Total Corporate Bonds & Notes (Cost $151,000)		119,910

SENIOR LOAN NOTES - 97.0%

Basic Materials - 5.1%

Alpha 3 BV Term B1 (Netherlands) 5.803% (USD LIBOR + 3.000%) due 01/31/24 §	1,562,571	1,494,860
Aruba Investments Inc Term B 5.772% (USD LIBOR + 3.250%) due 02/02/22 §	234,409	227,962
Emerald Performance Materials LLC 6.022% (USD LIBOR + 3.500%) due 08/01/21 §	404,410	392,278
Ferro Corp
Term B1 5.053% (USD LIBOR + 2.250%) due 02/14/24 §	245,644	237,865
Term B2 5.053% (USD LIBOR + 2.250%) due 02/14/24 §	213,174	206,423
Term B3 5.053% (USD LIBOR + 2.250%) due 02/14/24 §	208,638	202,031
Flint Group GmbH Term C (Germany) 5.487% (USD LIBOR + 3.000%) due 09/07/21 §	129,040	116,781
Flint Group US LLC Term B2 5.487% (USD LIBOR + 3.000%) due 09/07/21 §	780,585	706,430

	Principal Amount	Value
GrafTech Finance Inc Term B 6.022% (USD LIBOR + 3.500%) due 02/12/25 §	$2,096,250	$1,988,817
Ineos US Finance LLC Term B 4.522% (USD LIBOR + 2.000%) due 03/31/24 §	2,747,250	2,620,761
Invictus US LLC 5.495% (USD LIBOR + 3.000%) due 03/28/25 §	397,000	387,571
Kraton Polymers LLC 5.022% (USD LIBOR + 2.500%) due 03/05/25 §	1,043,561	1,016,167
LTI Holdings Inc 6.022% (USD LIBOR + 3.500%) due 09/06/25 §	299,250	283,539
MacDermid Inc Term B6 5.522% (USD LIBOR + 3.000%) due 06/07/23 §	1,018,360	1,003,085
Messer Industries LLC Term B1 6.813% (USD LIBOR + 0.250%) due 10/01/25 §	1,475,000	1,412,312
Minerals Technologies Inc Term B 4.801% (USD LIBOR + 2.250%) due 02/14/24 §	1,000,154	970,150
Noranda Aluminum Acquisition Corp Term B due 02/28/19 § Y Ω ± *	559,416	43,131
Orion Engineered Carbons GmbH Term B (Germany) 4.803% (USD LIBOR + 2.000%) due 07/25/24 §	867,108	868,626
Phoenix Services International LLC 6.137% (USD LIBOR + 3.750%) due 03/01/25 §	719,563	695,277
Platform Specialty Products Corp due 11/15/25 µ	400,000	388,000
PMHC II Inc 6.160% (USD LIBOR + 3.500%) due 03/31/25 §	297,750	270,953
PQ Corp Term B 5.027% (USD LIBOR + 2.500%) due 02/08/25 §	3,408,202	3,239,922
Schenectady International Group Inc 7.186% (USD LIBOR + 4.750%) due 10/15/25 §	575,000	554,875
Starfruit Finco B.V Term B (Netherlands) 5.599% (USD LIBOR + 3.250%) due 10/01/25 §	1,775,000	1,668,500
Tata Chemicals North American Inc Term B 5.563% (USD LIBOR + 2.750%) due 08/07/20 §	661,595	643,401
Trinseo Materials Operating S.C.A. (Luxembourg) 4.522% (USD LIBOR + 2.000%) due 09/09/24 §	1,693,563	1,622,997
Tronox Blocked Borrower LLC Term B 5.522% (USD LIBOR + 3.000%) due 09/23/24 §	561,192	547,062
Tronox Finance LLC Term B 5.522% (USD LIBOR + 3.000%) due 09/23/24 §	1,295,058	1,262,450
Venator Materials Corp Term B 5.522% (USD LIBOR + 3.000%) due 08/08/24 §	320,938	307,298
Versum Materials Inc 4.803% (USD LIBOR + 2.000%) due 09/29/23 §	366,563	360,453

		25,739,977

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Communications - 13.3%

Ancestrycom Operations Inc 5.780% (USD LIBOR + 3.250%) due 10/19/23 §	$1,975,943	$1,889,496
AppLovin Corp Term B 6.272% (USD LIBOR + 3.750%) due 08/15/25 §	950,000	940,500
CenturyLink Inc Term B 5.272% (USD LIBOR + 2.750%) due 01/31/25 §	3,495,720	3,273,958
CPI International Inc 6.006% (USD LIBOR + 3.500%) due 07/26/24 §	543,125	523,437
CSC Holdings LLC
4.745% (USD LIBOR + 2.250%) due 01/15/26 §	650,000	615,062
Term B 4.955% (USD LIBOR + 2.500%) due 01/25/26 §	1,069,625	1,025,949
Cumulus Media New Holdings Inc 7.030% (USD LIBOR + 4.500%) due 05/15/22 §	1,670,171	1,574,136
Digicel International Finance Ltd Term B (Bermuda) 5.960% (USD LIBOR + 3.250%) due 05/28/24 §	1,752,817	1,581,917
EIG Investors Corp 6.441% (USD LIBOR + 3.750%) due 02/09/23 §	3,088,545	2,995,889
Entravision Communications Corp Term B 5.272% (USD LIBOR + 2.750%) due 11/29/24 §	1,152,268	1,077,371
Frontier Communications Corp Term B1 6.280% (USD LIBOR + 3.750%) due 06/15/24 §	1,551,375	1,440,839
Getty Images Inc Term B 6.022% (USD LIBOR + 3.500%) due 10/18/19 §	1,423,590	1,385,966
Global Eagle Entertainment Inc 10.020% (USD LIBOR + 7.500%) due 01/06/23 §	693,281	701,370
Gray Television Inc
Term B 4.599% (USD LIBOR + 2.250%) due 02/07/24 §	185,467	178,976
Term C due 02/07/24 µ	450,000	448,875
Hoya Midco LLC 6.022% (USD LIBOR + 3.500%) due 06/30/24 §	861,875	823,091
Hubbard Radio LLC Term B 5.530% (USD LIBOR + 3.000%) due 03/28/25 §	527,825	517,269
iHeartCommunications Inc
Term D due 01/30/19 * § Y	1,102,586	737,355
Term E due 07/30/19 * § Y	354,610	237,884
Infoblox Inc 7.022% (USD LIBOR + 4.500%) due 11/07/23 §	1,783,051	1,774,136
Intelsat Jackson Holdings SA (Luxembourg)
Term B3 6.256% (USD LIBOR + 3.750%) due 11/27/23 §	1,000,000	972,604
Term B4 7.006% (USD LIBOR + 4.500%) due 01/02/24 §	1,300,000	1,295,531
IPC Corp Term B 7.030% (USD LIBOR + 4.500%) due 08/06/21 § ±	712,274	616,117

	Principal Amount	Value
J.D. Power and Associates 6.272% (USD LIBOR + 3.750%) due 09/07/23 §	$686,099	$668,946
Lamar Media Corp Term B 4.313% (USD LIBOR + 1.750%) due 03/14/25 §	421,813	410,740
Match Group Inc Term B 5.090% (USD LIBOR + 2.500%) due 11/16/22 §	426,563	423,896
Mediacom Illinois LLC Term N 4.170% (USD LIBOR + 1.750%) due 02/15/24 §	409,229	389,791
Mission Broadcasting Inc Term B3 4.756% (USD LIBOR + 2.250%) due 01/17/24 §	213,756	202,712
Nexstar Broadcasting Inc Term B3 4.756% (USD LIBOR + 2.250%) due 01/17/24 §	1,233,353	1,169,630
Numericable Group SA (France)
Term B11 5.272% (USD LIBOR + 2.750%) due 07/31/25 §	1,132,750	1,040,006
Term B12 6.143% (USD LIBOR + 3.688%) due 01/31/26 §	495,000	459,886
Ping Identity Corp Term B 6.272% (USD LIBOR + 3.750%) due 01/24/25 §	298,500	293,276
Plantronics Inc Term B 5.022% (USD LIBOR + 2.500%) due 07/02/25 §	847,875	818,553
ProQuest LLC Term B 5.772% (USD LIBOR + 3.250%) due 10/24/21 §	943,446	922,513
Raycom TV Broadcasting LLC Term B 6.750% (US PRIME + 1.250%) due 08/23/24 §	888,750	887,639
Red Ventures LLC Term B 5.522% (USD LIBOR + 3.000%) due 11/08/24 §	835,843	797,533
SBA Senior Finance II LLC Term B 4.530% (USD LIBOR + 2.000%) due 04/11/25 §	1,412,589	1,358,911
Shutterfly Inc Term B2 5.280% (USD LIBOR + 2.750%) due 08/17/24 §	447,753	434,320
Sprint Communications Inc Term B
5.063% (USD LIBOR + 2.500%) due 02/02/24 §	2,112,375	2,022,599
5.563% (USD LIBOR + 3.000%) due 02/02/24 §	325,000	315,656
SurveyMonkey Inc Term B 6.280% (USD LIBOR + 3.750%) due 10/10/25 §	749,787	731,043
Switch Ltd Term B 4.772% (USD LIBOR + 2.250%) due 06/27/24 §	221,625	216,454
Telenet Financing USD LLC Term AN 4.705% (USD LIBOR + 2.250%) due 08/15/26 §	1,600,000	1,526,400
Telesat Canada Term B4 (Canada) 5.310% (USD LIBOR + 2.500%) due 11/17/23 §	2,830,954	2,696,483
Uber Technologies
5.955% (USD LIBOR + 3.500%) due 07/13/23 §	4,508,780	4,387,043
6.387% (USD LIBOR + 4.000%) due 04/04/25 §	1,218,875	1,203,639
Unitymedia Finance LLC Term D 4.705% (USD LIBOR + 2.250%) due 01/15/26 §	800,000	774,429

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Univision Communications Inc Term C5 5.272% (USD LIBOR + 2.750%) due 03/15/24 §	$4,604,582	$4,185,565
UPC Financing Partnership Term AR 4.955% (USD LIBOR + 2.500%) due 01/15/26 §	1,249,367	1,192,365
Vestcom Parent Holdings Inc 6.523% (USD LIBOR + 4.000%) due 12/19/23 §	1,745,548	1,710,637
Virgin Media Bristol LLC Term K 4.955% (USD LIBOR + 2.500%) due 01/15/26 §	4,500,000	4,278,375
West Corp
6.527% (USD LIBOR + 4.000%) due 10/10/24 §	915,750	841,918
Term B1 6.027% (USD LIBOR + 3.500%) due 10/10/24 §	199,000	181,488
Ziggo Secured Finance Partnership Term E 4.955% (USD LIBOR + 2.500%) due 04/15/25 §	5,150,000	4,869,969

		68,040,143

Consumer, Cyclical - 13.5%

Altra Industrial Motion Corp Term B 4.522% (USD LIBOR + 2.000%) due 10/01/25 §	467,910	446,855
American Axle & Manufacturing Inc Term B 4.752% (USD LIBOR + 2.250%) due 04/06/24 §	1,876,875	1,787,254
American Builders & Contractors Supply Co Inc Term B 4.522% (USD LIBOR + 2.000%) due 10/31/23 §	4,556,810	4,348,500
Ascena Retail Group Inc Term B 7.063% (USD LIBOR + 4.500%) due 08/21/22 §	1,113,319	1,040,397
Bass Pro Group LLC Term B 7.522% (USD LIBOR + 5.000%) due 09/25/24 §	790,000	758,894
BJ’s Wholesale Club Inc 5.432% (USD LIBOR + 3.000%) due 02/03/24 §	2,051,162	1,993,899
Boyd Gaming Corp Term B3 4.666% (USD LIBOR + 2.250%) due 09/15/23 §	2,135,745	2,044,976
CDS US Intermediate Holdings Inc 6.401% (USD LIBOR + 3.750%) due 07/08/22 §	696,775	639,291
CityCenter Holdings LLC Term B 4.772% (USD LIBOR + 2.250%) due 04/18/24 §	3,481,845	3,309,929
ClubCorp Holdings Inc Term B 5.553% (USD LIBOR + 2.750%) due 09/18/24 §	1,468,902	1,396,375
Core & Main LP Term B 5.721% (USD LIBOR + 3.000%) due 08/01/24 §	643,500	624,195
Crown Finance US Inc 5.022% (USD LIBOR + 2.500%) due 02/28/25 §	3,179,731	3,025,514
CS Intermediate Holdco 2 LLC Term B 4.522% (USD LIBOR + 2.000%) due 11/02/23 §	257,740	244,853
David’s Bridal Inc
9.980% (USD LIBOR + 7.500%) due 05/19/19 § ± Ω	162,831	163,255
Term B 10.500% (US PRIME + 5.000%) due 10/11/19 § Y	1,183,124	634,944
Delta 2 SARL (Luxembourg) 5.022% (USD LIBOR + 2.500%) due 02/01/24 §	2,114,607	2,000,946

	Principal Amount	Value
DexKo Global Inc 6.022% (USD LIBOR + 3.500%) due 07/24/24 §	$1,712,752	$1,657,087
Eldorado Resorts LLC Term B 4.750% (USD LIBOR + 2.250%) due 04/17/24 §	1,814,526	1,728,336
Evergreen Acqco 1 LP 6.098% (USD LIBOR + 3.750%) due 07/09/19 §	1,981,939	1,890,274
EXC Holdings III Corp 6.303% (USD LIBOR + 3.500%) due 12/02/24 §	396,000	381,645
Four Seasons Hotels Ltd (Canada) 4.522% (USD LIBOR + 2.000%) due 11/30/23 §	4,748,256	4,552,391
Garrett LX III SARL Term B (Luxembourg) 5.330% (USD LIBOR + 2.500%) due 09/27/25 §	174,563	165,834
Golden Nugget Inc Term B 5.237% (USD LIBOR + 2.750%) due 10/04/23 §	1,902,481	1,822,577
GVC Holdings PLC Term B2 (Isle Of Man) 5.022% (USD LIBOR + 2.500%) due 03/29/24 §	893,250	871,477
Hayward Industries Inc 6.022% (USD LIBOR + 3.500%) due 08/05/24 §	370,313	356,426
Horizon Global Corp Term B 8.803% (USD LIBOR + 6.000%) due 06/30/21 §	884,996	845,171
IRB Holding Corp 5.682% (USD LIBOR + 3.250%) due 02/05/25 §	1,368,054	1,308,486
J. Crew Group Inc Term B 5.750% (USD LIBOR + 3.000%) due 03/05/21 § Ω ±	2,331,215	1,669,849
Kasima LLC Term B 5.256% (USD LIBOR + 2.500%) due 05/17/21 §	79,779	79,214
L&W Inc Term B 6.506% (USD LIBOR + 4.000%) due 05/22/25 §	497,500	490,037
Las Vegas Sands LLC Term B 4.272% (USD LIBOR + 1.750%) due 03/27/25 §	645,125	617,304
Libbey Glass Inc Term B 5.387% (USD LIBOR + 3.000%) due 04/09/21 §	1,224,488	1,175,508
Live Nation Entertainment Inc Term B3 4.313% (USD LIBOR + 1.750%) due 10/31/23 §	1,939,654	1,900,861
New Red Finance Term B3 (Canada) 4.772% (USD LIBOR + 2.250%) due 02/16/24 §	3,938,627	3,758,073
Party City Holdings Inc Term B 5.030% (USD LIBOR + 2.500%) due 08/19/22 §	676,132	657,031
PetSmart Inc Term B2 5.380% (USD LIBOR + 3.000%) due 03/11/22 §	2,235,142	1,771,350
Playa Resorts Holding BV Term B (Netherlands) 5.270% (USD LIBOR + 2.750%) due 04/29/24 §	1,595,268	1,497,558
SeaWorld Parks & Entertainment Inc Term B5 5.522% (USD LIBOR + 3.000%) due 03/31/24 §	997,462	956,733
Seminole Hard Rock Entertainment Inc Term B 5.146% (USD LIBOR + 2.750%) due 05/14/20 §	213,188	212,122

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Serta Simmons Bedding LLC 5.891% (USD LIBOR + 3.500%) due 11/08/23 §	$4,349,163	$3,631,551
Sesac Holdco II LLC 5.506% (USD LIBOR + 3.000%) due 02/23/24 §	343,875	333,559
SMG Holdings Inc 5.522% (USD LIBOR + 3.000%) due 01/23/25 §	596,495	578,600
Stars Group Holdings BV (Netherlands) 6.303% (USD LIBOR + 3.500%) due 07/10/25 §	2,537,250	2,465,210
Steinway Musical Instruments Inc Term B 6.205% (USD LIBOR + 3.750%) due 02/13/25 §	719,563	703,372
Tenneco Inc Term B 5.272% (USD LIBOR + 2.750%) due 10/01/25 §	2,250,000	2,117,812
Thor Industries Inc Term B due 10/30/25 µ	1,025,000	973,750
TI Group Automotive Systems LLC 5.022% (USD LIBOR + 2.500%) due 06/30/22 §	837,732	801,082
Travel Leaders Group LLC Term B 6.455% (USD LIBOR + 4.000%) due 01/25/24 §	572,125	567,834
Univar Inc Term B 4.772% (USD LIBOR + 2.250%) due 07/01/24 §	1,000,000	958,250
Wastequip LLC 6.006% (USD LIBOR + 3.500%) due 03/20/25 §	99,250	97,265
Wyndham Hotels & Resorts Inc Term B 4.272% (USD LIBOR + 1.750%) due 05/30/25 §	798,000	769,072

		68,822,778

Consumer, Non-Cyclical - 23.9%

Acadia Healthcare Co Inc Term B4 5.022% (USD LIBOR + 2.500%) due 02/16/23 §	2,808,075	2,715,057
Accelerated Health Systems LLC Term B 5.849% (USD LIBOR + 3.500%) due 10/31/25 §	325,000	321,344
ADMI Corp Term B 5.522% (USD LIBOR + 3.000%) due 04/30/25 §	1,069,625	1,022,829
Adtalem Global Education Inc Term B 5.522% (USD LIBOR + 3.000%) due 04/11/25 §	248,750	244,552
Akorn Inc Term B 8.063% (USD LIBOR + 5.500%) due 04/16/21 §	696,598	565,406
Albany Molecular Research Inc 5.772% (USD LIBOR + 3.250%) due 08/30/24 §	666,563	633,234
Albertsons LLC
Term B6 5.691% (USD LIBOR + 3.000%) due 06/22/23 §	1,459,257	1,394,685
Term B7 5.522% (USD LIBOR + 3.000%) due 11/17/25 §	2,287,762	2,164,794
AlixPartners LLP Term B 5.272% (USD LIBOR + 2.750%) due 04/04/24 §	198,485	191,141
Alkermes Inc Term B 4.640% (USD LIBOR + 2.250%) due 03/23/23 §	400,669	392,656

	Principal Amount	Value
Alliance Healthcare Services Inc Term B 7.022% (USD LIBOR + 4.500%) due 10/24/23 §	$833,125	$820,628
Alphabet Holding Co Inc 6.022% (USD LIBOR + 3.500%) due 09/26/24 §	1,999,688	1,818,050
Amneal Pharmaceuticals LLC Term B 6.063% (USD LIBOR + 3.500%) due 05/04/25 §	2,859,961	2,709,813
Arbor Pharmaceuticals Inc Term B 7.803% (USD LIBOR + 5.000%) due 07/05/23 §	1,910,305	1,719,274
Argon Medical Devices Inc Term B 6.272% (USD LIBOR + 3.750%) due 01/23/25 §	794,000	778,120
ASGN Inc Term B2 4.522% (USD LIBOR + 2.000%) due 04/02/25 §	382,968	374,352
Avantor Inc 6.572% (USD LIBOR + 3.750%) due 11/21/24 §	1,930,080	1,876,198
Bausch Health Cos Inc Term B (Canada) 5.379% (USD LIBOR + 3.000%) due 06/02/25 §	5,545,547	5,323,725
BioClinica Inc 6.750% (USD LIBOR + 4.250%) due 10/20/23 §	1,516,851	1,408,775
Carestream Dental Equiment Inc 6.053% (USD LIBOR + 3.250%) due 09/01/24 §	1,315,900	1,273,133
Change Healthcare Holdings LLC Term B 5.272% (USD LIBOR + 2.750%) due 03/01/24 §	4,239,936	4,039,421
CHG Healthcare Services Inc Term B 5.525% (USD LIBOR + 3.000%) due 06/07/23 §	2,206,474	2,129,247
CHG PPC Parent LLC Term B 5.272% (USD LIBOR + 2.750%) due 03/31/25 §	398,000	382,080
Coinamatic Canada Inc (Canada) 5.772% (USD LIBOR + 3.250%) due 05/14/22 §	243,768	235,236
Community Health Systems Inc Term H 5.957% (USD LIBOR + 3.250%) due 01/27/21 §	2,879,578	2,766,555
Concentra Inc 5.130% (USD LIBOR + 2.750%) due 06/01/22 §	679,010	650,152
CPI Holdco LLC 6.022% (USD LIBOR + 3.500%) due 03/21/24 §	492,184	481,725
CryoLife Inc Term B 6.053% (USD LIBOR + 3.250%) due 11/14/24 §	420,750	412,335
Del Monte Foods Inc 5.908% (USD LIBOR + 3.250%) due 02/18/21 §	1,026,331	851,000
Dhanani Group Inc Term B 6.272% (USD LIBOR + 3.750%) due 07/20/25 §	373,125	369,394
Diplomat Pharmacy Inc Term B 7.030% (USD LIBOR + 4.500%) due 12/20/24 §	402,500	399,984
DJO Finance LLC 5.709% (USD LIBOR + 3.250%) due 06/08/20 §	1,693,125	1,678,310
Dole Food Co Inc Term B 5.248% (USD LIBOR + 2.750%) due 04/06/24 §	1,034,688	997,180

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
EAB Global Inc 6.407% (USD LIBOR + 3.750%) due 11/15/24 §	$1,091,750	$1,039,892
Electro Rent Corp 7.487% (USD LIBOR + 5.000%) due 01/31/24 §	1,808,272	1,776,627
Element Materials Technology Group US Holdings Inc Term B 6.303% (USD LIBOR + 3.500%) due 06/28/24 §	321,750	316,924
Endo Luxembourg Finance Co I SARL Term B (Luxembourg) 6.813% (USD LIBOR + 4.250%) due 04/29/24 §	4,366,050	4,125,917
Envision Healthcare Corp 6.272% (USD LIBOR + 3.750%) due 10/10/25 §	2,900,000	2,715,528
Equian LLC Term B 5.756% (USD LIBOR + 3.250%) due 05/20/24 §	768,981	742,067
Financial & Risk US Holdings Inc 6.272% (USD LIBOR + 3.750%) due 10/01/25 §	700,000	656,600
Garda World Security Corp (Canada) 6.241% (USD LIBOR + 3.500%) due 05/24/24 §	1,181,063	1,129,391
Gentiva Health Services Inc 6.313% (USD LIBOR + 3.750%) due 07/02/25 §	1,267,412	1,235,726
GHX Ultimate Parent Corp 6.063% (USD LIBOR + 3.250%) due 06/28/24 §	690,992	653,852
Global Payments Inc Term B3 4.272% (USD LIBOR + 1.750%) due 04/21/23 §	291,754	280,996
Term B4 4.272% (USD LIBOR + 1.750%) due 10/17/25 §	1,000,000	957,500
Greatbatch Ltd Term B 5.390% (USD LIBOR + 3.000%) due 10/27/22 §	2,291,037	2,234,907
Grifols Worldwide Operations USA Inc 4.669% (USD LIBOR + 2.250%) due 01/31/25 §	2,063,250	1,983,299
Hearthside Food Solutions LLC
6.522% (USD LIBOR + 4.000%) due 05/31/25 §	275,000	267,094
Term B 6.210% (USD LIBOR + 3.687%) due 05/23/25 §	447,750	429,280
HLF Financing SARL Term B (Cayman) 5.772% (USD LIBOR + 3.250%) due 08/18/25 §	648,375	632,166
Horizon Pharma Inc Term B 5.563% (USD LIBOR + 3.000%) due 03/29/24 §	2,534,906	2,435,621
IAP Worldwide Services Inc
1.505% (USD LIBOR + 0.750%) due 07/18/19 § Ω ±	170,247	171,463
(2nd Lien) 9.303% (USD LIBOR + 6.500%) due 07/18/19 § Ω ±	897,886	717,142
Indivior Finance SARL Term B (Luxembourg) 7.030% (USD LIBOR + 4.500%) due 12/18/22 §	425,062	416,029
Information Resources Inc 7.022% (USD LIBOR + 4.500%) due 12/01/25 §	950,000	929,416
Jaguar Holding Co II 5.022% (USD LIBOR + 2.500%) due 08/18/22 §	6,534,578	6,223,277
JBS USA LLC Term B 5.260% (USD LIBOR + 2.500%) due 10/30/22 §	4,437,656	4,278,176

	Principal Amount	Value
KIK Custom Products Inc Term B (Canada) 6.522% (USD LIBOR + 4.000%) due 05/15/23 §	$2,234,890	$2,123,145
Kinetic Concepts Inc Term B 6.053% (USD LIBOR + 3.250%) due 02/02/24 §	1,625,250	1,568,366
KUEHG Corp 6.553% (USD LIBOR + 3.750%) due 02/21/25 §	2,221,745	2,148,427
LSC Communications Inc Term B 8.022% (USD LIBOR + 5.500%) due 09/30/22 §	528,750	524,784
Mallinckrodt International Finance SA (Luxembourg)
Term B 5.553% (USD LIBOR + 2.750%) due 09/24/24 §	2,565,366	2,356,471
5.618% (USD LIBOR + 3.000%) due 02/24/25 §	719,563	665,295
Monitronics International Inc Term B2 due 09/30/22 µ	1,025,252	922,214
MPH Acquisition Holdings LLC Term B 5.553% (USD LIBOR + 2.750%) due 06/07/23 §	1,341,153	1,268,395
Nomad Foods Europe Midco Ltd Term B4 (United Kingdom) 4.705% (USD LIBOR + 2.250%) due 05/15/24 §	1,375,000	1,306,250
One Call Corp Term B 7.705% (USD LIBOR + 5.250%) due 11/25/22 §	1,236,315	1,099,702
Ortho-Clinical Diagnostics SA Term B 5.756% (USD LIBOR + 3.250%) due 06/30/25 §	2,847,689	2,655,470
Parexel International Corp Term B 5.272% (USD LIBOR + 2.750%) due 09/27/24 §	2,197,188	2,002,187
PharMerica Corp 5.955% (USD LIBOR + 3.500%) due 12/06/24 §	669,938	640,628
Post Holdings Inc Series A 4.510% (USD LIBOR + 2.000%) due 05/24/24 §	610,108	591,042
Prestige Brands Inc Term B4 4.522% (USD LIBOR + 2.000%) due 01/26/24 §	1,453,398	1,403,437
Prime Security Services Borrower LLC 5.272% (USD LIBOR + 2.750%) due 05/02/22 §	497,475	478,198
Prometric Holdings Inc 5.530% (USD LIBOR + 3.000%) due 01/29/25 §	248,125	240,061
Prospect Medical Holdings Inc Term B 7.938% (USD LIBOR + 5.500%) due 02/22/24 §	967,688	960,430
PSC Industrial Holdings Corp 6.205% (USD LIBOR + 3.750%) due 10/03/24 §	594,000	580,635
R1 RCM Inc 7.772% (USD LIBOR + 5.250%) due 05/08/25 §	348,250	344,768
RadNet Inc 6.190% (USD LIBOR + 3.750%) due 06/30/23 §	914,010	904,870
Restaurant Technologies Inc 5.646% (USD LIBOR + 3.250%) due 10/01/25 §	125,000	121,875
Select Medical Corp Term B 4.962% (USD LIBOR + 2.500%) due 03/06/25 §	3,954,562	3,786,494

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
ServiceMaster Co Term B 5.022% (USD LIBOR + 2.500%) due 11/08/23 §	$740,712	$726,824
Sound Inpatient Physicians 5.272% (USD LIBOR + 2.750%) due 06/27/25 §	298,500	290,291
Surgery Center Holdings Inc Term B 5.780% (USD LIBOR + 3.250%) due 09/02/24 §	1,834,337	1,751,792
Syneos Health Inc Term B 4.522% (USD LIBOR + 2.000%) due 08/01/24 §	305,250	295,329
Syniverse Holdings Inc 7.455% (USD LIBOR + 5.000%) due 03/09/23 § ±	818,813	720,555
Team Health Holdings Inc 5.272% (USD LIBOR + 2.750%) due 02/06/24 §	2,250,149	2,030,760
Trans Union LLC Term B4 4.522% (USD LIBOR + 2.000%) due 06/19/25 §	273,625	264,105
United Rentals Inc Term B 4.272% (USD LIBOR + 1.750%) due 10/31/25 §	573,563	561,518
Universal Health Services Inc Term B 4.272% (USD LIBOR + 1.750%) due 10/31/25 §	275,000	271,563
Universal Hospital Services Inc 7.625% due 08/15/20	275,000	266,750
US Anesthesia Partners Inc 5.522% (USD LIBOR + 3.000%) due 06/23/24 §	1,432,727	1,376,134
US Foods Inc Term B 4.522% (USD LIBOR + 2.000%) due 06/27/23 §	1,503,360	1,429,444
Verscend Holding Corp Term B 7.022% (USD LIBOR + 4.500%) due 08/27/25 §	947,625	919,196
Viant Medical Holdings Inc 6.553% (USD LIBOR + 3.750%) due 07/02/25 §	299,250	296,258
WASH Multifamily Laundry Systems LLC 5.772% (USD LIBOR + 3.250%) due 05/14/22 §	1,489,940	1,437,792
Wink Holdco Inc Term B 5.522% (USD LIBOR + 3.000%) due 12/02/24 §	396,000	376,200
Worldpay LLC
Term B3 4.189% (USD LIBOR + 1.750%) due 10/14/23 §	165,901	160,095
Term B4 4.190% (USD LIBOR + 1.750%) due 08/09/24 §	347,375	334,204

		121,691,229

Diversified - 0.5%

Stena International SARL Term B (Luxembourg) 5.810% (USD LIBOR + 3.000%) due 03/03/21 §	1,214,438	1,152,198
Travelport Finance SARL Term B (Luxembourg) 5.116% (USD LIBOR + 2.500%) due 03/17/25 §	1,607,589	1,583,475

		2,735,673

Energy - 2.8%

Apergy Corp 5.063% (USD LIBOR + 2.500%) due 05/09/25 §	200,602	189,569
Apro LLC Term B 6.590% (USD LIBOR + 4.000%) due 08/08/24 §	218,063	215,609

	Principal Amount	Value
Centurion Pipeline Co LLC Term B 6.053% (USD LIBOR + 3.250%) due 09/29/25 §	$150,000	$143,625
Citgo Petroleum Corp Term B 6.303% (USD LIBOR + 3.500%) due 07/29/21 §	4,900,235	4,808,356
Delek US Holdings Inc Term B 4.772% (USD LIBOR + 2.250%) due 03/31/25 §	297,750	290,306
Fieldwood Energy LLC 7.772% (USD LIBOR + 5.250%) due 04/11/22 §	2,919,795	2,744,607
Granite Acquisition Inc
Term B 6.303% (USD LIBOR + 3.500%) due 12/19/21 §	2,032,200	2,001,083
Term C 6.303% (USD LIBOR + 3.500%) due 12/19/21 §	92,720	91,301
McDermott Technology Americas Inc 7.522% (USD LIBOR + 5.000%) due 05/10/25 §	744,375	696,363
MEG Energy Corp Term B (Canada) 6.030% (USD LIBOR + 3.500%) due 12/31/23 §	442,278	435,275
Murray Energy Corp Term B2 9.777% (USD LIBOR + 7.250%) due 10/17/22 §	1,502,473	1,262,077
Oxbow Carbon LLC Term B 6.022% (USD LIBOR + 3.500%) due 01/04/23 §	522,500	513,356
Sonneborn LLC 6.272% (USD LIBOR + 3.750%) due 12/10/20 §	279,573	278,175
Sonneborn Refined Products BV (Netherlands) 6.272% (USD LIBOR + 3.750%) due 12/10/20 §	49,337	49,090
Ultra Resources Inc 6.469% (USD LIBOR + 4.000%) due 04/12/24 §	900,000	819,750

		14,538,542

Financial - 11.9%

Advisor Group Inc 6.272% (USD LIBOR + 3.750%) due 08/15/25 §	349,125	343,888
Alliant Holdings I Inc Term B 5.205% (USD LIBOR + 2.750%) due 05/09/25 §	1,286,396	1,219,504
AmWINS Group Inc Term B 5.242% (USD LIBOR + 2.750%) due 01/25/24 §	1,745,843	1,672,372
Aretec Group Inc 6.772% (USD LIBOR + 4.250%) due 10/01/25 §	725,000	706,875
Asurion LLC
(2nd Lien) 9.022% (USD LIBOR + 6.500%) due 08/04/25 §	1,925,000	1,886,500
Term B4 5.522% (USD LIBOR + 3.000%) due 08/04/22 §	2,587,984	2,493,523
Term B6 5.522% (USD LIBOR + 3.000%) due 11/03/23 §	1,959,272	1,881,718
Blackhawk Network Holdings Inc 5.522% (USD LIBOR + 3.000%) due 06/15/25 §	497,500	474,905
Brookfield Property Inc Term B 5.022% (USD LIBOR + 1.500%) due 08/27/25 §	600,000	566,893

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Citco Funding LLC 5.022% (USD LIBOR + 2.500%) due 09/28/23 §	$3,156,463	$3,053,878
Delos Finance SARL Term B (Luxembourg) 4.553% (USD LIBOR + 1.750%) due 10/06/23 §	2,000,000	1,951,000
Ditech Holding Corp 8.522% (USD LIBOR + 6.000%) due 06/30/22 §	1,831,927	1,564,007
DTZ US Borrower LLC Term B 5.772% (USD LIBOR + 3.250%) due 08/21/25 §	3,466,313	3,314,661
Duff & Phelps Corp Term B 5.772% (USD LIBOR + 3.250%) due 02/13/25 §	1,243,734	1,177,661
EIG Management Co LLC Term B 6.254% (USD LIBOR + 3.750%) due 02/22/25 §	223,313	221,079
FB Income Adviser LLC Term B 4.875% (USD LIBOR + 2.500%) due 08/01/25 §	324,188	312,841
Flying Fortress Inc Term B 4.553% (USD LIBOR + 1.750%) due 10/30/22 §	2,513,333	2,469,350
Focus Financial Partners LLC 5.022% (USD LIBOR + 2.500%) due 07/03/24 §	1,169,125	1,135,513
Freedom Mortgage Corp 7.272% (USD LIBOR + 4.750%) due 02/23/22 §	2,752,527	2,731,024
Greenhill & Co Inc 6.468% (USD LIBOR + 3.750%) due 10/12/22 §	820,313	819,287
GreenSky Holdings LLC Term B 5.813% (USD LIBOR + 3.250%) due 03/31/25 §	1,166,188	1,128,286
GTCR Valor Cos Inc Term B1 5.553% (USD LIBOR + 2.750%) due 06/16/23 §	1,293,153	1,244,660
Guggenheim Partners LLC 5.272% (USD LIBOR + 2.750%) due 07/21/23 §	2,215,345	2,179,346
Harbourvest Partners LLC Term B 4.690% (USD LIBOR + 2.250%) due 03/01/25 §	1,522,619	1,476,941
Henry Co LLC Term B 6.522% (USD LIBOR + 4.000%) due 10/05/23 §	220,995	215,654
Hub International Ltd Term B 5.240% (USD LIBOR + 2.750%) due 04/25/25 §	3,034,750	2,872,898
IG Investment Holdings LLC 6.139% (USD LIBOR + 3.500%) due 05/23/25 §	1,201,547	1,174,887
Iron Mountain Inc Term B 4.272% (USD LIBOR + 1.750%) due 01/02/26 §	694,750	658,276
LPL Holdings Inc Term B 4.729% (USD LIBOR + 2.250%) due 09/23/24 §	1,182,902	1,140,021
LSF9 Atlantis Holdings LLC 8.380% (USD LIBOR + 6.000%) due 05/01/23 §	975,527	924,312
MGM Growth Properties Operating Partnership LP Term B 4.522% (USD LIBOR + 2.000%) due 03/21/25 §	5,338,987	5,115,417
MIP Delaware LLC Term B1 5.803% (USD LIBOR + 3.000%) due 03/09/20 §	121,676	121,067

	Principal Amount	Value
NFP Corp Term B 5.522% (USD LIBOR + 3.000%) due 01/08/24 §	$249,364	$236,480
Ocwen Financial Corp Term B 7.504% (USD LIBOR + 5.000%) due 12/05/20 §	172,761	171,681
Oz Management LP 7.250% (USD LIBOR + 4.750%) due 04/10/23 §	320,000	317,600
RE/MAX International Inc Term B 5.272% (USD LIBOR + 2.750%) due 12/15/23 §	1,734,624	1,682,585
Realogy Group LLC Term B 4.705% (USD LIBOR + 2.250%) due 02/08/25 §	1,989,950	1,885,477
RHP Hotel Properties LP Term B 4.440% (USD LIBOR + 2.000%) due 05/11/24 §	861,416	833,420
Sedgwick Claims Management Services Inc Term B due 11/06/25 µ	750,000	748,125
USI Inc 5.803% (USD LIBOR + 3.000%) due 05/16/24 §	1,876,250	1,776,809
Victory Capital Holdings Inc Term B 5.553% (USD LIBOR + 2.750%) due 02/12/25 §	213,889	211,884
Virtus Investment Partners Inc 4.908% (USD LIBOR + 2.500%) due 06/01/24 §	443,339	437,243
Walker & Dunlop Inc Term B 4.772% (USD LIBOR + 2.250%) due 10/31/25 §	3,125,000	3,109,375
Werner FinCo LP 6.349% (USD LIBOR + 4.000%) due 07/24/24 §	1,136,367	1,071,026

		60,729,949

Industrial - 14.5%

Accudyne Industries LLC 5.522% (USD LIBOR + 3.000%) due 08/18/24 §	533,000	507,016
AL Alpine AT Bidco GmbH Term B (Austria) 5.809% (USD LIBOR + 3.250%) due 10/31/25 §	150,000	143,625
Apex Tool Group LLC Term B 6.272% (USD LIBOR + 3.750%) due 02/01/22 §	1,974,375	1,902,310
Atkore International Inc 5.560% (USD LIBOR + 2.750%) due 12/22/23 §	321,750	307,271
Avolon SARL Term B3 4.470% (USD LIBOR + 2.000%) due 01/15/25 §	3,699,443	3,570,802
Berlin Packaging LLC 5.424% (USD LIBOR + 3.000%) due 11/07/25 §	1,144,250	1,088,468
Berry Global Inc Term T 4.137% (USD LIBOR + 1.750%) due 01/06/21 §	4,321,848	4,230,782
Brand Energy & Infrastructure Services Inc 6.732% (USD LIBOR + 4.250%) due 06/21/24 §	739,491	702,886
Brookfield WEC Holdings Inc 6.272% (USD LIBOR + 3.750%) due 08/01/25 §	1,400,000	1,359,050
BWAY Holding Co Term B 5.658% (USD LIBOR + 3.250%) due 04/03/24 §	1,189,481	1,123,316

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Celestica Inc Term B (Canada)
4.631% (USD LIBOR + 2.125%) due 06/27/25 §	$248,750	$243,775
5.006% (USD LIBOR + 2.500%) due 06/27/25 §	200,000	196,400
Clark Equipment Co Term B 4.803% (USD LIBOR + 2.000%) due 05/18/24 §	993,131	949,061
Consolidated Container Co LLC 5.272% (USD LIBOR + 2.750%) due 05/22/24 §	641,891	619,425
CPG International Inc 6.633% (USD LIBOR + 3.750%) due 05/05/24 §	1,917,273	1,840,582
CPM Holdings Inc 6.272% (USD LIBOR + 3.750%) due 11/15/25 §	200,000	195,500
CTC AcquiCo GmbH Term B2 (Germany) 5.707% (USD LIBOR + 3.000%) due 03/07/25 §	931,151	923,050
Dayco Products LLC Term B 6.957% (USD LIBOR + 4.250%) due 05/19/23 §	636,658	623,925
Delachaux SA Term B2 (France) 6.313% (USD LIBOR + 3.500%) due 10/28/21 §	313,128	305,300
DXP Enterprises Inc Term B 7.272% (USD LIBOR + 4.750%) due 08/29/23 §	419,688	418,114
Dynacast International LLC Term B2 5.772% (USD LIBOR + 3.250%) due 01/28/22 §	873,611	832,115
Energizer Holdings Inc Term B 4.705% (USD LIBOR + 2.250%) due 06/20/25 §	325,000	315,250
EnergySolutions LLC Term B 6.553% (USD LIBOR + 3.750%) due 05/09/25 §	1,741,250	1,619,363
Engineered Machinery Holdings Inc 6.053% (USD LIBOR + 3.250%) due 07/19/24 §	272,250	261,360
EWT Holdings III Corp 5.522% (USD LIBOR + 3.000%) due 12/20/24 §	2,427,920	2,349,013
Filtration Group Corp 5.522% (USD LIBOR + 3.000%) due 03/29/25 §	2,977,500	2,877,009
Flex Acquisition Co Inc
5.349% (USD LIBOR + 3.000%) due 12/29/23 §	2,905,750	2,744,118
5.599% (USD LIBOR + 3.250%) due 06/29/25 §	897,750	854,359
FrontDoor Inc Term B 5.063% (USD LIBOR + 2.500%) due 08/14/25 §	299,250	288,776
Gardner Denver Inc Term B 5.272% (USD LIBOR + 2.750%) due 07/30/24 §	815,129	790,166
Gates Global LLC Term B 5.272% (USD LIBOR + 2.750%) due 04/01/24 §	3,243,629	3,091,078
Gemini HDPE LLC Term B 5.027% (USD LIBOR + 2.500%) due 08/07/24 §	351,183	339,769
GFL Environmental Inc Term B (Canada) 5.522% (USD LIBOR + 3.000%) due 05/30/25 §	1,492,913	1,399,606
Global Brass & Copper Inc Term B 5.063% (USD LIBOR + 2.500%) due 05/29/25 §	513,188	496,509

	Principal Amount	Value
Hamilton Holdco LLC Term B (Australia) 4.810% (USD LIBOR + 2.000%) due 07/02/25 §	$522,375	$502,133
Hanjin International Corp Term B 4.945% (USD LIBOR + 2.500%) due 10/18/20 §	425,000	414,375
IBC Capital Ltd (Cayman) 6.551% (USD LIBOR + 3.750%) due 09/11/23 §	372,188	360,091
Milacron LLC Term B 5.022% (USD LIBOR + 2.500%) due 09/28/23 §	1,547,706	1,454,844
Multi Color Corp Term B 4.522% (USD LIBOR + 2.000%) due 10/31/24 §	272,250	258,637
NCI Building Systems Inc 6.175% (USD LIBOR + 3.750%) due 04/12/25 §	473,810	433,536
Paladin Brands Holding Inc Term B 8.313% (USD LIBOR + 5.500%) due 08/15/22 §	1,013,584	1,008,516
Pelican Products Inc 5.879% (USD LIBOR + 3.500%) due 05/01/25 §	373,125	354,469
Penn Engineering & Manufacturing Corp Term B 5.272% (USD LIBOR + 2.750%) due 06/27/24 §	690,734	668,286
Quikrete Holdings Inc 5.272% (USD LIBOR + 2.750%) due 11/15/23 §	2,556,752	2,440,101
Reynolds Group Holdings Inc 5.272% (USD LIBOR + 2.750%) due 02/05/23 §	3,972,315	3,803,491
Robertshaw US Holding Corp 6.063% (USD LIBOR + 3.500%) due 02/28/25 §	994,994	910,419
Shape Technologies Group Inc 5.479% (USD LIBOR + 3.000%) due 04/21/25 §	149,250	145,892
Southwire Co Term B 4.455% (USD LIBOR + 2.000%) due 05/19/25 §	373,125	366,129
Spectrum Holdings III Corp 5.772% (USD LIBOR + 3.250%) due 01/31/25 §	293,532	282,524
Summit Materials Cos I LLC Term B 4.522% (USD LIBOR + 2.000%) due 11/21/24 §	1,287,000	1,236,324
Tecomet Inc 5.887% (USD LIBOR + 3.500%) due 05/01/24 §	2,881,124	2,780,285
Thermon Industries Inc Term B 6.099% (USD LIBOR + 3.750%) due 10/24/24 §	286,163	279,724
Titan Acquisition Ltd Term B (United Kingdom) 5.522% (USD LIBOR + 3.000%) due 03/28/25 §	2,406,813	2,227,806
TransDigm Inc
Term F 5.022% (USD LIBOR + 2.500%) due 06/09/23 §	3,843,628	3,641,838
Term G 5.022% (USD LIBOR + 2.500%) due 08/22/24 §	1,801,040	1,703,483
Trident TPI Holdings Inc Term B1 5.772% (USD LIBOR + 3.250%) due 10/17/24 §	545,244	516,619
TTM Technologies Inc 4.849% (USD LIBOR + 2.500%) due 09/28/24 §	242,412	227,564

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
USIC Holdings Inc Term B 5.772% (USD LIBOR + 3.250%) due 12/08/23 §	$124,082	$118,911
Welbilt Inc Term B 5.022% (USD LIBOR + 2.500%) due 10/23/25 §	714,692	682,531
Wesco Aircraft Hardware Corp Term A 5.522% (USD LIBOR + 3.000%) due 11/30/20 §	909,688	896,042
WireCo WorldGroup Inc 7.522% (USD LIBOR + 5.000%) due 09/30/23 §	366,563	363,660
WP CPP Holdings LLC 6.280% (USD LIBOR + 3.750%) due 04/30/25 §	1,097,250	1,061,589
XPO Logistics Inc Term B 4.509% (USD LIBOR + 2.000%) due 02/24/25 §	500,000	480,625
Zekelman Industries Inc Term B 4.862% (USD LIBOR + 2.250%) due 06/14/21 §	5,106,635	4,947,052

		74,076,645

Technology - 10.4%

Almonde Inc 6.303% (USD LIBOR + 3.500%) due 06/13/24 §	1,525,138	1,426,766
Applied Systems Inc 5.522% (USD LIBOR + 3.000%) due 09/19/24 §	2,250,303	2,160,993
Aptean Inc 7.060% (USD LIBOR + 4.250%) due 12/20/22 §	429,542	425,515
Avast Software BV Term B (Netherlands) 5.303% (USD LIBOR + 2.500%) due 09/30/23 §	1,094,943	1,062,551
Banff Merger Sub Inc Term B 7.053% (USD LIBOR + 4.250%) due 10/02/25 §	1,800,000	1,732,050
Barracuda Networks Inc 5.720% (USD LIBOR + 3.250%) due 02/12/25 §	323,375	309,632
Bracket Intermediate Holding Corp Term B 7.001% (USD LIBOR + 4.250%) due 09/05/25 §	548,625	547,253
Bright Bidco BV Term B (Netherlands) 6.212% (USD LIBOR + 3.500%) due 06/30/24 §	1,010,427	860,126
Cabot Microelectronics Corp Term B 4.813% (USD LIBOR + 2.250%) due 11/14/25 §	500,000	483,125
Ceridian HCM Holding Inc Term B 5.772% (USD LIBOR + 3.250%) due 04/30/25 §	2,892,750	2,784,272
Cohu Inc Term B 5.813% (USD LIBOR + 3.000%) due 09/20/25 §	473,813	457,229
Cypress Semiconductor Corp Term B 4.530% (USD LIBOR + 2.000%) due 07/05/21 §	619,610	601,538
DigiCert Inc Term B1 6.522% (USD LIBOR + 4.000%) due 10/31/24 §	1,368,570	1,317,249
Donnelley Financial Solutions Inc Term B 5.420% (USD LIBOR + 3.000%) due 10/02/23 §	894,107	876,225
Entegris Inc Term B 4.522% (USD LIBOR + 2.000%) due 11/01/25 §	250,000	243,750

	Principal Amount	Value
Epicor Software Corp 5.780% (USD LIBOR + 3.250%) due 06/01/22 §	$172,659	$165,698
Flexera Software LLC 5.780% (USD LIBOR + 3.250%) due 02/26/25 §	722,118	698,198
GlobalLogic Holdings Inc 5.756% (USD LIBOR + 3.250%) due 08/01/25 §	261,844	252,504
Harland Clarke Holdings Corp Term B7 7.553% (USD LIBOR + 4.750%) due 11/03/23 §	998,898	908,997
Infor US Inc Term B6 5.272% (USD LIBOR + 2.750%) due 02/01/22 §	3,354,177	3,222,056
Informatica LLC 5.772% (USD LIBOR + 3.250%) due 08/05/22 §	4,154,606	4,040,355
Inovalon Holdings Inc Term B 5.938% (USD LIBOR + 3.500%) due 04/02/25 §	748,125	721,941
Kronos Inc Term B 5.541% (USD LIBOR + 3.000%) due 11/01/23 §	5,581,144	5,335,808
Lattice Semiconductor Corp 6.633% (USD LIBOR + 4.250%) due 03/10/21 §	338,185	337,763
Lumentum Holdings 5.022% (USD LIBOR + 2.500%) due 08/07/25 §	375,000	362,813
MA Finance Co LLC
Term B2 4.772% (USD LIBOR + 2.250%) due 11/19/21 §	2,916,349	2,796,050
Term B3 5.022% (USD LIBOR + 2.500%) due 06/21/24 §	297,625	278,280
MACOM Technology Solutions Holdings Inc 4.772% (USD LIBOR + 2.250%) due 05/17/24 §	897,728	850,598
Microchip Technology Inc Term B 4.530% (USD LIBOR + 2.000%) due 05/29/25 §	1,469,542	1,397,902
MTS Systems Corp Term B 5.710% (USD LIBOR + 3.250%) due 07/05/23 §	699,934	675,436
Navicure Inc Term B 6.272% (USD LIBOR + 3.750%) due 11/01/24 §	644,122	631,239
Renaissance Holding Corp 5.772% (USD LIBOR + 3.250%) due 05/30/25 §	746,250	694,945
Seattle Spinco Inc Term B3 5.022% (USD LIBOR + 2.500%) due 06/21/24 §	2,009,937	1,879,291
SkillSoft Corp 7.272% (USD LIBOR + 4.750%) due 04/28/21 §	2,733,570	2,217,609
SolarWinds Holdings Inc Term B 5.272% (USD LIBOR + 2.750%) due 02/05/24 §	1,463,991	1,410,921
Solera LLC Term B 5.272% (USD LIBOR + 2.750%) due 03/03/23 §	2,160,457	2,044,333
SS&C Technologies Holdings Europe SARL Term B4 (Luxembourg) 4.772% (USD LIBOR + 2.250%) due 04/16/25 §	302,167	287,247
SS&C Technologies Inc Term B3 4.772% (USD LIBOR + 2.250%) due 04/16/25 §	796,614	756,214

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Tibco Software Inc Term B 6.010% (USD LIBOR + 3.500%) due 12/04/20 §	$467,839	$456,143
TriTech Software Systems Term B 6.272% (USD LIBOR + 3.750%) due 08/29/25 §	525,000	512,695
Ultra Clean Holdings Inc Term B 9.000% (US PRIME + 3.500%) due 08/27/25 §	546,563	521,967
Verifone Systems Inc 6.645% (USD LIBOR + 4.000%) due 08/20/25 §	575,000	557,510
Veritas Bermuda Ltd Term B 7.092% (USD LIBOR + 4.500%) due 01/27/23 §	1,314,330	1,130,872
Vero Parent Inc Term B 7.022% (USD LIBOR + 4.500%) due 08/16/24 §	1,234,406	1,229,777
Wall Street Systems Delaware Inc Term B 5.522% (USD LIBOR + 3.000%) due 11/21/24 §	1,591,748	1,498,233

		53,161,669

Utilities - 1.1%

Calpine Construction Finance Co LP Term B 5.022% (USD LIBOR + 2.500%) due 01/15/25 §	290,476	274,741
Calpine Corp Term B5 5.310% (USD LIBOR + 2.500%) due 01/15/24 §	3,138,157	2,987,623
Longview Power LLC Term B 8.530% (USD LIBOR + 6.000%) due 04/13/21 §	1,182,125	997,911
Talen Energy Supply LLC Term B2 6.522% (USD LIBOR + 4.000%) due 04/15/24 §	439,875	434,193
The Dayton Power & Light Co Term B 4.510% (USD LIBOR + 2.000%) due 08/24/22 §	343,000	340,428
Vistra Energy Corp Term B3 4.473% (USD LIBOR + 2.000%) due 12/31/25 §	671,625	646,775

		5,681,671

Total Senior Loan Notes (Cost $521,255,661)		495,218,276

SHORT-TERM INVESTMENT - 1.1%

Repurchase Agreement - 1.1%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $5,447,769; collateralized by U.S. Treasury Inflation Index Notes: 0.625% due 01/15/26 and value $5,558,765)	5,447,618	5,447,618

Total Short-Term Investment (Cost $5,447,618)		5,447,618

TOTAL INVESTMENTS - 98.4% (Cost $527,714,983)		502,359,766

OTHER ASSETS & LIABILITIES, NET - 1.6%		8,330,977

NET ASSETS - 100.0%		$510,690,743

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	24.2%
Industrial	14.5%
Consumer, Cyclical	13.5%
Communications	13.3%
Financial	11.9%
Technology	10.4%
Basic Materials	5.1%
Others (each less than 3.0%)	5.5%

98.4%
Other Assets & Liabilities, Net	1.6%

100.0%

(b)

Investments with a total aggregate value of $4,841,984 or 0.9% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Investments with a total aggregate value of $1,653,314 or 0.3% of the Fund’s net assets were in default as of December 31, 2018.

(d)	Pursuant to the terms of the following senior loan agreements, the Fund had unfunded loan commitments, which could be extended at the option of the borrower:

Borrower	Unfunded Loan Commitments	Value	Unrealized Appreciation (Depreciation)
GlobalLogic Holdings Inc §	$37,500	$36,363	($1,137)
IAP Worldwide Services Inc § Ω ±	611,535	503,196	(108,339)

	$649,035	$539,559	($109,476)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FLOATING RATE LOAN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Communications	$129,706	$-	$-	$129,706
	Consumer, Non-Cyclical	1,442,800	-	-	1,442,800
	Energy	1,442	-	-	1,442
	Technology	14	14	-	-

	Total Common Stocks	1,573,962	14	-	1,573,948

	Corporate Bonds & Notes	119,910	-	119,910	-
	Senior Loan Notes	495,218,276	-	491,116,764	4,101,512
	Short-Term Investment	5,447,618	-	5,447,618	-
	Unfunded Loan Commitments (1)	539,559	-	36,363	503,196

	Total	$502,899,325	$14	$496,720,655	$6,178,656

(1) See note (d) in Notes to Schedule of Investments.

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2018:

	Common Stocks	Senior Loan Notes and Unfunded Loan Commitments	Total
Value, Beginning of Year	$1,260,555	$8,474,540	$9,735,095
Purchases	-	992,650	992,650
Sales (Includes Paydowns)	-	(5,229,761)	(5,229,761)
Accrued Discounts (Premiums)	-	52,974	52,974
Net Realized Gains (Losses)	-	(388,650)	(388,650)
Change in Net Unrealized Appreciation (Depreciation)	183,687	1,084,749	1,268,436
Transfers In	129,706	616,117	745,823
Transfers Out	-	(997,911)	(997,911)

Value, End of Year	$1,573,948	$4,604,708	$6,178,656

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$183,687	$278,805	$462,492

Additional information about Level 3 fair value measurements as of December 31, 2018 was as follows:

	Value at 12/31/18	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs	Weighted Average
Common Stocks	$1,573,948	Discounted Cash Flow	Discount for lack of marketability	20.0%	N/A
			Projected revenue growth	(5.0%) - 7.5%	(0.3%)
			Projected EBITDA growth	4.7% - 14.2%	9.5%
			Discount rate	8.3% - 9.2%	8.7%
			EBITDA Multiple	0.7 - 13.2	5.9
		Third Party Pricing	N/A	N/A	N/A
Senior Loan Notes and Unfunded Loan Commitments	3,268,036	Liquidation Sales Analysis	Estimated amount of liquidation proceeds	31.9	N/A
			Estimated recovery percentage	50.9%	N/A
		Matrix Model	Spread	300.0	N/A
			Average Life	3.0	N/A
			Discount for lack of marketability	10.0%	N/A
		Demand Yield Model	Spread to LIBOR	(5.5%) - (2.6%)	(4.0%)
			Discount for lack of marketability	20.0%	N/A
	1,336,672	Single Broker Quote	N/A	N/A	N/A

A significant increase in the discount for lack of marketability, probability of default, or spread to LIBOR and discount rate could result in a decrease to the fair value measurement. A significant increase in estimated liquidation value, projected revenue growth, projected EBITDA growth/margin, or EBITDA multiples could result in an increase to the fair value measurement. Conversely, significant movements in the opposite direction in each of these unobservable inputs could have the inverse effect on the fair value measurement.

Demand Yield: Using this approach to determine fair value, the investment adviser assesses the likelihood that the borrower will make a full repayment of the loan underlying such senior loan note and will determine fair value using a matrix pricing approach relative to yields on other senior loan notes issued by companies of comparable credit quality.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 1.6%

Basic Materials - 0.1%

Constellium NV ‘A’ *	181,179	$1,266,441

Consumer, Cyclical - 0.6%

Cedar Fair LP	50,323	2,380,278
Mohawk Industries Inc *	5,494	642,578
Party City Holdco Inc *	152,133	1,518,288
Six Flags Entertainment Corp	44,476	2,474,200

		7,015,344

Financial - 0.5%

Bank of America Corp	100,265	2,470,529
Outfront Media Inc REIT	65,030	1,178,344
Wells Fargo & Co	23,850	1,099,008

		4,747,881

Industrial - 0.2%

Evoqua Water Technologies Corp *	92,454	887,558
Xylem Inc	16,647	1,110,688

		1,998,246

Technology - 0.2%

NXP Semiconductors NV (Netherlands)	23,076	1,691,009

Total Common Stocks (Cost $19,280,406)		16,718,921

EXCHANGE-TRADED FUND - 0.8%

SPDR Bloomberg Barclays High Yield Bond	241,000	8,095,190

Total Exchange-Traded Fund (Cost $8,556,344)		8,095,190

	Principal Amount

CORPORATE BONDS & NOTES - 86.3%

Basic Materials - 2.3%

Alcoa Nederland Holding BV 7.000% due 09/30/26 ~	$3,557,000	3,645,925
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	6,725,000	6,593,863
Constellium NV
5.875% due 02/15/26 ~	500,000	446,250
6.625% due 03/01/25 ~	4,150,000	3,859,500
Hexion Inc 6.625% due 04/15/20	2,925,000	2,340,000
JW Aluminum Continuous Cast Co 10.250% due 06/01/26 ~	3,100,000	3,107,750
Olin Corp 5.000% due 02/01/30	3,975,000	3,498,000

		23,491,288

Communications - 12.3%

Altice Financing SA (Luxembourg) 7.500% due 05/15/26 ~	2,475,000	2,264,625
Altice France SA (France) 7.375% due 05/01/26 ~	4,075,000	3,749,000
CCO Holdings LLC
5.750% due 09/01/23	3,050,000	3,042,375
5.875% due 04/01/24 ~	6,950,000	6,932,625
CommScope Technologies LLC 6.000% due 06/15/25 ~	3,050,000	2,790,750

	Principal Amount	Value
CSC Holdings LLC
5.125% due 12/15/21 ~	$2,600,000	$2,554,500
5.375% due 02/01/28 ~	650,000	599,417
5.500% due 05/15/26 ~	3,350,000	3,165,750
6.625% due 10/15/25 ~	6,400,000	6,496,000
7.500% due 04/01/28 ~	625,000	626,563
10.875% due 10/15/25 ~	2,185,000	2,459,043
DISH DBS Corp 5.875% due 11/15/24	2,000,000	1,617,500
Frontier Communications Corp
8.500% due 04/01/26 ~	900,000	789,750
10.500% due 09/15/22	2,250,000	1,575,000
11.000% due 09/15/25	2,000,000	1,254,900
Intelsat Jackson Holdings SA (Luxembourg)
8.000% due 02/15/24 ~	1,700,000	1,755,250
8.500% due 10/15/24 ~	1,750,000	1,706,250
Lamar Media Corp 5.750% due 02/01/26	4,025,000	4,090,406
Level 3 Financing Inc
5.250% due 03/15/26	6,990,000	6,413,325
5.375% due 01/15/24	4,040,000	3,858,200
Level 3 Parent LLC 5.750% due 12/01/22	2,500,000	2,461,475
Outfront Media Capital LLC
5.250% due 02/15/22	2,375,000	2,372,031
5.625% due 02/15/24	1,250,000	1,235,937
5.875% due 03/15/25	8,274,000	8,149,890
Radiate Holdco LLC 6.875% due 02/15/23 ~	3,500,000	3,193,750
Sprint Capital Corp
6.875% due 11/15/28	1,750,000	1,658,125
8.750% due 03/15/32	2,350,000	2,485,125
Sprint Corp
7.250% due 09/15/21	11,200,000	11,491,200
7.625% due 02/15/25	12,450,000	12,481,125
7.625% due 03/01/26	1,200,000	1,188,000
T-Mobile USA Inc
5.125% due 04/15/25	1,900,000	1,852,500
6.000% due 04/15/24	900,000	902,250
6.500% due 01/15/26	6,000,000	6,135,000
Townsquare Media Inc 6.500% due 04/01/23 ~	4,049,000	3,740,264
Uber Technologies Inc 8.000% due 11/01/26 ~	3,200,000	3,096,000
Virgin Media Secured Finance PLC (United Kingdom) 5.500% due 08/15/26 ~	8,850,000	8,207,047

		128,390,948

Consumer, Cyclical - 18.7%

Air Canada Pass-Through Trust ‘B’ (Canada) 5.375% due 11/15/22 ~	1,632,063	1,651,322
American Airlines Pass-Through Trust ‘B’ 5.250% due 07/15/25	3,971,107	4,096,148
5.625% due 07/15/22 ~	1,314,863	1,325,526
American Axle & Manufacturing Inc
6.250% due 04/01/25	2,175,000	1,987,406
6.500% due 04/01/27	1,400,000	1,258,250
Aramark Services Inc 5.000% due 04/01/25 ~	5,775,000	5,659,500
Beazer Homes USA Inc 5.875% due 10/15/27	9,775,000	7,771,125
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	6,025,000	5,196,563
Carrols Restaurant Group Inc 8.000% due 05/01/22	4,075,000	4,090,281
CCM Merger Inc 6.000% due 03/15/22 ~	825,000	839,231
CEC Entertainment Inc 8.000% due 02/15/22	4,350,000	3,828,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Cedar Fair LP 5.375% due 06/01/24	$9,825,000	$9,653,062
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	9,375,000	8,460,937
Core & Main LP 6.125% due 08/15/25 ~	5,675,000	5,064,938
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	4,750,000	4,702,500
Gateway Casinos & Entertainment Ltd (Canada) 8.250% due 03/01/24 ~	3,475,000	3,535,813
Golden Nugget Inc
6.750% due 10/15/24 ~	8,450,000	7,985,250
8.750% due 10/01/25 ~	9,125,000	8,805,625
Hilton Domestic Operating Co Inc 5.125% due 05/01/26 ~	2,000,000	1,925,000
Hilton Grand Vacations Borrower LLC 6.125% due 12/01/24	4,100,000	4,089,750
IHO Verwaltungs GmbH (Germany)
4.125% Cash or 4.875 PIK due 09/15/21 ~	800,000	764,000
4.750% Cash or 5.500 PIK due 09/15/26 ~	5,600,000	4,903,192
Jack Ohio Finance LLC 6.750% due 11/15/21 ~	2,500,000	2,531,250
Jacobs Entertainment Inc 7.875% due 02/01/24 ~	3,175,000	3,278,188
Jaguar Land Rover Automotive PLC (United Kingdom) 5.625% due 02/01/23 ~	4,150,000	3,864,688
L Brands Inc
5.250% due 02/01/28	3,800,000	3,253,750
6.950% due 03/01/33	2,075,000	1,628,875
Lennar Corp
4.750% due 05/30/25	1,350,000	1,270,688
4.750% due 11/29/27	2,925,000	2,650,781
4.875% due 12/15/23	1,500,000	1,445,625
5.375% due 10/01/22	3,270,000	3,274,088
6.250% due 12/15/21	4,000,000	4,085,000
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	5,275,000	4,747,500
Mattel Inc
3.150% due 03/15/23	1,050,000	866,250
5.450% due 11/01/41	2,500,000	1,787,500
6.750% due 12/31/25 ~	7,025,000	6,285,197
Merlin Entertainments PLC (United Kingdom) 5.750% due 06/15/26 ~	5,225,000	5,179,281
New Red Finance Inc (Canada) 5.000% due 10/15/25 ~	7,150,000	6,595,875
Norwegian Air Shuttle Pass-Through Trust ‘B’ (Norway) 7.500% due 05/10/25 ~	1,133,371	1,174,456
Party City Holdings Inc 6.125% due 08/15/23 ~	5,000,000	4,925,000
PF Chang’s China Bistro Inc 10.250% due 06/30/20 ~	1,996,000	1,836,320
Scientific Games International Inc
5.000% due 10/15/25 ~	4,850,000	4,340,750
10.000% due 12/01/22	1,550,000	1,575,172
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	7,000,000	6,615,000
Taylor Morrison Communities Inc 6.625% due 05/15/22	5,421,000	5,434,552
Tesla Inc 5.300% due 08/15/25 ~	10,075,000	8,790,437
The Men’s Wearhouse Inc 7.000% due 07/01/22	1,995,000	2,014,950

	Principal Amount	Value
United Airlines Pass-Through Trust ‘B’ 4.625% due 03/03/24	$1,365,338	$1,359,809
US Airways Pass-Through Trust ‘B’ 5.375% due 05/15/23	3,611,932	3,726,549
Viking Cruises Ltd 5.875% due 09/15/27 ~	1,375,000	1,285,625
VOC Escrow Ltd 5.000% due 02/15/28 ~	1,250,000	1,159,375

		194,575,950

Consumer, Non-Cyclical - 12.2%

Ahern Rentals Inc 7.375% due 05/15/23 ~	18,430,000	14,836,150
Albertsons Cos LLC 6.625% due 06/15/24	5,650,000	5,268,625
Bausch Health Cos Inc
5.500% due 11/01/25 ~	4,675,000	4,376,969
5.875% due 05/15/23 ~	4,250,000	3,947,188
6.125% due 04/15/25 ~	1,600,000	1,400,000
9.000% due 12/15/25 ~	625,000	624,219
CHS/Community Health Systems Inc 5.125% due 08/01/21	7,175,000	6,690,687
Eagle Holding Co II LLC 7.625% Cash or 8.375% PIK due 05/15/22 ~	6,800,000	6,511,000
HCA Inc
5.250% due 04/15/25	21,675,000	21,620,812
5.250% due 06/15/26	2,450,000	2,437,750
Herc Rentals Inc
7.500% due 06/01/22 ~	2,450,000	2,572,500
7.750% due 06/01/24 ~	2,188,000	2,291,930
Jaguar Holding Co II 6.375% due 08/01/23 ~	2,175,000	2,083,846
JBS Investments GmbH 7.250% due 04/03/24 ~	2,500,000	2,529,400
JBS Investments II GmbH (Austria) 7.000% due 01/15/26 ~	2,200,000	2,161,500
JBS USA LUX SA
5.875% due 07/15/24 ~	3,500,000	3,443,125
7.250% due 06/01/21 ~	1,050,000	1,060,500
MEDNAX Inc 5.250% due 12/01/23 ~	4,625,000	4,544,062
Pilgrim’s Pride Corp
5.750% due 03/15/25 ~	1,025,000	966,063
5.875% due 09/30/27 ~	1,850,000	1,683,500
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	4,797,000	4,958,899
RegionalCare Hospital Partners Holdings Inc 9.750% due 12/01/26 ~	3,150,000	2,992,500
Tenet Healthcare Corp
5.125% due 05/01/25	3,325,000	3,108,875
6.750% due 02/01/20	2,750,000	2,756,875
6.750% due 06/15/23	3,625,000	3,416,563
The ADT Security Corp 6.250% due 10/15/21	6,575,000	6,698,281
TMS International Corp 7.250% due 08/15/25 ~	6,375,000	5,976,562
United Rentals North America Inc 5.500% due 05/15/27	3,475,000	3,231,750
Valeant Pharmaceuticals International 8.500% due 01/31/27 ~	1,250,000	1,215,625
Verscend Escrow Corp 9.750% due 08/15/26 ~	2,100,000	1,981,875

		127,387,631

Energy - 13.2%

Ascent Resources Utica Holdings LLC 7.000% due 11/01/26 ~	4,950,000	4,504,500
Calfrac Holdings LP (Canada) 8.500% due 06/15/26 ~	5,150,000	3,682,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Callon Petroleum Co
6.125% due 10/01/24	$3,800,000	$3,553,000
6.375% due 07/01/26	1,200,000	1,122,000
Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/27	1,649,000	1,562,922
5.875% due 03/31/25	2,475,000	2,468,812
7.000% due 06/30/24	1,100,000	1,163,250
Cheniere Energy Partners LP 5.625% due 10/01/26 ~	6,601,000	6,188,437
Chesapeake Energy Corp
8.000% due 01/15/25	2,800,000	2,485,000
8.000% due 06/15/27	700,000	591,500
Crestwood Midstream Partners LP 6.250% due 04/01/23	5,000,000	4,837,500
Denbury Resources Inc
5.500% due 05/01/22	1,220,000	817,400
7.500% due 02/15/24 ~	975,000	789,750
Endeavor Energy Resources LP
5.500% due 01/30/26 ~	2,225,000	2,288,969
5.750% due 01/30/28 ~	3,875,000	3,972,650
Energy Transfer Operating LP 6.250% due 02/15/23	5,000,000	4,193,750
Ensco PLC
5.750% due 10/01/44	1,450,000	817,626
7.750% due 02/01/26	400,000	298,000
8.000% due 01/31/24	837,000	692,618
EP Energy LLC
7.750% due 09/01/22	1,725,000	715,875
7.750% due 05/15/26 ~	3,625,000	3,221,719
Halcon Resources Corp 6.750% due 02/15/25	4,700,000	3,454,500
Hilcorp Energy I LP 6.250% due 11/01/28 ~	5,000,000	4,418,750
Jagged Peak Energy LLC 5.875% due 05/01/26 ~	4,975,000	4,651,625
Moss Creek Resources Holdings Inc 7.500% due 01/15/26 ~	8,315,000	7,234,050
Noble Holding International Ltd 7.750% due 01/15/24	1,740,000	1,324,575
Oasis Petroleum Inc 6.250% due 05/01/26 ~	5,250,000	4,423,125
Parsley Energy LLC
5.375% due 01/15/25 ~	5,750,000	5,318,750
5.625% due 10/15/27 ~	300,000	274,125
Precision Drilling Corp (Canada) 7.750% due 12/15/23	4,350,000	4,029,187
Range Resources Corp 5.875% due 07/01/22	4,385,000	4,078,050
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	5,975,000	6,215,004
Sanchez Energy Corp
6.125% due 01/15/23	5,250,000	971,250
7.250% due 02/15/23 ~	2,075,000	1,701,500
SemGroup Corp
5.625% due 11/15/23	4,750,000	4,346,250
6.375% due 03/15/25	1,375,000	1,275,313
SESI LLC 7.750% due 09/15/24	3,950,000	3,160,000
Southwestern Energy Co 7.500% due 04/01/26	4,550,000	4,322,500
Targa Resources Partners LP
5.000% due 01/15/28	1,350,000	1,225,125
5.125% due 02/01/25	4,850,000	4,571,125
5.375% due 02/01/27	750,000	706,875
5.875% due 04/15/26 ~	5,450,000	5,327,375
Transocean Inc 7.500% due 04/15/31	4,010,000	3,057,625
Ultra Resources Inc 7.125% due 04/15/25 ~	5,874,000	1,879,680
USA Compression Partners LP 6.875% due 04/01/26 ~	2,700,000	2,605,500

	Principal Amount	Value
Weatherford International Ltd 8.250% due 06/15/23	$2,925,000	$1,776,937
Whiting Petroleum Corp
6.250% due 04/01/23	4,700,000	4,300,500
6.625% due 01/15/26	1,225,000	1,056,563

		137,673,387

Financial - 5.3%

Ally Financial Inc
4.250% due 04/15/21	2,650,000	2,610,674
5.750% due 11/20/25	15,475,000	15,455,656
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	7,100,000	6,620,750
Iron Mountain US Holdings Inc REIT 5.375% due 06/01/26 ~	2,600,000	2,379,000
MGM Growth Properties Operating Partnership LP REIT 5.625% due 05/01/24	10,277,000	10,212,769
Springleaf Finance Corp
6.125% due 05/15/22	3,550,000	3,460,220
6.875% due 03/15/25	3,900,000	3,500,250
7.125% due 03/15/26	1,300,000	1,162,688
8.250% due 12/15/20	1,325,000	1,374,687
The Howard Hughes Corp 5.375% due 03/15/25 ~	4,700,000	4,441,500
VICI Properties 1 LLC REIT 8.000% due 10/15/23	3,900,000	4,212,000

		55,430,194

Industrial - 16.9%

Apex Tool Group LLC 9.000% due 02/15/23 ~	5,000,000	4,250,000
ARD Securities Finance SARL (Luxembourg) 8.750% Cash or 8.750% PIK due 01/31/23 ~	1,250,000	1,062,500
Ardagh Packaging Finance PLC (Ireland)
6.000% due 02/15/25 ~	3,050,000	2,823,141
7.250% due 05/15/24 ~	5,400,000	5,406,750
BBA US Holdings Inc 5.375% due 05/01/26 ~	5,925,000	5,628,691
Berry Global Inc
5.125% due 07/15/23	3,500,000	3,474,800
6.000% due 10/15/22	1,225,000	1,240,313
Bombardier Inc (Canada)
7.500% due 03/15/25 ~	2,000,000	1,892,500
8.750% due 12/01/21 ~	5,100,000	5,272,125
Brand Industrial Services Inc 8.500% due 07/15/25 ~	5,475,000	4,694,813
BWAY Holding Co
5.500% due 04/15/24 ~	7,000,000	6,606,250
7.250% due 04/15/25 ~	4,400,000	3,965,500
BWX Technologies Inc 5.375% due 07/15/26 ~	9,250,000	8,946,600
Cloud Crane LLC 10.125% due 08/01/24 ~	6,350,000	6,540,500
CPG Merger Sub LLC 8.000% due 10/01/21 ~	5,200,000	5,070,000
Flex Acquisition Co Inc
6.875% due 01/15/25 ~	6,500,000	5,817,500
7.875% due 07/15/26 ~	2,300,000	2,075,750
GFL Environmental Inc (Canada) 5.625% due 05/01/22 ~	1,500,000	1,391,250
Hulk Finance Corp (Canada) 7.000% due 06/01/26 ~	5,150,000	4,506,250
Itron Inc 5.000% due 01/15/26 ~	6,950,000	6,376,625
Louisiana-Pacific Corp 4.875% due 09/15/24	3,009,000	2,911,208
Masco Corp 7.750% due 08/01/29	1,864,000	2,226,808

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Mueller Water Products Inc 5.500% due 06/15/26 ~	$5,100,000	$4,959,750
New Enterprise Stone & Lime Co Inc 10.125% due 04/01/22 ~	7,125,000	6,982,500
Novelis Corp 5.875% due 09/30/26 ~	11,649,000	10,338,487
Owens-Brockway Glass Container Inc 5.875% due 08/15/23 ~	7,500,000	7,546,875
Park Aerospace Holdings Ltd (Ireland)
5.250% due 08/15/22 ~	4,500,000	4,370,625
5.500% due 02/15/24 ~	1,500,000	1,451,250
Reynolds Group Issuer Inc 5.125% due 07/15/23 ~	4,950,000	4,721,062
Sensata Technologies BV 5.625% due 11/01/24 ~	9,050,000	8,948,187
Standard Industries Inc 4.750% due 01/15/28 ~	7,175,000	6,053,906
Summit Materials LLC 6.125% due 07/15/23	3,140,000	3,124,300
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	5,290,000	4,536,175
TransDigm Inc 6.500% due 07/15/24	12,406,000	12,111,357
TransDigm UK Holdings PLC 6.875% due 05/15/26 ~	2,275,000	2,172,625
US Concrete Inc 6.375% due 06/01/24	3,110,000	2,876,750
Welbilt Inc 9.500% due 02/15/24	3,810,000	4,090,988

		176,464,711

Technology - 2.7%

Dell International LLC
5.450% due 06/15/23 ~	2,650,000	2,699,147
7.125% due 06/15/24 ~	875,000	890,986
First Data Corp
5.375% due 08/15/23 ~	5,400,000	5,319,000
5.750% due 01/15/24 ~	2,750,000	2,695,935
Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	9,500,000	9,286,250
Infor US Inc 6.500% due 05/15/22	2,625,000	2,548,613
NXP BV (Netherlands)
4.125% due 06/01/21 ~	2,150,000	2,128,500
4.625% due 06/01/23 ~	2,400,000	2,358,000

		27,926,431

Utilities - 2.7%

Calpine Corp
5.250% due 06/01/26 ~	6,500,000	5,955,625
5.875% due 01/15/24 ~	4,000,000	3,930,000
6.000% due 01/15/22 ~	1,000,000	996,250
NRG Energy Inc 7.250% due 05/15/26	6,335,000	6,620,075
Talen Energy Supply LLC 6.500% due 06/01/25	6,125,000	4,379,375
Vistra Energy Corp 7.625% due 11/01/24	3,681,000	3,892,658
Vistra Operations Co LLC 5.500% due 09/01/26 ~	1,925,000	1,860,031

		27,634,014

Total Corporate Bonds & Notes (Cost $960,672,088)		898,974,554

SENIOR LOAN NOTES - 4.9%

Basic Materials - 0.2%

Aleris International Inc 7.245% (USD LIBOR + 4.750%) due 02/27/23 §	2,487,500	2,470,398

	Principal Amount	Value
Communications - 0.5%

Avaya Inc Term B 6.701% (USD LIBOR + 4.250%) due 12/15/24 §	$5,111,278	$4,961,134

Consumer, Cyclical - 1.0%

Belk Inc 7.365% (USD LIBOR + 4.750%) due 12/12/22 §	3,244,964	2,629,232
Neiman Marcus Group Ltd LLC 5.630% (USD LIBOR + 3.250%) due 10/25/20 §	3,859,481	3,290,207
Petco Animal Supplies Inc Term B 5.777% (USD LIBOR + 3.250%) due 01/26/23 §	3,867,768	2,878,266
Yonkers Racing Corp Term B 7.750% (US PRIME + 2.250%) due 05/24/24 §	1,891,923	1,877,734

		10,675,439

Consumer, Non-Cyclical - 0.6%

Post Holdings Inc Series A 4.510% (USD LIBOR + 2.000%) due 05/24/24 §	3,898,214	3,776,395
ServiceMaster Co Term B 5.022% (LIBOR + 2.500%) due 11/08/23 §	1,977,601	1,940,521

		5,716,916

Financial - 0.6%

VICI Properties 1 LLC REIT Term B 4.504% (USD LIBOR + 2.000%) due 12/20/24 §	6,500,000	6,244,875

Industrial - 2.0%

Advanced Disposal Services Inc Term B3 4.669% (USD LIBOR + 2.250%) due 11/10/23 §	6,219,828	5,994,359
Crosby US Acquisition Corp
5.504% (USD LIBOR + 3.000%) due 11/23/20 §	1,776,623	1,687,792
(2nd Lien) 8.504% (USD LIBOR + 6.000%) due 11/22/21 §	2,950,000	2,655,000
EWT Holdings III Corp 5.522% (USD LIBOR + 3.000%) due 12/20/24 §	5,939,850	5,746,805
North American Lifting Holdings Inc (2nd Lien) 11.803% (USD LIBOR + 9.000%) due 11/23/21 §	5,681,929	4,757,905

		20,841,861

Total Senior Loan Notes (Cost $53,890,252)		50,910,623

ASSET-BACKED SECURITIES - 1.1%

Benefit Street Partners CLO Ltd (Cayman) 9.513% (USD LIBOR + 6.700%) due 01/17/32 § ~ ±	4,000,000	3,924,400
Benefit Street Partners CLO V-B Ltd (Cayman) 8.419% (USD LIBOR + 5.950%) due 04/20/31 § ~	1,250,000	1,140,283
Dryden 55 CLO Ltd (Cayman)
7.836% (USD LIBOR + 5.400%) due 04/15/31 § ~	1,000,000	878,770
9.636% (USD LIBOR + 7.200%) due 04/15/31 § ~	250,000	216,785

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Magnetite VIII CLO Ltd (Cayman) 9.876% (USD LIBOR + 7.440%) due 04/15/31 § ~	$2,000,000	$1,785,215
Neuberger Berman CLO Ltd (Cayman) (USD LIBOR + 6.750%) due 01/20/31 § # ~	1,700,000	1,624,651
Voya CLO Ltd (Cayman) 7.543% (USD LIBOR + 5.200%) due 04/19/31 § ~	2,000,000	1,844,205

Total Asset-Backed Securities (Cost $12,009,798)		11,414,309

SHORT-TERM INVESTMENT - 4.0%

Repurchase Agreement - 4.0%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $41,442,451; collateralized by U.S. Treasury Inflation Index Notes: 0.625% due 01/15/26 and value $42,271,503)	41,441,299	41,441,299

Total Short-Term Investment (Cost $41,441,299)		41,441,299

TOTAL INVESTMENTS - 98.7% (Cost $1,095,850,187)		1,027,554,896

OTHER ASSETS & LIABILITIES, NET - 1.3%		13,695,744

NET ASSETS - 100.0%		$1,041,250,640

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	20.3%
Industrial	19.1%
Energy	13.2%
Communications	12.8%
Consumer, Non-Cyclical	12.8%
Financial	6.4%
Short-Term Investment	4.0%
Others (each less than 3.0%)	10.1%

98.7%
Other Assets & Liabilities, Net	1.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$16,718,921	$16,718,921	$-	$-
	Exchange-Traded Fund	8,095,190	8,095,190	-	-
	Corporate Bonds & Notes	898,974,554	-	898,974,554	-
	Senior Loan Notes	50,910,623	-	50,910,623	-
	Asset-Backed Securities	11,414,309	-	7,489,909	3,924,400
	Short-Term Investment	41,441,299	-	41,441,299	-

	Total	1,027,554,896	24,814,111	998,816,385	3,924,400

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 12.0%

Basic Materials - 0.1%

Georgia-Pacific LLC 5.400% due 11/01/20 ~	$400,000	$414,499

Communications - 1.6%

AT&T Inc
3.086% (USD LIBOR + 0.650%) due 01/15/20 §	200,000	199,681
3.386% (USD LIBOR + 0.950%) due 07/15/21 §	1,800,000	1,794,711
3.488% (USD LIBOR + 0.750%) due 06/01/21 §	1,000,000	993,946
5.150% due 02/15/50 ~	500,000	465,540
5.300% due 08/15/58 ~	200,000	186,314
Charter Communications Operating LLC
3.579% due 07/23/20	3,000,000	2,997,400
4.464% due 07/23/22	500,000	505,173
Telefonica Emisiones SAU (Spain) 5.877% due 07/15/19	1,800,000	1,821,826
Verizon Communications Inc 3.376% due 02/15/25	2,098,000	2,038,255

		11,002,846

Consumer, Cyclical - 1.0%

Ford Motor Credit Co LLC
0.054% (EUR LIBOR + 0.370%) due 12/01/21 §	EUR 300,000	321,069
2.989% (USD LIBOR + 0.430%) due 11/02/20 §	$900,000	875,184
3.157% due 08/04/20	1,600,000	1,568,226
General Motors Financial Co Inc
0.364% (EUR LIBOR + 0.680%) due 05/10/21 § ~	EUR 1,800,000	2,008,827
2.350% due 10/04/19	$100,000	99,145
Hyundai Capital America 2.000% due 07/01/19 ~	1,500,000	1,490,550
Volkswagen Group of America Finance LLC (Germany) 2.450% due 11/20/19 ~	400,000	396,277

		6,759,278

Consumer, Non-Cyclical - 0.9%

BAT Capital Corp (United Kingdom)
2.297% due 08/14/20	2,700,000	2,636,691
3.204% (USD LIBOR + 0.590%) due 08/14/20 §	1,100,000	1,089,415
Celgene Corp 2.875% due 08/15/20	900,000	893,966
Cigna Corp 4.375% due 12/15/20	1,100,000	1,120,282

		5,740,354

Energy - 1.2%

BG Energy Capital PLC (United Kingdom) 4.000% due 10/15/21 ~	1,900,000	1,927,295
Enbridge Inc (Canada)
2.814% (USD LIBOR + 0.400%) due 01/10/20 §	1,300,000	1,295,906
3.488% (USD LIBOR + 0.700%) due 06/15/20 §	1,700,000	1,694,478
Petrobras Global Finance BV (Brazil)
4.375% due 05/20/23	32,000	30,588
5.299% due 01/27/25	437,000	418,428
5.999% due 01/27/28	1,280,000	1,208,333
6.125% due 01/17/22	102,000	104,933
6.625% due 01/16/34	GBP 100,000	128,330

	Principal Amount	Value
Spectra Energy Partners LP 3.451% (USD LIBOR + 0.700%) due 06/05/20 §	$100,000	$99,401
Texas Eastern Transmission LP 4.125% due 12/01/20 ~	700,000	705,811
TransCanada PipeLines Ltd (Canada) 3.800% due 10/01/20	100,000	100,628

		7,714,131

Financial - 4.8%

Air Lease Corp 2.500% due 03/01/21	2,000,000	1,950,670
Ally Financial Inc
3.500% due 01/27/19	200,000	199,975
3.750% due 11/18/19	100,000	99,875
American Tower Corp REIT 2.800% due 06/01/20	100,000	99,251
Banco Bilbao Vizcaya Argentaria SA (Spain) 6.750% due 02/18/20 ~	EUR 200,000	227,764
Bank of America Corp 5.875% due 03/15/28	$410,000	373,785
Barclays PLC (United Kingdom)
6.500% due 09/15/19	EUR 200,000	223,893
7.000% due 09/15/19 ~	GBP 200,000	250,025
8.000% due 12/15/20	EUR 280,000	340,748
Cooperatieve Rabobank UA (Netherlands)
5.500% due 06/29/20 ~	800,000	941,233
6.625% due 06/29/21 ~	400,000	498,910
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.800% due 09/15/22	$1,600,000	1,589,604
ING Bank NV (Netherlands) 2.625% due 12/05/22 ~	1,100,000	1,083,795
International Lease Finance Corp
6.250% due 05/15/19	100,000	100,894
8.250% due 12/15/20	2,781,000	2,992,517
JPMorgan Chase & Co 5.990% (USD LIBOR + 3.470%) due 04/30/19 §	1,227,000	1,214,730
JPMorgan Chase Bank NA 2.604% due 02/01/21	2,750,000	2,728,278
JYSKE Realkredit AS (Denmark) 2.500% due 10/01/47	DKK 7,920	1,271
Lloyds Banking Group PLC (United Kingdom) 3.590% (USD LIBOR + 0.800%) due 06/21/21 §	$1,000,000	990,503
Macquarie Bank Ltd (Australia) 2.758% (USD LIBOR + 0.350%) due 04/04/19 § ~	1,200,000	1,199,833
Mitsubishi UFJ Financial Group Inc (Japan) 4.618% (USD LIBOR + 1.880%) due 03/01/21 §	494,000	506,167
National Rural Utilities Cooperative Finance Corp 3.178% (USD LIBOR + 0.375%) due 06/30/21 §	400,000	397,069
Navient Corp 8.000% due 03/25/20	300,000	305,580
Nordea Kredit Realkreditaktieselskab (Denmark) 2.500% due 10/01/47	DKK 2,904	466
Nykredit Realkredit AS (Denmark) 2.500% due 10/01/47 ~	15,724	2,524
Realkredit Danmark AS (Denmark) 2.500% due 07/01/47	79,097	12,693

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Royal Bank of Scotland Group PLC (United Kingdom)
4.372% (USD LIBOR + 1.550%) due 06/25/24 §	$700,000	$669,237
4.519% due 06/25/24	500,000	491,076
7.500% due 08/10/20	500,000	496,250
State Bank of India (India) 3.358% (USD LIBOR + 0.950%) due 04/06/20 § ~	1,500,000	1,501,890
The Goldman Sachs Group Inc 3.988% (USD LIBOR + 1.200%) due 09/15/20 §	2,500,000	2,512,314
UBS AG (Switzerland) 3.347% (USD LIBOR + 0.580%) due 06/08/20 § ~	1,900,000	1,899,747
Unibail-Rodamco SE REIT (France) 3.206% (USD LIBOR + 0.770%) due 04/16/19 § ~	1,900,000	1,903,553
UniCredit SPA (Italy) 7.830% due 12/04/23 ~	3,900,000	4,083,982

		31,890,102

Industrial - 0.7%

General Electric Co 5.550% due 05/04/20	400,000	406,929
John Deere Capital Corp 3.114% (USD LIBOR + 0.290%) due 06/22/20 §	2,400,000	2,401,333
Penske Truck Leasing Co LP 3.300% due 04/01/21 ~	700,000	695,595
Textron Inc 3.168% (USD LIBOR + 0.550%) due 11/10/20 §	1,240,000	1,229,653

		4,733,510

Technology - 0.3%

Autodesk Inc 3.125% due 06/15/20	400,000	398,506
Dell International LLC
3.480% due 06/01/19 ~	100,000	99,715
4.420% due 06/15/21 ~	1,200,000	1,199,455
EMC Corp 2.650% due 06/01/20	100,000	96,061
VMware Inc 3.900% due 08/21/27	100,000	88,909

		1,882,646

Utilities - 1.4%

Baltimore Gas & Electric Co 3.500% due 11/15/21	300,000	302,322
Dominion Energy Gas Holdings LLC
2.500% due 12/15/19	400,000	397,121
3.388% (USD LIBOR + 0.600%) due 06/15/21 §	1,000,000	997,563
Duke Energy Corp
3.114% (USD LIBOR + 0.500%) due 05/14/21 § ~	2,100,000	2,090,722
3.550% due 09/15/21	700,000	702,281
NextEra Energy Capital Holdings Inc
3.053% (USD LIBOR + 0.315%) due 09/03/19 §	1,180,000	1,178,791
3.107% (USD LIBOR + 0.400%) due 08/21/20 §	1,300,000	1,298,714
Progress Energy Inc 4.400% due 01/15/21	1,100,000	1,121,437
Sempra Energy 3.238% (USD LIBOR + 0.450%) due 03/15/21 §	500,000	489,969

	Principal Amount	Value
Southern Power Co 3.342% (USD LIBOR + 0.550%) due 12/20/20 § ~	$700,000	$691,561

		9,270,481

Total Corporate Bonds & Notes (Cost $79,984,634)		79,407,847

MORTGAGE-BACKED SECURITIES - 21.1%

Collateralized Mortgage Obligations - Residential - 3.1%

Aggregator of Loans Backed by Assets PLC (United Kingdom) 1.981% (GBP LIBOR + 1.250%) due 04/24/49 § ~	GBP 199,633	254,614
Alternative Loan Trust 2.786% (USD LIBOR + 0.280%) due 12/25/35 §	$61,010	58,925
Banc of America Mortgage Trust 4.872% due 11/25/34 §	15,166	15,926
Bear Stearns Adjustable Rate Mortgage Trust 4.427% due 01/25/35 §	188,958	184,291
Chase Mortgage Finance Trust 4.171% due 02/25/37 §	50,010	50,545
ChaseFlex Trust 6.000% due 02/25/37	383,503	267,152
Chevy Chase Funding LLC Mortgage-Backed Certificates 2.866% (USD LIBOR + 0.360%) due 03/25/35 § ~	542,701	542,939
Citigroup Mortgage Loan Trust
2.576% (USD LIBOR + 0.070%) due 01/25/37 § ~	252,883	235,460
3.925% due 03/25/37 §	1,099,074	1,074,398
4.238% due 09/25/37 §	50,494	48,543
4.381% due 08/25/35 §	332,361	253,203
4.490% (UST + 2.400%) due 05/25/35 §	41,312	41,524
Countrywide Home Loan Mortgage Pass-Through Trust
3.146% (USD LIBOR + 0.640%) due 03/25/35 §	55,873	50,279
3.910% due 08/25/34 §	22,830	21,561
Credit Suisse Mortgage Trust 3.876% due 06/25/50 § ~	761,912	569,921
Deutsche Alt-B Securities Mortgage Loan Trust 2.606% (USD LIBOR + 0.100%) due 10/25/36 §	32,890	25,350
Dukinfield PLC (United Kingdom) 1.887% (GBP LIBOR + 1.000%) due 08/15/45 § ~	GBP 54,161	68,956
Eurosail PLC (United Kingdom) 1.067% (GBP LIBOR + 0.160%) due 12/10/44 § ~	104,012	130,719
Eurosail-UK PLC (United Kingdom) 1.850% (GBP LIBOR + 0.950%) due 06/13/45 § ~	982,413	1,233,942
Fannie Mae
2.375% (USD LIBOR + 0.060%) due 07/25/37 §	$837,477	823,560
2.656% (USD LIBOR + 0.150%) due 08/25/34 §	130,157	128,845
2.856% (USD LIBOR + 0.350%) due 07/25/37 §	6,737	6,729
4.120% due 05/25/35 §	591,088	619,889
Freddie Mac
2.649% (USD LIBOR + 0.350%) due 07/15/44 §	1,083,036	1,079,727
2.905% (USD LIBOR + 0.450%) due 09/15/42 §	2,485,505	2,490,968

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Government National Mortgage Association 3.247% (USD LIBOR + 0.750%) due 04/20/67 §	$1,043,865	$1,070,996
GreenPoint Mortgage Funding Trust
2.686% (USD LIBOR + 0.180%) due 09/25/46 §	200,555	186,244
3.046% (USD LIBOR + 0.540%) due 11/25/45 §	444,127	389,540
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 ~	199,266	220,190
GSR Mortgage Loan Trust 4.807% due 01/25/35 §	203,770	203,382
HarborView Mortgage Loan Trust 3.030% (USD LIBOR + 0.560%) due 02/19/36 §	134,954	113,433
HomeBanc Mortgage Trust 2.836% (USD LIBOR + 0.330%) due 10/25/35 §	133,814	133,990
Impac CMB Trust 3.506% (USD LIBOR + 1.000%) due 07/25/33 §	110,006	106,671
IndyMac INDX Mortgage Loan Trust 2.986% (USD LIBOR + 0.480%) due 07/25/35 §	253,977	246,377
JP Morgan Mortgage Trust
3.503% due 07/27/37 § ~	636,568	631,878
4.366% due 08/25/35 §	249,399	244,064
4.452% due 07/25/35 §	197,040	200,800
4.500% due 09/25/35 §	52,346	51,707
Mellon Residential Funding Corp Mortgage Pass-Through Certificate Trust
2.895% (USD LIBOR + 0.440%) due 12/15/30 §	198,084	192,035
3.155% (USD LIBOR + 0.700%) due 11/15/31 §	243,103	242,674
Merrill Lynch Mortgage Investors Trust
2.756% (USD LIBOR + 0.250%) due 11/25/35 §	87,948	85,422
3.969% due 12/25/35 §	159,815	147,630
NCUA Guaranteed Notes Trust 2.830% (USD LIBOR + 0.450%) due 10/07/20 §	1,999,755	2,002,499
Residential Accredit Loans Inc Trust 2.915% (USD LIBOR + 0.300%) due 08/25/35 §	273,848	243,437
Sequoia Mortgage Trust
3.110% (USD LIBOR + 0.640%) due 04/19/27 §	425,351	403,944
3.170% (USD LIBOR + 0.700%) due 10/19/26 §	130,254	130,830
Structured Adjustable Rate Mortgage Loan Trust
3.557% (US FED + 1.400%) due 01/25/35 §	264,368	250,053
4.209% due 08/25/35 §	492,808	490,951
4.232% due 02/25/34 §	56,781	56,331
Structured Asset Mortgage Investments II Trust
2.720% (USD LIBOR + 0.250%) due 07/19/35 §	467,093	455,529
2.766% (USD LIBOR + 0.260%) due 03/25/37 §	78,308	55,702
3.130% (USD LIBOR + 0.660%) due 10/19/34 §	234,510	231,168
SWAN Trust (Australia) 3.332% (AUD Bank Bill + 1.300%) due 04/25/41 §	AUD 206,683	145,821

	Principal Amount	Value
WaMu Mortgage Pass-Through Certificates Trust
2.579% (US FED + 1.500%) due 11/25/46 §	$249,674	$245,633
3.157% (US FED + 1.000%) due 02/25/46 §	379,755	377,953
3.918% due 08/25/35 §	89,021	83,039
Wells Fargo Mortgage-Backed Securities Trust
4.209% due 04/25/36 §	152,554	148,938
4.607% due 09/25/34 §	83,650	85,887
4.973% due 12/25/34 §	192,450	196,682

		20,349,396

Fannie Mae - 18.0%

2.743% (USD LIBOR + 0.675%) due 02/01/36 §	79,589	79,597
3.253% (US FED + 1.200%) due 11/01/42 - 10/01/44 §	207,864	206,362
3.500% due 01/01/49 - 02/01/49	59,590,000	59,578,032
3.769% (USD LIBOR + 1.644%) due 03/01/35 §	268,733	279,023
3.912% (USD LIBOR + 1.912%) due 03/01/36 §	49,765	52,058
4.000% due 02/01/49	56,800,000	57,875,041
4.055% (USD LIBOR + 1.538%) due 01/01/36 §	54,327	56,516
4.117% (USD LIBOR + 1.308%) due 11/01/35 §	29,660	30,365
4.164% (USD LIBOR + 1.624%) due 05/01/35 §	14,560	15,167
4.270% (USD LIBOR + 1.401%) due 12/01/34 §	48,471	50,192
4.338% (USD LIBOR + 2.000%) due 04/01/35 §	271,097	287,170
4.457% (UST + 2.174%) due 12/01/22 §	1,897	1,931
4.643% (UST + 2.268%) due 10/01/35 §	8,896	9,262
4.692% (USD LIBOR + 1.942%) due 09/01/35 §	15,001	15,622
4.780% (USD LIBOR + 1.780%) due 11/01/35 §	58,314	60,600
5.000% (US FED + 1.250%) due 08/01/24 §	5,640	5,580

		118,602,518

Freddie Mac - 0.0%

3.957% (USD LIBOR + 1.815%) due 03/01/36 §	30,774	31,209
4.331% (UST + 2.258%) due 01/01/34 §	173,225	182,228
4.425% (USD LIBOR + 1.731%) due 08/01/35 §	5,780	6,040
4.640% (USD LIBOR + 1.765%) due 10/01/35 §	17,509	17,815

		237,292

Government National Mortgage Association - 0.0%

3.125% (UST + 1.500%) due 10/20/24 - 12/20/26 §	18,793	19,243
3.375% (UST + 1.500%) due 01/20/27 §	9,015	9,140
3.500% (UST + 1.500%) due 02/20/25 §	8,198	8,391
3.625% (UST + 1.500%) due 05/20/23 - 05/20/26 §	20,855	21,259
3.750% (UST + 1.500%) due 09/20/22 - 07/20/25 §	31,001	31,654

		89,687

Total Mortgage-Backed Securities (Cost $137,820,148)		139,278,893

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
ASSET-BACKED SECURITIES - 6.7%

ABFC Trust 3.106% (USD LIBOR + 0.600%) due 10/25/34 §	$108,613	$109,104
ACE Securities Corp Home Equity Loan Trust 3.286% (USD LIBOR + 0.780%) due 04/25/34 §	1,060,045	1,042,078
Apidos CLO XVI (Cayman) 3.430% (USD LIBOR + 0.980%) due 01/19/25 § ~	1,644,636	1,641,185
Argent Securities Inc Asset-Backed Pass-Through Certificates 3.546% (USD LIBOR + 1.040%) due 05/25/34 §	145,138	139,120
Asset-Backed Securities Corp Home Equity Loan Trust 2.586% (USD LIBOR + 0.080%) due 05/25/37 §	24,771	17,233
Atrium XII (Cayman) 3.299% (USD LIBOR + 0.830%) due 04/22/27 § ~	700,000	691,823
Bayview Opportunity Master Fund IVb Trust 3.844% due 04/28/33 § ~	233,007	233,949
Bear Stearns Asset-Backed Securities I Trust 2.616% (USD LIBOR + 0.110%) due 04/25/31 §	229,086	323,215
Benefit Street Partners CLO VII Ltd (Cayman) 3.225% (USD LIBOR + 0.780%) due 07/18/27 § ~	400,000	396,611
Brookside Mill CLO Ltd (Cayman) 3.269% (USD LIBOR + 0.820%) due 01/17/28 § ~	3,510,000	3,470,267
Carlyle Global Market Strategies Euro CLO Ltd 0.730% (EUR LIBOR + 0.730%) due 09/21/29 § ~	EUR 250,000	285,881
CIT Mortgage Loan Trust 4.006% (USD LIBOR + 1.500%) due 10/25/37 § ~	$1,730,000	1,718,081
Citigroup Mortgage Loan Trust 2.651% (USD LIBOR + 0.145%) due 09/25/36 § ~	638,862	615,911
Citigroup Mortgage Loan Trust Inc 2.966% (USD LIBOR + 0.460%) due 10/25/35 §	600,000	552,976
CoreVest American Finance Trust 2.968% due 10/15/49 ~	245,413	240,632
Countrywide Asset-Backed Certificates 2.696% (USD LIBOR + 0.190%) due 11/25/37 §	1,859,317	1,768,061
Credit Suisse Mortgage Trust 4.500% due 03/25/21	226,824	227,659
Credit-Based Asset Servicing & Securitization LLC 3.365% (USD LIBOR + 1.050%) due 05/25/35 §	1,083,000	1,076,470
Credit-Based Asset Servicing & Securitization Trust 2.576% (USD LIBOR + 0.070%) due 01/25/37 §	224,388	97,613
Equity One Mortgage Pass-Through Trust 3.106% (USD LIBOR + 0.600%) due 04/25/34 §	430,730	389,961
Flagship VII Ltd CLO (Cayman) 3.589% (USD LIBOR + 1.120%) due 01/20/26 § ~	768,668	768,237

	Principal Amount	Value
Freddie Mac Structured Pass-Through Certificates 2.636% (USD LIBOR + 0.130%) due 08/25/31 §	$100,993	$100,565
Halcyon Loan Advisors Funding Ltd (Cayman) 3.389% (USD LIBOR + 0.920%) due 04/20/27 § ~	600,000	596,603
Home Equity Asset Trust 3.361% (USD LIBOR + 0.855%) due 08/25/34 §	311,755	308,361
HSI Asset Securitization Corp Trust 2.556% (USD LIBOR + 0.050%) due 10/25/36 §	13,873	6,764
Jamestown CLO IV Ltd (Cayman) 3.126% (USD LIBOR + 0.690%) due 07/15/26 § ~	870,408	866,774
Jamestown CLO V Ltd (Cayman) 3.669% (USD LIBOR + 1.220%) due 01/17/27 § ~	2,114,063	2,112,676
Jubilee CLO BV (Netherlands) 0.522% (EUR LIBOR + 0.840%) due 07/12/28 § ~	EUR 300,000	342,219
Long Beach Mortgage Loan Trust 2.626% (USD LIBOR + 0.120%) due 08/25/36 §	$2,848,998	1,506,326
Morgan Stanley ABS Capital I Inc Trust
3.166% (USD LIBOR + 0.660%) due 01/25/35 §	602,187	592,686
3.481% (USD LIBOR + 0.975%) due 07/25/34 §	123,840	122,755
Morgan Stanley IXIS Real Estate Capital Trust 2.556% (USD LIBOR + 0.050%) due 11/25/36 §	1,619	780
Navient Student Loan Trust 3.656% (USD LIBOR + 1.150%) due 03/25/66 § ~	1,129,182	1,134,361
New Century Home Equity Loan Trust 2.686% (USD LIBOR + 0.180%) due 05/25/36 §	483,403	453,282
OCP CLO Ltd (Cayman)
3.236% (USD LIBOR + 0.800%) due 07/15/27 § ~	600,000	595,220
3.299% (USD LIBOR + 0.850%) due 04/17/27 § ~	400,000	396,127
OHA Credit Partners IX Ltd (Cayman) 3.479% (USD LIBOR + 1.010%) due 10/20/25 § ~	891,964	890,632
Renaissance Home Equity Loan Trust 3.266% (USD LIBOR + 0.760%) due 12/25/32 §	213,722	210,977
Saxon Asset Securities Trust 2.816% (USD LIBOR + 0.310%) due 09/25/47 §	321,748	310,500
Securitized Asset-Backed Receivables LLC Trust 2.656% (USD LIBOR + 0.270%) due 07/25/36 §	183,735	100,723
SLM Private Education Loan Trust
1.850% due 06/17/30 ~	286,735	285,186
4.705% (USD LIBOR + 2.250%) due 06/16/42 § ~	400,000	407,735
SLM Student Loan Trust
0.000% (EUR LIBOR + 0.270%) due 01/25/24 §	EUR 549,399	627,211
0.000% (EUR LIBOR + 0.270%) due 06/17/24 § ~	132,456	151,191
3.040% (USD LIBOR + 0.550%) due 10/25/64 § ~	$1,000,000	1,004,032

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
SoFi Professional Loan Program LLC 2.050% due 01/25/41 ~	$874,733	$865,493
Sound Point CLO IX Ltd (Cayman) 3.349% (USD LIBOR + 0.880%) due 07/20/27 § ~	300,000	298,508
Sound Point CLO VIII Ltd (Cayman) 3.296% (USD LIBOR + 0.860%) due 04/15/27 § ~	1,100,000	1,094,905
Soundview Home Loan Trust 2.706% (USD LIBOR + 0.200%) due 06/25/37 §	901,931	670,781
Structured Asset Securities Corp Mortgage Loan Trust 3.849% (USD LIBOR + 1.500%) due 04/25/35 §	534,872	522,039
Sudbury Mill CLO Ltd (Cayman) 3.599% (USD LIBOR + 1.150%) due 01/17/26 § ~	3,417,133	3,415,694
Symphony CLO XII Ltd (Cayman) 3.466% (USD LIBOR + 1.030%) due 10/15/25 § ~	3,542,665	3,516,831
THL Credit Wind River CLO Ltd (Cayman) 3.306% (USD LIBOR + 0.870%) due 10/15/27 § ~	250,000	249,987
Tralee CLO III Ltd (Cayman) 3.499% (USD LIBOR + 1.030%) due 10/20/27 § ~	800,000	796,696
United States Small Business Administration 5.290% due 12/01/27	958,977	997,433
Venture 35 CLO Ltd (Cayman) 3.650% (USD LIBOR + 1.150%) due 10/22/31 § ~	1,400,000	1,399,531
Venture XXI CLO Ltd (Cayman) 3.316% (USD LIBOR + 0.880%) due 07/15/27 § ~	700,000	693,177
VOLT LXII LLC 3.125% due 09/25/47 § ~	798,984	793,612

Total Asset-Backed Securities (Cost $44,400,681)		44,244,440

U.S. TREASURY OBLIGATIONS - 113.0%

U.S. Treasury Bonds - 0.0%

3.000% due 02/15/48 ‡	70,000	69,771

U.S. Treasury Inflation Protected Securities - 112.3%

0.125% due 04/15/19 ^	12,263,688	12,092,108
0.125% due 04/15/20 ^ ‡	13,108,807	12,818,437
0.125% due 04/15/21 ^	72,844,808	70,870,180
0.125% due 01/15/22 ^ ‡	1,586,481	1,540,280
0.125% due 04/15/22 ^ ‡	8,276,649	8,009,822
0.125% due 01/15/23 ^	6,459,186	6,240,188
0.125% due 07/15/24 ^	5,982,945	5,739,311
0.125% due 07/15/26 ^	11,150,716	10,476,571
0.250% due 01/15/25 ^	24,688,069	23,649,669
0.375% due 07/15/23 ^	22,816,880	22,316,674
0.375% due 07/15/25 ^	30,161,384	29,093,651
0.375% due 01/15/27 ^	2,857,846	2,716,489
0.500% due 01/15/28 ^	68,583,518	65,496,357
0.625% due 07/15/21 ^	4,869,046	4,816,792
0.625% due 04/15/23 ^	6,321,966	6,219,732
0.625% due 01/15/24 ^	10,833,065	10,667,464
0.625% due 01/15/26 ^	57,005,167	55,521,169
0.625% due 02/15/43 ^ ‡	3,040,693	2,672,313
0.750% due 07/15/28 ^ ‡	1,813,302	1,776,304
0.750% due 02/15/42 ^	6,960,740	6,332,398
0.750% due 02/15/45 ^	7,624,264	6,835,690

	Principal Amount	Value
0.875% due 02/15/47 ^	$7,964,523	$7,328,980
1.000% due 02/15/46 ^	21,429,577	20,367,142
1.000% due 02/15/48 ^	12,131,113	11,520,570
1.250% due 07/15/20 ^ ‡	40,591,288	40,515,007
1.375% due 01/15/20 ^	12,182,392	12,107,983
1.375% due 02/15/44 ^	13,464,974	13,935,208
1.750% due 01/15/28 ^	5,466,684	5,809,715
1.875% due 07/15/19 ^ ‡	7,708,893	7,685,249
2.000% due 01/15/26 ^	21,218,029	22,654,164
2.125% due 01/15/19 ^	3,258,945	3,254,595
2.125% due 02/15/40 ^	19,830,483	23,362,221
2.125% due 02/15/41 ^	2,972,547	3,518,419
2.375% due 01/15/25 ^	79,144,960	85,603,314
2.375% due 01/15/27 ^	14,382,462	15,883,884
2.500% due 01/15/29 ^	17,947,164	20,446,327
3.375% due 04/15/32 ^	4,277,203	5,494,873
3.625% due 04/15/28 ^	38,431,610	47,205,156
3.875% due 04/15/29 ^	21,687,082	27,631,628

		740,226,034

U.S. Treasury Notes - 0.7%

2.750% due 02/15/24	4,500,000	4,549,167

Total U.S. Treasury Obligations (Cost $775,789,719)		744,844,972

FOREIGN GOVERNMENT BONDS & NOTES - 8.2%

Argentina Bocon (Argentina) 41.328% (ARS Deposit + 0.000%) due 10/04/22 §	ARS 200,000	8,825
Argentina Bonar (Argentina)
48.797% (ARS Deposit + 3.250%) due 03/01/20 §	100,000	2,616
50.225% (ARS Deposit + 2.000%) due 04/03/22 §	6,029,000	133,587
Argentina POM Politica Monetaria (Argentina) 59.257% (ARS Deposit + 0.000%) due 06/21/20 §	27,265,000	785,077
Argentina Treasury Bills (Argentina) (2.837%) due 04/12/19 Ω	2,555,000	68,392
Argentine Republic Government (Argentina)
5.875% due 01/11/28	$610,000	440,725
6.875% due 01/26/27	1,670,000	1,278,594
Australia Government (Australia)
1.250% due 02/21/22 ^ ~	AUD 2,946,643	2,411,392
3.000% due 09/20/25 ^ ~	3,090,000	3,074,158
Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 2,200,000	2,627,366
Brazil Letras do Tesouro Nacional (Brazil) 6.184% due 04/01/19	BRL 4,070,000	1,034,527
Canadian Government (Canada) 4.250% due 12/01/26 ^	CAD 2,290,110	2,150,828
French Republic Government OAT (France) 1.850% due 07/25/27 ^ ~	EUR 778,911	1,087,852
Italy Buoni Poliennali Del Tesoro (Italy) 2.350% due 09/15/24 ^ ~	763,631	924,190
Japanese Government CPI Linked (Japan) 0.100% due 03/10/28 ^	JPY 191,514,300	1,803,228
Mexican Bonos (Mexico) 7.750% due 05/29/31	MXN 25,425,000	1,195,192
New Zealand Government Inflation Linked (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 12,697,980	9,045,592
Peruvian Government (Peru) 5.940% due 02/12/29 ~	PEN 1,900,000	568,231

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Qatar Government (Qatar)
3.875% due 04/23/23 ~	$700,000	$709,050
5.103% due 04/23/48 ~	500,000	526,313
Saudi Government (Saudi Arabia) 4.000% due 04/17/25 ~	1,230,000	1,221,780
United Kingdom Gilt (United Kingdom)
1.750% due 09/07/37 ~	GBP 1,760,000	2,240,200
4.250% due 12/07/27 ~	600,000	964,465
United Kingdom Gilt Inflation-Linked (United Kingdom)
0.125% due 03/22/26 ^ ~	9,502,660	14,126,196
0.125% due 08/10/48 ^ ~	258,820	530,747
0.125% due 11/22/56 ^ ~	138,547	318,234
0.125% due 11/22/65 ^ ~	758,090	2,003,774
0.750% due 11/22/47 ^ ~	657,245	1,529,134
1.875% due 11/22/22 ^ ~	663,984	988,655

Total Foreign Government Bonds & Notes (Cost $58,098,945)		53,798,920

SHORT-TERM INVESTMENTS - 9.0%

Certificates of Deposit - 0.5%

Barclays Bank PLC (United Kingdom) 2.890% (USD LIBOR + 0.400%) due 10/25/19 §	$3,600,000	3,602,132

Commercial Paper - 1.8%

Bank of Montreal (Canada)
2.038% due 01/03/19	CAD 1,700,000	1,245,077
2.076% due 01/03/19	300,000	219,719
2.093% due 01/02/19	5,700,000	4,174,920
Humana Inc 3.000% due 01/16/19	$3,900,000	3,895,005
Royal Bank of Canada (Canada) 2.055% due 01/02/19	CAD 2,900,000	2,124,082
The Toronto-Dominion Bank (Canada) 2.055% due 01/04/19	100,000	73,235

		11,732,038

Foreign Government Issues - 1.8%

Argentina Treasury Bills (Argentina)
(15.526%) due 01/31/19	ARS 1,273,000	39,106
(14.247%) due 02/28/19	2,820,000	86,637
(12.209%) due 02/28/19	2,122,000	65,193
(2.885%) due 04/30/19	1,415,000	42,645
(2.695%) due 04/30/19	3,537,000	106,598
Japan Treasury Discount Bill (Japan) (0.321%) due 02/04/19	JPY 1,270,000,000	11,588,685

		11,928,864

Repurchase Agreements - 4.9%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $15,444,879; collateralized by U.S. Treasury Inflation Index Notes: 0.625% due 01/15/26 and value $15,758,476)	$15,444,450	15,444,450

Principal Amount		Value
The Goldman Sachs Group Inc 3.120% due 01/02/19 (Dated 12/31/18, repurchase price of $16,602,877; collateralized by Federal Home Loan Bank:4.500% due 10/01/45 and value $17,187,955)	$16,600,000	$16,600,000

		32,044,450

Total Short-Term Investments (Cost $59,305,938)		59,307,484

TOTAL INVESTMENTS - 170.0% (Cost $1,155,400,065)		1,120,882,556

TOTAL SECURITIES SOLD SHORT - (2.2%)
(See Note (d) in Notes to Schedule of Investments) (Proceeds $14,398,918)		(14,735,967)

DERIVATIVES - (0.5%)
(See Notes (f) through (j) in Notes to Schedule of Investments)		(3,300,613)

OTHER ASSETS & LIABILITIES, NET - (67.3%)		(443,136,392)

NET ASSETS - 100.0%		$659,709,584

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	113.0%
Mortgage-Backed Securities	21.1%
Corporate Bonds & Notes	12.0%
Short-Term Investments	9.0%
Foreign Government Bonds & Notes	8.2%
Asset-Backed Securities	6.7%

	170.0%
Derivatives	(0.5%	)
Securities Sold Short	(2.2%	)
Other Assets & Liabilities, Net	(67.3%	)

	100.0%

(b)

As of December 31, 2018, investments with a total aggregate value of $4,077,326 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(c)

An investment with a value of $68,392 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(d)	Securities sold short outstanding as of December 31, 2018 were as follows:

Description	Principal Amount	Value
Mortgage-Backed Securities – (2.2%)

Fannie Mae 3.000% due 01/14/49	$15,100,000	($14,735,967)

Total Securities Sold Short (Proceeds $14,398,918)		($14,735,967)

(e)

The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended December 31, 2018 was $3,516,575 at a weighted average interest rate of 1.700%. The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended December 31, 2018 was $313,180,521 at a weighted average interest rate of 1.973%.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(f)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Bobl	02/19	37	$5,813,963	$5,813,927	($36)
Euro-Bund	02/19	90	15,469,690	15,469,601	(89)
Euro-Bund	03/19	90	16,668,007	16,863,831	195,824
Euro-OAT	02/19	138	25,833,879	25,833,743	(136)
Eurodollar	03/19	4	973,700	972,900	(800)
Eurodollar	06/19	397	96,370,067	96,585,137	215,070
Eurodollar	09/19	4	971,900	973,400	1,500
Eurodollar	12/19	4	971,151	973,500	2,349
U.S. Treasury 2-Year Notes	03/19	9	1,897,744	1,910,812	13,068

					426,750

Short Futures Outstanding
Australia Treasury 3-Year Bonds	03/19	36	2,831,074	2,845,325	(14,251)
Australia Treasury 10-Year Notes	03/19	15	1,384,355	1,401,744	(17,389)
Euro-Bobl	03/19	37	5,601,316	5,617,886	(16,570)
Euro-BTP	03/19	60	8,584,436	8,786,983	(202,547)
Euro-OAT	03/19	119	20,429,124	20,560,707	(131,583)
Eurodollar	06/20	393	95,361,279	95,798,663	(437,384)
Japan 10-Year Bonds	03/19	6	8,308,041	8,347,064	(39,023)
Long Gilt	03/19	240	37,334,526	37,678,189	(343,663)
Short Euro-BTP	03/19	1	125,768	126,857	(1,089)
U.S. Treasury 5-Year Notes	03/19	6	676,399	688,125	(11,726)
U.S. Treasury 10-Year Notes	03/19	98	11,700,181	11,957,531	(257,350)
U.S. Treasury 30-Year Bonds	03/19	196	27,379,649	28,616,000	(1,236,351)
U.S. Treasury Ultra 10-Year Notes	03/19	222	27,951,005	28,877,344	(926,339)
U.S. Treasury Ultra Long Bonds	03/19	11	1,674,305	1,767,219	(92,914)

					(3,728,179)

Total Futures Contracts					($3,301,429)

(g)	Forward foreign currency contracts outstanding as of December 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
ARS	9,416,075	USD	242,682	01/19	BNP	$4,556	$-
BRL	32,237,435	USD	8,319,767	01/19	BNP	-	(2,039)
BRL	1,332,565	USD	338,000	01/19	BNP	5,821	-
BRL	17,344,000	USD	4,476,102	01/19	CIT	-	(1,097)
BRL	19,439,957	USD	5,049,339	01/19	DUB	-	(33,547)
BRL	15,138,000	USD	3,925,016	01/19	GSC	-	(19,191)
BRL	4,014,000	USD	1,033,870	01/19	GSC	1,801	-
BRL	1,620,522	USD	418,221	01/19	HSB	-	(103)
BRL	40,236,000	USD	10,312,032	01/19	JPM	69,442	-
BRL	11,100,000	USD	2,949,382	01/19	MSC	-	(85,420)
BRL	14,309,000	USD	3,662,776	01/19	MSC	29,155	-
BRL	15,138,000	USD	3,908,093	02/19	DUB	-	(9,310)
BRL	4,014,000	USD	1,022,206	02/19	MSC	11,597	-
CNH	11,630,713	USD	1,685,000	04/19	CIT	8,000	-
COP	3,721,195,250	USD	1,175,492	02/19	CIT	-	(32,271)
EUR	1,850,000	USD	2,105,515	01/19	GSC	15,520	-
EUR	302,000	USD	345,945	01/19	JPM	299	-
GBP	587,000	USD	744,177	01/19	BRC	4,308	-
IDR	14,903,010,000	USD	1,013,810	03/19	GSC	10,517	-
JPY	247,937,776	USD	2,188,741	01/19	UBS	74,091	-
RUB	92,780,698	USD	1,400,471	01/19	SGN	-	(72,670)
USD	211,826	ARS	8,623,425	01/19	BOA	-	(13,032)
USD	9,433,372	AUD	12,877,000	01/19	CIT	361,862	-
USD	9,020,540	BRL	33,570,000	01/19	BNP	358,991	-
USD	4,561,690	BRL	17,344,000	01/19	CIT	86,685	-
USD	5,025,915	BRL	19,439,957	01/19	DUB	10,122	-
USD	4,942,707	BRL	19,152,000	01/19	GSC	1,212	-
USD	417,187	BRL	1,620,522	01/19	HSB	-	(931)
USD	10,763,941	BRL	40,236,000	01/19	JPM	382,465	-
USD	1,023,980	BRL	4,014,000	01/19	MSC	-	(11,691)
USD	5,521,575	BRL	21,395,000	01/19	MSC	1,353	-
USD	5,039,392	BRL	19,439,957	02/19	DUB	32,642	-
USD	1,041,640	BRL	4,070,000	04/19	GSC	-	(1,587)
USD	4,795,128	CAD	6,385,000	01/19	BOA	117,003	-
USD	7,797,841	CAD	10,300,000	01/19	CIT	253,124	-
USD	75,554	CAD	100,000	01/19	GSC	2,301	-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	226,482	CAD	300,000	01/19	MSC	$6,728	$-
USD	1,679,151	CNH	11,780,921	04/19	CSF	-	(35,714)
USD	16,051,280	EUR	14,059,628	01/19	BOA	-	(68,161)
USD	301,072	EUR	264,000	01/19	CIT	-	(1,606)
USD	1,068,143	GBP	845,000	01/19	GSC	-	(9,318)
USD	27,208,368	GBP	21,277,000	01/19	GSC	78,004	-
USD	227,277	JPY	25,300,000	01/19	RBS	-	(3,627)
USD	5,630,532	JPY	635,000,000	02/19	CIT	-	(175,907)
USD	5,652,725	JPY	635,000,000	02/19	HSB	-	(153,714)
USD	1,426,265	KRW	1,598,486,880	03/19	CIT	-	(12,931)
USD	748,474	MXN	14,307,077	01/19	JPM	22,826	-
USD	8,782,482	NZD	12,799,000	01/19	MSC	190,642	-
USD	720,296	SGD	983,710	03/19	UBS	-	(2,720)
USD	715,076	TWD	21,872,739	03/19	BNP	-	(5,080)

Total Forward Foreign Currency Contracts						$2,141,067	($751,667)

(h)	Purchased options outstanding as of December 31, 2018 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - CDX IG31 5Y	1.600%	01/16/19	CSF	$35,500,000	$3,550	$40

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - U.S. Treasury 5-Year Notes (03/19)	$120.25	02/22/19	CME	50	$6,012,500	$427	$391
Call - U.S. Treasury 10-Year Notes (03/19)	131.00	02/22/19	CME	7	917,000	60	109
Call - U.S. Treasury 10-Year Notes (03/19)	132.00	02/22/19	CME	51	6,732,000	436	797
Call - U.S. Treasury 10-Year Notes (03/19)	132.50	02/22/19	CME	40	5,300,000	342	625
Call - U.S. Treasury 30-Year Bonds (03/19)	171.00	02/22/19	CME	111	18,981,000	949	1,734
Call - U.S. Treasury 30-Year Bonds (03/19)	172.00	02/22/19	CME	6	1,032,000	51	94
Call - U.S. Treasury 30-Year Bonds (03/19)	174.00	02/22/19	CME	42	7,308,000	359	42
Call - U.S. Treasury Ultra 30-Year Bonds (03/19)	190.00	02/22/19	CME	1	190,000	9	1
Call - U.S. Treasury Ultra 30-Year Bonds (03/19)	195.00	02/22/19	CME	10	1,950,000	85	10

						2,718	3,803

Put - U.S. Treasury 2-Year Notes (03/19)	103.75	02/22/19	CME	1	207,500	9	1

Total Options on Futures						$2,727	$3,804

Total Purchased Options						$6,277	$3,844

(i)	Premiums received and value of written options outstanding as of December 31, 2018 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - CDX IG31 5Y	0.850%	01/16/19	BOA	$1,800,000	$2,632	($4,950)
Put - CDX IG31 5Y	0.900%	01/16/19	BOA	3,100,000	4,528	(5,031)
Put - CDX IG31 5Y	0.900%	01/16/19	GSC	2,700,000	3,015	(4,382)
Put - CDX IG31 5Y	0.900%	01/16/19	MSC	1,400,000	2,100	(2,272)
Put - CDX IG31 5Y	0.950%	01/16/19	CIT	1,400,000	1,788	(1,352)
Put - CDX IG31 5Y	1.000%	01/16/19	BRC	1,400,000	1,176	(819)
Put - CDX IG31 5Y	1.000%	01/16/19	CIT	6,500,000	5,233	(3,805)
Put - CDX IG31 5Y	0.950%	02/20/19	BOA	1,700,000	3,612	(4,633)
Put - CDX IG31 5Y	0.950%	02/20/19	CIT	2,800,000	5,404	(8,802)
Put - CDX IG31 5Y	0.950%	02/20/19	JPM	1,500,000	2,719	(4,088)
Put - CDX IG31 5Y	1.000%	02/20/19	BOA	2,200,000	4,730	(4,705)
Put - CDX IG31 5Y	1.000%	02/20/19	BNP	1,400,000	1,855	(2,994)
Put - CDX IG31 5Y	1.050%	02/20/19	BRC	1,300,000	2,249	(2,197)
Put - CDX IG31 5Y	1.050%	02/20/19	CIT	1,100,000	1,870	(1,859)
Put - CDX IG31 5Y	1.100%	02/20/19	BOA	900,000	1,080	(1,212)
Put - CDX IG31 5Y	1.100%	02/20/19	CIT	800,000	780	(1,077)
Put - CDX IG31 5Y	1.100%	02/20/19	GSC	900,000	702	(1,212)
Put - CDX IG31 5Y	1.100%	02/20/19	MSC	1,700,000	1,810	(2,289)
Put - CDX IG31 5Y	1.000%	03/20/19	BOA	1,700,000	3,102	(5,501)
Put - CDX IG31 5Y	1.050%	03/20/19	CIT	1,600,000	2,500	(4,359)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - CDX IG31 5Y	1.100%	03/20/19	BRC	$700,000	$1,239	($1,614)
Put - CDX IG31 5Y	1.100%	03/20/19	CIT	1,400,000	2,975	(3,228)
Put - CDX IG31 5Y	1.200%	03/20/19	BOA	2,500,000	2,825	(4,199)
Put - CDX IG31 5Y	1.200%	03/20/19	CIT	1,700,000	1,870	(2,855)
Put - CDX IG31 5Y	1.200%	03/20/19	JPM	1,300,000	2,418	(2,184)
Put - CDX IG31 5Y	2.400%	09/18/19	GSC	1,700,000	2,890	(3,252)
Put - iTraxx Main 30 5Y	2.400%	09/18/19	GSC	EUR 600,000	1,159	(951)

					$68,261	($85,822)

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - EUR versus USD	$1.10	02/13/19	HSB	EUR 2,362,000	$13,755	($1,532)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers	233.92	Maximum of [0, Final Index/Initial Index - (1.000+ 4.000%)10]	04/22/24	JPM	$13,800,000	$100,395	($26)
Cap - U.S. CPI Urban Consumers	234.78	Maximum of [0, Final Index/Initial Index - (1+4.000%)10]	05/16/24	JPM	1,300,000	9,035	(117)
Cap - Eurostat Eurozone HICP	117.20	Maximum of [0, (Final Index/Initial Index) - (1+3.000%)20)]	06/22/35	GSC	EUR 2,200,000	100,087	(8,333)

						209,517	(8,476)

Floor - U.S. CPI Urban Consumers	234.81	Maximum of [0, 0.000% - ((Final Index/Initial Index) -1)]	03/24/20	JPM	$12,700,000	143,510	(43)
Floor - U.S. CPI Urban Consumers	216.69	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	04/07/20	CIT	90,900,000	810,160	(16)
Floor - U.S. CPI Urban Consumers	217.97	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	09/29/20	CIT	8,700,000	112,230	(24)
Floor - U.S. CPI Urban Consumers	238.64	Maximum of [0, 0.000% - ((Final Index/Initial Index) - 1)]	10/02/20	JPM	3,800,000	70,136	(2,776)

						1,136,036	(2,859)

Total Inflation Floor/Cap Options						$1,345,553	($11,335)

Interest Rate Floor/Cap Option

Description	Exercise Rate	Floating Rate Index	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - ICE Swap Rate	0.000%	10-Year/2-Year ICE Swap Rate	01/02/20	MSC	$53,800,000	$41,695	($25,376)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 5-Year Notes (02/19)	$113.50	01/25/19	CME	50	$5,675,000	$17,518	($61,328)
Call - U.S. Treasury 10-Year Notes (02/19)	122.00	01/25/19	CME	13	1,586,000	5,875	(6,906)
Call - U.S. Treasury 10-Year Notes (02/19)	122.25	01/25/19	CME	19	2,322,750	7,419	(8,016)
Call - U.S. Treasury 10-Year Notes (03/19)	122.50	02/22/19	CME	25	3,062,500	10,517	(14,063)
Call - U.S. Treasury 30-Year Bonds (03/19)	148.00	02/22/19	CME	13	1,924,000	9,938	(11,984)

						51,267	(102,297)

Put - U.S. Treasury 30-Year Bonds (02/19)	141.00	01/25/19	CME	17	2,397,000	12,729	(1,594)

Total Options on Futures						$63,996	($103,891)

Total Written Options						$1,533,260	($227,956)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(j)	Swap agreements outstanding as of December 31, 2018 were as follows:

Credit Default Swaps on Corporate Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Implied Credit Spread at 12/31/18 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Q	1.000%	12/20/19	ICE	1.450%	EUR 100,000	($479)	($715)	$236
Daimler AG	Q	1.000%	12/20/20	ICE	0.442%	240,000	3,144	2,868	276
General Electric Co	Q	1.000%	12/20/20	ICE	1.653%	$100,000	(1,164)	(1,683)	519
Ally Financial Inc	Q	5.000%	06/20/22	ICE	1.510%	200,000	23,418	17,493	5,925
General Electric Co	Q	1.000%	12/20/23	ICE	2.039%	300,000	(13,451)	(16,358)	2,907

							$11,468	$1,605	$9,863

Credit Default Swaps on Credit Indices – Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx Main 26 5Y	Q	1.000%	12/20/21	ICE	EUR 4,300,000	($77,706)	($49,115)	($28,591)
iTraxx Main 28 5Y	Q	1.000%	12/20/22	ICE	11,700,000	(177,249)	(262,785)	85,536
CDX HY31 5Y	Q	5.000%	12/20/23	ICE	$1,700,000	(36,719)	(114,141)	77,422

						($291,674)	($426,041)	$134,367

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX NA AAA 8	M	0.500%	10/17/57	GSC	$1,000,000	$2,044	($52,061)	$54,105

Total Credit Default Swaps						($278,162)	($476,497)	$198,335

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Interest Rate Swaps – Long
Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.070%	U.S. CPI Urban Consumers	Z/Z	LCH	03/23/19	$2,360,000	($13,338)	$136	($13,474)
1.980%	U.S. CPI Urban Consumers	Z/Z	LCH	04/10/19	4,050,000	(28,993)	-	(28,993)
1.925%	U.S. CPI Urban Consumers	Z/Z	LCH	05/08/19	2,180,000	(19,281)	-	(19,281)
2.168%	U.S. CPI Urban Consumers	Z/Z	LCH	07/15/20	3,500,000	(36,990)	-	(36,990)
1.160%	France CPI Excluding Tobacco	Z/Z	LCH	08/15/20	EUR 130,000	(1,529)	92	(1,621)
2.027%	U.S. CPI Urban Consumers	Z/Z	LCH	11/23/20	$3,500,000	(23,105)	-	(23,105)
2.021%	U.S. CPI Urban Consumers	Z/Z	LCH	11/25/20	3,300,000	(21,233)	-	(21,233)
1.345%	France CPI Excluding Tobacco	Z/Z	LCH	06/15/21	EUR 1,300,000	(18,933)	-	(18,933)
1.550%	U.S. CPI Urban Consumers	Z/Z	LCH	07/26/21	$2,400,000	39,307	81,231	(41,924)
1.603%	U.S. CPI Urban Consumers	Z/Z	LCH	09/12/21	1,850,000	23,275	55,721	(32,446)
2.069%	U.S. CPI Urban Consumers	Z/Z	LCH	07/15/22	1,200,000	(11,145)	-	(11,145)
2.250%	3-Month USD-LIBOR	S/Q	CME	12/20/22	30,400,000	(383,255)	30,702	(413,957)
2.210%	U.S. CPI Urban Consumers	Z/Z	LCH	02/05/23	6,810,000	(128,742)	-	(128,742)
2.263%	U.S. CPI Urban Consumers	Z/Z	LCH	04/27/23	5,320,000	(132,310)	(801)	(131,509)
2.263%	U.S. CPI Urban Consumers	Z/Z	LCH	05/09/23	1,150,000	(28,020)	-	(28,020)
2.281%	U.S. CPI Urban Consumers	Z/Z	LCH	05/10/23	1,760,000	(44,372)	-	(44,372)
2.000%	3-Month USD-LIBOR	S/Q	CME	06/20/23	3,000,000	(74,221)	(104,303)	30,082
2.678%	3-Month USD-LIBOR	S/Q	CME	10/25/23	5,000,000	22,631	-	22,631
2.670%	3-Month USD-LIBOR	S/Q	CME	11/19/23	4,000,000	15,720	41,363	(25,643)
2.681%	3-Month USD-LIBOR	S/Q	CME	12/12/23	4,000,000	17,105	-	17,105
2.500%	3-Month USD-LIBOR	S/Q	CME	12/19/23	6,500,000	(27,566)	(51,912)	24,346
9.182%	28-Day MXN TIIE	L/L	CME	11/28/28	MXN 34,900,000	42,463	-	42,463
1.710%	Eurostat Eurozone HICP	Z/Z	LCH	03/15/33	EUR 500,000	(19,294)	(533)	(18,761)
3.585%	GBP Retail Price	Z/Z	LCH	10/15/46	GBP 1,070,000	(60,353)	(87,180)	26,827
3.428%	GBP Retail Price	Z/Z	LCH	03/15/47	2,540,000	152,447	116,963	35,484

						($759,732)	$81,479	($841,211)

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.788%	U.S. CPI Urban Consumers	Z/Z	MSC	07/18/26	$2,800,000	($51,096)	$-	($51,096)
1.810%	U.S. CPI Urban Consumers	Z/Z	MSC	07/19/26	4,100,000	(65,404)	-	(65,404)
1.800%	U.S. CPI Urban Consumers	Z/Z	MSC	07/20/26	2,600,000	(43,811)	-	(43,811)
1.805%	U.S. CPI Urban Consumers	Z/Z	MSC	09/20/26	800,000	(12,330)	-	(12,330)

						(172,641)	-	(172,641)

			Exchange
1.750%	3-Month USD-LIBOR	S/Q	CME	06/20/20	34,250,000	488,019	511,717	(23,698)
1.350%	France CPI Excluding Tobacco	Z/Z	LCH	01/15/23	EUR 2,040,000	39,543	615	38,928
1.535%	Eurostat Eurozone HICP	Z/Z	LCH	06/15/23	3,470,000	66,679	-	66,679
2.300%	3-Month USD-LIBOR	S/Q	CME	04/27/26	$28,100,000	438,611	526,740	(88,129)
1.730%	U.S. CPI Urban Consumers	Z/Z	LCH	07/26/26	2,400,000	(54,760)	(128,648)	73,888
1.850%	3-Month USD-LIBOR	S/Q	CME	07/27/26	4,300,000	156,421	168,377	(11,956)
2.000%	3-Month USD-LIBOR	S/Q	CME	07/27/26	23,900,000	710,908	723,878	(12,970)
1.800%	U.S. CPI Urban Consumers	Z/Z	LCH	09/12/26	4,300,000	(64,116)	(43,388)	(20,728)
1.801%	U.S. CPI Urban Consumers	Z/Z	LCH	09/12/26	1,850,000	(27,395)	(85,451)	58,056
1.805%	U.S. CPI Urban Consumers	Z/Z	LCH	09/12/26	1,600,000	(23,074)	(73,280)	50,206
1.780%	U.S. CPI Urban Consumers	Z/Z	LCH	09/15/26	1,600,000	(27,400)	(77,664)	50,264
2.400%	3-Month USD-LIBOR	S/Q	CME	12/07/26	800,000	10,771	9,068	1,703
0.300%	6-Month JPY-LIBOR	S/S	LCH	09/20/27	JPY 426,000,000	(61,929)	(6,864)	(55,065)
2.180%	U.S. CPI Urban Consumers	Z/Z	LCH	09/20/27	$1,210,000	20,435	-	20,435
2.150%	U.S. CPI Urban Consumers	Z/Z	LCH	09/25/27	1,200,000	16,378	-	16,378
2.156%	U.S. CPI Urban Consumers	Z/Z	LCH	10/17/27	2,700,000	39,554	-	39,554
1.575%	France CPI Excluding Tobacco	Z/Z	LCH	01/15/28	EUR 840,000	32,110	-	32,110
2.335%	U.S. CPI Urban Consumers	Z/Z	LCH	02/05/28	$3,450,000	125,856	7,486	118,370
1.590%	France CPI Excluding Tobacco	Z/Z	LCH	02/15/28	EUR 3,480,000	140,560	(105)	140,665
1.606%	France CPI Excluding Tobacco	Z/Z	LCH	02/15/28	510,000	21,622	-	21,622
1.535%	Eurostat Eurozone HICP	Z/Z	LCH	03/15/28	1,300,000	30,713	169	30,544
0.300%	6-Month JPY-LIBOR	S/S	LCH	03/20/28	JPY 60,000,000	(8,235)	(882)	(7,353)
3.250%	3-Month NZD Bank Bills	S/Q	CME	03/21/28	NZD 4,500,000	(188,347)	12,841	(201,188)
3.100%	3-Month USD-LIBOR	S/Q	CME	04/17/28	$15,540,000	(168,617)	(46,913)	(121,704)
2.353%	U.S. CPI Urban Consumers	Z/Z	LCH	05/09/28	1,150,000	46,449	-	46,449
2.360%	U.S. CPI Urban Consumers	Z/Z	LCH	05/09/28	1,730,000	71,152	-	71,152

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Pay	Receive	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.364%	U.S. CPI Urban Consumers	Z/Z	LCH	05/10/28	$1,760,000	$72,947	$-	$72,947
1.620%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/28	EUR 1,780,000	56,454	112	56,342
2.250%	3-Month USD-LIBOR	S/Q	LCH	06/20/28	$11,780,000	447,683	621,789	(174,106)
2.379%	U.S. CPI Urban Consumers	Z/Z	LCH	07/09/28	7,400,000	311,782	(3,582)	315,364
1.621%	France CPI Excluding Tobacco	Z/Z	LCH	07/15/28	EUR 2,190,000	92,734	-	92,734
2.720%	3-Month USD-LIBOR	S/Q	CME	07/18/28	$400,000	(2,875)	4,381	(7,256)
2.765%	3-Month USD-LIBOR	S/Q	CME	07/18/28	10,950,000	(122,810)	122,044	(244,854)
3.134%	3-Month USD-LIBOR	S/Q	CME	09/13/28	15,000,000	(160,296)	-	(160,296)
3.513%	GBP Retail Price	Z/Z	LCH	09/15/28	GBP 1,300,000	(8,748)	63	(8,811)
3.578%	GBP Retail Price	Z/Z	LCH	11/15/28	2,850,000	11,074	-	11,074
3.595%	GBP Retail Price	Z/Z	LCH	11/15/28	640,000	4,185	-	4,185
3.603%	GBP Retail Price	Z/Z	LCH	11/15/28	1,220,000	9,504	-	9,504
3.633%	GBP Retail Price	Z/Z	LCH	12/15/28	1,300,000	15,540	-	15,540
0.450%	6-Month JPY-LIBOR	S/S	LCH	03/20/29	JPY 530,000,000	(126,349)	(28,827)	(97,522)
1.500%	6-Month GBP-LIBOR	S/S	LCH	03/20/29	GBP 13,610,000	(82,999)	219,007	(302,006)
3.190%	GBP Retail Price	Z/Z	LCH	04/15/30	3,800,000	(178,107)	(214,684)	36,577
3.400%	GBP Retail Price	Z/Z	LCH	06/15/30	3,400,000	(6,488)	52,034	(58,522)
3.325%	GBP Retail Price	Z/Z	LCH	08/15/30	9,730,000	(260,688)	(58,600)	(202,088)
3.300%	GBP Retail Price	Z/Z	LCH	12/15/30	1,160,000	(54,788)	(55,072)	284
3.530%	GBP Retail Price	Z/Z	LCH	10/15/31	270,000	(2,376)	7,144	(9,520)
3.470%	GBP Retail Price	Z/Z	LCH	09/15/32	6,310,000	(138,418)	2,369	(140,787)
3.500%	GBP Retail Price	Z/Z	LCH	09/15/33	380,000	(7,898)	296	(8,194)
3.579%	GBP Retail Price	Z/Z	LCH	10/15/33	420,000	2,556	-	2,556
3.358%	GBP Retail Price	Z/Z	LCH	04/15/35	1,200,000	(34,538)	(29,642)	(4,896)
1.910%	France CPI Excluding Tobacco	Z/Z	LCH	01/15/38	EUR 620,000	50,065	1,731	48,334
1.796%	Eurostat Eurozone HICP	Z/Z	LCH	11/15/38	1,010,000	39,672	79	39,593
1.808%	Eurostat Eurozone HICP	Z/Z	LCH	11/15/38	900,000	37,901	-	37,901
1.500%	6-Month JPY-LIBOR	S/S	CME	12/21/45	JPY 37,200,000	(70,867)	(113,079)	42,212
2.000%	1-Day USD-Federal Funds	A/A	LCH	12/15/47	$2,610,000	277,533	6,265	271,268
2.428%	1-Day USD-Federal Funds	A/A	LCH	12/20/47	500,000	8,961	1,208	7,753
2.478%	1-Day USD-Federal Funds	A/A	LCH	12/20/47	1,203,000	8,993	6,639	2,354
2.499%	1-Day USD-Federal Funds	A/A	LCH	12/20/47	390,000	1,197	974	223
1.946%	Eurostat Eurozone HICP	Z/Z	LCH	03/15/48	EUR 500,000	29,341	1,019	28,322
1.945%	Eurostat Eurozone HICP	Z/Z	LCH	11/15/48	370,000	20,926	-	20,926
1.950%	Eurostat Eurozone HICP	Z/Z	LCH	11/15/48	580,000	33,983	1,978	32,005
3.000%	3-Month USD-LIBOR	S/Q	CME	12/19/48	$1,990,000	(53,838)	118,722	(172,560)
1.750%	6-Month GBP-LIBOR	S/S	LCH	03/20/49	GBP 6,420,000	(413,481)	(173,734)	(239,747)

						1,639,375	1,988,330	(348,955)

Total Interest Rate Swaps – Short						$1,466,734	$1,988,330	($521,596)

Total Interest Rate Swaps						$707,002	$2,069,809	($1,362,807)

Total Swap Agreements						$428,840	$1,593,312	($1,164,472)

Balances reported in the Statement of Assets and Liabilities for Over The Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$-	$54,105
Liabilities	(52,061)	(172,641)
Centrally Cleared Swap Agreements (1)
Assets	3,475,314	2,396,760
Liabilities	(1,829,941)	(3,442,696)

	$1,593,312	($1,164,472)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(k)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$79,407,847	$-	$79,407,847	$-
	Mortgage-Backed Securities	139,278,893	-	139,278,893	-
	Asset-Backed Securities	44,244,440	-	44,244,440	-
	U.S. Treasury Obligations	744,844,972	-	744,844,972	-
	Foreign Government Bonds & Notes	53,798,920	-	53,798,920	-
	Short-Term Investments	59,307,484	-	59,307,484	-
	Derivatives:
	Credit Contracts
	Purchased Options	40	-	40	-
	Swaps	226,926	-	226,926	-

	Total Credit Contracts	226,966	-	226,966	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	2,141,067	-	2,141,067	-
	Interest Rate Contracts
	Futures	427,811	427,811	-	-
	Purchased Options	3,804	-	3,804	-
	Swaps	2,223,939	-	2,223,939	-

	Total Interest Rate Contracts	2,655,554	427,811	2,227,743	-

	Total Asset - Derivatives	5,023,587	427,811	4,595,776	-

	Total Assets	1,125,906,143	427,811	1,125,478,332	-

Liabilities	Securities Sold Short
	Mortgage-Backed Securities	(14,735,967)	-	(14,735,967)	-
	Sale-buyback Financing Transactions	(431,497,135)	-	(431,497,135)
	Derivatives:
	Credit Contracts
	Written Options	(85,822)	-	(85,822)	-
	Swaps	(28,591)	-	(28,591)	-

	Total Credit Contracts	(114,413)	-	(114,413)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(751,667)	-	(751,667)	-
	Written Options	(1,532)	-	(1,532)	-

	Total Foreign Currency Contracts	(753,199)	-	(753,199)	-

	Interest Rate Contracts
	Futures	(3,729,240)	(3,729,240)	-	-
	Written Options	(140,602)	-	(140,602)	-
	Swaps	(3,586,746)	-	(3,586,746)	-

	Total Interest Rate Contracts	(7,456,588)	(3,729,240)	(3,727,348)	-

	Total Liabilities - Derivatives	(8,324,200)	(3,729,240)	(4,594,960)	-

	Total Liabilities	(454,557,302)	(3,729,240)	(450,828,062)	-

	Total	$671,348,841	($3,301,429)	$674,650,270	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments

December 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 2.1%

Consumer, Cyclical - 1.0%

Ford Motor Credit Co LLC 3.851% (USD LIBOR + 1.235%) due 02/15/23 §	$2,180,000	$2,017,939
General Motors Financial Co Inc 3.258% (USD LIBOR + 0.850%) due 04/09/21 §	2,000,000	1,955,113

		3,973,052

Consumer, Non-Cyclical - 1.1%

Becton Dickinson and Co 3.678% (USD LIBOR + 0.875%) due 12/29/20 §	2,170,000	2,148,804
Cardinal Health Inc 3.558% (USD LIBOR + 0.770%) due 06/15/22 §	2,175,000	2,152,200

		4,301,004

Total Corporate Bonds & Notes (Cost $8,546,784)		8,274,056

MORTGAGE-BACKED SECURITIES - 7.3%

Collateralized Mortgage Obligations - Commercial - 2.0%

BHMS 3.955% (USD LIBOR + 1.500%) due 07/15/35 § ~	1,800,000	1,783,608
BX Commercial Mortgage Trust 4.155% (USD LIBOR + 1.700%) due 11/15/35 § ~	798,808	790,861
BX Trust 3.543% (USD LIBOR + 1.088%) due 09/15/37 § ~	1,050,000	1,046,254
JP Morgan Chase Commercial Mortgage Securities Corp 3.455% (USD LIBOR + 1.000%) due 06/15/32 § ~	1,600,000	1,570,909
RETL 3.555% (USD LIBOR + 1.100%) due 03/15/33 § ~	352,204	351,851
SLIDE 3.355% (USD LIBOR + 0.900%) due 06/15/31 § ~	521,477	519,200
TPG Real Estate Finance Issuer Ltd 3.205% (USD LIBOR + 0.750%) due 02/15/35 § ~	1,205,208	1,198,610
VMC Finance LLC 3.275% (USD LIBOR + 0.820%) due 03/15/35 § ~	471,663	469,900

		7,731,193

Collateralized Mortgage Obligations - Residential - 5.3%

Deephaven Residential Mortgage Trust
2.976% due 12/25/57 § ~	313,342	311,094
3.027% due 12/25/57 § ~	337,918	335,281
3.479% due 04/25/58 § ~	2,164,363	2,159,916
4.285% due 10/25/58 § ~	3,404,492	3,436,374
Fannie Mae 3.000% due 04/25/40	454,536	451,987
Fannie Mae Connecticut Avenue Securities 3.186% (USD LIBOR + 0.680%) due 10/25/30 §	1,199,263	1,196,667
Freddie Mac 3.000% due 08/15/40 - 03/15/41	616,606	614,947
JP Morgan Mortgage Trust
3.500% due 06/25/48 § ~	311,214	308,007
3.500% due 09/25/48 § ~	463,685	458,908

	Principal Amount	Value
3.500% due 10/25/48 § ~	$2,581,864	$2,570,062
3.500% due 12/25/48 § ~	441,297	436,760
PSMC Trust 3.500% due 02/25/48 § ~	402,540	398,612
Sequoia Mortgage Trust
2.500% due 01/25/45 § ~	1,704,413	1,663,897
3.500% due 03/25/48 § ~	369,074	366,617
3.500% due 05/25/48 § ~	2,687,929	2,672,667
4.000% due 02/25/48 § ~	302,100	304,637
4.000% due 06/25/48 § ~	1,324,749	1,337,975
4.000% due 08/25/48 § ~	1,196,033	1,208,647

		20,233,055

Total Mortgage-Backed Securities (Cost $28,047,968)		27,964,248

ASSET-BACKED SECURITIES - 39.0%

AASET US Ltd 4.454% due 11/18/38 ~	605,791	612,262
AccessLex Institute 3.394% (USD LIBOR + 0.570%) due 09/22/37 §	305,300	294,082
AIMCO CLO (Cayman) 3.286% (USD LIBOR + 0.850%) due 01/15/28 § ~	1,100,000	1,085,780
American Credit Acceptance Receivables Trust 2.920% due 08/12/21 ~	299,483	299,020
American Credit Acceptance Receivables Trust
2.000% due 07/10/20 ~	39,992	39,968
2.940% due 01/10/24 ~	640,000	637,265
3.380% due 12/13/21 ~	2,050,000	2,051,034
AmeriCredit Automobile Receivables 2.300% due 03/08/21	1,000,000	998,156
AmeriCredit Automobile Receivables Trust
1.460% due 05/10/21	1,465,092	1,459,069
1.530% due 07/08/21	1,745,192	1,736,239
2.580% due 09/08/20	46,190	46,178
2.730% due 03/08/21	3,000,000	2,992,441
Arbor Realty Commercial Real Estate Notes Ltd 3.605% (USD LIBOR + 1.150%) due 06/15/28 § ~	1,700,000	1,685,119
Ascentium Equipment Receivables Trust 2.731% due 11/12/19 ~	1,850,441	1,848,952
Avant Loans Funding Trust
3.090% due 06/15/21 ~	952,705	951,040
3.420% due 01/18/22 ~	1,303,465	1,301,766
Avery Point IV CLO Ltd (Cayman) 3.590% (USD LIBOR + 1.100%) due 04/25/26 § ~	763,115	763,330
BCC Funding XIV LLC 2.960% due 06/20/23 ~	412,257	411,075
CCG Receivables Trust 3.090% due 12/15/25 ~	1,630,000	1,629,070
Chesapeake Funding II LLC 2.905% (USD LIBOR + 0.450%) due 04/15/30 § ~	5,821,689	5,837,985
CIFC Funding Ltd (Cayman) 3.216% (USD LIBOR + 0.780%) due 04/15/27 § ~	1,100,000	1,091,261
Citibank Credit Card Issuance Trust 3.210% (USD LIBOR + 0.770%) due 05/14/29 §	1,400,000	1,398,642
CLI Funding V LLC 3.290% due 06/18/29 ~	662,460	652,697
CNH Equipment Trust
1.630% due 08/15/21	538,127	534,116
2.230% due 10/17/22	750,000	748,057

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Commonbond Student Loan Trust
2.550% due 05/25/41 ~	$396,173	$383,592
3.200% due 06/25/32 ~	94,682	94,612
3.320% due 05/25/40 ~	1,020,168	1,021,814
4.350% due 02/25/46 ~	337,000	338,653
CPS Auto Receivables Trust
1.870% due 03/15/21 ~	275,894	274,962
2.160% due 05/17/21 ~	78,996	78,760
3.180% due 09/15/20 ~	1,093,333	1,093,357
CPS Auto Trust
2.870% due 09/15/21 ~	810,706	810,192
3.430% due 07/15/22 ~	330,000	330,264
DB Master Finance LLC 3.980% due 02/20/45 ~	1,058,750	1,074,723
Diamond Resorts Owner Trust 2.990% due 05/22/28 ~	222,344	222,110
DRB Prime Student Loan Trust
2.320% due 04/25/30	10,046	9,999
2.540% due 04/27/26 ~	17,197	17,127
3.060% due 07/25/31 ~	45,830	45,732
3.170% due 07/25/31 ~	978,237	971,832
Drive Auto Receivables Trust 2.451% due 09/16/19	778,398	778,195
2.685% due 11/15/19	457,913	457,802
3.060% due 05/17/21 ~	36,228	36,226
3.190% due 07/15/22 ~	375,527	375,570
3.220% due 04/15/22	390,000	389,678
DT Auto Owner Trust
2.400% due 05/17/21 ~	241,125	240,665
2.590% due 05/17/21 ~	259,740	259,281
2.840% due 09/15/21 ~	1,230,737	1,227,317
3.040% due 01/18/22 ~	2,920,000	2,913,230
ECMC Group Student Loan Trust
3.256% (USD LIBOR + 0.750%) due 02/27/68 § ~	2,459,881	2,457,796
3.856% (USD LIBOR + 1.350%) due 07/26/66 § ~	230,249	233,758
EdLinc Student Loan Funding Trust 3.350% (US Prime - 1.150%) due 12/01/47 § ~	449,888	456,417
Education Loan Asset-Backed Trust I 3.306% (USD LIBOR + 0.800%) due 06/25/26 § ~	106,905	107,301
Elara HGV Timeshare Issuer LLC 2.730% due 04/25/28 ~	82,596	81,470
ELFI Graduate Loan Program LLC 3.256% (USD LIBOR + 0.750%) due 08/25/42 § ~	917,860	919,222
Exeter Automobile Receivables Trust
2.050% due 12/15/21 ~	381,448	379,172
2.210% due 05/17/21 ~	130,737	130,527
2.750% due 04/15/22 ~	190,000	189,133
2.790% due 07/15/21 ~	1,745,523	1,742,582
2.840% due 08/16/21 ~	2,681,281	2,680,772
2.900% due 01/18/22 ~	908,968	907,872
3.050% due 12/15/21 ~	1,174,702	1,172,644
3.270% due 05/16/22 ~	860,000	859,782
First Investors Auto Owner Trust
2.000% due 03/15/22 ~	381,153	379,385
2.720% due 04/17/23 ~	260,000	257,792
2.840% due 05/16/22 ~	994,426	992,657
Flagship Credit Auto Trust
2.070% due 04/15/22 ~	1,290,798	1,281,412
2.380% due 10/15/20 ~	110,108	110,026
2.590% due 06/15/22 ~	595,840	592,788
2.660% due 10/17/22 ~	980,000	971,616
2.770% due 12/15/20 ~	78,433	78,387
2.970% due 10/17/22 ~	2,121,241	2,116,625
GMF Floorplan Owner Revolving Trust 3.305% (USD LIBOR + 0.850%) due 05/17/21 § ~	2,000,000	2,004,395

	Principal Amount	Value
Hertz Fleet Lease Funding LP 2.887% (USD LIBOR + 0.500%) due 05/10/32 § ~	$2,680,000	$2,683,891
Hertz Vehicle Financing II LP 3.560% due 10/25/21 ~	760,000	758,719
Hilton Grand Vacations Trust 2.280% due 01/25/26 ~	60,065	59,801
Hyundai Auto Lease Securitization Trust 1.650% due 07/15/20 ~	700,000	698,161
JP Morgan Student Loan Trust 2.859% (USD LIBOR + 0.350%) due 06/28/39 § ~	242,384	231,874
KREF Ltd 3.652% (USD LIBOR + 1.350%) due 06/15/36 § ~	2,000,000	1,987,359
Laurel Road Prime Student Loan Trust
1.870% due 11/25/42 ~	109,231	108,886
2.680% due 05/26/43 ~	2,491,512	2,484,406
Lendmark Funding Trust 3.810% due 12/21/26 ~	650,000	649,063
Mariner Finance Issuance Trust
2.920% due 12/20/29 ~	700,000	693,271
3.620% due 02/20/29 ~	146,000	146,185
Marlette Funding Trust
2.360% due 12/15/24 ~	1,498,310	1,493,939
2.390% due 07/15/24 ~	20,964	20,939
2.610% due 03/15/28 ~	442,796	441,450
2.827% due 03/15/24 ~	103,651	103,600
3.060% due 07/17/28 ~	849,805	848,648
3.200% due 09/15/28 ~	930,939	929,994
MVW Owner Trust
2.250% due 12/20/33 ~	390,453	380,943
2.640% due 12/20/33 ~	590,018	578,005
Navient Private Education Loan Trust 3.175% (USD LIBOR + 0.720%) due 12/15/59 § ~	320,000	318,627
Navient Private Education Refi Loan Trust 2.530% due 02/18/42 ~	898,663	892,398
Navient Student Loan Trust
2.696% (USD LIBOR + 0.190%) due 03/25/67 § ~	244,317	244,336
2.856% (USD LIBOR + 0.350%) due 03/25/67 § ~	1,200,000	1,199,247
2.886% (USD LIBOR + 0.380%) due 03/25/67 § ~	630,000	630,364
2.926% (USD LIBOR + 0.420%) due 08/27/29 §	1,183,492	1,183,584
3.106% (USD LIBOR + 0.600%) due 07/26/66 § ~	2,000,000	2,003,450
3.226% (USD LIBOR + 0.720%) due 03/25/67 § ~	480,000	478,117
3.256% (USD LIBOR + 0.750%) due 03/25/66 § ~	2,220,000	2,232,822
3.256% (USD LIBOR + 0.750%) due 03/25/67 § ~	510,000	507,762
Navistar Financial Dealer Note Master Trust 4.056% (USD LIBOR + 1.550%) due 09/25/23 § ~	440,000	440,493
Nelnet Student Loan Trust
2.600% (USD LIBOR + 0.110%) due 10/25/33 §	1,050,687	1,037,615
2.650% (USD LIBOR + 0.160%) due 10/25/38 §	857,083	824,560
2.690% (USD LIBOR + 0.200%) due 01/25/38 §	379,249	355,201
2.840% (USD LIBOR + 0.350%) due 10/25/40 §	586,928	560,864
2.924% (USD LIBOR + 0.100%) due 03/23/37 §	1,171,481	1,160,855

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
2.946% (USD LIBOR + 0.440%) due 09/27/66 § ~	$1,400,000	$1,390,387
2.994% (USD LIBOR + 0.170%) due 03/23/37 §	405,246	387,120
3.072% (USD LIBOR + 0.250%) due 06/25/41 §	166,151	156,404
3.106% (USD LIBOR + 0.600%) due 10/27/36 § ~	476,732	475,308
3.156% (USD LIBOR + 0.650%) due 11/25/52 § ~	1,246,302	1,233,059
3.266% (USD LIBOR + 0.760%) due 05/25/66 § ~	1,950,000	1,933,679
4.006% (USD LIBOR + 1.500%) due 03/25/48 § ~	1,000,000	1,004,500
4.006% (USD LIBOR + 1.500%) due 06/26/51 § ~	2,114,000	2,184,175
4.006% (USD LIBOR + 1.500%) due 06/25/54 § ~	100,000	99,778
Neuberger Berman CLO XX Ltd (Cayman) 3.236% (USD LIBOR + 0.800%) due 01/15/28 § ~	1,050,000	1,037,112
NextGear Floorplan Master Owner Trust
3.055% (USD LIBOR + 0.600%) due 10/16/23 § ~	500,000	500,584
3.095% (USD LIBOR + 0.640%) due 02/15/23 § ~	370,000	369,863
OCP CLO Ltd (Cayman) 3.328% (USD LIBOR + 0.820%) due 10/26/27 § ~	1,100,000	1,092,070
OneMain Direct Auto Receivables Trust 2.310% due 12/14/21 ~	410,000	407,522
OSCAR US Funding Trust VII LLC (Japan) 2.130% due 11/10/20 ~	1,218,950	1,214,168
OSCAR US Funding Trust VIII LLC (Japan) 2.910% due 04/12/21 ~	186,994	186,718
OSCAR US Funding Trust IX LLC (Japan) 2.857% (USD LIBOR + 0.470%) due 08/10/21 § ~	1,500,000	1,501,099
PHEAA Student Loan Trust 2.905% (USD LIBOR + 0.590%) due 08/25/40 § ~	367,397	366,693
PNMAC GMSR ISSUER Trust 5.356% (USD LIBOR + 2.850%) due 02/25/23 § ~	180,000	180,601
Santander Drive Auto Receivables Trust
2.440% due 04/15/21	139,141	138,988
2.970% due 03/15/21	144,194	144,138
Scholar Funding Trust 3.409% (USD LIBOR + 0.900%) due 10/28/43 § ~	1,556,983	1,561,498
Securitized Equipment Receivables Trust
3.760% due 10/11/24	500,000	501,857
4.200% due 10/11/24	480,000	482,316
Sierra Receivables Funding Co LLC 2.910% due 03/20/34 ~	211,101	209,424
Sierra Timeshare Receivables Funding LLC
2.300% due 10/20/31 ~	82,986	82,509
2.430% due 06/20/32 ~	327,543	322,954
2.580% due 09/20/32 ~	573,118	568,051
2.780% due 07/20/33 ~	1,201,615	1,172,444
2.800% due 10/20/31 ~	342,159	340,723
3.020% due 06/20/32 ~	818,857	806,296
3.050% due 03/22/32 ~	369,855	368,247
SLC Student Loan Trust
2.816% (USD LIBOR + 0.200%) due 02/15/45 §	127,901	121,005
3.018% (USD LIBOR + 0.230%) due 12/15/39 §	805,152	761,998
3.068% (USD LIBOR + 0.280%) due 03/15/40 §	889,159	833,813

	Principal Amount	Value
SLM Student Loan Trust
2.630% (USD LIBOR + 0.140%) due 01/27/42 §	$450,000	$435,753
2.640% (USD LIBOR + 0.150%) due 04/25/40 §	64,128	59,105
2.640% (USD LIBOR + 0.150%) due 03/25/44 §	1,890,000	1,841,355
2.670% (USD LIBOR + 0.180%) due 07/25/55 §	321,837	305,374
2.690% (USD LIBOR + 0.200%) due 01/27/42 §	1,228,638	1,175,758
2.690% (USD LIBOR + 0.200%) due 01/25/70 §	177,311	168,762
2.710% (USD LIBOR + 0.220%) due 03/25/44 §	398,725	376,467
2.780% (USD LIBOR + 0.290%) due 01/25/44 §	719,542	687,889
3.090% (USD LIBOR + 0.600%) due 01/25/41 §	530,000	527,047
3.090% (USD LIBOR + 0.600%) due 10/25/65 § ~	700,000	699,327
3.438% (USD LIBOR + 0.650%) due 06/15/38 §	716,454	695,501
3.490% (USD LIBOR + 1.000%) due 04/27/83 §	1,338,950	1,301,324
4.006% (USD LIBOR + 1.500%) due 06/27/44 §	100,000	96,226
4.006% (USD LIBOR + 1.500%) due 12/28/70 §	100,000	100,158
4.006% (USD LIBOR + 1.500%) due 01/25/72 §	200,000	200,887
SMB Private Education Loan Trust
2.725% (USD LIBOR + 0.270%) due 06/17/24 § ~	348,018	348,054
2.755% (USD LIBOR + 0.300%) due 09/15/25 § ~	1,148,437	1,146,837
3.050% due 05/15/26 ~	450,647	448,494
Sofi Consumer Loan Program LLC
2.140% due 09/25/26 ~	497,427	494,995
2.200% due 11/25/26 ~	605,366	602,297
3.050% due 12/26/25 ~	615,037	613,872
3.060% due 09/25/28 ~	1,171,197	1,165,383
3.090% due 10/27/25 ~	479,652	479,250
3.200% due 08/25/27 ~	1,555,773	1,552,847
3.280% due 09/15/23 ~	1,092,456	1,092,299
Sofi Professional Loan Program Trust
2.050% due 01/25/41 ~	329,523	326,042
3.006% (USD LIBOR + 0.500%) due 11/26/40 § ~	226,445	227,147
3.020% due 10/25/27 ~	49,674	49,673
3.206% (USD LIBOR + 0.700%) due 03/26/40 § ~	277,602	278,438
3.356% (USD LIBOR + 0.850%) due 07/25/39 § ~	1,469,845	1,477,180
3.606% (USD LIBOR + 1.100%) due 10/27/36 § ~	154,521	156,662
Springleaf Funding Trust 2.900% due 11/15/29 ~	488,361	485,607
Tesla Auto Lease Trust
2.320% due 12/20/19 ~	205,491	204,943
2.750% due 02/20/20 ~	110,000	109,658
3.710% due 08/20/21 ~	793,000	795,200
TLF National Tax Lien Trust 3.090% due 12/15/29 ~	395,292	394,370
Trafigura Securitisation Finance PLC (Ireland)
3.185% (USD LIBOR + 0.730%) due 03/15/22 § ~	1,010,000	1,009,876
3.305% (USD LIBOR + 0.850%) due 12/15/20 § ~	400,000	402,653
4.290% due 03/15/22 ~	1,760,000	1,779,249

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
VSE VOI Mortgage LLC
2.540% due 07/20/33 ~	$414,689	$407,940
2.740% due 07/20/33 ~	958,577	943,923
Westgate Resorts LLC 3.380% due 12/20/31 ~	1,546,962	1,546,966
Westlake Automobile Receivables Trust
2.705% (USD LIBOR + 0.250%) due 12/15/20 § ~	1,546,381	1,546,055
2.840% due 09/15/21 ~	1,424,270	1,422,341
World Omni Select Auto Trust 2.782% due 11/15/19 ~	760,837	760,515

Total Asset-Backed Securities (Cost $150,249,324)		150,100,057

U.S. TREASURY OBLIGATIONS - 84.3%

U.S. Treasury Inflation Protected Securities - 84.3%

0.125% due 04/15/21 ^ ‡	18,479,228	17,978,608
0.125% due 04/15/22 ^ ‡	23,914,940	23,143,957
0.125% due 07/15/22 ^ ‡	24,741,225	24,036,509
0.125% due 01/15/23 ^ ‡	19,166,122	18,516,296
0.125% due 07/15/24 ^ ‡	20,601,651	19,762,723
0.125% due 07/15/26 ^ ‡	17,459,257	16,403,714
0.250% due 01/15/25 ^ ‡	21,352,400	20,454,636
0.375% due 07/15/25 ^ ‡	24,125,490	23,275,603
0.375% due 07/15/27 ^ ‡	16,136,681	15,319,798
0.500% due 01/15/28 ^ ‡	22,040,940	21,049,690
0.625% due 04/15/23 ^ ‡	14,659,632	14,422,566
0.625% due 02/15/43 ^ ‡	9,128,838	8,022,692
0.750% due 07/15/28 ^ ‡	13,308,327	13,036,788
0.750% due 02/15/45 ^ ‡	10,904,845	9,776,962
0.875% due 02/15/47 ^ ‡	6,285,300	5,783,753
1.000% due 02/15/48 ^ ‡	11,792,560	11,200,938
1.375% due 02/15/44 ^ ‡	5,869,904	6,074,897
1.750% due 01/15/28 ^ ‡	6,035,200	6,413,905
2.000% due 01/15/26 ^ ‡	7,644,300	8,161,702
2.125% due 02/15/41 ^ ‡	6,489,470	7,681,415
2.375% due 01/15/25 ^ ‡	10,061,325	10,882,392
2.375% due 01/15/27 ^ ‡	5,768,032	6,370,171
3.375% due 04/15/32 ^ ‡	2,136,930	2,745,406
3.625% due 04/15/28 ^ ‡	4,690,320	5,761,099
3.875% due 04/15/29 ^ ‡	6,152,800	7,839,316

		324,115,536

Total U.S. Treasury Obligations (Cost $333,893,812)		324,115,536

MUNICIPAL BONDS - 2.0%

Brazos Higher Education Authority Inc
2.982% (USD LIBOR + 0.160%) due 03/27/23 §	848,581	848,064
2.942% (USD LIBOR + 0.120%) due 06/25/26 §	1,226,447	1,216,047
Kentucky Higher Education Student Loan Corp 3.099% (USD LIBOR + 0.750%) due 12/01/31 §	796,804	798,175
New Hampshire Higher Education Loan Corp 3.006% (USD LIBOR + 0.500%) due 10/25/28 §	1,668,943	1,670,195
North Carolina State Education Assistance Authority 3.290% (USD LIBOR + 0.800%) due 07/25/25 §	200,708	201,775
Northstar Education Finance Inc 2.609% (USD LIBOR + 0.100%) due 04/28/30 §	564,767	562,536

	Principal Amount	Value
Rhode Island Student Loan Authority
2.949% (USD LIBOR + 0.650%) due 09/01/36 §	$1,082,404	$1,080,888
3.249% (USD LIBOR + 0.900%) due 07/01/31 §	1,069,770	1,075,098
South Carolina Student Loan Corp 3.490% (USD LIBOR + 1.000%) due 07/25/25 §	289,871	290,967

Total Municipal Bonds (Cost $7,729,102)		7,743,745

SHORT-TERM INVESTMENTS - 42.5%

Commercial Paper - 41.9%

American Electric Power Co Inc 2.938% due 01/07/19	5,000,000	4,997,390
AT&T Inc 3.167% due 03/15/19	5,000,000	4,968,324
3.394% due 05/30/19	2,600,000	2,565,821
Bell Canada Inc (Canada) 2.889% due 02/19/19	5,000,000	4,980,125
Duke Energy Corp 3.076% due 03/20/19	5,000,000	4,965,964
Entergy Corp
3.215% due 03/04/19	2,500,000	2,486,713
3.216% due 03/04/19	3,900,000	3,879,272
Experian Finance Plc (United Kingdom)
3.116% due 02/19/19	5,400,000	5,378,535
3.164% due 03/06/19	2,100,000	2,088,947
FedEx Corp 3.048% due 01/07/19	4,200,000	4,197,807
FMC Technologies Inc
3.197% due 03/13/19	2,700,000	2,683,363
3.219% due 03/13/19	3,000,000	2,981,514
3.219% due 03/19/19	1,800,000	1,787,914
Glencore Funding LLC (Switzerland) 3.094% due 01/03/19	4,900,000	4,898,889
Harley-Davidson Financial Service Inc
3.118% due 03/18/19	5,000,000	4,966,890
3.120% due 03/25/19	2,500,000	2,481,818
Hyundai Capital America 2.735% due 01/22/19	7,500,000	7,486,974
Mondelez International Inc 3.093% due 02/28/19	1,300,000	1,293,527
Nasdaq Inc 3.160% due 02/22/19	3,700,000	3,684,628
National Grid USA
2.756% due 01/15/19	5,000,000	4,994,177
2.756% due 01/22/19	2,240,000	2,236,110
NextEra Energy Capital Holdings Inc 3.104% due 01/31/19	1,700,000	1,695,758
Northrop Gruman Corp 2.725% due 01/16/19	6,800,000	6,791,622
Parker-Hannifin Corp 3.061% due 02/26/19	5,000,000	4,979,140
Public Service Enterprise Group Inc
2.804% due 01/22/19	6,500,000	6,488,711
2.854% due 01/22/19	1,000,000	998,263
Schlumberger Holdings Corp
2.968% due 03/05/19	3,000,000	2,984,085
3.075% due 02/07/19	4,500,000	4,486,358
Southern Co Gas Capital Corp 3.160% due 02/14/19	7,500,000	7,472,391
Spectra Energy Partners LP 3.149% due 01/15/19	3,000,000	2,996,506
Suncor Energy Inc (Canada)
2.900% due 02/12/19	2,500,000	2,491,227
3.065% due 03/04/19	5,000,000	4,973,278

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
TELUS Corp (Canada) 3.116% due 03/13/19	$7,500,000	$7,453,785
TransCanada Pipelines Ltd (Canada) 3.117% due 03/11/19	5,500,000	5,467,115
3.218% due 03/15/19	2,000,000	1,987,309
Tyco International Holdings SARL 3.476% due 03/21/19	5,000,000	4,966,133
United Technologies Corp 3.089% due 01/25/19	2,300,000	2,295,429
Vw Credit Inc (Germany) 3.057% due 02/07/19	5,000,000	4,984,578
Walgreens Boots Alliance Inc 3.349% due 05/31/19	7,500,000	7,400,434

		160,916,824

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $2,158,704; collateralized by U.S. Treasury Inflation Index Notes: 0.625% due 01/15/26 and value $2,203,801)	2,158,644	2,158,644

Total Short-Term Investments (Cost $163,073,555)		163,075,468

TOTAL INVESTMENTS - 177.2% (Cost $691,540,545)		681,273,110

DERIVATIVES - 0.6%
(See Notes (e) through (g) in Notes to Schedule of Investments)		2,150,172

OTHER ASSETS & LIABILITIES, NET - (77.8%)		(298,959,956)

NET ASSETS - 100.0%		$384,463,326

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	84.3%
Short-Term Investments	42.5%
Asset-Backed Securities	39.0%
Mortgage-Backed Securities	7.3%
Others (each less than 3.0%)	4.1%

	177.2%
Derivatives	0.6%
Other Assets & Liabilities, Net	(77.8%	)

	100.0%

(b)

As of December 31, 2018, investments with a total aggregate value of $300,364,542 were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, open futures and swap agreements.

(c)	The average amount of borrowings by the Fund on reverse repurchase agreements during the period ended December 31, 2018 was $321,941,982 at a weighted average interest rate of 2.140%.

(d)	Reverse repurchase agreements outstanding as of December 31, 2018 were as follows:

Counter- party	Collateral Pledged	Interest Rate	Settlement Date	Maturity Date	Repurchase Amount	Principal Amount	Value
MUF	U.S. Treasury Inflation Protected Securities 0.125% - 3.625% due 04/15/22 - 02/15/48	2.500%	10/03/18	01/04/19	($52,791,256)	$52,452,500	($52,452,500)
HSB	U.S. Treasury Inflation Protected Securities 0.125% - 3.375% due 04/15/22 - 04/15/32	2.600%	12/06/18	01/04/19	(31,150,106)	31,085,000	(31,085,000)
DSA	U.S. Treasury Inflation Protected Securities 0.750% - 0.875% due 02/15/45 - 02/15/47	2.450%	10/10/18	01/11/19	(15,190,539)	15,095,000	(15,095,000)
DSA	U.S. Treasury Inflation Protected Securities 0.250% - 2.375% due 01/15/25 - 02/15/47	2.470%	10/10/18	01/11/19	(37,692,736)	37,453,750	(37,453,750)
HSB	U.S. Treasury Inflation Protected Securities 0.125% - 2.125% due 04/15/21 - 02/15/41	2.470%	10/17/18	01/17/19	(39,700,275)	39,451,250	(39,451,250)
BMO	U.S. Treasury Inflation Protected Securities 0.125% - 3.875% due 04/15/21 - 02/15/43	2.700%	11/20/18	01/22/19	(45,942,186)	45,726,130	(45,726,130)
MSC	U.S. Treasury Inflation Protected Securities 0.125% - 1.000% due 04/15/22 - 02/15/48	2.560%	11/02/18	02/05/19	(13,204,228)	13,115,625	(13,115,625)
BNP	U.S. Treasury Inflation Protected Securities 0.125% - 0.625% due 04/15/21 - 07/15/26	2.680%	12/04/18	03/04/19	(59,457,275)	59,061,563	(59,061,563)
BNP	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/24	2.680%	12/06/18	03/04/19	(2,503,796)	2,487,500	(2,487,500)

Total Reverse Repurchase Agreements							($295,928,318)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(e)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	03/19	30	$3,415,453	$3,440,625	$25,172

Short Futures Outstanding
U.S. Treasury 2-Year Notes	03/19	16	3,374,310	3,397,000	(22,690)
U.S. Treasury 10-Year Notes	03/19	64	7,662,154	7,809,000	(146,846)
U.S. Treasury Ultra Long Bonds	03/19	4	638,987	642,625	(3,638)

					(173,174)

Total Futures Contracts					($148,002)

(f)	Purchased options outstanding as of December 31, 2018 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.440%	12/13/32	JPM	$4,930,000	$247,363	$210,786
Call - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.610%	01/31/33	JPM	2,710,000	129,809	139,781
Call - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.675%	04/19/33	JPM	11,000,000	500,830	535,674

							878,002	886,241

Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.940%	12/13/32	JPM	10,030,000	503,255	568,294
Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	3.110%	01/31/33	JPM	5,400,000	258,120	278,530
Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	3.175%	04/19/33	JPM	22,100,000	1,003,561	1,098,585

							1,764,936	1,945,409

Total Purchased Options							$2,642,938	$2,831,650

(g)	Swap agreements outstanding as of December 31, 2018 were as follows:

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.795%	3-Month USD-LIBOR	S/Q	CME	07/03/20	$10,500,000	$31,996	$-	$31,996
2.988%	3-Month USD-LIBOR	S/Q	CME	12/04/21	10,160,000	114,792	-	114,792

						$146,788	$-	$146,788

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.106%	U.S. CPI Urban Consumers	Z	BOA	11/03/19	$9,300,000	($49,723)	$-	($49,723)
2.013%	U.S. CPI Urban Consumers	Z	BOA	11/20/19	3,700,000	(22,071)	-	(22,071)
1.910%	U.S. CPI Urban Consumers	Z	JPM	12/20/19	3,700,000	(20,531)	-	(20,531)
2.058%	U.S. CPI Urban Consumers	Z	BOA	01/11/20	3,700,000	(33,714)	-	(33,714)
2.095%	U.S. CPI Urban Consumers	Z	BOA	01/19/20	3,700,000	(34,392)	-	(34,392)
2.314%	U.S. CPI Urban Consumers	Z	BOA	10/01/20	29,200,000	(519,833)	-	(519,833)

						($680,264)	$-	($680,264)

Total Interest Rate Swaps						($533,476)	$-	($533,476)

Total Swap Agreements						($533,476)	$-	($533,476)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INFLATION STRATEGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Balances reported in the Statement of Assets and Liabilities for Over The Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$-	$-
Liabilities	-	(680,264)
Centrally Cleared Swap Agreements (1)
Assets	-	146,788
Liabilities	-	-

	$-	($533,476)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(h)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$8,274,056	$-	$8,274,056	$-
	Mortgage-Backed Securities	27,964,248	-	27,964,248	-
	Asset-Backed Securities	150,100,057	-	150,100,057	-
	U.S. Treasury Obligations	324,115,536	-	324,115,536	-
	Municipal Bonds	7,743,745	-	7,743,745	-
	Short-Term Investments	163,075,468	-	163,075,468	-
	Derivatives:
	Interest Rate Contracts
	Futures	25,172	25,172	-	-
	Purchased Options	2,831,650	-	2,831,650	-
	Swaps	146,788	-	146,788	-

	Total Interest Rate Contracts	3,003,610	25,172	2,978,438	-

	Total Asset - Derivatives	3,003,610	25,172	2,978,438	-

	Total Assets	684,276,720	25,172	684,251,548	-

Liabilities	Reverse Repurchase Agreements	(295,928,318)	-	(295,928,318)	-
	Derivatives:
	Interest Rate Contracts
	Futures	(173,174)	(173,174)	-	-
	Swaps	(680,264)	-	(680,264)	-

	Total Interest Rate Contracts	(853,438)	(173,174)	(680,264)	-

	Total Liabilities - Derivatives	(853,438)	(173,174)	(680,264)	-

	Total Liabilities	(296,781,756)	(173,174)	(296,608,582)	-

	Total	$387,494,964	($148,002)	$387,642,966	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 50.7%

Basic Materials - 0.3%

International Paper Co 4.750% due 02/15/22	$1,700,000	$1,774,581
Newcrest Finance Pty Ltd (Australia) 4.450% due 11/15/21 ~	400,000	405,072
Syngenta Finance NV (Switzerland) 4.441% due 04/24/23 ~	4,400,000	4,244,242

		6,423,895

Communications - 3.1%

Amazon.com Inc 5.200% due 12/03/25	200,000	219,982
AT&T Inc
3.000% due 06/30/22	2,300,000	2,244,805
3.086% (USD LIBOR + 0.650%) due 01/15/20 §	6,000,000	5,990,438
3.488% (USD LIBOR + 0.750%) due 06/01/21 §	7,300,000	7,255,809
3.956% (USD LIBOR + 1.180%) due 06/12/24 §	6,100,000	5,921,258
CBS Radio Inc 7.250% due 11/01/24 ~ ‡	5,300,000	4,955,500
Charter Communications Operating LLC 4.464% due 07/23/22	7,550,000	7,628,110
Deutsche Telekom International Finance BV (Germany) 2.820% due 01/19/22 ~	1,600,000	1,565,732
Discovery Communications LLC 3.300% due 05/15/22	900,000	882,573
eBay Inc
2.750% due 01/30/23	1,598,000	1,537,676
3.800% due 03/09/22	1,861,000	1,870,031
Sprint Capital Corp 6.900% due 05/01/19 ‡	5,100,000	5,144,625
Sprint Communications Inc 7.000% due 08/15/20	3,400,000	3,489,420
Telstra Corp Ltd (Australia) 4.800% due 10/12/21 ~	700,000	727,543
Verizon Communications Inc 3.376% due 02/15/25	10,679,000	10,374,890
Virgin Media Receivables Financing Notes I DAC (United Kingdom) 5.500% due 09/15/24 ~	GBP 4,852,000	5,957,219
Vodafone Group PLC (United Kingdom) 3.750% due 01/16/24	$6,400,000	6,314,775

		72,080,386

Consumer, Cyclical - 6.0%

Air Canada Pass-Through Trust ‘AA’ (Canada) 3.750% due 06/15/29 ~	1,934,783	1,886,607
Alimentation Couche-Tard Inc (Canada) 2.700% due 07/26/22 ~	6,200,000	5,987,587
American Airlines Pass-Through Trust ‘A’ 3.250% due 04/15/30	2,764,707	2,641,236
American Airlines Pass-Through Trust ‘AA’ 3.000% due 04/15/30	3,135,387	2,971,925
BMW US Capital LLC (Germany) 3.450% due 04/12/23 ~	5,500,000	5,462,932
Continental Airlines Pass-Through Trust ‘A’ 7.250% due 05/10/21	2,942,744	3,023,081
Daimler Finance North America LLC (Germany)
3.048% (USD LIBOR + 0.430%) due 02/12/21 § ~	400,000	395,912
3.350% due 05/04/21 ~	6,300,000	6,282,373
3.700% due 05/04/23 ~	6,200,000	6,175,390

	Principal Amount	Value
Delta Air Lines Inc
2.600% due 12/04/20	$3,200,000	$3,147,423
3.625% due 03/15/22	4,215,000	4,127,652
DR Horton Inc 2.550% due 12/01/20	2,200,000	2,147,612
FCE Bank PLC (United Kingdom) 0.184% (EUR LIBOR + 0.500%) due 08/26/20 § ~	EUR 2,000,000	2,246,196
Ford Motor Credit Co LLC
2.943% due 01/08/19	$1,100,000	1,100,008
3.157% due 08/04/20	6,000,000	5,880,848
3.336% due 03/18/21	6,200,000	6,018,883
3.754% (USD LIBOR + 0.930%) due 09/24/20 §	6,100,000	5,992,251
3.851% (USD LIBOR + 1.235%) due 02/15/23 §	5,000,000	4,628,301
General Motors Financial Co Inc
2.450% due 11/06/20	4,800,000	4,663,649
3.150% due 01/15/20	5,200,000	5,169,540
3.200% due 07/13/20	4,600,000	4,543,838
3.366% (USD LIBOR + 0.930%) due 04/13/20 §	9,600,000	9,541,757
Harley-Davidson Financial Services Inc 2.150% due 02/26/20 ~	700,000	689,301
McDonald’s Corp 2.939% (USD LIBOR + 0.430%) due 10/28/21 §	6,200,000	6,159,545
Newell Brands Inc 3.850% due 04/01/23	1,700,000	1,676,612
Sands China Ltd (Macau) 5.125% due 08/08/25 ~	5,900,000	5,852,695
Volkswagen Group of America Finance LLC (Germany)
3.558% (USD LIBOR + 0.940%) due 11/12/21 § ~	5,900,000	5,844,634
4.250% due 11/13/23 ~	5,900,000	5,857,632
4.750% due 11/13/28 ~	5,900,000	5,728,693
WestJet Airlines Ltd (Canada) 3.500% due 06/16/21 ~	2,900,000	2,876,324
Wynn Las Vegas LLC 5.500% due 03/01/25 ~	8,400,000	7,854,000
ZF North America Capital Inc (Germany) 4.000% due 04/29/20 ~	700,000	696,951

		137,271,388

Consumer, Non-Cyclical - 5.2%

AbbVie Inc 2.900% due 11/06/22	1,600,000	1,558,163
Allergan Sales LLC 5.000% due 12/15/21 ~	2,500,000	2,573,758
Anheuser-Busch InBev Finance Inc (Belgium) 3.300% due 02/01/23	1,000,000	974,581
Anthem Inc 3.700% due 08/15/21	900,000	906,525
Bacardi Ltd (Bermuda) 4.450% due 05/15/25 ~	4,700,000	4,645,439
BAT Capital Corp (United Kingdom)
2.764% due 08/15/22	8,500,000	8,035,690
3.222% due 08/15/24	600,000	553,274
BAT International Finance PLC (United Kingdom) 3.500% due 06/15/22 ~	1,700,000	1,664,513
Bayer US Finance II LLC (Germany) 3.875% due 12/15/23 ~	3,000,000	2,948,657
Celgene Corp
2.250% due 08/15/21	2,900,000	2,813,103
3.550% due 08/15/22	2,007,000	1,986,524
Centene Corp 5.375% due 06/01/26 ~	4,600,000	4,485,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Conagra Brands Inc 3.800% due 10/22/21	$1,840,000	$1,841,782
Constellation Brands Inc
2.650% due 11/07/22	1,300,000	1,245,848
4.250% due 05/01/23	5,500,000	5,550,681
CVS Health Corp
2.800% due 07/20/20	3,300,000	3,270,916
3.125% due 03/09/20	4,517,000	4,508,784
Danone SA (France) 2.077% due 11/02/21 ~	7,200,000	6,960,011
EMD Finance LLC (Germany) 2.950% due 03/19/22 ~	3,960,000	3,904,329
Fresenius Medical Care US Finance Inc (Germany) 5.750% due 02/15/21 ~	2,300,000	2,370,175
Keurig Dr Pepper Inc 4.057% due 05/25/23 ~	6,300,000	6,280,243
Kraft Heinz Foods Co 4.000% due 06/15/23	7,500,000	7,487,447
Mondelez International Inc 3.000% due 05/07/20	6,000,000	5,978,861
Mylan NV 2.250% due 11/22/24 ~	EUR 6,100,000	6,986,955
Pernod Ricard SA (France)
4.450% due 01/15/22 ~	$4,900,000	5,001,085
5.750% due 04/07/21 ~	2,588,000	2,713,800
Reckitt Benckiser Treasury Services PLC (United Kingdom) 2.375% due 06/24/22 ~	4,400,000	4,227,928
Teva Pharmaceutical Finance Netherlands II BV (Israel) 3.250% due 04/15/22	EUR 5,200,000	6,016,173
Tyson Foods Inc 3.096% (USD LIBOR + 0.450%) due 08/21/20 §	$1,100,000	1,086,015
Zimmer Biomet Holdings Inc
2.700% due 04/01/20	6,000,000	5,943,756
3.150% due 04/01/22	4,100,000	4,011,487

		118,531,503

Energy - 0.7%

BG Energy Capital PLC (United Kingdom) 4.000% due 10/15/21 ~	2,200,000	2,231,605
Enterprise Products Operating LLC 6.500% due 01/31/19	3,200,000	3,207,099
Genesis Energy LP 6.750% due 08/01/22	2,100,000	2,058,000
Odebrecht Drilling Norbe VIII (Brazil)
6.350% due 12/01/21 ~	909,333	877,961
7.350% PIK due 12/01/26 ~	1,932,149	1,098,910
Odebrecht Oil & Gas Finance Ltd (Brazil) 2.547% due 01/31/19 ~	1,012,000	18,014
Phillips 66 3.289% (USD LIBOR + 0.600%) due 02/26/21 §	1,200,000	1,186,948
Plains All American Pipeline LP 2.600% due 12/15/19	2,250,000	2,217,315
Rio Oil Finance Trust (Brazil) 9.250% due 07/06/24 ~	1,105,587	1,184,359
Sabine Pass Liquefaction LLC 6.250% due 03/15/22	2,200,000	2,314,739

		16,394,950

Financial - 30.5%

AerCap Ireland Capital DAC (Ireland) 4.500% due 05/15/21	6,900,000	6,923,505
AIB Group PLC (Ireland) 4.750% due 10/12/23 ~	2,000,000	1,982,174
AIG Global Funding 3.350% due 06/25/21 ~	6,400,000	6,376,971

	Principal Amount	Value
Aircastle Ltd 5.500% due 02/15/22	$1,710,000	$1,750,922
Ally Financial Inc 7.500% due 09/15/20	300,000	312,000
Ambac LSNI LLC (Cayman) 7.803% (USD LIBOR + 5.000%) due 02/12/23 § ~	5,764,074	5,792,894
American Express Co
3.375% due 05/17/21	6,200,000	6,213,024
3.400% due 02/27/23	8,300,000	8,230,173
3.700% due 08/03/23	6,200,000	6,223,940
Assurant Inc 4.072% (USD LIBOR + 1.250%) due 03/26/21 §	8,200,000	8,197,365
Australia & New Zealand Banking Group Ltd (Australia)
3.100% (USD LIBOR + 0.460%) due 05/17/21 § ~	6,100,000	6,085,745
3.300% due 05/17/21	6,200,000	6,195,622
AXA Equitable Holdings Inc 3.900% due 04/20/23 ~	3,000,000	2,965,552
Banco Bilbao Vizcaya Argentaria SA (Spain)
5.875% due 05/24/22 ~	EUR 600,000	655,105
7.000% due 02/19/19 ~	800,000	916,360
Banco Espirito Santo SA (Portugal)
2.625% due 01/15/49 * Y ~	1,000,000	349,454
4.750% due 05/08/48 * Y ~	5,600,000	1,908,819
Bank of America Corp
3.300% due 01/11/23	$1,480,000	1,458,325
3.447% (USD LIBOR + 0.650%) due 10/01/21 §	8,500,000	8,440,829
3.487% (USD LIBOR + 1.000%) due 04/24/23 §	9,700,000	9,601,212
3.541% (USD LIBOR + 0.790%) due 03/05/24 §	3,990,000	3,879,423
3.864% due 07/23/24	6,400,000	6,388,324
Banque Federative du Credit Mutuel SA (France) 3.750% due 07/20/23 ~	7,400,000	7,390,646
Barclays Bank PLC (United Kingdom)
7.625% due 11/21/22	400,000	415,250
10.179% due 06/12/21 ~	6,900,000	7,760,580
Barclays PLC (United Kingdom)
3.684% due 01/10/23	1,300,000	1,250,193
4.728% (USD LIBOR + 2.110%) due 08/10/21 §	7,000,000	7,060,427
6.500% due 09/15/19	EUR 5,300,000	5,933,153
7.000% due 09/15/19 ~	GBP 1,100,000	1,375,140
8.000% due 12/15/20	EUR 1,100,000	1,338,654
Blackstone CQP Holdco LP 6.500% due 03/20/21 ~	$11,200,000	11,284,460
Cantor Fitzgerald LP 6.500% due 06/17/22 ~	8,200,000	8,700,728
Capital One Financial Corp
2.400% due 10/30/20	900,000	881,336
2.970% (USD LIBOR + 0.450%) due 10/30/20 §	7,000,000	6,951,956
CBL & Associates LP REIT 4.600% due 10/15/24	3,760,000	2,829,400
Citigroup Inc
2.350% due 08/02/21	4,000,000	3,888,091
2.650% due 10/26/20	1,900,000	1,875,204
2.750% due 04/25/22	9,400,000	9,120,926
3.204% (USD LIBOR + 0.790%) due 01/10/20 §	9,600,000	9,614,089
3.450% (USD LIBOR + 0.960%) due 04/25/22 §	2,100,000	2,073,330
3.761% (USD LIBOR + 1.023%) due 06/01/24 §	6,100,000	5,979,398

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Cooperatieve Rabobank UA (Netherlands) 3.125% due 04/26/21	$7,500,000	$7,474,762
Credit Agricole SA (France) 3.750% due 04/24/23 ~	6,200,000	6,072,556
Credit Suisse Group AG (Switzerland) 4.016% (USD LIBOR + 1.240%) due 06/12/24 § ~	6,200,000	6,110,980
Credit Suisse Group Funding Guernsey Ltd (Switzerland)
3.800% due 09/15/22	11,000,000	10,928,526
3.800% due 06/09/23	6,200,000	6,089,747
4.735% (USD LIBOR + 2.290%) due 04/16/21 §	5,500,000	5,657,777
Crown Castle International Corp REIT
2.250% due 09/01/21	2,600,000	2,515,229
3.700% due 06/15/26	1,777,000	1,698,748
Deutsche Bank AG (Germany)
2.700% due 07/13/20	4,000,000	3,891,358
3.150% due 01/22/21	6,400,000	6,188,187
3.406% (USD LIBOR + 0.970%) due 07/13/20 §	5,100,000	4,966,910
3.819% (USD LIBOR + 1.190%) due 11/16/22 §	5,800,000	5,295,599
3.950% due 02/27/23	5,000,000	4,724,919
4.528% (USD LIBOR + 1.910%) due 05/10/19 §	13,700,000	13,656,719
Dexia Credit Local SA (France) 2.375% due 09/20/22 ~	12,700,000	12,471,594
Digital Realty Trust LP REIT 4.450% due 07/15/28	6,600,000	6,588,268
Equinix Inc REIT 2.875% due 03/15/24	EUR 6,600,000	7,563,838
Essex Portfolio LP REIT 3.375% due 04/15/26	$5,200,000	4,980,498
HCP Inc REIT 4.000% due 12/01/22	3,900,000	3,897,604
Hospitality Properties Trust REIT 4.250% due 02/15/21	2,500,000	2,508,368
HSBC Holdings PLC (United Kingdom)
3.400% due 03/08/21	7,000,000	6,981,459
3.640% (USD LIBOR + 1.000%) due 05/18/24 §	6,000,000	5,847,249
3.950% due 05/18/24	5,100,000	5,075,185
5.007% (USD LIBOR + 2.240%) due 03/08/21 §	5,600,000	5,737,871
ING Groep NV (Netherlands) 3.797% (USD LIBOR + 1.000%) due 10/02/23 §	500,000	495,300
International Lease Finance Corp 6.250% due 05/15/19	5,400,000	5,448,282
Jackson National Life Global Funding 3.251% (USD LIBOR + 0.480%) due 06/11/21 § ~	4,300,000	4,274,603
JPMorgan Chase & Co
2.400% due 06/07/21	6,000,000	5,870,458
3.220% due 03/01/25	7,300,000	7,056,140
3.411% (USD LIBOR + 0.610%) due 06/18/22 §	7,100,000	7,025,386
3.514% due 06/18/22	7,500,000	7,519,287
JPMorgan Chase Bank NA
2.868% (USD LIBOR + 0.250%) due 02/13/20 §	8,200,000	8,190,480
3.086% due 04/26/21	17,200,000	17,131,371
LeasePlan Corp NV (Netherlands) 2.875% due 01/22/19 ~	8,000,000	7,997,124
Life Storage LP REIT 3.875% due 12/15/27	2,600,000	2,480,330
Lloyds Bank PLC (United Kingdom)
3.300% due 05/07/21	5,800,000	5,784,136
5.800% due 01/13/20 ~	6,600,000	6,756,179
12.000% due 12/16/24 ~	2,100,000	2,466,440

	Principal Amount	Value
Lloyds Banking Group PLC (United Kingdom)
3.590% (USD LIBOR + 0.800%) due 06/21/21 §	$7,400,000	$7,329,721
4.450% due 05/08/25	4,500,000	4,476,375
7.000% due 06/27/19 ~	GBP 5,000,000	6,387,772
Manulife Financial Corp (Canada) 4.150% due 03/04/26	$2,000,000	2,022,818
Mitsubishi UFJ Financial Group Inc (Japan) 3.455% due 03/02/23	6,900,000	6,861,201
Morgan Stanley
3.168% (USD LIBOR + 0.550%) due 02/10/21 §	6,000,000	5,934,757
3.649% (USD LIBOR + 1.180%) due 01/20/22 §	9,600,000	9,571,327
3.737% due 04/24/24	7,400,000	7,350,713
National Australia Bank Ltd (Australia) 2.250% due 03/16/21 ~	7,700,000	7,593,248
Nationwide Building Society (United Kingdom) 4.363% due 08/01/24 ~	6,300,000	6,178,232
Navient Corp 8.000% due 03/25/20	300,000	305,580
Nordea Bank AB (Finland) 4.875% due 01/27/20 ~	3,300,000	3,357,353
Omega Healthcare Investors Inc REIT 4.750% due 01/15/28	590,000	579,399
Oversea-Chinese Banking Corp Ltd (Singapore) 3.090% (USD LIBOR + 0.450%) due 05/17/21 § ~	5,000,000	4,998,445
Public Storage REIT 2.370% due 09/15/22	7,200,000	6,957,067
Realty Income Corp REIT 3.250% due 10/15/22	3,000,000	2,973,233
Regency Centers LP REIT 4.125% due 03/15/28	3,500,000	3,464,328
Royal Bank of Canada (Canada) 2.300% due 03/22/21	7,700,000	7,596,046
Royal Bank of Scotland Group PLC (United Kingdom)
2.500% due 03/22/23 ~	EUR 4,900,000	5,731,717
4.892% due 05/18/29	$5,000,000	4,784,312
7.500% due 08/10/20	1,600,000	1,588,000
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 08/05/21	4,500,000	4,346,343
Santander UK PLC (United Kingdom) 3.400% due 06/01/21	6,400,000	6,370,722
Simon Property Group LP REIT 2.500% due 09/01/20	6,400,000	6,331,224
Skandinaviska Enskilda Banken AB (Sweden)
3.070% (USD LIBOR + 0.430%) due 05/17/21 § ~	6,200,000	6,161,250
3.250% due 05/17/21 ~	6,300,000	6,294,897
SL Green Realty Corp REIT 4.500% due 12/01/22	2,400,000	2,430,752
Societe Generale SA (France) 4.250% due 09/14/23 ~	6,000,000	5,964,722
Springleaf Finance Corp 8.250% due 12/15/20	4,000,000	4,150,000
STORE Capital Corp REIT 4.500% due 03/15/28	7,600,000	7,360,455
Sumitomo Mitsui Banking Corp (Japan) 2.514% due 01/17/20	7,000,000	6,948,781
Tesco Property Finance PLC (United Kingdom)
5.661% due 10/13/41 ~	GBP 98,375	139,646
5.801% due 10/13/40 ~	195,621	283,398

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
The Goldman Sachs Group Inc
3.200% due 02/23/23	$7,100,000	$6,892,945
3.307% (USD LIBOR + 0.780%) due 10/31/22 §	9,800,000	9,554,013
3.786% (USD LIBOR + 1.170%) due 05/15/26 §	5,900,000	5,668,041
3.988% (USD LIBOR + 1.200%) due 09/15/20 §	8,400,000	8,441,375
The Toronto-Dominion Bank (Canada) 2.250% due 03/15/21 ~	7,700,000	7,597,918
UBS AG (Switzerland)
2.350% due 03/26/20	1,400,000	1,386,181
3.347% (USD LIBOR + 0.580%) due 06/08/20 § ~	10,000,000	9,998,670
3.588% (USD LIBOR + 0.850%) due 06/01/20 §	1,700,000	1,707,682
UBS Group Funding Switzerland AG (Switzerland)
3.000% due 04/15/21 ~	8,000,000	7,940,445
4.125% due 04/15/26 ~	7,100,000	7,064,317
UniCredit SPA (Italy) 7.830% due 12/04/23 ~	12,800,000	13,403,840
Washington Prime Group LP REIT
3.850% due 04/01/20	3,400,000	3,349,657
5.950% due 08/15/24	6,280,000	5,515,497
Wells Fargo & Co 6.558% (USD LIBOR + 3.770%) due 03/15/19 §	16,700,000	16,616,500

		699,951,081

Industrial - 1.9%

Arrow Electronics Inc
3.250% due 09/08/24	200,000	186,540
3.500% due 04/01/22	4,600,000	4,541,412
Aviation Capital Group LLC 4.125% due 08/01/25 ~	6,620,000	6,436,177
CNH Industrial Capital LLC 4.875% due 04/01/21	3,500,000	3,565,100
Fortive Corp 2.350% due 06/15/21	2,000,000	1,951,202
General Electric Co 5.000% due 01/21/21	3,300,000	2,528,625
John Deere Capital Corp 3.316% (USD LIBOR + 0.550%) due 06/07/23 §	6,600,000	6,496,490
Komatsu Finance America Inc (Japan) 2.437% due 09/11/22 ~	2,760,000	2,658,821
Penske Truck Leasing Co LP 4.875% due 07/11/22 ~	2,600,000	2,693,967
Platin 1426 GmbH (Germany) 6.875% due 06/15/23 ~	EUR 3,200,000	3,538,808
Rockwell Collins Inc
2.800% due 03/15/22	$6,500,000	6,322,394
3.100% due 11/15/21	1,100,000	1,091,727
SMBC Aviation Capital Finance DAC (Ireland) 4.125% due 07/15/23 ~	1,800,000	1,809,164

		43,820,427

Technology - 1.3%

Broadcom Corp
3.000% due 01/15/22	2,700,000	2,598,343
3.875% due 01/15/27	4,800,000	4,316,186
Dell International LLC 5.450% due 06/15/23 ~	6,500,000	6,620,551
NetApp Inc 3.250% due 12/15/22	2,400,000	2,345,900
NXP BV (Netherlands) 4.875% due 03/01/24 ~	5,900,000	5,933,276

	Principal Amount	Value
VMware Inc
2.300% due 08/21/20	$3,300,000	$3,232,933
2.950% due 08/21/22	6,200,000	5,914,354

		30,961,543

Utilities - 1.7%

Duke Energy Corp 3.114% (USD LIBOR + 0.500%) due 05/14/21 § ~	6,200,000	6,172,607
Engie SA (France) 2.875% due 10/10/22 ~	4,600,000	4,511,843
Entergy Corp 4.000% due 07/15/22	1,900,000	1,918,092
Fortis Inc (Canada) 2.100% due 10/04/21	1,800,000	1,731,526
NextEra Energy Capital Holdings Inc 3.107% (USD LIBOR + 0.400%) due 08/21/20 §	7,400,000	7,392,681
Public Service Enterprise Group Inc 2.000% due 11/15/21	1,900,000	1,825,752
SGSP Australia Assets Pty Ltd (Australia) 3.300% due 04/09/23 ~	1,200,000	1,187,862
The Southern Co
3.250% due 07/01/26	5,700,000	5,350,974
3.503% (USD LIBOR + 0.700%) due 09/30/20 § ~	8,500,000	8,477,049

		38,568,386

Total Corporate Bonds & Notes (Cost $1,183,942,484)		1,164,003,559

SENIOR LOAN NOTES - 0.2%

Communications - 0.1%

CBS Radio Inc Term B 5.256% (USD LIBOR + 2.750%) due 11/18/24 §	1,444,894	1,360,006

Industrial - 0.1%

NCI Building Systems Inc 6.175% (USD LIBOR + 3.750%) due 04/12/25 §	3,980,000	3,641,700

Total Senior Loan Notes (Cost $5,400,376)		5,001,706

MORTGAGE-BACKED SECURITIES - 71.8%

Collateralized Mortgage Obligations - Commercial - 1.9%

Ashford Hospitality Trust 3.455% (USD LIBOR + 1.000%) due 05/15/35 § ~	7,400,000	7,371,786
Capmark Mortgage Securities Inc (IO) 1.127% due 05/15/35 §	153,804	2
CFCRE Commercial Mortgage Trust 3.060% due 11/10/49	5,613,000	5,567,498
Citigroup Commercial Mortgage Trust 2.984% due 11/15/49	8,000,000	7,911,702
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 1.259% due 08/25/22 §	20,850,434	793,182
GS Mortgage Securities Trust 3.602% due 10/10/49 § ~	7,000,000	7,010,648
JP Morgan Chase Commercial Mortgage Securities Corp 3.455% (USD LIBOR + 1.000%) due 06/15/32 § ~	7,400,000	7,265,452

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust 3.150% due 03/15/48	$7,000,000	$6,961,861

		42,882,131

Collateralized Mortgage Obligations - Residential - 6.3%

Alternative Loan Trust
2.676% (USD LIBOR + 0.170%) due 07/25/46 §	1,599,816	1,529,185
3.126% (USD LIBOR + 0.620%) due 10/25/35 §	98,118	87,209
Alternative Loan Trust (IO) 2.494% (5.000% - USD LIBOR) due 05/25/35 §	1,883,245	140,786
Banc of America Funding Trust
2.526% due 08/25/47 § ~	7,051,987	5,525,642
4.632% due 02/20/36 §	870,501	860,328
Banc of America Mortgage Trust 6.000% due 05/25/37	3,592,267	3,185,661
BCAP LLC Trust
4.931% due 03/26/37 § ~	449,347	445,695
5.250% due 02/26/36 § ~	1,753,518	1,331,876
5.250% due 08/26/37 § ~	1,858,889	1,894,444
Bear Stearns Adjustable Rate Mortgage Trust 4.248% due 08/25/33 §	1,163,691	1,165,706
Bear Stearns ALT-A Trust
3.346% (USD LIBOR + 0.840%) due 11/25/34 §	63,251	62,979
3.975% due 01/25/36 §	2,282,486	2,277,176
Bear Stearns Structured Products Inc Trust
4.348% due 01/26/36 §	999,344	904,945
5.425% due 12/26/46 §	776,759	726,488
Citigroup Mortgage Loan Trust
4.313% due 08/25/36 §	1,314,918	1,221,073
4.381% due 08/25/35 §	289,277	220,381
Countrywide Home Loan Mortgage Pass-Through Trust
3.146% (USD LIBOR + 0.640%) due 03/25/35 §	784,296	782,444
3.910% due 08/25/34 §	109,871	103,764
4.004% due 05/20/34 §	683,058	682,111
6.500% due 10/25/37	1,346,999	1,095,087
Credit Suisse First Boston Mortgage Securities Corp 2.885% due 03/25/32 § ~	179,847	171,910
Downey Savings & Loan Association Mortgage Loan Trust 4.154% due 07/19/44 §	670,557	678,943
Fannie Mae
2.375% (USD LIBOR + 0.060%) due 07/25/37 §	174,474	171,575
2.855% (USD LIBOR + 0.400%) due 04/18/28 §	55,495	55,971
2.905% (USD LIBOR + 0.450%) due 10/18/30 §	371	372
3.106% (USD LIBOR + 0.600%) due 05/25/40 §	1,728,185	1,747,310
5.000% due 03/25/21	8,502	8,564
6.500% due 10/25/42 §	590,109	656,021
Fannie Mae (IO) 4.194% (6.700% - USD LIBOR) due 10/25/35 §	3,790	552
FHLMC-GNMA 7.500% due 09/20/26	101,590	112,886
First Horizon Alternative Mortgage Securities Trust
3.958% due 03/25/35 §	815,653	669,067
4.290% due 06/25/34 §	2,773,233	2,746,713

	Principal Amount	Value
Freddie Mac
2.805% (USD LIBOR + 0.350%) due 12/15/29 §	$10,691	$10,709
2.855% (USD LIBOR + 0.400%) due 06/15/41 §	5,537,931	5,569,155
7.000% due 09/15/21	6,273	6,391
7.500% due 01/15/23	234,390	246,232
Freddie Mac Structured Pass-Through Certificates
3.357% (US FED + 1.200%) due 10/25/44 §	1,160,591	1,168,199
3.557% (US FED + 1.400%) due 07/25/44 §	5,848,173	6,069,901
Government National Mortgage Association
2.684% (USD LIBOR + 0.370%) due 10/20/66 §	1,614,980	1,614,558
2.814% (USD LIBOR + 0.500%) due 04/20/64 §	4,623,068	4,635,818
2.864% (USD LIBOR + 0.550%) due 05/20/65 §	1,677,906	1,682,670
2.914% (USD LIBOR + 0.600%) due 07/20/65 - 08/20/65 §	10,886,293	10,937,820
2.964% (USD LIBOR + 0.650%) due 07/20/63 §	5,803,711	5,814,393
3.064% (USD LIBOR + 0.750%) due 01/20/66 §	7,398,537	7,480,284
3.247% (USD LIBOR + 0.750%) due 04/20/67 §	8,540,717	8,762,694
Great Hall Mortgages No 1 PLC (United Kingdom) 2.931% (USD LIBOR + 0.130%) due 06/18/39 § ~	5,077,237	4,892,334
GreenPoint Mortgage Funding Trust 3.046% (USD LIBOR + 0.540%) due 11/25/45 §	50,279	44,099
HarborView Mortgage Loan Trust 2.666% (USD LIBOR + 0.160%) due 05/25/38 §	1,614,509	1,401,394
Impac CMB Trust 3.046% (USD LIBOR + 0.540%) due 05/25/35 §	76,048	74,470
Impac Secured Assets Trust 2.676% (USD LIBOR + 0.170%) due 01/25/37 §	410,740	396,959
IndyMac ARM Trust 3.948% due 01/25/32 §	22,595	22,136
JP Morgan Alternative Loan Trust
2.686% (USD LIBOR + 0.180%) due 05/25/36 §	3,859,547	3,710,660
6.000% due 12/27/36 ~	1,475,946	1,189,741
JP Morgan Mortgage Trust 2.806% (USD LIBOR + 0.300%) due 10/25/35 §	2,426,433	2,006,682
Lehman Mortgage Trust 5.750% due 02/25/37	9,126,007	8,052,997
MASTR Adjustable Rate Mortgages Trust 4.670% due 04/21/34 §	23,775	24,347
MASTR Alternative Loan Trust 2.906% (USD LIBOR + 0.400%) due 03/25/36 §	710,015	132,694
Merrill Lynch Alternative Note Asset Trust 2.686% (USD LIBOR + 0.180%) due 04/25/37 §	568,011	570,619
Merrill Lynch Mortgage Investors Trust
2.756% (USD LIBOR + 0.250%) due 11/25/35 §	16,879	16,394
3.977% due 06/25/35 §	48,372	48,316
PHH Alternative Mortgage Trust 2.666% (USD LIBOR + 0.160%) due 02/25/37 §	15,327,100	12,697,990

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Provident Funding Mortgage Loan Trust 4.069% due 04/25/34 §	$3,070	$3,099
RBSSP Resecuritization Trust 3.826% due 12/26/36 § ~	702,480	429,053
Reperforming Loan REMIC Trust 2.846% (USD LIBOR + 0.340%) due 06/25/35 § ~	2,118,906	2,050,340
Residential Asset Securitization Trust (IO) 2.444% (4.950% - USD LIBOR) due 11/25/35 §	2,782,823	313,597
Residential Funding Mortgage Securities I Trust 4.451% due 09/25/35 §	600,214	500,434
Residential Mortgage Securities PLC (United Kingdom) 2.056% (GBP LIBOR + 1.150%) due 06/15/46 § ~	GBP 1,350,308	1,723,589
Resloc UK PLC (United Kingdom) 0.226% (EUR LIBOR + 0.160%) due 12/15/43 § ~	EUR 2,931,533	3,174,593
Sequoia Mortgage Trust 2.820% (USD LIBOR + 0.350%) due 07/20/33 §	$579,436	558,652
Structured Adjustable Rate Mortgage Loan Trust 3.982% due 01/25/35 §	245,002	241,863
Structured Asset Mortgage Investments II Trust
2.716% (USD LIBOR + 0.210%) due 05/25/36 §	1,033,955	947,769
2.720% (USD LIBOR + 0.250%) due 07/19/35 §	193,144	189,743
2.736% (USD LIBOR + 0.230%) due 02/25/36 §	1,505,422	1,338,358
2.786% (USD LIBOR + 0.280%) due 02/25/36 §	992,822	940,101
Structured Asset Mortgage Investments Trust 3.130% (USD LIBOR + 0.660%) due 09/19/32 §	51,640	50,425
Structured Asset Securities Corp Trust 5.750% due 04/25/35	3,975,790	3,674,107
Suntrust Alternative Loan Trust (IO) 2.594% (5.100% - USD LIBOR) due 12/25/35 §	5,662,271	447,539
WaMu Mortgage Pass-Through Certificates Trust
2.776% (USD LIBOR + 0.270%) due 12/25/45 §	48,451	48,072
2.796% (USD LIBOR + 0.290%) due 10/25/45 §	54,004	53,553
Washington Mutual Mortgage Pass-Through Certificates Trust
2.987% (US FED + 0.830%) due 11/25/46 §	1,582,353	1,440,946
6.000% due 07/25/36	2,432,603	2,197,654
Washington Mutual Mortgage Pass-Through Certificates Trust (IO)
2.344% (4.850% - USD LIBOR) due 11/25/35 §	14,036,406	1,376,869
2.444% (4.950% - USD LIBOR) due 11/25/35 §	3,681,549	420,042
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 4.391% due 02/25/33 §	30,722	31,017
Wells Fargo Mortgage-Backed Securities Trust
4.309% due 07/25/36 §	2,103,708	2,058,763
4.620% due 04/25/36 §	541,442	540,915
4.649% due 03/25/36 §	79,416	77,012

	Principal Amount	Value
4.668% due 10/25/33 §	$58,872	$59,626
4.973% due 12/25/34 §	199,997	204,395

		145,635,646

Fannie Mae - 54.8%

2.268% (US FED + 1.250%) due 03/01/33 §	243,479	243,688
2.310% due 08/01/22	1,200,000	1,181,915
2.870% due 09/01/27	4,800,000	4,679,955
3.000% due 04/01/27 - 02/01/49	209,354,932	204,544,798
3.253% (US FED + 1.200%) due 08/01/42 - 10/01/44 §	1,002,330	996,850
3.256% (UST + 1.695%) due 02/01/33 §	219,399	227,082
3.309% (US FED + 1.250%) due 05/01/36 §	23,522	24,188
3.330% due 11/01/21	346,697	352,283
3.425% (UST + 1.925%) due 02/01/33 §	4,781	4,966
3.488% (UST + 2.025%) due 01/01/34 §	8,175	8,595
3.500% due 02/01/34 - 02/01/49	439,000,000	439,211,268
3.677% (USD LIBOR + 1.455%) due 04/01/35 §	511,849	533,469
3.711% (UST + 1.975%) due 03/01/34 §	12,738	13,395
3.793% (US FED + 1.250%) due 05/01/36 §	18,681	19,439
3.818% (USD LIBOR + 1.699%) due 03/01/33 §	7,541	7,899
3.839% (US FED + 1.250%) due 05/01/36 §	763,920	793,817
3.865% (USD LIBOR + 1.740%) due 08/01/34 §	699	731
3.873% (USD LIBOR + 1.373%) due 09/01/35 §	146,299	150,455
3.913% (USD LIBOR + 1.413%) due 07/01/33 §	16,559	17,161
3.930% (UST + 2.055%) due 04/01/34 §	53,351	53,563
3.970% (UST + 2.095%) due 04/01/27 §	6,540	6,553
4.000% (UST + 2.135%) due 01/01/23 §	24,375	24,846
4.000% due 03/01/24 - 02/01/49	482,327,271	491,499,040
4.050% (USD LIBOR + 1.550%) due 09/01/33 §	25,676	26,523
4.055% (USD LIBOR + 1.538%) due 01/01/36 §	47,241	49,144
4.088% (USD LIBOR + 1.350%) due 07/01/35 §	804,135	832,922
4.105% (USD LIBOR + 1.605%) due 08/01/36 §	170,547	176,471
4.126% (USD LIBOR + 1.376%) due 07/01/33 §	21,748	22,740
4.132% (USD LIBOR + 1.333%) due 08/01/35 §	410,386	425,868
4.228% (USD LIBOR + 1.353%) due 12/01/34 §	1,249,192	1,294,165
4.305% (USD LIBOR + 1.430%) due 12/01/34 §	4,085	4,265
4.457% (UST + 2.175%) due 12/01/22 §	2,881	2,933
4.490% (UST + 2.360%) due 11/01/34 §	2,280,182	2,412,436
4.500% due 12/01/19 - 02/01/49	74,381,353	77,006,126
4.507% (USD LIBOR + 1.632%) due 11/01/34 §	6,375	6,676
4.715% (USD LIBOR + 1.840%) due 09/01/35 §	57,056	59,860

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
4.814% (USD LIBOR + 2.250%) due 06/01/34 §	$4,493	$4,735
5.000% due 05/01/25 - 02/01/44	4,951,077	5,208,289
5.188% (US FED + 1.724%) due 09/01/34 §	113,996	120,889
5.500% due 05/01/21 - 02/01/49	16,502,261	17,221,464
6.000% due 02/01/23 - 01/01/49	7,026,332	7,588,582
6.500% due 11/01/21 - 09/01/37	816,400	889,008
7.500% due 01/01/33	19,596	22,671
8.000% due 05/01/30 - 08/01/30	4,533	4,600
8.500% due 07/01/32	1,002	1,013

		1,257,977,336

Federal Housing Authority - 0.0%

6.896% due 07/01/20	14,358	14,367
7.430% due 10/01/20	4,413	4,418

		18,785

Freddie Mac - 5.6%

3.000% due 01/01/49	28,000,000	27,293,026
3.500% due 01/01/49	37,000,000	36,991,243
4.000% due 01/01/49	37,000,000	37,721,778
4.041% (UST + 2.237%) due 05/01/23 §	1,129	1,143
4.086% (USD LIBOR + 1.345%) due 09/01/35 §	187,199	193,642
4.090% (UST + 2.249%) due 03/01/32 §	24,252	25,164
4.122% (UST + 2.249%) due 03/01/32 §	54,357	56,916
4.250% (UST + 2.250%) due 05/01/32 §	2,917	2,983
4.270% (UST + 2.137%) due 01/01/28 §	5,959	6,087
4.375% (UST + 2.250%) due 07/01/32 §	8,480	8,768
4.500% due 01/01/49	20,000,000	20,711,289
5.500% due 03/01/23 - 05/01/40	5,253,564	5,657,301
6.000% due 03/01/21 - 10/01/22	171,883	184,967
7.000% due 10/01/37	27,676	30,702

		128,885,009

Government National Mortgage Association - 3.2%

3.125% (UST + 1.500%) due 10/20/23 - 12/20/32 §	453,229	464,786
3.375% (UST + 1.500%) due 01/20/23 - 03/20/33 §	509,251	521,234
3.500% (UST + 1.500%) due 01/20/25 - 02/20/25 §	8,372	8,568
3.500% due 01/01/49	6,000,000	6,041,387
3.625% (UST + 1.500%) due 05/20/22 - 06/20/32 §	709,336	723,353
3.625% (UST + 2.000%) due 11/20/24 §	61,032	62,219
3.750% (UST + 1.500%) due 07/20/23 - 09/20/32 §	314,079	322,423
3.875% (UST + 2.000%) due 03/20/29 §	28,781	28,789
4.000% due 03/15/44 - 01/01/49	18,747,343	19,201,182
4.250% (UST + 2.000%) due 08/20/20 - 07/20/24 §	46,398	46,520
5.000% due 05/15/33 - 02/01/49	44,742,094	46,569,018
6.000% due 06/15/38 - 09/15/38	13,645	14,715
7.500% due 07/15/31 - 12/15/31	29,186	34,121
8.000% due 12/15/29 - 08/15/32	218,721	236,428
8.500% due 08/15/22 - 12/15/30	250,316	256,756
9.000% due 02/15/20 - 04/15/20	922	927
10.000% due 07/15/22 - 02/15/25	186	187

		74,532,613

Total Mortgage-Backed Securities (Cost $1,629,386,636)		1,649,931,520

	Principal Amount	Value

ASSET-BACKED SECURITIES - 13.9%

ABFC Trust 3.331% (USD LIBOR + 0.825%) due 07/25/35 §	$5,600,000	$5,361,966
Ally Auto Receivables Trust 2.720% due 05/17/21	7,400,000	7,388,941
Ares XXIX CLO Ltd (Cayman) 3.639% (USD LIBOR + 1.190%) due 04/17/26 § ~	5,129,457	5,125,888
Argent Securities Inc Asset-Backed Pass-Through Certificates 2.886% (USD LIBOR + 0.380%) due 02/25/36 §	2,354,968	1,818,415
Atlas Senior Loan Fund IV Ltd (Cayman) 3.296% (USD LIBOR + 0.680%) due 02/17/26 § ~	2,724,741	2,713,745
Bear Stearns Asset-Backed Securities I Trust 2.616% (USD LIBOR + 0.110%) due 04/25/31 §	394,976	557,267
Bear Stearns Asset-Backed Securities Trust 4.606% (USD LIBOR + 2.100%) due 03/25/35 §	2,397,904	2,401,995
Capital Auto Receivables Asset Trust 2.640% (USD LIBOR + 0.170%) due 10/20/20 § ~	4,152,889	4,149,574
Capital One Multi-Asset Execution Trust 2.905% (USD LIBOR + 0.450%) due 02/15/22 §	8,200,000	8,207,816
Catamaran CLO Ltd (Cayman) 3.845% (USD LIBOR + 1.400%) due 10/18/26 § ~	6,000,000	6,004,309
Cent CLO 24 Ltd (Cayman) 3.506% (USD LIBOR + 1.070%) due 10/15/26 § ~	6,200,000	6,148,671
Chase Issuance Trust 2.755% (USD LIBOR + 0.300%) due 01/15/22 §	8,000,000	8,013,882
CIT Mortgage Loan Trust 3.856% (USD LIBOR + 1.350%) due 10/25/37 § ~	5,463,487	5,535,178
Citigroup Mortgage Loan Trust
2.646% (USD LIBOR + 0.140%) due 12/25/36 §	4,522,765	4,487,019
2.656% (USD LIBOR + 0.150%) due 12/25/36 §	11,935,842	5,971,370
2.666% (USD LIBOR + 0.160%) due 12/25/36 § ~	2,771,015	1,773,149
Countrywide Asset-Backed Certificates
2.646% (USD LIBOR + 0.140%) due 06/25/47 §	7,966,051	7,214,393
2.656% (USD LIBOR + 0.150%) due 05/25/37 §	1,678,425	1,659,339
2.956% (USD LIBOR + 0.450%) due 03/25/47 § ~	2,382,165	1,803,681
Credit Acceptance Auto Loan Trust 3.470% due 05/17/27 ~	7,500,000	7,489,507
CWABS Asset-Backed Certificates Trust
2.646% (USD LIBOR + 0.140%) due 03/25/37 §	4,401,373	4,206,206
2.656% (USD LIBOR + 0.150%) due 02/25/37 §	1,696,041	1,695,284
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30	33,843	33,936
Dryden XXV Senior Loan Fund CLO (Cayman) 3.336% (USD LIBOR + 0.900%) due 10/15/27 § ~	7,100,000	7,049,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
EFS Volunteer No 2 LLC 3.386% (USD LIBOR + 0.880%) due 07/26/27 § ~	$474,746	$475,495
FBR Securitization Trust 3.271% (USD LIBOR + 0.765%) due 09/25/35 §	28,530,000	26,641,414
Flagship Credit Auto Trust 1.930% due 12/15/21 ~	1,612,178	1,608,555
Flagship VII Ltd CLO (Cayman) 3.589% (USD LIBOR + 1.120%) due 01/20/26 § ~	3,165,105	3,163,330
Ford Credit Auto Lease Trust 2.930% due 04/15/21	3,500,000	3,496,574
GSAA Home Equity Trust 2.676% (USD LIBOR + 0.170%) due 09/25/36 §	11,305,095	5,041,421
Home Equity Asset Trust 3.286% (USD LIBOR + 0.780%) due 10/25/34 §	3,662,185	3,629,794
Home Equity Mortgage Loan Asset-Backed Trust 2.826% (USD LIBOR + 0.320%) due 04/25/37 §	5,867,065	5,225,498
HSI Asset Securitization Corp Trust 2.836% (USD LIBOR + 0.330%) due 02/25/36 §	1,009,103	938,865
Imc Home Equity Loan Trust 6.720% due 08/20/29 §	1,841	1,851
IXIS Real Estate Capital Trust 2.606% (USD LIBOR + 0.100%) due 01/25/37 §	10,712,542	5,146,021
Jamestown CLO VIII Ltd (Cayman) 3.306% (USD LIBOR + 0.870%) due 01/15/28 § ~	8,400,000	8,290,840
Lehman ABS Mortgage Loan Trust 2.596% (USD LIBOR + 0.090%) due 06/25/37 § ~	1,242,807	890,996
Mastr Asset-Backed Securities Trust 2.756% (USD LIBOR + 0.250%) due 04/25/36 §	9,008,140	3,349,346
Mid-State Trust VIII 7.791% due 03/15/38	305,709	337,053
Monarch Grove CLO (Cayman) 3.370% (USD LIBOR + 0.880%) due 01/25/28 § ~	5,600,000	5,543,226
Morgan Stanley ABS Capital I Inc Trust
2.686% (USD LIBOR + 0.180%) due 03/25/37 §	3,047,883	1,598,900
2.726% (USD LIBOR + 0.220%) due 11/25/36 §	7,366,818	4,692,385
2.756% (USD LIBOR + 0.250%) due 03/25/37 §	5,103,433	2,696,898
Mountain Hawk III CLO Ltd (Cayman) 3.645% (USD LIBOR + 1.200%) due 04/18/25 § ~	4,613,359	4,615,180
Mountain View CLO Ltd (Cayman) 3.236% (USD LIBOR + 0.800%) due 10/15/26 § ~	7,500,000	7,487,132
Navient Private Education Loan Trust 3.955% (USD LIBOR + 1.500%) due 01/16/35 § ~	222,330	222,452
Navient Student Loan Trust 2.806% (USD LIBOR + 0.300%) due 07/26/66 § ~	3,146,240	3,147,505
Nissan Master Owner Trust Receivables 3.095% (USD LIBOR + 0.640%) due 06/15/21 §	8,385,000	8,392,997
Option One Mortgage Loan Trust
2.646% (USD LIBOR + 0.140%) due 02/25/37 §	6,163,393	4,506,396
2.726% (USD LIBOR + 0.220%) due 02/25/37 §	16,026,761	9,894,802

	Principal Amount	Value
Park Place Securities Inc Asset-Backed Pass-Through Certificates 3.331% (USD LIBOR + 0.825%) due 07/25/35 §	$6,700,000	$6,317,217
Penarth Master Issuer PLC (United Kingdom) 2.905% (USD LIBOR + 0.450%) due 09/18/22 § ~	7,300,000	7,276,162
People’s Choice Home Loan Securities Trust 3.026% (USD LIBOR + 0.520%) due 12/25/35 §	894,170	878,260
RAAC Trust 3.156% (USD LIBOR + 0.650%) due 06/25/47 §	2,828,640	2,748,304
RASC Trust
2.666% (USD LIBOR + 0.160%) due 11/25/36 §	733,905	701,813
2.916% (USD LIBOR + 0.410%) due 01/25/36 §	2,323,772	2,309,560
Renaissance Home Equity Loan Trust 3.195% (USD LIBOR + 0.880%) due 08/25/33 §	219,207	215,233
Securitized Asset-Backed Receivables LLC Trust 3.166% (USD LIBOR + 0.660%) due 08/25/35 §	7,271,836	4,890,296
SLM Student Loan Trust
2.600% (USD LIBOR + 0.110%) due 10/27/25 §	1,206,771	1,205,706
3.040% (USD LIBOR + 0.550%) due 10/26/26 §	648,852	649,036
3.338% (USD LIBOR + 0.550%) due 12/15/25 § ~	4,418,721	4,441,220
SMB Private Education Loan Trust 2.905% (USD LIBOR + 0.450%) due 06/17/24 § ~	475,747	475,762
SoFi Consumer Loan Program Trust 2.550% due 02/25/27 ~	2,390,841	2,377,441
Soundview Home Loan Trust 2.616% (USD LIBOR + 0.110%) due 02/25/37 §	1,639,820	626,361
SpringCastle America Funding LLC 3.050% due 04/25/29 ~	3,651,271	3,620,596
Structured Asset Investment Loan Trust 2.816% (USD LIBOR + 0.310%) due 01/25/36 §	9,014,443	8,316,224
Structured Asset Securities Corp Mortgage Loan Trust
2.676% (USD LIBOR + 0.170%) due 12/25/36 §	641,088	618,467
2.776% (USD LIBOR + 0.270%) due 03/25/36 §	2,490,830	2,256,611
Telos CLO Ltd (Cayman) 3.719% (USD LIBOR + 1.270%) due 01/17/27 § ~	6,400,000	6,400,125
Terwin Mortgage Trust 2.716% (USD LIBOR + 0.210%) due 04/25/37 § ~	674,359	661,811
TICP CLO I Ltd (Cayman) 3.269% (USD LIBOR + 0.800%) due 07/20/27 § ~	1,900,000	1,885,658
Tralee CLO V Ltd (Cayman) 3.869% (USD LIBOR + 1.110%) due 10/20/28 § ~	7,300,000	7,178,478
Venture XII CLO Ltd (Cayman) 3.507% (USD LIBOR + 0.800%) due 02/28/26 § ~	8,300,000	8,258,409
Venture XX CLO Ltd (Cayman) 3.256% (USD LIBOR + 0.820%) due 04/15/27 § ~	5,600,000	5,559,857

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Westlake Automobile Receivables Trust 2.980% due 01/18/22 ~	$4,900,000	$4,898,465
Zais CLO 1 Ltd (Cayman) 3.586% (USD LIBOR + 1.150%) due 04/15/28 § ~	7,300,000	7,285,804

Total Asset-Backed Securities (Cost $312,394,102)		319,898,333

U.S. GOVERNMENT AGENCY ISSUES - 0.4%

Freddie Mac 1.250% due 10/02/19 ‡	9,794,000	9,689,469
United States Small Business Administration 6.120% due 09/01/21	76,827	78,245

Total U.S. Government Agency Issues (Cost $9,933,481)		9,767,714

U.S. TREASURY OBLIGATIONS - 27.6%

U.S. Treasury Bonds - 16.3%

2.500% due 02/15/45	1,300,000	1,180,769
2.750% due 08/15/42	26,200,000	25,144,636
2.750% due 11/15/42	19,000,000	18,213,142
2.875% due 05/15/43	27,500,000	26,915,694
2.875% due 08/15/45	58,800,000	57,415,011
3.000% due 11/15/44	30,000,000	30,019,067
3.000% due 02/15/48	11,900,000	11,860,971
3.125% due 02/15/42	8,000,000	8,209,190
3.125% due 02/15/43	1,900,000	1,942,295
3.125% due 08/15/44	43,800,000	44,823,526
3.375% due 05/15/44	13,300,000	14,201,578
3.625% due 08/15/43	19,600,000	21,739,406
3.750% due 11/15/43	28,300,000	32,044,558
4.250% due 05/15/39	4,900,000	5,925,832
4.375% due 11/15/39	20,700,000	25,444,041
4.375% due 05/15/40	26,400,000	32,500,110
4.500% due 08/15/39	7,700,000	9,619,334
4.625% due 02/15/40	5,500,000	6,988,367

		374,187,527

U.S. Treasury Inflation Protected Securities - 1.6%

0.625% due 01/15/26 ^	10,322,934	10,055,322
0.750% due 07/15/28 ^	28,407,120	27,827,509

		37,882,831

U.S. Treasury Notes - 9.7%

1.875% due 07/31/22 ‡	30,500,000	29,874,714
2.125% due 09/30/24	15,500,000	15,146,119
2.250% due 01/31/24 ‡	6,700,000	6,614,297
2.250% due 02/15/27 ‡	30,700,000	29,840,687
2.250% due 08/15/27	73,220,000	70,930,789
2.375% due 05/15/27	43,700,000	42,828,475
2.500% due 05/15/24 ‡	26,900,000	26,859,621

		222,094,702

Total U.S. Treasury Obligations (Cost $646,862,460)		634,165,060

FOREIGN GOVERNMENT BONDS & NOTES - 4.7%

Autonomous Community of Catalonia (Spain) 4.950% due 02/11/20	EUR 5,000,000	5,971,286
Bonos de la Nacion Argentina con Ajuste por CER (Argentina) 4.000% due 03/06/20 ^	ARS 138,100,000	4,512,672
Brazil Letras do Tesouro Nacional (Brazil) 6.184% due 04/01/19	BRL 55,800,000	14,183,444
Hellenic Republic Government (Greece) 4.750% due 04/17/19 ~	EUR 4,100,000	4,751,032

	Principal Amount	Value
Hydro-Quebec (Canada) 8.625% due 06/15/29	$1,000,000	1,440,067
Japan Bank for International Cooperation (Japan) 2.375% due 07/21/22	8,500,000	8,357,631
Kuwait Government (Kuwait) 2.750% due 03/20/22 ~	8,000,000	7,865,456
Peruvian Government (Peru) 5.940% due 02/12/29 ~	PEN 19,700,000	5,891,654
Province of Ontario (Canada)
1.650% due 09/27/19	$17,200,000	17,068,121
3.150% due 06/02/22	CAD 11,300,000	8,498,755
4.000% due 06/02/21	16,300,000	12,450,898
4.400% due 04/14/20	$2,400,000	2,451,116
Province of Quebec (Canada)
2.750% due 08/25/21	3,600,000	3,602,612
3.500% due 07/29/20	2,400,000	2,430,706
3.500% due 12/01/22	CAD 1,900,000	1,451,234
4.250% due 12/01/21	7,500,000	5,808,764

Total Foreign Government Bonds & Notes (Cost $118,102,064)		106,735,448

MUNICIPAL BONDS - 0.8%

City of Chicago IL ‘B’
5.630% due 01/01/22	$3,500,000	3,541,335
7.750% due 01/01/42	5,600,000	6,000,848
State of Iowa 6.750% due 06/01/34	1,000,000	1,014,880
Tobacco Settlement Finance Authority WV ‘A’ 7.467% due 06/01/47	7,915,000	7,772,609

Total Municipal Bonds (Cost $17,398,925)		18,329,672

SHORT-TERM INVESTMENTS - 11.1%

Commercial Paper - 0.6%

Campbell Soup Co 2.900% due 01/14/19	7,300,000	7,292,179
Ford Motor Credit Co LLC 2.780% due 02/19/19	6,900,000	6,869,218

		14,161,397

Foreign Government Issues - 8.1%

Argentina Treasury Bills (Argentina) 6.001% due 03/29/19	ARS 37,758,000	1,130,434
Hellenic Republic Treasury Bills (Greece) 1.267% due 03/15/19	EUR 3,900,000	4,456,895
Japan Treasury Bills (Japan)
(0.321%) due 02/04/19	JPY 6,060,000,000	55,297,189
(0.300%) due 01/09/19	1,000,000,000	9,123,827
(0.299%) due 02/25/19	1,720,000,000	15,696,356
(0.298%) due 02/12/19	9,020,000,000	82,309,917
(0.285%) due 01/15/19	2,010,000,000	18,339,313

		186,353,931

Repurchase Agreements - 2.4%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $7,950,186; collateralized by U.S. Treasury Inflation Index Notes: 0.125% due 07/15/26 and value $3,713,327; and U.S. Treasury Notes: 1.625% due 02/15/26 and value $4,397,341)	7,949,965	7,949,965

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Nomura Securities International Inc 3.150% due 01/02/19 (Dated 12/31/18, repurchase price of $46,508,138; collateralized by U.S. Treasury Notes: 3.130% due 02/15/43 and value $46,067,000)	$46,500,000	$46,500,000

		54,449,965

Total Short-Term Investments (Cost $250,076,965)		254,965,293

TOTAL INVESTMENTS - 181.2% (Cost $4,173,497,493)		4,162,798,305

DERIVATIVES - (1.3%)
(See Notes (f) through (j) in Notes to Schedule of Investments)		(29,691,770)

OTHER ASSETS & LIABILITIES, NET - (79.9%)		(1,835,787,991)

NET ASSETS - 100.0%		$2,297,318,544

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	71.8%
Corporate Bonds & Notes	50.7%
U.S. Treasury Obligations	27.6%
Asset-Backed Securities	13.9%
Short-Term Investments	11.1%
Foreign Government Bonds & Notes	4.7%
Others (each less than 3.0%)	1.4%

	181.2%
Derivatives	(1.3%	)
Other Assets & Liabilities, Net	(79.9%	)

	100.0%

(b)	Investments with a total aggregate value of $2,258,273 or less than 0.1% of the Fund’s net assets were in default as of December 31, 2018.

(c)

As of December 31, 2018, investments with a total aggregate value of $42,941,056 were fully or partially segregated with the broker(s)/custodian as collateral for a reverse repurchase agreement, open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(d)

The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended December 31, 2018 was $106,179,502 at a weighted average interest rate of 1.613%. The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended December 31, 2018 was $438,217,338 at a weighted average interest rate of 2.060%.

(e)	A reverse repurchase agreement outstanding as of December 31, 2018 was as follows:

Counter- party	Collateral Pledged	Interest Rate	Settlement Date	Maturity Date	Repurchase Amount	Principal Amount	Value
BRC	CBS Radio Inc 7.250% due 11/01/24
	Sprint Capital Corp 6.900% due 05/01/19	1.950%	12/24/18	12/21/20	($4,734,619)	$4,555,000	($4,555,000)

(f)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euribor	06/19	1,108	$318,302,011	$318,293,038	($8,973)
Euro-BTP	02/19	1,659	300,295,920	300,294,285	(1,635)
Euro-Bund	02/19	895	151,161,033	151,160,150	(883)
Euro-Bund	03/19	783	145,842,689	146,715,330	872,641
Euro-OAT	02/19	1,280	240,860,159	240,858,897	(1,262)
Eurodollar	03/19	278	67,613,632	67,616,550	2,918
Long Gilt	02/19	160	30,202,575	30,200,370	(2,205)
U.S. Treasury 5-Year Notes	03/19	4,101	462,726,358	470,333,438	7,607,080
U.S. Treasury 10-Year Notes	03/19	35	4,165,045	4,270,547	105,502

					8,573,183

Short Futures Outstanding
Australia Treasury 10-Year Notes	03/19	841	56,855,929	57,861,552	(1,005,623)
Canada Treasury 10-Year Notes	03/19	247	23,981,371	24,745,231	(763,860)
Euro-BTP	03/19	1,659	232,568,186	242,960,090	(10,391,904)
Euro-Buxl	03/19	139	28,115,467	28,765,397	(649,930)
Euro-OAT	03/19	1,280	220,732,068	221,157,184	(425,116)
Eurodollar	03/20	316	76,696,828	76,981,550	(284,722)
Eurodollar	06/20	1,061	258,055,754	258,632,013	(576,259)
Eurodollar	09/20	570	138,658,304	139,001,625	(343,321)
Eurodollar	12/20	346	84,044,488	84,363,450	(318,962)
Long Gilt	03/19	160	25,328,095	25,118,793	209,302
U.S. Treasury 30-Year Bonds	03/19	2,611	364,186,758	381,206,000	(17,019,242)

					(31,569,637)

Total Futures Contracts					($22,996,454)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(g)	Forward foreign currency contracts outstanding as of December 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
ARS	136,981,459	USD	3,512,345	01/19	HSB	$59,473	$-
AUD	4,357,000	USD	3,187,041	02/19	HSB	-	(115,671)
BRL	4,762,881	USD	1,237,112	01/19	DUB	-	(8,219)
BRL	11,200,000	USD	2,973,504	01/19	GSC	-	(83,741)
BRL	104,300,000	USD	27,325,653	01/19	JPM	-	(414,733)
BRL	38,100,000	USD	9,764,223	01/19	MSC	66,132	-
DKK	20,124,398	USD	3,198,563	01/19	BOA	-	(110,341)
DKK	20,124,398	USD	3,096,278	04/19	UBS	16,608	-
EUR	1,912,000	USD	2,189,313	02/19	BRC	9,229	-
EUR	1,342,000	USD	1,546,835	02/19	CIT	-	(3,716)
EUR	5,998,000	USD	6,847,683	02/19	GSC	49,206	-
EUR	16,718,000	USD	19,053,336	02/19	HSB	170,107	-
GBP	36,622,000	USD	46,823,571	01/19	SCB	-	(126,752)
GBP	4,309,000	USD	5,519,639	02/19	BRC	-	(15,775)
GBP	1,281,000	USD	1,624,162	02/19	BRC	12,053	-
GBP	6,388,000	USD	8,217,398	02/19	CIT	-	(58,038)
GBP	38,104,000	USD	48,957,970	02/19	GSC	-	(287,924)
GBP	21,396,000	USD	27,162,584	02/19	GSC	166,419	-
JPY	3,040,000,000	USD	27,461,112	01/19	CIT	292,739	-
JPY	2,040,000,000	USD	18,420,838	01/19	JPM	203,457	-
JPY	686,800,000	USD	6,117,842	02/19	BNP	167,667	-
JPY	8,297,600,000	USD	73,361,718	02/19	CIT	2,576,888	-
JPY	814,600,000	USD	7,266,120	02/19	JPM	188,998	-
MXN	603,577,668	USD	29,279,254	01/19	BRC	1,403,307	-
MXN	50,836,015	USD	2,465,960	01/19	CIT	118,263	-
MXN	51,581,000	USD	2,542,611	01/19	HSB	79,483	-
MXN	104,554,403	USD	5,469,757	01/19	JPM	-	(166,806)
MXN	135,394,000	USD	6,651,470	01/19	MSC	231,214	-
RUB	5,694,884	USD	85,879	02/19	SCB	-	(4,555)
SGD	8,964,596	USD	6,563,487	03/19	BNP	25,385	-
SGD	16,634,000	USD	12,192,351	03/19	CIT	33,443	-
SGD	9,779,000	USD	7,170,283	03/19	JPM	17,167	-
TRY	23,016,960	USD	3,475,150	01/19	SCB	842,721	-
TRY	94,647,869	USD	16,545,134	03/19	BNP	665,900	-
USD	2,064,057	ARS	84,027,757	01/19	BOA	-	(126,983)
USD	1,330,495	ARS	52,953,702	01/19	JPM	-	(50,283)
USD	1,332,526	AUD	1,849,000	02/19	CIT	29,115	-
USD	4,307,741	AUD	5,857,000	02/19	HSB	178,980	-
USD	1,229,194	BRL	4,762,881	01/19	DUB	301	-
USD	1,215,688	BRL	4,762,881	01/19	GSC	-	(13,205)
USD	1,661,278	BRL	6,437,119	01/19	GSC	407	-
USD	28,246,446	BRL	104,300,000	01/19	JPM	1,335,525	-
USD	9,832,766	BRL	38,100,000	01/19	MSC	2,410	-
USD	1,234,675	BRL	4,762,881	02/19	DUB	7,997	-
USD	14,720,236	BRL	55,800,000	04/19	JPM	417,521	-
USD	30,246,272	CAD	40,279,733	01/19	BOA	734,351	-
USD	3,071,734	DKK	20,124,398	01/19	UBS	-	(16,488)
USD	6,849,945	EUR	6,000,000	01/19	BOA	-	(29,088)
USD	3,732,946	EUR	3,267,000	02/19	BRC	-	(23,662)
USD	69,962,604	EUR	61,333,000	02/19	CIT	-	(562,064)
USD	3,461,329	EUR	3,027,000	02/19	GSC	-	(19,313)
USD	2,511,676	EUR	2,184,000	02/19	GSC	371	-
USD	8,687,146	EUR	7,583,000	02/19	HSB	-	(32,280)
USD	4,971,225	EUR	3,900,000	03/19	HSB	475,965	-
USD	17,979,594	GBP	14,159,000	02/19	BOA	-	(105,625)
USD	9,616,380	GBP	7,501,000	02/19	BOA	35,390	-
USD	29,878,250	GBP	23,310,000	02/19	BRC	104,505	-
USD	7,092,443	GBP	5,639,000	02/19	CIT	-	(110,223)
USD	3,207,256	GBP	2,533,000	02/19	JPM	-	(28,132)
USD	89,875,664	GBP	69,554,000	02/19	UBS	1,034,692	-
USD	8,846,082	JPY	1,000,000,000	01/19	BNP	-	(279,060)
USD	62,747,527	JPY	7,090,000,000	01/19	CIT	-	(1,981,026)
USD	15,294,354	JPY	1,720,000,000	02/19	BNP	-	(459,161)
USD	4,639,988	JPY	511,600,000	02/19	BOA	-	(42,112)
USD	56,081,083	JPY	6,297,300,000	02/19	BRC	-	(1,551,026)
USD	80,560,649	JPY	9,020,000,000	02/19	CIT	-	(1,969,960)
USD	47,493,395	JPY	5,343,900,000	02/19	HSB	-	(1,413,315)
USD	33,578,922	JPY	3,756,900,000	02/19	JPM	-	(803,762)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	68,484,878	JPY	7,616,200,000	02/19	MSC	$-	($1,169,901)
USD	9,434,684	MXN	192,293,015	01/19	BNP	-	(340,432)
USD	10,617,381	MXN	215,054,000	01/19	BOA	-	(314,778)
USD	2,116,517	MXN	42,588,000	01/19	BRC	-	(48,423)
USD	19,557,747	MXN	402,003,789	01/19	CIT	-	(877,909)
USD	14,942,557	MXN	307,226,000	01/19	GSC	-	(675,118)
USD	10,912,704	MXN	219,376,000	01/19	HSB	-	(213,945)
USD	9,098,854	SGD	12,464,520	03/19	HSB	-	(62,422)
USD	3,413,545	SGD	4,677,000	03/19	JPM	-	(23,995)
USD	10,324,546	SGD	14,140,000	03/19	SGN	-	(68,187)
USD	193,224	THB	6,359,387	03/19	HSB	-	(2,489)
USD	19,362,919	TRY	115,945,161	02/19	JPM	-	(1,982,789)

Total Forward Foreign Currency Contracts						$11,753,389	($16,793,427)

(h)	Purchased options outstanding as of December 31, 2018 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - GBP versus USD	$1.44	01/16/19	GSC	GBP 20,600,000	$2,592	$26

Put - JPY versus USD	JPY 105.00	01/16/19	BNP	$11,000,000	1,100	5,621
Put - JPY versus USD	94.00	02/05/19	BOA	20,000,000	2,000	2,000

					3,100	7,621

Total Foreign Currency Options					$5,692	$7,647

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.945%	12/09/19	BOA	$9,000,000	$432,000	$388,308
Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.943%	12/12/19	GSC	2,300,000	110,400	100,510

							$542,400	$488,818

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - Canada 10-Year Bonds (03/19)	CAD 159.00	02/15/19	CME	247	CAD 39,273,000	$2,187	$905
Call - U.S. Treasury 30-Year Bonds (03/19)	$169.00	02/22/19	CME	1,702	$287,638,000	13,956	53,187

						16,143	54,092

Put - U.S. Treasury 5-Year Notes (03/19)	103.75	02/22/19	CME	5,462	566,682,500	46,700	5,462
Put - U.S. Treasury 10-Year Notes (03/19)	106.00	02/22/19	CME	1,645	174,370,000	14,066	1,645

						60,766	7,107

Total Options on Futures						$76,909	$61,199

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - Fannie Mae 3.000% due 01/14/49	$68.00	01/07/19	JPM	$2,000,000	$78	$-
Put - Fannie Mae 3.500% due 01/14/49	69.00	01/07/19	JPM	66,000,000	2,578	1
Put - Fannie Mae 4.000% due 01/14/49	78.00	01/07/19	GSC	25,000,000	1,953	-

					$4,609	$1

Total Purchased Options					$629,610	$557,665

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(i)	Premiums received and value of written options outstanding as of December 31, 2018 were as follows:

Credit Default Swaptions on Credit Indices – Sell Protection

Description	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - CDX IG31 5Y	1.000%	02/20/19	BOA	$19,800,000	$37,620	($42,340)
Put - CDX IG31 5Y	1.050%	02/20/19	BRC	8,300,000	14,359	(14,026)
Put - CDX IG31 5Y	1.100%	02/20/19	BOA	9,300,000	11,160	(12,521)
Put - CDX IG31 5Y	1.100%	02/20/19	CIT	2,800,000	2,730	(3,770)
Put - CDX IG31 5Y	1.200%	03/20/19	JPM	7,200,000	13,392	(12,094)
Put - CDX IG31 5Y	2.400%	09/18/19	GSC	10,700,000	18,190	(20,469)

					$97,451	($105,220)

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Floor - U.S. CPI Urban Consumers	215.95	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	03/10/20	DUB	$4,200,000	$31,500	($1)
Floor - U.S. CPI Urban Consumers	215.95	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	03/12/20	CIT	11,600,000	98,160	(2)
Floor - U.S. CPI Urban Consumers	216.69	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	04/07/20	CIT	27,900,000	248,820	(5)
Floor - U.S. CPI Urban Consumers	217.97	Maximum of [0, (1+0.000%)[10] - Final Index/Initial Index]	09/29/20	CIT	12,300,000	158,670	(34)
Floor - U.S. CPI Urban Consumers	218.01	Maximum of [0, - (Final Index/Initial Index) -1]	10/13/20	DUB	12,500,000	122,500	(32)

						$659,650	($74)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.750%	12/09/19	BOA	$39,700,000	$433,632	($366,383)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.750%	12/12/19	GSC	10,000,000	109,091	(93,189)

							$542,723	($459,572)

Total Written Options							$1,299,824	($564,866)

(j)	Swap agreements outstanding as of December 31, 2018 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/18 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Petrobras Global Finance BV	Q	1.000%	12/20/19	BNP	1.143%	$1,900,000	($1,974)	($189,451)	$187,477
Petrobras Global Finance BV	Q	1.000%	12/20/19	GSC	1.143%	700,000	(727)	(73,272)	72,545
Petrobras Global Finance BV	Q	1.000%	12/20/19	MSC	1.143%	2,200,000	(2,286)	(203,609)	201,323
Petrobras Global Finance BV	Q	1.000%	03/20/20	HSB	1.300%	1,500,000	(4,905)	(273,727)	268,822
South Africa Government	Q	1.000%	12/20/23	JPM	2.227%	4,600,000	(249,168)	(262,198)	13,030

							(259,060)	(1,002,257)	743,197

				Exchange
The Goldman Sachs Group Inc	Q	1.000%	09/20/20	ICE	0.500%	7,000,000	64,486	57,075	7,411
Tesco PLC	Q	1.000%	06/20/22	ICE	1.458%	EUR 11,700,000	(52,169)	(371,704)	319,535
Royal Bank of Scotland Group PLC	Q	1.000%	06/20/23	ICE	1.458%	6,400,000	(140,215)	(9,545)	(130,670)
General Electric Co	Q	1.000%	12/20/23	ICE	2.039%	$5,900,000	(264,530)	(262,426)	(2,104)

							(392,428)	(586,600)	194,172

Total Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection							($651,488)	($1,588,857)	$937,369

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Credit Default Swaps on Credit Indices – Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX NA AAA 9	M	0.500%	09/17/58	MER	$9,000,000	($32,842)	($364,019)	$331,177

				Exchange
CDX IG27 5Y	Q	1.000%	12/20/21	ICE	51,500,000	604,679	772,560	(167,881)
CDX IG31 5Y	Q	1.000%	12/20/23	ICE	22,000,000	129,455	247,182	(117,727)

						734,134	1,019,742	(285,608)

Total Credit Default Swaps on Credit Indices – Sell Protection						$701,292	$655,723	$45,569

Total Credit Default Swaps						$49,804	($933,134)	$982,938

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps – Long
Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.951%	3-Month USD-LIBOR	S/Q	LCH	12/05/19	$163,800,000	($1,289,395)	$-	($1,289,395)
2.800%	3-Month USD-LIBOR	S/Q	CME	08/22/23	118,800,000	1,994,152	(2,516,049)	4,510,201
1.000%	6-Month JPY-LIBOR	S/S	LCH	03/20/24	JPY 15,510,000,000	522,392	422,261	100,131
0.380%	6-Month JPY-LIBOR	S/S	LCH	06/18/28	3,620,000,000	710,617	153,491	557,126
1.000%	6-Month EUR-LIBOR	A/S	LCH	03/20/29	EUR 109,500,000	1,843,214	(449,922)	2,293,136
1.000%	6-Month EUR-LIBOR	A/S	LCH	06/19/29	32,700,000	359,440	103,301	256,139
1.501%	6-Month EUR-LIBOR	A/S	LCH	07/04/42	23,000,000	1,011,551	-	1,011,551
1.500%	6-Month EUR-LIBOR	A/S	LCH	03/20/49	9,700,000	305,333	(194,138)	499,471

						$5,457,304	($2,481,056)	$7,938,360

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.500%	6-Month GBP-LIBOR	S/S	LCH	03/20/24	GBP 38,600,000	($427,392)	($34,441)	($392,951)
0.300%	6-Month JPY-LIBOR	S/S	CME	03/18/26	JPY 9,920,000,000	(1,562,548)	(352,056)	(1,210,492)
0.300%	6-Month JPY-LIBOR	S/S	LCH	03/18/26	7,990,000,000	(1,240,703)	(417,894)	(822,809)
0.300%	6-Month JPY-LIBOR	S/S	LCH	09/20/27	3,480,000,000	(505,900)	(160,554)	(345,346)
0.300%	6-Month JPY-LIBOR	S/S	LCH	03/20/28	1,770,000,000	(242,921)	118,786	(361,707)
0.399%	6-Month JPY-LIBOR	S/S	LCH	06/18/28	500,000,000	(106,398)	(430)	(105,968)
2.250%	3-Month USD-LIBOR	S/Q	LCH	06/20/28	$79,200,000	3,009,887	4,225,530	(1,215,643)
0.450%	6-Month JPY-LIBOR	S/S	LCH	03/20/29	JPY 1,250,000,000	(297,992)	(92,334)	(205,658)
1.500%	6-Month GBP-LIBOR	S/S	LCH	03/20/29	GBP 6,300,000	(38,420)	101,377	(139,797)
1.500%	6-Month GBP-LIBOR	S/S	LCH	06/19/29	8,600,000	(35,005)	(66,468)	31,463
0.750%	6-Month JPY-LIBOR	S/S	LCH	03/20/38	JPY 3,570,000,000	(1,429,160)	292,457	(1,721,617)
0.800%	6-Month JPY-LIBOR	S/S	LCH	10/22/38	220,000,000	(102,276)	-	(102,276)
0.705%	6-Month JPY-LIBOR	S/S	LCH	10/31/38	630,000,000	(184,526)	40,027	(224,553)
0.785%	6-Month JPY-LIBOR	S/S	LCH	11/12/38	310,000,000	(134,068)	1,053	(135,121)
0.750%	6-Month JPY-LIBOR	S/S	LCH	12/20/38	2,715,000,000	(977,222)	163,901	(1,141,123)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.750%	3-Month CAD-CDOR	S/S	CME	12/16/46	CAD 2,300,000	$325,150	($28,923)	$354,073
2.532%	3-Month USD-LIBOR	S/Q	LCH	12/05/47	$22,200,000	1,395,252	-	1,395,252
1.000%	6-Month JPY-LIBOR	S/S	LCH	03/21/48	JPY 380,000,000	(279,696)	(11,760)	(267,936)
2.905%	3-Month USD-LIBOR	S/Q	CME	08/22/48	$16,100,000	(236,096)	1,575,822	(1,811,918)
2.930%	3-Month USD-LIBOR	S/Q	CME	08/22/48	5,800,000	(115,610)	610,968	(726,578)
2.940%	3-Month USD-LIBOR	S/Q	CME	08/22/48	5,100,000	(112,404)	495,017	(607,421)
1.750%	6-Month GBP-LIBOR	S/S	LCH	03/20/49	GBP 15,000,000	(966,076)	(92,113)	(873,963)
1.750%	6-Month GBP-LIBOR	S/S	LCH	06/19/49	9,400,000	(590,030)	(652,744)	62,714

						($4,854,154)	$5,715,221	($10,569,375)

Total Interest Rate Swaps						$603,150	$3,234,165	($2,631,015)

Total Swap Agreements						$652,954	$2,301,031	($1,648,077)

Balances reported in the Statement of Assets and Liabilities for Over The Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$-	$1,074,374
Liabilities	(1,366,276)	-
Centrally Cleared Swap Agreements (1)
Assets	9,380,808	11,398,203
Liabilities	(5,713,501)	(14,120,654)

	$2,301,031	($1,648,077)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(k)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$1,164,003,559	$-	$1,164,003,559	$-
	Senior Loan Notes	5,001,706	-	5,001,706	-
	Mortgage-Backed Securities	1,649,931,520	-	1,649,931,520	-
	Asset-Backed Securities	319,898,333	-	319,898,333	-
	U.S. Government Agency Issues	9,767,714	-	9,767,714	-
	U.S. Treasury Obligations	634,165,060	-	634,165,060	-
	Foreign Government Bonds & Notes	106,735,448	-	106,735,448	-
	Municipal Bonds	18,329,672	-	18,329,672	-
	Short-Term Investments	254,965,293	-	254,965,293	-
	Derivatives:
	Credit Contracts
	Swaps	1,401,320	-	1,401,320	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	11,753,389	-	11,753,389	-
	Purchased Options	7,647	-	7,647	-

	Total Foreign Currency Contracts	11,761,036	-	11,761,036	-

	Interest Rate Contracts
	Futures	8,797,443	8,797,443	-	-
	Purchased Options	550,018	-	550,018	-
	Swaps	11,071,257	-	11,071,257	-

	Total Interest Rate Contracts	20,418,718	8,797,443	11,621,275	-

	Total Asset - Derivatives	33,581,074	8,797,443	24,783,631	-

	Total Assets	4,196,379,379	8,797,443	4,187,581,936	-

Liabilities	Reverse Repurchase Agreements	(4,555,000)	-	(4,555,000)	-
	Sale-buyback Financing Transactions	(476,012,702)		(476,012,702)
	Derivatives:
	Credit Contracts
	Written Options	(105,220)	-	(105,220)	-
	Swaps	(418,382)	-	(418,382)	-

	Total Credit Contracts	(523,602)	-	(523,602)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(16,793,427)	-	(16,793,427)	-
	Interest Rate Contracts
	Futures	(31,793,897)	(31,793,897)	-	-
	Written Options	(459,646)	-	(459,646)	-
	Swaps	(13,702,272)	-	(13,702,272)	-

	Total Interest Rate Contracts	(45,955,815)	(31,793,897)	(14,161,918)

	Total Liabilities - Derivatives	(63,272,844)	(31,793,897)	(31,478,947)	-

	Total Liabilities	(543,840,546)	(31,793,897)	(512,046,649)	-

	Total	$3,652,538,833	($22,996,454)	$3,675,535,287	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments

December 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 56.6%

Basic Materials - 3.1%

Anglo American Capital PLC (South Africa)
3.750% due 04/10/22 ~	$510,000	$498,932
4.125% due 09/27/22 ~	585,000	578,717
ArcelorMittal (Luxembourg)
5.250% due 08/05/20	2,849,000	2,894,919
5.500% due 03/01/21	715,000	735,747
Celulosa Arauco y Constitucion SA (Chile) 7.250% due 07/29/19	1,665,000	1,705,526
CNAC HK Finbridge Co Ltd (China) 3.000% due 07/19/20 ~	1,325,000	1,310,838
DowDuPont Inc 3.766% due 11/15/20	1,730,000	1,747,018
International Flavors & Fragrances Inc 3.400% due 09/25/20	670,000	670,672
INVISTA Finance LLC 4.250% due 10/15/19 ~	7,045,000	7,028,049
LyondellBasell Industries NV 5.000% due 04/15/19	7,436,000	7,444,236
Solvay Finance America LLC (Belgium) 3.400% due 12/03/20 ~	2,930,000	2,929,175
The Sherwin-Williams Co 2.250% due 05/15/20	2,535,000	2,496,657
Votorantim SA (Brazil) 6.625% due 09/25/19 ~	570,000	582,112

		30,622,598

Communications - 4.4%

America Movil SAB de CV (Mexico) 5.000% due 03/30/20	2,355,000	2,396,996
Axiata SPV2 Bhd (Malaysia) 3.466% due 11/19/20 ~	620,000	619,690
Baidu Inc (China) 2.750% due 06/09/19	8,955,000	8,940,233
Charter Communications Operating LLC
3.579% due 07/23/20	4,963,000	4,958,698
4.464% due 07/23/22	2,607,000	2,633,971
Comcast Corp 3.700% due 04/15/24	2,760,000	2,778,610
CSC Holdings LLC 10.875% due 10/15/25 ~	1,697,000	1,909,838
Discovery Communications LLC 2.200% due 09/20/19	1,980,000	1,959,659
Expedia Group Inc 5.950% due 08/15/20	535,000	552,876
JD.com Inc (China) 3.125% due 04/29/21	5,100,000	4,936,830
SES GLOBAL Americas Holdings GP (Luxembourg) 2.500% due 03/25/19 ~	3,000,000	2,992,975
The Interpublic Group of Cos Inc 3.500% due 10/01/20	475,000	475,701
Time Warner Cable LLC
8.250% due 04/01/19	5,730,000	5,794,674
8.750% due 02/14/19	3,549,000	3,568,920

		44,519,671

Consumer, Cyclical - 5.9%

Aptiv PLC 3.150% due 11/19/20	3,105,000	3,083,119
BMW US Capital LLC (Germany) 3.118% (USD LIBOR + 0.500%) due 08/13/21 § ~	1,980,000	1,961,902
Daimler Finance North America LLC (Germany)
1.750% due 10/30/19 ~	3,500,000	3,453,818
2.300% due 02/12/21 ~	4,525,000	4,415,997

	Principal Amount	Value
Delta Air Lines Inc
2.600% due 12/04/20	$1,255,000	$1,234,380
2.875% due 03/13/20	6,560,000	6,517,489
Ford Motor Credit Co LLC
2.021% due 05/03/19	3,155,000	3,142,517
2.343% due 11/02/20	1,062,000	1,021,986
2.459% due 03/27/20	830,000	812,652
2.681% due 01/09/20	1,280,000	1,258,971
General Motors Financial Co Inc
3.100% due 01/15/19	2,845,000	2,844,911
3.200% due 07/13/20	2,530,000	2,499,111
Harley-Davidson Financial Services Inc 3.647% (USD LIBOR + 0.940%) due 03/02/21 § ~	1,550,000	1,548,731
Hyundai Capital America
2.000% due 07/01/19 ~	3,220,000	3,199,713
2.500% due 03/18/19 ~	5,935,000	5,925,453
Lennar Corp 2.950% due 11/29/20	5,125,000	4,978,425
Nissan Motor Acceptance Corp 3.650% due 09/21/21 ~	1,365,000	1,358,856
QVC Inc 3.125% due 04/01/19	8,347,000	8,328,500
Volkswagen Group of America Finance LLC (Germany) 3.875% due 11/13/20 ~	1,540,000	1,547,902

		59,134,433

Consumer, Non-Cyclical - 6.7%

BAT Capital Corp (United Kingdom) 2.297% due 08/14/20	5,690,000	5,556,583
Bayer US Finance II LLC (Germany)
3.452% (USD LIBOR + 0.630%) due 06/25/21 § ~	2,035,000	2,008,604
3.500% due 06/25/21 ~	1,080,000	1,072,943
Becton Dickinson & Co
2.404% due 06/05/20	4,240,000	4,176,811
2.675% due 12/15/19	5,130,000	5,082,474
Bunge Ltd Finance Corp 3.500% due 11/24/20	2,690,000	2,684,181
Celgene Corp 2.875% due 02/19/21	2,275,000	2,252,654
Cigna Corp
3.400% due 09/17/21 ~	590,000	589,010
3.438% (USD LIBOR + 0.650%) due 09/17/21 § ~	1,060,000	1,045,430
Conagra Brands Inc 3.219% (USD LIBOR + 0.750%) due 10/22/20 §	735,000	733,126
Elanco Animal Health Inc
3.912% due 08/27/21 ~	750,000	755,107
4.272% due 08/28/23 ~	710,000	710,097
Equifax Inc 3.600% due 08/15/21	195,000	194,823
Express Scripts Holding Co
2.250% due 06/15/19	2,245,000	2,235,701
3.457% (USD LIBOR + 0.750%) due 11/30/20 §	4,140,000	4,140,075
HCA Inc
4.250% due 10/15/19	540,000	539,663
6.500% due 02/15/20	2,390,000	2,455,725
Imperial Brands Finance PLC (United Kingdom) 2.950% due 07/21/20 ~	1,285,000	1,266,076
McKesson Corp 3.650% due 11/30/20	2,150,000	2,160,838
Medco Health Solutions Inc 4.125% due 09/15/20	1,895,000	1,915,875
Molson Coors Brewing Co 2.250% due 03/15/20	960,000	947,075

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Perrigo Finance Unlimited Co 3.500% due 03/15/21	$363,000	$357,005
Reynolds American Inc (United Kingdom) 8.125% due 06/23/19	3,775,000	3,851,597
Shire Acquisitions Investments Ireland DAC 1.900% due 09/23/19	10,660,000	10,512,591
Takeda Pharmaceutical Co Ltd (Japan) 3.800% due 11/26/20 ~	1,275,000	1,283,020
Teva Pharmaceutical Finance Netherlands III BV (Israel)
1.700% due 07/19/19	7,720,000	7,619,556
2.200% due 07/21/21	290,000	266,722
The Kroger Co 2.300% due 01/15/19	1,225,000	1,224,586

		67,637,948

Energy - 5.0%

Cenovus Energy Inc (Canada) 5.700% due 10/15/19	1,978,846	2,014,680
China Shenhua Overseas Capital Co Ltd (China) 3.125% due 01/20/20 ~	3,765,000	3,743,811
Columbia Pipeline Group Inc 3.300% due 06/01/20	550,000	548,214
DCP Midstream Operating LP 2.700% due 04/01/19	10,230,000	10,172,456
Encana Corp (Canada) 6.500% due 05/15/19	3,433,000	3,468,619
Energy Transfer LP 7.500% due 10/15/20	4,195,000	4,373,288
Eni SPA (Italy) 4.000% due 09/12/23 ~	630,000	620,955
EnLink Midstream Partners LP 2.700% due 04/01/19	2,670,000	2,653,466
Enterprise Products Operating LLC 3.500% due 02/01/22	3,085,000	3,095,276
Marathon Oil Corp 2.700% due 06/01/20	1,383,000	1,362,828
Petroleos Mexicanos (Mexico)
5.500% due 01/21/21	250,000	249,440
6.375% due 02/04/21	1,400,000	1,418,900
8.000% due 05/03/19	2,530,000	2,564,155
Plains All American Pipeline LP
2.600% due 12/15/19	905,000	891,853
5.000% due 02/01/21	1,600,000	1,628,086
5.750% due 01/15/20	1,557,000	1,586,258
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	3,670,000	3,782,053
Spectra Energy Partners LP 4.600% due 06/15/21	1,870,000	1,922,620
The Williams Cos Inc 5.250% due 03/15/20	4,035,000	4,114,768

		50,211,726

Financial - 20.1%

ABN AMRO Bank NV (Netherlands) 3.261% (USD LIBOR + 0.570%) due 08/27/21 § ~	2,605,000	2,591,115
AerCap Ireland Capital DAC (Ireland)
3.750% due 05/15/19	1,775,000	1,775,027
3.950% due 02/01/22	2,875,000	2,825,358
AIA Group Ltd (Hong Kong)
2.250% due 03/11/19 ~	1,455,000	1,452,447
3.312% (USD LIBOR + 0.520%) due 09/20/21 § ~	2,060,000	2,052,652
Air Lease Corp
2.125% due 01/15/20	4,055,000	3,996,975
2.500% due 03/01/21	950,000	926,569
3.500% due 01/15/22	900,000	886,276

	Principal Amount	Value
ANZ New Zealand International Ltd (New Zealand) 2.200% due 07/17/20 ~	$2,905,000	$2,856,345
Banco de Credito del Peru (Peru) 2.250% due 10/25/19 ~	885,000	876,770
Banco Santander Chile (Chile) 2.500% due 12/15/20 ~	6,120,000	5,989,644
Bank of America Corp 2.503% due 10/21/22	2,000,000	1,926,589
2.857% (USD LIBOR + 0.380%) due 01/23/22 §	2,900,000	2,843,294
3.472% (USD LIBOR + 0.650%) due 06/25/22 §	2,975,000	2,938,559
3.629% (USD LIBOR + 1.160%) due 01/20/23 §	4,085,000	4,083,757
Banque Federative du Credit Mutuel SA (France) 3.429% (USD LIBOR + 0.960%) due 07/20/23 § ~	2,050,000	2,025,251
Barclays Bank PLC (United Kingdom) 2.650% due 01/11/21	3,165,000	3,099,744
Barclays PLC (United Kingdom) 4.039% (USD LIBOR + 1.625%) due 01/10/23 §	3,685,000	3,595,889
BB&T Corp 2.150% due 02/01/21	4,110,000	4,024,746
BPCE SA (France) 3.897% (USD LIBOR + 1.220%) due 05/22/22 § ~	815,000	814,442
Brixmor Operating Partnership LP REIT 3.875% due 08/15/22	455,000	454,023
Capital One Bank USA NA 8.800% due 07/15/19	500,000	513,770
Capital One Financial Corp 2.400% due 10/30/20	1,375,000	1,346,485
Capital One NA
1.850% due 09/13/19	8,185,000	8,096,896
2.350% due 01/31/20	1,225,000	1,209,649
China Overseas Finance Cayman VI Ltd (China) 4.250% due 05/08/19 ~	3,070,000	3,080,079
Citigroup Inc 2.900% due 12/08/21	4,145,000	4,080,613
Citizens Bank NA
2.250% due 03/02/20	1,670,000	1,652,462
2.250% due 10/30/20	470,000	461,265
2.550% due 05/13/21	1,035,000	1,012,859
CNO Financial Group Inc 4.500% due 05/30/20	7,905,000	7,845,713
Cooperatieve Rabobank UA (Netherlands) 3.950% due 11/09/22	2,255,000	2,249,514
Credit Suisse AG (Switzerland) 5.400% due 01/14/20	850,000	863,269
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 2.750% due 03/26/20	1,045,000	1,033,900
Crown Castle International Corp REIT
2.250% due 09/01/21	5,895,000	5,702,799
3.400% due 02/15/21	1,175,000	1,175,146
Deutsche Bank AG (Germany) 3.766% (USD LIBOR + 1.290%) due 02/04/21 §	2,530,000	2,461,287
Discover Bank
3.200% due 08/09/21	380,000	376,269
7.000% due 04/15/20	5,550,000	5,779,058
First Niagara Financial Group Inc 7.250% due 12/15/21	1,140,000	1,247,210
GE Capital International Funding Co Unlimited Co 2.342% due 11/15/20	5,180,000	5,001,055

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
HSBC Holdings PLC (United Kingdom) 3.426% (USD LIBOR + 0.650%) due 09/11/21 §	$2,685,000	$2,650,516
ING Groep NV (Netherlands) 3.953% (USD LIBOR + 1.150%) due 03/29/22 §	1,970,000	1,970,207
International Lease Finance Corp 6.250% due 05/15/19	2,330,000	2,350,833
Intesa Sanpaolo SPA (Italy)
3.375% due 01/12/23 ~	1,150,000	1,066,228
3.875% due 01/15/19	3,070,000	3,069,465
iStar Inc REIT 4.625% due 09/15/20	2,610,000	2,551,275
JPMorgan Chase & Co 3.317% (USD LIBOR + 0.550%) due 03/09/21 §	3,990,000	3,972,056
JPMorgan Chase Bank NA 2.604% due 02/01/21	1,580,000	1,567,520
Mitsubishi UFJ Financial Group Inc (Japan)
3.158% (USD LIBOR + 0.650%) due 07/26/21 §	655,000	652,789
3.368% (USD LIBOR + 0.860%) due 07/26/23 §	1,065,000	1,053,616
Morgan Stanley
3.168% (USD LIBOR + 0.550%) due 02/10/21 §	4,275,000	4,228,514
5.500% due 07/24/20	1,900,000	1,959,076
New York Life Global Funding 2.912% (USD LIBOR + 0.320%) due 08/06/21 § ~	1,990,000	1,987,970
Regions Bank 3.177% (USD LIBOR + 0.380%) due 04/01/21 §	4,645,000	4,558,824
Reinsurance Group of America Inc
5.000% due 06/01/21	410,000	425,893
6.450% due 11/15/19	3,870,000	3,974,042
Royal Bank of Scotland Group PLC (United Kingdom) 6.400% due 10/21/19	1,005,000	1,026,192
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 10/16/20	4,190,000	4,125,281
Santander UK PLC (United Kingdom) 2.125% due 11/03/20	1,225,000	1,196,520
SBA Tower Trust REIT
3.168% due 04/09/47 ~	1,765,000	1,743,187
3.448% due 03/15/48 ~	2,920,000	2,903,778
Sberbank of Russia Via SB Capital SA (Russia) 3.080% due 03/07/19	EUR 950,000	1,093,902
Standard Chartered PLC (United Kingdom) 2.100% due 08/19/19 ~	$1,280,000	1,268,974
3.558% (USD LIBOR + 1.150%) due 01/20/23 § ~	1,460,000	1,449,638
Synchrony Financial 2.700% due 02/03/20	5,068,000	4,982,648
The Goldman Sachs Group Inc 3.618% (USD LIBOR + 1.110%) due 04/26/22 §	3,080,000	3,046,762
Trinity Acquisition PLC 3.500% due 09/15/21	1,045,000	1,035,463
UBS Group Funding Switzerland AG (Switzerland)
2.950% due 09/24/20 ~	3,815,000	3,774,922
3.873% (USD LIBOR + 1.220%) due 05/23/23 § ~	3,105,000	3,075,986
Unum Group 3.000% due 05/15/21	3,730,000	3,689,348
US Bank NA 2.828% (USD LIBOR + 0.320%) due 04/26/21 §	2,590,000	2,580,940

	Principal Amount	Value
VEREIT Operating Partnership LP REIT 3.000% due 02/06/19	$9,895,000	$9,889,291
WEA Finance LLC REIT (France) 2.700% due 09/17/19 ~	6,681,000	6,652,214
Wells Fargo Bank NA 3.325% due 07/23/21	3,120,000	3,117,584

		201,916,224

Industrial - 5.5%

Avnet Inc 3.750% due 12/01/21	880,000	885,673
Avolon Holdings Funding Ltd (Ireland) 5.125% due 10/01/23 ~	1,890,000	1,809,675
Boral Finance Pty Ltd (Australia) 3.000% due 11/01/22 ~	475,000	459,295
Caterpillar Financial Services Corp 3.046% (USD LIBOR + 0.280%) due 09/07/21 §	975,000	968,733
CNH Industrial Capital LLC
3.375% due 07/15/19	1,755,000	1,742,291
4.375% due 11/06/20	4,164,000	4,197,312
DAE Funding LLC (United Arab Emirates) 5.250% due 11/15/21 ~	3,080,000	3,037,650
Eagle Materials Inc 4.500% due 08/01/26	2,175,000	2,163,979
Eastern Creation II Investment Holdings Ltd (China) 2.750% due 09/26/20 ~	2,220,000	2,178,331
GATX Corp
2.500% due 07/30/19	6,620,000	6,580,456
2.600% due 03/30/20	1,815,000	1,797,664
Kansas City Southern 2.350% due 05/15/20	1,040,000	1,024,602
Keysight Technologies Inc 3.300% due 10/30/19	12,400,000	12,365,092
Penske Truck Leasing Co LP 2.500% due 06/15/19 ~	3,415,000	3,399,216
Roper Technologies Inc 3.000% due 12/15/20	435,000	432,289
SMBC Aviation Capital Finance DAC (Ireland) 4.125% due 07/15/23 ~	311,000	312,583
Union Pacific Corp 3.200% due 06/08/21	1,955,000	1,964,968
United Technologies Corp 3.279% (USD LIBOR + 0.650%) due 08/16/21 §	1,225,000	1,220,854
Vulcan Materials Co
3.388% (USD LIBOR + 0.600%) due 06/15/20 §	2,820,000	2,802,840
3.388% (USD LIBOR + 0.650%) due 03/01/21 §	5,380,000	5,341,274

		54,684,777

Technology - 3.7%

Broadcom Corp
2.200% due 01/15/21	3,210,000	3,104,741
2.375% due 01/15/20	3,905,000	3,856,779
3.000% due 01/15/22	2,530,000	2,434,744
Dell International LLC 3.480% due 06/01/19 ~	6,000,000	5,982,895
DXC Technology Co
2.875% due 03/27/20	2,630,000	2,607,713
3.688% (USD LIBOR + 0.950%) due 03/01/21 §	5,696,000	5,691,430
Fidelity National Information Services Inc 2.250% due 08/15/21	3,590,000	3,468,831
Hewlett Packard Enterprise Co 2.100% due 10/04/19 ~	2,080,000	2,056,967

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Microchip Technology Inc 3.922% due 06/01/21 ~	$1,235,000	$1,225,756
Xerox Corp
2.750% due 03/15/19	2,130,000	2,119,456
5.625% due 12/15/19	3,985,000	4,015,644

		36,564,956

Utilities - 2.2%

American Electric Power Co Inc 3.650% due 12/01/21	280,000	282,284
CenterPoint Energy Inc 3.600% due 11/01/21	740,000	742,009
Dominion Energy Inc
2.579% due 07/01/20	1,095,000	1,078,085
2.962% due 07/01/19 §	7,108,000	7,083,661
EDP Finance BV (Portugal)
4.125% due 01/15/20 ~	679,000	681,618
4.900% due 10/01/19 ~	1,190,000	1,199,710
Enel Finance International NV (Italy) 2.875% due 05/25/22 ~	4,165,000	3,927,223
ENN Energy Holdings Ltd (China) 6.000% due 05/13/21 ~	535,000	558,632
FirstEnergy Corp 2.850% due 07/15/22	3,135,000	3,057,843
NextEra Energy Capital Holdings Inc
2.300% due 04/01/19	760,000	758,305
3.257% (USD LIBOR + 0.550%) due 08/28/21 §	2,085,000	2,059,361
San Diego Gas & Electric Co 1.914% due 02/01/22	987,508	969,169

		22,397,900

Total Corporate Bonds & Notes (Cost $573,490,020)		567,690,233

MORTGAGE-BACKED SECURITIES - 15.7%

Collateralized Mortgage Obligations - Commercial - 3.8%

BAMLL Commercial Mortgage Securities Trust
3.305% (USD LIBOR + 0.850%) due 09/15/34 § ~	1,540,000	1,534,681
3.490% due 04/14/33 ~	1,775,000	1,755,376
Banc of America Commercial Mortgage Trust 1.957% due 02/15/50	483,495	475,512
BX Commercial Mortgage Trust 3.205% (USD LIBOR + 0.750%) due 11/15/35 § ~	1,637,556	1,629,228
BX Trust
3.855% (USD LIBOR + 1.400%) due 10/15/32 § ~	5,220,000	5,217,602
4.705% (USD LIBOR + 2.250%) due 10/15/32 § ~	1,640,000	1,618,600
CD Mortgage Trust 1.965% due 02/10/50	482,048	475,131
Citigroup Commercial Mortgage Trust 1.485% due 10/10/47	37,929	37,867
CLNS Trust
3.200% (USD LIBOR + 0.800%) due 06/11/32 § ~	4,495,000	4,470,553
3.400% (USD LIBOR + 1.000%) due 06/11/32 § ~	2,675,000	2,640,945
Commercial Mortgage Trust
1.569% due 03/10/48	45,789	45,709
3.237% (USD LIBOR + 0.850%) due 02/13/32 § ~	1,720,000	1,716,116
CSAIL Commercial Mortgage Trust
1.684% due 04/15/50	223,580	221,976
1.717% due 08/15/48	651,862	644,496

	Principal Amount	Value
Great Wolf Trust
3.455% (USD LIBOR + 0.850%) due 09/15/34 § ~	$2,370,000	$2,330,888
3.925% (USD LIBOR + 1.320%) due 09/15/34 § ~	3,385,000	3,334,858
GS Mortgage Securities Corp Trust
3.405% (USD LIBOR + 0.950%) due 11/15/35 § ~	965,000	962,105
4.455% (USD LIBOR + 2.000%) due 11/15/35 § ~	505,000	499,638
InTown Hotel Portfolio Trust
3.155% (USD LIBOR + 0.700%) due 01/15/33 § ~	835,000	828,929
3.705% (USD LIBOR + 1.250%) due 01/15/33 § ~	685,000	679,093
JP Morgan Chase Commercial Mortgage Securities Trust 4.388% due 07/15/46 ~	1,135,489	1,165,062
Morgan Stanley Capital I Trust
3.305% (USD LIBOR + 0.850%) due 11/15/34 § ~	2,660,000	2,619,868
3.455% (USD LIBOR + 1.000%) due 11/15/34 § ~	2,140,000	2,110,168
SLIDE 4.305% (USD LIBOR + 1.850%) due 06/15/31 § ~	1,331,007	1,320,135

		38,334,536

Collateralized Mortgage Obligations - Residential - 6.8%

COLT Mortgage Loan Trust
2.415% due 10/25/47 § ~	2,299,328	2,290,214
2.568% due 10/25/47 § ~	979,097	975,622
2.614% due 05/27/47 § ~	589,089	586,864
2.773% due 10/25/47 § ~	427,524	426,013
2.930% due 02/25/48 § ~	871,353	863,657
3.084% due 02/25/48 § ~	311,591	309,211
3.470% due 07/27/48 § ~	2,424,011	2,419,207
3.542% due 07/27/48 § ~	1,173,892	1,170,488
3.763% due 10/26/48 § ~	1,027,966	1,035,979
4.006% due 12/28/48 § ~	1,750,684	1,764,945
Deephaven Residential Mortgage Trust
2.577% due 10/25/47 § ~	2,137,831	2,116,630
2.711% due 10/25/47 § ~	181,740	180,202
2.813% due 10/25/47 § ~	169,783	168,525
2.976% due 12/25/57 § ~	1,843,191	1,829,967
3.485% due 12/26/46 § ~	430,425	430,088
3.963% due 08/25/58 § ~	175,751	176,426
Fannie Mae
3.000% due 11/25/47	4,825,587	4,843,971
3.006% (USD LIBOR + 0.500%) due 11/25/46 §	1,038,450	1,045,758
4.000% due 06/25/44	968,785	995,729
5.000% due 08/25/19	22,577	22,581
Fannie Mae Connecticut Avenue Securities
3.186% (USD LIBOR + 0.680%) due 10/25/30 §	1,303,136	1,300,315
3.226% (USD LIBOR + 0.720%) due 01/25/31 §	3,631,504	3,624,265
3.856% (USD LIBOR + 1.350%) due 01/25/29 §	260,811	261,209
Freddie Mac
2.975% (USD LIBOR + 0.520%) due 11/15/43 §	1,866,322	1,877,535
3.256% (USD LIBOR + 0.750%) due 10/25/48 §	1,440,000	1,437,203
3.607% due 10/25/46 §	1,810,983	1,811,027
3.863% due 05/25/47 § ~	843,448	845,738
4.167% due 08/25/48 § ~	665,215	667,058
7.000% due 09/15/30	292,714	322,517

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Freddie Mac Structured Agency Credit Risk Debt Notes 3.256% (USD LIBOR + 0.750%) due 09/25/48 § ~	$2,005,000	$2,001,985
3.306% (USD LIBOR + 0.800%) due 12/25/30 § ~	3,445,000	3,442,518
3.356% (USD LIBOR + 0.850%) due 02/25/47 § ~	545,000	544,383
3.706% (USD LIBOR + 1.200%) due 10/25/29 §	1,821,879	1,832,550
3.756% (USD LIBOR + 1.250%) due 02/25/47 § ~	1,105,000	1,105,889
3.819% due 05/25/48 § ~	687,112	684,302
3.983% due 09/25/47 § ~	359,878	359,640
Galton Funding Mortgage Trust 3.500% due 11/25/57 § ~	2,492,878	2,457,080
GS Mortgage-Backed Securities Trust 2.456% due 07/25/44 § ~	240,149	236,133
Homeward Opportunities Fund I Trust
3.766% due 06/25/48 § ~	1,457,021	1,458,742
3.897% due 06/25/48 § ~	1,165,617	1,170,669
New Residential Mortgage Loan Trust 3.986% due 11/25/48 § ~	2,399,238	2,442,152
Sequoia Mortgage Trust
3.500% due 02/25/48 § ~	4,201,569	4,198,022
4.000% due 06/25/48 § ~	2,280,053	2,304,688
4.000% due 10/25/48 § ~	1,286,419	1,307,742
4.500% due 08/25/48 § ~	1,038,051	1,057,946
Verus Securitization Trust
2.929% due 02/25/48 § ~	895,438	888,677
3.677% due 06/01/58 § ~	1,930,696	1,932,125
3.779% due 06/01/58 § ~	516,298	517,492
3.830% due 06/01/58 § ~	325,398	326,501
4.108% due 10/25/58 § ~	2,415,967	2,406,491

		68,474,671

Fannie Mae - 3.3%

3.500% due 05/01/33 - 01/01/46	7,183,706	7,257,085
3.565% (USD LIBOR + 1.567%) due 02/01/33 §	71,850	75,137
3.710% (USD LIBOR + 1.710%) due 04/01/35 §	182,832	189,664
3.824% (UST + 2.215%) due 02/01/33 §	50,152	52,458
3.833% (USD LIBOR + 1.575%) due 04/01/33 §	65,858	67,578
4.000% due 06/01/33 - 03/01/47	5,173,228	5,283,892
4.052% (USD LIBOR + 1.548%) due 01/01/35 §	7,968	8,236
4.125% (USD LIBOR + 1.750%) due 05/01/33 §	41,106	41,469
4.154% (UST + 2.258%) due 06/01/35 §	262,376	275,294
4.347% (UST + 2.253%) due 06/01/33 §	628,865	662,964
4.500% due 05/01/25 - 03/01/46	8,567,785	8,882,882
5.000% due 07/01/24 - 07/01/41	3,270,312	3,458,477
5.500% due 01/01/19 - 06/01/39	2,636,490	2,830,738
6.000% due 03/01/37 - 10/01/40	3,031,003	3,309,259
6.500% due 05/01/33	616,125	686,420
7.000% due 05/01/33 - 06/01/33	298,156	319,412

		33,400,965

Freddie Mac - 0.3%

3.451% (UST + 1.951%) due 02/01/35 §	105,175	110,036
3.797% (USD LIBOR + 1.725%) due 03/01/35 §	406,752	426,510

	Principal Amount	Value
4.172% (UST + 2.250%) due 08/01/35 §	$591,361	$624,897
4.595% (UST + 2.222%) due 09/01/35 §	567,479	595,681
5.500% due 01/01/20 - 06/01/41	650,561	695,793

		2,452,917

Government National Mortgage Association - 1.5%

3.375% (UST + 1.500%) due 01/20/35 §	1,116,274	1,156,500
3.750% (UST + 1.500%) due 09/20/34 §	670,876	690,692
4.500% due 01/20/48	441,835	457,701
5.000% due 12/20/34 - 08/20/48	11,179,829	11,666,789
5.500% due 07/15/20	42,974	43,349
6.000% due 01/15/22 - 07/15/36	984,408	1,043,971

		15,059,002

Total Mortgage-Backed Securities (Cost $158,851,447)		157,722,091

ASSET-BACKED SECURITIES - 19.3%

Allegro CLO III Ltd (Cayman) 3.330% (USD LIBOR + 0.840%) due 07/25/27 § ~	4,320,000	4,308,498
Ally Auto Receivables Trust
2.240% due 07/15/22	8,440,000	8,349,738
2.460% due 09/15/22	405,000	400,809
2.930% due 11/15/23	565,000	559,546
Ally Master Owner Trust 3.300% due 07/17/23	1,055,000	1,062,193
AmeriCredit Automobile Receivables 1.810% due 10/08/20	628	627
AmeriCredit Automobile Receivables Trust
1.600% due 11/09/20	160,510	160,389
2.240% due 04/08/22	8,815,000	8,680,523
2.240% due 06/19/23	1,415,000	1,397,579
2.690% due 06/19/23	1,500,000	1,482,648
2.710% due 08/18/22	665,000	659,123
2.710% due 09/08/22	2,880,000	2,845,659
3.340% due 08/08/21	1,885,000	1,891,362
3.370% due 11/08/21 ~	2,205,000	2,205,040
3.660% due 03/08/22	1,225,000	1,227,654
3.720% due 03/08/22 ~	1,150,000	1,152,296
ARI Fleet Lease Trust
1.910% due 04/15/26 ~	1,533,081	1,522,216
2.550% due 10/15/26 ~	2,035,000	2,025,752
Ascentium Equipment Receivables Trust
1.870% due 07/10/19 ~	44,108	44,091
2.290% due 06/10/21 ~	935,000	928,187
2.920% due 12/10/20 ~	770,000	769,334
Avis Budget Rental Car Funding AESOP LLC
2.500% due 07/20/21 ~	2,225,000	2,204,598
2.970% due 02/20/20 ~	273,333	273,223
2.990% due 06/20/22 ~	995,000	989,383
Barings CLO Ltd (Cayman) 3.269% (USD LIBOR + 0.800%) due 01/20/28 § ~	5,410,000	5,354,355
Bayview Mortgage Fund IVc Trust 3.500% due 01/28/58 § ~	5,220,651	5,180,732
Bayview Opportunity Master Fund IVa Trust 3.500% due 01/28/55 § ~	2,308,530	2,293,647
3.500% due 06/28/57 § ~	4,470,919	4,441,405
3.500% due 08/28/57 § ~	3,908,997	3,883,706
BlueMountain CLO Ltd (Cayman) 3.375% (USD LIBOR + 0.930%) due 07/18/27 § ~	2,385,000	2,366,990
California Republic Auto Receivables Trust 2.510% due 02/16/21	805,000	801,932

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Capital Auto Receivables Asset Trust
1.540% due 08/20/20	$225,415	$224,905
1.630% due 01/20/21	1,030,000	1,025,312
2.430% due 05/20/22 ~	520,000	512,900
2.650% due 01/20/24	5,000,000	4,962,524
2.700% due 09/20/22 ~	835,000	827,322
3.480% due 10/20/23 ~	585,000	588,232
3.690% due 12/20/23 ~	740,000	746,498
Carlyle Global Market Strategies CLO Ltd (Cayman) 3.469% (USD LIBOR + 1.000%) due 04/20/27 § ~	3,265,000	3,254,840
CarMax Auto Owner Trust 3.000% due 05/16/22	365,000	363,206
CCG Receivables Trust 1.690% due 09/14/22 ~	522,802	520,897
CNH Equipment Trust
1.370% due 07/15/20	69,931	69,882
2.400% due 02/15/23	1,300,000	1,296,449
Cole Park CLO Ltd (Cayman) 3.694% (USD LIBOR + 1.050%) due 10/20/28 §	2,540,000	2,540,028
Diamond Resorts Owner Trust 2.990% due 05/22/28 ~	217,366	217,137
Elara HGV Timeshare Issuer LLC
2.530% due 02/25/27 ~	400,490	395,523
2.690% due 03/25/30 ~	1,056,383	1,044,513
Enterprise Fleet Financing LLC 2.130% due 07/20/22 ~	581,417	578,055
Galaxy XXIX CLO Ltd (Cayman) 3.406% (USD LIBOR + 0.790%) due 11/15/26 § ~	4,125,000	4,114,081
GM Financial Automobile Leasing Trust
2.260% due 08/20/20	455,000	452,535
2.730% due 09/20/21	1,055,000	1,047,433
3.110% due 12/20/21	1,380,000	1,376,116
3.370% due 10/20/22	3,420,000	3,412,854
3.500% due 04/20/22	775,000	777,921
GMF Floorplan Owner Revolving Trust
2.410% due 05/17/21 ~	610,000	608,157
2.630% due 07/15/22 ~	1,750,000	1,732,185
2.850% due 05/17/21 ~	235,000	234,613
2.970% due 01/18/22 ~	1,585,000	1,582,103
Golub Capital Partners CLO (Cayman) 3.610% (USD LIBOR + 1.150%) due 10/20/28 § ~	1,495,000	1,483,398
GreatAmerica Leasing Receivables Funding LLC
2.060% due 06/22/20 ~	153,135	152,462
2.600% due 06/15/21 ~	1,330,000	1,323,286
Halcyon Loan Advisors Funding Ltd (Cayman) 4.169% (USD LIBOR + 1.700%) due 10/22/25 § ~	2,645,000	2,634,431
Hardee’s Funding LLC 4.250% due 06/20/48 ~	1,532,661	1,551,712
Hilton Grand Vacations Trust
1.770% due 11/25/26 ~	636,809	626,780
2.660% due 12/26/28 ~	417,882	413,769
2.960% due 12/26/28 ~	285,454	280,820
Hyundai Auto Lease Securitization Trust 1.680% due 04/15/20 ~	76,116	76,068
Hyundai Auto Receivables Trust 2.380% due 04/17/23	895,000	882,097
John Deere Owner Trust 1.360% due 04/15/20	294,440	293,758
KKR CLO Ltd (Cayman) 3.236% (USD LIBOR + 0.800%) due 01/16/28 § ~	5,425,000	5,344,861

	Principal Amount	Value
Madison Park Funding XVIII Ltd (Cayman) 3.659% (USD LIBOR + 1.190%) due 10/21/30 § ~	$3,245,000	$3,217,972
Magnetite XVI Ltd (Cayman) 3.245% (USD LIBOR + 0.800%) due 01/18/28 § ~	7,170,000	7,086,234
Mill City Mortgage Loan Trust 2.500% due 04/25/57 § ~	534,249	524,844
MMAF Equipment Finance LLC
1.730% due 05/18/20 ~	110,370	110,190
3.200% due 09/12/22 ~	2,010,000	2,020,115
MVW Owner Trust
2.150% due 04/22/30 ~	188,625	186,384
2.250% due 09/22/31 ~	679,440	668,802
2.420% due 12/20/34 ~	660,029	647,238
2.520% due 12/20/32 ~	201,381	198,394
2.750% due 12/20/34 ~	224,767	220,282
2.990% due 12/20/34 ~	606,513	593,262
Navient Private Education Refi Loan Trust 2.530% due 02/18/42 ~	2,785,856	2,766,433
Neuberger Berman CLO XVI-S Ltd (Cayman) 3.286% (USD LIBOR + 0.850%) due 01/15/28 § ~	3,250,000	3,191,785
OCP CLO Ltd (Cayman)
3.328% (USD LIBOR + 0.820%) due 10/26/27 § ~	4,900,000	4,864,676
3.589% (USD LIBOR + 1.120%) due 07/20/29 § ~	4,175,000	4,180,002
OZLM VIII Ltd (Cayman) 3.625% (USD LIBOR + 1.170%) due 10/17/29 § ~	1,610,000	1,603,625
Planet Fitness Master Issuer LLC 4.262% due 09/05/48 ~	1,960,088	1,972,941
Santander Drive Auto Receivables Trust
2.100% due 06/15/21	282,563	281,892
2.190% due 03/15/22	2,055,000	2,040,842
2.580% due 05/16/22	380,000	377,957
2.960% due 03/15/24	880,000	876,405
3.270% due 01/17/23	455,000	456,291
3.520% due 12/15/22	1,275,000	1,276,406
3.530% due 08/16/21	1,465,000	1,470,221
3.650% due 12/15/21	1,405,000	1,408,402
4.020% due 04/15/22	1,435,000	1,448,603
4.020% due 09/15/22 ~	1,235,000	1,239,706
4.500% due 06/17/23 ~	1,070,000	1,079,413
Santander Retail Auto Lease Trust 2.960% due 11/21/22 ~	1,115,000	1,107,909
Sierra Receivables Funding Co LLC 2.910% due 03/20/34 ~	341,280	338,569
Sierra Timeshare Receivables Funding LLC
2.050% due 06/20/31 § ~	269,632	269,310
2.300% due 10/20/31 ~	396,419	394,138
2.330% due 07/20/33 ~	355,371	345,761
2.400% due 03/22/32 ~	714,105	709,893
2.430% due 06/20/32 ~	397,964	392,389
2.430% due 10/20/33 ~	1,387,246	1,373,141
2.580% due 09/20/32 ~	465,302	461,188
SLM Student Loan Trust
2.906% (USD LIBOR + 0.400%) due 03/25/25 §	2,877,672	2,816,451
3.990% (USD LIBOR + 1.500%) due 04/25/23 §	632,331	636,128
4.140% (USD LIBOR + 1.650%) due 07/25/22 §	76,271	77,281
4.190% (USD LIBOR + 1.700%) due 07/25/23 §	837,469	851,513

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
SMB Private Education Loan Trust
3.455% (USD LIBOR + 1.000%) due 06/15/27 § ~	$1,290,184	$1,296,477
3.955% (USD LIBOR + 1.500%) due 04/15/32 § ~	2,250,000	2,293,313
Synchrony Credit Card Master Note Trust 2.640% due 03/15/23	3,545,000	3,519,906
Towd Point Mortgage Trust
2.750% due 02/25/55 § ~	466,007	460,961
2.750% due 08/25/55 § ~	706,560	692,797
3.000% due 02/25/55 § ~	622,056	616,269
3.250% due 03/25/58 § ~	1,429,327	1,412,362
3.250% due 07/25/58 § ~	3,041,893	3,012,583
3.750% due 05/25/58 § ~	1,212,462	1,214,256
Verizon Owner Trust
2.530% due 04/20/22 ~	2,075,000	2,053,120
2.650% due 09/20/21 ~	865,000	859,713
Volvo Financial Equipment LLC 1.670% due 02/18/20 ~	170,325	169,988
Volvo Financial Equipment Master Owner Trust 2.955% (USD LIBOR + 0.500%) due 11/15/22 § ~	830,000	832,248
Wheels SPV LLC 1.590% due 05/20/25 ~	158,445	158,021

Total Asset-Backed Securities (Cost $195,285,939)		193,407,900

U.S. GOVERNMENT AGENCY ISSUE - 0.8%

Federal Home Loan Bank 2.625% due 05/28/20	7,925,000	7,936,341

Total U.S. Government Agency Issue (Cost $7,922,998)		7,936,341

U.S. TREASURY OBLIGATIONS - 6.2%

U.S. Treasury Inflation Protected Securities - 0.5%

0.625% due 04/15/23 ^	5,324,297	5,238,196

U.S. Treasury Notes - 5.7%

1.375% due 08/31/20	16,000,000	15,699,985
1.500% due 06/15/20 ‡	4,830,000	4,760,143
2.625% due 08/31/20	7,500,000	7,510,235
2.625% due 12/15/21	3,505,000	3,520,990
2.750% due 09/30/20	5,205,000	5,224,699
2.875% due 10/31/20	4,995,000	5,026,177
2.875% due 10/15/21	14,820,000	14,977,312

		56,719,541

Total U.S. Treasury Obligations (Cost $61,863,257)		61,957,737

MUNICIPAL BONDS - 0.2%

State Board of Administration Finance Corp FL ‘A’ 2.163% due 07/01/19	2,230,000	2,223,756

Total Municipal Bonds (Cost $2,230,000)		2,223,756

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 0.7%

Commercial Paper - 0.6%

Ford Motor Credit Co 2.899% due 02/19/19	$5,655,000	$5,629,773

Repurchase Agreement - 0.1%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $997,397; collateralized by U.S. Treasury Bonds: 4.375% due 11/15/39 and value $1,019,517)	997,369	997,369

Total Short-Term Investments (Cost $6,630,971)		6,627,142

TOTAL INVESTMENTS - 99.5% (Cost $1,006,274,632)		997,565,200

DERIVATIVES - 0.1%
(See Notes (c) and (d) in Notes to Schedule of Investments)		1,554,291

OTHER ASSETS & LIABILITIES, NET - 0.4%		3,584,327

NET ASSETS - 100.0%		$1,002,703,818

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	56.6%
Asset-Backed Securities	19.3%
Mortgage-Backed Securities	15.7%
U.S. Treasury Obligations	6.2%
Others (each less than 3.0%)	1.7%

99.5%
Derivatives	0.1%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of December 31, 2018, an investment with a value of $729,758 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(c)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	03/19	1,102	$232,491,070	$233,968,375	$1,477,305
U.S. Treasury 5-Year Notes	03/19	215	24,238,196	24,657,813	419,617
U.S. Treasury Ultra 10-Year Notes	03/19	26	3,276,646	3,382,031	105,385

					2,002,307

Short Futures Outstanding
U.S. Treasury 10-Year Notes	03/19	153	18,223,517	18,668,391	(444,874)

Total Futures Contracts					$1,557,433

(d)	Forward foreign currency contracts outstanding as of December 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	276,764	EUR	240,750	02/19	BNP	$ -	($228)
USD	275,243	EUR	240,750	02/19	BOA	-	(1,749)
USD	275,386	EUR	240,750	02/19	CIT	-	(1,606)
USD	277,048	EUR	240,415	02/19	UBS	441	-

Total Forward Foreign Currency Contracts						$441	($3,583)

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$567,690,233	$ -	$567,690,233	$-
	Mortgage-Backed Securities	157,722,091	-	157,722,091	-
	Asset-Backed Securities	193,407,900	-	193,407,900	-
	U.S. Government Agency Issue	7,936,341	-	7,936,341	-
	U.S. Treasury Obligations	61,957,737	-	61,957,737	-
	Municipal Bonds	2,223,756	-	2,223,756	-
	Short-Term Investments	6,627,142	-	6,627,142	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	441	-	441	-
	Interest Rate Contracts
	Futures	2,002,307	2,002,307	-	-

	Total Asset - Derivatives	2,002,748	2,002,307	441	-

	Total Assets	999,567,948	2,002,307	997,565,641	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(3,583)	-	(3,583)	-
	Interest Rate Contracts
	Futures	(444,874)	(444,874)	-	-

	Total Liabilities - Derivatives	(448,457)	(444,874)	(3,583)	-

	Total Liabilities	(448,457)	(444,874)	(3,583)	-

	Total	$999,119,491	$1,557,433	$997,562,058	$ -

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments

December 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 20.6%

Argentina - 0.4%

Rio Energy SA 6.875% due 02/01/25 ~	$1,400,000	$1,043,000
YPF SA
6.950% due 07/21/27 ~	1,070,000	876,062
7.000% due 12/15/47 ~	580,000	417,600
8.500% due 07/28/25 ~	2,175,000	1,960,219

		4,296,881

Azerbaijan - 0.7%

Southern Gas Corridor CJSC 6.875% due 03/24/26 ~	4,290,000	4,648,146
State Oil Co of the Azerbaijan Republic
4.750% due 03/13/23 ~	400,000	399,684
6.950% due 03/18/30 ~	2,180,000	2,349,408

		7,397,238

Bahrain - 0.1%

The Oil and Gas Holding Co BSCC 8.375% due 11/07/28 ~	1,520,000	1,554,071

Brazil - 2.2%

Banco do Brasil SA 4.625% due 01/15/25	2,120,000	2,013,470
Gol Finance Inc 7.000% due 01/31/25 ~	2,085,000	1,858,256
Petrobras Global Finance BV
6.850% due 06/05/15	4,190,000	3,759,477
6.875% due 01/20/40	3,260,000	3,114,148
8.750% due 05/23/26	4,015,000	4,510,852
Rumo Luxembourg SARL 5.875% due 01/18/25 ~	2,100,000	2,014,709
Vale Overseas Ltd
6.875% due 11/21/36	2,235,000	2,566,897
6.875% due 11/10/39	2,215,000	2,569,400
Votorantim Cimentos SA 7.250% due 04/05/41	950,000	974,938

		23,382,147

Chile - 1.3%

Banco del Estado de Chile 3.875% due 02/08/22 ~	850,000	847,871
Corp Nacional del Cobre de Chile
4.250% due 07/17/42 ~	1,053,000	981,603
4.500% due 08/01/47 ~	2,084,000	2,017,333
4.875% due 11/04/44 ~	3,105,000	3,159,174
5.625% due 10/18/43 ~	2,321,000	2,603,280
Empresa Nacional del Petroleo
3.750% due 08/05/26 ~	1,300,000	1,216,738
4.500% due 09/14/47 ~	1,569,000	1,348,556
VTR Finance BV 6.875% due 01/15/24 ~	2,299,000	2,307,621

		14,482,176

China - 1.4%

Amber Circle Funding Ltd 3.250% due 12/04/22 ~	2,790,000	2,746,331
Central China Real Estate Ltd 8.750% due 01/23/21 ~	975,000	980,166
China Evergrande Group 7.500% due 06/28/23 ~	1,650,000	1,460,422
CIFI Holdings Group Co Ltd 6.875% due 04/23/21 ~	970,000	951,187
Country Garden Holdings Co Ltd 4.750% due 01/17/23 ~	1,110,000	990,323

	Principal Amount	Value
Sinochem Overseas Capital Co Ltd
4.500% due 11/12/20 ~	$2,246,000	$2,280,689
6.300% due 11/12/40 ~	895,000	1,081,584
Sinopec Group Overseas Development Ltd 4.875% due 05/17/42 ~	1,180,000	1,247,326
Sunac China Holdings Ltd 7.950% due 08/08/22 ~	1,900,000	1,789,464
Yuzhou Properties Co Ltd 6.375% due 03/06/21 ~	1,785,000	1,738,442

		15,265,934

Colombia - 0.6%

Banco de Bogota SA 6.250% due 05/12/26 ~	945,000	958,003
Empresas Publicas de Medellin ESP 8.375% due 11/08/27 ~	COP 3,198,000,000	953,984
Millicom International Cellular SA
5.125% due 01/15/28 ~	$2,055,000	1,839,225
6.000% due 03/15/25 ~	1,930,000	1,914,116
6.625% due 10/15/26 ~	1,200,000	1,216,620

		6,881,948

Costa Rica - 0.2%

Banco Nacional de Costa Rica 6.250% due 11/01/23 ~	1,510,000	1,427,894
Instituto Costarricense de Electricidad 6.950% due 11/10/21 ~	350,000	335,125

		1,763,019

Ecuador - 0.1%

EP PetroEcuador via Noble Sovereign Funding I Ltd 8.443% (USD LIBOR + 5.630%) due 09/24/19 § ~	546,316	547,682

Georgia - 0.1%

Georgian Railway JSC 7.750% due 07/11/22 ~	1,400,000	1,452,004

India - 0.2%

Bharti Airtel Ltd 4.375% due 06/10/25 ~	2,290,000	2,089,870

Indonesia - 1.5%

P.T. Indonesia Asahan Aluminium Persero
5.710% due 11/15/23 ~	1,318,000	1,343,096
6.757% due 11/15/48 ~	1,116,000	1,146,726
P.T. Pertamina Persero 6.000% due 05/03/42 ~	6,082,000	6,083,046
6.500% due 11/07/48 ~	931,000	982,307
P.T. Perusahaan Listrik Negara
5.250% due 05/15/47 ~	943,000	849,171
5.500% due 11/22/21 ~	3,221,000	3,329,709
6.150% due 05/21/48 ~	1,928,000	1,943,676

		15,677,731

Ireland - 0.1%

C&W Senior Financing DAC 7.500% due 10/15/26 ~	800,000	771,000

Israel - 0.4%

Teva Pharmaceutical Finance Netherlands III BV
2.800% due 07/21/23	2,955,000	2,547,462
6.750% due 03/01/28	1,600,000	1,553,720

		4,101,182

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Jamaica - 0.3%

Digicel Group Two Ltd 8.250% due 09/30/20 ~	$2,550,000	$1,734,000
Digicel Ltd 6.000% due 04/15/21 ~	2,300,000	2,075,750

		3,809,750

Kazakhstan - 1.0%

Development Bank of Kazakhstan JSC 4.125% due 12/10/22 ~	3,337,000	3,244,959
Halyk Savings Bank of Kazakhstan JSC 5.500% due 12/21/22 ~	1,400,000	1,380,722
Kazakhstan Temir Zholy Finance BV 6.950% due 07/10/42 ~	2,901,000	3,045,342
Kazakhstan Temir Zholy National Co JSC 4.850% due 11/17/27 ~	799,000	773,208
KazMunayGas National Co JSC
5.375% due 04/24/30 ~	1,877,000	1,850,275
6.375% due 10/24/48 ~	987,000	996,130

		11,290,636

Luxembourg - 0.3%

Altice Financing SA 7.500% due 05/15/26 ~	4,155,000	3,801,825

Malaysia - 0.2%

Petronas Capital Ltd 7.875% due 05/22/22 ~	690,000	784,785
Wakala Global Sukuk Bhd 4.646% due 07/06/21	1,325,000	1,377,073

		2,161,858

Mauritius - 0.1%

Liquid Telecommunications Financing PLC 8.500% due 07/13/22 ~	590,000	596,287

Mexico - 2.5%

Axtel SAB de CV 6.375% due 11/14/24 ~	1,870,000	1,780,689
BBVA Bancomer SA 5.125% due 01/18/33 ~	3,795,000	3,306,432
Cemex SAB de CV 7.750% due 04/16/26 ~	1,990,000	2,096,982
Comision Federal de Electricidad
4.875% due 01/15/24 ~	1,890,000	1,849,856
5.750% due 02/14/42 ~	1,805,000	1,669,643
8.180% due 12/23/27 ~	MXN 8,220,000	359,724
Mexichem SAB de CV 6.750% due 09/19/42 ~	$1,710,000	1,722,825
Petroleos Mexicanos
5.500% due 06/27/44	589,000	448,041
5.625% due 01/23/46	4,730,000	3,603,740
6.000% due 03/05/20	710,000	723,845
6.500% due 06/02/41	1,661,000	1,379,460
6.750% due 09/21/47	3,482,000	2,887,936
6.875% due 08/04/26	2,810,000	2,738,345
7.190% due 09/12/24 ~	MXN 50,500,000	2,010,826

		26,578,344

Morocco - 0.2%

OCP SA 6.875% due 04/25/44 ~	$1,600,000	1,668,568

Netherlands - 0.1%

GTH Finance BV 7.250% due 04/26/23 ~	800,000	821,908

	Principal Amount	Value

Oman - 0.1%

Oztel Holdings SPC Ltd 6.625% due 04/24/28 ~	$685,000	$633,163

Pakistan - 0.5%

The Second Pakistan International Sukuk Co Ltd 6.750% due 12/03/19 ~	2,760,000	2,743,470
The Third Pakistan International Sukuk Co Ltd 5.500% due 10/13/21 ~	1,009,000	976,688
5.625% due 12/05/22 ~	1,506,000	1,428,575

		5,148,733

Peru - 0.6%

Banco de Credito del Peru 4.850% due 10/30/20 ~	PEN 3,131,000	933,677
Nexa Resources SA 5.375% due 05/04/27 ~	$2,385,000	2,316,431
Patrimonio EN Fideicomiso DS 093-2002-EF-Inretail Shopping Malls 5.750% due 04/03/28 ~	2,000,000	1,956,000
Petroleos del Peru SA 5.625% due 06/19/47 ~	1,247,000	1,222,683

		6,428,791

Philippines - 0.4%

Development Bank of the Philippines 5.500% due 03/25/21 ~	1,600,000	1,681,486
Power Sector Assets & Liabilities Management Corp 7.390% due 12/02/24 ~	2,645,000	3,115,662

		4,797,148

Russia - 0.7%

Credit Bank of Moscow 5.875% due 11/07/21 ~	2,375,000	2,346,666
Koks OAO 7.500% due 05/04/22 ~	400,000	401,532
Russian Railways 5.700% due 04/05/22 ~	1,178,000	1,207,450
SCF Capital Designated Activity Co 5.375% due 06/16/23 ~	2,304,000	2,253,310
Vnesheconombank 5.942% due 11/21/23 ~	905,000	905,738
6.025% due 07/05/22 ~	869,000	874,741

		7,989,437

Saudi Arabia - 0.1%

Acwa Power Management & Investments One Ltd 5.950% due 12/15/39 ~	1,400,000	1,319,962

Singapore - 0.3%

Puma International Financing SA 5.125% due 10/06/24 ~	3,860,000	3,104,366

South Africa - 1.2%

Absa Group Ltd 6.250% due 04/25/28 § ~	1,770,000	1,676,190
Eskom Holdings SOC Ltd 5.750% due 01/26/21 ~	1,951,000	1,844,113
6.750% due 08/06/23 ~	2,183,000	1,997,074
7.125% due 02/11/25 ~	4,250,000	3,889,638
8.450% due 08/10/28 ~	808,000	763,581
MTN Mauritius Investments Ltd 4.755% due 11/11/24 ~	1,870,000	1,706,579

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
SASOL Financing USA LLC 5.875% due 03/27/24	$1,200,000	$1,198,721

		13,075,896

Turkey - 0.1%

Akbank TAS 5.000% due 10/24/22 ~	314,000	294,952
QNB Finansbank AS 4.875% due 05/19/22 ~	550,000	516,923

		811,875

Ukraine - 0.4%

Metinvest BV 7.750% due 04/23/23 ~	1,390,000	1,269,701
MHP SE 7.750% due 05/10/24 ~	1,120,000	1,042,695
Ukraine Railways 9.875% due 09/15/21 ~	895,000	876,436
Ukreximbank 9.750% due 01/22/25 ~	1,261,000	1,186,601

		4,375,433

Venezuela - 2.2%

Petroleos de Venezuela SA 5.375% due 04/12/27 * Y ~	1,432,000	215,832
8.500% due 10/27/20 Y ~	23,821,500	22,332,656
9.000% due 11/17/21 * Y ~	2,960,581	559,861
9.750% due 05/17/35 * Y ~	3,733,498	709,365
12.750% due 02/17/22 * Y ~	1,592,000	310,599

		24,128,313

Total Corporate Bonds & Notes (Cost $230,281,284)		222,205,176

SENIOR LOAN NOTES - 0.4%

United Arab Emirates - 0.4%

Dubai World Corp Term B1 2.000% Cash or 1.750% PIK due 09/30/22	4,197,385	3,931,553

Total Senior Loan Notes (Cost $3,820,333)		3,931,553

FOREIGN GOVERNMENT BONDS & NOTES - 73.1%

Angola - 0.6%

Angolan Government 8.250% due 05/09/28 ~	2,538,000	2,396,900
9.375% due 05/08/48 ~	1,874,000	1,759,555
9.500% due 11/12/25 ~	2,190,000	2,310,373

		6,466,828

Argentina - 2.3%

Argentina Bonar 48.797% (ARS Deposit + 3.250%) due 03/01/20 §	ARS 23,200,000	606,981
50.225% (ARS Deposit + 2.000%) due 04/03/22 §	86,733,361	1,921,780
50.950% (ARS Deposit + 2.500%) due 03/11/19 §	34,845,000	927,823
Argentina POM Politica Monetaria 59.257% (ARS Reference + 0.000%) due 06/21/20 §	78,379,036	2,256,870
Argentine Republic Government 2.500% due 12/31/38 §	$6,576,197	3,628,482
5.875% due 01/11/28	3,545,000	2,561,263
6.875% due 04/22/21	2,910,000	2,640,127
6.875% due 01/11/48	5,675,000	3,979,594
7.500% due 04/22/26	4,015,000	3,229,566
8.280% due 12/31/33	2,534,385	1,981,365

	Principal Amount	Value
Provincia de Buenos Aires 53.677% (ARS Deposit + 3.750%) due 04/12/25 § ~	ARS 46,396,000	$1,066,740

		24,800,591

Bahrain - 0.5%

Bahrain Government
7.000% due 10/12/28 ~	$3,275,000	3,287,756
7.500% due 09/20/47 ~	1,635,000	1,584,552

		4,872,308

Belarus - 1.3%

Republic of Belarus
6.200% due 02/28/30 ~	3,193,000	2,943,058
6.875% due 02/28/23 ~	6,592,000	6,743,774
7.625% due 06/29/27 ~	3,750,000	3,850,253

		13,537,085

Brazil - 9.8%

Banco Nacional de Desenvolvimento Economico e Social 6.500% due 06/10/19 ~	1,458,000	1,482,349
Brazil Letras do Tesouro Nacional 6.563% due 01/01/20	BRL 74,036,000	17,922,720
7.717% due 07/01/21	156,918,000	33,617,032
8.049% due 01/01/22	5,150,000	1,052,955
Brazil Notas do Tesouro Nacional ‘F’ 10.000% due 01/01/27	125,657,000	33,954,964
Brazil Notas do Tesouro Nacional Serie F 10.000% due 01/01/29	5,744,000	1,561,952
Brazilian Government 2.625% due 01/05/23	$1,900,000	1,791,719
4.250% due 01/07/25	2,754,000	2,716,132
4.625% due 01/13/28	2,617,000	2,520,851
5.000% due 01/27/45	2,247,000	1,969,799
5.625% due 01/07/41	761,000	733,414
5.625% due 02/21/47	1,504,000	1,423,739
6.000% due 04/07/26	1,487,000	1,590,569
7.125% due 01/20/37	1,564,000	1,771,230
8.250% due 01/20/34	1,199,000	1,473,271

		105,582,696

Chile - 3.1%

Bonos de la Tesoreria de la Republica en pesos 4.500% due 03/01/21	CLP 17,915,000,000	26,359,029
5.000% due 03/01/35	4,280,000,000	6,454,151
Chile Government (Chile) 3.240% due 02/06/28	$750,000	721,500

		33,534,680

Colombia - 1.4%

Colombia Government 3.875% due 04/25/27	1,859,000	1,777,669
4.000% due 02/26/24	1,750,000	1,734,688
5.000% due 06/15/45	2,160,000	2,061,720
5.625% due 02/26/44	2,329,000	2,407,021
6.125% due 01/18/41	2,627,000	2,843,727
7.375% due 09/18/37	1,470,000	1,783,478
8.125% due 05/21/24	2,405,000	2,810,844

		15,419,147

Costa Rica - 0.1%

Costa Rica Government 5.625% due 04/30/43 ~	1,000,000	765,000

Croatia - 1.0%

Croatia Government 6.000% due 01/26/24 ~	4,070,000	4,401,038
6.375% due 03/24/21 ~	3,004,000	3,154,485
6.625% due 07/14/20 ~	3,225,000	3,355,106

		10,910,629

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Dominican Republic - 2.1%

Dominican Republic 5.500% due 01/27/25 ~	$4,330,000	$4,302,937
5.875% due 04/18/24 ~	2,509,000	2,547,162
6.000% due 07/19/28 ~	810,000	811,013
6.600% due 01/28/24 ~	1,605,000	1,677,225
6.850% due 01/27/45 ~	3,810,000	3,762,375
6.875% due 01/29/26 ~	4,350,000	4,572,937
7.450% due 04/30/44 ~	1,880,000	1,959,900
7.500% due 05/06/21 ~	2,432,000	2,517,120

		22,150,669

Ecuador - 7.2%

Ecuador Government 7.875% due 01/23/28 ~	8,739,000	7,138,671
7.950% due 06/20/24 ~	6,614,000	5,845,123
8.750% due 06/02/23 ~	6,593,000	6,180,937
8.875% due 10/23/27 ~	6,911,000	5,969,376
9.625% due 06/02/27 ~	4,810,000	4,371,087
9.650% due 12/13/26 ~	10,300,000	9,411,625
10.500% due 03/24/20 ~	19,544,000	19,788,300
10.750% due 03/28/22 ~	18,768,000	19,026,060

		77,731,179

Egypt - 1.2%

Egypt Government 6.588% due 02/21/28 ~	3,433,000	3,072,535
6.875% due 04/30/40 ~	520,000	420,863
7.500% due 01/31/27 ~	5,500,000	5,262,295
7.903% due 02/21/48 ~	1,557,000	1,345,485
8.500% due 01/31/47 ~	3,480,000	3,153,022

		13,254,200

El Salvador - 1.0%

El Salvador Government 5.875% due 01/30/25 ~	1,448,000	1,341,210
6.375% due 01/18/27 ~	1,465,000	1,347,434
7.375% due 12/01/19 ~	740,000	745,550
7.625% due 02/01/41 ~	2,535,000	2,401,912
7.650% due 06/15/35 ~	790,000	750,895
8.250% due 04/10/32 ~	1,619,000	1,647,333
8.625% due 02/28/29 ~	2,300,000	2,412,125

		10,646,459

Ethiopia - 0.4%

Ethiopia International 6.625% due 12/11/24 ~	4,324,000	4,147,581

Gabon - 0.4%

Gabon Government 6.375% due 12/12/24 ~	4,677,300	4,215,136
6.950% due 06/16/25 ~	300,000	269,789

		4,484,925

Georgia - 0.2%

Georgia Government 6.875% due 04/12/21 ~	2,010,000	2,114,671

Ghana - 0.5%

Ghana Government 7.625% due 05/16/29 ~	1,639,000	1,473,789
8.125% due 01/18/26 ~	870,000	833,521
8.627% due 06/16/49 ~	2,770,000	2,424,082
10.750% due 10/14/30 ~	200,000	226,715

		4,958,107

	Principal Amount	Value
Hungary - 1.2%

Hungary Government 5.375% due 02/21/23	$4,894,000	$5,193,757
5.375% due 03/25/24	2,518,000	2,700,907
5.750% due 11/22/23	4,366,000	4,728,182
7.625% due 03/29/41	572,000	803,731

		13,426,577

India - 1.8%

Export-Import Bank of India 3.375% due 08/05/26 ~	910,000	833,657
4.000% due 01/14/23 ~	1,700,000	1,696,865
India Government 7.170% due 01/08/28	INR 420,000,000	5,962,123
7.350% due 06/22/24	140,000,000	2,004,498
7.590% due 01/11/26	260,000,000	3,766,769
7.720% due 05/25/25	315,000,000	4,604,419

		18,868,331

Indonesia - 4.9%

Indonesia Government 4.750% due 07/18/47 ~	$1,292,000	1,217,873
5.125% due 01/15/45 ~	3,408,000	3,367,642
5.250% due 01/17/42 ~	1,193,000	1,202,500
5.250% due 01/08/47 ~	2,032,000	2,044,472
5.950% due 01/08/46 ~	2,904,000	3,187,599
Indonesia Treasury 5.625% due 05/15/23	IDR 71,379,000,000	4,560,463
6.125% due 05/15/28	77,292,000,000	4,743,407
6.625% due 05/15/33	39,564,000,000	2,403,279
7.000% due 05/15/27	37,964,000,000	2,471,092
7.500% due 08/15/32	50,812,000,000	3,317,091
7.500% due 05/15/38	5,834,000,000	373,550
8.250% due 07/15/21	52,773,000,000	3,720,350
8.250% due 05/15/29	60,602,000,000	4,322,031
8.250% due 05/15/36	28,719,000,000	1,979,175
8.375% due 03/15/24	75,397,000,000	5,202,669
8.375% due 09/15/26	71,295,000,000	5,065,708
9.000% due 03/15/29	7,307,000,000	537,294
Perusahaan Penerbit SBSN Indonesia III
4.325% due 05/28/25 ~	$1,040,000	1,028,040
4.550% due 03/29/26 ~	1,819,000	1,808,086

		52,552,321

Iraq - 0.0%

Iraq Government 5.800% due 01/15/28 ~	500,000	449,700

Ivory Coast - 0.8%

Ivory Coast Government 5.750% due 12/31/32 § ~	8,358,580	7,400,018
6.375% due 03/03/28 ~	1,100,000	992,607

		8,392,625

Jamaica - 0.2%

Jamaica Government 6.750% due 04/28/28	850,000	909,500
7.875% due 07/28/45	1,380,000	1,576,650

		2,486,150

Jordan - 0.1%

Jordan Government 5.750% due 01/31/27 ~	1,190,000	1,095,792

Kazakhstan - 0.7%

KazAgro National Management Holding JSC 4.625% due 05/24/23 ~	2,590,000	2,484,541

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Kazakhstan Government
4.875% due 10/14/44 ~	$1,200,000	$1,198,277
5.125% due 07/21/25 ~	860,000	911,424
6.500% due 07/21/45 ~	2,610,000	3,135,737

		7,729,979

Kenya - 0.3%

Kenya Government 6.875% due 06/24/24 ~	1,310,000	1,234,643
7.250% due 02/28/28 ~	441,000	395,366
8.250% due 02/28/48 ~	1,888,000	1,614,270

		3,244,279

Lebanon - 1.7%

Lebanon Government 5.450% due 11/28/19 ~	2,647,000	2,566,954
6.000% due 01/27/23 ~	864,000	732,698
6.100% due 10/04/22 ~	7,144,000	6,200,635
6.375% due 03/09/20	2,270,000	2,191,163
6.600% due 11/27/26 ~	1,439,000	1,136,845
6.850% due 03/23/27 ~	1,478,000	1,177,123
8.250% due 04/12/21 ~	4,821,000	4,598,945

		18,604,363

Malaysia - 1.3%

Malaysia Government 3.659% due 10/15/20	MYR 42,989,000	10,426,515
3.757% due 04/20/23	263,000	63,557
3.759% due 03/15/19	7,000	1,695
3.844% due 04/15/33	553,000	125,121
3.882% due 03/10/22	1,170,000	284,727
3.955% due 09/15/25	80,000	19,273
4.181% due 07/15/24	1,774,000	434,465
4.232% due 06/30/31	2,466,000	586,312
4.254% due 05/31/35	13,000	3,025
4.392% due 04/15/26	198,000	48,854
4.498% due 04/15/30	4,902,000	1,198,179
4.642% due 11/07/33	1,623,000	400,206

		13,591,929

Mexico - 1.3%

Mexican Bonos 6.500% due 06/09/22	MXN 125,880,000	6,017,873
10.000% due 12/05/24	50,570,000	2,735,709
Mexico Government
4.350% due 01/15/47	$1,155,000	994,166
4.750% due 03/08/44	1,164,000	1,060,986
5.550% due 01/21/45	1,308,000	1,326,639
5.750% due 10/12/10	1,486,000	1,402,413
6.050% due 01/11/40	870,000	923,070

		14,460,856

Mongolia - 0.1%

Development Bank of Mongolia LLC 7.250% due 10/23/23 ~	773,000	759,890
Mongolia Government 5.625% due 05/01/23 ~	833,000	791,393

		1,551,283

Morocco - 0.6%

Morocco Government 4.250% due 12/11/22 ~	4,491,000	4,513,185
5.500% due 12/11/42 ~	2,157,000	2,213,093

		6,726,278

Nigeria - 0.6%

Nigeria Government 6.500% due 11/28/27 ~	2,307,000	2,046,817
7.625% due 11/21/25 ~	1,000,000	968,230
7.625% due 11/28/47 ~	1,590,000	1,343,378

	Principal Amount	Value
7.696% due 02/23/38 ~	$1,341,000	$1,174,612
9.248% due 01/21/49 ~	950,000	925,083

		6,458,120

Oman - 0.6%

Oman Government 4.750% due 06/15/26 ~	407,000	353,354
6.500% due 03/08/47 ~	3,142,000	2,540,970
6.750% due 01/17/48 ~	3,931,000	3,254,412

		6,148,736

Pakistan - 1.3%

Pakistan Government 6.875% due 12/05/27 ~	4,276,000	3,893,683
7.250% due 04/15/19 ~	3,346,000	3,346,000
8.250% due 04/15/24 ~	4,304,000	4,352,463
8.250% due 09/30/25 ~	2,308,000	2,324,516

		13,916,662

Panama - 0.9%

Panama Government 4.000% due 09/22/24	1,120,000	1,132,331
4.300% due 04/29/53	1,970,000	1,836,552
4.500% due 05/15/47	1,030,000	1,004,250
6.700% due 01/26/36	1,964,000	2,405,900
7.125% due 01/29/26	485,000	574,997
8.875% due 09/30/27	1,030,000	1,369,900
9.375% due 04/01/29	993,000	1,390,200

		9,714,130

Paraguay - 0.2%

Paraguay Government 4.625% due 01/25/23 ~	1,220,000	1,227,168
4.700% due 03/27/27 ~	840,000	833,700

		2,060,868

Peru - 2.0%

Fondo MIVIVIENDA SA 7.000% due 02/14/24 ~	PEN 2,074,000	661,882
Peru Government 5.940% due 02/12/29 ~	5,712,000	1,720,147
6.150% due 08/12/32 ~	1,721,000	520,702
Peruvian Government
5.625% due 11/18/50	$4,894,000	5,757,791
6.900% due 08/12/37 ~	PEN 10,322,000	3,288,163
7.350% due 07/21/25	$3,677,000	4,476,748
8.750% due 11/21/33	3,662,000	5,401,450

		21,826,883

Philippines - 1.1%

Philippine Government 3.900% due 11/26/22	PHP 29,000,000	519,128
4.950% due 01/15/21	14,000,000	263,149
6.250% due 01/14/36	8,000,000	150,297
6.375% due 10/23/34	$1,889,000	2,373,149
7.750% due 01/14/31	2,270,000	3,064,126
9.500% due 02/02/30	2,785,000	4,106,212
10.625% due 03/16/25	1,160,000	1,605,173

		12,081,234

Qatar - 0.3%

Qatar Government 5.103% due 04/23/48 ~	3,288,000	3,461,031

Romania - 0.6%

Romanian Government 4.375% due 08/22/23 ~	5,672,000	5,700,360
6.125% due 01/22/44 ~	440,000	489,361

		6,189,721

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Russia - 2.2%

Russian Federal 4.250% due 06/23/27 ~	$1,200,000	$1,143,749
4.375% due 03/21/29 ~	2,600,000	2,468,094
5.250% due 06/23/47 ~	3,000,000	2,806,659
7.050% due 01/19/28	RUB 212,910,000	2,780,588
7.400% due 12/07/22	21,907,000	307,940
7.500% due 08/18/21	443,348,000	6,301,682
7.700% due 03/23/33	26,531,000	354,938
7.750% due 09/16/26	287,003,000	3,960,579
8.500% due 09/17/31	242,496,000	3,470,782

		23,595,011

Saudi Arabia - 0.1%

Saudi Government 5.000% due 04/17/49 ~	$990,000	956,332

Senegal - 0.3%

Senegal Government 6.250% due 05/23/33 ~	1,910,000	1,650,324
6.750% due 03/13/48 ~	1,879,000	1,564,033

		3,214,357

Serbia - 0.3%

Serbia Government
4.875% due 02/25/20 ~	1,790,000	1,807,773
7.250% due 09/28/21 ~	850,000	916,291

		2,724,064

South Africa - 4.8%

Republic of South Africa Government
4.300% due 10/12/28	5,450,000	4,866,850
4.875% due 04/14/26	2,490,000	2,372,950
5.000% due 10/12/46	3,830,000	3,236,331
5.650% due 09/27/47	3,210,000	2,864,636
5.875% due 06/22/30	2,249,000	2,199,882
6.500% due 02/28/41	ZAR 74,946,000	3,637,247
7.000% due 02/28/31	125,459,010	7,172,854
8.000% due 01/31/30	47,225,537	2,971,948
8.250% due 03/31/32	49,217,000	3,070,429
8.500% due 01/31/37	3,917,000	242,314
8.750% due 01/31/44	61,253,538	3,791,440
8.750% due 02/28/48	69,739,689	4,315,984
8.875% due 02/28/35	90,560,000	5,849,367
9.000% due 01/31/40	32,570,000	2,082,771
10.500% due 12/21/26	31,438,882	2,379,249

		51,054,252

Sri Lanka - 0.3%

Sri Lanka Government 6.200% due 05/11/27 ~	$1,826,000	1,616,279
6.750% due 04/18/28 ~	400,000	365,282
6.825% due 07/18/26 ~	996,000	923,942

		2,905,503

Suriname - 0.2%

Republic of Suriname 9.250% due 10/26/26 ~	1,691,000	1,636,043

Thailand - 2.6%

Thailand Government 1.875% due 06/17/22	THB 293,548,000	8,978,674
2.000% due 12/17/22	294,814,000	9,029,485
2.125% due 12/17/26	36,222,000	1,088,923
2.400% due 12/17/23	74,900,000	2,327,439
2.875% due 12/17/28	34,032,000	1,080,583
2.875% due 06/17/46	4,297,000	123,230

	Principal Amount	Value
3.400% due 06/17/36	THB 61,152,000	$1,977,170
3.775% due 06/25/32	91,184,000	3,089,987
4.875% due 06/22/29	16,755,000	619,771

		28,315,262

Turkey - 1.7%

Turkey Government 3.000% due 02/23/22 ^	TRY 5,260,198	961,098
3.250% due 03/23/23	$1,050,000	944,630
4.875% due 04/16/43	2,685,000	2,002,578
5.625% due 03/30/21	552,000	553,705
5.750% due 03/22/24	1,360,000	1,318,377
5.750% due 05/11/47	1,930,000	1,576,559
6.000% due 03/25/27	860,000	811,756
6.000% due 01/14/41	542,000	458,905
6.125% due 10/24/28	1,893,000	1,771,066
6.250% due 09/26/22	1,020,000	1,029,137
6.750% due 05/30/40	975,000	895,616
6.875% due 03/17/36	566,000	532,575
7.000% due 06/05/20	851,000	870,235
7.375% due 02/05/25	1,915,000	1,980,935
8.000% due 03/12/25	TRY 1,270,000	164,854
10.700% due 08/17/22	13,120,000	2,022,104

		17,894,130

Ukraine - 1.8%

Ukraine Government 7.375% due 09/25/32 ~	$7,220,000	5,754,477
7.750% due 09/01/22 ~	643,000	592,435
7.750% due 09/01/23 ~	2,209,000	1,992,363
7.750% due 09/01/24 ~	917,000	809,686
7.750% due 09/01/25 ~	4,293,000	3,732,978
7.750% due 09/01/26 ~	1,459,000	1,246,752
7.750% due 09/01/27 ~	1,686,000	1,431,109
8.994% due 02/01/24 ~	1,229,000	1,149,741
9.750% due 11/01/28 ~	2,350,000	2,208,565

		18,918,106

Uruguay - 1.1%

Uruguay Government 4.125% due 11/20/45	1,443,086	1,295,169
4.975% due 04/20/55	3,679,894	3,508,816
5.100% due 06/18/50	1,195,000	1,177,374
7.625% due 03/21/36	1,623,000	2,124,215
7.875% due 01/15/33	2,157,000	2,844,145
8.500% due 03/15/28 ~	UYU 16,230,000	428,093
9.875% due 06/20/22 ~	9,738,000	297,600

		11,675,412

Venezuela - 1.2%

Venezuela Government 7.650% due 04/21/25 * Y ~	$1,166,000	271,095
7.750% due 10/13/19 * Y ~	2,303,000	534,757
8.250% due 10/13/24 * Y ~	6,378,000	1,498,830
9.000% due 05/07/23 * Y ~	2,323,000	527,031
9.250% due 09/15/27 * Y	3,397,000	806,787
9.250% due 05/07/28 * Y ~	3,850,000	895,125
11.750% due 10/21/26 * Y ~	11,749,400	2,922,663
11.950% due 08/05/31 * Y ~	19,757,100	4,717,008
12.750% due 08/23/22 * Y ~	2,724,000	653,760

		12,827,056

Vietnam - 0.5%

Vietnam Government 4.800% due 11/19/24 ~	2,396,000	2,422,195
6.750% due 01/29/20 ~	2,795,000	2,886,145

		5,308,340

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Zambia - 0.3%

Zambia Government 5.375% due 09/20/22 ~	$200,000	$144,308
8.500% due 04/14/24 ~	970,000	729,760
8.970% due 07/30/27 ~	3,458,000	2,603,009

		3,477,077

Total Foreign Government Bonds & Notes (Cost $846,049,068)		784,915,548

SHORT-TERM INVESTMENTS - 2.8%

Foreign Government Issues - 0.1%

Argentina Treasury Bill (0.820%) due 01/31/19	ARS 41,492,511	1,274,623

Repurchase Agreement - 2.7%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $28,721,331; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $29,297,885)	$28,720,533	28,720,533

Total Short-Term Investments (Cost $29,910,887)		29,995,156

TOTAL INVESTMENTS - 96.9% (Cost $1,110,061,572)		1,041,047,433

DERIVATIVES - 0.3%
(See Notes (d) through (e) in Notes to Schedule of Investments)		3,565,158

OTHER ASSETS & LIABILITIES, NET - 2.8%		30,067,377

NET ASSETS - 100.0%		$1,074,679,968

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	73.1%
Corporate Bonds & Notes	20.6%
Others (each less than 3.0%)	3.2%

96.9%
Derivatives	0.3%
Other Assets & Liabilities, Net	2.8%

100.0%

(b)	As of December 31, 2018, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Brazil	12.0%
Ecuador	7.3%
Indonesia	6.4%
South Africa	6.0%
Chile	4.5%
Mexico	3.8%
Venezuela	3.4%
Others (each less than 3.0%)	53.5%

96.9%
Derivatives	0.3%
Other Assets & Liabilities, Net	2.8%

100.0%

(c)	Investments with a total aggregate value of $36,955,369 or 3.4% of the Fund’s net assets were in default as of December 31, 2018.

(d)	Forward foreign currency contracts outstanding as of December 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
ARS	18,857,250	USD	435,000	02/19	GSC	$30,119	$-
ARS	30,656,750	USD	745,000	03/19	BSC	5,716	-
BRL	3,279,680	USD	846,413	01/19	BNP	-	(208)
BRL	779,095	USD	201,067	01/19	HSB	-	(49)
BRL	4,058,775	USD	1,050,000	01/19	MER	-	(2,777)
BRL	779,095	USD	201,397	02/19	HSB	-	(741)
CLP	6,973,856,875	USD	10,232,094	01/19	CSF	-	(175,351)
CLP	2,711,501,956	USD	4,050,000	01/19	DUB	-	(139,842)
CLP	601,875,000	USD	900,000	01/19	GSC	-	(32,058)
CNH	26,307,260	USD	3,779,745	01/19	MER	50,174	-
CNH	51,412,697	USD	7,393,255	01/19	SCB	91,615	-
CNY	198,323,678	USD	28,416,698	01/19	HSB	464,236	-
COP	33,993,050,272	USD	10,885,962	01/19	CSF	-	(433,335)
COP	38,338,912,773	USD	11,943,587	02/19	CSF	-	(170,064)
CZK	398,928,447	USD	18,344,684	01/19	BNP	-	(569,301)
CZK	91,466,850	USD	4,072,488	03/19	BNP	9,740	-
HUF	1,140,076,164	USD	4,105,030	01/19	BNP	-	(28,652)
HUF	2,342,554,852	USD	8,320,061	01/19	GSC	55,818	-
HUF	459,704,342	USD	1,650,970	02/19	HSB	-	(4,015)
HUF	2,342,554,853	USD	8,387,235	02/19	MER	5,296	-
IDR	38,500,000,000	USD	2,644,776	01/19	GSC	18,699	-
ILS	15,351,311	USD	4,138,266	01/19	HSB	-	(23,537)
INR	394,590,002	USD	5,482,077	01/19	GSC	178,341	-
KRW	16,262,845,250	USD	14,364,568	01/19	ANZ	248,236	-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
KRW	15,702,048,557	USD	13,869,842	01/19	JPM	$239,064	$-
MXN	449,917,491	USD	22,845,409	01/19	MER	-	(47,897)
MXN	397,744,951	USD	19,403,613	01/19	MER	750,294	-
MXN	137,478,758	USD	6,730,000	01/19	MSC	236,108	-
MYR	4,530,608	USD	1,084,085	01/19	DUB	13,278	-
PEN	3,635,894	USD	1,086,217	01/19	BNP	-	(7,963)
PEN	9,986,930	USD	2,950,785	01/19	DUB	10,921	-
PHP	152,751,330	USD	2,873,680	01/19	BNP	34,440	-
PHP	183,037,245	USD	3,492,320	01/19	GSC	-	(7,609)
PHP	205,182,928	USD	3,742,848	01/19	HSB	163,479	-
PLN	14,268,512	USD	3,855,000	01/19	HSB	-	(40,361)
PLN	8,485,568	USD	2,256,200	01/19	HSB	12,388	-
PLN	8,483,387	USD	2,256,190	01/19	SCB	11,815	-
PLN	38,073,141	USD	10,197,590	02/19	BNP	-	(11,711)
PLN	7,681,701	USD	2,063,309	02/19	JPM	-	(8,189)
PLN	127,245,949	USD	33,800,656	03/19	ING	271,140	-
RON	22,042,500	USD	5,548,643	01/19	HSB	-	(125,456)
RON	15,765,938	USD	3,844,882	02/19	BNP	31,707	-
RON	15,698,671	USD	3,830,252	03/19	BRC	28,132	-
RUB	586,737,036	USD	8,872,828	01/19	BRC	-	(477,077)
RUB	809,300	USD	11,751	01/19	HSB	-	(171)
RUB	36,143,566	USD	538,813	01/19	JPM	-	(21,627)
RUB	118,288,656	USD	1,765,378	01/19	SCB	-	(72,759)
RUB	1,355,608,319	USD	20,378,193	02/19	MSC	-	(1,053,179)
SGD	27,693,043	USD	20,032,221	01/19	ANZ	298,189	-
SGD	1,516,582	USD	1,105,000	01/19	HSB	8,374	-
THB	288,715,295	USD	8,762,889	01/19	CIT	107,334	-
TRY	25,586,359	USD	4,717,000	01/19	BRC	40,946	-
TRY	85,801,308	USD	15,432,445	01/19	HSB	522,855	-
TRY	19,335,792	USD	3,397,000	01/19	JPM	198,614	-
TRY	6,384,540	USD	1,177,000	01/19	MER	10,246	-
TWD	482,104,239	USD	15,659,853	01/19	ANZ	144,253	-
TWD	31,001,950	USD	1,010,000	01/19	MER	6,291	-
USD	835,000	BRL	3,279,680	01/19	BNP	-	(11,205)
USD	201,838	BRL	779,095	01/19	HSB	820	-
USD	1,047,480	BRL	4,058,775	01/19	MER	257	-
USD	17,596,717	BRL	61,813,747	04/19	SCB	1,752,552	-
USD	14,978,201	BRL	59,421,520	12/19	BNP	49,306	-
USD	946,478	CLP	637,689,386	01/19	GSC	26,889	-
USD	735,000	CLP	504,018,900	01/19	JPM	8,173	-
USD	12,639,498	CLP	7,596,970,152	03/19	BNP	1,683,910	-
USD	18,113,993	CLP	10,916,397,820	03/19	MSC	2,371,459	-
USD	310,000	CNH	2,136,057	01/19	HSB	-	(976)
USD	1,000,000	CNY	6,893,200	01/19	BRC	-	(3,824)
USD	765,000	CNY	5,345,361	01/19	SCB	-	(13,420)
USD	530,000	COP	1,696,277,561	01/19	BNP	8,406	-
USD	405,000	COP	1,312,325,550	01/19	GSC	1,469	-
USD	895,000	CZK	20,153,576	01/19	CIT	-	(2,999)
USD	635,000	HUF	177,800,254	01/19	HSB	-	(730)
USD	4,248,064	IDR	62,366,249,587	01/19	BNP	-	(66,506)
USD	381,694	IDR	5,731,135,868	01/19	BRC	-	(14,793)
USD	1,195,000	IDR	17,956,070,000	01/19	CIT	-	(47,222)
USD	490,000	IDR	7,112,840,000	01/19	GSC	-	(2,075)
USD	2,449,429	IDR	36,888,400,000	01/19	HSB	-	(102,554)
USD	612,727	IDR	9,306,949,965	01/19	JPM	-	(31,138)
USD	1,068,763	IDR	16,542,441,066	01/19	MER	-	(75,663)
USD	883,569	IDR	13,686,486,557	01/19	SCB	-	(63,278)
USD	355,000	INR	25,877,725	01/19	BRC	-	(16,218)
USD	1,030,000	KRW	1,170,220,070	01/19	GSC	-	(21,489)
USD	730,000	KRW	818,541,700	01/19	JPM	-	(5,492)
USD	545,000	MXN	11,148,643	01/19	GSC	-	(19,907)
USD	3,331,767	MXN	68,400,207	01/19	HSB	-	(134,101)
USD	8,585,000	MXN	176,416,147	01/19	MER	-	(354,081)
USD	5,038,132	MYR	20,935,958	01/19	DUB	-	(32,787)
USD	1,966,009	MYR	8,247,408	02/19	DUB	-	(31,923)
USD	2,763,286	PEN	9,360,917	01/19	DUB	-	(12,769)
USD	520,162	PEN	1,763,296	01/19	GSC	-	(2,758)
USD	4,524,000	PHP	240,575,186	01/19	BNP	-	(56,134)
USD	1,109,000	PHP	59,043,160	01/19	HSB	-	(15,079)
USD	510,000	PLN	1,924,175	01/19	DUB	-	(4,422)
USD	1,075,000	PLN	4,020,920	01/19	DUB	20	-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	555,000	RON	2,257,685	01/19	CIT	$-	($465)
USD	935,000	RUB	63,772,094	01/19	GSC	22,471	-
USD	815,000	RUB	55,507,857	01/19	SCB	20,726	-
USD	6,285,300	RUB	425,661,012	02/19	GSC	217,246	-
USD	820,000	SGD	1,124,663	01/19	GSC	-	(5,654)
USD	3,491,622	THB	114,993,272	01/19	GSC	-	(41,325)
USD	1,933,378	THB	63,753,132	01/19	HSB	-	(25,315)
USD	1,240,000	THB	40,518,116	01/19	MSC	-	(4,841)
USD	3,465,000	TRY	18,626,454	01/19	BRC	1,292	-
USD	520,000	TRY	2,799,429	01/19	CIT	-	(572)
USD	760,000	TWD	23,286,400	01/19	GSC	-	(3,363)
USD	3,767,405	ZAR	55,538,701	01/19	DUB	-	(79,938)
USD	800,910	ZAR	11,006,105	01/19	JPM	38,482	-
USD	785,000	ZAR	11,380,682	01/19	MER	-	(3,376)
USD	2,798,471	ZAR	39,272,058	02/19	CSF	87,248	-
ZAR	7,867,241	USD	546,195	02/19	MSC	-	(1,273)

Total Forward Foreign Currency Contracts						$10,588,584	($4,763,594)

(e)	Swap agreements outstanding as of December 31, 2018 were as follows:

Interest Rate Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.935%	28-Day MXN TIIE	L/L	CME	12/16/20	MXN 588,000,000	($371,482)	$-	($371,482)
2.400%	6-Month PLN-WIBOR	A/S	LCH	03/26/23	PLN 4,610,000	35,312	-	35,312
2.390%	6-Month PLN-WIBOR	A/S	LCH	03/28/23	11,000,000	82,712	-	82,712
8.156%	28-Day MXN TIIE	L/L	CME	12/13/23	MXN 733,000,000	(661,544)	-	(661,544)

						($915,002)	$-	($915,002)

Interest Rate Swaps – Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.069%	6-Month CZK-PRIBOR	A/S	LCH	09/19/23	CZK 259,000,000	($151,475)	$-	($151,475)
6.600%	6-Month INR-MIBOR	S/S	LCH	12/13/23	INR 900,000,000	(181,404)	-	(181,404)
8.255%	28-Day MXN TIIE	L/L	CME	12/06/28	MXN 155,000,000	312,963	-	312,963
8.410%	28-Day MXN TIIE	L/L	CME	12/06/28	155,000,000	229,125	-	229,125

						$209,209	$-	$209,209

Total Interest Rate Swaps						($705,793)	$-	($705,793)

Total Return Swap Agreements

Receive Total Return	Payment Frequency	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Indonesia Treasury 12.800% due 06/15/21	S	SCB	06/15/21	IDR 2,295,000,000	$178,872	$290,388	($111,516)
Indonesia Treasury 8.375% due 03/15/24	S	SCB	03/15/24	4,364,000,000	731,811	759,909	(28,098)
Indonesia Treasury 11.000% due 09/15/25	S	SCB	09/15/25	8,000,000,000	662,729	966,375	(303,646)
Indonesia Treasury 7.000% due 05/15/27	S	SCB	05/15/27	34,179,000,000	2,246,327	2,788,717	(542,390)
Indonesia Treasury 9.000% due 03/15/29	S	SCB	03/15/29	3,534,000,000	266,459	311,876	(45,417)
Indonesia Treasury 10.500% due 08/15/30	S	SCB	08/15/30	2,589,000,000	217,543	308,969	(91,426)
Indonesia Treasury 6.625% due 05/15/33	S	SCB	05/15/33	13,600,000,000	834,254	1,147,409	(313,155)
Indonesia Treasury 8.375% due 03/15/34	S	SCB	03/15/34	6,627,000,000	477,883	546,733	(68,850)
Indonesia Treasury 8.250% due 05/15/36	S	SCB	05/15/36	10,824,000,000	755,641	805,182	(49,541)

					$6,371,519	$7,925,558	($1,554,039)

Total Swap Agreements					$5,665,726	$7,925,558	($2,259,832)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Balances reported in the Statement of Assets and Liabilities for Over The Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$7,925,558	$-
Liabilities	-	(1,554,039)
Centrally Cleared Swap Agreements (1)
Assets	-	660,112
Liabilities	-	(1,365,905)

	$7,925,558	($2,259,832)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$222,205,176	$-	$222,205,176	$-
	Senior Loan Notes	3,931,553	-	3,931,553	-
	Foreign Government Bonds & Notes	784,915,548	-	784,915,548	-
	Short-Term Investments	29,995,156	-	29,995,156	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	10,588,584	-	10,588,584	-
	Interest Rate Contracts
	Swaps	660,112	-	660,112	-

	Total Asset - Derivatives	11,248,696	-	11,248,696	-

	Total Assets	1,052,296,129	-	1,052,296,129	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(4,763,594)	-	(4,763,594)	-
	Interest Rate Contracts
	Swaps	(2,919,944)	-	(2,919,944)	-

	Total Liabilities - Derivatives	(7,683,538)	-	(7,683,538)	-

	Total Liabilities	(7,683,538)	-	(7,683,538)	-

	Total	$1,044,612,591	$-	$1,044,612,591	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 93.2%

Basic Materials - 2.3%

CF Industries Holdings Inc	117,679	$5,120,213
International Paper Co	250,518	10,110,907

		15,231,120

Communications - 8.5%

CBS Corp ‘B’	107,934	4,718,875
Charter Communications Inc ‘A’ *	21,879	6,234,859
Cisco Systems Inc	386,000	16,725,380
Comcast Corp ‘A’	187,953	6,399,800
eBay Inc *	392,448	11,016,015
Verizon Communications Inc	143,929	8,091,688
Vodafone Group PLC (United Kingdom)	2,170,964	4,220,980

		57,407,597

Consumer, Cyclical - 5.3%

Advance Auto Parts Inc	32,674	5,144,848
Carnival Corp	259,247	12,780,877
General Motors Co	386,712	12,935,517
The Gap Inc	180,103	4,639,453

		35,500,695

Consumer, Non-Cyclical - 20.2%

Allergan PLC	78,524	10,495,518
Anthem Inc	48,632	12,772,222
Archer-Daniels-Midland Co	128,427	5,261,654
Bristol-Myers Squibb Co	68,467	3,558,915
Bunge Ltd	48,551	2,594,565
Cardinal Health Inc	117,356	5,234,078
CVS Health Corp	100,957	6,614,703
Danone SA (France)	116,473	8,209,320
Gilead Sciences Inc	125,425	7,845,334
Kimberly-Clark Corp	92,646	10,556,085
McKesson Corp	44,747	4,943,201
Medtronic PLC	82,150	7,472,364
Merck & Co Inc	126,149	9,639,045
Mylan NV *	225,461	6,177,631
Novartis AG (Switzerland)	98,724	8,455,137
Pfizer Inc	261,947	11,433,987
Reckitt Benckiser Group PLC (United Kingdom)	63,994	4,900,424
Sanofi ADR (France)	232,153	10,077,762

		136,241,945

Energy - 16.5%

Anadarko Petroleum Corp	92,052	4,035,560
BP PLC ADR (United Kingdom)	352,433	13,364,259
Canadian Natural Resources Ltd (TSE) (Canada)	244,353	5,895,831
Chevron Corp	124,448	13,538,698
Devon Energy Corp	358,079	8,071,101
Encana Corp (NYSE) (Canada)	379,714	2,194,747
Exxon Mobil Corp	24,393	1,663,359
Halliburton Co	154,306	4,101,453
Hess Corp	188,354	7,628,337
Marathon Oil Corp	788,725	11,310,316
Noble Energy Inc	246,878	4,631,431
Occidental Petroleum Corp	97,622	5,992,038
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	268,206	15,628,364
Suncor Energy Inc (NYSE) (Canada)	491,908	13,758,667

		111,814,161

Financial - 28.3%

Ally Financial Inc	248,631	5,633,978
American International Group Inc	367,380	14,478,446
Bank of America Corp	1,179,976	29,074,609

	Shares	Value
Citigroup Inc	571,306	$29,742,190
Citizens Financial Group Inc	240,750	7,157,498
Fifth Third Bancorp	409,428	9,633,841
JPMorgan Chase & Co	245,919	24,006,613
KeyCorp	153,399	2,267,237
MetLife Inc	237,362	9,746,084
Morgan Stanley	285,156	11,306,435
State Street Corp	133,291	8,406,663
The Allstate Corp	80,226	6,629,074
The Bank of New York Mellon Corp	181,688	8,552,054
The Goldman Sachs Group Inc	35,428	5,918,247
The PNC Financial Services Group Inc	76,913	8,991,899
Wells Fargo & Co	212,582	9,795,779

		191,340,647

Industrial - 5.9%

Arconic Inc	186,782	3,149,145
Caterpillar Inc	21,674	2,754,115
Eaton Corp PLC	119,215	8,185,302
Emerson Electric Co	63,943	3,820,594
General Electric Co	260,578	1,972,575
Ingersoll-Rand PLC	47,121	4,298,849
Johnson Controls International PLC	367,401	10,893,440
Textron Inc	104,526	4,807,151

		39,881,171

Technology - 6.2%

Cognizant Technology Solutions Corp ‘A’	91,077	5,781,568
Intel Corp	286,663	13,453,094
Microsoft Corp	98,658	10,020,693
NetApp Inc	33,027	1,970,721
QUALCOMM Inc	190,493	10,840,957

		42,067,033

Total Common Stocks (Cost $594,791,489)		629,484,369

CLOSED-END MUTUAL FUND - 0.4%

Altaba Inc *	48,898	2,833,150

Total Closed-End Mutual Fund (Cost $1,456,988)		2,833,150

	Principal Amount

SHORT-TERM INVESTMENT - 6.1%

Repurchase Agreement - 6.1%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $40,998,036; collateralized by U.S. Treasury Bonds: 4.375% due 11/15/39 and value $41,818,631)	$40,996,897	40,996,897

Total Short-Term Investment (Cost $40,996,897)		40,996,897

TOTAL INVESTMENTS - 99.7% (Cost $637,245,374)		673,314,416

DERIVATIVES - (0.0%) (See Note (b) in Notes to Schedule of Investments)		(119,354)

OTHER ASSETS & LIABILITIES, NET - 0.3%		2,334,592

NET ASSETS - 100.0%		$675,529,654

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

COMSTOCK PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows

Financial	28.3%
Consumer, Non-Cyclical	20.2%
Energy	16.5%
Communications	8.5%
Technology	6.2%
Short-Term Investment	6.1%
Industrial	5.9%
Consumer, Cyclical	5.3%
Others (each less than 3.0%)	2.7%

	99.7%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.3%

	100.0%

(b)	Forward foreign currency contracts outstanding as of December 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	5,202,376	CAD	6,963,822	01/19	CIB	$99,286	$-
USD	5,201,421	CAD	6,963,876	01/19	RBC	98,293	-
USD	4,337,403	CHF	4,295,482	01/19	RBC	-	(38,547)
USD	8,611,334	EUR	7,575,532	01/19	GSC	-	(79,138)
USD	8,609,171	EUR	7,575,482	01/19	RBC	-	(81,244)
USD	5,783,049	GBP	4,579,345	01/19	GSC	-	(58,112)
USD	5,781,216	GBP	4,579,305	01/19	RBC	-	(59,892)

Total Forward Foreign Currency Contracts						$197,579	($316,933)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$15,231,120	$15,231,120	$-	$-
	Communications	57,407,597	53,186,617	4,220,980	-
	Consumer, Cyclical	35,500,695	35,500,695	-	-
	Consumer, Non-Cyclical	136,241,945	114,677,064	21,564,881	-
	Energy	111,814,161	111,814,161	-	-
	Financial	191,340,647	191,340,647	-	-
	Industrial	39,881,171	39,881,171	-	-
	Technology	42,067,033	42,067,033	-	-

	Total Common Stocks	629,484,369	603,698,508	25,785,861	-

	Closed-End Mutual Fund	2,833,150	2,833,150	-	-
	Short-Term Investment	40,996,897	-	40,996,897	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	197,579	-	197,579	-

	Total Assets	673,511,995	606,531,658	66,980,337	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(316,933)	-	(316,933)	-

	Total Liabilities	(316,933)	-	(316,933)	-

	Total	$673,195,062	$606,531,658	$66,663,404	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DEVELOPING GROWTH PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
WARRANTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Neuralstem Inc Exercise @ $3.64 Exp 01/08/19 *	11,435	$ -

Total Warrants (Cost $0)		-

COMMON STOCKS - 96.6%

Communications - 14.9%

Acacia Communications Inc *	11,531	438,178
Anaplan Inc *	40,543	1,076,011
Cargurus Inc *	50,345	1,698,137
Etsy Inc *	92,831	4,415,971
Eventbrite Inc ‘A’ *	62,377	1,734,704
Mimecast Ltd *	58,627	1,971,626
Okta Inc *	41,483	2,646,615
RingCentral Inc ‘A’ *	32,781	2,702,466
Stamps.com Inc *	3,605	561,082
The Trade Desk Inc ‘A’ *	21,948	2,547,285
Twilio Inc ‘A’ *	22,539	2,012,733
World Wrestling Entertainment Inc ‘A’	35,955	2,686,558
Zendesk Inc *	3,956	230,912
Zscaler Inc *	42,455	1,664,660

		26,386,938

Consumer, Cyclical - 11.2%

At Home Group Inc *	72,069	1,344,808
BJ’s Wholesale Club Holdings Inc *	90,169	1,998,145
Canada Goose Holdings Inc * (Canada)	31,104	1,359,867
Dave & Buster’s Entertainment Inc	30,684	1,367,279
Fox Factory Holding Corp *	22,614	1,331,286
iRobot Corp *	29,954	2,508,348
Live Nation Entertainment Inc *	11,454	564,109
Malibu Boats Inc ‘A’ *	46,899	1,632,085
National Vision Holdings Inc *	37,971	1,069,643
Planet Fitness Inc ‘A’ *	93,810	5,030,092
Roku Inc *	26,606	815,208
Sonos Inc *	73,013	716,988

		19,737,858

Consumer, Non-Cyclical - 39.0%

Agios Pharmaceuticals Inc *	14,686	677,171
Allogene Therapeutics Inc *	32,202	867,200
Amarin Corp PLC ADR * (Ireland)	76,679	1,043,601
Argenx SE ADR * (Netherlands)	14,639	1,406,369
Audentes Therapeutics Inc *	21,506	458,508
Blueprint Medicines Corp *	25,980	1,400,582
Bright Horizons Family Solutions Inc *	24,948	2,780,455
Calavo Growers Inc	30,360	2,215,066
CareDx Inc *	74,494	1,872,779
Chegg Inc *	147,410	4,189,392
Denali Therapeutics Inc *	65,026	1,343,437
Emergent BioSolutions Inc *	24,330	1,442,282
FibroGen Inc *	12,237	566,328
Glaukos Corp *	69,528	3,905,388
Grand Canyon Education Inc *	35,644	3,426,814
Guardant Health Inc *	36,097	1,356,886
GW Pharmaceuticals PLC ADR * (United Kingdom)	16,910	1,646,865
Haemonetics Corp *	16,524	1,653,226
HealthEquity Inc *	35,971	2,145,670
Immunomedics Inc *	43,868	625,996
Inogen Inc *	3,623	449,868
Insperity Inc	43,038	4,018,028
Inspire Medical Systems Inc *	39,583	1,672,382

	Shares	Value
Insulet Corp *	28,878	$2,290,603
iRhythm Technologies Inc *	38,902	2,702,911
Loxo Oncology Inc *	17,871	2,503,191
Masimo Corp *	23,853	2,561,097
Myovant Sciences Ltd *	76,621	1,257,351
Paylocity Holding Corp *	27,610	1,662,398
Penumbra Inc *	27,916	3,411,335
Repligen Corp *	47,655	2,513,325
Sage Therapeutics Inc *	8,402	804,827
Sarepta Therapeutics Inc *	7,783	849,359
Sprouts Farmers Market Inc *	64,544	1,517,429
Strategic Education Inc	11,182	1,268,262
Tandem Diabetes Care Inc *	85,006	3,227,678
Teladoc Health Inc *	18,019	893,202
Weight Watchers International Inc *	4,276	164,840

		68,792,101

Financial - 3.7%

Air Lease Corp	40,410	1,220,786
CenterState Bank Corp	76,384	1,607,119
Evercore Inc ‘A’	6,187	442,742
Webster Financial Corp	27,725	1,366,565
Western Alliance Bancorp *	23,277	919,209
Wintrust Financial Corp	15,226	1,012,377

		6,568,798

Industrial - 12.0%

Aerovironment Inc *	52,309	3,554,397
Axon Enterprise Inc *	41,506	1,815,887
Cactus Inc ‘A’ *	59,480	1,630,347
Chart Industries Inc *	25,754	1,674,783
Curtiss-Wright Corp	14,520	1,482,782
Generac Holdings Inc *	59,221	2,943,284
NV5 Global Inc *	22,876	1,385,142
Proto Labs Inc *	13,767	1,552,780
RBC Bearings Inc *	23,843	3,125,817
Trex Co Inc *	35,228	2,091,134

		21,256,353

Technology - 15.8%

Alteryx Inc ‘A’ *	34,802	2,069,675
Appian Corp *	28,665	765,642
Coupa Software Inc *	37,094	2,331,729
Elastic NV *	15,846	1,132,672
EPAM Systems Inc *	11,875	1,377,619
Everbridge Inc *	57,176	3,245,310
Five9 Inc *	80,902	3,537,035
HubSpot Inc *	16,645	2,092,776
Inphi Corp *	13,816	444,184
Monolithic Power Systems Inc	17,459	2,029,609
New Relic Inc *	31,147	2,521,972
Paycom Software Inc *	14,720	1,802,464
Semtech Corp *	41,283	1,893,651
SendGrid Inc *	62,581	2,701,622

		27,945,960

Total Common Stocks (Cost $164,771,446)		170,688,008

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DEVELOPING GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
SHORT-TERM INVESTMENT - 3.2%

Repurchase Agreement - 3.2%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $5,714,767; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $5,830,303)	$5,714,608	$5,714,608

Total Short-Term Investment (Cost $5,714,608)		5,714,608

TOTAL INVESTMENTS - 99.8% (Cost $170,486,054)		176,402,616

OTHER ASSETS & LIABILITIES, NET - 0.2%		276,801

NET ASSETS - 100.0%		$176,679,417

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	39.0%
Technology	15.8%
Communications	14.9%
Industrial	12.0%
Consumer, Cyclical	11.2%
Financial	3.7%
Short-Term Investment	3.2%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$170,688,008	$170,688,008	$-	$-
	Short-Term Investment	5,714,608	-	5,714,608	-

	Total	$176,402,616	$170,688,008	$5,714,608	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 94.6%

Basic Materials - 2.8%

Air Products & Chemicals Inc	61,800	$9,891,090
Linde PLC (United Kingdom)	22,300	3,479,692
PPG Industries Inc	19,400	1,983,262
RPM International Inc	109,114	6,413,721
The Sherwin-Williams Co	8,000	3,147,680

		24,915,445

Communications - 4.8%

AT&T Inc	284,836	8,129,219
Cisco Systems Inc	160,400	6,950,132
Comcast Corp ‘A’	277,591	9,451,974
Omnicom Group Inc	30,800	2,255,792
The Walt Disney Co	76,200	8,355,330
Twenty-First Century Fox Inc ‘A’	144,234	6,940,540

		42,082,987

Consumer, Cyclical - 8.5%

Alaska Air Group Inc	48,400	2,945,140
Carnival Corp	32,200	1,587,460
Costco Wholesale Corp	16,000	3,259,360
Dollar General Corp	102,061	11,030,753
Hilton Worldwide Holdings Inc	71,000	5,097,800
Marriott International Inc ‘A’	58,878	6,391,796
McDonald’s Corp	40,379	7,170,099
MGM Resorts International	180,464	4,378,057
NIKE Inc ‘B’	53,400	3,959,076
PACCAR Inc	36,500	2,085,610
Ross Stores Inc	94,473	7,860,153
The Home Depot Inc	50,600	8,694,092
Tractor Supply Co	36,400	3,037,216
Yum! Brands Inc	74,643	6,861,184

		74,357,796

Consumer, Non-Cyclical - 26.8%

Automatic Data Processing Inc	48,400	6,346,208
Becton Dickinson & Co	84,887	19,126,739
Cigna Corp	34,300	6,514,256
Colgate-Palmolive Co	24,896	1,481,810
CVS Health Corp	108,394	7,101,975
Danaher Corp	191,654	19,763,360
Diageo PLC (United Kingdom)	128,842	4,604,091
Ecolab Inc	9,900	1,458,765
Equifax Inc	54,603	5,085,177
Johnson & Johnson	79,077	10,204,887
Keurig Dr Pepper Inc	83,568	2,142,684
Kimberly-Clark Corp	36,600	4,170,204
McCormick & Co Inc	26,700	3,717,708
Medtronic PLC	113,279	10,303,858
Merck & Co Inc	83,600	6,387,876
Mondelez International Inc ‘A’	231,614	9,271,508
Nestle SA (Switzerland)	63,473	5,151,643
PepsiCo Inc	114,964	12,701,223
Pfizer Inc	458,650	20,020,073
Philip Morris International Inc	91,498	6,108,406
S&P Global Inc	24,900	4,231,506
Stryker Corp	70,581	11,063,572
The Coca-Cola Co	93,700	4,436,695
Thermo Fisher Scientific Inc	72,976	16,331,299
Tyson Foods Inc ‘A’	52,400	2,798,160
UnitedHealth Group Inc	103,226	25,715,661
Zoetis Inc	99,700	8,528,338

		234,767,682

Energy - 3.6%

EOG Resources Inc	21,100	1,840,131
Exxon Mobil Corp	171,337	11,683,470
Occidental Petroleum Corp	144,683	8,880,642

	Shares	Value
Schlumberger Ltd	52,800	$1,905,024
TransCanada Corp (NYSE) (Canada)	192,641	6,877,284

		31,186,551

Financial - 20.6%

American Express Co	37,900	3,612,628
American International Group Inc	101,800	4,011,938
American Tower Corp REIT	69,388	10,976,488
Aon PLC	59,537	8,654,298
Chubb Ltd	99,275	12,824,345
Crown Castle International Corp REIT	86,481	9,394,431
Equity Residential REIT	50,614	3,341,030
First Republic Bank	46,300	4,023,470
JPMorgan Chase & Co	259,349	25,317,650
Marsh & McLennan Cos Inc	149,700	11,938,575
Morgan Stanley	40,800	1,617,720
State Street Corp	98,400	6,206,088
TD Ameritrade Holding Corp	149,466	7,317,855
The Bank of New York Mellon Corp	171,300	8,063,091
The Charles Schwab Corp	27,538	1,143,653
The Progressive Corp	94,000	5,671,020
US Bancorp	266,039	12,157,982
Visa Inc ‘A’	182,812	24,120,215
Wells Fargo & Co	302,927	13,958,876
Willis Towers Watson PLC	42,917	6,517,376

		180,868,729

Industrial - 12.7%

Agilent Technologies Inc	131,281	8,856,216
Ball Corp	245,600	11,292,688
CH Robinson Worldwide Inc	29,500	2,480,655
Fortive Corp	102,200	6,914,852
General Electric Co	361,800	2,738,826
Honeywell International Inc	88,328	11,669,895
Hubbell Inc	36,700	3,645,778
Illinois Tool Works Inc	64,049	8,114,368
JB Hunt Transport Services Inc	23,700	2,205,048
Northrop Grumman Corp	24,300	5,951,070
Roper Technologies Inc	48,319	12,877,980
Stanley Black & Decker Inc	31,400	3,759,836
TE Connectivity Ltd	79,400	6,005,022
The Boeing Co	11,919	3,843,878
Union Pacific Corp	54,491	7,532,291
United Parcel Service Inc ‘B’	21,000	2,048,130
United Technologies Corp	16,800	1,788,864
Waste Connections Inc	122,864	9,122,652

		110,848,049

Technology - 10.1%

Accenture PLC ‘A’	94,049	13,261,849
Apple Inc	99,044	15,623,201
Fidelity National Information Services Inc	109,929	11,273,219
Microchip Technology Inc	67,300	4,840,216
Microsoft Corp	323,007	32,807,821
Texas Instruments Inc	110,800	10,470,600

		88,276,906

Utilities - 4.7%

American Water Works Co Inc	65,600	5,954,512
Atmos Energy Corp	105,514	9,783,258
DTE Energy Co	38,771	4,276,442
Duke Energy Corp	42,100	3,633,230
NextEra Energy Inc	62,071	10,789,181
Sempra Energy	64,800	7,010,712

		41,447,335

Total Common Stocks (Cost $689,289,894)		828,751,480

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value

SHORT-TERM INVESTMENT - 4.7%

Repurchase Agreement - 4.7%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $41,237,980; collateralized by U.S. Treasury Bonds: 4.375% due 11/15/39 - 05/15/40 and value $42,066,172)	$41,236,834	$41,236,834

Total Short-Term Investment (Cost $41,236,834)		41,236,834

TOTAL INVESTMENTS - 99.3% (Cost $730,526,728)		869,988,314

OTHER ASSETS & LIABILITIES, NET - 0.7%		6,099,178

NET ASSETS - 100.0%		$876,087,492

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	26.8%
Financial	20.6%
Industrial	12.7%
Technology	10.1%
Consumer, Cyclical	8.5%
Communications	4.8%
Utilities	4.7%
Short-Term Investment	4.7%
Energy	3.6%
Others (each less than 3.0%)	2.8%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$24,915,445	$24,915,445	$-	$-
	Communications	42,082,987	42,082,987	-	-
	Consumer, Cyclical	74,357,796	74,357,796	-	-
	Consumer, Non-Cyclical	234,767,682	225,011,948	9,755,734	-
	Energy	31,186,551	31,186,551	-	-
	Financial	180,868,729	180,868,729	-	-
	Industrial	110,848,049	110,848,049	-	-
	Technology	88,276,906	88,276,906	-	-
	Utilities	41,447,335	41,447,335	-	-

	Total Common Stocks	828,751,480	818,995,746	9,755,734	-

	Short-Term Investment	41,236,834	-	41,236,834	-

	Total	$869,988,314	$818,995,746	$50,992,568	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 98.7%

Basic Materials - 2.2%

DowDuPont Inc	265,463	$14,196,961
Other securities		39,920,775

		54,117,736

Communications - 14.4%

Alphabet Inc ‘A’ *	34,614	36,170,245
Alphabet Inc ‘C’ *	35,609	36,877,037
Amazon.com Inc *	47,557	71,429,187
AT&T Inc	842,729	24,051,486
Cisco Systems Inc	521,084	22,578,570
Comcast Corp ‘A’	525,587	17,896,237
Facebook Inc ‘A’ *	278,157	36,463,601
Netflix Inc *	50,507	13,518,704
The Walt Disney Co	172,426	18,906,511
Verizon Communications Inc	478,380	26,894,524
Other securities		49,979,919

		354,766,021

Consumer, Cyclical - 8.3%

McDonald’s Corp	89,189	15,837,291
NIKE Inc ‘B’	147,258	10,917,708
The Home Depot Inc	130,819	22,477,321
Walmart Inc	164,960	15,366,024
Other securities		140,422,163

		205,020,507

Consumer, Non-Cyclical - 23.0%

Abbott Laboratories	203,333	14,707,076
AbbVie Inc	174,055	16,046,130
Altria Group Inc	217,543	10,744,449
Amgen Inc	73,852	14,376,769
Eli Lilly & Co	109,256	12,643,104
Johnson & Johnson	310,416	40,059,185
Medtronic PLC	155,488	14,143,188
Merck & Co Inc	301,193	23,014,157
PayPal Holdings Inc *	136,450	11,474,080
PepsiCo Inc	163,405	18,052,984
Pfizer Inc	669,605	29,228,258
Philip Morris International Inc	179,986	12,015,865
The Coca-Cola Co	443,257	20,988,219
The Procter & Gamble Co	288,392	26,508,993
UnitedHealth Group Inc	111,473	27,770,154
Other securities		276,212,925

		567,985,536

Energy - 5.2%

Chevron Corp	221,211	24,065,545
Exxon Mobil Corp	490,125	33,421,624
Other securities		71,911,668

		129,398,837

Financial - 17.7%

Bank of America Corp	1,056,918	26,042,459
Berkshire Hathaway Inc ‘B’ *	225,157	45,972,556
Citigroup Inc	282,801	14,722,620
JPMorgan Chase & Co	384,758	37,560,076
Mastercard Inc ‘A’	105,194	19,844,848
Visa Inc ‘A’	203,635	26,867,602
Wells Fargo & Co	490,473	22,600,996
Other securities		242,662,822

		436,273,979

Industrial - 9.0%

3M Co	67,425	12,847,159
Honeywell International Inc	85,758	11,330,347
The Boeing Co	61,164	19,725,390

	Shares	Value
Union Pacific Corp	85,243	$11,783,140
Other securities		165,340,178

		221,026,214

Technology - 15.6%

Adobe Inc *	56,546	12,792,967
Apple Inc	521,931	82,329,396
Broadcom Inc	47,873	12,173,146
Intel Corp	528,381	24,796,920
International Business Machines Corp	105,226	11,961,039
Microsoft Corp	894,634	90,867,975
Oracle Corp	295,276	13,331,711
salesforce.com Inc *	88,658	12,143,486
Other securities		125,799,357

		386,195,997

Utilities - 3.3%

Other securities		81,255,760

Total Common Stocks (Cost $1,869,798,238)		2,436,040,587

	Principal Amount

SHORT-TERM INVESTMENT - 1.2%

Repurchase Agreement - 1.2%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $29,139,201; collateralized by U.S. Treasury Inflation Index Bonds: 2.500% due 01/15/29 and value $3,412,813; and U.S. Treasury Notes: 4.375% due 11/15/39 and value $26,310,914)	$29,138,392	29,138,392

Total Short-Term Investment (Cost $29,138,392)		29,138,392

TOTAL INVESTMENTS - 99.9% (Cost $1,898,936,630)		2,465,178,979

DERIVATIVES - (0.0%)
(See Note (d) in Notes to Schedule of Investments)		(564,547)

OTHER ASSETS & LIABILITIES, NET - 0.1%		3,795,284

NET ASSETS - 100.0%		$2,468,409,716

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.0%
Financial	17.7%
Technology	15.6%
Communications	14.4%
Industrial	9.0%
Consumer, Cyclical	8.3%
Energy	5.2%
Utilities	3.3%
Others (each less than 3.0%)	3.4%

	99.9%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2018

(b)	Other securities represent the Fund’s securities not identified as top-fifty holdings and issuers in terms of value, and not exceeding one percent of the Fund’s net assets as of December 31, 2018.

(c)

A Summary Schedule of Investments is presented for this Fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(d)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/19	258	$32,881,627	$32,317,080	($564,547)

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$2,436,040,587	$2,436,040,587	$-	$-
	Short-Term Investment	29,138,392	-	29,138,392	-

	Total Assets	2,465,178,979	2,436,040,587	29,138,392	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(564,547)	(564,547)	-	-

	Total Liabilities	(564,547)	(564,547)	-	-

	Total	$2,464,614,432	$2,435,476,040	$29,138,392	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 96.8%

Basic Materials - 2.7%

The Sherwin-Williams Co	12,204	$4,801,786

Communications - 13.7%

Alphabet Inc ‘C’ *	12,640	13,090,110
Amazon.com Inc *	6,367	9,563,043
The Trade Desk Inc ‘A’ *	17,911	2,078,751

		24,731,904

Consumer, Cyclical - 5.6%

Live Nation Entertainment Inc *	51,703	2,546,373
NIKE Inc ‘B’	43,784	3,246,146
The Home Depot Inc	24,348	4,183,473

		9,975,992

Consumer, Non-Cyclical - 20.1%

Allergan PLC	28,499	3,809,176
BeiGene Ltd ADR * (China)	4,881	684,609
Boston Scientific Corp *	158,170	5,589,728
CoStar Group Inc *	5,401	1,821,973
Edwards Lifesciences Corp *	19,519	2,989,725
Humana Inc	14,209	4,070,594
ICU Medical Inc *	13,663	3,137,435
Insmed Inc *	119,346	1,565,820
Intuitive Surgical Inc *	9,250	4,430,010
Neurocrine Biosciences Inc *	14,230	1,016,164
StoneCo Ltd ‘A’ * (Brazil)	42,309	780,178
The Cooper Cos Inc	17,863	4,546,134
WEX Inc *	12,859	1,801,032

		36,242,578

Financial - 20.8%

American Tower Corp REIT	37,847	5,987,017
Intercontinental Exchange Inc	85,611	6,449,077
Markel Corp *	4,490	4,660,844
Mastercard Inc ‘A’	54,765	10,331,417
Pagseguro Digital Ltd ‘A’ * (Brazil)	53,889	1,009,341
SVB Financial Group *	16,616	3,155,711
TD Ameritrade Holding Corp	119,963	5,873,388

		37,466,795

Industrial - 10.4%

Ball Corp	119,328	5,486,702
Harris Corp	34,979	4,709,922
Rexnord Corp *	116,000	2,662,200
The Boeing Co	18,358	5,920,455

		18,779,279

Technology - 23.5%

Adobe Inc *	11,785	2,666,238
Apple Inc	16,675	2,630,315

	Shares	Value
ASML Holding NV ‘NY’ (Netherlands)	25,751	$4,007,371
Atlassian Corp PLC ‘A’ *	18,688	1,662,858
Microsoft Corp	114,140	11,593,200
NVIDIA Corp	21,523	2,873,321
salesforce.com Inc *	54,022	7,399,393
Texas Instruments Inc	53,270	5,034,015
The Ultimate Software Group Inc *	18,204	4,457,613

		42,324,324

Total Common Stocks (Cost $144,264,967)		174,322,658

	Principal Amount

SHORT-TERM INVESTMENT - 3.4%

U.S. Government Agency Issue - 3.4%

Federal Home Loan Bank 2.100% due 01/02/19	$6,200,000	6,200,000

Total Short-Term Investment (Cost $6,199,638)		6,200,000

TOTAL INVESTMENTS - 100.2% (Cost $150,464,605)		180,522,658

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(383,294)

NET ASSETS - 100.0%		$180,139,364

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	23.5%
Financial	20.8%
Consumer, Non-Cyclical	20.1%
Communications	13.7%
Industrial	10.4%
Consumer, Cyclical	5.6%
Short-Term Investment	3.4%
Others (each less than 3.0%)	2.7%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$174,322,658	$174,322,658	$-	$-
	Short-Term Investment	6,200,000	-	6,200,000	-

	Total	$180,522,658	$174,322,658	$6,200,000	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 99.4%

Basic Materials - 1.6%

The Sherwin-Williams Co	53,582	$21,082,374

Communications - 20.0%

Alibaba Group Holding Ltd ADR * (China)	33,542	4,597,602
Alphabet Inc ‘A’ *	53,321	55,718,312
Alphabet Inc ‘C’ *	31,184	32,294,462
Amazon.com Inc *	53,761	80,747,409
Booking Holdings Inc *	7,174	12,356,641
Comcast Corp ‘A’	275,444	9,378,868
Facebook Inc ‘A’ *	298,703	39,156,976
Netflix Inc *	93,894	25,131,668
Spotify Technology SA *	20,529	2,330,042

		261,711,980

Consumer, Cyclical - 6.1%

Chipotle Mexican Grill Inc *	9,133	3,943,538
Costco Wholesale Corp	45,252	9,218,285
Dollar General Corp	12,637	1,365,807
Dollar Tree Inc *	79,866	7,213,497
Hilton Worldwide Holdings Inc	80,722	5,795,840
Lululemon Athletica Inc *	30,850	3,751,668
Marriott International Inc ‘A’	101,082	10,973,462
NIKE Inc ‘B’	238,442	17,678,090
Ross Stores Inc	164,384	13,676,749
Starbucks Corp	104,628	6,738,043

		80,354,979

Consumer, Non-Cyclical - 25.6%

Abbott Laboratories	229,517	16,600,965
Biogen Inc *	32,184	9,684,809
BioMarin Pharmaceutical Inc *	35,305	3,006,221
Boston Scientific Corp *	312,894	11,057,674
Bristol-Myers Squibb Co	159,629	8,297,515
Colgate-Palmolive Co	153,607	9,142,689
Constellation Brands Inc ‘A’	65,732	10,571,020
CoStar Group Inc *	3,514	1,185,413
Danaher Corp	257,665	26,570,415
Edwards Lifesciences Corp *	60,229	9,225,276
Elanco Animal Health Inc *	21,528	678,778
Eli Lilly & Co	66,128	7,652,332
FleetCor Technologies Inc *	53,020	9,846,874
Global Payments Inc	145,707	15,026,763
Illumina Inc *	17,242	5,171,393
Medtronic PLC	261,287	23,766,666
Monster Beverage Corp *	48,588	2,391,501
PayPal Holdings Inc *	205,393	17,271,497
Pernod Ricard SA (France)	21,906	3,595,222
Philip Morris International Inc	86,100	5,748,036
Regeneron Pharmaceuticals Inc *	11,079	4,138,006
Square Inc ‘A’ *	59,597	3,342,796
Stryker Corp	71,161	11,154,487
The Estee Lauder Cos Inc ‘A’	71,382	9,286,798
Thermo Fisher Scientific Inc	156,207	34,957,565
Total System Services Inc	31,518	2,562,098
TransUnion	120,698	6,855,646
Verisk Analytics Inc *	189,848	20,701,026
Vertex Pharmaceuticals Inc *	92,230	15,283,433
Worldpay Inc ‘A’ *	107,667	8,228,989
Zoetis Inc	251,044	21,474,304

		334,476,207

Energy - 0.8%

Concho Resources Inc *	33,361	3,429,177
Pioneer Natural Resources Co	49,357	6,491,433

		9,920,610

	Shares	Value
Financial - 13.8%

American Tower Corp REIT	141,557	$22,392,902
Aon PLC	138,102	20,074,507
Intercontinental Exchange Inc	252,983	19,057,209
Mastercard Inc ‘A’	258,932	48,847,522
The Charles Schwab Corp	163,006	6,769,639
Visa Inc ‘A’	473,763	62,508,290

		179,650,069

Industrial - 6.9%

AMETEK Inc	154,048	10,429,050
Amphenol Corp ‘A’	131,477	10,652,267
Canadian Pacific Railway Ltd (NYSE) (Canada)	66,427	11,798,764
FLIR Systems Inc	79,552	3,463,694
Fortive Corp	126,008	8,525,701
Roper Technologies Inc	62,137	16,560,753
Union Pacific Corp	109,226	15,098,310
Vulcan Materials Co	141,553	13,985,436

		90,513,975

Technology - 24.6%

Activision Blizzard Inc	376,870	17,550,836
Adobe Inc *	247,172	55,920,193
Analog Devices Inc	53,462	4,588,644
Apple Inc	118,216	18,647,392
Cognizant Technology Solutions Corp ‘A’	30,660	1,946,297
Electronic Arts Inc *	232,400	18,338,684
Fidelity National Information Services Inc	144,097	14,777,147
Fiserv Inc *	395,966	29,099,541
Intuit Inc	113,110	22,265,704
Microsoft Corp	859,999	87,350,098
MSCI Inc	62,811	9,260,226
NVIDIA Corp	20,642	2,755,707
PTC Inc *	37,697	3,125,081
salesforce.com Inc *	259,304	35,516,869

		321,142,419

Total Common Stocks (Cost $1,027,273,459)		1,298,852,613

	Principal Amount

SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $7,193,807; collateralized by U.S. Treasury Inflation Index Bonds: 2.500% due 01/15/29 and value $7,338,223)	$7,193,607	7,193,607

Total Short-Term Investment (Cost $7,193,607)		7,193,607

TOTAL INVESTMENTS - 100.0% (Cost $1,034,467,066)		1,306,046,220

OTHER ASSETS & LIABILITIES, NET - 0.0%		315,851

NET ASSETS - 100.0%		$1,306,362,071

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	25.6%
Technology	24.6%
Communications	20.0%
Financial	13.8%
Industrial	6.9%
Consumer, Cyclical	6.1%
Others (each less than 3.0%)	3.0%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$21,082,374	$21,082,374	$-	$-
	Communications	261,711,980	261,711,980	-	-
	Consumer, Cyclical	80,354,979	80,354,979	-	-
	Consumer, Non-Cyclical	334,476,207	330,880,985	3,595,222	-
	Energy	9,920,610	9,920,610	-	-
	Financial	179,650,069	179,650,069	-	-
	Industrial	90,513,975	90,513,975	-	-
	Technology	321,142,419	321,142,419	-	-

	Total Common Stocks	1,298,852,613	1,295,257,391	3,595,222	-

	Short-Term Investment	7,193,607	-	7,193,607	-

	Total	$1,306,046,220	$1,295,257,391	$10,788,829	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 98.0%

Basic Materials - 1.5%

The Sherwin-Williams Co	47,710	$18,771,977

Communications - 25.3%

Alphabet Inc ‘A’ *	47,791	49,939,683
Amazon.com Inc *	73,298	110,091,397
Booking Holdings Inc *	18,487	31,842,379
Facebook Inc ‘A’ *	163,665	21,454,845
IAC/InterActiveCorp *	58,519	10,711,318
MercadoLibre Inc * (Argentina)	67,873	19,876,608
Netflix Inc *	129,440	34,645,910
Tencent Holdings Ltd (China)	854,100	34,232,603

		312,794,743

Consumer, Cyclical - 2.9%

Domino’s Pizza Inc	50,705	12,574,333
NIKE Inc ‘B’	190,130	14,096,238
Tesla Inc *	28,143	9,365,991

		36,036,562

Consumer, Non-Cyclical - 26.8%

Align Technology Inc *	89,958	18,839,904
Becton Dickinson & Co	118,391	26,675,860
BioMarin Pharmaceutical Inc *	61,227	5,213,479
Boston Scientific Corp *	811,799	28,688,977
Centene Corp *	151,225	17,436,242
Constellation Brands Inc ‘A’	135,683	21,820,540
CoStar Group Inc *	81,664	27,548,534
Illumina Inc *	70,145	21,038,590
Intuitive Surgical Inc *	42,759	20,478,140
Novartis AG ADR (Switzerland)	237,195	20,353,703
PayPal Holdings Inc *	268,573	22,584,304
S&P Global Inc	138,904	23,605,346
UnitedHealth Group Inc	194,280	48,399,034
Vertex Pharmaceuticals Inc *	96,350	15,966,158
Zoetis Inc	139,745	11,953,787

		330,602,598

Financial - 13.7%

Berkshire Hathaway Inc ‘B’ *	74,466	15,204,468
CME Group Inc ‘A’	97,605	18,361,452
First Republic Bank	80,512	6,996,493
Mastercard Inc ‘A’	219,992	41,501,491
SBA Communications Corp REIT *	133,429	21,600,821
Visa Inc ‘A’	493,908	65,166,221

		168,830,946

Industrial - 3.6%

Roper Technologies Inc	46,607	12,421,698
Union Pacific Corp	145,008	20,044,456
Xylem Inc	172,620	11,517,206

		43,983,360

Technology - 24.2%

Activision Blizzard Inc	207,770	9,675,849
Adobe Inc *	136,202	30,814,340
Apple Inc	69,515	10,965,296
ASML Holding NV ‘NY’ (Netherlands)	145,810	22,690,952
Autodesk Inc *	148,923	19,152,987
Electronic Arts Inc *	284,629	22,460,074
Intuit Inc	144,798	28,503,486
Microsoft Corp	830,218	84,325,242
NVIDIA Corp	108,337	14,462,990
salesforce.com Inc *	272,346	37,303,232
ServiceNow Inc *	105,273	18,743,858

		299,098,306

Total Common Stocks (Cost $1,120,055,891)		1,210,118,492

	Principal Amount	Value
SHORT-TERM INVESTMENT - 2.6%

Repurchase Agreement - 2.6%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $32,271,921; collateralized by U.S. Treasury Bonds: 4.375% due 11/15/39 and value $32,919,351)	$32,271,025	$32,271,025

Total Short-Term Investment (Cost $32,271,025)		32,271,025

TOTAL INVESTMENTS - 100.6% (Cost $1,152,326,916)		1,242,389,517

OTHER ASSETS & LIABILITIES, NET - (0.6%)		(7,571,418)

NET ASSETS - 100.0%		$1,234,818,099

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	26.8%
Communications	25.3%
Technology	24.2%
Financial	13.7%
Industrial	3.6%
Others (each less than 3.0%)	7.0%

	100.6%
Other Assets & Liabilities, Net	(0.6%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$18,771,977	$18,771,977	$-	$-
	Communications	312,794,743	278,562,140	34,232,603	-
	Consumer, Cyclical	36,036,562	36,036,562	-	-
	Consumer, Non-Cyclical	330,602,598	330,602,598	-	-
	Financial	168,830,946	168,830,946	-	-
	Industrial	43,983,360	43,983,360	-	-
	Technology	299,098,306	299,098,306	-	-

	Total Common Stocks	1,210,118,492	1,175,885,889	34,232,603	-

	Short-Term Investment	32,271,025	-	32,271,025	-

	Total	$1,242,389,517	$1,175,885,889	$66,503,628	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 97.3%

Basic Materials - 2.6%

Air Products & Chemicals Inc	106,191	$16,995,870
PPG Industries Inc	174,418	17,830,752

		34,826,622

Communications - 13.9%

AT&T Inc	705,024	20,121,385
Charter Communications Inc ‘A’ *	114,079	32,509,092
Comcast Corp ‘A’	980,920	33,400,326
DISH Network Corp ‘A’ *	745,627	18,618,306
Motorola Solutions Inc	342,493	39,400,395
Twenty-First Century Fox Inc ‘B’	803,118	38,372,978

		182,422,482

Consumer, Cyclical - 2.0%

The Home Depot Inc	150,494	25,857,879

Consumer, Non-Cyclical - 20.3%

AmerisourceBergen Corp	206,150	15,337,560
Amgen Inc	130,726	25,448,430
Anheuser-Busch InBev SA/NV ADR (Belgium)	239,113	15,736,026
Anthem Inc	173,158	45,476,486
CVS Health Corp	329,736	21,604,303
Johnson & Johnson	217,853	28,113,930
Merck & Co Inc	448,918	34,301,824
Novartis AG ADR (Switzerland)	185,810	15,944,356
Pfizer Inc	456,880	19,942,812
Philip Morris International Inc	293,376	19,585,782
UnitedHealth Group Inc	103,817	25,862,891

		267,354,400

Energy - 9.5%

Chevron Corp	255,166	27,759,509
Exxon Mobil Corp	334,100	22,782,279
Halliburton Co	744,836	19,797,741
Royal Dutch Shell PLC ‘A’ ADR (Netherlands)	317,421	18,496,122
Schlumberger Ltd	292,012	10,535,793
Suncor Energy Inc (NYSE) (Canada)	917,967	25,675,537

		125,046,981

Financial - 27.6%

American Express Co	319,163	30,422,617
American Tower Corp REIT	208,202	32,935,474
Bank of America Corp	1,357,501	33,448,825
Capital One Financial Corp	194,635	14,712,460
JPMorgan Chase & Co	620,291	60,552,807
Marsh & McLennan Cos Inc	305,374	24,353,577
MetLife Inc	307,249	12,615,644
State Street Corp	200,235	12,628,821
The Bank of New York Mellon Corp	373,895	17,599,238
The Charles Schwab Corp	406,810	16,894,819
The Progressive Corp	305,534	18,432,866
The Travelers Cos Inc	162,237	19,427,881
US Bancorp	770,870	35,228,759
Wells Fargo & Co	734,889	33,863,685

		363,117,473

Industrial - 14.5%

Deere & Co	136,850	20,413,915
Honeywell International Inc	294,462	38,904,319
Illinois Tool Works Inc	237,963	30,147,532
Martin Marietta Materials Inc	126,410	21,726,087
TE Connectivity Ltd	398,250	30,119,648
United Parcel Service Inc ‘B’	240,133	23,420,171
United Technologies Corp	243,568	25,935,121

		190,666,793

	Shares	Value
Technology - 5.3%

Microsoft Corp	379,210	$38,516,360
Oracle Corp	551,529	24,901,534
Xerox Corp	291,981	5,769,545

		69,187,439

Utilities - 1.6%

Sempra Energy	199,678	21,603,163

Total Common Stocks (Cost $1,034,687,257)		1,280,083,232

	Principal Amount

SHORT-TERM INVESTMENT - 2.5%

Repurchase Agreement - 2.5%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $32,866,568; collateralized by U.S. Treasury Inflation Index Bonds: 0.625% due 01/15/26 and value $31,506,582; and U.S. Treasury Notes: 1.625% due 02/15/26 and value $2,017,990)	$32,865,655	32,865,655

Total Short-Term Investment (Cost $32,865,655)		32,865,655

TOTAL INVESTMENTS - 99.8% (Cost $1,067,552,912)		1,312,948,887

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,210,248

NET ASSETS - 100.0%		$1,315,159,135

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	27.6%
Consumer, Non-Cyclical	20.3%
Industrial	14.5%
Communications	13.9%
Energy	9.5%
Technology	5.3%
Others (each less than 3.0%)	8.7%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,280,083,232	$1,280,083,232	$-	$-
	Short-Term Investment	32,865,655	-	32,865,655	-

	Total	$1,312,948,887	$1,280,083,232	$32,865,655	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MAIN STREET® CORE PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 98.4%

Basic Materials - 0.4%

PPG Industries Inc	43,711	$4,468,576

Communications - 12.4%

Amazon.com Inc *	20,934	31,442,240
Booking Holdings Inc *	5,660	9,748,897
Facebook Inc ‘A’ *	238,712	31,292,756
Motorola Solutions Inc	238,058	27,386,193
Verizon Communications Inc	336,677	18,927,981

		118,798,067

Consumer, Cyclical - 8.6%

Best Buy Co Inc	312,176	16,532,841
Fastenal Co	247,497	12,941,618
Lowe’s Cos Inc	227,352	20,998,231
O’Reilly Automotive Inc *	37,006	12,742,276
Starbucks Corp	167,570	10,791,508
Ulta Beauty Inc *	35,990	8,811,791

		82,818,265

Consumer, Non-Cyclical - 23.0%

Align Technology Inc *	17,490	3,662,931
AstraZeneca PLC ADR (United Kingdom)	76,630	2,910,407
Boston Scientific Corp *	331,833	11,726,978
Celgene Corp *	57,670	3,696,070
Church & Dwight Co Inc	232,823	15,310,441
Constellation Brands Inc ‘A’	35,010	5,630,308
DaVita Inc *	82,558	4,248,435
Ecolab Inc	83,689	12,331,574
Gilead Sciences Inc	180,412	11,284,771
Laboratory Corp of America Holdings *	31,329	3,958,732
Merck & Co Inc	485,714	37,113,407
Nielsen Holdings PLC	228,643	5,334,241
PepsiCo Inc	164,280	18,149,654
Philip Morris International Inc	262,622	17,532,645
S&P Global Inc	82,120	13,955,473
The Kraft Heinz Co	242,603	10,441,633
UnitedHealth Group Inc	137,134	34,162,822
Zimmer Biomet Holdings Inc	86,710	8,993,561

		220,444,083

Energy - 5.2%

Magellan Midstream Partners LP	331,973	18,942,380
Schlumberger Ltd	284,160	10,252,493
Suncor Energy Inc (NYSE) (Canada)	735,390	20,568,858

		49,763,731

Financial - 19.6%

AXA Equitable Holdings Inc	1,017,053	16,913,591
Berkshire Hathaway Inc ‘B’ *	106,826	21,811,733
CME Group Inc ‘A’	45,410	8,542,529
Intercontinental Exchange Inc	166,632	12,552,389
JPMorgan Chase & Co	382,653	37,354,586
Marsh & McLennan Cos Inc	78,278	6,242,670
Prologis Inc REIT	416,471	24,455,177
SunTrust Banks Inc	202,111	10,194,479
The Bank of New York Mellon Corp	343,015	16,145,716
The Progressive Corp	187,096	11,287,502
Visa Inc ‘A’	79,952	10,548,867
Wells Fargo & Co	267,240	12,314,419

		188,363,658

Industrial - 9.0%

Agilent Technologies Inc	273,000	18,416,580
Illinois Tool Works Inc	108,963	13,804,522
Lockheed Martin Corp	87,500	22,911,000

	Shares	Value
Republic Services Inc	158,658	$11,437,655
Union Pacific Corp	144,359	19,954,745

		86,524,502

Technology - 17.7%

Amdocs Ltd	300,648	17,611,960
Apple Inc	141,904	22,383,937
Applied Materials Inc	364,324	11,927,968
Cerner Corp *	125,137	6,562,184
DXC Technology Co	239,454	12,731,769
First Data Corp ‘A’ *	649,970	10,990,993
Microsoft Corp	592,774	60,208,055
NetApp Inc	128,680	7,678,336
ServiceNow Inc *	39,549	7,041,699
Texas Instruments Inc	88,080	8,323,560
Western Digital Corp	119,424	4,415,105

		169,875,566

Utilities - 2.5%

Duke Energy Corp	169,000	14,584,700
National Grid PLC (United Kingdom)	929,107	9,089,750

		23,674,450

Total Common Stocks (Cost $954,363,072)		944,730,898

	Principal Amount

SHORT-TERM INVESTMENT - 2.4%

Repurchase Agreement - 2.4%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $23,218,523; collateralized by U.S. Treasury Bonds: 4.375% due 11/15/39 and value $23,682,280)	$23,217,878	23,217,878

Total Short-Term Investment (Cost $23,217,878)		23,217,878

TOTAL INVESTMENTS - 100.8% (Cost $977,580,950)		967,948,776

OTHER ASSETS & LIABILITIES, NET - (0.8%)		(8,091,711)

NET ASSETS - 100.0%		$959,857,065

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.0%
Financial	19.6%
Technology	17.7%
Communications	12.4%
Industrial	9.0%
Consumer, Cyclical	8.6%
Energy	5.2%
Others (each less than 3.0%)	5.3%

	100.8%
Other Assets & Liabilities, Net	(0.8%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MAIN STREET CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$4,468,576	$4,468,576	$-	$-
	Communications	118,798,067	118,798,067	-	-
	Consumer, Cyclical	82,818,265	82,818,265	-	-
	Consumer, Non-Cyclical	220,444,083	220,444,083	-	-
	Energy	49,763,731	49,763,731	-	-
	Financial	188,363,658	188,363,658	-	-
	Industrial	86,524,502	86,524,502	-	-
	Technology	169,875,566	169,875,566	-	-
	Utilities	23,674,450	14,584,700	9,089,750	-

	Total Common Stocks	944,730,898	935,641,148	9,089,750	-

	Short-Term Investment	23,217,878	-	23,217,878	-

	Total	$967,948,776	$935,641,148	$32,307,628	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 97.6%

Basic Materials - 1.3%

Albemarle Corp	56,678	$4,368,173
CF Industries Holdings Inc	31,764	1,382,052
Newmont Mining Corp	123,040	4,263,336

		10,013,561

Communications - 5.0%

Arista Networks Inc *	56,216	11,844,711
eBay Inc *	39,547	1,110,084
Expedia Group Inc	34,962	3,938,469
IAC/InterActiveCorp *	29,952	5,482,414
Match Group Inc	61,893	2,647,164
Palo Alto Networks Inc *	39,621	7,462,616
Sprint Corp *	1,333,277	7,759,672

		40,245,130

Consumer, Cyclical - 14.2%

Alaska Air Group Inc	84,392	5,135,253
American Eagle Outfitters Inc	234,399	4,530,933
Best Buy Co Inc	114,322	6,054,493
Burlington Stores Inc *	44,909	7,305,347
Casey’s General Stores Inc	30,675	3,930,695
Cracker Barrel Old Country Store Inc	18,011	2,879,238
Darden Restaurants Inc	49,274	4,920,502
DR Horton Inc	34,234	1,186,550
Foot Locker Inc	90,868	4,834,178
Hilton Grand Vacations Inc *	77,765	2,052,218
JetBlue Airways Corp *	409,644	6,578,883
Lear Corp	13,059	1,604,429
Live Nation Entertainment Inc *	18,104	891,622
O’Reilly Automotive Inc *	17,519	6,032,317
PulteGroup Inc	48,499	1,260,489
Ralph Lauren Corp	32,692	3,382,314
Ross Stores Inc	82,566	6,869,491
Six Flags Entertainment Corp	80,992	4,505,585
Southwest Airlines Co	63,381	2,945,949
Spirit Airlines Inc *	65,626	3,801,058
Tapestry Inc	24,779	836,291
Tenneco Inc ‘A’	52,453	1,436,688
Texas Roadhouse Inc	55,287	3,300,634
The Madison Square Garden Co ‘A’ *	30,467	8,156,016
Tractor Supply Co	65,173	5,438,035
Ulta Beauty Inc *	15,242	3,731,851
Vail Resorts Inc	16,879	3,558,431
WW Grainger Inc	23,680	6,686,285

		113,845,775

Consumer, Non-Cyclical - 13.3%

ABIOMED Inc *	22,772	7,401,811
Align Technology Inc *	34,758	7,279,368
BioMarin Pharmaceutical Inc *	46,172	3,931,546
Centene Corp *	76,615	8,833,710
Edwards Lifesciences Corp *	15,417	2,361,422
H&R Block Inc	156,076	3,959,648
Hormel Foods Corp	69,005	2,945,133
Humana Inc	9,754	2,794,326
Incyte Corp *	57,738	3,671,559
Ionis Pharmaceuticals Inc *	89,002	4,811,448
Jazz Pharmaceuticals PLC *	106,393	13,188,476
MarketAxess Holdings Inc	20,356	4,301,426
Masimo Corp *	131,539	14,123,342
Molina Healthcare Inc *	63,124	7,336,271
Square Inc ‘A’ *	44,119	2,474,635
Supernus Pharmaceuticals Inc *	158,801	5,275,369
Teleflex Inc	12,864	3,325,087
The Clorox Co	19,004	2,929,277
Tyson Foods Inc ‘A’	23,902	1,276,367
United Rentals Inc *	42,194	4,326,151

		106,546,372

	Shares	Value
Energy - 4.1%

Cabot Oil & Gas Corp	115,135	$2,573,267
Diamondback Energy Inc	156,198	14,479,555
HollyFrontier Corp	45,466	2,324,222
Newfield Exploration Co *	281,153	4,121,703
Parsley Energy Inc ‘A’ *	276,746	4,422,401
Patterson-UTI Energy Inc	211,718	2,191,281
WPX Energy Inc *	208,361	2,364,898

		32,477,327

Financial - 24.2%

AGNC Investment Corp REIT	1,414,484	24,810,049
Arch Capital Group Ltd *	114,552	3,060,829
AvalonBay Communities Inc REIT	69,845	12,156,522
Citizens Financial Group Inc	310,002	9,216,359
Cousins Properties Inc REIT	1,046,457	8,267,010
Ellie Mae Inc *	26,551	1,668,199
EPR Properties REIT	182,202	11,666,394
Evercore Inc ‘A’	14,921	1,067,747
Everest Re Group Ltd	30,784	6,703,524
First Horizon National Corp	424,983	5,592,776
Healthcare Realty Trust Inc REIT	284,036	8,077,984
Host Hotels & Resorts Inc REIT	306,566	5,110,455
KeyCorp	433,808	6,411,682
Lamar Advertising Co ‘A’ REIT	52,703	3,645,994
Lincoln National Corp	63,308	3,248,334
Mid-America Apartment Communities Inc REIT	232,144	22,216,181
Omega Healthcare Investors Inc REIT	394,559	13,868,749
Outfront Media Inc REIT	80,974	1,467,249
SunTrust Banks Inc	32,183	1,623,311
SVB Financial Group *	5,888	1,118,249
The Hanover Insurance Group Inc	73,122	8,538,456
The Hartford Financial Services Group Inc	77,444	3,442,386
Umpqua Holdings Corp	241,896	3,846,146
Voya Financial Inc	277,989	11,158,478
White Mountains Insurance Group Ltd	5,663	4,857,099
WR Berkley Corp	147,702	10,916,655

		193,756,817

Industrial - 8.8%

Acuity Brands Inc	31,914	3,668,514
Aerojet Rocketdyne Holdings Inc *	121,503	4,280,551
BWX Technologies Inc	144,657	5,530,237
Dycom Industries Inc *	59,548	3,217,974
Garmin Ltd	70,406	4,458,108
Harris Corp	11,787	1,587,120
Hexcel Corp	48,376	2,773,880
Huntington Ingalls Industries Inc	7,118	1,354,627
Keysight Technologies Inc *	213,108	13,229,745
Kirby Corp *	43,143	2,906,112
L3 Technologies Inc	6,217	1,079,644
Martin Marietta Materials Inc	11,205	1,925,803
Norfolk Southern Corp	16,212	2,424,342
Rockwell Automation Inc	43,565	6,555,661
Textron Inc	91,172	4,193,000
Universal Display Corp	27,268	2,551,467
Vulcan Materials Co	34,726	3,430,929
Xylem Inc	84,958	5,668,398

		70,836,112

Technology - 11.0%

Analog Devices Inc	67,521	5,795,327
DXC Technology Co	176,700	9,395,139
IPG Photonics Corp *	9,633	1,091,323
Jack Henry & Associates Inc	25,037	3,167,681
ON Semiconductor Corp *	97,074	1,602,692
Paychex Inc	138,531	9,025,295
Red Hat Inc *	44,063	7,739,225
Science Applications International Corp	36,060	2,297,022

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
ServiceNow Inc *	45,199	$8,047,682
Splunk Inc *	46,798	4,906,770
Take-Two Interactive Software Inc *	67,484	6,946,803
Workday Inc ‘A’ *	30,607	4,887,326
Xilinx Inc	122,890	10,466,541
Zebra Technologies Corp ‘A’ *	78,117	12,438,570

		87,807,396

Utilities - 15.7%

American Water Works Co Inc	137,361	12,468,258
Atmos Energy Corp	190,588	17,671,319
CMS Energy Corp	385,594	19,144,742
Evergy Inc	358,893	20,374,356
FirstEnergy Corp	131,433	4,935,309
ONE Gas Inc	136,502	10,865,559
Portland General Electric Co	96,591	4,428,697
WEC Energy Group Inc	231,163	16,010,350
Xcel Energy Inc	401,011	19,757,812

		125,656,402

Total Common Stocks (Cost $825,062,919)		781,184,892

	Principal Amount

SHORT-TERM INVESTMENT - 5.0%

Repurchase Agreement - 5.0%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $39,956,942; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $40,758,456)	$39,955,832	39,955,832

Total Short-Term Investment (Cost $39,955,832)		39,955,832

TOTAL INVESTMENTS - 102.6% (Cost $865,018,751)		821,140,724

OTHER ASSETS & LIABILITIES, NET - (2.6%)		(20,507,561)

NET ASSETS - 100.0%		$800,633,163

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.2%
Utilities	15.7%
Consumer, Cyclical	14.2%
Consumer, Non-Cyclical	13.3%
Technology	11.0%
Industrial	8.8%
Communications	5.0%
Short-Term Investment	5.0%
Energy	4.1%
Others (each less than 3.0%)	1.3%

	102.6%
Other Assets & Liabilities, Net	(2.6%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$781,184,892	$781,184,892	$-	$-
	Short-Term Investment	39,955,832	-	39,955,832	-

	Total	$821,140,724	$781,184,892	$39,955,832	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 98.6%

Basic Materials - 2.6%

Axalta Coating Systems Ltd *	468,118	$10,963,324
RPM International Inc	143,185	8,416,414

		19,379,738

Communications - 8.5%

Arista Networks Inc *	55,337	11,659,506
GrubHub Inc *	176,591	13,563,955
MercadoLibre Inc * (Argentina)	49,518	14,501,346
Palo Alto Networks Inc *	50,879	9,583,059
Proofpoint Inc *	65,259	5,469,357
Twilio Inc ‘A’ *	77,299	6,902,801
Twitter Inc *	65,642	1,886,551

		63,566,575

Consumer, Cyclical - 22.5%

BorgWarner Inc	307,507	10,682,793
Burberry Group PLC (United Kingdom)	492,675	10,818,650
Chipotle Mexican Grill Inc *	53,559	23,126,241
Duluth Holdings Inc ‘B’ *	151,069	3,811,471
Dunkin’ Brands Group Inc	225,101	14,433,476
Fastenal Co	283,893	14,844,765
Lululemon Athletica Inc *	111,932	13,612,050
National Vision Holdings Inc *	207,977	5,858,712
O’Reilly Automotive Inc *	43,927	15,125,384
The Scotts Miracle-Gro Co	112,086	6,888,805
Tiffany & Co	152,157	12,250,160
Tractor Supply Co	254,638	21,246,995
Ulta Beauty Inc *	67,201	16,453,493

		169,152,995

Consumer, Non-Cyclical - 26.7%

ABIOMED Inc *	46,276	15,041,551
BioMarin Pharmaceutical Inc *	127,264	10,836,530
CoStar Group Inc *	66,734	22,512,048
DexCom Inc *	108,685	13,020,463
Edwards Lifesciences Corp *	110,897	16,986,093
Glaukos Corp *	145,211	8,156,502
Intuitive Surgical Inc *	32,156	15,400,151
Laboratory Corp of America Holdings *	69,414	8,771,153
MarketAxess Holdings Inc	59,573	12,588,371
Seattle Genetics Inc *	98,563	5,584,580
Sprouts Farmers Market Inc *	583,474	13,717,474
Square Inc ‘A’ *	238,122	13,356,263
The Hershey Co	83,582	8,958,319
TransUnion	232,324	13,196,003
Zoetis Inc	263,897	22,573,749

		200,699,250

Financial - 5.1%

CME Group Inc ‘A’	62,303	11,720,441
First Republic Bank	156,799	13,625,833
Oaktree Capital Group LLC	170,799	6,789,260
SVB Financial Group *	33,184	6,302,305

		38,437,839

Industrial - 16.4%

Agilent Technologies Inc	138,827	9,365,269
AO Smith Corp	258,079	11,019,973
Coherent Inc *	39,333	4,157,892
Expeditors International of Washington Inc	205,365	13,983,303
Fortive Corp	172,740	11,687,588
Harris Corp	80,000	10,772,000
IDEX Corp	101,159	12,772,335
Keysight Technologies Inc *	191,788	11,906,199
Spirit AeroSystems Holdings Inc ‘A’	52,509	3,785,374
The Middleby Corp *	111,970	11,502,678

	Shares	Value
Trex Co Inc *	139,197	$8,262,734
Universal Display Corp	52,112	4,876,120
Wabtec Corp	125,410	8,810,053

		122,901,518

Technology - 16.8%

Autodesk Inc *	79,670	10,246,359
Cerner Corp *	132,070	6,925,751
DocuSign Inc *	46,041	1,845,323
Electronic Arts Inc *	220,467	17,397,051
Guidewire Software Inc *	188,016	15,084,524
Jack Henry & Associates Inc	29,396	3,719,182
Maxim Integrated Products Inc	245,135	12,465,115
Microchip Technology Inc	176,571	12,698,986
Monolithic Power Systems Inc	98,626	11,465,272
ServiceNow Inc *	96,691	17,215,832
Teradyne Inc	241,387	7,574,724
Tyler Technologies Inc *	43,921	8,161,400
Veeva Systems Inc ‘A’ *	12,902	1,152,407

		125,951,926

Total Common Stocks (Cost $717,287,716)		740,089,841

	Principal Amount

SHORT-TERM INVESTMENT - 1.3%

Repurchase Agreement - 1.3%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $9,539,805; collateralized by U.S. Treasury Bond: 4.375% due 11/15/39 and value $9,734,547)	$9,539,540	9,539,540

Total Short-Term Investment (Cost $9,539,540)		9,539,540

TOTAL INVESTMENTS - 99.9% (Cost $726,827,256)		749,629,381

OTHER ASSETS & LIABILITIES, NET - 0.1%		547,628

NET ASSETS - 100.0%		$750,177,009

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	26.7%
Consumer, Cyclical	22.5%
Technology	16.8%
Industrial	16.4%
Communications	8.5%
Financial	5.1%
Others (each less than 3.0%)	3.9%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$19,379,738	$19,379,738	$-	$-
	Communications	63,566,575	63,566,575	-	-
	Consumer, Cyclical	169,152,995	158,334,345	10,818,650	-
	Consumer, Non-Cyclical	200,699,250	200,699,250	-	-
	Financial	38,437,839	38,437,839	-	-
	Industrial	122,901,518	122,901,518	-	-
	Technology	125,951,926	125,951,926	-	-

	Total Common Stocks	740,089,841	729,271,191	10,818,650	-

	Short-Term Investment	9,539,540	-	9,539,540	-

	Total	$749,629,381	$729,271,191	$20,358,190	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 97.6%

Basic Materials - 2.6%

FMC Corp	89,367	$6,609,583
Nutrien Ltd (NYSE) (Canada)	179,247	8,424,609
The Mosaic Co	278,001	8,120,409
Versum Materials Inc	180,130	4,993,204

		28,147,805

Communications - 2.2%

eBay Inc *	284,026	7,972,610
Expedia Group Inc	78,553	8,848,995
IAC/InterActiveCorp *	19,899	3,642,313
Omnicom Group Inc	42,038	3,078,863

		23,542,781

Consumer, Cyclical - 8.7%

BorgWarner Inc	125,904	4,373,905
Delta Air Lines Inc	136,696	6,821,130
Dollar Tree Inc *	66,697	6,024,073
Hasbro Inc	64,401	5,232,581
HD Supply Holdings Inc *	199,003	7,466,593
KAR Auction Services Inc	132,642	6,329,676
Lear Corp	60,517	7,435,119
Nordstrom Inc	133,937	6,242,804
PACCAR Inc	105,994	6,056,497
Ross Stores Inc	61,141	5,086,931
Southwest Airlines Co	220,012	10,226,158
WABCO Holdings Inc *	69,338	7,442,741
WESCO International Inc *	60,577	2,907,696
Wyndham Destinations Inc	120,154	4,306,319
Wyndham Hotels & Resorts Inc	165,656	7,515,813

		93,468,036

Consumer, Non-Cyclical - 11.3%

Avery Dennison Corp	65,923	5,921,863
Boston Scientific Corp *	134,774	4,762,913
Centene Corp *	39,749	4,583,060
Coca-Cola European Partners PLC (United Kingdom)	173,573	7,958,322
DaVita Inc *	70,139	3,609,353
Global Payments Inc	74,635	7,697,107
Humana Inc	7,287	2,087,580
ICON PLC *	61,800	7,985,178
IQVIA Holdings Inc *	68,253	7,928,951
Jazz Pharmaceuticals PLC *	40,683	5,043,065
Laboratory Corp of America Holdings *	61,199	7,733,106
ManpowerGroup Inc	86,727	5,619,909
McKesson Corp	86,087	9,510,031
Moody’s Corp	34,516	4,833,621
Nomad Foods Ltd * (United Kingdom)	353,147	5,904,618
Robert Half International Inc	218,487	12,497,456
Tyson Foods Inc ‘A’	49,924	2,665,941
Universal Health Services Inc ‘B’	58,952	6,871,445
Zimmer Biomet Holdings Inc	68,590	7,114,155

		120,327,674

Energy - 4.4%

Apergy Corp *	141,688	3,836,911
Cimarex Energy Co	131,657	8,116,654
Diamondback Energy Inc	95,474	8,850,440
Marathon Petroleum Corp	177,581	10,479,055
Noble Energy Inc	326,643	6,127,823
Pioneer Natural Resources Co	75,803	9,969,610

		47,380,493

Financial - 33.5%

Aflac Inc	111,978	5,101,718
Air Lease Corp	145,927	4,408,455

	Shares	Value
Alleghany Corp	38,584	$24,050,179
Alliance Data Systems Corp	32,227	4,836,628
American Homes 4 Rent ‘A’ REIT	251,939	5,000,989
Aon PLC	109,154	15,866,625
Boston Properties Inc REIT	148,533	16,717,389
Discover Financial Services	376,304	22,194,410
Douglas Emmett Inc REIT	301,353	10,285,178
Duke Realty Corp REIT	467,955	12,120,035
E*TRADE Financial Corp	219,707	9,640,743
East West Bancorp Inc	247,308	10,765,317
Equity Residential REIT	200,519	13,236,259
Everest Re Group Ltd	51,656	11,248,611
Fifth Third Bancorp	458,424	10,786,717
Huntington Bancshares Inc	1,086,360	12,949,411
KeyCorp	472,581	6,984,747
Kilroy Realty Corp REIT	70,806	4,452,281
Loews Corp	177,914	8,098,645
Marsh & McLennan Cos Inc	74,675	5,955,331
Navient Corp	296,590	2,612,958
Prologis Inc REIT	130,283	7,650,218
Raymond James Financial Inc	95,583	7,112,331
Regency Centers Corp REIT	172,614	10,128,990
Regions Financial Corp	646,604	8,651,562
Reinsurance Group of America Inc	124,741	17,492,430
Retail Properties of America Inc ‘A’ REIT	340,273	3,691,962
SL Green Realty Corp REIT	180,142	14,245,629
SLM Corp *	478,748	3,978,396
State Street Corp	57,952	3,655,033
SunTrust Banks Inc	253,349	12,778,924
Synchrony Financial	129,826	3,045,718
TD Ameritrade Holding Corp	318,776	15,607,273
The Allstate Corp	109,364	9,036,747
The Travelers Cos Inc	71,619	8,576,375
Torchmark Corp	55,751	4,155,122
WR Berkley Corp	139,075	10,279,033

		357,398,369

Industrial - 15.2%

AMETEK Inc	265,397	17,967,377
Arrow Electronics Inc *	75,702	5,219,653
Berry Global Group Inc *	104,915	4,986,610
Crown Holdings Inc *	119,954	4,986,488
Cummins Inc	51,037	6,820,585
Curtiss-Wright Corp	68,071	6,951,411
Dover Corp	159,311	11,303,115
Eaton Corp PLC	131,340	9,017,804
EnerSys	92,632	7,189,170
Flex Ltd*	355,263	2,703,551
Graphic Packaging Holding Co	497,368	5,291,996
Harris Corp	87,737	11,813,787
Huntington Ingalls Industries Inc	30,293	5,765,061
ITT Inc	117,427	5,668,201
Masco Corp	250,663	7,329,386
Owens Corning	118,956	5,231,685
Parker-Hannifin Corp	88,401	13,184,125
Spirit AeroSystems Holdings Inc ‘A’	45,172	3,256,449
TE Connectivity Ltd	202,003	15,277,487
Textron Inc	90,147	4,145,861
The Timken Co	134,659	5,025,474
Trinseo SA	64,003	2,930,057

		162,065,333

Technology - 11.3%

Activision Blizzard Inc	112,824	5,254,214
Amdocs Ltd	152,927	8,958,464
CDK Global Inc	145,212	6,952,751
Cognizant Technology Solutions Corp ‘A’	38,453	2,440,996
Fidelity National Information Services Inc	177,479	18,200,471
First Data Corp ‘A’ *	280,656	4,745,893
HP Inc	731,551	14,967,533

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
KLA-Tencor Corp	42,818	$3,831,783
Leidos Holdings Inc	172,378	9,087,768
Marvell Technology Group Ltd	522,155	8,453,689
NetApp Inc	122,560	7,313,155
NetEase Inc ADR (China)	22,320	5,253,458
Qorvo Inc*	86,245	5,237,659
Skyworks Solutions Inc	52,624	3,526,861
The Dun & Bradstreet Corp	58,442	8,342,011
Western Digital Corp	50,140	1,853,676
Xerox Corp	305,518	6,037,036

		120,457,418

Utilities - 8.4%

Alliant Energy Corp	102,994	4,351,496
American Electric Power Co Inc	69,377	5,185,237
DTE Energy Co	103,104	11,372,371
Edison International	107,087	6,079,329
Entergy Corp	147,822	12,723,040
Evergy Inc	130,671	7,418,193
Pinnacle West Capital Corp	226,723	19,316,800
Vistra Energy Corp*	212,565	4,865,613
Xcel Energy Inc	365,397	18,003,110

		89,315,189

Total Common Stocks (Cost $1,120,317,179)		1,042,103,098

	Principal Amount

SHORT-TERM INVESTMENT - 2.6%

Repurchase Agreement - 2.6%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $28,171,434; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $28,736,809)	$28,170,651	28,170,651

Total Short-Term Investment (Cost $28,170,651)		28,170,651

TOTAL INVESTMENTS - 100.2% (Cost $1,148,487,830)		1,070,273,749

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(2,565,411)

NET ASSETS - 100.0%		$1,067,708,338

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	33.5%
Industrial	15.2%
Technology	11.3%
Consumer, Non-Cyclical	11.3%
Consumer, Cyclical	8.7%
Utilities	8.4%
Energy	4.4%
Others (each less than 3.0%)	7.4%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,042,103,098	$1,042,103,098	$-	$-
	Short-Term Investment	28,170,651	-	28,170,651	-

	Total	$1,070,273,749	$1,042,103,098	$28,170,651	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 95.9%

Basic Materials - 7.3%

Carpenter Technology Corp	63,366	$2,256,463
Landec Corp *	161,179	1,908,359
Minerals Technologies Inc	43,458	2,231,134
OceanaGold Corp (Australia)	943,905	3,443,193
Versum Materials Inc	93,001	2,577,988
Other securities		5,120,044

		17,537,181

Communications - 4.2%

Finisar Corp *	137,478	2,969,525
LogMeIn Inc	12,700	1,035,939
Other securities		5,964,654

		9,970,118

Consumer, Cyclical - 8.3%

Brinker International Inc	49,731	2,187,169
Caleres Inc	63,627	1,770,739
LCI Industries	26,171	1,748,223
Other securities		14,084,311

		19,790,442

Consumer, Non-Cyclical - 10.1%

AMN Healthcare Services Inc *	17,500	991,550
Cambrex Corp *	32,111	1,212,511
Dairy Crest Group PLC (United Kingdom)	368,420	1,986,282
Huron Consulting Group Inc *	37,748	1,936,850
Maple Leaf Foods Inc (Canada)	132,194	2,646,398
Syneos Health Inc *	28,009	1,102,154
Other securities		14,125,117

		24,000,862

Energy - 3.9%

Hunting PLC (United Kingdom)	344,531	2,103,949
Unit Corp *	6,994	99,874
Other securities		7,038,836

		9,242,659

Financial - 35.7%

Brandywine Realty Trust REIT	89,759	1,155,198
Bryn Mawr Bank Corp	59,278	2,039,163
Chemical Financial Corp	67,217	2,460,814
Columbia Banking System Inc	86,671	3,145,291
First Horizon National Corp	192,252	2,530,036
Glacier Bancorp Inc	34,862	1,381,232
Highwoods Properties Inc REIT	46,051	1,781,713
Horace Mann Educators Corp	76,295	2,857,248
Lakeland Financial Corp	62,796	2,521,887
LTC Properties Inc REIT	42,266	1,761,647
McGrath RentCorp	49,499	2,548,209
Old Republic International Corp	127,497	2,622,613
Peoples Bancorp Inc	39,484	1,188,468
Retail Properties of America Inc ‘A’ REIT	189,526	2,056,357
Sunstone Hotel Investors Inc REIT	104,970	1,365,660
The First of Long Island Corp	72,938	1,455,113
The Hanover Insurance Group Inc	32,381	3,781,129
Other securities		48,325,922

		84,977,700

Industrial - 15.8%

AAR Corp	40,533	1,513,502
Advanced Energy Industries Inc *	42,998	1,845,904
Coherent Inc *	16,739	1,769,480
Esterline Technologies Corp *	9,151	1,111,389
Gibraltar Industries Inc *	96,518	3,435,076
Heartland Express Inc	81,200	1,485,960
Mueller Industries Inc	24,371	569,307

	Shares	Value
Mueller Water Products Inc ‘A’	308,376	$2,806,222
Plexus Corp *	38,354	1,959,122
Regal Beloit Corp	47,169	3,304,188
Other securities		17,908,720

		37,708,870

Technology - 4.7%

MKS Instruments Inc	20,620	1,332,258
Synaptics Inc *	71,166	2,648,087
Other securities		7,212,399

		11,192,744

Utilities - 5.9%

Black Hills Corp	47,656	2,991,844
IDACORP Inc	19,668	1,830,304
Spire Inc	34,918	2,586,725
Other securities		6,662,081

		14,070,954

Total Common Stocks (Cost $250,332,930)		228,491,530

	Principal Amount

CORPORATE BONDS & NOTES - 1.1%

Energy - 0.9%

Unit Corp 6.625% due 05/15/21	$2,268,000	2,075,220

Industrial - 0.2%

Mueller Industries Inc 6.000% due 03/01/27	482,000	450,670

Total Corporate Bonds & Notes (Cost $2,665,969)		2,525,890

SHORT-TERM INVESTMENTS - 2.8%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $2,434,633; collateralized by U.S. Treasury Inflation Index Bonds: 4.375% due 11/15/39 and value $1,044,084; and U.S. Treasury Notes: 2.250% due 02/15/27 and value $1,444,159)	2,434,565	2,434,565

U.S. Government Agency Issue - 1.8%

Federal Home Loan Bank 2.180% due 01/02/19	4,260,000	4,260,000

Total Short-Term Investments (Cost $6,694,311)		6,694,565

TOTAL INVESTMENTS - 99.8% (Cost $259,693,210)		237,711,985

DERIVATIVES - (0.0%)
(See Note (d) in Notes to Schedule of Investments)		(44,870)

OTHER ASSETS & LIABILITIES, NET - 0.2%		478,750

NET ASSETS - 100.0%		$238,145,865

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2018

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	35.7%
Industrial	16.0%
Consumer, Non-Cyclical	10.1%
Consumer, Cyclical	8.3%
Basic Materials	7.3%
Utilities	5.9%
Energy	4.8%
Technology	4.7%
Communications	4.2%
Others (each less than 3.0%)	2.8%

	99.8%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.2%

	100.0%

(b)	Other securities represent the Fund’s securities not identified as top-fifty holdings and issuers in terms of value, and not exceeding one percent of the Fund’s net assets as of December 31, 2018.

(c)

A Summary Schedule of Investments is presented for this Fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(d)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/19	27	$1,866,020	$1,821,150	($44,870)

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$17,537,181	$17,537,181	$-	$-
	Communications	9,970,118	9,970,118	-	-
	Consumer, Cyclical	19,790,442	19,790,442	-	-
	Consumer, Non-Cyclical	24,000,862	22,014,506	1,986,356	-
	Energy	9,242,659	7,138,710	2,103,949	-
	Financial	84,977,700	84,977,700	-	-
	Industrial	37,708,870	37,708,870	-	-
	Technology	11,192,744	11,192,744	-	-
	Utilities	14,070,954	14,070,954	-	-

	Total Common Stocks	228,491,530	224,401,225	4,090,305	-

	Corporate Bonds & Notes	2,525,890	-	2,525,890	-
	Short-Term Investments	6,694,565	-	6,694,565	-

	Total Assets	237,711,985	224,401,225	13,310,760	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(44,870)	(44,870)	-	-

	Total Liabilities	(44,870)	(44,870)	-	-

	Total	$237,667,114	$224,356,355	$13,310,760	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 98.0%

Basic Materials - 3.0%

Kaiser Aluminum Corp	12,657	$1,130,144
PolyOne Corp	36,449	1,042,441
Rogers Corp *	12,263	1,214,773

		3,387,358

Communications - 5.6%

Ciena Corp *	45,146	1,530,901
NETGEAR Inc *	25,376	1,320,313
Shutterfly Inc *	24,332	979,606
Sinclair Broadcast Group Inc ‘A’	36,419	959,277
Vonage Holdings Corp *	166,364	1,452,358

		6,242,455

Consumer, Cyclical - 13.1%

AMC Entertainment Holdings Inc ‘A’	35,973	441,748
Beacon Roofing Supply Inc *	24,498	777,077
BJ’s Restaurants Inc	23,727	1,199,874
Bloomin’ Brands Inc	75,110	1,343,718
Camping World Holdings Inc ‘A’	31,756	364,241
G-III Apparel Group Ltd *	37,813	1,054,605
Golden Entertainment Inc *	32,638	522,861
iRobot Corp *	11,239	941,154
Lithia Motors Inc ‘A’	13,873	1,058,926
SeaWorld Entertainment Inc *	50,823	1,122,680
Shake Shack Inc ‘A’ *	23,507	1,067,688
Sleep Number Corp *	43,663	1,385,427
Steven Madden Ltd	36,219	1,095,987
The Children’s Place Inc	12,695	1,143,692
Wolverine World Wide Inc	36,772	1,172,659

		14,692,337

Consumer, Non-Cyclical - 37.7%

Acadia Healthcare Co Inc *	35,929	923,735
Aclaris Therapeutics Inc *	56,008	413,899
Amedisys Inc *	12,894	1,510,016
Amicus Therapeutics Inc *	99,009	948,506
AMN Healthcare Services Inc *	24,613	1,394,573
Amphastar Pharmaceuticals Inc *	35,218	700,838
BioScrip Inc *	215,705	770,067
BioTelemetry Inc *	25,458	1,520,352
Cardtronics PLC ‘A’ *	48,996	1,273,896
Chegg Inc *	51,040	1,450,557
Deluxe Corp	24,047	924,367
Eagle Pharmaceuticals Inc *	20,246	815,711
Esperion Therapeutics Inc *	18,067	831,082
FibroGen Inc *	23,638	1,093,967
Green Dot Corp ‘A’ *	29,115	2,315,225
Heron Therapeutics Inc *	35,555	922,297
Horizon Pharma PLC *	103,754	2,027,353
Insperity Inc	20,185	1,884,472
iRhythm Technologies Inc *	18,128	1,259,533
J&J Snack Foods Corp	7,931	1,146,743
LHC Group Inc *	17,616	1,653,790
LivaNova PLC *	16,852	1,541,453
LiveRamp Holdings Inc *	36,135	1,395,895
Merit Medical Systems Inc *	24,848	1,386,767
NuVasive Inc *	22,779	1,128,927
Orthofix Medical Inc *	23,272	1,221,547
Performance Food Group Co *	47,685	1,538,795
PTC Therapeutics Inc *	20,829	714,851
Puma Biotechnology Inc *	23,571	479,670
Quidel Corp *	21,389	1,044,211
Revance Therapeutics Inc *	32,309	650,380
Supernus Pharmaceuticals Inc *	41,423	1,376,072
Syneos Health Inc *	24,370	958,960
TrueBlue Inc *	33,705	749,936

	Shares	Value
Ultragenyx Pharmaceutical Inc *	19,123	$831,468
Vanda Pharmaceuticals Inc *	57,710	1,507,962

		42,307,873

Energy - 0.5%

Matador Resources Co *	37,521	582,701

Financial - 7.5%

Blucora Inc *	40,082	1,067,784
BrightSphere Investment Group PLC	64,682	690,804
Essent Group Ltd *	29,605	1,011,899
Home BancShares Inc	58,129	949,828
Moelis & Co ‘A’	21,769	748,418
Pacific Premier Bancorp Inc *	26,677	680,797
Preferred Bank	18,496	801,802
PS Business Parks Inc REIT	8,941	1,171,271
Ryman Hospitality Properties Inc REIT	19,340	1,289,784

		8,412,387

Industrial - 13.8%

Aerojet Rocketdyne Holdings Inc *	40,120	1,413,428
Ambarella Inc *	18,877	660,317
American Woodmark Corp *	14,342	798,563
EnPro Industries Inc	15,528	933,233
Generac Holdings Inc *	28,989	1,440,753
Harsco Corp *	51,325	1,019,314
Lydall Inc *	19,184	389,627
Masonite International Corp *	17,203	771,210
MasTec Inc *	29,676	1,203,659
Saia Inc *	18,864	1,052,988
SPX Corp *	49,577	1,388,652
Tetra Tech Inc	20,692	1,071,225
TopBuild Corp *	16,781	755,145
Trinseo SA	18,752	858,467
US Concrete Inc *	18,875	665,910
US Ecology Inc	16,810	1,058,694

		15,481,185

Technology - 16.8%

Allscripts Healthcare Solutions Inc *	123,888	1,194,280
Bottomline Technologies de Inc *	34,477	1,654,896
CommVault Systems Inc *	24,218	1,431,042
Cornerstone OnDemand Inc *	34,075	1,718,402
Glu Mobile Inc *	278,044	2,243,815
Hortonworks Inc *	64,450	929,369
HubSpot Inc *	13,108	1,648,069
j2 Global Inc	21,349	1,481,194
MaxLinear Inc *	41,943	738,197
RealPage Inc *	17,361	836,627
Silicon Laboratories Inc *	16,299	1,284,524
SPS Commerce Inc *	14,224	1,171,773
TiVo Corp	62,888	591,776
Virtusa Corp *	28,017	1,193,244
Xperi Corp	39,595	728,152

		18,845,360

Total Common Stocks (Cost $112,165,404)		109,951,656

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
SHORT-TERM INVESTMENT - 2.1%

Repurchase Agreement - 2.1%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $2,342,818; collateralized by U.S. Treasury Notes: 2.625% due 12/31/25 and value $2,390,000)	$2,342,752	$2,342,752

Total Short-Term Investment (Cost $2,342,752)		2,342,752

TOTAL INVESTMENTS - 100.1% (Cost $114,508,156)		112,294,408

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(83,422)

NET ASSETS - 100.0%		$112,210,986

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	37.7%
Technology	16.8%
Industrial	13.8%
Consumer, Cyclical	13.1%
Financial	7.5%
Communications	5.6%
Basic Materials	3.0%
Others (each less than 3.0%)	2.6%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$109,951,656	$109,951,656	$-	$-
	Short-Term Investment	2,342,752	-	2,342,752	-

	Total	$112,294,408	$109,951,656	$2,342,752	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 98.7%

Basic Materials - 3.0%

Ingevity Corp *	16,413	$1,373,604
Other securities		19,552,027

		20,925,631

Communications - 6.2%

Ciena Corp *	54,945	1,863,185
Etsy Inc *	46,031	2,189,695
Nexstar Media Group Inc ‘A’	17,230	1,354,967
The Trade Desk Inc ‘A’ *	12,831	1,489,166
Other securities		36,837,752

		43,734,765

Consumer, Cyclical - 12.5%

Deckers Outdoor Corp *	11,299	1,445,707
Five Below Inc *	21,109	2,159,873
Planet Fitness Inc ‘A’ *	33,823	1,813,589
Spirit Airlines Inc *	26,206	1,517,852
Texas Roadhouse Inc	26,232	1,566,050
Other securities		78,585,753

		87,088,824

Consumer, Non-Cyclical - 21.9%

FibroGen Inc *	29,352	1,358,411
Green Dot Corp ‘A’ *	18,579	1,477,402
Haemonetics Corp *	20,025	2,003,501
Helen of Troy Ltd *	10,158	1,332,526
Insperity Inc	14,866	1,387,890
LivaNova PLC *	18,777	1,717,532
Loxo Oncology Inc *	10,386	1,454,767
Wright Medical Group NV *	47,719	1,298,911
Other securities		141,087,788

		153,118,728

Energy - 3.6%

Other securities		25,223,121

Financial - 24.9%

Blackstone Mortgage Trust Inc ‘A’ REIT	42,939	1,368,037
First Financial Bankshares Inc	24,875	1,435,039
First Industrial Realty Trust Inc REIT	47,691	1,376,362
Healthcare Realty Trust Inc REIT	47,931	1,363,158
IBERIABANK Corp	21,205	1,363,057
Kemper Corp	20,170	1,338,885
MGIC Investment Corp *	139,761	1,461,900
Pebblebrook Hotel Trust REIT	52,522	1,486,898
Primerica Inc	16,517	1,613,876
Radian Group Inc	83,524	1,366,453
Selective Insurance Group Inc	22,242	1,355,428
Other securities		158,317,550

		173,846,643

Industrial - 13.0%

EMCOR Group Inc	22,264	1,328,938
Trex Co Inc *	22,653	1,344,682
Woodward Inc	20,546	1,526,362
Other securities		86,644,364

		90,844,346

Technology - 10.0%

CACI International Inc ‘A’ *	9,501	1,368,429
Coupa Software Inc *	21,002	1,320,186
Cree Inc *	38,725	1,656,462
Entegris Inc	54,679	1,525,271
HubSpot Inc *	14,267	1,793,790
Integrated Device Technology Inc *	49,893	2,416,318

	Shares	Value
MAXIMUS Inc	24,464	$1,592,362
Medidata Solutions Inc *	22,231	1,498,814
New Relic Inc *	17,365	1,406,044
Silicon Laboratories Inc *	16,374	1,290,435
Other securities		54,032,253

		69,900,364

Utilities - 3.6%

ALLETE Inc	19,741	1,504,659
Black Hills Corp	20,706	1,299,923
IDACORP Inc	19,421	1,807,318
New Jersey Resources Corp	33,445	1,527,433
ONE Gas Inc	20,123	1,601,791
Portland General Electric Co	34,227	1,569,308
Southwest Gas Holdings Inc *	18,838	1,441,107
Spire Inc	18,901	1,400,186
Other securities		13,307,137

		25,458,862

Total Common Stocks (Cost $681,336,855)		690,141,284

	Principal Amount

SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $7,265,306; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $7,411,072)	$7,265,104	7,265,104

Total Short-Term Investment (Cost $7,265,104)		7,265,104

TOTAL INVESTMENTS - 99.7% (Cost $688,601,959)		697,406,388

DERIVATIVES - (0.0%)
(See Note (e) in Notes to Schedule of Investments)		(140,013)

OTHER ASSETS & LIABILITIES, NET - 0.3%		1,923,324

NET ASSETS - 100.0%		$699,189,699

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.9%
Consumer, Non-Cyclical	21.9%
Industrial	13.0%
Consumer, Cyclical	12.5%
Technology	10.0%
Communications	6.2%
Utilities	3.6%
Energy	3.6%
Basic Materials	3.0%
Others (each less than 3.0%)	1.0%

	99.7%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.3%

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Summary Schedule of Investments (Continued)

December 31, 2018

(b)

Investments, including those listed under Other Securities, with a total aggregate value of $20,229 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Other securities represent the Fund’s securities not identified as top-fifty holdings and issuers in terms of value, and not exceeding one percent of the Fund’s net assets as of December 31, 2018.

(d)

A Summary Schedule of Investments is presented for this Fund. For information on availability of a complete Schedule of Investments, refer to the Where To Go For More Information section of this report.

(e)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/19	135	$9,245,763	$9,105,750	($140,013)

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$20,925,631	$20,905,402	$-	$20,229
	Communications	43,734,765	43,734,765	-	-
	Consumer, Cyclical	87,088,824	87,088,824	-	-
	Consumer, Non-Cyclical	153,118,728	153,116,825	1,903	-
	Energy	25,223,121	25,223,121	-	-
	Financial	173,846,643	173,846,643	-	-
	Industrial	90,844,346	90,844,346	-	-
	Technology	69,900,364	69,900,364	-	-
	Utilities	25,458,862	25,458,862	-	-

	Total Common Stocks	690,141,284	690,119,152	1,903	20,229

	Short-Term Investment	7,265,104	-	7,265,104	-

	Total Assets	697,406,388	690,119,152	7,267,007	20,229

Liabilities	Derivatives:
	Equity Contracts
	Futures	(140,013)	(140,013)	-	-

	Total Liabilities	(140,013)	(140,013)	-	-

	Total	$697,266,375	$689,979,139	$7,267,007	$20,229

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 98.4%

Basic Materials - 1.3%

Orion Engineered Carbons SA (Luxembourg)	191,610	$4,843,901

Communications - 6.9%

A10 Networks Inc *	629,303	3,926,851
Criteo SA ADR * (France)	119,635	2,718,107
Extreme Networks Inc *	619,620	3,779,682
Finisar Corp *	322,619	6,968,570
Houghton Mifflin Harcourt Co *	454,850	4,029,971
Scholastic Corp	92,441	3,721,675

		25,144,856

Consumer, Cyclical - 12.5%

Anixter International Inc *	32,201	1,748,836
Bloomin’ Brands Inc	261,323	4,675,068
BMC Stock Holdings Inc *	149,092	2,307,944
Citi Trends Inc	169,169	3,449,356
Cooper-Standard Holdings Inc *	51,336	3,188,992
Hawaiian Holdings Inc	140,870	3,720,377
Knoll Inc	152,376	2,511,157
Red Robin Gourmet Burgers Inc *	131,957	3,525,891
REV Group Inc	217,130	1,630,646
Signet Jewelers Ltd (NYSE)	97,829	3,108,027
Skechers U.S.A. Inc ‘A’ *	139,240	3,187,204
SkyWest Inc	102,716	4,567,781
Taylor Morrison Home Corp ‘A’ *	311,387	4,951,053
Tower International Inc	133,487	3,176,991

		45,749,323

Consumer, Non-Cyclical - 10.8%

Booz Allen Hamilton Holding Corp	67,845	3,057,774
Cott Corp	323,791	4,513,646
Fresh Del Monte Produce Inc	88,202	2,493,470
ICON PLC *	42,917	5,545,306
Molina Healthcare Inc *	37,850	4,398,927
Nomad Foods Ltd * (United Kingdom)	273,540	4,573,589
Nutrisystem Inc	110,500	4,848,740
Sotheby’s *	126,674	5,034,025
Viad Corp	41,654	2,086,449
WellCare Health Plans Inc *	12,002	2,833,552

		39,385,478

Energy - 6.5%

Dril-Quip Inc *	73,320	2,201,800
Helix Energy Solutions Group Inc *	237,840	1,286,714
MRC Global Inc *	240,320	2,939,114
Oasis Petroleum Inc *	487,610	2,696,483
Oil States International Inc *	166,114	2,372,108
Patterson-UTI Energy Inc	247,841	2,565,154
QEP Resources Inc *	568,750	3,202,063
RPC Inc	258,860	2,554,948
SM Energy Co	187,965	2,909,698
SRC Energy Inc *	242,070	1,137,729

		23,865,811

Financial - 29.4%

1st Source Corp	59,205	2,388,330
Armada Hoffler Properties Inc REIT	258,805	3,638,798
Associated Banc-Corp	204,350	4,044,086
BankUnited Inc	160,594	4,808,184
City Office REIT Inc	403,734	4,138,273
Empire State Realty Trust Inc ‘A’ REIT	309,137	4,399,020
Essent Group Ltd *	136,827	4,676,747
First American Financial Corp	87,811	3,919,883
Fulton Financial Corp	71,870	1,112,548

	Shares	Value
Heritage Financial Corp	135,480	$4,026,466
IBERIABANK Corp	69,514	4,468,360
Independence Realty Trust Inc REIT	519,360	4,767,725
Independent Bank Group Inc	97,335	4,455,023
Kemper Corp	16,770	1,113,193
National Storage Affiliates Trust REIT	207,480	5,489,921
Sandy Spring Bancorp Inc	140,771	4,411,763
Selective Insurance Group Inc	73,345	4,469,644
STAG Industrial Inc REIT	225,252	5,604,270
State Auto Financial Corp	79,375	2,701,925
Sterling Bancorp	288,780	4,767,758
Synovus Financial Corp	119,230	3,814,168
Texas Capital Bancshares Inc *	90,466	4,621,908
TriCo Bancshares	67,100	2,267,309
Umpqua Holdings Corp	277,940	4,419,246
Webster Financial Corp	80,643	3,974,893
WSFS Financial Corp	107,396	4,071,382
Zions Bancorp NA	113,207	4,612,053

		107,182,876

Industrial - 13.0%

AAR Corp	46,838	1,748,931
Air Transport Services Group Inc *	150,325	3,428,913
Atlas Air Worldwide Holdings Inc *	45,010	1,898,972
Columbus McKinnon Corp	59,009	1,778,531
Covenant Transportation Group Inc ‘A’ *	103,442	1,986,086
EnerSys	47,038	3,650,619
Granite Construction Inc	76,000	3,061,280
Graphic Packaging Holding Co	451,160	4,800,342
MYR Group Inc *	41,490	1,168,773
Oshkosh Corp	70,360	4,313,772
Primoris Services Corp	164,297	3,143,002
Regal Beloit Corp	56,900	3,985,845
Sanmina Corp *	44,760	1,076,926
SPX FLOW Inc *	51,504	1,566,752
Terex Corp	81,710	2,252,745
Trinseo SA	93,669	4,288,167
Tutor Perini Corp *	204,590	3,267,302

		47,416,958

Technology - 12.9%

CommVault Systems Inc *	41,399	2,446,267
CSG Systems International Inc	119,121	3,784,474
Kulicke & Soffa Industries Inc (Singapore)	254,190	5,152,431
Luxoft Holding Inc *	131,439	3,998,374
MagnaChip Semiconductor Corp * (South Korea)	462,340	2,871,131
MaxLinear Inc *	184,010	3,238,576
Mellanox Technologies Ltd * (Israel)	32,970	3,045,769
NCR Corp *	229,700	5,301,476
NetScout Systems Inc *	182,701	4,317,225
Unisys Corp *	277,642	3,228,977
Verint Systems Inc *	128,500	5,436,835
WNS Holdings Ltd ADR * (India)	102,460	4,227,500

		47,049,035

Utilities - 5.1%

Black Hills Corp	76,082	4,776,428
PNM Resources Inc	126,904	5,214,485
Portland General Electric Co	103,220	4,732,637
Southwest Gas Holdings Inc	49,210	3,764,565

		18,488,115

Total Common Stocks (Cost $400,846,243)		359,126,353

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.8%

Repurchase Agreement - 1.8%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $6,440,850; collateralized by U.S. Treasury Bond: 4.375% due 05/15/40 and value $6,572,543)	$6,440,671	$6,440,671

Total Short-Term Investment (Cost $6,440,671)		6,440,671

TOTAL INVESTMENTS - 100.2% (Cost $407,286,914)		365,567,024

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(630,687)

NET ASSETS - 100.0%		$364,936,337

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	29.4%
Industrial	13.0%
Technology	12.9%
Consumer, Cyclical	12.5%
Consumer, Non-Cyclical	10.8%
Communications	6.9%
Energy	6.5%
Utilities	5.1%
Others (each less than 3.0%)	3.1%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$359,126,353	$359,126,353	$-	$-
	Short-Term Investment	6,440,671	-	6,440,671	-

	Total Assets	$365,567,024	$359,126,353	$6,440,671	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
RIGHTS - 0.0%

Communications - 0.0%

Media General Inc - Contingent Value Rights * ± Ω	337,364	$16,531

Total Rights (Cost $0)		16,531

COMMON STOCKS - 98.0%

Basic Materials - 0.3%

AdvanSix Inc *	84,216	2,049,818

Communications - 7.8%

CBS Corp ‘B’	103,795	4,537,917
Charter Communications Inc ‘A’ *	35,055	9,989,623
Cisco Systems Inc	234,469	10,159,542
CommScope Holding Co Inc *	228,367	3,742,935
DISH Network Corp ‘A’ *	328,987	8,214,805
Entercom Communications Corp ‘A’	532,219	3,038,971
Expedia Group Inc	40,639	4,577,983
Nexstar Media Group Inc ‘A’	87,165	6,854,656
Verizon Communications Inc	232,544	13,073,624

		64,190,056

Consumer, Cyclical - 9.9%

AutoZone Inc *	14,120	11,837,361
Best Buy Co Inc	69,440	3,677,542
Brinker International Inc	63,503	2,792,862
Columbia Sportswear Co	46,049	3,872,260
Delta Air Lines Inc	248,606	12,405,439
Genuine Parts Co	43,661	4,192,329
Hilton Worldwide Holdings Inc	82,561	5,927,880
Kohl’s Corp	106,310	7,052,605
Nordstrom Inc	148,210	6,908,068
Southwest Airlines Co	120,495	5,600,608
The Home Depot Inc	26,186	4,499,279
Tiffany & Co	45,760	3,684,138
Walgreens Boots Alliance Inc	135,773	9,277,369

		81,727,740

Consumer, Non-Cyclical - 14.2%

Allergan PLC	54,331	7,261,882
AmerisourceBergen Corp	56,142	4,176,965
Coty Inc ‘A’	416,868	2,734,654
HCA Healthcare Inc	28,041	3,489,703
Johnson & Johnson	109,203	14,092,647
Keurig Dr Pepper Inc	136,488	3,499,552
Medtronic PLC	48,817	4,440,394
Merck & Co Inc	220,820	16,872,856
Molson Coors Brewing Co ‘B’	70,584	3,963,997
Pfizer Inc	585,534	25,558,559
Post Holdings Inc *	84,024	7,489,059
The Clorox Co	21,536	3,319,559
The Kroger Co	135,896	3,737,140
The Procter & Gamble Co	101,063	9,289,711
UnitedHealth Group Inc	30,198	7,522,926

		117,449,604

Energy - 9.1%

Chevron Corp	48,597	5,286,868
ConocoPhillips	137,785	8,590,895
Diamondback Energy Inc	37,616	3,487,003
EQT Corp	157,570	2,976,497
Equitrans Midstream Corp *	122,198	2,446,404
Exxon Mobil Corp	169,681	11,570,547

	Shares	Value
Kinder Morgan Inc	558,049	$8,582,794
Marathon Petroleum Corp	103,390	6,101,044
Murphy USA Inc *	63,024	4,830,159
Occidental Petroleum Corp	121,627	7,465,465
PBF Energy Inc ‘A’	54,388	1,776,856
Phillips 66	53,734	4,629,184
The Williams Cos Inc	309,919	6,833,714

		74,577,430

Financial - 36.3%

Alleghany Corp	5,424	3,380,888
Ally Financial Inc	122,734	2,781,153
American Express Co	84,068	8,013,362
American Homes 4 Rent ‘A’ REIT	220,608	4,379,069
American International Group Inc	203,964	8,038,221
Bank of America Corp	1,044,060	25,725,638
Brixmor Property Group Inc REIT	396,131	5,819,164
Capital One Financial Corp	210,559	15,916,155
CBRE Group Inc ‘A’ *	185,507	7,427,700
Chubb Ltd	52,441	6,774,328
Citigroup Inc	168,551	8,774,765
Citizens Financial Group Inc	250,532	7,448,316
CorePoint Lodging Inc REIT	142,908	1,750,623
EastGroup Properties Inc REIT	43,380	3,979,247
Fairfax Financial Holdings Ltd (Canada)	9,033	3,975,243
Federal Realty Investment Trust REIT	40,932	4,831,613
Fifth Third Bancorp	199,450	4,693,059
First Republic Bank	45,648	3,966,811
Invesco Ltd	190,565	3,190,058
Kimco Realty Corp REIT	342,876	5,023,133
Loews Corp	320,430	14,585,974
M&T Bank Corp	83,632	11,970,248
Marsh & McLennan Cos Inc	80,187	6,394,913
Mid-America Apartment Communities Inc REIT	85,118	8,145,793
Morgan Stanley	198,615	7,875,085
Northern Trust Corp	62,267	5,204,899
Outfront Media Inc REIT	267,517	4,847,408
Prudential Financial Inc	31,792	2,592,638
Public Storage REIT	39,166	7,927,590
Rayonier Inc REIT	162,651	4,503,806
SunTrust Banks Inc	177,922	8,974,386
T Rowe Price Group Inc	113,734	10,499,923
The Charles Schwab Corp	150,864	6,265,382
The Hartford Financial Services Group Inc	155,363	6,905,885
The PNC Financial Services Group Inc	117,634	13,752,591
The Travelers Cos Inc	74,931	8,972,987
Unum Group	61,027	1,792,973
US Bancorp	180,586	8,252,780
Wells Fargo & Co	476,520	21,958,042
Weyerhaeuser Co REIT	108,693	2,376,029

		299,687,878

Industrial - 10.5%

Arrow Electronics Inc *	103,831	7,159,147
Ball Corp	283,259	13,024,249
Carlisle Cos Inc	46,407	4,664,832
Dover Corp	80,170	5,688,061
Energizer Holdings Inc	91,275	4,121,066
Graphic Packaging Holding Co	416,790	4,434,646
Honeywell International Inc	68,567	9,059,072
Illinois Tool Works Inc	55,061	6,975,678
Martin Marietta Materials Inc	64,452	11,077,365
Packaging Corp of America	59,436	4,960,529
The Middleby Corp *	26,583	2,730,872
United Technologies Corp	74,839	7,968,857
WestRock Co	128,712	4,860,165

		86,724,539

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Technology - 4.2%

Analog Devices Inc	73,486	$6,307,303
Hewlett Packard Enterprise Co	240,117	3,171,946
Microsoft Corp	93,168	9,463,074
QUALCOMM Inc	78,110	4,445,240
Texas Instruments Inc	118,624	11,209,968

		34,597,531

Utilities - 5.7%

American Electric Power Co Inc	143,091	10,694,621
Duke Energy Corp	58,161	5,019,294
Edison International	60,336	3,425,275
Eversource Energy	79,146	5,147,656
NextEra Energy Inc	53,097	9,229,320
NiSource Inc	117,185	2,970,640
Xcel Energy Inc	214,888	10,587,532

		47,074,338

Total Common Stocks (Cost $770,030,393)		808,078,934

	Principal Amount

SHORT-TERM INVESTMENT - 1.9%

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $16,037,124; collateralized by U.S. Treasury Bonds: 4.375% due 05/15/40 and value $16,360,653)	$16,036,678	16,036,678

Total Short-Term Investment (Cost $16,036,678)		16,036,678

TOTAL INVESTMENTS - 99.9% (Cost $786,067,071)		824,132,143

OTHER ASSETS & LIABILITIES, NET - 0.1%		575,102

NET ASSETS - 100.0%		$824,707,245

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	36.3%
Consumer, Non-Cyclical	14.2%
Industrial	10.5%
Consumer, Cyclical	9.9%
Energy	9.1%
Communications	7.8%
Utilities	5.7%
Technology	4.2%
Others (each less than 3.0%)	2.2%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)

An investment with a value of $16,531 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$16,531	$-	$-	$16,531
	Common Stocks	808,078,934	808,078,934	-	-
	Short-Term Investment	16,036,678	-	16,036,678	-

	Total	$824,132,143	$808,078,934	$16,036,678	$16,531

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
PREFERRED STOCKS - 1.9%

Brazil - 1.8%

Itau Unibanco Holding SA ADR	1,014,845	$9,275,684
Lojas Americanas SA	4,292,470	21,763,027

		31,038,711

India - 0.1%

Zee Entertainment Enterprises Ltd 6.000% due 03/05/22 *	13,018,073	1,424,855

Total Preferred Stocks (Cost $31,988,131)		32,463,566

COMMON STOCKS - 94.4%

Argentina - 0.7%

MercadoLibre Inc *	42,380	12,410,983

Brazil - 4.1%

Atacadao Distribuicao Comercio e Industria Ltda	4,801,600	22,399,870
B3 SA - Brasil Bolsa Balcao	4,117,643	28,450,479
Vale SA ADR	1,411,560	18,618,476

		69,468,825

Chile - 1.0%

Banco de Chile	20,064,073	2,867,081
SACI Falabella	1,925,085	14,110,307

		16,977,388

China - 20.5%

Alibaba Group Holding Ltd ADR *	724,986	99,373,831
China International Capital Corp Ltd ‘H’ ~	4,205,600	7,875,518
Dong-E-E-Jiao Co Ltd ‘A’	1,296,704	7,488,707
Huazhu Group Ltd ADR	1,144,461	32,765,919
Innovent Biologics Inc * ~	638,000	1,963,578
Jiangsu Hengrui Medicine Co Ltd ‘A’	2,724,822	21,009,916
Meituan Dianping ‘B’ *	1,234,100	6,916,735
Meituan Dianping ‘B’ * Ω◇	2,362,500	12,579,008
Pinduoduo Inc ADR *	667,970	14,989,247
Ping An Healthcare and Technology Co Ltd * ~	132,036	464,225
Shanghai Junshi Boisciences Co Ltd ‘H’ *	759,000	2,345,674
Sinopharm Group Co Ltd ‘H’	7,073,300	29,780,394
Sunny Optical Technology Group Co Ltd	991,700	8,820,216
Tencent Holdings Ltd	1,639,718	65,720,426
Wuxi Biologics Cayman Inc * ~	1,146,000	7,321,291
Yum China Holdings Inc	356,830	11,964,510
ZTO Express Cayman Inc ADR	1,089,810	17,251,692

		348,630,887

Colombia - 0.6%

Grupo Aval Acciones y Valores SA ADR	1,334,158	7,871,532
Grupo de Inversiones Suramericana SA	145,580	1,439,886

		9,311,418

Egypt - 0.4%

Commercial International Bank Egypt SAE	1,806,291	7,471,247

France - 6.2%

Kering SA	142,534	66,772,641
LVMH Moet Hennessy Louis Vuitton SE	133,538	39,096,685

		105,869,326

	Shares	Value
Hong Kong - 6.4%

AIA Group Ltd	6,025,600	$50,053,514
Hong Kong Exchanges & Clearing Ltd	1,026,970	29,688,215
Hutchison China MediTech Ltd ADR *	180,050	4,157,354
Jardine Strategic Holdings Ltd (XSES)	663,051	24,310,201

		108,209,284

India - 12.0%

Apollo Hospitals Enterprise Ltd	344,694	6,203,706
Biocon Ltd	1,273,377	11,477,679
Cholamandalam Investment & Finance Co Ltd	340,898	6,146,838
Housing Development Finance Corp Ltd	2,346,109	66,099,950
Kotak Mahindra Bank Ltd	3,198,349	57,535,497
Oberoi Realty Ltd	211,792	1,336,432
Odisha Cement Ltd *	144,612	2,278,185
Tata Consultancy Services Ltd	720,311	19,531,127
UltraTech Cement Ltd	177,221	10,122,307
Zee Entertainment Enterprises Ltd	3,379,560	23,052,779

		203,784,500

Indonesia - 1.1%

P.T. Bank Central Asia Tbk	5,530,000	10,000,719
P.T. Indocement Tunggal Prakarsa Tbk	6,170,400	7,924,460

		17,925,179

Italy - 1.1%

Moncler SPA	24,909	828,913
PRADA SPA	5,359,000	17,682,447

		18,511,360

Malaysia - 0.0%

Genting Bhd	264,600	390,360

Mexico - 5.9%

Alsea S.A.B. de C.V.	1,792,010	4,664,282
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ‘B’	6,112,586	7,589,507
Fomento Economico Mexicano SAB de CV	3,184,795	27,344,662
Fomento Economico Mexicano SAB de CV ADR	152,310	13,106,276
Grupo Aeroportuario del Sureste SAB de CV ‘B’	594,838	8,966,271
Grupo Financiero Inbursa SAB de CV ‘O’	10,192,627	14,672,964
Grupo Mexico SAB de CV ‘B’	8,083,317	16,634,108
Wal-Mart de Mexico SAB de CV	2,642,590	6,719,515

		99,697,585

Peru - 1.4%

Credicorp Ltd	103,390	22,918,461

Philippines - 3.9%

Ayala Corp	370,380	6,332,224
Ayala Land Inc	15,356,100	11,869,099
BDO Unibank Inc	790,680	1,966,377
Jollibee Foods Corp	2,113,058	11,725,382
SM Investments Corp	1,312,364	22,895,119
SM Prime Holdings Inc	17,739,475	12,064,229

		66,852,430

Russia - 7.9%

LUKOIL PJSC ADR (OTC)	61,830	4,410,952
LUKOIL PJSC ADR (SEAQ)	162,357	11,627,143
Novatek PJSC GDR (LI) ~	455,263	77,804,075
Polyus PJSC GDR ~	120,100	4,696,104
Sberbank of Russia PJSC	5,747,126	15,506,194
Yandex NV ‘A’ *	759,850	20,781,898

		134,826,366

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
South Africa - 2.6%

FirstRand Ltd	6,732,675	$30,666,456
Shoprite Holdings Ltd	1,030,744	13,615,736
Steinhoff International Holdings NV *	5,795,968	692,898

		44,975,090

South Korea - 6.0%

Amorepacific Corp	71,378	13,430,165
AMOREPACIFIC Group	61,976	4,044,130
Kakao Corp *	54,403	5,024,933
LG Household & Health Care Ltd	27,854	27,528,547
NAVER Corp	153,853	16,861,653
Samsung Biologics Co Ltd * ~	49,765	17,309,997
Samsung Electronics Co Ltd	509,225	17,726,981

		101,926,406

Switzerland - 3.7%

Glencore PLC	17,128,814	63,686,042

Taiwan - 5.3%

Taiwan Semiconductor Manufacturing Co Ltd	12,584,376	91,378,037

Thailand - 0.5%

The Siam Commercial Bank PCL	2,132,600	8,753,889

Turkey - 1.6%

Akbank T.A.S.	5,853,204	7,550,998
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,887,505	7,353,224
BIM Birlesik Magazalar AS	325,953	5,357,858
Turkiye Garanti Bankasi AS	4,223,266	6,330,151

		26,592,231

United Arab Emirates - 1.5%

DP World Ltd (NASDAQ)	1,079,369	18,457,210
Emaar Properties PJSC	6,219,609	6,992,238

		25,449,448

Total Common Stocks (Cost $1,468,237,843)		1,606,016,742

	Principal Amount

SHORT-TERM INVESTMENT - 3.8%

Repurchase Agreement - 3.8%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $64,551,876; collateralized by U.S. Treasury Inflation Index Bonds: 2.500% due 01/15/29 and value $23,518,734; and U.S. Treasury Notes: 2.250% - 2.875% due 02/15/27 - 05/15/28 and value $42,322,614)	$64,550,083	64,550,083

Total Short-Term Investment (Cost $64,550,083)		64,550,083

TOTAL INVESTMENTS - 100.1% (Cost $1,564,776,057)		1,703,030,391

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,118,988)

NET ASSETS - 100.0%		$1,701,911,403

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	25.8%
Communications	16.2%
Consumer, Cyclical	15.9%
Consumer, Non-Cyclical	14.5%
Technology	7.6%
Basic Materials	6.1%
Energy	5.5%
Short-Term Investment	3.8%
Industrial	3.3%
Others (each less than 3.0%)	1.4%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	As of December 31, 2018, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	20.5%
India	12.1%
Russia	7.9%
Hong Kong	6.4%
France	6.2%
South Korea	6.0%
Brazil	5.9%
Mexico	5.9%
Taiwan	5.3%
Philippines	3.9%
United States (Includes Short-Term Investment)	3.8%
Switzerland	3.7%
Others (each less than 3.0%)	12.5%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(c)

An investment with a value of $12,579,008 or 0.7% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(d)	Restricted securities as of December 31, 2018 were as follows

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Meituan Dianping ‘B’ Acq 09/13/18	$20,980,260	$12,579,008	0.7%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks
	Brazil	$31,038,711	$9,275,684	$21,763,027	$-
	India	1,424,855	-	1,424,855	-

	Total Preferred Stocks	32,463,566	9,275,684	23,187,882	-

	Common Stocks
	Argentina	12,410,983	12,410,983	-	-
	Brazil	69,468,825	18,618,476	50,850,349	-
	Chile	16,977,388	2,867,081	14,110,307	-
	China	348,630,887	180,654,451	167,976,436	-
	Colombia	9,311,418	9,311,418	-	-
	Egypt	7,471,247	7,471,247	-	-
	France	105,869,326	-	105,869,326	-
	Hong Kong	108,209,284	4,157,354	104,051,930	-
	India	203,784,500	2,278,185	201,506,315	-
	Indonesia	17,925,179	-	17,925,179	-
	Italy	18,511,360	-	18,511,360	-
	Malaysia	390,360	-	390,360	-
	Mexico	99,697,585	99,697,585	-	-
	Peru	22,918,461	22,918,461	-	-
	Philippines	66,852,430	-	66,852,430	-
	Russia	134,826,366	45,017,906	89,808,460	-
	South Africa	44,975,090	692,898	44,282,192	-
	South Korea	101,926,406	-	101,926,406	-
	Switzerland	63,686,042	-	63,686,042	-
	Taiwan	91,378,037	-	91,378,037	-
	Thailand	8,753,889	-	8,753,889	-
	Turkey	26,592,231	-	26,592,231	-
	United Arab Emirates	25,449,448	18,457,210	6,992,238	-

	Total Common Stocks	1,606,016,742	424,553,255	1,181,463,487	-

	Short-Term Investment	64,550,083	-	64,550,083	-

	Total	$1,703,030,391	$433,828,939	$1,269,201,452	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 98.8%

Australia - 1.8%

Amcor Ltd	900,557	$8,408,907
Orica Ltd	347,487	4,223,528
Rio Tinto PLC	465,245	22,281,695

		34,914,130

Belgium - 1.5%

KBC Group NV	438,087	28,186,032

Brazil - 0.6%

Ambev SA ADR	2,774,237	10,875,009

Canada - 3.5%

Canadian National Railway Co (NYSE)	513,099	38,025,767
Suncor Energy Inc (TSE)	1,016,212	28,382,774

		66,408,541

China - 2.0%

Baidu Inc ADR *	90,689	14,383,275
Yum China Holdings Inc	713,837	23,934,955

		38,318,230

Denmark - 2.5%

Carlsberg AS ‘B’	129,262	13,750,771
Novo Nordisk AS ‘B’	743,659	34,154,078

		47,904,849

France - 16.0%

Air Liquide SA	424,533	52,716,613
Danone SA	405,437	28,576,255
Dassault Systemes SE	91,896	10,915,387
Engie SA	1,564,684	22,481,256
EssilorLuxottica SA	164,710	20,878,288
Hermes International	10,097	5,609,495
L’Oreal SA	99,071	22,669,847
Legrand SA	278,359	15,736,317
LVMH Moet Hennessy Louis Vuitton SE	135,256	39,599,674
Pernod Ricard SA	239,639	39,329,653
Schneider Electric SE (XPAR)	683,653	46,373,007

		304,885,792

Germany - 9.2%

Bayer AG	607,642	42,260,745
Beiersdorf AG	398,103	41,523,100
Merck KGaA	220,990	22,747,051
MTU Aero Engines AG	56,571	10,273,386
ProSiebenSat.1 Media SE	684,721	12,183,628
SAP SE	464,865	46,137,677

		175,125,587

Hong Kong - 3.0%

AIA Group Ltd	6,919,351	57,477,733

Israel - 1.1%

Check Point Software Technologies Ltd *	212,538	21,817,026

Italy - 2.1%

Eni SPA	1,299,966	20,535,816
Intesa Sanpaolo SPA	8,802,525	19,599,889

		40,135,705

	Shares	Value
Japan - 13.9%

Daikin Industries Ltd	262,300	$27,870,800
Denso Corp	544,900	24,121,451
FANUC Corp	86,100	13,066,500
Hoya Corp	942,000	56,802,634
Japan Tobacco Inc	1,045,600	24,844,586
Kubota Corp	1,566,900	22,271,474
Kyocera Corp	491,400	24,562,644
Olympus Corp	762,700	23,326,995
Shin-Etsu Chemical Co Ltd	108,600	8,344,042
Terumo Corp	718,200	40,510,140

		265,721,266

Netherlands - 4.6%

Akzo Nobel NV	438,603	35,322,444
ING Groep NV	2,660,655	28,619,569
Randstad NV	505,646	23,183,829

		87,125,842

Singapore - 1.8%

DBS Group Holdings Ltd	1,923,214	33,444,393

Spain - 2.0%

Amadeus IT Group SA	558,854	38,883,689

Sweden - 0.8%

Essity AB ‘B’	634,279	15,591,513

Switzerland - 14.0%

Julius Baer Group Ltd *	386,712	13,781,063
Kuehne + Nagel International AG	24,530	3,157,664
Nestle SA	934,831	75,873,451
Novartis AG	463,409	39,688,288
Roche Holding AG (XVTX)	237,281	58,907,105
Sika AG	112,579	14,300,184
UBS Group AG (XVTX) *	2,931,135	36,560,749
Zurich Insurance Group AG	80,850	24,100,461

		266,368,965

Taiwan - 1.5%

Taiwan Semiconductor Manufacturing Co Ltd ADR	774,058	28,570,481

United Kingdom - 16.2%

Barclays PLC	7,619,644	14,578,425
Compass Group PLC	1,990,051	41,880,263
Diageo PLC	1,018,140	36,382,618
Experian PLC	1,499,608	36,353,364
Just Eat PLC *	1,167,255	8,729,061
Linde PLC	148,480	23,570,252
Prudential PLC	621,889	11,104,730
Reckitt Benckiser Group PLC	420,230	32,179,662
RELX PLC	523,779	10,800,526
RELX PLC *	1,135,671	23,366,708
Rolls-Royce Holdings PLC *	1,845,131	19,438,454
Smiths Group PLC	822,325	14,315,822
Tesco PLC	4,903,104	11,890,815
WPP PLC	2,195,218	23,890,534

		308,481,234

United States - 0.7%

QIAGEN NV *	416,960	14,247,834

Total Common Stocks (Cost $1,901,894,468)		1,884,483,851

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $16,910,200; collateralized by U.S. Treasury Bonds: 4.375% due 11/15/39 and value $17,251,951)	$16,909,730	$16,909,730

Total Short-Term Investment (Cost $16,909,730)		16,909,730

TOTAL INVESTMENTS - 99.7% (Cost $1,918,804,198)		1,901,393,581

OTHER ASSETS & LIABILITIES, NET - 0.3%		6,113,155

NET ASSETS - 100.0%		$1,907,506,736

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	39.0%
Industrial	16.7%
Financial	14.0%
Technology	7.7%
Basic Materials	7.5%
Consumer, Cyclical	7.1%
Communications	3.1%
Others (each less than 3.0%)	4.6%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of December 31, 2018, the Fund’s composition by country of risk as a percentage of net assets was as follows:

United Kingdom	16.2%
France	16.0%
Switzerland	14.0%
Japan	13.9%
Germany	9.2%
Netherlands	4.6%
Canada	3.5%
Hong Kong	3.0%
Others (each less than 3.0%)	19.3%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$34,914,130	$-	$34,914,130	$-
	Belgium	28,186,032	-	28,186,032	-
	Brazil	10,875,009	10,875,009	-	-
	Canada	66,408,541	66,408,541	-	-
	China	38,318,230	38,318,230	-	-
	Denmark	47,904,849	-	47,904,849	-
	France	304,885,792	-	304,885,792	-
	Germany	175,125,587	-	175,125,587	-
	Hong Kong	57,477,733	-	57,477,733	-
	Israel	21,817,026	21,817,026	-	-
	Italy	40,135,705	-	40,135,705	-
	Japan	265,721,266	-	265,721,266	-
	Netherlands	87,125,842	-	87,125,842	-
	Singapore	33,444,393	-	33,444,393	-
	Spain	38,883,689	-	38,883,689	-
	Sweden	15,591,513	-	15,591,513	-
	Switzerland	266,368,965	-	266,368,965	-
	Taiwan	28,570,481	28,570,481	-	-
	United Kingdom	308,481,234	23,570,252	284,910,982	-
	United States	14,247,834	-	14,247,834	-

	Total Common Stocks	1,884,483,851	189,559,539	1,694,924,312	-

	Short-Term Investment	16,909,730	-	16,909,730	-

	Total	$1,901,393,581	$189,559,539	$1,711,834,042	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 97.6%

Australia - 5.5%

Accent Group Ltd	1,549,904	$1,310,507
Altium Ltd	113,189	1,732,518
Ansell Ltd	151,131	2,347,775
Aristocrat Leisure Ltd	201,446	3,101,016
Asaleo Care Ltd	1,589,248	1,023,610
Australian Pharmaceutical Industries Ltd	1,515,074	1,473,252
Aveo Group >>	1,031,052	1,162,038
Charter Hall Group REIT	580,027	3,032,787
Charter Hall Retail REIT	587,985	1,855,496
Inghams Group Ltd	662,112	1,926,417
Mayne Pharma Group Ltd *	1,750,000	954,964
Metcash Ltd	988,242	1,706,815
Nine Entertainment Co Holdings Ltd	1,083,178	1,053,896
Perpetual Ltd	54,805	1,254,094
Sandfire Resources NL	412,740	1,943,482
Seven West Media Ltd *	2,797,391	1,084,177
Shopping Centres Australasia Property Group REIT	1,157,791	2,079,900
Super Retail Group Ltd	301,495	1,494,227
Whitehaven Coal Ltd	629,654	1,918,835

		32,455,806

Austria - 0.3%

AT&S Austria Technologie & Systemtechnik AG	72,978	1,286,746
Vienna Insurance Group AG Wiener Versicherung Gruppe	34,339	797,894

		2,084,640

Belgium - 0.3%

Fagron	103,938	1,698,016

Canada - 6.4%

AGF Management Ltd ‘B’	280,700	991,044
Alaris Royalty Corp	126,900	1,579,278
Artis REIT	187,100	1,266,337
Athabasca Oil Corp *	1,119,000	811,463
Capstone Mining Corp *	2,266,700	1,012,809
Cogeco Communications Inc	35,000	1,686,420
Constellation Software Inc	3,679	2,354,916
Corus Entertainment Inc ‘B’	434,700	1,515,655
Detour Gold Corp *	210,074	1,774,211
Empire Co Ltd ‘A’	107,000	2,259,603
Enerplus Corp (TSE)	359,765	2,798,641
Genworth MI Canada Inc	72,500	2,134,852
International Petroleum Corp *	354,898	1,171,171
Martinrea International Inc	215,400	1,713,481
Medical Facilities Corp	130,700	1,439,883
Parex Resources Inc *	174,200	2,086,266
Points International Ltd *	71,300	710,148
Precision Drilling Corp (TSE) *	597,500	1,037,266
Premier Gold Mines Ltd *	553,200	652,397
Superior Plus Corp	213,200	1,511,702
Torex Gold Resources Inc *	170,000	1,617,565
TransAlta Corp (TSE)	313,400	1,283,260
Transcontinental Inc ‘A’	75,300	1,064,525
Trican Well Service Ltd *	1,034,000	901,304
WestJet Airlines Ltd	92,800	1,223,557
Westshore Terminals Investment Corp	70,167	1,057,747

		37,655,501

China - 1.0%

China Traditional Chinese Medicine Holdings Co Ltd	2,758,000	1,602,371
Gemdale Properties & Investment Corp Ltd	19,651,646	1,856,395

	Shares	Value
Greenland Hong Kong Holdings Ltd	2,300,000	$560,132
Yangzijiang Shipbuilding Holdings Ltd	2,200,600	2,022,002

		6,040,900

Denmark - 2.8%

Alm Brand AS	186,770	1,431,356
D/S Norden AS *	107,948	1,533,967
Dfds AS	60,341	2,435,286
FLSmidth & Co AS	54,037	2,437,327
Rockwool International AS ‘B’	10,250	2,680,412
Royal Unibrew AS	67,305	4,650,305
Spar Nord Bank AS	153,723	1,234,131

		16,402,784

Egypt - 0.3%

Centamin PLC	1,102,351	1,533,830

Finland - 1.2%

Finnair OYJ	220,536	1,791,989
Outotec OYJ *	456,592	1,600,181
Ramirent OYJ	126,400	789,304
Valmet OYJ	146,559	3,018,672

		7,200,146

France - 5.1%

Alstom SA	56,193	2,269,884
Alten SA	25,054	2,088,883
Beneteau SA	88,667	1,166,066
Casino Guichard Perrachon SA	55,000	2,290,381
CGG SA *	908,545	1,198,865
Eiffage SA	39,955	3,340,525
Eramet	29,798	2,056,316
Eutelsat Communications SA	81,034	1,596,463
ICADE REIT	36,526	2,783,742
Ipsen SA	19,130	2,475,167
IPSOS	48,396	1,138,651
Kaufman & Broad SA	31,775	1,215,535
Nexity SA	42,370	1,912,959
Rothschild & Co	25,005	883,748
Teleperformance	22,000	3,519,333

		29,936,518

Germany - 5.2%

Bauer AG	55,514	765,356
Brenntag AG	75,912	3,313,496
Covestro AG ~	37,152	1,839,933
CTS Eventim AG & Co KGaA	46,852	1,749,629
Deutz AG	237,802	1,400,881
DIC Asset AG	120,247	1,253,172
Grand City Properties SA	85,225	1,852,365
Hamburger Hafen und Logistik AG	79,144	1,569,238
HOCHTIEF AG	25,755	3,478,247
LEG Immobilien AG	37,699	3,933,126
Rheinmetall AG	14,253	1,263,939
Salzgitter AG	44,154	1,288,558
Siltronic AG	17,270	1,436,907
Software AG	36,364	1,313,661
TAG Immobilien AG	130,870	2,980,799
Talanx AG *	42,229	1,442,070

		30,881,377

Hong Kong - 2.1%

Cathay Pacific Airways Ltd	1,193,000	1,697,655
Champion REIT	2,636,000	1,803,529
Dah Sing Financial Holdings Ltd	254,200	1,256,786
Hysan Development Co Ltd	525,000	2,496,574
Kerry Properties Ltd	480,371	1,639,547
Lifestyle International Holdings Ltd	926,500	1,404,534

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Melco International Development Ltd	735,000	$1,490,425
PC Partner Group Ltd	1,430,000	318,023

		12,107,073

Israel - 1.7%

AudioCodes Ltd	98,679	974,949
CyberArk Software Ltd *	23,500	1,742,290
Gazit-Globe Ltd	163,039	1,134,869
Israel Discount Bank Ltd ‘A’	752,770	2,322,785
Nova Measuring Instruments Ltd *	84,180	1,917,620
Radware Ltd *	77,602	1,762,341

		9,854,854

Italy - 3.1%

A2A SPA	1,988,666	3,586,508
DiaSorin SPA	22,651	1,838,846
El.En. SPA	35,451	516,616
ERG SPA	90,769	1,718,058
Fiera Milano SPA *	227,231	869,128
Fincantieri SPA *	1,068,181	1,130,892
Iren SPA	620,194	1,489,451
Moncler SPA	67,832	2,257,288
Piaggio & C SPA	699,767	1,468,727
Technogym SPA ~	227,671	2,442,606
Unieuro SPA ~	96,344	1,071,096

		18,389,216

Japan - 23.5%

Asahi Diamond Industrial Co Ltd	234,000	1,297,552
Avex Inc	97,000	1,228,572
Capcom Co Ltd	177,400	3,517,401
Daiho Corp	67,400	2,167,950
Denka Co Ltd	112,600	3,169,227
DIC Corp	64,400	1,970,211
DMG Mori Co Ltd	143,500	1,611,741
Financial Products Group Co Ltd	179,800	1,836,257
Fudo Tetra Corp	104,540	1,614,741
Geo Holdings Corp	98,100	1,489,396
Glory Ltd	61,000	1,371,775
Goldcrest Co Ltd	87,000	1,258,494
Gunze Ltd	7,711	290,948
Ichikoh Industries Ltd	132,311	665,039
Ishihara Sangyo Kaisha Ltd *	152,800	1,493,503
Itochu Enex Co Ltd	127,700	1,116,650
Japan Aviation Electronics Industry Ltd	113,100	1,301,564
Jeol Ltd	102,400	1,536,126
Juki Corp	130,700	1,318,734
Kaken Pharmaceutical Co Ltd	33,300	1,478,586
Kato Works Co Ltd	48,600	1,123,144
Kinden Corp	98,400	1,593,225
Kito Corp	86,700	1,187,460
Kobe Bussan Co Ltd	105,300	3,101,789
Kojima Co Ltd *	252,500	1,095,620
Kokuyo Co Ltd	178,800	2,611,635
KYORIN Holdings Inc	62,100	1,356,533
LAC Co Ltd	136,000	1,664,282
Leopalace21 Corp	331,600	1,314,755
Look Holdings Inc	88,941	785,474
Marvelous Inc	118,200	844,804
Megmilk Snow Brand Co Ltd	75,500	1,954,514
Meidensha Corp	79,400	998,808
Meitec Corp	44,200	1,793,598
Mito Securities Co Ltd	283,200	663,234
Mitsui Matsushima Holdings Co Ltd	67,100	831,678
Morinaga & Co Ltd	74,800	3,209,511
Nagase & Co Ltd	108,100	1,488,721
NichiiGakkan Co Ltd	63,759	597,114
Nippon Steel & Sumitomo Metal Corp	102,169	1,755,354
Nippon Thompson Co Ltd	163,973	725,149
Nippon Yakin Kogyo Co Ltd	1,004,100	2,116,541
Nissin Kogyo Co Ltd	103,900	1,316,418

	Shares	Value
Nojima Corp	70,100	$1,420,822
North Pacific Bank Ltd	474,158	1,264,572
Okumura Corp	57,300	1,669,559
Open House Co Ltd	69,800	2,350,111
OSJB Holdings Corp	397,100	1,033,970
Press Kogyo Co Ltd	321,200	1,577,878
Raito Kogyo Co Ltd	111,900	1,490,861
Rengo Co Ltd	228,700	1,804,417
Roland DG Corp	79,800	1,530,611
Round One Corp	255,000	2,616,612
Ryobi Ltd	72,400	1,721,228
Sanken Electric Co Ltd	96,800	1,803,608
Sankyu Inc	43,500	1,964,188
Sanwa Holdings Corp	196,700	2,233,313
Seven Bank Ltd	874,300	2,495,817
Shindengen Electric Manufacturing Co Ltd	33,100	1,138,939
Shinko Electric Industries Co Ltd	262,300	1,671,245
Shinoken Group Co Ltd	186,200	1,154,118
Ship Healthcare Holdings Inc	61,900	2,288,676
Sojitz Corp	464,200	1,607,382
Sumitomo Mitsui Construction Co Ltd	273,300	1,660,351
Sumitomo Seika Chemicals Co Ltd	37,400	1,431,613
T-Gaia Corp	58,300	1,100,459
Takara Leben Co Ltd	302,600	833,019
Tamron Co Ltd	53,500	761,273
The Musashino Bank Ltd	61,400	1,415,134
The Okinawa Electric Power Co Inc	111,650	2,168,094
Tobishima Corp	93,120	1,182,493
Tocalo Co Ltd	163,600	1,255,107
Toho Holdings Co Ltd	114,100	2,790,791
Toho Zinc Co Ltd	44,300	1,347,460
Tokyu Construction Co Ltd	115,800	1,046,229
Tosei Corp	227,900	1,734,997
Toshiba Machine Co Ltd	86,000	1,530,593
Toyo Construction Co Ltd	277,658	955,093
Toyota Boshoku Corp	75,500	1,118,173
Tsugami Corp	212,000	1,231,407
Ube Industries Ltd	60,800	1,229,579
UKC Holdings Corp	45,100	751,204
Ulvac Inc	84,964	2,452,905
Unipres Corp	93,500	1,576,744
United Arrows Ltd	47,000	1,497,604
Unitika Ltd *	325,400	1,375,313
V Technology Co Ltd	12,100	1,365,461
Wacom Co Ltd	425,400	1,758,848
Yumeshin Holdings Co Ltd	99,000	711,761
Yurtec Corp	172,400	1,338,560

		138,322,020

Jordan - 0.3%

Hikma Pharmaceuticals PLC	85,776	1,875,751

Luxembourg - 0.3%

Orion Engineered Carbons SA	67,156	1,697,704

Malta - 0.4%

Kindred Group PLC SDR	239,322	2,200,015

Netherlands - 3.2%

ASR Nederland NV	113,013	4,471,806
BE Semiconductor Industries NV	62,446	1,316,372
Flow Traders 144A ~	56,130	1,791,584
Heijmans NV CVA *	92,307	846,322
Intertrust NV ~	61,348	1,029,906
Koninklijke Volkerwessels NV	56,255	890,386
NN Group NV	66,515	2,644,542
OCI NV *	103,973	2,123,322

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
SBM Offshore NV	144,166	$2,130,115
Signify NV ~	81,710	1,911,483

		19,155,838

New Zealand - 0.7%

Air New Zealand Ltd	1,242,133	2,587,771
Z Energy Ltd	361,688	1,334,223

		3,921,994

Norway - 0.7%

Aker Solutions ASA *	302,930	1,390,164
Norway Royal Salmon ASA	65,039	1,346,439
Norwegian Finans Holding ASA *	163,953	1,270,941

		4,007,544

Peru - 0.2%

Hochschild Mining PLC	717,386	1,429,880

Portugal - 0.2%

Sonae SGPS SA	1,620,170	1,506,057

Singapore - 2.2%

Best World International Ltd	1,324,200	2,553,455
First Resources Ltd	1,080,000	1,223,710
IGG Inc	1,892,000	2,594,605
Mapletree Commercial Trust REIT	1,818,400	2,200,262
Mapletree Logistics Trust REIT	2,610,460	2,414,620
Mapletree North Asia Commercial Trust REIT	2,091,900	1,750,269

		12,736,921

South Korea - 6.0%

Bluecom Co Ltd	154,334	575,732
Cheil Worldwide Inc	107,504	2,166,698
Chong Kun Dang Pharmaceutical Corp	18,256	1,669,576
Daesang Corp	63,448	1,429,236
DB Insurance Co Ltd	26,521	1,670,277
Dong-A ST Co Ltd	18,666	1,748,648
Doosan Bobcat Inc	45,901	1,299,558
Grand Korea Leisure Co Ltd	81,040	1,808,207
GS Engineering & Construction Corp	40,773	1,599,119
Hotel Shilla Co Ltd	18,821	1,290,973
Huchems Fine Chemical Corp	81,239	1,749,533
Korea Gas Corp *	35,737	1,544,683
Kumho Petrochemical Co Ltd	24,000	1,879,130
Lotte Chilsung Beverage Co Ltd	892	1,119,197
LOTTE Fine Chemical Co Ltd	42,309	1,558,366
LOTTE Himart Co Ltd	33,596	1,407,720
OCI Co Ltd	17,741	1,704,260
SFA Engineering Corp	57,980	1,800,873
Silicon Works Co Ltd	64,280	1,941,545
SK Discovery Co Ltd	44,754	1,046,536
SL Corp	84,644	1,513,369
Soulbrain Co Ltd	30,432	1,299,729
UniTest Inc	128,910	1,216,111

		35,039,076

Spain - 3.2%

Almirall SA	93,148	1,426,027
Atento SA	172,080	690,041
Atlantica Yield PLC	106,831	2,093,888
Bankinter SA	323,663	2,597,106
Cia de Distribucion Integral Logista Holdings SA	76,309	1,909,397
Construcciones y Auxiliar de Ferrocarriles SA	42,074	1,744,776
Enagas SA	141,574	3,827,032
Ence Energia y Celulosa SA	518,688	3,259,482
Talgo SA * ~	174,922	1,073,766

		18,621,515

	Shares	Value
Sweden - 3.1%

Betsson AB	242,743	$2,007,757
Evolution Gaming Group AB ~	33,404	1,928,751
Fastighets AB Balder ‘B’ *	57,460	1,638,070
Hemfosa Fastigheter AB	177,501	1,400,704
Holmen AB ‘B’	108,954	2,154,630
JM AB	75,331	1,475,608
NetEnt AB	384,672	1,583,657
Nobina AB 144A ~	190,083	1,282,113
Nyfosa AB *	177,501	856,267
SSAB AB ‘A’	593,124	2,045,584
Wihlborgs Fastigheter AB	175,576	2,035,610

		18,408,751

Switzerland - 6.2%

Adecco Group AG	63,825	2,999,927
Baloise Holding AG	24,537	3,387,597
Barry Callebaut AG	1,827	2,851,327
BKW AG	28,849	2,017,443
Bucher Industries AG	5,420	1,462,043
Cembra Money Bank AG	27,517	2,183,318
Coca-Cola HBC AG	138,458	4,333,416
Galenica AG ~	40,181	1,769,955
Georg Fischer AG	3,496	2,804,770
Julius Baer Group Ltd	82,102	2,925,828
Logitech International SA	65,876	2,080,929
Oriflame Holding AG	114,014	2,564,538
PSP Swiss Property AG	28,475	2,808,176
Siegfried Holding AG	6,154	2,104,748

		36,294,015

United Kingdom - 10.9%

Aggreko PLC	164,555	1,534,305
Auto Trader Group PLC ~	410,265	2,380,927
Barratt Developments PLC	213,500	1,259,377
Bellway PLC	100,983	3,239,988
Brewin Dolphin Holdings PLC	365,461	1,500,825
Charter Court Financial Services Group PLC ~	390,632	1,244,749
Cobham PLC *	1,705,593	2,126,545
Computacenter PLC	112,069	1,437,588
Dialog Semiconductor PLC *	76,830	1,990,946
Drax Group PLC	520,000	2,378,956
EI Group PLC *	557,008	1,289,291
Fevertree Drinks PLC	75,879	2,127,674
Great Portland Estates PLC REIT	312,964	2,630,784
Gulf Keystone Petroleum Ltd *	416,110	953,302
Hansteen Holdings PLC REIT	782,756	924,370
Hiscox Ltd	173,402	3,583,958
IG Group Holdings PLC	242,797	1,765,189
Inchcape PLC	285,244	2,007,199
J.D. Wetherspoon PLC	114,268	1,619,477
JPJ Group PLC *	260,049	2,116,233
Man Group PLC	1,113,683	1,886,917
OneSavings Bank PLC	357,732	1,595,685
Paragon Banking Group PLC	374,517	1,843,357
Persimmon PLC	110,194	2,713,613
Premier Oil PLC *	1,780,610	1,502,690
QinetiQ Group PLC	885,753	3,234,748
Rightmove PLC	331,870	1,828,966
Saga PLC	1,308,908	1,727,573
Stagecoach Group PLC	517,919	874,685
Tate & Lyle PLC	338,771	2,850,661
Taylor Wimpey PLC	1,294,644	2,251,201
The Restaurant Group PLC	299,506	544,376
Vesuvius PLC	217,649	1,404,995
WH Smith PLC	70,571	1,548,085

		63,919,235

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
United States - 1.5%

Argonaut Gold Inc *	1,072,100	$1,225,078
BRP Inc	72,200	1,868,992
ICON PLC *	31,797	4,108,490
IMAX Corp *	92,100	1,732,401

		8,934,961

Total Common Stocks (Cost $606,828,939)		574,311,938

	Principal Amount

SHORT-TERM INVESTMENT - 1.7%

Repurchase Agreement - 1.7%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $10,024,952; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $10,226,206)	$10,024,673	10,024,673

Total Short-Term Investment (Cost $10,024,673)		10,024,673

TOTAL INVESTMENTS - 99.3% (Cost $616,853,612)		584,336,611

OTHER ASSETS & LIABILITIES, NET - 0.7%		3,856,970

NET ASSETS - 100.0%		$588,193,581

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	20.5%
Industrial	17.6%
Consumer, Cyclical	17.2%
Consumer, Non-Cyclical	15.2%
Basic Materials	8.6%
Technology	7.6%
Energy	4.0%
Utilities	3.6%
Communications	3.3%
Others (each less than 3.0%)	1.7%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	As of December 31, 2018, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	23.5%
United Kingdom	10.9%
Canada	6.4%
Switzerland	6.2%
South Korea	6.0%
Australia	5.5%
Germany	5.2%
France	5.1%
Netherlands	3.2%
United States (Includes Short-Term Investment)	3.2%
Spain	3.2%
Sweden	3.1%
Italy	3.1%
Others (each less than 3.0%)	14.7%

99.3%
Other Assets & Liabilities, Net	0.7%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$32,455,806	$-	$32,455,806	$-
	Austria	2,084,640	797,894	1,286,746	-
	Belgium	1,698,016	-	1,698,016	-
	Canada	37,655,501	36,484,330	1,171,171	-
	China	6,040,900	-	6,040,900	-
	Denmark	16,402,784	-	16,402,784	-
	Egypt	1,533,830	-	1,533,830	-
	Finland	7,200,146	-	7,200,146	-
	France	29,936,518	-	29,936,518	-
	Germany	30,881,377	-	30,881,377	-
	Hong Kong	12,107,073	-	12,107,073	-
	Israel	9,854,854	6,397,200	3,457,654	-
	Italy	18,389,216	-	18,389,216	-
	Japan	138,322,020	-	138,322,020	-
	Jordan	1,875,751	-	1,875,751	-
	Luxembourg	1,697,704	1,697,704	-	-
	Malta	2,200,015	-	2,200,015	-
	Netherlands	19,155,838	-	19,155,838	-
	New Zealand	3,921,994	-	3,921,994	-
	Norway	4,007,544	1,346,439	2,661,105	-
	Peru	1,429,880	-	1,429,880	-
	Portugal	1,506,057	-	1,506,057	-
	Singapore	12,736,921	-	12,736,921	-
	South Korea	35,039,076	1,119,197	33,919,879	-
	Spain	18,621,515	2,783,929	15,837,586	-
	Sweden	18,408,751	856,267	17,552,484	-
	Switzerland	36,294,015	-	36,294,015	-
	United Kingdom	63,919,235	4,877,471	59,041,764	-
	United States	8,934,961	8,934,961	-	-

	Total Common Stocks	574,311,938	65,295,392	509,016,546	-

	Short-Term Investment	10,024,673	-	10,024,673	-

	Total	$584,336,611	$65,295,392	$519,041,219	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
PREFERRED STOCKS - 0.5%

Brazil - 0.5%

Telefonica Brasil SA	674,200	$8,039,832

Total Preferred Stocks (Cost $8,572,592)		8,039,832

COMMON STOCKS - 97.1%

Argentina - 0.6%

YPF SA ADR	680,732	9,115,001

Belgium - 1.1%

Ageas	414,929	18,678,288

Brazil - 0.2%

Petroleo Brasileiro SA ADR	298,693	3,885,996

Canada - 2.3%

ARC Resources Ltd	627,020	3,720,233
Barrick Gold Corp (TSE)	1,285,842	17,358,679
Cameco Corp (NYSE)	438,556	4,977,610
Eldorado Gold Corp *	368,340	1,060,818
Kinross Gold Corp *	2,390,025	7,743,681
Tourmaline Oil Corp	267,858	3,331,548

		38,192,569

China - 5.6%

China Mobile Ltd	2,486,379	24,059,678
China Telecom Corp Ltd ‘H’	47,381,617	24,276,766
China Unicom Hong Kong Ltd	22,914,799	24,413,586
Dongfeng Motor Group Co Ltd ‘H’	20,785,143	18,891,307

		91,641,337

Denmark - 1.2%

AP Moller - Maersk AS ‘B’	15,643	19,677,814

Finland - 0.5%

Nokia OYJ (OMXH)	1,531,243	8,889,043

France - 11.7%

Air France-KLM *	1,934,728	21,010,622
Alstom SA	360,364	14,556,697
BNP Paribas SA	576,658	26,042,288
Cie de Saint-Gobain	860,318	28,559,530
Engie SA	1,175,445	16,888,701
Renault SA	74,259	4,625,822
Rexel SA	1,447,057	15,414,186
Societe Generale SA	664,731	21,074,993
TOTAL SA	822,477	43,381,639

		191,554,478

Germany - 3.2%

CECONOMY AG	988,162	3,561,858
E.ON SE	1,642,149	16,210,170
METRO AG	960,989	14,786,845
RWE AG	623,499	13,579,720
Salzgitter AG	126,854	3,702,014

		51,840,607

	Shares	Value
India - 1.1%

Canara Bank *	1,798,453	$7,078,538
NTPC Ltd	5,079,914	10,839,590

		17,918,128

Ireland - 0.9%

Bank of Ireland Group PLC	2,803,562	15,592,633

Italy - 6.4%

Assicurazioni Generali SPA	1,483,631	24,797,375
BPER Banca	2,787,603	10,736,678
Eni SPA	2,076,913	32,809,398
Saipem SPA *	3,611,237	13,532,667
UniCredit SPA	2,026,249	22,951,117

		104,827,235

Japan - 27.0%

Benesse Holdings Inc	145,458	3,700,234
Canon Inc	526,868	14,497,140
Chiyoda Corp	639,073	1,795,699
Citizen Watch Co Ltd	1,416,616	6,976,550
Dai-ichi Life Holdings Inc	1,113,443	17,291,364
DeNA Co Ltd	584,991	9,757,535
Eisai Co Ltd	178,004	13,781,038
Fuji Media Holdings Inc	315,849	4,354,758
Fujitsu Ltd	371,749	23,173,403
Gree Inc	1,387,472	5,483,170
Hitachi Metals Ltd	1,005,136	10,453,948
Honda Motor Co Ltd	1,309,156	34,489,793
Ibiden Co Ltd	506,268	7,114,611
Inpex Corp	1,894,680	16,788,414
JGC Corp	955,101	13,442,356
JSR Corp	1,169,759	17,558,700
Mitsubishi Estate Co Ltd	644,700	10,143,389
Mitsubishi Heavy Industries Ltd	665,665	23,885,625
Mitsubishi UFJ Financial Group Inc	5,348,702	26,249,570
Mizuho Financial Group Inc	17,474,330	27,036,903
Nikon Corp	573,176	8,537,520
Nippon Television Holdings Inc	611,355	9,000,212
Nomura Holdings Inc	3,136,200	11,884,966
Shimamura Co Ltd	163,031	12,484,186
Sumitomo Mitsui Financial Group Inc	877,882	28,939,433
Sumitomo Mitsui Trust Holdings Inc	561,270	20,439,748
T&D Holdings Inc	1,812,645	20,967,817
Takeda Pharmaceutical Co Ltd	664,389	22,519,114
Yahoo Japan Corp	8,436,145	20,986,758

		443,733,954

Netherlands - 3.7%

ING Groep NV	1,981,490	21,314,071
PostNL NV	2,936,889	6,716,510
Royal Dutch Shell PLC ‘B’	1,095,435	32,750,751

		60,781,332

Russia - 2.6%

Gazprom PJSC ADR (OTC)	9,968	44,059
Gazprom PJSC ADR (SEAQ)	4,745,952	21,011,829
LUKOIL PJSC ADR (OTC)	400	28,536
LUKOIL PJSC ADR (SEAQ)	187,087	13,398,173
Sberbank of Russia PJSC ADR (OTC)	510	5,590
Sberbank of Russia PJSC ADR (SEAQ)	724,418	7,933,222

		42,421,409

South Africa - 3.1%

Anglo American Platinum Ltd	232,547	8,669,982
Anglo American PLC	1,032,639	23,090,491
Gold Fields Ltd ADR	4,327,058	15,231,244
Impala Platinum Holdings Ltd *	1,574,427	4,016,123

		51,007,840

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value

South Korea - 4.7%

KB Financial Group Inc	415,523	$17,334,294
Kia Motors Corp	690,199	20,803,887
KT Corp ADR	1,604,998	22,823,072
Shinhan Financial Group Co Ltd	451,550	16,010,197

		76,971,450

Spain - 1.1%

CaixaBank SA (SIBE)	4,777,161	17,300,162

Sweden - 1.0%

Telefonaktiebolaget LM Ericsson ‘B’	1,902,202	16,838,210

Switzerland - 5.5%

Adecco Group AG	499,284	23,467,538
Julius Baer Group Ltd *	443,104	15,790,677
LafargeHolcim Ltd (XVTX) *	476,189	19,651,629
UBS Group AG (XVTX) *	2,495,504	31,127,019

		90,036,863

Taiwan - 0.9%

MediaTek Inc (Taiwan)	1,029,384	7,661,190
Shin Kong Financial Holding Co Ltd	27,113,158	7,929,012

		15,590,202

United Kingdom - 12.7%

AstraZeneca PLC	211,962	15,822,099
BP PLC	6,522,946	41,236,025
BT Group PLC	6,541,440	19,889,860
Centrica PLC	10,287,264	17,745,229
HSBC Holdings PLC	4,590,199	37,867,907
J Sainsbury PLC	5,071,312	17,143,563
Kingfisher PLC	4,829,265	12,697,540
Land Securities Group PLC REIT	608,499	6,247,976
Marks & Spencer Group PLC	3,886,660	12,190,101
Standard Chartered PLC	2,778,230	21,591,453
The British Land Co PLC REIT	895,572	6,090,126

		208,521,879

Total Common Stocks (Cost $1,830,811,283)		1,595,016,430

EXCHANGE-TRADED FUND - 0.1%

iShares Core MSCI EAFE	29,500	1,622,500

Total Exchange-Traded Fund (Cost $1,667,830)		1,622,500

	Principal Amount	Value
SHORT-TERM INVESTMENT - 2.0%

Repurchase Agreement - 2.0%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $32,523,149; collateralized by U.S. Treasury Inflation Index Bonds: 2.500% due 01/15/29 and value $33,177,130)	$32,522,246	$32,522,246

Total Short-Term Investment (Cost $32,522,246)		32,522,246

TOTAL INVESTMENTS - 99.7% (Cost $1,873,573,951)		1,637,201,008

OTHER ASSETS & LIABILITIES, NET - 0.3%		4,513,110

NET ASSETS - 100.0%		$1,641,714,118

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	31.4%
Energy	14.3%
Communications	11.2%
Consumer, Cyclical	9.9%
Industrial	8.8%
Basic Materials	6.9%
Consumer, Non-Cyclical	6.8%
Utilities	4.6%
Technology	3.7%
Others (each less than 3.0%)	2.1%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of December 31, 2018, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	27.0%
United Kingdom	12.7%
France	11.7%
Italy	6.4%
China	5.6%
Switzerland	5.5%
South Korea	4.7%
Netherlands	3.7%
Germany	3.2%
South Africa	3.1%
Others (each less than 3.0%)	16.1%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$8,039,832	$-	$8,039,832	$-
	Common Stocks
	Argentina	9,115,001	9,115,001	-	-
	Belgium	18,678,288	-	18,678,288	-
	Brazil	3,885,996	3,885,996	-	-
	Canada	38,192,569	38,192,569	-	-
	China	91,641,337	-	91,641,337	-
	Denmark	19,677,814	-	19,677,814	-
	Finland	8,889,043	-	8,889,043	-
	France	191,554,478	-	191,554,478	-
	Germany	51,840,607	3,561,858	48,278,749	-
	India	17,918,128	-	17,918,128	-
	Ireland	15,592,633	-	15,592,633	-
	Italy	104,827,235	-	104,827,235	-
	Japan	443,733,954	-	443,733,954	-
	Netherlands	60,781,332	-	60,781,332	-
	Russia	42,421,409	78,185	42,343,224	-
	South Africa	51,007,840	15,231,244	35,776,596	-
	South Korea	76,971,450	22,823,072	54,148,378	-
	Spain	17,300,162	-	17,300,162	-
	Sweden	16,838,210	-	16,838,210	-
	Switzerland	90,036,863	-	90,036,863	-
	Taiwan	15,590,202	-	15,590,202	-
	United Kingdom	208,521,879	-	208,521,879	-

	Total Common Stocks	1,595,016,430	92,887,925	1,502,128,505	-

	Exchange-Traded Fund	1,622,500	1,622,500	-	-
	Short-Term Investment	32,522,246	-	32,522,246	-

	Total	$1,637,201,008	$94,510,425	$1,542,690,583	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 97.7%

Consumer, Non-Cyclical - 96.7%

Abbott Laboratories	299,400	$21,655,602
ACADIA Pharmaceuticals Inc *	42,500	687,225
Acceleron Pharma Inc *	45,100	1,964,105
Agios Pharmaceuticals Inc *	18,000	829,980
Alexion Pharmaceuticals Inc *	19,800	1,927,728
Align Technology Inc *	6,700	1,403,181
Allakos Inc *	6,885	359,879
Allergan PLC	41,572	5,556,513
Allogene Therapeutics Inc *	7,342	197,720
Alnylam Pharmaceuticals Inc *	9,400	685,354
Amedisys Inc *	28,500	3,337,635
AmerisourceBergen Corp	25,700	1,912,080
Amgen Inc	32,619	6,349,941
Amicus Therapeutics Inc *	25,865	247,787
AnaptysBio Inc *	2,400	153,096
Anthem Inc	41,200	10,820,356
Apellis Pharmaceuticals Inc *	24,549	323,801
Arena Pharmaceuticals Inc *	28,952	1,127,680
Arvinas Inc *	5,310	68,233
Assembly Biosciences Inc *	5,767	130,450
AstraZeneca PLC (United Kingdom)	77,262	5,767,293
AstraZeneca PLC ADR (United Kingdom)	43,700	1,659,726
Baxter International Inc	63,400	4,172,988
Becton Dickinson & Co	26,481	5,966,699
Biogen Inc *	19,888	5,984,697
Biohaven Pharmaceutical Holding Co Ltd *	14,874	550,041
BioMarin Pharmaceutical Inc *	37,300	3,176,095
Blueprint Medicines Corp *	4,000	215,640
Boston Scientific Corp *	481,488	17,015,786
Bristol-Myers Squibb Co	176,248	9,161,371
Cellectis SA ADR * (France)	17,395	289,627
Centene Corp *	49,800	5,741,940
Charles River Laboratories International Inc *	10,700	1,211,026
Checkpoint Therapeutics Inc *	49,300	89,726
Chugai Pharmaceutical Co Ltd (Japan)	18,400	1,067,185
Cigna Corp	49,100	9,325,072
ConvaTec Group PLC ~ (United Kingdom)	1,042,800	1,847,111
Corbus Pharmaceuticals Holdings Inc *	44,300	258,712
Cytokinetics Inc *	13,100	82,792
Daiichi Sankyo Co Ltd (Japan)	34,100	1,090,713
DaVita Inc *	24,200	1,245,332
Edwards Lifesciences Corp *	28,100	4,304,077
Eidos Therapeutics Inc *	9,031	124,267
Elanco Animal Health Inc *	12,425	391,760
Eli Lilly & Co	78,000	9,026,160
Establishment Labs Holdings Inc * (Costa Rica)	5,000	137,100
Exact Sciences Corp *	15,700	990,670
Galapagos NV ADR * (Belgium)	6,600	605,484
Genmab AS * (Denmark)	5,700	937,196
Gilead Sciences Inc	125,200	7,831,260
Guardant Health Inc *	5,485	206,181
Halozyme Therapeutics Inc *	28,700	419,881
HCA Healthcare Inc	24,591	3,060,350
HealthEquity Inc *	14,700	876,855
Hua Medicine * ~ (China)	358,000	379,465
Humana Inc	31,800	9,110,064
Illumina Inc *	6,100	1,829,573
ImmunoGen Inc *	39,700	190,560
Incyte Corp *	39,500	2,511,805
InflaRx NV * (Germany)	33,941	1,234,434
Innovent Biologics Inc * ~ (China)	28,500	87,715
Insmed Inc *	57,081	748,903
Intercept Pharmaceuticals Inc *	2,200	221,738
Intuitive Surgical Inc *	12,600	6,034,392
IQVIA Holdings Inc *	11,800	1,370,806

	Shares	Value
LHC Group Inc *	3,867	$363,034
Masimo Corp *	44,200	4,745,754
McKesson Corp	8,200	905,854
Medtronic PLC	155,958	14,185,940
Merck & Co Inc	191,266	14,614,635
Merck KGaA (Germany)	32,700	3,365,892
Mirati Therapeutics Inc *	4,400	186,648
Nektar Therapeutics *	8,500	279,395
Nevro Corp *	14,800	575,572
Novartis AG ADR (Switzerland)	25,600	2,196,736
Novo Nordisk AS ADR (Denmark)	88,100	4,058,767
Ovid therapeutics Inc *	4,674	11,311
Pfizer Inc	562,521	24,554,042
Principia Biopharma Inc *	4,607	126,186
QIAGEN NV *	55,700	1,918,865
Quest Diagnostics Inc	39,600	3,297,492
Ra Pharmaceuticals Inc *	39,748	723,414
Reata Pharmaceuticals Inc ‘A’ *	12,131	680,549
Regeneron Pharmaceuticals Inc *	7,875	2,941,312
ResMed Inc	38,400	4,372,608
Rubius Therapeutics Inc *	1,555	25,004
Sanofi (France)	24,200	2,099,346
Sanofi ADR (France)	46,500	2,018,565
Sarepta Therapeutics Inc *	37,596	4,102,851
Seattle Genetics Inc *	58,200	3,297,612
Service Corp International	56,200	2,262,612
SI-BONE Inc *	11,266	235,347
Spark Therapeutics Inc *	10,470	409,796
Stryker Corp	67,500	10,580,625
Sutro Biopharma Inc *	3,560	32,111
Syndax Pharmaceuticals Inc *	18,086	80,483
Teladoc Health Inc *	37,800	1,873,746
Teleflex Inc	9,900	2,558,952
TESARO Inc *	23,557	1,749,107
Teva Pharmaceutical Industries Ltd ADR (Israel)	67,500	1,040,850
The Medicines Co *	24,400	467,016
Theravance Biopharma Inc *	5,400	138,186
Thermo Fisher Scientific Inc	31,900	7,138,901
Tricida Inc *	10,715	252,660
Ultragenyx Pharmaceutical Inc *	20,100	873,948
UnitedHealth Group Inc	125,301	31,214,985
Urovant Sciences Ltd * (United Kingdom)	7,599	50,077
Vertex Pharmaceuticals Inc *	38,700	6,412,977
WellCare Health Plans Inc *	10,900	2,573,381
WuXi AppTec Co Ltd ‘H’ * ~ (China)	126,200	1,095,920
Wuxi Biologics Cayman Inc * ~ (China)	120,500	769,822
Zimmer Biomet Holdings Inc	10,600	1,099,432
Zoetis Inc	62,500	5,346,250

		362,193,182

Industrial - 1.0%

Agilent Technologies Inc	36,300	2,448,798
PerkinElmer Inc	14,400	1,131,120

		3,579,918

Total Common Stocks (Cost $304,273,655)		365,773,100

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
SHORT-TERM INVESTMENT - 2.5%

Repurchase Agreement - 2.5%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $9,470,028; collateralized by U.S. Treasury Bond: 4.375% due 11/15/39 and value $9,660,847)	$9,469,765	$9,469,765

Total Short-Term Investment (Cost $9,469,765)		9,469,765

TOTAL INVESTMENTS - 100.2% (Cost $313,743,420)		375,242,865

DERIVATIVES - 0.0% (See Note (b) in Notes to Schedule of Investments)		45,744

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(611,798)

NET ASSETS - 100.0%		$374,676,811

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by health care sector as a percentage of net assets was as follows:

Medical-Drugs	26.7%
Medical-HMO	15.9%
Medical-Biomedical/Gene	14.7%
Medical Instruments	11.8%
Medical Products	11.8%
Others (each less than 3.0%)	16.8%

	97.7%
Short-Term Investment	2.5%
Derivatives	0.0%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Forward foreign currency contracts outstanding as of December 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	3,678,589	EUR	3,167,300	01/19	WBC	$45,744	$-

Total Forward Foreign Currency Contracts						$45,744	$-

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Consumer, Non-Cyclical	$362,193,182	$345,248,624	$16,944,558	$-
	Industrial	3,579,918	3,579,918	-	-

	Total Common Stocks	365,773,100	348,828,542	16,944,558	-

	Short-Term Investment	9,469,765	-	9,469,765	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	45,744	-	45,744	-

	Total	$375,288,609	$348,828,542	$26,460,067	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

REAL ESTATE PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 99.3%

Consumer, Cyclical - 4.3%

Extended Stay America Inc	272,750	$4,227,625
Hilton Grand Vacations Inc *	133,720	3,528,871
Hilton Worldwide Holdings Inc	119,180	8,557,124

		16,313,620

Financial - 93.1%

Alexandria Real Estate Equities Inc REIT	138,690	15,982,636
American Homes 4 Rent ‘A’ REIT	335,320	6,656,102
American Tower Corp REIT	28,842	4,562,516
Apartment Investment & Management Co ‘A’ REIT	283,910	12,457,971
AvalonBay Communities Inc REIT	135,688	23,616,496
Boston Properties Inc REIT	58,130	6,542,531
Corporate Office Properties Trust REIT	118,310	2,488,059
Crown Castle International Corp REIT	34,695	3,768,918
CubeSmart REIT	209,990	6,024,613
Duke Realty Corp REIT	213,080	5,518,772
EPR Properties REIT	122,800	7,862,884
Equinix Inc REIT	70,880	24,989,453
Equity LifeStyle Properties Inc REIT	64,130	6,228,947
Equity Residential REIT	60,900	4,020,009
Essex Property Trust Inc REIT	71,765	17,597,496
Extra Space Storage Inc REIT	138,950	12,572,196
First Industrial Realty Trust Inc REIT	107,840	3,112,262
HCP Inc REIT	132,770	3,708,266
Healthcare Trust of America Inc ‘A’ REIT	427,290	10,814,710
Hudson Pacific Properties Inc REIT	160,240	4,656,574
Invitation Homes Inc REIT	770,790	15,477,463
Kilroy Realty Corp REIT	130,660	8,215,901
Liberty Property Trust REIT	106,710	4,469,015
Physicians Realty Trust REIT	206,250	3,306,188
Prologis Inc REIT	455,346	26,737,917
Public Storage REIT	34,570	6,997,314
Regency Centers Corp REIT	246,500	14,464,620
Simon Property Group Inc REIT	130,140	21,862,219
Spirit Realty Capital Inc REIT	178,306	6,285,286
STORE Capital Corp REIT	395,070	11,184,432
Sun Communities Inc REIT	102,449	10,420,088
Sunstone Hotel Investors Inc REIT	506,101	6,584,374
Tanger Factory Outlet Centers Inc REIT	120,215	2,430,747
Taubman Centers Inc REIT	74,950	3,409,476
Terreno Realty Corp REIT	82,590	2,904,690
VICI Properties Inc REIT	105,785	1,986,642
Vornado Realty Trust REIT	55,110	3,418,473
Welltower Inc REIT	272,220	18,894,790
Weyerhaeuser Co REIT	107,490	2,349,731

		354,580,777

Technology - 1.9%

InterXion Holding NV * (Netherlands)	131,900	7,143,704

Total Common Stocks (Cost $386,998,243)		378,038,101

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $1,446,181; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $1,478,311)	$1,446,141	$1,446,141

Total Short-Term Investment (Cost $1,446,141)		1,446,141

TOTAL INVESTMENTS - 99.7% (Cost $388,444,384)		379,484,242

OTHER ASSETS & LIABILITIES, NET - 0.3%		1,167,443

NET ASSETS - 100.0%		$380,651,685

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by property sector as a percentage of net assets was as follows:

REITS-Apartments	21.0%
REITS-Diversified	14.3%
REITS-Office Property	9.9%
REITS-Warehouse/Industrial	9.8%
REITS-Health Care	9.6%
REITS-Regional Malls	7.3%
REITS-Storage	6.7%
REITS-Single Tenant	4.6%
REITS-Manufactured Homes	4.4%
Hotels & Motels	4.3%
REITS-Shopping Centers	3.8%
Others (each less than 3.0%)	3.6%

99.3%
Short-Term Investment	0.4%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$378,038,101	$378,038,101	$-	$-
	Short-Term Investment	1,446,141	-	1,446,141	-

	Total	$379,484,242	$378,038,101	$1,446,141	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 97.8%

Communications - 28.4%

Alibaba Group Holding Ltd ADR * (China)	6,534	$895,615
Alphabet Inc ‘A’ *	14,062	14,694,228
Amazon.com Inc *	6,623	9,947,547
Eventbrite Inc ‘A’ *	28,061	780,376
Facebook Inc ‘A’ *	66,787	8,755,108
Farfetch Ltd ‘A’ * (United Kingdom)	33,265	589,123
GoDaddy Inc ‘A’ *	27,954	1,834,342
Netflix Inc *	1,379	369,103
RingCentral Inc ‘A’ *	13,045	1,075,430
Spotify Technology SA *	5,103	579,191
Wix.com Ltd * (Israel)	9,869	891,565
Zendesk Inc *	15,660	914,074

		41,325,702

Consumer, Non-Cyclical - 13.6%

2U Inc *	1,339	66,575
Bio-Techne Corp	8,877	1,284,680
Evo Payments Inc ‘A’ *	31,364	773,750
FleetCor Technologies Inc *	8,425	1,564,691
Global Payments Inc	28,145	2,902,594
Grand Canyon Education Inc *	14,531	1,397,010
Guardant Health Inc *	16,998	638,955
IHS Markit Ltd *	28,914	1,387,005
Illumina Inc *	2,594	778,018
PayPal Holdings Inc *	41,101	3,456,183
Senseonics Holdings Inc *	102,366	265,128
Total System Services Inc	33,062	2,687,610
TransUnion	25,424	1,444,083
Verisk Analytics Inc *	10,645	1,160,731

		19,807,013

Financial - 9.4%

Mastercard Inc ‘A’	29,146	5,498,393
Nasdaq Inc	19,174	1,564,023
Visa Inc ‘A’	50,339	6,641,728

		13,704,144

Industrial - 5.4%

Amphenol Corp ‘A’	19,627	1,590,180
FLIR Systems Inc	25,589	1,114,145
Harris Corp	12,333	1,660,638
Northrop Grumman Corp	5,646	1,382,705
TE Connectivity Ltd	25,228	1,907,994
Vicor Corp *	5,408	204,368

		7,860,030

Technology - 41.0%

Activision Blizzard Inc	27,027	1,258,647
Adobe Inc *	26,164	5,919,343
Apple Inc	23,106	3,644,740
Applied Materials Inc	61,034	1,998,253
Autodesk Inc *	15,737	2,023,936
CACI International Inc ‘A’ *	2,412	347,400
Cognizant Technology Solutions Corp ‘A’	29,201	1,853,679
Constellation Software Inc (Canada)	2,175	1,392,210
Dropbox Inc ‘A’ *	34,699	708,901
DXC Technology Co	66,921	3,558,190
Electronic Arts Inc *	24,143	1,905,124
Endava PLC ADR * (United Kingdom)	44,033	1,067,360
EPAM Systems Inc *	9,062	1,051,283
Fidelity National Information Services Inc	25,415	2,606,308
First Data Corp ‘A’ *	46,319	783,254
Fiserv Inc *	39,514	2,903,884
HubSpot Inc *	6,996	879,607
Microchip Technology Inc	63,956	4,599,716
Microsoft Corp	77,837	7,905,904

	Shares	Value
New Relic Inc *	9,840	$796,745
Pluralsight Inc ‘A’ *	35,273	830,679
Presidio Inc	111,518	1,455,310
PTC Inc *	16,353	1,355,664
Rapid7 Inc *	18,491	576,180
salesforce.com Inc *	47,972	6,570,725
ServiceNow Inc *	9,008	1,603,874
Silicon Laboratories Inc *	985	77,628

		59,674,544

Total Common Stocks (Cost $119,258,764)		142,371,433

	Principal Amount

SHORT-TERM INVESTMENT - 2.2%

Repurchase Agreement - 2.2%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $3,157,112; collateralized by U.S. Treasury Bond: 4.375% due 11/15/39 and value $3,224,377)	$3,157,024	3,157,024

Total Short-Term Investment (Cost $3,157,024)		3,157,024

TOTAL INVESTMENTS - 100.0% (Cost $122,415,788)		145,528,457

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(32,334)

NET ASSETS - 100.0%		$145,496,123

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by technology sector as a percentage of net assets was as follows:

Applications Software	13.1%
Web Portals/ISP	10.1%
Commercial Services-Finance	9.8%
Finance-Credit Card	8.3%
E-Commerce/Products	7.9%
Computer Services	6.4%
Internet Content-Entertainment	6.3%
Data Processing/Management	4.3%
Electronic Forms	4.1%
Electronic Components-Semiconductor	3.2%
Others (each less than 3.0%)	24.3%

	97.8%
Short-Term Investment	2.2%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$142,371,433	$142,371,433	$-	$-
	Short-Term Investment	3,157,024	-	3,157,024	-

	Total	$145,528,457	$142,371,433	$3,157,024	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments

December 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 21.7%

Germany - 4.7%

Kreditanstalt fuer Wiederaufbau
1.500% due 02/06/19	$20,000,000	$19,983,675
1.875% due 04/01/19	20,000,000	19,963,527

		39,947,202

Multi-National - 17.0%

African Development Bank 1.125% due 09/20/19	17,000,000	16,813,746
European Bank for Reconstruction & Development 0.875% due 07/22/19	19,261,000	19,085,147
European Investment Bank 1.875% due 03/15/19	20,000,000	19,979,600
Inter-American Development Bank 1.125% due 09/12/19	20,000,000	19,776,920
International Bank for Reconstruction & Development
0.875% due 08/15/19	4,500,000	4,448,124
1.250% due 07/26/19	15,000,000	14,877,480
2.525% (USD LIBOR + 0.070%) due 04/17/19 §	20,000,000	20,003,271
International Finance Corp
1.750% due 09/16/19	20,000,000	19,868,204
2.468% (USD LIBOR + 0.060%) due 01/09/19 §	11,500,000	11,500,149

		146,352,641

Total Corporate Bonds & Notes (Cost $186,337,882)		186,299,843

U.S. TREASURY OBLIGATIONS - 6.7%

U.S. Treasury Notes - 6.7%

0.750% due 08/15/19 ‡	57,600,000	56,953,233

Total U.S. Treasury Obligations (Cost $56,965,860)		56,953,233

FOREIGN GOVERNMENT BONDS & NOTES - 29.2%

Canada - 6.3%

Canadian Government 0.500% due 02/01/19	CAD 74,000,000	54,160,607

France - 5.2%

French Republic Government OAT 1.000% due 05/25/19 ~	EUR 39,100,000	45,086,196

Germany - 6.3%

Bundesrepublik Deutschland Bundesanleihe 3.750% due 01/04/19 ~	47,000,000	53,850,235

Sweden - 5.0%

Sweden Government
1.125% due 03/15/19 ~	$30,000,000	29,921,490
1.500% due 07/25/19 ~	13,500,000	13,422,780

		43,344,270

	Principal Amount	Value
United Kingdom - 6.4%

United Kingdom Gilt 1.750% due 07/22/19 ~	GBP 42,650,000	$54,661,213

Total Foreign Government Bonds & Notes (Cost $262,467,799)		251,102,521

SHORT-TERM INVESTMENTS - 39.1%

Repurchase Agreement - 36.8%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $316,673,932; collateralized by U.S. Treasury Inflation Index Notes: 0.625% due 01/15/26 and value $110,044,877; and U.S. Treasury Notes: 2.625% due 12/31/25 and value $212,955,000)	$316,665,135	316,665,135

U.S. Treasury Bills - 2.3%

2.325% due 02/21/19	20,000,000	19,933,384

Total Short-Term Investments (Cost $336,600,677)		336,598,519

TOTAL INVESTMENTS - 96.7% (Cost $842,372,218)		830,954,116

DERIVATIVES - 3.6%
(See Note (b) in Notes to Schedule of Investments)		31,393,815

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(2,921,927)

NET ASSETS - 100.0%		$859,426,004

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	39.1%
Foreign Government Bonds & Notes	29.2%
Corporate Bonds & Notes	21.7%
U.S. Treasury Obligations	6.7%

	96.7%
Derivatives	3.6%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

CURRENCY STRATEGIES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(b)	Forward foreign currency contracts outstanding as of December 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
CHF	4,320,000	USD	4,369,153	01/19	GSC	$31,774	$-
COP	76,806,096,000	USD	23,264,000	01/19	GSC	368,550	-
EUR	24,990,000	USD	28,344,158	01/19	SSB	323,785	-
JPY	42,110,000,000	USD	371,850,289	01/19	JPM	12,686,423	-
KRW	5,227,000,000	USD	4,679,499	01/19	SSB	15,893	-
MXN	5,065,630,000	USD	245,785,056	01/19	BRC	11,432,164	-
NOK	1,068,320,000	USD	125,707,629	01/19	JPM	-	(2,066,756)
NZD	22,215,000	USD	15,271,980	01/19	MSC	-	(357,395)
SEK	1,165,660,000	USD	128,658,269	01/19	GSC	3,026,615	-
USD	127,203,810	AUD	176,710,000	01/19	SSB	2,698,924	-
USD	184,400,596	CAD	243,820,000	01/19	SSB	5,729,303	-
USD	129,267,770	CHF	129,695,000	01/19	GSC	-	(2,856,836)
USD	53,738,109	GBP	41,290,000	01/19	GSC	1,070,858	-
USD	247,533,593	KRW	280,562,000,000	01/19	BRC	-	(4,494,021)
USD	5,118,030	KRW	5,778,000,000	01/19	SSB	-	(72,322)
USD	5,947,452	NZD	8,860,000	01/19	MSC	-	(926)
USD	400,445,884	NZD	590,650,000	01/19	MSC	3,898,531	-
USD	2,067,276	SEK	18,660,000	01/19	GSC	-	(40,749)

Total Forward Foreign Currency Contracts						$41,282,820	($9,889,005)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$186,299,843	$-	$186,299,843	$-
	U.S. Treasury Obligations	56,953,233	-	56,953,233	-
	Foreign Government Bonds & Notes	251,102,521	-	251,102,521	-
	Short-Term Investments	336,598,519	-	336,598,519	-
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	41,282,820	-	41,282,820	-

	Total Assets	872,236,936	-	872,236,936	-

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(9,889,005)	-	(9,889,005)	-

	Total Liabilities	(9,889,005)	-	(9,889,005)	-

	Total	$862,347,931	$-	$862,347,931	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

DIVERSIFIED ALTERNATIVES PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.3%

Floating Rate Income Portfolio ‘P’ *	36,781	$433,178
Inflation Managed Portfolio ‘P’ *	20,731	242,836
Emerging Markets Debt Portfolio ‘P’ *	62,037	731,585
Emerging Markets Portfolio ‘P’ *	11,540	195,691
International Small-Cap Portfolio ‘P’ *	27,275	336,853
Real Estate Portfolio ‘P’ *	12,049	281,736
Currency Strategies Portfolio ‘P’ *	84,814	989,915
Equity Long/Short Portfolio ‘P’ *	42,747	537,787
Global Absolute Return Portfolio ‘P’ *	102,207	1,122,480

Total Affiliated Mutual Funds (Cost $5,064,035)		4,872,061

TOTAL INVESTMENTS - 100.3% (Cost $5,064,035)		4,872,061

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(14,420)

NET ASSETS - 100.0%		$4,857,641

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	52.1%
Affiliated Equity Funds	48.2%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7D in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$4,872,061	$4,872,061	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
SHORT-TERM INVESTMENTS - 88.6%

Money Market Funds - 22.4%

BlackRock Liquidity Funds T-Fund Portfolio	130,926,919	$130,926,919
Dreyfus Treasury Cash Management	130,926,919	130,926,919

		261,853,838

	Principal Amount

Repurchase Agreement - 15.0%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $174,792,081; collateralized by U.S. Treasury Notes: 2.625% due 12/31/25 and value $178,285,000)	$174,787,226	174,787,226

U.S. Treasury Bills - 51.2%

2.388% due 03/21/19 ‡	87,000,000	86,551,206
2.396% due 04/04/19 ‡	85,380,000	84,840,998
2.442% due 04/11/19 ‡	85,400,000	84,825,306
2.479% due 04/18/19 ‡	85,400,000	84,786,644
2.489% due 04/25/19 ‡	258,838,000	256,844,833

		597,848,987

Total Short-Term Investments (Cost $1,034,541,603)		1,034,490,051

TOTAL INVESTMENTS - 88.6% (Cost $1,034,541,603)		1,034,490,051

DERIVATIVES - 0.1%
(See Notes (c) through (e) in Notes to Schedule of Investments)		1,319,244

OTHER ASSETS & LIABILITIES, NET - 11.3%		131,934,671

NET ASSETS - 100.0%		$1,167,743,966

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Short-Term Investments	88.6%
Derivatives	0.1%
Other Assets & Liabilities, Net	11.3%

100.0%

(b)

As of December 31, 2018, investments with a total aggregate value of $137,604,898 were fully or partially segregated with the broker(s)/custodians as collateral for open futures contracts, forward foreign currency contracts and swap agreements.

(c)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
AEX Index	01/19	89	$10,139,914	$9,946,730	($193,184)
CAC 40 Index	01/19	492	26,956,907	26,654,972	(301,935)
DAX Index	03/19	68	21,002,765	20,571,420	(431,345)
FTSE 100 Index	03/19	433	36,908,347	36,751,134	(157,213)
FTSE MIB Index	03/19	12	1,284,496	1,251,571	(32,925)
Hang Seng Index	01/19	32	5,237,010	5,282,728	45,718
IBEX 35 Index	01/19	59	5,897,313	5,757,494	(139,819)
MSCI SGX Index	01/19	7	173,611	175,494	1,883
OMX Index	01/19	462	7,550,981	7,340,801	(210,180)
S&P 500 E-Mini Index	03/19	3,029	396,771,946	379,412,540	(17,359,406)
S&P/TSE 60 Index	03/19	148	19,045,842	18,587,811	(458,031)
SPI 200 Index	03/19	166	16,255,959	16,255,092	(867)
TOPIX Index	03/19	368	53,119,414	50,144,427	(2,974,987)

Total Futures Contracts					($22,212,291)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(d)	Forward foreign currency contracts outstanding as of December 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	7,968,000	USD	5,784,899	03/19	CIT	$-	($165,267)
AUD	11,952,000	USD	8,677,360	03/19	JPM	-	(247,911)
CAD	10,569,200	USD	7,975,922	03/19	CIT	-	(220,145)
CAD	15,853,800	USD	11,963,897	03/19	JPM	-	(330,234)
CHF	7,087,200	USD	7,198,700	03/19	CIT	63,553	-
CHF	10,630,800	USD	10,798,063	03/19	JPM	95,314	-
DKK	9,071,200	USD	1,396,536	03/19	CIT	5,019	-
DKK	13,606,800	USD	2,094,807	03/19	JPM	7,526	-
EUR	1,532,774	USD	1,769,947	03/19	CIT	-	(2,435)
EUR	21,458,830	USD	24,603,041	03/19	CIT	142,113	-
EUR	2,299,160	USD	2,654,922	03/19	JPM	-	(3,656)
EUR	32,188,236	USD	36,904,598	03/19	JPM	213,124	-
GBP	11,115,196	USD	14,284,946	03/19	CIT	-	(64,752)
GBP	16,672,804	USD	21,427,459	03/19	JPM	-	(97,156)
HKD	23,563,200	USD	3,019,951	03/19	CIT	-	(3,947)
HKD	35,344,800	USD	4,529,933	03/19	JPM	-	(5,925)
ILS	1,754,400	USD	475,554	03/19	CIT	-	(3,549)
ILS	2,631,600	USD	713,332	03/19	JPM	-	(5,324)
JPY	2,281,120,400	USD	20,371,279	03/19	CIT	562,176	-
JPY	3,421,680,600	USD	30,556,957	03/19	JPM	843,227	-
NOK	5,387,600	USD	633,888	03/19	CIT	-	(8,677)
NOK	8,081,400	USD	950,834	03/19	JPM	-	(13,016)
NZD	261,200	USD	179,074	03/19	CIT	-	(3,522)
NZD	391,800	USD	268,611	03/19	JPM	-	(5,281)
SEK	20,032,001	USD	2,236,912	03/19	CIT	37,218	-
SEK	30,047,999	USD	3,355,371	03/19	JPM	55,824	-
SGD	1,471,200	USD	1,074,836	03/19	CIT	6,479	-
SGD	2,206,800	USD	1,612,255	03/19	JPM	9,717	-
USD	256,843	AUD	348,400	03/19	CIT	11,125	-
USD	385,264	AUD	522,600	03/19	JPM	16,687	-
USD	130,822	CAD	172,800	03/19	CIT	4,020	-
USD	196,232	CAD	259,200	03/19	JPM	6,029	-
USD	294,371	CHF	288,800	03/19	CIT	-	(1,563)
USD	441,555	CHF	433,200	03/19	JPM	-	(2,344)
USD	1,395,707	EUR	1,213,200	03/19	CIT	-	(3,289)
USD	2,094,727	EUR	1,819,800	03/19	JPM	-	(3,768)
USD	426,376	GBP	336,000	03/19	CIT	-	(3,485)
USD	193,100	GBP	150,400	03/19	CIT	687	-
USD	639,563	GBP	504,000	03/19	JPM	-	(5,228)
USD	289,650	GBP	225,600	03/19	JPM	1,029	-
USD	9,949	ILS	36,800	03/19	CIT	48	-
USD	14,923	ILS	55,200	03/19	JPM	72	-
USD	526,113	JPY	58,713,600	03/19	CIT	-	(12,691)
USD	789,169	JPY	88,070,400	03/19	JPM	-	(19,038)
USD	38,524	NOK	325,200	03/19	CIT	786	-
USD	57,785	NOK	487,800	03/19	JPM	1,178	-
USD	125,862	SEK	1,125,200	03/19	CIT	-	(1,876)
USD	188,793	SEK	1,687,800	03/19	JPM	-	(2,814)
USD	16,101	SGD	22,000	03/19	CIT	-	(69)
USD	24,151	SGD	33,000	03/19	JPM	-	(104)

Total Forward Foreign Currency Contracts						$2,082,951	($1,237,066)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(e)	Swap agreements outstanding as of December 31, 2018 were as follows:

Total Return Basket Swaps

Counterparty	Payment Frequency	Currency	Expiration Date(s) (1)	Notional Amount Long (2)	Notional Amount Short (2)	Unrealized Appreciation (Depreciation) (3)	Net Dividends and Financing Fees, Including Cash (4)	Net Value of Reference Entities
GSC	M	USD	05/11/23 - 01/02/24	$1,048,221,912	($979,793,006)	$19,083,450	($5,022,105)	$92,534,461
JPM	M	AUD	01/11/19 - 12/16/19	16,527,968	(14,856,682)	(1,740,176)	(279,758)	210,868
JPM	M	GBP	01/11/19 - 01/24/20	84,811,201	(79,711,675)	(1,307,121)	(2,003,404)	5,795,809
JPM	M	HKD	01/11/19 - 02/04/20	10,988,780	(13,041,076)	(321,116)	(2,309,712)	(63,700)
JPM	M	SGD	02/08/19 - 11/18/19	1,165,781	(1,232,737)	79,437	(16,298)	28,779
MSC	M	CAD	05/02/19	44,376,952	(42,916,346)	(528,078)	(111,796)	1,044,324
MSC	M	CHF	05/02/19	24,046,864	(30,917,599)	10,104,507	(14,841)	3,248,613
MSC	M	DKK	05/01/19	16,410,369	(16,884,341)	926,991	(4,603)	457,622
MSC	M	EUR	05/02/19	233,142,183	(195,703,624)	11,869,534	331,938	48,976,155
MSC	M	JPY	05/01/20	176,605,249	(164,236,555)	(7,433,649)	(132,009)	5,067,054
MSC	M	NOK	05/02/19	10,786,128	(4,057,646)	292,431	(4,932)	7,025,845
MSC	M	SEK	05/02/19	27,021,185	(14,084,748)	(7,550,358)	(3,149)	5,389,228

				$1,694,104,572	($1,557,436,035)	$23,475,852	($9,570,669)	$169,715,058

(1)	The expiration date(s) of the underlying investments in each basket swap are equal to or fall within the range disclosed.
(2)	Notional amount is representative of the cost basis of the long and short positions.
(3)	Unrealized Appreciation (Depreciation) includes Net Dividends and Financing Fees, Including Cash.
(4)	Net Dividends and Financing Fees, Including Cash includes the gains (losses) realized within the swap when the swap resets.

The percentages shown below are based on total net assets.

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month USD-LIBOR and the 1-Day USD Federal Funds plus or minus a specified spread (rates range from (1.976%) to 0.250%) as negotiated by the parties, which is denominated in USD based on the local currencies of the positions within the swap.

	GSC	05/11/23- 01/02/24

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2018:

Referenced Entity	Shares	Value
Long Positions: - 79.5%

United Kingdom - 0.0%

nVent Electric PLC	24,244	$544,520

United States - 79.5%

3M Co	3,593	684,610
AbbVie Inc	49,779	4,589,126
ABIOMED Inc	11,834	3,846,523
Accenture PLC ‘A’	35,077	4,946,208
Activision Blizzard Inc	46,780	2,178,545
Adobe Inc	64,187	14,521,667
AES Corp	53,545	774,261
Aflac Inc	218,714	9,964,610
Agilent Technologies Inc	106,358	7,174,911
Air Products & Chemicals Inc	17,787	2,846,809
Akamai Technologies Inc	17,316	1,057,661
Alcoa Corp	13,391	355,933
Alexion Pharmaceuticals Inc	2,834	275,918
Allergan PLC	30,054	4,017,018
Alphabet Inc ‘A’	665	694,898
Amazon.com Inc	5,896	8,855,615
AMC Networks Inc ‘A’	4,899	268,857
Amdocs Ltd	75,436	4,419,041
American Eagle Outfitters Inc	196,910	3,806,270
Ameriprise Financial Inc	3,131	326,782
Amgen Inc	41,249	8,029,943
Anadarko Petroleum Corp	150,829	6,612,343
Anthem Inc	2,888	758,475
Apple Inc	39,632	6,251,552
Applied Materials Inc	93,973	3,076,676
Arrow Electronics Inc	32,801	2,261,629
Assured Guaranty Ltd	152,339	5,831,537
AT&T Inc	107,013	3,054,151
Athene Holding Ltd ‘A’	54,557	2,173,005

Referenced Entity	Shares	Value
Automatic Data Processing Inc	6,192	$811,895
AutoZone Inc	7,511	6,296,772
Avery Dennison Corp	26,487	2,379,327
Avnet Inc	10,196	368,076
Axis Capital Holdings Ltd	2,699	139,376
Bank of America Corp	30,531	752,284
Baxter International Inc	124,207	8,175,305
Bed Bath & Beyond Inc	141,742	1,604,519
Berry Global Group Inc	17,915	851,500
Best Buy Co Inc	49,825	2,638,732
Big Lots Inc	33,219	960,693
Bio-Techne Corp	3,512	508,257
Biogen Inc	47,437	14,274,742
Booking Holdings Inc	3,446	5,935,459
Booz Allen Hamilton Holding Corp ‘A’	27,082	1,220,586
Boston Scientific Corp	13,529	478,115
Brinker International Inc	22,118	972,750
Bristol-Myers Squibb Co	199,579	10,374,116
Broadridge Financial Solutions Inc	24,955	2,401,919
Bruker Corp	162,410	4,834,946
Brunswick Corp	87,052	4,043,565
Burlington Stores Inc	15,532	2,526,590
Cabot Corp	35,239	1,513,163
Cadence Design Systems Inc	104,547	4,545,704
Cardinal Health Inc	69,559	3,102,331
Carnival Corp	15,560	767,108
CBS Corp	110,167	4,816,501
CDK Global Inc	21,141	1,012,231
CDW Corp	81,742	6,625,189
Celanese Corp	60,180	5,414,395
Celgene Corp	224,124	14,364,107
Centene Corp	4,726	544,908
CenterPoint Energy Inc	35,666	1,006,851
CH Robinson Worldwide Inc	9,743	819,289
Charles River Laboratories International Inc	62,432	7,066,054
Chevron Corp	40,873	4,446,574
Chipotle Mexican Grill Inc	9,929	4,287,243

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Referenced Entity	Shares	Value
Ciena Corp	44,022	$1,492,786
Cirrus Logic Inc	6,457	214,243
Cisco Systems Inc	111,898	4,848,540
Citigroup Inc	25,172	1,310,454
Citrix Systems Inc	24,660	2,526,664
CNX Resources Corp	42,237	482,347
Cognizant Technology Solutions Corp ‘A’	93,762	5,952,012
Colgate-Palmolive Co	3,754	223,438
Columbia Sportswear Co	2,495	209,805
Comcast Corp ‘A’	271,378	9,240,421
CommVault Systems Inc	23,706	1,400,788
Conduent Inc	68,634	729,579
ConocoPhillips	148,856	9,281,172
Consolidated Edison Inc	128,940	9,858,752
Constellation Brands Inc ‘A’	9,438	1,517,819
Costco Wholesale Corp	32,822	6,686,170
Crane Co	35,081	2,532,147
Credit Acceptance Corp	2,097	800,551
Cummins Inc	39,006	5,212,762
Curtiss-Wright Corp	33,262	3,396,715
Darden Restaurants Inc	42,270	4,221,082
DaVita Inc	6,468	332,843
Deckers Outdoor Corp	38,866	4,972,905
Dell Technologies ‘C’	4,421	216,054
Deluxe Corp	4,040	155,298
Devon Energy Corp	32,670	736,382
DexCom Inc	16,377	1,961,965
Dolby Laboratories Inc ‘A’	13,055	807,321
Dollar General Corp	18,365	1,984,889
Dover Corp	9,539	676,792
DXC Technology Co	51,089	2,716,402
Eastman Chemical Co	7,623	557,318
Eaton Corp PLC	27,699	1,901,813
eBay Inc	212,184	5,956,005
Electronic Arts Inc	121,488	9,586,618
Eli Lilly & Co	25,326	2,930,725
EMCOR Group Inc	17,864	1,066,302
Emerson Electric Co	39,922	2,385,339
EPAM Systems Inc	3,483	404,063
Exelixis Inc	299,226	5,885,775
Exelon Corp	113,840	5,134,184
Expeditors International of Washington Inc	30,923	2,105,547
Extended Stay America Inc	15,867	245,939
F5 Networks Inc	21,260	3,444,758
Facebook Inc ‘A’	78,968	10,351,915
Fair Isaac Corp	1,514	283,118
Federated Investors Inc ‘B’	119,182	3,164,282
FedEx Corp	26,960	4,349,457
Fidelity National Financial Inc	117,484	3,693,697
Fifth Third Bancorp	11,439	269,160
Five Below Inc	12,883	1,318,189
Flex Ltd	284,436	2,164,558
FLIR Systems Inc	52,819	2,299,739
Foot Locker Inc	141,902	7,549,186
Fortinet Inc	74,987	5,281,334
Freeport-McMoRan Inc	13,609	140,309
General Dynamics Corp	11,630	1,828,352
Genpact Ltd	61,583	1,662,125
Gilead Sciences Inc	166,806	10,433,715
Globus Medical Inc ‘A’	43,339	1,875,712
Graham Holdings Co ‘B’	1,089	697,592
Greif Inc ‘A’	11,410	423,425
H&R Block Inc	62,840	1,594,251
Haemonetics Corp	9,665	966,983
Hawaiian Electric Industries Inc	6,519	238,726
HCA Healthcare Inc	30,685	3,818,748
HD Supply Holdings Inc	80,706	3,028,089
Helen of Troy Ltd	1,021	133,935
Herman Miller Inc	72,356	2,188,769
HollyFrontier Corp	82,451	4,214,895
Honeywell International Inc	56,144	7,417,745

Referenced Entity	Shares	Value
HP Inc	261,807	$5,356,571
Humana Inc	18,051	5,171,250
Huntington Ingalls Industries Inc	32,261	6,139,591
Huntsman Corp	37,822	729,586
IAC/InterActiveCorp	33,299	6,095,049
ICU Medical Inc	4,134	949,290
IDEX Corp	2,097	264,767
IDEXX Laboratories Inc	1,321	245,732
Illumina Inc	1,555	466,391
Incyte Corp	20,593	1,309,509
Ingersoll-Rand PLC	33,201	3,028,927
Intel Corp	155,846	7,313,853
International Business Machines Corp	88,671	10,079,233
International Paper Co	72,105	2,910,158
Intuit Inc	64,529	12,702,534
IQVIA Holdings Inc	18,422	2,140,084
ITT Inc	49,706	2,399,309
Jazz Pharmaceuticals PLC	5,899	731,240
JetBlue Airways Corp	157,051	2,522,239
John Wiley & Sons Inc ‘A’	23,500	1,103,795
Johnson & Johnson	21,285	2,746,829
JPMorgan Chase & Co	2,678	261,426
Juniper Networks Inc	69,032	1,857,651
Keysight Technologies Inc	51,088	3,171,543
Kimberly-Clark Corp	18,838	2,146,402
KLA-Tencor Corp	18,502	1,655,744
Kohl’s Corp	22,188	1,471,952
Laboratory Corp of America Holdings	2,299	290,502
Lam Research Corp	15,441	2,102,601
Lamb Weston Holdings Inc	8,046	591,864
Landstar System Inc	9,454	904,464
Las Vegas Sands Corp	20,328	1,058,072
Lear Corp	20,366	2,502,167
Liberty Media Corp-Liberty SiriusXM	27,579	1,019,871
Lincoln National Corp	12,959	664,926
LivaNova PLC	3,634	332,402
Lockheed Martin Corp	16,385	4,290,248
Louisiana-Pacific Corp	11,806	262,329
Lowe’s Cos Inc	52,550	4,853,518
Lululemon Athletica Inc	47,185	5,738,168
LyondellBasell Industries NV ‘A’	74,014	6,155,004
Macy’s Inc	159,070	4,737,105
Manhattan Associates Inc	8,398	355,823
ManpowerGroup Inc	29,135	1,887,948
Marathon Oil Corp	39,861	571,607
Marathon Petroleum Corp	103,351	6,098,743
Masco Corp	22,578	660,181
Masimo Corp	14,773	1,586,177
Maxim Integrated Products Inc	20,903	1,062,918
MAXIMUS Inc	28,441	1,851,225
McKesson Corp	69,513	7,679,101
MEDNAX Inc	21,565	711,645
Medtronic PLC	5,640	513,014
Merck & Co Inc	159,670	12,200,385
MetLife Inc	66,655	2,736,854
Michael Kors Holdings Ltd	117,670	4,462,046
Micron Technology Inc	269,612	8,554,789
Microsoft Corp	210,093	21,339,146
MKS Instruments Inc	16,376	1,058,053
Morgan Stanley	76,511	3,033,661
Motorola Solutions Inc	13,640	1,569,146
MSA Safety Inc	20,117	1,896,430
MSC Industrial Direct Co Inc ‘A’	15,449	1,188,337
Murphy Oil Corp	9,691	226,672
Murphy USA Inc	4,714	361,281
Mylan NV	83,922	2,299,463
National Instruments Corp	53,958	2,448,614
NetApp Inc	26,257	1,566,755
Netflix Inc	523	139,986
NIKE Inc ‘B’	95,817	7,103,872
Noble Energy Inc	17,200	322,672

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Referenced Entity	Shares	Value
Nordstrom Inc	26,160	$1,219,318
Norfolk Southern Corp	7,604	1,137,102
Northrop Grumman Corp	1,139	278,941
NorthWestern Corp	12,607	749,360
Norwegian Cruise Line Holdings Ltd	13,446	569,976
Nu Skin Enterprises Inc ‘A’	54,407	3,336,781
NVR Inc	1,554	3,787,082
O’Reilly Automotive Inc	1,968	677,641
OGE Energy Corp	16,946	664,114
Okta Inc ‘A’	5,644	360,087
Old Republic International Corp	10,452	214,998
Omnicom Group Inc	9,654	707,059
ON Semiconductor Corp	8,680	143,307
Oracle Corp	40,487	1,827,988
Oshkosh Corp	30,504	1,870,200
Owens-Illinois Inc	16,769	289,098
Packaging Corp of America	11,087	925,321
Parker-Hannifin Corp	4,187	624,449
Patterson-UTI Energy Inc	36,391	376,647
Paychex Inc	5,195	338,454
PayPal Holdings Inc	15,012	1,262,359
PepsiCo Inc	6,280	693,814
Pfizer Inc	304,635	13,297,318
Philip Morris International Inc	21,625	1,443,685
Phillips 66	29,386	2,531,604
Pitney Bowes Inc	99,927	590,569
Popular Inc	2,786	131,555
PRA Health Sciences Inc	19,230	1,768,391
Primerica Inc	1,997	195,127
Proofpoint Inc	1,662	139,292
Prudential Financial Inc	12,990	1,059,335
Public Service Enterprise Group Inc	39,540	2,058,057
PVH Corp	7,182	667,567
QIAGEN NV	181,717	6,260,151
Qurate Retail Inc ‘A’	12,363	241,326
Ralph Lauren Corp ‘A’	13,777	1,425,368
Rayonier Inc REIT	4,757	131,721
Raytheon Co	63,473	9,733,585
Reinsurance Group of America Inc	46,775	6,559,258
Reliance Steel & Aluminum Co	11,036	785,432
Republic Services Inc	3,305	238,257
ResMed Inc	10,525	1,198,482
Robert Half International Inc	22,989	1,314,971
Ross Stores Inc	76,748	6,385,434
Sabre Corp	20,336	440,071
salesforce.com Inc	1,550	212,304
Sally Beauty Holdings Inc	12,416	211,693
Science Applications International Corp	2,036	129,693
Seagate Technology PLC	61,122	2,358,698
Service Corp International	45,722	1,840,768
ServiceMaster Global Holdings Inc	27,705	1,017,882
Signet Jewelers Ltd	6,058	192,463
Skechers U.S.A. Inc ‘A’	70,699	1,618,300
Skyworks Solutions Inc	39,475	2,645,614
Snap-on Inc	8,273	1,201,984
Sonoco Products Co	4,682	248,755
Southwest Airlines Co	7,167	333,122
Spirit AeroSystems Holdings Inc ‘A’	74,994	5,406,317
Stanley Black & Decker Inc	14,215	1,702,104
Steel Dynamics Inc	31,853	956,864
SunTrust Banks Inc	5,059	255,176
Superior Energy Services Inc	42,162	141,243
Symantec Corp	353,310	6,675,792
Synchrony Financial	174,396	4,091,330
SYNNEX Corp	19,710	1,593,356
Synopsys Inc	5,656	476,461
T-Mobile US Inc	16,611	1,056,626
Tapestry Inc	17,980	606,825
Target Corp	128,510	8,493,226
TE Connectivity Ltd	25,890	1,958,061
Tech Data Corp	7,427	607,603

Referenced Entity	Shares	Value
TEGNA Inc	178,090	$1,935,838
Teledyne Technologies Inc	6,808	1,409,733
Telephone & Data Systems Inc	7,853	255,537
Texas Instruments Inc	31,485	2,975,332
The Allstate Corp	132,090	10,914,597
The Boeing Co	13,393	4,319,242
The Boston Beer Co Inc ‘A’	5,113	1,231,415
The Dun & Bradstreet Corp	28,892	4,124,044
The Gap Inc	130,906	3,372,139
The Home Depot Inc	20,073	3,448,943
The Kroger Co	157,156	4,321,790
The Michaels Cos Inc	21,556	291,868
The Procter & Gamble Co	28,764	2,643,987
The Progressive Corp	16,284	982,414
The TJX Cos Inc	106,954	4,785,122
The Ultimate Software Group Inc	690	168,960
The Walt Disney Co	3,584	392,986
Tiffany & Co	2,892	232,835
Torchmark Corp	12,890	960,692
Tractor Supply Co	3,509	292,791
Tupperware Brands Corp	73,064	2,306,630
Twitter Inc	54,340	1,561,732
Tyson Foods Inc ‘A’	33,249	1,775,497
Ulta Beauty Inc	3,087	755,821
United Therapeutics Corp	34,600	3,767,940
Unum Group	45,575	1,338,993
Urban Outfitters Inc	112,319	3,728,991
US Foods Holding Corp	22,474	711,077
Valero Energy Corp	98,817	7,408,310
Varian Medical Systems Inc	14,094	1,596,991
VeriSign Inc	7,969	1,181,723
Verizon Communications Inc	34,394	1,933,631
Vertex Pharmaceuticals Inc	52,099	8,633,325
VF Corp	37,933	2,706,140
Viacom Inc ‘B’	67,452	1,733,516
Vistra Energy Corp	123,931	2,836,781
VMware Inc ‘A’	2,731	374,502
Walgreens Boots Alliance Inc	7,820	534,341
Walmart Inc	137,138	12,774,405
Waste Management Inc	64,582	5,747,152
Weight Watchers International Inc	45,565	1,756,531
WESCO International Inc	48,665	2,335,920
Western Digital Corp	22,307	824,690
WestRock Co	6,651	251,142
Woodward Inc	2,584	191,965
World Fuel Services Corp	10,927	233,947
WW Grainger Inc	14,502	4,094,785
Xilinx Inc	14,694	1,251,488
Zebra Technologies Corp ‘A’	22,947	3,653,851
Zoetis Inc	6,649	568,755
Zynga Inc ‘A’	360,821	1,418,027

		927,919,452

Total Long Positions - 79.5%		928,463,972

Short Positions: (71.5%)

Argentina - (0.1%)

MercadoLibre Inc	2,910	(852,194)

Ghana - (0.1%)

Kosmos Energy Ltd	260,069	(1,058,481)

United Kingdom - (0.1%)

Liberty Global PLC ‘A’	11,701	(249,699)
Linde PLC	5,300	(827,012)

		(1,076,711)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Referenced Entity	Shares	Value

United States - (71.2%)

2U Inc	50,890	($2,530,251)
Acadia Healthcare Co Inc	144,552	(3,716,432)
ACI Worldwide Inc	108,583	(3,004,492)
Adient PLC	201,117	(3,028,822)
AECOM	77,163	(2,044,819)
Agios Pharmaceuticals Inc	83,448	(3,847,787)
Alaska Air Group Inc	111,894	(6,808,750)
Albemarle Corp	154,759	(11,927,276)
Alexandria Real Estate Equities Inc REIT	4,352	(501,524)
Alkermes PLC	92,779	(2,737,908)
Allegheny Technologies Inc	176,129	(3,834,328)
Allegion PLC	6,218	(495,637)
Allscripts Healthcare Solutions Inc	76,631	(738,723)
Ally Financial Inc	193,512	(4,384,982)
Alnylam Pharmaceuticals Inc	25,021	(1,824,281)
American Airlines Group Inc	122,253	(3,925,544)
American Homes 4 Rent REIT ‘A’	69,071	(1,371,059)
American International Group Inc	116,171	(4,578,299)
AmerisourceBergen Corp	46,299	(3,444,646)
Amphenol Corp ‘A’	10,297	(834,263)
Analog Devices Inc	10,168	(872,719)
Apache Corp	21,616	(567,420)
Aptiv PLC	80,189	(4,937,237)
Aqua America Inc	6,209	(212,286)
Aramark	5,184	(150,180)
Arch Capital Group Ltd	5,818	(155,457)
Arconic Inc	24,694	(416,341)
Arista Networks Inc	6,401	(1,348,691)
athenahealth Inc	1,873	(247,105)
AutoNation Inc	9,830	(350,931)
Avanos Medical Inc	51,056	(2,286,798)
Avis Budget Group Inc	13,930	(313,146)
Baker Hughes a GE Co	164,754	(3,542,211)
Ball Corp	106,947	(4,917,423)
BancorpSouth Bank	44,987	(1,175,960)
Bank of Hawaii Corp	3,730	(251,104)
Bank OZK	170,504	(3,892,606)
BB&T Corp	7,711	(334,040)
Becton Dickinson & Co	2,133	(480,608)
Belden Inc	69,466	(2,901,595)
BGC Partners Inc ‘A’	41,022	(212,084)
BioMarin Pharmaceutical Inc	10,757	(915,959)
Black Hills Corp	68,005	(4,269,354)
Bluebird Bio Inc	35,024	(3,474,381)
BorgWarner Inc	9,761	(339,097)
Brookdale Senior Living Inc	294,192	(1,971,086)
Brown-Forman Corp ‘B’	10,076	(479,416)
BWX Technologies Inc	28,007	(1,070,708)
Cabot Oil & Gas Corp	100,768	(2,252,165)
Caesars Entertainment Corp	367,418	(2,494,768)
Callon Petroleum Co	731,046	(4,744,489)
Campbell Soup Co	20,353	(671,445)
CarMax Inc	107,376	(6,735,696)
Carpenter Technology Corp	38,702	(1,378,178)
Cars.com Inc	16,842	(362,103)
Casey’s General Stores Inc	25,586	(3,278,590)
Catalent Inc	27,769	(865,837)
Cathay General Bancorp	9,828	(329,533)
CBRE Group Inc ‘A’	27,216	(1,089,729)
Centennial Resource Development Inc ‘A’	229,116	(2,524,858)
CenturyLink Inc	208,524	(3,159,139)
CF Industries Holdings Inc	24,544	(1,067,909)
Charter Communications Inc ‘A’	16,474	(4,694,596)
Chemical Financial Corp	75,037	(2,747,105)
Cheniere Energy Inc	47,951	(2,838,220)
Chesapeake Energy Corp	66,368	(139,373)
CIT Group Inc	62,007	(2,373,008)
Clean Harbors Inc	8,907	(439,560)
Cognex Corp	119,550	(4,622,998)

Referenced Entity	Shares	Value
Coherent Inc	29,090	($3,075,104)
Colfax Corp	50,948	(1,064,813)
Colony Capital Inc REIT	741,541	(3,470,412)
Commerce Bancshares Inc/MO	2,809	(158,343)
Compass Minerals International Inc	56,400	(2,351,316)
Concho Resources Inc	50,144	(5,154,302)
Copart Inc	22,639	(1,081,691)
Core Laboratories NV	26,482	(1,579,916)
CoreSite Realty Corp REIT	1,751	(152,740)
Corning Inc	29,209	(882,404)
CoStar Group Inc	736	(248,282)
Coty Inc ‘A’	469,754	(3,081,586)
Cousins Properties Inc REIT	214,929	(1,697,939)
Cree Inc	124,858	(5,340,801)
Crown Holdings Inc	75,534	(3,139,948)
Cullen/Frost Bankers Inc	6,083	(534,939)
CVS Health Corp	140,527	(9,207,329)
Cypress Semiconductor Corp	192,871	(2,453,319)
CyrusOne Inc REIT	29,253	(1,546,899)
Deere & Co	33,273	(4,963,333)
Diamond Offshore Drilling Inc	79,633	(751,735)
Digital Realty Trust Inc REIT	11,973	(1,275,723)
Discovery Inc ‘A’	168,402	(4,166,265)
DISH Network Corp ‘A’	181,165	(4,523,690)
DowDuPont Inc	91,341	(4,884,917)
Dril-Quip Inc	43,439	(1,304,473)
Dunkin’ Brands Group Inc	90,468	(5,800,808)
Dycom Industries Inc	35,491	(1,917,934)
E*TRADE Financial Corp	8,062	(353,761)
East West Bancorp Inc	5,657	(246,249)
Eaton Vance Corp	11,976	(421,316)
Edgewell Personal Care Co	5,449	(203,520)
Empire State Realty Trust Inc REIT ‘A’	14,182	(201,810)
Energizer Holdings Inc	4,549	(205,387)
Ensco PLC ‘A’	1,022,048	(3,638,491)
EPR Properties REIT	10,830	(693,445)
EQT Corp	99,827	(1,885,732)
Euronet Worldwide Inc	21,697	(2,221,339)
Exact Sciences Corp	51,057	(3,221,697)
Extraction Oil & Gas Inc	78,800	(338,052)
Fastenal Co	32,156	(1,681,437)
FireEye Inc	67,351	(1,091,760)
First Data Corp ‘A’	683,344	(11,555,347)
First Hawaiian Inc	34,632	(779,566)
First Horizon National Corp	95,256	(1,253,569)
First Republic Bank	52,615	(4,572,243)
First Solar Inc	3,175	(134,795)
FirstEnergy Corp	290,658	(10,914,208)
Floor & Decor Holdings Inc ‘A’	76,264	(1,975,238)
Flowserve Corp	86,463	(3,287,323)
Fluor Corp	14,611	(470,474)
FMC Corp	3,211	(237,486)
FNB Corp	379,890	(3,738,118)
Ford Motor Co	242,075	(1,851,874)
Fortive Corp	26,710	(1,807,199)
Fulton Financial Corp	24,271	(375,715)
Gartner Inc	54,828	(7,009,212)
GATX Corp	3,761	(266,316)
GCI Liberty Inc ‘A’	43,827	(1,803,919)
General Electric Co	616,174	(4,664,437)
General Motors Co	46,927	(1,569,708)
Genesee & Wyoming Inc ‘A’	27,335	(2,023,337)
Gentex Corp	14,746	(298,017)
Global Payments Inc	107,466	(11,082,969)
Granite Construction Inc	96,518	(3,887,745)
Graphic Packaging Holding Co	243,249	(2,588,169)
GrubHub Inc	2,528	(194,176)
Guidewire Software Inc	39,413	(3,162,105)
Hancock Whitney Corp	9,120	(316,008)
Hanesbrands Inc	186,687	(2,339,188)
Harley-Davidson Inc	65,722	(2,242,435)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Referenced Entity	Shares	Value
Healthcare Services Group Inc	98,528	($3,958,855)
HealthEquity Inc	39,363	(2,348,003)
HEICO Corp	46,646	(3,614,132)
Henry Schein Inc	24,648	(1,935,361)
Hess Corp	58,340	(2,362,770)
Highwoods Properties Inc REIT	4,055	(156,888)
Hilton Grand Vacations Inc	5,792	(152,851)
Home BancShares Inc	82,584	(1,349,423)
Hudson Pacific Properties Inc REIT	16,801	(488,237)
Huntington Bancshares Inc	83,651	(997,120)
IHS Markit Ltd	165,122	(7,920,902)
Insulet Corp	47,051	(3,732,085)
Integra LifeSciences Holdings Corp	7,932	(357,733)
International Flavors & Fragrances Inc	3,484	(467,797)
International Game Technology PLC	20,127	(294,458)
Invitation Homes Inc REIT	24,763	(497,241)
Ionis Pharmaceuticals Inc	27,637	(1,494,056)
IPG Photonics Corp	41,180	(4,665,282)
Jack in the Box Inc	16,044	(1,245,496)
Jacobs Engineering Group Inc	5,402	(315,801)
Jefferies Financial Group Inc	16,296	(282,899)
Jones Lang LaSalle Inc	2,546	(322,324)
KBR Inc	8,583	(130,290)
Kemper Corp	46,487	(3,085,807)
Kennametal Inc	18,457	(614,249)
Kilroy Realty Corp REIT	10,384	(652,946)
Kimco Realty Corp REIT	9,875	(144,669)
Kinder Morgan Inc	17,441	(268,243)
Knight-Swift Transportation Holdings Inc ‘A’	132,669	(3,326,012)
Knowles Corp	16,087	(214,118)
Leggett & Platt Inc	44,743	(1,603,589)
LendingTree Inc	13,639	(2,994,715)
Lennar Corp ‘A’	25,350	(992,452)
Liberty Broadband Corp ‘C’	1,837	(132,319)
Lions Gate Entertainment Corp ‘A’	20,022	(322,354)
Littelfuse Inc	4,034	(691,750)
Live Nation Entertainment Inc	21,905	(1,078,821)
LKQ Corp	22,732	(539,430)
Loews Corp	28,166	(1,282,116)
LogMeIn Inc	17,655	(1,440,118)
Lumentum Holdings Inc	60,664	(2,548,495)
Mack-Cali Realty Corp REIT	7,871	(154,193)
Macquarie Infrastructure Corp	170,668	(6,239,622)
Markel Corp	271	(281,312)
MarketAxess Holdings Inc	7,567	(1,598,983)
Marriott International Inc/MD ‘A’	1,310	(142,214)
Martin Marietta Materials Inc	19,526	(3,355,934)
Marvell Technology Group Ltd	379,943	(6,151,277)
Matador Resources Co	188,963	(2,934,595)
Mattel Inc	272,349	(2,720,766)
McCormick & Co Inc	82,264	(11,454,439)
Medidata Solutions Inc	73,614	(4,963,056)
Mercury General Corp	41,360	(2,138,726)
Meredith Corp	72,593	(3,770,480)
Microchip Technology Inc	112,686	(8,104,377)
Molina Healthcare Inc	1,004	(116,685)
Monolithic Power Systems Inc	20,531	(2,386,729)
Nabors Industries Ltd	373,653	(747,306)
National Fuel Gas Co	61,290	(3,136,822)
NCR Corp	85,557	(1,974,656)
Nektar Therapeutics	44,878	(1,475,140)
NetScout Systems Inc	88,542	(2,092,247)
Neurocrine Biosciences Inc	5,769	(411,964)
New York Community Bancorp Inc	806,647	(7,590,548)
Newell Brands Inc	382,110	(7,103,425)
NewMarket Corp	653	(269,095)
Newmont Mining Corp	52,602	(1,822,659)
News Corp ‘A’	13,248	(150,365)
Nielsen Holdings PLC	215,772	(5,033,961)
NiSource Inc	177,781	(4,506,748)
Northern Trust Corp	12,013	(1,004,167)

Referenced Entity	Shares	Value
NOW Inc	153,255	($1,783,888)
NRG Energy Inc	16,511	(653,836)
Nutanix Inc ‘A’	23,029	(957,776)
NuVasive Inc	79,556	(3,942,795)
NVIDIA Corp	20,780	(2,774,130)
Oasis Petroleum Inc	357,881	(1,979,082)
Oceaneering International Inc	33,839	(409,452)
Olin Corp	6,914	(139,041)
Omega Healthcare Investors Inc REIT	32,159	(1,130,389)
ONEOK Inc	57,280	(3,090,256)
OPKO Health Inc	21,311	(64,146)
Owens Corning	7,971	(350,565)
PacWest Bancorp	130,569	(4,345,336)
Paramount Group Inc REIT	13,212	(165,943)
Park Hotels & Resorts Inc REIT	83,381	(2,166,238)
Penske Automotive Group Inc	49,321	(1,988,623)
Penumbra Inc	5,333	(651,693)
People’s United Financial Inc	59,680	(861,182)
PerkinElmer Inc	35,150	(2,761,032)
Perrigo Co PLC	2,439	(94,511)
Pinnacle Financial Partners Inc	58,489	(2,696,343)
Plantronics Inc	39,433	(1,305,232)
Polaris Industries Inc	8,355	(640,661)
Post Holdings Inc	73,079	(6,513,531)
PotlatchDeltic Corp REIT	4,180	(132,255)
PPL Corp	342,054	(9,690,390)
Premier Inc ‘A’	94,526	(3,530,546)
Prestige Consumer Healthcare Inc	106,016	(3,273,774)
Prosperity Bancshares Inc	18,004	(1,121,649)
Public Storage	907	(183,586)
QUALCOMM Inc	64,973	(3,697,613)
Range Resources Corp	104,279	(997,950)
Realogy Holdings Corp	82,496	(1,211,041)
RealPage Inc	8,394	(404,507)
Realty Income Corp REIT	21,647	(1,364,627)
RingCentral Inc ‘A’	2,791	(230,090)
Royal Gold Inc	35,263	(3,020,276)
Sabra Health Care REIT Inc	125,062	(2,061,022)
Sage Therapeutics Inc	17,057	(1,633,890)
Sanderson Farms Inc	11,235	(1,115,523)
SBA Communications Corp REIT	2,691	(435,646)
Scientific Games Corp ‘A’	78,320	(1,400,362)
Seattle Genetics Inc	73,773	(4,179,978)
Sempra Energy	108,440	(11,732,124)
Sensata Technologies Holding PLC	110,106	(4,937,153)
Sensient Technologies Corp	6,443	(359,842)
SITE Centers Corp	233,267	(2,582,266)
Six Flags Entertainment Corp	40,186	(2,235,547)
SL Green Realty Corp REIT	9,984	(789,535)
SLM Corp	346,554	(2,879,864)
SM Energy Co	81,313	(1,258,725)
Sotheby’s	58,337	(2,318,312)
Southwest Gas Holdings Inc	31,576	(2,415,564)
Spirit Airlines Inc	79,021	(4,576,896)
Spirit Realty Capital Inc REIT	4,620	(162,855)
Sprouts Farmers Market Inc	51,000	(1,199,010)
Square Inc ‘A’	96,712	(5,424,576)
Stericycle Inc	62,811	(2,304,536)
Sterling Bancorp	475,445	(7,849,597)
Stifel Financial Corp	84,445	(3,497,712)
SVB Financial Group	12,205	(2,317,974)
Synaptics Inc	13,058	(485,888)
Syneos Health Inc ‘A’	79,075	(3,111,601)
Synovus Financial Corp	4,266	(136,469)
Take-Two Interactive Software Inc	16,717	(1,720,848)
Targa Resources Corp	134,735	(4,853,155)
Taubman Centers Inc REIT	10,782	(490,473)
Tenet Healthcare Corp	73,220	(1,254,991)
Teradata Corp	18,611	(713,918)
Terex Corp	33,145	(913,808)
Tesla Inc	51,634	(17,183,795)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Referenced Entity	Shares	Value
Texas Capital Bancshares Inc	44,767	($2,287,146)
The Charles Schwab Corp	146,820	(6,097,435)
The Chemours Co	78,170	(2,205,957)
The Cooper Cos Inc	1,002	(255,009)
The Goodyear Tire & Rubber Co	41,324	(843,423)
The Hain Celestial Group Inc	154,579	(2,451,623)
The Kraft Heinz Co	195,640	(8,420,346)
The Macerich Co REIT	4,622	(200,040)
The Middleby Corp	44,148	(4,535,324)
The Mosaic Co	60,976	(1,781,109)
The New York Times Co ‘A’	143,318	(3,194,558)
The Scotts Miracle-Gro Co	3,112	(191,263)
The Timken Co	5,571	(207,910)
The Wendy’s Co	149,881	(2,339,642)
The Western Union Co	36,508	(622,826)
The Williams Cos Inc	82,144	(1,811,275)
Thermo Fisher Scientific Inc	8,172	(1,828,812)
Thor Industries Inc	15,741	(818,532)
TransDigm Group Inc	22,320	(7,590,139)
Transocean Ltd	658,067	(4,566,985)
TransUnion	18,187	(1,033,022)
TreeHouse Foods Inc	64,578	(3,274,750)
TRI Pointe Group Inc	312,649	(3,417,254)
Trimble Inc	6,058	(199,369)
Trinity Industries Inc	33,406	(687,830)
Tyler Technologies Inc	5,698	(1,058,802)
UMB Financial Corp	2,291	(139,682)
Under Armour Inc ‘A’	362,210	(6,400,251)
United Bankshares Inc	131,216	(4,082,130)
United Natural Foods Inc	93,379	(988,884)
United Parcel Service Inc ‘B’	4,742	(462,487)
United Rentals Inc	1,891	(193,884)
United States Steel Corp	12,299	(224,334)
UnitedHealth Group Inc	7,671	(1,911,000)
Uniti Group Inc REIT	394,959	(6,149,512)
Universal Display Corp	93,576	(8,755,906)
Urban Edge Properties	12,744	(211,805)
Vail Resorts Inc	909	(191,635)
Valley National Bancorp	123,784	(1,099,202)
Valmont Industries Inc	3,703	(410,848)

Referenced Entity	Shares	Value
Valvoline Inc	136,572	($2,642,668)
Veeva Systems Inc ‘A’	9,282	(829,068)
VEREIT Inc REIT	1,221,046	(8,730,479)
ViaSat Inc	98,687	(5,817,599)
Virtu Financial Inc ‘A’	62,248	(1,603,508)
Visa Inc ‘A’	60,046	(7,922,469)
Visteon Corp	79,749	(4,807,270)
Vornado Realty Trust REIT	2,623	(162,705)
Vulcan Materials Co	19,950	(1,971,060)
Wabtec Corp	72,246	(5,075,281)
Washington Federal Inc	32,010	(854,987)
Wayfair Inc ‘A’	12,597	(1,134,738)
Weatherford International PLC	268,255	(149,955)
Webster Financial Corp	77,554	(3,822,637)
Welbilt Inc	194,801	(2,164,239)
WellCare Health Plans Inc	26,495	(6,255,205)
Welltower Inc REIT	26,380	(1,831,036)
Western Alliance Bancorp	17,286	(682,624)
White Mountains Insurance Group Ltd	228	(195,553)
Whiting Petroleum Corp	21,391	(485,362)
Willis Towers Watson PLC	9,477	(1,439,177)
Wintrust Financial Corp	3,006	(199,869)
Workday Inc ‘A’	40,666	(6,493,547)
World Wrestling Entertainment Inc ‘A’	2,904	(216,987)
WP Carey Inc REIT	9,029	(589,955)
WPX Energy Inc	151,274	(1,716,960)
Wyndham Destinations Inc	42,580	(1,526,067)
XPO Logistics Inc	23,616	(1,347,057)
Xylem Inc	4,325	(288,564)
Yum! Brands Inc	5,988	(550,417)
Zayo Group Holdings Inc	112,646	(2,572,835)
Zillow Group Inc ‘C’	68,705	(2,169,704)
Zions Bancorp	67,441	(2,747,546)

		(832,942,125)

Total Short Positions - (71.5%)		(835,929,511)

Total Long and Short Positions - 8.0%		$92,534,461

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month AUD-BBSW, plus or minus a specified spread (rates range from (0.765%) to 0.350%) as negotiated by the parties, which is denominated in AUD based on the local currencies of the positions within the swap.

	JPM	01/11/19- 12/16/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2018:

Referenced Entity	Shares	Value
Long Positions: - 1.3%

Australia - 1.3%

AGL Energy Ltd	48,320	$701,713
Ansell Ltd	8,657	134,484
Aurizon Holdings Ltd	1,043,013	3,146,769
Bendigo & Adelaide Bank Ltd	42,362	321,864
Boral Ltd	69,837	243,034
Brambles Ltd	21,562	154,269
Caltex Australia Ltd	43,027	771,962
CIMIC Group Ltd	71,899	2,198,666
Newcrest Mining Ltd	145,101	2,230,066
Origin Energy Ltd	147,912	674,719
Qantas Airways Ltd	310,238	1,265,623
Santos Ltd	80,129	309,028
Woodside Petroleum Ltd	157,887	3,477,838

		15,630,035

Total Long Positions - 1.3%		15,630,035

Referenced Entity	Shares	Value
Short Positions: (1.3%)

Australia - (1.3%)

AMP Ltd	120,119	($207,358)
APA Group	315,926	(1,892,441)
Challenger Ltd	316,823	(2,118,159)
CSL Ltd	21,391	(2,794,047)
Domino’s Pizza Enterprises Ltd	6,305	(180,620)
Fortescue Metals Group Ltd	55,838	(164,654)
Healthscope Ltd	669,283	(1,051,243)
Ramsay Health Care Ltd	30,179	(1,227,575)
REA Group Ltd	11,040	(575,982)
SEEK Ltd	243,892	(2,909,674)
Sydney Airport	68,865	(326,546)
Transurban Group	100,530	(825,103)
Vocus Group Ltd	508,002	(1,145,765)

		(15,419,167)

Total Short Positions - (1.3%)		(15,419,167)

Total Long and Short Positions - 0.0%		$210,868

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month GBP-LIBOR, plus or minus a specified spread (rates range from (3.551%) to 0.300%) as negotiated by the parties, which is denominated in GBP based on the local currencies of the positions within the swap.

	JPM	01/11/19- 01/24/20

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2018:

Referenced Entity	Shares	Value
Long Positions: - 6.4%

Russia - 0.3%

Evraz PLC	559,023	$3,423,165

South Africa - 0.3%

Anglo American PLC	50,000	1,118,033
Investec PLC	357,873	2,011,861
Old Mutual Ltd	101,855	151,896

		3,281,790

Switzerland - 0.2%

Coca-Cola HBC AG	50,077	1,567,295
IWG PLC	354,797	944,083

		2,511,378

United Kingdom - 5.6%

Associated British Foods PLC	17,290	450,639
BAE Systems PLC	164,889	964,412
Barratt Developments PLC	81,378	480,026
BBA Aviation PLC	203,921	566,857
Beazley PLC	120,635	775,311
Bellway PLC	55,829	1,791,245
BP PLC	229,682	1,451,978
BT Group PLC	3,956,728	12,030,801
Burberry Group PLC	301,315	6,616,576
Centrica PLC	3,247,048	5,601,063
Close Brothers Group PLC	94,063	1,726,251
Direct Line Insurance Group PLC	182,777	742,978
Dixons Carphone PLC	196,624	301,152
Drax Group PLC	331,290	1,515,623
GlaxoSmithKline PLC	20,615	392,881
Hays PLC	412,619	736,592
Howden Joinery Group PLC	42,208	234,191
Inchcape PLC	297,979	2,096,812
Indivior PLC	752,302	1,077,878
Intermediate Capital Group PLC	67,229	801,922
JD Sports Fashion PLC	49,134	218,787
Man Group PLC	1,284,844	2,176,916
Meggitt PLC	230,254	1,383,143
Moneysupermarket.com Group PLC	610,048	2,141,861
National Grid PLC	373,732	3,656,339
Rolls-Royce Holdings PLC	58,307	614,264
Royal Mail PLC	484,376	1,681,212
RPC Group PLC	22,077	183,533
Smith & Nephew PLC	99,493	1,862,376
Spectris PLC	15,257	443,382
Standard Life Aberdeen PLC	716,945	2,347,524
Tate & Lyle PLC	188,354	1,584,945
Tesco PLC	611,301	1,482,503
Thomas Cook Group PLC	574,997	226,120
Vodafone Group PLC	1,525,045	2,965,127
WH Smith PLC	20,756	455,315
William Hill PLC	766,413	1,514,381

		65,292,916

Total Long Positions - 6.4%		74,509,249

Referenced Entity	Shares	Value

Short Positions: (5.9%)

Switzerland - (0.6%)

Glencore PLC	1,495,748	($5,561,288)
Mediclinic International PLC	306,163	(1,257,145)

		(6,818,433)

United Arab Emirates - (0.2%)

NMC Health PLC	74,496	(2,600,002)

United Kingdom - (5.1%)

AA PLC	320,823	(306,691)
Admiral Group PLC	77,575	(2,024,216)
Aggreko PLC	97,553	(909,581)
Ashmore Group PLC	37,229	(173,603)
Ashtead Group PLC	28,155	(587,296)
ASOS PLC	80,438	(2,335,172)
Auto Trader Group PLC	105,890	(614,521)
Babcock International Group PLC	245,042	(1,528,395)
Balfour Beatty PLC	213,526	(678,289)
British American Tobacco PLC	14,874	(473,276)
Bunzl PLC	12,913	(389,957)
Capita PLC	262,424	(376,221)
Cobham PLC	508,678	(634,223)
Compass Group PLC	30,275	(637,132)
ConvaTec Group PLC	512,215	(907,286)
CYBG PLC	84,919	(196,127)
Daily Mail & General Trust PLC ‘A’	37,592	(275,510)
Greene King PLC	87,715	(590,476)
GVC Holdings PLC	33,135	(284,463)
Halma PLC	60,794	(1,059,057)
Hargreaves Lansdown PLC	178,743	(4,215,650)
HSBC Holdings PLC	446,623	(3,684,520)
IMI PLC	18,452	(222,210)
Informa PLC	20,223	(162,324)
J Sainsbury PLC	257,792	(871,465)
John Wood Group PLC	732,176	(4,710,785)
Johnson Matthey PLC	8,946	(319,422)
Jupiter Fund Management PLC	52,219	(196,400)
Just Eat PLC	29,049	(217,237)
Kingfisher PLC	49,271	(129,548)
Legal & General Group PLC	498,617	(1,469,109)
Lloyds Banking Group PLC	584,664	(385,399)
Melrose Industries PLC	1,629,785	(3,404,789)
Merlin Entertainments PLC	635,425	(2,573,832)
Metro Bank PLC	11,141	(239,959)
Micro Focus International PLC	499,596	(8,752,231)
Ocado Group PLC	56,194	(566,412)
Petrofac Ltd	32,353	(196,387)
Provident Financial PLC	25,596	(187,482)
Rentokil Initial PLC	157,267	(676,562)
Rightmove PLC	152,707	(841,582)
Rotork PLC	283,278	(894,499)
Spirax-Sarco Engineering PLC	3,566	(283,839)
St James’s Place PLC	113,639	(1,368,646)
The Sage Group PLC	250,782	(1,923,357)
The Weir Group PLC	119,673	(1,981,694)
Travis Perkins PLC	41,917	(571,462)
United Utilities Group PLC	71,965	(676,650)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Referenced Entity	Shares	Value
Whitbread PLC	21,348	($1,246,654)
WPP PLC	123,441	(1,343,407)

		(59,295,005)

Total Short Positions - (5.9%)		(68,713,440)

Total Long and Short Positions - 0.5%		$5,795,809

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month HKD-HIBOR, plus or minus a specified spread (rates range from (2.250%) to 0.500%) as negotiated by the parties, which is denominated in HKD based on the local currencies of the positions within the swap.

	JPM	01/11/19- 02/04/20

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2018:

Referenced Entity	Shares	Value
Long Positions: - 1.0%

Hong Kong - 1.0%

CK Asset Holdings Ltd	45,000	$329,246
CK Hutchison Holdings Ltd	22,500	215,960
CLP Holdings Ltd	39,500	446,385
Henderson Land Development Co Ltd	75,200	374,275
HKT Trust & HKT Ltd	101,000	145,494
Kerry Properties Ltd	571,500	1,950,578
Li & Fung Ltd	3,166,000	499,542
Melco International Development Ltd	894,000	1,812,844
New World Development Co Ltd	177,000	233,776
Power Assets Holdings Ltd	65,000	451,581
Sino Land Co Ltd	790,000	1,353,491
Sun Hung Kai Properties Ltd	35,500	506,642
Techtronic Industries Co Ltd	40,000	212,267
Wheelock & Co Ltd	221,000	1,265,217
Xinyi Glass Holdings Ltd	188,000	207,674
Yue Yuen Industrial Holdings Ltd	578,000	1,850,346

		11,855,318

Total Long Positions - 1.0%		11,855,318

Referenced Entity	Shares	Value

Short Positions: (1.0%)

China - (0.1%)

Minth Group Ltd	454,000	($1,465,044)

Hong Kong - (0.9%)

AIA Group Ltd	555,600	(4,615,264)
ASM Pacific Technology Ltd	186,700	(1,802,435)
Cathay Pacific Airways Ltd	124,361	(176,967)
Hong Kong & China Gas Co Ltd	742,313	(1,533,655)
MTR Corp Ltd	430,328	(2,264,741)
Value Partners Group Ltd	87,724	(60,912)

		(10,453,974)

Total Short Positions - (1.0%)		(11,919,018)

Total Long and Short Positions - 0.0%		($63,700)

Description	Counter- party	Expiration Dates (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Month SGD-SIBOR, plus or minus a specified spread (rates range from (1.635%) to 0.400%) as negotiated by the parties, which is denominated in SGD based on the local currencies of the positions within the swap.

	JPM	02/08/19- 11/18/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2018:

Referenced Entity	Shares	Value
Long Positions: - 0.1%

China - 0.0%

Yangzijiang Shipbuilding Holdings Ltd	332,300	$305,331

Singapore - 0.1%

ComfortDelGro Corp Ltd	268,400	423,950
Genting Singapore Ltd	523,300	374,587

		798,537

Total Long Positions - 0.1%		1,103,868

Referenced Entity	Shares	Value
Short Positions: (0.1%)

Singapore - (0.1%)

CapitaLand Ltd	104,600	($238,533)
Singapore Post Ltd	226,400	(151,931)
Singapore Telecommunications Ltd	318,100	(684,625)

		(1,075,089)

Total Short Positions - (0.1%)		(1,075,089)

Total Long and Short Positions - 0.0%		$28,779

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CAD-USD Discount Rate plus or minus a specified spread (rates range from (0.650%) to 0.330%) as negotiated by the parties, which is denominated in CAD based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2018:

Referenced Entity	Shares	Value
Long Positions: - 3.5%

Canada - 3.3%

Air Canada	347,415	$6,606,280
Alimentation Couche-Tard Inc ‘B’	30,324	1,508,426
Atco Ltd ‘I’	7,624	215,619
Bank of Montreal	9,023	589,482
Bombardier Inc ‘B’	288,068	428,346
CAE Inc	18,694	343,563
Canadian Imperial Bank of Commerce	23,615	1,758,844
Canadian Tire Corp Ltd ‘A’	22,094	2,310,063
CGI Group Inc ‘A’	44,355	2,712,894
Constellation Software Inc	2,160	1,382,609
Dollarama Inc	148,733	3,537,475
Empire Co Ltd ‘A’	89,659	1,893,399
Fairfax Financial Holdings Ltd	722	317,834
Finning International Inc	85,207	1,485,443
Genworth MI Canada Inc	23,580	694,342
Gildan Activewear Inc	7,453	226,232
Husky Energy Inc	12,699	131,250
iA Financial Corp Inc	8,343	266,265
Kinross Gold Corp	68,605	221,112
Linamar Corp	33,211	1,102,006
Loblaw Cos Ltd	8,142	364,458
Magna International Inc	55,335	2,511,800
Methanex Corp	31,451	1,512,652
National Bank of Canada	11,102	455,807
Open Text Corp	4,308	140,423
Quebecor Inc ‘B’	38,865	818,181
Restaurant Brands International Inc	2,996	156,515
Royal Bank of Canada	2,542	173,985
The Toronto-Dominion Bank	7,044	350,136
Tourmaline Oil Corp	16,353	203,394
West Fraser Timber Co Ltd	66,910	3,305,311
WSP Global Inc	10,201	438,392

		38,162,538

United States - 0.2%

Bausch Health Cos Inc	16,481	304,824
BRP Inc	72,307	1,871,762

		2,176,586

Total Long Positions - 3.5%		40,339,124

Short Positions: (3.4%)

Brazil - 0.0%

Yamana Gold Inc	76,804	(180,589)

Referenced Entity	Shares	Value

Canada - (3.0%)

Agnico Eagle Mines Ltd	42,561	($1,717,778)
AltaGas Ltd	142,333	(1,449,186)
Barrick Gold Corp	89,168	(1,203,755)
BlackBerry Ltd	25,751	(183,154)
Brookfield Asset Management Inc ‘A’	11,757	(450,576)
Cameco Corp	108,273	(1,227,707)
Canadian Utilities Ltd ‘A’	7,462	(171,191)
Cenovus Energy Inc	356,342	(2,505,774)
Element Fleet Management Corp	221,906	(1,123,184)
Enbridge Inc	278,521	(8,652,268)
Encana Corp	296,480	(1,711,297)
Franco-Nevada Corp	18,659	(1,308,399)
Goldcorp Inc	51,912	(508,397)
Inter Pipeline Ltd	50,114	(709,936)
Keyera Corp	65,943	(1,246,696)
Northland Power Inc	8,923	(141,832)
Onex Corp	3,231	(175,963)
Pembina Pipeline Corp	39,353	(1,167,734)
PrairieSky Royalty Ltd	63,800	(825,773)
Seven Generations Energy Ltd ‘A’	19,147	(156,239)
TransCanada Corp	123,904	(4,424,495)
Wheaton Precious Metals Corp	177,021	(3,455,618)
Whitecap Resources Inc	94,084	(299,784)

		(34,816,736)

Chile - 0.0%

Lundin Mining Corp	41,602	(171,869)

Zambia - (0.4%)

First Quantum Minerals Ltd	510,170	(4,125,606)

Total Short Positions - (3.4%)		(39,294,800)

Total Long and Short Positions - 0.1%		$1,044,324

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day CHF-TOIS, plus or minus a specified spread (rates range from (1.380%) to 0.350%) as negotiated by the parties, which is denominated in CHF based on the local currencies of the positions within the swap.

	MSC	05/02/19

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2018:

Referenced Entity	Shares	Value
Long Positions: - 2.0%

Switzerland - 2.0%

Adecco Group AG	42,302	$1,988,295
Baloise Holding AG	1,684	232,494
Barry Callebaut AG	377	588,369
Flughafen Zurich AG	2,416	399,809
GAM Holding AG	120,725	476,030
Georg Fischer AG	525	421,197
Helvetia Holding AG	375	219,304
Roche Holding AG	7,796	1,935,426
Sonova Holding AG	12,902	2,121,684
Sunrise Communications Group AG	5,185	456,504
Swiss Life Holding AG	6,355	2,452,835
Temenos AG	52,492	6,307,583
Zurich Insurance Group AG	18,256	5,441,905

		23,041,435

Total Long Positions - 2.0%		23,041,435

Referenced Entity	Shares	Value
Short Positions: (1.7%)

Austria - (0.3%)

ams AG	163,738	($3,942,851)

Switzerland - (1.4%)

Bucher Industries AG	520	(140,270)
Chocoladefabriken Lindt & Spruengli AG	264	(1,640,460)
Cie Financiere Richemont SA ‘A’	10,188	(657,000)
Credit Suisse Group AG	743,390	(8,126,509)
Lonza Group AG	8,416	(2,187,778)
OC Oerlikon Corp AG	22,911	(257,982)
Vifor Pharma AG	26,099	(2,839,972)

		(15,849,971)

Total Short Positions - (1.7%)		(19,792,822)

Total Long and Short Positions - 0.3%		$3,248,613

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week DKK-CIBOR, plus or minus a specified spread (rates range from (0.350%) to 0.350%) as negotiated by the parties, which is denominated in DKK based on the local currencies of the positions within the swap.

	MSC	05/01/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2018:

Referenced Entity	Shares	Value
Long Positions: - 1.3%

Denmark - 1.3%

Carlsberg AS ‘B’	7,062	$751,249
Dfds AS	9,564	385,991
DSV AS	16,064	1,060,905
GN Store Nord AS	102,191	3,828,993
H Lundbeck AS	86,251	3,796,154
Novo Nordisk AS ‘B’	33,148	1,522,391
Orsted AS	35,816	2,396,726
Pandora AS	4,795	195,755
Rockwool International AS ‘B’	6,743	1,763,319

		15,701,483

Total Long Positions - 1.3%		15,701,483

Referenced Entity	Shares	Value
Short Positions: (1.3%)

Denmark - (1.3%)

AP Moller - Maersk AS ‘B’	5,159	($6,489,666)
Chr Hansen Holding AS	4,451	(395,100)
Genmab AS	45,196	(7,431,144)
Novozymes AS ‘B’	10,644	(475,600)
Vestas Wind Systems AS	3,271	(247,610)
William Demant Holding AS	7,191	(204,741)

		(15,243,861)

Total Short Positions - (1.3%)		(15,243,861)

Total Long and Short Positions - 0.0%		$457,622

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day EUR-EONIA, plus or minus a specified spread (rates range from (6.380%) to 0.350%) as negotiated by the parties, which is denominated in EUR based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2018:

Referenced Entity	Shares	Value
Long Positions: - 18.2%

Belgium - 0.8%

Ageas	66,080	$2,974,633
bpost SA	69,085	633,419
Proximus SADP	12,143	328,575
Solvay SA	21,534	2,153,448
UCB SA	37,274	3,044,413

		9,134,488

Referenced Entity	Shares	Value
Finland - 1.2%

Cargotec OYJ ‘B’	4,753	$145,858
Fortum OYJ	58,733	1,285,628
Kesko OYJ ‘B’	26,176	1,412,680
Neste OYJ	115,472	8,940,140
Nokia Oyj	119,551	694,007
Stora Enso OYJ ‘R’	22,631	262,377
UPM-Kymmene OYJ	67,895	1,718,682

		14,459,372

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Referenced Entity	Shares	Value
France - 3.6%

Alstom SA	5,848	$236,227
Atos SE	44,975	3,685,050
AXA SA	128,159	2,765,914
Carrefour SA	18,096	309,205
Cie Generale des Etablissements Michelin SCA	14,774	1,454,160
CNP Assurances	44,636	947,466
Electricite de France SA	11,754	186,029
Elior Group SA	11,799	176,550
Engie SA	592,148	8,507,936
Eutelsat Communications SA	44,193	870,653
Hermes International	1,306	725,562
Kering SA	369	172,865
Peugeot SA	219,375	4,678,783
Renault SA	4,983	310,406
SCOR SE	3,154	141,792
Societe BIC SA	3,723	380,322
Teleperformance	31,530	5,043,844
Thales SA	30,228	3,532,357
TOTAL SA	148,404	7,827,585

		41,952,706

Germany - 4.0%

Allianz SE	36,354	7,305,524
Aurubis AG	42,947	2,128,120
Covestro AG	182,313	9,028,956
Deutsche Lufthansa AG	254,929	5,757,201
E.ON SE	253,317	2,500,572
Hannover Rueck SE	2,275	306,602
Hella GmbH & Co KGaA	4,571	183,069
HOCHTIEF AG	10,693	1,444,104
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	8,220	1,792,771
ProSiebenSat.1 Media SE	10,669	189,840
Rheinmetall AG	36,089	3,200,328
Salzgitter AG	35,732	1,042,776
Schaeffler AG (Preferred)	30,252	257,702
Software AG	54,163	1,956,656
Suedzucker AG	16,418	212,776
Talanx AG	30,149	1,029,552
Wirecard AG	52,244	7,875,899

		46,212,448

Italy - 3.2%

A2A SPA	2,140,778	3,860,838
Assicurazioni Generali SPA	195,962	3,275,304
Autogrill SPA	98,468	830,752
BPER Banca	216,103	832,338
DiaSorin SPA	2,085	169,264
Enel SPA	1,237,586	7,174,587
Eni SPA	845,689	13,359,513
Hera SPA	352,171	1,074,396
Italgas SPA	80,738	462,994
Moncler SPA	95,207	3,168,264
Poste Italiane SPA	68,460	548,960
Snam SPA	101,220	443,178
Telecom Italia SpA/Milano	273,210	151,251
UniCredit SPA	118,419	1,341,320
Unipol Gruppo SPA	197,291	795,626
UnipolSai Assicurazioni SPA	95,247	215,651

		37,704,236

Luxembourg - 0.4%

APERAM SA	21,484	565,315
SES SA	244,255	4,676,532

		5,241,847

Referenced Entity	Shares	Value
Netherlands - 2.4%

Aegon NV	238,691	$1,117,943
ASM International NV	30,869	1,272,768
ASR Nederland NV	99,179	3,924,409
Koninklijke Ahold Delhaize NV	389,338	9,835,524
Koninklijke DSM NV	24,477	1,985,713
Koninklijke KPN NV	149,021	435,290
NN Group NV	106,164	4,220,929
Randstad NV	3,421	156,853
Signify NV	106,039	2,480,623
Wolters Kluwer NV	45,764	2,691,252

		28,121,304

Spain - 2.4%

Acerinox SA	135,184	1,340,263
ACS Actividades de Construccion y Servicios SA	5,875	227,405
Almirall SA	8,786	134,507
Amadeus IT Group SA	35,281	2,454,766
Banco Bilbao Vizcaya Argentaria SA	398,137	2,114,829
CaixaBank SA	141,351	511,893
Enagas SA	58,551	1,582,752
Endesa SA	346,924	8,000,298
Iberdrola SA	131,741	1,057,864
Mapfre SA	559,501	1,485,985
Mediaset Espana Comunicacion SA	31,834	200,114
Red Electrica Corp SA	34,203	762,734
Repsol Rights	476,758	218,498
Repsol SA	476,758	7,664,861

		27,756,769

United Kingdom - 0.2%

Dialog Semiconductor PLC	10,841	280,930
Fiat Chrysler Automobiles NV	149,611	2,157,144

		2,438,074

Total Long Positions - 18.2%		213,021,244

Short Positions: (14.0%)

Belgium - (0.7%)

Anheuser-Busch InBev SA/NV	97,935	(6,451,857)
Telenet Group Holding NV	21,429	(996,715)
Umicore SA	31,391	(1,252,658)

		(8,701,230)

Finland - (0.3%)

Amer Sports OYJ	15,011	(659,928)
Huhtamaki OYJ	47,781	(1,478,509)
Metso OYJ	5,341	(140,320)
Outokumpu OYJ	287,114	(1,046,569)
Wartsila OYJ Abp	9,057	(144,577)

		(3,469,903)

France - (3.7%)

Accor SA	30,521	(1,297,887)
Air France-KLM	197,155	(2,141,050)
Altran Technologies SA	185,338	(1,489,583)
BioMerieux	2,991	(197,288)
Bollore SA	425,815	(1,707,200)
Cie Plastic Omnium SA	18,814	(434,230)
Edenred	78,173	(2,879,029)
Getlink	153,186	(2,058,413)
Iliad SA	40,269	(5,651,448)
Ingenico Group SA	81,271	(4,610,293)
JCDecaux SA	37,581	(1,055,844)
Orpea	15,866	(1,620,528)
Remy Cointreau SA	3,072	(348,278)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Referenced Entity	Shares	Value
Rexel SA	15,794	($168,239)
SEB SA	2,258	(291,823)
SPIE SA	21,067	(279,695)
Suez	108,225	(1,429,706)
Technicolor SA	209,817	(229,289)
Valeo SA	281,076	(8,197,746)
Vivendi SA	281,129	(6,813,811)

		(42,901,380)

Germany - (3.5%)

1&1 Drillisch AG	34,974	(1,786,168)
Bayer AG	11,634	(809,130)
CECONOMY AG	117,062	(421,953)
Continental AG	14,066	(1,958,491)
Daimler AG	39,473	(2,080,815)
Delivery Hero SE	10,624	(396,636)
Deutsche Bank AG	1,098,457	(8,760,393)
Fielmann AG	10,529	(652,025)
Fraport AG Frankfurt Airport Services Worldwide	10,692	(765,205)
GEA Group AG	129,584	(3,336,224)
Infineon Technologies AG	272,111	(5,448,115)
KION Group AG	11,092	(564,069)
OSRAM Licht AG	103,891	(4,521,187)
Sartorius AG (Preferred)	8,495	(1,057,262)
Siemens Healthineers AG	7,900	(330,114)
Telefonica Deutschland Holding AG	235,728	(927,806)
thyssenkrupp AG	133,970	(2,301,330)
United Internet AG	34,905	(1,527,742)
Volkswagen AG (Preferred)	926	(147,656)
Zalando SE	113,498	(2,932,613)

		(40,724,934)

Italy - (1.8%)

Banco BPM SPA	1,042,923	(2,346,305)
Brembo SPA	52,207	(532,813)
Buzzi Unicem SPA	126,909	(2,188,956)
Davide Campari-Milano SPA	171,691	(1,453,947)
Ferrari NV	61,547	(6,124,174)
Intesa Sanpaolo SPA	284,300	(633,028)
Leonardo SPA	330,532	(2,912,059)
Pirelli & C SPA	256,725	(1,649,759)
Prysmian SPA	21,166	(411,827)

Referenced Entity	Shares	Value
Recordati SPA	19,240	($666,285)
Unione di Banche Italiane SPA	771,158	(2,238,413)

		(21,157,566)

Luxembourg - (0.8%)

Eurofins Scientific SE	10,207	(3,812,111)
Tenaris SA	511,756	(5,500,240)

		(9,312,351)

Netherlands - (1.0%)

ALTICE EUROPE NV	726,288	(1,409,235)
ASML Holding NV	22,723	(3,559,773)
Boskalis Westminster	56,939	(1,413,205)
Heineken NV	4,293	(379,444)
Koninklijke Philips NV	9,679	(339,341)
Koninklijke Vopak NV	23,112	(1,048,091)
OCI NV	46,599	(951,638)
SBM Offshore NV	192,977	(2,851,319)

		(11,952,046)

Spain - (1.7%)

Banco Santander SA	394,151	(1,789,837)
Bankia SA	1,120,434	(3,278,186)
Cellnex Telecom SA	158,741	(4,059,559)
Ferrovial SA	31,179	(631,459)
Grifols SA	151,332	(3,972,735)
Industria de Diseno Textil SA	243,501	(6,215,281)

		(19,947,057)

Switzerland - (0.1%)

STMicroelectronics NV	106,071	(1,495,165)

United States - (0.4%)

QIAGEN NV	128,281	(4,383,457)

Total Short Positions - (14.0%)		(164,045,089)

Total Long and Short Positions - 4.2%		$48,976,155

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Day JPY-MUTSC, plus or minus a specified spread (rates range from (5.250%) to 0.450%) as negotiated by the parties, which is denominated in JPY based on the local currencies of the positions within the swap.

	MSC	05/01/20

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2018:

Referenced Entity	Shares	Value
Long Positions: - 13.4%

Japan - 13.4%

Alfresa Holdings Corp	133,100	$3,392,668
Amada Holdings Co Ltd	94,400	847,418
ANA Holdings Inc	27,300	980,045
Astellas Pharma Inc	98,700	1,261,053
Bandai Namco Holdings Inc	119,700	5,374,436
Brother Industries Ltd	13,200	195,377
Chubu Electric Power Co Inc	37,900	538,537
Citizen Watch Co Ltd	31,700	156,116
Credit Saison Co Ltd	21,200	248,388
Daicel Corp	52,600	539,972
Eisai Co Ltd	5,600	433,551
Fuji Electric Co Ltd	14,400	424,116
Fujitsu Ltd	30,400	1,895,019
GungHo Online Entertainment Inc	103,200	188,881

Referenced Entity	Shares	Value
Hakuhodo DY Holdings Inc	107,800	$1,538,352
Haseko Corp	366,900	3,842,030
Hitachi Construction Machinery Co Ltd	10,700	250,393
Hitachi High-Technologies Corp	51,100	1,600,166
Hitachi Ltd	132,400	3,509,956
Idemitsu Kosan Co Ltd	96,000	3,122,559
IHI Corp	11,000	302,958
Inpex Corp	631,200	5,592,948
ITOCHU Corp	29,900	507,785
Itochu Techno-Solutions Corp	178,600	3,458,505
Japan Airlines Co Ltd	279,100	9,891,600
Japan Post Holdings Co Ltd	46,900	541,509
JFE Holdings Inc	82,100	1,307,715
JXTG Holdings Inc	1,630,300	8,467,004
Kajima Corp	290,200	3,898,281
Kamigumi Co Ltd	75,800	1,550,773
Kobe Steel Ltd	120,900	837,982
Kose Corp	10,500	1,649,318

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Referenced Entity	Shares	Value
Kyushu Railway Co	18,200	$615,756
Lion Corp	46,700	965,173
Marubeni Corp	90,300	633,591
Matsumotokiyoshi Holdings Co Ltd	89,900	2,764,132
Mebuki Financial Group Inc	63,400	167,667
Medipal Holdings Corp	135,400	2,896,772
Mitsubishi Gas Chemical Co Inc	146,800	2,199,004
Mitsubishi Tanabe Pharma Corp	66,100	954,193
Mitsubishi UFJ Financial Group Inc	533,800	2,619,705
Mitsubishi UFJ Lease & Finance Co Ltd	41,900	200,828
Mitsui & Co Ltd	30,800	473,190
Mitsui Chemicals Inc	40,100	905,306
Mitsui OSK Lines Ltd	10,800	233,710
Mixi Inc	50,800	1,066,083
Mizuho Financial Group Inc	753,700	1,166,151
NHK Spring Co Ltd	177,700	1,552,511
Nikon Corp	48,700	725,392
Nippon Express Co Ltd	52,200	2,899,881
Nippon Shokubai Co Ltd	11,200	713,978
Nippon Telegraph & Telephone Corp ‘C’	22,100	901,665
Nomura Research Institute Ltd	9,300	344,868
Obayashi Corp	435,700	3,945,232
Obic Co Ltd	2,600	200,690
Oji Holdings Corp	41,700	213,063
Oracle Corp Japan	28,700	1,821,814
Osaka Gas Co Ltd	34,700	632,996
Otsuka Corp	119,100	3,277,804
Persol Holdings Co Ltd	23,000	341,169
Pola Orbis Holdings Inc	73,700	1,986,078
Renesas Electronics Corp	47,000	213,471
Resona Holdings Inc	189,700	909,892
Sankyo Co Ltd	6,400	243,395
SCSK Corp	19,700	698,042
Sega Sammy Holdings Inc	166,300	2,318,344
Sekisui Chemical Co Ltd	52,800	784,905
Shimamura Co Ltd	5,500	421,165
Shimizu Corp	91,500	744,345
Shinsei Bank Ltd	62,500	743,016
Sojitz Corp	802,700	2,779,504
Square Enix Holdings Co Ltd	129,100	3,514,472
Stanley Electric Co Ltd	16,600	464,378
Sugi Holdings Co Ltd	10,100	399,185
Sumitomo Chemical Co Ltd	48,500	234,872
Sumitomo Corp	45,700	648,426
Sumitomo Dainippon Pharma Co Ltd	66,200	2,111,137
Sumitomo Heavy Industries Ltd	48,800	1,446,977
Sumitomo Mitsui Financial Group Inc	82,900	2,732,803
Sumitomo Mitsui Trust Holdings Inc	14,000	509,837
Sundrug Co Ltd	6,700	199,520
Suzuken Co Ltd	42,300	2,154,027
Taiheiyo Cement Corp	94,200	2,899,021
Taisei Corp	140,625	6,022,744
Taisho Pharmaceutical Holdings Co Ltd	1,900	190,699
Teijin Ltd	18,400	293,662
The Chugoku Bank Ltd	48,200	404,056
The Gunma Bank Ltd	219,900	914,947
The Hachijuni Bank Ltd	328,400	1,341,297
The Hiroshima Bank Ltd	103,100	544,644
The Iyo Bank Ltd	81,100	426,892
THK Co Ltd	13,600	254,074
Tohoku Electric Power Co Inc	39,000	513,471
Tokyo Broadcasting System Holdings Inc	63,700	1,006,867
Tokyo Electric Power Co Holdings Inc	720,500	4,279,794
Tokyo Gas Co Ltd	66,800	1,689,516
Tosoh Corp	239,100	3,101,389
Toyo Seikan Group Holdings Ltd	8,200	187,683
Toyo Suisan Kaisha Ltd	21,300	741,732
Toyota Boshoku Corp	102,100	1,512,125
Toyota Tsusho Corp	11,400	334,960

		156,695,099

Total Long Positions - 13.4%		156,695,099

Referenced Entity	Shares	Value

Short Positions: (13.0%)

Japan - (13.0%)

Aeon Co Ltd	141,900	($2,773,587)
AEON Financial Service Co Ltd	88,000	(1,561,193)
Asahi Intecc Co Ltd	48,400	(2,047,583)
Asics Corp	150,000	(1,905,091)
Calbee Inc	105,300	(3,288,983)
Casio Computer Co Ltd	63,300	(750,500)
Chugai Pharmaceutical Co Ltd	27,100	(1,571,778)
CyberAgent Inc	14,000	(541,206)
Daifuku Co Ltd	106,800	(4,842,364)
Daiichi Sankyo Co Ltd	30,400	(972,365)
Denso Corp	34,600	(1,531,661)
Disco Corp	3,300	(383,686)
Don Quijote Holdings Co Ltd	12,200	(754,283)
FamilyMart UNY Holdings Co Ltd	17,206	(2,165,448)
FANUC Corp	6,000	(910,557)
Fast Retailing Co Ltd	11,400	(5,822,446)
Hamamatsu Photonics KK	28,096	(941,569)
Hirose Electric Co Ltd	5,500	(538,086)
Hitachi Chemical Co Ltd	19,500	(293,352)
Hitachi Metals Ltd	30,700	(319,296)
Hokuriku Electric Power Co	134,300	(1,170,365)
Hoya Corp	12,000	(723,600)
Isetan Mitsukoshi Holdings Ltd	194,900	(2,153,390)
Japan Airport Terminal Co Ltd	18,600	(642,992)
JGC Corp	79,200	(1,114,683)
Kakaku.com Inc	55,700	(985,264)
Kansai Paint Co Ltd	75,200	(1,444,388)
Keihan Holdings Co Ltd	26,400	(1,075,714)
Keikyu Corp	126,500	(2,067,178)
Keio Corp	38,800	(2,257,886)
Keyence Corp	10,700	(5,408,269)
Kikkoman Corp	34,200	(1,830,198)
Kintetsu Group Holdings Co Ltd	52,000	(2,259,559)
Koito Manufacturing Co Ltd	4,000	(206,374)
Kyocera Corp	6,500	(324,903)
Kyushu Electric Power Co Inc	17,000	(202,430)
LINE Corp	8,200	(280,052)
M3 Inc	214,600	(2,890,924)
Marui Group Co Ltd	240,947	(4,669,532)
MISUMI Group Inc	55,300	(1,164,991)
Mitsubishi Logistics Corp	68,600	(1,558,779)
MonotaRO Co Ltd	16,700	(411,677)
Murata Manufacturing Co Ltd	35,700	(4,810,565)
Nagoya Railroad Co Ltd	28,500	(750,590)
Nankai Electric Railway Co Ltd	13,500	(357,658)
NGK Spark Plug Co Ltd	105,900	(2,096,282)
Nidec Corp	21,700	(2,455,289)
Nintendo Co Ltd	23,100	(6,133,950)
Nippon Paint Holdings Co Ltd	127,300	(4,337,301)
Nissan Motor Co Ltd	153,700	(1,229,496)
Nitori Holdings Co Ltd	3,400	(425,817)
Odakyu Electric Railway Co Ltd	123,800	(2,722,437)
Orient Corp	112,300	(136,738)
Oriental Land Co Ltd	2,500	(251,424)
Otsuka Holdings Co Ltd	37,700	(1,540,583)
Park24 Co Ltd	8,600	(189,382)
PeptiDream Inc	44,400	(1,752,930)
Ricoh Co Ltd	655,500	(6,405,490)
Seven Bank Ltd	243,500	(695,106)
Shikoku Electric Power Co Inc	11,500	(138,805)
Shimano Inc	34,400	(4,849,274)
Showa Denko KK	57,800	(1,716,343)
SoftBank Group Corp	15,900	(1,041,436)
Sony Financial Holdings Inc	129,500	(2,413,436)
Subaru Corp	8,900	(190,134)
Sumco Corp	16,600	(184,874)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Referenced Entity	Shares	Value
Suzuki Motor Corp	95,600	($4,819,330)
Sysmex Corp	2,800	(132,975)
T&D Holdings Inc	55,200	(638,527)
TDK Corp	72,700	(5,089,391)
Terumo Corp	67,300	(3,796,063)
The Bank of Kyoto Ltd	34,300	(1,409,553)
The Chugoku Electric Power Co Inc	223,100	(2,899,348)
The Yokohama Rubber Co Ltd	27,000	(504,964)
Tokyo Electron Ltd	9,100	(1,024,426)
Toray Industries Inc	175,000	(1,237,270)
Toyota Industries Corp	6,100	(280,904)

Referenced Entity	Shares	Value
Toyota Motor Corp	90,500	($5,238,733)
Yamaha Corp	35,700	(1,518,655)
Yamaha Motor Co Ltd	6,800	(132,761)
Yamato Holdings Co Ltd	70,100	(1,921,906)
Yaskawa Electric Corp	220,900	(5,399,717)

		(151,628,045)

Total Short Positions - (13.0%)		(151,628,045)

Total Long and Short Positions - 0.4%		$5,067,054

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week NOK-NIBOR, plus or minus a specified spread (rates range from (0.350%) to 0.350%) as negotiated by the parties, which is denominated in NOK based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2018:

Referenced Entity	Shares	Value
Long Positions: - 0.9%

Norway - 0.9%

Equinor ASA	203,071	$4,307,567
Leroy Seafood Group ASA	244,380	1,859,850
Norsk Hydro ASA	254,545	1,153,359
Orkla ASA	43,407	339,872
Salmar ASA	59,731	2,962,583
Telenor ASA	23,813	462,455

		11,085,686

Total Long Positions - 0.9%		11,085,686

Short Positions: (0.3%)

Norway - (0.2%)

Gjensidige Forsikring ASA	17,918	(280,305)
Schibsted ASA ‘A’	47,346	(1,590,696)
Yara International ASA	7,250	(279,483)

		(2,150,484)

Referenced Entity	Shares	Value

United Kingdom - (0.1%)

Subsea 7 SA	195,941	($1,909,357)

Total Short Positions - (0.3%)		(4,059,841)

Total Long and Short Positions - 0.6%		$7,025,845

Description	Counter- party	Expiration Date (1)

The Fund receives or pays the net total return on all positions within the basket and pays financing based upon the then-current 1-Week SEK-STIBOR, plus or minus a specified spread (rates range from (0.500%) to 0.350%) as negotiated by the parties, which is denominated in SEK based on the local currencies of the positions within the swap.

	MSC	05/02/19

The following table represents the individual long and short positions and related values within the total return basket swap as of December 31, 2018:

Referenced Entity	Shares	Value
Long Positions: - 1.9%

Malta - 0.2%

Kindred Group PLC SDR	253,420	$2,329,613

Sweden - 1.7%
Axfood AB	32,041	548,036
Boliden AB	166,002	3,597,100
Electrolux AB ‘B’	103,601	2,183,778
Elekta AB ‘B’	88,565	1,051,632
Essity AB ‘B’	35,218	865,710
Holmen AB ‘B’	21,053	416,336
NCC AB ‘B’	9,873	153,549
Securitas AB ‘B’	17,197	277,042
SKF AB ‘B’	15,914	241,871
SSAB AB ‘A’	149,719	516,355
Swedish Match AB	48,858	1,923,414

Referenced Entity	Shares	Value
Swedish Orphan Biovitrum AB	159,368	$3,470,405
Telia Co AB	284,585	1,353,739
Volvo AB ‘B’	188,100	2,462,991

		19,061,958

Total Long Positions - 1.9%		21,391,571

Short Positions: (1.4%)

Colombia - (0.2%)

Millicom International Cellular SA SDR	26,800	(1,695,789)

Sweden - (1.2%)

Atlas Copco AB ‘A’	12,594	(300,468)
Getinge AB ‘B’	228,098	(2,062,607)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Referenced Entity	Shares	Value
Hexpol AB	18,333	($145,495)
Husqvarna AB ‘B’	29,229	(216,994)
Svenska Handelsbanken AB ‘A’	345,227	(3,840,883)
Telefonaktiebolaget LM Ericsson ‘B’	874,395	(7,740,107)

		(14,306,554)

Total Short Positions - (1.4%)		(16,002,343)

Total Long and Short Positions - 0.5%		$5,389,228

Total Basket Swaps - 14.5%		$169,715,058

Total Return Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Counter- party	Expiration Date	Number of Contracts	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Swiss Market Index - Appreciation	Swiss Market Index - Depreciation	M	GSC	03/15/19	76	$6,588,188	($162,713)	$-	($162,713)
Swiss Market Index - Appreciation	Swiss Market Index - Depreciation	M	MSC	03/15/19	119	10,317,197	(256,256)	-	(256,256)
MSCI Australia Index - Appreciation	MSCI Australia Index - Depreciation	M	JPM	03/20/19	56	214,564	358	-	358
MSCI Canada Index - Appreciation	MSCI Canada Index - Depreciation	M	JPM	03/20/19	477	2,084,440	(62,652)	-	(62,652)
MSCI Hong Kong Index - Appreciation	MSCI Hong Kong Index - Depreciation	M	JPM	03/20/19	368	3,813,667	(56,882)	-	(56,882)
MSCI Italy Index - Appreciation	MSCI Italy Index - Depreciation	M	JPM	03/20/19	34,956	3,677,066	(146,586)	-	(146,586)
MSCI Japan Index - Appreciation	MSCI Japan Index - Depreciation	M	JPM	03/20/19	59,018	1,008,660	(73,764)	-	(73,764)
MSCI Netherlands Index - Appreciation	MSCI Netherland Index - Depreciation	M	JPM	03/20/19	592	146,937	(6,613)	-	(6,613)
MSCI Singapore Index - Appreciation	MSCI Singapore Index - Depreciation	M	JPM	03/20/19	399	1,597,625	(24,547)	-	(24,547)
MSCI Spain Index - Appreciation	MSCI Spain Index - Depreciation	M	JPM	03/20/19	52	11,099	(388)	-	(388)
MSCI Sweden Index - Appreciation	MSCI Sweden Index - Depreciation	M	JPM	03/20/19	1	4,002	(159)	-	(159)

							($790,202)	$	($790,202)

Total Swap Agreements									$22,685,650

Balances reported in the Statement of Assets and Liabilities for Over The Counter (OTC) Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$-	$42,356,708
Liabilities	-	(19,671,058)

Total	$-	$22,685,650

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

EQUITY LONG/SHORT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Short-Term Investments	$1,034,490,051	$261,853,838	$772,636,213	$-
	Derivatives:
	Equity Contracts
	Futures	47,601	47,601	-	-
	Swaps	42,356,708	-	42,356,708	-

	Total Equity Contracts	42,404,309	47,601	42,356,708	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	2,082,951	-	2,082,951	-

	Total Asset - Derivatives	44,487,260	47,601	44,439,659	-

	Total Assets	1,078,977,311	261,901,439	817,075,872	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(22,259,892)	(22,259,892)	-	-
	Swaps	(19,671,058)	-	(19,671,058)	-

	Total Equity Contracts	(41,930,950)	(22,259,892)	(19,671,058)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,237,066)	-	(1,237,066)	-

	Total Liabilities - Derivatives	(43,168,016)	(22,259,892)	(20,908,124)	-

	Total Liabilities	(43,168,016)	(22,259,892)	(20,908,124)	-

	Total	$1,035,809,295	$239,641,547	$796,167,748	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 5.7%

Cyprus - 0.4%

Bank of Cyprus Holdings PLC *	1,861,408	$3,269,441

Iceland - 2.8%

Arion Banki HF ~	6,806,586	4,127,510
Eik fasteignafelag HF *	23,606,835	1,677,745
Eimskipafelag Islands HF	1,684,100	3,302,725
Festi HF *	1,170,800	1,163,146
Hagar HF	7,940,298	3,182,676
Reginn HF *	9,331,500	1,685,217
Reitir fasteignafelag HF	4,647,482	2,924,003
Siminn HF	109,560,700	3,503,895
Sjova-Almennar Tryggingar HF	11,908,275	1,408,579
Tryggingamidstodin HF	2,754,100	617,102
Vatryggingafelag Islands HF	833,915	72,625

		23,665,223

Mongolia - 0.2%

Mongolian Mining Corp *	11,732,500	237,644
Turquoise Hill Resources Ltd *	733,300	1,209,945

		1,447,589

Myanmar - 0.4%

Yoma Strategic Holdings Ltd	14,753,033	3,678,543

Serbia - 0.0%

Komercijalna Banka AD Beograd *	17,615	392,392

South Korea - 0.7%

Hana Financial Group Inc	7,740	251,727
Hyundai Mobis Co Ltd	1,844	314,613
Hyundai Motor Co	3,155	334,936
KB Financial Group Inc	7,171	299,151
KT&G Corp	2,780	253,109
LG Chem Ltd	759	236,595
LG Household & Health Care Ltd	271	267,834
NAVER Corp	5,160	565,515
POSCO	937	204,951
S-Oil Corp	2,200	191,897
Samsung Biologics Co Ltd * ~	740	257,398
Samsung C&T Corp	2,840	268,820
Samsung Electronics Co Ltd	20,850	725,824
Samsung Life Insurance Co Ltd	3,370	246,597
Samsung SDI Co Ltd	1,553	305,254
Samsung SDS Co Ltd	1,655	302,880
SK Hynix Inc	6,102	332,659
SK Telecom Co Ltd	1,430	345,030

		5,704,790

Vietnam - 1.2%

Bank for Foreign Trade of Vietnam JSC	290,200	672,008
Bank for Investment & Development of Vietnam JSC *	161,500	241,385
Bao Viet Holdings	54,300	208,774
Binh Minh Plastics JSC	87,660	200,162
Coteccons Construction JSC	45,700	316,232
Danang Rubber JSC	23,400	21,736
Domesco Medical Import Export JSC	112,900	366,635
HA TIEN 1 Cement JSC	75,100	44,252
Hoa Phat Group JSC *	418,236	559,796
Hoa Sen Group	53,515	15,029
KIDO Group Corp	128,100	133,254
Kinh Bac City Development Share Holding Corp *	176,800	100,850

	Shares	Value
Masan Group Corp *	327,800	$1,095,373
PetroVietnam Drilling & Well Services JSC *	90,600	56,784
Petrovietnam Fertilizer & Chemicals JSC	133,000	127,930
PetroVietnam Gas JSC	56,700	212,034
PetroVietnam Nhon Trach 2 Power JSC	303,200	321,568
PetroVietnam Technical Services Corp	232,618	177,229
Pha Lai Thermal Power JSC	75,300	58,900
Refrigeration Electrical Engineering Corp	270,240	360,099
Saigon - Hanoi Commercial Joint Stock Bank *	325,617	101,075
Saigon Thuong Tin Commercial JSB *	509,900	262,812
SSI Securities Corp	229,500	264,237
Tan Tao Investment & Industry JSC *	370,100	48,957
Viet Capital Securities JSC	158,355	319,825
Vietnam Dairy Products JSC	187,560	972,842
Vietnam Joint Stock Commercial Bank for Industry & Trade *	50,700	42,327
Vietnam Prosperity JSC Bank * Ω	766,381	707,779
Vietnam Technological & Commercial Joint Stock Bank * Ω	282,900	340,021
Vingroup JSC *	535,304	2,202,976

		10,552,881

Total Common Stocks (Cost $58,799,751)		48,710,859

	Principal Amount

CORPORATE BONDS & NOTES - 2.9%

Argentina - 0.1%

YPF SA 47.833% (ARS Deposit + 4.000%) due 07/07/20 § ~	$4,418,000	1,302,377

Bahrain - 0.3%

CBB International Sukuk Co 6.875% due 10/05/25 ~	1,250,000	1,306,875
CBB International Sukuk Co 5 Spc 5.624% due 02/12/24 ~	957,000	951,912

		2,258,787

China - 1.5%

21Vianet Group Inc 7.000% due 08/17/20 ~	1,892,000	1,862,485
CAR Inc 6.125% due 02/04/20 ~	400,000	387,040
China Evergrande Group 8.750% due 06/28/25 ~	1,957,000	1,656,442
CIFI Holdings Group Co Ltd
5.500% due 01/23/22 ~	1,033,000	940,931
6.875% due 04/23/21 ~	947,000	928,633
Country Garden Holdings Co Ltd
4.750% due 01/17/23 ~	1,030,000	918,949
7.250% due 04/04/21 ~	1,860,000	1,863,694
eHi Car Services Ltd 5.875% due 08/14/22 ~	800,000	655,930
KWG Group Holdings Ltd 6.000% due 09/15/22 ~	2,002,000	1,793,610
Logan Property Holdings Co Ltd 5.250% due 02/23/23 ~	800,000	693,955
Times China Holdings Ltd 6.250% due 01/17/21 ~	1,475,000	1,422,345
Zoomlion HK SPV Co Ltd 6.125% due 12/20/22 ~	200,000	187,500

		13,311,514

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value

Colombia - 0.2%

Frontera Energy Corp 9.700% due 06/25/23 ~	$1,450,000	$1,435,500

Ecuador - 0.1%

EP PetroEcuador 8.443% (USD LIBOR + 5.630%) due 09/24/19 § ~	607,895	609,415

Honduras - 0.3%

Inversiones Atlantida SA 8.250% due 07/28/22 ~	2,870,000	2,928,146

India - 0.2%

ABJA Investment Co Pte Ltd 5.450% due 01/24/28 ~	2,110,000	1,802,195

Indonesia - 0.1%

P.T. Jasa Marga Persero Tbk 7.500% due 12/11/20 ~	IDR 6,940,000,000	453,042

Mongolia - 0.1%

Trade & Development Bank of Mongolia LLC 9.375% due 05/19/20 ~	$841,000	878,858

Total Corporate Bonds & Notes (Cost $28,856,102)		24,979,834

SENIOR LOAN NOTES - 3.8%

Barbados - 0.4%

Barbados Government 11.782% (USD LIBOR + 10.000%) due 12/20/19 * § Y Ω ±	8,960,000	3,061,408

Ethiopia - 0.5%

Ethiopian Railways Corp 6.281% (USD LIBOR + 3.750%) due 08/02/21 § Ω ±	4,466,667	4,298,997

Kenya - 0.1%

Republic of Kenya 7.568% (USD LIBOR + 5.000%) due 04/18/19 §	1,138,000	1,140,845

Tanzania - 2.8%

Tanzania Government 8.086% (USD LIBOR + 5.200%) due 05/23/23 § Ω ±	3,890,000	3,798,908
United Republic of Tanzania 8.108% (USD LIBOR + 5.200%) due 06/23/22 § Ω ±	21,000,000	20,757,114

		24,556,022

Total Senior Loan Notes (Cost $39,240,826)		33,057,272

	Principal Amount	Value

MORTGAGE-BACKED SECURITIES - 1.1%

United States - 1.1%

Fannie Mae (IO) 3.744% (6.250% - USD LIBOR) due 03/25/33 §	$2,993,799	$360,220
4.000% due 06/25/48	17,045,003	3,566,186
4.000% due 08/25/48	23,601,850	5,227,064
Freddie Mac (IO) 3.795% (6.250% - USD LIBOR) due 02/15/33 §	2,662,315	346,090
4.000% due 12/15/47	1,080,952	232,786

		9,732,346

Total Mortgage-Backed Securities (Cost $10,806,674)		9,732,346

FOREIGN GOVERNMENT BONDS & NOTES - 57.4%

Albania - 0.5%

Albania Government 5.750% due 11/12/20 ~	EUR 3,453,000	4,264,539

Argentina - 3.6%

Argentine Republic Government
6.250% due 11/09/47	10,526,000	8,634,955
6.875% due 01/11/48	$19,936,000	13,980,120
7.625% due 04/22/46	7,629,000	5,560,587
Autonomous City of Buenos Aires Argentina 51.476% (ARS Deposit + 3.250%) due 03/29/24 §	ARS 7,335,770	170,441
55.052% (ARS Deposit + 5.000%) due 01/23/22 §	792,000	19,178
Bonos De La Nacion Argentina En Moneda Dua 4.500% due 06/21/19	$976,940	973,032
Provincia de Buenos Aires
52.516% (ARS Deposit + 3.830%) due 05/31/22 §	ARS 12,262,000	301,838
53.677% (ARS Deposit + 3.750%) due 04/12/25 § ~	56,843,000	1,306,938

		30,947,089

Bahrain - 5.1%

Bahrain Government
6.125% due 08/01/23 ~	$3,556,000	3,637,336
6.750% due 09/20/29 ~	6,258,000	6,148,103
7.000% due 01/26/26 ~	1,592,000	1,634,960
7.000% due 10/12/28 ~	12,301,000	12,348,913
7.500% due 09/20/47 ~	20,773,000	20,132,049

		43,901,361

Barbados - 0.8%

Barbados Government 6.625% due 12/05/35 * Y ~	13,121,000	6,999,397

Dominican Republic - 1.5%

Dominican Republic 8.900% due 02/15/23 ~	DOP 689,800,000	13,314,105

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value

El Salvador - 3.1%

El Salvador Government
5.875% due 01/30/25 ~	$313,000	$289,916
6.375% due 01/18/27 ~	2,791,000	2,567,022
7.750% due 01/24/23 ~	5,746,000	5,939,928
8.250% due 04/10/32 ~	4,970,000	5,056,975
8.625% due 02/28/29 ~	12,398,000	13,002,403

		26,856,244

Iceland - 3.5%

Iceland Rikisbref
5.000% due 11/15/28	ISK 956,800,836	7,950,023
6.500% due 01/24/31	2,336,642,357	21,947,475

		29,897,498

Indonesia - 2.9%

Indonesia Treasury
6.125% due 05/15/28	IDR 158,665,000,000	9,737,264
7.000% due 05/15/27	54,542,000,000	3,550,161
7.500% due 08/15/32	13,908,000,000	907,937
7.500% due 05/15/38	152,730,000,000	9,779,287
8.250% due 05/15/36	19,554,000,000	1,347,567

		25,322,216

Macedonia - 6.1%

Macedonia Government
3.975% due 07/24/21 ~	EUR 30,731,000	37,039,018
4.875% due 12/01/20 ~	12,246,000	15,041,984

		52,081,002

Mongolia - 1.1%

Development Bank of Mongolia LLC 7.250% due 10/23/23 ~	$816,000	802,160
Mongolia Government
5.125% due 12/05/22 ~	1,538,000	1,449,825
5.625% due 05/01/23 ~	3,955,000	3,757,456
8.750% due 03/09/24 ~	3,250,000	3,490,981

		9,500,422

New Zealand - 5.5%

New Zealand Government
2.000% due 09/20/25 ^ ~	NZD 3,863,199	2,752,006
2.500% due 09/20/35 ^ ~	36,472,396	27,915,832
3.000% due 09/20/30 ^ ~	20,901,987	16,536,468

		47,204,306

Saudi Arabia - 1.2%

Saudi Government
4.500% due 10/26/46 ~	$347,000	314,766
4.625% due 10/04/47 ~	4,167,000	3,818,076
5.000% due 04/17/49 ~	6,395,000	6,177,519

		10,310,361

Serbia - 15.3%

Serbia Treasury
5.750% due 07/21/23	RSD 5,519,210,000	58,521,266
5.875% due 02/08/28	2,192,720,000	22,991,704
6.000% due 02/22/19	11,220,000	109,255
10.000% due 03/20/21	716,450,000	7,938,446
10.000% due 06/05/21	790,410,000	8,874,517
10.000% due 09/11/21	287,290,000	3,267,215
10.000% due 02/05/22	2,573,600,000	29,831,551

		131,533,954

Sri Lanka - 4.8%

Sri Lanka Government
9.000% due 05/01/21	LKR 466,000,000	2,433,888
9.450% due 10/15/21	535,000,000	2,789,994
10.000% due 10/01/22	1,133,250,000	5,900,372

	Principal Amount	Value
10.000% due 03/15/23	LKR 423,000,000	$2,192,780
10.250% due 03/15/25	1,499,520,000	7,682,871
10.750% due 03/01/21	1,013,000,000	5,469,303
11.000% due 08/01/21	417,980,000	2,267,995
11.000% due 08/01/24	86,000,000	456,423
11.000% due 08/01/25	38,000,000	201,773
11.000% due 06/01/26	331,010,000	1,746,717
11.200% due 07/01/22	200,200,000	1,084,746
11.200% due 09/01/23	11,000,000	59,247
11.400% due 01/01/24	467,000,000	2,542,043
11.500% due 12/15/21	988,000,000	5,402,680
11.500% due 05/15/23	30,000,000	163,635
11.500% due 08/01/26	181,000,000	976,460
11.500% due 09/01/28	55,000,000	294,974

		41,665,901

Thailand - 1.1%

Thailand Government 1.250% due 03/12/28 ^ ~	THB 326,664,184	9,485,511

Tunisia - 0.4%

Banque Centrale de Tunisie 5.625% due 02/17/24 ~	EUR 3,448,000	3,588,481

Turkey - 0.9%

Turkey Government
5.200% due 02/16/26	3,244,000	3,713,333
6.125% due 10/24/28	$3,965,000	3,709,603

		7,422,936

Total Foreign Government Bonds & Notes (Cost $505,214,227)		494,295,323

SHORT-TERM INVESTMENTS - 19.9%

Foreign Government Issues - 3.7%

Bank of Georgia (Georgia)
7.400% due 05/17/19 Ω	GEL 1,215,000	453,043
7.400% due 05/21/19 Ω	710,000	264,728
7.400% due 05/23/19 Ω	720,000	268,450
7.400% due 05/27/19 Ω	1,190,000	443,665
7.400% due 05/28/19 Ω	486,700	181,455
7.400% due 05/30/19 Ω	980,000	365,357
7.400% due 06/03/19 Ω	945,000	352,289
7.400% due 06/18/19 Ω	490,000	182,629
7.590% due 06/19/19 Ω	4,089,000	1,525,249
7.590% due 06/21/19 Ω	720,000	268,563
7.590% due 06/25/19 Ω	720,000	268,552
Egypt Treasury Bills (Egypt)
18.699% due 04/23/19	EGP 92,725,000	4,879,297
18.750% due 07/23/19	113,700,000	5,712,076
18.940% due 01/29/19	32,125,000	1,776,588
19.238% due 04/16/19	45,875,000	2,433,821
19.250% due 01/15/19	84,100,000	4,683,008
19.381% due 01/08/19	6,400,000	357,566
19.500% due 06/04/19	123,875,000	6,425,205
Georgia Treasury Bills (Georgia) 6.981% due 05/16/19	GEL 1,690,000	614,485
7.606% due 06/13/19	1,760,000	635,439

		32,091,465

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Repurchase Agreement - 12.2%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $104,698,634; collateralized by U.S. Treasury Notes: 2.625% due 12/31/25 and value $106,790,000)	$104,695,726	$104,695,726

U.S. Treasury Bills - 4.0%

2.255% due 01/10/19 ‡	11,000,000	10,994,424
2.305% due 01/31/19 ‡	12,750,000	12,726,161
2.382% due 02/14/19 ‡	11,000,000	10,968,069

		34,688,654

Total Short-Term Investments (Cost $171,550,364)		171,475,845

TOTAL INVESTMENTS - 90.8% (Cost $814,467,944)		782,251,479

DERIVATIVES - (2.0%)
(See Notes (g) through (j) in Notes to Schedule of Investments)		(17,483,646)

OTHER ASSETS & LIABILITIES, NET - 11.2%		96,110,501

NET ASSETS - 100.0%		$860,878,334

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	57.4%
Short-Term Investments	19.9%
Common Stocks	5.7%
Senior Loan Notes	3.8%
Others (each less than 3.0%)	4.0%

	90.8%
Derivatives	(2.0%	)
Other Assets & Liabilities, Net	11.2%

	100.0%

(b)	As of December 31, 2018, the Fund’s composition by country as a percentage of net assets was as follows:

United States (Includes Short-Term Investments)	17.3%
Serbia	15.3%
Iceland	6.3%
Macedonia	6.1%
New Zealand	5.5%
Bahrain	5.4%
Sri Lanka	4.8%
Argentina	3.7%
El Salvador	3.1%
Egypt	3.1%
Others (each less than 3.0%)	20.2%

	90.8%
Derivatives	(2.0%	)
Other Assets & Liabilities, Net	11.2%

	100.0%

(c)	Investments with a total aggregate value of $10,060,805 or 1.2% of the Fund’s net assets were in default as of December 31, 2018.

(d)

Investments with a total aggregate value of $37,538,207 or 4.4% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(e)

As of December 31, 2018, investments with a total aggregate value of $14,227,439 were fully or partially segregated with broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts and swap agreements.

(f)	The average amount of borrowing by the Fund on reverse repurchase agreements during the year ended December 31, 2018 was $44,848,494 at a weighted average interest rate of 2.062%.

(g)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euribor	09/19	1,566	$449,339,804	$449,794,538	$454,734
TOPIX Index	03/19	31	4,479,097	4,224,123	(254,974)

					199,760

Short Futures Outstanding
Euribor	09/20	1,566	447,496,408	449,076,841	(1,580,433)
U.S. 5-Year Interest Rate Swap	03/19	25	2,493,164	2,519,727	(26,563)

					(1,606,996)

Total Futures Contracts					($1,407,236)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(h)	Forward foreign currency contracts outstanding as of December 31, 2018 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AED	14,000,000	USD	3,810,353	05/19	SCB	$32	$-
AED	10,092,000	USD	2,746,272	07/19	BNP	242	-
AED	6,000,000	USD	1,632,742	07/19	SCB	144	-
AUD	9,092,000	USD	6,444,501	01/19	BNP	-	(39,694)
AUD	41,878,084	USD	29,846,301	01/19	GSC	-	(337,838)
AUD	19,178,417	USD	13,624,896	01/19	SCB	-	(109,370)
AUD	707,000	USD	517,039	01/19	UBS	-	(18,997)
CNH	35,170,000	USD	5,097,101	01/19	GSC	23,525	-
CNH	47,150,000	USD	6,787,040	01/19	SCB	77,831	-
CNH	64,940,000	USD	9,452,280	02/19	GSC	1,036	-
CNH	19,233,000	USD	2,788,402	06/19	DUB	11,001	-
CNH	139,475,000	USD	20,380,491	06/19	SCB	-	(79,622)
CNH	58,000,000	USD	8,450,253	07/19	DUB	-	(8,387)
CNH	80,300,000	USD	11,694,799	07/19	GSC	-	(7,182)
CNH	59,000,000	USD	8,594,945	07/19	JPM	-	(7,530)
CNH	58,000,000	USD	8,447,712	07/19	SCB	-	(5,847)
CNH	67,589,000	USD	9,685,319	08/19	CIT	151,880	-
CNH	69,700,000	USD	9,984,100	08/19	SCB	160,343	-
CNY	26,592,000	USD	3,831,479	06/19	SCB	30,189	-
COP	8,950,949,433	USD	2,830,295	01/19	GSC	-	(77,668)
COP	3,964,648,000	USD	1,278,074	01/19	JPM	-	(58,549)
COP	3,998,235,000	USD	1,281,403	01/19	SCB	-	(51,609)
COP	26,265,500,000	USD	8,079,952	02/19	UBS	-	(14,062)
COP	25,192,957,000	USD	7,718,360	02/19	UBS	23,179	-
COP	47,303,520,000	USD	14,727,123	03/19	BNP	-	(204,015)
COP	7,200,525,000	USD	2,258,280	03/19	GSC	-	(48,397)
COP	7,074,905,000	USD	2,213,139	03/19	SCB	-	(41,809)
COP	9,896,028,000	USD	3,084,604	03/19	UBS	-	(48,441)
CZK	16,366,000	EUR	631,996	02/19	CIT	2,923	-
EGP	22,233,000	USD	1,208,644	01/19	BNP	24,842	-
EGP	57,238,000	USD	3,061,674	03/19	BOA	52,150	-
EGP	80,386,000	USD	4,250,978	03/19	DUB	131,585	-
EGP	68,332,000	USD	3,609,555	04/19	CIT	78,817	-
EGP	51,384,000	USD	2,655,504	04/19	DUB	108,540	-
EGP	27,047,000	USD	1,435,616	04/19	SCB	22,492	-
EGP	149,390,000	USD	7,808,384	05/19	CIT	194,995	-
EGP	62,882,000	USD	3,241,340	05/19	DUB	109,707	-
EGP	368,090,000	USD	18,945,164	06/19	DUB	552,164	-
EGP	95,087,000	USD	4,808,329	07/19	DUB	172,204	-
EGP	124,553,000	USD	6,283,377	08/19	DUB	187,412	-
EGP	13,502,000	USD	683,646	08/19	JPM	21,441	-
EGP	275,192,000	USD	13,722,779	09/19	DUB	505,020	-
EUR	7,217,153	NOK	72,358,000	01/19	DUB	-	(93,689)
EUR	737,648	NOK	7,192,000	01/19	GSC	13,626	-
EUR	2,961,173	NOK	29,763,000	02/19	GSC	-	(45,316)
EUR	15,014,252	NOK	144,850,000	02/19	GSC	472,100	-
EUR	4,653,335	NOK	46,832,000	02/19	JPM	-	(73,591)
EUR	939,357	PLN	4,033,200	01/19	CIT	315	-
EUR	2,680,526	RON	13,001,889	01/19	BNP	-	(121,440)
EUR	4,573,084	RON	22,104,000	01/19	CIT	-	(190,681)
EUR	8,418,194	RON	40,718,000	01/19	DUB	-	(355,872)
EUR	2,801,617	RON	13,515,000	01/19	JPM	-	(110,268)
EUR	9,229,531	RON	44,583,091	02/19	BNP	-	(358,929)
EUR	11,854,787	RON	57,312,000	02/19	CIT	-	(477,594)
EUR	8,098,312	RON	39,116,000	02/19	DUB	-	(308,083)
EUR	3,188,887	RON	15,380,000	02/19	JPM	-	(114,450)
EUR	410,976	RON	1,983,000	02/19	SCB	-	(15,215)
EUR	7,460,870	SEK	76,791,000	01/19	GSC	-	(116,259)
EUR	16,195,975	SEK	166,714,000	01/19	SCB	-	(254,562)
EUR	16,359,600	USD	19,397,352	01/19	DUB	-	(642,548)
EUR	3,633,995	USD	4,230,484	01/19	JPM	-	(59,209)
EUR	2,471,700	USD	2,843,617	01/19	SCB	-	(5,055)
EUR	8,301,205	USD	9,501,961	01/19	SCB	28,673	-
EUR	7,310,585	USD	8,341,670	02/19	DUB	69,432	-
EUR	2,690,000	USD	3,153,675	02/19	GSC	-	(58,988)
EUR	15,637,848	USD	17,898,468	02/19	GSC	91,960	-
EUR	2,386,500	USD	2,773,945	02/19	SCB	-	(32,999)
EUR	11,464,597	USD	13,011,710	02/19	SCB	155,623	-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
EUR	1,662,000	USD	1,932,291	03/19	JPM	$-	( $ 15,592)
EUR	389,170	USD	458,345	03/19	SCB	-	(10,096)
EUR	17,279,992	USD	19,939,107	04/19	GSC	25,357	-
HUF	435,150,000	EUR	1,347,380	01/19	CIT	8,602	-
ILS	14,222,000	USD	3,924,393	01/19	JPM	-	(115,162)
ILS	80,540,000	USD	22,130,021	02/19	JPM	-	(523,481)
ILS	86,830,000	USD	23,561,495	03/19	GSC	-	(229,505)
INR	719,155,000	USD	9,758,537	01/19	DUB	571,423	-
INR	1,144,685,000	USD	15,554,123	01/19	GSC	886,194	-
INR	384,495,000	USD	5,264,891	01/19	JPM	254,195	-
INR	428,030,000	USD	5,767,044	01/19	UBS	384,173	-
JPY	5,460,024,160	USD	48,513,511	01/19	SCB	1,364,112	-
JPY	775,037,000	USD	6,922,384	01/19	UBS	364,799	-
JPY	734,353,000	USD	6,524,827	02/19	GSC	202,702	-
KRW	3,377,456,368	USD	3,025,852	01/19	CIT	7,849	-
KRW	640,510,000	USD	567,878	01/19	DUB	7,441	-
KZT	296,560,000	USD	783,410	01/19	DUB	-	(13,604)
MAD	9,859,000	USD	1,034,152	01/19	BNP	-	(4,943)
MAD	9,920,000	USD	1,033,333	01/19	BNP	2,243	-
MAD	3,045,000	USD	314,650	03/19	SCB	805	-
MAD	30,301,000	USD	3,161,558	06/19	SCB	-	(46,903)
MAD	44,077,000	USD	4,569,074	09/19	BNP	-	(65,560)
MXN	90,512,000	USD	4,530,892	01/19	BNP	68,006	-
MXN	74,925,000	USD	3,760,257	01/19	GSC	50,525	-
NOK	72,358,000	EUR	7,615,603	01/19	DUB	-	(363,556)
NOK	174,613,000	EUR	18,257,500	02/19	GSC	-	(750,862)
NOK	204,758,000	EUR	20,992,159	02/19	JPM	-	(422,943)
OMR	3,798,000	USD	9,794,160	01/19	BNP	67,087	-
OMR	4,315,000	USD	11,177,278	04/19	BNP	10,464	-
QAR	10,240,000	USD	2,805,479	01/19	BNP	6,819	-
RON	5,110,000	EUR	1,097,980	01/19	BNP	-	(3,342)
RON	1,610,000	EUR	344,302	01/19	CIT	1,023	-
RON	14,929,700	EUR	3,164,282	01/19	DUB	41,086	-
RON	4,060,000	EUR	865,517	02/19	CIT	4,814	-
RON	11,066,000	EUR	2,309,506	02/19	DUB	64,146	-
RSD	254,546,932	EUR	2,142,290	02/19	CIT	3,833	-
RSD	1,065,420,000	EUR	8,964,409	02/19	DUB	18,643	-
RUB	243,347,000	USD	3,562,444	01/19	SCB	-	(79,386)
SEK	40,061,000	EUR	3,902,579	01/19	CIT	48,789	-
SEK	160,700,000	EUR	15,509,771	01/19	GSC	361,637	-
SEK	166,714,000	EUR	15,914,810	01/19	SCB	576,919	-
SEK	78,519,000	EUR	7,648,414	02/19	CIT	95,292	-
THB	163,580,000	USD	5,076,813	01/19	GSC	-	(52,857)
THB	218,390,000	USD	6,778,088	01/19	SCB	-	(70,779)
THB	199,725,000	USD	6,059,618	02/19	GSC	81,677	-
THB	243,065,000	USD	7,380,591	02/19	SCB	93,355	-
THB	180,000,000	USD	5,500,029	03/19	CIT	37,240	-
THB	8,159,733	USD	249,419	03/19	DUB	1,596	-
THB	128,707,825	USD	3,928,570	03/19	SCB	30,818	-
THB	34,326,000	USD	1,050,110	03/19	UBS	5,847	-
THB	163,580,000	USD	5,023,956	04/19	GSC	13,537	-
THB	218,390,000	USD	6,708,340	04/19	SCB	17,043	-
TRY	25,674,870	USD	6,159,998	01/19	DUB	-	(1,377,759)
TRY	15,686,000	USD	2,849,410	01/19	DUB	72,288	-
TRY	25,675,000	USD	6,158,551	01/19	SCB	-	(1,376,288)
TRY	7,034,000	USD	1,288,467	01/19	SCB	31,805	-
TRY	25,674,870	USD	5,571,803	02/20	DUB	-	(1,536,664)
TRY	109,879,813	USD	23,895,484	02/20	GSC	-	(6,611,246)
TRY	32,619,787	USD	7,030,030	02/20	JPM	-	(1,889,553)
TRY	80,065,130	USD	17,398,959	02/20	SCB	-	(4,823,608)
TWD	161,000,000	USD	5,540,262	04/19	CIT	-	(220,798)
TWD	160,369,000	USD	5,519,498	04/19	DUB	-	(220,882)
TWD	139,070,000	USD	4,803,800	04/19	GSC	-	(211,057)
UGX	5,506,914,000	USD	1,423,858	01/19	CIT	53,719	-
UGX	1,429,620,000	USD	351,690	01/19	SCB	32,797	-
UGX	907,970,000	USD	221,727	02/19	CIT	20,875	-
UGX	3,845,247,000	USD	984,274	02/19	SCB	41,512	-
UGX	1,379,850,000	USD	351,438	04/19	CIT	11,967	-
UGX	1,620,987,000	USD	412,918	04/19	SCB	14,117	-
UGX	1,251,883,000	USD	323,067	05/19	SCB	5,080	-
UGX	1,396,960,000	USD	351,436	06/19	CIT	12,196	-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
UGX	1,252,540,000	USD	324,492	06/19	SCB	$2,283	$-
USD	3,787,162	AED	14,000,000	05/19	SCB	-	(23,224)
USD	2,726,094	AED	10,092,000	07/19	BNP	-	(20,420)
USD	2,909,994	AED	10,776,000	07/19	SCB	-	(22,669)
USD	56,272,143	AED	207,560,000	02/20	BNP	-	(187,907)
USD	4,529,490	ARS	180,839,884	01/19	BNP	-	(147,076)
USD	8,494,685	BHD	3,242,600	06/19	BNP	-	(83,616)
USD	7,856,518	BHD	2,997,400	06/19	SCB	-	(72,994)
USD	5,950,521	BHD	2,285,000	09/19	BOA	-	(82,829)
USD	4,169,483	BHD	1,604,000	09/19	SCB	-	(65,161)
USD	4,423,026	BHD	1,703,000	10/19	BOA	-	(67,768)
USD	15,255,359	BHD	5,862,000	10/19	SCB	-	(215,482)
USD	3,816,199	BHD	1,470,000	11/19	BOA	-	(58,450)
USD	2,028,609	BHD	780,000	02/20	BNP	-	(20,148)
USD	7,157,421	BHD	2,761,000	03/20	BNP	-	(92,105)
USD	5,066,263	CNH	35,170,000	01/19	GSC	-	(54,363)
USD	6,793,364	CNH	47,150,000	01/19	SCB	-	(71,508)
USD	13,977,600	CNH	97,470,000	02/19	GSC	-	(211,108)
USD	5,094,591	CNH	35,170,000	04/19	GSC	-	(24,917)
USD	1,111,771	CNH	7,678,000	04/19	SCB	-	(5,875)
USD	5,551,105	CNH	38,530,000	05/19	SCB	-	(57,314)
USD	2,546,313	CNH	17,635,000	06/19	CIT	-	(20,497)
USD	4,296,616	CNH	29,840,000	06/19	DUB	-	(46,656)
USD	5,569,773	CNH	37,000,000	06/19	DUB	184,348	-
USD	20,180,585	CNH	140,005,000	06/19	SCB	-	(197,427)
USD	13,846,720	CNH	92,000,000	06/19	SCB	455,933	-
USD	8,564,678	CNH	58,000,000	07/19	DUB	122,812	-
USD	11,871,518	CNH	80,300,000	07/19	GSC	183,900	-
USD	8,725,229	CNH	59,000,000	07/19	JPM	137,814	-
USD	8,578,232	CNH	58,000,000	07/19	SCB	136,366	-
USD	9,753,947	CNH	67,589,000	08/19	CIT	-	(83,252)
USD	10,063,674	CNH	69,700,000	08/19	SCB	-	(80,769)
USD	484,106	COP	1,590,772,000	01/19	SCB	-	(5,118)
USD	1,830,006	EUR	1,599,401	01/19	CIT	-	(6,324)
USD	10,346,708	EUR	9,084,427	01/19	DUB	-	(67,767)
USD	14,621,055	EUR	12,550,585	01/19	DUB	232,943	-
USD	16,744,794	EUR	14,172,727	01/19	JPM	476,651	-
USD	33,505,662	EUR	29,197,430	01/19	SCB	-	(24,166)
USD	13,948,025	EUR	11,958,723	01/19	SCB	222,021	-
USD	376,465	EUR	329,800	01/19	UBS	-	(2,222)
USD	19,409,994	EUR	17,010,792	02/19	DUB	-	(161,560)
USD	10,369,825	EUR	8,855,000	02/19	DUB	188,621	-
USD	1,265,870	EUR	1,107,984	02/19	GSC	-	(8,801)
USD	43,186,508	EUR	36,836,927	02/19	GSC	807,782	-
USD	32,324,139	EUR	27,460,593	02/19	JPM	713,849	-
USD	19,491,045	EUR	16,488,212	02/19	SCB	553,985	-
USD	3,669,216	EUR	3,235,241	02/19	UBS	-	(48,390)
USD	5,255,954	EUR	4,503,122	02/19	UBS	81,429	-
USD	12,800,477	EUR	11,009,932	03/19	JPM	103,288	-
USD	32,705,196	EUR	28,535,434	03/19	SCB	-	(223,234)
USD	77,931,181	EUR	66,178,929	03/19	SCB	1,666,250	-
USD	26,592,009	EUR	23,142,000	04/19	GSC	-	(129,801)
USD	35,797,499	EUR	31,284,000	04/19	SCB	-	(347,533)
USD	820,128	GHS	4,368,000	05/19	JPM	-	(31,659)
USD	2,507,999	GHS	13,993,000	06/19	JPM	-	(205,325)
USD	1,335,986	GHS	7,370,000	06/19	SCB	-	(93,466)
USD	1,117,377	GHS	6,302,000	07/19	JPM	-	(95,043)
USD	2,155,508	HUF	605,724,777	01/19	GSC	-	(9,844)
USD	3,358,166	ILS	12,644,000	01/19	JPM	-	(28,412)
USD	425,016	ILS	1,578,000	01/19	JPM	2,364	-
USD	21,583,813	ILS	80,540,000	02/19	JPM	-	(22,727)
USD	23,162,387	ILS	86,830,000	03/19	GSC	-	(169,602)
USD	9,297,692	INR	684,775,000	01/19	BOA	-	(531,648)
USD	10,222,146	INR	770,865,000	01/19	CIT	-	(855,952)
USD	10,907,767	INR	811,180,000	01/19	JPM	-	(741,376)
USD	1,261,194	INR	92,950,000	01/19	SCB	-	(73,021)
USD	4,195,534	INR	316,595,000	01/19	UBS	-	(354,251)
USD	62,046	JPY	6,851,000	01/19	NOM	-	(460)
USD	36,598,868	JPY	4,052,044,160	01/19	SCB	-	(380,800)
USD	29,255,476	JPY	3,229,000,000	01/19	UBS	-	(209,607)
USD	7,878,679	KRW	8,741,000,000	01/19	DUB	27,332	-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	3,570,108	KRW	4,056,000,000	01/19	GSC	$-	( $ 74,291)
USD	10,682,249	KRW	11,837,000,000	01/19	GSC	50,011	-
USD	8,861,070	KRW	9,877,435,174	01/19	JPM	-	(11,046)
USD	3,032,510	KRW	3,363,660,000	01/19	JPM	10,193	-
USD	3,092,210	KRW	3,481,210,000	02/19	DUB	-	(39,454)
USD	4,960,556	KRW	5,585,090,000	02/19	GSC	-	(63,738)
USD	6,429,247	KRW	7,235,910,000	02/19	SCB	-	(80,109)
USD	3,426,806	KRW	3,859,440,000	02/19	UBS	-	(45,110)
USD	5,476,550	KRW	6,153,725,000	03/19	JPM	-	(62,606)
USD	4,793,550	KRW	5,388,525,000	03/19	SCB	-	(56,826)
USD	460,008	KZT	170,180,000	01/19	CIT	17,755	-
USD	368,993	KZT	126,380,000	01/19	DUB	40,937	-
USD	2,365,643	MYR	9,860,000	01/19	GSC	-	(21,475)
USD	2,833,651	MYR	11,890,000	02/19	GSC	-	(46,708)
USD	4,119,609	MYR	17,290,000	02/19	UBS	-	(68,903)
USD	13,258,073	NZD	20,462,768	01/19	BNP	-	(477,851)
USD	55,156,457	NZD	84,013,530	01/19	JPM	-	(1,255,390)
USD	24,534,122	NZD	35,783,848	03/19	BNP	480,141	-
USD	4,680,895	NZD	6,745,000	03/19	CIT	148,795	-
USD	18,370,012	OMR	7,596,000	01/19	BNP	-	(1,352,277)
USD	15,544,304	OMR	6,140,000	04/19	BNP	-	(375,217)
USD	7,784,191	OMR	3,102,000	05/19	BNP	-	(252,495)
USD	3,992,320	OMR	1,601,000	05/19	SCB	-	(152,772)
USD	11,279,478	OMR	4,496,000	06/19	SCB	-	(358,542)
USD	53,354,577	OMR	21,678,000	08/19	BNP	-	(2,611,706)
USD	7,652,761	QAR	28,173,000	01/19	BNP	-	(84,629)
USD	2,883,165	QAR	10,650,410	01/19	SCB	-	(41,848)
USD	3,678,409	RUB	243,347,000	01/19	SCB	195,351	-
USD	2,751,591	SGD	3,756,265	03/19	DUB	-	(8,186)
USD	5,010,107	THB	163,580,000	01/19	GSC	-	(13,849)
USD	6,689,231	THB	218,390,000	01/19	SCB	-	(18,079)
USD	5,500,029	THB	180,000,000	03/19	CIT	-	(37,240)
USD	249,419	THB	8,159,733	03/19	DUB	-	(1,596)
USD	3,928,570	THB	128,707,825	03/19	SCB	-	(30,818)
USD	2,064,246	TRY	11,142,000	01/19	DUB	-	(11,079)
USD	6,157,043	TRY	25,674,870	01/19	DUB	1,374,804	-
USD	6,164,466	TRY	25,675,000	01/19	SCB	1,382,203	-
USD	5,088,383	TRY	25,821,000	02/20	DUB	1,030,278	-
USD	21,869,260	TRY	110,362,813	02/20	GSC	4,508,908	-
USD	6,477,576	TRY	32,715,000	02/20	JPM	1,322,095	-
USD	15,853,478	TRY	80,564,900	02/20	SCB	3,199,652	-
USD	5,046,433	TWD	146,069,000	04/19	BOA	220,292	-
USD	4,933,310	TWD	139,070,000	04/19	JPM	340,567	-
USD	6,055,268	TWD	175,300,000	04/19	SCB	263,330	-
USD	4,089,619	UYU	139,456,000	01/19	CIT	-	(203,482)
USD	3,066,679	UYU	105,870,000	02/19	CIT	-	(179,373)
USD	7,806,817	ZAR	110,992,200	01/19	GSC	102,887	-
USD	5,045,636	ZAR	69,709,000	01/19	SCB	211,935	-
USD	4,269,720	ZAR	61,553,900	02/19	GSC	12,451	-
UYU	139,456,000	USD	4,730,529	01/19	CIT	-	(437,429)
UYU	105,870,000	USD	3,365,226	02/19	CIT	-	(119,173)

Total Forward Foreign Currency Contracts						$30,764,426	($41,065,132)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(i)	Purchased options outstanding as of December 31, 2018 were as follows:

Foreign Currency Options

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - MXN versus USD	MXN 21.32	05/06/19	CIT	$8,960,000	$324,546	$129,920
Call - MXN versus USD	21.32	05/07/19	GSC	19,790,000	778,242	290,913

					1,102,788	420,833

Put - EUR versus SEK	SEK 9.70	01/16/19	DUB	EUR 13,083,000	38,279	2,998
Put - EUR versus SEK	9.67	01/18/19	CIT	9,879,000	28,437	2,264
Put - EUR versus SEK	9.68	01/18/19	BNP	9,633,000	25,037	2,207
Put - EUR versus SEK	9.58	04/12/19	CIT	13,540,000	58,156	15,513
Put - EUR versus SEK	9.96	04/12/19	CIT	18,050,000	215,167	132,357
Put - EUR versus SEK	9.96	04/15/19	BNP	14,900,000	183,880	112,673
Put - EUR versus SEK	9.56	04/23/19	DUB	20,980,000	87,263	26,442
Put - EUR versus USD	$1.14	05/27/19	GSC	30,276,000	429,448	405,858

					1,065,667	700,312

Total Foreign Currency Options					$2,168,455	$1,121,145

Interest Rate Swaptions
Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	3.000%	06/29/28	BOA	$25,400,000	$1,448,943	$1,470,914
Call - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	3.010%	07/03/28	MSC	10,267,000	584,192	598,053
Call - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.968%	07/05/28	GSC	9,487,000	544,791	546,641
Call - 10-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.980%	07/05/28	MSC	10,268,000	587,330	588,048

							3,165,256	3,203,656

Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	3.000%	06/29/28	BOA	25,400,000	1,448,943	1,475,232
Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	3.010%	07/03/28	MSC	10,267,000	584,192	593,022
Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.968%	07/05/28	GSC	9,487,000	544,791	554,135
Put - 10-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.980%	07/05/28	MSC	10,268,000	587,330	603,348

							3,165,256	3,225,737

Total Interest Rate Swaptions							$6,330,512	$6,429,393

Total Purchased Options							$8,498,967	$7,550,538

(j)	Swap agreements outstanding as of December 31, 2018 were as follows:

Credit Default Swaps on Sovereign Issues – Buy Protection (1)
Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/18 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Croatia Government	Q	1.000%	03/20/20	BNP	0.407%	$4,255,000	($31,872)	$327,874	($359,746)
Croatia Government	Q	1.000%	06/20/20	CIT	0.432%	282,000	(2,420)	21,105	(23,525)
Qatar Government	Q	1.000%	12/20/20	GSC	0.372%	22,380,000	(278,864)	338,571	(617,435)
Qatar Government	Q	1.000%	06/20/21	CIT	0.448%	7,993,760	(108,617)	48,981	(157,598)
Qatar Government	Q	1.000%	06/20/21	GSC	0.448%	8,006,000	(108,783)	44,716	(153,499)
Oman Government	Q	1.000%	06/20/22	BOA	2.571%	7,260,000	362,857	354,529	8,328
Oman Government	Q	1.000%	12/20/22	BOA	2.788%	5,808,000	372,346	327,685	44,661
Qatar Government	Q	1.000%	12/20/22	GSC	0.655%	4,650,000	(61,945)	(41,238)	(20,707)
South Africa Government	Q	1.000%	12/20/22	JPM	1.963%	6,750,000	234,937	631,672	(396,735)
South Africa Government	Q	1.000%	03/20/23	BNP	2.037%	50,000,000	1,977,906	4,657,747	(2,679,841)
Qatar Government	Q	1.000%	12/20/23	GSC	0.825%	12,311,000	(103,537)	26,773	(130,310)
Qatar Government	Q	1.000%	09/20/24	GSC	0.942%	2,390,000	(8,110)	(2,072)	(6,038)
South Africa Government	Q	1.000%	12/20/25	BNP	2.565%	9,770,000	892,609	1,812,248	(919,639)
South Africa Government	Q	1.000%	06/20/27	CIT	2.746%	2,200,000	253,886	302,627	(48,741)
France Government	Q	0.250%	12/20/28	CIT	0.578%	18,224,000	511,118	381,467	129,651
France Government	Q	0.250%	12/20/28	GSC	0.578%	34,165,000	958,206	701,632	256,574
Colombia Government	Q	1.000%	12/20/28	GSC	2.265%	25,821,000	2,572,622	2,092,283	480,339

							7,432,339	12,026,600	(4,594,261)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Implied Credit Spread at 12/31/18 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
South Africa Government	Q	1.000%	06/20/21	ICE	1.661%	$17,160,000	$261,204	$1,701,512	($1,440,308)
Qatar Government	Q	1.000%	12/20/22	ICE	0.655%	18,311,496	(243,937)	196	(244,133)
Malaysia Government	Q	1.000%	12/20/23	ICE	1.101%	97,560,000	409,134	461,884	(52,750)
Russian Government	Q	1.000%	12/20/23	ICE	1.532%	45,870,400	1,079,132	1,128,653	(49,521)
Mexico Government	Q	1.000%	12/20/23	ICE	1.547%	82,312,000	1,989,865	1,241,392	748,473
France Government	Q	0.250%	12/20/24	ICE	0.432%	5,841,000	57,766	7,198	50,568
Qatar Government	Q	1.000%	12/20/27	ICE	1.176%	536,000	5,679	24,184	(18,505)
Qatar Government	Q	1.000%	12/20/27	ICE	1.197%	2,378,704	28,378	101,797	(73,419)

							3,587,221	4,666,816	(1,079,595)

Total Credit Default Swaps on Sovereign Issues – Buy Protection							$11,019,560	$16,693,416	($5,673,856)

Credit Default Swaps on Sovereign Issues – Sell Protection (4)
Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/18 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Turkey Government	Q	1.000%	06/20/20	BNP	2.776%	$4,153,000	($103,383)	($209,755)	$106,372
Turkey Government	Q	1.000%	06/20/20	GSC	2.776%	5,310,000	(132,186)	(224,746)	92,560
Turkey Government	Q	1.000%	06/20/23	BNP	3.469%	10,543,000	(1,009,879)	(463,893)	(545,986)
Indonesia Government	Q	1.000%	12/20/23	BOA	1.369%	2,000,000	(32,819)	(38,667)	5,848
Indonesia Government	Q	1.000%	12/20/23	CIT	1.369%	5,470,000	(89,759)	(100,439)	10,680
Turkey Government	Q	1.000%	12/20/23	DUB	3.578%	2,532,000	(276,522)	(300,630)	24,108
Indonesia Government	Q	1.000%	12/20/23	GSC	1.369%	10,305,000	(169,098)	(198,240)	29,142
Indonesia Government	Q	1.000%	12/20/23	JPM	1.369%	22,895,000	(375,692)	(447,570)	71,878
Turkey Government	Q	1.000%	12/20/26	BNP	3.980%	12,262,373	(2,213,328)	(2,083,676)	(129,652)
Turkey Government	Q	1.000%	12/20/26	GSC	3.980%	5,109,322	(922,220)	(873,389)	(48,831)
Turkey Government	Q	1.000%	12/20/27	GSC	4.030%	19,889,000	(3,953,237)	(2,941,270)	(1,011,967)

							(9,278,123)	(7,882,275)	(1,395,848)

				Exchange
Indonesia Government	Q	1.000%	12/20/23	ICE	1.369%	19,000,000	(311,777)	(385,645)	73,868
Argentina Government	Q	5.000%	12/20/23	ICE	7.998%	18,598,390	(2,015,409)	(1,701,790)	(313,619)

							(2,327,186)	(2,087,435)	(239,751)

Total Credit Default Swaps on Sovereign Issues – Sell Protection							($11,605,309)	($9,969,710)	($1,635,599)

Credit Default Swaps on Credit Indices – Buy Protection (1)
Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX EM 30	Q	1.000%	12/20/23	ICE	$40,997,000	$1,911,150	$1,945,876	($34,726)

Total Credit Default Swaps						$1,325,401	$8,669,582	($7,344,181)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Interest Rate Swaps – Long
Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.750%	3-Month USD-LIBOR	Q/Q	LCH	07/31/20	$4,127,000	($48,183)	$-	($48,183)
1.739%	3-Month USD-LIBOR	Q/Q	LCH	08/12/20	10,407,000	(124,426)	-	(124,426)
1.621%	3-Month USD-LIBOR	Q/Q	LCH	08/14/20	11,070,000	(155,876)	-	(155,876)
1.545%	3-Month USD-LIBOR	Q/Q	LCH	09/23/20	780,000	(12,270)	-	(12,270)
1.424%	3-Month USD-LIBOR	S/Q	LCH	10/28/20	5,660,000	(135,654)	-	(135,654)
1.426%	3-Month USD-LIBOR	S/Q	LCH	10/28/20	5,660,000	(135,379)	-	(135,379)
1.540%	3-Month USD-LIBOR	Q/Q	LCH	11/05/20	5,835,000	(128,010)	-	(128,010)
1.555%	3-Month USD-LIBOR	S/Q	LCH	11/09/20	5,647,000	(121,666)	-	(121,666)
1.668%	3-Month USD-LIBOR	S/Q	LCH	11/12/20	7,717,000	(149,330)	-	(149,330)
1.114%	3-Month USD-LIBOR	S/Q	LCH	02/23/21	3,447,000	(105,782)	-	(105,782)
1.170%	3-Month USD-LIBOR	Q/Q	LCH	02/25/21	3,343,000	(97,829)	-	(97,829)
2.410%	6-Month PLN-WIBOR	A/S	LCH	12/13/21	PLN 11,352,000	45,077	-	45,077
2.460%	6-Month PLN-WIBOR	S/S	LCH	01/12/22	24,187,000)	206,797	-	206,797
2.435%	6-Month PLN-WIBOR	A/S	LCH	01/13/22	25,016,000	209,244	-	209,244
2.025%	6-Month CZK-PRIBOR	S/S	LCH	07/27/22	CZK 459,900,000	167,433	-	167,433
2.056%	6-Month CZK-PRIBOR	S/S	LCH	07/30/22	620,060,000	251,469	-	251,469
2.068%	6-Month CZK-PRIBOR	S/S	LCH	07/31/22	619,540,000	263,634	-	263,634
2.105%	6-Month CZK-PRIBOR	A/S	LCH	08/03/22	167,280,000	82,136	-	82,136
2.080%	6-Month CZK-PRIBOR	A/S	LCH	08/06/22	204,920,000	90,379	-	90,379
2.060%	6-Month CZK-PRIBOR	A/S	LCH	08/16/22	155,304,000	56,577	-	56,577
2.105%	6-Month CZK-PRIBOR	A/S	LCH	08/17/22	574,120,000	252,962	-	252,962
2.100%	6-Month CZK-PRIBOR	A/S	LCH	08/18/22	300,590,000	129,807	-	129,807
2.115%	6-Month CZK-PRIBOR	A/S	LCH	08/21/22	305,598,000	140,241	-	140,241
2.128%	6-Month CZK-PRIBOR	A/S	LCH	08/21/22	100,196,000	48,152	-	48,152
2.168%	6-Month CZK-PRIBOR	A/S	LCH	08/23/22	73,024,000	40,096	-	40,096
2.200%	6-Month CZK-PRIBOR	A/S	LCH	08/23/22	382,468,000	231,541	-	231,541
2.733%	6-Month PLN-WIBOR	S/S	LCH	02/06/23	PLN 23,304,000	283,453	-	283,453
2.688%	6-Month PLN-WIBOR	S/S	LCH	02/07/23	23,082,000	266,969	-	266,969
2.507%	6-Month PLN-WIBOR	A/S	LCH	06/15/23	8,803,000	74,906	-	74,906
2.525%	6-Month PLN-WIBOR	S/S	LCH	06/18/23	3,567,000	31,037	-	31,037
2.145%	6-Month CZK-PRIBOR	A/S	LCH	08/06/23	CZK 219,600,000	168,747	-	168,747
2.200%	6-Month CZK-PRIBOR	A/S	LCH	08/07/23	437,969,000	371,682	-	371,682
2.175%	6-Month CZK-PRIBOR	A/S	LCH	08/08/23	22,410,000	17,948	-	17,948
2.180%	6-Month CZK-PRIBOR	A/S	LCH	08/08/23	180,250,000	144,996	-	144,996
2.168%	6-Month CZK-PRIBOR	A/S	LCH	08/10/23	112,050,000	87,131	-	87,131
2.160%	6-Month CZK-PRIBOR	A/S	LCH	08/13/23	91,450,000	69,794	-	69,794
2.167%	6-Month CZK-PRIBOR	A/S	LCH	08/13/23	105,420,000	81,561	-	81,561
2.420%	6-Month SGD-SIBOR	S/S	LCH	10/19/23	SGD 13,000,000	241,576	-	241,576
2.423%	6-Month SGD-SIBOR	S/S	LCH	10/19/23	13,000,000	242,714	-	242,714
2.441%	6-Month SGD-SIBOR	S/S	LCH	10/22/23	14,000,000	268,187	-	268,187
2.445%	6-Month SGD-SIBOR	S/S	LCH	10/22/23	26,000,000	501,707	-	501,707
2.438%	6-Month SGD-SIBOR	S/S	LCH	10/23/23	24,000,000	457,758	-	457,758
2.075%	6-Month SGD-SIBOR	S/S	LCH	12/13/23	23,470,000	138,346	-	138,346
2.085%	6-Month SGD-SIBOR	S/S	LCH	12/13/23	24,590,000	153,541	-	153,541
4.053%	3-Month NZD Bank Bills	Q/Q	LCH	06/16/25	NZD 7,820,000	537,481	-	537,481
3.805%	3-Month NZD Bank Bills	S/Q	LCH	07/20/25	8,124,000	548,318	-	548,318
2.226%	6-Month PLN-WIBOR	Q/S	LCH	07/28/26	PLN 17,620,000	(21,001)	-	(21,001)
2.220%	6-Month PLN-WIBOR	Q/S	LCH	08/01/26	12,713,000	(17,201)	-	(17,201)
2.280%	6-Month PLN-WIBOR	A/S	LCH	09/21/26	4,602,000	(2,753)	-	(2,753)
2.300%	6-Month PLN-WIBOR	S/S	LCH	09/21/26	17,028,000	(3,524)	-	(3,524)
2.490%	6-Month PLN-WIBOR	S/S	LCH	10/13/26	4,867,000	16,181	-	16,181
2.460%	6-Month PLN-WIBOR	A/S	LCH	10/19/26	7,421,000	20,036	-	20,036
2.470%	6-Month PLN-WIBOR	A/S	LCH	10/19/26	4,947,000	14,322	-	14,322
2.470%	6-Month PLN-WIBOR	A/S	LCH	10/28/26	5,048,000	14,121	-	14,121
2.500%	6-Month PLN-WIBOR	S/S	LCH	10/31/26	7,573,000	25,263	-	25,263
2.560%	6-Month PLN-WIBOR	A/S	LCH	11/02/26	5,048,000	22,864	-	22,864
2.514%	6-Month PLN-WIBOR	S/S	LCH	11/04/26	27,767,000	99,709	-	99,709
2.540%	6-Month PLN-WIBOR	A/S	LCH	11/07/26	5,048,000	20,655	-	20,655
2.500%	6-Month PLN-WIBOR	A/S	LCH	11/08/26	5,049,000	16,695	-	16,695
2.516%	6-Month PLN-WIBOR	S/S	LCH	11/10/26	13,952,000	50,254	-	50,254
2.225%	3-Month USD-LIBOR	S/Q	LCH	05/16/27	$5,900,000	(197,966)	(343)	(197,623)
3.140%	6-Month PLN-WIBOR	S/S	LCH	02/07/28	PLN 4,090,000	87,545	17,000	70,545
2.405%	US CPI Urban Consumers	Z/Z	LCH	02/06/33	$1,333,200	69,598	-	69,598
1.772%	Eurostat Eurozone HICP	A/Z	LCH	08/15/42	EUR 4,672,000	83,011	-	83,011
1.775%	Eurostat Eurozone HICP	A/Z	LCH	08/15/42	4,684,000	83,161	-	83,161
1.793%	Eurostat Eurozone HICP	S/Z	LCH	08/15/42	4,573,000	106,330	-	106,330
1.847%	Eurostat Eurozone HICP	Z/Z	LCH	10/15/42	4,601,000	173,595	-	173,595
1.895%	Eurostat Eurozone HICP	A/Z	LCH	08/04/47	1,231,000	50,438	-	50,438
1.885%	Eurostat Eurozone HICP	A/Z	LCH	08/07/47	33,000	1,222	-	1,222

						$6,401,547	$16,657	$6,384,890

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Interest Rate Swaps – Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.160%	3-Month SAR-SAIBOR	Q/Q	GSC	08/03/20	SAR 39,120,000	$100,663	$-	$100,663
2.350%	3-Month SAR-SAIBOR	Q/Q	GSC	08/12/20	38,879,000	63,306	-	63,306
2.400%	3-Month SAR-SAIBOR	Q/Q	GSC	08/17/20	40,793,000	54,509	-	54,509
3.410%	3-Month SAR-SAIBOR	Q/Q	GSC	08/22/20	33,195,000	(129,705)	-	(129,705)
2.645%	3-Month SAR-SAIBOR	A/Q	GSC	02/23/21	16,712,000	(46,696)	-	(46,696)
4.043%	3-Month SAR-SAIBOR	S/Q	GSC	05/22/27	32,000,000	(274,140)	-	(274,140)
1.973%	US CPI Urban Consumers	A/Z	BOA	06/23/27	$35,747,000	4,541	-	4,541

						(227,522)	-	(227,522)

			Exchange
1.265%	6-Month HUF-BUBOR	A/S	LCH	12/13/21	HUF 777,626,000	(9,152)	-	(9,152)
1.460%	6-Month HUF-BUBOR	A/S	LCH	01/12/22	1,638,540,000	(117,316)	-	(117,316)
1.435%	6-Month HUF-BUBOR	S/S	LCH	01/13/22	1,507,460,000	(106,275)	-	(106,275)
1.841%	3-Month USD-LIBOR	S/Q	LCH	09/15/22	$6,368,000	139,313	-	139,313
0.250%	6-Month EUR-LIBOR	A/S	LCH	09/20/22	EUR 29,726,520	(339,116)	107,701	(446,817)
1.253%	6-Month HUF-BUBOR	A/S	LCH	02/06/23	HUF 1,565,473,000	(23,629)	-	(23,629)
1.265%	6-Month HUF-BUBOR	S/S	LCH	02/07/23	1,520,019,000	(25,994)	-	(25,994)
1.190%	6-Month HUF-BUBOR	S/S	LCH	03/12/23	682,000,000	2,086	-	2,086
1.145%	6-Month HUF-BUBOR	A/S	LCH	03/13/23	341,000,000	3,742	-	3,742
1.000%	6-Month EUR-LIBOR	S/S	LCH	03/21/23	EUR 2,140,000	(115,367)	(75,171)	(40,196)
2.730%	3-Month USD-LIBOR	Z/Q	LCH	04/05/23	$165,000	(1,159)	22	(1,181)
2.780%	3-Month USD-LIBOR	S/Q	LCH	04/10/23	1,020,000	(9,342)	(15)	(9,327)
2.750%	3-Month USD-LIBOR	S/Q	LCH	04/12/23	669,800	(5,284)	(53)	(5,231)
0.450%	6-Month EUR-LIBOR	S/S	LCH	05/16/23	EUR 190,000	(3,921)	14	(3,935)
0.431%	6-Month EUR-LIBOR	S/S	LCH	05/22/23	3,322,333	(64,355)	(18,204)	(46,151)
1.820%	6-Month HUF-BUBOR	S/S	LCH	06/15/23	HUF 1,910,000,000	(172,633)	-	(172,633)
1.885%	6-Month HUF-BUBOR	S/S	LCH	06/18/23	390,000,000	(39,400)	-	(39,400)
2.990%	3-Month USD-LIBOR	S/Q	LCH	06/22/23	$1,190,000	(20,857)	(2,985)	(17,872)
2.887%	3-Month USD-LIBOR	S/Q	LCH	06/27/23	250,000	(3,292)	-	(3,292)
3.110%	3-Month USD-LIBOR	Q/S	LCH	09/27/23	1,320,000	(41,562)	(38)	(41,524)
3.090%	3-Month USD-LIBOR	Q/S	LCH	09/28/23	1,053,000	(32,188)	-	(32,188)
3.063%	3-Month USD-LIBOR	Q/S	LCH	10/02/23	1,750,000	(40,764)	213	(40,977)
3.079%	3-Month USD-LIBOR	Q/S	LCH	10/02/23	618,300	(14,870)	-	(14,870)
3.080%	3-Month USD-LIBOR	Q/S	LCH	10/03/23	420,200	(10,107)	-	(10,107)
3.061%	3-Month USD-LIBOR	Q/S	LCH	10/04/23	736,500	(17,040)	-	(17,040)
3.130%	3-Month USD-LIBOR	Q/S	LCH	10/05/23	258,000	(6,825)	-	(6,825)
3.183%	3-Month USD-LIBOR	Q/S	LCH	10/12/23	554,000	(16,033)	-	(16,033)
3.135%	3-Month USD-LIBOR	Q/S	LCH	10/13/23	215,000	(5,718)	-	(5,718)
3.119%	3-Month USD-LIBOR	Q/S	LCH	10/16/23	493,000	(12,760)	-	(12,760)
3.147%	3-Month USD-LIBOR	Q/S	LCH	10/18/23	493,000	(13,406)	-	(13,406)
3.149%	3-Month USD-LIBOR	Q/S	LCH	10/19/23	779,700	(21,275)	-	(21,275)
3.190%	3-Month USD-LIBOR	Q/S	LCH	10/23/23	1,443,000	(41,680)	(8,427)	(33,253)
3.192%	3-Month USD-LIBOR	Q/S	LCH	10/23/23	470,000	(13,620)	-	(13,620)
3.147%	3-Month USD-LIBOR	Q/S	LCH	10/25/23	819,000	(21,972)	-	(21,972)
3.088%	3-Month USD-LIBOR	Q/S	LCH	10/31/23	2,252,200	(54,437)	-	(54,437)
1.353%	6-Month GBP-LIBOR	S/S	LCH	11/20/23	GBP 21,354,000	(87,194)	-	(87,194)
1.358%	6-Month GBP-LIBOR	S/S	LCH	11/20/23	10,785,000	(47,370)	-	(47,370)
1.363%	6-Month GBP-LIBOR	S/S	LCH	11/20/23	10,785,000	(50,702)	-	(50,702)
2.999%	3-Month USD-LIBOR	Q/S	LCH	11/23/23	$1,843,400	(36,291)	-	(36,291)
0.231%	6-Month EUR-LIBOR	Q/A	LCH	12/27/23	EUR 2,400,000	(5,219)	-	(5,219)
1.923%	6-Month HUF-BUBOR	Q/S	LCH	07/28/26	HUF 1,248,200,000	(21,032)	-	(21,032)
1.940%	6-Month HUF-BUBOR	Q/S	LCH	08/01/26	878,300,000	(18,705)	-	(18,705)
1.888%	6-Month HUF-BUBOR	A/S	LCH	09/21/26	851,505,000	5,364	-	5,364
1.930%	6-Month HUF-BUBOR	Q/S	LCH	09/21/26	345,205,000	(1,701)	-	(1,701)
1.935%	6-Month HUF-BUBOR	A/S	LCH	09/21/26	336,574,000	(2,108)	-	(2,108)
2.140%	6-Month HUF-BUBOR	A/S	LCH	10/13/26	342,903,000	(19,151)	-	(19,151)
2.090%	6-Month HUF-BUBOR	A/S	LCH	10/19/26	872,217,000	(35,733)	-	(35,733)
2.075%	6-Month HUF-BUBOR	A/S	LCH	10/28/26	352,514,000	(12,359)	-	(12,359)
2.085%	6-Month HUF-BUBOR	A/S	LCH	11/02/26	528,197,000	(19,446)	-	(19,446)
2.180%	6-Month HUF-BUBOR	A/S	LCH	11/03/26	353,662,000	(21,767)	-	(21,767)
2.134%	6-Month HUF-BUBOR	A/S	LCH	11/04/26	1,907,248,000	(93,189)	-	(93,189)
2.150%	6-Month HUF-BUBOR	A/S	LCH	11/07/26	346,773,000	(18,279)	-	(18,279)
2.120%	6-Month HUF-BUBOR	A/S	LCH	11/08/26	344,476,000	(15,278)	-	(15,278)
2.145%	6-Month HUF-BUBOR	S/S	LCH	11/10/26	948,457,000	(47,532)	-	(47,532)
3.400%	3-Month NZD Bank Bills	S/Q	LCH	04/28/27	NZD 9,100,000	(418,331)	-	(418,331)
3.169%	3-Month NZD Bank Bills	S/Q	LCH	06/26/27	23,540,000	(752,732)	-	(752,732)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.175%	3-Month USD-LIBOR	S/Q	LCH	09/19/27	$5,938,700	$202,081	$-	$202,081
3.128%	3-Month NZD Bank Bills	S/Q	LCH	01/09/28	NZD 16,000,000	(589,089)	-	(589,089)
3.130%	3-Month NZD Bank Bills	Z/Q	LCH	01/09/28	16,000,000	(591,392)	-	(591,392)
2.676%	3-Month USD-LIBOR	S/Q	LCH	01/30/28	$6,696,900	(41,570)	-	(41,570)
2.723%	3-Month USD-LIBOR	Z/Q	LCH	01/31/28	500,000	(5,144)	-	(5,144)
2.735%	3-Month USD-LIBOR	S/Q	LCH	02/01/28	6,779,400	(76,187)	-	(76,187)
2.090%	6-Month HUF-BUBOR	S/S	LCH	02/07/28	HUF 270,964,000	(12,996)	-	(12,996)
2.845%	3-Month USD-LIBOR	S/Q	LCH	02/09/28	$310,770	(6,352)	-	(6,352)
2.820%	3-Month USD-LIBOR	S/Q	LCH	04/12/28	300,000	(3,447)	192	(3,639)
2.800%	3-Month USD-LIBOR	S/Q	LCH	04/13/28	300,000	(2,916)	1	(2,917)
2.890%	3-Month USD-LIBOR	S/Q	LCH	04/18/28	296,600	(5,147)	95	(5,242)
3.006%	3-Month USD-LIBOR	S/Q	LCH	05/29/28	2,050,000	(54,413)	-	(54,413)
2.892%	3-Month USD-LIBOR	S/Q	LCH	06/05/28	568,900	(9,395)	-	(9,395)
2.939%	3-Month USD-LIBOR	S/Q	LCH	06/05/28	341,500	(7,001)	-	(7,001)
2.964%	3-Month USD-LIBOR	S/Q	LCH	06/07/28	346,000	(7,812)	-	(7,812)
3.240%	3-Month NZD Bank Bills	S/Q	LCH	06/11/28	NZD 23,500,000	(845,390)	-	(845,390)
2.942%	3-Month USD-LIBOR	S/Q	LCH	06/27/28	$200,000	(4,107)	-	(4,107)
2.121%	6-Month CZK-PRIBOR	S/S	LCH	07/27/28	CZK 206,940,000	(333,003)	-	(333,003)
2.150%	6-Month CZK-PRIBOR	S/S	LCH	07/30/28	242,300,000	(419,864)	-	(419,864)
2.155%	6-Month CZK-PRIBOR	S/S	LCH	07/31/28	241,940,000	(424,215)	-	(424,215)
2.230%	6-Month CZK-PRIBOR	A/S	LCH	08/03/28	65,320,000	(134,680)	-	(134,680)
2.197%	6-Month CZK-PRIBOR	A/S	LCH	08/06/28	115,260,000	(221,285)	-	(221,285)
2.208%	6-Month CZK-PRIBOR	A/S	LCH	08/06/28	80,490,000	(157,884)	-	(157,884)
2.248%	6-Month CZK-PRIBOR	A/S	LCH	08/07/28	228,606,000	(477,485)	-	(477,485)
2.225%	6-Month CZK-PRIBOR	A/S	LCH	08/08/28	94,080,000	(187,625)	-	(187,625)
2.225%	6-Month CZK-PRIBOR	A/S	LCH	08/09/28	11,700,000	(23,393)	-	(23,393)
2.220%	6-Month CZK-PRIBOR	A/S	LCH	08/10/28	58,490,000	(115,415)	-	(115,415)
2.225%	6-Month CZK-PRIBOR	A/S	LCH	08/13/28	54,500,000	(108,509)	-	(108,509)
2.185%	6-Month CZK-PRIBOR	A/S	LCH	08/16/28	62,117,000	(113,392)	-	(113,392)
2.230%	6-Month CZK-PRIBOR	A/S	LCH	08/17/28	260,490,000	(523,356)	-	(523,356)
2.230%	6-Month CZK-PRIBOR	A/S	LCH	08/20/28	123,230,000	(247,456)	-	(247,456)
2.240%	6-Month CZK-PRIBOR	A/S	LCH	08/21/28	124,234,000	(254,698)	-	(254,698)
2.320%	6-Month CZK-PRIBOR	A/S	LCH	08/23/28	174,829,000	(415,952)	-	(415,952)
3.134%	3-Month USD-LIBOR	Q/S	LCH	09/28/28	$1,759,000	(79,029)	-	(79,029)
3.112%	3-Month USD-LIBOR	Q/S	LCH	10/02/28	1,898,400	(69,852)	(996)	(68,856)
3.117%	3-Month USD-LIBOR	Q/S	LCH	10/02/28	2,200,000	(81,929)	-	(81,929)
3.137%	3-Month USD-LIBOR	Q/S	LCH	10/03/28	647,800	(25,230)	-	(25,230)
3.113%	3-Month USD-LIBOR	Q/S	LCH	10/04/28	2,518,400	(92,616)	-	(92,616)
3.189%	3-Month USD-LIBOR	Q/S	LCH	10/05/28	778,400	(33,955)	-	(33,955)
3.240%	3-Month USD-LIBOR	Q/S	LCH	10/09/28	983,800	(47,335)	-	(47,335)
3.271%	3-Month USD-LIBOR	Q/S	LCH	10/10/28	217,400	(11,053)	-	(11,053)
3.271%	3-Month USD-LIBOR	Q/S	LCH	10/12/28	364,705	(18,525)	-	(18,525)
3.250%	3-Month USD-LIBOR	Q/S	LCH	11/13/28	2,846,000	(135,669)	-	(135,669)
1.569%	Eurostat Eurozone HICP	S/Z	LCH	08/15/32	EUR 4,672,000	(72,771)	-	(72,771)
1.585%	Eurostat Eurozone HICP	Z/Z	LCH	08/15/32	4,684,000	(83,190)	-	(83,190)
1.601%	Eurostat Eurozone HICP	A/Z	LCH	08/15/32	4,573,000	(94,551)	-	(94,551)
1.638%	Eurostat Eurozone HICP	S/Z	LCH	10/15/32	4,601,000	(115,990)	-	(115,990)
2.980%	3-Month USD-LIBOR	S/Q	LCH	07/05/38	$1,025,000	1,590	-	1,590
3.010%	3-Month USD-LIBOR	S/Q	LCH	07/05/38	2,359,000	(1,195)	-	(1,195)
2.982%	3-Month USD-LIBOR	S/Q	LCH	07/06/38	1,436,000	2,029	-	2,029
2.968%	3-Month USD-LIBOR	S/Q	LCH	07/07/38	2,208,000	5,254	-	5,254
3.043%	3-Month USD-LIBOR	S/S	LCH	12/21/38	4,856,000	(14,490)	-	(14,490)
2.419%	US CPI Urban Consumers	A/Z	LCH	02/06/43	1,333,200	(103,678)	-	(103,678)
0.851%	6-Month JPY-LIBOR	A/S	LCH	06/19/47	JPY 400,000,000	(142,956)	-	(142,956)
2.160%	US CPI Urban Consumers	A/Z	LCH	08/04/47	$1,659,000	(18,510)	-	(18,510)
2.148%	US CPI Urban Consumers	S/Z	LCH	08/07/47	915,000	(7,931)	-	(7,931)
2.133%	US CPI Urban Consumers	A/Z	LCH	08/22/47	2,093,000	(13,254)	-	(13,254)
2.146%	US CPI Urban Consumers	S/Z	LCH	08/25/47	2,081,000	(14,967)	-	(14,967)
2.149%	US CPI Urban Consumers	S/Z	LCH	09/01/47	2,075,000	(16,114)	-	(16,114)
0.888%	6-Month JPY-LIBOR	A/S	LCH	09/18/47	JPY 595,000,000	(273,876)	-	(273,876)
0.924%	6-Month JPY-LIBOR	A/S	LCH	09/18/47	665,000,000	(365,282)	-	(365,282)
2.220%	US CPI Urban Consumers	S/Z	LCH	10/05/47	$1,807,000	(43,652)	-	(43,652)
0.946%	6-Month JPY-LIBOR	A/S	LCH	12/18/47	JPY 400,735,442	(232,943)	-	(232,943)
0.953%	6-Month JPY-LIBOR	S/S	LCH	12/18/47	481,000,000	(288,003)	-	(288,003)
0.958%	6-Month JPY-LIBOR	S/S	LCH	12/18/47	518,580,000	(316,958)	-	(316,958)
1.600%	6-Month EUR-LIBOR	S/S	LCH	05/18/48	EUR 1,445,000	(109,196)	(1,650)	(107,546)
3.115%	3-Month USD-LIBOR	S/Q	LCH	05/18/48	$1,116,600	(64,976)	(282)	(64,694)
3.118%	3-Month USD-LIBOR	A/Q	LCH	05/23/48	1,420,000	(83,161)	-	(83,161)
1.592%	6-Month EUR-LIBOR	S/S	LCH	05/24/48	EUR 250,000	(18,309)	-	(18,309)
1.539%	6-Month EUR-LIBOR	S/S	LCH	05/29/48	1,262,600	(72,649)	-	(72,649)
1.458%	6-Month EUR-LIBOR	S/S	LCH	05/31/48	305,000	(10,241)	273	(10,514)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.499%	6-Month EUR-LIBOR	S/S	LCH	06/04/48	EUR 302,900	($13,703)	$-	($13,703)
3.137%	3-Month USD-LIBOR	Q/S	LCH	09/25/48	$973,000	(68,546)	1,459	(70,005)
3.143%	3-Month USD-LIBOR	Q/S	LCH	09/28/48	2,011,200	(144,071)	-	(144,071)
3.120%	3-Month USD-LIBOR	Q/S	LCH	10/01/48	6,110,100	(370,917)	-	(370,917)
3.123%	3-Month USD-LIBOR	Q/S	LCH	10/01/48	2,070,900	(127,027)	-	(127,027)
3.116%	3-Month USD-LIBOR	Q/S	LCH	10/02/48	2,118,000	(126,859)	-	(126,859)
3.153%	3-Month USD-LIBOR	Q/S	LCH	10/03/48	556,500	(37,578)	-	(37,578)
3.129%	3-Month USD-LIBOR	Q/S	LCH	10/04/48	490,300	(30,606)	-	(30,606)
3.210%	3-Month USD-LIBOR	Q/S	LCH	10/05/48	2,507,300	(199,709)	-	(199,709)
3.260%	3-Month USD-LIBOR	Q/S	LCH	10/09/48	1,976,400	(178,176)	-	(178,176)
3.288%	3-Month USD-LIBOR	Q/S	LCH	10/09/48	801,600	(76,917)	-	(76,917)
3.298%	3-Month USD-LIBOR	Q/S	LCH	10/13/48	948,307	(92,943)	-	(92,943)
3.264%	3-Month USD-LIBOR	Q/S	LCH	11/15/48	7,000,000	(610,662)	-	(610,662)

						(14,456,329)	2,149	(14,458,478)

Total Interest Rate Swaps-Short						($14,683,851)	$2,149	($14,686,000)

Total Interest Rate Swaps						($8,282,304)	$18,806	($8,301,110)

Total Return Swaps – Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Counter- party	Expiration Date	Number of Contracts	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4-Month Bloomberg Commodity Index - Appreciation	4-Month Bloomberg Commodity Index - Depreciation	Z/Z	CIT	02/14/19	-	$24,500,000	($974,926)	$-	($974,926)
5-Month Bloomberg Commodity Index - Appreciation	5-Month Bloomberg Commodity Index -Depreciation	Z/Z	CIT	02/14/19	-	21,000,000	(833,321)	-	(833,321)
6-Month Bloomberg Commodity Index - Appreciation	6-Month Bloomberg Commodity Index -Depreciation	Q/Z	CIT	02/14/19	-	19,200,000	(723,232)	-	(723,232)
KOSPI 200 Index -Appreciation	KOSPI 200 Index - Depreciation	Z/Z	CIT	03/14/19	44	KRW 2,882,327,470	(293)	-	(293)
Egypt Treasury Bills	3-Month USD-LIBOR + 0.550%	S/Z	GSC	07/23/19	-	EGP 109,050,000	329,320	25,527	303,793

							($2,202,452)	$25,527	($2,227,979)

Total Return Swaps-Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Counter- party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bloomberg Commodity Index - Appreciation	Bloomberg Commodity Index - Depreciation	Z	CIT	02/14/19	$24,500,000	$1,721,826	$-	$1,721,826
Bloomberg Commodity Index - Appreciation	Bloomberg Commodity Index - Depreciation	Z	CIT	02/14/19	19,200,000	1,349,350	-	1,349,350
Bloomberg Commodity Index - Appreciation	Bloomberg Commodity Index - Depreciation	Z	CIT	02/14/19	21,000,000	1,475,852	-	1,475,852

						$4,547,028	$-	$4,547,028

Total Total Return Swaps						$2,344,576	$25,527	$2,319,049

Total Swap Agreements						($4,612,327)	$8,713,915	($13,326,242)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Balances reported in the Statement of Assets and Liabilities for Over The Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$12,095,437	$6,333,981
Liabilities	(7,925,585)	(10,232,563)
Centrally Cleared Swap Agreements (1)
Assets	6,739,662	9,075,765
Liabilities	(2,195,599)	(18,503,425)

	$8,713,915	($13,326,242)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(k)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Cyprus	$3,269,441	$3,269,441	$-	$-
	Iceland	23,665,223	7,721,172	15,944,051	-
	Mongolia	1,447,589	1,209,945	237,644	-
	Myanmar	3,678,543	-	3,678,543	-
	Serbia	392,392	392,392	-	-
	South Korea	5,704,790	-	5,704,790	-
	Vietnam	10,552,881	101,075	10,451,806	-

	Total Common Stocks	48,710,859	12,694,025	36,016,834	-

	Corporate Bonds & Notes	24,979,834	-	24,979,834	-
	Senior Loan Notes	33,057,272	-	1,140,845	31,916,427
	Mortgage-Backed Securities	9,732,346	-	9,732,346	-
	Foreign Government Bonds & Notes	494,295,323	-	494,295,323	-
	Short-Term Investments	171,475,845	-	171,475,845	-
	Derivatives:
	Commodity Contracts
	Swaps	4,547,028	-	4,547,028	-
	Credit Contracts
	Swaps	2,133,050	-	2,133,050	-
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	30,764,426	-	30,764,426	-
	Purchased Options	1,121,145	-	1,121,145	-

	Total Foreign Currency Contracts	31,885,571	-	31,885,571	-

	Interest Rate Contracts
	Futures	454,734	454,734	-	-
	Purchased Options	6,429,393		6,429,393
	Swaps	8,729,668	-	8,729,668	-

	Total Interest Rate Contracts	15,613,795	454,734	15,159,061	-

	Total Asset - Derivatives	54,179,444	454,734	53,724,710	-

	Total Assets	836,430,923	13,148,759	791,365,737	31,916,427

Liabilities	Derivatives:
	Commodity Contracts
	Swaps	(2,531,479)	-	(2,531,479)	-
	Credit Contracts
	Swaps	(9,477,231)	-	(9,477,231)	-
	Equity Contracts
	Futures	(254,974)	(254,974)	-	-
	Swaps	(293)	-	(293)	-

	Total Equity Contracts	(255,267)	(254,974)	(293)	-

	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(41,065,132)	-	(41,065,132)	-
	Interest Rate Contracts
	Futures	(1,606,996)	(1,606,996)	-	-
	Swaps	(16,726,985)	-	(16,726,985)	-

	Total Interest Rate Contracts	(18,333,981)	(1,606,996)	(16,726,985)	-

	Total Liabilities - Derivatives	(71,663,090)	(1,861,970)	(69,801,120)	-

	Total Liabilities	(71,663,090)	(1,861,970)	(69,801,120)	-

	Total	$764,767,833	$11,286,789	$721,564,617	$31,916,427

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

GLOBAL ABSOLUTE RETURN PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) for the year ended December 31, 2018:

Senior Loan Notes
Value, Beginning of Year	$36,512,850
Purchases	3,854,990
Sales (Includes Paydowns)	(1,488,889)
Accrued Discounts (Premiums)	103,819
Net Realized Gains (Losses)	80,485
Change in Net Unrealized Appreciation (Depreciation)	(7,146,828)
Transfers In	-
Transfers Out	-

Value, End of Year	$31,916,427

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($7,146,828)

Additional information about Level 3 fair value measurements as of December 31, 2018 was as follows:

	Value at 12/31/18	Valuation Technique(s)	Unobservable Input(s)	Single Input or Range of Inputs	Weighted Average
Senior Loan Notes	$31,916,427	Demand Yield Model	Comparable spread to U.S. Treasury Bonds	614.5 - 1,495.0 bps	969.1 bps
		Comparable Instrument	Comparable price to Barbados Bonds	56.6	N/A
			Discount for lack of marketability	30.0%	N/A

A significant increase in the discount in the spread to U.S. Treasuries could result in a decrease to the fair value measurement. Conversely, significant movements in the opposite direction of this unobservable input could have the inverse effect on the fair value measurement.

Demand Yield: Using this approach to determine fair value, the investment adviser assesses the likelihood that the borrower will make a full repayment of the loan underlying such senior loan note and will determine fair value using a matrix pricing approach relative to yields on other senior loan notes issued by companies of comparable credit quality.

Comparable Instrument: Using this approach to determine fair value, the investment adviser may review and consider among other factors, similar holdings based on coupon, maturity, and duration.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	5,036,866	$53,118,072
PD Aggregate Bond Index Portfolio ‘P’ *	17,993,907	220,116,733
PD High Yield Bond Market Portfolio ‘P’ *	3,122,846	46,359,322
PD Large-Cap Growth Index Portfolio ‘P’ *	1,705,280	58,523,733
PD Large-Cap Value Index Portfolio ‘P’ *	2,301,937	61,319,289
PD Small-Cap Growth Index Portfolio ‘P’ *	88,437	2,355,563
PD Small-Cap Value Index Portfolio ‘P’ *	424,581	9,445,970
PD Emerging Markets Portfolio ‘P’ *	975,143	15,666,261
PD International Large-Cap Portfolio ‘P’ *	3,015,890	49,738,319

Total Affiliated Mutual Funds (Cost $459,444,979)		516,643,262

TOTAL INVESTMENTS - 100.0% (Cost $459,444,979)		516,643,262

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(139,283)

NET ASSETS - 100.0%		$516,503,979

PACIFIC SELECT FUND

PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	13,559,742	$142,999,112
PD Aggregate Bond Index Portfolio ‘P’ *	57,145,960	699,057,849
PD High Yield Bond Market Portfolio ‘P’ *	7,745,787	114,987,880
PD Large-Cap Growth Index Portfolio ‘P’ *	10,984,197	376,968,172
PD Large-Cap Value Index Portfolio ‘P’ *	14,647,495	390,181,853
PD Small-Cap Growth Index Portfolio ‘P’ *	756,316	20,144,922
PD Small-Cap Value Index Portfolio ‘P’ *	2,281,303	50,753,880
PD Emerging Markets Portfolio ‘P’ *	7,681,162	123,402,485
PD International Large-Cap Portfolio ‘P’ *	20,191,849	333,005,768

Total Affiliated Mutual Funds (Cost $1,892,596,490)		2,251,501,921

TOTAL INVESTMENTS - 100.0% (Cost $1,892,596,490)		2,251,501,921

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(529,412)

NET ASSETS - 100.0%		$2,250,972,509

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Pacific Dynamix - Conservative Growth Portfolio

Affiliated Fixed Income Funds	61.9%
Affiliated Equity Funds	38.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

Pacific Dynamix - Moderate Growth Portfolio

Affiliated Equity Funds	57.5%
Affiliated Fixed Income Funds	42.5%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7D in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Conservative Growth Portfolio
Assets	Affiliated Mutual Funds	$516,643,262	$516,643,262	$-	$-

Pacific Dynamix - Moderate Growth Portfolio
Assets	Affiliated Mutual Funds	$2,251,501,921	$2,251,501,921	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

PACIFIC DYNAMIX - GROWTH PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio ‘P’ *	1,429,370	$15,073,933
PD Aggregate Bond Index Portfolio ‘P’ *	9,324,006	114,059,150
PD High Yield Bond Market Portfolio ‘P’ *	1,480,959	21,985,155
PD Large-Cap Growth Index Portfolio ‘P’ *	4,692,649	161,047,670
PD Large-Cap Value Index Portfolio ‘P’ *	6,354,351	169,268,013
PD Small-Cap Growth Index Portfolio ‘P’ *	502,992	13,397,481
PD Small-Cap Value Index Portfolio ‘P’ *	908,895	20,220,883
PD Emerging Markets Portfolio ‘P’ *	3,471,248	55,767,678
PD International Large-Cap Portfolio ‘P’ *	8,880,741	146,461,978

Total Affiliated Mutual Funds (Cost $606,601,701)		717,281,941

TOTAL INVESTMENTS - 100.0% (Cost $606,601,701)		717,281,941

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(176,556)

NET ASSETS - 100.0%		$717,105,385

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	3,603,914	$37,986,807
Diversified Bond Portfolio ‘P’ *	27,236,775	358,686,265
Floating Rate Income Portfolio ‘P’ *	3,350,978	39,465,086
Floating Rate Loan Portfolio ‘P’ *	3,789,359	34,985,996
High Yield Bond Portfolio ‘P’ *	10,492,834	89,340,825
Inflation Managed Portfolio ‘P’ *	3,249,844	38,067,643
Inflation Strategy Portfolio ‘P’ *	3,710,101	38,129,002
Managed Bond Portfolio ‘P’ *	13,519,450	189,311,639
Short Duration Bond Portfolio ‘P’ *	20,724,822	214,296,815
Emerging Markets Debt Portfolio ‘P’ *	7,783,869	91,793,310
Comstock Portfolio ‘P’ *	583,895	9,254,453
Dividend Growth Portfolio ‘P’ *	438,528	9,519,697
Equity Index Portfolio ‘P’ *	117,231	7,254,212
Growth Portfolio ‘P’ *	419,059	13,085,473
Large-Cap Growth Portfolio ‘P’ *	1,322,728	17,421,686
Large-Cap Value Portfolio ‘P’ *	917,585	20,190,957
Main Street Core Portfolio ‘P’ *	200,202	7,954,293
Mid-Cap Equity Portfolio ‘P’ *	610,334	14,326,953
Mid-Cap Growth Portfolio ‘P’ *	498,662	7,222,794
Mid-Cap Value Portfolio ‘P’ *	1,530,869	35,623,179
Value Advantage Portfolio ‘P’ *	1,021,406	15,896,025
Emerging Markets Portfolio ‘P’ *	881,637	14,950,110
International Large-Cap Portfolio ‘P’ *	4,042,751	36,792,800
International Value Portfolio ‘P’ *	2,960,715	36,315,257
Currency Strategies Portfolio ‘P’ *	3,447,395	40,236,683
Equity Long/Short Portfolio ‘P’ *	4,461,236	56,125,400
Global Absolute Return Portfolio ‘P’ *	3,592,284	39,452,046

Total Affiliated Mutual Funds (Cost $1,429,892,674)		1,513,685,406

TOTAL INVESTMENTS - 100.0% (Cost $1,429,892,674)		1,513,685,406

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(316,982)

NET ASSETS - 100.0%		$1,513,368,424

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Pacific Dynamix - Growth Portfolio

Affiliated Equity Funds	78.9%
Affiliated Fixed Income Funds	21.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

Portfolio Optimization Conservative Portfolio

Affiliated Fixed Income Funds	77.4%
Affiliated Equity Funds	22.6%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7D in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Pacific Dynamix - Growth Portfolio
Assets	Affiliated Mutual Funds	$717,281,941	$717,281,941	$-	$-

Portfolio Optimization Conservative Portfolio
Assets	Affiliated Mutual Funds	$1,513,685,406	$1,513,685,406	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	5,342,026	$56,307,260
Diversified Bond Portfolio ‘P’ *	40,084,996	527,886,928
Floating Rate Income Portfolio ‘P’ *	3,334,306	39,268,743
Floating Rate Loan Portfolio ‘P’ *	3,720,263	34,348,052
High Yield Bond Portfolio ‘P’ *	11,503,323	97,944,592
Inflation Managed Portfolio ‘P’ *	4,283,965	50,181,008
Inflation Strategy Portfolio ‘P’ *	4,890,934	50,264,510
Managed Bond Portfolio ‘P’ *	19,931,687	279,101,622
Short Duration Bond Portfolio ‘P’ *	9,725,631	100,564,035
Emerging Markets Debt Portfolio ‘P’ *	10,690,510	126,070,636
Comstock Portfolio ‘P’ *	1,959,490	31,056,997
Developing Growth Portfolio ‘P’ *	109,171	2,061,861
Dividend Growth Portfolio ‘P’ *	1,633,503	35,460,609
Equity Index Portfolio ‘P’ *	446,250	27,613,826
Growth Portfolio ‘P’ *	1,567,510	48,946,889
Large-Cap Growth Portfolio ‘P’ *	4,902,977	64,577,243
Large-Cap Value Portfolio ‘P’ *	3,237,365	71,236,425
Main Street Core Portfolio ‘P’ *	750,437	29,815,877
Mid-Cap Equity Portfolio ‘P’ *	1,433,658	33,653,614
Mid-Cap Growth Portfolio ‘P’ *	1,930,313	27,959,312
Mid-Cap Value Portfolio ‘P’ *	3,103,455	72,217,102
Small-Cap Equity Portfolio ‘P’ *	185,016	4,409,447
Small-Cap Growth Portfolio ‘P’ *	443,801	5,419,831
Small-Cap Index Portfolio ‘P’ *	354,794	7,455,894
Small-Cap Value Portfolio ‘P’ *	195,870	4,273,837
Value Advantage Portfolio ‘P’ *	3,621,067	56,354,254
Emerging Markets Portfolio ‘P’ *	4,279,146	72,562,398
International Large-Cap Portfolio ‘P’ *	10,313,472	93,862,202
International Small-Cap Portfolio ‘P’ *	1,770,679	21,868,085
International Value Portfolio ‘P’ *	7,502,829	92,027,507
Currency Strategies Portfolio ‘P’ *	7,020,112	81,936,065
Equity Long/Short Portfolio ‘P’ *	8,795,582	110,654,443
Global Absolute Return Portfolio ‘P’ *	7,270,195	79,844,485

Total Affiliated Mutual Funds (Cost $2,231,762,190)		2,437,205,589

TOTAL INVESTMENTS - 100.0% (Cost $2,231,762,190)		2,437,205,589

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(501,841)

NET ASSETS - 100.0%		$2,436,703,748

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	13,005,698	$137,085,674
Diversified Bond Portfolio ‘P’ *	97,988,154	1,290,424,617
Floating Rate Income Portfolio ‘P’ *	15,642,876	184,229,063
Floating Rate Loan Portfolio ‘P’ *	17,789,020	164,240,598
High Yield Bond Portfolio ‘P’ *	46,683,971	397,488,847
Inflation Managed Portfolio ‘P’ *	15,207,955	178,141,163
Inflation Strategy Portfolio ‘P’ *	17,360,211	178,412,259
Managed Bond Portfolio ‘P’ *	48,662,779	681,420,519
Short Duration Bond Portfolio ‘P’ *	19,730,542	204,015,854
Emerging Markets Debt Portfolio ‘P’ *	39,010,876	460,045,974
Comstock Portfolio ‘P’ *	10,458,662	165,764,866
Developing Growth Portfolio ‘P’ *	684,877	12,934,923
Dividend Growth Portfolio ‘P’ *	8,665,203	188,106,993
Equity Index Portfolio ‘P’ *	2,373,615	146,878,771
Growth Portfolio ‘P’ *	9,699,887	302,887,479
Large-Cap Growth Portfolio ‘P’ *	29,936,680	394,296,851
Large-Cap Value Portfolio ‘P’ *	16,883,927	371,521,457
Main Street Core Portfolio ‘P’ *	4,030,043	160,119,166
Mid-Cap Equity Portfolio ‘P’ *	7,732,141	181,503,858
Mid-Cap Growth Portfolio ‘P’ *	13,128,384	190,156,007
Mid-Cap Value Portfolio ‘P’ *	16,025,789	372,918,631
Small-Cap Equity Portfolio ‘P’ *	2,683,400	63,952,785
Small-Cap Growth Portfolio ‘P’ *	2,584,389	31,561,299
Small-Cap Index Portfolio ‘P’ *	3,997,174	83,999,458
Small-Cap Value Portfolio ‘P’ *	3,243,809	70,779,250
Value Advantage Portfolio ‘P’ *	19,059,889	296,626,860
Emerging Markets Portfolio ‘P’ *	29,075,761	493,043,960
International Large-Cap Portfolio ‘P’ *	53,988,187	491,342,767
International Small-Cap Portfolio ‘P’ *	14,458,652	178,565,982
International Value Portfolio ‘P’ *	39,174,759	480,506,120
Real Estate Portfolio ‘P’ *	2,048,689	47,904,056
Currency Strategies Portfolio ‘P’ *	31,268,986	364,959,657
Equity Long/Short Portfolio ‘P’ *	38,723,534	487,168,549
Global Absolute Return Portfolio ‘P’ *	32,217,155	353,823,001

Total Affiliated Mutual Funds (Cost $8,837,199,471)		9,806,827,314

TOTAL INVESTMENTS - 100.0% (Cost $8,837,199,471)		9,806,827,314

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,917,727)

NET ASSETS - 100.0%		$9,804,909,587

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Portfolio Optimization Moderate-Conservative Portfolio

Affiliated Fixed Income Funds	59.2%
Affiliated Equity Funds	40.8%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

Portfolio Optimization Moderate Portfolio

Affiliated Equity Funds	56.9%
Affiliated Fixed Income Funds	43.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7D in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portfolio Optimization Moderate - Conservative Portfolio
Assets	Affiliated Mutual Funds	$2,437,205,589	$2,437,205,589	$-	$-

Portfolio Optimization Moderate Portfolio
Assets	Affiliated Mutual Funds	$9,806,827,314	$9,806,827,314	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	5,691,450	$59,990,343
Diversified Bond Portfolio ‘P’ *	41,993,087	553,014,937
Floating Rate Income Portfolio ‘P’ *	7,497,254	88,296,550
Floating Rate Loan Portfolio ‘P’ *	8,649,479	79,858,001
High Yield Bond Portfolio ‘P’ *	19,707,482	167,798,587
Inflation Managed Portfolio ‘P’ *	7,334,284	85,911,473
Inflation Strategy Portfolio ‘P’ *	8,371,854	86,038,207
Managed Bond Portfolio ‘P’ *	20,994,526	293,984,455
Emerging Markets Debt Portfolio ‘P’ *	25,592,141	301,802,027
Comstock Portfolio ‘P’ *	11,671,627	184,989,792
Developing Growth Portfolio ‘P’ *	1,378,623	26,037,328
Dividend Growth Portfolio ‘P’ *	9,805,838	212,868,265
Equity Index Portfolio ‘P’ *	2,672,356	165,364,789
Growth Portfolio ‘P’ *	10,249,024	320,034,769
Large-Cap Growth Portfolio ‘P’ *	31,447,267	414,192,839
Large-Cap Value Portfolio ‘P’ *	18,717,965	411,878,454
Main Street Core Portfolio ‘P’ *	4,536,271	180,232,280
Mid-Cap Equity Portfolio ‘P’ *	8,171,124	191,808,522
Mid-Cap Growth Portfolio ‘P’ *	12,626,326	182,884,021
Mid-Cap Value Portfolio ‘P’ *	16,242,977	377,972,587
Small-Cap Equity Portfolio ‘P’ *	3,279,494	78,159,335
Small-Cap Growth Portfolio ‘P’ *	5,070,052	61,916,924
Small-Cap Index Portfolio ‘P’ *	5,958,787	125,222,187
Small-Cap Value Portfolio ‘P’ *	3,995,680	87,184,931
Value Advantage Portfolio ‘P’ *	21,099,407	328,367,637
Emerging Markets Portfolio ‘P’ *	34,596,784	586,665,142
International Large-Cap Portfolio ‘P’ *	68,783,372	625,992,719
International Small-Cap Portfolio ‘P’ *	18,545,610	229,040,382
International Value Portfolio ‘P’ *	50,033,952	613,701,798
Real Estate Portfolio ‘P’ *	3,469,393	81,124,099
Currency Strategies Portfolio ‘P’ *	26,399,665	308,126,803
Equity Long/Short Portfolio ‘P’ *	32,915,055	414,093,909
Global Absolute Return Portfolio ‘P’ *	27,183,877	298,545,323

Total Affiliated Mutual Funds (Cost $7,391,281,772)		8,223,099,415

TOTAL INVESTMENTS - 100.0% (Cost $7,391,281,772)		8,223,099,415

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,625,246)

NET ASSETS - 100.0%		$8,221,474,169

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio ‘P’ *	276,439	$2,913,787
Diversified Bond Portfolio ‘P’ *	1,799,902	23,703,251
Floating Rate Income Portfolio ‘P’ *	1,293,033	15,228,288
Floating Rate Loan Portfolio ‘P’ *	1,442,591	13,319,002
High Yield Bond Portfolio ‘P’ *	2,232,670	19,009,984
Inflation Managed Portfolio ‘P’ *	830,987	9,733,924
Inflation Strategy Portfolio ‘P’ *	948,710	9,749,972
Managed Bond Portfolio ‘P’ *	909,936	12,741,757
Emerging Markets Debt Portfolio ‘P’ *	4,143,092	48,858,493
Comstock Portfolio ‘P’ *	3,287,921	52,112,004
Developing Growth Portfolio ‘P’ *	274,864	5,191,209
Dividend Growth Portfolio ‘P’ *	2,615,833	56,785,343
Equity Index Portfolio ‘P’ *	712,992	44,119,763
Growth Portfolio ‘P’ *	2,550,596	79,644,600
Large-Cap Growth Portfolio ‘P’ *	7,826,140	103,078,310
Large-Cap Value Portfolio ‘P’ *	5,340,225	117,508,692
Main Street Core Portfolio ‘P’ *	1,217,087	48,356,531
Mid-Cap Equity Portfolio ‘P’ *	2,536,589	59,543,756
Mid-Cap Growth Portfolio ‘P’ *	4,273,702	61,901,758
Mid-Cap Value Portfolio ‘P’ *	4,940,248	114,959,119
Small-Cap Equity Portfolio ‘P’ *	897,720	21,395,132
Small-Cap Growth Portfolio ‘P’ *	1,090,126	13,312,930
Small-Cap Index Portfolio ‘P’ *	1,534,854	32,254,520
Small-Cap Value Portfolio ‘P’ *	1,113,386	24,293,860
Value Advantage Portfolio ‘P’ *	5,975,395	92,994,389
Emerging Markets Portfolio ‘P’ *	8,930,657	151,439,079
International Large-Cap Portfolio ‘P’ *	18,215,610	165,779,005
International Small-Cap Portfolio ‘P’ *	6,298,676	77,789,364
International Value Portfolio ‘P’ *	13,242,600	162,429,846
Real Estate Portfolio ‘P’ *	787,839	18,421,876
Currency Strategies Portfolio ‘P’ *	4,956,026	57,844,843
Equity Long/Short Portfolio ‘P’ *	6,223,181	78,291,872
Global Absolute Return Portfolio ‘P’ *	5,090,049	55,901,162

Total Affiliated Mutual Funds (Cost $1,648,249,430)		1,850,607,421

TOTAL INVESTMENTS - 100.0% (Cost $1,648,249,430)		1,850,607,421

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(391,680)

NET ASSETS - 100.0%		$1,850,215,741

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Portfolio Optimization Growth Portfolio

Affiliated Equity Funds	75.5%
Affiliated Fixed Income Funds	24.5%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

Portfolio Optimization Aggressive - Growth Portfolio

Affiliated Equity Funds	88.6%
Affiliated Fixed Income Funds	11.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	The Funds’ investments are affiliated mutual funds (See Note 7D in Notes to Financial Statements).

(c)	Fair Value Measurements

The following is a summary of the Funds’ investments as categorized under the three-tier hierarchy of inputs used in valuing the Funds’ assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Portfolio Optimization Growth Portfolio
Assets	Affiliated Mutual Funds	$8,223,099,415	$8,223,099,415	$-	$-

Portfolio Optimization Aggressive-Growth Portfolio
Assets	Affiliated Mutual Funds	$1,850,607,421	$1,850,607,421	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

PSF DFA BALANCED ALLOCATION PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
MUTUAL FUNDS - 100.0%

DFA Intermediate Government Fixed Income Portfolio ‘I’	1,660,658	$20,226,813
DFA Intermediate Term Extended Quality Portfolio ‘I’	3,274,554	33,465,937
DFA Large Cap International Portfolio ‘I’	1,116,074	22,310,329
DFA Short-Term Extended Quality Portfolio ‘I’	1,257,289	13,289,544
DFA US Core Equity 1 Portfolio ‘I’	1,609,510	33,075,425
DFA US Large Cap Growth Portfolio ‘I’	176,802	3,178,907
DFA US Large Company Portfolio ‘I’	1,308,776	25,272,462
DFA VA International Small Portfolio ‘I’	767,724	8,053,426
DFA VA US Targeted Value Portfolio ‘I’	206,705	3,154,313

Total Mutual Funds (Cost $170,946,160)		162,027,156

TOTAL INVESTMENTS - 100.0% (Cost $170,946,160)		162,027,156

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(56,441)

NET ASSETS - 100.0%		$161,970,715

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

Equity Funds	58.7%
Fixed Income Funds	41.3%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mutual Funds	$162,027,156	$162,027,156	$-	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-192 and B-193

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2018

Explanation of Symbols:
*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2018. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less, or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Y	Issuer filed bankruptcy and/or is in default as of December 31, 2018.
µ	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
#	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
◇	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Trust does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Trust’s Board of Trustees (the “Board”).
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for reverse repurchase agreements, delayed delivery securities, futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of December 31, 2018.
Ω	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the ‘Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
>>	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
±	Investments categorized as a significant unobservable input (Level 3) (See Note 3D in Notes to Financial Statements).

Counterparty and Exchange Abbreviations:
ANZ	Australia and New Zealand Banking Group
BMO	BMO Capital Markets
BNP	BNP Paribas
BOA	Bank of America

BRC	Barclays
CIB	Canadian Imperial Bank of Commerce
CIT	Citigroup
CME	Chicago Mercantile Exchange
CSF	Credit Suisse
DSA	Daiwa Securities Corp
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
ING	ING Groep NV
JPM	JPMorgan Chase
LCH	London Clearing House
MER	Merrill Lynch
MSC	Morgan Stanley
MUF	Mitsubishi UFJ
RBC	Royal Bank of Canada
RBS	Royal Bank of Scotland
SCB	Standard Chartered Bank
SGN	Societe Generale
SSB	State Street Bank
UBS	UBS

Reference Rate Abbreviations:
ARS Deposit	Argentina Deposit Rate
ARS Reference	Argentina Reference Rate
Auction	Auction Rate
AUD Bank Bill	Australian Dollar Bank Bill Rate
EUR LIBOR	Euro London Interbank Offered Rate
GBP LIBOR	British Pound London Interbank Offered Rate
USD LIBOR	United States Dollar London Interbank Offered Rate
US FED	United States Federal Reserve Bank Rate
US Prime	United State Prime Rate
UST	United State Treasury Rate

Payment Frequency Abbreviations:
A	Annual
L	Lunar
M	Monthly
Q	Quarterly
S	Semiannual
Z	At Maturity

Currency Abbreviations:
AED	United Arab Emirates Dirham
ARS	Argentine Peso
AUD	Australian Dollar
BHD	Bahraini Dinar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
GEL	Georgia Lari
GHS	Ghana Cedi
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
ISK	Iceland Krona

See Notes to Financial Statements

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms (Continued)

December 31, 2018

JPY	Japanese Yen
KRW	Korean Won
KZT	Kazakhstan Tenge
LKR	Sri Lanka Rupee
MAD	Moroccan Dirham
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
OMR	Omani Rial
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Riyal
RON	Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UGX	Uganda Shilling
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
‘NY’	New York Shares
PIK	Payment In Kind
PO	Principal Only
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

The credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio
ASSETS
Investments, at value (excluding derivatives)	$312,182,846	$3,179,827,487	$441,830,242	$496,912,148	$986,113,597	$1,088,838,106
Outstanding purchased options, at value	-	3,318,408	-	-	-	3,844
Repurchase agreements, at value	4,335,203	50,375,866	29,550,856	5,447,618	41,441,299	32,044,450
Cash	-	54,860,693	1,829,001	4,013,438	27,478	-
Cash (segregated for derivative investments)	-	1,190,000	-	-	-	5,210,000
Foreign currency held, at value	-	28,182,979	-	-	-	3,589,580
Receivables:
Dividends and interest	2,505,750	23,985,753	1,745,126	1,808,965	16,521,383	4,342,352
Fund shares sold	5,411	38,802	2,220	9,811	-	171
Securities sold	4,139,582	38,523,463	18,370,030	8,053,257	5,000	227,157,722
Variation margin on futures contracts	-	4,847,489	-	-	-	-
Variation margin on swap agreements	-	-	-	-	-	117,278
Swap agreements appreciation	-	3,066,629	-	-	-	54,105
Swap premiums paid	-	150,546	-	-	-	-
Forward foreign currency contracts appreciation	-	9,361,495	-	-	-	2,141,067
Prepaid expenses and other assets	556	5,417	806	907	1,862	1,142
Total Assets	323,169,348	3,397,735,027	493,328,281	516,246,144	1,044,110,619	1,363,499,817
LIABILITIES
Payables:
Fund shares redeemed	341,551	5,872,440	208,110	297,837	585,951	1,087,492
Securities purchased	7,062,486	228,546,323	35,551,072	4,532,772	1,700,000	245,720,565
Securities sold short, at value	-	-	-	-	-	14,735,967
Sale-buyback financing transactions	-	-	-	-	-	431,497,135
Due to custodian	-	-	-	-	-	5,776,057
Due to broker	-	-	-	-	-	2,990,000
Variation margin on futures contracts	-	-	-	-	-	352,069
Variation margin on swap agreements	-	16,553,657	-	-	-	-
Accrued advisory fees	135,566	1,068,011	257,157	287,213	363,505	226,397
Accrued service fees	1,162	20,606	4,946	10,097	14,950	16,333
Accrued support service expenses	4,991	48,913	7,320	8,191	16,880	10,424
Accrued custodian, and portfolio accounting and tax fees	58,919	408,520	132,993	219,136	96,155	109,864
Accrued shareholder report expenses	8,904	86,775	13,139	14,883	27,539	17,778
Accrued trustees’ fees and expenses and deferred compensation	5,087	76,606	7,933	14,419	27,094	27,050
Accrued other	9,886	76,553	59,451	61,377	27,905	18,450
Outstanding options written, at value	-	3,623,069	-	-	-	227,956
Swap agreements depreciation	-	-	-	-	-	172,641
Swap premiums received	-	-	-	-	-	52,061
Forward foreign currency contracts depreciation	-	8,866,397	-	-	-	751,667
Unfunded loan commitment depreciation	-	-	17,344	109,476	-	-
Other liabilities	-	-	-	-	-	327
Total Liabilities	7,628,552	265,247,870	36,259,465	5,555,401	2,859,979	703,790,233
NET ASSETS	$315,540,796	$3,132,487,157	$457,068,816	$510,690,743	$1,041,250,640	$659,709,584
NET ASSETS CONSIST OF:
Paid-in capital	$296,245,349	$2,453,997,788	$398,096,486	$651,271,424	$869,964,319	$724,963,404
Undistributed/accumulated earnings (deficit)	19,295,447	678,489,369	58,972,330	(140,580,681)	171,286,321	(65,253,820)
NET ASSETS	$315,540,796	$3,132,487,157	$457,068,816	$510,690,743	$1,041,250,640	$659,709,584
Class I Shares:
Net Assets	$21,244,161	$378,732,851	$90,147,258	$183,937,335	$269,669,642	$297,483,023
Shares outstanding, $.001 par value (unlimited shares authorized)	2,030,179	38,790,721	7,740,955	26,392,724	34,647,877	28,819,477
Net Asset Value Per Share	$10.46	$9.76	$11.65	$6.97	$7.78	$10.32
Class P Shares:
Net Assets	$294,296,635	$2,753,754,306	$366,921,558	$326,753,408	$771,580,998	$362,226,561
Shares outstanding, $.001 par value (unlimited shares authorized)	27,919,527	209,102,914	31,155,228	35,390,712	90,620,280	30,927,766
Net Asset Value Per Share	$10.54	$13.17	$11.78	$9.23	$8.51	$11.71

Investments, at cost (excluding derivatives)	$322,446,592	$3,267,412,531	$462,552,390	$522,267,365	$1,054,408,888	$1,123,355,615
Outstanding purchased options, at cost	-	3,279,622	-	-	-	6,277
Repurchase agreements, at cost	4,335,203	50,375,866	29,550,856	5,447,618	41,441,299	32,044,450
Foreign currency held, at cost	-	27,883,582	-	-	-	3,897,760
Proceeds from securities sold short	-	-	-	-	-	14,398,918
Premiums received from outstanding options written	-	2,078,730	-	-	-	1,533,260

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2018

	Inflation Strategy Portfolio	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Comstock Portfolio	Developing Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$679,114,466	$4,108,348,340	$996,567,831	$1,012,326,900	$632,317,519	$170,688,008
Outstanding purchased options, at value	2,831,650	557,665	-	-	-	-
Repurchase agreements, at value	2,158,644	54,449,965	997,369	28,720,533	40,996,897	5,714,608
Cash	-	836,234	914,754	2,786,261	4,272	-
Cash (segregated for derivative investments)	1,478,347	6,338,000	-	6,050,000	-	-
Foreign currency held, at value	-	8,096,172	16,762	3,103,433	195,229	-
Receivables:
Dividends and interest	1,244,153	17,610,448	6,053,488	18,322,514	2,222,046	17,011
Fund shares sold	370	152,796	549,335	5,104	478,120	409,986
Securities sold	-	1,239,417,371	-	110,000	-	-
Swap agreements	31,996	-	-	-	-	-
Variation margin on swap agreements	-	807,483	-	179,285	-	-
Swap agreements appreciation	-	1,074,374	-	-	-	-
Swap premiums paid	-	-	-	7,925,558	-	-
Forward foreign currency contracts appreciation	-	11,753,389	441	10,588,584	197,579	-
Prepaid expenses and other assets	653	3,950	1,779	1,736	1,329	365
Total Assets	686,860,279	5,449,446,187	1,005,101,759	1,090,119,908	676,412,991	176,829,978
LIABILITIES
Payables:
Fund shares redeemed	504,279	3,448,519	1,284,572	1,585,176	8	32
Securities purchased	-	2,617,619,283	-	1,254,804	-	-
Reverse repurchase agreements	295,928,318	4,555,000	-	-	-	-
Sale-buyback financing transactions	-	476,012,702	-	-	-	-
Due to custodian	18,554	-	-	-	-	-
Due to broker	3,792,668	29,650,989	-	5,260,000	-	-
Swap agreements	-	164,755	-	-	-	-
Variation margin on futures contracts	22,117	497,428	533,042	-	-	-
Variation margin on swap agreements	16,117	-	-	-	-	-
Accrued advisory fees	124,110	784,576	340,885	702,577	415,205	93,096
Accrued service fees	1,201	46,005	26,522	2,469	12,396	6,776
Accrued support service expenses	6,097	35,986	15,556	16,962	11,398	3,028
Accrued custodian, and portfolio accounting and tax fees	54,922	297,804	93,131	153,343	55,659	23,315
Accrued shareholder report expenses	9,177	63,196	32,603	24,221	21,375	5,530
Accrued trustees’ fees and expenses and deferred compensation	7,262	87,670	37,976	15,251	26,665	9,359
Accrued foreign capital gains tax	-	-	-	83,146	-	-
Accrued dividends and interest	1,221,007	81,099	-	-	-	-
Accrued other	10,860	58,062	30,071	24,358	23,698	9,425
Outstanding options written, at value	-	564,866	-	-	-	-
Swap agreements depreciation	680,264	-	-	1,554,039	-	-
Swap premiums received	-	1,366,276	-	-	-	-
Forward foreign currency contracts depreciation	-	16,793,427	3,583	4,763,594	316,933	-
Total Liabilities	302,396,953	3,152,127,643	2,397,941	15,439,940	883,337	150,561
NET ASSETS	$384,463,326	$2,297,318,544	$1,002,703,818	$1,074,679,968	$675,529,654	$176,679,417
NET ASSETS CONSIST OF:
Paid-in capital	$385,167,411	$1,790,685,020	$983,696,771	$1,075,388,375	$35,039,934	$172,715,037
Undistributed/accumulated earnings (deficit)	(704,085)	506,633,524	19,007,047	(708,407)	640,489,720	3,964,380
NET ASSETS	$384,463,326	$2,297,318,544	$1,002,703,818	$1,074,679,968	$675,529,654	$176,679,417
Class I Shares:
Net Assets	$21,871,228	$840,707,917	$483,827,171	$45,109,793	$232,351,551	$130,454,096
Shares outstanding, $.001 par value (unlimited shares authorized)	2,179,166	66,190,161	48,639,951	3,874,536	16,765,941	8,141,488
Net Asset Value Per Share	$10.04	$12.70	$9.95	$11.64	$13.86	$16.02
Class P Shares:
Net Assets	$362,592,098	$1,456,610,627	$518,876,647	$1,029,570,175	$443,178,103	$46,225,321
Shares outstanding, $.001 par value (unlimited shares authorized)	35,281,810	104,018,378	50,180,995	87,282,523	27,961,595	2,447,535
Net Asset Value Per Share	$10.28	$14.00	$10.34	$11.80	$15.85	$18.89

Investments, at cost (excluding derivatives)	$689,381,901	$4,119,047,528	$1,005,277,263	$1,081,341,039	$596,248,477	$164,771,446
Outstanding purchased options, at cost	2,642,938	629,610	-	-	-	-
Repurchase agreements, at cost	2,158,644	54,449,965	997,369	28,720,533	40,996,897	5,714,608
Foreign currency held, at cost	-	8,189,208	16,675	3,058,866	193,690	-
Premiums received from outstanding options written	-	1,299,824	-	-	-	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2018

	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio
ASSETS
Investments, at value (excluding derivatives)	$828,751,480	$2,436,040,587	$180,522,658	$1,298,852,613	$1,210,118,492	$1,280,083,232
Repurchase agreements, at value	41,236,834	29,138,392	-	7,193,607	32,271,025	32,865,655
Cash	18,398	53,962	53,652	452	725,177	-
Cash (segregated for derivative investments)	-	1,654,400	-	-	-	-
Foreign currency held, at value	56,098	-	-	-	95	879
Receivables:
Dividends and interest	2,454,515	3,585,192	102,819	1,233,837	279,897	3,223,890
Fund shares sold	15,927	885,779	131,488	206,695	548,680	130,467
Securities sold	5,262,668	735,987	-	-	-	-
Variation margin on futures contracts	-	254,598	-	-	-	-
Prepaid expenses and other assets	1,598	4,540	6,201	2,452	2,317	2,560
Total Assets	877,797,518	2,472,353,437	180,816,818	1,307,489,656	1,243,945,683	1,316,306,683
LIABILITIES
Payables:
Fund shares redeemed	59,315	1,676,459	13,904	252,555	1,201,989	185,519
Securities purchased	974,147	1,646,647	499,800	-	6,997,912	-
Accrued advisory fees	507,736	107,642	114,960	622,479	710,472	699,881
Accrued service fees	19,947	110,564	9,506	28,625	12,767	17,271
Accrued support service expenses	14,594	41,137	3,030	21,599	20,548	22,253
Accrued custodian, and portfolio accounting and tax fees	61,057	153,465	22,918	89,881	83,832	86,437
Accrued shareholder report expenses	24,010	71,099	4,970	36,257	33,112	41,856
Accrued trustees’ fees and expenses and deferred compensation	21,403	65,311	3,622	36,662	30,553	51,825
Accrued other	27,817	71,397	4,744	39,527	36,399	42,506
Total Liabilities	1,710,026	3,943,721	677,454	1,127,585	9,127,584	1,147,548
NET ASSETS	$876,087,492	$2,468,409,716	$180,139,364	$1,306,362,071	$1,234,818,099	$1,315,159,135
NET ASSETS CONSIST OF:
Paid-in capital	$619,486,179	$678,799,487	$276,293,018	$952,862,509	$374,485,552	($85,319,154)
Undistributed/accumulated earnings (deficit)	256,601,313	1,789,610,229	(96,153,654)	353,499,562	860,332,547	1,400,478,289
NET ASSETS	$876,087,492	$2,468,409,716	$180,139,364	$1,306,362,071	$1,234,818,099	$1,315,159,135
Class I Shares:
Net Assets	$373,346,465	$2,077,179,554	$180,115,288	$541,762,858	$241,245,728	$322,823,135
Shares outstanding, $.001 par value (unlimited shares authorized)	18,870,720	34,668,136	6,411,292	18,722,591	21,561,837	16,097,652
Net Asset Value Per Share	$19.78	$59.92	$28.09	$28.94	$11.19	$20.05
Class P Shares:
Net Assets	$502,741,027	$391,230,162	$24,076	$764,599,213	$993,572,371	$992,336,000
Shares outstanding, $.001 par value (unlimited shares authorized)	23,158,904	6,322,442	843	24,486,076	75,435,792	45,097,067
Net Asset Value Per Share	$21.71	$61.88	$28.56	$31.23	$13.17	$22.00

Investments, at cost	$689,289,894	$1,869,798,238	$150,464,605	$1,027,273,459	$1,120,055,891	$1,034,687,257
Repurchase agreements, at cost	41,236,834	29,138,392	-	7,193,607	32,271,025	32,865,655
Foreign currency held, at cost	55,545	-	-	-	95	883

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2018

	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio
ASSETS
Investments, at value (excluding derivatives)	$944,730,898	$781,184,892	$740,089,841	$1,042,103,098	$235,277,420
Repurchase agreements, at value	23,217,878	39,955,832	9,539,540	28,170,651	2,434,565
Cash	2,553	-	-	-	15,562
Cash (segregated for derivative investments)	-	-	-	-	89,800
Foreign currency held, at value	1,319	1,465	-	-	9,474
Receivables:
Dividends and interest	2,878,284	1,047,461	920,460	2,658,089	610,626
Fund shares sold	79,703	237,038	220,349	103,287	31,729
Securities sold	-	-	-	-	56,039
Variation margin on futures contracts	-	-	-	-	10,812
Due from adviser	43	-	-	-	-
Prepaid expenses and other assets	1,858	1,538	1,415	2,136	75
Total Assets	970,912,536	822,428,226	750,771,605	1,073,037,261	238,536,102
LIABILITIES
Payables:
Fund shares redeemed	18,132	1,994	12,178	14,056	-
Securities purchased	10,232,208	21,174,323	-	4,470,976	147,606
Accrued advisory fees	372,675	454,245	440,864	650,856	136,148
Accrued service fees	28,405	17,086	14,781	5,015	3,748
Accrued support service expenses	16,180	13,322	12,573	18,017	4,043
Accrued custodian, and portfolio accounting and tax fees	68,747	58,877	55,951	75,588	66,302
Accrued shareholder report expenses	29,233	23,047	19,540	35,202	8,587
Accrued trustees’ fees and expenses and deferred compensation	58,183	26,107	16,289	23,771	11,761
Accrued dividends and interest	3,203	-	-	-	-
Accrued other (1)	228,505	26,062	22,420	35,442	12,042
Total Liabilities	11,055,471	21,795,063	594,596	5,328,923	390,237
NET ASSETS	$959,857,065	$800,633,163	$750,177,009	$1,067,708,338	$238,145,865
NET ASSETS CONSIST OF:
Paid-in capital	$609,385,131	$2,052,591,343	$284,634,620	$154,197,173	($150,630,730)
Undistributed/accumulated earnings (deficit)	350,471,934	(1,251,958,180)	465,542,389	913,511,165	388,776,595
NET ASSETS	$959,857,065	$800,633,163	$750,177,009	$1,067,708,338	$238,145,865
Class I Shares:
Net Assets	$533,368,497	$319,748,671	$280,053,103	$94,015,466	$70,228,737
Shares outstanding, $.001 par value (unlimited shares authorized)	14,939,792	16,778,771	21,190,829	5,973,718	3,841,877
Net Asset Value Per Share	$35.70	$19.06	$13.22	$15.74	$18.28
Class P Shares:
Net Assets	$426,488,568	$480,884,492	$470,123,906	$973,692,872	$167,917,128
Shares outstanding, $.001 par value (unlimited shares authorized)	10,734,039	20,483,847	32,457,387	41,843,338	7,045,631
Net Asset Value Per Share	$39.73	$23.48	$14.48	$23.27	$23.83

Investments, at cost (excluding derivatives)	$954,363,072	$825,062,919	$717,287,716	$1,120,317,179	$257,258,645
Repurchase agreements, at cost	23,217,878	39,955,832	9,539,540	28,170,651	2,434,565
Foreign currency held, at cost	1,284	1,505	-	-	9,500

(1)	Includes accrued reorganization expenses of $186,167 in the Main Street Core Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2018

	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio
ASSETS
Investments, at value (excluding derivatives)	$109,951,656	$690,141,284	$359,126,353	$808,095,465	$1,638,480,308	$1,884,483,851
Repurchase agreements, at value	2,342,752	7,265,104	6,440,671	16,036,678	64,550,083	16,909,730
Cash	-	7,670	-	-	-	1,203
Cash (segregated for derivative investments)	-	459,600	-	-	-	-
Foreign currency held, at value	-	1,465	-	-	565,348	175
Receivables:
Dividends and interest	30,486	1,331,786	495,245	1,123,535	1,672,654	7,975,783
Fund shares sold	1,897	602,258	247,262	74,344	55,109	333,407
Securities sold	-	543,270	-	-	2,760,196	108,183
Variation margin on futures contracts	-	52,959	-	-	-	-
Prepaid expenses and other assets	231	1,440	113	1,623	2,970	3,419
Total Assets	112,327,022	700,406,836	366,309,644	825,331,645	1,708,086,668	1,909,815,751
LIABILITIES
Payables:
Fund shares redeemed	-	506,730	1	9	651,995	643,476
Securities purchased	-	337,193	1,035,683	-	1,902,263	-
Due to custodian	-	-	3,937	-	-	-
Accrued advisory fees	82,353	187,473	242,363	477,330	1,162,932	1,248,857
Accrued service fees	-	23,904	9,533	1,841	20,686	26,596
Accrued support service expenses	1,898	12,175	6,274	13,907	27,059	30,450
Accrued custodian, and portfolio accounting and tax fees	20,089	75,933	34,608	59,545	424,311	207,713
Accrued shareholder report expenses	3,688	21,734	12,689	26,470	48,580	51,126
Accrued trustees’ fees and expenses and deferred compensation	1,663	23,966	12,829	17,653	42,292	48,421
Accrued foreign capital gains tax	-	-	-	-	1,839,764	-
Accrued other	6,345	28,029	15,390	27,645	49,916	52,376
Other liabilities	-	-	-	-	5,467	-
Total Liabilities	116,036	1,217,137	1,373,307	624,400	6,175,265	2,309,015
NET ASSETS	$112,210,986	$699,189,699	$364,936,337	$824,707,245	$1,701,911,403	$1,907,506,736
NET ASSETS CONSIST OF:
Paid-in capital	$68,718,141	$439,835,989	$113,845,918	$367,349,449	$1,241,059,791	$1,373,071,507
Undistributed/accumulated earnings (deficit)	43,492,845	259,353,710	251,090,419	457,357,796	460,851,612	534,435,229
NET ASSETS	$112,210,986	$699,189,699	$364,936,337	$824,707,245	$1,701,911,403	$1,907,506,736
Class I Shares:
Net Assets	$-	$450,257,303	$178,406,044	$34,468,077	$383,055,579	$493,737,195
Shares outstanding, $.001 par value (unlimited shares authorized)	-	21,708,877	9,952,908	2,239,989	23,388,872	58,317,261
Net Asset Value Per Share	$-	$20.74	$17.93	$15.39	$16.38	$8.47
Class P Shares:
Net Assets	$112,210,986	$248,932,396	$186,530,293	$790,239,168	$1,318,855,824	$1,413,769,541
Shares outstanding, $.001 par value (unlimited shares authorized)	9,188,368	11,845,609	8,548,744	50,777,164	77,775,525	155,343,392
Net Asset Value Per Share	$12.21	$21.01	$21.82	$15.56	$16.96	$9.10

Investments, at cost (excluding derivatives)	$112,165,404	$681,336,855	$400,846,243	$770,030,393	$1,500,225,974	$1,901,894,468
Repurchase agreements, at cost	2,342,752	7,265,104	6,440,671	16,036,678	64,550,083	16,909,730
Foreign currency held, at cost	-	1,475	-	-	564,103	150

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2018

	International Small-Cap Portfolio	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	Currency Strategies Portfolio
ASSETS
Investments, at value (excluding derivatives)	$574,311,938	$1,604,678,762	$365,773,100	$378,038,101	$142,371,433	$514,288,981
Repurchase agreements, at value	10,024,673	32,522,246	9,469,765	1,446,141	3,157,024	316,665,135
Foreign currency held, at value	2,839,147	2,687,905	176	-	2	209,728
Receivables:
Dividends and interest	2,525,715	8,086,638	613,202	1,671,906	32,425	3,969,888
Fund shares sold	94,960	94,083	65,053	66,119	85,570	120
Securities sold	-	3,595,400	-	231,760	-	-
Forward foreign currency contracts appreciation	-	-	45,744	-	-	41,282,820
Prepaid expenses and other assets	6,424	14,358	7,521	708	7,332	184
Total Assets	589,802,857	1,651,679,392	375,974,561	381,454,735	145,653,786	876,416,856
LIABILITIES
Payables:
Fund shares redeemed	9	437	120,180	386,872	221	1,876,257
Securities purchased	961,865	8,620,725	788,189	65,975	-	-
Due to custodian	-	-	-	-	-	4,084
Due to broker	-	-	-	-	-	4,471,000
Accrued advisory fees	429,535	920,906	301,565	255,081	113,304	467,871
Accrued service fees	4,317	13,870	19,791	12,650	7,673	288
Accrued support service expenses	9,520	26,580	6,530	6,497	2,396	14,431
Accrued custodian, and portfolio accounting and tax fees	140,206	254,089	33,000	32,308	23,241	201,577
Accrued shareholder report expenses	19,315	44,163	10,139	11,188	3,992	19,309
Accrued trustees’ fees and expenses and deferred compensation	22,968	38,264	8,465	17,196	3,055	20,511
Accrued other	21,541	46,240	9,891	15,283	3,781	26,519
Forward foreign currency contracts depreciation	-	-	-	-	-	9,889,005
Total Liabilities	1,609,276	9,965,274	1,297,750	803,050	157,663	16,990,852
NET ASSETS	$588,193,581	$1,641,714,118	$374,676,811	$380,651,685	$145,496,123	$859,426,004
NET ASSETS CONSIST OF:
Paid-in capital	$193,573,201	$2,870,913,986	$78,306,343	$415,178,220	$134,985,239	$671,285,118
Undistributed/accumulated earnings (deficit)	394,620,380	(1,229,199,868)	296,370,468	(34,526,535)	10,510,884	188,140,886
NET ASSETS	$588,193,581	$1,641,714,118	$374,676,811	$380,651,685	$145,496,123	$859,426,004
Class I Shares:
Net Assets	$80,592,935	$256,737,938	$374,644,161	$232,919,918	$145,479,307	$5,317,308
Shares outstanding, $.001 par value (unlimited shares authorized)	8,995,059	23,449,808	9,717,271	10,391,304	20,112,535	461,286
Net Asset Value Per Share	$8.96	$10.95	$38.55	$22.41	$7.23	$11.53
Class P Shares:
Net Assets	$507,600,646	$1,384,976,180	$32,650	$147,731,767	$16,816	$854,108,696
Shares outstanding, $.001 par value (unlimited shares authorized)	41,100,892	112,914,855	773	6,317,970	1,837	73,176,998
Net Asset Value Per Share	$12.35	$12.27	$42.24	$23.38	$9.15	$11.67

Investments, at cost (excluding derivatives)	$606,828,939	$1,841,051,705	$304,273,655	$386,998,243	$119,258,764	$525,707,083
Repurchase agreements, at cost	10,024,673	32,522,246	9,469,765	1,446,141	3,157,024	316,665,135
Foreign currency held, at cost	2,821,767	2,682,481	176	-	2	212,997

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2018

	Diversified Alternatives Portfolio	Equity Long/Short Portfolio	Global Absolute Return Portfolio	Pacific Dynamix - Conservative Growth Portfolio	Pacific Dynamix - Moderate Growth Portfolio	Pacific Dynamix - Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$-	$859,702,825	$677,555,753	$-	$-	$-
Investments in affiliates, at value	4,872,061	-	-	516,643,262	2,251,501,921	717,281,941
Outstanding purchased options, at value	-	-	7,550,538	-	-	-
Repurchase agreements, at value	-	174,787,226	104,695,726	-	-	-
Cash	-	21,369,641	36,773,090	-	-	-
Cash (segregated for derivative investments)	-	126,534,000	-	-	-	-
Foreign currency held, at value	-	13,403,686	33,374,436	-	-	-
Receivables:
Dividends and interest	-	67,325	15,325,633	-	-	-
Fund shares sold	4,870	9,580	6,046	2,677	147,527	346,337
Securities sold	-	-	8,155,996	845,129	-	-
Variation margin on futures contracts	-	-	251,687	-	-	-
Due from adviser	13,208	-	-	25,093	101,067	43,709
Swap agreements appreciation	-	42,356,708	6,333,981	-	-	-
Swap premiums paid	-	-	12,095,437	-	-	-
Forward foreign currency contracts appreciation	-	2,082,951	30,764,426	-	-	-
Prepaid expenses and other assets	-	2,008	1,504	127	578	187
Total Assets	4,890,139	1,240,315,950	932,884,253	517,516,288	2,251,751,093	717,672,174
LIABILITIES
Payables:
Fund shares redeemed	22	117,536	901,501	828,270	4,089	890
Securities purchased	4,664	-	-	-	58,782	318,658
Swap agreements	-	-	444,201	-	-	-
Due to broker	-	25,100,000	2,788,999	-	-	-
Variation margin on futures contracts	-	25,159,264	-	-	-	-
Variation margin on swap agreements	-	-	7,270,749	-	-	-
Accrued advisory fees	824	986,402	589,346	88,278	386,723	124,151
Accrued service fees	263	1,121	1,762	28,010	121,481	38,502
Accrued support service expenses	75	18,133	13,598	8,164	36,052	11,714
Accrued custodian, and portfolio accounting and tax fees	20,081	206,132	543,236	19,511	19,475	19,431
Accrued shareholder report expenses	119	30,929	24,134	13,715	60,839	19,733
Accrued trustees’ fees and expenses and deferred compensation	54	16,759	19,162	8,551	35,162	11,399
Accrued foreign capital gains tax	-	-	138,193	-	-	-
Accrued other (1)	6,396	27,584	24,664	17,810	55,981	22,311
Swap agreements depreciation	-	19,671,058	10,232,563	-	-	-
Swap premiums received	-	-	7,925,585	-	-	-
Forward foreign currency contracts depreciation	-	1,237,066	41,065,132	-	-	-
Other liabilities	-	-	23,094	-	-	-
Total Liabilities	32,498	72,571,984	72,005,919	1,012,309	778,584	566,789
NET ASSETS	$4,857,641	$1,167,743,966	$860,878,334	$516,503,979	$2,250,972,509	$717,105,385
NET ASSETS CONSIST OF:
Paid-in capital	$4,811,280	$891,277,243	$726,059,074	$406,870,996	$1,749,439,918	$512,157,178
Undistributed/accumulated earnings (deficit)	46,361	276,466,723	134,819,260	109,632,983	501,532,591	204,948,207
NET ASSETS	$4,857,641	$1,167,743,966	$860,878,334	$516,503,979	$2,250,972,509	$717,105,385
Class I Shares:
Net Assets	$4,857,641	$20,777,765	$32,185,048	$516,503,979	$2,250,972,509	$717,105,385
Shares outstanding, $.001 par value (unlimited shares authorized)	457,968	1,663,491	2,967,045	34,338,148	121,700,054	35,387,990
Net Asset Value Per Share	$10.61	$12.49	$10.85	$15.04	$18.50	$20.26
Class P Shares:
Net Assets	$-	$1,146,966,201	$828,693,286
Shares outstanding, $.001 par value (unlimited shares authorized)	-	91,161,336	75,455,766
Net Asset Value Per Share	$-	$12.58	$10.98

Investments, at cost (excluding derivatives)	$-	$859,754,377	$709,772,218	$-	$-	$-
Investments in affiliates, at cost	5,064,035	-	-	459,444,979	1,892,596,490	606,601,701
Outstanding purchased options, at cost	-	-	8,498,967	-	-	-
Repurchase agreements, at cost	-	174,787,226	104,695,726	-	-	-
Foreign currency held, at cost	-	13,408,316	34,004,243	-	-	-

(1)	Includes accrued transfer agency fees of $6,298 in the Diversified Alternatives Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2018

	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PSF DFA Balanced Allocation Portfolio
ASSETS
Investments, at value	$-	$-	$-	$-	$-	$162,027,156
Investments in affiliated mutual funds, at value	1,513,685,406	2,437,205,589	9,806,827,314	8,223,099,415	1,850,607,421	-
Receivables:
Fund shares sold	9,946	3,500	2,654	235	399,964	202,402
Securities sold	1,724,199	1,745,291	6,932,100	5,210,223	-	-
Prepaid expenses and other assets	389	641	2,633	2,252	511	4,903
Total Assets	1,515,419,940	2,438,955,021	9,813,764,701	8,228,312,125	1,851,007,896	162,234,461
LIABILITIES
Payables:
Fund shares redeemed	1,676,526	1,656,405	6,564,753	4,901,795	256,010	3,876
Securities purchased	-	-	-	-	74,808	190,950
Accrued advisory fees	128,087	209,249	844,967	711,182	160,455	27,491
Accrued distribution fees	-	-	-	-	-	2,177
Accrued service fees	82,456	132,313	530,536	443,137	99,365	8,706
Accrued support service expenses	23,449	38,857	158,001	133,894	30,373	2,551
Accrued custodian, and portfolio accounting and tax fees	24,306	26,554	28,186	27,923	26,875	20,222
Accrued shareholder report expenses	42,135	69,608	283,651	242,111	54,777	3,424
Accrued trustees’ fees and expenses and deferred compensation	34,464	56,034	211,971	178,362	39,263	1,414
Accrued other	40,093	62,253	233,049	199,552	50,229	2,935
Total Liabilities	2,051,516	2,251,273	8,855,114	6,837,956	792,155	263,746
NET ASSETS	$1,513,368,424	$2,436,703,748	$9,804,909,587	$8,221,474,169	$1,850,215,741	$161,970,715
NET ASSETS CONSIST OF:
Paid-in capital	$871,424,196	$1,185,227,960	$4,411,562,274	$2,912,269,367	$639,365,544	$163,359,365
Undistributed/accumulated earnings (deficit)	641,944,228	1,251,475,788	5,393,347,313	5,309,204,802	1,210,850,197	(1,388,650)
NET ASSETS	$1,513,368,424	$2,436,703,748	$9,804,909,587	$8,221,474,169	$1,850,215,741	$161,970,715
Class D Shares:
Net Assets						$161,970,715
Shares outstanding, $.001 par value (unlimited shares authorized)						14,455,333
Net Asset Value Per Share						$11.20
Class I Shares:
Net Assets	$1,513,368,424	$2,436,703,748	$9,804,909,587	$8,221,474,169	$1,850,215,741
Shares outstanding, $.001 par value (unlimited shares authorized)	122,234,478	184,586,795	706,055,725	564,074,409	124,676,686
Net Asset Value Per Share	$12.38	$13.20	$13.89	$14.58	$14.84

Investments, at cost	$-	$-	$-	$-	$-	$170,946,160
Investments in affiliated mutual funds, at cost	1,429,892,674	2,231,762,190	8,837,199,471	7,391,281,772	1,648,249,430	-

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	Floating Rate Loan Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$32,692	$393,074	$33,600	$27,925	$1,059,327	$-
Interest, net of foreign taxes withheld	13,497,021	138,064,420	29,079,219	30,607,253	63,598,625	31,992,566
Other	31,180	1,103	532,405	58,669	103,021	-
Total Investment Income	13,560,893	138,458,597	29,645,224	30,693,847	64,760,973	31,992,566

EXPENSES
Advisory fees	1,769,374	13,798,670	3,390,044	4,428,544	4,388,337	2,830,146
Service fees - Class I	39,996	759,593	155,185	359,339	618,891	636,048
Support services expenses	20,429	199,188	30,183	34,176	63,146	40,889
Custodian fees and expenses	9,673	304,373	28,926	32,526	15,300	114,145
Portfolio accounting and tax fees	107,098	521,270	271,583	436,011	161,801	121,568
Shareholder report expenses	12,465	121,990	18,298	21,025	36,440	24,676
Legal and audit fees	10,970	106,953	15,921	18,109	34,865	22,220
Trustees’ fees and expenses	5,674	64,709	8,049	10,699	20,659	13,552
Interest expense	1,234	342,699	609	-	65	6,440,916
Other	9,532	84,981	60,895	65,184	29,229	19,717
Total Expenses	1,986,445	16,304,426	3,979,693	5,405,613	5,368,733	10,263,877
Advisory Fee Waiver (1)	-	-	-	(590,473)	-	-
Net Expenses	1,986,445	16,304,426	3,979,693	4,815,140	5,368,733	10,263,877
NET INVESTMENT INCOME (LOSS)	11,574,448	122,154,171	25,665,531	25,878,707	59,392,240	21,728,689

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(3,957,047)	(21,613,744)	(744,815)	3,010,703	5,622,412	(13,003,217)
Foreign currency transactions	-	(4,592,092)	-	-	-	23,436
Forward foreign currency contract transactions	-	6,123,683	-	-	-	4,555,994
Futures contract transactions	-	(63,092,985)	-	-	-	2,036,948
Purchased option transactions	-	(7,856,055)	-	-	-	(258,284)
Swap transactions	-	15,527,340	-	-	-	2,902,971
Written option transactions	-	16,430,369	-	-	-	866,945
Net Realized Gain (Loss)	(3,957,047)	(59,073,484)	(744,815)	3,010,703	5,622,412	(2,875,207)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(14,477,313)	(130,167,507)	(21,863,641)	(24,029,472)	(94,118,819)	(33,407,806)
Foreign currencies	-	1,178,354	-	-	-	(313,354)
Forward foreign currency contracts	-	245,836	-	-	-	4,230,983
Futures contracts	-	26,045,598	-	-	-	(3,466,125)
Purchased options	-	(620,231)	-	-	-	325,242
Short positions	-	-	-	-	-	(278,871)
Swaps	-	(10,491,925)	-	-	-	(256,847)
Unfunded loan commitments	-	-	(17,344)	(109,170)	-	-
Written options	-	(1,854,529)	-	-	-	(120,468)
Change in Net Unrealized Appreciation (Depreciation)	(14,477,313)	(115,664,404)	(21,880,985)	(24,138,642)	(94,118,819)	(33,287,246)
NET GAIN (LOSS)	(18,434,360)	(174,737,888)	(22,625,800)	(21,127,939)	(88,496,407)	(36,162,453)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($6,859,912)	($52,583,717)	$3,039,731	$4,750,768	($29,104,167)	($14,433,764)

Foreign taxes withheld on dividends and interest	$-	$59,735	$-	$-	$1,731	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Floating Rate Loan Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2018

	Inflation Strategy Portfolio	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Comstock Portfolio	Developing Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$-	$-	$-	$19,901,887	$638,961
Interest, net of foreign taxes withheld	18,556,728	92,434,136	33,055,590	62,730,660	117,835	16,357
Total Investment Income	18,556,728	92,434,136	33,055,590	62,730,660	20,019,722	655,318

EXPENSES
Advisory fees	1,383,387	10,049,421	5,157,363	7,578,429	6,056,762	1,311,710
Service fees - Class I	45,451	1,718,210	956,381	96,703	541,058	292,744
Support services expenses	25,308	145,254	75,109	55,518	48,921	12,695
Custodian fees and expenses	22,446	274,642	43,778	97,572	23,934	7,998
Portfolio accounting and tax fees	78,686	313,833	184,091	166,438	87,172	34,603
Shareholder report expenses	11,599	89,405	49,458	30,051	30,715	7,803
Legal and audit fees	12,214	78,584	37,956	44,569	26,168	6,966
Trustees’ fees and expenses	6,342	48,061	23,280	17,146	15,813	4,118
Interest expense	5,659,965	10,059,227	8,255	73,874	843	856
Other	8,579	77,781	42,947	20,614	28,590	14,102
Total Expenses	7,253,977	22,854,418	6,578,618	8,180,914	6,859,976	1,693,595
Advisory Fee Waiver (1)	-	-	-	(36,575)	(127,145)	-
Net Expenses	7,253,977	22,854,418	6,578,618	8,144,339	6,732,831	1,693,595
NET INVESTMENT INCOME (LOSS)	11,302,751	69,579,718	26,476,972	54,586,321	13,286,891	(1,038,277)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (2)	(3,768,509)	(26,862,501)	(12,200,651)	(23,578,372)	110,340,756	60,539,786
Foreign currency transactions	-	(446,428)	(1,043)	(2,805,753)	9,114	-
Forward foreign currency contract transactions	-	(6,025,726)	70,195	(22,514,878)	283,663	-
Futures contract transactions	(32,236)	(7,224,761)	(3,091,345)	-	-	-
Purchased option transactions	-	(40,616)	-	-	-	-
Swap transactions	5,206	14,006,820	-	(1,247,449)	-	-
Written option transactions	-	6,278,683	-	-	-	-
Net Realized Gain (Loss)	(3,795,539)	(20,314,529)	(15,222,844)	(50,146,452)	110,633,533	60,539,786

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (3)	(9,508,064)	(61,096,035)	(3,120,998)	(75,064,752)	(223,075,983)	(42,368,605)
Foreign currencies	-	(93,308)	10,591	46,748	(28,680)	-
Forward foreign currency contracts	-	23,875,908	14,942	5,279,499	1,561,883	-
Futures contracts	(151,417)	(22,706,428)	2,207,447	-	-	-
Purchased Options	225,655	2,221,432	-	-	-	-
Swaps	(552,279)	(6,630,329)	-	(2,031,833)	-	-
Written options	-	(3,277,486)	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	(9,986,105)	(67,706,246)	(888,018)	(71,770,338)	(221,542,780)	(42,368,605)
NET GAIN (LOSS)	(13,781,644)	(88,020,775)	(16,110,862)	(121,916,790)	(110,909,247)	18,171,181
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($2,478,893)	($18,441,057)	$10,366,110	($67,330,469)	($97,622,356)	$17,132,904

Foreign taxes withheld on dividends and interest	$-	$5,877	$-	$632,938	$546,212	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Emerging Markets Debt and Comstock Portfolios (see Note 6 in Notes to Financial Statements).
(2)	Net realized gain (loss) on investment security transactions for the Emerging Markets Debt Portfolio is net of foreign capital gains tax withheld of $416.
(3)	Change in net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Debt Portfolio is net of decrease in deferred foreign capital gains tax of $58,907.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2018

	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio	Growth Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$21,144,786	$54,490,635	$1,289,561	$10,273,100	$10,627,225	$36,027,479
Interest, net of foreign taxes withheld	109,501	120,807	148,753	173,788	41,826	89,012
Total Investment Income	21,254,287	54,611,442	1,438,314	10,446,888	10,669,051	36,116,491

EXPENSES
Advisory fees	6,335,531	1,409,433	1,439,175	7,921,184	9,289,918	9,959,011
Service fees - Class I	804,897	4,524,866	394,083	1,203,906	532,053	736,304
Support services expenses	55,071	162,881	11,392	83,190	76,055	95,789
Custodian fees and expenses	15,318	45,051	3,582	19,743	21,293	21,849
Portfolio accounting and tax fees	97,280	268,228	38,492	147,106	121,037	155,976
Shareholder report expenses	32,416	98,895	6,670	48,240	43,064	60,400
Legal and audit fees	29,944	89,083	6,188	45,372	42,326	50,802
Trustees’ fees and expenses	17,843	51,590	3,638	26,757	25,091	30,740
Interest expense	100	1,034	182	1,481	2,626	387
Other	32,133	81,719	4,470	43,734	37,252	50,946
Total Expenses	7,420,533	6,732,780	1,907,872	9,540,713	10,190,715	11,162,204
Advisory Fee Waiver (1)	-	-	-	-	(592,750)	-
Net Expenses	7,420,533	6,732,780	1,907,872	9,540,713	9,597,965	11,162,204
NET INVESTMENT INCOME (LOSS)	13,833,754	47,878,662	(469,558)	906,175	1,071,086	24,954,287

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	70,619,222	345,519,938	12,719,901	164,355,981	168,322,206	286,303,398
Foreign currency transactions	(14,679)	-	59	(14,957)	(1,289)	(8,770)
Futures contract transactions	-	(2,803,804)	-	-	-	-
Net Realized Gain (Loss)	70,604,543	342,716,134	12,719,960	164,341,024	168,320,917	286,294,628

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(82,160,423)	(512,696,047)	(3,519,968)	(115,539,094)	(140,343,649)	(459,761,306)
Foreign currencies	(10,717)	-	(464)	(10,252)	-	(25,624)
Futures contracts	-	(827,685)	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	(82,171,140)	(513,523,732)	(3,520,432)	(115,549,346)	(140,343,649)	(459,786,930)
NET GAIN (LOSS)	(11,566,597)	(170,807,598)	9,199,528	48,791,678	27,977,268	(173,492,302)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,267,157	($122,928,936)	$8,729,970	$49,697,853	$29,048,354	($148,538,015)

Foreign taxes withheld on dividends and interest	$127,299	$1,711	$9,159	$29,544	$26,954	$752,244

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Large-Cap Growth Portfolio (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2018

	Main Street Core Portfolio	Mid-Cap Equity Portfolio	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$22,343,603	$13,877,777	$5,620,852	$23,036,895	$6,461,113
Interest, net of foreign taxes withheld	47,071	45,703	24,402	75,166	303,343
Total Investment Income	22,390,674	13,923,480	5,645,254	23,112,061	6,764,456

EXPENSES
Advisory fees	5,213,464	5,951,663	5,444,914	9,566,684	2,545,777
Service fees - Class I	1,183,751	728,065	622,823	224,315	173,081
Support services expenses	66,620	52,842	44,707	80,694	19,646
Custodian fees and expenses	13,234	14,597	13,288	22,560	44,074
Portfolio accounting and tax fees	104,802	88,714	81,723	140,163	92,081
Shareholder report expenses	33,091	31,860	24,829	50,823	12,788
Legal and audit fees	35,233	28,929	24,997	42,069	21,522
Trustees’ fees and expenses	21,197	17,564	14,586	21,622	6,192
Interest expense	1,794	2,228	1,206	-	2,199
Licensing fee	-	-	-	-	18,924
Other	48,794	29,906	21,487	42,211	18,089
Total Expenses	6,721,980	6,946,368	6,294,560	10,191,141	2,954,373
Advisory Fee Waiver (1)	-	-	(194,461)	-	(339,437)
Net Expenses	6,721,980	6,946,368	6,100,099	10,191,141	2,614,936
NET INVESTMENT INCOME (LOSS)	15,668,694	6,977,112	(454,845)	12,920,920	4,149,520

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	182,865,086	117,264,798	78,852,907	171,450,542	73,813,039
Foreign currency transactions	(16,215)	(1)	(12,805)	(64)	12,795
Futures contract transactions	-	-	-	-	(459,310)
Purchased option transactions	-	-	(756,633)	-	-
Written option transactions	-	-	267,739	-	-
Net Realized Gain (Loss)	182,848,871	117,264,797	78,351,208	171,450,478	73,366,524

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(284,033,453)	(201,466,692)	(74,505,620)	(373,399,234)	(119,154,367)
Foreign currencies	(28,475)	(40)	(19,624)	(98)	(3,716)
Futures contracts	-	-	-	-	(36,811)
Purchased Options	-	-	30,756	-	-
Written options	-	-	13,454	-	-
Change in Net Unrealized Appreciation (Depreciation)	(284,061,928)	(201,466,732)	(74,481,034)	(373,399,332)	(119,194,894)
NET GAIN (LOSS)	(101,213,057)	(84,201,935)	3,870,174	(201,948,854)	(45,828,370)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($85,544,363)	($77,224,823)	$3,415,329	($189,027,934)	($41,678,850)

Foreign taxes withheld on dividends and interest	$142,653	$286	$-	$42,650	$14,057

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Mid-Cap Growth and Small-Cap Equity Portfolios (see Note 6 in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2018

	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Large-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$929,361	$12,038,479	$6,149,265	$26,709,366	$31,641,831	$50,194,586
Interest, net of foreign taxes withheld	7,642	60,794	39,132	52,605	240,068	309,292
Total Investment Income	937,003	12,099,273	6,188,397	26,761,971	31,881,899	50,503,878

EXPENSES
Advisory fees	1,206,968	2,584,338	3,766,184	6,922,767	15,444,193	15,549,060
Service fees - Class I	-	1,080,096	442,208	72,212	865,435	1,102,089
Support services expenses	8,445	49,671	28,983	60,564	112,565	117,318
Custodian fees and expenses	8,077	25,451	8,821	16,347	431,885	113,347
Portfolio accounting and tax fees	27,280	105,260	60,445	106,664	322,479	211,664
Shareholder report expenses	5,308	30,683	18,185	38,151	67,670	68,819
Legal and audit fees	4,360	71,975	15,053	31,871	60,205	64,857
Trustees’ fees and expenses	2,326	16,584	8,972	16,355	36,365	38,751
Interest expense	18	1,798	-	852	11,184	4,890
Licensing fee	-	77,864	-	-	-	-
Other	15,431	27,653	19,097	32,066	55,736	52,781
Total Expenses	1,278,213	4,071,373	4,367,948	7,297,849	17,407,717	17,323,576
Adviser Reimbursement (1)	-	-	-	(91,969)	-	-
Net Expenses	1,278,213	4,071,373	4,367,948	7,205,880	17,407,717	17,323,576
NET INVESTMENT INCOME (LOSS)	(341,210)	8,027,900	1,820,449	19,556,091	14,474,182	33,180,302

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	30,560,520	77,366,399	68,180,137	123,686,808	99,021,984	75,380,643
Foreign currency transactions	-	(105)	(499)	-	(1,167,649)	1,705,479
Futures contract transactions	-	(5,846,010)	-	-	-	(79,018)
Net Realized Gain (Loss)	30,560,520	71,520,284	68,179,638	123,686,808	97,854,335	77,007,104

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (2)	(36,091,428)	(168,637,909)	(147,975,140)	(232,900,734)	(335,077,285)	(337,105,298)
Foreign currencies	-	(199)	-	-	(36,467)	(334,987)
Futures contracts	-	(247,090)	-	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	(36,091,428)	(168,885,198)	(147,975,140)	(232,900,734)	(335,113,752)	(337,440,285)
NET GAIN (LOSS)	(5,530,908)	(97,364,914)	(79,795,502)	(109,213,926)	(237,259,417)	(260,433,181)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($5,872,118)	($89,337,014)	($77,975,053)	($89,657,835)	($222,785,235)	($227,252,879)

Foreign taxes withheld on dividends and interest	$-	$4,623	$40,600	$14,327	$4,991,960	$6,772,925

(1)	Pacific Life Fund Advisors LLC voluntarily agreed to reimburse the Value Advantage Portfolio for certain expenses (See Note 7B in Notes to Financial Statements).
(2)	Change in net unrealized appreciation (depreciation) on investment securities for the Emerging Markets Portfolio is net of increase in deferred foreign capital gains tax of $1,190,332.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2018

	International Small-Cap Portfolio	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	Currency Strategies Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$18,954,048	$56,477,739	$4,919,105	$21,476,314	$740,846	$-
Interest, net of foreign taxes withheld	38,470	98,485	36,627	5,401	57,673	10,130,176
Total Investment Income	18,992,518	56,576,224	4,955,732	21,481,715	798,519	10,130,176

EXPENSES
Advisory fees	6,512,792	11,436,787	3,611,511	3,717,904	1,425,631	6,062,296
Service fees - Class I	188,589	583,919	802,492	513,612	316,769	10,031
Support services expenses	44,266	101,086	23,439	26,888	9,105	54,912
Custodian fees and expenses	52,614	148,746	10,783	7,778	2,330	114,455
Portfolio accounting and tax fees	93,232	178,845	51,331	48,528	29,989	234,244
Shareholder report expenses	28,373	58,252	13,715	16,168	5,304	27,942
Legal and audit fees	24,073	55,137	12,717	13,999	4,944	30,686
Trustees’ fees and expenses	14,777	32,216	7,533	8,658	2,884	16,360
Interest expense	10,271	7,598	30	3,686	-	178,974
Other	29,015	48,282	9,199	20,391	3,557	18,514
Total Expenses	6,998,002	12,650,868	4,542,750	4,377,612	1,800,513	6,748,414
Advisory Fee Waiver (1)	-	-	-	(61,387)	-	-
Net Expenses	6,998,002	12,650,868	4,542,750	4,316,225	1,800,513	6,748,414
NET INVESTMENT INCOME (LOSS)	11,994,516	43,925,356	412,982	17,165,490	(1,001,994)	3,381,762

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (2)	90,545,972	72,415,657	27,295,910	(15,532,813)	10,996,867	10,084,260
Foreign currency transactions	1,069,090	281,488	15,339	-	18	(22,985,932)
Forward foreign currency contract transactions	(249)	(558)	(76,001)	-	-	22,531,152
Futures contract transactions	(4,534,814)	(892,460)	-	-	-	-
Purchased option transactions	-	-	-	-	-	(19,560,662)
Written option transactions	-	-	(7,212)	-	-	2,941,039
Net Realized Gain (Loss)	87,079,999	71,804,127	27,228,036	(15,532,813)	10,996,885	(6,990,143)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (3)	(268,753,320)	(384,382,131)	2,106,943	(40,158,744)	(9,472,212)	(21,582,712)
Foreign currencies	(92,713)	(196,420)	(1,486)	-	(115)	(204,238)
Forward foreign currency contracts	-	-	132,754	-	-	63,031,503
Purchased Options	-	-	-	-	-	20,858,509
Change in Net Unrealized Appreciation (Depreciation)	(268,846,033)	(384,578,551)	2,238,211	(40,158,744)	(9,472,327)	62,103,062
NET GAIN (LOSS)	(181,766,034)	(312,774,424)	29,466,247	(55,691,557)	1,524,558	55,112,919
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($169,771,518)	($268,849,068)	$29,879,229	($38,526,067)	$522,564	$58,494,681

Foreign taxes withheld on dividends and interest	$2,568,533	$7,674,447	$146,285	$-	$1,033	$-

(1)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Real Estate Portfolio (see Note 6 in Notes to Financial Statements).
(2)	Net realized gain (loss) on investment security transactions for the International Value Portfolio is net of foreign capital gains tax withheld of $6,894.
(3)	Change in net unrealized appreciation (depreciation) on investment securities for the International Value Portfolio is net of decrease in deferred foreign capital gains tax of $195,707.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2018

	Diversified Alternatives Portfolio	Equity Long/Short Portfolio	Global Absolute Return Portfolio	Pacific Dynamix - Conservative Growth Portfolio	Pacific Dynamix - Moderate Growth Portfolio	Pacific Dynamix - Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld (1)	$-	$2,137,971	$1,774,083	$-	$-	$-
Interest, net of foreign taxes withheld	-	15,056,767	53,706,638	-	-	-
Total Investment Income	-	17,194,738	55,480,721	-	-	-

EXPENSES
Advisory fees	9,446	14,178,863	7,676,141	1,090,590	4,835,740	1,567,589
Service fees - Class I	9,446	59,613	69,462	1,090,590	4,835,740	1,567,589
Support services expenses	271	70,859	55,419	31,512	139,339	45,189
Custodian fees and expenses	-	187,301	966,951	-	-	-
Portfolio accounting and tax fees	36,402	231,834	211,198	35,475	35,580	35,538
Shareholder report expenses	158	41,898	33,499	18,472	81,398	26,322
Legal and audit fees	148	38,987	32,845	17,004	75,168	24,379
Trustees’ fees and expenses	75	20,501	15,283	8,762	38,565	12,501
Interest expense	-	301,407	169,725	-	39	-
Other	22,184	19,141	81,648	32,048	60,866	34,428
Total Expenses	78,130	15,150,404	9,312,171	2,324,453	10,102,435	3,313,535
Advisory Fee Waiver (2)	-	(1,849,417)	-	-	-	-
Adviser Reimbursement (3)	(54,497)	-	-	(240,746)	(1,136,501)	(443,429)
Net Expenses	23,633	13,300,987	9,312,171	2,083,707	8,965,934	2,870,106
NET INVESTMENT INCOME (LOSS)	(23,633)	3,893,751	46,168,550	(2,083,707)	(8,965,934)	(2,870,106)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions (4)	-	(9,642)	(6,984,023)	-	-	-
Investment securities from affiliated mutual fund investments	219,695	-	-	21,731,373	83,003,884	36,107,815
Foreign currency transactions	-	70,010	(1,671,974)	-	-	-
Forward foreign currency contract transactions	-	(15,599,446)	(9,739,316)	-	-	-
Futures contract transactions	-	(13,134,836)	(16,228,829)	-	-	-
Purchased option transactions	-	-	(3,369,101)	-	-	-
Swap transactions	-	(134,153,940)	(35,631,820)	-	-	-
Written option transactions	-	-	800,625	-	-	-
Net Realized Gain (Loss)	219,695	(162,827,854)	(72,824,438)	21,731,373	83,003,884	36,107,815

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (5)	-	141,837	(79,585,553)	-	-	-
Investment securities from affiliated mutual fund investments	(525,459)	-	-	(40,325,820)	(206,222,531)	(90,047,243)
Foreign currencies	-	25,034	(1,653,147)	-	-	-
Forward bonds and forward volatility agreements	-	-	482,136	-	-	-
Forward foreign currency contracts	-	(917,204)	(2,483,642)	-	-	-
Futures contracts	-	(24,800,215)	2,974,694	-	-	-
Purchased options	-	-	2,868,195	-	-	-
Reverse repurchase agreement	-	-	(42,063)	-	-	-
Swaps	-	(48,257,398)	15,658,019	-	-	-
Written options	-	-	(1,160,683)	-	-	-
Change in Net Unrealized Appreciation (Depreciation)	(525,459)	(73,807,946)	(62,942,044)	(40,325,820)	(206,222,531)	(90,047,243)
NET GAIN (LOSS)	(305,764)	(236,635,800)	(135,766,482)	(18,594,447)	(123,218,647)	(53,939,428)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($329,397)	($232,742,049)	($89,597,932)	($20,678,154)	($132,184,581)	($56,809,534)

Foreign taxes withheld on dividends and interest	$-	$-	$2,184,294	$-	$-	$-

(1)

No dividends and capital gain distributions were received by the Diversified Alternatives, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, and Pacific Dynamix – Growth Portfolios from their underlying funds during the year ended December 31, 2018 under the current dividend and distribution policy (see Note 2B in Notes to Financial Statements).

(2)	Pacific Life Fund Advisors LLC waived a portion of its advisory fees for the Equity Long/Short Portfolio (see Note 6 in Notes to Financial Statements).
(3)

Pacific Life Fund Advisors LLC reimbursed expenses for the Diversified Alternatives, Pacific Dynamix – Conservative Growth, Pacific Dynamix – Moderate Growth, and Pacific Dynamix – Growth Portfolios (see Note 7B in Notes to Financial Statements).

(4)	Net realized gain (loss) on investment security transactions for the Global Absolute Return Portfolio is net of foreign capital gains tax withheld of $40,810.
(5)	Change in net unrealized appreciation (depreciation) on investment securities for the Global Absolute Return Portfolio is net of decrease in deferred foreign capital gains tax of $157,485.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2018

	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PSF DFA Balanced Allocation Portfolio
INVESTMENT INCOME
Dividends (1)	$-	$-	$-	$-	$-	$4,398,841
Total Investment Income	-	-	-	-	-	4,398,841

EXPENSES
Advisory fees	1,676,139	2,766,501	11,270,230	9,616,368	2,175,190	272,584
Distribution and/or service fees - Class D	-	-	-	-	-	340,731
Service fees- Class I	3,352,278	5,533,004	22,540,460	19,232,736	4,350,380	-
Support services expenses	96,870	159,897	650,917	555,165	125,479	7,869
Portfolio accounting and tax fees	45,042	49,284	50,117	48,942	47,624	36,667
Shareholder report expenses	57,923	95,723	387,700	330,813	74,594	4,296
Legal and audit fees	52,430	86,573	350,760	298,954	67,601	4,286
Trustees’ fees and expenses	26,844	44,237	179,956	153,221	34,647	2,217
Interest expense	-	8	33	28	6	-
Recoupment of adviser reimbursement (2)	-	-	-	-	-	47,775
Other	50,422	69,019	208,778	182,057	58,652	18,426
Total Expenses	5,357,948	8,804,246	35,638,951	30,418,284	6,934,173	734,851
NET INVESTMENT INCOME (LOSS)	(5,357,948)	(8,804,246)	(35,638,951)	(30,418,284)	(6,934,173)	3,663,990

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	-	-	-	-	-	1,235,404
Investment securities from affiliated mutual funds	80,401,362	208,409,170	1,060,000,057	1,072,462,624	232,253,891	-
Net Realized Gain (Loss)	80,401,362	208,409,170	1,060,000,057	1,072,462,624	232,253,891	1,235,404

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	-	-	-	-	-	(15,552,653)
Investment securities from affiliated mutual funds	(130,375,897)	(330,998,155)	(1,721,949,747)	(1,777,869,411)	(416,743,360)	-
Change in Net Unrealized Appreciation (Depreciation)	(130,375,897)	(330,998,155)	(1,721,949,747)	(1,777,869,411)	(416,743,360)	(15,552,653)
NET GAIN (LOSS)	(49,974,535)	(122,588,985)	(661,949,690)	(705,406,787)	(184,489,469)	(14,317,249)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($55,332,483)	($131,393,231)	($697,588,641)	($735,825,071)	($191,423,642)	($10,653,259)

(1)

No dividend and capital gain distributions were received by the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios from their underlying funds for the period ended December 31, 2018 under the current dividend and distribution policy (see Note 2B in Notes to Financial Statements).

(2)	Pacific Life Fund Advisors LLC recouped expenses from the PSF DFA Balanced Allocation Portfolio (See Note 7B in Notes to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio
OPERATIONS
Net investment income (loss)	$11,574,448	$11,069,434	$122,154,171	$128,460,967	$25,665,531	$23,897,191
Net realized gain (loss)	(3,957,047)	2,635,845	(59,073,484)	45,795,940	(744,815)	934,001
Change in net unrealized appreciation (depreciation)	(14,477,313)	5,519,661	(115,664,404)	91,086,055	(21,880,985)	(5,392,633)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,859,912)	19,224,940	(52,583,717)	265,342,962	3,039,731	19,438,559
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	5,931,279	12,426,287	68,456,790	117,672,650	42,910,557	25,414,549
Class P	25,048,867	29,665,547	32,521,174	171,706,729	1,382,030	259,814,233
Cost of shares repurchased
Class I	(2,680,230)	(1,247,051)	(61,100,822)	(30,513,645)	(14,754,793)	(16,285,969)
Class P	(101,018,786)	(24,472,406)	(707,023,307)	(494,850,104)	(198,210,408)	(33,365,006)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(72,718,870)	16,372,377	(667,146,165)	(235,984,370)	(168,672,614)	235,577,807
NET INCREASE (DECREASE) IN NET ASSETS	(79,578,782)	35,597,317	(719,729,882)	29,358,592	(165,632,883)	255,016,366
NET ASSETS
Beginning of Year	395,119,578	359,522,261	3,852,217,039	3,822,858,447	622,701,699	367,685,333
End of Year	$315,540,796	$395,119,578	$3,132,487,157	$3,852,217,039	$457,068,816	$622,701,699

	Floating Rate Loan Portfolio		High Yield Bond Portfolio		Inflation Managed Portfolio
OPERATIONS
Net investment income (loss)	$25,878,707	$24,726,792	$59,392,240	$44,859,970	$21,728,689	$19,931,712
Net realized gain (loss)	3,010,703	(1,480,564)	5,622,412	6,792,702	(2,875,207)	(9,802,922)
Change in net unrealized appreciation (depreciation)	(24,138,642)	2,309,899	(94,118,819)	14,750,736	(33,287,246)	18,696,029
Net Increase (Decrease) in Net Assets Resulting from Operations	4,750,768	25,556,127	(29,104,167)	66,403,408	(14,433,764)	28,824,819
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	47,363,216	39,480,139	43,632,060	62,089,491	17,585,948	29,454,791
Class P	1,103,528	209,514,500	397,744,838	5,069,169	54,070,131	14,704,249
Cost of shares repurchased
Class I	(29,739,180)	(28,260,406)	(89,269,674)	(82,507,663)	(53,669,256)	(48,449,562)
Class P	(246,212,995)	(41,869,474)	(129,337,490)	(92,477,028)	(54,267,759)	(140,318,534)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(227,485,431)	178,864,759	222,769,734	(107,826,031)	(36,280,936)	(144,609,056)
NET INCREASE (DECREASE) IN NET ASSETS	(222,734,663)	204,420,886	193,665,567	(41,422,623)	(50,714,700)	(115,784,237)
NET ASSETS
Beginning of Year	733,425,406	529,004,520	847,585,073	889,007,696	710,424,284	826,208,521
End of Year	$510,690,743	$733,425,406	$1,041,250,640	$847,585,073	$659,709,584	$710,424,284

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	Inflation Strategy Portfolio		Managed Bond Portfolio		Short Duration Bond Portfolio
OPERATIONS
Net investment income (loss)	$11,302,751	$3,717,086	$69,579,718	$79,677,589	$26,476,972	$30,351,615
Net realized gain (loss)	(3,795,539)	(544,655)	(20,314,529)	43,110,726	(15,222,844)	(1,524,524)
Change in net unrealized appreciation (depreciation)	(9,986,105)	3,652,244	(67,706,246)	21,454,414	(888,018)	(3,503,951)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,478,893)	6,824,675	(18,441,057)	144,242,729	10,366,110	25,323,140
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	3,473,296	7,333,217	55,724,634	78,997,930	60,115,386	108,907,797
Class P	253,133,577	7,820,063	15,364,441	7,941,203	5,674,250	526,367,106
Cost of shares repurchased
Class I	(3,382,496)	(2,779,449)	(89,990,178)	(96,837,346)	(63,299,475)	(52,273,513)
Class P	(53,309,806)	(59,591,318)	(465,104,497)	(518,697,478)	(1,172,193,426)	(99,973,721)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	199,914,571	(47,217,487)	(484,005,600)	(528,595,691)	(1,169,703,265)	483,027,669
NET INCREASE (DECREASE) IN NET ASSETS	197,435,678	(40,392,812)	(502,446,657)	(384,352,962)	(1,159,337,155)	508,350,809
NET ASSETS
Beginning of Year	187,027,648	227,420,460	2,799,765,201	3,184,118,163	2,162,040,973	1,653,690,164
End of Year	$384,463,326	$187,027,648	$2,297,318,544	$2,799,765,201	$1,002,703,818	$2,162,040,973

	Emerging Markets Debt Portfolio		Comstock Portfolio		Developing Growth Portfolio
OPERATIONS
Net investment income (loss)	$54,586,321	$31,313,269	$13,286,891	$15,225,872	($1,038,277)	($823,551)
Net realized gain (loss)	(50,146,452)	21,619,965	110,633,533	98,041,643	60,539,786	30,377,558
Change in net unrealized appreciation (depreciation)	(71,770,338)	13,076,447	(221,542,780)	56,204,433	(42,368,605)	34,574,418
Net Increase (Decrease) in Net Assets Resulting from Operations	(67,330,469)	66,009,681	(97,622,356)	169,471,948	17,132,904	64,128,425
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	15,196,439	30,568,183	11,937,075	13,311,784	27,454,765	3,975,382
Class P	860,224,964	30,857,196	2,229,522	60,682,011	103,609	7,552,103
Cost of shares repurchased
Class I	(14,834,670)	(9,167,227)	(27,969,682)	(45,547,172)	(32,656,378)	(18,966,728)
Class P	(91,135,973)	(343,679,222)	(229,249,172)	(273,084,849)	(82,465,403)	(45,999,020)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	769,450,760	(291,421,070)	(243,052,257)	(244,638,226)	(87,563,407)	(53,438,263)
NET INCREASE (DECREASE) IN NET ASSETS	702,120,291	(225,411,389)	(340,674,613)	(75,166,278)	(70,430,503)	10,690,162
NET ASSETS
Beginning of Year	372,559,677	597,971,066	1,016,204,267	1,091,370,545	247,109,920	236,419,758
End of Year	$1,074,679,968	$372,559,677	$675,529,654	$1,016,204,267	$176,679,417	$247,109,920

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio
OPERATIONS
Net investment income (loss)	$13,833,754	$9,651,074	$47,878,662	$50,623,986	($469,558)	($272,639)
Net realized gain (loss)	70,604,543	69,407,779	342,716,134	64,912,742	12,719,960	22,300,821
Change in net unrealized appreciation (depreciation)	(82,171,140)	67,145,625	(513,523,732)	436,603,308	(3,520,432)	17,776,220
Net Increase (Decrease) in Net Assets Resulting from Operations	2,267,157	146,204,478	(122,928,936)	552,140,036	8,729,970	39,804,402
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	17,616,655	14,870,188	171,863,118	348,611,085	25,279,117	20,918,191
Class P	193,470,857	179,453	1,660,730	218,174,264	-	-
Cost of shares repurchased
Class I	(44,797,697)	(39,468,130)	(217,248,183)	(169,104,763)	(29,854,064)	(20,559,019)
Class P	(135,734,882)	(102,904,940)	(472,144,416)	(180,715,804)	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	30,554,933	(127,323,429)	(515,868,751)	216,964,782	(4,574,947)	359,172
NET INCREASE (DECREASE) IN NET ASSETS	32,822,090	18,881,049	(638,797,687)	769,104,818	4,155,023	40,163,574
NET ASSETS
Beginning of Year	843,265,402	824,384,353	3,107,207,403	2,338,102,585	175,984,341	135,820,767
End of Year	$876,087,492	$843,265,402	$2,468,409,716	$3,107,207,403	$180,139,364	$175,984,341

	Growth Portfolio		Large-Cap Growth Portfolio		Large-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	$906,175	$2,314,396	$1,071,086	$222,207	$24,954,287	$29,161,949
Net realized gain (loss)	164,341,024	85,056,071	168,320,917	155,026,575	286,294,628	89,858,990
Change in net unrealized appreciation (depreciation)	(115,549,346)	216,569,287	(140,343,649)	109,872,620	(459,786,930)	156,096,510
Net Increase (Decrease) in Net Assets Resulting from Operations	49,697,853	303,939,754	29,048,354	265,121,402	(148,538,015)	275,117,449
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	29,693,670	31,345,070	47,276,251	30,788,447	15,986,212	20,518,664
Class P	347,605,915	76,139,165	638,105,853	388,308	4,356,538	180,769,015
Cost of shares repurchased
Class I	(71,695,759)	(54,166,606)	(41,092,269)	(32,105,386)	(51,001,408)	(51,082,830)
Class P	(243,345,446)	(142,501,620)	(298,703,151)	(346,333,618)	(588,176,252)	(386,331,592)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	62,258,380	(89,183,991)	345,586,684	(347,262,249)	(618,834,910)	(236,126,743)
NET INCREASE (DECREASE) IN NET ASSETS	111,956,233	214,755,763	374,635,038	(82,140,847)	(767,372,925)	38,990,706
NET ASSETS
Beginning of Year	1,194,405,838	979,650,075	860,183,061	942,323,908	2,082,532,060	2,043,541,354
End of Year	$1,306,362,071	$1,194,405,838	$1,234,818,099	$860,183,061	$1,315,159,135	$2,082,532,060

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	Main Street Core Portfolio		Mid-Cap Equity Portfolio		Mid-Cap Growth Portfolio
OPERATIONS
Net investment income (loss)	$15,668,694	$19,098,441	$6,977,112	$5,419,114	($454,845)	$410,071
Net realized gain (loss)	182,848,871	112,335,918	117,264,797	188,080,690	78,351,208	17,272,661
Change in net unrealized appreciation (depreciation)	(284,061,928)	83,368,567	(201,466,732)	4,713,157	(74,481,034)	84,488,733
Net Increase (Decrease) in Net Assets Resulting from Operations	(85,544,363)	214,802,926	(77,224,823)	198,212,961	3,415,329	102,171,465
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	4,941,275	7,980,446	27,353,874	18,941,200	26,058,534	25,555,615
Class P	1,407,559	75,949,881	139,775,175	6,711,927	454,512,083	3,250,038
Shares issued in connection with acquisition (1)
Class I	60,059,847	-
Class P	-	-
Cost of shares repurchased
Class I	(79,169,400)	(74,988,522)	(42,750,583)	(52,822,934)	(38,007,652)	(29,508,706)
Class P	(309,663,913)	(157,744,215)	(105,875,062)	(392,105,623)	(124,375,843)	(103,602,833)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(322,424,632)	(148,802,410)	18,503,404	(419,275,430)	318,187,122	(104,305,886)
NET INCREASE (DECREASE) IN NET ASSETS	(407,968,995)	66,000,516	(58,721,419)	(221,062,469)	321,602,451	(2,134,421)
NET ASSETS
Beginning of Year	1,367,826,060	1,301,825,544	859,354,582	1,080,417,051	428,574,558	430,708,979
End of Year	$959,857,065	$1,367,826,060	$800,633,163	$859,354,582	$750,177,009	$428,574,558

	Mid-Cap Value Portfolio		Small-Cap Equity Portfolio
OPERATIONS
Net investment income (loss)	$12,920,920	$12,755,628	$4,149,520	$6,354,712
Net realized gain (loss)	171,450,478	117,163,978	73,366,524	61,205,399
Change in net unrealized appreciation (depreciation)	(373,399,332)	128,405,594	(119,194,894)	(23,414,755)
Net Increase (Decrease) in Net Assets Resulting from Operations	(189,027,934)	258,325,200	(41,678,850)	44,145,356
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	9,736,425	13,139,538	10,717,765	13,306,976
Class P	5,666,715	302,973,388	150,104	11,004,277
Cost of shares repurchased
Class I	(15,949,497)	(13,762,943)	(25,251,635)	(17,407,234)
Class P	(550,981,666)	(306,599,000)	(227,689,151)	(123,146,636)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(551,528,023)	(4,249,017)	(242,072,917)	(116,242,617)
NET INCREASE (DECREASE) IN NET ASSETS	(740,555,957)	254,076,183	(283,751,767)	(72,097,261)
NET ASSETS
Beginning of Year	1,808,264,295	1,554,188,112	521,897,632	593,994,893
End of Year	$1,067,708,338	$1,808,264,295	$238,145,865	$521,897,632

(1)	See Note 12 in Notes to Financial Statements for shares issued in connection with acquisition.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	Small-Cap Growth Portfolio		Small-Cap Index Portfolio		Small-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	($341,210)	($378,942)	$8,027,900	$9,344,165	$1,820,449	$2,081,508
Net realized gain (loss)	30,560,520	15,021,925	71,520,284	148,309,918	68,179,638	71,624,733
Change in net unrealized appreciation (depreciation)	(36,091,428)	16,191,143	(168,885,198)	(40,887,662)	(147,975,140)	(12,054,294)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,872,118)	30,834,126	(89,337,014)	116,766,421	(77,975,053)	61,651,947
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I			63,516,514	49,449,204	13,696,231	20,937,317
Class P	20,068,658	14,243,658	3,307,205	83,867	174,279	108,197,748
Cost of shares repurchased
Class I			(79,762,006)	(68,245,351)	(32,645,426)	(42,042,344)
Class P	(78,686,032)	(52,525,596)	(89,204,508)	(391,655,080)	(225,754,726)	(116,151,111)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(58,617,374)	(38,281,938)	(102,142,795)	(410,367,360)	(244,529,642)	(29,058,390)
NET INCREASE (DECREASE) IN NET ASSETS	(64,489,492)	(7,447,812)	(191,479,809)	(293,600,939)	(322,504,695)	32,593,557
NET ASSETS
Beginning of Year	176,700,478	184,148,290	890,669,508	1,184,270,447	687,441,032	654,847,475
End of Year	$112,210,986	$176,700,478	$699,189,699	$890,669,508	$364,936,337	$687,441,032

	Value Advantage Portfolio		Emerging Markets Portfolio		International Large-Cap Portfolio
OPERATIONS
Net investment income (loss)	$19,556,091	$19,682,721	$14,474,182	$13,770,194	$33,180,302	$28,135,376
Net realized gain (loss)	123,686,808	82,392,444	97,854,335	179,070,543	77,007,104	142,606,234
Change in net unrealized appreciation (depreciation)	(232,900,734)	78,471,727	(335,113,752)	406,304,592	(337,440,285)	287,075,744
Net Increase (Decrease) in Net Assets Resulting from Operations	(89,657,835)	180,546,892	(222,785,235)	599,145,329	(227,252,879)	457,817,354
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	9,705,750	12,385,588	48,481,927	50,374,249	52,837,325	35,844,628
Class P	2,620,822	152,461,179	6,358,324	98,152,180	622,747,451	715,594
Cost of shares repurchased
Class I	(6,740,555)	(10,229,264)	(60,583,789)	(56,546,839)	(65,350,744)	(95,989,903)
Class P	(411,987,160)	(259,091,266)	(190,076,783)	(406,957,074)	(162,942,259)	(616,420,631)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(406,401,143)	(104,473,763)	(195,820,321)	(314,977,484)	447,291,773	(675,850,312)
NET INCREASE (DECREASE) IN NET ASSETS	(496,058,978)	76,073,129	(418,605,556)	284,167,845	220,038,894	(218,032,958)
NET ASSETS
Beginning of Year	1,320,766,223	1,244,693,094	2,120,516,959	1,836,349,114	1,687,467,842	1,905,500,800
End of Year	$824,707,245	$1,320,766,223	$1,701,911,403	$2,120,516,959	$1,907,506,736	$1,687,467,842

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	International Small-Cap Portfolio		International Value Portfolio		Health Sciences Portfolio
OPERATIONS
Net investment income (loss)	$11,994,516	$15,322,801	$43,925,356	$39,829,060	$412,982	$102,460
Net realized gain (loss)	87,079,999	161,502,194	71,804,127	91,248,690	27,228,036	15,139,651
Change in net unrealized appreciation (depreciation)	(268,846,033)	125,600,948	(384,578,551)	114,855,808	2,238,211	58,802,819
Net Increase (Decrease) in Net Assets Resulting from Operations	(169,771,518)	302,425,943	(268,849,068)	245,933,558	29,879,229	74,044,930
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	23,385,311	11,890,337	22,612,852	11,970,200	28,101,587	35,128,005
Class P	8,439,839	369,027	622,598,045	310,010,181	-	-
Cost of shares repurchased
Class I	(11,144,235)	(18,767,317)	(24,849,170)	(30,761,750)	(65,628,198)	(45,260,651)
Class P	(259,058,316)	(453,704,943)	(132,285,497)	(174,999,374)	-	-
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(238,377,401)	(460,212,896)	488,076,230	116,219,257	(37,526,611)	(10,132,646)
NET INCREASE (DECREASE) IN NET ASSETS	(408,148,919)	(157,786,953)	219,227,162	362,152,815	(7,647,382)	63,912,284
NET ASSETS
Beginning of Year	996,342,500	1,154,129,453	1,422,486,956	1,060,334,141	382,324,193	318,411,909
End of Year	$588,193,581	$996,342,500	$1,641,714,118	$1,422,486,956	$374,676,811	$382,324,193

	Real Estate Portfolio		Technology Portfolio		Currency Strategies Portfolio
OPERATIONS
Net investment income (loss)	$17,165,490	($813,324)	($1,001,994)	($616,072)	$3,381,762	($2,417,152)
Net realized gain (loss)	(15,532,813)	63,362,725	10,996,885	5,464,399	(6,990,143)	(4,648,921)
Change in net unrealized appreciation (depreciation)	(40,158,744)	(50,184,019)	(9,472,327)	30,403,134	62,103,062	(24,518,259)
Net Increase (Decrease) in Net Assets Resulting from Operations	(38,526,067)	12,365,382	522,564	35,251,461	58,494,681	(31,584,332)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	16,799,034	16,229,636	39,077,454	28,804,219	1,872,433	757,986
Class P	7,780,496	13,652,663	-	-	15,650,643	33,696,641
Cost of shares repurchased
Class I	(49,541,353)	(52,382,590)	(28,506,817)	(16,846,303)	(1,301,234)	(1,349,743)
Class P	(91,009,335)	(138,467,938)	-	-	(176,302,330)	(138,057,566)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(115,971,158)	(160,968,229)	10,570,637	11,957,916	(160,080,488)	(104,952,682)
NET INCREASE (DECREASE) IN NET ASSETS	(154,497,225)	(148,602,847)	11,093,201	47,209,377	(101,585,807)	(136,537,014)
NET ASSETS
Beginning of Year	535,148,910	683,751,757	134,402,922	87,193,545	961,011,811	1,097,548,825
End of Year	$380,651,685	$535,148,910	$145,496,123	$134,402,922	$859,426,004	$961,011,811

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	Diversified Alternatives Portfolio		Equity Long/Short Portfolio		Global Absolute Return Portfolio
OPERATIONS
Net investment income (loss)	($23,633)	($17,770)	$3,893,751	($5,365,990)	$46,168,550	$47,688,719
Net realized gain (loss)	219,695	74,658	(162,827,854)	247,692,832	(72,824,438)	(15,091,168)
Change in net unrealized appreciation (depreciation)	(525,459)	186,434	(73,807,946)	(63,942,263)	(62,942,044)	24,867,284
Net Increase (Decrease) in Net Assets Resulting from Operations	(329,397)	243,322	(232,742,049)	178,384,579	(89,597,932)	57,464,835
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	2,104,597	1,946,419	8,676,310	12,457,421	4,576,315	22,815,121
Class P	-	-	382,159,851	14,303,709	14,582,635	240,693,628
Cost of shares repurchased
Class I	(1,486,241)	(574,279)	(14,434,941)	(5,083,890)	(5,208,715)	(2,482,110)
Class P	-	-	(37,632,309)	(340,186,030)	(114,756,312)	(108,887,857)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	618,356	1,372,140	338,768,911	(318,508,790)	(100,806,077)	152,138,782
NET INCREASE (DECREASE) IN NET ASSETS	288,959	1,615,462	(106,026,862)	(140,124,211)	(190,404,009)	209,603,617
NET ASSETS
Beginning of Year	4,568,682	2,953,220	1,061,717,104	1,201,841,315	1,051,282,343	841,678,726
End of Year	$4,857,641	$4,568,682	$1,167,743,966	$1,061,717,104	$860,878,334	$1,051,282,343

	Pacific Dynamix - Conservative Growth Portfolio		Pacific Dynamix - Moderate Growth Portfolio		Pacific Dynamix - Growth Portfolio
OPERATIONS
Net investment income (loss)	($2,083,707)	($1,991,979)	($8,965,934)	($8,080,917)	($2,870,106)	($2,511,753)
Net realized gain (loss)	21,731,373	24,112,534	83,003,884	51,501,414	36,107,815	34,854,983
Change in net unrealized appreciation (depreciation)	(40,325,820)	28,632,101	(206,222,531)	242,238,399	(90,047,243)	80,845,226
Net Increase (Decrease) in Net Assets Resulting from Operations	(20,678,154)	50,752,656	(132,184,581)	285,658,896	(56,809,534)	113,188,456
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	36,441,155	35,200,194	99,906,016	169,662,057	70,524,726	95,123,886
Cost of shares repurchased - Class I	(53,620,259)	(53,737,699)	(130,468,967)	(63,805,747)	(69,415,700)	(60,482,331)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(17,179,104)	(18,537,505)	(30,562,951)	105,856,310	1,109,026	34,641,555
NET INCREASE (DECREASE) IN NET ASSETS	(37,857,258)	32,215,151	(162,747,532)	391,515,206	(55,700,508)	147,830,011
NET ASSETS
Beginning of Year	554,361,237	522,146,086	2,413,720,041	2,022,204,835	772,805,893	624,975,882
End of Year	$516,503,979	$554,361,237	$2,250,972,509	$2,413,720,041	$717,105,385	$772,805,893

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate-Conservative Portfolio		Portfolio Optimization Moderate Portfolio
OPERATIONS
Net investment income (loss)	($5,357,948)	($6,021,495)	($8,804,246)	($9,681,695)	($35,638,951)	($38,463,049)
Net realized gain (loss)	80,401,362	86,226,174	208,409,170	268,137,239	1,060,000,057	795,181,836
Change in net unrealized appreciation (depreciation)	(130,375,897)	56,918,193	(330,998,155)	60,243,252	(1,721,949,747)	767,851,443
Net Increase (Decrease) in Net Assets Resulting from Operations	(55,332,483)	137,122,872	(131,393,231)	318,698,796	(697,588,641)	1,524,570,230
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class I	82,570,187	25,907,681	10,404,526	16,196,853	16,925,924	21,710,877
Cost of shares repurchased - Class I	(333,092,758)	(363,691,584)	(454,506,143)	(824,615,144)	(1,668,008,718)	(1,641,628,910)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(250,522,571)	(337,783,903)	(444,101,617)	(808,418,291)	(1,651,082,794)	(1,619,918,033)
NET INCREASE (DECREASE) IN NET ASSETS	(305,855,054)	(200,661,031)	(575,494,848)	(489,719,495)	(2,348,671,435)	(95,347,803)
NET ASSETS
Beginning of Year	1,819,223,478	2,019,884,509	3,012,198,596	3,501,918,091	12,153,581,022	12,248,928,825
End of Year	$1,513,368,424	$1,819,223,478	$2,436,703,748	$3,012,198,596	$9,804,909,587	$12,153,581,022

	Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive-Growth Portfolio		PSF DFA Balanced Allocation Portfolio
OPERATIONS
Net investment income (loss)	($30,418,284)	($32,462,446)	($6,934,173)	($7,168,269)	$3,663,990	$1,792,026
Net realized gain (loss)	1,072,462,624	783,480,772	232,253,891	176,416,359	1,235,404	218,106
Change in net unrealized appreciation (depreciation)	(1,777,869,411)	819,997,338	(416,743,360)	218,814,791	(15,552,653)	6,249,847
Net Increase (Decrease) in Net Assets Resulting from Operations	(735,825,071)	1,571,015,664	(191,423,642)	388,062,881	(10,653,259)	8,259,979
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class D					79,651,777	63,617,377
Class I	12,715,928	13,253,878	17,879,509	17,011,265
Cost of shares repurchased - Class I
Class D					(9,431,829)	(2,588,699)
Class I	(1,428,634,739)	(1,433,431,556)	(290,250,030)	(313,263,632)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,415,918,811)	(1,420,177,678)	(272,370,521)	(296,252,367)	70,219,948	61,028,678
NET INCREASE (DECREASE) IN NET ASSETS	(2,151,743,882)	150,837,986	(463,794,163)	91,810,514	59,566,689	69,288,657
NET ASSETS
Beginning of Year	10,373,218,051	10,222,380,065	2,314,009,904	2,222,199,390	102,404,026	33,115,369
End of Year	$8,221,474,169	$10,373,218,051	$1,850,215,741	$2,314,009,904	$161,970,715	$102,404,026

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CASH FLOWS (1)

FOR THE YEAR ENDED DECEMBER 31, 2018

	Inflation Managed Portfolio	Inflation Strategy Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	($14,433,764)	($2,478,893)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operation activities:
Purchases of long-term securities	(2,345,875,547)	(601,393,210)
Proceeds from disposition of long-term securities	2,344,361,469	300,698,764
Proceeds from securities sold short	(7,649,051)	-
Proceeds (purchases) of short-term securities, net	(38,044,168)	(77,798,730)
Proceeds (purchases) from foreign currency transactions	4,266,076	-
(Increase) decrease in swaps premiums	(93,204)	(31,996)
(Increase) decrease in dividends and interest receivable	440,359	(538,281)
(Increase) decrease in receivable for securities sold	154,600,401	937,045
(Increase) decrease in variation margin	36,407	41,750
Increase (decrease) in prepaid expenses and other assets	(591)	(508)
Increase (decrease) in payable for securities purchased	63,758,244	(1,100,000)
Increase (decrease) in payable due to custodian	5,040,373	11,126
Increase (decrease) in payable due to brokers	2,575,000	3,792,668
Increase (decrease) in accrued advisory fees	(14,058)	60,830
Increase (decrease) in accrued service fees	(350)	118
Increase (decrease) in accrued support service expenses	2,115	3,911
Increase (decrease) in accrued custodian, and portfolio accounting and tax fees	(24,804)	21,432
Increase (decrease) in accrued shareholder report expenses	1,895	4,923
Increase (decrease) in accrued trustees’ fees and expenses and deferred compensation	2,528	1,643
Increase (decrease) in accrued dividends and/or interest payable (2)	(363)	967,830
Increase (decrease) in accrued other payable	(3,556)	457
Increase (decrease) in accrued other liabilities	(433)	-
Change in net unrealized (appreciation) depreciation on investments securities	33,407,806	9,508,064
Change in net unrealized (appreciation) depreciation on purchased options	(325,242)	(225,655)
Change in net unrealized (appreciation) depreciation on short position	278,871	-
Change in net unrealized (appreciation) depreciation on written options	120,468	-
Change in net unrealized (appreciation) depreciation on foreign currencies	313,354	-
Change in net unrealized (appreciation) depreciation on forward foreign currency transactions	(4,230,983)	-
Change in net unrealized (appreciation) depreciation on swaps (3)	(176,326)	699,067
Net realized (gain) loss on investment securities	13,003,217	3,768,509
Net realized (gain) loss on purchased options	258,284	-
Net realized (gain) loss on written options	(866,945)	-
Net realized (gain) loss on foreign currencies	(23,436)	-
Net realized (gain) loss on forward foreign currency transactions	(4,555,994)	-
Net amortization on investments	2,224,209	(3,020,609)
Net cash provided by (used in) operating activities	208,372,261	(366,069,745)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	71,810,934	256,619,988
Payments on shares redeemed	(107,080,716)	(56,278,199)
Increase (decrease) in payable for reverse repurchase agreements	-	167,206,303
Proceeds from sale-buyback financing activities	9,548,593,268	-
Payment on sale-buyback financing transactions	(9,720,254,995)	-
Net cash provided by (used in) financing activities	(206,931,509)	367,548,092

NET (INCREASE) DECREASE IN CASH AND FOREIGN CURRENCY	1,440,752	1,478,347

CASH AND FOREIGN CURRENCY (4):
Beginning of Year	7,358,828	-
End of Year	$8,799,580	$1,478,347

(1)

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The Inflation Managed and Inflation Strategy Portfolios have not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other portfolios have met the exemption criteria.

(2)	Interest paid by the Inflation Managed and Inflation Strategy Portfolios was $6,441,279 and $4,692,135, respectively.
(3)	Excludes centrally cleared swaps included in variation margin.
(4)	Includes cash (segregated for derivative investments) for the Inflation Managed and Inflation Strategy Portfolios of $5,210,000 and $1,478,347, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Core Income
Class I
2018	$10.67	$0.33	($0.54)	($0.21)	$-	$-	$-	$10.46	0.75%	0.75%		3.10%	(1.94%)	$21,244	83%
2017	10.16	0.28	0.23	0.51	-	-	-	10.67	0.74%	0.74%		2.69%	5.01%	18,368	73%
2016	9.66	0.28	0.22	0.50	-	-	-	10.16	0.75%	0.75%		2.73%	5.24%	6,489	69%
04/27/2015 - 12/31/2015	10.00	0.19	(0.53)	(0.34)	-	-	-	9.66	0.73%	0.73%		2.87%	(3.43%)	2,318	42%
Class P
2018	10.73	0.35	(0.54)	(0.19)	-	-	-	10.54	0.55%	0.55%		3.28%	(1.75%)	294,297	83%
2017	10.20	0.30	0.23	0.53	-	-	-	10.73	0.55%	0.55%		2.89%	5.21%	376,752	73%
2016	9.67	0.30	0.23	0.53	-	-	-	10.20	0.55%	0.55%		2.93%	5.45%	353,033	69%
04/27/2015 - 12/31/2015	10.00	0.20	(0.53)	(0.33)	-	-	-	9.67	0.55%	0.55%		2.96%	(3.30%)	390,193	42%
Diversified Bond
Class I
2018	$9.90	$0.33	($0.47)	($0.14)	$-	$-	$-	$9.76	0.65%	0.65	% (7)	3.37%	(1.36%)	$378,733	260%
2017	9.26	0.30	0.34	0.64	-	-	-	9.90	0.64%	0.64%		3.14%	6.88%	376,640	237%
2016	8.82	0.31	0.13	0.44	-	-	-	9.26	0.64%	0.64%		3.33%	5.04%	266,568	182%
2015	8.72	0.27	(0.17)	0.10	-	-	-	8.82	0.64%	0.64%		3.00%	1.05%	244,154	224%
2014	8.10	0.27	0.35	0.62	-	-	-	8.72	0.63%	0.63%		3.17%	7.69%	211,788	259%
Class P
2018	13.32	0.46	(0.61)	(0.15)	-	-	-	13.17	0.45%	0.45	% (7)	3.56%	(1.16%)	2,753,754	260%
2017	12.44	0.43	0.45	0.88	-	-	-	13.32	0.44%	0.44%		3.34%	7.09%	3,475,577	237%
2016	11.82	0.44	0.18	0.62	-	-	-	12.44	0.44%	0.44%		3.53%	5.25%	3,556,290	182%
2015	11.67	0.38	(0.23)	0.15	-	-	-	11.82	0.44%	0.44%		3.19%	1.25%	3,371,987	224%
2014	10.82	0.39	0.46	0.85	-	-	-	11.67	0.43%	0.43%		3.39%	7.91%	3,645,493	259%
Floating Rate Income
Class I
2018	$11.65	$0.58	($0.58)	$-	$-	$-	$-	$11.65	0.94%	0.94%		4.86%	(0.03%)	$90,147	117%
2017	11.23	0.52	(0.10)	0.42	-	-	-	11.65	0.92%	0.92%		4.53%	3.76%	62,641	102%
2016	10.36	0.45	0.42	0.87	-	-	-	11.23	0.91%	0.91%		4.20%	8.38%	51,273	102%
2015	10.27	0.40	(0.31)	0.09	-	-	-	10.36	0.91%	0.91%		3.87%	0.86%	46,950	59%
2014	10.23	0.41	(0.37)	0.04	-	-	-	10.27	0.93%	0.93%		4.00%	0.41%	33,205	82%
Class P
2018	11.76	0.59	(0.57)	0.02	-	-	-	11.78	0.73%	0.73%		4.92%	0.17%	366,922	117%
2017	11.31	0.52	(0.07)	0.45	-	-	-	11.76	0.72%	0.72%		4.52%	3.97%	560,060	102%
2016	10.41	0.47	0.43	0.90	-	-	-	11.31	0.71%	0.71%		4.34%	8.60%	316,412	102%
2015	10.30	0.43	(0.32)	0.11	-	-	-	10.41	0.71%	0.71%		4.06%	1.06%	411,419	59%
2014	10.24	0.44	(0.38)	0.06	-	-	-	10.30	0.73%	0.73%		4.19%	0.61%	355,421	82%
Floating Rate Loan
Class I
2018	$6.96	$0.31	($0.30)	$0.01	$-	$-	$-	$6.97	1.06%	0.96%		4.30%	0.15%	$183,937	32%
2017	6.70	0.25	0.01	0.26	-	-	-	6.96	1.04%	0.94%		3.60%	3.93%	166,507	38%
2016	6.10	0.25	0.35	0.60	-	-	-	6.70	1.04%	0.94%		3.95%	9.65%	148,841	32%
2015	6.17	0.23	(0.30)	(0.07)	-	-	-	6.10	1.03%	0.93%		3.76%	(1.01%)	130,722	31%
2014	6.12	0.22	(0.17)	0.05	-	-	-	6.17	1.04%	0.94%		3.59%	0.84%	143,819	29%
Class P
2018	9.20	0.41	(0.38)	0.03	-	-	-	9.23	0.85%	0.75%		4.41%	0.35%	326,753	32%
2017	8.84	0.34	0.02	0.36	-	-	-	9.20	0.84%	0.74%		3.78%	4.13%	566,919	38%
2016	8.04	0.34	0.46	0.80	-	-	-	8.84	0.84%	0.74%		4.11%	9.86%	380,164	32%
2015	8.11	0.33	(0.40)	(0.07)	-	-	-	8.04	0.83%	0.73%		3.96%	(0.82%)	594,418	31%
2014	8.03	0.31	(0.23)	0.08	-	-	-	8.11	0.84%	0.74%		3.79%	1.04%	592,773	29%

See Notes to Financial Statements	See explanation of references on C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
High Yield Bond
Class I
2018	$8.05	$0.42	($0.69)	($0.27)	$-	$-	$-	$7.78	0.63%	0.63%		5.27%	(3.27%)	$269,670	43%
2017	7.47	0.39	0.19	0.58	-	-	-	8.05	0.63%	0.63%		5.02%	7.75%	324,869	46%
2016	6.47	0.38	0.62	1.00	-	-	-	7.47	0.64%	0.64%		5.47%	15.37%	320,486	54%
2015	6.79	0.39	(0.71)	(0.32)	-	-	-	6.47	0.63%	0.63%		5.66%	(4.64%)	283,940	42%
2014	6.76	0.39	(0.36)	0.03	-	-	-	6.79	0.63%	0.63%		5.65%	0.37%	349,435	55%
Class P
2018	8.78	0.48	(0.75)	(0.27)	-	-	-	8.51	0.43%	0.43%		5.48%	(3.08%)	771,581	43%
2017	8.14	0.45	0.19	0.64	-	-	-	8.78	0.43%	0.43%		5.23%	7.96%	522,717	46%
2016	7.04	0.43	0.67	1.10	-	-	-	8.14	0.44%	0.44%		5.70%	15.59%	568,522	54%
2015	7.37	0.44	(0.77)	(0.33)	-	-	-	7.04	0.43%	0.43%		5.86%	(4.45%)	757,568	42%
2014	7.32	0.44	(0.39)	0.05	-	-	-	7.37	0.43%	0.43%		5.85%	0.57%	748,747	55%
Inflation Managed
Class I
2018	$10.55	$0.31	($0.54)	($0.23)	$-	$-	$-	$10.32	1.56%	1.56	% (7)	2.94%	(2.15%)	$297,483	256%
2017	10.18	0.26	0.11	0.37	-	-	-	10.55	1.13%	1.13%		2.52%	3.68%	340,629	193%
2016	9.68	0.23	0.27	0.50	-	-	-	10.18	0.97%	0.97%		2.29%	5.12%	347,022	152%
2015	9.99	0.07	(0.38)	(0.31)	-	-	-	9.68	0.80%	0.80%		0.66%	(3.06%)	376,279	63%
2014	9.68	0.24	0.07	0.31	-	-	-	9.99	0.70%	0.70%		2.35%	3.11%	443,251	57%
Class P
2018	11.95	0.38	(0.62)	(0.24)	-	-	-	11.71	1.36%	1.36	% (7)	3.18%	(1.96%)	362,227	256%
2017	11.50	0.32	0.13	0.45	-	-	-	11.95	0.93%	0.93%		2.70%	3.89%	369,795	193%
2016	10.92	0.30	0.28	0.58	-	-	-	11.50	0.77%	0.77%		2.63%	5.33%	479,187	152%
2015	11.24	0.03	(0.35)	(0.32)	-	-	-	10.92	0.60%	0.60%		0.27%	(2.87%)	324,242	63%
2014	10.88	0.29	0.07	0.36	-	-	-	11.24	0.50%	0.50%		2.59%	3.32%	753,448	57%
Inflation Strategy
Class I
2018	$10.19	$0.27	($0.42)	($0.15)	$-	$-	$-	$10.04	2.13%	2.13	% (7)	2.73%	(1.54%)	$21,871	62%
2017	9.88	0.17	0.14	0.31	-	-	-	10.19	0.83%	0.83%		1.66%	3.15%	22,121	97%
2016	9.70	0.04	0.14	0.18	-	-	-	9.88	0.66%	0.66%		0.44%	1.86%	16,925	198%
2015	10.02	(0.07)	(0.25)	(0.32)	-	-	-	9.70	0.63%	0.63%		(0.65%)	(3.21%)	19,249	528%
2014	9.79	0.02	0.21	0.23	-	-	-	10.02	0.59%	0.59%		0.18%	2.33%	20,570	157%
Class P
2018	10.42	0.32	(0.46)	(0.14)	-	-	-	10.28	1.97%	1.97	% (7)	3.12%	(1.34%)	362,592	62%
2017	10.08	0.19	0.15	0.34	-	-	-	10.42	0.61%	0.61%		1.84%	3.35%	164,907	97%
2016	9.88	0.06	0.14	0.20	-	-	-	10.08	0.46%	0.46%		0.61%	2.06%	210,495	198%
2015	10.18	(0.09)	(0.21)	(0.30)	-	-	-	9.88	0.42%	0.42%		(0.85%)	(3.02%)	244,407	528%
2014	9.93	0.05	0.20	0.25	-	-	-	10.18	0.39%	0.39%		0.45%	2.53%	719,358	157%
Managed Bond
Class I
2018	$12.78	$0.33	($0.41)	($0.08)	$-	$-	$-	$12.70	1.04%	1.04	% (7)	2.65%	(0.60%)	$840,708	608%
2017	12.20	0.32	0.26	0.58	-	-	-	12.78	0.69%	0.69%		2.55%	4.72%	880,799	636%
2016	11.86	0.32	0.02	0.34	-	-	-	12.20	0.67%	0.67%		2.66%	2.87%	858,051	485%
2015	11.80	0.31	(0.25)	0.06	-	-	-	11.86	0.64%	0.64%		2.56%	0.56%	918,041	459%
2014	11.29	0.22	0.29	0.51	-	-	-	11.80	0.63%	0.63%		1.86%	4.43%	1,058,000	307%
Class P
2018	14.06	0.39	(0.45)	(0.06)	-	-	-	14.00	0.84%	0.84	% (7)	2.83%	(0.40%)	1,456,611	608%
2017	13.40	0.38	0.28	0.66	-	-	-	14.06	0.49%	0.49%		2.75%	4.93%	1,918,966	636%
2016	13.00	0.38	0.02	0.40	-	-	-	13.40	0.48%	0.48%		2.85%	3.08%	2,326,067	485%
2015	12.90	0.36	(0.26)	0.10	-	-	-	13.00	0.44%	0.44%		2.77%	0.76%	2,225,069	459%
2014	12.33	0.26	0.31	0.57	-	-	-	12.90	0.43%	0.43%		2.06%	4.64%	2,399,713	307%

See Notes to Financial Statements	See explanation of references on C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Short Duration Bond
Class I
2018	$9.84	$0.20	($0.09)	$0.11	$-	$-	$-	$9.95	0.64%	0.64%		2.00%	1.14%	$483,827	101%
2017	9.71	0.14	(0.01)	0.13	-	-	-	9.84	0.63%	0.63%		1.38%	1.26%	481,572	52%
2016	9.55	0.11	0.05	0.16	-	-	-	9.71	0.63%	0.63%		1.15%	1.69%	419,185	112%
2015	9.52	0.10	(0.07)	0.03	-	-	-	9.55	0.63%	0.63%		1.09%	0.31%	423,794	93%
2014	9.46	0.10	(0.04)	0.06	-	-	-	9.52	0.63%	0.63%		1.02%	0.67%	405,023	52%
Class P
2018	10.20	0.21	(0.07)	0.14	-	-	-	10.34	0.43%	0.43%		2.07%	1.34%	518,877	101%
2017	10.06	0.16	(0.02)	0.14	-	-	-	10.20	0.43%	0.43%		1.58%	1.46%	1,680,469	52%
2016	9.87	0.13	0.06	0.19	-	-	-	10.06	0.43%	0.43%		1.34%	1.89%	1,234,505	112%
2015	9.82	0.12	(0.07)	0.05	-	-	-	9.87	0.43%	0.43%		1.26%	0.51%	710,833	93%
2014	9.73	0.12	(0.03)	0.09	-	-	-	9.82	0.43%	0.43%		1.22%	0.87%	1,797,519	52%
Emerging Markets Debt
Class I
2018	$12.31	$0.66	($1.33)	($0.67)	$-	$-	$-	$11.64	1.04%	1.04	% (7)	5.57%	(5.45%)	$45,110	46%
2017	10.89	0.78	0.64	1.42	-	-	-	12.31	1.06%	1.06%		6.58%	13.09%	47,555	58%
2016	9.30	0.79	0.80	1.59	-	-	-	10.89	1.05%	1.05%		7.56%	17.02%	21,531	73%
2015	9.74	0.63	(1.07)	(0.44)	-	-	-	9.30	1.04%	1.04%		6.42%	(4.42%)	15,366	86%
2014	10.12	0.53	(0.91)	(0.38)	-	-	-	9.74	1.03%	1.03%		5.08%	(3.83%)	17,415	85%
Class P
2018	12.45	0.67	(1.32)	(0.65)	-	-	-	11.80	0.84%	0.83	% (7)	5.66%	(5.26%)	1,029,570	46%
2017	10.98	0.81	0.66	1.47	-	-	-	12.45	0.86%	0.86%		6.83%	13.32%	325,005	58%
2016	9.37	0.81	0.80	1.61	-	-	-	10.98	0.85%	0.85%		7.83%	17.25%	576,440	73%
2015	9.78	0.64	(1.05)	(0.41)	-	-	-	9.37	0.84%	0.84%		6.54%	(4.23%)	826,982	86%
2014	10.15	0.55	(0.92)	(0.37)	-	-	-	9.78	0.83%	0.83%		5.28%	(3.63%)	1,200,883	85%
Comstock
Class I
2018	$15.81	$0.23	($2.18)	($1.95)	$-	$-	$-	$13.86	0.94%	0.93%		1.44%	(12.37%)	$232,352	19%
2017	13.43	0.19	2.19	2.38	-	-	-	15.81	0.94%	0.92%		1.33%	17.76%	280,712	13%
2016	11.43	0.24	1.76	2.00	-	-	-	13.43	0.94%	0.93%		2.07%	17.50%	267,692	16%
2015	12.17	0.16	(0.90)	(0.74)	-	-	-	11.43	0.93%	0.91%		1.37%	(6.05%)	252,449	15%
2014	11.14	0.18	0.85	1.03	-	-	-	12.17	0.93%	0.91%		1.52%	9.16%	270,783	30%
Class P
2018	18.05	0.30	(2.50)	(2.20)	-	-	-	15.85	0.74%	0.73%		1.63%	(12.20%)	443,178	19%
2017	15.30	0.25	2.50	2.75	-	-	-	18.05	0.74%	0.73%		1.54%	18.00%	735,493	13%
2016	12.99	0.30	2.01	2.31	-	-	-	15.30	0.74%	0.73%		2.31%	17.73%	823,679	16%
2015	13.80	0.21	(1.02)	(0.81)	-	-	-	12.99	0.73%	0.71%		1.56%	(5.86%)	971,039	15%
2014	12.62	0.23	0.95	1.18	-	-	-	13.80	0.73%	0.71%		1.79%	9.38%	1,370,737	30%
Developing Growth
Class I
2018	$15.18	($0.10)	$0.94	$0.84	$-	$-	$-	$16.02	0.84%	0.84%		(0.55%)	5.55%	$130,454	102%
2017	11.66	(0.06)	3.58	3.52	-	-	-	15.18	0.83%	0.83%		(0.44%)	30.21%	128,927	97%
2016	11.95	(0.03)	(0.26)	(0.29)	-	-	-	11.66	0.83%	0.83%		(0.28%)	(2.46%)	112,101	190%
2015	13.04	(0.06)	(1.03)	(1.09)	-	-	-	11.95	0.83%	0.83%		(0.47%)	(8.35%)	128,164	191%
2014	12.99	(0.06)	0.11	0.05	-	-	-	13.04	0.83%	0.83%		(0.48%)	0.37%	140,039	243%
Class P
2018	17.86	(0.07)	1.10	1.03	-	-	-	18.89	0.64%	0.64%		(0.33%)	5.75%	46,225	102%
2017	13.69	(0.04)	4.21	4.17	-	-	-	17.86	0.64%	0.64%		(0.24%)	30.47%	118,183	97%
2016	14.01	(0.02)	(0.30)	(0.32)	-	-	-	13.69	0.63%	0.63%		(0.19%)	(2.27%)	124,319	190%
2015	15.25	(0.04)	(1.20)	(1.24)	-	-	-	14.01	0.63%	0.63%		(0.25%)	(8.17%)	399,767	191%
2014	15.17	(0.04)	0.12	0.08	-	-	-	15.25	0.63%	0.63%		(0.31%)	0.57%	517,917	243%

See Notes to Financial Statements	See explanation of references on C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Dividend Growth
Class I
2018	$20.04	$0.27	($0.53)	($0.26)	$-	$-	$-	$19.78	0.89%	0.89%	1.32%	(1.28%)	$373,346	27%
2017	16.83	0.19	3.02	3.21	-	-	-	20.04	0.89%	0.89%	1.05%	19.07%	404,609	18%
2016	15.10	0.22	1.51	1.73	-	-	-	16.83	0.89%	0.89%	1.42%	11.46%	362,404	25%
2015	14.79	0.17	0.14	0.31	-	-	-	15.10	0.89%	0.89%	1.15%	2.09%	315,128	23%
2014	13.19	0.15	1.45	1.60	-	-	-	14.79	0.89%	0.89%	1.11%	12.10%	313,266	24%
Class P
2018	21.95	0.35	(0.59)	(0.24)	-	-	-	21.71	0.70%	0.70%	1.55%	(1.09%)	502,741	27%
2017	18.40	0.25	3.30	3.55	-	-	-	21.95	0.69%	0.69%	1.25%	19.31%	438,657	18%
2016	16.47	0.28	1.65	1.93	-	-	-	18.40	0.70%	0.70%	1.62%	11.68%	461,980	25%
2015	16.10	0.22	0.15	0.37	-	-	-	16.47	0.69%	0.69%	1.32%	2.29%	372,191	23%
2014	14.33	0.20	1.57	1.77	-	-	-	16.10	0.69%	0.69%	1.31%	12.33%	727,816	24%
Equity Index
Class I
2018	$62.89	$1.08	($4.05)	($2.97)	$-	$-	$-	$59.92	0.28%	0.28%	1.66%	(4.73%)	$2,077,180	4%
2017	51.77	1.00	10.12	11.12	-	-	-	62.89	0.28%	0.28%	1.74%	21.48%	2,223,044	4%
2016	46.39	0.93	4.45	5.38	-	-	-	51.77	0.28%	0.28%	1.93%	11.61%	1,654,721	8%
2015	45.86	0.85	(0.32)	0.53	-	-	-	46.39	0.28%	0.28%	1.82%	1.14%	1,492,171	9%
2014	40.45	0.75	4.66	5.41	-	-	-	45.86	0.28%	0.28%	1.76%	13.38%	1,343,767	2%
Class P
2018	64.82	1.24	(4.18)	(2.94)	-	-	-	61.88	0.08%	0.08%	1.85%	(4.54%)	391,230	4%
2017	53.26	1.14	10.42	11.56	-	-	-	64.82	0.08%	0.08%	1.93%	21.72%	884,163	4%
2016	47.62	1.05	4.59	5.64	-	-	-	53.26	0.08%	0.08%	2.12%	11.83%	683,382	8%
2015	46.99	0.95	(0.32)	0.63	-	-	-	47.62	0.08%	0.08%	2.00%	1.34%	517,028	9%
2014	41.37	0.89	4.73	5.62	-	-	-	46.99	0.07%	0.07%	1.97%	13.60%	746,400	2%
Focused Growth
Class I
2018	$26.76	($0.07)	$1.40	$1.33	$-	$-	$-	$28.09	0.97%	0.97%	(0.24%)	4.99%	$180,115	41%
2017	20.66	(0.04)	6.14	6.10	-	-	-	26.76	0.97%	0.97%	(0.17%)	29.50%	175,961	59%
2016	20.19	(0.03)	0.50	0.47	-	-	-	20.66	0.98%	0.98%	(0.15%)	2.35%	135,803	58%
2015	18.34	(0.03)	1.88	1.85	-	-	-	20.19	0.97%	0.97%	(0.14%)	10.09%	156,113	59%
2014	16.66	(0.04)	1.72	1.68	-	-	-	18.34	0.97%	0.97%	(0.26%)	10.08%	122,045	52%
Class P
2018	27.14	(0.01)	1.43	1.42	-	-	-	28.56	0.76%	0.76%	(0.03%)	5.21%	24	41%
2017	20.92	0.01	6.21	6.22	-	-	-	27.14	0.76%	0.76%	0.04%	29.77%	23	59%
2016	20.39	0.01	0.52	0.53	-	-	-	20.92	0.76%	0.76%	0.07%	2.57%	18	58%
2015	18.48	0.01	1.90	1.91	-	-	-	20.39	0.76%	0.76%	0.07%	10.32%	17	59%
2014	16.76	(0.01)	1.73	1.72	-	-	-	18.48	0.75%	0.75%	(0.03%)	10.31%	16	52%
Growth
Class I
2018	$28.26	($0.02)	$0.70	$0.68	$-	$-	$-	$28.94	0.78%	0.78%	(0.05%)	2.40%	$541,763	33%
2017	21.47	0.03	6.76	6.79	-	-	-	28.26	0.78%	0.78%	0.10%	31.64%	567,360	21%
2016	21.00	0.02	0.45	0.47	-	-	-	21.47	0.78%	0.78%	0.10%	2.21%	450,925	23%
2015	19.54	0.02	1.44	1.46	-	-	-	21.00	0.77%	0.77%	0.08%	7.46%	487,704	40%
2014	17.95	0.03	1.56	1.59	-	-	-	19.54	0.77%	0.77%	0.14%	8.88%	484,052	43%
Class P
2018	30.43	0.05	0.75	0.80	-	-	-	31.23	0.58%	0.58%	0.14%	2.61%	764,599	33%
2017	23.07	0.08	7.28	7.36	-	-	-	30.43	0.58%	0.58%	0.30%	31.90%	627,046	21%
2016	22.53	0.07	0.47	0.54	-	-	-	23.07	0.58%	0.58%	0.29%	2.42%	528,725	23%
2015	20.92	0.06	1.55	1.61	-	-	-	22.53	0.58%	0.58%	0.28%	7.68%	658,081	40%
2014	19.18	0.07	1.67	1.74	-	-	-	20.92	0.58%	0.58%	0.35%	9.09%	624,674	43%

See Notes to Financial Statements	See explanation of references on C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets				Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4)		Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Large-Cap Growth
Class I
2018	$10.98	($0.01)		$0.22	$0.21	$-	$-	$-	$11.19	0.93%	0.89%	(0.09%)		1.89%	$241,246	65%
2017	8.21	(0.01)		2.78	2.77	-	-	-	10.98	0.94%	0.90%	(0.12%)		33.69%	231,786	48%
2016	8.17	(0.01)		0.05	0.04	-	-	-	8.21	0.94%	0.90%	(0.12%)		0.51%	174,148	85%
2015	7.70	(0.02)		0.49	0.47	-	-	-	8.17	0.93%	0.89%	(0.20%)		6.09%	210,294	70%
2014	7.10	(0.01)		0.61	0.60	-	-	-	7.70	0.93%	0.89%	(0.17%)		8.43%	178,564	111%
Class P
2018	12.90	0.02		0.25	0.27	-	-	-	13.17	0.74%	0.69%	0.12%		2.09%	993,572	65%
2017	9.63	0.01		3.26	3.27	-	-	-	12.90	0.74%	0.70%	0.07%		33.96%	628,397	48%
2016	9.56	0.01		0.06	0.07	-	-	-	9.63	0.74%	0.70%	0.08%		0.71%	768,176	85%
2015	9.00	(-	)(8)	0.56	0.56	-	-	-	9.56	0.73%	0.69%	(-	%) (8)	6.30%	995,060	70%
2014	8.28	-	(8)	0.72	0.72	-	-	-	9.00	0.73%	0.69%	0.02%		8.65%	1,137,017	111%
Large-Cap Value
Class I
2018	$22.12	$0.30		($2.37)	($2.07)	$-	$-	$-	$20.05	0.83%	0.83%	1.36%		(9.35%)	$322,823	13%
2017	19.41	0.26		2.45	2.71	-	-	-	22.12	0.82%	0.82%	1.26%		13.95%	391,088	10%
2016	17.20	0.26		1.95	2.21	-	-	-	19.41	0.83%	0.83%	1.48%		12.87%	371,901	12%
2015	17.73	0.24		(0.77)	(0.53)	-	-	-	17.20	0.82%	0.82%	1.38%		(2.99%)	370,309	9%
2014	15.90	0.35		1.48	1.83	-	-	-	17.73	0.82%	0.82%	2.10%		11.50%	402,160	23%
Class P
2018	24.23	0.37		(2.60)	(2.23)	-	-	-	22.00	0.63%	0.63%	1.54%		(9.17%)	992,336	13%
2017	21.22	0.33		2.68	3.01	-	-	-	24.23	0.62%	0.62%	1.46%		14.17%	1,691,444	10%
2016	18.76	0.33		2.13	2.46	-	-	-	21.22	0.63%	0.63%	1.69%		13.09%	1,671,640	12%
2015	19.30	0.30		(0.84)	(0.54)	-	-	-	18.76	0.62%	0.62%	1.57%		(2.79%)	1,516,950	9%
2014	17.28	0.42		1.60	2.02	-	-	-	19.30	0.62%	0.62%	2.35%		11.72%	1,982,893	23%
Main Street Core
Class I
2018	$38.70	$0.50		($3.50)	($3.00)	$-	$-	$-	$35.70	0.68%	0.68%	1.27%		(7.74%)	$533,368	62%
2017	33.05	0.47		5.18	5.65	-	-	-	38.70	0.68%	0.68%	1.30%		17.08%	590,847	37%
2016	29.56	0.46		3.03	3.49	-	-	-	33.05	0.68%	0.68%	1.51%		11.83%	565,181	29%
2015	28.60	0.35		0.61	0.96	-	-	-	29.56	0.67%	0.67%	1.21%		3.35%	551,063	44%
2014	25.81	0.26		2.53	2.79	-	-	-	28.60	0.67%	0.67%	0.95%		10.82%	588,564	52%
Class P
2018	42.98	0.63		(3.88)	(3.25)	-	-	-	39.73	0.48%	0.48%	1.44%		(7.56%)	426,489	62%
2017	36.64	0.60		5.74	6.34	-	-	-	42.98	0.48%	0.48%	1.50%		17.32%	776,979	37%
2016	32.70	0.57		3.37	3.94	-	-	-	36.64	0.48%	0.48%	1.69%		12.05%	736,645	29%
2015	31.57	0.45		0.68	1.13	-	-	-	32.70	0.47%	0.47%	1.40%		3.56%	829,214	44%
2014	28.44	0.34		2.79	3.13	-	-	-	31.57	0.48%	0.48%	1.15%		11.04%	1,002,331	52%
Mid-Cap Equity
Class I
2018	$21.11	$0.14		($2.19)	($2.05)	$-	$-	$-	$19.06	0.88%	0.88%	0.64%		(9.72%)	$319,749	146%
2017	16.98	0.09		4.04	4.13	-	-	-	21.11	0.88%	0.88%	0.46%		24.27%	369,225	74%
2016	14.34	0.14		2.50	2.64	-	-	-	16.98	0.88%	0.88%	0.95%		18.42%	327,162	133%
2015	14.12	0.15		0.07	0.22	-	-	-	14.34	0.87%	0.87%	1.01%		1.57%	302,950	165%
2014	13.55	0.03		0.54	0.57	-	-	-	14.12	0.87%	0.87%	0.23%		4.23%	310,609	155%
Class P
2018	25.95	0.22		(2.69)	(2.47)	-	-	-	23.48	0.68%	0.68%	0.84%		(9.54%)	480,884	146%
2017	20.84	0.15		4.96	5.11	-	-	-	25.95	0.68%	0.68%	0.65%		24.52%	490,130	74%
2016	17.56	0.20		3.08	3.28	-	-	-	20.84	0.68%	0.68%	1.10%		18.66%	753,255	133%
2015	17.26	0.20		0.10	0.30	-	-	-	17.56	0.68%	0.68%	1.13%		1.77%	543,913	165%
2014	16.52	0.07		0.67	0.74	-	-	-	17.26	0.68%	0.68%	0.43%		4.43%	749,099	155%

See Notes to Financial Statements	See explanation of references on C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data									Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Mid-Cap Growth
Class I
2018	$13.19	($0.02)		$0.05	$0.03	$-	$-	$-	$13.22	0.93%	0.90%	(0.17%)	0.16%	$280,053	55%
2017	10.35	-	(8)	2.84	2.84	-	-	-	13.19	0.93%	0.90%	0.03%	27.49%	290,867	25%
2016	9.74	0.03		0.58	0.61	-	-	-	10.35	0.93%	0.90%	0.26%	6.27%	231,917	26%
2015	10.33	0.02		(0.61)	(0.59)	-	-	-	9.74	0.93%	0.88%	0.23%	(5.73%)	245,837	42%
2014	9.52	-	(8)	0.81	0.81	-	-	-	10.33	0.92%	0.87%	0.02%	8.49%	264,349	47%
Class P
2018	14.43	-	(8)	0.05	0.05	-	-	-	14.48	0.73%	0.71%	0.02%	0.36%	470,124	55%
2017	11.30	0.02		3.11	3.13	-	-	-	14.43	0.73%	0.71%	0.20%	27.74%	137,708	25%
2016	10.61	0.05		0.64	0.69	-	-	-	11.30	0.73%	0.70%	0.42%	6.48%	198,792	26%
2015	11.23	0.04		(0.66)	(0.62)	-	-	-	10.61	0.73%	0.68%	0.36%	(5.54%)	333,931	42%
2014	10.33	0.02		0.88	0.90	-	-	-	11.23	0.73%	0.68%	0.22%	8.71%	608,508	47%
Mid-Cap Value
Class I
2018	$18.47	$0.14		($2.87)	($2.73)	$-	$-	$-	$15.74	0.92%	0.92%	0.77%	(14.79%)	$94,015	56%
2017	16.00	0.10		2.37	2.47	-	-	-	18.47	0.91%	0.91%	0.56%	15.46%	116,569	57%
2016	13.88	0.15		1.97	2.12	-	-	-	16.00	0.92%	0.92%	1.07%	15.29%	101,566	50%
2015	13.93	0.13		(0.18)	(0.05)	-	-	-	13.88	0.92%	0.92%	0.95%	(0.37%)	88,003	133%
2014	13.08	0.11		0.74	0.85	-	-	-	13.93	0.91%	0.91%	0.77%	6.49%	93,649	68%
Class P
2018	27.26	0.25		(4.24)	(3.99)	-	-	-	23.27	0.71%	0.71%	0.94%	(14.62%)	973,693	56%
2017	23.56	0.19		3.51	3.70	-	-	-	27.26	0.71%	0.71%	0.76%	15.69%	1,691,696	57%
2016	20.39	0.27		2.90	3.17	-	-	-	23.56	0.72%	0.72%	1.27%	15.52%	1,452,622	50%
2015	20.43	0.23		(0.27)	(0.04)	-	-	-	20.39	0.72%	0.72%	1.13%	(0.17%)	948,687	133%
2014	19.15	0.20		1.08	1.28	-	-	-	20.43	0.71%	0.71%	0.99%	6.71%	1,243,409	68%
Small-Cap Equity
Class I
2018	$20.99	$0.23		($2.94)	($2.71)	$-	$-	$-	$18.28	1.02%	0.92%	1.09%	(12.91%)	$70,229	35%
2017	19.31	0.20		1.48	1.68	-	-	-	20.99	1.01%	0.91%	1.03%	8.72%	94,677	28%
2016	14.80	0.17		4.34	4.51	-	-	-	19.31	0.99%	0.89%	1.04%	30.42%	91,309	28%
2015	16.07	0.16		(1.43)	(1.27)	-	-	-	14.80	0.99%	0.89%	1.02%	(7.88%)	54,396	39%
2014	15.80	0.13		0.14	0.27	-	-	-	16.07	0.99%	0.89%	0.85%	1.71%	62,927	20%
Class P
2018	27.31	0.35		(3.83)	(3.48)	-	-	-	23.83	0.82%	0.72%	1.26%	(12.74%)	167,917	35%
2017	25.07	0.31		1.93	2.24	-	-	-	27.31	0.81%	0.71%	1.22%	8.94%	427,221	28%
2016	19.19	0.25		5.63	5.88	-	-	-	25.07	0.79%	0.69%	1.22%	30.68%	502,686	28%
2015	20.79	0.25		(1.85)	(1.60)	-	-	-	19.19	0.79%	0.69%	1.23%	(7.70%)	532,983	39%
2014	20.39	0.20		0.20	0.40	-	-	-	20.79	0.79%	0.69%	1.00%	1.91%	532,030	20%
Small-Cap Growth
Class P
2018	$13.15	($0.03)		($0.91)	($0.94)	$-	$-	$-	$12.21	0.87%	0.87%	(0.23%)	(7.12%)	$112,211	38%
2017	11.08	(0.03)		2.10	2.07	-	-	-	13.15	0.89%	0.89%	(0.21%)	18.69%	176,700	42%
10/28/2016 - 12/31/2016	10.00	-	(8)	1.08	1.08	-	-	-	11.08	0.87%	0.87%	0.04%	10.78%	184,148	8%

See Notes to Financial Statements	See explanation of references on C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Small-Cap Index
Class I
2018	$23.45	$0.21	($2.92)	($2.71)	$-	$-	$-	$20.74	0.55%	0.55%	0.87%	(11.55%)	$450,257	16%
2017	20.56	0.19	2.70	2.89	-	-	-	23.45	0.56%	0.56%	0.88%	14.06%	527,673	11%
2016	17.04	0.20	3.32	3.52	-	-	-	20.56	0.53%	0.53%	1.11%	20.66%	480,651	18%
2015	17.92	0.17	(1.05)	(0.88)	-	-	-	17.04	0.53%	0.53%	0.93%	(4.93%)	399,538	25%
2014	17.17	0.15	0.60	0.75	-	-	-	17.92	0.53%	0.53%	0.87%	4.39%	447,156	14%
Class P
2018	23.71	0.26	(2.96)	(2.70)	-	-	-	21.01	0.35%	0.35%	1.04%	(11.38%)	248,932	16%
2017	20.75	0.22	2.74	2.96	-	-	-	23.71	0.37%	0.37%	1.04%	14.29%	362,997	11%
2016	17.16	0.24	3.35	3.59	-	-	-	20.75	0.33%	0.33%	1.33%	20.90%	703,619	18%
2015	18.01	0.21	(1.06)	(0.85)	-	-	-	17.16	0.33%	0.33%	1.16%	(4.74%)	394,588	25%
2014	17.22	0.18	0.61	0.79	-	-	-	18.01	0.34%	0.34%	1.05%	4.59%	181,020	14%
Small-Cap Value
Class I
2018	$21.41	$0.06	($3.54)	($3.48)	$-	$-	$-	$17.93	0.98%	0.98%	0.28%	(16.29%)	$178,406	37%
2017	19.71	0.04	1.66	1.70	-	-	-	21.41	0.98%	0.98%	0.18%	8.65%	231,864	45%
2016	15.21	0.03	4.47	4.50	-	-	-	19.71	0.98%	0.98%	0.21%	29.60%	234,182	64%
2015	15.90	0.15	(0.84)	(0.69)	-	-	-	15.21	0.98%	0.98%	0.92%	(4.34%)	184,728	86%
2014	15.05	0.22	0.63	0.85	-	-	-	15.90	0.98%	0.98%	1.44%	5.64%	207,213	74%
Class P
2018	26.02	0.11	(4.31)	(4.20)	-	-	-	21.82	0.78%	0.78%	0.43%	(16.12%)	186,530	37%
2017	23.90	0.09	2.03	2.12	-	-	-	26.02	0.78%	0.78%	0.39%	8.87%	455,577	45%
2016	18.40	0.08	5.42	5.50	-	-	-	23.90	0.78%	0.78%	0.41%	29.85%	420,665	64%
2015	19.20	0.21	(1.01)	(0.80)	-	-	-	18.40	0.78%	0.78%	1.10%	(4.15%)	261,296	86%
2014	18.14	0.30	0.76	1.06	-	-	-	19.20	0.78%	0.78%	1.60%	5.85%	527,400	74%
Value Advantage
Class I
2018	$16.92	$0.29	($1.82)	($1.53)	$-	$-	$-	$15.39	0.89%	0.88%	1.70%	(9.06%)	$34,468	20%
2017	14.80	0.21	1.91	2.12	-	-	-	16.92	0.89%	0.88%	1.34%	14.32%	34,916	25%
2016	12.71	0.19	1.90	2.09	-	-	-	14.80	0.89%	0.89%	1.44%	16.49%	28,573	28%
2015	13.33	0.16	(0.78)	(0.62)	-	-	-	12.71	0.88%	0.88%	1.21%	(4.69%)	17,516	30%
2014	11.68	0.19	1.46	1.65	-	-	-	13.33	0.89%	0.89%	1.48%	14.14%	23,660	28%
Class P
2018	17.08	0.32	(1.84)	(1.52)	-	-	-	15.56	0.69%	0.68%	1.87%	(8.88%)	790,239	20%
2017	14.91	0.24	1.93	2.17	-	-	-	17.08	0.69%	0.68%	1.55%	14.55%	1,285,850	25%
2016	12.78	0.22	1.91	2.13	-	-	-	14.91	0.69%	0.69%	1.65%	16.72%	1,216,120	28%
2015	13.38	0.19	(0.79)	(0.60)	-	-	-	12.78	0.68%	0.68%	1.44%	(4.50%)	977,776	30%
2014	11.70	0.24	1.44	1.68	-	-	-	13.38	0.68%	0.68%	1.96%	14.37%	861,261	28%
Emerging Markets
Class I
2018	$18.61	$0.11	($2.34)	($2.23)	$-	$-	$-	$16.38	1.06%	1.06%	0.61%	(11.99%)	$383,056	35%
2017	13.83	0.08	4.70	4.78	-	-	-	18.61	1.06%	1.06%	0.50%	34.52%	447,624	37%
2016	12.99	0.08	0.76	0.84	-	-	-	13.83	1.07%	1.07%	0.57%	6.46%	337,690	33%
2015	15.08	0.09	(2.18)	(2.09)	-	-	-	12.99	1.06%	1.06%	0.64%	(13.84%)	321,829	37%
2014	15.91	0.11	(0.94)	(0.83)	-	-	-	15.08	1.06%	1.06%	0.72%	(5.22%)	396,452	40%
Class P
2018	19.23	0.15	(2.42)	(2.27)	-	-	-	16.96	0.86%	0.86%	0.79%	(11.82%)	1,318,856	35%
2017	14.27	0.12	4.84	4.96	-	-	-	19.23	0.86%	0.86%	0.72%	34.78%	1,672,893	37%
2016	13.37	0.11	0.79	0.90	-	-	-	14.27	0.87%	0.87%	0.79%	6.68%	1,498,659	33%
2015	15.49	0.12	(2.24)	(2.12)	-	-	-	13.37	0.86%	0.86%	0.85%	(13.67%)	1,093,984	37%
2014	16.31	0.15	(0.97)	(0.82)	-	-	-	15.49	0.86%	0.86%	0.93%	(5.03%)	1,320,811	40%

See Notes to Financial Statements	See explanation of references on C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
International Large-Cap
Class I
2018	$9.60	$0.13	($1.26)	($1.13)	$-	$-	$-	$8.47	1.00%	1.00%	1.40%	(11.81%)	$493,737	15%
2017	7.53	0.11	1.96	2.07	-	-	-	9.60	1.00%	1.00%	1.30%	27.51%	571,592	10%
2016	7.53	0.10	(0.10)	-	-	-	-	7.53	1.00%	1.00%	1.42%	(0.08%)	499,395	17%
2015	7.57	0.10	(0.14)	(0.04)	-	-	-	7.53	1.00%	1.00%	1.29%	(0.44%)	474,052	16%
2014	7.97	0.13	(0.53)	(0.40)	-	-	-	7.57	1.00%	1.00%	1.61%	(5.02%)	481,317	16%
Class P
2018	10.30	0.17	(1.37)	(1.20)	-	-	-	9.10	0.80%	0.80%	1.72%	(11.63%)	1,413,770	15%
2017	8.06	0.16	2.08	2.24	-	-	-	10.30	0.80%	0.80%	1.68%	27.76%	1,115,876	10%
2016	8.05	0.14	(0.13)	0.01	-	-	-	8.06	0.80%	0.80%	1.75%	0.12%	1,406,106	17%
2015	8.07	0.13	(0.15)	(0.02)	-	-	-	8.05	0.80%	0.80%	1.49%	(0.24%)	1,748,080	16%
2014	8.48	0.14	(0.55)	(0.41)	-	-	-	8.07	0.80%	0.80%	1.68%	(4.83%)	1,959,210	16%
International Small-Cap
Class I
2018	$11.51	$0.16	($2.71)	($2.55)	$-	$-	$-	$8.96	1.09%	1.09%	1.44%	(22.16%)	$80,593	37%
2017	8.73	0.12	2.66	2.78	-	-	-	11.51	1.09%	1.09%	1.15%	31.92%	91,245	49%
2016	8.44	0.10	0.19	0.29	-	-	-	8.73	1.09%	1.08%	1.16%	3.42%	74,989	51%
2015	7.93	0.11	0.40	0.51	-	-	-	8.44	1.08%	1.06%	1.33%	6.43%	76,538	52%
2014	8.12	0.13	(0.32)	(0.19)	-	-	-	7.93	1.08%	1.06%	1.60%	(2.42%)	57,344	50%
Class P
2018	15.83	0.24	(3.72)	(3.48)	-	-	-	12.35	0.89%	0.89%	1.58%	(22.00%)	507,601	37%
2017	11.98	0.20	3.65	3.85	-	-	-	15.83	0.89%	0.89%	1.46%	32.18%	905,098	49%
2016	11.56	0.17	0.25	0.42	-	-	-	11.98	0.89%	0.88%	1.48%	3.63%	1,079,140	51%
2015	10.84	0.18	0.54	0.72	-	-	-	11.56	0.88%	0.86%	1.54%	6.64%	1,498,265	52%
2014	11.09	0.20	(0.45)	(0.25)	-	-	-	10.84	0.88%	0.86%	1.80%	(2.22%)	1,157,354	50%
International Value
Class I
2018	$12.87	$0.28	($2.20)	($1.92)	$-	$-	$-	$10.95	0.89%	0.89%	2.20%	(14.96%)	$256,738	33%
2017	10.59	0.35	1.93	2.28	-	-	-	12.87	0.90%	0.90%	2.95%	21.57%	303,692	108%
2016	10.28	0.24	0.07	0.31	-	-	-	10.59	0.90%	0.90%	2.45%	2.98%	266,742	59%
2015	10.56	0.18	(0.46)	(0.28)	-	-	-	10.28	0.89%	0.89%	1.65%	(2.63%)	289,713	74%
2014	11.81	0.44	(1.69)	(1.25)	-	-	-	10.56	0.89%	0.89%	3.82%	(10.54%)	302,892	82%
Class P
2018	14.39	0.36	(2.48)	(2.12)	-	-	-	12.27	0.69%	0.69%	2.56%	(14.79%)	1,384,976	33%
2017	11.82	0.42	2.15	2.57	-	-	-	14.39	0.70%	0.70%	3.15%	21.81%	1,118,795	108%
2016	11.45	0.29	0.08	0.37	-	-	-	11.82	0.70%	0.70%	2.60%	3.18%	793,592	59%
2015	11.74	0.23	(0.52)	(0.29)	-	-	-	11.45	0.69%	0.69%	1.87%	(2.44%)	761,986	74%
2014	13.10	0.48	(1.84)	(1.36)	-	-	-	11.74	0.69%	0.69%	3.83%	(10.37%)	1,070,076	82%
Health Sciences
Class I
2018	$35.73	$0.04	$2.78	$2.82	$-	$-	$-	$38.55	1.13%	1.13%	0.10%	7.90%	$374,644	30%
2017	28.82	0.01	6.90	6.91	-	-	-	35.73	1.13%	1.13%	0.03%	23.97%	382,294	37%
2016	30.65	0.02	(1.85)	(1.83)	-	-	-	28.82	1.13%	1.13%	0.08%	(5.97%)	318,388	48%
2015	27.97	(0.04)	2.72	2.68	-	-	-	30.65	1.13%	1.13%	(0.14%)	9.59%	401,444	54%
2014	22.46	(0.06)	5.57	5.51	-	-	-	27.97	1.13%	1.13%	(0.25%)	24.53%	342,433	93%
Class P
2018	39.06	0.13	3.05	3.18	-	-	-	42.24	0.92%	0.92%	0.31%	8.12%	33	30%
2017	31.44	0.09	7.53	7.62	-	-	-	39.06	0.91%	0.91%	0.24%	24.23%	30	37%
2016	33.37	0.09	(2.02)	(1.93)	-	-	-	31.44	0.92%	0.92%	0.29%	(5.77%)	24	48%
2015	30.39	0.02	2.96	2.98	-	-	-	33.37	0.92%	0.92%	0.07%	9.82%	26	54%
2014	24.35	(0.01)	6.05	6.04	-	-	-	30.39	0.91%	0.91%	(0.04%)	24.80%	24	93%

See Notes to Financial Statements	See explanation of references on C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Real Estate
Class I
2018	$24.22	$0.91	($2.72)	($1.81)	$-	$-	$-	$22.41	1.07%	1.05%		3.91%	(7.45%)	$232,920	87%
2017	23.46	0.01	0.75	0.76	-	-	-	24.22	1.06%	1.06%		0.06%	3.24%	285,963	44%
2016	22.01	0.59	0.86	1.45	-	-	-	23.46	1.06%	1.06%		2.59%	6.59%	313,208	21%
2015	21.68	0.34	(0.01)	0.33	-	-	-	22.01	1.05%	1.05%		1.58%	1.52%	318,919	35%
2014	16.60	0.32	4.76	5.08	-	-	-	21.68	1.05%	1.05%		1.68%	30.59%	374,485	29%
Class P
2018	25.22	0.92	(2.76)	(1.84)	-	-	-	23.38	0.87%	0.86%		3.81%	(7.27%)	147,732	87%
2017	24.38	(0.08)	0.92	0.84	-	-	-	25.22	0.86%	0.86%		(0.33%)	3.44%	249,186	44%
2016	22.82	0.64	0.92	1.56	-	-	-	24.38	0.86%	0.86%		2.69%	6.80%	370,544	21%
2015	22.44	0.45	(0.07)	0.38	-	-	-	22.82	0.85%	0.85%		2.00%	1.72%	475,537	35%
2014	17.15	0.29	5.00	5.29	-	-	-	22.44	0.85%	0.85%		1.50%	30.85%	498,308	29%
Technology
Class I
2018	$7.11	($0.05)	$0.17	$0.12	$-	$-	$-	$7.23	1.14%	1.14%		(0.63%)	1.79%	$145,479	31%
2017	5.12	(0.03)	2.02	1.99	-	-	-	7.11	1.14%	1.14%		(0.54%)	38.78%	134,386	31%
2016	5.48	(0.03)	(0.33)	(0.36)	-	-	-	5.12	1.16%	1.16%		(0.53%)	(6.61%)	87,182	104%
2015	5.65	(0.04)	(0.13)	(0.17)	-	-	-	5.48	1.14%	1.14%		(0.61%)	(3.04%)	99,742	26%
2014	5.15	(0.03)	0.53	0.50	-	-	-	5.65	1.14%	1.14%		(0.52%)	9.85%	93,793	135%
Class P
2018	8.97	(0.04)	0.22	0.18	-	-	-	9.15	0.93%	0.93%		(0.42%)	2.00%	17	31%
2017	6.45	(0.03)	2.55	2.52	-	-	-	8.97	0.92%	0.92%		(0.33%)	39.08%	16	31%
2016	6.89	(0.02)	(0.42)	(0.44)	-	-	-	6.45	0.94%	0.94%		(0.32%)	(6.41%)	12	104%
2015	7.10	(0.03)	(0.18)	(0.21)	-	-	-	6.89	0.93%	0.93%		(0.40%)	(2.84%)	13	26%
2014	6.45	(0.02)	0.67	0.65	-	-	-	7.10	0.93%	0.93%		(0.31%)	10.09%	13	135%
Currency Strategies
Class I
2018	$10.88	$0.02	$0.63	$0.65	$-	$-	$-	$11.53	0.92%	0.92	% (7)	0.18%	5.87%	$5,317	70%
2017	11.30	(0.05)	(0.37)	(0.42)	-	-	-	10.88	0.91%	0.91%		(0.43%)	(3.59%)	4,473	35%
2016	10.77	(0.07)	0.60	0.53	-	-	-	11.30	0.90%	0.90%		(0.66%)	4.88%	5,226	42%
2015	10.61	(0.07)	0.23	0.16	-	-	-	10.77	0.89%	0.89%		(0.72%)	1.43%	3,997	45%
2014	10.26	(0.08)	0.43	0.35	-	-	-	10.61	0.89%	0.89%		(0.75%)	3.53%	4,526	57%
Class P
2018	11.00	0.04	0.63	0.67	-	-	-	11.67	0.72%	0.72	% (7)	0.36%	6.08%	854,109	70%
2017	11.39	(0.03)	(0.36)	(0.39)	-	-	-	11.00	0.71%	0.71%		(0.23%)	(3.40%)	956,539	35%
2016	10.84	(0.05)	0.60	0.55	-	-	-	11.39	0.70%	0.70%		(0.46%)	5.09%	1,092,323	42%
2015	10.66	(0.05)	0.23	0.18	-	-	-	10.84	0.69%	0.69%		(0.52%)	1.63%	1,286,284	45%
2014	10.28	(0.06)	0.44	0.38	-	-	-	10.66	0.69%	0.69%		(0.56%)	3.74%	1,729,685	57%
Diversified Alternatives
Class I
2018	$11.36	($0.06)	($0.69)	($0.75)	$-	$-	$-	$10.61	1.66%	0.50%		(0.50%)	(6.60%)	$4,858	42%
2017	10.54	(0.06)	0.88	0.82	-	-	-	11.36	1.32%	0.50%		(0.50%)	7.72%	4,569	19%
2016	9.99	(0.05)	0.60	0.55	-	-	-	10.54	4.85%	0.50%		(0.50%)	5.50%	2,953	19%
10/30/2015 - 12/31/2015	10.00	(0.01)	- (8)	(0.01)	-	-	-	9.99	2.47%	0.50%		(0.50%)	(0.08%)	2,024	0	% (9)

See Notes to Financial Statements	See explanation of references on C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Equity Long/Short
Class I
2018	$15.08	$0.01	($2.60)	($2.59)	$-	$-	$-	$12.49	1.42%	1.27	% (7)	0.08%	(17.19%)	$20,778	0%
2017	12.87	(0.09)	2.30	2.21	-	-	-	15.08	1.40%	1.25%		(0.64%)	17.18%	32,045	0%
2016	11.57	(0.12)	1.42	1.30	-	-	-	12.87	1.40%	1.25%		(1.04%)	11.28%	20,446	0%
04/27/2015 - 12/31/2015	10.00	(0.09)	1.66	1.57	-	-	-	11.57	1.41%	1.26%		(1.20%)	15.67%	15,026	0%
Class P
2018	15.16	0.05	(2.63)	(2.58)	-	-	-	12.58	1.23%	1.08	% (7)	0.32%	(17.03%)	1,146,966	0%
2017	12.91	(0.07)	2.32	2.25	-	-	-	15.16	1.20%	1.05%		(0.48%)	17.42%	1,029,672	0%
2016	11.58	(0.10)	1.43	1.33	-	-	-	12.91	1.20%	1.05%		(0.85%)	11.50%	1,181,395	0%
04/27/2015 - 12/31/2015	10.00	(0.07)	1.65	1.58	-	-	-	11.58	1.19%	1.04%		(1.00%)	15.82%	1,321,744	0%
Global Absolute Return
Class I
2018	$11.95	$0.53	($1.63)	($1.10)	$-	$-	$-	$10.85	1.16%	1.16	% (7)	4.62%	(9.27%)	$32,185	72%
2017	11.24	0.55	0.16	0.71	-	-	-	11.95	1.14%	1.14%		4.68%	6.36%	36,174	88%
2016	10.75	0.55	(0.06)	0.49	-	-	-	11.24	1.13%	1.13%		5.05%	4.65%	13,989	79%
2015	10.46	0.55	(0.26)	0.29	-	-	-	10.75	1.12%	1.12%		5.14%	2.69%	14,083	93%
2014	9.87	0.48	0.11	0.59	-	-	-	10.46	1.15%	1.15%		4.70%	6.03%	10,686	127%
Class P
2018	12.08	0.56	(1.66)	(1.10)	-	-	-	10.98	0.96%	0.96	% (7)	4.82%	(9.09%)	828,693	72%
2017	11.34	0.58	0.16	0.74	-	-	-	12.08	0.94%	0.94%		4.88%	6.57%	1,015,108	88%
2016	10.82	0.58	(0.06)	0.52	-	-	-	11.34	0.93%	0.93%		5.23%	4.85%	827,690	79%
2015	10.51	0.58	(0.27)	0.31	-	-	-	10.82	0.92%	0.92%		5.36%	2.89%	1,117,228	93%
2014	9.89	0.49	0.13	0.62	-	-	-	10.51	0.95%	0.95%		4.82%	6.24%	1,534,502	127%
Pacific Dynamix - Conservative Growth
Class I
2018	$15.64	($0.06)	($0.54)	($0.60)	$-	$-	$-	$15.04	0.43%	0.38%		(0.38%)	(3.84%)	$516,504	9%
2017	14.23	(0.06)	1.47	1.41	-	-	-	15.64	0.42%	0.37%		(0.37%)	9.94%	554,361	11%
2016	13.32	(0.05)	0.96	0.91	-	-	-	14.23	0.42%	0.37%		(0.37%)	6.84%	522,146	8%
2015	13.47	(0.05)	(0.10)	(0.15)	-	-	-	13.32	0.42%	0.38%		(0.38%)	(1.10%)	458,930	9%
2014	12.76	(0.05)	0.76	0.71	-	-	-	13.47	0.42%	0.38%		(0.38%)	5.50%	441,650	11%
Pacific Dynamix - Moderate Growth
Class I
2018	$19.58	($0.07)	($1.01)	($1.08)	$-	$-	$-	$18.50	0.42%	0.37%		(0.37%)	(5.53%)	$2,250,973	8%
2017	17.21	(0.07)	2.44	2.37	-	-	-	19.58	0.41%	0.36%		(0.36%)	13.79%	2,413,720	6%
2016	15.87	(0.06)	1.40	1.34	-	-	-	17.21	0.42%	0.37%		(0.37%)	8.45%	2,022,205	5%
2015	16.16	(0.06)	(0.23)	(0.29)	-	-	-	15.87	0.41%	0.37%		(0.37%)	(1.85%)	1,793,442	2%
2014	15.32	(0.06)	0.90	0.84	-	-	-	16.16	0.42%	0.37%		(0.37%)	5.53%	1,580,279	6%
Pacific Dynamix - Growth
Class I
2018	$21.86	($0.08)	($1.52)	($1.60)	$-	$-	$-	$20.26	0.42%	0.37%		(0.37%)	(7.28%)	$717,105	14%
2017	18.60	(0.07)	3.33	3.26	-	-	-	21.86	0.42%	0.36%		(0.36%)	17.52%	772,806	13%
2016	16.88	(0.06)	1.78	1.72	-	-	-	18.60	0.42%	0.37%		(0.37%)	10.17%	624,976	10%
2015	17.30	(0.06)	(0.36)	(0.42)	-	-	-	16.88	0.42%	0.37%		(0.37%)	(2.45%)	574,532	6%
2014	16.41	(0.06)	0.95	0.89	-	-	-	17.30	0.42%	0.37%		(0.37%)	5.43%	524,769	8%
Portfolio Optimization Conservative
Class I
2018	$12.81	($0.04)	($0.39)	($0.43)	$-	$-	$-	$12.38	0.32%	0.32%		(0.32%)	(3.38%)	$1,513,368	18%
2017	11.93	(0.04)	0.92	0.88	-	-	-	12.81	0.32%	0.32%		(0.31%)	7.37%	1,819,223	11%
2016	11.28	(0.04)	0.69	0.65	-	-	-	11.93	0.32%	0.32%		(0.32%)	5.83%	2,019,885	29%
2015	11.28	(0.04)	0.04	-	-	-	-	11.28	0.31%	0.31%		(0.31%)	(0.03%)	2,119,782	19%
2014	10.91	(0.04)	0.41	0.37	-	-	-	11.28	0.31%	0.31%		(0.31%)	3.39%	2,422,841	13%

See Notes to Financial Statements	See explanation of references on C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Portfolio Optimization Moderate-Conservative
Class I
2018	$13.89	($0.04)	($0.65)	($0.69)	$-	$-	$-	$13.20	0.32%	0.32%	(0.32%)	(4.99%)	$2,436,704	19%
2017	12.54	(0.04)	1.39	1.35	-	-	-	13.89	0.31%	0.31%	(0.31%)	10.79%	3,012,199	9%
2016	11.74	(0.04)	0.84	0.80	-	-	-	12.54	0.32%	0.32%	(0.32%)	6.78%	3,501,918	16%
2015	11.79	(0.04)	(0.01)	(0.05)	-	-	-	11.74	0.31%	0.31%	(0.31%)	(0.41%)	3,704,156	17%
2014	11.34	(0.04)	0.49	0.45	-	-	-	11.79	0.31%	0.31%	(0.31%)	4.03%	4,196,686	17%
Portfolio Optimization Moderate
Class I
2018	$14.86	($0.05)	($0.92)	($0.97)	$-	$-	$-	$13.89	0.32%	0.32%	(0.32%)	(6.55%)	$9,804,910	19%
2017	13.13	(0.04)	1.77	1.73	-	-	-	14.86	0.31%	0.31%	(0.31%)	13.22%	12,153,581	9%
2016	12.14	(0.04)	1.03	0.99	-	-	-	13.13	0.32%	0.32%	(0.32%)	8.08%	12,248,929	14%
2015	12.19	(0.04)	(0.01)	(0.05)	-	-	-	12.14	0.31%	0.31%	(0.31%)	(0.36%)	12,849,093	16%
2014	11.65	(0.04)	0.58	0.54	-	-	-	12.19	0.31%	0.31%	(0.31%)	4.62%	14,825,332	16%
Portfolio Optimization Growth
Class I
2018	$15.88	($0.05)	($1.25)	($1.30)	$-	$-	$-	$14.58	0.32%	0.32%	(0.32%)	(8.19%)	$8,221,474	19%
2017	13.64	(0.05)	2.29	2.24	-	-	-	15.88	0.31%	0.31%	(0.31%)	16.38%	10,373,218	12%
2016	12.54	(0.04)	1.14	1.10	-	-	-	13.64	0.32%	0.32%	(0.32%)	8.81%	10,222,380	17%
2015	12.58	(0.04)	- (8)	(0.04)	-	-	-	12.54	0.31%	0.31%	(0.31%)	(0.33%)	10,758,744	16%
2014	11.97	(0.04)	0.65	0.61	-	-	-	12.58	0.31%	0.31%	(0.31%)	5.08%	12,300,634	17%
Portfolio Optimization Aggressive-Growth
Class I
2018	$16.38	($0.05)	($1.49)	($1.54)	$-	$-	$-	$14.84	0.32%	0.32%	(0.32%)	(9.39%)	$1,850,216	18%
2017	13.81	(0.05)	2.62	2.57	-	-	-	16.38	0.31%	0.31%	(0.31%)	18.60%	2,314,010	14%
2016	12.63	(0.04)	1.22	1.18	-	-	-	13.81	0.32%	0.32%	(0.32%)	9.33%	2,222,199	11%
2015	12.75	(0.04)	(0.08)	(0.12)	-	-	-	12.63	0.31%	0.31%	(0.31%)	(0.91%)	2,312,489	16%
2014	12.11	(0.04)	0.68	0.64	-	-	-	12.75	0.31%	0.31%	(0.31%)	5.29%	2,639,423	19%
PSF DFA Balanced Allocation
Class D
2018	$11.94	$0.32	($1.06)	($0.74)	$-	$-	$-	$11.20	0.54%	0.54%	2.69%	(6.19%)	$161,971	11%
2017	10.57	0.30	1.07	1.37	-	-	-	11.94	0.59%	0.55%	2.65%	12.98%	102,404	16%
04/29/2016 - 12/31/2016	10.00	0.24	0.33	0.57	-	-	-	10.57	0.85%	0.55%	3.50%	5.72%	33,115	30%

See Notes to Financial Statements	See explanation of references on C-37

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

(1)	Per share amounts have been calculated using the average shares method.
(2)	For Funds that commenced operations after January 1, 2014, the first date reported represents the commencement date of operations for the Fund.
(3)	No dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy (see Note 2B in Note to Financial Statements).
(4)	The ratios for periods of less than one full year are annualized.
(5)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any, as discussed in Notes 6, 7B, and 7C in Notes to the Financial Statements. The expense ratios for the Diversified Alternatives, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios do not include expenses of their respective underlying funds (see Note 1 in Notes to Financial Statements) in which they invest.
(6)	Total returns for periods of less than one full year are not annualized.
(7)	The ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended December 31, 2018 are as follows:

Portfolio	Class I	Class P
Diversified Bond	0.64%	0.44%
Inflation Managed	0.65%	0.45%
Inflation Strategy	0.63%	0.43%
Managed Bond	0.64%	0.44%
Currency Strategies	0.90%	0.70%
Equity Long/Short	1.25%	1.05%
Global Absolute Return	1.15%	0.95%

(8)	Reflects an amount rounding to less than $0.01 per share or 0.01%.
(9)	The portfolio turnover rate for Diversified Alternatives Portfolio reflects an amount rounding to less than 1% for the period ended December 31, 2015.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, management investment company. The Trust was organized on May 4, 1987 as a Massachusetts business trust (the “Massachusetts Trust”), and was reorganized as a Delaware statutory trust on June 30, 2016. In connection with other actions taken to accomplish the reorganization, the Massachusetts Trust, as sole initial shareholder of each Fund of the Trust, approved all material agreements of the Trust, including the investment advisory and sub-advisory agreements. These agreements were also approved by the initial Trustees of the Trust, who served as the Trustees of the Massachusetts Trust prior to the reorganization.

Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of December 31, 2018, the Trust was comprised of fifty-six separate funds, forty-seven of which are presented in these financial statements (each individually a “Fund”, and collectively the “Funds”):

Core Income Portfolio (1)	Large-Cap Growth Portfolio (1)	Real Estate Portfolio (1)
Diversified Bond Portfolio (1)	Large-Cap Value Portfolio (1)	Technology Portfolio
Floating Rate Income Portfolio (1)	Main Street® Core Portfolio (1)	Currency Strategies Portfolio (1)
Floating Rate Loan Portfolio (1)	Mid-Cap Equity Portfolio (1)	Diversified Alternatives Portfolio
High Yield Bond Portfolio (1)	Mid-Cap Growth Portfolio (1)	Equity Long/Short Portfolio (1)
Inflation Managed Portfolio (1)	Mid-Cap Value Portfolio (1)	Global Absolute Return Portfolio (1)
Inflation Strategy Portfolio (1)	Small-Cap Equity Portfolio (1)	Pacific Dynamix — Conservative Growth Portfolio (2)
Managed Bond Portfolio (1)	Small-Cap Growth Portfolio (1)	Pacific Dynamix — Moderate Growth Portfolio (2)
Short Duration Bond Portfolio (1)	Small-Cap Index Portfolio (1)	Pacific Dynamix — Growth Portfolio (2)
Emerging Markets Debt Portfolio (1)	Small-Cap Value Portfolio (1)	Portfolio Optimization Conservative Portfolio (3)
Comstock Portfolio (1)	Value Advantage Portfolio (1)	Portfolio Optimization Moderate-Conservative Portfolio (3)
Developing Growth Portfolio (1)	Emerging Markets Portfolio (1)	Portfolio Optimization Moderate Portfolio (3)
Dividend Growth Portfolio (1)	International Large-Cap Portfolio (1)	Portfolio Optimization Growth Portfolio (3)
Equity Index Portfolio (1)	International Small-Cap Portfolio (1)	Portfolio Optimization Aggressive-Growth Portfolio (3)
Focused Growth Portfolio	International Value Portfolio (1)	PSF DFA Balanced Allocation Portfolio
Growth Portfolio (1)	Health Sciences Portfolio

(1)	These Funds are collectively known as the “Underlying Funds”.
(2)	These Funds are collectively known as the “Pacific Dynamix Portfolios”.
(3)	These Funds are collectively known as the “Portfolio Optimization Portfolios”.

The Trust offers three separate share classes: Class D, Class I, and Class P. Each Fund presented in these financial statements – except for the Small-Cap Growth Portfolio, Diversified Alternatives Portfolio, Pacific Dynamix Portfolios, Portfolio Optimization Portfolios, and PSF DFA Balanced Allocation Portfolio – offers both Class I and Class P shares. The Diversified Alternatives Portfolio, Pacific Dynamix Portfolios, and Portfolio Optimization Portfolios offer Class I shares only. The PSF DFA Balanced Allocation Portfolio offers Class D shares only. The Small-Cap Growth Portfolio offers Class P shares only.

The Portfolio Optimization Portfolios, Pacific Dynamix Portfolios, Diversified Alternatives Portfolio, and the PSF DFA Balanced Allocation Portfolio are known individually as “Fund of Funds” and collectively as the “Funds of Funds.”

The Diversified Alternatives Portfolio and Portfolio Optimization Portfolios invest their assets in Class P shares of certain Underlying Funds (see Note 7D). Presently, only the Diversified Alternatives Portfolio, Portfolio Optimization Portfolios, the Investment Adviser, and certain of its affiliates can invest in Class P shares of the Underlying Funds.

The Pacific Dynamix Portfolios invest their assets in Class P shares of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios (collectively, the “Pacific Dynamix Underlying Funds”) (see Note 7D). Presently, only the Pacific Dynamix Portfolios, the Investment Adviser, and certain of its affiliates can invest in the Pacific Dynamix Underlying Funds.

The PSF DFA Balanced Allocation Portfolio invests its assets in a variety of eligible third party mutual funds and/or variable insurance trusts (the “DFA Underlying Funds”) which, in turn, invest in domestic and foreign equity and debt instruments. The DFA Underlying Funds are offered by Dimensional Investment Group Inc. and/or DFA Investment Dimensions Group Inc., as managed by Dimensional Fund Advisors LP, and are not funds of the Trust. Dimensional Investment Group Inc. and DFA Investment Dimensions Group, Inc. are not affiliated with the Trust, the Fund, the Distributor or the Investment Adviser.

There is a separate annual report containing the financial statements for the Pacific Dynamix Underlying Funds, which is available without charge. For information on how to obtain the annual report for these Funds, see the Where to Go for More Information section of this report on page F-26.

Class D and Class I shares of the Funds within the Trust are offered only to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which Funds of the Trust to make available.

Main Street is a registered trademark of OppenheimerFunds, Inc.

The Trust’s Board of Trustees approved a plan of reorganization for the Floating Rate Income Portfolio to acquire all of the assets and liabilities of the Floating Rate Loan Portfolio, which is expected to occur on or about March 15, 2019.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP. The following Accounting Standards Update(s) (each an “ASU”) were implemented during this reporting cycle.

On November 17, 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. This update intends to reduce diversity in the presentation of restricted cash and restricted cash equivalents in the statement. Any restricted cash and restricted cash equivalents is included as components of cash and cash equivalents as presented on the statement of cash flows (disclosures have been amended as reported on page C-25).

On August 28, 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. This update intends to improve the effectiveness of disclosure requirements on fair value measurements, including the consideration of costs and benefits. As a result of the implementation of ASU 2018-13, certain disclosures were removed from the Schedules of Investments and Note 3D.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased (see Note 4) by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund of the Trust is treated as a partnership for Federal income tax purposes. As partnerships, none of these Funds are required to distribute taxable income and capital gains (see Note 11). No dividend and capital gain distributions have been paid by any Fund during the fiscal year ended December 31, 2018 and there will be no dividends and capital gains distributions paid by any Fund in future years under the current dividend and distribution policy.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses, are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

F. NEW PRONOUNCEMENTS NOT YET ADOPTED

On March 30, 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which requires the premium associated with the purchase of callable debt securities be amortized to the earliest call date and no longer amortized through the contractual life of the instrument. The changes are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management has determined that this new accounting pronouncement will have no impact on the financial statements.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund presented in these financial statements is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and does not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, option contracts, and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, option contracts, and swap agreements for which no settlement price is reported, are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

models, broker quotes or other methodologies pursuant to the Trust’s Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Investments in Mutual Funds and Variable Insurance Trusts

Fund investments in affiliated or unaffiliated mutual funds (and/or variable insurance trusts) are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC, or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value, a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of Pacific Life, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

● Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
● Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
● Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange-traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of December 31, 2018, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker-dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Forward Bond Contracts

Forward bond contracts are generally valued based on the current price of the underlying bond, as provided by a third-party pricing service, and current interest rates. To the extent that these inputs are observable and timely, the fair values of forward bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Interest rate swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Credit default swaps traded over-the-counter are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps that are traded and cleared on a securities exchange or swap execution facility are fair valued based on quoted prices from the applicable exchange and are categorized as Level 2. Total Return swaps traded over-the-counter are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Basket Swaps – The value of total return basket swaps are derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. To the extent that these inputs are observable and timely, the fair values of total return basket swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Volatility Swaps – Volatility swaps traded over-the-counter are fair valued using pricing models that are based on real-time snap shots of relevant discount interest rate curves, volatility inputs, and present value of future cash flows, which are observable from the market and built using the most actively traded securities for a given maturity. In addition, market data pertaining to volatility swaps are monitored regularly to ensure that volatility rates are properly depicting the current volatility rate. To the extent that these inputs are observable and timely, the fair values of volatility swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any outstanding unfunded loan commitments are presented in the Notes to Schedules of Investments section of each applicable Fund’s Schedule of Investments. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset (unfunded loan commitment appreciation) or a liability (unfunded loan commitment depreciation) and any change in net unrealized appreciation or depreciation for the reporting period is recorded as a change in net unrealized appreciation or depreciation on unfunded loan commitment. As of December 31, 2018, the Floating Rate Income and Floating Rate Loan Portfolios had unfunded loan commitments of $471,337 and $649,035 respectively, (see details in the Notes to Schedules of Investments).

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Fund of Funds Investments

The Diversified Alternatives Portfolio and Portfolio Optimization Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among those Underlying Funds. Allocations among the Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given the various levels of risk tolerance. The allocations of the Diversified Alternatives Portfolio and Portfolio Optimization Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Diversified Alternatives Portfolio and Portfolio Optimization Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Underlying Fund (see Note 7D).

The Pacific Dynamix Portfolios are exposed to the same risks as the Pacific Dynamix Underlying Funds in direct proportion to the allocation of their assets among those Pacific Dynamix Underlying Funds. The annual report for the Pacific Dynamix Underlying Funds contains information about the risks associated with investing in the Pacific Dynamix Underlying Funds. Allocations among the Pacific Dynamix Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Pacific Dynamix Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Pacific Dynamix Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Pacific Dynamix Underlying Fund (see Note 7D).

The PSF DFA Balanced Allocation Portfolio is exposed to the same risks as the DFA Underlying Funds in direct proportion to the allocation of its assets among the DFA Underlying Funds. Allocations among the DFA Underlying Funds are determined using an asset allocation process and may be adjusted based on PLFA’s views of market conditions, its outlook for various asset classes or other factors. The allocations of the PSF DFA Balanced Allocation Portfolio may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or DFA Underlying Funds may cause it to underperform other mutual funds with a similar investment objective. The PSF DFA Balanced Allocation Portfolio may invest in any or all of the DFA Underlying Funds, but will not necessarily be invested in every DFA Underlying Fund at any particular time.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country, or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. The exact time frame for the implementation of Brexit is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue, and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, London Interbank Offered Rates (“LIBOR”) or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2018, no participation interest in Senior Loans was held by any of the Funds presented in these financial statements.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust,

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis, including TBA securities. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited, or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buybacks Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own. A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the reasons described: The Diversified Bond Portfolio used futures to manage duration and yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into futures contracts to manage interest rate exposure, to provide liquidity, and as a substitute for cash bond exposure. The Inflation Strategy Portfolio used futures for hedging purposes and to manage duration and yield curve exposure. The Short Duration Bond Portfolio used interest rate futures contracts to manage duration and interest rate risk. The Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios utilized futures to provide market exposure proportionate to the size of each Fund’s cash flows and residual cash balances. The International Large-Cap, International Small-Cap and International Value Portfolios utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets for the funds-of-funds. The Equity Long/Short Portfolio used futures to gain exposure to the equity market. The Global Absolute Return Portfolio used futures to manage duration and interest rate risk, to maintain full exposure to the equities market, to manage exposure to various markets and interest rates, to provide daily liquidity for the Fund’s inflows and outflows, and to enhance returns.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying reference asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying reference asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the reasons described: The Diversified Bond Portfolio used options to manage duration and yield curve exposure. The Inflation Managed and Managed Bond Portfolios purchased and sold/wrote options and swaptions on futures, currencies, bond indices, volatility, mortgage pass-through, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Managed Bond Portfolio held inflation floors to hedge duration, and the Inflation Managed Portfolio sold/wrote inflation caps and floors to hedge duration. The Inflation Strategy Portfolio purchased swaptions on interest rates for hedging purposes. The Mid-Cap Growth and Health Sciences Portfolios purchased and wrote option contracts on individual equity securities to gain exposure to certain companies, to generate income, for liquidity enhancement, and to hedge market risk on equity securities. The Currency Strategies Portfolio purchased options to gain exposure to the currency market as part of the Fund’s investment strategy. The Global Absolute Return Portfolio purchased or wrote options to protect gains and to enhance returns.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, the following Funds entered into forward foreign currency contracts for the reasons described: The Diversified Bond Portfolio used Forward Contracts for hedging purposes (to help protect the Funds’ returns against adverse currency movements) and to manage currency exposures. The Inflation Managed and Managed Bond Portfolios used Forward Contracts in connection with settling planned purchases or sales of investments, to hedge against currency exposure associated with some or all of these investments, and as a part the investment strategy for these Funds. The Short Duration Bond, Emerging Markets Debt and Equity Long/Short Portfolios used Forward Contracts to gain market exposure, for hedging purposes to help protect the Fund’s returns against adverse currency movements, and as a part of the Fund’s investment strategy. The Comstock Portfolio used Forward Contracts for hedging purpose to help protect the Fund’s returns against adverse currency movement and to isolate stock selection as the primary driver of performance. The Health Sciences Portfolio used Forward Contracts to manage exposure to foreign currencies and as an economic hedge against specific transactions and Fund investments. The Currency Strategies Portfolio utilized non-deliverable Forwards Contracts to gain or increase exposure to various currencies (both long and short positions) for hedging purposes to protect the Fund’s returns against adverse currency movements and as a part of the Fund’s investment strategy. The Global Absolute Return Portfolio used Forward Contracts for hedging purposes to protect the Fund’s returns against adverse currency movements, to shift foreign currency exposure back to U.S. dollars, to shift exposure from one currency to another, to enhance returns, and as a substitute for securities.

Forward Bond Contracts – Forward bond contracts represent a short-term forward contract to purchase a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For forward bond contracts, unrealized gains and losses, based on changes in the value of the contract, are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

None of the Funds presented in these financial statements held Forward Bond Contracts as of December 31, 2018.

Forward Volatility Agreements – Forward volatility agreements are transactions in which two parties agree to the purchase or sale of an option straddle on an underlying exchange rate at the expiration of the agreement. The strike volatility rate and expiration date are determined at the trade date. At expiration, the amount settled is determined based on an options pricing model (typically Black Scholes), the then-current spot exchange rate, interest rates, and the agreed upon implied volatility. Changes in the value of the forward volatility agreement are recorded as unrealized gains or losses. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying exchange rate.

During the reporting period, the Global Absolute Return Portfolio entered into Forward Volatility Agreements to enhance returns.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

During the reporting period, the following Funds entered into interest rate swap agreements for the reasons described: The Diversified Bond Portfolio entered into interest rate swaps in order to manage duration and yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure. The Inflation Strategy Portfolio utilizes interest rate swaps to manage interest rate curve and duration exposure. The Emerging Markets Debt Portfolio entered into interest rate swaps to gain market exposure, for hedging purposes, and as a part of the Fund’s investment strategy. The Global Absolute Return Portfolio entered into interest rate swaps for hedging purposes, to enhance returns, and to manage exposure to markets.

Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

During the reporting period, the Global Absolute Return Portfolio entered into cross currency swaps for hedging purposes, to enhance returns, and to manage exposure to the markets.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to the Fund because, in addition to the total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedowns or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap agreements is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2018 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the reasons described: The Diversified Bond Portfolio utilized credit default swaps to adjust credit exposure on the margin. The Inflation Managed and Managed Bond Portfolios sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and to the broader investment grade, high yield, mortgage or emerging markets through the use of credit default swaps on credit indices. The Inflation Managed Portfolio purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, and to take advantage of the basis between the credit default swap and cash bond market. The Global Absolute Return Portfolio entered into credit default swaps to increase or decrease credit exposure to individual issuers of debt securities, to increase or decrease exposure to a specific security or basket of securities, and to enhance returns.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the following Funds entered into total return swap agreements for the reasons described: The Inflation Managed Portfolio entered into total return swaps to gain exposure to various markets and as a substitute for physical securities. The Emerging Markets Debt and Global Absolute Return Portfolios entered into total return swaps to gain market exposure, for hedging purposes, and as a part of the Fund’s investment strategy. The Equity Long/Short Portfolio entered into total return swaps to gain exposure to various markets.

Total Return Basket Swaps – A total return basket swap is designed to function as a Fund of direct investments in long and short equity or fixed income positions. The Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation or depreciation, corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These financing fees are based on defined market rates or a specified benchmark rate, plus or minus a specified spread. Positions within the swap are reset periodically, and financing fees are reset monthly. At maturity, any unrealized gain or loss on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the Master Agreement between the Fund and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation or depreciation on swaps in the Statements of Operations.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Cash settlements between a Fund and the counterparty are recognized as realized gain or loss on swap transactions in the Statements of Operations. Total return basket swaps outstanding at period end, if any, are disclosed in Notes to Schedule of Investments.

During the reporting period, the Equity Long/Short Portfolio entered into total return basket swap agreements to gain exposure to equity indices and to gain security level stock exposure.

Volatility Swaps – Volatility swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying reference asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying reference asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero.

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying reference asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying reference asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying reference asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying reference asset.

None of the Funds presented in these financial statements held volatility swaps as of December 31, 2018.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Outstanding purchased options, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
Interest rate contracts	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap agreements appreciation	Swap agreements depreciation
Foreign currency contracts	Outstanding purchased options, at value	Outstanding options written, at value
	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap agreements appreciation	Swap agreements depreciation
	Forward foreign currency contracts appreciation Forward volatility agreements appreciation	Forward foreign currency contracts depreciation Forward volatility agreements depreciation
Commodity contracts	Swap agreements appreciation	Swap agreements depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of December 31, 2018:

		Asset Derivative Investments, Value
Portfolio	Total Value at December 31, 2018	Commodity Contracts	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$75,836,219	$-	$1,996,086		$-		$15,284,235 *	$58,555,898	*
Inflation Managed	5,023,587	-	226,966	*	-		2,141,067	2,655,554
Inflation Strategy	3,003,610	-	-		-		-	3,003,610	*
Managed Bond	33,581,074	-	1,401,320	*	-		11,761,036	20,418,718	*
Short Duration Bond	2,002,748	-	-		-		441	2,002,307	*
Emerging Markets Debt	11,248,696	-	-		-		10,588,584	660,112	*
Comstock	197,579	-	-		-		197,579	-
Health Sciences	45,744	-	-		-		45,744	-
Currency Strategies	41,282,820	-	-		-		41,282,820	-
Equity Long/Short	44,487,260	-	-		42,404,309	*	2,082,951	-
Global Absolute Return	54,179,444	4,547,028	2,133,050	*	-		31,885,571	15,613,795	*

		Liability Derivative Investments, Value
Portfolio	Total Value at December 31, 2018	Commodity Contracts	Credit Contracts		Equity Contracts		Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($58,636,930)	$-	($6,064,535)		$-		($11,046,981 )*	($41,525,414	)*
Inflation Managed	(8,324,200)	-	(114,413	)*	-		(753,199)	(7,456,588	)*
Inflation Strategy	(853,438)	-	-		-		-	(853,438	)*
Managed Bond	(63,272,844)	-	(523,602)		-		(16,793,427)	(45,955,815	)*
Short Duration Bond	(448,457)	-	-		-		(3,583)	(444,874	)*
Emerging Markets Debt	(7,683,538)	-	-		-		(4,763,594)	(2,919,944	)*
Comstock	(316,933)	-	-		-		(316,933)	-
Equity Index	(564,547)	-	-		(564,547	)*	-	-
Small-Cap Equity	(44,870)	-	-		(44,870	)*	-	-
Small-Cap Index	(140,013)	-	-		(140,013	)*	-	-
Currency Strategies	(9,889,005)	-	-		-		(9,889,005)	-
Equity Long/Short	(43,168,016)	-	-		(41,930,950	)*	(1,237,066)	-
Global Absolute Return	(71,663,090)	(2,531,479)	(9,477,231	)*	(255,267)		(41,065,132)	(18,333,981	)*

*	Includes cumulative appreciation (depreciation) of futures contracts, centrally cleared options, and/or centrally cleared swaps as reported in the Notes to Schedules of Investments.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on futures contract transactions
Equity contracts	Net realized gain (loss) on purchased option transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on forward bonds and forward volatility agreements
Net realized gain (loss) on forward foreign currency contract transactions
Net realized gain (loss) on futures contract transactions
Net realized gain (loss) on purchased option transactions
Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on forward bonds and forward volatility agreements
Change in net unrealized appreciation (depreciation) on forward foreign currency contracts
Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options
Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options
Commodity contracts	Net realized gain (loss) on swap transactions
Change in net unrealized appreciation (depreciation) on swaps

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended December 31, 2018:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($32,867,648)	$-	$4,555,801	$-	($3,461,550)	($33,961,899)
Inflation Managed	10,104,574	-	(147,727)	-	4,633,351	5,618,950
Inflation Strategy	(27,030)	-	-	-	-	(27,030)
Managed Bond	6,994,400	-	(10,630)	-	(760,675)	7,765,705
Short Duration Bond	(3,021,150)	-	-	-	70,195	(3,091,345)
Emerging Markets Debt	(23,762,327)	-	-	-	(22,514,878)	(1,247,449)
Comstock	283,663	-	-	-	283,663	-
Equity Index	(2,803,804)	-	-	(2,803,804)	-	-
Mid-Cap Growth	(488,894)	-	-	(488,894)	-	-
Small-Cap Equity	(459,310)	-	-	(459,310)	-	-
Small-Cap Index	(5,846,010)	-	-	(5,846,010)	-	-
International Large-Cap	(79,018)	-	-	(79,018)	-	-
International Small-Cap	(4,535,063)	-	-	(4,534,814)	(249)	-
International Value	(893,018)	-	-	(892,460)	(558)	-
Health Sciences	(83,213)	-	-	(7,212)	(76,001)	-
Currency Strategies	5,911,529	-	-	-	5,911,529	-
Equity Long/Short	(162,888,222)	-	-	(147,288,776)	(15,599,446)	-
Global Absolute Return	(64,168,441)	(13,904,290)	(15,820,758)	(8,856,037)	(11,883,320)	(13,704,036)

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$13,324,749	$-	($5,024,460)	$-	$1,696,312	$16,652,897
Inflation Managed	712,785	-	255,928	-	4,243,206	(3,786,349)
Inflation Strategy	(478,041)	-	-	-	-	(478,041)
Managed Bond	(6,516,903)	-	(1,081,499)	-	23,046,415	(28,481,819)
Short Duration Bond	2,222,389	-	-	-	14,942	2,207,447
Emerging Markets Debt	3,247,666	-	-	-	5,279,499	(2,031,833)
Comstock	1,561,883	-	-	-	1,561,883	-
Equity Index	(827,685)	-	-	(827,685)	-	-
Mid-Cap Growth	44,210	-	-	44,210	-	-
Small-Cap Equity	(36,811)	-	-	(36,811)	-	-
Small-Cap Index	(247,090)	-	-	(247,090)	-	-
Health Sciences	132,754	-	-	-	132,754	-
Currency Strategies	83,890,012	-	-	-	83,890,012	-
Equity Long/Short	(73,974,817)	-	-	(73,057,613)	(917,204)	-
Global Absolute Return	18,338,719	2,015,549	5,537,883	3,950,262	1,486,092	5,348,933

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of the average number of positions and values of derivative investments by derivative type for the fiscal year ended December 31, 2018:

	Average Positions and Value of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Option Contracts		Swap Agreements
Portfolio	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
Diversified Bond	29	$6,959,568	31	($484,272)	48	$758,209	16	($5,554,918)
Inflation Managed	20	(834,702)	71	626,055	35	11,065	92	(362,806)
Inflation Strategy	4	(37,614)	-	-	5	2,024,668	6	(11,452)
Managed Bond	20	(7,267,792)	119	(1,036,839)	41	(845,684)	37	2,900,589
Short Duration Bond	3	63,992	3	(814)	-	-	-	-
Emerging Markets Debt	-	-	116	518,968	-	-	16	(1,320,101)
Comstock	-	-	14	(286,679)	-	-	-	-
Equity Index	1	(658,620)	-	-	-	-	-	-
Mid-Cap Growth	-	-	-	-	2	(5,858)	-	-
Small-Cap Equity	1	(29,827)	-	-	-	-	-	-
Small-Cap Index	1	(238,538)	-	-	-	-	-	-
Health Sciences	-	-	3	(31,838)	-	-	-	-
Currency Strategies	-	-	65	3,289,812	4	889,839	-	-
Equity Long/Short	13	(6,988,012)	46	(489,536)	-	-	25	19,428,453
Global Absolute Return	4	(2,898,884)	244	(5,889,456)	25	7,334,665	284	(17,414,936)

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the fiscal year ended December 31, 2018.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of financial and derivative instruments that are subject to enforceable master agreements with netting arrangements (or similar arrangements) and collateral received and pledged in connection with the master agreements with netting arrangements (or similar arrangements) as of December 31, 2018:

	Gross Amounts Presented in the Statement of Assets and Liabilties	Gross Amounts Not Offset in Statement of Assets and Liabilities			Gross Amounts Presented in the Statement of Assets and Liabilities	Gross Amounts Not Offset in Statement of Assets and Liabilities
Description		Financial Instrument	Collateral Received	Net Amount		Financial Instrument	Collateral Pledged	Net Amount
	Assets				Liabilities

Diversified Bond
Swap agreements	$3,066,629	$-	($3,066,629)	$-	$-	$-	$-	$-
Option contracts	3,195,342	(229,111)	-	2,966,231	(259,925)	229,111	-	(30,814)
Forward foreign currency contracts	9,361,495	(7,849,340)	-	1,512,155	(8,866,397)	7,849,340	-	(1,017,057)

Inflation Managed
Swap agreements	54,105	-	(46,750)	7,355	(172,641)	-	51,316	(121,325)
Option contracts	40	-	-	40	(124,065)	-	8,898	(115,167)
Forward foreign currency contracts	2,141,067	(484,815)	(1,286,221)	370,031	(751,667)	484,815	-	(266,852)
Sale-buyback financing transactions					(431,497,135)	429,814,539	601,105	(1,081,491)

Inflation Strategy
Swap agreements	-	-	-	-	(680,264)	-	580,000	(100,264)
Option contracts	2,831,650	-	(2,811,119)	20,531	-	-	-	-
Reverse repurchase agreements					(295,928,318)	-	295,928,318	-

Managed Bond
Swap agreements	1,074,374	-	-	1,074,374	-	-	-	-
Option contracts	496,466	(490,845)	-	5,621	(564,866)	490,845	27,131	(46,890)
Forward foreign currency contracts	11,753,389	(9,966,270)	(1,404,858)	382,261	(16,793,427)	9,966,270	4,865,603	(1,961,554)
Reverse repurchase agreements					(4,555,000)	-	4,555,000	-
Sale-buyback financing transactions					(476,012,702)	476,012,702	-	-

Short Duration Bond
Forward foreign currency contracts	441	-	-	441	(3,583)	-	-	(3,583)

Emerging Markets Debt
Swap agreements	-	-	-	-	(1,554,039)	-	-	(1,554,039)
Forward foreign currency contracts	10,588,584	(3,353,088)	(5,050,001)	2,185,495	(4,763,594)	3,353,088	1,000,000	(410,506)

Comstock
Forward foreign currency contracts	197,579	(98,293)	-	99,286	(316,933)	98,293	-	(218,640)

Health Sciences
Forward foreign currency contracts	45,744	-	-	45,744	-	-	-	-

Currency Strategies
Forward foreign currency contracts	41,282,820	(9,889,005)	(26,141,751)	5,252,064	(9,889,005)	9,889,005	-	-

Equity Long/Short
Swap agreements	42,356,708	(16,010,849)	(23,495,122)	2,850,737	(19,671,058)	16,010,849	3,152,281	(507,928)
Forward foreign currency contracts	2,082,951	(1,237,066)	-	845,885	(1,237,066)	1,237,066	-	-

Global Absolute Return
Swap agreements	6,333,981	(4,320,772)	(66,698)	1,946,511	(10,232,563)	4,320,772	3,288,223	(2,623,568)
Option contracts	7,550,538	-	(4,873,850)	2,676,688	-	-	-	-
Forward foreign currency contracts	30,764,426	(28,875,465)	(474,599)	1,414,362	(41,065,132)	28,875,465	6,320,592	(5,869,075)

During the reporting period, certain Funds may have had investments in repurchase agreements. The gross value and related collateral received for these investments, if any, are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral, if any, held by each applicable Fund presented in these financial statements, exceeded the value of the repurchase agreements as of December 31, 2018.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

6. INVESTMENT ADVISORY, ADMINISTRATION AND SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life, serves as Investment Adviser to each Fund of the Trust. PLFA receives investment advisory fees from each Fund which are based on annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise for certain Funds presented in these financial statements. PLFA manages the Diversified Alternatives, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios directly. PLFA also manages the Core Income, Floating Rate Income, and High Yield Bond Portfolios under the name Pacific Asset Management. PLFA, as Investment Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of December 31, 2018, the investment advisory fees that PLFA receives from each Fund based upon an annual percentage of the average daily net assets of each Fund, and the sub-adviser of each Fund, are as follows:

Portfolio	Investment Advisory Fee Rate	Advisory Fee Waiver through April 30, 2019 (unless otherwise noted)	Sub-Adviser(s)
Core Income	0.50% on first $4 billion 0.48% on excess
Diversified Bond	0.40% on first $4 billion 0.38% on excess		Western Asset Management Company, LLC
Floating Rate Income (1)	0.65% on first $1 billion 0.62% on next $1 billion 0.59% on next $2 billion 0.57% on excess
Floating Rate Loan	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess	0.10%	Eaton Vance Investment Managers
High Yield Bond	0.40% on first $4 billion 0.38% on excess
Inflation Managed Managed Bond	0.40% on first $4 billion 0.38% on excess		Pacific Investment Management Company LLC
Inflation Strategy	0.40% on first $200 million 0.35% on next $800 million 0.34% on next $1 billion 0.33% on excess		Barings LLC
Short Duration Bond	0.40% on first $4 billion 0.38% on excess		T. Rowe Price Associates, Inc.
Emerging Markets Debt	0.785% on first $1 billion 0.755% on next $1 billion 0.725% on next $2 billion 0.705% on excess	0.02% (Effective November 1, 2018 through April 30, 2020)	Ashmore Investment Management Limited
Comstock	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	0.015%	Invesco Advisers, Inc.
Developing Growth	0.60% on first $4 billion 0.58% on excess		Lord, Abbett & Co. LLC
Dividend Growth	0.70% on first $100 million 0.66% on next $900 million 0.63% on next $3 billion 0.61% on excess		T. Rowe Price Associates, Inc.
Equity Index	0.05% on first $4 billion 0.03% on excess		BlackRock Investment Management, LLC
Focused Growth	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess		Janus Capital Management LLC
Growth	0.55% on first $4 billion 0.53% on excess		MFS Investment Management
Large-Cap Growth	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	0.045%	BlackRock Investment Management, LLC
Large-Cap Value	0.65% on first $100 million 0.61% on next $900 million 0.58% on next $3 billion 0.56% on excess		ClearBridge Investments, LLC
Main Street Core	0.45% on first $4 billion 0.43% on excess		OppenheimerFunds, Inc

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Investment Advisory Fee Rate	Advisory Fee Waiver through April 30, 2019 (unless otherwise noted)	Sub-Adviser(s)
Mid-Cap Equity	0.65% on first $4 billion 0.63% on excess		Scout Investments, Inc.
Mid-Cap Growth	0.70% on first $4 billion 0.68% on excess	0.025%	Ivy Investment Management Company
Mid-Cap Value	0.70% on first $1 billion 0.65% on next $1 billion 0.60% on excess		Boston Partners Global Investors, Inc.
Small-Cap Equity	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess	0.10%	BlackRock Investment Management, LLC and Franklin Advisory Services, LLC (co-sub-advisers)
Small-Cap Growth	0.85% on first $100 million 0.775% on next $100 million 0.70% on excess		Rothschild Asset Management Inc.
Small-Cap Index	0.30% on first $4 billion 0.28% on excess		BlackRock Investment Management, LLC
Small-Cap Value	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess		Alliance Bernstein L.P.
Value Advantage	0.66% on first $4 billion 0.64% on excess		J.P. Morgan Investment Management Inc.
Emerging Markets	0.80% on first $4 billion 0.78% on excess		OppenheimerFunds, Inc.
International Large-Cap	0.85% on first $100 million 0.77% on next $900 million 0.75% on next $3 billion 0.73% on excess		MFS Investment Management
International Small-Cap	0.85% on first $1 billion 0.82% on next $1 billion 0.79% on next $2 billion 0.77% on excess		QS Investors, LLC
International Value	0.65% on first $4 billion 0.63% on excess		Wellington Management Company LLP
Health Sciences	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess		BlackRock Investment Management, LLC
Real Estate	0.90% on first $100 million 0.82% on next $900 million 0.80% on next $3 billion 0.78% on excess	0.09% (Effective November 1, 2018 through April 30, 2020)	Principal Real Estate Investors LLC (Morgan Stanley Investment Management Inc. prior to May 1, 2018)
Technology	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess		MFS Investment Management
Currency Strategies	0.65% on first $3 billion 0.63% on excess		UBS Asset Management (Americas) Inc. (sole sub-adviser as of October 16, 2018; previously co-sub-adviser with Macro Currency Group)
Diversified Alternatives	0.20%	0.025% above $2 billion through $3 billion 0.050% above $3 billion through $5 billion 0.075% above $5 billion through $7.5 billion 0.100% on excess above $7.5 billion
Equity Long/Short	1.15% on first $2.5 billion 1.13% on excess	0.15%	AQR Capital Management, LLC
Global Absolute Return	0.80% on first $3 billion 0.78% on excess		Eaton Vance Investment Managers
Pacific Dynamix Portfolios PSF DFA Balanced Allocation	0.20%
Portfolio Optimization Portfolios	0.10%

(1)	Effective March 1, 2019, PLFA has agreed to waive 0.05% of its advisory fees for the Floating Rate Income Portfolio through April 30, 2022.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Pursuant to an Agreement for Administration and Support Services (the “Administration Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Administration Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for Class I and Class D shares of the Trust, without remuneration from the Trust. Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for all Class P shares of the Trust and is compensated by the Trust for these services.

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust. The Trust adopted a service plan (the “Service Plan”) for Class I shares of each applicable Fund, under which each applicable Fund pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of each Fund for shareholder servicing activities. Class P shares do not incur a service fee. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Trust, or the variable annuity and variable life insurance contract owners who use the Trust as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Trust; answering shareholder questions regarding the Trust, the Funds, its managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan was not adopted in accordance with Rule 12b-1 under the 1940 Act.

The Trust has also adopted a distribution and service plan (the “12b-1 Plan”) for Class D shares of each applicable Fund in accordance with Rule 12b-1 under the 1940 Act, pursuant to which Class D shares of each applicable Fund pay a service fee at an annual rate of 0.20% and a distribution fee at an annual rate of 0.05% of the average daily net assets attributed to that share class. The service fees may be used by the Distributor for the types of services provided under the Service Plan discussed above. The distribution fees may be used by the Distributor for any activities or expenses primarily intended to result in the sale of Class D shares or variable contracts offering Class D shares, which may include, but are not limited to: compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Class D shares; printing of prospectuses and reports other than for existing contract owners; advertising; and the preparation, printing and distribution of sales literature.

The Service Plan and 12b-1 Plan will each remain in effect as long as their continuance is specifically approved at least annually.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, DISTRIBUTION AND/OR SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the fiscal year ended December 31, 2018 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2018 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund (other than the Equity Long/Short, Pacific Dynamix, and Portfolio Optimization Portfolios) presented in these financial statements for certain operating expenses that exceed an annual rate of 0.10% of a Fund’s average daily net assets through April 30, 2019 (“expense cap”). These operating expenses include, but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation expenses, liquidation expenses, reorganization expenses and other expenses not incurred in the ordinary course of each Fund’s business; and expenses of counsel or other persons or services retained by the independent trustees. In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each Fund for its operating expenses (excluding extraordinary expenses) of each Pacific Dynamix Portfolio and its proportionate share of fees and expenses of the Pacific Dynamix Underlying Funds that exceed an annual rate of 0.59% of a Fund’s average net assets through April 30, 2019. There are no expense caps for the Equity Long/Short and Portfolio Optimization Portfolios.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. The amounts of adviser reimbursement to each applicable Fund presented in these financial statements for the fiscal year ended December 31, 2018 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of December 31, 2018 are presented in the Statements of Assets and Liabilities.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The cumulative expense reimbursement amounts, if any, as of December 31, 2018 that are subject to recoupment by PLFA from the Funds presented in these financial statements are as follows:

	Expiration
Portfolio	2019	2020	2021
Diversified Alternatives	$108,199	$29,179	$54,497
Pacific Dynamix – Conservative Growth	245,950	255,880	240,746
Pacific Dynamix – Moderate Growth	926,580	1,127,747	1,136,501
Pacific Dynamix – Growth	330,040	423,286	443,429

During the fiscal year ended December 31, 2018, PLFA recouped $47,775 from the PSF DFA Balanced Allocation Portfolio under the expense cap. There was no recoupment of expense reimbursement by PLFA from any other Funds presented in these financial statements for the fiscal year ended December 31, 2018.

C. EXPENSE REIMBURSEMENTS

PLFA voluntarily agreed to reimburse the Value Advantage Portfolio for certain expenses.

D. INVESTMENTS IN AFFILIATED MUTUAL FUNDS

A summary of holdings and transactions with affiliated mutual fund investments as of and for the fiscal year ended December 31, 2018 is as follows:

	Beginning Value as of January 1, 2018	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2018
						Ending Value	Share Balance
Diversified Alternatives
Floating Rate Income ‘P’	$413,550	$158,674	$139,244	$17,600	($17,402)	$433,178	36,781
Inflation Managed ‘P’	230,683	92,439	76,041	3,348	(7,593)	242,836	20,731
Emerging Markets Debt ‘P’	463,842	495,693	186,673	29,146	(70,423)	731,585	62,037
Emerging Markets ‘P’	333,300	136,593	243,241	55,475	(86,436)	195,691	11,540
International Small-Cap ‘P’	237,015	270,062	90,927	22,079	(101,376)	336,853	27,275
Real Estate ‘P’	139,225	220,488	58,124	(1,016)	(18,837)	281,736	12,049
Currency Strategies ‘P’	1,116,848	428,174	625,152	29,165	40,880	989,915	84,814
Equity Long/Short ‘P’	502,430	281,116	148,677	28,933	(126,015)	537,787	42,747
Global Absolute Return ‘P’	1,146,596	477,863	398,679	34,956	(138,256)	1,122,480	102,207
Total	$4,583,489	$2,561,102	$1,966,758	$219,686	($525,458)	$4,872,061

Pacific Dynamix – Conservative Growth
PD 1-3 Year Corporate Bond ‘P’	$55,289,091	$1,694,442	$4,578,600	$193,138	$520,001	$53,118,072	5,036,866
PD Aggregate Bond Index ‘P’	227,115,696	9,631,564	16,187,240	1,082,081	(1,525,368)	220,116,733	17,993,907
PD High Yield Bond Market ‘P’	49,873,147	921,102	3,236,568	837,656	(2,036,015)	46,359,322	3,122,846
PD Large-Cap Growth Index ‘P’	58,064,715	11,825,899	11,161,005	6,691,020	(6,896,896)	58,523,733	1,705,280
PD Large-Cap Value Index ‘P’	74,982,876	3,765,015	11,790,001	5,895,345	(11,533,946)	61,319,289	2,301,937
PD Small-Cap Growth Index ‘P’	8,325,043	535,883	6,366,477	2,219,142	(2,358,028)	2,355,563	88,437
PD Small-Cap Value Index ‘P’	19,300,362	1,427,447	9,569,335	2,692,574	(4,405,078)	9,445,970	424,581
PD Emerging Markets ‘P’	16,898,015	2,643,327	1,561,146	343,441	(2,657,376)	15,666,261	975,143
PD International Large-Cap ‘P’	44,670,030	17,349,056	4,623,678	1,776,024	(9,433,113)	49,738,319	3,015,890
Total	$554,518,975	$49,793,735	$69,074,050	$21,730,421	($40,325,819)	$516,643,262

Pacific Dynamix – Moderate Growth
PD 1-3 Year Corporate Bond ‘P’	$141,551,663	$6,566,401	$7,053,205	$312,718	$1,621,535	$142,999,112	13,559,742
PD Aggregate Bond Index ‘P’	685,736,807	43,569,954	29,513,429	2,514,993	(3,250,476)	699,057,849	57,145,960
PD High Yield Bond Market ‘P’	118,495,679	4,298,987	4,824,078	1,061,941	(4,044,649)	114,987,880	7,745,787
PD Large-Cap Growth Index ‘P’	394,956,395	28,375,789	43,138,075	26,561,414	(29,787,351)	376,968,172	10,984,197
PD Large-Cap Value Index ‘P’	440,247,849	7,196,839	22,248,571	12,442,258	(47,456,522)	390,181,853	14,647,495
PD Small-Cap Growth Index ‘P’	74,092,219	2,478,026	55,110,452	16,001,536	(17,316,407)	20,144,922	756,316
PD Small-Cap Value Index ‘P’	121,186,200	3,285,114	63,564,124	20,149,741	(30,303,051)	50,753,880	2,281,303
PD Emerging Markets ‘P’	135,382,087	14,053,413	7,245,855	1,751,408	(20,538,568)	123,402,485	7,681,162
PD International Large-Cap ‘P’	302,689,836	89,490,370	6,231,037	2,203,641	(55,147,042)	333,005,768	20,191,849
Total	$2,414,338,735	$199,314,893	$238,928,826	$82,999,650	($206,222,531)	$2,251,501,921

Pacific Dynamix – Growth
PD 1-3 Year Corporate Bond ‘P’	$15,369,019	$1,454,961	$1,956,125	$81,978	$124,100	$15,073,933	1,429,370
PD Aggregate Bond Index ‘P’	115,354,776	12,740,640	13,831,721	1,026,383	(1,230,928)	114,059,150	9,324,006
PD High Yield Bond Market ‘P’	23,084,999	1,708,089	2,219,807	419,003	(1,007,129)	21,985,155	1,480,959
PD Large-Cap Growth Index ‘P’	162,063,769	20,203,722	20,040,263	12,175,942	(13,355,500)	161,047,670	4,692,649
PD Large-Cap Value Index ‘P’	178,509,878	14,627,621	9,102,950	4,601,007	(19,367,543)	169,268,013	6,354,351
PD Small-Cap Growth Index ‘P’	30,882,608	2,318,160	18,749,462	6,302,601	(7,356,426)	13,397,481	502,992
PD Small-Cap Value Index ‘P’	53,856,760	4,519,610	33,759,614	9,063,773	(13,459,646)	20,220,883	908,895
PD Emerging Markets ‘P’	58,466,273	9,874,367	4,069,872	605,830	(9,108,920)	55,767,678	3,471,248
PD International Large-Cap ‘P’	135,421,042	39,354,856	4,858,589	1,829,920	(25,285,251)	146,461,978	8,880,741
Total	$773,009,124	$106,802,026	$108,588,403	$36,106,437	($90,047,243)	$717,281,941

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2018	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2018
						Ending Value	Share Balance
Portfolio Optimization Conservative
Core Income ‘P’	$45,545,021	$893,597	$7,666,917	$405,470	($1,190,364)	$37,986,807	3,603,914
Diversified Bond ‘P’	421,300,598	8,525,694	65,509,441	11,360,131	(16,990,717)	358,686,265	27,236,775
Floating Rate Income ‘P’	48,260,576	1,141,013	10,207,498	1,693,723	(1,422,728)	39,465,086	3,350,978
Floating Rate Loan ‘P’	49,166,681	1,025,967	15,601,053	2,729,039	(2,334,638)	34,985,996	3,789,359
High Yield Bond ‘P’	69,158,976	40,861,027	18,388,197	5,031,764	(7,322,745)	89,340,825	10,492,834
Inflation Managed ‘P’	35,621,467	10,185,405	7,035,162	203,174	(907,241)	38,067,643	3,249,844
Inflation Strategy ‘P’	14,607,678	30,455,234	6,769,161	(398,269)	233,520	38,129,002	3,710,101
Managed Bond ‘P’	226,059,212	4,988,627	40,399,323	3,828,553	(5,165,430)	189,311,639	13,519,450
Short Duration Bond ‘P’	376,055,766	5,598,613	170,062,973	5,283,596	(2,578,187)	214,296,815	20,724,822
Emerging Markets Debt ‘P’	59,290,395	52,872,395	14,577,089	1,139,818	(6,932,209)	91,793,310	7,783,869
Comstock ‘P’	27,210,086	2,030,124	18,223,245	5,830,457	(7,592,969)	9,254,453	583,895
Dividend Growth ‘P’	8,175,228	4,590,051	3,404,431	939,220	(780,371)	9,519,697	438,528
Equity Index ‘P’	23,575,979	1,399,111	17,210,555	4,311,756	(4,822,079)	7,254,212	117,231
Growth ‘P’	8,157,203	9,973,910	5,632,985	2,383,670	(1,796,325)	13,085,473	419,059
Large-Cap Growth ‘P’	8,158,485	15,949,398	7,174,164	2,862,810	(2,374,843)	17,421,686	1,322,728
Large-Cap Value ‘P’	64,546,596	4,016,018	44,805,232	10,118,719	(13,685,144)	20,190,957	917,585
Main Street Core ‘P’	13,611,928	1,192,048	6,176,905	1,907,155	(2,579,933)	7,954,293	200,202
Mid-Cap Equity ‘P’	4,526,303	14,906,273	4,181,161	1,670,359	(2,594,821)	14,326,953	610,334
Mid-Cap Growth ‘P’	-	9,633,657	2,440,420	217,732	(188,175)	7,222,794	498,662
Mid-Cap Value ‘P’	52,679,675	5,077,563	16,604,076	4,566,721	(10,096,704)	35,623,179	1,530,869
Value Advantage ‘P’	32,665,619	2,374,229	17,222,961	4,041,707	(5,962,569)	15,896,025	1,021,406
Emerging Markets ‘P’	18,316,091	2,080,935	3,616,567	587,106	(2,417,455)	14,950,110	881,637
International Large-Cap ‘P’	25,524,803	22,689,340	7,653,611	1,811,974	(5,579,706)	36,792,800	4,042,751
International Value ‘P’	25,513,530	23,242,302	6,952,354	1,472,527	(6,960,748)	36,315,257	2,960,715
Currency Strategies ‘P’	53,132,134	1,864,502	17,890,213	2,486,349	643,911	40,236,683	3,447,395
Equity Long/Short ‘P’	54,099,877	18,958,769	5,977,548	1,972,804	(12,928,502)	56,125,400	4,461,236
Global Absolute Return ‘P’	54,664,312	1,083,917	12,187,870	1,940,412	(6,048,725)	39,452,046	3,592,284
Total	$1,819,624,219	$297,609,719	$553,571,112	$80,398,477	($130,375,897)	$1,513,685,406

Portfolio Optimization Moderate-Conservative
Core Income ‘P’	$45,284,578	$20,849,632	$9,078,783	$487,123	($1,235,290)	$56,307,260	5,342,026
Diversified Bond ‘P’	590,457,743	23,650,058	78,630,042	16,868,513	(24,459,344)	527,886,928	40,084,996
Floating Rate Income ‘P’	67,888,229	82	29,091,051	4,651,690	(4,180,207)	39,268,743	3,334,306
Floating Rate Loan ‘P’	67,888,246	69	34,156,530	6,371,751	(5,755,484)	34,348,052	3,720,263
High Yield Bond ‘P’	96,482,618	21,778,384	17,512,032	4,694,799	(7,499,177)	97,944,592	11,503,323
Inflation Managed ‘P’	49,979,089	9,086,955	7,900,302	(2,299)	(982,435)	50,181,008	4,283,965
Inflation Strategy ‘P’	22,704,262	35,471,891	7,630,807	(258,950)	(21,886)	50,264,510	4,890,934
Managed Bond ‘P’	317,174,765	10,171,349	46,609,984	6,205,709	(7,840,217)	279,101,622	19,931,687
Short Duration Bond ‘P’	346,816,028	62,454	247,222,767	8,528,242	(7,619,922)	100,564,035	9,725,631
Emerging Markets Debt ‘P’	39,337,187	106,292,663	11,627,685	1,474,422	(9,405,951)	126,070,636	10,690,510
Comstock ‘P’	55,741,946	127,557	20,193,525	10,768,864	(15,387,845)	31,056,997	1,959,490
Developing Growth ‘P’	12,044,566	22,742	10,974,664	2,504,820	(1,535,603)	2,061,861	109,171
Dividend Growth ‘P’	27,092,638	18,002,863	10,235,785	4,642,310	(4,041,417)	35,460,609	1,633,503
Equity Index ‘P’	72,146,391	118,815	42,943,168	11,689,621	(13,397,833)	27,613,826	446,250
Growth ‘P’	45,031,521	20,297,292	18,947,235	10,271,563	(7,706,252)	48,946,889	1,567,510
Large-Cap Growth ‘P’	45,089,159	40,595,894	23,278,299	13,631,008	(11,460,519)	64,577,243	4,902,977
Large-Cap Value ‘P’	128,214,113	240,621	48,841,856	22,860,141	(31,236,594)	71,236,425	3,237,365
Long/Short Large-Cap ‘P’ (1)	30,109,983	56,523	29,277,478	7,248,587	(8,137,615)	-	-
Main Street Core ‘P’	61,604,354	108,065	28,698,689	14,745,597	(17,943,450)	29,815,877	750,437
Mid-Cap Equity ‘P’	30,040,662	15,262,523	8,825,477	4,159,863	(6,983,957)	33,653,614	1,433,658
Mid-Cap Growth ‘P’	-	35,939,381	7,934,379	746,872	(792,562)	27,959,312	1,930,313
Mid-Cap Value ‘P’	141,610,036	282,530	56,675,463	14,918,665	(27,918,666)	72,217,102	3,103,455
Small-Cap Equity ‘P’	18,005,451	38,904	12,547,501	2,445,199	(3,532,606)	4,409,447	185,016
Small-Cap Growth ‘P’	18,096,319	34,649	12,502,593	2,787,922	(2,996,466)	5,419,831	443,801
Small-Cap Index ‘P’	7,498,716	3,063,898	2,343,939	605,220	(1,368,001)	7,455,894	354,794
Small-Cap Value ‘P’	21,015,463	52,332	15,360,065	3,450,929	(4,884,822)	4,273,837	195,870
Value Advantage ‘P’	93,331,177	170,806	31,060,007	11,307,878	(17,395,600)	56,354,254	3,621,067
Emerging Markets ‘P’	92,673,482	187,986	11,091,541	2,262,547	(11,470,076)	72,562,398	4,279,146
International Large-Cap ‘P’	57,494,730	60,439,800	14,178,444	3,027,440	(12,921,324)	93,862,202	10,313,472
International Small-Cap ‘P’	57,747,260	141,088	29,338,690	7,161,573	(13,843,146)	21,868,085	1,770,679
International Value ‘P’	57,502,328	60,556,459	11,589,844	2,027,750	(16,469,186)	92,027,507	7,502,829
Currency Strategies ‘P’	95,593,033	255,217	19,663,535	2,756,073	2,995,277	81,936,065	7,020,112
Equity Long/Short ‘P’	101,696,901	35,546,375	4,664,374	1,642,687	(23,567,146)	110,654,443	8,795,582
Global Absolute Return ‘P’	99,448,829	142,814	11,464,571	1,720,246	(10,002,833)	79,844,485	7,270,195
Total	$3,012,841,803	$519,048,671	$972,091,105	$208,404,375	($330,998,155)	$2,437,205,589

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2018	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2018
						Ending Value	Share Balance
Portfolio Optimization Moderate
Core Income ‘P’	$182,592,709	$1,821	$42,353,244	$2,202,839	($5,358,451)	$137,085,674	13,005,698
Diversified Bond ‘P’	1,563,300,824	15,519	251,924,521	54,340,296	(75,307,501)	1,290,424,617	97,988,154
Floating Rate Income ‘P’	273,938,119	1,815	91,483,344	14,785,310	(13,012,837)	184,229,063	15,642,876
Floating Rate Loan ‘P’	273,939,909	1,744	112,064,000	22,146,515	(19,783,570)	164,240,598	17,789,020
High Yield Bond ‘P’	279,899,162	191,597,110	63,776,738	17,080,139	(27,310,826)	397,488,847	46,683,971
Inflation Managed ‘P’	201,311,842	6,433,493	25,742,800	1,073,825	(4,935,197)	178,141,163	15,207,955
Inflation Strategy ‘P’	91,470,657	113,385,177	25,238,776	(915,136)	(289,663)	178,412,259	17,360,211
Managed Bond ‘P’	874,801,449	11,998	187,846,994	25,001,101	(30,547,035)	681,420,519	48,662,779
Short Duration Bond ‘P’	788,524,050	9,610	586,201,775	14,022,738	(12,338,769)	204,015,854	19,730,542
Emerging Markets Debt ‘P’	122,210,968	402,483,936	35,743,048	4,430,038	(33,335,920)	460,045,974	39,010,876
Comstock ‘P’	250,598,262	-	61,617,405	31,962,350	(55,178,341)	165,764,866	10,458,662
Developing Growth ‘P’	48,950,369	13	40,105,986	11,216,936	(7,126,409)	12,934,923	684,877
Dividend Growth ‘P’	182,536,968	55,469,924	51,806,355	29,187,185	(27,280,729)	188,106,993	8,665,203
Equity Index ‘P’	352,994,757	-	197,251,918	56,548,624	(65,412,692)	146,878,771	2,373,615
Growth ‘P’	224,573,136	161,690,418	95,794,415	52,028,964	(39,610,624)	302,887,479	9,699,887
Large-Cap Growth ‘P’	225,036,068	278,111,916	118,056,850	70,589,319	(61,383,602)	394,296,851	29,936,680
Large-Cap Value ‘P’	580,461,034	-	168,457,912	78,606,615	(119,088,280)	371,521,457	16,883,927
Long/Short Large-Cap ‘P’ (1)	305,046,071	-	295,802,748	116,938,508	(126,181,831)	-	-
Main Street Core ‘P’	303,855,620	-	127,380,575	67,516,374	(83,872,253)	160,119,166	4,030,043
Mid-Cap Equity ‘P’	158,181,916	78,087,877	39,094,088	22,351,539	(38,023,386)	181,503,858	7,732,141
Mid-Cap Growth ‘P’	30,455,676	208,810,925	49,314,826	19,808,231	(19,603,999)	190,156,007	13,128,384
Mid-Cap Value ‘P’	609,972,240	-	171,837,512	83,679,490	(148,895,587)	372,918,631	16,025,789
Small-Cap Equity ‘P’	194,427,061	-	117,142,913	40,664,708	(53,996,071)	63,952,785	2,683,400
Small-Cap Growth ‘P’	73,434,373	-	40,368,488	10,361,939	(11,866,525)	31,561,299	2,584,389
Small-Cap Index ‘P’	121,547,079	-	28,160,851	9,000,191	(18,386,961)	83,999,458	3,997,174
Small-Cap Value ‘P’	206,726,716	-	118,039,825	25,726,979	(43,634,620)	70,779,250	3,243,809
Value Advantage ‘P’	500,319,163	-	170,533,455	67,142,548	(100,301,396)	296,626,860	19,059,889
Emerging Markets ‘P’	612,545,041	3,372,346	59,380,539	11,313,455	(74,806,343)	493,043,960	29,075,761
International Large-Cap ‘P’	373,238,434	230,237,465	56,771,794	10,413,252	(65,774,590)	491,342,767	53,988,187
International Small-Cap ‘P’	345,094,079	27,721	114,369,986	48,391,571	(100,577,403)	178,565,982	14,458,652
International Value ‘P’	373,854,074	229,659,360	45,661,811	15,441,855	(92,787,358)	480,506,120	39,174,759
Real Estate ‘P’	121,901,087	7,521	63,413,702	2,603,767	(13,194,617)	47,904,056	2,048,689
Currency Strategies ‘P’	419,516,455	54,812	79,761,504	11,117,886	14,032,008	364,959,657	31,268,986
Equity Long/Short ‘P’	443,895,878	154,484,578	14,450,794	5,048,804	(101,809,917)	487,168,549	38,723,534
Global Absolute Return ‘P’	444,929,403	47,647	54,337,304	8,151,708	(44,968,453)	353,823,001	32,217,155
Total	$12,156,080,649	$2,114,004,746	$3,801,288,796	$1,059,980,463	($1,721,949,748)	$9,806,827,314

Portfolio Optimization Growth
Core Income ‘P’	$103,329,217	$1,838	$41,527,921	$2,121,306	($3,934,097)	$59,990,343	5,691,450
Diversified Bond ‘P’	829,878,448	15,508	265,018,033	45,916,396	(57,777,382)	553,014,937	41,993,087
Floating Rate Income ‘P’	150,138,880	1,969	62,907,297	3,689,600	(2,626,602)	88,296,550	7,497,254
Floating Rate Loan ‘P’	155,327,807	1,954	76,900,503	4,099,549	(2,670,806)	79,858,001	8,649,479
High Yield Bond ‘P’	72,575,397	126,011,804	26,973,853	3,382,731	(7,197,492)	167,798,587	19,707,482
Inflation Managed ‘P’	82,662,280	17,267,595	12,320,894	499,456	(2,196,964)	85,911,473	7,334,284
Inflation Strategy ‘P’	36,125,219	62,819,651	12,422,178	(84,924)	(399,561)	86,038,207	8,371,854
Managed Bond ‘P’	461,409,197	10,637	163,734,404	21,000,065	(24,701,040)	293,984,455	20,994,526
Short Duration Bond ‘P’	169,072,620	3,573	168,705,911	363,477	(733,759)	-	-
Emerging Markets Debt ‘P’	103,704,925	242,709,737	25,599,301	3,161,202	(22,174,536)	301,802,027	25,592,141
Comstock ‘P’	314,175,024	-	101,453,148	51,945,214	(79,677,298)	184,989,792	11,671,627
Developing Growth ‘P’	41,938,780	-	19,982,785	9,743,812	(5,662,479)	26,037,328	1,378,623
Dividend Growth ‘P’	176,796,509	90,056,628	56,930,019	29,992,843	(27,047,696)	212,868,265	9,805,838
Equity Index ‘P’	354,086,844	-	179,609,642	54,697,006	(63,809,419)	165,364,789	2,672,356
Growth ‘P’	279,989,701	126,292,387	100,646,515	48,518,589	(34,119,393)	320,034,769	10,249,024
Large-Cap Growth ‘P’	280,598,488	244,940,775	122,714,000	75,727,864	(64,360,288)	414,192,839	31,447,267
Large-Cap Value ‘P’	716,283,341	-	255,676,074	117,926,833	(166,655,646)	411,878,454	18,717,965
Long/Short Large-Cap ‘P’ (1)	313,289,842	-	303,702,658	119,910,594	(129,497,778)	-	-
Main Street Core ‘P’	316,852,723	-	119,242,070	64,955,203	(82,333,576)	180,232,280	4,536,271
Mid-Cap Equity ‘P’	218,457,956	31,235,990	40,057,320	22,881,343	(40,709,447)	191,808,522	8,171,124
Mid-Cap Growth ‘P’	78,165,535	152,616,831	49,535,351	26,515,275	(24,878,269)	182,884,021	12,626,326
Mid-Cap Value ‘P’	698,910,176	-	252,496,236	118,280,809	(186,722,162)	377,972,587	16,242,977
Small-Cap Equity ‘P’	166,133,944	197	74,506,867	33,886,770	(47,354,709)	78,159,335	3,279,494
Small-Cap Growth ‘P’	62,898,048	19,908,334	17,471,414	5,225,326	(8,643,370)	61,916,924	5,070,052
Small-Cap Index ‘P’	181,791,266	-	42,379,453	13,813,156	(28,002,782)	125,222,187	5,958,787
Small-Cap Value ‘P’	176,763,505	149	70,840,715	19,409,380	(38,147,388)	87,184,931	3,995,680
Value Advantage ‘P’	538,116,096	-	173,623,088	61,765,884	(97,891,255)	328,367,637	21,099,407
Emerging Markets ‘P’	751,696,883	28,515	88,950,121	21,840,805	(97,950,940)	586,665,142	34,596,784
International Large-Cap ‘P’	511,865,262	256,956,626	70,042,943	12,179,243	(84,965,469)	625,992,719	68,783,372
International Small-Cap ‘P’	405,667,936	6,622	110,352,210	50,956,391	(117,238,357)	229,040,382	18,545,610
International Value ‘P’	513,532,365	256,553,385	56,435,986	9,220,715	(109,168,681)	613,701,798	50,033,952
Real Estate ‘P’	104,028,857	6,055,677	22,736,355	6,439,985	(12,664,065)	81,124,099	3,469,393
Currency Strategies ‘P’	317,767,861	12,309,221	41,504,526	5,977,661	13,576,586	308,126,803	26,399,665
Equity Long/Short ‘P’	351,450,609	155,447,732	10,837,190	3,679,732	(85,646,974)	414,093,909	32,915,055
Global Absolute Return ‘P’	339,866,349	12,316,984	22,558,300	2,806,610	(33,886,320)	298,545,323	27,183,877
Total	$10,375,347,890	$1,813,570,319	$3,260,395,281	$1,072,445,901	($1,777,869,414)	$8,223,099,415

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2018	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2018
						Ending Value	Share Balance
Portfolio Optimization Aggressive-Growth
Core Income ‘P’	$-	$3,301,979	$391,921	$918	$2,811	$2,913,787	276,439
Diversified Bond ‘P’	70,450,281	314,395	45,941,270	5,172,917	(6,293,072)	23,703,251	1,799,902
Floating Rate Income ‘P’	19,418,097	78,477	4,381,978	174,881	(61,189)	15,228,288	1,293,033
Floating Rate Loan ‘P’	20,563,167	73,795	7,490,909	277,782	(104,833)	13,319,002	1,442,591
High Yield Bond ‘P’	4,600,396	17,496,515	2,686,670	96,593	(496,850)	19,009,984	2,232,670
Inflation Managed ‘P’	-	11,004,245	1,192,560	(6,975)	(70,786)	9,733,924	830,987
Inflation Strategy ‘P’	-	11,001,624	1,248,885	(1,527)	(1,240)	9,749,972	948,710
Managed Bond ‘P’	39,541,979	181,830	26,513,789	2,369,016	(2,837,279)	12,741,757	909,936
Emerging Markets Debt ‘P’	-	55,370,539	3,402,177	(232,894)	(2,876,975)	48,858,493	4,143,092
Comstock ‘P’	87,767,479	71,841	27,761,849	14,462,697	(22,428,164)	52,112,004	3,287,921
Developing Growth ‘P’	15,245,499	80,854	11,401,966	3,208,649	(1,941,827)	5,191,209	274,864
Dividend Growth ‘P’	44,055,131	25,351,390	13,358,290	6,892,451	(6,155,339)	56,785,343	2,615,833
Equity Index ‘P’	81,357,172	142,804	35,129,134	10,776,993	(13,028,072)	44,119,763	712,992
Growth ‘P’	69,294,133	29,351,909	22,324,298	9,269,694	(5,946,838)	79,644,600	2,550,596
Large-Cap Growth ‘P’	69,514,494	58,507,869	27,479,837	16,031,877	(13,496,093)	103,078,310	7,826,140
Large-Cap Value ‘P’	201,939,251	99,899	70,395,174	32,742,160	(46,877,444)	117,508,692	5,340,225
Long/Short Large-Cap ‘P’ (1)	81,613,846	47,547	79,127,307	24,986,143	(27,520,229)	-	-
Main Street Core ‘P’	81,055,592	107,445	28,165,674	14,717,692	(19,358,524)	48,356,531	1,217,087
Mid-Cap Equity ‘P’	78,919,639	282,513	13,717,019	6,056,331	(11,997,708)	59,543,756	2,536,589
Mid-Cap Growth ‘P’	29,086,538	47,511,288	15,150,867	8,086,033	(7,631,234)	61,901,758	4,273,702
Mid-Cap Value ‘P’	188,532,394	306,622	53,368,379	24,557,195	(45,068,713)	114,959,119	4,940,248
Small-Cap Equity ‘P’	48,655,307	111,001	23,491,869	11,213,352	(15,092,659)	21,395,132	897,720
Small-Cap Growth ‘P’	22,268,825	125,676	8,343,537	2,211,196	(2,949,230)	13,312,930	1,090,126
Small-Cap Index ‘P’	52,158,181	243,308	16,320,265	3,944,352	(7,771,056)	32,254,520	1,534,854
Small-Cap Value ‘P’	51,059,474	121,797	21,514,119	5,817,653	(11,190,945)	24,293,860	1,113,386
Value Advantage ‘P’	121,418,333	75,787	19,547,647	8,048,664	(17,000,748)	92,994,389	5,975,395
Emerging Markets ‘P’	197,331,368	551,951	26,794,773	5,110,400	(24,759,867)	151,439,079	8,930,657
International Large-Cap ‘P’	147,754,182	52,424,219	14,295,467	4,679,034	(24,782,963)	165,779,005	18,215,610
International Small-Cap ‘P’	96,338,058	7,994,345	4,906,503	2,286,208	(23,922,744)	77,789,364	6,298,676
International Value ‘P’	148,394,775	52,586,538	11,645,503	2,843,054	(29,749,018)	162,429,846	13,242,600
Real Estate ‘P’	23,117,016	1,496,809	4,801,154	1,533,290	(2,924,085)	18,421,876	787,839
Currency Strategies ‘P’	69,853,352	738,715	16,857,399	2,269,714	1,840,461	57,844,843	4,956,026
Equity Long/Short ‘P’	78,136,989	17,441,282	1,553,727	513,183	(16,245,855)	78,291,872	6,223,181
Global Absolute Return ‘P’	75,061,015	513,408	13,809,587	2,141,379	(8,005,053)	55,901,162	5,090,049
Total	$2,314,501,963	$395,110,216	$674,511,503	$232,250,105	($416,743,360)	$1,850,607,421

(1)	All shares in the Long/Short Large-Cap Portfolio were acquired by the Main Street Core Portfolio as of June 28, 2018.

As of December 31, 2018, Pacific Life owned 44.15% of the total shares outstanding of the Diversified Alternatives Portfolio.

E. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed. Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. An independent trustee who defers compensation has the ability to select credit rate options that track the performance, at NAV of Class I shares of the Trust or at NAV of Class A of certain series of the Pacific Funds Series Trust without a sales load. Pacific Funds Series Trust is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Funds Series Trust. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended December 31, 2018, such expenses decreased by $110,960 for all applicable Funds presented in these financial statements as a result of the market value depreciation on such accounts. As of December 31, 2018 the total amount in the DCP Liability accounts was $1,166,394 for all applicable Funds presented in these financial statements.

F. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and/or PLFA and received no compensation from the Trust.

G. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

H. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended December 31, 2018, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
Small-Cap Index	$503,888	$605,716	$337,561
Small-Cap Equity	200,945	381,234	100,652
Equity Index	74,526	-	-

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing under the line of credit agreement is the higher of the Federal Funds effective rate or the One-Month LIBOR rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line of credit, up to an annual maximum of $187,500. As of December 31, 2018, the actual interest rate on borrowing by the Trust was 3.75%. The committed line of credit will expire on October 15, 2019, unless renewed, and is available to all Funds presented in these financial statements except the Diversified Alternatives, Equity Long/Short, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios. The commitment fees and interest incurred by each applicable Fund presented in these financial statements are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable Fund. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Core Income	3.64%	$1,101,521
Inflation Managed	2.84%	4,485,363
Inflation Strategy	3.00%	779,716
Managed Bond	3.26%	1,702,907
Short Duration Bond	0.31%	2,412,522
Developing Growth	3.04%	1,001,617
Equity Index	3.33%	957,287
Focused Growth	2.83%	2,308,992
Growth	3.25%	1,300,674

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Large-Cap Growth	3.22%	$887,521
Large-Cap Value	2.81%	828,166
Main Street Core	3.35%	1,057,021
Mid-Cap Equity	3.16%	559,742
Mid-Cap Growth	3.21%	1,260,617
Small-Cap Equity	3.25%	5,634,892
International Large-Cap	3.51%	576,223
International Small-Cap	2.81%	4,108,733
Real Estate	3.40%	619,199

None of the Funds presented in these financial statements had a loan outstanding in connection with this revolving line of credit as of December 31, 2018.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2018, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Core Income	$76,966,293	$79,864,985
Diversified Bond	8,352,723,095	8,643,915,148
Inflation Managed	2,574,539,815	2,569,195,636
Inflation Strategy	367,683,281	209,936,867
Managed Bond	22,168,122,618	21,895,497,374
Short Duration Bond	877,885,314	1,136,618,562
Global Absolute Return	38,685,363	28,253,350

	Other Securities
Portfolio	Purchases	Sales
Core Income	$212,646,514	$259,945,119
Diversified Bond	622,640,673	861,744,170
Floating Rate Income	604,826,184	731,184,660
Floating Rate Loan	181,263,478	370,817,474
High Yield Bond	716,163,357	440,550,935
Inflation Managed	110,706,316	103,564,659
Inflation Strategy	226,946,985	90,753,419
Managed Bond	1,055,316,889	820,165,479
Short Duration Bond	375,902,673	1,140,325,189

	Other Securities
Portfolio	Purchases	Sales
Emerging Markets Debt	$1,172,431,421	$395,048,191
Comstock	156,306,378	394,584,006
Developing Growth	216,299,285	309,387,892
Dividend Growth	292,314,223	243,444,512
Equity Index	122,530,578	576,073,441
Focused Growth	76,634,728	78,300,277
Growth	554,818,017	474,053,669
Large-Cap Growth	1,175,464,180	842,938,513
Large-Cap Value	208,440,403	798,075,041

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Other Securities
Portfolio	Purchases	Sales
Main Street Core	$706,617,765	$1,065,943,734
Mid-Cap Equity	1,325,155,658	1,315,114,254
Mid-Cap Growth	731,751,474	416,710,122
Mid-Cap Value	761,010,812	1,309,283,621
Small-Cap Equity	116,035,358	350,528,932
Small-Cap Growth	54,385,748	111,443,167
Small-Cap Index	137,715,855	218,902,812
Small-Cap Value	182,295,927	413,492,258
Value Advantage	202,652,211	573,406,205
Emerging Markets	659,386,458	835,599,129
International Large-Cap	796,964,655	309,839,674
International Small-Cap	281,073,577	510,795,565
International Value	1,072,698,675	561,656,994
Health Sciences	118,016,984	155,375,684

	Other Securities
Portfolio	Purchases	Sales
Real Estate	$387,077,059	$486,171,473
Technology	57,633,940	47,906,613
Currency Strategies	76,945,810	201,374,900
Diversified Alternatives	2,561,102	1,966,758
Global Absolute Return	469,643,935	521,477,042
Pacific Dynamix — Conservative Growth	49,793,735	69,074,050
Pacific Dynamix — Moderate Growth	199,314,893	238,928,826
Pacific Dynamix — Growth	106,802,025	108,588,403
Portfolio Optimization Conservative	297,609,719	553,571,112
Portfolio Optimization Moderate-Conservative	519,048,670	972,091,105
Portfolio Optimization Moderate	2,114,004,746	3,801,288,796
Portfolio Optimization Growth	1,813,570,319	3,260,395,281
Portfolio Optimization Aggressive-Growth	395,110,216	674,511,503
PSF DFA Balanced Allocation	89,417,358	15,524,649

10. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of December 31, 2018, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Portfolio/Secured Borrowing	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$-	$320,528,024	$110,969,111	$-	$431,497,135

Total borrowings		$-	$320,528,024	$110,969,111	$-	$431,497,135

Inflation Strategy
Reverse repurchase agreements	U.S. Treasury Obligations	$295,928,318	$-	$-	$-	$295,928,318

Total borrowings		$295,928,318	$-	$-	$-	$295,928,318

Managed Bond
Reverse repurchase agreements	U.S. Treasury Obligations	$4,555,000	$-	$-	$-	$4,555,000
Sale-buyback financing transactions	U.S. Treasury Obligations	-	406,039,969	69,972,732	-	476,012,702

Total borrowings		$4,555,000	$406,039,969	$69,972,732	$-	$480,567,702

11. FEDERAL INCOME TAX INFORMATION

Each Fund presented in these financial statements is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes (see Note 2B).

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and net unrealized appreciation and/or depreciation on derivatives and short sales for Federal income tax purposes as of December 31, 2018, were as follows:

		Gross	Gross	Net Unrealized	Net Unrealized	Net
Portfolio	Total Cost of Investments on Tax Basis (1)	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments	Appreciation (Depreciation) on Other (2)	Unrealized Appreciation (Depreciation)
Core Income	$326,903,209	$890,336	($11,275,496)	($10,385,160)	$-	($10,385,160)
Diversified Bond	3,339,303,883	38,555,278	(147,655,808)	(109,100,530)	15,998,397	(93,102,133)
Floating Rate Income	492,228,431	42,877	(20,890,210)	(20,847,333)	-	(20,847,333)
Floating Rate Loan	527,846,073	1,443,319	(26,929,626)	(25,486,307)	-	(25,486,307)
High Yield Bond	1,095,858,312	3,751,423	(72,054,839)	(68,303,416)	-	(68,303,416)
Inflation Managed	1,165,628,650	3,686,718	(48,432,812)	(44,746,094)	(2,110,679)	(46,856,773)
Inflation Strategy	692,182,374	342,418	(11,251,682)	(10,909,264)	(492,766)	(11,402,030)
Managed Bond	4,252,879,115	76,182,716	(166,263,526)	(90,080,810)	(29,021,556)	(119,102,366)
Short Duration Bond	1,006,277,643	892,381	(9,604,824)	(8,712,443)	1,554,291	(7,158,152)
Emerging Markets Debt	1,118,083,787	10,652,400	(87,688,754)	(77,036,354)	3,565,158	(73,471,196)
Comstock	644,661,261	87,107,990	(58,454,835)	28,653,155	(119,354)	28,533,801
Developing Growth	171,249,222	20,754,965	(15,601,571)	5,153,394	-	5,153,394
Dividend Growth	731,584,255	165,784,346	(27,380,287)	138,404,059	-	138,404,059
Equity Index	1,908,860,359	689,215,848	(132,897,228)	556,318,620	(564,547)	555,754,073
Focused Growth	150,877,262	37,830,726	(8,185,330)	29,645,396	-	29,645,396
Growth	1,035,140,684	305,900,123	(34,994,587)	270,905,536	-	270,905,536
Large-Cap Growth	1,152,479,840	144,090,913	(54,181,236)	89,909,677	-	89,909,677
Large-Cap Value	1,072,286,941	310,225,988	(69,564,042)	240,661,946	-	240,661,946
Main Street Core	979,590,776	81,321,187	(92,963,187)	(11,642,000)	-	(11,642,000)
Mid-Cap Equity	877,437,377	26,056,692	(82,353,345)	(56,296,653)	-	(56,296,653)
Mid-Cap Growth	728,518,546	63,775,731	(42,664,896)	21,110,835	-	21,110,835
Mid-Cap Value	1,155,417,420	31,210,647	(116,354,318)	(85,143,671)	-	(85,143,671)

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

		Gross	Gross	Net Unrealized	Net Unrealized	Net
Portfolio	Total Cost of Investments on Tax Basis (1)	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments	Appreciation (Depreciation) on Other (2)	Unrealized Appreciation (Depreciation)
Small-Cap Equity	$262,138,239	$19,303,317	($43,729,571)	($24,426,254)	($44,870)	($24,471,124)
Small-Cap Growth	114,879,550	16,097,457	(18,682,599)	(2,585,142)	-	(2,585,142)
Small-Cap Index	689,883,243	128,402,143	(120,878,998)	7,523,145	(140,013)	7,383,132
Small-Cap Value	407,984,653	21,795,637	(64,213,266)	(42,417,629)	-	(42,417,629)
Value Advantage	791,147,120	93,776,860	(60,791,837)	32,985,023	-	32,985,023
Emerging Markets	1,551,196,298	287,256,698	(135,422,605)	151,834,093	-	151,834,093
International Large-Cap	1,930,785,350	167,572,349	(196,964,118)	(29,391,769)	-	(29,391,769)
International Small-Cap	619,628,467	56,158,708	(91,450,564)	(35,291,856)	-	(35,291,856)
International Value	1,881,906,672	35,727,105	(280,432,769)	(244,705,664)	-	(244,705,664)
Health Sciences	314,616,693	80,748,657	(20,122,485)	60,626,172	45,744	60,671,916
Real Estate	388,993,222	15,332,118	(24,841,098)	(9,508,980)	-	(9,508,980)
Technology	122,446,453	28,122,570	(5,040,566)	23,082,004	-	23,082,004
Currency Strategies	842,372,218	7,332	(11,425,434)	(11,418,102)	31,393,815	19,975,713
Diversified Alternatives	5,067,537	23,058	(218,534)	(195,476)	-	(195,476)
Equity Long/Short	1,034,541,603	-	(51,552)	(51,552)	1,319,244	1,267,692
Global Absolute Return	803,347,690	33,877,670	(54,973,881)	(21,096,211)	(25,982,613)	(47,078,824)
Pacific Dynamix – Conservative Growth	459,626,379	57,016,883	-	57,016,883	-	57,016,883
Pacific Dynamix – Moderate Growth	1,892,945,574	358,556,347	-	358,556,347	-	358,556,347
Pacific Dynamix – Growth	607,385,498	109,896,443	-	109,896,443	-	109,896,443
Portfolio Optimization Conservative	1,430,376,249	87,297,710	(3,988,553)	83,309,157	-	83,309,157
Portfolio Optimization Moderate – Conservative	2,232,885,652	221,049,439	(16,729,502)	204,319,937	-	204,319,937
Portfolio Optimization Moderate	8,842,057,124	1,017,826,853	(53,056,663)	964,770,190	-	964,770,190
Portfolio Optimization Growth	7,397,751,503	866,163,913	(40,816,001)	825,347,912	-	825,347,912
Portfolio Optimization Aggressive – Growth	1,650,775,324	206,456,465	(6,624,368)	199,832,097	-	199,832,097
PSF DFA Balanced Allocation	171,367,142	-	(9,339,986)	(9,339,986)	-	(9,339,986)

(1)	The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals.
(2)	Other includes net appreciation or depreciation on derivatives and short sales, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2014.

12. REORGANIZATION

On June 28, 2018, the Main Street Core Portfolio (“Surviving Portfolio”) acquired all of the assets and liabilities of the Long/Short Large-Cap Portfolio (“Acquired Portfolio”), in a tax-free exchange for Federal tax purposes, pursuant to the plan of reorganization (“Reorganization”) approved by the Board and shareholders of record of the Long/Short Large-Cap Portfolio as of the applicable record date. The Long/Short Large-Cap Portfolio paid the cost of the Reorganization. The value of shares issued by the Surviving Portfolio is presented in the Statements of Changes in Net Assets. The number of shares acquired and issued by the Surviving Portfolio, the net assets and unrealized appreciation or depreciation of the Acquired Portfolio as of the reorganization date immediately prior to the Reorganization, and the net assets of the Surviving Portfolio as of the reorganization date immediately prior to and after the Reorganization, were as follows:

Date of Reorganization	Surviving Portfolio	Acquired Portfolio	Shares Acquired	Shares Issued In Acquisition	Surviving Portfolio Net Assets	Acquired Portfolio Net Assets	Net Assets After Reorganization	Acquired Portfolio Unrealized Appreciation
June 28, 2018	Main Street Core	Long/Short Large-Cap	4,135,725	1,553,041	$1,076,120,054	$60,059,847	$1,136,179,901	$1,983,895

Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Surviving Portfolio, the pro forma results of operations for the fiscal year ended December 31, 2018 were as follows:

Main Street Core Portfolio
Net investment income	$15,812,466	(1)
Net gain (loss)	(122,522,161	)(2)

Net increase (decrease) in net assets resulting from operations	($106,709,695)

(1)	$15,668,694 as reported, plus $143,772 from the Long/Short Large-Cap Portfolio pre-merger.
(2)	($101,213,057) as reported, plus ($21,309,104) from the Long/Short Large-Cap Portfolio pre-merger.

Because the Surviving Portfolio has been managed as single integrated portfolios since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that has been included in the Surviving Portfolio’s statements of operation since June 28, 2018.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

13. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the year or period ended December 31, 2018 and 2017 were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio
Class I
Shares sold	564,165	1,201,464	7,034,364	12,449,467	3,606,898	2,234,698
Share repurchased	(255,298)	(118,645)	(6,294,874)	(3,182,450)	(1,243,579)	(1,424,103)
Net increase (decrease)	308,867	1,082,819	739,490	9,267,017	2,363,319	810,595
Shares outstanding, beginning of year	1,721,312	638,493	38,051,231	28,784,214	5,377,636	4,567,041
Shares outstanding, end of year	2,030,179	1,721,312	38,790,721	38,051,231	7,740,955	5,377,636

Class P
Shares sold	2,378,387	2,832,544	2,481,854	13,270,208	116,230	22,556,090
Shares repurchased	(9,578,143)	(2,337,155)	(54,219,885)	(38,266,931)	(16,598,161)	(2,898,332)
Net increase (decrease)	(7,199,756)	495,389	(51,738,031)	(24,996,723)	(16,481,931)	19,657,758
Shares outstanding, beginning of year	35,119,283	34,623,894	260,840,945	285,837,668	47,637,159	27,979,401
Shares outstanding, end of year	27,919,527	35,119,283	209,102,914	260,840,945	31,155,228	47,637,159

	Floating Rate Loan Portfolio		High Yield Bond Portfolio		Inflation Managed Portfolio
Class I
Shares sold	6,660,177	5,815,844	5,413,304	8,020,159	1,686,164	2,855,470
Share repurchased	(4,192,775)	(4,117,841)	(11,140,364)	(10,562,136)	(5,151,599)	(4,671,643)
Net increase (decrease)	2,467,402	1,698,003	(5,727,060)	(2,541,977)	(3,465,435)	(1,816,173)
Shares outstanding, beginning of year	23,925,322	22,227,319	40,374,937	42,916,914	32,284,912	34,101,085
Shares outstanding, end of year	26,392,724	23,925,322	34,647,877	40,374,937	28,819,477	32,284,912

Class P
Shares sold	118,593	23,244,617	45,802,178	598,235	4,582,375	1,253,919
Shares repurchased	(26,339,716)	(4,657,021)	(14,684,154)	(10,966,279)	(4,606,492)	(11,968,327)
Net increase (decrease)	(26,221,123)	18,587,596	31,118,024	(10,368,044)	(24,117)	(10,714,408)
Shares outstanding, beginning of year	61,611,835	43,024,239	59,502,256	69,870,300	30,951,883	41,666,291
Shares outstanding, end of year	35,390,712	61,611,835	90,620,280	59,502,256	30,927,766	30,951,883

	Inflation Strategy Portfolio		Managed Bond Portfolio		Short Duration Bond Portfolio
Class I
Shares sold	345,156	734,228	4,410,085	6,373,376	6,098,076	11,141,829
Share repurchased	(336,127)	(276,704)	(7,151,473)	(7,759,062)	(6,422,358)	(5,333,406)
Net increase (decrease)	9,029	457,524	(2,741,388)	(1,385,686)	(324,282)	5,808,423
Shares outstanding, beginning of year	2,170,137	1,712,613	68,931,549	70,317,235	48,964,233	43,155,810
Shares outstanding, end of year	2,179,166	2,170,137	66,190,161	68,931,549	48,639,951	48,964,233

Class P
Shares sold	24,627,385	763,289	1,108,906	580,555	557,068	51,812,201
Shares repurchased	(5,176,187)	(5,816,074)	(33,577,877)	(37,681,928)	(115,072,387)	(9,867,890)
Net increase (decrease)	19,451,198	(5,052,785)	(32,468,971)	(37,101,373)	(114,515,319)	41,944,311
Shares outstanding, beginning of year	15,830,612	20,883,397	136,487,349	173,588,722	164,696,314	122,752,003
Shares outstanding, end of year	35,281,810	15,830,612	104,018,378	136,487,349	50,180,995	164,696,314

	Emerging Markets Debt Portfolio		Comstock Portfolio		Developing Growth Portfolio

Class I
Shares sold	1,269,026	2,665,299	762,863	938,641	1,503,210	301,113
Share repurchased	(1,256,397)	(780,807)	(1,746,646)	(3,122,068)	(1,854,485)	(1,424,169)
Net increase (decrease)	12,629	1,884,492	(983,783)	(2,183,427)	(351,275)	(1,123,056)
Shares outstanding, beginning of year	3,861,907	1,977,415	17,749,724	19,933,151	8,492,763	9,615,819
Shares outstanding, end of year	3,874,536	3,861,907	16,765,941	17,749,724	8,141,488	8,492,763

Class P
Shares sold	68,871,788	2,586,672	129,495	3,946,080	5,605	513,737
Shares repurchased	(7,698,425)	(28,953,282)	(12,912,958)	(17,043,829)	(4,175,155)	(2,978,286)
Net increase (decrease)	61,173,363	(26,366,610)	(12,783,463)	(13,097,749)	(4,169,550)	(2,464,549)
Shares outstanding, beginning of year	26,109,160	52,475,770	40,745,058	53,842,807	6,617,085	9,081,634
Shares outstanding, end of year	87,282,523	26,109,160	27,961,595	40,745,058	2,447,535	6,617,085

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio
Class I
Shares sold	850,963	811,391	2,649,918	6,366,087	833,696	848,025
Share repurchased	(2,168,651)	(2,153,722)	(3,329,431)	(2,981,207)	(998,214)	(844,395)
Net increase (decrease)	(1,317,688)	(1,342,331)	(679,513)	3,384,880	(164,518)	3,630
Shares outstanding, beginning of year	20,188,408	21,530,739	35,347,649	31,962,769	6,575,810	6,572,180
Shares outstanding, end of year	18,870,720	20,188,408	34,668,136	35,347,649	6,411,292	6,575,810

Class P
Shares sold	9,091,148	9,103	26,074	3,861,661	-	-
Shares repurchased	(5,919,313)	(5,135,591)	(7,343,164)	(3,054,353)	-	-
Net increase (decrease)	3,171,835	(5,126,488)	(7,317,090)	807,308	-	-
Shares outstanding, beginning of year	19,987,069	25,113,557	13,639,532	12,832,224	843	843
Shares outstanding, end of year	23,158,904	19,987,069	6,322,442	13,639,532	843	843

	Growth Portfolio		Large-Cap Growth Portfolio		Large-Cap Value Portfolio
Class I
Shares sold	961,202	1,215,773	3,879,254	3,211,165	733,415	997,171
Share repurchased	(2,317,053)	(2,144,655)	(3,425,363)	(3,305,297)	(2,314,261)	(2,474,558)
Net increase (decrease)	(1,355,851)	(928,882)	453,891	(94,132)	(1,580,846)	(1,477,387)
Shares outstanding, beginning of year	20,078,442	21,007,324	21,107,946	21,202,078	17,678,498	19,155,885
Shares outstanding, end of year	18,722,591	20,078,442	21,561,837	21,107,946	16,097,652	17,678,498

Class P
Shares sold	11,005,478	2,890,025	47,163,179	34,111	185,932	8,283,936
Shares repurchased	(7,123,900)	(5,202,160)	(20,436,318)	(31,087,850)	(24,910,022)	(17,247,492)
Net increase (decrease)	3,881,578	(2,312,135)	26,726,861	(31,053,739)	(24,724,090)	(8,963,556)
Shares outstanding, beginning of year	20,604,498	22,916,633	48,708,931	79,762,670	69,821,157	78,784,713
Shares outstanding, end of year	24,486,076	20,604,498	75,435,792	48,708,931	45,097,067	69,821,157

	Main Street Core Portfolio		Mid-Cap Equity Portfolio		Mid-Cap Growth Portfolio
Class I
Shares sold	129,759	224,110	1,272,961	1,002,158	1,787,400	2,167,134
Shares issued in connection with acquisition (1)	1,553,041	-	-	-	-	-
Share repurchased	(2,011,844)	(2,054,916)	(1,988,478)	(2,771,826)	(2,641,607)	(2,531,413)
Net increase (decrease)	(329,044)	(1,830,806)	(715,517)	(1,769,668)	(854,207)	(364,279)
Shares outstanding, beginning of year	15,268,836	17,099,642	17,494,288	19,263,956	22,045,036	22,409,315
Shares outstanding, end of year	14,939,792	15,268,836	16,778,771	17,494,288	21,190,829	22,045,036

Class P
Shares sold	34,053	1,939,720	5,512,120	305,163	30,516,997	265,368
Shares repurchased	(7,377,126)	(3,967,885)	(3,916,786)	(17,563,279)	(7,601,405)	(8,319,111)
Net increase (decrease)	(7,343,073)	(2,028,165)	1,595,334	(17,258,116)	22,915,592	(8,053,743)
Shares outstanding, beginning of year	18,077,112	20,105,277	18,888,513	36,146,629	9,541,795	17,595,538
Shares outstanding, end of year	10,734,039	18,077,112	20,483,847	18,888,513	32,457,387	9,541,795

	Mid-Cap Value Portfolio		Small-Cap Equity Portfolio
Class I
Shares sold	536,496	770,511	506,136	677,654
Share repurchased	(873,893)	(808,534)	(1,174,943)	(896,560)
Net increase (decrease)	(337,397)	(38,023)	(668,807)	(218,906)
Shares outstanding, beginning of year	6,311,115	6,349,138	4,510,684	4,729,590
Shares outstanding, end of year	5,973,718	6,311,115	3,841,877	4,510,684

Class P
Shares sold	226,710	12,522,312	5,703	452,197
Shares repurchased	(20,452,213)	(12,114,933)	(8,602,276)	(4,860,018)
Net increase (decrease)	(20,225,503)	407,379	(8,596,573)	(4,407,821)
Shares outstanding, beginning of year	62,068,841	61,661,462	15,642,204	20,050,025
Shares outstanding, end of year	41,843,338	62,068,841	7,045,631	15,642,204

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	Small-Cap Growth Portfolio		Small-Cap Index Portfolio		Small-Cap Value Portfolio
Class I
Shares sold			2,615,260	2,270,958	634,110	1,052,632
Share repurchased			(3,408,462)	(3,148,477)	(1,508,960)	(2,107,536)
Net increase (decrease)			(793,202)	(877,519)	(874,850)	(1,054,904)
Shares outstanding, beginning of year			22,502,079	23,379,598	10,827,758	11,882,662
Shares outstanding, end of year			21,708,877	22,502,079	9,952,908	10,827,758

Class P
Shares sold	1,523,358	1,264,459	141,706	3,936	7,042	4,704,265
Shares repurchased	(5,773,705)	(4,448,585)	(3,604,133)	(18,608,816)	(8,970,356)	(4,796,828)
Net increase (decrease)	(4,250,347)	(3,184,126)	(3,462,427)	(18,604,880)	(8,963,314)	(92,563)
Shares outstanding, beginning of year	13,438,715	16,622,841	15,308,036	33,912,916	17,512,058	17,604,621
Shares outstanding, end of year	9,188,368	13,438,715	11,845,609	15,308,036	8,548,744	17,512,058

	Value Advantage Portfolio		Emerging Markets Portfolio		International Large-Cap Portfolio
Class I
Shares sold	569,510	798,712	2,639,119	3,007,402	5,661,333	4,063,441
Share repurchased	(392,939)	(665,644)	(3,303,607)	(3,364,203)	(6,883,337)	(10,853,079)
Net increase (decrease)	176,571	133,068	(664,488)	(356,801)	(1,222,004)	(6,789,638)
Shares outstanding, beginning of year	2,063,418	1,930,350	24,053,360	24,410,161	59,539,265	66,328,903
Shares outstanding, end of year	2,239,989	2,063,418	23,388,872	24,053,360	58,317,261	59,539,265

Class P
Shares sold	160,656	10,118,841	332,075	5,862,396	62,848,624	75,298
Shares repurchased	(24,667,667)	(16,394,717)	(9,551,820)	(23,914,679)	(15,851,428)	(66,159,440)
Net increase (decrease)	(24,507,011)	(6,275,876)	(9,219,745)	(18,052,283)	46,997,196	(66,084,142)
Shares outstanding, beginning of year	75,284,175	81,560,051	86,995,270	105,047,553	108,346,196	174,430,338
Shares outstanding, end of year	50,777,164	75,284,175	77,775,525	86,995,270	155,343,392	108,346,196

	International Small-Cap Portfolio		International Value Portfolio		Health Sciences Portfolio
Class I
Shares sold	2,082,165	1,140,293	1,810,853	1,005,240	715,496	1,035,732
Share repurchased	(1,014,566)	(1,807,467)	(1,950,660)	(2,604,643)	(1,697,073)	(1,382,830)
Net increase (decrease)	1,067,599	(667,174)	(139,807)	(1,599,403)	(981,577)	(347,098)
Shares outstanding, beginning of year	7,927,460	8,594,634	23,589,615	25,189,018	10,698,848	11,045,946
Shares outstanding, end of year	8,995,059	7,927,460	23,449,808	23,589,615	9,717,271	10,698,848

Class P
Shares sold	548,275	25,883	44,231,526	23,834,029	-	-
Shares repurchased	(16,609,270)	(32,949,812)	(9,042,305)	(13,267,877)	-	-
Net increase (decrease)	(16,060,995)	(32,923,929)	35,189,221	10,566,152	-	-
Shares outstanding, beginning of year	57,161,887	90,085,816	77,725,634	67,159,482	773	773
Shares outstanding, end of year	41,100,892	57,161,887	112,914,855	77,725,634	773	773

	Real Estate Portfolio		Technology Portfolio		Currency Strategies Portfolio
Class I
Shares sold	727,077	694,781	4,806,498	4,551,214	164,186	66,934
Share repurchased	(2,143,135)	(2,238,175)	(3,605,273)	(2,666,339)	(113,885)	(118,589)
Net increase (decrease)	(1,416,058)	(1,543,394)	1,201,225	1,884,875	50,301	(51,655)
Shares outstanding, beginning of year	11,807,362	13,350,756	18,911,310	17,026,435	410,985	462,640
Shares outstanding, end of year	10,391,304	11,807,362	20,112,535	18,911,310	461,286	410,985

Class P
Shares sold	346,887	579,425	-	-	1,366,046	2,874,351
Shares repurchased	(3,911,125)	(5,897,698)	-	-	(15,165,884)	(11,776,869)
Net increase (decrease)	(3,564,238)	(5,318,273)	-	-	(13,799,838)	(8,902,518)
Shares outstanding, beginning of year	9,882,208	15,200,481	1,837	1,837	86,976,836	95,879,354
Shares outstanding, end of year	6,317,970	9,882,208	1,837	1,837	73,176,998	86,976,836

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	Diversified Alternatives Portfolio		Equity Long/Short Portfolio		Global Absolute Return Portfolio
Class I
Shares sold	188,677	173,757	611,843	904,406	397,538	1,992,573
Share repurchased	(133,026)	(51,568)	(1,073,152)	(368,211)	(456,499)	(211,124)
Net increase (decrease)	55,651	122,189	(461,309)	536,195	(58,961)	1,781,449
Shares outstanding, beginning of year	402,317	280,128	2,124,800	1,588,605	3,026,006	1,244,557
Shares outstanding, end of year	457,968	402,317	1,663,491	2,124,800	2,967,045	3,026,006

Class P
Shares sold			25,719,148	1,053,409	1,217,409	20,237,158
Shares repurchased			(2,473,150)	(24,628,067)	(9,793,610)	(9,223,405)
Net increase (decrease)			23,245,998	(23,574,658)	(8,576,201)	11,013,753
Shares outstanding, beginning of year			67,915,338	91,489,996	84,031,967	73,018,214
Shares outstanding, end of year			91,161,336	67,915,338	75,455,766	84,031,967

	Pacific Dynamix - Conservative Growth Portfolio		Pacific Dynamix - Moderate Growth Portfolio		Pacific Dynamix - Growth Portfolio
Class I
Shares sold	2,344,462	2,352,239	5,089,335	9,231,932	3,204,956	4,765,545
Share repurchased	(3,444,317)	(3,610,788)	(6,675,889)	(3,475,003)	(3,177,029)	(3,011,193)
Net increase (decrease)	(1,099,855)	(1,258,549)	(1,586,554)	5,756,929	27,927	1,754,352
Shares outstanding, beginning of year	35,438,003	36,696,552	123,286,608	117,529,679	35,360,063	33,605,711
Shares outstanding, end of year	34,338,148	35,438,003	121,700,054	123,286,608	35,387,990	35,360,063

	Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate- Conservative Portfolio		Portfolio Optimization Moderate Portfolio
Class I
Shares sold	6,528,542	2,076,591	753,385	1,218,412	1,147,285	1,550,001
Share repurchased	(26,266,775)	(29,359,764)	(32,966,500)	(63,661,102)	(112,948,729)	(116,914,559)
Net increase (decrease)	(19,738,233)	(27,283,173)	(32,213,115)	(62,442,690)	(111,801,444)	(115,364,558)
Shares outstanding, beginning of year	141,972,711	169,255,884	216,799,910	279,242,600	817,857,169	933,221,727
Shares outstanding, end of year	122,234,478	141,972,711	184,586,795	216,799,910	706,055,725	817,857,169

	Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive- Growth Portfolio
Class I
Shares sold	803,675	902,304	1,094,512	1,135,366
Share repurchased	(90,134,953)	(96,895,176)	(17,701,239)	(20,759,462)
Net increase (decrease)	(89,331,278)	(95,992,872)	(16,606,727)	(19,624,096)
Shares outstanding, beginning of year	653,405,687	749,398,559	141,283,413	160,907,509
Shares outstanding, end of year	564,074,409	653,405,687	124,676,686	141,283,413

	PSF DFA Balanced Allocation Portfolio
Class D
Shares sold	6,667,442	5,671,863
Share repurchased	(785,636)	(230,645)
Net increase (decrease)	5,881,806	5,441,218
Shares outstanding, beginning of year	8,573,527	3,132,309
Shares outstanding, end of year	14,455,333	8,573,527

(1)	See Note 12 in Notes to Financial Statements for shares issued in connection with acquisition.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments (as to the Equity Index, Small-Cap Equity, and Small-Cap Index Portfolios, the summary schedules of investments), of the Core Income, Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy, Managed Bond, Short Duration Bond, Emerging Markets Debt, Comstock, Developing Growth, Dividend Growth, Equity Index, Focused Growth, Growth, Large-Cap Growth, Large-Cap Value, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value Advantage, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, Currency Strategies, Diversified Alternatives, Equity Long/Short, Global Absolute Return, Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth, Pacific Dynamix-Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, and PSF DFA Balanced Allocation Portfolios, forty-seven of fifty-six portfolios constituting Pacific Select Fund (collectively the “Trust”), as of December 31, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statements of cash flows for the year then ended for the Inflation Managed and Inflation Strategy Portfolios, and the financial highlights for each of the five years in the year then ended for the Portfolios, except Core Income, Small-Cap Growth, Diversified Alternatives, Equity Long/Short, and PSF DFA Balanced Allocation Portfolios; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Core Income, Small-Cap Growth, Diversified Alternatives, Equity Long/Short, and PSF DFA Balanced Allocation Portfolios; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios listed above constituting the Trust as of December 31, 2018, the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), the cash flows for the Inflation Managed and Inflation Strategy Portfolios for the year then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Portfolio Comprising the Pacific Select Fund	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Core Income Equity Long/Short	For the year ended December 31, 2018.	For the years ended December 31, 2018 and 2017.	For the years ended December 31, 2018, 2017, 2016, and the period from April 27, 2015 (commencement of operations) through December 31, 2015.
Small-Cap Growth	For the year ended December 31, 2018.	For the years ended December 31, 2018 and 2017.	For the years ended December 31, 2018, 2017, and the period from October 28, 2016 (commencement of operations) through December 31, 2016.
Diversified Alternatives	For the year ended December 31, 2018.	For the years ended December 31, 2018 and 2017.	For the years ended December 31, 2018, 2017, 2016, and the period from October 30, 2015 (commencement of operations) through December 31, 2015.
PSF DFA Balanced Allocation	For the year ended December 31, 2018.	For the years ended December 31, 2018 and 2017.	For the years ended December 31, 2018, 2017, and the period from April 29, 2016 (commencement of operations) through December 31, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis,

E-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 25, 2019

We have served as the auditor of one or more affiliated investment companies of Pacific Select Fund since 1988.

E-2

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2018 to December 31, 2018.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6, 7B, and 7C in Notes to Financial Statements). The “Ending Account Value at 12/31/18” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/18-12/31/18” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2018 to December 31, 2018.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your fund(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/18-12/31/18.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6, 7B, and 7C in Notes to Financial Statements). It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/18	Ending Account Value at 12/31/18	Annualized Expense Ratio	Expenses Paid During the Period 07/01/18- 12/31/18 (1)
Core Income
Actual

Class I	$1,000.00	$1,000.50	0.75%	$3.78

Class P	1,000.00	1,001.50	0.55%	2.77
Hypothetical

Class I	$1,000.00	$1,021.42	0.75%	$3.82

Class P	1,000.00	1,022.43	0.55%	2.80

Diversified Bond
Actual

Class I	$1,000.00	$1,010.70	0.66%	$3.34

Class P	1,000.00	1,011.70	0.46%	2.33
Hypothetical

Class I	$1,000.00	$1,021.88	0.66%	$3.36

Class P	1,000.00	1,022.89	0.46%	2.35

Floating Rate Income
Actual

Class I	$1,000.00	$982.40	0.95%	$4.75

Class P	1,000.00	983.30	0.75%	3.75
Hypothetical

Class I	$1,000.00	$1,020.42	0.95%	$4.84

Class P	1,000.00	1,021.42	0.75%	3.82

Floating Rate Loan
Actual

Class I	$1,000.00	$982.10	0.96%	$4.80

Class P	1,000.00	983.10	0.76%	3.80
Hypothetical

Class I	$1,000.00	$1,020.37	0.96%	$4.89

Class P	1,000.00	1,021.37	0.76%	3.87

Portfolio	Beginning Account Value at 07/01/18	Ending Account Value at 12/31/18	Annualized Expense Ratio	Expenses Paid During the Period 07/01/18- 12/31/18 (1)
High Yield Bond
Actual

Class I	$1,000.00	$970.00	0.64%	$3.18

Class P	1,000.00	971.00	0.44%	2.19
Hypothetical

Class I	$1,000.00	$1,021.98	0.64%	$3.26

Class P	1,000.00	1,022.99	0.44%	2.24

Inflation Managed
Actual

Class I	$1,000.00	$980.80	1.66%	$8.29

Class P	1,000.00	981.80	1.46%	7.29
Hypothetical

Class I	$1,000.00	$1,016.84	1.66%	$8.44

Class P	1,000.00	1,017.85	1.46%	7.43

Inflation Strategy
Actual

Class I	$1,000.00	$985.10	2.30%	$11.51

Class P	1,000.00	986.10	2.10%	10.51
Hypothetical

Class I	$1,000.00	$1,013.61	2.30%	$11.67

Class P	1,000.00	1,014.62	2.10%	10.66

Managed Bond
Actual

Class I	$1,000.00	$1,010.50	1.10%	$5.57

Class P	1,000.00	1,011.50	0.97%	4.92
Hypothetical

Class I	$1,000.00	$1,019.66	1.10%	$5.60

Class P	1,000.00	1,020.32	0.97%	4.94

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/18	Ending Account Value at 12/31/18	Annualized Expense Ratio	Expenses Paid During the Period 07/01/18- 12/31/18 (1)
Short Duration Bond
Actual

Class I	$1,000.00	$1,010.80	0.63%	$3.19

Class P	1,000.00	1,011.80	0.43%	2.18
Hypothetical

Class I	$1,000.00	$1,022.03	0.63%	$3.21

Class P	1,000.00	1,023.04	0.43%	2.19

Emerging Markets Debt
Actual

Class I	$1,000.00	$1,013.90	1.04%	$5.28

Class P	1,000.00	1,014.90	0.84%	4.27
Hypothetical

Class I	$1,000.00	$1,019.96	1.04%	$5.30

Class P	1,000.00	1,020.97	0.84%	4.28

Comstock
Actual

Class I	$1,000.00	$877.50	0.93%	$4.40

Class P	1,000.00	878.40	0.73%	3.46
Hypothetical

Class I	$1,000.00	$1,020.52	0.93%	$4.74

Class P	1,000.00	1,021.53	0.73%	3.72

Developing Growth
Actual

Class I	$1,000.00	$854.10	0.84%	$3.93

Class P	1,000.00	854.80	0.66%	3.09
Hypothetical

Class I	$1,000.00	$1,020.97	0.84%	$4.28

Class P	1,000.00	1,021.88	0.66%	3.36

Dividend Growth
Actual

Class I	$1,000.00	$973.50	0.90%	$4.48

Class P	1,000.00	974.50	0.70%	3.48
Hypothetical

Class I	$1,000.00	$1,020.67	0.90%	$4.58

Class P	1,000.00	1,021.68	0.70%	3.57

Equity Index
Actual

Class I	$1,000.00	$930.00	0.28%	$1.36

Class P	1,000.00	930.90	0.08%	0.39
Hypothetical

Class I	$1,000.00	$1,023.79	0.28%	$1.43

Class P	1,000.00	1,024.80	0.08%	0.41

Focused Growth
Actual

Class I	$1,000.00	$924.50	0.98%	$4.75

Class P	1,000.00	925.40	0.76%	3.69
Hypothetical

Class I	$1,000.00	$1,020.27	0.98%	$4.99

Class P	1,000.00	1,021.37	0.76%	3.87

Growth
Actual

Class I	$1,000.00	$912.90	0.78%	$3.76

Class P	1,000.00	913.90	0.58%	2.80
Hypothetical

Class I	$1,000.00	$1,021.27	0.78%	$3.97

Class P	1,000.00	1,022.28	0.58%	2.96

Portfolio	Beginning Account Value at 07/01/18	Ending Account Value at 12/31/18	Annualized Expense Ratio	Expenses Paid During the Period 07/01/18- 12/31/18 (1)
Large-Cap Growth
Actual

Class I	$1,000.00	$890.90	0.89%	$4.24

Class P	1,000.00	891.80	0.69%	3.29
Hypothetical

Class I	$1,000.00	$1,020.72	0.89%	$4.53

Class P	1,000.00	1,021.73	0.69%	3.52

Large-Cap Value
Actual

Class I	$1,000.00	$924.80	0.83%	$4.03

Class P	1,000.00	925.70	0.63%	3.06
Hypothetical

Class I	$1,000.00	$1,021.02	0.83%	$4.23

Class P	1,000.00	1,022.03	0.63%	3.21

Main Street Core
Actual

Class I	$1,000.00	$922.80	0.67%	$3.25

Class P	1,000.00	923.70	0.48%	2.33
Hypothetical

Class I	$1,000.00	$1,021.83	0.67%	$3.41

Class P	1,000.00	1,022.79	0.48%	2.45

Mid-Cap Equity
Actual

Class I	$1,000.00	$887.50	0.88%	$4.19

Class P	1,000.00	888.40	0.68%	3.24
Hypothetical

Class I	$1,000.00	$1,020.77	0.88%	$4.48

Class P	1,000.00	1,021.78	0.68%	3.47

Mid-Cap Growth
Actual

Class I	$1,000.00	$899.10	0.91%	$4.36

Class P	1,000.00	900.00	0.71%	3.40
Hypothetical

Class I	$1,000.00	$1,020.62	0.91%	$4.63

Class P	1,000.00	1,021.63	0.71%	3.62

Mid-Cap Value
Actual

Class I	$1,000.00	$863.40	0.92%	$4.32

Class P	1,000.00	864.30	0.72%	3.38
Hypothetical

Class I	$1,000.00	$1,020.57	0.92%	$4.69

Class P	1,000.00	1,021.58	0.72%	3.67

Small-Cap Equity
Actual

Class I	$1,000.00	$838.20	0.93%	$4.31

Class P	1,000.00	839.10	0.73%	3.38
Hypothetical

Class I	$1,000.00	$1,020.52	0.93%	$4.74

Class P	1,000.00	1,021.53	0.73%	3.72

Small-Cap Growth
Actual

Class P	$1,000.00	$860.90	0.90%	$4.22
Hypothetical

Class P	$1,000.00	$1,020.67	0.90%	$4.58

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/18	Ending Account Value at 12/31/18	Annualized Expense Ratio	Expenses Paid During the Period 07/01/18- 12/31/18 (1)
Small-Cap Index
Actual

Class I	$1,000.00	$824.00	0.55%	$2.53

Class P	1,000.00	824.80	0.35%	1.61
Hypothetical

Class I	$1,000.00	$1,022.43	0.55%	$2.80

Class P	1,000.00	1,023.44	0.35%	1.79

Small-Cap Value
Actual

Class I	$1,000.00	$808.40	0.98%	$4.47

Class P	1,000.00	809.20	0.78%	3.56
Hypothetical

Class I	$1,000.00	$1,020.27	0.98%	$4.99

Class P	1,000.00	1,021.27	0.78%	3.97

Value Advantage
Actual

Class I	$1,000.00	$919.10	0.88%	$4.26

Class P	1,000.00	920.00	0.68%	3.29
Hypothetical

Class I	$1,000.00	$1,020.77	0.88%	$4.48

Class P	1,000.00	1,021.78	0.68%	3.47

Emerging Markets
Actual

Class I	$1,000.00	$889.70	1.06%	$5.05

Class P	1,000.00	890.60	0.86%	4.10
Hypothetical

Class I	$1,000.00	$1,019.86	1.06%	$5.40

Class P	1,000.00	1,020.87	0.86%	4.38

International Large-Cap
Actual

Class I	$1,000.00	$901.00	1.00%	$4.79

Class P	1,000.00	902.00	0.80%	3.84
Hypothetical

Class I	$1,000.00	$1,020.16	1.00%	$5.09

Class P	1,000.00	1,021.17	0.80%	4.08

International Small-Cap
Actual

Class I	$1,000.00	$811.00	1.08%	$4.93

Class P	1,000.00	811.80	0.88%	4.02
Hypothetical

Class I	$1,000.00	$1,019.76	1.08%	$5.50

Class P	1,000.00	1,020.77	0.88%	4.48

International Value
Actual

Class I	$1,000.00	$898.20	0.89%	$4.26

Class P	1,000.00	899.10	0.69%	3.30
Hypothetical

Class I	$1,000.00	$1,020.72	0.89%	$4.53

Class P	1,000.00	1,021.73	0.69%	3.52

Health Sciences
Actual

Class I	$1,000.00	$1,012.70	1.13%	$5.73

Class P	1,000.00	1,013.70	0.93%	4.72
Hypothetical

Class I	$1,000.00	$1,019.51	1.13%	$5.75

Class P	1,000.00	1,020.52	0.93%	4.74

Portfolio	Beginning Account Value at 07/01/18	Ending Account Value at 12/31/18	Annualized Expense Ratio	Expenses Paid During the Period 07/01/18- 12/31/18 (1)
Real Estate
Actual

Class I	$1,000.00	$945.30	1.04%	$5.10

Class P	1,000.00	946.20	0.85%	4.17
Hypothetical

Class I	$1,000.00	$1,019.96	1.04%	$5.30

Class P	1,000.00	1,020.92	0.85%	4.33

Technology
Actual

Class I	$1,000.00	$871.30	1.14%	$5.38

Class P	1,000.00	872.30	0.93%	4.39
Hypothetical

Class I	$1,000.00	$1,019.46	1.14%	$5.80

Class P	1,000.00	1,020.52	0.93%	4.74

Currency Strategies
Actual

Class I	$1,000.00	$988.50	0.93%	$4.66

Class P	1,000.00	989.60	0.73%	3.66
Hypothetical

Class I	$1,000.00	$1,020.52	0.93%	$4.74

Class P	1,000.00	1,021.53	0.73%	3.72

Diversified Alternatives
Actual

Class I	$1,000.00	$950.50	0.50%	$2.46
Hypothetical

Class I	$1,000.00	$1,022.68	0.50%	$2.55

Equity Long/Short
Actual

Class I	$1,000.00	$915.20	1.26%	$6.08

Class P	1,000.00	916.10	1.06%	5.12
Hypothetical

Class I	$1,000.00	$1,018.85	1.26%	$6.41

Class P	1,000.00	1,019.86	1.06%	5.40

Global Absolute Return
Actual

Class I	$1,000.00	$944.30	1.19%	$5.83

Class P	1,000.00	945.30	0.99%	4.85
Hypothetical

Class I	$1,000.00	$1,019.21	1.19%	$6.06

Class P	1,000.00	1,020.21	0.99%	5.04

Pacific Dynamix - Conservative Growth (2)
Actual

Class I	$1,000.00	$967.70	0.39%	$1.93
Hypothetical

Class I	$1,000.00	$1,023.24	0.39%	$1.99

Pacific Dynamix - Moderate Growth (2)
Actual

Class I	$1,000.00	$948.10	0.37%	$1.82
Hypothetical

Class I	$1,000.00	$1,023.34	0.37%	$1.89

Pacific Dynamix - Growth (2)
Actual

Class I	$1,000.00	$927.10	0.37%	$1.80
Hypothetical

Class I	$1,000.00	$1,023.34	0.37%	$1.89

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/18	Ending Account Value at 12/31/18	Annualized Expense Ratio	Expenses Paid During the Period 07/01/18- 12/31/18 (1)
Portfolio Optimization Conservative (2)
Actual

Class I	$1,000.00	$980.60	0.32%	$1.60
Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Portfolio Optimization Moderate-Conservative (2)
Actual

Class I	$1,000.00	$960.60	0.32%	$1.58
Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Portfolio Optimization Moderate (2)
Actual

Class I	$1,000.00	$941.50	0.32%	$1.57
Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Portfolio	Beginning Account Value at 07/01/18	Ending Account Value at 12/31/18	Annualized Expense Ratio	Expenses Paid During the Period 07/01/18- 12/31/18 (1)
Portfolio Optimization Growth (2)
Actual

Class I	$1,000.00	$921.80	0.32%	$1.55
Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Portfolio Optimization Aggressive-Growth (2)
Actual

Class I	$1,000.00	$906.80	0.32%	$1.54
Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

PSF DFA Balanced Allocation (2)
Actual

Class I	$1,000.00	$940.20	0.53%	$2.59
Hypothetical

Class I	$1,000.00	$1,022.53	0.53%	$2.70

(1)

Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

(2)

The annualized expense ratios for the Diversified Alternatives, Pacific Dynamix, Portfolio Optimization, and PSF DFA Balanced Allocation Portfolios do not include expenses of their respective Underlying Funds (see Note 1 in Notes to Financial Statements) in which these Funds invest.

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former Director (2005 to 2016) of Trustmark Mutual Holding Company; Former Member of Board of Trustees (2010 to 2016) of Cranbrook Educational Community. Formerly: Executive Vice President and Chief Financial Officer of Zurich Life; Executive Vice President and Chief Financial Officer of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Governors of Cranbrook Schools; Member of Board of Regents of Eastern Michigan University.	91

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	91

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Funds Series Trust; Consultant to the Trust and Pacific Funds Series Trust (11/15 to 6/16); Independent Trustee (2010 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (2010 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation. Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP.	91

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	91

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	91

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to present) of Pacific Funds Series Trust.	91

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/1/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Funds Series Trust.	91

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Funds Series Trust.	91

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	91

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds Series Trust.	91

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) and of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Funds Series Trust.	91

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	91

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14 (Assistant Vice President 11/06 to 12/14)	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	91

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; and Vice President (12/13 to present) of Pacific Funds Series Trust. Formerly: Vice President and Attorney of Pacific Investment Management Company LLC (“PIMCO”).	91

Trevor T. Smith Year of birth 1975	Assistant Vice President since 3/23/16 and Treasurer since 4/1/2018 (Assistant Treasurer 3/16 to 3/18)	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; and Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Funds Series Trust.	91

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	91

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2018, the “Fund Complex” consisted of Pacific Select Fund (56 funds) and Pacific Funds Series Trust (35 funds).

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages the Core Income, High Yield Bond and Floating Rate Income Portfolios (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Pacific Dynamix Funds”); the Diversified Alternatives Portfolio; and the PSF DFA Balanced Allocation Portfolio (together with the Portfolio Optimization Funds, Pacific Dynamix Funds and Diversified Alternatives Portfolio, the “Asset Allocation Funds” and together with the Asset Allocation Funds and the PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other third-party firms to serve as Sub-Advisers under PLFA’s oversight. The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers, or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 12, 2018.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board also received information on the overall profitability to Pacific Life Insurance Company (“Pacific Life”) of the variable insurance products, which are supported by the Trust. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

    A. Nature, Extent and Quality of Services

PLFA –The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM, since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to

1 At the December 12th meeting, the Board did not consider the continuance of the Sub-Advisory Agreement relating to the Real Estate Portfolio, as that agreement was not up for renewal at that time.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the asset allocation funds. In addition, the Trustees considered PLFA’s sub-adviser research process and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had recently engaged a third-party consulting firm to review PLFA’s asset allocation process, and that the firm had reported favorably on PLFA’s asset allocation capabilities. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and/or stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds of the Trust and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for both the PAM Managed Funds and Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered the information and support provided by PLFA in connection with the Trustees’ fair valuation responsibilities.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for both the PAM Managed Funds and Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds-of-funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and each Sub-Adviser.

    B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that the custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2018, as available, compared to the applicable benchmark and Selected Performance Peer Group. With respect to the actively-managed Funds, the Trustees placed greater emphasis on a Fund’s performance against peers as opposed to the unmanaged benchmark index. With respect to those Funds that pursue an index strategy, the Trustees placed greater emphasis on the tracking error of a Fund against its target index as opposed to performance against peers.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds of the Trust, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser has taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Comstock Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and ten-year periods and underperformed for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the third quintile for the five-year period.

Dividend Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three- and five-year periods and slightly outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2010.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and slightly underperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods, the second quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and ten-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring the Fund closely for improved performance.

Main Street Core Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the third quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list” and that PLFA represented it is encouraged by improved performance in recent months and will be monitoring the Fund closely for improved performance.

Value Advantage Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-year period, underperformed for the three-year period and slightly underperformed for the five-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the second quintile for the five-year period.

Developing Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Mid-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and slightly underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and underperformed for the five-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2015.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Small-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods, underperformed for the five-year period and performed in line for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods, the second quintile for the three-year period and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Advisers have co-managed the Fund since 2010 and that one Sub-Adviser manages a sleeve of the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered the performance of each sleeve separately in evaluating the Sub-Advisers.

Small-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Small-Cap Growth Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Emerging Markets Debt Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three-year period and slightly outperformed for the five-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the first quintile for the three-year period.

Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and slightly outperformed for the five-year period; (2) outperformed its primary benchmark for the one-, three- and ten-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the third quintile for the five-year period.

International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods, performed in line for the three-year period and underperformed for the five-year period; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and slightly outperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the first quintile for the ten-year period.

International Small-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the second quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods. The Board also considered PLFA’s views as to the competitive nature of the Sub-Adviser’s longer-term performance and its confidence in the Sub-Adviser’s investment process.

International Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, performed in line for the three-year period and underperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fifth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since May 2017.

Diversified Alternatives Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Currency Strategies Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the Fund had a co-Sub-Adviser from 2013 until 2018.

Equity Long/Short Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered PLFA’s representation that the Sub-Adviser’s investment style is currently out of favor.

Global Absolute Return Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring its performance closely.

Health Sciences Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and ten-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Real Estate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and ten-year periods and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective May 2018 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Technology Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2016.

Core Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period.

Floating Rate Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Diversified Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2009.

Floating Rate Loan Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2010.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)
(Unaudited)

High Yield Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, slightly outperformed for the three-year period, slightly underperformed for the five-year period and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period.

Inflation Managed Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three- and ten-year periods and slightly outperformed for the five-year period; (2) underperformed its primary benchmark for the one- and five-year periods and outperformed for the three- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and ten-year periods and the second quintile for the five-year period.

Inflation Strategy Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) slightly underperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since November 2017.

Managed Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three- and ten-year periods; (2) underperformed its primary benchmark for the one-year period, outperformed for the three- and ten-year periods and slightly outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period, the third quintile for the five-year period and the first quintile for the ten-year period.

PD 1-3 Year Corporate Bond Portfolio

The Fund underperformed its primary benchmark for the one- and three-year periods.

Short Duration Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered PLFA’s representation that performance is in line with its expectations given the Sub-Adviser’s management style.

PD Aggregate Bond Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the first quintile for the one-year period.

PD High Yield Bond Market Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods and the first quintile for the three-year period.

PD International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) slightly underperformed its primary benchmark for the one-year period, outperformed for the three-year period and slightly outperformed for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods and the first quintile for the three-year period.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Dynamix – Conservative Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three-year period and slightly outperformed for the five-year period; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Pacific Dynamix – Moderate Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three-year period; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

Pacific Dynamix –Growth Portfolio

The Fund: (1) slightly outperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the second quintile for the five-year period.

Portfolio Optimization Conservative Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three-year period and performed in line for the five-year period; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the third quintile for the five-year period.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three-year period; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Portfolio Optimization Moderate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Portfolio Optimization Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

PSF DFA Balanced Allocation Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds in the Asset Allocation Funds and that

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds of the Trust. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for shareholders generally. The Trustees also noted that certain of the Underlying Funds are also available as investment options outside of the Asset Allocation Funds.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

    C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Developing Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Diversified Alternatives Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Equity Long/Short Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee. The Trustees also considered that the Operating Expenses for the Fund include investment related expenses.

Global Absolute Return Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.09% of its advisory fee.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Core Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.05% of its advisory fee upon closing of the reorganization of the Floating Rate Loan Portfolio into the Fund.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Loan Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Strategy Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average.

PSF DFA Balanced Allocation Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees also considered that the Selected Expense Peer Group contains funds which have a differing expense structure and that PLFA represented that the small amount of Fund assets may cause expenses to appear high relative to the peer group.

During their review, the Trustees considered that all of the Funds, except for the Equity Long/Short Portfolio, Portfolio Optimization Funds and Underlying Funds of the Pacific Dynamix Funds, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’ length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

    D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’ length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and/or advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Asset Allocation Funds. The Independent Trustees noted that the Portfolio Optimization Funds, Pacific Dynamix Funds and Diversified Alternatives Portfolio are funds-of-funds that invest in other Funds of the Trust that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of these Asset Allocation Funds as assets grow. With respect to the Portfolio Optimization Funds, the Trustees noted that the advisory fee was initially priced to scale, whereby the fee was set at an amount that takes into account the current size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

    E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

    F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders,

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

PACIFIC SELECT FUND

SPECIAL MEETING OF SHAREHOLDERS

(Unaudited)

In accordance with Rule 30e-1(b), under the Investment Company Act of 1940, Pacific Select Fund (the “Trust”) is required to furnish certain information regarding any matters submitted to a vote of the Trust’s shareholders. Shareholders of record on April 9, 2018 representing 4,264,037 shares of Long/Short Large-Cap Portfolio were notified that a Special Meeting of Shareholders (the “Meeting”) would be held at the offices of the Trust on June 18, 2018. 100% of the outstanding shares of the Trust were voted at the Meeting. A brief description of the matter voted upon as well as the voting results of the aforementioned Meeting are outlined as follows:

Proposal #1 for the Long/Short Large-Cap Portfolio:

To approve the Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Long/Short Large-Cap Portfolio by the Main Street Core Portfolio in exchange for shares of the Main Street Core Portfolio.

	Votes For		Votes Against		Votes Withheld		Voted Shares

	Number	Percent*	Number	Percent*	Number	Percent*	Number	Percent*
Long/Short Large-Cap Portfolio	3,895,916	91.37%	160,923	3.77%	207,198	4.86%	4,264,037	100.00%

*	Based on total shares outstanding as of the record date April 9, 2018.

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www.sec.gov; or (ii) on the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectuses and Statement of Additional Information (“SAI”). The prospectuses and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

Availability of a Complete Schedule of Investments

The Trust’s annual and semi-annual reports may contain a summary schedule of investments (“SOI”) for certain Funds. A complete schedule for each summary SOI presented is available as noted below.

How to Obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), the Pacific Dynamix Underlying Funds annual and semi-annual reports, and complete Schedules of Investments are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’ website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Annuity Financial Advisors: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-347-7787

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

6 a.m. through 5 p.m. Pacific Time (Monday through Friday)

Pacific Dynamix Underlying Funds

Annual Report

As of December 31, 2018

TABLE OF CONTENTS

PACIFIC SELECT FUND

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in Pacific Select Fund (the Trust) as it relates specifically to the underlying funds (the Pacific Dynamix Underlying Funds) of the Pacific Dynamix-Conservative Growth, Pacific Dynamix- Moderate Growth and Pacific Dynamix-Growth Portfolios (the Pacific Dynamix Portfolios). This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains information about the Trust and each of its funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a fund will achieve its investment objective. Each fund is subject to market risk. The value of a fund changes as its asset values go up or down. The value of a fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Pacific Dynamix Underlying Fund are net of fees and includes reinvestment of all dividends and capital gain distributions, if any. Past performance is not predictive of future performance. This report shows you the performance of the Trust’s Pacific Dynamix Underlying Funds compared to benchmark indices. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Pacific Dynamix Underlying Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses, and cannot be purchased directly by investors. Index returns include reinvested dividends.

Pacific Life Fund Advisors LLC (PLFA) is the adviser to the Trust and supervises the management of the Pacific Dynamix Underlying Funds of the Trust (subject to the review of the Trust’s Board) and directly manages the three Pacific Dynamix Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended December 31, 2018. PLFA also supervises the management of other funds; however, this report pertains only to the Pacific Dynamix Underlying Funds of the Pacific Dynamix Portfolios.

PLFA has retained other firms to serve as sub-advisers for the Pacific Dynamix Underlying Funds under its supervision. Each of these sub- advisers has written a separate commentary specific to each Pacific Dynamix Underlying Fund(s) they manage and as such, is based on their opinions of how their Pacific Dynamix Underlying Fund(s) performed during the year. The views expressed in those commentaries reflect those of the sub-adviser for the fiscal year ended December 31, 2018.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its adviser and the sub-advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we,” “I,” or “ours” are references to the sub-adviser or adviser, as applicable. The adviser and sub-advisers may include statements that constitute “forward- looking statements” under the United States (U.S.) securities laws. Forward- looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward- looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectus, as supplemented and the Statement of Additional Information, as supplemented.

The sub-advisers and the Pacific Dynamix Underlying Funds that they manage as of December 31, 2018, are listed below:

Sub-adviser	Pacific Dynamix Underlying Fund	Page Number

SSGA Funds Management, Inc. (SSGA)	PD 1-3 Year Corporate Bond Portfolio PD Aggregate Bond Index Portfolio PD High Yield Bond Market Portfolio	A-3 A-3 A-4

BlackRock Investment Management, LLC (BlackRock)	PD Large-Cap Growth Index Portfolio PD Large-Cap Value Index Portfolio PD Small-Cap Growth Index Portfolio PD Small-Cap Value Index Portfolio	A-5 A-5 A-6 A-7

Dimensional Fund Advisors LP (DFA)	PD Emerging Markets Portfolio PD International Large-Cap Portfolio	A-7 A-8

Market Conditions (for the year ended December 31, 2018)

Executive Summary

Volatility spiked in 2018, particularly in the first and fourth quarters of the reporting period. Concerns over Federal Reserve (Fed) rate hikes, trade and other geopolitical issues pushed global markets into turmoil, and virtually no major asset class posted positive real returns for the reporting period.

Although the Fed maintained its gradual monetary tightening policy, mixed messages from the Fed unnerved markets. Economic reports throughout the reporting period indicated the U.S. economy was healthy, while rising trade tensions started to diminish global growth. Additionally, the tide of the populist movement continued to spread throughout Europe, which contributed to rising investor anxieties over the reporting period.

See explanation of benchmark definitions on A-9 and A-10

A-1

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

In the U.S., investors welcomed the stimulative tax reform that lowered the corporate tax rate from 35% to 21%. This was supportive for U.S. markets in the second and third quarters, as corporate earnings were strong. However, mounting pressures from unresolved tensions around the globe and an increasingly dangerous trade war with China became overwhelming even for U.S. markets.

Fixed Income

The U.S. 10-year Treasury yield fluctuated over the reporting period, rising from approximately 2.5% at the start of the reporting period and jumping above 3.2% in the fourth quarter of the reporting period before plunging back down to 2.7% by the end of the reporting period. Although unemployment dropped to lows not seen in 50 years, wage growth and inflation remained relatively tame. The rise in volatility led investors to seek safety, as short duration bonds were among the few asset classes to have positive returns over the reporting period. The broad bond market (as defined by the Bloomberg Barclays U.S. Aggregate Bond Index) returned 0.01% for the reporting period.

Spread sectors were mixed over the reporting period. Within investment grade, the lowest credit tier bore the brunt of the headwind. The composition of the investment grade market led to growing concerns, as the lowest rated credit tier grew to make up approximately half of the overall investment grade market. High corporate debt levels were particularly troubling as the Fed continued raising rates. Bank loans, on the other hand, benefitted from rising rates, as their coupon payments adjust to changes in interest rates. Emerging market bonds were particularly challenged by the strengthening U.S. dollar.

Domestic Equity

Domestic equities fell over the reporting period but fared better than foreign markets. Over the reporting period, the S&P 500 Index returned -4.38%. While growth stocks finished higher than value stocks, the rotation from growth to value became more evident over the latter half of the reporting period as investors became increasingly concerned about continued supranormal earnings growth in the face of a slowing economy and looming tariffs. Large corporations held up better than their smaller counterparts. Small-capitalization companies tend to have lower credit ratings, and their debt levels as percentage of total capital had become elevated. In terms of sectors, defensive ones such as health care and utilities delivered positive gains while cyclical ones like energy, materials and industrials struggled over the reporting period.

International Equity

International equities ended the year with losses as the MSCI EAFE (Europe, Australasia, and Far East) Index (Net) returned -13.79% over the reporting period. Japan and the U.K. represent a large portion of the MSCI EAFE Index (Net), which contributed negatively to performance. In general, the U.S. dollar rally had been a headwind for unhedged international exposures. Additionally, European markets have been volatile as Britain’s exit negotiations both internally and with the European Union (E.U.) have been fruitless and the new populist government in Italy created additional uncertainty in the region.

Emerging market equities also performed poorly as the MSCI Emerging Markets (EM) Index (Net) returned -14.58% over the reporting period. Over the reporting period, emerging market equities became volatile, particularly Chinese markets as trade tensions caused businesses to scramble and its consumers to become less optimistic.

Concluding Remarks

Going forward, we expect to see several themes impact the markets. We anticipate that the U.S. economy will continue to stay on course as business and consumer confidence will remain supportive, especially if trade tensions begin to fade. However, we expect U.S.-China trade negotiations to remain an area of investor focus. As the effects of the tax cuts wind down, we anticipate U.S. earnings growth to decelerate and stock buybacks to ebb from very high levels seen throughout the reporting period.

Regarding central banks, we expect the Fed to slow down its tightening pace. The European Central Bank ended its bond purchasing program and will be going through a transition as it will need to find a successor for Mario Drahghi who is scheduled to step down in October 2019. We anticipate that several emerging market central banks will continue defending their respective currencies if the Fed continues to hike rates, although the People’s Bank of China has shifted to a more accommodative stance and we expect it to refrain from raising rates amid the escalating tension over trade.

In the U.S., we believe stocks face a potential headwind from rising interest rates as investors may focus on corporate debt levels. We anticipate that the Fed could invert the yield curve, which has historically preceded recessions, but which generally did lead to equities falling not immediately thereafter. On the other hand, the Fed raising rates can be a sign of solid economic growth. However, U.S. corporations will have to deal with rising wage growth caused by the tight labor market and increasing input costs resulting from the tariffs imposed on Chinese goods. Additionally, a steady stream of share buybacks has generally lifted prices and, when this trend reverses, U.S. stocks may begin to trail.

Overseas, we believe foreign stocks are fairly attractive relative to U.S. equities based on price multiples, although they also exhibit heightened geopolitical risks. Additionally, international industries tend to have a higher concentration in defensive sectors than those of the U.S., which tend to be more technology-related. Technology-related stocks are generally trading at a considerable premium compared to others, which may limit further upside. This is particularly true if market sentiment toward defensive sectors gains momentum. Emerging markets may be mixed as their relative price-to-book multiples are near historic lows, but a prolonged trade war will create a challenging environment. Nonetheless, it appears to us that the U.S. and China will be inclined to reach a trade deal before the March 1, 2019 deadline set by the Trump administration.

In fixed income, we anticipate that the Fed may seek to be less aggressive with interest rate hikes, as markets have become turbulent when the Fed’s message had been hawkish. We also have concerns about investment grade credit more generally, as the Fed’s balance sheet reduction program reduces the very liquidity that helped fuel this long credit bull market. Additionally, loose credit standards have become a concern to a certain degree. Although we do not anticipate a significant deterioration in credit fundamentals in the near-term, we will closely monitor these conditions as challenges in credit markets have tended to precede equity markets in the lead up to a recession. While we do not see a recession

See explanation of benchmark definitions on A-9 and A-10

A-2

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

likely in the near-term, we are watching this sector of the market for an early warning. We expect broad alternatives to provide continued diversification, especially for strategies that can successfully take advantage of rapidly changing developments in currency or commodity markets.

PD 1-3 Year Corporate Bond Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the PD 1-3 Year Corporate Bond Portfolio’s Class P returned 1.33%, compared to a 1.57% return for its benchmark, the Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on April 30, 2014 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	Since Inception (4/30/14)

Fund's Class P	1.33%	1.14%

Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index	1.57%	1.55%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks investment results that closely correspond to the total return of the benchmark, which tracks the short-term U.S. corporate bond market. The SSGA indexed portfolio management team uses a sampling approach to match the Fund’s risk characteristics with those of the benchmark, and does not overweight or underweight sectors or securities in an effort to add value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Fed rate hikes, fiscal policy expectation and asset selection were the primary drivers of Fund underperformance during the reporting period. The Fund’s performance delivered within the tracking error expectation of the benchmark. Over the course of the reporting period, the U.S. treasury curve flattened (long term yields fell more than short term yields) as the Fed raised rates four times over the course of the reporting period. The drop in U.S. treasury yields at the end of the reporting period contributed to the Fund’s performance, but the deterioration in credit spreads detracted from the Fund’s performance.

PD Aggregate Bond Index Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the PD Aggregate Bond Index Portfolio’s Class P returned -0.14%, compared to a 0.01% return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

See explanation of benchmark definitions on A-9 and A-10

A-3

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(0.14%)	2.35%	3.19%

Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.54%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The SSGA indexed portfolio management team uses a stratified sampling approach to match the benchmark’s major risk characteristics and does not overweight or underweight sectors or securities in an effort to add value above the benchmark. It seeks to track as closely as possible, before fees and expenses, the return of the benchmark. Main contributors to performance were the intermediate treasury and securitized sectors, while the industrial and financial institution sectors detracted from performance, for both the Fund and the benchmark, on a total return basis. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Fed rate hikes, fiscal policy expectation and asset selection were the primary drivers of Fund underperformance during the reporting period. The Fund’s performance delivered within the tracking error expectation. Over the reporting period, the U.S. treasury curve flattened (long term yields fell more than short term yields) as the Fed raised rates four times over the course of the reporting period. The drop in U.S. treasury yields at the end of the reporting period contributed to the Fund’s performance, but the deterioration in credit spreads detracted from performance.

PD High Yield Bond Market Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the PD High Yield Bond Market Portfolio’s Class P returned -2.57%, compared to a -2.08% return for its benchmark, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(2.57%)	3.45%	7.80%

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	(2.08%)	3.84%	9.54%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-9 and A-10

A-4

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks investment results that closely correspond to the total return, before fees and expenses, of that benchmark, which tracks the U.S. high yield corporate bond market. The SSGA indexed fund management team uses a stratified sampling approach to match the Fund’s major risk characteristics with those of the benchmark, and does not overweight or underweight sectors or securities in an effort to add value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

Fed rate hikes, fiscal policy expectation and asset selection were the primary drivers of Fund underperformance during the reporting period. The Fund’s performance delivered within the tracking error expectation. Over the course of the reporting period the U.S. treasury curve flattened (long term yields fell more than short term yields) as the Fed raised rates four times over the course of the reporting period. The drop in U.S. treasury yields at the end of the reporting period contributed to the Fund’s performance, but the deterioration in credit spreads detracted from performance.

PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the PD Large-Cap Growth Index Portfolio’s Class P returned -1.78%, compared to a -1.51% return for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(1.78%)	10.17%	14.86%

Russell 1000 Growth Index	(1.51%)	10.40%	15.26%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark of large-capitalization growth companies as represented by the Russell 1000 Growth Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The largest negative returns for the benchmark during the reporting period came from the energy (-29.90%), materials (-14.60%), and communication services (-11.10%) sectors. However, the health care (+4.03%), information technology (+4.34%), consumer discretionary (+5.23%), and utilities (+9.15%) sectors contributed positively to overall return.

PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the PD Large-Cap Value Index Portfolio’s Class P returned -8.41%, compared to a -8.27% return for its benchmark, the Russell 1000 Value Index.

See explanation of benchmark definitions on A-9 and A-10

A-5

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(8.41%)	5.79%	12.17%

Russell 1000 Value Index	(8.27%)	5.95%	12.53%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark of large-capitalization value companies as represented by the Russell 1000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The largest negative returns for the benchmark during the reporting period came from the industrials (-18.82%), energy (-17.39%), and materials (-17.24%) sectors. However, the health care (+7.85%) and utilities (+4.60%) contributed positively to overall return.

PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the PD Small-Cap Growth Index Portfolio’s Class P returned -9.42%, compared to a -9.31% return for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(9.42%)	4.97%	13.21%

Russell 2000 Growth Index	(9.31%)	5.13%	13.58%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark of small-capitalization growth companies as represented by the Russell 2000 Growth Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

See explanation of benchmark definitions on A-9 and A-10

A-6

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The largest negative returns for the benchmark during the reporting period came from the energy (-47.49%), materials (-24.48%), and industrials (-20.16%) sectors. However, the information technology (+2.70%), consumer staples (+0.97%), and utilities (+0.57%) sectors contributed positively to overall return.

PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the PD Small-Cap Value Index Portfolio’s Class P returned -12.97%, compared to a -12.86% return for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(12.97%)	3.42%	11.27%

Russell 2000 Value Index	(12.86%)	3.61%	11.60%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark of small-capitalization value companies as represented by the Russell 2000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

The largest negative returns for the benchmark during the reporting period came from the energy (-39.23%), materials (-25.52%), and consumer staples (-21.24%) sectors. The utilities sector (+3.28%) was the only positive contributor to overall return.

PD Emerging Markets Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the PD Emerging Markets Portfolio’s Class P returned -13.77%, compared to a -14.58% return for its benchmark, the MSCI Emerging Markets Index (Net).

See explanation of benchmark definitions on A-9 and A-10

A-7

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(13.77%)	1.67%	5.91%

MSCI Emerging Markets Index (Net)	(14.58%)	1.65%	6.49%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund seeks long-term growth of capital by capturing the returns of large market capitalization equity securities in emerging markets. We at DFA employ a disciplined approach that emphasizes broad diversification and consistent exposure to large market capitalization emerging markets equities but does not attempt to track a specific index. The investment strategy is process driven with increased exposure to lower relative price (value) stocks, higher profitability stocks, and stocks with smaller market capitalization within the large capitalization segment of emerging markets. In assessing profitability, DFA may consider such factors as earnings or profits from operations relative to book value or assets. At the end of the reporting period, the Fund held approximately 1,100 securities invested in 21 emerging markets countries. With the Fund’s diversified approach, performance was generally determined by broad structural trends in emerging country equity markets rather than the behavior of a limited number of securities.

With low relative price (value) stocks outperforming high relative price (growth) stocks for the reporting period, the Fund’s emphasis on value stocks contributed positively to relative performance. The Fund’s emphasis on stocks with higher profitability also benefited relative performance, as higher profitability stocks generally outperformed lower profitability stocks. At the country level, the Fund’s lesser allocation to China and greater allocation to Taiwan contributed positively to relative performance, as China and Taiwan underperformed and outperformed, respectively, the overall index. Conversely, the Fund’s lesser allocation to Russia and lack of exposure to Qatar had a negative impact on relative performance, as both Russia and Qatar outperformed the Fund’s benchmark.

PD International Large-Cap Portfolio (managed by Dimensional Fund Advisors LP)

Q. How did the Fund perform for the year ended December 31, 2018?

A. For the year ended December 31, 2018, the PD International Large-Cap Portfolio’s Class P returned -14.44%, compared to a -14.09% return for its benchmark, the MSCI World ex USA Index (Net).

See explanation of benchmark definitions on A-9 and A-10

A-8

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on May 1, 2009 through December 31, 2018. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	Since Inception (5/1/09)

Fund's Class P	(14.44%)	0.24%	6.11%

MSCI World ex USA Index (Net)	(14.09%)	0.34%	6.68%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks long-term growth of capital by capturing the returns of large market capitalization equity securities in developed markets (other than the U.S.). We at DFA employ a disciplined approach that emphasizes broad diversification and consistent exposure to large market capitalization equities within developed ex U.S. markets but does not attempt to track a specific index. The investment strategy is process driven with increased exposure to lower relative price (value) stocks, higher profitability stocks, and stocks with smaller market capitalization within the large capitalization segment of developed ex U.S. markets. In assessing profitability, DFA may consider such factors as earnings or profits from operations relative to book value or assets. At the end of the reporting period, the Fund held over 1,400 securities invested in 22 eligible developed ex U.S. countries. With the Fund’s diversified approach, performance was generally determined by broad structural trends in developed ex U.S. equity markets rather than by behavior of a limited number of securities.

The Fund’s greater emphasis on smaller market capitalization stocks within the large capitalization segment of developed ex U.S. markets detracted from relative performance, as smaller market capitalization stocks within the large capitalization universe generally underperformed larger market capitalization equity securities for the reporting period. Conversely, the Fund’s greater emphasis on stocks with higher profitability benefited performance, as higher profitability stocks outperformed lower profitability stocks within the large capitalization universe for the reporting period, and the Fund’s emphasis on these stocks contributed positively to performance relative to the benchmark. At the sector level, the Fund’s greater emphasis on smaller market capitalization consumer discretionary securities within the large capitalization universe detracted from relative performance, as those stocks underperformed relative to the benchmark. Conversely, the Fund’s lesser allocation to financials contributed positively to relative performance, as financials were the weakest performing sector for the reporting period. Sector allocations are driven by the Fund’s emphasis on lower relative price (value) stocks, higher profitability stocks, and stocks with smaller market capitalization within the large capitalization segment of developed ex U.S. markets.

Benchmark Definitions

Bloomberg Barclays U.S. 1-3 Year Corporate Bond Index measures the performance of the short-term U.S. corporate bond market. The Index includes publicly issued U.S. dollar-denominated corporate issues that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bonds market, which includes investment grade U.S. government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the U.S. The securities in the Index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed rate, nonconvertible, and taxable. Results include the reinvestment of all distributions.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is an index that is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar-denominated, non-investment grade fixed-rate taxable corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. The total return is equal to the change in price plus the coupon return. Results include the reinvestment of all distributions.

MSCI EAFE (Europe, Australasia, and Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2018, the MSCI EAFE Index (Net) consists of the following 21 developed market countries indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the U.K. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

A-9

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of large and mid-capitalization securities in emerging markets. As of December 31, 2018, the MSCI Emerging Markets Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities in developed markets, excluding the U.S. The word “(Net)” in the index name means the net total return for the index, which includes the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

Note:

The Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Growth Index and Russell 2000 Value Index (together, the “Index”) are a trademark of Frank Russell Company (“Russell”) and have been licensed for use by Pacific Select Fund. Neither Russell nor the London Stock Exchange Group companies (together the “Licensor Parties”) sponsor, endorse, sell or promote any portfolios of Pacific Select Fund, and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which the PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios are based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with Pacific Select Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to Pacific Select Fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. The Licensor Parties are the source and owner of the trademarks, service marks and copyrights related to each Russell® and FTSE index. No further distribution of a Russell or FTSE index is permitted without the Licensor Parties’ express written consent, and the Licensor Parties do not promote, sponsor or endorse the content of this communication. All other third-party trademarks and service marks belong to their respective owners.

A-10

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments

December 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 98.9%

Basic Materials - 1.6%

ArcelorMittal (Luxembourg) 5.250% due 08/05/20	$205,000	$208,587
5.500% due 03/01/21	175,000	180,078
DowDuPont Inc 3.766% due 11/15/20	310,000	313,049
EI du Pont de Nemours & Co 2.200% due 05/01/20	350,000	347,562
International Flavors & Fragrances Inc 3.400% due 09/25/20	130,000	130,130
LyondellBasell Industries NV 6.000% due 11/15/21	200,000	211,523
Nutrien Ltd (Canada) 6.500% due 05/15/19	200,000	202,308
PPG Industries Inc 3.600% due 11/15/20	250,000	252,147
Praxair Inc 2.250% due 09/24/20	300,000	295,982
Southern Copper Corp (Peru) 5.375% due 04/16/20	150,000	153,341
The Dow Chemical Co 4.125% due 11/15/21	250,000	254,545
4.250% due 11/15/20	300,000	305,401
The Sherwin-Williams Co 2.250% due 05/15/20	400,000	393,950

		3,248,603

Communications - 6.6%

21st Century Fox America Inc 4.500% due 02/15/21	200,000	205,435
Alibaba Group Holding Ltd (China) 3.125% due 11/28/21	300,000	296,962
Alphabet Inc 3.625% due 05/19/21	200,000	204,082
Amazon.com Inc 1.900% due 08/21/20	300,000	295,700
America Movil SAB de CV (Mexico) 5.000% due 03/30/20	300,000	305,350
AT&T Inc 2.450% due 06/30/20	400,000	394,875
2.800% due 02/17/21	300,000	296,256
3.875% due 08/15/21	250,000	252,635
4.450% due 05/15/21	250,000	255,548
5.000% due 03/01/21	250,000	258,624
5.200% due 03/15/20	400,000	408,722
Charter Communications Operating LLC 3.579% due 07/23/20	500,000	499,567
Cisco Systems Inc 2.200% due 02/28/21	750,000	740,268
2.450% due 06/15/20	400,000	397,900
4.450% due 01/15/20	750,000	761,673
Comcast Corp 3.300% due 10/01/20	250,000	250,974
3.450% due 10/01/21	560,000	565,874
5.150% due 03/01/20	200,000	204,778
Discovery Communications LLC 2.800% due 06/15/20 ~	200,000	197,919
4.375% due 06/15/21	300,000	305,453
5.050% due 06/01/20	24,000	24,543
eBay Inc 2.150% due 06/05/20	60,000	59,252
2.875% due 08/01/21	350,000	345,315
Expedia Group Inc 5.950% due 08/15/20	200,000	206,683
JD.com Inc (China) 3.125% due 04/29/21	200,000	193,601

	Principal Amount	Value
Juniper Networks Inc 3.125% due 02/26/19	$50,000	$49,987
NBCUniversal Media LLC 4.375% due 04/01/21	350,000	358,844
5.150% due 04/30/20	600,000	616,005
Omnicom Group Inc 4.450% due 08/15/20	200,000	203,460
Orange SA (France) 4.125% due 09/14/21	350,000	357,200
Telefonica Emisiones SA (Spain) 5.134% due 04/27/20	350,000	357,287
5.462% due 02/16/21	350,000	362,891
The Interpublic Group of Cos Inc 3.750% due 10/01/21	125,000	125,819
The Walt Disney Co 1.800% due 06/05/20	250,000	246,349
1.950% due 03/04/20	95,000	94,085
2.150% due 09/17/20	250,000	247,025
2.300% due 02/12/21	200,000	197,562
Time Warner Cable LLC 5.000% due 02/01/20	600,000	608,504
Verizon Communications Inc 2.625% due 02/21/20	300,000	298,923
3.450% due 03/15/21	200,000	201,418
3.500% due 11/01/21	500,000	505,672
4.600% due 04/01/21	200,000	206,592
Vodafone Group PLC (United Kingdom) 4.375% due 03/16/21	250,000	255,979
Warner Media LLC 4.700% due 01/15/21	550,000	564,241
WPP Finance 2010 (United Kingdom) 4.750% due 11/21/21	200,000	203,806

		13,989,638

Consumer, Cyclical - 7.3%

American Honda Finance Corp 1.700% due 09/09/21	250,000	240,423
1.950% due 07/20/20	370,000	364,174
2.450% due 09/24/20	200,000	197,615
2.650% due 02/12/21	250,000	247,251
3.375% due 12/10/21	125,000	125,661
Aptiv PLC 3.150% due 11/19/20	200,000	198,591
AutoNation Inc 3.350% due 01/15/21	250,000	248,196
Best Buy Co Inc 5.500% due 03/15/21	250,000	257,893
Carnival Corp 3.950% due 10/15/20	107,000	108,387
Costco Wholesale Corp 1.750% due 02/15/20	200,000	197,934
2.150% due 05/18/21	200,000	196,735
Delta Air Lines Inc 2.875% due 03/13/20	295,000	293,088
3.400% due 04/19/21	245,000	243,080
DR Horton Inc 2.550% due 12/01/20	200,000	195,237
Ford Motor Credit Co LLC 2.343% due 11/02/20	200,000	192,464
2.681% due 01/09/20	400,000	393,428
3.157% due 08/04/20	250,000	245,035
3.200% due 01/15/21	700,000	678,585
3.336% due 03/18/21	400,000	388,315
3.813% due 10/12/21	750,000	728,837
5.875% due 08/02/21	200,000	205,228
General Motors Financial Co Inc 2.450% due 11/06/20	500,000	485,797
2.650% due 04/13/20	765,000	753,306
3.150% due 01/15/20	300,000	298,243
3.200% due 07/06/21	250,000	244,337

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-1

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
3.200% due 07/13/20	$200,000	$197,558
3.550% due 04/09/21	120,000	118,398
4.200% due 03/01/21	300,000	299,957
Lowe’s Cos Inc 4.625% due 04/15/20	250,000	252,420
Marriott International Inc 3.375% due 10/15/20	300,000	298,609
McDonald’s Corp 2.200% due 05/26/20	200,000	197,805
2.750% due 12/09/20	300,000	297,997
Nordstrom Inc 4.750% due 05/01/20	150,000	152,579
PACCAR Financial Corp 2.050% due 11/13/20	100,000	98,393
2.800% due 03/01/21	65,000	64,429
3.100% due 05/10/21	200,000	199,261
3.150% due 08/09/21	100,000	100,013
Ralph Lauren Corp 2.625% due 08/18/20	100,000	98,930
Southwest Airlines Co 2.650% due 11/05/20	200,000	197,384
Starbucks Corp 2.200% due 11/22/20	225,000	221,350
Target Corp 3.875% due 07/15/20	250,000	253,769
The Home Depot Inc 1.800% due 06/05/20	262,000	258,266
2.000% due 04/01/21	500,000	490,264
The TJX Cos Inc 2.750% due 06/15/21	250,000	247,974
Toyota Motor Corp (Japan) 3.183% due 07/20/21	550,000	549,815
Toyota Motor Credit Corp 1.950% due 04/17/20	450,000	444,062
2.150% due 03/12/20	200,000	197,564
2.950% due 04/13/21	450,000	449,244
3.400% due 09/15/21	350,000	352,724
Walgreens Boots Alliance Inc 3.300% due 11/18/21	250,000	249,008
Walmart Inc 1.900% due 12/15/20	350,000	344,536
2.850% due 06/23/20	250,000	250,283
3.125% due 06/23/21	450,000	453,340
3.625% due 07/08/20	350,000	353,545

		15,417,317

Consumer, Non-Cyclical - 16.1%

Abbott Laboratories 2.900% due 11/30/21	700,000	693,519
AbbVie Inc 2.300% due 05/14/21	350,000	341,982
2.500% due 05/14/20	900,000	891,625
3.375% due 11/14/21	305,000	305,015
Aetna Inc 4.125% due 06/01/21	250,000	253,557
Allergan Funding SCS 3.000% due 03/12/20	700,000	697,414
Altria Group Inc 2.625% due 01/14/20	200,000	198,198
4.750% due 05/05/21	400,000	409,028
Amgen Inc 1.850% due 08/19/21	250,000	241,204
2.125% due 05/01/20	200,000	197,371
2.200% due 05/11/20	350,000	345,650
3.450% due 10/01/20	150,000	150,704
3.875% due 11/15/21	350,000	354,833
Anheuser-Busch InBev Finance Inc (Belgium) 2.650% due 02/01/21	1,100,000	1,081,737
Anthem Inc 2.500% due 11/21/20	530,000	522,855

	Principal Amount	Value
AstraZeneca PLC (United Kingdom) 2.375% due 11/16/20	$400,000	$393,065
Automatic Data Processing Inc 2.250% due 09/15/20	250,000	248,647
BAT Capital Corp (United Kingdom) 2.297% due 08/14/20	500,000	488,276
Baxalta Inc 2.875% due 06/23/20	25,000	24,782
Becton Dickinson & Co 2.404% due 06/05/20	105,000	103,435
2.675% due 12/15/19	450,000	445,831
3.125% due 11/08/21	200,000	197,376
Biogen Inc 2.900% due 09/15/20	350,000	347,888
Block Financial LLC 4.125% due 10/01/20	150,000	151,278
Boston Scientific Corp 2.850% due 05/15/20	100,000	99,367
6.000% due 01/15/20	200,000	205,082
Campbell Soup Co 3.300% due 03/15/21	165,000	164,223
Cardinal Health Inc 4.625% due 12/15/20	100,000	102,321
Celgene Corp 2.875% due 08/15/20	450,000	446,983
2.875% due 02/19/21	115,000	113,870
Cigna Corp 3.200% due 09/17/20 ~	200,000	199,224
3.400% due 09/17/21 ~	550,000	549,077
Coca-Cola European Partners PLC (United Kingdom) 3.500% due 09/15/20	200,000	200,731
Conagra Brands Inc 3.800% due 10/22/21	280,000	280,271
Constellation Brands Inc 2.250% due 11/06/20	200,000	196,232
CVS Health Corp 2.125% due 06/01/21	614,000	594,316
2.800% due 07/20/20	400,000	396,475
3.125% due 03/09/20	340,000	339,382
3.350% due 03/09/21	810,000	807,716
Danaher Corp 2.400% due 09/15/20	200,000	198,181
Diageo Capital PLC (United Kingdom) 3.000% due 05/18/20	200,000	200,188
4.828% due 07/15/20	150,000	154,118
Express Scripts Holding Co 2.600% due 11/30/20	200,000	196,924
4.750% due 11/15/21	400,000	411,707
General Mills Inc 3.200% due 04/16/21	40,000	39,811
Genzyme Corp 5.000% due 06/15/20	500,000	515,359
Gilead Sciences Inc 2.350% due 02/01/20	250,000	248,334
2.550% due 09/01/20	450,000	446,390
GlaxoSmithKline Capital PLC (United Kingdom) 3.125% due 05/14/21	280,000	280,515
Humana Inc 2.500% due 12/15/20	100,000	98,518
Johnson & Johnson 1.650% due 03/01/21	250,000	243,687
1.950% due 11/10/20	85,000	83,769
2.950% due 09/01/20	250,000	250,641
Kellogg Co 3.250% due 05/14/21	200,000	198,178
4.000% due 12/15/20	200,000	202,924
Keurig Dr Pepper Inc 3.551% due 05/25/21 ~	400,000	399,606

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-2

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Kraft Heinz Foods Co 2.800% due 07/02/20	$200,000	$198,307
3.375% due 06/15/21	305,000	304,431
5.375% due 02/10/20	100,000	102,301
Life Technologies Corp 6.000% due 03/01/20	200,000	205,631
McKesson Corp 3.650% due 11/30/20	150,000	150,756
Mead Johnson Nutrition Co (United Kingdom) 3.000% due 11/15/20	150,000	149,572
Medtronic Inc 2.500% due 03/15/20	800,000	795,942
Merck & Co Inc 1.850% due 02/10/20	300,000	297,327
3.875% due 01/15/21	250,000	255,188
Molson Coors Brewing Co 1.900% due 03/15/19	100,000	99,720
2.100% due 07/15/21	200,000	192,940
2.250% due 03/15/20	100,000	98,654
Mondelez International Inc 3.000% due 05/07/20	250,000	249,119
Moody’s Corp 3.250% due 06/07/21	250,000	249,170
Mylan NV 2.500% due 06/07/19	168,000	167,228
3.150% due 06/15/21	500,000	489,914
Novartis Capital Corp (Switzerland) 1.800% due 02/14/20	280,000	276,877
4.400% due 04/24/20	200,000	204,347
PepsiCo Inc 1.850% due 04/30/20	200,000	197,115
2.000% due 04/15/21	300,000	294,111
2.150% due 10/14/20	200,000	197,521
3.125% due 11/01/20	250,000	251,128
4.500% due 01/15/20	250,000	254,550
Pfizer Inc 1.950% due 06/03/21	300,000	294,277
3.000% due 09/15/21	350,000	352,926
Philip Morris International Inc 1.875% due 02/25/21	200,000	194,390
2.000% due 02/21/20	485,000	478,969
Quest Diagnostics Inc 4.700% due 04/01/21	350,000	360,121
Reynolds American Inc (United Kingdom) 3.250% due 06/12/20	150,000	149,108
6.875% due 05/01/20	200,000	208,152
Shire Acquisitions Investments Ireland DAC 2.400% due 09/23/21	800,000	774,057
Stryker Corp 4.375% due 01/15/20	250,000	253,898
Sysco Corp 2.600% due 10/01/20	200,000	197,892
Takeda Pharmaceutical Co Ltd (Japan) 3.800% due 11/26/20 ~	300,000	301,887
4.000% due 11/26/21 ~	200,000	202,853
The Coca-Cola Co 1.550% due 09/01/21	650,000	630,446
1.875% due 10/27/20	300,000	294,864
3.150% due 11/15/20	400,000	402,775
The Estee Lauder Cos Inc 1.700% due 05/10/21	250,000	243,222
1.800% due 02/07/20	70,000	69,244
The Hershey Co 2.900% due 05/15/20	100,000	99,952
3.100% due 05/15/21	55,000	55,504
The JM Smucker Co 2.200% due 12/06/19	50,000	49,572
2.500% due 03/15/20	100,000	99,030
3.500% due 10/15/21	200,000	200,463

	Principal Amount	Value
The Kroger Co 2.000% due 01/15/19	$300,000	$299,868
6.150% due 01/15/20	200,000	205,709
The Procter & Gamble Co 1.850% due 02/02/21	200,000	196,478
1.900% due 10/23/20	105,000	103,483
Thermo Fisher Scientific Inc 3.600% due 08/15/21	250,000	250,867
4.500% due 03/01/21	350,000	357,886
Total System Services Inc 3.800% due 04/01/21	200,000	200,060
Tyson Foods Inc 2.250% due 08/23/21	200,000	193,795
Unilever Capital Corp (United Kingdom) 1.800% due 05/05/20	317,000	312,299
4.250% due 02/10/21	350,000	359,016
UnitedHealth Group Inc 1.950% due 10/15/20	250,000	245,654
2.125% due 03/15/21	350,000	342,787
3.150% due 06/15/21	200,000	200,328
4.700% due 02/15/21	250,000	257,378
Verisk Analytics Inc 5.800% due 05/01/21	200,000	210,358
Zimmer Biomet Holdings Inc 2.700% due 04/01/20	500,000	495,313
Zoetis Inc 3.250% due 08/20/21	240,000	239,429

		34,015,549

Energy - 6.4%

Anadarko Petroleum Corp 4.850% due 03/15/21	279,000	285,796
BP Capital Markets America Inc 4.500% due 10/01/20	200,000	204,786
BP Capital Markets PLC (United Kingdom) 2.315% due 02/13/20	800,000	793,199
2.521% due 01/15/20	450,000	448,601
3.561% due 11/01/21	200,000	201,853
Buckeye Partners LP 4.875% due 02/01/21	200,000	202,315
Chevron Corp 1.961% due 03/03/20	200,000	198,007
1.991% due 03/03/20	262,000	259,682
2.419% due 11/17/20	300,000	297,261
2.427% due 06/24/20	300,000	298,256
Columbia Pipeline Group Inc 3.300% due 06/01/20	250,000	249,188
Enbridge Energy Partners LP 4.375% due 10/15/20	200,000	202,382
5.200% due 03/15/20	200,000	204,309
Encana Corp (Canada) 3.900% due 11/15/21	200,000	200,284
Energy Transfer Operating LP 4.150% due 10/01/20	250,000	251,563
4.650% due 06/01/21	400,000	407,172
Enterprise Products Operating LLC 2.800% due 02/15/21	250,000	247,374
2.850% due 04/15/21	200,000	198,106
3.500% due 02/01/22	100,000	100,333
5.200% due 09/01/20	350,000	360,848
EOG Resources Inc 2.450% due 04/01/20	200,000	198,096
EQT Corp 2.500% due 10/01/20	70,000	68,465
4.875% due 11/15/21	200,000	203,950
Exxon Mobil Corp 1.912% due 03/06/20	600,000	594,634
2.222% due 03/01/21	250,000	246,469
Husky Energy Inc (Canada) 7.250% due 12/15/19	150,000	154,898

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-3

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Kinder Morgan Energy Partners LP 5.300% due 09/15/20	$200,000	$205,454
6.850% due 02/15/20	650,000	673,195
Kinder Morgan Inc 3.050% due 12/01/19	200,000	198,894
Marathon Oil Corp 2.700% due 06/01/20	200,000	197,083
Marathon Petroleum Corp 3.400% due 12/15/20	400,000	399,984
Occidental Petroleum Corp 4.100% due 02/01/21	300,000	305,265
Pioneer Natural Resources Co 3.450% due 01/15/21	200,000	199,490
Plains All American Pipeline LP 5.000% due 02/01/21	200,000	203,511
5.750% due 01/15/20	200,000	203,758
Sabine Pass Liquefaction LLC 5.625% due 02/01/21	450,000	463,740
Shell International Finance BV (Netherlands) 1.750% due 09/12/21	150,000	144,997
2.125% due 05/11/20	500,000	494,955
2.250% due 11/10/20	400,000	395,261
4.375% due 03/25/20	500,000	508,649
The Williams Cos Inc 5.250% due 03/15/20	388,000	395,670
7.875% due 09/01/21	250,000	273,333
Total Capital International SA (France) 2.750% due 06/19/21	300,000	298,379
Total Capital SA (France) 4.450% due 06/24/20	300,000	306,177
TransCanada PipeLines Ltd (Canada) 3.800% due 10/01/20	400,000	402,514
Valero Energy Corp 6.125% due 02/01/20	150,000	154,406

		13,502,542

Financial - 44.0%

AerCap Ireland Capital DAC (Ireland) 4.250% due 07/01/20	200,000	200,516
4.625% due 10/30/20	450,000	453,251
Air Lease Corp 2.125% due 01/15/20	250,000	246,423
3.875% due 04/01/21	250,000	250,438
Aircastle Ltd 5.125% due 03/15/21	130,000	132,181
6.250% due 12/01/19	135,000	138,248
7.625% due 04/15/20	80,000	83,691
American Express Co 2.200% due 10/30/20	400,000	392,879
3.375% due 05/17/21	450,000	450,945
3.700% due 11/05/21	130,000	131,248
American Express Credit Corp 2.200% due 03/03/20	600,000	593,606
2.375% due 05/26/20	200,000	197,914
2.600% due 09/14/20	400,000	395,933
American International Group Inc 3.300% due 03/01/21	300,000	299,127
3.375% due 08/15/20	200,000	200,494
6.400% due 12/15/20	200,000	211,274
American Tower Corp REIT 2.800% due 06/01/20	450,000	446,628
3.450% due 09/15/21	250,000	250,102
Aon Corp 5.000% due 09/30/20	200,000	205,883
Ares Capital Corp 3.875% due 01/15/20	200,000	200,446
Australia & New Zealand Banking Group Ltd (Australia) 2.250% due 11/09/20	500,000	492,155
2.300% due 06/01/21	250,000	244,199
3.300% due 05/17/21	250,000	249,823

	Principal Amount	Value
Banco Bilbao Vizcaya Argentaria SA (Spain) 3.000% due 10/20/20	$250,000	$246,585
Bancolombia SA (Colombia) 5.950% due 06/03/21	250,000	260,000
Bank of America Corp 2.250% due 04/21/20	100,000	98,936
2.328% due 10/01/21	500,000	490,351
2.369% due 07/21/21	500,000	491,151
2.625% due 10/19/20	650,000	643,233
2.625% due 04/19/21	450,000	444,010
2.738% due 01/23/22	500,000	492,542
3.499% due 05/17/22	650,000	650,293
5.625% due 07/01/20	400,000	413,537
Bank of Montreal (Canada) 2.100% due 06/15/20	200,000	197,401
3.100% due 07/13/20	250,000	249,878
3.100% due 04/13/21	750,000	749,842
Barclays Bank PLC (United Kingdom) 2.650% due 01/11/21	395,000	386,856
5.140% due 10/14/20	200,000	202,213
Barclays PLC (United Kingdom) 2.875% due 06/08/20	350,000	344,020
3.200% due 08/10/21	350,000	340,216
3.250% due 01/12/21	400,000	392,328
4.610% due 02/15/23	200,000	198,446
BB&T Corp 2.050% due 05/10/21	800,000	779,406
2.450% due 01/15/20	200,000	198,647
2.625% due 06/29/20	150,000	148,631
Berkshire Hathaway Finance Corp 4.250% due 01/15/21	250,000	256,495
Berkshire Hathaway Inc 2.200% due 03/15/21	200,000	197,433
3.750% due 08/15/21	200,000	204,414
BlackRock Inc 4.250% due 05/24/21	200,000	205,955
BNP Paribas SA (France) 2.375% due 05/21/20	150,000	148,371
5.000% due 01/15/21	750,000	776,995
Boston Properties LP REIT 5.625% due 11/15/20	350,000	362,892
BPCE SA (France) 2.650% due 02/03/21	250,000	245,534
Branch Banking & Trust Co 2.100% due 01/15/20	250,000	247,399
2.250% due 06/01/20	250,000	246,907
Canadian Imperial Bank of Commerce (Canada) 2.100% due 10/05/20	200,000	196,278
2.700% due 02/02/21	250,000	247,538
Capital One Financial Corp 2.400% due 10/30/20	350,000	342,742
2.500% due 05/12/20	400,000	394,897
3.450% due 04/30/21	100,000	99,846
Capital One NA 2.250% due 09/13/21	300,000	289,566
2.350% due 01/31/20	250,000	246,867
2.950% due 07/23/21	400,000	393,836
Chubb INA Holdings Inc 2.300% due 11/03/20	300,000	295,790
Citibank NA 2.100% due 06/12/20	800,000	786,803
2.125% due 10/20/20	500,000	490,126
2.850% due 02/12/21	400,000	396,493
3.400% due 07/23/21	250,000	250,396
Citigroup Inc 2.350% due 08/02/21	500,000	486,011
2.450% due 01/10/20	250,000	248,027
2.650% due 10/26/20	500,000	493,475

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-4

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
2.700% due 03/30/21	$750,000	$738,769
2.900% due 12/08/21	650,000	639,903
5.375% due 08/09/20	250,000	258,024
Citizens Bank NA 2.200% due 05/26/20	250,000	246,521
2.250% due 10/30/20	250,000	245,354
2.550% due 05/13/21	350,000	342,513
CNA Financial Corp 5.875% due 08/15/20	250,000	259,404
Comerica Bank 2.500% due 06/02/20	193,000	190,613
Commonwealth Bank of Australia (Australia) 2.300% due 03/12/20	250,000	247,399
2.400% due 11/02/20	400,000	393,858
Compass Bank 3.500% due 06/11/21	250,000	249,438
Cooperatieve Rabobank UA (Netherlands) 2.250% due 01/14/20	750,000	743,621
2.500% due 01/19/21	300,000	295,128
3.125% due 04/26/21	250,000	249,159
Credit Suisse AG (Switzerland) 3.000% due 10/29/21	350,000	345,685
4.375% due 08/05/20	350,000	355,726
5.400% due 01/14/20	200,000	203,122
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 2.750% due 03/26/20	400,000	395,751
3.125% due 12/10/20	500,000	495,240
3.450% due 04/16/21	300,000	299,074
Crown Castle International Corp REIT 3.400% due 02/15/21	250,000	250,031
Deutsche Bank AG (Germany) 2.700% due 07/13/20	350,000	340,494
2.950% due 08/20/20	200,000	194,166
3.150% due 01/22/21	500,000	483,452
3.375% due 05/12/21	166,000	160,281
4.250% due 02/04/21	250,000	246,447
4.250% due 10/14/21	750,000	733,757
Digital Realty Trust LP REIT 3.400% due 10/01/20	200,000	199,409
5.250% due 03/15/21	200,000	206,612
Discover Bank 3.100% due 06/04/20	350,000	347,671
3.200% due 08/09/21	250,000	247,545
ERP Operating LP REIT 4.750% due 07/15/20	105,000	107,026
Fifth Third Bancorp 2.875% due 07/27/20	300,000	298,310
Fifth Third Bank 2.200% due 10/30/20	200,000	196,147
2.250% due 06/14/21	200,000	195,372
3.350% due 07/26/21	200,000	200,512
First Horizon National Corp 3.500% due 12/15/20	250,000	249,843
FS KKR Capital Corp 4.250% due 01/15/20	90,000	90,105
GE Capital International Funding Co Unlimited Co 2.342% due 11/15/20	1,550,000	1,496,455
GLP Capital LP REIT 4.875% due 11/01/20	300,000	303,300
Goldman Sachs Bank USA 3.200% due 06/05/20	85,000	84,851
HSBC Bank USA NA 4.875% due 08/24/20	300,000	306,591
HSBC Finance Corp 6.676% due 01/15/21	500,000	523,507
HSBC Holdings PLC (United Kingdom) 2.950% due 05/25/21	500,000	493,119
3.400% due 03/08/21	750,000	748,013

	Principal Amount	Value
HSBC USA Inc 2.350% due 03/05/20	$150,000	$148,492
2.750% due 08/07/20	600,000	593,509
Huntington Bancshares Inc 3.150% due 03/14/21	250,000	249,020
Intercontinental Exchange Inc 2.750% due 12/01/20	150,000	149,082
International Lease Finance Corp 6.250% due 05/15/19	150,000	151,341
8.250% due 12/15/20	250,000	269,014
Jefferies Group LLC 6.875% due 04/15/21	250,000	266,165
JPMorgan Chase & Co 2.250% due 01/23/20	300,000	297,025
2.295% due 08/15/21	1,000,000	975,970
2.550% due 10/29/20	500,000	494,478
2.550% due 03/01/21	400,000	394,466
2.750% due 06/23/20	600,000	596,596
3.514% due 06/18/22	750,000	751,929
4.250% due 10/15/20	400,000	407,236
4.400% due 07/22/20	450,000	458,166
4.625% due 05/10/21	500,000	514,716
4.950% due 03/25/20	450,000	459,545
JPMorgan Chase Bank NA 2.604% due 02/01/21	600,000	595,261
3.086% due 04/26/21	500,000	498,005
KeyBank NA 2.250% due 03/16/20	250,000	247,393
2.500% due 11/22/21	250,000	245,248
3.350% due 06/15/21	250,000	250,946
KeyCorp 2.900% due 09/15/20	200,000	198,760
5.100% due 03/24/21	200,000	207,536
Lazard Group LLC 4.250% due 11/14/20	77,000	78,044
Lloyds Bank PLC (United Kingdom) 2.350% due 09/05/19	200,000	198,704
2.700% due 08/17/20	200,000	197,483
3.300% due 05/07/21	280,000	279,234
Lloyds Banking Group PLC (United Kingdom) 3.100% due 07/06/21	300,000	294,432
Manufacturers & Traders Trust Co 2.050% due 08/17/20	250,000	245,090
2.625% due 01/25/21	250,000	246,734
Marsh & McLennan Cos Inc 2.350% due 09/10/19	200,000	198,984
Mastercard Inc 2.000% due 11/21/21	200,000	194,669
MetLife Inc 4.750% due 02/08/21	193,000	199,166
Mitsubishi UFJ Financial Group Inc (Japan) 2.950% due 03/01/21	700,000	693,159
3.535% due 07/26/21	115,000	115,369
Mizuho Financial Group Inc (Japan) 2.273% due 09/13/21	300,000	290,573
Morgan Stanley 2.500% due 04/21/21	500,000	490,105
2.625% due 11/17/21	950,000	927,564
2.650% due 01/27/20	600,000	595,584
2.800% due 06/16/20	850,000	844,647
5.500% due 01/26/20	200,000	204,573
5.500% due 07/24/20	500,000	515,546
5.500% due 07/28/21	300,000	314,343
5.750% due 01/25/21	300,000	313,274
Nasdaq Inc 5.550% due 01/15/20	200,000	204,378
National Australia Bank Ltd (Australia) 1.875% due 07/12/21	400,000	385,093
2.125% due 05/22/20	250,000	246,428
2.500% due 01/12/21	250,000	246,114
2.625% due 07/23/20	250,000	247,383
3.700% due 11/04/21	250,000	252,739

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-5

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
National Bank of Canada (Canada) 2.200% due 11/02/20	$400,000	$392,102
National Rural Utilities Cooperative Finance Corp 2.000% due 01/27/20	450,000	445,762
Nomura Holdings Inc (Japan) 6.700% due 03/04/20	300,000	311,632
Northern Trust Corp 3.450% due 11/04/20	350,000	353,212
PNC Bank NA 2.000% due 05/19/20	300,000	295,348
2.450% due 11/05/20	600,000	592,689
2.500% due 01/22/21	700,000	690,902
Prudential Financial Inc 4.500% due 11/15/20	200,000	204,635
5.375% due 06/21/20	100,000	103,073
Regions Bank 2.750% due 04/01/21	250,000	246,010
3.374% due 08/13/21	150,000	149,426
Royal Bank of Canada (Canada) 2.125% due 03/02/20	150,000	148,459
2.150% due 10/26/20	810,000	797,422
2.350% due 10/30/20	75,000	74,093
2.500% due 01/19/21	650,000	642,718
3.200% due 04/30/21	250,000	250,048
Santander Holdings USA Inc 2.650% due 04/17/20	250,000	246,809
4.450% due 12/03/21	60,000	61,077
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 10/16/20	200,000	196,911
2.875% due 08/05/21	350,000	338,049
Santander UK PLC (United Kingdom) 2.125% due 11/03/20	200,000	195,350
2.375% due 03/16/20	200,000	197,825
2.500% due 01/05/21	400,000	390,770
3.400% due 06/01/21	200,000	199,085
3.750% due 11/15/21	200,000	199,602
Simon Property Group LP REIT 2.500% due 09/01/20	200,000	197,851
4.375% due 03/01/21	250,000	255,323
Skandinaviska Enskilda Banken AB (Sweden) 2.300% due 03/11/20	250,000	247,414
2.625% due 03/15/21	250,000	246,845
Sumitomo Mitsui Banking Corp (Japan) 2.450% due 01/16/20	650,000	644,854
2.450% due 10/20/20	300,000	295,870
2.514% due 01/17/20	250,000	248,171
Sumitomo Mitsui Financial Group Inc (Japan) 2.058% due 07/14/21	400,000	387,511
2.934% due 03/09/21	350,000	346,413
SunTrust Bank 2.250% due 01/31/20	200,000	197,669
2.590% due 01/29/21	150,000	148,571
3.502% due 08/02/22	100,000	99,756
3.525% due 10/26/21	40,000	40,059
SunTrust Banks Inc 2.900% due 03/03/21	250,000	247,971
Svenska Handelsbanken AB (Sweden) 1.875% due 09/07/21	250,000	240,983
1.950% due 09/08/20	250,000	244,370
2.400% due 10/01/20	300,000	295,403
2.450% due 03/30/21	300,000	294,191
3.350% due 05/24/21	250,000	249,940
Synchrony Bank 3.650% due 05/24/21	250,000	244,741
Synchrony Financial 3.750% due 08/15/21	250,000	243,439

	Principal Amount	Value
The Bank of New York Mellon Corp 2.050% due 05/03/21	$350,000	$341,711
2.150% due 02/24/20	400,000	396,513
2.450% due 11/27/20	200,000	197,688
2.500% due 04/15/21	200,000	197,595
2.600% due 08/17/20	200,000	198,697
3.550% due 09/23/21	350,000	354,162
The Bank of Nova Scotia (Canada) 2.150% due 07/14/20	300,000	295,807
2.450% due 03/22/21	350,000	344,099
2.500% due 01/08/21	450,000	444,459
2.800% due 07/21/21	250,000	247,919
3.125% due 04/20/21	250,000	249,679
The Charles Schwab Corp 3.250% due 05/21/21	135,000	135,699
4.450% due 07/22/20	150,000	153,312
The Goldman Sachs Group Inc 2.350% due 11/15/21	550,000	530,655
2.600% due 04/23/20	250,000	247,636
2.600% due 12/27/20	400,000	392,618
2.625% due 04/25/21	300,000	292,338
2.750% due 09/15/20	650,000	643,429
2.875% due 02/25/21	550,000	540,856
2.876% due 10/31/22	650,000	631,511
5.250% due 07/27/21	800,000	830,739
5.375% due 03/15/20	600,000	613,446
The Huntington National Bank 2.375% due 03/10/20	350,000	346,681
3.250% due 05/14/21	250,000	249,512
The PNC Financial Services Group Inc 4.375% due 08/11/20	200,000	203,688
The Progressive Corp 3.750% due 08/23/21	200,000	202,687
The Toronto-Dominion Bank (Canada) 1.800% due 07/13/21	500,000	483,914
1.850% due 09/11/20	300,000	294,532
2.125% due 04/07/21	350,000	342,589
2.500% due 12/14/20	500,000	495,110
3.150% due 09/17/20	250,000	250,599
3.250% due 06/11/21	200,000	200,882
UBS AG (Switzerland) 2.350% due 03/26/20	250,000	247,532
4.875% due 08/04/20	250,000	255,858
Unum Group 3.000% due 05/15/21	125,000	123,638
US Bancorp 2.350% due 01/29/21	200,000	197,099
US Bank NA 2.000% due 01/24/20	250,000	247,676
2.050% due 10/23/20	250,000	245,429
3.050% due 07/24/20	250,000	249,719
3.104% due 05/21/21	350,000	349,541
3.150% due 04/26/21	250,000	250,302
3.450% due 11/16/21	300,000	302,359
Ventas Realty LP REIT 2.700% due 04/01/20	100,000	99,166
Visa Inc 2.200% due 12/14/20	700,000	692,449
Wells Fargo & Co 2.150% due 01/30/20	350,000	346,209
2.500% due 03/04/21	1,150,000	1,131,852
2.600% due 07/22/20	650,000	643,739
4.600% due 04/01/21	200,000	204,862
Wells Fargo Bank NA 2.400% due 01/15/20	500,000	495,767
2.600% due 01/15/21	500,000	493,919
3.325% due 07/23/21	1,000,000	999,226
3.625% due 10/22/21	850,000	855,332
Welltower Inc REIT 4.950% due 01/15/21	300,000	307,220

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-6

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Westpac Banking Corp (Australia) 2.150% due 03/06/20	$500,000	$494,662
2.300% due 05/26/20	500,000	494,237
2.600% due 11/23/20	400,000	395,250
2.650% due 01/25/21	250,000	247,540
3.050% due 05/15/20	150,000	150,113
Willis Towers Watson PLC 5.750% due 03/15/21	200,000	209,262

		92,994,715

Industrial - 5.9%

3M Co 3.000% due 09/14/21	445,000	448,746
ABB Finance USA Inc (Switzerland) 2.800% due 04/03/20	90,000	89,695
Agilent Technologies Inc 5.000% due 07/15/20	200,000	205,379
Caterpillar Financial Services Corp 1.700% due 08/09/21	300,000	288,058
1.850% due 09/04/20	165,000	161,774
2.100% due 01/10/20	375,000	371,354
2.950% due 05/15/20	350,000	349,780
3.150% due 09/07/21	110,000	110,327
3.350% due 12/07/20	100,000	100,419
Caterpillar Inc 3.900% due 05/27/21	200,000	203,682
CNH Industrial Capital LLC 4.375% due 11/06/20	200,000	201,600
4.875% due 04/01/21	200,000	203,720
CSX Corp 3.700% due 10/30/20	200,000	202,144
Fortive Corp 2.350% due 06/15/21	200,000	195,120
GATX Corp 2.500% due 07/30/19	200,000	198,805
General Dynamics Corp 2.875% due 05/11/20	450,000	450,333
3.000% due 05/11/21	450,000	451,120
General Electric Co 2.200% due 01/09/20	200,000	197,115
4.375% due 09/16/20	350,000	349,582
4.625% due 01/07/21	200,000	200,605
4.650% due 10/17/21	300,000	301,082
5.300% due 02/11/21	300,000	300,510
Honeywell International Inc 1.850% due 11/01/21	500,000	483,390
John Deere Capital Corp 1.950% due 06/22/20	210,000	206,736
2.375% due 07/14/20	200,000	198,184
2.875% due 03/12/21	500,000	498,797
3.125% due 09/10/21	135,000	135,294
3.900% due 07/12/21	300,000	305,796
Johnson Controls International PLC 5.000% due 03/30/20	250,000	255,262
L3 Technologies Inc 4.950% due 02/15/21	200,000	204,746
Lockheed Martin Corp 2.500% due 11/23/20	250,000	247,323
3.350% due 09/15/21	250,000	251,952
Masco Corp 7.125% due 03/15/20	7,000	7,314
Northrop Grumman Corp 2.080% due 10/15/20	150,000	147,141
3.500% due 03/15/21	250,000	252,040
Precision Castparts Corp 2.250% due 06/15/20	200,000	197,759
Raytheon Co 3.125% due 10/15/20	150,000	150,478
4.400% due 02/15/20	200,000	202,987

	Principal Amount	Value
Republic Services Inc 5.000% due 03/01/20	$250,000	$255,137
Roper Technologies Inc 3.000% due 12/15/20	300,000	298,130
Ryder System Inc 2.450% due 09/03/19	150,000	149,252
2.650% due 03/02/20	200,000	198,191
3.500% due 06/01/21	50,000	50,089
The Boeing Co 8.750% due 08/15/21	200,000	229,596
Union Pacific Corp 2.250% due 06/19/20	200,000	197,394
3.200% due 06/08/21	135,000	135,688
United Parcel Service Inc 2.050% due 04/01/21	300,000	294,843
3.125% due 01/15/21	300,000	302,537
United Technologies Corp 1.900% due 05/04/20	250,000	245,380
3.350% due 08/16/21	270,000	269,426
4.500% due 04/15/20	250,000	253,712
Waste Management Inc 4.600% due 03/01/21	300,000	309,382

		12,514,906

Technology - 7.1%

Activision Blizzard Inc 2.300% due 09/15/21	200,000	194,897
Adobe Inc 4.750% due 02/01/20	200,000	203,999
Analog Devices Inc 2.850% due 03/12/20	55,000	54,816
2.950% due 01/12/21	150,000	148,752
Apple Inc 1.550% due 02/07/20	250,000	246,984
1.550% due 08/04/21	200,000	193,984
1.800% due 05/11/20	550,000	543,101
2.000% due 11/13/20	250,000	246,725
2.250% due 02/23/21	750,000	741,418
2.850% due 05/06/21	650,000	650,635
Applied Materials Inc 2.625% due 10/01/20	200,000	198,449
Broadcom Corp 2.200% due 01/15/21	100,000	96,721
2.375% due 01/15/20	700,000	691,356
CA Inc 5.375% due 12/01/19	200,000	202,620
Dell International LLC 3.480% due 06/01/19 ~	765,000	762,819
4.420% due 06/15/21 ~	300,000	299,864
DXC Technology Co 2.875% due 03/27/20	50,000	49,576
Electronic Arts Inc 3.700% due 03/01/21	227,000	228,709
Fidelity National Information Services Inc 2.250% due 08/15/21	250,000	241,562
3.625% due 10/15/20	250,000	251,194
Fiserv Inc 2.700% due 06/01/20	250,000	248,190
Hewlett Packard Enterprise Co 3.500% due 10/05/21	125,000	125,418
3.600% due 10/15/20	650,000	651,834
HP Inc 3.750% due 12/01/20	150,000	151,832
4.375% due 09/15/21	250,000	255,164
IBM Credit LLC 1.800% due 01/20/21	150,000	145,833
2.650% due 02/05/21	750,000	741,764
3.600% due 11/30/21	300,000	302,825
Intel Corp 1.700% due 05/19/21	100,000	97,210
1.850% due 05/11/20	250,000	246,950
2.450% due 07/29/20	400,000	398,229
3.300% due 10/01/21	400,000	404,332

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-7

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Lam Research Corp 2.750% due 03/15/20	$100,000	$99,077
2.800% due 06/15/21	200,000	197,881
Microsoft Corp 1.550% due 08/08/21	750,000	728,845
1.850% due 02/06/20	150,000	148,918
1.850% due 02/12/20	500,000	495,769
2.000% due 11/03/20	550,000	544,171
NetApp Inc 2.000% due 09/27/19	55,000	54,407
NVIDIA Corp 2.200% due 09/16/21	200,000	195,606
Oracle Corp 1.900% due 09/15/21	850,000	825,190
2.800% due 07/08/21	300,000	298,641
3.875% due 07/15/20	200,000	203,042
QUALCOMM Inc 2.250% due 05/20/20	400,000	394,462
Texas Instruments Inc 1.750% due 05/01/20	350,000	344,537
VMware Inc 2.300% due 08/21/20	305,000	298,801
Xilinx Inc 3.000% due 03/15/21	200,000	199,351

		15,046,460

Utilities - 3.9%

American Electric Power Co Inc 2.150% due 11/13/20	70,000	68,621
Berkshire Hathaway Energy Co 2.375% due 01/15/21	95,000	93,726
CenterPoint Energy Inc 3.600% due 11/01/21	315,000	315,855
Consolidated Edison Inc 2.000% due 03/15/20	50,000	49,344
Consumers Energy Co 5.650% due 04/15/20	200,000	207,143
Dominion Energy Gas Holdings LLC 2.500% due 12/15/19	100,000	99,280
Dominion Energy Inc
2.000% due 08/15/21	150,000	144,214
2.579% due 07/01/20	350,000	344,593
DPL Inc 7.250% due 10/15/21	250,000	262,158
Duke Energy Corp 3.550% due 09/15/21	250,000	250,815
Duke Energy Florida LLC 3.100% due 08/15/21	500,000	499,454
Duke Energy Progress LLC 5.300% due 01/15/19	100,000	100,067
Edison International 2.125% due 04/15/20	100,000	97,362
Emera US Finance LP (Canada)
2.150% due 06/15/19	65,000	64,476
2.700% due 06/15/21	200,000	194,946
Entergy Texas Inc 7.125% due 02/01/19	100,000	100,278
Eversource Energy 2.500% due 03/15/21	200,000	196,662
Exelon Corp
2.850% due 06/15/20	100,000	99,227
5.150% due 12/01/20	45,000	46,003
Exelon Generation Co LLC
2.950% due 01/15/20	250,000	248,852
3.400% due 03/15/22	300,000	295,481
Georgia Power Co 2.000% due 03/30/20	150,000	147,577
LG&E & KU Energy LLC 3.750% due 11/15/20	250,000	251,015
Nevada Power Co 2.750% due 04/15/20	185,000	184,591

	Principal Amount	Value
NextEra Energy Capital Holdings Inc 4.500% due 06/01/21	$400,000	$407,169
NV Energy Inc 6.250% due 11/15/20	54,000	56,749
Ohio Power Co 5.375% due 10/01/21	250,000	264,480
Pacific Gas & Electric Co 3.500% due 10/01/20	250,000	239,428
PECO Energy Co 1.700% due 09/15/21	300,000	289,119
PNM Resources Inc 3.250% due 03/09/21	100,000	99,244
Public Service Enterprise Group Inc 2.000% due 11/15/21	350,000	336,323
Puget Energy Inc 6.500% due 12/15/20	250,000	264,185
Sempra Energy
2.400% due 02/01/20	130,000	128,271
2.400% due 03/15/20	200,000	197,223
South Carolina Electric & Gas Co 3.500% due 08/15/21	55,000	55,186
Southern California Edison Co 2.900% due 03/01/21	100,000	98,791
The Southern Co
2.150% due 09/01/19	100,000	99,404
2.350% due 07/01/21	250,000	243,195
2.750% due 06/15/20	400,000	395,647
WEC Energy Group Inc 3.375% due 06/15/21	300,000	299,975
Xcel Energy Inc 2.400% due 03/15/21	400,000	394,079

		8,230,208

Total Corporate Bonds & Notes (Cost $210,778,892)		208,959,938

	Shares

SHORT-TERM INVESTMENT - 0.2%

Money Market Fund - 0.2%

BlackRock Liquidity Funds T-Fund Portfolio	408,663	408,663

Total Short-Term Investment (Cost $408,663)		408,663

TOTAL INVESTMENTS - 99.1% (Cost $211,187,555)		209,368,601

OTHER ASSETS & LIABILITIES, NET - 0.9%		1,821,898

NET ASSETS - 100.0%		$211,190,499

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	44.0%
Consumer, Non-Cyclical	16.1%
Consumer, Cyclical	7.3%
Technology	7.1%
Communications	6.6%
Energy	6.4%
Industrial	5.9%
Utilities	3.9%
Others (each less than 3.0%)	1.8%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-8

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$208,959,938	$-	$208,959,938	$-
	Short-Term Investment	408,663	408,663	-	-

	Total	$209,368,601	$408,663	$208,959,938	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-9

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments

December 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 26.7%

Basic Materials - 0.7%

Air Products & Chemicals Inc 3.350% due 07/31/24	$100,000	$100,714
Albemarle Corp 5.450% due 12/01/44	50,000	50,214
ArcelorMittal (Luxembourg) 5.250% due 08/05/20	50,000	50,875
5.500% due 03/01/21	40,000	41,161
6.125% due 06/01/25	30,000	31,442
6.250% due 02/25/22	35,000	37,067
7.000% due 10/15/39	42,000	44,379
Barrick Gold Corp (Canada) 5.250% due 04/01/42	100,000	100,265
Barrick North America Finance LLC (Canada) 5.750% due 05/01/43	200,000	211,370
BHP Billiton Finance USA Ltd (Australia) 5.000% due 09/30/43	300,000	327,348
Celanese US Holdings LLC 4.625% due 11/15/22	30,000	30,861
5.875% due 06/15/21	30,000	31,553
Celulosa Arauco y Constitucion SA (Chile) 3.875% due 11/02/27	200,000	183,652
Corp Andina de Fomento (Multi-National) 2.750% due 01/06/23	400,000	390,714
DowDuPont Inc 4.205% due 11/15/23	200,000	204,718
4.493% due 11/15/25	100,000	103,152
4.725% due 11/15/28	150,000	155,868
5.319% due 11/15/38	65,000	67,205
5.419% due 11/15/48	75,000	78,315
Eastman Chemical Co 3.800% due 03/15/25	100,000	96,603
4.650% due 10/15/44	50,000	44,923
4.800% due 09/01/42	100,000	92,579
Fibria Overseas Finance Ltd (Brazil) 4.000% due 01/14/25	50,000	47,337
5.500% due 01/17/27	50,000	50,313
FMC Corp 4.100% due 02/01/24	50,000	50,027
Georgia-Pacific LLC 8.875% due 05/15/31	100,000	146,546
Goldcorp Inc (Canada) 3.700% due 03/15/23	250,000	248,542
International Flavors & Fragrances Inc 3.400% due 09/25/20	15,000	15,015
International Paper Co 4.350% due 08/15/48	100,000	86,007
4.750% due 02/15/22	57,000	59,501
6.000% due 11/15/41	200,000	211,579
7.500% due 08/15/21	27,000	29,936
Kinross Gold Corp (Canada) 5.950% due 03/15/24	100,000	100,000
LYB International Finance II BV 3.500% due 03/02/27	264,000	240,874
LyondellBasell Industries NV 4.625% due 02/26/55	75,000	63,508
Newmont Mining Corp 3.500% due 03/15/22	100,000	99,023
5.875% due 04/01/35	100,000	107,938
Nucor Corp 4.000% due 08/01/23	25,000	25,306
4.125% due 09/15/22	50,000	51,436
5.200% due 08/01/43	25,000	26,583
Nutrien Ltd (Canada) 4.875% due 03/30/20	250,000	254,401
5.250% due 01/15/45	145,000	146,031

	Principal Amount	Value
PPG Industries Inc 3.600% due 11/15/20	$50,000	$50,429
Praxair Inc 2.200% due 08/15/22	100,000	96,672
Rio Tinto Finance USA Ltd (Australia) 7.125% due 07/15/28	50,000	62,314
Rio Tinto Finance USA PLC (Australia) 4.750% due 03/22/42	400,000	416,894
RPM International Inc 5.250% due 06/01/45	50,000	49,362
Southern Copper Corp (Peru) 5.250% due 11/08/42	150,000	143,203
7.500% due 07/27/35	50,000	58,625
The Dow Chemical Co 4.125% due 11/15/21	200,000	203,636
4.250% due 11/15/20	100,000	101,800
4.250% due 10/01/34	200,000	183,972
4.375% due 11/15/42	300,000	264,518
The Mosaic Co 5.450% due 11/15/33	163,000	168,089
The Sherwin-Williams Co 2.750% due 06/01/22	50,000	48,437
3.125% due 06/01/24	25,000	23,898
3.450% due 06/01/27	60,000	56,062
3.950% due 01/15/26	150,000	146,959
4.000% due 12/15/42	50,000	42,244
4.500% due 06/01/47	29,000	26,287
7.250% due 06/15/19	25,000	25,441
Vale Overseas Ltd (Brazil) 4.375% due 01/11/22	96,000	97,920
6.875% due 11/21/36	150,000	172,275
8.250% due 01/17/34	100,000	124,125
Westlake Chemical Corp 4.375% due 11/15/47	100,000	84,230

		7,182,273

Communications - 2.4%

21st Century Fox America Inc 3.375% due 11/15/26	200,000	196,540
4.500% due 02/15/21	100,000	102,717
5.400% due 10/01/43	100,000	115,970
6.400% due 12/15/35	50,000	62,612
6.650% due 11/15/37	150,000	198,301
6.900% due 08/15/39	150,000	197,949
Alibaba Group Holding Ltd (China) 3.125% due 11/28/21	200,000	197,975
3.600% due 11/28/24	200,000	195,778
4.200% due 12/06/47	300,000	267,004
Alphabet Inc 1.998% due 08/15/26	200,000	182,108
Amazon.com Inc 1.900% due 08/21/20	130,000	128,137
2.400% due 02/22/23	200,000	193,738
3.300% due 12/05/21	100,000	101,260
3.875% due 08/22/37	195,000	189,930
4.050% due 08/22/47	70,000	68,670
4.250% due 08/22/57	100,000	97,597
4.800% due 12/05/34	300,000	322,187
5.200% due 12/03/25	50,000	54,996
America Movil SAB de CV (Mexico) 6.125% due 03/30/40	250,000	296,148
6.375% due 03/01/35	125,000	147,623
AT&T Inc 3.200% due 03/01/22	35,000	34,550
3.400% due 05/15/25	300,000	282,402
3.800% due 03/01/24	50,000	49,550
3.950% due 01/15/25	45,000	44,080
4.100% due 02/15/28	615,000	592,711
4.125% due 02/17/26	300,000	293,557
4.250% due 03/01/27	100,000	98,113

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-10

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
4.300% due 02/15/30	$735,000	$696,543
4.300% due 12/15/42	393,000	335,300
4.350% due 06/15/45	177,000	150,318
4.500% due 05/15/35	90,000	81,108
4.550% due 03/09/49	100,000	86,525
4.750% due 05/15/46	265,000	236,711
5.150% due 03/15/42	200,000	187,653
5.150% due 11/15/46	100,000	93,378
5.350% due 09/01/40	161,000	157,276
5.450% due 03/01/47	50,000	49,070
5.700% due 03/01/57	50,000	49,457
6.000% due 08/15/40	50,000	51,199
6.375% due 03/01/41	50,000	54,370
Baidu Inc (China) 2.875% due 07/06/22	300,000	291,736
Bell Canada Inc (Canada) 4.464% due 04/01/48	65,000	63,085
Booking Holdings Inc 3.600% due 06/01/26	50,000	48,680
British Telecommunications PLC (United Kingdom) 5.125% due 12/04/28	200,000	201,626
9.625% due 12/15/30	50,000	67,756
CBS Corp 2.500% due 02/15/23	100,000	94,304
2.900% due 01/15/27	50,000	44,435
3.375% due 02/15/28	55,000	49,995
5.900% due 10/15/40	50,000	52,974
7.875% due 07/30/30	100,000	125,662
Charter Communications Operating LLC 3.579% due 07/23/20	255,000	254,779
3.750% due 02/15/28	100,000	90,686
4.200% due 03/15/28	200,000	187,746
4.464% due 07/23/22	100,000	101,035
4.500% due 02/01/24	100,000	99,954
4.908% due 07/23/25	150,000	149,293
5.375% due 05/01/47	50,000	45,520
6.384% due 10/23/35	70,000	72,098
6.484% due 10/23/45	165,000	170,840
6.834% due 10/23/55	50,000	51,082
Cisco Systems Inc 1.850% due 09/20/21	100,000	97,270
2.200% due 02/28/21	50,000	49,351
2.450% due 06/15/20	100,000	99,475
2.500% due 09/20/26	300,000	280,096
2.600% due 02/28/23	50,000	49,034
2.950% due 02/28/26	50,000	47,742
3.000% due 06/15/22	60,000	59,983
5.500% due 01/15/40	250,000	295,914
Comcast Corp 2.350% due 01/15/27	40,000	35,838
3.000% due 02/01/24	100,000	97,550
3.300% due 10/01/20	50,000	50,195
3.300% due 02/01/27	100,000	95,457
3.375% due 08/15/25	365,000	356,140
3.400% due 07/15/46	55,000	45,753
3.450% due 10/01/21	65,000	65,682
3.550% due 05/01/28	400,000	386,790
3.600% due 03/01/24	400,000	401,212
3.700% due 04/15/24	85,000	85,573
3.950% due 10/15/25	100,000	101,317
3.969% due 11/01/47	289,000	259,333
3.999% due 11/01/49	211,000	189,830
4.000% due 08/15/47	100,000	90,350
4.049% due 11/01/52	97,000	87,420
4.150% due 10/15/28	95,000	96,639
4.250% due 10/15/30	70,000	70,938
4.250% due 01/15/33	250,000	248,888
4.400% due 08/15/35	77,000	74,783
4.600% due 10/15/38	85,000	86,092

	Principal Amount	Value
4.600% due 08/15/45	$77,000	$75,295
4.700% due 10/15/48	75,000	76,494
4.750% due 03/01/44	300,000	301,530
4.950% due 10/15/58	80,000	81,671
Deutsche Telekom International Finance BV (Germany) 8.750% due 06/15/30	185,000	241,909
Discovery Communications LLC 2.950% due 03/20/23	150,000	143,780
3.450% due 03/15/25	100,000	93,621
3.500% due 06/15/22 ~	150,000	148,219
3.800% due 03/13/24	100,000	97,660
3.950% due 03/20/28	60,000	55,773
4.950% due 05/15/42	100,000	88,953
5.000% due 09/20/37	120,000	111,753
5.200% due 09/20/47	30,000	27,836
eBay Inc 2.750% due 01/30/23	50,000	48,113
3.250% due 10/15/20	200,000	199,863
3.600% due 06/05/27	50,000	46,768
Expedia Group Inc 3.800% due 02/15/28	50,000	45,529
4.500% due 08/15/24	200,000	200,478
Grupo Televisa SAB (Mexico) 5.000% due 05/13/45	200,000	175,751
Motorola Solutions Inc 3.500% due 03/01/23	150,000	145,122
4.600% due 02/23/28	100,000	98,015
NBCUniversal Media LLC 2.875% due 01/15/23	75,000	73,667
4.375% due 04/01/21	100,000	102,527
Omnicom Group Inc 3.600% due 04/15/26	50,000	47,414
3.625% due 05/01/22	100,000	98,688
4.450% due 08/15/20	50,000	50,865
Orange SA (France) 5.375% due 01/13/42	150,000	159,033
9.000% due 03/01/31	50,000	69,435
Rogers Communications Inc (Canada) 4.300% due 02/15/48	85,000	81,310
4.500% due 03/15/43	25,000	24,799
5.000% due 03/15/44	100,000	104,495
Telefonica Emisiones SA (Spain) 5.462% due 02/16/21	40,000	41,473
Telefonica Emisiones SAU (Spain) 4.665% due 03/06/38	200,000	181,667
5.213% due 03/08/47	150,000	137,966
7.045% due 06/20/36	150,000	171,533
Telefonica Europe BV (Spain) 8.250% due 09/15/30	250,000	318,994
TELUS Corp (Canada) 4.600% due 11/16/48	100,000	100,255
The Walt Disney Co 1.850% due 07/30/26	430,000	383,035
2.350% due 12/01/22	100,000	97,170
2.750% due 08/16/21	50,000	49,713
3.000% due 07/30/46	225,000	185,925
Thomson Reuters Corp (Canada) 4.300% due 11/23/23	100,000	101,991
5.650% due 11/23/43	150,000	159,818
5.850% due 04/15/40	25,000	26,442
Time Warner Cable LLC 5.000% due 02/01/20	300,000	304,252
5.875% due 11/15/40	150,000	141,959
6.550% due 05/01/37	100,000	102,996
6.750% due 06/15/39	50,000	50,997
7.300% due 07/01/38	150,000	163,198
Verizon Communications Inc 3.376% due 02/15/25	200,000	194,305
4.125% due 03/16/27	300,000	300,913

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-11

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
4.125% due 08/15/46	$300,000	$266,086
4.272% due 01/15/36	57,000	53,560
4.329% due 09/21/28	1,869,000	1,881,540
4.522% due 09/15/48	309,000	291,035
5.250% due 03/16/37	483,000	505,138
5.500% due 03/16/47	75,000	80,154
Viacom Inc 3.875% due 04/01/24	100,000	98,196
4.375% due 03/15/43	70,000	55,749
6.875% due 04/30/36	100,000	107,692
Vodafone Group PLC (United Kingdom) 3.750% due 01/16/24	45,000	44,401
4.375% due 05/30/28	355,000	345,235
5.000% due 05/30/38	40,000	37,634
5.250% due 05/30/48	75,000	70,758
6.150% due 02/27/37	150,000	157,807
7.875% due 02/15/30	50,000	62,451
Warner Media LLC 2.950% due 07/15/26	40,000	35,839
4.700% due 01/15/21	50,000	51,295
4.750% due 03/29/21	100,000	102,574
6.100% due 07/15/40	50,000	52,206
6.200% due 03/15/40	50,000	53,238
6.250% due 03/29/41	350,000	371,755
6.500% due 11/15/36	100,000	108,999
7.625% due 04/15/31	100,000	125,134
7.700% due 05/01/32	150,000	193,323
WPP Finance (United Kingdom) 3.625% due 09/07/22	100,000	97,322

		24,889,131

Consumer, Cyclical - 1.4%

American Airlines Pass-Through Trust ‘AA’ 3.200% due 12/15/29	134,925	127,528
American Airlines Pass-Through Trust ‘A’ 4.950% due 07/15/24	133,280	135,426
American Honda Finance Corp 1.700% due 09/09/21	100,000	96,169
2.000% due 02/14/20	50,000	49,419
2.450% due 09/24/20	150,000	148,211
2.900% due 02/16/24	250,000	242,199
3.375% due 12/10/21	25,000	25,132
3.625% due 10/10/23	25,000	25,192
Aptiv Corp 4.150% due 03/15/24	40,000	40,084
Aptiv PLC 4.250% due 01/15/26	50,000	48,738
4.400% due 10/01/46	100,000	87,727
AutoNation Inc 4.500% due 10/01/25	100,000	96,830
AutoZone Inc 3.750% due 06/01/27	100,000	96,154
4.000% due 11/15/20	50,000	50,399
Best Buy Co Inc 4.450% due 10/01/28	50,000	47,813
BorgWarner Inc 3.375% due 03/15/25	200,000	195,993
Cintas Corp No 2 2.900% due 04/01/22	50,000	49,218
3.700% due 04/01/27	50,000	48,946
Continental Airlines Pass-Through Trust ‘A’ 4.000% due 04/29/26	22,453	22,201
Daimler Finance North America LLC (Germany) 8.500% due 01/18/31	50,000	68,456
Darden Restaurants Inc 3.850% due 05/01/27	130,000	125,349
Delta Air Lines Inc 2.600% due 12/04/20	25,000	24,589
3.625% due 03/15/22	100,000	97,928

	Principal Amount	Value
Dollar General Corp 3.250% due 04/15/23	$50,000	$48,931
3.875% due 04/15/27	50,000	48,569
4.150% due 11/01/25	25,000	25,005
Dollar Tree Inc 3.700% due 05/15/23	45,000	44,049
4.000% due 05/15/25	100,000	96,310
4.200% due 05/15/28	45,000	42,730
DR Horton Inc 4.000% due 02/15/20	50,000	50,102
Ford Motor Co 4.750% due 01/15/43	300,000	232,977
5.291% due 12/08/46	100,000	82,464
7.450% due 07/16/31	150,000	155,068
Ford Motor Credit Co LLC 2.425% due 06/12/20	200,000	194,783
3.096% due 05/04/23	200,000	180,964
3.815% due 11/02/27	200,000	169,143
4.375% due 08/06/23	200,000	189,630
5.875% due 08/02/21	250,000	256,535
General Motors Co 4.200% due 10/01/27	50,000	45,171
5.400% due 04/01/48	50,000	42,777
6.250% due 10/02/43	100,000	94,120
6.600% due 04/01/36	250,000	244,198
6.750% due 04/01/46	25,000	24,302
General Motors Financial Co Inc 2.450% due 11/06/20	100,000	97,159
2.650% due 04/13/20	85,000	83,701
3.150% due 01/15/20	200,000	198,828
3.500% due 11/07/24	100,000	91,117
3.700% due 11/24/20	100,000	99,629
3.700% due 05/09/23	200,000	190,462
3.950% due 04/13/24	100,000	95,076
4.000% due 01/15/25	300,000	281,008
4.000% due 10/06/26	50,000	44,983
4.150% due 06/19/23	250,000	243,822
4.200% due 11/06/21	100,000	100,015
Hasbro Inc 3.150% due 05/15/21	50,000	49,279
3.500% due 09/15/27	30,000	27,884
Hyatt Hotels Corp 4.850% due 03/15/26	25,000	25,649
Kohl’s Corp 3.250% due 02/01/23	100,000	97,899
4.250% due 07/17/25	50,000	49,430
5.550% due 07/17/45	50,000	46,970
Lear Corp 5.250% due 01/15/25	65,000	66,851
Leggett & Platt Inc 3.800% due 11/15/24	50,000	49,699
Lowe’s Cos Inc 3.100% due 05/03/27	200,000	183,181
3.120% due 04/15/22	100,000	98,350
3.700% due 04/15/46	250,000	204,983
3.875% due 09/15/23	100,000	100,836
Macy’s Retail Holdings Inc 3.625% due 06/01/24	50,000	46,731
3.875% due 01/15/22	100,000	99,025
Magna International Inc (Canada) 4.150% due 10/01/25	25,000	25,450
Marriott International Inc 2.875% due 03/01/21	50,000	49,330
3.125% due 06/15/26	200,000	181,999
3.375% due 10/15/20	83,000	82,615
McDonald’s Corp 2.750% due 12/09/20	45,000	44,699
3.350% due 04/01/23	25,000	24,897
3.375% due 05/26/25	100,000	97,941
3.500% due 07/15/20	50,000	50,701

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-12

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
3.500% due 03/01/27	$50,000	$48,672
3.700% due 01/30/26	160,000	157,164
3.700% due 02/15/42	200,000	173,756
3.800% due 04/01/28	25,000	24,607
4.450% due 09/01/48	10,000	9,565
4.875% due 07/15/40	10,000	10,290
4.875% due 12/09/45	250,000	253,716
Newell Brands Inc 3.850% due 04/01/23	20,000	19,725
4.200% due 04/01/26	225,000	220,207
5.375% due 04/01/36	12,000	11,447
NIKE Inc 2.250% due 05/01/23	27,000	26,137
3.375% due 11/01/46	200,000	179,141
3.625% due 05/01/43	25,000	23,181
Nordstrom Inc 4.000% due 10/15/21	250,000	251,841
O’Reilly Automotive Inc 3.800% due 09/01/22	100,000	101,152
4.350% due 06/01/28	100,000	99,826
PACCAR Financial Corp 2.300% due 08/10/22	100,000	96,704
3.400% due 08/09/23	25,000	25,201
QVC Inc 5.450% due 08/15/34	100,000	87,647
Ralph Lauren Corp 3.750% due 09/15/25	50,000	49,623
Starbucks Corp 2.100% due 02/04/21	60,000	58,553
2.200% due 11/22/20	20,000	19,676
2.450% due 06/15/26	50,000	45,082
3.500% due 03/01/28	100,000	95,779
3.750% due 12/01/47	35,000	29,144
3.800% due 08/15/25	100,000	99,080
4.300% due 06/15/45	35,000	32,250
Tapestry Inc 4.125% due 07/15/27	100,000	93,786
Target Corp 2.500% due 04/15/26	225,000	210,328
2.900% due 01/15/22	100,000	99,962
3.625% due 04/15/46	25,000	21,976
3.900% due 11/15/47	250,000	230,109
The Home Depot Inc 2.000% due 04/01/21	50,000	49,026
2.125% due 09/15/26	300,000	270,477
2.700% due 04/01/23	100,000	99,019
3.000% due 04/01/26	25,000	24,204
3.250% due 03/01/22	45,000	45,485
3.350% due 09/15/25	45,000	44,488
3.500% due 09/15/56	55,000	46,459
3.900% due 12/06/28	40,000	41,045
4.200% due 04/01/43	300,000	295,938
4.400% due 04/01/21	100,000	103,014
4.500% due 12/06/48	100,000	103,772
5.875% due 12/16/36	75,000	90,072
Toyota Motor Credit Corp 1.900% due 04/08/21	100,000	97,677
2.150% due 03/12/20	500,000	493,911
2.625% due 01/10/23	100,000	97,489
3.200% due 01/11/27	100,000	97,345
4.250% due 01/11/21	100,000	102,568
United Airlines Pass-Through Trust ‘A’ 3.450% due 01/07/30	28,417	27,512
4.000% due 10/11/27	86,194	86,100
United Airlines Pass-Through Trust ‘AA’ 2.875% due 04/07/30	142,071	130,882
3.100% due 01/07/30	47,362	45,778
Walgreen Co 3.100% due 09/15/22	75,000	73,222

	Principal Amount	Value
Walgreens Boots Alliance Inc 3.450% due 06/01/26	$30,000	$28,255
3.800% due 11/18/24	200,000	197,065
4.650% due 06/01/46	20,000	18,121
4.800% due 11/18/44	165,000	151,724
Walmart Inc 2.650% due 12/15/24	600,000	583,248
3.125% due 06/23/21	550,000	554,083
3.300% due 04/22/24	300,000	301,069
3.400% due 06/26/23	50,000	50,543
3.700% due 06/26/28	100,000	101,637
3.950% due 06/28/38	25,000	24,848
4.050% due 06/29/48	65,000	65,029
WW Grainger Inc 3.750% due 05/15/46	50,000	45,385
4.600% due 06/15/45	20,000	20,623

		14,960,168

Consumer, Non-Cyclical - 4.3%

Abbott Laboratories 2.900% due 11/30/21	150,000	148,611
2.950% due 03/15/25	100,000	96,374
3.400% due 11/30/23	70,000	69,860
3.750% due 11/30/26	227,000	224,684
4.750% due 11/30/36	100,000	104,728
4.900% due 11/30/46	100,000	105,518
6.150% due 11/30/37	25,000	30,250
AbbVie Inc 2.300% due 05/14/21	300,000	293,127
2.500% due 05/14/20	150,000	148,604
2.850% due 05/14/23	50,000	48,225
2.900% due 11/06/22	200,000	194,770
3.200% due 11/06/22	70,000	69,013
3.200% due 05/14/26	100,000	92,875
3.600% due 05/14/25	175,000	168,167
4.300% due 05/14/36	50,000	44,787
4.400% due 11/06/42	125,000	110,899
4.450% due 05/14/46	100,000	87,916
4.500% due 05/14/35	160,000	148,582
4.700% due 05/14/45	50,000	45,694
Aetna Inc 2.750% due 11/15/22	125,000	120,023
2.800% due 06/15/23	25,000	23,798
3.500% due 11/15/24	100,000	96,805
3.875% due 08/15/47	30,000	25,538
4.125% due 11/15/42	100,000	86,990
Allergan Finance LLC 3.250% due 10/01/22	100,000	97,852
4.625% due 10/01/42	100,000	92,064
Allergan Funding SCS 3.000% due 03/12/20	70,000	69,741
3.800% due 03/15/25	70,000	68,458
4.750% due 03/15/45	330,000	314,814
Allergan Inc 2.800% due 03/15/23	25,000	23,969
Altria Group Inc 4.500% due 05/02/43	100,000	83,578
4.750% due 05/05/21	200,000	204,514
AmerisourceBergen Corp 3.400% due 05/15/24	100,000	97,647
3.450% due 12/15/27	50,000	46,691
Amgen Inc 2.650% due 05/11/22	150,000	146,672
3.200% due 11/02/27	50,000	47,088
3.625% due 05/22/24	100,000	99,810
4.400% due 05/01/45	100,000	94,120
5.150% due 11/15/41	174,000	180,058
5.750% due 03/15/40	400,000	457,542
6.400% due 02/01/39	225,000	269,848

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-13

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Anheuser-Busch Cos LLC (Belgium) 4.700% due 02/01/36 ~	$275,000	$256,810
4.900% due 02/01/46 ~	330,000	307,092
Anheuser-Busch InBev Finance Inc (Belgium) 2.650% due 02/01/21	160,000	157,344
3.300% due 02/01/23	300,000	292,374
3.700% due 02/01/24	200,000	196,204
4.625% due 02/01/44	300,000	268,155
Anheuser-Busch InBev Worldwide Inc (Belgium) 2.500% due 07/15/22	100,000	95,554
3.500% due 01/12/24	355,000	347,227
3.750% due 07/15/42	100,000	79,266
4.000% due 04/13/28	80,000	76,715
4.375% due 02/15/21	200,000	204,034
4.375% due 04/15/38	35,000	31,359
4.439% due 10/06/48	200,000	173,615
4.600% due 04/15/48	50,000	45,057
4.750% due 04/15/58	100,000	87,537
4.950% due 01/15/42	300,000	281,256
Anthem Inc 2.500% due 11/21/20	15,000	14,798
2.950% due 12/01/22	50,000	48,804
3.300% due 01/15/23	75,000	73,863
3.350% due 12/01/24	400,000	390,164
3.650% due 12/01/27	30,000	28,733
4.375% due 12/01/47	30,000	28,051
4.625% due 05/15/42	100,000	96,849
4.650% due 01/15/43	50,000	48,969
Archer-Daniels-Midland Co 3.750% due 09/15/47	100,000	90,666
4.016% due 04/16/43	50,000	47,302
4.479% due 03/01/21	100,000	103,217
Ascension Health 3.945% due 11/15/46	70,000	67,679
AstraZeneca PLC (United Kingdom) 2.375% due 11/16/20	100,000	98,266
2.375% due 06/12/22	100,000	96,001
3.125% due 06/12/27	100,000	93,243
3.375% due 11/16/25	100,000	96,790
4.000% due 09/18/42	25,000	22,385
4.375% due 11/16/45	25,000	23,780
6.450% due 09/15/37	100,000	119,718
Automatic Data Processing Inc 2.250% due 09/15/20	50,000	49,729
3.375% due 09/15/25	25,000	24,831
BAT Capital Corp (United Kingdom) 2.297% due 08/14/20	200,000	195,310
2.764% due 08/15/22	150,000	141,806
3.222% due 08/15/24	100,000	92,212
3.557% due 08/15/27	100,000	88,985
4.390% due 08/15/37	70,000	57,524
4.540% due 08/15/47	210,000	167,985
Baxalta Inc 2.875% due 06/23/20	45,000	44,607
4.000% due 06/23/25	15,000	14,692
5.250% due 06/23/45	9,000	9,166
Becton Dickinson & Co 2.404% due 06/05/20	35,000	34,478
2.894% due 06/06/22	265,000	256,852
3.125% due 11/08/21	100,000	98,688
3.363% due 06/06/24	50,000	48,079
3.700% due 06/06/27	150,000	142,059
3.734% due 12/15/24	129,000	124,768
4.669% due 06/06/47	50,000	47,271
Bestfoods 7.250% due 12/15/26	200,000	249,771
Biogen Inc 5.200% due 09/15/45	300,000	310,018

	Principal Amount	Value
Block Financial LLC 4.125% due 10/01/20	$100,000	$100,852
Boston Scientific Corp 3.375% due 05/15/22	300,000	298,294
Bristol-Myers Squibb Co 3.250% due 02/27/27	100,000	97,705
3.250% due 08/01/42	100,000	87,098
Brown-Forman Corp 4.500% due 07/15/45	40,000	42,213
Bunge Ltd Finance Corp 3.000% due 09/25/22	55,000	52,609
3.250% due 08/15/26	20,000	17,561
3.750% due 09/25/27	30,000	26,742
Campbell Soup Co 2.500% due 08/02/22	100,000	94,788
3.650% due 03/15/23	50,000	48,804
4.150% due 03/15/28	100,000	93,328
4.800% due 03/15/48	20,000	17,022
Cardinal Health Inc 2.616% due 06/15/22	50,000	48,204
3.079% due 06/15/24	50,000	47,007
3.410% due 06/15/27	100,000	91,071
3.750% due 09/15/25	50,000	48,558
4.368% due 06/15/47	50,000	42,798
4.900% due 09/15/45	50,000	45,331
Catholic Health Initiatives 4.350% due 11/01/42	150,000	136,163
Celgene Corp 2.875% due 02/19/21	25,000	24,754
3.250% due 08/15/22	100,000	98,256
3.250% due 02/20/23	50,000	48,866
3.450% due 11/15/27	50,000	45,611
3.875% due 08/15/25	300,000	289,345
3.900% due 02/20/28	100,000	94,030
4.000% due 08/15/23	100,000	100,554
4.350% due 11/15/47	50,000	42,322
4.550% due 02/20/48	100,000	87,103
Church & Dwight Co Inc 2.450% due 08/01/22	100,000	96,723
Cigna Corp 3.200% due 09/17/20 ~	100,000	99,612
3.400% due 09/17/21 ~	40,000	39,933
3.750% due 07/15/23 ~	110,000	109,740
4.125% due 11/15/25 ~	45,000	45,024
4.375% due 10/15/28 ~	80,000	80,651
4.800% due 08/15/38 ~	60,000	59,683
4.900% due 12/15/48 ~	55,000	54,095
Cigna Holdings Co 3.050% due 10/15/27	30,000	27,510
3.875% due 10/15/47	50,000	41,977
4.500% due 03/15/21	100,000	102,223
Coca-Cola Femsa SAB de CV (Mexico) 3.875% due 11/26/23	150,000	151,576
Colgate-Palmolive Co 3.700% due 08/01/47	100,000	95,441
Conagra Brands Inc 3.200% due 01/25/23	79,000	76,407
3.800% due 10/22/21	40,000	40,039
4.300% due 05/01/24	15,000	14,926
4.600% due 11/01/25	35,000	35,176
4.850% due 11/01/28	45,000	44,364
5.300% due 11/01/38	50,000	47,438
5.400% due 11/01/48	40,000	37,016
Constellation Brands Inc 2.700% due 05/09/22	200,000	193,320
3.500% due 05/09/27	15,000	13,922
3.750% due 05/01/21	20,000	20,160
4.250% due 05/01/23	85,000	85,783
4.400% due 11/15/25	35,000	35,136
4.650% due 11/15/28	30,000	29,954
5.250% due 11/15/48	30,000	30,257

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-14

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
CVS Health Corp 2.125% due 06/01/21	$400,000	$387,177
2.800% due 07/20/20	200,000	198,237
2.875% due 06/01/26	100,000	91,278
3.350% due 03/09/21	125,000	124,647
3.700% due 03/09/23	585,000	579,260
3.875% due 07/20/25	200,000	195,266
4.100% due 03/25/25	150,000	148,886
4.300% due 03/25/28	185,000	181,491
4.780% due 03/25/38	95,000	91,415
5.050% due 03/25/48	295,000	288,382
5.125% due 07/20/45	105,000	102,703
5.300% due 12/05/43	200,000	203,008
Danaher Corp 3.350% due 09/15/25	30,000	29,551
4.375% due 09/15/45	30,000	31,066
Diageo Capital PLC (United Kingdom) 3.875% due 05/18/28	200,000	203,977
3.875% due 04/29/43	100,000	98,104
Diageo Investment Corp (United Kingdom) 2.875% due 05/11/22	150,000	148,602
Dignity Health 5.267% due 11/01/64	100,000	100,682
Ecolab Inc 2.375% due 08/10/22	200,000	193,106
4.350% due 12/08/21	82,000	84,300
Eli Lilly & Co 3.700% due 03/01/45	200,000	188,566
5.500% due 03/15/27	100,000	112,428
Equifax Inc 2.300% due 06/01/21	50,000	48,519
Express Scripts Holding Co 3.000% due 07/15/23	50,000	48,171
3.300% due 02/25/21	300,000	299,042
3.400% due 03/01/27	20,000	18,596
3.900% due 02/15/22	300,000	301,589
4.800% due 07/15/46	15,000	14,453
General Mills Inc 3.200% due 04/16/21	15,000	14,929
3.200% due 02/10/27	100,000	92,154
3.700% due 10/17/23	40,000	39,807
4.200% due 04/17/28	50,000	49,072
4.550% due 04/17/38	15,000	13,976
4.700% due 04/17/48	20,000	18,398
5.400% due 06/15/40	45,000	45,250
Gilead Sciences Inc 1.950% due 03/01/22	230,000	221,171
2.550% due 09/01/20	300,000	297,593
2.950% due 03/01/27	100,000	93,250
3.250% due 09/01/22	170,000	169,679
3.650% due 03/01/26	100,000	98,160
4.150% due 03/01/47	75,000	69,350
4.400% due 12/01/21	100,000	103,234
4.500% due 02/01/45	210,000	202,684
4.600% due 09/01/35	45,000	45,557
4.750% due 03/01/46	50,000	49,784
GlaxoSmithKline Capital Inc (United Kingdom) 3.625% due 05/15/25	85,000	85,652
6.375% due 05/15/38	100,000	126,009
GlaxoSmithKline Capital PLC (United Kingdom) 2.850% due 05/08/22	200,000	197,587
3.125% due 05/14/21	105,000	105,193
Hackensack Meridian Health Inc 4.500% due 07/01/57	100,000	104,725
Humana Inc 3.850% due 10/01/24	100,000	100,039
4.625% due 12/01/42	100,000	99,344

	Principal Amount	Value
Ingredion Inc 3.200% due 10/01/26	$100,000	$93,191
Johnson & Johnson 1.650% due 03/01/21	50,000	48,737
2.050% due 03/01/23	50,000	48,331
2.250% due 03/03/22	150,000	147,800
2.450% due 12/05/21	150,000	148,182
2.450% due 03/01/26	50,000	47,023
2.950% due 03/03/27	150,000	144,547
3.400% due 01/15/38	50,000	46,692
3.500% due 01/15/48	65,000	59,711
3.550% due 03/01/36	25,000	23,774
3.625% due 03/03/37	132,000	127,364
3.700% due 03/01/46	25,000	23,840
3.750% due 03/03/47	50,000	47,670
4.850% due 05/15/41	50,000	55,215
5.950% due 08/15/37	100,000	125,151
Kaiser Foundation Hospitals 3.150% due 05/01/27	225,000	216,657
4.150% due 05/01/47	20,000	19,813
Kellogg Co 3.400% due 11/15/27	100,000	93,361
4.300% due 05/15/28	100,000	99,951
4.500% due 04/01/46	150,000	139,861
Keurig Dr Pepper Inc 2.550% due 09/15/26	50,000	43,097
3.130% due 12/15/23	50,000	47,802
3.430% due 06/15/27	35,000	32,261
4.420% due 12/15/46	250,000	221,798
4.985% due 05/25/38 ~	325,000	312,869
Kimberly-Clark Corp 3.050% due 08/15/25	50,000	48,845
3.950% due 11/01/28	10,000	10,364
6.625% due 08/01/37	100,000	132,173
Kraft Heinz Foods Co 2.800% due 07/02/20	400,000	396,614
3.000% due 06/01/26	80,000	71,519
3.375% due 06/15/21	25,000	24,953
3.500% due 06/06/22	200,000	198,497
4.000% due 06/15/23	100,000	99,833
4.375% due 06/01/46	115,000	95,211
4.625% due 01/30/29	100,000	99,131
6.500% due 02/09/40	175,000	186,680
Laboratory Corp of America Holdings 3.600% due 09/01/27	100,000	95,471
4.625% due 11/15/20	100,000	102,108
4.700% due 02/01/45	50,000	46,777
Life Technologies Corp 6.000% due 03/01/20	100,000	102,816
Massachusetts Institute of Technology 5.600% due 07/01/11	100,000	128,287
McCormick & Co Inc 3.400% due 08/15/27	50,000	47,348
McKesson Corp 3.796% due 03/15/24	300,000	297,142
Mead Johnson Nutrition Co (United Kingdom) 4.600% due 06/01/44	200,000	205,967
Medco Health Solutions Inc 4.125% due 09/15/20	50,000	50,551
Medtronic Global Holdings SCA 3.350% due 04/01/27	50,000	49,054
Medtronic Inc 2.500% due 03/15/20	55,000	54,721
2.750% due 04/01/23	50,000	49,020
3.150% due 03/15/22	125,000	124,706
3.500% due 03/15/25	380,000	378,977
4.375% due 03/15/35	365,000	374,736
4.500% due 03/15/42	100,000	102,623
4.625% due 03/15/45	80,000	84,184

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-15

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Merck & Co Inc 2.400% due 09/15/22	$100,000	$97,785
2.750% due 02/10/25	400,000	387,446
3.600% due 09/15/42	300,000	284,429
4.150% due 05/18/43	100,000	101,900
Molson Coors Brewing Co 2.100% due 07/15/21	35,000	33,765
3.000% due 07/15/26	245,000	218,668
4.200% due 07/15/46	40,000	33,402
5.000% due 05/01/42	100,000	94,555
Mondelez International Inc 4.125% due 05/07/28	100,000	100,039
Moody’s Corp 2.750% due 12/15/21	50,000	49,067
3.250% due 06/07/21	75,000	74,751
4.875% due 02/15/24	50,000	52,664
4.875% due 12/17/48	50,000	51,444
Mount Sinai Hospitals Group Inc 3.981% due 07/01/48	50,000	46,958
Mylan NV
3.150% due 06/15/21	100,000	97,983
3.950% due 06/15/26	100,000	91,474
5.250% due 06/15/46	265,000	224,310
Northwell Healthcare Inc 4.260% due 11/01/47	100,000	95,328
Northwestern University 3.662% due 12/01/57	25,000	24,538
Novartis Capital Corp (Switzerland) 1.800% due 02/14/20	25,000	24,721
2.400% due 05/17/22	50,000	48,786
2.400% due 09/21/22	75,000	73,295
3.000% due 11/20/25	100,000	97,005
3.100% due 05/17/27	30,000	29,096
3.400% due 05/06/24	150,000	150,791
4.000% due 11/20/45	100,000	100,642
4.400% due 04/24/20	50,000	51,087
NYU Langone Hospitals 4.368% due 07/01/47	25,000	24,955
PepsiCo Inc 1.850% due 04/30/20	100,000	98,557
2.000% due 04/15/21	100,000	98,037
2.250% due 05/02/22	50,000	48,739
2.375% due 10/06/26	55,000	50,573
2.750% due 03/01/23	100,000	98,579
2.750% due 04/30/25	100,000	96,085
3.000% due 10/15/27	200,000	192,381
3.100% due 07/17/22	50,000	50,043
3.450% due 10/06/46	60,000	53,469
3.500% due 07/17/25	50,000	50,313
3.600% due 03/01/24	71,000	72,115
4.000% due 05/02/47	35,000	34,352
4.450% due 04/14/46	150,000	157,244
4.600% due 07/17/45	35,000	37,454
Pfizer Inc 2.200% due 12/15/21	50,000	49,233
3.000% due 09/15/21	40,000	40,334
3.000% due 12/15/26	100,000	96,708
3.200% due 09/15/23	50,000	50,226
3.400% due 05/15/24	550,000	554,230
3.600% due 09/15/28	100,000	100,561
4.100% due 09/15/38	50,000	50,265
4.125% due 12/15/46	265,000	267,078
4.200% due 09/15/48	35,000	35,655
Philip Morris International Inc 2.000% due 02/21/20	35,000	34,565
2.125% due 05/10/23	25,000	23,565
2.625% due 02/18/22	25,000	24,209
3.125% due 08/17/27	300,000	285,181
3.250% due 11/10/24	125,000	120,453
3.375% due 08/11/25	50,000	48,649

	Principal Amount	Value
4.250% due 11/10/44	$30,000	$27,458
4.500% due 03/20/42	200,000	190,558
6.375% due 05/16/38	100,000	116,193
President & Fellows of Harvard College 4.875% due 10/15/40	100,000	115,195
Princeton University 5.700% due 03/01/39	50,000	63,878
Providence St Joseph Health Obligated Group 3.930% due 10/01/48	35,000	33,447
Quest Diagnostics Inc 2.500% due 03/30/20	300,000	297,313
4.750% due 01/30/20	15,000	15,244
RELX Capital Inc (United Kingdom) 3.500% due 03/16/23	60,000	59,579
Reynolds American Inc (United Kingdom) 4.450% due 06/12/25	200,000	193,196
6.150% due 09/15/43	300,000	293,620
S&P Global Inc 4.000% due 06/15/25	50,000	50,976
4.400% due 02/15/26	100,000	103,313
Sanofi (France) 3.375% due 06/19/23	100,000	100,541
4.000% due 03/29/21	200,000	204,605
Shire Acquisitions Investments Ireland DAC 2.400% due 09/23/21	250,000	241,893
3.200% due 09/23/26	250,000	226,728
SSM Health Care Corp 3.688% due 06/01/23	50,000	50,495
Stryker Corp 4.100% due 04/01/43	100,000	92,851
4.375% due 05/15/44	300,000	287,676
Sysco Corp 2.500% due 07/15/21	35,000	34,312
2.600% due 10/01/20	50,000	49,473
2.600% due 06/12/22	100,000	96,506
3.250% due 07/15/27	50,000	47,009
3.550% due 03/15/25	50,000	49,327
3.750% due 10/01/25	25,000	24,425
4.450% due 03/15/48	50,000	47,715
4.500% due 04/01/46	25,000	23,740
4.850% due 10/01/45	15,000	15,382
Takeda Pharmaceutical Co Ltd (Japan) 4.400% due 11/26/23 ~	100,000	101,198
5.000% due 11/26/28 ~	100,000	102,392
The Board of Trustees of The Leland Stanford Junior University 3.647% due 05/01/48	125,000	122,312
The Clorox Co 3.800% due 11/15/21	100,000	102,089
The Coca-Cola Co 1.875% due 10/27/20	50,000	49,144
2.500% due 04/01/23	200,000	195,305
2.550% due 06/01/26	100,000	94,282
2.875% due 10/27/25	50,000	48,204
3.150% due 11/15/20	200,000	201,388
3.300% due 09/01/21	100,000	101,307
The Estee Lauder Cos Inc 1.700% due 05/10/21	30,000	29,187
3.150% due 03/15/27	50,000	48,798
4.150% due 03/15/47	30,000	30,457
The George Washington University 4.300% due 09/15/44	50,000	51,161
The Hershey Co 2.300% due 08/15/26	50,000	45,931
3.375% due 05/15/23	50,000	50,355
The JM Smucker Co 4.375% due 03/15/45	350,000	306,091

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-16

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
The Kroger Co 2.600% due 02/01/21	$50,000	$49,063
2.800% due 08/01/22	100,000	97,534
3.300% due 01/15/21	100,000	99,615
3.500% due 02/01/26	50,000	47,490
3.850% due 08/01/23	150,000	151,372
3.875% due 10/15/46	200,000	163,541
4.650% due 01/15/48	100,000	92,223
5.150% due 08/01/43	25,000	24,019
The Procter & Gamble Co 2.300% due 02/06/22	100,000	98,485
2.450% due 11/03/26	300,000	281,370
The Toledo Hospital 5.750% due 11/15/38	50,000	52,895
6.015% due 11/15/48	50,000	51,022
The Western Union Co 4.250% due 06/09/23	100,000	100,711
Thermo Fisher Scientific Inc 2.950% due 09/19/26	30,000	27,747
3.000% due 04/15/23	70,000	68,166
3.150% due 01/15/23	100,000	98,086
3.650% due 12/15/25	100,000	98,727
4.150% due 02/01/24	100,000	101,401
5.300% due 02/01/44	100,000	110,762
Total System Services Inc 4.000% due 06/01/23	300,000	299,796
Tyson Foods Inc 2.250% due 08/23/21	15,000	14,535
4.500% due 06/15/22	300,000	306,630
Unilever Capital Corp (United Kingdom) 2.200% due 05/05/22	100,000	96,643
3.500% due 03/22/28	200,000	198,110
5.900% due 11/15/32	50,000	61,244
UnitedHealth Group Inc 2.700% due 07/15/20	30,000	29,895
2.950% due 10/15/27	400,000	378,555
3.150% due 06/15/21	50,000	50,082
3.450% due 01/15/27	150,000	148,694
3.500% due 06/15/23	50,000	50,459
3.500% due 02/15/24	20,000	20,141
3.700% due 12/15/25	20,000	20,228
3.750% due 07/15/25	75,000	76,020
3.850% due 06/15/28	100,000	101,272
3.875% due 12/15/28	25,000	25,371
4.200% due 01/15/47	125,000	124,689
4.250% due 06/15/48	50,000	50,170
4.450% due 12/15/48	25,000	25,835
4.625% due 11/15/41	300,000	314,408
4.750% due 07/15/45	50,000	53,094
6.875% due 02/15/38	250,000	327,519
University of Notre Dame du Lac 3.394% due 02/15/48	50,000	47,404
University of Southern California 3.028% due 10/01/39	50,000	45,494
Verisk Analytics Inc 4.125% due 09/12/22	100,000	101,381
Wyeth LLC 5.950% due 04/01/37	50,000	60,359
6.500% due 02/01/34	100,000	127,517
Zimmer Biomet Holdings Inc 3.375% due 11/30/21	100,000	98,961
3.550% due 04/01/25	370,000	352,305
Zoetis Inc 3.250% due 02/01/23	300,000	295,345

		44,899,563

Energy - 2.6%

Anadarko Petroleum Corp 6.200% due 03/15/40	100,000	103,898
6.450% due 09/15/36	150,000	162,592
6.600% due 03/15/46	200,000	221,821

	Principal Amount	Value
Andeavor Logistics LP 4.250% due 12/01/27	$250,000	$236,566
Apache Corp 3.250% due 04/15/22	158,000	154,786
4.375% due 10/15/28	300,000	280,950
4.750% due 04/15/43	50,000	43,072
5.100% due 09/01/40	100,000	90,028
5.250% due 02/01/42	25,000	23,201
6.000% due 01/15/37	14,000	14,028
Baker Hughes a GE Co LLC 2.773% due 12/15/22	50,000	47,994
3.337% due 12/15/27	100,000	92,169
4.080% due 12/15/47	50,000	41,356
5.125% due 09/15/40	50,000	47,785
Boardwalk Pipelines LP 4.950% due 12/15/24	100,000	101,524
BP Capital Markets America Inc 2.112% due 09/16/21	200,000	195,405
2.750% due 05/10/23	250,000	242,885
3.119% due 05/04/26	25,000	23,823
3.224% due 04/14/24	100,000	97,970
3.588% due 04/14/27	100,000	97,853
3.790% due 02/06/24	55,000	55,627
4.234% due 11/06/28	100,000	103,061
BP Capital Markets PLC (United Kingdom) 2.315% due 02/13/20	100,000	99,150
3.561% due 11/01/21	100,000	100,926
3.723% due 11/28/28	400,000	392,281
Buckeye Partners LP 3.950% due 12/01/26	20,000	17,608
Canadian Natural Resources Ltd (Canada) 2.950% due 01/15/23	50,000	47,834
3.800% due 04/15/24	43,000	42,451
3.850% due 06/01/27	50,000	47,275
4.950% due 06/01/47	25,000	24,104
6.750% due 02/01/39	90,000	105,629
Cenovus Energy Inc (Canada) 3.000% due 08/15/22	45,000	42,753
4.250% due 04/15/27	100,000	91,286
4.450% due 09/15/42	100,000	78,547
5.250% due 06/15/37	35,000	30,952
5.400% due 06/15/47	50,000	43,358
Chevron Corp 2.100% due 05/16/21	100,000	98,100
2.355% due 12/05/22	250,000	242,218
2.419% due 11/17/20	50,000	49,544
2.566% due 05/16/23	100,000	97,442
2.954% due 05/16/26	100,000	96,412
3.191% due 06/24/23	200,000	199,798
3.326% due 11/17/25	50,000	49,675
Cimarex Energy Co 3.900% due 05/15/27	155,000	144,161
CNOOC Finance Ltd (China) 3.000% due 05/09/23	200,000	193,310
Concho Resources Inc 4.300% due 08/15/28	350,000	343,246
4.375% due 01/15/25	50,000	49,470
4.850% due 08/15/48	50,000	48,090
ConocoPhillips 6.500% due 02/01/39	250,000	311,389
ConocoPhillips Canada Funding Co 7.400% due 12/01/31	100,000	132,353
ConocoPhillips Co 4.950% due 03/15/26	50,000	53,579
ConocoPhillips Holding Co 6.950% due 04/15/29	100,000	123,868
Continental Resources Inc 3.800% due 06/01/24	55,000	52,126
4.375% due 01/15/28	55,000	51,866
4.500% due 04/15/23	80,000	78,805

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-17

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
4.900% due 06/01/44	$35,000	$31,079
5.000% due 09/15/22	84,000	83,497
Devon Energy Corp 5.000% due 06/15/45	105,000	93,429
5.850% due 12/15/25	50,000	53,128
Ecopetrol SA (Colombia) 5.375% due 06/26/26	85,000	85,744
5.875% due 09/18/23	50,000	52,250
5.875% due 05/28/45	200,000	189,308
Enable Midstream Partners LP 4.400% due 03/15/27	200,000	187,162
Enbridge Energy Partners LP 5.200% due 03/15/20	15,000	15,323
7.500% due 04/15/38	50,000	63,273
Enbridge Inc (Canada) 2.900% due 07/15/22	100,000	96,852
3.700% due 07/15/27	100,000	94,939
4.500% due 06/10/44	150,000	144,058
Encana Corp (Canada) 3.900% due 11/15/21	200,000	200,284
Energy Transfer Partners LP 3.600% due 02/01/23	400,000	385,711
4.050% due 03/15/25	100,000	94,927
4.200% due 04/15/27	100,000	93,479
4.900% due 02/01/24	100,000	101,320
5.300% due 04/15/47	100,000	88,545
5.950% due 10/01/43	100,000	95,482
6.125% due 12/15/45	200,000	196,455
6.500% due 02/01/42	100,000	100,214
Enterprise Products Operating LLC 2.800% due 02/15/21	250,000	247,374
3.500% due 02/01/22	25,000	25,083
4.150% due 10/16/28	50,000	49,878
4.250% due 02/15/48	25,000	22,278
4.450% due 02/15/43	300,000	273,546
4.800% due 02/01/49	50,000	48,830
4.850% due 03/15/44	300,000	292,300
5.375% due 02/15/78	50,000	41,555
6.125% due 10/15/39	115,000	130,301
6.875% due 03/01/33	150,000	184,400
EOG Resources Inc 3.150% due 04/01/25	350,000	339,129
EQM Midstream Partners LP 4.125% due 12/01/26	35,000	31,841
EQT Corp 3.000% due 10/01/22	200,000	189,801
Equinor ASA (Norway) 2.450% due 01/17/23	100,000	97,212
2.900% due 11/08/20	90,000	89,674
3.150% due 01/23/22	100,000	99,770
3.700% due 03/01/24	200,000	203,858
3.950% due 05/15/43	300,000	287,344
Exxon Mobil Corp 2.222% due 03/01/21	40,000	39,435
2.709% due 03/06/25	300,000	290,880
3.043% due 03/01/26	150,000	146,548
3.176% due 03/15/24	200,000	200,397
4.114% due 03/01/46	65,000	66,386
Halliburton Co 3.250% due 11/15/21	100,000	99,982
3.800% due 11/15/25	245,000	237,956
4.850% due 11/15/35	50,000	49,283
5.000% due 11/15/45	42,000	41,741
7.450% due 09/15/39	25,000	31,197
Hess Corp 4.300% due 04/01/27	50,000	45,871
5.600% due 02/15/41	50,000	44,391
5.800% due 04/01/47	50,000	45,109
7.125% due 03/15/33	50,000	53,200

	Principal Amount	Value
Husky Energy Inc (Canada) 3.950% due 04/15/22	$100,000	$100,587
Kinder Morgan Energy Partners LP 3.950% due 09/01/22	100,000	100,032
4.150% due 02/01/24	100,000	99,339
5.300% due 09/15/20	50,000	51,364
5.400% due 09/01/44	250,000	240,064
6.950% due 01/15/38	200,000	223,899
Kinder Morgan Inc 3.150% due 01/15/23	250,000	242,781
5.300% due 12/01/34	70,000	68,911
6.500% due 09/15/20	300,000	314,362
Magellan Midstream Partners LP 4.200% due 10/03/47	50,000	44,699
4.250% due 09/15/46	70,000	64,029
5.000% due 03/01/26	50,000	52,364
Marathon Oil Corp 2.800% due 11/01/22	100,000	94,002
3.850% due 06/01/25	50,000	46,992
4.400% due 07/15/27	100,000	95,238
5.200% due 06/01/45	50,000	46,418
Marathon Petroleum Corp 3.400% due 12/15/20	50,000	49,998
3.800% due 04/01/28 ~	30,000	28,224
4.500% due 04/01/48 ~	25,000	21,091
4.750% due 12/15/23 ~	150,000	154,068
5.125% due 12/15/26 ~	50,000	51,325
6.500% due 03/01/41	100,000	108,316
MPLX LP 3.375% due 03/15/23	25,000	24,282
4.000% due 03/15/28	320,000	300,665
4.500% due 04/15/38	30,000	26,309
4.700% due 04/15/48	45,000	39,187
4.875% due 12/01/24	250,000	254,777
4.900% due 04/15/58	15,000	12,596
National Oilwell Varco Inc 2.600% due 12/01/22	100,000	94,479
3.950% due 12/01/42	100,000	80,478
Nexen Energy ULC (China) 7.500% due 07/30/39	300,000	416,165
Noble Energy Inc 3.850% due 01/15/28	50,000	45,352
4.150% due 12/15/21	100,000	100,539
5.050% due 11/15/44	150,000	129,794
Occidental Petroleum Corp 2.700% due 02/15/23	200,000	193,947
4.100% due 02/01/21	100,000	101,755
4.100% due 02/15/47	50,000	46,823
4.200% due 03/15/48	300,000	287,850
ONEOK Inc 4.000% due 07/13/27	130,000	124,278
4.550% due 07/15/28	50,000	49,639
4.950% due 07/13/47	50,000	46,420
5.200% due 07/15/48	25,000	24,037
ONEOK Partners LP 3.375% due 10/01/22	100,000	98,266
Petroleos Mexicanos (Mexico) 4.250% due 01/15/25	200,000	175,300
4.500% due 01/23/26	250,000	216,125
4.875% due 01/24/22	100,000	97,600
5.350% due 02/12/28	55,000	48,125
5.500% due 01/21/21	100,000	99,776
5.625% due 01/23/46	150,000	114,284
6.350% due 02/12/48	30,000	24,046
6.375% due 02/04/21	100,000	101,350
6.500% due 03/13/27	1,000,000	942,500
6.500% due 01/23/29	75,000	70,069
6.500% due 06/02/41	400,000	332,200
6.625% due 06/15/35	200,000	175,600
6.875% due 08/04/26	100,000	97,450

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-18

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Phillips 66 4.300% due 04/01/22	$100,000	$102,736
4.650% due 11/15/34	200,000	195,533
Phillips 66 Partners LP 3.550% due 10/01/26	50,000	46,835
4.900% due 10/01/46	25,000	22,928
Pioneer Natural Resources Co 3.950% due 07/15/22	100,000	100,369
4.450% due 01/15/26	50,000	50,652
Plains All American Pipeline LP 4.500% due 12/15/26	150,000	144,792
4.650% due 10/15/25	100,000	98,530
4.700% due 06/15/44	50,000	43,105
5.000% due 02/01/21	50,000	50,878
Sabine Pass Liquefaction LLC 4.200% due 03/15/28	200,000	191,776
5.625% due 02/01/21	210,000	216,412
5.625% due 03/01/25	165,000	171,628
5.750% due 05/15/24	165,000	173,129
Schlumberger Investment SA 3.650% due 12/01/23	42,000	42,224
Shell International Finance BV (Netherlands) 1.750% due 09/12/21	50,000	48,332
1.875% due 05/10/21	100,000	97,428
2.125% due 05/11/20	100,000	98,991
2.375% due 08/21/22	100,000	97,536
2.500% due 09/12/26	50,000	46,485
2.875% due 05/10/26	100,000	95,912
3.250% due 05/11/25	100,000	98,732
3.625% due 08/21/42	100,000	90,981
3.750% due 09/12/46	50,000	46,673
4.000% due 05/10/46	100,000	96,943
4.125% due 05/11/35	263,000	264,075
4.550% due 08/12/43	550,000	573,729
Southern Natural Gas Co LLC 4.400% due 06/15/21	100,000	101,474
Spectra Energy Partners LP 3.375% due 10/15/26	20,000	18,749
Suncor Energy Inc (Canada) 4.000% due 11/15/47	70,000	62,824
6.800% due 05/15/38	200,000	233,563
Sunoco Logistics Partners Operations LP 3.450% due 01/15/23	100,000	96,786
3.900% due 07/15/26	100,000	92,591
TC PipeLines LP 3.900% due 05/25/27	20,000	19,136
The Williams Cos Inc 3.600% due 03/15/22	100,000	98,252
3.700% due 01/15/23	25,000	24,418
3.750% due 06/15/27	50,000	47,490
4.000% due 11/15/21	100,000	100,447
4.000% due 09/15/25	300,000	290,220
4.550% due 06/24/24	85,000	85,918
5.100% due 09/15/45	100,000	92,831
5.750% due 06/24/44	35,000	35,334
6.300% due 04/15/40	20,000	21,282
Total Capital International SA (France) 3.700% due 01/15/24	200,000	204,098
Total Capital SA (France) 3.883% due 10/11/28	25,000	25,739
4.125% due 01/28/21	100,000	102,139
4.450% due 06/24/20	200,000	204,118
TransCanada PipeLines Ltd (Canada) 2.500% due 08/01/22	100,000	96,046
3.750% due 10/16/23	100,000	99,738
4.250% due 05/15/28	50,000	49,642
5.100% due 03/15/49	50,000	49,899
7.250% due 08/15/38	300,000	360,455
7.625% due 01/15/39	50,000	62,517

	Principal Amount	Value
Transcontinental Gas Pipe Line Co LLC 4.000% due 03/15/28	$50,000	$49,014
4.450% due 08/01/42	150,000	138,751
4.600% due 03/15/48	150,000	140,992
Valero Energy Corp 3.400% due 09/15/26	100,000	91,789
6.125% due 02/01/20	50,000	51,468
6.625% due 06/15/37	150,000	164,956
Valero Energy Partners LP 4.375% due 12/15/26	65,000	64,058
Western Gas Partners LP 5.375% due 06/01/21	200,000	206,093

		26,831,346

Financial - 9.9%

AerCap Ireland Capital DAC (Ireland) 3.875% due 01/23/28	150,000	131,224
3.950% due 02/01/22	175,000	171,978
4.500% due 05/15/21	150,000	150,511
4.625% due 10/30/20	150,000	151,084
Affiliated Managers Group Inc 3.500% due 08/01/25	50,000	48,652
Aflac Inc 3.625% due 06/15/23	200,000	200,774
4.000% due 02/15/22	100,000	102,085
African Development Bank (Multi-National) 1.375% due 02/12/20	200,000	197,322
2.125% due 11/16/22	250,000	245,429
3.000% due 12/06/21	120,000	121,195
Air Lease Corp 2.625% due 07/01/22	50,000	47,432
2.750% due 01/15/23	100,000	94,708
3.250% due 03/01/25	100,000	92,219
3.875% due 07/03/23	150,000	147,773
Aircastle Ltd 4.125% due 05/01/24	30,000	28,341
5.000% due 04/01/23	30,000	30,145
5.125% due 03/15/21	30,000	30,503
5.500% due 02/15/22	30,000	30,718
7.625% due 04/15/20	20,000	20,923
Alexandria Real Estate Equities Inc REIT 3.450% due 04/30/25	300,000	289,296
3.950% due 01/15/27	25,000	24,312
4.500% due 07/30/29	20,000	20,034
Alleghany Corp 4.950% due 06/27/22	100,000	104,649
American Campus Communities Operating Partnership LP REIT 4.125% due 07/01/24	100,000	100,545
American Express Co 2.200% due 10/30/20	230,000	225,906
2.500% due 08/01/22	400,000	386,379
2.650% due 12/02/22	150,000	145,236
3.000% due 10/30/24	50,000	47,997
3.375% due 05/17/21	100,000	100,210
3.700% due 08/03/23	100,000	100,386
4.050% due 12/03/42	125,000	119,238
American Express Credit Corp 2.375% due 05/26/20	100,000	98,957
3.300% due 05/03/27	65,000	63,320
American Financial Group Inc 4.500% due 06/15/47	50,000	45,098
American International Group Inc 3.750% due 07/10/25	35,000	33,575
3.875% due 01/15/35	100,000	86,332
3.900% due 04/01/26	300,000	289,476
4.200% due 04/01/28	100,000	96,721
4.375% due 01/15/55	100,000	83,478
4.500% due 07/16/44	300,000	268,841
4.700% due 07/10/35	50,000	47,673
4.800% due 07/10/45	50,000	46,885

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-19

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
American Tower Corp REIT 3.375% due 10/15/26	$100,000	$93,237
3.450% due 09/15/21	200,000	200,082
3.600% due 01/15/28	100,000	93,666
4.700% due 03/15/22	200,000	205,551
Ameriprise Financial Inc 4.000% due 10/15/23	100,000	102,923
Aon Corp 4.500% due 12/15/28	200,000	202,982
Aon Corp 5.000% due 09/30/20	50,000	51,471
Arch Capital Group US Inc 5.144% due 11/01/43	200,000	210,493
Ares Capital Corp 3.500% due 02/10/23	50,000	47,566
3.625% due 01/19/22	50,000	48,574
3.875% due 01/15/20	30,000	30,067
Asian Development Bank (Multi-National) 1.375% due 03/23/20	200,000	197,031
1.750% due 01/10/20	200,000	198,318
1.750% due 06/08/21	100,000	98,062
1.750% due 08/14/26	250,000	232,726
2.000% due 02/16/22	800,000	785,599
2.000% due 01/22/25	300,000	287,904
2.250% due 01/20/21	130,000	129,237
2.625% due 01/12/27	200,000	197,484
2.750% due 01/19/28	100,000	98,999
3.125% due 09/26/28	200,000	204,719
Assurant Inc 4.900% due 03/27/28	100,000	100,735
Australia & New Zealand Banking Group Ltd (Australia) 2.625% due 05/19/22	250,000	243,720
3.300% due 05/17/21	250,000	249,823
AvalonBay Communities Inc REIT 2.950% due 09/15/22	35,000	34,481
3.200% due 01/15/28	200,000	190,021
3.350% due 05/15/27	25,000	24,131
3.625% due 10/01/20	100,000	100,580
4.150% due 07/01/47	50,000	47,666
4.350% due 04/15/48	150,000	149,062
AXA SA (France) 8.600% due 12/15/30	75,000	92,969
AXIS Specialty Finance LLC 5.875% due 06/01/20	50,000	51,450
Banco Santander SA (Spain) 3.500% due 04/11/22	300,000	294,614
Bank of America Corp 2.250% due 04/21/20	150,000	148,405
2.328% due 10/01/21	100,000	98,070
2.369% due 07/21/21	100,000	98,230
2.503% due 10/21/22	150,000	144,494
2.625% due 04/19/21	150,000	148,003
2.738% due 01/23/22	100,000	98,508
2.816% due 07/21/23	200,000	193,542
3.004% due 12/20/23	200,000	194,279
3.248% due 10/21/27	150,000	138,869
3.300% due 01/11/23	350,000	344,874
3.366% due 01/23/26	100,000	95,727
3.419% due 12/20/28	169,000	158,145
3.500% due 04/19/26	150,000	144,607
3.550% due 03/05/24	100,000	98,842
3.593% due 07/21/28	100,000	94,989
3.824% due 01/20/28	300,000	291,485
3.875% due 08/01/25	100,000	99,056
3.946% due 01/23/49	100,000	89,421
3.950% due 04/21/25	200,000	194,031
3.970% due 03/05/29	100,000	97,372
4.100% due 07/24/23	300,000	304,239
4.183% due 11/25/27	100,000	96,348

	Principal Amount	Value
4.200% due 08/26/24	$285,000	$282,853
4.271% due 07/23/29	200,000	199,415
4.450% due 03/03/26	85,000	84,228
4.750% due 04/21/45	85,000	84,265
4.875% due 04/01/44	200,000	205,718
5.000% due 01/21/44	200,000	207,686
6.110% due 01/29/37	250,000	275,806
7.750% due 05/14/38	200,000	259,633
Bank of Montreal (Canada) 1.900% due 08/27/21	100,000	96,617
2.100% due 06/15/20	200,000	197,401
2.350% due 09/11/22	150,000	144,968
Barclays Bank PLC (United Kingdom) 2.650% due 01/11/21	200,000	195,876
5.140% due 10/14/20	250,000	252,766
Barclays PLC (United Kingdom) 2.875% due 06/08/20	250,000	245,729
4.337% due 01/10/28	300,000	278,267
4.375% due 01/12/26	200,000	190,386
BB&T Corp 2.150% due 02/01/21	200,000	195,851
2.450% due 01/15/20	100,000	99,323
2.625% due 06/29/20	50,000	49,544
3.200% due 09/03/21	100,000	99,893
3.700% due 06/05/25	100,000	99,900
3.950% due 03/22/22	200,000	202,699
Berkshire Hathaway Finance Corp 4.300% due 05/15/43	200,000	202,851
5.750% due 01/15/40	25,000	29,848
Berkshire Hathaway Inc 2.200% due 03/15/21	35,000	34,551
3.000% due 02/11/23	50,000	49,569
3.125% due 03/15/26	535,000	519,299
3.400% due 01/31/22	100,000	101,247
BlackRock Inc 3.200% due 03/15/27	56,000	54,812
BNP Paribas SA (France) 5.000% due 01/15/21	200,000	207,199
Boston Properties LP REIT 3.200% due 01/15/25	300,000	286,972
4.125% due 05/15/21	100,000	101,403
Brighthouse Financial Inc 3.700% due 06/22/27	100,000	84,692
4.700% due 06/22/47	50,000	37,398
Brixmor Operating Partnership LP REIT 3.250% due 09/15/23	100,000	96,681
4.125% due 06/15/26	50,000	48,517
Brookfield Finance Inc (Canada) 4.700% due 09/20/47	50,000	46,210
Brookfield Finance LLC (Canada) 4.000% due 04/01/24	50,000	49,485
Camden Property Trust REIT 4.100% due 10/15/28	20,000	20,300
Canadian Imperial Bank of Commerce (Canada) 2.700% due 02/02/21	85,000	84,163
Capital One Financial Corp 2.400% due 10/30/20	50,000	48,963
2.500% due 05/12/20	49,000	48,375
3.200% due 02/05/25	200,000	187,043
3.300% due 10/30/24	100,000	94,691
3.750% due 07/28/26	250,000	229,470
3.750% due 03/09/27	50,000	46,545
3.800% due 01/31/28	400,000	370,578
CBRE Services Inc 4.875% due 03/01/26	100,000	102,726
CC Holdings GS V LLC REIT 3.849% due 04/15/23	100,000	99,120

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-20

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Chubb INA Holdings Inc 2.300% due 11/03/20	$400,000	$394,387
2.700% due 03/13/23	25,000	24,443
3.150% due 03/15/25	100,000	97,895
4.150% due 03/13/43	25,000	24,887
Citibank NA 2.850% due 02/12/21	250,000	247,808
Citigroup Inc 2.350% due 08/02/21	150,000	145,803
2.450% due 01/10/20	150,000	148,816
2.650% due 10/26/20	250,000	246,737
2.700% due 03/30/21	50,000	49,251
2.700% due 10/27/22	100,000	96,476
2.876% due 07/24/23	200,000	193,648
3.142% due 01/24/23	375,000	368,594
3.400% due 05/01/26	100,000	94,259
3.520% due 10/27/28	100,000	93,487
3.668% due 07/24/28	100,000	94,624
3.750% due 06/16/24	100,000	99,413
3.875% due 03/26/25	100,000	96,846
3.878% due 01/24/39	100,000	90,058
3.887% due 01/10/28	100,000	96,289
4.000% due 08/05/24	50,000	49,455
4.050% due 07/30/22	500,000	502,663
4.075% due 04/23/29	150,000	146,559
4.125% due 07/25/28	100,000	94,011
4.281% due 04/24/48	200,000	185,754
4.300% due 11/20/26	100,000	96,370
4.500% due 01/14/22	60,000	61,345
4.750% due 05/18/46	50,000	46,340
5.300% due 05/06/44	400,000	400,507
6.125% due 08/25/36	100,000	108,289
8.125% due 07/15/39	200,000	278,292
Citizens Financial Group Inc 2.375% due 07/28/21	300,000	292,433
CME Group Inc 3.000% due 09/15/22	50,000	49,858
3.000% due 03/15/25	50,000	48,748
3.750% due 06/15/28	100,000	101,521
4.150% due 06/15/48	50,000	50,844
CNA Financial Corp 3.450% due 08/15/27	100,000	93,264
4.500% due 03/01/26	50,000	50,506
Comerica Bank 4.000% due 07/27/25	250,000	248,861
Commonwealth Bank of Australia (Australia) 2.300% due 03/12/20	250,000	247,399
Compass Bank 3.500% due 06/11/21	250,000	249,438
Cooperatieve Rabobank UA (Netherlands) 2.750% due 01/10/23	300,000	290,403
3.375% due 05/21/25	250,000	245,420
3.875% due 02/08/22	200,000	202,289
3.950% due 11/09/22	250,000	249,392
5.250% due 05/24/41	200,000	221,017
Corporate Office Properties LP REIT 3.700% due 06/15/21	50,000	49,604
Council Of Europe Development Bank (Multi-National) 1.625% due 03/16/21	200,000	195,861
2.625% due 02/13/23	60,000	59,864
Credit Suisse AG (Switzerland) 4.375% due 08/05/20	350,000	355,726
Credit Suisse Group Funding Guernsey Ltd (Switzerland) 3.750% due 03/26/25	500,000	478,983
3.800% due 09/15/22	250,000	248,376

	Principal Amount	Value
Crown Castle International Corp REIT 2.250% due 09/01/21	$55,000	$53,207
3.150% due 07/15/23	30,000	28,867
3.200% due 09/01/24	35,000	33,168
3.400% due 02/15/21	30,000	30,004
3.650% due 09/01/27	35,000	32,524
3.700% due 06/15/26	35,000	33,459
3.800% due 02/15/28	50,000	47,013
4.000% due 03/01/27	40,000	38,356
4.450% due 02/15/26	35,000	34,915
4.750% due 05/15/47	25,000	23,233
CubeSmart LP REIT 3.125% due 09/01/26	50,000	45,953
Deutsche Bank AG (Germany) 2.700% due 07/13/20	100,000	97,284
3.150% due 01/22/21	100,000	96,690
3.700% due 05/30/24	285,000	259,180
4.250% due 02/04/21	150,000	147,868
4.250% due 10/14/21	250,000	244,586
Digital Realty Trust LP REIT 3.700% due 08/15/27	50,000	47,303
3.950% due 07/01/22	100,000	100,667
4.450% due 07/15/28	100,000	99,822
Discover Bank 3.350% due 02/06/23	250,000	243,556
3.450% due 07/27/26	250,000	229,741
Duke Realty LP REIT 3.875% due 10/15/22	200,000	202,077
E*TRADE Financial Corp 3.800% due 08/24/27	15,000	14,195
4.500% due 06/20/28	50,000	49,395
EPR Properties REIT 4.750% due 12/15/26	100,000	99,127
ERP Operating LP REIT 2.850% due 11/01/26	70,000	65,898
3.500% due 03/01/28	100,000	97,396
4.500% due 06/01/45	75,000	75,567
4.625% due 12/15/21	60,000	62,098
Essex Portfolio LP REIT 3.375% due 04/15/26	50,000	47,889
3.875% due 05/01/24	50,000	50,194
European Bank for Reconstruction & Development (Multi-National) 1.875% due 02/23/22	200,000	195,209
2.125% due 03/07/22	200,000	196,970
2.750% due 04/26/21	300,000	301,092
European Investment Bank (Multi-National) 1.375% due 09/15/21	150,000	145,279
1.625% due 03/16/20	300,000	296,564
1.625% due 08/14/20	200,000	196,904
2.250% due 03/15/22	200,000	197,705
2.375% due 05/13/21	300,000	298,503
2.375% due 06/15/22	800,000	790,876
2.875% due 09/15/20	250,000	250,388
2.875% due 08/15/23	450,000	453,617
3.125% due 12/14/23	200,000	204,155
3.250% due 01/29/24	600,000	615,229
4.875% due 02/15/36	425,000	521,857
Federal Realty Investment Trust REIT 4.500% due 12/01/44	50,000	49,844
Fidelity National Financial Inc 4.500% due 08/15/28 ~	50,000	49,547
Fifth Third Bancorp 2.875% due 07/27/20	300,000	298,310
8.250% due 03/01/38	25,000	33,264
Fifth Third Bank 2.875% due 10/01/21	300,000	296,658
FMS Wertmanagement (Germany) 1.750% due 03/17/20	300,000	296,927

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-21

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Franklin Resources Inc 2.800% due 09/15/22	$25,000	$24,500
GE Capital International Funding Co Unlimited Co 2.342% due 11/15/20	1,000,000	965,455
4.418% due 11/15/35	413,000	348,438
GLP Capital LP REIT 4.875% due 11/01/20	75,000	75,825
5.250% due 06/01/25	25,000	24,886
5.375% due 11/01/23	25,000	25,436
5.375% due 04/15/26	50,000	49,576
5.750% due 06/01/28	25,000	25,344
Government Properties Income Trust ETF 4.000% due 07/15/22	100,000	98,490
HCP Inc REIT 3.400% due 02/01/25	100,000	94,803
4.250% due 11/15/23	93,000	93,233
Highwoods Realty LP REIT 4.125% due 03/15/28	20,000	19,617
Hospitality Properties Trust REIT 3.950% due 01/15/28	30,000	27,103
4.375% due 02/15/30	50,000	45,907
4.950% due 02/15/27	110,000	108,020
Host Hotels & Resorts LP REIT 3.750% due 10/15/23	100,000	98,184
HSBC Bank USA NA 4.875% due 08/24/20	100,000	102,197
HSBC Holdings PLC (United Kingdom) 2.950% due 05/25/21	250,000	246,559
3.400% due 03/08/21	400,000	398,941
3.900% due 05/25/26	200,000	191,918
4.000% due 03/30/22	100,000	101,344
4.250% due 08/18/25	200,000	194,481
4.375% due 11/23/26	200,000	194,042
4.875% due 01/14/22	100,000	103,406
6.500% due 09/15/37	300,000	341,309
6.800% due 06/01/38	150,000	177,829
HSBC USA Inc 3.500% due 06/23/24	500,000	492,504
Industrial & Commercial Bank of China Ltd (China) 2.452% due 10/20/21	250,000	243,084
ING Groep NV (Netherlands) 4.550% due 10/02/28	200,000	198,235
Inter-American Development Bank (Multi-National) 1.625% due 05/12/20	400,000	394,892
1.750% due 04/14/22	300,000	291,916
1.875% due 03/15/21	300,000	295,626
2.000% due 06/02/26	150,000	142,557
2.125% due 11/09/20	200,000	198,148
2.125% due 01/18/22	200,000	197,201
2.500% due 01/18/23	450,000	447,433
2.625% due 04/19/21	95,000	95,125
3.200% due 08/07/42	100,000	98,406
Intercontinental Exchange Inc 2.350% due 09/15/22	100,000	96,722
3.100% due 09/15/27	100,000	95,120
4.000% due 10/15/23	100,000	102,612
International Bank for Reconstruction & Development (Multi-National) 1.375% due 05/24/21	400,000	389,111
1.375% due 09/20/21	300,000	290,524
1.625% due 09/04/20	180,000	177,142
1.625% due 03/09/21	200,000	196,100
1.625% due 02/10/22	300,000	290,971
1.875% due 04/21/20	400,000	396,318
2.000% due 01/26/22	400,000	393,130
2.125% due 11/01/20	200,000	198,294
2.125% due 02/13/23	100,000	98,056
2.500% due 11/22/27	300,000	292,747

	Principal Amount	Value
2.750% due 07/23/21	$200,000	$200,879
3.000% due 09/27/23	250,000	254,986
3.125% due 11/20/25	50,000	51,547
7.625% due 01/19/23	100,000	118,771
International Finance Corp (Multi-National) 1.125% due 07/20/21	150,000	144,696
1.750% due 03/30/20	200,000	197,823
2.875% due 07/31/23	130,000	131,145
Invesco Finance PLC 5.375% due 11/30/43	200,000	214,513
Jefferies Group LLC 5.125% due 01/20/23	150,000	153,501
JPMorgan Chase & Co 2.400% due 06/07/21	50,000	48,920
2.776% due 04/25/23	175,000	169,760
2.972% due 01/15/23	500,000	487,737
3.200% due 06/15/26	100,000	94,317
3.250% due 09/23/22	400,000	397,010
3.509% due 01/23/29	385,000	365,066
3.540% due 05/01/28	100,000	95,506
3.559% due 04/23/24	75,000	74,473
3.625% due 05/13/24	200,000	198,797
3.882% due 07/24/38	150,000	136,929
3.897% due 01/23/49	400,000	352,209
3.964% due 11/15/48	100,000	88,861
4.005% due 04/23/29	500,000	492,315
4.023% due 12/05/24	200,000	201,824
4.032% due 07/24/48	150,000	134,762
4.250% due 10/15/20	250,000	254,523
4.350% due 08/15/21	200,000	204,732
4.400% due 07/22/20	200,000	203,629
4.452% due 12/05/29	150,000	152,850
4.950% due 06/01/45	200,000	203,542
5.500% due 10/15/40	100,000	111,113
5.600% due 07/15/41	100,000	113,401
6.400% due 05/15/38	300,000	367,375
JPMorgan Chase Bank NA 2.604% due 02/01/21	250,000	248,025
3.086% due 04/26/21	400,000	398,404
KeyCorp 2.900% due 09/15/20	120,000	119,256
4.100% due 04/30/28	250,000	250,732
4.150% due 10/29/25	30,000	30,517
5.100% due 03/24/21	100,000	103,768
Kilroy Realty LP REIT 3.800% due 01/15/23	100,000	99,665
Kimco Realty Corp REIT 3.125% due 06/01/23	100,000	96,812
4.125% due 12/01/46	50,000	43,378
Kreditanstalt fuer Wiederaufbau (Germany) 1.625% due 05/29/20	300,000	295,850
1.625% due 03/15/21	400,000	391,762
1.750% due 09/15/21	200,000	195,638
1.875% due 06/30/20	500,000	494,500
1.875% due 12/15/20	300,000	295,645
2.000% due 11/30/21	450,000	442,496
2.000% due 10/04/22	250,000	244,419
2.125% due 03/07/22	400,000	394,016
2.125% due 01/17/23	650,000	636,601
2.375% due 08/25/21	250,000	248,683
2.625% due 04/12/21	500,000	500,426
2.875% due 04/03/28	300,000	301,553
3.125% due 12/15/21	200,000	202,802
4.000% due 01/27/20	100,000	101,469
Landwirtschaftliche Rentenbank (Germany) 1.750% due 07/27/26	100,000	93,025
2.000% due 01/13/25	200,000	191,326
3.125% due 11/14/23	200,000	204,145
Lazard Group LLC 3.625% due 03/01/27	50,000	47,131

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-22

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Legg Mason Inc 4.750% due 03/15/26	$50,000	$51,193
Liberty Property LP REIT 4.400% due 02/15/24	94,000	96,612
Lincoln National Corp 3.625% due 12/12/26	150,000	145,561
3.800% due 03/01/28	35,000	34,031
4.000% due 09/01/23	15,000	15,307
4.350% due 03/01/48	25,000	23,190
Lloyds Bank PLC (United Kingdom) 2.700% due 08/17/20	200,000	197,483
Lloyds Banking Group PLC (United Kingdom) 3.574% due 11/07/28	300,000	267,505
4.050% due 08/16/23	200,000	197,778
4.500% due 11/04/24	300,000	290,032
4.582% due 12/10/25	200,000	189,703
Loews Corp 2.625% due 05/15/23	150,000	145,312
Manufacturers & Traders Trust Co 2.500% due 05/18/22	250,000	242,954
Manulife Financial Corp (Canada) 4.150% due 03/04/26	50,000	50,570
5.375% due 03/04/46	50,000	53,934
Markel Corp 3.500% due 11/01/27	50,000	47,299
Marsh & McLennan Cos Inc 3.500% due 03/10/25	75,000	73,810
3.750% due 03/14/26	100,000	99,023
4.200% due 03/01/48	100,000	91,321
Mastercard Inc 2.000% due 11/21/21	50,000	48,667
2.950% due 11/21/26	50,000	48,188
3.500% due 02/26/28	265,000	265,616
3.800% due 11/21/46	50,000	48,488
3.950% due 02/26/48	15,000	14,958
MetLife Inc 3.600% due 04/10/24	300,000	302,261
5.700% due 06/15/35	100,000	112,862
5.875% due 02/06/41	200,000	235,928
6.375% due 06/15/34	100,000	121,453
Mid-America Apartments LP REIT 3.600% due 06/01/27	100,000	96,442
Mitsubishi UFJ Financial Group Inc (Japan) 2.190% due 09/13/21	200,000	193,135
2.665% due 07/25/22	100,000	97,227
2.998% due 02/22/22	100,000	98,639
3.455% due 03/02/23	50,000	49,719
3.677% due 02/22/27	100,000	98,223
3.761% due 07/26/23	150,000	150,776
3.777% due 03/02/25	50,000	50,019
3.850% due 03/01/26	200,000	199,277
3.961% due 03/02/28	50,000	50,260
4.050% due 09/11/28	150,000	151,923
Mizuho Financial Group Inc (Japan) 2.601% due 09/11/22	200,000	193,536
3.663% due 02/28/27	200,000	197,021
3.922% due 09/11/24	200,000	202,231
Morgan Stanley 2.625% due 11/17/21	120,000	117,166
2.750% due 05/19/22	85,000	82,730
3.125% due 01/23/23	500,000	488,546
3.125% due 07/27/26	70,000	64,673
3.591% due 07/22/28	100,000	94,617
3.625% due 01/20/27	300,000	285,567
3.737% due 04/24/24	90,000	89,401
3.772% due 01/24/29	200,000	191,685
3.971% due 07/22/38	265,000	242,526
4.100% due 05/22/23	600,000	601,429
4.300% due 01/27/45	400,000	375,497

	Principal Amount	Value
4.350% due 09/08/26	$90,000	$87,648
4.375% due 01/22/47	265,000	251,749
4.457% due 04/22/39	150,000	145,670
4.875% due 11/01/22	100,000	103,133
5.500% due 07/28/21	250,000	261,953
5.750% due 01/25/21	200,000	208,849
7.250% due 04/01/32	100,000	126,292
Nasdaq Inc 5.550% due 01/15/20	100,000	102,189
National Australia Bank Ltd (Australia) 1.875% due 07/12/21	250,000	240,683
2.500% due 05/22/22	250,000	242,748
3.000% due 01/20/23	200,000	196,197
National Bank of Canada (Canada) 2.150% due 06/12/20	250,000	246,387
National Retail Properties Inc REIT 3.300% due 04/15/23	100,000	97,920
4.300% due 10/15/28	35,000	35,262
National Rural Utilities Cooperative Finance Corp 2.400% due 04/25/22	200,000	194,704
4.023% due 11/01/32	100,000	103,403
4.750% due 04/30/43	200,000	191,918
8.000% due 03/01/32	50,000	68,949
Nomura Holdings Inc (Japan) 6.700% due 03/04/20	5,000	5,194
Nordic Investment Bank (Multi-National) 1.625% due 11/20/20	200,000	196,369
2.250% due 02/01/21	200,000	198,640
Northern Trust Corp 3.375% due 08/23/21	50,000	50,392
3.375% due 05/08/32	63,000	58,697
3.650% due 08/03/28	50,000	49,989
Oesterreichische Kontrollbank AG (Austria) 1.375% due 02/10/20	200,000	197,260
1.875% due 01/20/21	300,000	295,627
Omega Healthcare Investors Inc REIT 4.500% due 01/15/25	25,000	24,663
4.750% due 01/15/28	50,000	49,102
4.950% due 04/01/24	100,000	101,731
ORIX Corp (Japan) 2.900% due 07/18/22	30,000	29,326
3.700% due 07/18/27	50,000	48,327
PNC Bank NA 2.000% due 05/19/20	250,000	246,123
2.950% due 02/23/25	300,000	289,026
3.100% due 10/25/27	300,000	286,666
4.050% due 07/26/28	350,000	352,220
Principal Financial Group Inc 4.625% due 09/15/42	100,000	97,112
Private Export Funding Corp 2.300% due 09/15/20	150,000	148,873
2.450% due 07/15/24	100,000	98,731
4.300% due 12/15/21	25,000	26,129
Prudential Financial Inc 3.935% due 12/07/49	132,000	118,687
5.200% due 03/15/44	100,000	93,750
5.700% due 09/15/48	300,000	279,750
5.875% due 09/15/42	100,000	101,125
6.625% due 06/21/40	50,000	61,319
Public Storage REIT 3.094% due 09/15/27	30,000	28,146
Raymond James Financial Inc 4.950% due 07/15/46	100,000	96,554
Realty Income Corp REIT 3.000% due 01/15/27	50,000	46,595
3.875% due 04/15/25	150,000	149,991
4.650% due 08/01/23	50,000	52,075
Regency Centers LP REIT 3.600% due 02/01/27	30,000	28,744
4.125% due 03/15/28	150,000	148,471
4.400% due 02/01/47	35,000	32,887

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-23

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Regions Financial Corp 2.750% due 08/14/22	$150,000	$144,833
3.200% due 02/08/21	50,000	49,707
Reinsurance Group of America Inc 3.950% due 09/15/26	60,000	58,972
RenaissanceRe Finance Inc (Bermuda) 3.450% due 07/01/27	30,000	28,573
Royal Bank of Canada (Canada) 2.150% due 03/06/20	100,000	99,133
2.300% due 03/22/21	500,000	493,250
4.650% due 01/27/26	400,000	412,574
Royal Bank of Scotland Group PLC (United Kingdom) 3.875% due 09/12/23	500,000	479,820
5.125% due 05/28/24	125,000	121,328
6.000% due 12/19/23	115,000	116,508
6.100% due 06/10/23	60,000	61,003
6.125% due 12/15/22	130,000	131,857
Santander Holdings USA Inc 3.700% due 03/28/22	220,000	216,214
4.400% due 07/13/27	145,000	137,516
Santander UK Group Holdings PLC (United Kingdom) 2.875% due 08/05/21	200,000	193,171
3.125% due 01/08/21	150,000	147,553
Santander UK PLC (United Kingdom) 2.500% due 01/05/21	200,000	195,385
4.000% due 03/13/24	100,000	100,882
Select Income REIT 4.250% due 05/15/24	50,000	47,822
Simon Property Group LP REIT 2.350% due 01/30/22	50,000	48,578
2.625% due 06/15/22	100,000	97,312
3.250% due 11/30/26	50,000	47,772
3.375% due 06/15/27	100,000	95,726
4.250% due 10/01/44	200,000	192,660
4.250% due 11/30/46	50,000	48,329
Skandinaviska Enskilda Banken AB (Sweden) 2.625% due 03/15/21	250,000	246,845
Stifel Financial Corp 4.250% due 07/18/24	50,000	50,622
STORE Capital Corp REIT 4.500% due 03/15/28	150,000	145,272
Sumitomo Mitsui Banking Corp (Japan) 3.400% due 07/11/24	300,000	296,570
Sumitomo Mitsui Financial Group Inc (Japan) 2.778% due 10/18/22	100,000	97,142
2.784% due 07/12/22	150,000	146,227
2.846% due 01/11/22	250,000	245,501
2.934% due 03/09/21	100,000	98,975
3.010% due 10/19/26	200,000	187,897
3.352% due 10/18/27	300,000	287,532
3.364% due 07/12/27	150,000	143,961
3.784% due 03/09/26	100,000	99,145
SunTrust Bank 2.450% due 08/01/22	100,000	96,483
3.689% due 08/02/24	50,000	49,830
SunTrust Banks Inc 2.700% due 01/27/22	100,000	97,596
2.900% due 03/03/21	100,000	99,188
4.000% due 05/01/25	100,000	100,445
Svensk Exportkredit AB (Sweden) 1.875% due 06/23/20	200,000	197,638
2.000% due 08/30/22	500,000	488,077
Svenska Handelsbanken AB (Sweden) 2.450% due 03/30/21	400,000	392,255
Synchrony Bank 3.650% due 05/24/21	250,000	244,741

	Principal Amount	Value
Synchrony Financial 3.700% due 08/04/26	$50,000	$42,501
3.750% due 08/15/21	200,000	194,751
3.950% due 12/01/27	100,000	84,428
Tanger Properties LP REIT 3.875% due 07/15/27	50,000	47,298
TD Ameritrade Holding Corp 2.950% due 04/01/22	100,000	98,968
3.750% due 04/01/24	50,000	50,874
The Allstate Corp 3.280% due 12/15/26	350,000	343,800
5.750% due 08/15/53	200,000	195,500
The Bank of New York Mellon Corp 2.050% due 05/03/21	50,000	48,816
2.600% due 08/17/20	500,000	496,743
2.600% due 02/07/22	300,000	294,396
2.800% due 05/04/26	50,000	47,163
3.000% due 10/30/28	55,000	50,611
3.400% due 05/15/24	100,000	99,548
The Bank of Nova Scotia (Canada) 2.150% due 07/14/20	200,000	197,204
2.450% due 03/22/21	250,000	245,785
2.500% due 01/08/21	100,000	98,769
3.125% due 04/20/21	450,000	449,422
The Charles Schwab Corp 3.200% due 03/02/27	100,000	95,552
3.850% due 05/21/25	100,000	102,130
4.000% due 02/01/29	100,000	101,883
The Goldman Sachs Group Inc 2.600% due 04/23/20	150,000	148,581
2.875% due 02/25/21	100,000	98,337
2.876% due 10/31/22	400,000	388,622
3.000% due 04/26/22	300,000	290,655
3.200% due 02/23/23	255,000	247,564
3.272% due 09/29/25	255,000	239,196
3.500% due 01/23/25	150,000	142,361
3.500% due 11/16/26	100,000	92,507
3.625% due 01/22/23	400,000	394,051
3.750% due 05/22/25	150,000	143,699
3.750% due 02/25/26	60,000	56,854
3.814% due 04/23/29	150,000	140,290
3.850% due 01/26/27	160,000	150,738
4.017% due 10/31/38	100,000	88,136
4.223% due 05/01/29	400,000	385,916
4.411% due 04/23/39	150,000	137,904
4.750% due 10/21/45	100,000	95,684
5.150% due 05/22/45	280,000	261,459
5.250% due 07/27/21	150,000	155,764
5.375% due 03/15/20	300,000	306,723
6.750% due 10/01/37	200,000	226,454
The Hartford Financial Services Group Inc 5.125% due 04/15/22	150,000	157,353
The Huntington National Bank 2.400% due 04/01/20	300,000	296,870
The PNC Financial Services Group Inc 5.125% due 02/08/20	100,000	102,117
The Progressive Corp 3.750% due 08/23/21	100,000	101,344
4.000% due 03/01/29	25,000	25,768
4.125% due 04/15/47	100,000	98,115
The Toronto-Dominion Bank (Canada) 1.800% due 07/13/21	100,000	96,783
2.125% due 04/07/21	300,000	293,648
2.500% due 12/14/20	50,000	49,511
3.150% due 09/17/20	200,000	200,479
3.250% due 06/11/21	100,000	100,441
The Travelers Cos Inc 4.000% due 05/30/47	200,000	192,738
6.250% due 06/15/37	125,000	155,302

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-24

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Torchmark Corp 4.550% due 09/15/28	$50,000	$50,930
Travelers Property Casualty Corp 6.375% due 03/15/33	100,000	126,361
UDR Inc 3.700% due 10/01/20	100,000	100,444
4.400% due 01/26/29	25,000	25,281
US Bancorp 2.950% due 07/15/22	250,000	246,709
3.600% due 09/11/24	400,000	398,352
US Bank NA 3.104% due 05/21/21	500,000	499,344
Ventas Realty LP REIT 3.125% due 06/15/23	90,000	87,817
3.250% due 10/15/26	100,000	93,053
4.000% due 03/01/28	50,000	48,579
4.125% due 01/15/26	31,000	30,803
4.400% due 01/15/29	150,000	149,645
VEREIT Operating Partnership LP REIT 4.125% due 06/01/21	20,000	20,194
4.600% due 02/06/24	25,000	25,301
4.625% due 11/01/25	50,000	50,187
4.875% due 06/01/26	25,000	25,039
Visa Inc 2.150% due 09/15/22	45,000	43,578
2.200% due 12/14/20	350,000	346,225
2.800% due 12/14/22	50,000	49,397
3.150% due 12/14/25	200,000	196,816
3.650% due 09/15/47	25,000	23,633
4.150% due 12/14/35	30,000	31,115
4.300% due 12/14/45	100,000	104,293
Vornado Realty LP REIT 5.000% due 01/15/22	100,000	103,256
Voya Financial Inc 3.650% due 06/15/26	50,000	47,366
4.800% due 06/15/46	30,000	28,719
Wachovia Corp 5.500% due 08/01/35	200,000	216,103
Weingarten Realty Investors REIT 3.375% due 10/15/22	200,000	197,357
Wells Fargo & Co 2.500% due 03/04/21	150,000	147,633
2.550% due 12/07/20	170,000	167,617
3.000% due 04/22/26	150,000	139,982
3.000% due 10/23/26	150,000	139,076
3.450% due 02/13/23	300,000	293,967
3.500% due 03/08/22	550,000	548,390
3.900% due 05/01/45	300,000	276,317
4.100% due 06/03/26	300,000	293,382
4.125% due 08/15/23	300,000	302,068
4.600% due 04/01/21	200,000	204,862
4.750% due 12/07/46	200,000	193,267
5.375% due 02/07/35	100,000	110,178
5.606% due 01/15/44	100,000	108,532
Wells Fargo Bank NA 2.400% due 01/15/20	250,000	247,884
2.600% due 01/15/21	250,000	246,959
3.550% due 08/14/23	250,000	249,239
6.600% due 01/15/38	100,000	124,016
Welltower Inc REIT 4.250% due 04/01/26	150,000	150,037
4.500% due 01/15/24	150,000	153,975
Westpac Banking Corp (Australia) 2.000% due 08/19/21	150,000	145,257
2.300% due 05/26/20	100,000	98,847
2.500% due 06/28/22	150,000	145,452
2.700% due 08/19/26	150,000	138,519
2.750% due 01/11/23	150,000	145,632
2.800% due 01/11/22	200,000	196,317
3.400% due 01/25/28	100,000	96,376

	Principal Amount	Value
Weyerhaeuser Co REIT 7.375% due 03/15/32	$100,000	$122,642
Willis Towers Watson PLC 5.750% due 03/15/21	100,000	104,631
WP Carey Inc REIT 4.600% due 04/01/24	100,000	101,594
XLIT Ltd (Bermuda) 5.250% due 12/15/43	50,000	53,628

		102,074,135

Industrial - 1.9%

3M Co 2.000% due 06/26/22	400,000	386,831
2.875% due 10/15/27	100,000	96,143
ABB Finance USA Inc (Switzerland) 2.875% due 05/08/22	100,000	98,509
Agilent Technologies Inc 3.200% due 10/01/22	100,000	98,874
Allegion US Holding Co Inc 3.200% due 10/01/24	50,000	47,232
3.550% due 10/01/27	50,000	46,573
Arrow Electronics Inc 3.250% due 09/08/24	100,000	93,270
3.875% due 01/12/28	25,000	22,829
Avnet Inc 4.625% due 04/15/26	25,000	24,475
Bemis Co Inc 3.100% due 09/15/26	100,000	91,369
Burlington Northern Santa Fe LLC 3.000% due 03/15/23	150,000	149,002
3.250% due 06/15/27	250,000	245,111
3.650% due 09/01/25	50,000	50,513
4.125% due 06/15/47	50,000	48,579
4.450% due 03/15/43	300,000	306,616
4.700% due 09/01/45	50,000	52,472
5.750% due 05/01/40	100,000	117,470
Canadian National Railway Co (Canada) 2.850% due 12/15/21	100,000	99,356
2.950% due 11/21/24	100,000	98,191
6.200% due 06/01/36	50,000	61,835
Canadian Pacific Railway Co (Canada) 2.900% due 02/01/25	150,000	143,889
4.000% due 06/01/28	35,000	35,625
4.800% due 09/15/35	20,000	20,858
6.125% due 09/15/15	30,000	35,115
Carlisle Cos Inc 3.750% due 12/01/27	50,000	47,484
Caterpillar Financial Services Corp 1.850% due 09/04/20	35,000	34,316
1.931% due 10/01/21	400,000	387,454
3.450% due 05/15/23	100,000	100,617
Caterpillar Inc 3.803% due 08/15/42	100,000	93,374
3.900% due 05/27/21	200,000	203,682
6.050% due 08/15/36	125,000	150,835
CNH Industrial Capital LLC 3.875% due 10/15/21	20,000	19,916
4.200% due 01/15/24	50,000	49,454
4.375% due 11/06/20	30,000	30,240
4.375% due 04/05/22	25,000	25,170
4.875% due 04/01/21	25,000	25,465
CNH Industrial NV (United Kingdom) 3.850% due 11/15/27	35,000	31,877
Corning Inc 4.375% due 11/15/57	100,000	84,035
4.700% due 03/15/37	50,000	48,046
5.350% due 11/15/48	100,000	101,954
CSX Corp 3.250% due 06/01/27	250,000	235,724
3.400% due 08/01/24	200,000	199,979
3.700% due 11/01/23	100,000	101,589
5.500% due 04/15/41	75,000	83,522

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-25

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Deere & Co 3.900% due 06/09/42	$100,000	$96,987
Dover Corp 5.375% due 03/01/41	50,000	54,454
Eaton Corp 2.750% due 11/02/22	200,000	194,683
4.000% due 11/02/32	100,000	99,103
Embraer Netherlands Finance BV (Brazil) 5.400% due 02/01/27	100,000	103,626
Emerson Electric Co 2.625% due 12/01/21	100,000	98,665
3.150% due 06/01/25	100,000	97,838
4.250% due 11/15/20	25,000	25,508
FedEx Corp 3.300% due 03/15/27	200,000	190,614
3.875% due 08/01/42	100,000	83,439
4.000% due 01/15/24	200,000	205,042
4.200% due 10/17/28	100,000	99,604
4.400% due 01/15/47	50,000	45,151
4.750% due 11/15/45	50,000	47,378
Flex Ltd 4.750% due 06/15/25	50,000	49,070
FLIR Systems Inc 3.125% due 06/15/21	100,000	98,647
Flowserve Corp 4.000% due 11/15/23	143,000	141,312
Fluor Corp 4.250% due 09/15/28	100,000	97,668
Fortive Corp 2.350% due 06/15/21	100,000	97,560
3.150% due 06/15/26	150,000	141,767
4.300% due 06/15/46	125,000	117,325
Fortune Brands Home & Security Inc 4.000% due 09/21/23	50,000	49,519
GATX Corp 3.250% due 03/30/25	100,000	94,207
4.350% due 02/15/24	25,000	25,433
4.550% due 11/07/28	25,000	24,718
General Dynamics Corp 3.375% due 05/15/23	50,000	50,373
3.600% due 11/15/42	200,000	189,606
3.750% due 05/15/28	380,000	384,730
General Electric Co 2.700% due 10/09/22	300,000	278,608
3.375% due 03/11/24	250,000	233,785
4.125% due 10/09/42	100,000	78,271
4.500% due 03/11/44	300,000	245,819
5.875% due 01/14/38	115,000	110,367
6.750% due 03/15/32	101,000	105,573
6.875% due 01/10/39	58,000	60,895
Harris Corp 2.700% due 04/27/20	200,000	198,333
Honeywell International Inc 1.850% due 11/01/21	50,000	48,339
2.500% due 11/01/26	550,000	515,251
Hubbell Inc 3.350% due 03/01/26	50,000	47,365
Illinois Tool Works Inc 4.875% due 09/15/41	100,000	109,279
Ingersoll-Rand Global Holding Co Ltd 3.750% due 08/21/28	250,000	243,875
4.250% due 06/15/23	100,000	102,570
Jabil Inc 3.950% due 01/12/28	55,000	49,128
JB Hunt Transport Services Inc 3.300% due 08/15/22	50,000	49,633
John Deere Capital Corp 2.150% due 09/08/22	50,000	47,943
2.450% due 09/11/20	50,000	49,433
2.650% due 01/06/22	300,000	294,376

	Principal Amount	Value
2.650% due 06/10/26	$100,000	$94,625
2.750% due 03/15/22	100,000	98,513
2.800% due 03/06/23	50,000	48,912
2.800% due 09/08/27	50,000	47,334
3.400% due 09/11/25	50,000	49,709
3.450% due 06/07/23	25,000	25,109
3.450% due 03/13/25	50,000	49,877
Johnson Controls International PLC 3.625% due 07/02/24 §	43,000	42,422
3.900% due 02/14/26	50,000	49,134
4.500% due 02/15/47	40,000	37,201
5.000% due 03/30/20	50,000	51,053
Kansas City Southern 4.950% due 08/15/45	100,000	102,378
Kennametal Inc 4.625% due 06/15/28	50,000	49,944
Keysight Technologies Inc 4.550% due 10/30/24	100,000	102,121
L3 Technologies Inc 3.850% due 06/15/23	70,000	70,174
3.850% due 12/15/26	25,000	24,255
4.400% due 06/15/28	100,000	100,230
Lockheed Martin Corp 2.500% due 11/23/20	200,000	197,858
2.900% due 03/01/25	50,000	48,065
3.550% due 01/15/26	100,000	99,430
3.600% due 03/01/35	25,000	23,373
3.800% due 03/01/45	20,000	18,360
4.500% due 05/15/36	20,000	20,719
4.700% due 05/15/46	44,000	46,134
6.150% due 09/01/36	100,000	120,209
Martin Marietta Materials Inc 3.450% due 06/01/27	21,000	19,442
Masco Corp 3.500% due 04/01/21	65,000	64,729
3.500% due 11/15/27	100,000	92,409
4.375% due 04/01/26	50,000	50,107
Norfolk Southern Corp 2.903% due 02/15/23	100,000	98,368
3.000% due 04/01/22	100,000	99,397
3.800% due 08/01/28	30,000	30,086
3.942% due 11/01/47	63,000	57,438
4.650% due 01/15/46	50,000	51,230
4.837% due 10/01/41	50,000	52,044
5.100% due 08/01/18	15,000	14,814
Northrop Grumman Corp 2.550% due 10/15/22	400,000	387,767
3.250% due 08/01/23	100,000	98,510
3.500% due 03/15/21	100,000	100,816
3.850% due 04/15/45	100,000	88,759
Owens Corning 4.200% due 12/15/22	138,000	137,133
Packaging Corp of America 2.450% due 12/15/20	35,000	34,374
3.400% due 12/15/27	35,000	32,663
3.650% due 09/15/24	100,000	98,383
Parker-Hannifin Corp 6.250% due 05/15/38	100,000	122,743
Precision Castparts Corp 2.500% due 01/15/23	100,000	97,286
3.250% due 06/15/25	50,000	49,177
4.375% due 06/15/45	50,000	50,737
Raytheon Co 2.500% due 12/15/22	125,000	121,875
4.400% due 02/15/20	25,000	25,373
Republic Services Inc 3.200% due 03/15/25	100,000	97,204
3.375% due 11/15/27	120,000	115,238
3.950% due 05/15/28	100,000	100,320

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-26

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Rockwell Automation Inc 2.050% due 03/01/20	$100,000	$98,903
Rockwell Collins Inc 3.500% due 03/15/27	300,000	282,255
Roper Technologies Inc 2.800% due 12/15/21	25,000	24,508
3.800% due 12/15/26	30,000	29,317
4.200% due 09/15/28	95,000	94,297
Ryder System Inc 2.500% due 09/01/22	95,000	91,348
3.400% due 03/01/23	100,000	98,772
Sonoco Products Co 5.750% due 11/01/40	200,000	225,211
Spirit AeroSystems Inc 3.850% due 06/15/26	25,000	23,042
Stanley Black & Decker Inc 2.900% due 11/01/22	50,000	49,146
4.250% due 11/15/28	100,000	103,130
Textron Inc 3.650% due 03/15/27	100,000	95,414
4.000% due 03/15/26	25,000	24,479
The Boeing Co 2.800% due 03/01/23	25,000	24,579
3.250% due 03/01/28	25,000	24,532
3.550% due 03/01/38	15,000	14,156
3.625% due 03/01/48	10,000	9,210
3.850% due 11/01/48	35,000	33,600
5.875% due 02/15/40	50,000	62,388
Trimble Inc 4.150% due 06/15/23	50,000	50,311
4.900% due 06/15/28	50,000	49,352
Union Pacific Corp 2.250% due 06/19/20	50,000	49,349
2.750% due 03/01/26	25,000	23,366
3.000% due 04/15/27	100,000	94,740
3.200% due 06/08/21	35,000	35,178
3.250% due 08/15/25	50,000	48,533
3.350% due 08/15/46	50,000	41,125
3.500% due 06/08/23	50,000	50,142
3.600% due 09/15/37	20,000	17,954
3.646% due 02/15/24	92,000	92,514
3.750% due 07/15/25	50,000	50,568
3.799% due 10/01/51	200,000	170,634
3.950% due 09/10/28	60,000	60,076
4.050% due 03/01/46	30,000	27,839
4.375% due 09/10/38	25,000	24,823
4.500% due 09/10/48	30,000	29,744
4.800% due 09/10/58	50,000	50,053
United Parcel Service Inc 2.350% due 05/16/22	50,000	48,804
2.450% due 10/01/22	100,000	97,951
3.050% due 11/15/27	550,000	524,784
3.125% due 01/15/21	100,000	100,846
3.400% due 11/15/46	200,000	173,007
6.200% due 01/15/38	50,000	61,078
United Technologies Corp 1.950% due 11/01/21	50,000	48,028
2.650% due 11/01/26	30,000	27,078
3.100% due 06/01/22	500,000	489,990
3.350% due 08/16/21	15,000	14,968
3.650% due 08/16/23	40,000	39,883
3.750% due 11/01/46	50,000	42,381
3.950% due 08/16/25	25,000	24,853
4.125% due 11/16/28	60,000	59,698
4.450% due 11/16/38	20,000	19,486
4.500% due 06/01/42	300,000	284,012
4.625% due 11/16/48	35,000	33,981
Vulcan Materials Co 4.500% due 06/15/47	100,000	85,258

	Principal Amount	Value
Wabtec Corp 4.150% due 03/15/24	$100,000	$96,739
4.700% due 09/15/28	100,000	94,021
Waste Management Inc 2.400% due 05/15/23	200,000	192,009
3.150% due 11/15/27	100,000	95,713
WRKCo Inc
3.000% due 09/15/24 ~	100,000	94,320
4.000% due 03/15/28 ~	100,000	95,198
Xylem Inc 3.250% due 11/01/26	30,000	28,572
4.375% due 11/01/46	25,000	24,234

		19,675,381

Technology - 1.7%

Activision Blizzard Inc 2.300% due 09/15/21	30,000	29,234
3.400% due 09/15/26	50,000	47,067
Adobe Inc 4.750% due 02/01/20	100,000	102,000
Analog Devices Inc 2.950% due 01/12/21	200,000	198,336
3.500% due 12/05/26	100,000	95,925
Apple Inc 1.550% due 02/07/20	100,000	98,794
1.900% due 02/07/20	300,000	297,408
2.000% due 05/06/20	400,000	396,236
2.000% due 11/13/20	300,000	296,070
2.100% due 09/12/22	100,000	96,673
2.250% due 02/23/21	150,000	148,284
2.400% due 01/13/23	50,000	48,545
2.400% due 05/03/23	450,000	435,358
2.900% due 09/12/27	300,000	282,945
3.000% due 11/13/27	100,000	95,198
3.250% due 02/23/26	70,000	68,427
3.350% due 02/09/27	200,000	195,869
3.450% due 02/09/45	250,000	222,240
3.750% due 09/12/47	75,000	69,167
3.750% due 11/13/47	50,000	46,378
3.850% due 08/04/46	35,000	33,085
4.250% due 02/09/47	100,000	100,039
4.500% due 02/23/36	50,000	53,112
4.650% due 02/23/46	145,000	154,550
Applied Materials Inc 2.625% due 10/01/20	50,000	49,612
3.300% due 04/01/27	255,000	245,060
3.900% due 10/01/25	35,000	35,267
4.350% due 04/01/47	45,000	44,275
5.100% due 10/01/35	35,000	37,347
Autodesk Inc 3.125% due 06/15/20	100,000	99,627
Broadcom Corp 2.375% due 01/15/20	100,000	98,765
3.000% due 01/15/22	350,000	336,822
3.625% due 01/15/24	100,000	94,711
3.875% due 01/15/27	600,000	539,523
Broadridge Financial Solutions Inc 3.400% due 06/27/26	50,000	47,672
Dell International LLC 4.420% due 06/15/21 ~	300,000	299,864
5.450% due 06/15/23 ~	115,000	117,133
6.020% due 06/15/26 ~	285,000	286,832
8.100% due 07/15/36 ~	50,000	54,079
8.350% due 07/15/46 ~	50,000	54,346
Electronic Arts Inc 3.700% due 03/01/21	50,000	50,377
4.800% due 03/01/26	50,000	51,701
Fidelity National Information Services Inc 3.000% due 08/15/26	150,000	138,298
3.500% due 04/15/23	57,000	56,397

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-27

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
4.750% due 05/15/48	$100,000	$93,437
5.000% due 10/15/25	56,000	58,359
Fiserv Inc 2.700% due 06/01/20	50,000	49,638
3.850% due 06/01/25	100,000	99,293
Hewlett Packard Enterprise Co 3.500% due 10/05/21	50,000	50,167
3.600% due 10/15/20	50,000	50,141
4.900% due 10/15/25	250,000	253,370
6.200% due 10/15/35	50,000	48,513
6.350% due 10/15/45	50,000	46,867
HP Inc 3.750% due 12/01/20	9,000	9,110
4.050% due 09/15/22	200,000	202,950
6.000% due 09/15/41	55,000	54,938
Intel Corp 1.700% due 05/19/21	100,000	97,210
2.450% due 07/29/20	160,000	159,291
2.600% due 05/19/26	100,000	93,768
2.875% due 05/11/24	200,000	195,246
3.300% due 10/01/21	250,000	252,708
3.700% due 07/29/25	145,000	146,453
3.734% due 12/08/47	300,000	278,380
International Business Machines Corp 1.625% due 05/15/20	150,000	147,045
3.375% due 08/01/23	300,000	296,892
3.625% due 02/12/24	500,000	498,483
4.700% due 02/19/46	200,000	200,409
5.600% due 11/30/39	26,000	28,907
Lam Research Corp 2.800% due 06/15/21	50,000	49,470
Marvell Technology Group Ltd 4.200% due 06/22/23	50,000	49,903
Maxim Integrated Products Inc 3.450% due 06/15/27	100,000	93,493
Micron Technology Inc 5.500% due 02/01/25	50,000	49,188
Microsoft Corp 1.550% due 08/08/21	100,000	97,179
2.000% due 11/03/20	100,000	98,940
2.000% due 08/08/23	50,000	48,101
2.375% due 02/12/22	200,000	197,721
2.375% due 05/01/23	100,000	97,913
2.400% due 02/06/22	100,000	98,887
2.400% due 08/08/26	250,000	234,192
2.875% due 02/06/24	35,000	34,692
3.125% due 11/03/25	100,000	99,042
3.300% due 02/06/27	560,000	555,574
3.450% due 08/08/36	150,000	142,389
3.500% due 11/15/42	100,000	93,372
3.700% due 08/08/46	100,000	96,514
3.750% due 02/12/45	200,000	194,245
3.950% due 08/08/56	150,000	147,026
4.100% due 02/06/37	300,000	309,010
4.250% due 02/06/47	100,000	105,390
4.450% due 11/03/45	100,000	106,464
4.500% due 02/06/57	100,000	107,022
4.750% due 11/03/55	50,000	56,275
5.200% due 06/01/39	135,000	159,144
5.300% due 02/08/41	200,000	239,020
NetApp Inc 3.375% due 06/15/21	50,000	49,838
Oracle Corp 1.900% due 09/15/21	135,000	131,060
2.400% due 09/15/23	250,000	240,050
2.650% due 07/15/26	440,000	408,401
2.950% due 05/15/25	150,000	143,730
3.250% due 11/15/27	350,000	338,156
3.850% due 07/15/36	50,000	47,365
3.900% due 05/15/35	105,000	100,794
4.000% due 07/15/46	250,000	234,174

	Principal Amount	Value
4.000% due 11/15/47	$250,000	$233,564
4.300% due 07/08/34	100,000	100,643
4.375% due 05/15/55	200,000	196,900
6.125% due 07/08/39	100,000	120,389
6.500% due 04/15/38	100,000	124,858
QUALCOMM Inc 2.250% due 05/20/20	100,000	98,615
2.600% due 01/30/23	100,000	96,282
2.900% due 05/20/24	50,000	47,641
3.250% due 05/20/27	50,000	46,776
3.450% due 05/20/25	150,000	144,506
4.300% due 05/20/47	30,000	26,743
4.800% due 05/20/45	150,000	143,373
Seagate HDD Cayman 4.250% due 03/01/22	50,000	47,817
5.750% due 12/01/34	50,000	38,938
Texas Instruments Inc 1.850% due 05/15/22	300,000	289,664
4.150% due 05/15/48	200,000	200,371
VMware Inc 2.300% due 08/21/20	30,000	29,390
2.950% due 08/21/22	35,000	33,387
3.900% due 08/21/27	30,000	26,673
Xilinx Inc 2.950% due 06/01/24	100,000	95,512

		17,155,999

Utilities - 1.8%

AEP Transmission Co LLC 4.250% due 09/15/48	35,000	35,407
Alabama Power Co 2.450% due 03/30/22	100,000	97,400
4.150% due 08/15/44	90,000	88,378
4.300% due 07/15/48	15,000	15,084
Ameren Illinois Co 3.250% due 03/01/25	50,000	49,122
3.800% due 05/15/28	50,000	50,953
4.150% due 03/15/46	50,000	50,247
American Water Capital Corp 2.950% due 09/01/27	35,000	33,127
3.750% due 09/01/47	50,000	45,108
4.300% due 12/01/42	100,000	99,548
Appalachian Power Co 3.400% due 06/01/25	100,000	98,103
4.600% due 03/30/21	50,000	51,250
7.000% due 04/01/38	150,000	189,375
Arizona Public Service Co 2.950% due 09/15/27	50,000	47,431
4.500% due 04/01/42	100,000	102,280
Atmos Energy Corp 3.000% due 06/15/27	30,000	28,657
4.150% due 01/15/43	64,000	61,528
4.300% due 10/01/48	50,000	50,437
Avangrid Inc 3.150% due 12/01/24	50,000	48,319
Baltimore Gas & Electric Co 3.500% due 11/15/21	25,000	25,193
3.750% due 08/15/47	50,000	46,035
Berkshire Hathaway Energy Co 2.375% due 01/15/21	25,000	24,665
2.800% due 01/15/23	40,000	39,130
3.250% due 04/15/28	30,000	28,590
3.800% due 07/15/48	25,000	22,529
4.450% due 01/15/49 ~	50,000	49,642
5.150% due 11/15/43	200,000	214,164
6.125% due 04/01/36	99,000	118,408
Black Hills Corp 3.150% due 01/15/27	50,000	46,915
4.350% due 05/01/33	30,000	30,170

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-28

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
CenterPoint Energy Houston Electric LLC 2.250% due 08/01/22	$100,000	$96,644
2.400% due 09/01/26	50,000	46,015
3.000% due 02/01/27	50,000	47,791
CenterPoint Energy Inc 3.600% due 11/01/21	10,000	10,027
3.850% due 02/01/24	25,000	25,148
4.250% due 11/01/28	25,000	25,399
CenterPoint Energy Resources Corp 4.000% due 04/01/28	100,000	101,076
4.500% due 01/15/21	100,000	102,050
Commonwealth Edison Co 3.700% due 08/15/28	20,000	20,096
3.750% due 08/15/47	50,000	46,022
3.800% due 10/01/42	100,000	94,160
4.000% due 08/01/20	100,000	101,423
4.000% due 03/01/48	100,000	96,841
Consolidated Edison Co of New York Inc 3.800% due 05/15/28	150,000	152,663
3.875% due 06/15/47	150,000	138,887
3.950% due 03/01/43	100,000	93,620
4.000% due 12/01/28	100,000	102,669
4.300% due 12/01/56	50,000	46,722
4.500% due 12/01/45	100,000	101,105
Consolidated Edison Inc 2.000% due 03/15/20	25,000	24,672
Consumers Energy Co 3.250% due 08/15/46	50,000	42,494
3.800% due 11/15/28	100,000	102,520
4.350% due 04/15/49	100,000	104,277
Dominion Energy Gas Holdings LLC 3.550% due 11/01/23	100,000	99,869
Dominion Energy Inc 2.579% due 07/01/20	200,000	196,911
2.750% due 01/15/22	50,000	48,736
2.850% due 08/15/26	30,000	27,706
4.250% due 06/01/28	50,000	50,292
4.700% due 12/01/44	100,000	100,140
DTE Electric Co 3.375% due 03/01/25	50,000	49,465
3.650% due 03/15/24	51,000	52,089
DTE Energy Co 3.300% due 06/15/22	50,000	49,654
3.800% due 03/15/27	100,000	97,792
3.850% due 12/01/23	100,000	100,371
Duke Energy Carolinas LLC 3.050% due 03/15/23	150,000	148,766
3.750% due 06/01/45	200,000	185,030
6.050% due 04/15/38	110,000	134,389
6.100% due 06/01/37	25,000	30,074
Duke Energy Corp 1.800% due 09/01/21	200,000	191,546
2.400% due 08/15/22	50,000	48,075
3.150% due 08/15/27	50,000	46,865
3.550% due 09/15/21	100,000	100,326
3.750% due 04/15/24	300,000	300,796
3.950% due 08/15/47	50,000	45,379
Duke Energy Indiana LLC 3.750% due 05/15/46	50,000	46,269
4.900% due 07/15/43	100,000	108,613
Duke Energy Progress LLC 3.700% due 09/01/28	100,000	101,198
3.700% due 10/15/46	300,000	272,058
Edison International 2.400% due 09/15/22	40,000	37,750
2.950% due 03/15/23	100,000	94,549
4.125% due 03/15/28	100,000	94,880
El Paso Electric Co 5.000% due 12/01/44	50,000	52,261

	Principal Amount	Value
Emera US Finance LP (Canada) 3.550% due 06/15/26	$35,000	$33,260
4.750% due 06/15/46	200,000	193,279
Enel Americas SA (Chile) 4.000% due 10/25/26	200,000	187,312
Enel Chile SA (Chile) 4.875% due 06/12/28	50,000	50,000
Enel Generacion Chile SA (Chile) 4.250% due 04/15/24	50,000	49,274
Entergy Arkansas Inc 3.500% due 04/01/26	50,000	49,292
Entergy Corp 2.950% due 09/01/26	30,000	27,739
Entergy Gulf States Louisiana LLC 5.590% due 10/01/24	50,000	55,475
Entergy Louisiana LLC 3.250% due 04/01/28	50,000	48,160
4.200% due 09/01/48	50,000	49,544
4.950% due 01/15/45	40,000	40,932
Entergy Mississippi Inc 2.850% due 06/01/28	150,000	140,489
Evergy Inc 4.850% due 06/01/21	100,000	102,646
Eversource Energy 2.800% due 05/01/23	100,000	97,674
2.900% due 10/01/24	50,000	47,977
3.300% due 01/15/28	100,000	95,084
3.800% due 12/01/23	15,000	15,160
4.250% due 04/01/29	25,000	25,519
Exelon Corp 2.850% due 06/15/20	50,000	49,614
3.950% due 06/15/25	100,000	99,036
4.450% due 04/15/46	100,000	95,604
4.950% due 06/15/35	35,000	35,364
5.100% due 06/15/45	35,000	36,617
Exelon Generation Co LLC 2.950% due 01/15/20	100,000	99,541
FirstEnergy Corp 4.250% due 03/15/23	40,000	40,674
7.375% due 11/15/31	65,000	82,370
Florida Power & Light Co 3.700% due 12/01/47	200,000	187,060
4.950% due 06/01/35	100,000	110,290
5.690% due 03/01/40	35,000	42,728
5.950% due 02/01/38	125,000	154,086
Georgia Power Co 2.000% due 03/30/20	100,000	98,384
2.850% due 05/15/22	100,000	98,312
3.250% due 03/30/27	100,000	93,772
4.300% due 03/15/42	100,000	92,561
Indiana Michigan Power Co 4.250% due 08/15/48	25,000	24,711
ITC Holdings Corp 3.350% due 11/15/27	50,000	47,775
3.650% due 06/15/24	25,000	24,890
Kansas City Power & Light Co 3.650% due 08/15/25	50,000	49,798
MidAmerican Energy Co 3.650% due 08/01/48	100,000	92,429
6.750% due 12/30/31	100,000	129,250
Mississippi Power Co 3.950% due 03/30/28	25,000	24,734
National Fuel Gas Co 3.750% due 03/01/23	100,000	97,658
3.950% due 09/15/27	50,000	46,802
Nevada Power Co 2.750% due 04/15/20	150,000	149,668
NextEra Energy Capital Holdings Inc 4.500% due 06/01/21	50,000	50,896
4.800% due 12/01/77	100,000	84,594

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-29

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
NiSource Inc 3.490% due 05/15/27	$50,000	$47,824
3.950% due 03/30/48	50,000	44,710
4.800% due 02/15/44	100,000	97,287
5.250% due 02/15/43	100,000	103,151
Northern States Power Co 2.150% due 08/15/22	100,000	96,163
2.600% due 05/15/23	100,000	97,052
NSTAR Electric Co 2.375% due 10/15/22	100,000	96,483
Oglethorpe Power Corp 5.050% due 10/01/48 ~	100,000	100,452
Ohio Edison Co 6.875% due 07/15/36	150,000	187,022
Ohio Power Co 5.375% due 10/01/21	30,000	31,738
Oklahoma Gas & Electric Co 3.850% due 08/15/47	50,000	46,390
Oncor Electric Delivery Co LLC 3.800% due 09/30/47	50,000	47,476
5.300% due 06/01/42	100,000	114,013
7.000% due 05/01/32	50,000	64,662
ONE Gas Inc 4.658% due 02/01/44	200,000	212,979
Pacific Gas & Electric Co 2.450% due 08/15/22	100,000	89,120
3.500% due 06/15/25	100,000	86,242
3.850% due 11/15/23	50,000	44,995
3.950% due 12/01/47	100,000	76,554
4.250% due 08/01/23 ~	100,000	93,152
4.300% due 03/15/45	105,000	83,856
4.750% due 02/15/44	100,000	82,758
6.050% due 03/01/34	250,000	233,021
PacifiCorp 4.125% due 01/15/49	70,000	69,166
PECO Energy Co 1.700% due 09/15/21	50,000	48,186
3.150% due 10/15/25	50,000	48,892
3.900% due 03/01/48	60,000	57,562
Piedmont Natural Gas Co Inc 4.650% due 08/01/43	35,000	35,764
Potomac Electric Power Co 3.600% due 03/15/24	100,000	100,855
PPL Electric Utilities Corp 3.950% due 06/01/47	300,000	291,902
4.150% due 10/01/45	25,000	24,917
4.150% due 06/15/48	100,000	100,138
4.750% due 07/15/43	50,000	53,817
Progress Energy Inc 7.750% due 03/01/31	100,000	133,415
PSEG Power LLC 3.000% due 06/15/21	50,000	49,202
3.850% due 06/01/23	100,000	100,176
Public Service Co of Colorado 3.700% due 06/15/28	50,000	50,698
3.800% due 06/15/47	50,000	47,311
4.300% due 03/15/44	200,000	204,649
Public Service Electric & Gas Co 3.000% due 05/15/27	200,000	192,820
4.050% due 05/01/48	25,000	24,493
Public Service Enterprise Group Inc 2.000% due 11/15/21	100,000	96,092
2.650% due 11/15/22	50,000	48,150
Puget Energy Inc 3.650% due 05/15/25	100,000	97,936
6.000% due 09/01/21	100,000	105,844
Puget Sound Energy Inc 5.795% due 03/15/40	25,000	29,898

	Principal Amount	Value
San Diego Gas & Electric Co 3.000% due 08/15/21	$100,000	$99,619
3.600% due 09/01/23	100,000	100,852
3.750% due 06/01/47	50,000	45,664
4.150% due 05/15/48	25,000	24,326
Sempra Energy 3.400% due 02/01/28	65,000	59,540
3.800% due 02/01/38	100,000	86,224
Sierra Pacific Power Co 2.600% due 05/01/26	200,000	186,605
South Carolina Electric & Gas Co 4.600% due 06/15/43	100,000	102,494
5.300% due 05/15/33	50,000	54,020
5.450% due 02/01/41	50,000	57,439
Southern California Edison Co 3.700% due 08/01/25	30,000	29,965
Southern California Edison Co 3.500% due 10/01/23	100,000	99,754
3.650% due 03/01/28	50,000	48,694
3.875% due 06/01/21	100,000	100,863
3.900% due 03/15/43	50,000	45,600
4.000% due 04/01/47	100,000	92,031
4.125% due 03/01/48	10,000	9,505
4.500% due 09/01/40	50,000	49,401
Southern California Gas Co 2.600% due 06/15/26	50,000	46,979
3.150% due 09/15/24	100,000	99,355
4.125% due 06/01/48	150,000	149,580
Southern Co Gas Capital Corp 3.500% due 09/15/21	150,000	149,969
Southwest Gas Corp 3.800% due 09/29/46	50,000	45,699
Southwestern Electric Power Co 3.900% due 04/01/45	50,000	45,259
4.100% due 09/15/28	50,000	50,247
6.200% due 03/15/40	50,000	59,425
Southwestern Public Service Co 3.300% due 06/15/24	50,000	49,859
Tampa Electric Co 4.300% due 06/15/48	50,000	48,043
4.450% due 06/15/49	50,000	49,016
The Connecticut Light & Power Co 4.150% due 06/01/45	25,000	25,026
The Southern Co 2.350% due 07/01/21	100,000	97,278
2.750% due 06/15/20	100,000	98,912
2.950% due 07/01/23	25,000	24,178
4.250% due 07/01/36	30,000	28,432
4.400% due 07/01/46	100,000	92,425
Tucson Electric Power Co 3.050% due 03/15/25	50,000	48,057
4.850% due 12/01/48	100,000	104,408
Union Electric Co 8.450% due 03/15/39	100,000	149,661
Virginia Electric & Power Co 2.950% due 01/15/22	250,000	247,489
2.950% due 11/15/26	50,000	47,490
3.150% due 01/15/26	35,000	33,869
3.450% due 02/15/24	100,000	100,035
3.500% due 03/15/27	200,000	197,421
3.800% due 09/15/47	50,000	46,234
4.000% due 11/15/46	20,000	19,022
4.650% due 08/15/43	100,000	104,350
8.875% due 11/15/38	25,000	37,863
WEC Energy Group Inc 3.375% due 06/15/21	65,000	64,995
3.550% due 06/15/25	100,000	99,157
Westar Energy Inc 3.100% due 04/01/27	50,000	48,439
4.100% due 04/01/43	100,000	96,267

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-30

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Wisconsin Electric Power Co 4.300% due 10/15/48	$10,000	$10,338
Wisconsin Power & Light Co 3.050% due 10/15/27	100,000	95,820
Xcel Energy Inc 2.600% due 03/15/22	50,000	48,847
4.000% due 06/15/28	50,000	50,696

		18,361,118

Total Corporate Bonds & Notes (Cost $283,491,601)		276,029,114

MORTGAGE-BACKED SECURITIES - 30.1%

Collateralized Mortgage Obligations - Commercial - 2.0%

BANK 3.175% due 09/15/60	200,000	193,070
BENCHMARK 4.121% due 07/15/51	200,000	207,498
CD Mortgage Trust 3.456% due 11/13/50	175,000	172,690
Citigroup Commercial Mortgage Trust 3.372% due 10/10/47	700,000	700,659
3.778% due 09/10/58	600,000	612,350
Commercial Mortgage Pass-Through Certificates 3.525% due 02/10/49	300,000	303,865
Commercial Mortgage Trust 3.660% due 08/10/50	400,000	405,444
3.819% due 06/10/47	900,000	919,631
4.228% due 05/10/51	400,000	414,077
CSAIL Commercial Mortgage Trust 3.458% due 11/15/50 §	600,000	589,529
Fannie Mae - Aces 2.717% due 02/25/22	435,477	434,810
2.723% due 10/25/24	200,000	196,706
2.903% due 01/25/28 §	500,000	483,223
2.922% due 08/25/21	449,647	451,284
2.986% due 12/25/27 §	190,000	186,356
3.061% due 05/25/27 §	200,000	196,373
3.640% due 08/25/30 §	300,000	303,389
Freddie Mac Multifamily Structured Pass-Through Certificates 1.875% due 04/25/22	263,859	259,752
2.673% due 03/25/26	600,000	582,634
2.745% due 01/25/26	400,000	390,837
3.171% due 10/25/24	1,500,000	1,511,391
3.224% due 03/25/27	500,000	500,055
3.250% due 04/25/23 §	1,700,000	1,720,708
3.310% due 05/25/23 §	500,000	507,705
3.926% due 06/25/28	100,000	104,818
3.990% due 08/25/33 §	42,000	43,673
GS Mortgage Securities Trust 2.773% due 11/10/45	199,574	196,925
3.734% due 11/10/48	1,000,000	1,012,809
JPMBB Commercial Mortgage Securities Trust 4.274% due 12/15/48	600,000	599,684
4.409% due 08/15/46 §	590,000	607,021
JPMorgan Chase Commercial Mortgage Securities Trust 3.143% due 12/15/47	500,000	496,490
5.140% due 05/15/45 §	300,000	296,702
Morgan Stanley Bank of America Merrill Lynch Trust 3.753% due 12/15/47	1,000,000	1,013,974
Morgan Stanley Capital I Trust 3.596% due 12/15/49	400,000	401,112
UBS Commercial Mortgage Trust 4.171% due 05/10/45	500,000	506,479

	Principal Amount	Value
UBS-Barclays Commercial Mortgage Trust 3.525% due 05/10/63	$250,000	$252,851
Wells Fargo Commercial Mortgage Trust 2.652% due 08/15/49	350,000	329,265
3.664% due 09/15/58	1,000,000	1,009,237
4.184% due 06/15/51	200,000	207,069
WFRBS Commercial Mortgage Trust 2.870% due 11/15/45	696,061	690,797
3.410% due 08/15/47	600,000	602,457

		20,615,399

Fannie Mae - 12.0%

2.500% due 10/01/27 - 11/01/46	7,722,310	7,553,987
3.000% due 05/01/22 - 09/01/47	32,282,657	31,808,540
3.500% due 10/01/25 - 06/01/48	40,396,897	40,635,642
4.000% due 12/01/19 - 01/01/49	25,025,144	25,594,859
4.225% (USD LIBOR + 1.695%) due 06/01/38 §	3,356	3,508
4.440% (USD LIBOR + 1.690%) due 08/01/39 §	7,534	7,858
4.500% due 05/01/23 - 08/01/48	12,042,181	12,548,049
5.000% due 08/01/20 - 09/01/48	3,488,168	3,689,803
5.500% due 11/01/33 - 07/01/41	1,463,488	1,573,258
6.000% due 09/01/34 - 06/01/40	638,129	695,607
6.500% due 09/01/36 - 07/01/38	140,323	158,544

		124,269,655

Freddie Mac - 7.9%

2.500% due 08/01/28 - 02/01/32	4,277,053	4,193,355
3.000% due 09/01/26 - 02/01/48	26,047,224	25,636,345
3.500% due 06/01/21 - 05/01/48	24,632,629	24,730,618
4.000% due 02/01/25 - 10/01/48	18,401,275	18,815,468
4.500% due 08/01/24 - 07/01/48	4,742,878	4,944,958
5.000% due 03/01/19 - 03/01/41	1,318,302	1,395,861
5.500% due 04/01/34 - 08/01/40	640,565	688,394
6.000% due 04/01/36 - 05/01/40	754,753	823,736
6.500% due 08/01/37 - 04/01/39	63,439	70,663

		81,299,398

Government National Mortgage Association - 8.2%

2.500% due 01/20/43	214,544	207,809
3.000% due 08/20/42 - 01/20/48	20,452,104	20,176,952
3.500% due 10/15/41 - 08/20/48	33,345,743	33,639,045
4.000% due 06/15/39 - 09/20/48	17,496,947	17,977,200
4.500% due 02/15/39 - 01/01/49	8,924,583	9,286,266
5.000% due 05/15/36 - 01/20/48	2,262,376	2,382,189
5.500% due 04/15/37 - 04/15/40	593,983	634,255
6.000% due 01/15/38 - 06/15/41	180,124	194,755
6.500% due 10/15/38 - 02/15/39	28,188	31,126

		84,529,597

Total Mortgage-Backed Securities (Cost $317,273,290)		310,714,049

ASSET-BACKED SECURITIES - 0.5%

Ally Auto Receivables Trust 2.920% due 11/15/22	75,000	74,898
Ally Master Owner Trust 3.290% due 05/15/23	100,000	100,688
American Express Credit Account Master Trust 2.040% due 05/15/23	400,000	393,989
3.180% due 04/15/24	103,000	103,863
BA Credit Card Trust 1.950% due 08/15/22	200,000	197,666
Citibank Credit Card Issuance Trust 2.680% due 06/07/23	500,000	497,866
6.150% due 06/15/39	250,000	320,762
Discover Card Execution Note Trust 1.880% due 02/15/23	360,000	354,632

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-31

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Drive Auto Receivables Trust 4.140% due 08/15/24	$200,000	$201,712
Ford Credit Auto Lease Trust 3.190% due 12/15/21	40,000	40,177
Ford Credit Auto Owner Trust 1.730% due 03/15/22	400,000	392,426
Ford Credit Floorplan Master Owner Trust ‘A’ 2.160% due 09/15/22	250,000	246,388
GM Financial Automobile Leasing Trust 3.060% due 06/21/21	150,000	149,821
Honda Auto Receivables Owner Trust 2.050% due 11/22/21	250,000	247,585
Mercedes-Benz Auto Lease Trust 2.410% due 02/16/21	100,000	99,565
Nissan Auto Receivables Owner Trust 2.650% due 05/16/22	120,000	119,468
Santander Drive Auto Receivables Trust 3.030% due 02/15/22	50,000	50,038
3.030% due 09/15/22	90,000	89,924
3.560% due 07/15/24	100,000	100,801
Synchrony Credit Card Master Note Trust 2.210% due 05/15/24	200,000	196,353
World Financial Network Credit Card Master Trust 2.550% due 06/17/24	500,000	495,764
World Omni Auto Receivables Trust 2.500% due 04/17/23	160,000	158,913
World Omni Automobile Lease Securitization Trust 3.190% due 12/15/21	50,000	50,303

Total Asset-Backed Securities (Cost $4,730,751)		4,683,602

U.S. GOVERNMENT AGENCY ISSUES - 1.4%

Fannie Mae 1.375% due 10/07/21	1,000,000	970,285
1.500% due 02/28/20	1,000,000	988,608
1.875% due 12/28/20	500,000	493,590
2.125% due 04/24/26	815,000	777,478
2.625% due 09/06/24	960,000	957,334
5.625% due 07/15/37	100,000	132,076
7.125% due 01/15/30	525,000	723,930
Federal Farm Credit Banks 1.680% due 10/13/20	500,000	492,095
Federal Home Loan Bank 1.375% due 09/28/20	800,000	783,812
1.800% due 08/28/20	500,000	493,201
2.625% due 10/01/20	2,000,000	2,002,572
5.500% due 07/15/36	100,000	128,946
Freddie Mac 1.375% due 05/01/20	2,000,000	1,969,090
2.375% due 02/16/21	1,000,000	996,802
2.375% due 01/13/22	1,000,000	996,631
3.200% due 05/15/23	500,000	500,229
6.250% due 07/15/32	225,000	300,662
Tennessee Valley Authority 3.500% due 12/15/42	100,000	98,677
3.875% due 02/15/21	65,000	66,727
5.250% due 09/15/39	25,000	31,488
5.375% due 04/01/56	50,000	68,525
6.750% due 11/01/25	150,000	184,659
7.125% due 05/01/30	50,000	68,996

Total U.S. Government Agency Issues (Cost $14,224,562)		14,226,413

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 38.6%

U.S. Treasury Bonds - 7.0%

2.250% due 08/15/46	$2,150,000	$1,841,657
2.500% due 02/15/45	2,800,000	2,543,196
2.500% due 02/15/46	3,100,000	2,804,925
2.500% due 05/15/46	4,000,000	3,615,406
2.750% due 08/15/42	2,450,000	2,350,656
2.750% due 11/15/42	1,850,000	1,772,839
2.750% due 08/15/47	4,050,000	3,843,799
2.750% due 11/15/47	2,500,000	2,370,640
2.875% due 05/15/43	6,200,000	6,066,147
2.875% due 08/15/45	1,000,000	976,076
3.000% due 05/15/42	1,075,000	1,078,542
3.000% due 11/15/45	1,900,000	1,900,129
3.000% due 02/15/47	500,000	499,649
3.000% due 05/15/47	1,700,000	1,696,233
3.000% due 02/15/48	2,000,000	1,993,440
3.000% due 08/15/48	2,500,000	2,493,219
3.125% due 11/15/41	975,000	1,000,430
3.125% due 02/15/43	2,625,000	2,683,433
3.125% due 08/15/44	5,600,000	5,728,606
3.125% due 05/15/48	3,700,000	3,777,829
3.625% due 08/15/43	1,525,000	1,691,459
3.625% due 02/15/44	500,000	554,995
3.750% due 08/15/41	1,300,000	1,469,608
3.750% due 11/15/43	1,000,000	1,131,669
4.250% due 11/15/40	750,000	908,050
4.375% due 05/15/40	1,025,000	1,260,617
4.375% due 05/15/41	775,000	955,752
4.500% due 02/15/36	1,750,000	2,159,608
4.500% due 05/15/38	500,000	623,361
4.500% due 08/15/39	700,000	873,879
4.625% due 02/15/40	4,225,000	5,364,495
5.375% due 02/15/31	1,100,000	1,398,674
6.250% due 05/15/30	2,550,000	3,422,927

		72,851,945

U.S. Treasury Notes - 31.6%

1.125% due 04/30/20	5,500,000	5,396,887
1.125% due 02/28/21	5,400,000	5,244,454
1.125% due 06/30/21	1,500,000	1,451,942
1.125% due 07/31/21	4,100,000	3,962,058
1.125% due 08/31/21	2,300,000	2,220,321
1.250% due 02/29/20	9,000,000	8,862,302
1.250% due 03/31/21	2,000,000	1,946,941
1.375% due 01/15/20	3,000,000	2,962,434
1.375% due 02/15/20	6,200,000	6,115,082
1.375% due 03/31/20	5,500,000	5,419,693
1.375% due 09/15/20	1,500,000	1,471,770
1.375% due 06/30/23	4,300,000	4,095,136
1.500% due 04/15/20	1,000,000	986,763
1.500% due 05/15/20	5,000,000	4,929,292
1.500% due 05/31/20	2,000,000	1,970,771
1.500% due 07/15/20	1,350,000	1,328,997
1.500% due 08/15/20	6,000,000	5,902,320
1.500% due 03/31/23	1,500,000	1,440,296
1.500% due 08/15/26	3,200,000	2,954,089
1.625% due 10/15/20	5,300,000	5,217,736
1.625% due 11/30/20	4,500,000	4,426,038
1.625% due 08/15/22	2,025,000	1,965,220
1.625% due 11/15/22	4,975,000	4,817,856
1.625% due 05/31/23	1,000,000	963,675
1.625% due 10/31/23	3,000,000	2,880,032
1.625% due 02/15/26	4,900,000	4,590,682
1.625% due 05/15/26	1,300,000	1,215,060
1.750% due 10/31/20	5,100,000	5,030,640
1.750% due 11/15/20	1,850,000	1,824,204
1.750% due 11/30/21	500,000	490,011
1.750% due 05/15/22	1,250,000	1,221,007

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-32

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
1.750% due 06/30/22	$2,000,000	$1,952,030
1.750% due 05/15/23	4,750,000	4,604,199
1.875% due 06/30/20	4,200,000	4,158,893
1.875% due 12/15/20	1,000,000	988,102
1.875% due 01/31/22	500,000	491,195
1.875% due 02/28/22	6,000,000	5,892,380
1.875% due 04/30/22	2,000,000	1,962,159
1.875% due 07/31/22	3,500,000	3,428,246
1.875% due 09/30/22	2,500,000	2,446,246
1.875% due 08/31/24	3,000,000	2,895,999
2.000% due 07/31/20	3,000,000	2,975,562
2.000% due 09/30/20	2,500,000	2,478,117
2.000% due 08/31/21	3,000,000	2,963,097
2.000% due 11/15/21	2,000,000	1,974,631
2.000% due 12/31/21	500,000	493,263
2.000% due 02/15/22	1,100,000	1,084,757
2.000% due 10/31/22	9,000,000	8,842,422
2.000% due 11/30/22	2,400,000	2,356,956
2.000% due 02/15/23	6,950,000	6,816,802
2.000% due 05/31/24	5,000,000	4,866,093
2.000% due 02/15/25	2,000,000	1,935,610
2.125% due 08/15/21	2,200,000	2,180,265
2.125% due 11/30/23	6,000,000	5,892,766
2.125% due 02/29/24	4,500,000	4,414,544
2.250% due 04/30/21	5,700,000	5,673,630
2.250% due 12/31/23	4,000,000	3,950,034
2.250% due 01/31/24	2,000,000	1,974,417
2.250% due 10/31/24	800,000	786,917
2.250% due 11/15/24	2,000,000	1,966,332
2.250% due 12/31/24	4,000,000	3,931,441
2.250% due 11/15/25	2,200,000	2,153,014
2.250% due 02/15/27	6,700,000	6,512,756
2.250% due 08/15/27	4,200,000	4,068,888
2.250% due 11/15/27	2,300,000	2,224,121
2.375% due 04/30/20	2,500,000	2,493,562
2.375% due 03/15/21	6,500,000	6,482,896
2.375% due 08/15/24	10,300,000	10,209,005
2.375% due 05/15/27	2,750,000	2,695,249
2.500% due 05/31/20	2,000,000	1,998,350
2.500% due 06/30/20	8,000,000	7,994,197
2.500% due 12/31/20	2,000,000	1,999,735
2.500% due 03/31/23	4,000,000	4,001,416
2.500% due 08/15/23	4,450,000	4,450,077
2.500% due 01/31/25	4,000,000	3,985,937
2.625% due 07/31/20	10,500,000	10,513,103
2.625% due 08/15/20	1,800,000	1,802,756
2.625% due 11/15/20	2,000,000	2,003,828
2.625% due 12/31/23	2,500,000	2,513,155
2.750% due 04/30/23	1,500,000	1,515,811
2.750% due 07/31/23	7,000,000	7,075,625
2.750% due 08/31/23	5,000,000	5,056,797
2.750% due 11/15/23	6,600,000	6,674,015
2.750% due 02/15/24	8,000,000	8,087,713
2.750% due 02/15/28	3,500,000	3,521,553
2.875% due 10/31/20	3,000,000	3,018,725
2.875% due 10/15/21	1,500,000	1,515,922
2.875% due 05/15/28	2,500,000	2,540,743
2.875% due 08/15/28	6,000,000	6,098,225
3.125% due 05/15/21	1,750,000	1,776,227
3.125% due 11/15/28	1,500,000	1,557,196

		326,221,411

Total U.S. Treasury Obligations (Cost $402,062,315)		399,073,356

FOREIGN GOVERNMENT BONDS & NOTES - 1.6%

Canada Government (Canada) 2.000% due 11/15/22	250,000	244,507
Chile Government (Chile) 3.125% due 01/21/26	75,000	72,561
3.860% due 06/21/47	300,000	280,650

	Principal Amount	Value
Colombia Government (Colombia) 4.375% due 07/12/21	$300,000	$305,025
4.500% due 01/28/26	500,000	500,937
5.000% due 06/15/45	300,000	286,350
Export Development Canada (Canada) 2.000% due 11/30/20	400,000	395,382
2.500% due 01/24/23	200,000	198,565
Export-Import Bank of Korea (South Korea) 2.750% due 01/25/22	200,000	196,896
3.625% due 11/27/23	200,000	201,060
5.000% due 04/11/22	200,000	210,424
Hungary Government (Hungary) 5.375% due 03/25/24	200,000	214,528
6.375% due 03/29/21	350,000	369,906
7.625% due 03/29/41	200,000	281,025
Hydro-Quebec (Canada) 8.400% due 01/15/22	100,000	115,183
Indonesia Government (Indonesia) 2.950% due 01/11/23	300,000	287,126
Iraq Government AID 2.149% due 01/18/22	200,000	197,134
Israel Government (Israel) 4.125% due 01/17/48	300,000	294,465
Israel Government AID 5.500% due 04/26/24	25,000	28,443
Japan Bank for International Cooperation (Japan) 1.875% due 07/21/26	200,000	184,245
2.125% due 07/21/20	300,000	297,136
2.250% due 02/24/20	500,000	497,547
2.375% due 07/21/22	300,000	294,975
3.250% due 07/20/28	200,000	201,284
3.375% due 07/31/23	200,000	203,679
Japan International Cooperation Agency (Japan) 3.375% due 06/12/28	200,000	203,142
Korea International (South Korea) 2.750% due 01/19/27	200,000	192,175
Mexico Government (Mexico) 3.500% due 01/21/21	90,000	89,713
3.625% due 03/15/22	296,000	293,141
4.000% due 10/02/23	550,000	548,122
4.150% due 03/28/27	200,000	193,682
4.600% due 01/23/46	500,000	444,625
4.600% due 02/10/48	200,000	178,125
4.750% due 03/08/44	264,000	240,636
6.750% due 09/27/34	225,000	257,148
Panama Government (Panama) 4.000% due 09/22/24	200,000	202,202
4.500% due 05/15/47	350,000	341,250
6.700% due 01/26/36	100,000	122,500
8.875% due 09/30/27	100,000	133,000
Peruvian Government (Peru) 4.125% due 08/25/27	300,000	310,500
8.750% due 11/21/33	200,000	295,000
Philippine Government (Philippines) 3.000% due 02/01/28	200,000	189,488
3.950% due 01/20/40	300,000	294,637
4.000% due 01/15/21	325,000	328,339
6.375% due 10/23/34	250,000	314,075
7.750% due 01/14/31	200,000	269,967
Province of Alberta (Canada) 2.200% due 07/26/22	250,000	244,514
3.350% due 11/01/23	100,000	101,886
Province of British Columbia (Canada) 2.000% due 10/23/22	100,000	97,457
2.650% due 09/22/21	100,000	99,937
Province of Manitoba (Canada) 2.125% due 05/04/22	250,000	244,263
Province of New Brunswick Canada (Canada) 3.625% due 02/24/28	50,000	51,465

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-33

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Province of Ontario (Canada) 2.250% due 05/18/22	$500,000	$489,969
2.400% due 02/08/22	350,000	345,378
4.400% due 04/14/20	250,000	255,325
Province of Quebec (Canada) 2.375% due 01/31/22	250,000	247,120
2.750% due 08/25/21	100,000	100,073
2.750% due 04/12/27	350,000	340,912
3.500% due 07/29/20	100,000	101,279
7.500% due 07/15/23	100,000	118,535
7.500% due 09/15/29	75,000	104,256
Republic of Italy Government (Italy) 6.875% due 09/27/23	150,000	164,130
Republic of Poland Government (Poland) 3.000% due 03/17/23	150,000	148,272
4.000% due 01/22/24	150,000	153,785
The Korea Development Bank (South Korea) 2.000% due 09/12/26	400,000	355,627
3.375% due 03/12/23	200,000	201,086
Ukraine Government AID Bonds 1.847% due 05/29/20	301,000	298,429
Uruguay Government (Uruguay) 4.125% due 11/20/45	143,467	128,762
4.375% due 10/27/27	350,000	351,237
5.100% due 06/18/50	200,000	197,050

Total Foreign Government Bonds & Notes (Cost $17,123,170)		16,741,247

MUNICIPAL BONDS - 0.6%

American Municipal Power Inc OH ‘B’ 6.449% due 02/15/44	25,000	32,178
8.084% due 02/15/50	300,000	478,107
Bay Area Toll Authority CA 6.263% due 04/01/49	25,000	34,128
7.043% due 04/01/50	50,000	71,248
Central Puget Sound Regional Transit Authority WA 5.491% due 11/01/39	25,000	31,127
Chicago O’Hare International Airport 4.472% due 01/01/49	50,000	50,894
Chicago Transit Authority IL ‘B’ 6.899% due 12/01/40	100,000	128,004
City of Chicago IL ‘B’ 7.375% due 01/01/33	35,000	38,547
7.750% due 01/01/42	50,000	53,579
City of Houston TX 3.961% due 03/01/47	50,000	49,471
City of New York NY 5.517% due 10/01/37	40,000	47,230
Commonwealth of Massachusetts 4.910% due 05/01/29	100,000	110,525
5.456% due 12/01/39	25,000	30,361
County of Clark Department of Aviation NV ‘C’ 6.820% due 07/01/45	125,000	178,530
Dallas Independent School District TX ‘C’ 6.450% due 02/15/35	50,000	53,434
Los Angeles Unified School District CA 5.750% due 07/01/34	300,000	355,701
6.758% due 07/01/34	100,000	128,935
Metropolitan Transportation Authority NY 5.871% due 11/15/39	25,000	29,748
6.668% due 11/15/39	55,000	71,794
Municipal Electric Authority of Georgia 6.637% due 04/01/57	25,000	26,497
6.655% due 04/01/57	100,000	110,036
New Jersey Economic Development Authority ‘A’ 7.425% due 02/15/29	125,000	151,604

	Principal Amount	Value
New Jersey Transportation Trust Fund Authority ‘C’ 6.104% due 12/15/28	$150,000	$155,137
New Jersey Turnpike Authority ‘A’ 7.102% due 01/01/41	100,000	136,933
New York City Transitional Finance Authority Future Tax Secured Revenue NY 5.572% due 11/01/38	30,000	35,252
New York City Water & Sewer System 5.952% due 06/15/42	50,000	65,052
6.011% due 06/15/42	10,000	12,943
New York State Urban Development Corp 5.770% due 03/15/39	25,000	28,763
Pennsylvania Turnpike Commission ‘B’ 5.511% due 12/01/45	75,000	92,344
Permanent University Fund - University of Texas System 3.376% due 07/01/47	185,000	168,156
Port Authority of New York & New Jersey 4.031% due 09/01/48	50,000	50,137
4.229% due 10/15/57	30,000	30,242
4.458% due 10/01/62	100,000	102,122
5.647% due 11/01/40	150,000	183,141
San Diego County Regional Transportation Commission CA 5.911% due 04/01/48	50,000	66,556
South Carolina Public Service Authority ‘D’ 2.388% due 12/01/23	50,000	47,490
State Board of Administration Finance Corp FL ‘A’ 2.995% due 07/01/20	100,000	100,160
State of California
3.500% due 04/01/28	100,000	99,994
7.300% due 10/01/39	100,000	137,581
7.500% due 04/01/34	50,000	68,273
7.550% due 04/01/39	150,000	215,398
7.600% due 11/01/40	270,000	394,165
7.625% due 03/01/40	40,000	57,085
State of California Department of Water Resources Power Supply Revenue 2.000% due 05/01/22	25,000	24,297
State of Connecticut ‘D’ 5.090% due 10/01/30	50,000	53,954
State of Illinois
5.100% due 06/01/33	425,000	405,866
6.725% due 04/01/35	100,000	107,267
State of Texas 5.517% due 04/01/39	100,000	124,449
State of Utah ‘D’ 4.554% due 07/01/24	15,000	15,818
State of Wisconsin 3.154% due 05/01/27	250,000	246,847
Texas Transportation Commission State Highway Fund 5.178% due 04/01/30	25,000	28,443
The Ohio State University ‘C’ 4.910% due 06/01/40	300,000	348,102
University of California
3.063% due 07/01/25	50,000	49,404
4.767% due 05/15/15	75,000	77,443
4.858% due 05/15/12	100,000	105,420

Total Municipal Bonds (Cost $5,644,754)		6,095,912

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-34

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value

SHORT-TERM INVESTMENT - 0.3%

Money Market Fund - 0.3%

BlackRock Liquidity Funds T-Fund Portfolio	3,396,215	$3,396,215

Total Short-Term Investment (Cost $3,396,215)		3,396,215

TOTAL INVESTMENTS - 99.8% (Cost $1,047,946,658)		1,030,959,908

OTHER ASSETS & LIABILITIES, NET - 0.2%		2,273,554

NET ASSETS - 100.0%		$1,033,233,462

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	38.6%
Mortgage-Backed Securities	30.1%
Corporate Bonds & Notes	26.7%
Others (each less than 3.0%)	4.4%

99.8%
Other Assets & Liabilities, Net	0.2%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$276,029,114	$-	$276,029,114	$-
	Mortgage-Backed Securities	310,714,049	-	310,714,049	-
	Asset-Backed Securities	4,683,602	-	4,683,602	-
	U.S. Government Agency Issues	14,226,413	-	14,226,413	-
	U.S. Treasury Obligations	399,073,356	-	399,073,356	-
	Foreign Government Bonds & Notes	16,741,247	-	16,741,247	-
	Municipal Bonds	6,095,912	-	6,095,912	-
	Short-Term Investment	3,396,215	3,396,215	-	-

	Total	$1,030,959,908	$3,396,215	$1,027,563,693	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-35

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments

December 31, 2018

	Principal Amount	Value
CORPORATE BONDS & NOTES - 98.2%

Basic Materials - 5.9%

AK Steel Corp 7.000% due 03/15/27	$100,000	$78,500
7.625% due 10/01/21	100,000	90,750
Alcoa Nederland Holding BV 6.750% due 09/30/24 ~	200,000	204,000
Allegheny Technologies Inc 7.875% due 08/15/23	200,000	204,750
Ashland LLC 4.750% due 08/15/22	200,000	197,750
Axalta Coating Systems LLC 4.875% due 08/15/24 ~	150,000	142,500
Baffinland Iron Mines Corp (Canada) 8.750% due 07/15/26 ~	125,000	112,634
Barminco Finance Pty Ltd (Australia) 6.625% due 05/15/22 ~	50,000	49,025
Big River Steel LLC 7.250% due 09/01/25 ~	110,000	109,450
Blue Cube Spinco Inc 10.000% due 10/15/25	85,000	96,475
Blue Cube Spinco LLC 9.750% due 10/15/23	65,000	71,662
Cascades Inc (Canada) 5.500% due 07/15/22 ~	90,000	88,200
CF Industries Inc 3.450% due 06/01/23	255,000	238,106
4.950% due 06/01/43	39,000	30,371
5.375% due 03/15/44	225,000	183,094
7.125% due 05/01/20	24,000	24,780
Clearwater Paper Corp 4.500% due 02/01/23	40,000	36,200
5.375% due 02/01/25 ~	50,000	45,375
Cleveland-Cliffs Inc 5.750% due 03/01/25	240,000	216,600
6.250% due 10/01/40	50,000	38,750
Coeur Mining Inc 5.875% due 06/01/24	50,000	44,188
Commercial Metals Co 4.875% due 05/15/23	100,000	95,000
5.750% due 04/15/26 ~	100,000	93,000
Compass Minerals International Inc 4.875% due 07/15/24 ~	50,000	45,500
Consolidated Energy Finance SA (Switzerland) 6.500% due 05/15/26 ~	150,000	144,375
Constellium NV 5.750% due 05/15/24 ~	50,000	46,250
6.625% due 03/01/25 ~	250,000	232,500
CVR Partners LP 9.250% due 06/15/23 ~	100,000	104,375
Eldorado Gold Corp (Canada) 6.125% due 12/15/20 ~	160,000	146,000
FMG Resources Pty Ltd (Australia) 4.750% due 05/15/22 ~	75,000	71,531
5.125% due 03/15/23 ~	115,000	108,387
5.125% due 05/15/24 ~	90,000	83,137
Freeport-McMoRan Inc 3.100% due 03/15/20	100,000	98,000
3.550% due 03/01/22	400,000	379,500
3.875% due 03/15/23	200,000	185,500
5.400% due 11/14/34	70,000	55,475
5.450% due 03/15/43	350,000	268,187
6.875% due 02/15/23	350,000	362,250
GCP Applied Technologies Inc 5.500% due 04/15/26 ~	100,000	97,750
Hecla Mining Co 6.875% due 05/01/21	100,000	98,312

	Principal Amount	Value
Hexion Inc 6.625% due 04/15/20	$148,000	$118,400
9.000% due 11/15/20	100,000	44,500
10.000% due 04/15/20	100,000	83,000
10.375% due 02/01/22 ~	245,000	196,612
13.750% due 02/01/22 ~	25,000	12,125
Hi-Crush Partners LP 9.500% due 08/01/26 ~	100,000	74,000
Hudbay Minerals Inc (Canada) 7.250% due 01/15/23 ~	200,000	198,500
7.625% due 01/15/25 ~	25,000	24,563
Huntsman International LLC 4.875% due 11/15/20	100,000	100,750
5.125% due 11/15/22	100,000	101,125
IAMGOLD Corp (Canada) 7.000% due 04/15/25 ~	50,000	47,250
Ingevity Corp 4.500% due 02/01/26 ~	100,000	90,750
Joseph T Ryerson & Son Inc 11.000% due 05/15/22 ~	125,000	126,250
Kissner Holdings LP (Canada) 8.375% due 12/01/22 ~	100,000	100,000
Kraton Polymers LLC 7.000% due 04/15/25 ~	100,000	92,500
Mercer International Inc (Canada) 5.500% due 01/15/26	150,000	135,000
Momentive Performance Materials Inc 3.880% due 10/24/21	95,000	101,056
4.690% due 04/24/22	50,000	54,938
Mountain Province Diamonds Inc (Canada) 8.000% due 12/15/22 ~	50,000	50,338
New Gold Inc (Canada) 6.250% due 11/15/22 ~	100,000	84,500
Northwest Acquisitions ULC 7.125% due 11/01/22 ~	86,000	85,229
Nufarm Australia Ltd (Australia) 5.750% due 04/30/26 ~	150,000	137,475
OCI NV (Netherlands) 6.625% due 04/15/23 ~	200,000	197,500
Olin Corp 5.000% due 02/01/30	50,000	44,000
5.125% due 09/15/27	60,000	55,500
5.500% due 08/15/22	100,000	101,500
Platform Specialty Products Corp 5.875% due 12/01/25 ~	85,000	79,900
6.500% due 02/01/22 ~	236,000	236,885
PolyOne Corp 5.250% due 03/15/23	91,000	88,270
PQ Corp 5.750% due 12/15/25 ~	100,000	93,000
6.750% due 11/15/22 ~	50,000	51,750
Rain CII Carbon LLC 7.250% due 04/01/25 ~	100,000	91,000
Rayonier AM Products Inc 5.500% due 06/01/24 ~	81,000	71,685
Resolute Forest Products Inc 5.875% due 05/15/23	100,000	99,500
Schweitzer-Mauduit International Inc 6.875% due 10/01/26 ~	75,000	70,688
SPCM SA (France) 4.875% due 09/15/25 ~	80,000	69,800
Starfruit Finco BV (Netherlands) 8.000% due 10/01/26 ~	150,000	139,125
Steel Dynamics Inc 5.000% due 12/15/26	100,000	95,000
5.125% due 10/01/21	210,000	210,000
5.500% due 10/01/24	10,000	9,925
Stora Enso OYJ (Finland) 7.250% due 04/15/36 ~	100,000	115,500
Taseko Mines Ltd (Canada) 8.750% due 06/15/22 ~	25,000	22,563

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-36

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Teck Resources Ltd (Canada) 5.200% due 03/01/42	$50,000	$42,250
6.250% due 07/15/41	300,000	285,750
8.500% due 06/01/24 ~	238,000	255,552
The Chemours Co 5.375% due 05/15/27	55,000	49,775
6.625% due 05/15/23	180,000	182,475
7.000% due 05/15/25	130,000	131,625
TPC Group Inc 8.750% due 12/15/20 ~	100,000	95,500
Trinseo Materials Operating SCA 5.375% due 09/01/25 ~	75,000	65,925
Tronox Finance PLC 5.750% due 10/01/25 ~	50,000	40,688
Tronox Inc 6.500% due 04/15/26 ~	150,000	125,062
United States Steel Corp 6.250% due 03/15/26	140,000	123,025
6.875% due 08/15/25	71,000	65,320
Valvoline Inc 5.500% due 07/15/24	100,000	98,000
Venator Finance SARL 5.750% due 07/15/25 ~	100,000	80,500
Versum Materials Inc 5.500% due 09/30/24 ~	60,000	59,550
WR Grace & Co 5.125% due 10/01/21 ~	50,000	49,625
5.625% due 10/01/24 ~	100,000	99,875

		10,870,638

Communications - 19.4%

Acosta Inc 7.750% due 10/01/22 ~	80,000	15,200
Altice Financing SA (Luxembourg) 6.625% due 02/15/23 ~	200,000	192,500
7.500% due 05/15/26 ~	500,000	457,500
Altice Finco SA (Luxembourg) 8.125% due 01/15/24 ~	200,000	187,000
Altice France SA (France) 6.250% due 05/15/24 ~	150,000	140,438
7.375% due 05/01/26 ~	967,000	889,640
8.125% due 02/01/27 ~	200,000	189,000
Altice Luxembourg SA (Luxembourg) 7.625% due 02/15/25 ~	200,000	150,250
7.750% due 05/15/22 ~	400,000	365,500
AMC Networks Inc 4.750% due 12/15/22	118,000	115,640
4.750% due 08/01/25	150,000	136,500
5.000% due 04/01/24	100,000	95,000
Anixter Inc 5.125% due 10/01/21	50,000	50,125
5.500% due 03/01/23	100,000	100,250
6.000% due 12/01/25 ~	50,000	49,750
Block Communications Inc 6.875% due 02/15/25 ~	50,000	50,375
C&W Senior Financing DAC (Ireland) 6.875% due 09/15/27 ~	200,000	185,550
Cablevision Systems Corp 5.875% due 09/15/22	100,000	98,500
8.000% due 04/15/20	100,000	101,500
CBS Radio Inc 7.250% due 11/01/24 ~	100,000	93,500
CCO Holdings LLC 4.000% due 03/01/23 ~	143,000	133,705
5.000% due 02/01/28 ~	266,000	245,385
5.125% due 02/15/23	125,000	122,188
5.125% due 05/01/23 ~	175,000	170,625
5.125% due 05/01/27 ~	475,000	443,602
5.250% due 03/15/21	100,000	100,125
5.250% due 09/30/22	200,000	198,625

	Principal Amount	Value
5.375% due 05/01/25 ~	$100,000	$96,125
5.500% due 05/01/26 ~	150,000	144,563
5.750% due 09/01/23	85,000	84,788
5.750% due 01/15/24	350,000	349,125
5.750% due 02/15/26 ~	365,000	358,612
5.875% due 04/01/24 ~	242,000	241,395
5.875% due 05/01/27 ~	100,000	97,250
Cengage Learning Inc 9.500% due 06/15/24 ~	111,000	76,035
CenturyLink Inc 5.625% due 04/01/20	122,000	121,848
5.625% due 04/01/25	300,000	264,750
5.800% due 03/15/22	225,000	217,687
6.450% due 06/15/21	200,000	200,250
7.500% due 04/01/24	150,000	145,125
7.600% due 09/15/39	100,000	79,500
7.650% due 03/15/42	100,000	79,250
Cincinnati Bell Inc 7.000% due 07/15/24 ~	150,000	124,500
Clear Channel International BV 8.750% due 12/15/20 ~	100,000	101,250
Clear Channel Worldwide Holdings Inc 6.500% due 11/15/22	407,000	408,175
7.625% due 03/15/20	300,000	293,625
Cogent Communications Finance Inc 5.625% due 04/15/21 ~	100,000	99,750
CommScope Inc 5.500% due 06/15/24 ~	110,000	101,063
CommScope Technologies LLC 5.000% due 03/15/27 ~	150,000	121,875
6.000% due 06/15/25 ~	257,000	235,155
Consolidated Communications Inc 6.500% due 10/01/22	100,000	88,500
CSC Holdings LLC 5.125% due 12/15/21 ~	100,000	98,250
5.250% due 06/01/24	200,000	183,750
5.375% due 07/15/23 ~	200,000	195,684
5.375% due 02/01/28 ~	200,000	184,436
5.500% due 05/15/26 ~	200,000	189,000
5.500% due 04/15/27 ~	200,000	186,500
6.750% due 11/15/21	100,000	102,750
7.500% due 04/01/28 ~	400,000	401,000
10.125% due 01/15/23 ~	300,000	323,478
10.875% due 10/15/25 ~	335,000	377,016
DISH DBS Corp 5.000% due 03/15/23	285,000	238,331
5.125% due 05/01/20	200,000	198,000
5.875% due 07/15/22	300,000	277,125
5.875% due 11/15/24	365,000	295,194
6.750% due 06/01/21	200,000	198,440
7.750% due 07/01/26	318,000	263,940
Embarq Corp 7.995% due 06/01/36	200,000	182,000
Frontier Communications Corp 6.875% due 01/15/25	130,000	66,625
7.125% due 01/15/23	35,000	19,950
7.625% due 04/15/24	150,000	78,000
8.500% due 04/01/26 ~	330,000	289,575
8.750% due 04/15/22	200,000	127,500
9.000% due 08/15/31	200,000	108,000
10.500% due 09/15/22	235,000	164,500
11.000% due 09/15/25	580,000	363,921
Gogo Intermediate Holdings LLC 12.500% due 07/01/22 ~	105,000	112,673
Gray Escrow Inc 7.000% due 05/15/27 ~	140,000	136,839
Gray Television Inc 5.125% due 10/15/24 ~	45,000	41,603
5.875% due 07/15/26 ~	175,000	163,590
GTT Communications Inc 7.875% due 12/31/24 ~	100,000	87,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-37

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
HC2 Holdings Inc 11.500% due 12/01/21 ~	$100,000	$93,706
Hughes Satellite Systems Corp 5.250% due 08/01/26	75,000	69,000
6.625% due 08/01/26	265,000	243,469
7.625% due 06/15/21	95,000	98,800
Inmarsat Finance PLC (United Kingdom) 4.875% due 05/15/22 ~	190,000	179,780
Intelsat Connect Finance SA (Luxembourg) 9.500% due 02/15/23 ~	165,000	142,725
Intelsat Jackson Holdings SA (Luxembourg) 5.500% due 08/01/23	205,000	179,375
8.000% due 02/15/24 ~	250,000	258,125
8.500% due 10/15/24 ~	550,000	536,250
9.500% due 09/30/22 ~	50,000	57,250
9.750% due 07/15/25 ~	275,000	277,145
Intelsat Luxembourg SA (Luxembourg) 8.125% due 06/01/23	225,000	175,500
Iridium Communications Inc 10.250% due 04/15/23 ~	100,000	106,000
Koninklijke KPN NV (Netherlands) 7.000% due 03/28/73 ~	200,000	205,250
Lamar Media Corp 5.000% due 05/01/23	200,000	200,000
5.375% due 01/15/24	45,000	45,225
Lee Enterprises Inc 9.500% due 03/15/22 ~	50,000	51,250
Level 3 Financing Inc 5.125% due 05/01/23	150,000	145,312
5.250% due 03/15/26	100,000	91,750
5.375% due 08/15/22	185,000	181,851
5.375% due 01/15/24	200,000	191,000
5.375% due 05/01/25	80,000	75,200
5.625% due 02/01/23	75,000	73,875
6.125% due 01/15/21	50,000	50,125
Level 3 Parent LLC 5.750% due 12/01/22	100,000	98,459
Liberty Interactive LLC 8.250% due 02/01/30	100,000	98,000
Match Group Inc 5.000% due 12/15/27 ~	100,000	92,250
McGraw-Hill Global Education Holdings LLC 7.875% due 05/15/24 ~	100,000	78,375
MDC Partners Inc 6.500% due 05/01/24 ~	100,000	91,500
Meredith Corp 6.875% due 02/01/26 ~	175,000	171,500
Midcontinent Communications 6.875% due 08/15/23 ~	125,000	129,431
Netflix Inc 4.375% due 11/15/26	105,000	95,550
4.875% due 04/15/28	200,000	183,000
5.375% due 02/01/21	100,000	101,500
5.500% due 02/15/22	150,000	151,644
5.875% due 02/15/25	225,000	227,531
5.875% due 11/15/28 ~	280,000	273,540
6.375% due 05/15/29 ~	80,000	79,100
Nexstar Broadcasting Inc 5.625% due 08/01/24 ~	159,000	149,062
5.875% due 11/15/22	100,000	100,000
Nokia OYJ (Finland) 3.375% due 06/12/22	120,000	113,700
4.375% due 06/12/27	120,000	111,900
6.625% due 05/15/39	50,000	51,000
Outfront Media Capital LLC 5.250% due 02/15/22	50,000	49,938
5.625% due 02/15/24	75,000	74,156
5.875% due 03/15/25	100,000	98,500
Plantronics Inc 5.500% due 05/31/23 ~	126,000	117,495

	Principal Amount	Value
Qualitytech LP 4.750% due 11/15/25 ~	$60,000	$56,400
Quebecor Media Inc (Canada) 5.750% due 01/15/23	100,000	101,000
Qwest Capital Funding Inc 7.750% due 02/15/31	150,000	123,000
Qwest Corp 6.875% due 09/15/33	300,000	268,937
7.250% due 09/15/25	85,000	87,666
Radiate Holdco LLC 6.625% due 02/15/25 ~	125,000	108,438
Sable International Finance Ltd 6.875% due 08/01/22 ~	100,000	102,300
Salem Media Group Inc 6.750% due 06/01/24 ~	50,000	44,625
Sinclair Television Group Inc 5.375% due 04/01/21	100,000	100,000
5.625% due 08/01/24 ~	195,000	183,300
5.875% due 03/15/26 ~	150,000	140,438
Sirius XM Radio Inc 3.875% due 08/01/22 ~	341,000	328,093
4.625% due 05/15/23 ~	80,000	77,000
5.000% due 08/01/27 ~	160,000	146,800
5.375% due 07/15/26 ~	171,000	160,526
6.000% due 07/15/24 ~	195,000	196,219
Sprint Capital Corp 6.875% due 11/15/28	300,000	284,250
8.750% due 03/15/32	300,000	317,250
Sprint Communications Inc 6.000% due 11/15/22	400,000	393,532
7.000% due 03/01/20 ~	100,000	102,750
7.000% due 08/15/20	450,000	461,835
11.500% due 11/15/21	200,000	227,500
Sprint Corp 7.125% due 06/15/24	200,000	198,712
7.250% due 09/15/21	450,000	461,700
7.625% due 02/15/25	250,000	250,625
7.625% due 03/01/26	300,000	297,000
7.875% due 09/15/23	600,000	617,250
Symantec Corp 4.200% due 09/15/20	100,000	99,125
5.000% due 04/15/25 ~	240,000	224,535
T-Mobile USA Inc 4.000% due 04/15/22	200,000	195,500
4.500% due 02/01/26	145,000	133,581
4.750% due 02/01/28	295,000	268,081
5.125% due 04/15/25	30,000	29,250
6.000% due 03/01/23	365,000	367,712
6.000% due 04/15/24	100,000	100,250
6.375% due 03/01/25	325,000	329,862
6.500% due 01/15/26	280,000	286,300
TEGNA Inc 4.875% due 09/15/21 ~	200,000	196,000
5.125% due 07/15/20	88,000	88,019
6.375% due 10/15/23	100,000	100,625
Telecom Italia Capital SA (Italy) 6.000% due 09/30/34	300,000	261,000
7.200% due 07/18/36	350,000	336,000
Telecom Italia SPA (Italy) 5.303% due 05/30/24 ~	250,000	238,437
Telefonaktiebolaget LM Ericsson (Sweden) 4.125% due 05/15/22	200,000	196,867
Telenet Finance Luxembourg Notes SARL (Belgium) 5.500% due 03/01/28 ~	200,000	182,000
Telesat Canada (Canada) 8.875% due 11/15/24 ~	85,000	88,613
The EW Scripps Co 5.125% due 05/15/25 ~	100,000	92,000
The McClatchy Co 9.000% due 07/15/26 ~	79,000	78,013

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-38

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Townsquare Media Inc 6.500% due 04/01/23 ~	$45,000	$41,569
Tribune Media Co 5.875% due 07/15/22	175,000	176,750
Trilogy International Partners LLC (New Zealand) 8.875% due 05/01/22 ~	100,000	97,000
United States Cellular Corp 6.700% due 12/15/33	100,000	97,661
Unitymedia GmbH (Germany) 6.125% due 01/15/25 ~	300,000	302,970
Univision Communications Inc 5.125% due 05/15/23 ~	250,000	225,000
5.125% due 02/15/25 ~	199,000	175,120
6.750% due 09/15/22 ~	29,000	29,355
UPCB Finance IV Ltd (Netherlands) 5.375% due 01/15/25 ~	200,000	187,524
Urban One Inc 7.375% due 04/15/22 ~	100,000	95,000
VeriSign Inc 4.625% due 05/01/23	75,000	74,063
4.750% due 07/15/27	95,000	89,447
5.250% due 04/01/25	100,000	99,375
Viacom Inc 5.875% due 02/28/57	120,000	109,372
6.250% due 02/28/57	92,000	86,138
ViaSat Inc 5.625% due 09/15/25 ~	148,000	136,900
Videotron Ltd (Canada) 5.125% due 04/15/27 ~	200,000	189,500
5.375% due 06/15/24 ~	100,000	99,375
Virgin Media Finance PLC (United Kingdom) 5.750% due 01/15/25 ~	250,000	235,945
Virgin Media Secured Finance PLC (United Kingdom) 5.250% due 01/15/21	25,000	24,946
5.250% due 01/15/26 ~	200,000	184,000
5.500% due 08/15/26 ~	100,000	92,735
Wind Tre SPA (Italy) 5.000% due 01/20/26 ~	200,000	165,752
Windstream Services LLC 8.625% due 10/31/25 ~	138,000	123,510
9.000% due 06/30/25 ~	249,000	169,942
WTT Investment Ltd (Hong Kong) 5.500% due 11/21/22 ~	200,000	195,644
Zayo Group LLC 5.750% due 01/15/27 ~	295,000	264,025
6.000% due 04/01/23	190,000	180,737
6.375% due 05/15/25	100,000	93,375
Ziggo Bond Co BV (Netherlands) 6.000% due 01/15/27 ~	200,000	175,500
Ziggo BV (Netherlands) 5.500% due 01/15/27 ~	250,000	224,375

		35,499,454

Consumer, Cyclical - 14.1%

24 Hour Fitness Worldwide Inc 8.000% due 06/01/22 ~	70,000	66,325
Adient Global Holdings Ltd 4.875% due 08/15/26 ~	200,000	154,000
Air Canada (Canada) 7.750% due 04/15/21 ~	50,000	53,113
Algeco Global Finance PLC (United Kingdom) 8.000% due 02/15/23 ~	145,000	135,937
Allison Transmission Inc 5.000% due 10/01/24 ~	170,000	163,837
AMC Entertainment Holdings Inc 5.875% due 02/15/22	100,000	97,375
5.875% due 11/15/26	215,000	184,900

	Principal Amount	Value
American Airlines Group Inc 4.625% due 03/01/20 ~	$100,000	$99,875
American Axle & Manufacturing Inc 6.250% due 04/01/25	100,000	91,375
6.250% due 03/15/26	75,000	67,688
6.500% due 04/01/27	65,000	58,419
6.625% due 10/15/22	114,000	113,145
American Builders & Contractors Supply Co Inc 5.750% due 12/15/23 ~	175,000	173,687
5.875% due 05/15/26 ~	80,000	76,475
American Greetings Corp 7.875% due 02/15/25 ~	100,000	85,250
Aramark Services Inc 5.000% due 04/01/25 ~	100,000	98,000
5.000% due 02/01/28 ~	200,000	187,000
5.125% due 01/15/24	115,000	114,137
Asbury Automotive Group Inc 6.000% due 12/15/24	100,000	96,250
Ashton Woods USA LLC 6.750% due 08/01/25 ~	100,000	87,500
BCD Acquisition Inc 9.625% due 09/15/23 ~	80,000	82,600
Beacon Roofing Supply Inc 4.875% due 11/01/25 ~	227,000	200,327
Beazer Homes USA Inc 8.750% due 03/15/22	105,000	105,263
Bed Bath & Beyond Inc 5.165% due 08/01/44	200,000	134,250
Boyd Gaming Corp 6.000% due 08/15/26	165,000	154,894
6.375% due 04/01/26	100,000	97,125
6.875% due 05/15/23	112,000	113,540
Brinker International Inc 3.875% due 05/15/23	100,000	93,000
Brookfield Residential Properties Inc (Canada) 6.125% due 07/01/22 ~	100,000	94,875
6.375% due 05/15/25 ~	50,000	45,875
6.500% due 12/15/20 ~	90,000	90,113
Caesars Resort Collection LLC 5.250% due 10/15/25 ~	224,000	193,200
Caleres Inc 6.250% due 08/15/23	59,000	59,295
Carmike Cinemas Inc 6.000% due 06/15/23 ~	100,000	100,250
Carrols Restaurant Group Inc 8.000% due 05/01/22	100,000	100,375
Cedar Fair LP 5.375% due 06/01/24	100,000	98,250
5.375% due 04/15/27	80,000	75,900
Century Communities Inc 5.875% due 07/15/25	100,000	88,625
Churchill Downs Inc 4.750% due 01/15/28 ~	81,000	73,686
Cinemark USA Inc 4.875% due 06/01/23	125,000	120,312
5.125% due 12/15/22	15,000	14,831
Cirsa Finance International Sarl (Spain) 7.875% due 12/20/23 ~	200,000	198,886
Constellation Merger Sub Inc 8.500% due 09/15/25 ~	100,000	90,250
Core & Main LP 6.125% due 08/15/25 ~	110,000	98,175
Cumberland Farms Inc 6.750% due 05/01/25 ~	50,000	50,625
Dana Financing Luxembourg SARL 5.750% due 04/15/25 ~	100,000	93,750
Dana Inc 5.500% due 12/15/24	200,000	187,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-39

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Delphi Technologies PLC 5.000% due 10/01/25 ~	$105,000	$88,645
Diamond Resorts International Inc 7.750% due 09/01/23 ~	55,000	53,006
10.750% due 09/01/24 ~	125,000	112,812
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500% due 02/15/23 ~	100,000	99,000
DriveTime Automotive Group Inc 8.000% due 06/01/21 ~	100,000	100,514
Eldorado Resorts Inc 6.000% due 04/01/25	190,000	184,232
6.000% due 09/15/26 ~	45,000	42,638
Ferrellgas LP 6.500% due 05/01/21	100,000	82,500
6.750% due 06/15/23	100,000	81,000
Ferrellgas Partners LP 8.625% due 06/15/20	100,000	71,875
Fiat Chrysler Automobiles NV (United Kingdom) 4.500% due 04/15/20	200,000	200,990
5.250% due 04/15/23	250,000	246,367
GameStop Corp 6.750% due 03/15/21 ~	100,000	100,000
Global Partners LP 7.000% due 06/15/23	100,000	95,375
Golden Nugget Inc 6.750% due 10/15/24 ~	160,000	151,200
8.750% due 10/01/25 ~	110,000	106,150
Group 1 Automotive Inc 5.000% due 06/01/22	165,000	156,631
Guitar Center Escrow Issuer Inc 9.500% due 10/15/21 ~	175,000	162,312
H&E Equipment Services Inc 5.625% due 09/01/25	143,000	131,739
Hanesbrands Inc 4.625% due 05/15/24 ~	161,000	151,742
4.875% due 05/15/26 ~	80,000	72,500
HD Supply Inc 5.375% due 10/15/26 ~	100,000	97,359
Hilton Domestic Operating Co Inc 4.250% due 09/01/24	155,000	146,862
5.125% due 05/01/26 ~	165,000	158,812
Hilton Worldwide Finance LLC 4.625% due 04/01/25	120,000	114,000
4.875% due 04/01/27	115,000	108,244
Hot Topic Inc 9.250% due 06/15/21 ~	39,000	38,415
IHO Verwaltungs GmbH (Germany) 4.750% Cash or 5.500% PIK due 09/15/26 ~	200,000	175,114
International Game Technology PLC 6.250% due 02/15/22 ~	400,000	403,000
6.500% due 02/15/25 ~	100,000	99,000
IRB Holding Corp 6.750% due 02/15/26 ~	100,000	87,750
Jack Ohio Finance LLC 6.750% due 11/15/21 ~	190,000	192,375
Jacobs Entertainment Inc 7.875% due 02/01/24 ~	50,000	51,625
Jaguar Land Rover Automotive PLC (United Kingdom) 4.500% due 10/01/27 ~	325,000	243,750
JC Penney Corp Inc 5.650% due 06/01/20	2,000	1,530
5.875% due 07/01/23 ~	30,000	24,150
6.375% due 10/15/36	51,000	16,575
7.400% due 04/01/37	63,000	21,420
8.125% due 10/01/19	6,000	5,610
8.625% due 03/15/25 ~	170,000	91,800

	Principal Amount	Value
K Hovnanian Enterprises Inc 10.000% due 07/15/22 ~	$100,000	$88,000
10.500% due 07/15/24 ~	100,000	83,500
KAR Auction Services Inc 5.125% due 06/01/25 ~	180,000	163,350
KB Home 7.000% due 12/15/21	100,000	102,125
7.500% due 09/15/22	100,000	103,250
KFC Holding Co 4.750% due 06/01/27 ~	100,000	93,250
5.000% due 06/01/24 ~	163,000	157,702
5.250% due 06/01/26 ~	142,000	137,744
KGA Escrow LLC 7.500% due 08/15/23 ~	100,000	98,875
L Brands Inc 5.250% due 02/01/28	270,000	231,187
5.625% due 10/15/23	100,000	98,375
6.694% due 01/15/27	195,000	182,325
6.750% due 07/01/36	90,000	73,800
6.875% due 11/01/35	150,000	126,030
7.600% due 07/15/37	100,000	79,000
Lennar Corp 2.950% due 11/29/20	100,000	97,140
4.125% due 01/15/22	60,000	57,825
4.500% due 04/30/24	115,000	108,962
4.750% due 04/01/21	90,000	89,438
4.750% due 11/15/22	100,000	97,375
4.750% due 05/30/25	100,000	94,125
4.750% due 11/29/27	118,000	106,938
4.875% due 12/15/23	50,000	48,188
5.000% due 06/15/27	100,000	92,375
5.875% due 11/15/24	100,000	100,375
6.625% due 05/01/20	50,000	51,625
8.375% due 01/15/21	100,000	106,750
Levi Strauss & Co 5.000% due 05/01/25	140,000	137,550
LGI Homes Inc 6.875% due 07/15/26 ~	75,000	67,688
Live Nation Entertainment Inc 4.875% due 11/01/24 ~	115,000	109,537
5.375% due 06/15/22 ~	25,000	24,875
5.625% due 03/15/26 ~	100,000	98,000
LKQ Corp 4.750% due 05/15/23	100,000	95,500
LTF Merger Sub Inc 8.500% due 06/15/23 ~	100,000	101,750
M/I Homes Inc 6.750% due 01/15/21	100,000	99,875
Marriott Ownership Resorts Inc 6.500% due 09/15/26 ~	145,000	140,469
Mattamy Group Corp (Canada) 6.500% due 10/01/25 ~	150,000	135,000
Mattel Inc 6.750% due 12/31/25 ~	497,000	444,661
MDC Holdings Inc 5.500% due 01/15/24	100,000	96,500
Meritage Homes Corp 6.000% due 06/01/25	200,000	189,500
Meritor Inc 6.250% due 02/15/24	100,000	96,000
MGM Resorts International 4.625% due 09/01/26	150,000	135,375
5.750% due 06/15/25	250,000	242,500
6.000% due 03/15/23	100,000	100,750
6.625% due 12/15/21	219,000	225,022
6.750% due 10/01/20	100,000	103,000
7.750% due 03/15/22	200,000	213,250
Michaels Stores Inc 5.875% due 12/15/20 ~	50,000	49,938
Mohegan Gaming & Entertainment 7.875% due 10/15/24 ~	155,000	145,506

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-40

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
National CineMedia LLC 6.000% due 04/15/22	$50,000	$50,313
Navistar International Corp 6.625% due 11/01/25 ~	176,000	170,720
NCL Corp Ltd 4.750% due 12/15/21 ~	73,000	72,635
Neiman Marcus Group Ltd LLC 8.000% due 10/15/21 ~	127,000	53,023
8.750% Cash or 9.50% PIK due 10/15/21 ~	88,424	37,580
New Red Finance Inc (Canada) 4.250% due 05/15/24 ~	215,000	198,512
4.625% due 01/15/22 ~	256,000	248,320
5.000% due 10/15/25 ~	404,000	372,690
Party City Holdings Inc 6.625% due 08/01/26 ~	135,000	123,187
Penn National Gaming Inc 5.625% due 01/15/27 ~	100,000	89,750
Penske Automotive Group Inc 3.750% due 08/15/20	100,000	98,000
5.500% due 05/15/26	65,000	60,694
5.750% due 10/01/22	100,000	100,250
Performance Food Group Inc 5.500% due 06/01/24 ~	50,000	48,563
PetSmart Inc 5.875% due 06/01/25 ~	205,000	149,137
7.125% due 03/15/23 ~	267,000	156,862
8.875% due 06/01/25 ~	75,000	43,875
PriSo Acquisition Corp 9.000% due 05/15/23 ~	50,000	50,813
PulteGroup Inc 4.250% due 03/01/21	114,286	113,715
5.000% due 01/15/27	80,000	72,700
5.500% due 03/01/26	100,000	96,625
6.000% due 02/15/35	100,000	87,000
6.375% due 05/15/33	100,000	91,750
Rite Aid Corp 6.125% due 04/01/23 ~	290,000	230,187
7.700% due 02/15/27	50,000	33,250
Rivers Pittsburgh Borrower LP 6.125% due 08/15/21 ~	70,000	68,075
Sabre GLBL Inc 5.250% due 11/15/23 ~	130,000	129,025
5.375% due 04/15/23 ~	47,000	47,000
Sally Holdings LLC 5.625% due 12/01/25	140,000	129,325
Scientific Games International Inc 5.000% due 10/15/25 ~	305,000	272,975
10.000% due 12/01/22	300,000	304,872
Seminole Hard Rock Entertainment Inc 5.875% due 05/15/21 ~	20,000	20,050
Shea Homes LP 5.875% due 04/01/23 ~	100,000	91,750
6.125% due 04/01/25 ~	50,000	44,500
Signet UK Finance PLC 4.700% due 06/15/24	100,000	88,750
Silversea Cruise Finance Ltd 7.250% due 02/01/25 ~	85,000	90,287
Six Flags Entertainment Corp 4.875% due 07/31/24 ~	100,000	94,500
5.500% due 04/15/27 ~	100,000	94,500
Sonic Automotive Inc 5.000% due 05/15/23	100,000	91,250
SRS Distribution Inc 8.250% due 07/01/26 ~	100,000	92,000
Staples Inc 8.500% due 09/15/25 ~	140,000	127,008
Stars Group Holdings BV (Canada) 7.000% due 07/15/26 ~	123,000	119,925
Station Casinos LLC 5.000% due 10/01/25 ~	134,000	121,605

	Principal Amount	Value
Suburban Propane Partners LP 5.500% due 06/01/24	$50,000	$46,750
5.875% due 03/01/27	100,000	89,000
Sugarhouse HSP Gaming Prop Mezz LP 5.875% due 05/15/25 ~	100,000	93,750
Taylor Morrison Communities Inc 5.250% due 04/15/21 ~	100,000	99,375
5.625% due 03/01/24 ~	100,000	95,500
Tempur Sealy International Inc 5.500% due 06/15/26	64,000	58,720
5.625% due 10/15/23	100,000	96,750
Tenneco Inc 5.000% due 07/15/26	80,000	61,940
5.375% due 12/15/24	25,000	21,688
Tesla Inc 5.300% due 08/15/25 ~	244,000	212,890
The Enterprise Development Authority 12.000% due 07/15/24 ~	80,000	73,200
The Gap Inc 5.950% due 04/12/21	150,000	153,240
The Goodyear Tire & Rubber Co 4.875% due 03/15/27	135,000	118,969
5.000% due 05/31/26	180,000	162,675
5.125% due 11/15/23	115,000	113,131
The Men’s Wearhouse Inc 7.000% due 07/01/22	40,000	40,400
The New Home Co Inc 7.250% due 04/01/22	119,000	108,588
The Scotts Miracle-Gro Co 5.250% due 12/15/26	100,000	91,250
The William Carter Co 5.250% due 08/15/21	50,000	49,875
Titan International Inc 6.500% due 11/30/23	150,000	135,000
Toll Brothers Finance Corp 4.350% due 02/15/28	100,000	86,000
4.375% due 04/15/23	200,000	188,500
5.875% due 02/15/22	100,000	100,875
TRI Pointe Group Inc 5.250% due 06/01/27	100,000	79,125
5.875% due 06/15/24	100,000	89,625
Under Armour Inc 3.250% due 06/15/26	100,000	83,448
United Continental Holdings Inc 4.250% due 10/01/22	100,000	96,625
6.000% due 12/01/20	150,000	154,500
Univar USA Inc 6.750% due 07/15/23 ~	100,000	99,125
Viking Cruises Ltd 5.875% due 09/15/27 ~	134,000	125,290
Virgin Australia Holdings Ltd (Australia) 7.875% due 10/15/21 ~	100,000	97,750
Vista Outdoor Inc 5.875% due 10/01/23	100,000	91,500
VOC Escrow Ltd 5.000% due 02/15/28 ~	160,000	148,400
Wabash National Corp 5.500% due 10/01/25 ~	75,000	64,594
William Lyon Homes Inc 6.000% due 09/01/23	100,000	90,500
7.000% due 08/15/22	100,000	99,250
Williams Scotsman International Inc 6.875% due 08/15/23 ~	100,000	96,250
7.875% due 12/15/22 ~	50,000	49,000
WMG Acquisition Corp 4.875% due 11/01/24 ~	15,000	14,288
5.500% due 04/15/26 ~	200,000	191,500
Wolverine World Wide Inc 5.000% due 09/01/26 ~	100,000	92,750

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-41

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Wyndham Destinations Inc 4.250% due 03/01/22	$200,000	$191,500
5.400% due 04/01/24	100,000	95,750
5.750% due 04/01/27	100,000	92,125
Wyndham Hotels & Resorts Inc 5.375% due 04/15/26 ~	85,000	82,025
Wynn Las Vegas LLC 4.250% due 05/30/23 ~	100,000	94,375
5.250% due 05/15/27 ~	70,000	61,688
5.500% due 03/01/25 ~	300,000	280,500
Wynn Macau Ltd (Macau) 5.500% due 10/01/27 ~	200,000	174,500
Yum! Brands Inc 3.875% due 11/01/20	100,000	98,500
5.350% due 11/01/43	100,000	83,500
6.875% due 11/15/37	100,000	98,500

		25,842,151

Consumer, Non-Cyclical - 17.3%

Acadia Healthcare Co Inc 5.625% due 02/15/23	65,000	61,913
6.125% due 03/15/21	100,000	99,500
6.500% due 03/01/24	100,000	97,000
ACCO Brands Corp 5.250% due 12/15/24 ~	100,000	89,750
ACE Cash Express Inc 12.000% due 12/15/22 ~	90,000	78,975
Advanz Pharma Corp (Canada) 8.000% due 09/06/24	32,000	30,400
Agiliti Health Inc 7.625% due 08/15/20	100,000	99,375
Ahern Rentals Inc 7.375% due 05/15/23 ~	75,000	60,375
Air Medical Group Holdings Inc 6.375% due 05/15/23 ~	100,000	85,000
Albertsons Cos LLC 5.750% due 03/15/25	270,000	237,600
6.625% due 06/15/24	84,000	78,330
Aptim Corp 7.750% due 06/15/25 ~	50,000	38,250
APX Group Inc 7.875% due 12/01/22	158,000	150,100
8.750% due 12/01/20	180,000	171,900
Atento Luxco 1 SA (Spain) 6.125% due 08/10/22 ~	100,000	97,000
Avantor Inc 6.000% due 10/01/24 ~	210,000	206,850
9.000% due 10/01/25 ~	311,000	311,777
Avis Budget Car Rental LLC 5.500% due 04/01/23	283,000	274,156
Avon International Operations Inc (United Kingdom) 7.875% due 08/15/22 ~	70,000	69,300
Avon Products Inc (United Kingdom) 7.000% due 03/15/23	200,000	170,500
B&G Foods Inc 4.625% due 06/01/21	63,000	61,661
5.250% due 04/01/25	158,000	147,533
Bausch Health Cos Inc 5.500% due 11/01/25 ~	246,000	230,317
5.625% due 12/01/21 ~	194,000	191,211
5.875% due 05/15/23 ~	650,000	603,687
6.125% due 04/15/25 ~	400,000	350,000
6.500% due 03/15/22 ~	190,000	191,725
7.000% due 03/15/24 ~	255,000	258,187
9.000% due 12/15/25 ~	339,000	338,576
C&S Group Enterprises LLC 5.375% due 07/15/22 ~	100,000	96,250
Cardtronics Inc 5.500% due 05/01/25 ~	100,000	93,000

	Principal Amount	Value
Carriage Services Inc 6.625% due 06/01/26 ~	$100,000	$98,500
Catalent Pharma Solutions Inc 4.875% due 01/15/26 ~	175,000	166,687
Centene Corp 4.750% due 05/15/22	150,000	148,688
4.750% due 01/15/25	170,000	162,775
5.375% due 06/01/26 ~	300,000	292,500
5.625% due 02/15/21	141,000	141,705
6.125% due 02/15/24	158,000	162,147
Central Garden & Pet Co 5.125% due 02/01/28	100,000	89,750
Charles River Laboratories International Inc 5.500% due 04/01/26 ~	100,000	98,750
Chobani LLC 7.500% due 04/15/25 ~	75,000	59,438
CHS/Community Health Systems Inc 5.125% due 08/01/21	175,000	163,187
6.250% due 03/31/23	415,000	378,708
6.875% due 02/01/22	349,000	160,540
8.125% due 06/30/24 ~	378,000	277,830
8.625% due 01/15/24 ~	180,000	178,200
11.000% due 06/30/23 § ~	250,000	193,750
Cott Holdings Inc (Canada) 5.500% due 04/01/25 ~	120,000	113,550
Coty Inc 6.500% due 04/15/26 ~	75,000	64,688
Darling Ingredients Inc 5.375% due 01/15/22	53,000	52,801
DaVita Inc 5.000% due 05/01/25	173,000	157,646
5.125% due 07/15/24	300,000	282,000
5.750% due 08/15/22	150,000	149,625
Dean Foods Co 6.500% due 03/15/23 ~	93,000	74,633
DJO Finance LLC 8.125% due 06/15/21 ~	149,000	153,843
10.750% due 04/15/20	20,000	20,050
Dole Food Co Inc 7.250% due 06/15/25 ~	50,000	46,750
Eagle Holding Co II LLC 7.625% Cash or 8.375% PIK due 05/15/22 ~	165,000	157,988
Edgewell Personal Care Co 4.700% due 05/19/21	150,000	148,313
Elanco Animal Health Inc 3.912% due 08/27/21 ~	35,000	35,238
4.272% due 08/28/23 ~	145,000	145,020
4.900% due 08/28/28 ~	130,000	132,610
Encompass Health Corp 5.750% due 11/01/24	150,000	149,063
5.750% due 09/15/25	100,000	98,000
Endo Dac 6.000% due 07/15/23 ~	200,000	153,500
6.000% due 02/01/25 ~	200,000	144,500
Endo Finance LLC 5.375% due 01/15/23 ~	225,000	172,125
5.750% due 01/15/22 ~	60,000	50,250
7.250% due 01/15/22 ~	100,000	87,000
Envision Healthcare Corp 8.750% due 10/15/26 ~	125,000	108,438
FAGE International SA (Luxembourg) 5.625% due 08/15/26 ~	100,000	85,875
First Quality Finance Co Inc 4.625% due 05/15/21 ~	145,000	141,013
Flexi-Van Leasing Inc 10.000% due 02/15/23 ~	50,000	40,750
Garda World Security Corp (Canada) 8.750% due 05/15/25 ~	95,000	86,925
Gartner Inc 5.125% due 04/01/25 ~	105,000	102,395

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-42

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Graham Holdings Co 5.750% due 06/01/26 ~	$100,000	$100,500
HCA Healthcare Inc 6.250% due 02/15/21	200,000	205,000
HCA Inc 4.500% due 02/15/27	200,000	189,500
4.750% due 05/01/23	150,000	148,125
5.000% due 03/15/24	300,000	297,750
5.250% due 04/15/25	200,000	199,500
5.250% due 06/15/26	250,000	248,750
5.375% due 02/01/25	450,000	439,875
5.500% due 06/15/47	200,000	190,000
5.625% due 09/01/28	210,000	203,175
5.875% due 03/15/22	300,000	308,250
5.875% due 05/01/23	200,000	203,000
5.875% due 02/15/26	300,000	299,250
6.500% due 02/15/20	310,000	318,525
7.500% due 02/15/22	250,000	266,250
7.690% due 06/15/25	150,000	160,125
Herc Rentals Inc 7.500% due 06/01/22 ~	66,000	69,300
7.750% due 06/01/24 ~	24,000	25,140
Hill-Rom Holdings Inc 5.750% due 09/01/23 ~	100,000	100,375
HLF Financing SARL LLC 7.250% due 08/15/26 ~	65,000	64,106
Hologic Inc 4.375% due 10/15/25 ~	115,000	107,525
4.625% due 02/01/28 ~	100,000	90,500
Horizon Pharma USA Inc 6.625% due 05/01/23	200,000	194,000
Immucor Inc 11.125% due 02/15/22 ~	100,000	100,500
Ingles Markets Inc 5.750% due 06/15/23	100,000	99,250
Jaguar Holding Co II 6.375% due 08/01/23 ~	121,000	115,929
JBS Investments GmbH 7.250% due 04/03/24 ~	250,000	252,940
JBS Investments II GmbH 7.000% due 01/15/26 ~	250,000	245,625
JBS USA LUX SA 5.875% due 07/15/24 ~	170,000	167,237
6.750% due 02/15/28 ~	285,000	278,944
Jurassic Holdings III Inc 6.875% due 02/15/21 ~	70,000	59,500
Kinetic Concepts Inc 7.875% due 02/15/21 ~	107,000	108,471
12.500% due 11/01/21 ~	100,000	107,500
Kronos Acquisition Holdings Inc (Canada) 9.000% due 08/15/23 ~	160,000	123,200
Lamb Weston Holdings Inc 4.625% due 11/01/24 ~	145,000	141,375
4.875% due 11/01/26 ~	75,000	72,375
Land O’Lakes Capital Trust 7.450% due 03/15/28 ~	43,000	44,559
Laureate Education Inc 8.250% due 05/01/25 ~	170,000	179,350
LSC Communications Inc 8.750% due 10/15/23 ~	100,000	103,125
Magellan Health Inc 4.400% due 09/22/24	100,000	94,209
Mallinckrodt International Finance SA 4.750% due 04/15/23	68,000	45,900
4.875% due 04/15/20 ~	129,000	125,130
5.500% due 04/15/25 ~	128,000	88,960
5.625% due 10/15/23 ~	40,000	30,600
5.750% due 08/01/22 ~	110,000	95,150
Matterhorn Merger Sub LLC 8.500% due 06/01/26 ~	100,000	80,000

	Principal Amount	Value
MEDNAX Inc 5.250% due 12/01/23 ~	$165,000	$162,112
6.250% due 01/15/27 ~	45,000	43,538
Midas Intermediate Holdco II LLC 7.875% due 10/01/22 ~	100,000	91,500
Molina Healthcare Inc 4.875% due 06/15/25 ~	50,000	45,813
5.375% due 11/15/22	120,000	116,250
MPH Acquisition Holdings LLC 7.125% due 06/01/24 ~	217,000	202,895
Nathan’s Famous Inc 6.625% due 11/01/25 ~	25,000	24,438
New Albertsons LP 7.450% due 08/01/29	100,000	80,500
7.750% due 06/15/26	100,000	85,500
Nielsen Finance LLC 4.500% due 10/01/20	50,000	49,500
5.000% due 04/15/22 ~	370,000	355,200
NVA Holdings Inc 6.875% due 04/01/26 ~	100,000	90,000
One Call Corp 7.500% due 07/01/24 ~	100,000	93,500
10.000% due 10/01/24 ~	100,000	79,500
Ortho-Clinical Diagnostics Inc 6.625% due 05/15/22 ~	250,000	226,250
Owens & Minor Inc 3.875% due 09/15/21	100,000	75,000
Pilgrim’s Pride Corp 5.750% due 03/15/25 ~	146,000	137,605
5.875% due 09/30/27 ~	102,000	92,820
Polaris Intermediate Corp 8.500% PIK due 12/01/22 ~	218,000	199,660
Post Holdings Inc 5.000% due 08/15/26 ~	159,000	145,485
5.500% due 03/01/25 ~	195,000	187,894
5.625% due 01/15/28 ~	108,000	99,765
5.750% due 03/01/27 ~	305,000	287,462
Prestige Brands Inc 5.375% due 12/15/21 ~	100,000	98,125
6.375% due 03/01/24 ~	55,000	53,350
Prime Security Services Borrower LLC 9.250% due 05/15/23 ~	341,000	352,509
Pyxus International Inc 8.500% due 04/15/21 ~	50,000	49,625
9.875% due 07/15/21	100,000	76,250
Quorum Health Corp 11.625% due 04/15/23	100,000	94,500
Refinitiv US Holdings Inc 6.250% due 05/15/26 ~	215,000	207,744
8.250% due 11/15/26 ~	230,000	210,737
RegionalCare Hospital Partners Holdings Inc 8.250% due 05/01/23 ~	187,000	189,571
9.750% due 12/01/26 ~	250,000	237,500
Rent-A-Center Inc 6.625% due 11/15/20	100,000	97,500
Revlon Consumer Products Corp 5.750% due 02/15/21	50,000	37,875
6.250% due 08/01/24	100,000	53,500
Ritchie Bros Auctioneers Inc (Canada) 5.375% due 01/15/25 ~	70,000	68,250
RR Donnelley & Sons Co 6.500% due 11/15/23	100,000	99,250
7.875% due 03/15/21	31,000	31,155
Safeway Inc 7.250% due 02/01/31	150,000	131,250
Select Medical Corp 6.375% due 06/01/21	100,000	100,125
Service Corp International 4.625% due 12/15/27	53,000	50,019
5.375% due 05/15/24	315,000	312,637

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-43

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Sigma Holdco BV (Netherlands) 7.875% due 05/15/26 ~	$200,000	$174,000
Simmons Foods Inc 5.750% due 11/01/24 ~	174,000	124,410
7.750% due 01/15/24 ~	50,000	50,500
Sotera Health Holdings LLC 6.500% due 05/15/23 ~	100,000	96,000
Sotera Health Topco Inc 8.125% Cash or 8.875% PIK due 11/01/21 ~	130,000	122,525
Sotheby’s 4.875% due 12/15/25 ~	100,000	91,000
Spectrum Brands Holdings Inc 7.750% due 01/15/22	100,000	101,500
Spectrum Brands Inc 5.750% due 07/15/25	299,000	285,455
Surgery Center Holdings Inc 6.750% due 07/01/25 ~	100,000	85,500
Syneos Health Inc 7.500% due 10/01/24 ~	57,000	59,565
Team Health Holdings Inc 6.375% due 02/01/25 ~	200,000	164,250
Teleflex Inc 4.625% due 11/15/27	156,000	145,275
5.250% due 06/15/24	50,000	50,000
Tenet Healthcare Corp 4.375% due 10/01/21	167,000	162,407
4.500% due 04/01/21	51,000	49,853
4.625% due 07/15/24	340,000	317,475
4.750% due 06/01/20	100,000	100,135
5.125% due 05/01/25	300,000	280,500
6.000% due 10/01/20	100,000	101,625
6.750% due 02/01/20	100,000	100,250
6.750% due 06/15/23	278,000	262,015
7.000% due 08/01/25	145,000	134,669
7.500% due 01/01/22 ~	150,000	152,438
8.125% due 04/01/22	411,000	413,569
Tesco PLC (United Kingdom) 6.150% due 11/15/37 ~	105,000	109,053
The ADT Security Corp 3.500% due 07/15/22	150,000	139,313
4.875% due 07/15/32 ~	100,000	74,500
5.250% due 03/15/20	200,000	201,500
6.250% due 10/15/21	100,000	101,875
The Brink’s Co 4.625% due 10/15/27 ~	97,000	88,777
The Fresh Market Inc 9.750% due 05/01/23 ~	100,000	72,500
The Hertz Corp 5.500% due 10/15/24 ~	145,000	106,575
5.875% due 10/15/20	200,000	194,750
7.375% due 01/15/21	100,000	97,625
7.625% due 06/01/22 ~	230,000	217,350
The Nielsen Co Luxembourg SARL 5.000% due 02/01/25 ~	100,000	94,000
5.500% due 10/01/21 ~	88,000	87,340
The ServiceMaster Co LLC 5.125% due 11/15/24 ~	95,000	90,013
TreeHouse Foods Inc 4.875% due 03/15/22	100,000	98,750
6.000% due 02/15/24 ~	115,000	114,281
United Rentals North America Inc 4.625% due 07/15/23	200,000	197,000
4.625% due 10/15/25	85,000	76,075
4.875% due 01/15/28	215,000	189,200
5.500% due 07/15/25	100,000	94,500
5.500% due 05/15/27	260,000	241,800
5.875% due 09/15/26	170,000	160,863
6.500% due 12/15/26	215,000	212,312
US Foods Inc 5.875% due 06/15/24 ~	143,000	139,604

	Principal Amount	Value
Valeant Pharmaceuticals International 8.500% due 01/31/27 ~	$80,000	$77,800
9.250% due 04/01/26 ~	285,000	285,712
Vector Group Ltd 6.125% due 02/01/25 ~	110,000	94,050
10.500% due 11/01/26 ~	100,000	96,500
Verscend Escrow Corp 9.750% due 08/15/26 ~	175,000	165,156
Vizient Inc 10.375% due 03/01/24 ~	60,000	63,750
Weight Watchers International Inc 8.625% due 12/01/25 ~	75,000	76,781
WellCare Health Plans Inc 5.250% due 04/01/25	125,000	120,781
5.375% due 08/15/26 ~	140,000	135,450
West Street Merger Sub Inc 6.375% due 09/01/25 ~	107,000	95,230

		31,745,633

Diversified - 0.1%

Stena AB (Sweden) 7.000% due 02/01/24 ~	100,000	91,500

Energy - 13.7%

Aker BP ASA (Norway) 5.875% due 03/31/25 ~	150,000	150,375
Alta Mesa Holdings LP 7.875% due 12/15/24	30,000	18,750
Antero Midstream Partners LP 5.375% due 09/15/24	100,000	93,750
Antero Resources Corp 5.000% due 03/01/25	150,000	136,500
5.125% due 12/01/22	200,000	188,750
5.375% due 11/01/21	75,000	72,656
5.625% due 06/01/23	100,000	95,375
Archrock Partners LP 6.000% due 10/01/22	100,000	94,500
Ascent Resources Utica Holdings LLC 7.000% due 11/01/26 ~	80,000	72,800
10.000% due 04/01/22 ~	143,000	146,975
Basic Energy Services Inc 10.750% due 10/15/23 ~	75,000	64,875
Baytex Energy Corp (Canada) 5.625% due 06/01/24 ~	120,000	104,400
Berry Petroleum Co LLC 7.000% due 02/15/26 ~	100,000	90,500
Blue Racer Midstream LLC 6.125% due 11/15/22 ~	128,000	124,160
6.625% due 07/15/26 ~	50,000	46,750
Bristow Group Inc 6.250% due 10/15/22	50,000	17,750
8.750% due 03/01/23 ~	100,000	72,000
Bruin E&P Partners LLC 8.875% due 08/01/23 ~	70,000	62,563
Buckeye Partners LP 6.375% due 01/22/78	100,000	81,586
Calfrac Holdings LP (Canada) 8.500% due 06/15/26 ~	105,000	75,075
California Resources Corp 8.000% due 12/15/22 ~	385,000	261,800
Callon Petroleum Co 6.125% due 10/01/24	50,000	46,750
6.375% due 07/01/26	100,000	93,500
Calumet Specialty Products Partners LP 6.500% due 04/15/21	190,000	159,125
Carrizo Oil & Gas Inc 6.250% due 04/15/23	170,000	158,100
Centennial Resource Production LLC 5.375% due 01/15/26 ~	75,000	70,125

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-44

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Cheniere Corpus Christi Holdings LLC 5.125% due 06/30/27	$190,000	$180,082
5.875% due 03/31/25	235,000	234,412
7.000% due 06/30/24	200,000	211,500
Cheniere Energy Partners LP 5.250% due 10/01/25	167,000	156,354
5.625% due 10/01/26 ~	245,000	229,687
Chesapeake Energy Corp 4.875% due 04/15/22	100,000	87,750
5.750% due 03/15/23	300,000	260,250
6.625% due 08/15/20	75,000	72,938
7.000% due 10/01/24	225,000	195,750
8.000% due 01/15/25	122,000	108,275
8.000% due 06/15/27	188,000	158,860
CNX Midstream Partners LP 6.500% due 03/15/26 ~	100,000	95,500
CNX Resources Corp 5.875% due 04/15/22	150,000	144,375
Comstock Escrow Corp 9.750% due 08/15/26 ~	150,000	127,500
CONSOL Energy Inc 11.000% due 11/15/25 ~	100,000	109,750
Covey Park Energy LLC 7.500% due 05/15/25 ~	131,000	113,315
Crestwood Midstream Partners LP 5.750% due 04/01/25	85,000	79,262
6.250% due 04/01/23	100,000	96,750
CrownRock LP 5.625% due 10/15/25 ~	194,000	175,327
CSI Compressco LP 7.250% due 08/15/22	50,000	44,250
7.500% due 04/01/25 ~	100,000	93,500
CVR Refining LLC 6.500% due 11/01/22	100,000	99,000
DCP Midstream Operating LP 3.875% due 03/15/23	200,000	188,000
5.350% due 03/15/20 ~	200,000	201,250
5.375% due 07/15/25	40,000	39,200
5.600% due 04/01/44	100,000	87,000
5.850% due 05/21/43 ~	100,000	80,500
6.750% due 09/15/37 ~	100,000	99,000
Denbury Resources Inc 5.500% due 05/01/22	100,000	67,000
6.375% due 08/15/21	50,000	36,875
7.500% due 02/15/24 ~	75,000	60,750
9.000% due 05/15/21 ~	105,000	98,700
9.250% due 03/31/22 ~	100,000	92,750
Diamond Offshore Drilling Inc 4.875% due 11/01/43	200,000	113,000
5.700% due 10/15/39	75,000	46,500
7.875% due 08/15/25	58,000	48,430
Diamondback Energy Inc 4.750% due 11/01/24	60,000	58,200
4.750% due 11/01/24 ~	90,000	87,300
5.375% due 05/31/25	130,000	127,075
Eclipse Resources Corp 8.875% due 07/15/23	100,000	86,250
Endeavor Energy Resources LP 5.500% due 01/30/26 ~	92,000	94,645
5.750% due 01/30/28 ~	92,000	94,318
Energy Transfer LP 4.250% due 03/15/23	148,000	142,820
5.500% due 06/01/27	95,000	92,862
5.875% due 01/15/24	300,000	307,014
7.500% due 10/15/20	145,000	151,162
Energy Ventures Gom LLC 11.000% due 02/15/23 ~	112,000	120,400
EnLink Midstream Partners LP 4.150% due 06/01/25	300,000	270,949
5.050% due 04/01/45	200,000	157,111

	Principal Amount	Value
Ensco PLC 4.500% due 10/01/24	$100,000	$65,500
5.200% due 03/15/25	100,000	67,000
5.750% due 10/01/44	125,000	70,485
7.750% due 02/01/26	200,000	149,000
8.000% due 01/31/24	75,000	62,063
EP Energy LLC 7.750% due 05/15/26 ~	205,000	182,194
8.000% due 11/29/24 ~	80,000	60,000
8.000% due 02/15/25 ~	240,000	100,200
9.375% due 05/01/24 ~	200,000	90,000
Extraction Oil & Gas Inc 5.625% due 02/01/26 ~	155,000	113,925
7.375% due 05/15/24 ~	50,000	41,500
Foresight Energy LLC 11.500% due 04/01/23 ~	50,000	42,750
Genesis Energy LP 6.000% due 05/15/23	150,000	139,125
6.500% due 10/01/25	170,000	150,450
6.750% due 08/01/22	100,000	98,000
Great Western Petroleum LLC 9.000% due 09/30/21 ~	50,000	45,750
Gulfport Energy Corp 6.000% due 10/15/24	135,000	120,150
6.375% due 05/15/25	150,000	133,312
6.375% due 01/15/26	65,000	56,388
Halcon Resources Corp 6.750% due 02/15/25	100,000	73,500
Hess Infrastructure Partners LP 5.625% due 02/15/26 ~	100,000	97,250
HighPoint Operating Corp 8.750% due 06/15/25	150,000	143,250
Hilcorp Energy I LP 5.000% due 12/01/24 ~	105,000	93,450
5.750% due 10/01/25 ~	67,000	59,965
6.250% due 11/01/28 ~	70,000	61,863
Holly Energy Partners LP 6.000% due 08/01/24 ~	78,000	76,830
Indigo Natural Resources LLC 6.875% due 02/15/26 ~	95,000	82,175
Jagged Peak Energy LLC 5.875% due 05/01/26 ~	140,000	130,900
Jonah Energy LLC 7.250% due 10/15/25 ~	81,000	52,650
Jones Energy Holdings LLC 6.750% due 04/01/22	40,000	7,800
9.250% due 03/15/23 ~	100,000	87,750
KCA Deutag UK Finance PLC (United Kingdom) 9.875% due 04/01/22 ~	200,000	165,000
Laredo Petroleum Inc 5.625% due 01/15/22	100,000	90,250
Magnolia Oil & Gas Operating LLC 6.000% due 08/01/26 ~	80,000	77,600
Martin Midstream Partners LP 7.250% due 02/15/21	100,000	95,500
Matador Resources Co 5.875% due 09/15/26	180,000	166,050
McDermott Technology Americas Inc 10.625% due 05/01/24 ~	230,000	194,925
MEG Energy Corp (Canada) 6.375% due 01/30/23 ~	100,000	94,875
6.500% due 01/15/25 ~	145,000	147,719
7.000% due 03/31/24 ~	150,000	144,000
Moss Creek Resources Holdings Inc 7.500% due 01/15/26 ~	150,000	130,500
Murphy Oil Corp 5.750% due 08/15/25	352,000	329,817
6.875% due 08/15/24	60,000	59,822

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-45

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Murphy Oil USA Inc
5.625% due 05/01/27	$100,000	$96,500
6.000% due 08/15/23	37,000	37,324
Murray Energy Corp 11.250% due 04/15/21 ~	50,000	31,438
Nabors Industries Inc 5.500% due 01/15/23	400,000	319,472
5.750% due 02/01/25	85,000	64,588
Neptune Energy Bondco PLC (United Kingdom) 6.625% due 05/15/25 ~	200,000	186,500
Newfield Exploration Co 5.375% due 01/01/26	127,000	124,777
5.625% due 07/01/24	156,000	158,340
5.750% due 01/30/22	100,000	101,250
NGPL PipeCo LLC 4.375% due 08/15/22 ~	90,000	88,650
4.875% due 08/15/27 ~	85,000	80,431
7.768% due 12/15/37 ~	100,000	114,500
Nine Energy Service Inc 8.750% due 11/01/23 ~	45,000	42,975
Noble Holding International Ltd 5.250% due 03/15/42	100,000	58,750
7.750% due 01/15/24	101,000	76,886
7.875% due 02/01/26 ~	140,000	119,875
7.950% due 04/01/25	250,000	189,062
Northern Oil and Gas Inc 8.500% Cash + 1.000% PIK due 05/15/23	30,075	29,098
NuStar Logistics LP 4.750% due 02/01/22	100,000	95,000
5.625% due 04/28/27	130,000	121,712
6.750% due 02/01/21	100,000	101,250
Oasis Petroleum Inc 6.250% due 05/01/26 ~	100,000	84,250
6.875% due 03/15/22	165,000	155,925
Oceaneering International Inc 4.650% due 11/15/24	100,000	79,268
Pacific Drilling First Lien Escrow Issuer Ltd 8.375% due 10/01/23 ~	180,000	172,350
Parker Drilling Co 6.750% due 07/15/22 Y	50,000	25,750
7.500% due 08/01/20 Y	100,000	54,500
Parkland Fuel Corp (Canada) 6.000% due 04/01/26 ~	75,000	70,688
Parsley Energy LLC 5.375% due 01/15/25 ~	235,000	217,375
5.625% due 10/15/27 ~	75,000	68,531
Pattern Energy Group Inc 5.875% due 02/01/24 ~	50,000	48,500
PBF Holding Co LLC 7.000% due 11/15/23	55,000	52,800
7.250% due 06/15/25	125,000	118,125
PBF Logistics LP 6.875% due 05/15/23	62,000	61,225
PDC Energy Inc 5.750% due 05/15/26	75,000	66,938
6.125% due 09/15/24	50,000	46,375
Peabody Energy Corp 6.000% due 03/31/22 ~	85,000	82,769
6.375% due 03/31/25 ~	40,000	37,300
Pioneer Energy Services Corp 6.125% due 03/15/22	50,000	30,750
Precision Drilling Corp (Canada) 5.250% due 11/15/24	50,000	41,750
7.125% due 01/15/26 ~	100,000	86,500
7.750% due 12/15/23	100,000	92,625
Puma International Financing SA (Singapore) 5.000% due 01/24/26 ~	200,000	156,016

	Principal Amount	Value
QEP Resources Inc 5.250% due 05/01/23	$109,000	$97,010
5.625% due 03/01/26	221,000	184,259
Range Resources Corp 4.875% due 05/15/25	88,000	72,600
5.000% due 03/15/23	160,000	141,400
5.875% due 07/01/22	150,000	139,500
Resolute Energy Corp 8.500% due 05/01/20	100,000	98,625
Rowan Cos Inc 4.875% due 06/01/22	300,000	248,625
7.375% due 06/15/25	35,000	28,263
Sable Permian Resources Land LLC 7.125% due 11/01/20 ~	50,000	11,500
7.375% due 11/01/21 ~	200,000	45,000
13.000% due 11/30/20 ~	75,000	78,750
Sanchez Energy Corp 6.125% due 01/15/23	200,000	37,000
7.250% due 02/15/23 ~	90,000	73,800
7.750% due 06/15/21	63,000	15,120
SemGroup Corp 5.625% due 11/15/23	150,000	137,250
7.250% due 03/15/26	50,000	47,000
SESI LLC 7.125% due 12/15/21	139,000	118,845
7.750% due 09/15/24	70,000	56,000
Seven Generations Energy Ltd (Canada) 5.375% due 09/30/25 ~	96,000	86,280
6.750% due 05/01/23 ~	50,000	49,750
6.875% due 06/30/23 ~	100,000	99,000
SM Energy Co 5.000% due 01/15/24	100,000	87,500
5.625% due 06/01/25	113,000	98,875
6.625% due 01/15/27	100,000	89,500
6.750% due 09/15/26	60,000	54,000
Southwestern Energy Co 6.200% due 01/23/25	100,000	89,875
7.500% due 04/01/26	220,000	209,000
7.750% due 10/01/27	80,000	76,400
SRC Energy Inc 6.250% due 12/01/25	71,000	59,285
Summit Midstream Holdings LLC 5.500% due 08/15/22	100,000	95,500
5.750% due 04/15/25	75,000	69,375
SunCoke Energy Partners LP 7.500% due 06/15/25 ~	183,000	173,850
Suncor Energy Ventures 4.500% due 04/01/22 ~	100,000	100,435
Sunoco LP 4.875% due 01/15/23	155,000	151,512
5.500% due 02/15/26	165,000	156,750
Tallgrass Energy Partners LP 4.750% due 10/01/23 ~	65,000	62,969
5.500% due 09/15/24 ~	95,000	93,812
5.500% due 01/15/28 ~	163,000	157,295
Targa Resources Partners LP 4.250% due 11/15/23	50,000	46,438
5.000% due 01/15/28	150,000	136,125
5.125% due 02/01/25	150,000	141,375
5.250% due 05/01/23	77,000	75,653
5.375% due 02/01/27	87,000	81,997
5.875% due 04/15/26 ~	90,000	87,975
6.750% due 03/15/24	100,000	101,875
Teine Energy Ltd (Canada) 6.875% due 09/30/22 ~	50,000	48,750
TerraForm Power Operating LLC 4.250% due 01/31/23 ~	60,000	56,250
5.000% due 01/31/28 ~	41,000	36,234
6.625% due 06/15/25 § ~	150,000	152,062
TransMontaigne Partners LP 6.125% due 02/15/26	50,000	45,000

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-46

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Transocean Guardian Ltd 5.875% due 01/15/24 ~	$125,000	$120,312
Transocean Inc 5.800% due 10/15/22	200,000	177,000
6.800% due 03/15/38	250,000	167,500
7.250% due 11/01/25 ~	135,000	118,462
7.500% due 01/15/26 ~	57,000	50,303
8.375% due 12/15/21	50,000	49,875
9.000% due 07/15/23 ~	250,000	249,687
Transocean Phoenix 2 Ltd 7.750% due 10/15/24 ~	80,000	80,000
Transocean Pontus Ltd 6.125% due 08/01/25 ~	125,000	121,250
Transocean Proteus Ltd 6.250% due 12/01/24 ~	80,000	77,000
Trinidad Drilling Ltd (Canada) 6.625% due 02/15/25 ~	100,000	101,350
Ultra Resources Inc 6.875% due 04/15/22 ~	100,000	36,000
7.125% due 04/15/25 ~	35,000	11,200
Unit Corp 6.625% due 05/15/21	75,000	68,625
USA Compression Partners LP 6.875% due 04/01/26 ~	135,000	130,275
Vermilion Energy Inc (Canada) 5.625% due 03/15/25 ~	50,000	47,125
Vine Oil & Gas LP 8.750% due 04/15/23 ~	100,000	79,500
W&T Offshore Inc 9.750% due 11/01/23 ~	80,000	70,800
Warrior Met Coal Inc 8.000% due 11/01/24 ~	125,000	124,375
Weatherford International LLC 9.875% due 03/01/25 ~	90,000	55,125
Weatherford International Ltd 7.000% due 03/15/38	300,000	156,000
7.750% due 06/15/21	383,000	289,165
9.875% due 02/15/24	90,000	55,800
Whiting Petroleum Corp 5.750% due 03/15/21	130,000	124,150
6.250% due 04/01/23	200,000	183,000
6.625% due 01/15/26	74,000	63,825
WildHorse Resource Development Corp 6.875% due 02/01/25	79,000	75,050
WPX Energy Inc 5.250% due 09/15/24	73,000	66,430
5.750% due 06/01/26	125,000	113,750
6.000% due 01/15/22	20,000	19,550
8.250% due 08/01/23	140,000	147,000

		25,193,587

Financial - 10.1%

Acrisure LLC 7.000% due 11/15/25 ~	125,000	107,187
Alliance Data Systems Corp 5.375% due 08/01/22 ~	100,000	97,875
5.875% due 11/01/21 ~	75,000	75,082
Alliant Holdings Intermediate LLC 8.250% due 08/01/23 ~	150,000	149,530
Ally Financial Inc 4.125% due 03/30/20	400,000	396,784
4.125% due 02/13/22	200,000	194,750
5.125% due 09/30/24	100,000	99,500
5.750% due 11/20/25	50,000	49,938
8.000% due 03/15/20	100,000	103,750
8.000% due 11/01/31	425,000	473,813
American Equity Investment Life Holding Co 5.000% due 06/15/27	100,000	97,448
AmWINS Group Inc 7.750% due 07/01/26 ~	50,000	47,375

	Principal Amount	Value
Ardonagh Midco 3 PLC (United Kingdom) 8.625% due 07/15/23 ~	$200,000	$171,000
ASP AMC Merger Sub Inc 8.000% due 05/15/25 ~	130,000	69,550
AssuredPartners Inc 7.000% due 08/15/25 ~	64,000	58,002
Barclays PLC (United Kingdom) 4.375% due 09/11/24	200,000	189,031
4.836% due 05/09/28	300,000	275,418
5.200% due 05/12/26	400,000	384,146
CBL & Associates LP REIT 5.950% due 12/15/26	250,000	191,875
CIT Group Inc 4.125% due 03/09/21	45,000	44,438
4.750% due 02/16/24	155,000	149,381
5.000% due 08/15/22	83,000	82,066
5.000% due 08/01/23	200,000	196,500
5.250% due 03/07/25	40,000	39,200
6.125% due 03/09/28	70,000	69,825
CNO Financial Group Inc 5.250% due 05/30/25	140,000	133,787
Compass Group Diversified Holdings LLC 8.000% due 05/01/26 ~	50,000	49,594
Cooke Omega Investments Inc (Canada) 8.500% due 12/15/22 ~	50,000	49,000
CoreCivic Inc REIT 4.125% due 04/01/20	100,000	98,000
4.750% due 10/15/27	60,000	49,875
Credit Acceptance Corp 6.125% due 02/15/21	50,000	50,000
7.375% due 03/15/23	50,000	51,125
CTR Partnership LP REIT 5.250% due 06/01/25	50,000	48,250
Curo Group Holdings Corp 8.250% due 09/01/25 ~	110,000	86,900
CyrusOne LP REIT 5.000% due 03/15/24	120,000	117,900
5.375% due 03/15/27	79,000	76,827
Deutsche Bank AG (Germany) 4.296% due 05/24/28	400,000	338,627
4.500% due 04/01/25	100,000	87,889
4.875% due 12/01/32	200,000	155,758
Dresdner Funding Trust I (Germany) 8.151% due 06/30/31 ~	100,000	121,240
E*TRADE Financial Corp 5.875% due 09/15/26	100,000	90,250
Enova International Inc 8.500% due 09/15/25 ~	75,000	61,313
Equinix Inc REIT 5.375% due 01/01/22	65,000	65,650
5.375% due 04/01/23	100,000	99,875
5.375% due 05/15/27	275,000	269,500
5.750% due 01/01/25	100,000	101,125
5.875% due 01/15/26	165,000	166,650
ESH Hospitality Inc REIT 5.250% due 05/01/25 ~	200,000	186,500
FelCor Lodging LP REIT 6.000% due 06/01/25	75,000	76,969
Fidelity & Guaranty Life Holdings Inc 5.500% due 05/01/25 ~	55,000	52,817
Five Point Operating Co LP 7.875% due 11/15/25 ~	100,000	96,750
Freedom Mortgage Corp 8.125% due 11/15/24 ~	150,000	129,375
8.250% due 04/15/25 ~	50,000	43,000
FS Energy & Power Fund 7.500% due 08/15/23 ~	75,000	71,437
Genworth Holdings Inc 4.900% due 08/15/23	150,000	124,875
7.625% due 09/24/21	250,000	248,125

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-47

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
goeasy Ltd (Canada) 7.875% due 11/01/22 ~	$130,000	$131,950
Greystar Real Estate Partners LLC 5.750% due 12/01/25 ~	80,000	78,400
HUB International Ltd 7.000% due 05/01/26 ~	195,000	177,450
Hunt Cos Inc 6.250% due 02/15/26 ~	80,000	68,552
Icahn Enterprises LP 5.875% due 02/01/22	350,000	344,312
6.000% due 08/01/20	140,000	140,000
6.250% due 02/01/22	275,000	272,250
6.375% due 12/15/25	100,000	96,500
Intesa Sanpaolo SPA (Italy) 5.017% due 06/26/24 ~	200,000	181,182
5.710% due 01/15/26 ~	400,000	367,349
Intrepid Aviation Group Holdings LLC 8.500% due 08/15/21 ~	115,000	114,125
Iron Mountain Inc REIT 4.375% due 06/01/21 ~	63,000	62,370
4.875% due 09/15/27 ~	125,000	109,687
5.250% due 03/15/28 ~	174,000	154,425
5.750% due 08/15/24	100,000	95,250
6.000% due 08/15/23	96,000	97,440
Iron Mountain US Holdings Inc REIT 5.375% due 06/01/26 ~	100,000	91,500
iStar Inc REIT 4.625% due 09/15/20	100,000	97,750
5.250% due 09/15/22	100,000	93,740
6.000% due 04/01/22	100,000	97,000
Jefferies Finance LLC 7.375% due 04/01/20 ~	222,000	222,277
7.500% due 04/15/21 ~	10,000	10,025
Kennedy-Wilson Inc 5.875% due 04/01/24	220,000	206,800
Ladder Capital Finance Holdings LLLP 5.250% due 03/15/22 ~	65,000	63,375
5.250% due 10/01/25 ~	100,000	89,500
Liberty Mutual Group Inc 10.750% due 06/15/88 ~	100,000	143,250
Lions Gate Capital Holdings LLC 5.875% due 11/01/24 ~	90,000	89,325
LPL Holdings Inc 5.750% due 09/15/25 ~	230,000	216,200
Mack-Cali Realty LP REIT 3.150% due 05/15/23	100,000	88,719
MGM Growth Properties Operating Partnership LP REIT 4.500% due 09/01/26	50,000	45,500
4.500% due 01/15/28	100,000	88,000
5.625% due 05/01/24	121,000	120,244
MPT Operating Partnership LP REIT 5.000% due 10/15/27	220,000	201,712
5.250% due 08/01/26	50,000	47,375
6.375% due 03/01/24	100,000	103,000
Nationstar Mortgage Holdings Inc 8.125% due 07/15/23 ~	220,000	215,050
9.125% due 07/15/26 ~	80,000	78,000
Nationstar Mortgage LLC 6.500% due 07/01/21	75,000	73,312
Navient Corp 5.500% due 01/25/23	200,000	175,750
5.625% due 08/01/33	200,000	133,000
5.875% due 03/25/21	300,000	288,375
6.125% due 03/25/24	100,000	86,250
6.500% due 06/15/22	121,000	112,898
6.625% due 07/26/21	45,000	43,538
6.750% due 06/25/25	85,000	72,675
6.750% due 06/15/26	100,000	83,250
7.250% due 09/25/23	100,000	92,125
8.000% due 03/25/20	250,000	254,650

	Principal Amount	Value
Newmark Group Inc 6.125% due 11/15/23 ~	$75,000	$73,923
NFP Corp 6.875% due 07/15/25 ~	108,000	97,200
Ocwen Loan Servicing LLC 8.375% due 11/15/22 ~	75,000	72,375
Oxford Finance LLC 6.375% due 12/15/22 ~	25,000	24,688
Provident Funding Associates LP 6.375% due 06/15/25 ~	25,000	22,750
Quicken Loans Inc 5.250% due 01/15/28 ~	200,000	177,750
5.750% due 05/01/25 ~	167,000	156,980
Radian Group Inc 4.500% due 10/01/24	100,000	91,125
5.250% due 06/15/20	59,000	59,590
RBS Capital Trust II (United Kingdom) 6.425% due 01/03/34	100,000	118,500
Realogy Group LLC 4.875% due 06/01/23 ~	100,000	87,500
5.250% due 12/01/21 ~	100,000	95,125
RHP Hotel Properties LP REIT 5.000% due 04/15/21	50,000	49,875
5.000% due 04/15/23	100,000	98,000
Royal Bank of Scotland Group PLC (United Kingdom) 7.648% due 09/30/31	50,000	61,813
SBA Communications Corp REIT 4.000% due 10/01/22	100,000	95,750
4.875% due 07/15/22	100,000	98,500
4.875% due 09/01/24	200,000	188,750
Springleaf Finance Corp 5.625% due 03/15/23	125,000	115,625
6.125% due 05/15/22	190,000	185,195
6.875% due 03/15/25	270,000	242,325
7.125% due 03/15/26	210,000	187,819
7.750% due 10/01/21	25,000	25,188
8.250% due 12/15/20	225,000	233,437
Standard Chartered PLC (United Kingdom) 7.014% due 07/30/37 ~	100,000	100,250
Starwood Property Trust Inc REIT 3.625% due 02/01/21	60,000	57,900
4.750% due 03/15/25	138,000	124,545
5.000% due 12/15/21	105,000	103,425
Stearns Holdings LLC 9.375% due 08/15/20 ~	50,000	47,250
Synovus Financial Corp 5.750% due 12/15/25	50,000	50,625
Tempo Acquisition LLC 6.750% due 06/01/25 ~	120,000	111,600
The GEO Group Inc REIT 5.125% due 04/01/23	100,000	90,375
5.875% due 10/15/24	150,000	133,125
The Howard Hughes Corp 5.375% due 03/15/25 ~	160,000	151,200
TMX Finance LLC 11.125% due 04/01/23 ~	100,000	80,845
Travelport Corporate Finance PLC 6.000% due 03/15/26 ~	130,000	131,625
UniCredit SPA (Italy) 5.861% due 06/19/32 ~	200,000	176,220
Uniti Group LP REIT 6.000% due 04/15/23 ~	100,000	90,750
7.125% due 12/15/24 ~	150,000	123,750
8.250% due 10/15/23	164,000	143,500
USIS Merger Sub Inc 6.875% due 05/01/25 ~	105,000	96,753
VFH Parent LLC 6.750% due 06/15/22 ~	165,000	160,535
VICI Properties 1 LLC REIT 8.000% due 10/15/23	97,500	105,300

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-48

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Voya Financial Inc 4.700% due 01/23/48	$100,000	$78,887
5.650% due 05/15/53	100,000	94,230
WeWork Cos Inc 7.875% due 05/01/25 ~	80,000	71,400

		18,511,727

Industrial - 10.1%

Advanced Disposal Services Inc 5.625% due 11/15/24 ~	100,000	98,250
AECOM 5.125% due 03/15/27	165,000	141,900
5.875% due 10/15/24	100,000	98,875
AECOM Global II LLC 5.000% due 04/01/22	50,000	49,750
AerCap Global Aviation Trust (Ireland) 6.500% due 06/15/45 ~	200,000	195,000
American Woodmark Corp 4.875% due 03/15/26 ~	100,000	89,000
Amsted Industries Inc 5.000% due 03/15/22 ~	100,000	97,750
Apex Tool Group LLC 9.000% due 02/15/23 ~	100,000	85,000
Arconic Inc 5.125% due 10/01/24	275,000	266,234
5.400% due 04/15/21	150,000	152,023
5.900% due 02/01/27	50,000	48,000
5.950% due 02/01/37	100,000	92,996
6.150% due 08/15/20	250,000	255,955
ARD Finance SA (Luxembourg) 7.125% Cash or 7.875% PIK due 09/15/23	200,000	180,500
Ardagh Packaging Finance PLC (Ireland) 4.625% due 05/15/23 ~	200,000	189,958
6.000% due 02/15/25 ~	200,000	185,124
7.250% due 05/15/24 ~	250,000	250,312
Associated Materials LLC 9.000% due 01/01/24 ~	100,000	97,000
ATS Automation Tooling Systems Inc (Canada) 6.500% due 06/15/23 ~	86,000	87,075
Avolon Holdings Funding Ltd (Ireland) 5.125% due 10/01/23 ~	170,000	162,775
5.500% due 01/15/23 ~	80,000	77,800
Ball Corp 4.000% due 11/15/23	71,000	69,225
4.375% due 12/15/20	60,000	60,375
4.875% due 03/15/26	265,000	259,037
5.000% due 03/15/22	100,000	100,750
5.250% due 07/01/25	190,000	190,000
BBA US Holdings Inc 5.375% due 05/01/26 ~	65,000	61,749
Berry Global Inc 4.500% due 02/15/26 ~	50,000	45,875
5.125% due 07/15/23	125,000	124,100
5.500% due 05/15/22	100,000	99,875
BMC East LLC 5.500% due 10/01/24 ~	100,000	93,625
Boise Cascade Co 5.625% due 09/01/24 ~	100,000	94,250
Bombardier Inc (Canada) 5.750% due 03/15/22 ~	100,000	93,750
6.000% due 10/15/22 ~	100,000	94,250
6.125% due 01/15/23 ~	125,000	117,500
7.500% due 12/01/24 ~	264,000	249,480
7.500% due 03/15/25 ~	200,000	189,250
7.750% due 03/15/20 ~	100,000	101,875
8.750% due 12/01/21 ~	300,000	310,125
Brand Industrial Services Inc 8.500% due 07/15/25 ~	167,000	143,202

	Principal Amount	Value
Builders FirstSource Inc 5.625% due 09/01/24 ~	$75,000	$69,844
BWAY Holding Co 5.500% due 04/15/24 ~	185,000	174,594
7.250% due 04/15/25 ~	205,000	184,756
BWX Technologies Inc 5.375% due 07/15/26 ~	100,000	96,720
CIMPOR Financial Operations BV (Brazil) 5.750% due 07/17/24 ~	200,000	166,750
Clean Harbors Inc 5.125% due 06/01/21	153,000	153,000
Cleaver-Brooks Inc 7.875% due 03/01/23 ~	90,000	87,075
Cloud Crane LLC 10.125% due 08/01/24 ~	65,000	66,950
Covanta Holding Corp 5.875% due 03/01/24	50,000	47,125
5.875% due 07/01/25	100,000	92,375
6.000% due 01/01/27	25,000	22,500
CPG Merger Sub LLC 8.000% due 10/01/21 ~	50,000	48,750
Crown Americas LLC 4.250% due 09/30/26	100,000	90,125
4.500% due 01/15/23	112,000	109,620
4.750% due 02/01/26 ~	205,000	195,006
Energizer Gamma Acquisition Inc 6.375% due 07/15/26 ~	100,000	92,000
Energizer Holdings Inc 5.500% due 06/15/25 ~	63,000	57,015
Engility Corp 8.875% due 09/01/24	100,000	107,125
EnPro Industries Inc 5.750% due 10/15/26 ~	100,000	96,750
Flex Acquisition Co Inc 6.875% due 01/15/25 ~	45,000	40,275
7.875% due 07/15/26 ~	110,000	99,275
Fly Leasing Ltd (Ireland) 6.375% due 10/15/21	200,000	200,000
Fortress Transportation & Infrastructure Investors LLC 6.500% due 10/01/25 ~	75,000	70,313
6.750% due 03/15/22 ~	180,000	181,125
frontdoor Inc 6.750% due 08/15/26 ~	100,000	95,250
FXI Holdings Inc 7.875% due 11/01/24 ~	75,000	64,500
Gates Global LLC 6.000% due 07/15/22 ~	124,000	121,985
GFL Environmental Inc (Canada) 5.375% due 03/01/23 ~	90,000	79,200
Global Ship Lease Inc (United Kingdom) 9.875% due 11/15/22 ~	200,000	192,750
Graphic Packaging International LLC 4.125% due 08/15/24	100,000	94,500
4.750% due 04/15/21	50,000	50,063
Great Lakes Dredge & Dock Corp 8.000% due 05/15/22	100,000	101,875
Griffon Corp 5.250% due 03/01/22	167,000	151,761
Grinding Media Inc 7.375% due 12/15/23 ~	140,000	136,150
Hornbeck Offshore Services Inc 5.000% due 03/01/21	100,000	47,500
Hulk Finance Corp (Canada) 7.000% due 06/01/26 ~	100,000	87,500
Ingram Micro Inc 5.450% due 12/15/24	100,000	94,544
Intertape Polymer Group Inc (Canada) 7.000% due 10/15/26 ~	60,000	59,400

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-49

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Itron Inc 5.000% due 01/15/26 ~	$25,000	$22,938
James Hardie International Finance DAC (Ireland) 4.750% due 01/15/25 ~	200,000	182,750
Jeld-Wen Inc 4.625% due 12/15/25 ~	100,000	87,750
JPW Industries Holding Corp 9.000% due 10/01/24 ~	50,000	48,375
Koppers Inc 6.000% due 02/15/25 ~	100,000	88,500
Kratos Defense & Security Solutions Inc 6.500% due 11/30/25 ~	50,000	50,938
Leonardo US Holdings Inc (Italy) 6.250% due 01/15/40 ~	150,000	140,250
Louisiana-Pacific Corp 4.875% due 09/15/24	45,000	43,538
Masonite International Corp 5.625% due 03/15/23 ~	63,000	61,346
5.750% due 09/15/26 ~	75,000	70,875
MasTec Inc 4.875% due 03/15/23	100,000	97,375
Michael Baker International LLC 8.750% due 03/01/23 ~	50,000	49,750
Mueller Water Products Inc 5.500% due 06/15/26 ~	100,000	97,250
Multi-Color Corp 4.875% due 11/01/25 ~	53,000	45,448
6.125% due 12/01/22 ~	100,000	99,500
Navios Maritime Acquisition Corp 8.125% due 11/15/21 ~	50,000	37,750
Navios Maritime Holdings Inc (Greece) 7.375% due 01/15/22 ~	107,000	68,480
NCI Building Systems Inc 8.000% due 04/15/26 ~	145,000	133,219
Neovia Logistics Services LLC 8.875% due 08/01/20 ~	100,000	87,500
New Enterprise Stone & Lime Co Inc 10.125% due 04/01/22 ~	125,000	122,500
Norbord Inc (Canada) 6.250% due 04/15/23 ~	100,000	100,536
Northwest Hardwoods Inc 7.500% due 08/01/21 ~	100,000	72,000
Novelis Corp 5.875% due 09/30/26 ~	175,000	155,312
6.250% due 08/15/24 ~	205,000	193,212
Owens-Brockway Glass Container Inc 5.000% due 01/15/22 ~	100,000	99,375
5.375% due 01/15/25 ~	48,000	45,780
5.875% due 08/15/23 ~	160,000	161,000
Pactiv LLC 7.950% due 12/15/25	100,000	98,000
Park Aerospace Holdings Ltd (Ireland) 4.500% due 03/15/23 ~	238,000	223,125
5.250% due 08/15/22 ~	285,000	276,806
5.500% due 02/15/24 ~	135,000	130,612
PGT Escrow Issuer Inc 6.750% due 08/01/26 ~	50,000	49,375
Pioneer Holdings LLC (United Kingdom) 9.000% due 11/01/22 ~	50,000	50,375
Plastipak Holdings Inc 6.250% due 10/15/25 ~	50,000	44,500
RBS Global Inc 4.875% due 12/15/25 ~	76,000	69,350
Resideo Funding Inc 6.125% due 11/01/26 ~	90,000	88,875
Reynolds Group Issuer Inc 5.125% due 07/15/23 ~	205,500	195,996
5.750% due 10/15/20	324,651	324,245
6.875% due 02/15/21	51,981	52,046
7.000% due 07/15/24 ~	225,000	214,734

	Principal Amount	Value
Sealed Air Corp 4.875% due 12/01/22 ~	$100,000	$99,375
5.125% due 12/01/24 ~	50,000	49,313
5.250% due 04/01/23 ~	100,000	100,750
5.500% due 09/15/25 ~	100,000	99,000
6.500% due 12/01/20 ~	25,000	25,938
Sensata Technologies BV 4.875% due 10/15/23 ~	100,000	97,625
5.000% due 10/01/25 ~	250,000	236,250
Silgan Holdings Inc 4.750% due 03/15/25	100,000	93,750
SPX FLOW Inc 5.625% due 08/15/24 ~	100,000	95,000
St Marys Cement Inc (Brazil) 5.750% due 01/28/27 ~	200,000	198,000
Standard Industries Inc 4.750% due 01/15/28 ~	124,000	104,625
5.000% due 02/15/27 ~	100,000	87,750
5.375% due 11/15/24 ~	100,000	94,250
5.500% due 02/15/23 ~	100,000	98,250
6.000% due 10/15/25 ~	200,000	192,570
StandardAero Aviation Holdings Inc 10.000% due 07/15/23 ~	50,000	53,500
Stevens Holding Co Inc 6.125% due 10/01/26 ~	100,000	99,000
Summit Materials LLC 5.125% due 06/01/25 ~	100,000	91,250
6.125% due 07/15/23	100,000	99,500
Teekay Corp (Bermuda) 8.500% due 01/15/20	25,000	23,969
Teekay Offshore Partners LP 8.500% due 07/15/23 ~	110,000	107,800
Tennant Co 5.625% due 05/01/25	100,000	94,750
Terex Corp 5.625% due 02/01/25 ~	80,000	74,600
Tervita Escrow Corp (Canada) 7.625% due 12/01/21 ~	100,000	95,750
The Kenan Advantage Group Inc 7.875% due 07/31/23 ~	50,000	48,125
Titan Acquisition Ltd (Canada) 7.750% due 04/15/26 ~	130,000	111,475
TransDigm Inc 5.500% due 10/15/20	100,000	99,375
6.000% due 07/15/22	100,000	97,875
6.375% due 06/15/26	151,000	140,996
6.500% due 07/15/24	120,000	117,150
6.500% due 05/15/25	100,000	95,875
TransDigm UK Holdings PLC 6.875% due 05/15/26 ~	235,000	224,425
TriMas Corp 4.875% due 10/15/25 ~	100,000	92,437
Trinity Industries Inc 4.550% due 10/01/24	75,000	64,692
Triumph Group Inc 4.875% due 04/01/21	60,000	54,150
5.250% due 06/01/22	50,000	43,750
7.750% due 08/15/25	67,000	59,295
Tutor Perini Corp 6.875% due 05/01/25 ~	65,000	60,613
US Concrete Inc 6.375% due 06/01/24	100,000	92,500
USG Corp 4.875% due 06/01/27 ~	25,000	25,250
5.500% due 03/01/25 ~	100,000	101,125
Vertiv Group Corp 9.250% due 10/15/24 ~	125,000	115,625
Vertiv Intermediate Holding Corp 12.000% Cash or 13.000% PIK due 02/15/22 ~	65,000	60,044

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-50

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Waste Pro USA Inc 5.500% due 02/15/26 ~	$90,000	$83,250
Weekley Homes LLC 6.625% due 08/15/25	200,000	184,500
Welbilt Inc 9.500% due 02/15/24	100,000	107,375
WESCO Distribution Inc 5.375% due 12/15/21	100,000	99,125
5.375% due 06/15/24	50,000	47,313
XPO Logistics Inc 6.125% due 09/01/23 ~	60,000	57,975
6.500% due 06/15/22 ~	191,000	190,045
Zekelman Industries Inc 9.875% due 06/15/23 ~	75,000	79,312

		18,573,139

Technology - 5.0%

ACI Worldwide Inc 5.750% due 08/15/26 ~	115,000	113,419
Advanced Micro Devices Inc 7.000% due 07/01/24	100,000	103,000
7.500% due 08/15/22	100,000	107,500
Amkor Technology Inc 6.375% due 10/01/22	50,000	50,265
Ascend Learning LLC 6.875% due 08/01/25 ~	95,000	91,438
Banff Merger Sub Inc 9.750% due 09/01/26 ~	240,000	220,200
Blackboard Inc 9.750% due 10/15/21 ~	50,000	34,250
Camelot Finance SA 7.875% due 10/15/24 ~	95,000	92,364
CDK Global Inc 4.875% due 06/01/27	155,000	144,537
5.000% due 10/15/24	50,000	49,125
5.875% due 06/15/26	25,000	25,133
CDW LLC 5.000% due 09/01/23	100,000	98,750
5.000% due 09/01/25	55,000	52,869
5.500% due 12/01/24	100,000	99,250
Change Healthcare Holdings LLC 5.750% due 03/01/25 ~	145,000	135,756
Dell Inc 4.625% due 04/01/21	100,000	98,750
5.400% due 09/10/40	100,000	82,500
Dell International LLC 5.875% due 06/15/21 ~	426,000	426,590
7.125% due 06/15/24 ~	200,000	203,654
Diebold Nixdorf Inc 8.500% due 04/15/24	100,000	60,500
Donnelley Financial Solutions Inc 8.250% due 10/15/24	50,000	49,750
EMC Corp 2.650% due 06/01/20	175,000	168,106
3.375% due 06/01/23	170,000	147,634
Entegris Inc 4.625% due 02/10/26 ~	102,000	94,350
Everi Payments Inc 7.500% due 12/15/25 ~	100,000	94,875
Exela Intermediate LLC 10.000% due 07/15/23 ~	155,000	148,606
Fair Isaac Corp 5.250% due 05/15/26 ~	100,000	97,250
First Data Corp 5.000% due 01/15/24 ~	355,000	343,019
5.375% due 08/15/23 ~	200,000	197,000
5.750% due 01/15/24 ~	355,000	348,021
GCI LLC 6.750% due 06/01/21	100,000	100,478
Genesys Telecommunications Laboratories Inc 10.000% due 11/30/24 ~	95,000	99,750

	Principal Amount	Value
Harland Clarke Holdings Corp 8.375% due 08/15/22 ~	$145,000	$132,856
9.250% due 03/01/21 ~	200,000	182,000
Infor Software Parent LLC 7.125% Cash or 7.875% PIK due 05/01/21 ~	40,000	39,100
Infor US Inc 5.750% due 08/15/20 ~	100,000	100,425
6.500% due 05/15/22	251,000	243,696
Informatica LLC 7.125% due 07/15/23 ~	151,000	147,812
IQVIA Inc 4.875% due 05/15/23 ~	40,000	39,400
5.000% due 10/15/26 ~	200,000	191,750
j2 Cloud Services LLC 6.000% due 07/15/25 ~	85,000	83,406
Leidos Holdings Inc 4.450% due 12/01/20	100,000	99,500
Lexmark International Inc 7.125% due 03/15/20	50,000	41,250
MSCI Inc 4.750% due 08/01/26 ~	55,000	52,250
5.250% due 11/15/24 ~	95,000	95,000
5.375% due 05/15/27 ~	150,000	147,187
5.750% due 08/15/25 ~	151,000	152,887
NCR Corp 4.625% due 02/15/21	45,000	43,988
5.000% due 07/15/22	113,000	107,068
5.875% due 12/15/21	50,000	48,938
6.375% due 12/15/23	144,000	139,926
Nuance Communications Inc 5.625% due 12/15/26	80,000	76,200
6.000% due 07/01/24	100,000	99,875
Open Text Corp (Canada) 5.625% due 01/15/23 ~	80,000	80,000
5.875% due 06/01/26 ~	158,000	155,235
Pitney Bowes Inc 3.875% due 09/15/20	100,000	98,125
3.875% due 10/01/21	200,000	188,250
4.625% due 03/15/24	30,000	25,481
PTC Inc 6.000% due 05/15/24	115,000	115,862
Qorvo Inc 5.500% due 07/15/26 ~	95,000	90,963
Rackspace Hosting Inc 8.625% due 11/15/24 ~	165,000	129,112
Riverbed Technology Inc 8.875% due 03/01/23 ~	145,000	107,663
RP Crown Parent LLC 7.375% due 10/15/24 ~	100,000	101,000
Solera LLC 10.500% due 03/01/24 ~	270,000	288,900
Sophia LP 9.000% due 09/30/23 ~	100,000	100,500
The Dun & Bradstreet Corp 4.625% due 12/01/22	100,000	101,500
TIBCO Software Inc 11.375% due 12/01/21 ~	145,000	152,250
Veritas US Inc 10.500% due 02/01/24 ~	200,000	132,500
West Corp 8.500% due 10/15/25 ~	221,000	175,695
Western Digital Corp 4.750% due 02/15/26	350,000	304,937
Xerox Corp 2.800% due 05/15/20	100,000	96,710
3.625% due 03/15/23	90,000	81,040
4.500% due 05/15/21	200,000	195,196
6.750% due 12/15/39	100,000	78,680

		9,242,802

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-51

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
Utilities - 2.5%

AES Corp
4.000% due 03/15/21	$15,000	$14,775
4.500% due 03/15/23	30,000	29,363
4.875% due 05/15/23	202,000	197,960
5.125% due 09/01/27	176,000	169,400
5.500% due 04/15/25	93,000	92,768
AmeriGas Partners LP
5.500% due 05/20/25	65,000	59,800
5.625% due 05/20/24	90,000	85,500
5.750% due 05/20/27	100,000	89,000
5.875% due 08/20/26	115,000	105,513
Calpine Corp
5.250% due 06/01/26 ~	150,000	137,438
5.375% due 01/15/23	200,000	188,000
5.500% due 02/01/24	100,000	91,875
5.750% due 01/15/25	275,000	252,312
5.875% due 01/15/24 ~	75,000	73,688
6.000% due 01/15/22 ~	197,000	196,261
Clearway Energy Operating LLC 5.375% due 08/15/24	150,000	143,250
5.750% due 10/15/25 ~	100,000	95,875
InterGen NV (Netherlands) 7.000% due 06/30/23 ~	50,000	42,875
NextEra Energy Operating Partners LP
4.250% due 09/15/24 ~	136,000	126,310
4.500% due 09/15/27 ~	58,000	51,838
NGL Energy Partners LP
6.125% due 03/01/25	100,000	86,500
7.500% due 11/01/23	95,000	91,675
NRG Energy Inc
5.750% due 01/15/28	97,000	93,484
6.250% due 05/01/24	115,000	117,156
6.625% due 01/15/27	270,000	273,037
7.250% due 05/15/26	155,000	161,975
Rockpoint Gas Storage Canada Ltd (Canada) 7.000% due 03/31/23 ~	100,000	94,500
SCANA Corp
4.125% due 02/01/22	100,000	100,099
4.750% due 05/15/21	100,000	101,277
Southern Star Central Corp 5.125% due 07/15/22 ~	100,000	96,500
Talen Energy Supply LLC
4.600% due 12/15/21	2,000	1,810
6.500% due 06/01/25	28,000	20,020
9.500% due 07/15/22 ~	100,000	101,000
10.500% due 01/15/26 ~	100,000	85,500
Terraform Global Operating LLC 6.125% due 03/01/26 ~	100,000	93,250

	Principal Amount	Value
Vistra Energy Corp
5.875% due 06/01/23	$100,000	$100,500
7.375% due 11/01/22	325,000	336,375
7.625% due 11/01/24	181,000	191,407
Vistra Operations Co LLC 5.500% due 09/01/26 ~	150,000	144,937

		4,534,803

Total Corporate Bonds & Notes (Cost $193,260,835)		180,105,434

	Shares

SHORT-TERM INVESTMENT - 0.2%

Money Market Fund - 0.2%

BlackRock Liquidity Funds T-Fund Portfolio	379,568	379,568

Total Short-Term Investment (Cost $379,568)		379,568

TOTAL INVESTMENTS - 98.4% (Cost $193,640,403)		180,485,002

OTHER ASSETS & LIABILITIES, NET - 1.6%		2,843,828

NET ASSETS - 100.0%		$183,328,830

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Communications	19.4%
Consumer, Non-Cyclical	17.3%
Consumer, Cyclical	14.1%
Energy	13.7%
Industrial	10.1%
Financial	10.1%
Basic Materials	5.9%
Technology	5.0%
Others (each less than 3.0%)	2.8%

98.4%
Other Assets & Liabilities, Net	1.6%

100.0%

(b)	Investments with a total aggregate value of $80,250 or less than 0.1% of the Fund’s net assets were in default as of December 31, 2018.

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$180,105,434	$-	$180,105,434	$-
	Short-Term Investment	379,568	379,568	-	-

	Total	$180,485,002	$379,568	$180,105,434	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-52

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 97.5%

Basic Materials - 1.2%

Axalta Coating Systems Ltd *	4,397	$102,978
Celanese Corp	4,175	375,625
FMC Corp	2,784	205,905
International Flavors & Fragrances Inc	2,397	321,845
International Paper Co	2,408	97,187
Linde PLC (United Kingdom)	16,379	2,555,779
LyondellBasell Industries NV ‘A’	7,604	632,349
NewMarket Corp	378	155,770
Platform Specialty Products Corp *	5,832	60,244
PPG Industries Inc	839	85,771
Royal Gold Inc	1,364	116,827
RPM International Inc	1,407	82,703
Southern Copper Corp (Peru)	4,191	128,957
Steel Dynamics Inc	1,755	52,720
The Chemours Co	8,906	251,327
The Sherwin-Williams Co	4,148	1,632,072
Univar Inc *	928	16,463
Versum Materials Inc	5,498	152,404
Westlake Chemical Corp	1,710	113,151
WR Grace & Co	2,523	163,768

		7,303,845

Communications - 18.1%

Alphabet Inc ‘A’ *	15,028	15,703,659
Alphabet Inc ‘C’ *	15,327	15,872,794
Amazon.com Inc *	20,450	30,715,286
AMC Networks Inc ‘A’ *	2,103	115,413
Arista Networks Inc *	2,896	610,187
Booking Holdings Inc *	2,378	4,095,915
Cable One Inc	221	181,242
CBS Corp ‘B’	16,370	715,696
CDW Corp	7,337	594,664
Charter Communications Inc ‘A’ *	6,200	1,766,814
eBay Inc *	9,713	272,644
Expedia Group Inc	6,104	687,616
F5 Networks Inc *	2,987	483,984
Facebook Inc ‘A’ *	119,612	15,679,937
FactSet Research Systems Inc	1,860	372,242
FireEye Inc *	6,324	102,512
GoDaddy Inc ‘A’ *	8,009	525,551
GrubHub Inc *	4,594	352,865
IAC/InterActiveCorp *	3,785	692,806
LogMeIn Inc	1,724	140,627
Match Group Inc	2,631	112,528
Motorola Solutions Inc	932	107,217
Netflix Inc *	20,963	5,610,957
Okta Inc *	4,361	278,232
Omnicom Group Inc	7,336	537,289
Palo Alto Networks Inc *	4,512	849,835
Proofpoint Inc *	2,553	213,967
RingCentral Inc ‘A’ *	3,380	278,647
Sirius XM Holdings Inc	65,390	373,377
Switch Inc ‘A’	2,218	15,526
T-Mobile US Inc *	10,213	649,649
The Interpublic Group of Cos Inc	2,017	41,611
The Walt Disney Co	53,615	5,878,885
TripAdvisor Inc *	5,297	285,720
Twilio Inc ‘A’ *	3,642	325,231
Twitter Inc *	35,945	1,033,059
Ubiquiti Networks Inc	757	75,253
VeriSign Inc *	5,328	790,089
Wayfair Inc ‘A’ *	2,852	256,908
Zayo Group Holdings Inc *	11,219	256,242
Zendesk Inc *	5,223	304,866
Zillow Group Inc ‘A’ *	2,063	64,840
Zillow Group Inc ‘C’ *	4,535	143,215

		108,165,597

	Shares	Value
Consumer, Cyclical - 10.1%

Advance Auto Parts Inc	1,096	$172,576
Allison Transmission Holdings Inc	5,659	248,487
Aptiv PLC	11,530	709,902
AutoZone Inc *	1,118	937,264
Best Buy Co Inc	3,139	166,241
Brunswick Corp	439	20,392
Burlington Stores Inc *	3,360	546,571
CarMax Inc *	5,185	325,255
Carter’s Inc	2,238	182,666
Chipotle Mexican Grill Inc *	1,230	531,102
Choice Hotels International Inc	1,766	126,410
Columbia Sportswear Co	191	16,061
Copart Inc *	10,258	490,127
Costco Wholesale Corp	21,961	4,473,675
Darden Restaurants Inc	3,157	315,258
Delta Air Lines Inc	7,992	398,801
Dollar General Corp	13,337	1,441,463
Dollar Tree Inc *	2,035	183,801
Domino’s Pizza Inc	2,065	512,099
DR Horton Inc	9,762	338,351
Dunkin’ Brands Group Inc	4,190	268,663
Extended Stay America Inc	5,837	90,474
Fastenal Co	14,233	744,244
Floor & Decor Holdings Inc ‘A’ *	2,618	67,806
Garrett Motion Inc * (Switzerland)	2,338	28,851
Hanesbrands Inc	18,224	228,347
Hasbro Inc	4,553	369,931
HD Supply Holdings Inc *	2,853	107,045
Hilton Grand Vacations Inc *	4,923	129,918
Hilton Worldwide Holdings Inc	14,027	1,007,139
KAR Auction Services Inc	6,255	298,489
L Brands Inc	2,209	56,705
Las Vegas Sands Corp	10,923	568,542
Lear Corp	364	44,721
Lennar Corp ‘A’	7,758	303,726
Lennar Corp ‘B’	356	11,153
Lions Gate Entertainment Corp ‘A’	149	2,399
Lions Gate Entertainment Corp ‘B’	411	6,116
Live Nation Entertainment Inc *	6,924	341,007
LKQ Corp *	2,614	62,030
Lowe’s Cos Inc	40,964	3,783,435
Lululemon Athletica Inc *	4,847	589,444
Marriott International Inc ‘A’	14,311	1,553,602
Mattel Inc *	3,851	38,471
McDonald’s Corp	7,632	1,355,214
MGM Resorts International	2,412	58,515
Michael Kors Holdings Ltd *	3,724	141,214
MSC Industrial Direct Co Inc ‘A’	1,023	78,689
NIKE Inc ‘B’	62,926	4,665,334
Nordstrom Inc	5,993	279,334
Nu Skin Enterprises Inc ‘A’	863	52,928
NVR Inc *	161	392,355
O’Reilly Automotive Inc *	3,987	1,372,844
Polaris Industries Inc	2,795	214,321
Pool Corp	1,999	297,151
PulteGroup Inc	4,201	109,184
Ross Stores Inc	18,292	1,521,894
Six Flags Entertainment Corp	3,637	202,326
Skechers U.S.A. Inc ‘A’ *	3,186	72,928
Southwest Airlines Co	18,415	855,929
Starbucks Corp	60,719	3,910,304
Tapestry Inc	2,883	97,301
Tempur Sealy International Inc *	2,350	97,290
Tesla Inc *	6,889	2,292,659
The Gap Inc	623	16,048
The Home Depot Inc	57,953	9,957,484
The Madison Square Garden Co ‘A’ *	86	23,022
The Michaels Cos Inc *	900	12,186

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-53

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
The Scotts Miracle-Gro Co	1,013	$62,259
The TJX Cos Inc	62,117	2,779,115
The Toro Co	5,098	284,876
The Wendy’s Co	9,522	148,638
Thor Industries Inc	2,111	109,772
Tiffany & Co	1,102	88,722
Toll Brothers Inc	3,626	119,404
Tractor Supply Co	6,098	508,817
Ulta Beauty Inc *	2,833	693,632
Under Armour Inc ‘A’ *	7,192	127,083
Under Armour Inc ‘C’ *	7,307	118,154
Urban Outfitters Inc *	3,758	124,766
Vail Resorts Inc	2,029	427,754
VF Corp	12,525	893,534
Visteon Corp *	953	57,447
WABCO Holdings Inc *	2,713	291,213
Watsco Inc	1,312	182,552
Williams-Sonoma Inc	994	50,147
WW Grainger Inc	2,306	651,122
Wyndham Destinations Inc	4,805	172,211
Wyndham Hotels & Resorts Inc	5,022	227,848
Wynn Resorts Ltd	5,046	499,100
Yum China Holdings Inc (China)	1,602	53,715
Yum! Brands Inc	4,613	424,027

		60,011,122

Consumer, Non-Cyclical - 22.5%

2U Inc *	2,744	136,432
AbbVie Inc	76,227	7,027,367
ABIOMED Inc *	2,149	698,511
Agios Pharmaceuticals Inc *	2,417	111,448
Alexion Pharmaceuticals Inc *	8,926	869,035
Align Technology Inc *	3,995	836,673
Alkermes PLC *	7,855	231,801
Alnylam Pharmaceuticals Inc *	4,021	293,171
Altria Group Inc	95,221	4,702,965
AmerisourceBergen Corp	7,901	587,834
Amgen Inc	30,238	5,886,431
Automatic Data Processing Inc	22,093	2,896,834
Avery Dennison Corp	4,457	400,372
Baxter International Inc	2,814	185,218
Becton Dickinson & Co	1,235	278,270
Bio-Techne Corp	1,911	276,560
Biogen Inc *	9,564	2,877,999
BioMarin Pharmaceutical Inc *	8,756	745,573
Bluebird Bio Inc *	1,851	183,619
Booz Allen Hamilton Holding Corp	6,542	294,848
Boston Scientific Corp *	52,872	1,868,497
Bright Horizons Family Solutions Inc *	2,425	270,266
Bristol-Myers Squibb Co	43,660	2,269,447
Brown-Forman Corp ‘A’	2,477	117,459
Brown-Forman Corp ‘B’	14,215	676,350
Bruker Corp	2,220	66,089
Campbell Soup Co	6,207	204,769
Cantel Medical Corp	1,869	139,147
Catalent Inc *	1,567	48,859
Celgene Corp *	35,176	2,254,430
Centene Corp *	9,020	1,040,006
Charles River Laboratories International Inc *	1,731	195,915
Chemed Corp	787	222,941
Church & Dwight Co Inc	10,471	688,573
Cigna Corp	5,291	1,004,870
Cintas Corp	4,330	727,397
Colgate-Palmolive Co	8,056	479,493
Constellation Brands Inc ‘A’	7,824	1,258,256
CoreLogic Inc *	2,590	86,558
CoStar Group Inc *	1,763	594,730
CVS Health Corp	4,820	315,806
DaVita Inc *	3,309	170,281

	Shares	Value
DexCom Inc *	4,419	$529,396
Ecolab Inc	5,782	851,978
Edwards Lifesciences Corp *	10,575	1,619,773
Elanco Animal Health Inc *	1,527	48,146
Eli Lilly & Co	29,192	3,378,098
Encompass Health Corp	4,946	305,168
Equifax Inc	1,652	153,851
Euronet Worldwide Inc *	1,265	129,511
Exact Sciences Corp *	6,090	384,279
Exelixis Inc *	14,909	293,260
FleetCor Technologies Inc *	4,405	818,097
Gartner Inc *	4,493	574,385
General Mills Inc	1,552	60,435
Gilead Sciences Inc	48,342	3,023,792
Global Payments Inc	7,977	822,668
Grand Canyon Education Inc *	2,396	230,351
H&R Block Inc	2,022	51,298
HCA Healthcare Inc	9,776	1,216,623
Henry Schein Inc *	1,116	87,628
Herbalife Nutrition Ltd *	1,063	62,664
Hill-Rom Holdings Inc	2,198	194,633
Humana Inc	6,525	1,869,282
ICU Medical Inc *	792	181,867
IDEXX Laboratories Inc *	4,312	802,118
Illumina Inc *	7,395	2,217,982
Incyte Corp *	8,849	562,708
Insulet Corp *	2,969	235,501
Integra LifeSciences Holdings Corp *	2,843	128,219
Intuitive Surgical Inc *	5,630	2,696,320
Ionis Pharmaceuticals Inc *	6,342	342,849
Jazz Pharmaceuticals PLC *	2,610	323,536
Johnson & Johnson	24,399	3,148,691
Kellogg Co	6,335	361,158
Keurig Dr Pepper Inc	9,127	234,016
Kimberly-Clark Corp	15,284	1,741,459
Laboratory Corp of America Holdings *	302	38,161
MarketAxess Holdings Inc	1,864	393,882
Masimo Corp *	2,285	245,340
McCormick & Co Inc	335	46,645
McKesson Corp	1,135	125,383
Merck & Co Inc	8,993	687,155
Molina Healthcare Inc *	2,636	306,356
Monster Beverage Corp *	20,112	989,913
Moody’s Corp	8,389	1,174,796
Morningstar Inc	927	101,822
Nektar Therapeutics *	7,948	261,251
Neurocrine Biosciences Inc *	4,336	309,634
PayPal Holdings Inc *	59,709	5,020,930
Penumbra Inc *	1,557	190,265
PepsiCo Inc	63,218	6,984,325
Post Holdings Inc *	1,923	171,397
PRA Health Sciences Inc *	2,823	259,603
Premier Inc ‘A’ *	975	36,416
Quanta Services Inc	2,200	66,220
Regeneron Pharmaceuticals Inc *	4,015	1,499,603
ResMed Inc	6,947	791,055
Robert Half International Inc	6,116	349,835
Rollins Inc	7,474	269,811
S&P Global Inc	12,588	2,139,205
Sabre Corp	11,112	240,464
Sage Therapeutics Inc *	2,311	221,371
Sarepta Therapeutics Inc *	3,320	362,312
Seattle Genetics Inc *	5,448	308,684
Service Corp International	3,770	151,780
ServiceMaster Global Holdings Inc *	6,907	253,763
Spectrum Brands Holdings Inc	961	40,602
Sprouts Farmers Market Inc *	6,151	144,610
Square Inc ‘A’ *	14,710	825,084
Stryker Corp	17,125	2,684,344
Sysco Corp	24,021	1,505,156

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-54

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Teleflex Inc	442	$114,248
TESARO Inc *	1,828	135,729
The Clorox Co	5,580	860,101
The Coca-Cola Co	149,374	7,072,859
The Cooper Cos Inc	394	100,273
The Estee Lauder Cos Inc ‘A’	10,746	1,398,055
The Hershey Co	6,266	671,590
The Western Union Co	6,610	112,767
Thermo Fisher Scientific Inc	1,217	272,352
Total System Services Inc	8,932	726,082
TransUnion	9,054	514,267
United Rentals Inc *	4,135	423,962
UnitedHealth Group Inc	48,135	11,991,391
US Foods Holding Corp *	646	20,439
Varian Medical Systems Inc *	4,598	520,999
Verisk Analytics Inc *	7,972	869,267
Vertex Pharmaceuticals Inc *	12,859	2,130,865
WellCare Health Plans Inc *	2,328	549,618
West Pharmaceutical Services Inc	866	84,894
WEX Inc *	2,099	293,986
Worldpay Inc ‘A’ *	1,339	102,340
Zoetis Inc	24,226	2,072,292

		134,138,389

Energy - 0.8%

Anadarko Petroleum Corp	8,493	372,333
Antero Resources Corp *	6,533	61,345
Apache Corp	1,217	31,946
Cabot Oil & Gas Corp	15,884	355,007
Cheniere Energy Inc *	8,005	473,816
Cimarex Energy Co	607	37,422
Concho Resources Inc *	1,291	132,702
Continental Resources Inc *	2,149	86,368
Diamondback Energy Inc	1,307	121,159
EOG Resources Inc	3,334	290,758
Halliburton Co	44,064	1,171,221
Kosmos Energy Ltd * (Ghana)	2,278	9,271
Newfield Exploration Co *	3,721	54,550
ONEOK Inc	8,642	466,236
Parsley Energy Inc ‘A’ *	9,120	145,738
Pioneer Natural Resources Co	4,628	608,675
RPC Inc	1,089	10,748

		4,429,295

Financial - 9.2%

Air Lease Corp	274	8,278
Alexandria Real Estate Equities Inc REIT	399	45,981
Alleghany Corp	86	53,606
Alliance Data Systems Corp	2,344	351,788
American Express Co	24,260	2,312,463
American International Group Inc	6,179	243,514
American Tower Corp REIT	22,005	3,480,971
Ameriprise Financial Inc	1,052	109,797
Aon PLC	12,081	1,756,094
Arch Capital Group Ltd *	2,882	77,007
Axis Capital Holdings Ltd	447	23,083
Berkshire Hathaway Inc ‘B’ *	12,229	2,496,917
BOK Financial Corp	229	16,793
Brown & Brown Inc	669	18,438
Capital One Financial Corp	1,908	144,226
Cboe Global Markets Inc	5,220	510,673
CBRE Group Inc ‘A’ *	7,782	311,591
CME Group Inc	2,101	395,240
Colony Capital Inc REIT	2,138	10,006
Comerica Inc	508	34,895
CoreSite Realty Corp REIT	1,849	161,288
Credit Acceptance Corp *	527	201,188
Crown Castle International Corp REIT	15,745	1,710,379
Discover Financial Services	7,832	461,931
E*TRADE Financial Corp	3,053	133,966

	Shares	Value
East West Bancorp Inc	598	$26,031
Eaton Vance Corp	5,863	206,260
Equinix Inc REIT	4,016	1,415,881
Equity LifeStyle Properties Inc REIT	4,290	416,688
Erie Indemnity Co ‘A’	921	122,778
Evercore Inc ‘A’	2,042	146,126
Everest Re Group Ltd	812	176,821
Extra Space Storage Inc REIT	5,382	486,963
Gaming & Leisure Properties Inc REIT	3,642	117,673
Hudson Pacific Properties Inc REIT	1,126	32,722
Interactive Brokers Group Inc ‘A’	3,495	191,002
Intercontinental Exchange Inc	14,576	1,098,010
Lamar Advertising Co ‘A’ REIT	3,835	265,305
Lazard Ltd ‘A’	5,401	199,351
Life Storage Inc REIT	143	13,298
LPL Financial Holdings Inc	4,304	262,888
Markel Corp *	61	63,321
Marsh & McLennan Cos Inc	11,965	954,209
Mastercard Inc ‘A’	46,242	8,723,553
Northern Trust Corp	2,960	247,426
Omega Healthcare Investors Inc REIT	805	28,296
OneMain Holdings Inc *	398	9,667
Pinnacle Financial Partners Inc	1,629	75,097
Public Storage REIT	7,449	1,507,752
Raymond James Financial Inc	1,973	146,811
RenaissanceRe Holdings Ltd (Bermuda)	130	17,381
Santander Consumer USA Holdings Inc	758	13,333
SBA Communications Corp REIT *	5,655	915,488
SEI Investments Co	6,784	313,421
Signature Bank	1,720	176,833
Simon Property Group Inc REIT	14,144	2,376,051
State Street Corp	1,161	73,224
SVB Financial Group *	2,000	379,840
Synchrony Financial	12,844	301,320
Synovus Financial Corp	2,407	77,000
T Rowe Price Group Inc	11,039	1,019,120
Taubman Centers Inc REIT	2,999	136,424
TD Ameritrade Holding Corp	13,928	681,915
Texas Capital Bancshares Inc *	1,595	81,489
The Charles Schwab Corp	60,216	2,500,770
The Howard Hughes Corp *	794	77,510
The Progressive Corp	29,045	1,752,285
The Travelers Cos Inc	2,684	321,409
Virtu Financial Inc ‘A’	1,986	51,159
Visa Inc ‘A’	88,794	11,715,480
Voya Financial Inc	505	20,271
Western Alliance Bancorp *	2,997	118,352

		55,124,117

Industrial - 11.1%

3M Co	23,897	4,553,334
Allegion PLC	4,008	319,478
AMETEK Inc	2,239	151,580
Amphenol Corp ‘A’	14,848	1,202,985
AO Smith Corp	7,212	307,952
Armstrong World Industries Inc	2,284	132,952
Berry Global Group Inc *	3,368	160,081
BWX Technologies Inc	5,063	193,558
Caterpillar Inc	26,466	3,363,035
CH Robinson Worldwide Inc	6,808	572,485
Cognex Corp	8,401	324,867
Coherent Inc *	903	95,456
Crown Holdings Inc *	6,536	271,702
CSX Corp	18,999	1,180,408
Cummins Inc	2,658	355,215
Curtiss-Wright Corp	175	17,871
Deere & Co	16,303	2,431,919
Donaldson Co Inc	5,754	249,666
Eagle Materials Inc	1,851	112,967
Emerson Electric Co	22,167	1,324,478

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-55

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Energizer Holdings Inc	1,736	$78,380
Expeditors International of Washington Inc	8,548	582,033
FedEx Corp	12,269	1,979,358
FLIR Systems Inc	649	28,257
Fortive Corp	13,555	917,131
Fortune Brands Home & Security Inc	3,097	117,655
frontdoor Inc *	3,453	91,884
Gardner Denver Holdings Inc *	1,798	36,769
General Dynamics Corp	5,867	922,351
Genesee & Wyoming Inc ‘A’ *	622	46,040
Gentex Corp	9,421	190,398
Graco Inc	8,397	351,414
Graphic Packaging Holding Co	2,774	29,515
Harris Corp	5,912	796,051
HEICO Corp	1,786	138,379
HEICO Corp ‘A’	3,916	246,708
Hexcel Corp	989	56,709
Honeywell International Inc	23,234	3,069,676
Hubbell Inc	1,877	186,461
Huntington Ingalls Industries Inc	1,812	344,842
IDEX Corp	3,513	443,551
Illinois Tool Works Inc	16,700	2,115,723
Ingersoll-Rand PLC	6,633	605,129
JB Hunt Transport Services Inc	4,429	412,074
Landstar System Inc	2,011	192,392
Lennox International Inc	1,665	364,402
Lincoln Electric Holdings Inc	3,190	251,532
Littelfuse Inc	1,018	174,567
Lockheed Martin Corp	11,350	2,971,884
Martin Marietta Materials Inc	2,931	503,751
Masco Corp	10,731	313,774
Mettler-Toledo International Inc *	1,227	693,967
National Instruments Corp	4,554	206,661
Nordson Corp	2,775	331,196
Northrop Grumman Corp	8,096	1,982,710
Old Dominion Freight Line Inc	3,344	412,951
Packaging Corp of America	4,532	378,241
Parker-Hannifin Corp	1,227	182,995
Raytheon Co	14,390	2,206,707
Republic Services Inc	705	50,823
Resideo Technologies Inc *	3,872	79,570
Rockwell Automation Inc	6,032	907,695
Roper Technologies Inc	930	247,864
Schneider National Inc ‘B’	465	8,682
Sealed Air Corp	4,534	157,965
Sensata Technologies Holding PLC *	4,207	188,642
Silgan Holdings Inc	1,387	32,761
Spirit AeroSystems Holdings Inc ‘A’	5,276	380,347
Textron Inc	2,184	100,442
The Boeing Co	26,970	8,697,825
The Middleby Corp *	1,636	168,066
TransDigm Group Inc *	2,405	817,844
Union Pacific Corp	34,112	4,715,302
United Parcel Service Inc ‘B’	34,675	3,381,853
Universal Display Corp	2,158	201,924
Vulcan Materials Co	6,086	601,297
Wabtec Corp	1,573	110,503
Waste Management Inc	18,211	1,620,597
Waters Corp *	3,554	670,462
Welbilt Inc *	6,566	72,948
XPO Logistics Inc *	6,263	357,242
Xylem Inc	5,099	340,205

		66,187,066

Technology - 24.5%

Accenture PLC ‘A’	32,379	4,565,763
Activision Blizzard Inc	37,746	1,757,831
Adobe Inc *	24,736	5,596,273
Advanced Micro Devices Inc *	47,018	867,952
Akamai Technologies Inc *	7,572	462,498

	Shares	Value
Analog Devices Inc	2,998	$257,318
ANSYS Inc *	4,241	606,209
Apple Inc	238,897	37,683,613
Applied Materials Inc	49,284	1,613,558
Aspen Technology Inc *	3,434	282,206
athenahealth Inc *	2,037	268,741
Atlassian Corp PLC ‘A’ *	4,958	441,163
Autodesk Inc *	9,271	1,192,343
Black Knight Inc *	7,214	325,063
Broadcom Inc	12,410	3,155,615
Broadridge Financial Solutions Inc	5,819	560,079
Cadence Design Systems Inc *	14,091	612,677
CDK Global Inc	6,436	308,156
Ceridian HCM Holding Inc *	1,711	59,012
Cerner Corp *	7,218	378,512
Citrix Systems Inc	6,687	685,150
Cognizant Technology Solutions Corp ‘A’	26,268	1,667,493
Cypress Semiconductor Corp	12,510	159,127
Dell Technologies Inc ‘C’ *	477	23,303
DocuSign Inc *	3,651	146,332
Elastic NV *	277	19,800
Electronic Arts Inc *	14,876	1,173,865
EPAM Systems Inc *	2,574	298,610
Fair Isaac Corp *	1,420	265,540
Fidelity National Information Services Inc	1,246	127,777
First Data Corp ‘A’ *	26,745	452,258
Fiserv Inc *	20,119	1,478,545
Fortinet Inc *	7,019	494,348
Genpact Ltd	2,718	73,359
Guidewire Software Inc *	4,058	325,573
International Business Machines Corp	33,145	3,767,592
Intuit Inc	12,290	2,419,287
IPG Photonics Corp *	1,835	207,887
Jack Henry & Associates Inc	3,913	495,073
KLA-Tencor Corp	7,670	686,388
Lam Research Corp	7,769	1,057,905
Manhattan Associates Inc *	3,183	134,864
Marvell Technology Group Ltd	7,523	121,797
Maxim Integrated Products Inc	13,744	698,882
Microchip Technology Inc	11,632	836,573
Micron Technology Inc *	44,460	1,410,716
Microsoft Corp	361,222	36,689,319
MKS Instruments Inc	2,747	177,484
Monolithic Power Systems Inc	2,060	239,475
MSCI Inc	4,361	642,942
NCR Corp *	4,931	113,808
NetApp Inc	13,167	785,675
Nutanix Inc ‘A’ *	6,980	290,298
NVIDIA Corp	29,309	3,912,752
NXP Semiconductors NV (Netherlands)	933	68,370
ON Semiconductor Corp *	20,539	339,099
Oracle Corp	12,527	565,594
Paychex Inc	16,137	1,051,326
Paycom Software Inc *	2,523	308,941
Pegasystems Inc	1,904	91,068
Pluralsight Inc ‘A’ *	767	18,063
PTC Inc *	5,957	493,835
Pure Storage Inc ‘A’ *	8,354	134,332
RealPage Inc *	3,565	171,797
Red Hat Inc *	8,896	1,562,493
salesforce.com Inc *	36,154	4,952,013
ServiceNow Inc *	8,923	1,588,740
Skyworks Solutions Inc	6,314	423,164
SolarWinds Corp *	1,230	17,011
Splunk Inc *	7,338	769,389
SS&C Technologies Holdings Inc	9,769	440,680
Synopsys Inc *	633	53,324
Tableau Software Inc ‘A’ *	3,569	428,280
Take-Two Interactive Software Inc *	3,413	351,334
Teradata Corp *	4,352	166,943

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-56

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Teradyne Inc	1,574	$49,392
Texas Instruments Inc	48,383	4,572,194
The Dun & Bradstreet Corp	817	116,619
The Ultimate Software Group Inc *	1,516	371,223
Tyler Technologies Inc *	1,910	354,916
Veeva Systems Inc ‘A’ *	6,078	542,887
VMware Inc ‘A’	3,501	480,092
Workday Inc ‘A’ *	7,292	1,164,387
Xilinx Inc	12,673	1,079,359
Zebra Technologies Corp ‘A’ *	2,656	422,915

		146,224,159

Total Common Stocks (Cost $399,540,980)		581,583,590

EXCHANGE-TRADED FUND - 2.0%

iShares Russell 1000 Growth	90,248	11,814,366

Total Exchange-Traded Fund (Cost $13,069,099)		11,814,366

	Principal Amount

SHORT-TERM INVESTMENT - 0.5%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $3,073,008; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $3,137,142)	$3,072,922	3,072,922

Total Short-Term Investment (Cost $3,072,922)		3,072,922

TOTAL INVESTMENTS - 100.0% (Cost $415,683,001)		596,470,878

DERIVATIVES - (0.0%)
(See Note (b) in Notes to Schedule of Investments)		(91,823)

OTHER ASSETS & LIABILITIES, NET - 0.0%		161,614

NET ASSETS - 100.0%		$596,540,669

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	24.5%
Consumer, Non-Cyclical	22.5%
Communications	18.1%
Industrial	11.1%
Consumer, Cyclical	10.1%
Financial	9.2%
Others (each less than 3.0%)	4.5%

	100.0%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.0%

	100.0%

(b)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini Index	03/19	11	$1,443,383	$1,393,315	($50,068)
S&P 500 E-Mini Index	03/19	12	1,544,875	1,503,120	(41,755)

Total Futures Contracts					($91,823)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-57

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$581,583,590	$581,583,590	$-	$-
	Exchange-Traded Fund	11,814,366	11,814,366	-	-
	Short-Term Investment	3,072,922	-	3,072,922	-

	Total Assets	596,470,878	593,397,956	3,072,922	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(91,823)	(91,823)	-	-

	Total Liabilities	(91,823)	(91,823)	-	-

	Total	$596,379,055	$593,306,133	$3,072,922	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-58

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 97.8%

Basic Materials - 3.4%

Air Products & Chemicals Inc	11,260	$1,802,163
Albemarle Corp	5,509	424,579
Alcoa Corp *	9,578	254,583
Ashland Global Holdings Inc	3,119	221,324
Axalta Coating Systems Ltd *	6,617	154,970
Cabot Corp	3,094	132,856
Celanese Corp	2,553	229,693
CF Industries Holdings Inc	11,950	519,945
Domtar Corp	3,278	115,156
DowDuPont Inc	118,137	6,317,967
Eastman Chemical Co	7,174	524,491
FMC Corp	4,071	301,091
Freeport-McMoRan Inc	74,117	764,146
Huntsman Corp	11,134	214,775
International Flavors & Fragrances Inc	2,716	364,677
International Paper Co	18,523	747,588
Linde PLC (United Kingdom)	11,620	1,813,185
LyondellBasell Industries NV ‘A’	8,371	696,132
NewMarket Corp	27	11,127
Newmont Mining Corp	27,342	947,400
Nucor Corp	16,298	844,399
Olin Corp	8,420	169,326
Platform Specialty Products Corp *	6,166	63,695
PPG Industries Inc	11,680	1,194,046
Reliance Steel & Aluminum Co	3,595	255,856
Royal Gold Inc	1,967	168,474
RPM International Inc	5,299	311,475
Steel Dynamics Inc	9,837	295,504
The Mosaic Co	17,999	525,751
United States Steel Corp	9,032	164,744
Univar Inc *	4,974	88,239
Valvoline Inc	9,479	183,419
Westlake Chemical Corp	156	10,323
WR Grace & Co	864	56,082

		20,889,181

Communications - 9.2%

ARRIS International PLC *	8,450	258,316
AT&T Inc	374,407	10,685,576
CenturyLink Inc	49,015	742,577
Charter Communications Inc ‘A’ *	2,639	752,036
Cisco Systems Inc	233,572	10,120,675
Comcast Corp ‘A’	235,293	8,011,727
CommScope Holding Co Inc *	9,715	159,229
Discovery Inc ‘A’ *	8,103	200,468
Discovery Inc ‘C’ *	17,941	414,078
DISH Network Corp ‘A’ *	11,354	283,509
eBay Inc *	36,489	1,024,246
EchoStar Corp ‘A’ *	2,320	85,190
FireEye Inc *	3,282	53,201
GCI Liberty Inc ‘A’ *	5,150	211,974
John Wiley & Sons Inc ‘A’	2,329	109,393
Juniper Networks Inc	17,723	476,926
Liberty Broadband Corp ‘A’ *	1,371	98,451
Liberty Broadband Corp ‘C’ *	5,282	380,462
Liberty Media Corp-Liberty Formula One ‘A’ *	1,272	37,804
Liberty Media Corp-Liberty Formula One ‘C’ *	10,092	309,824
Liberty Media Corp-Liberty SiriusXM ‘A’ *	4,332	159,418
Liberty Media Corp-Liberty SiriusXM ‘C’ *	8,729	322,798
LogMeIn Inc	876	71,455
Motorola Solutions Inc	7,376	848,535
News Corp ‘A’	19,505	221,382
News Corp ‘B’	6,376	73,643
Omnicom Group Inc	3,909	286,295

	Shares	Value
Sprint Corp *	34,001	$197,886
Symantec Corp	32,670	617,300
T-Mobile US Inc *	5,455	346,993
Telephone & Data Systems Inc	5,015	163,188
The Interpublic Group of Cos Inc	17,646	364,037
The Walt Disney Co	21,739	2,383,681
Tribune Media Co ‘A’	4,370	198,311
Twenty-First Century Fox Inc ‘A’	53,638	2,581,061
Twenty-First Century Fox Inc ‘B’	25,238	1,205,872
United States Cellular Corp *	805	41,836
Verizon Communications Inc	212,958	11,972,499
Viacom Inc ‘A’	516	14,350
Viacom Inc ‘B’	18,113	465,504
Zillow Group Inc ‘A’ *	878	27,596
Zillow Group Inc ‘C’ *	1,841	58,139

		57,037,441

Consumer, Cyclical - 7.4%

Adient PLC	4,803	72,333
Advance Auto Parts Inc	2,533	398,846
Alaska Air Group Inc	6,153	374,410
American Airlines Group Inc	21,160	679,448
Aptiv PLC	1,789	110,149
Aramark	12,504	362,241
AutoNation Inc *	2,786	99,460
AutoZone Inc *	175	146,710
Best Buy Co Inc	8,888	470,708
BorgWarner Inc	10,592	367,966
Brunswick Corp	3,999	185,754
Caesars Entertainment Corp *	30,342	206,022
CarMax Inc *	3,593	225,389
Carnival Corp	20,478	1,009,565
Casey’s General Stores Inc	1,871	239,750
Cinemark Holdings Inc	5,465	195,647
Columbia Sportswear Co	1,352	113,690
Copa Holdings SA ‘A’ (Panama)	1,541	121,292
Darden Restaurants Inc	3,148	314,359
Delta Air Lines Inc	24,584	1,226,742
Dick’s Sporting Goods Inc	3,961	123,583
Dolby Laboratories Inc ‘A’	3,276	202,588
Dollar Tree Inc *	9,989	902,206
DR Horton Inc	7,284	252,463
Extended Stay America Inc	3,863	59,877
Foot Locker Inc	5,904	314,093
Ford Motor Co	200,217	1,531,660
Garrett Motion Inc * (Switzerland)	1,450	17,893
General Motors Co	67,174	2,246,970
Genuine Parts Co	7,333	704,115
Harley-Davidson Inc	8,509	290,327
Hasbro Inc	1,270	103,188
HD Supply Holdings Inc *	6,642	249,208
Hyatt Hotels Corp ‘A’	2,115	142,974
International Game Technology PLC	4,788	70,048
JetBlue Airways Corp *	16,340	262,420
KAR Auction Services Inc	425	20,281
Kohl’s Corp	8,567	568,335
L Brands Inc	9,660	247,972
Las Vegas Sands Corp	7,105	369,815
Lear Corp	3,035	372,880
Leggett & Platt Inc	6,687	239,662
Lennar Corp ‘A’	6,697	262,188
Lennar Corp ‘B’	448	14,036
Lions Gate Entertainment Corp ‘A’	2,399	38,624
Lions Gate Entertainment Corp ‘B’	4,475	66,588
LKQ Corp *	13,662	324,199
Macy’s Inc	15,680	466,950
Mattel Inc *	13,737	137,233
McDonald’s Corp	32,191	5,716,156
MGM Resorts International	22,963	557,082
Michael Kors Holdings Ltd *	3,390	128,549

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-59

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Mohawk Industries Inc *	3,169	$370,646
MSC Industrial Direct Co Inc ‘A’	1,212	93,227
Newell Brands Inc	22,475	417,810
Norwegian Cruise Line Holdings Ltd *	11,245	476,676
Nu Skin Enterprises Inc ‘A’	1,873	114,871
PACCAR Inc	17,603	1,005,835
Penske Automotive Group Inc	1,758	70,883
PulteGroup Inc	9,066	235,625
PVH Corp	3,928	365,108
Qurate Retail Inc *	21,590	421,437
Ralph Lauren Corp	2,815	291,240
Royal Caribbean Cruises Ltd	8,546	835,713
Skechers U.S.A. Inc ‘A’ *	3,374	77,231
Southwest Airlines Co	7,508	348,972
Tapestry Inc	11,866	400,478
Target Corp	26,976	1,782,844
The Gap Inc	10,528	271,201
The Goodyear Tire & Rubber Co	12,363	252,329
The Madison Square Garden Co ‘A’ *	852	228,080
The Michaels Cos Inc *	4,679	63,354
The Scotts Miracle-Gro Co	1,039	63,857
Thor Industries Inc	447	23,244
Tiffany & Co	5,232	421,228
Toll Brothers Inc	3,571	117,593
Under Armour Inc ‘A’ *	2,563	45,288
Under Armour Inc ‘C’ *	2,601	42,058
United Continental Holdings Inc *	12,556	1,051,314
VF Corp	3,822	272,661
Visteon Corp *	556	33,516
Walgreens Boots Alliance Inc	41,693	2,848,883
Walmart Inc	73,354	6,832,925
Watsco Inc	316	43,968
WESCO International Inc *	2,396	115,008
Whirlpool Corp	3,297	352,350
Williams-Sonoma Inc	3,294	166,182
Yum China Holdings Inc (China)	17,368	582,349
Yum! Brands Inc	11,368	1,044,947

		46,105,575

Consumer, Non-Cyclical - 22.0%

Abbott Laboratories	88,025	6,366,848
Acadia Healthcare Co Inc *	4,572	117,546
Agios Pharmaceuticals Inc *	160	7,378
Alexion Pharmaceuticals Inc *	1,872	182,258
Allergan PLC	17,380	2,323,011
Alnylam Pharmaceuticals Inc *	495	36,090
AMERCO	358	117,463
Amgen Inc	1,950	379,607
Anthem Inc	13,369	3,511,100
Archer-Daniels-Midland Co	28,635	1,173,176
Baxter International Inc	22,799	1,500,630
Becton Dickinson & Co	12,440	2,802,981
Bio-Rad Laboratories Inc ‘A’ *	1,077	250,101
Biogen Inc *	523	157,381
Bluebird Bio Inc *	902	89,478
Booz Allen Hamilton Holding Corp	373	16,811
Boston Scientific Corp *	16,291	575,724
Bright Horizons Family Solutions Inc *	461	51,378
Bristol-Myers Squibb Co	39,271	2,041,307
Bruker Corp	2,985	88,863
Bunge Ltd	7,215	385,570
Campbell Soup Co	2,802	92,438
Cardinal Health Inc	15,321	683,317
Catalent Inc *	5,756	179,472
Centene Corp *	1,210	139,513
Charles River Laboratories International Inc *	686	77,641
Church & Dwight Co Inc	1,888	124,155
Cigna Corp	13,714	2,604,616
Colgate-Palmolive Co	35,598	2,118,793

	Shares	Value
Conagra Brands Inc	24,841	$530,604
CoreLogic Inc *	1,575	52,637
Coty Inc ‘A’	23,884	156,679
CVS Health Corp	60,914	3,991,085
Danaher Corp	31,738	3,272,823
DaVita Inc *	3,136	161,379
DENTSPLY SIRONA Inc	11,108	413,329
Ecolab Inc	7,152	1,053,847
Elanco Animal Health Inc *	1,897	59,812
Eli Lilly & Co	18,645	2,157,599
Equifax Inc	4,460	415,360
Euronet Worldwide Inc *	1,251	128,077
Flowers Foods Inc	9,451	174,560
General Mills Inc	28,813	1,121,978
Gilead Sciences Inc	16,947	1,060,035
Graham Holdings Co ‘B’	207	132,600
H&R Block Inc	8,813	223,586
HCA Healthcare Inc	4,092	509,249
Henry Schein Inc *	6,698	525,927
Herbalife Nutrition Ltd *	4,560	268,812
Hill-Rom Holdings Inc	1,182	104,666
Hologic Inc *	13,887	570,756
Hormel Foods Corp	13,951	595,429
Humana Inc	357	102,273
IHS Markit Ltd *	19,699	944,961
Ingredion Inc	3,695	337,723
Integra LifeSciences Holdings Corp *	838	37,794
IQVIA Holdings Inc *	8,354	970,484
Jazz Pharmaceuticals PLC *	242	29,998
Johnson & Johnson	113,392	14,633,238
Kellogg Co	6,341	361,500
Kimberly-Clark Corp	2,332	265,708
Laboratory Corp of America Holdings *	4,923	622,070
Lamb Weston Holdings Inc	7,501	551,774
Macquarie Infrastructure Corp	4,029	147,300
ManpowerGroup Inc	3,089	200,167
McCormick & Co Inc	5,863	816,364
McKesson Corp	8,773	969,153
MEDNAX Inc *	4,654	153,582
Medtronic PLC	69,610	6,331,726
Merck & Co Inc	125,124	9,560,725
Molina Healthcare Inc *	484	56,250
Molson Coors Brewing Co ‘B’	8,894	499,487
Mondelez International Inc ‘A’	73,771	2,953,053
Mylan NV *	26,315	721,031
Nielsen Holdings PLC	18,285	426,589
PepsiCo Inc	8,206	906,599
Perrigo Co PLC	6,626	256,758
Pfizer Inc	298,867	13,045,545
Philip Morris International Inc	79,917	5,335,259
Pilgrim’s Pride Corp *	2,692	41,753
Post Holdings Inc *	1,424	126,921
Premier Inc ‘A’ *	1,689	63,084
QIAGEN NV *	11,351	391,042
Quanta Services Inc	5,453	164,135
Quest Diagnostics Inc	6,954	579,060
Sabre Corp	2,346	50,767
Seaboard Corp	13	45,994
Service Corp International	4,806	193,490
Spectrum Brands Holdings Inc	1,123	47,447
STERIS PLC	4,309	460,417
Teleflex Inc	1,891	488,786
The Clorox Co	867	133,639
The Coca-Cola Co	43,982	2,082,548
The Cooper Cos Inc	2,085	530,633
The Hain Celestial Group Inc *	4,894	77,619
The Hershey Co	600	64,308
The JM Smucker Co	5,647	527,938
The Kraft Heinz Co	30,917	1,330,668
The Kroger Co	40,833	1,122,908

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-60

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
The Procter & Gamble Co	128,326	$11,795,726
The Western Union Co	16,943	289,048
Thermo Fisher Scientific Inc	19,408	4,343,316
TreeHouse Foods Inc *	2,785	141,227
Tyson Foods Inc ‘A’	14,911	796,247
United Therapeutics Corp *	2,177	237,075
Universal Health Services Inc ‘B’	4,345	506,453
US Foods Holding Corp *	10,413	329,467
WellCare Health Plans Inc *	183	43,204
West Pharmaceutical Services Inc	2,872	281,542
Worldpay Inc ‘A’ *	14,006	1,070,479
Zimmer Biomet Holdings Inc	10,446	1,083,459

		136,552,986

Energy - 9.1%

Anadarko Petroleum Corp	17,160	752,294
Antero Resources Corp *	6,017	56,500
Apache Corp	18,346	481,583
Apergy Corp *	3,849	104,231
Baker Hughes a GE Co	26,727	574,630
Cabot Oil & Gas Corp	6,035	134,882
Centennial Resource Development Inc ‘A’ *	9,361	103,158
Cheniere Energy Inc *	3,719	220,128
Chesapeake Energy Corp *	46,202	97,024
Chevron Corp	98,120	10,674,475
Cimarex Energy Co	4,205	259,238
CNX Resources Corp *	10,988	125,483
Concho Resources Inc *	8,678	892,012
ConocoPhillips	59,342	3,699,974
Continental Resources Inc *	2,324	93,402
Devon Energy Corp	23,995	540,847
Diamondback Energy Inc	6,827	632,863
EOG Resources Inc	26,305	2,294,059
EQT Corp	13,561	256,167
Equitrans Midstream Corp *	10,848	217,177
Extraction Oil & Gas Inc *	5,252	22,531
Exxon Mobil Corp	218,138	14,874,830
First Solar Inc *	4,105	174,278
Helmerich & Payne Inc	5,445	261,033
Hess Corp	13,584	550,152
HollyFrontier Corp	8,300	424,296
Kinder Morgan Inc	97,320	1,496,782
Kosmos Energy Ltd * (Ghana)	9,855	40,110
Marathon Oil Corp	42,362	607,471
Marathon Petroleum Corp	34,470	2,034,075
Murphy Oil Corp	8,350	195,307
Nabors Industries Ltd	16,996	33,992
National Oilwell Varco Inc	19,585	503,335
Newfield Exploration Co *	6,448	94,528
Noble Energy Inc	24,600	461,496
Occidental Petroleum Corp	38,922	2,389,032
ONEOK Inc	12,272	662,074
Parsley Energy Inc ‘A’ *	4,100	65,518
Patterson-UTI Energy Inc	11,337	117,338
PBF Energy Inc ‘A’	6,240	203,861
Phillips 66	21,340	1,838,441
Pioneer Natural Resources Co	3,904	513,454
QEP Resources Inc *	11,630	65,477
Range Resources Corp	10,802	103,375
RPC Inc	1,829	18,052
Schlumberger Ltd	71,129	2,566,334
SM Energy Co	5,490	84,985
Targa Resources Corp	11,531	415,347
The Williams Cos Inc	62,249	1,372,590
Transocean Ltd *	26,097	181,113
Valero Energy Corp	21,795	1,633,971
Weatherford International PLC *	50,887	28,446
Whiting Petroleum Corp *	4,592	104,192
WPX Energy Inc *	20,362	231,109

		56,579,052

	Shares	Value
Financial - 26.8%

Affiliated Managers Group Inc	2,778	$270,688
Aflac Inc	39,185	1,785,269
AGNC Investment Corp REIT	27,046	474,387
Air Lease Corp	4,631	139,902
Alexandria Real Estate Equities Inc REIT	4,998	575,969
Alleghany Corp	646	402,665
Ally Financial Inc	21,555	488,436
American Campus Communities Inc REIT	6,977	288,778
American Express Co	11,576	1,103,424
American Financial Group Inc	3,684	333,512
American Homes 4 Rent ‘A’ REIT	13,338	264,759
American International Group Inc	39,186	1,544,320
American National Insurance Co	412	52,423
Ameriprise Financial Inc	5,930	618,914
Annaly Capital Management Inc REIT	66,037	648,483
Apartment Investment & Management Co ‘A’ REIT	8,027	352,225
Apple Hospitality REIT Inc	11,476	163,648
Arch Capital Group Ltd *	16,947	452,824
Arthur J Gallagher & Co	9,198	677,893
Aspen Insurance Holdings Ltd (Bermuda)	3,010	126,390
Associated Banc-Corp	8,570	169,600
Assurant Inc	2,668	238,626
Assured Guaranty Ltd	5,310	203,267
Athene Holding Ltd ‘A’ *	8,108	322,942
AvalonBay Communities Inc REIT	7,077	1,231,752
AXA Equitable Holdings Inc	10,148	168,761
Axis Capital Holdings Ltd	3,754	193,857
Bank of America Corp	470,997	11,605,366
Bank of Hawaii Corp	2,132	143,526
Bank OZK	6,157	140,564
BankUnited Inc	5,315	159,131
BB&T Corp	39,535	1,712,656
Berkshire Hathaway Inc ‘B’ *	87,180	17,800,412
BGC Partners Inc ‘A’	13,309	68,807
BlackRock Inc	6,234	2,448,840
BOK Financial Corp	1,353	99,215
Boston Properties Inc REIT	7,901	889,258
Brandywine Realty Trust REIT	9,040	116,345
Brighthouse Financial Inc *	6,118	186,477
Brixmor Property Group Inc REIT	15,436	226,755
Brookfield Property REIT Inc ‘A’	6,741	108,530
Brown & Brown Inc	11,139	306,991
Camden Property Trust REIT	4,554	400,980
Capital One Financial Corp	22,671	1,713,701
Cboe Global Markets Inc	415	40,599
CBRE Group Inc ‘A’ *	8,456	338,578
Chimera Investment Corp REIT	9,448	168,363
Chubb Ltd	23,631	3,052,653
Cincinnati Financial Corp	7,877	609,837
CIT Group Inc	5,332	204,056
Citigroup Inc	125,730	6,545,504
Citizens Financial Group Inc	23,890	710,250
CME Group Inc	16,015	3,012,742
CNA Financial Corp	1,486	65,607
Colony Capital Inc REIT	23,630	110,588
Columbia Property Trust Inc REIT	5,873	113,643
Comerica Inc	7,717	530,081
Commerce Bancshares Inc	5,119	288,558
Corporate Office Properties Trust REIT	5,365	112,826
Credit Acceptance Corp *	55	20,997
Crown Castle International Corp REIT	5,212	566,180
CubeSmart REIT	9,679	277,690
Cullen/Frost Bankers Inc	2,933	257,928
CyrusOne Inc REIT	5,411	286,134
Digital Realty Trust Inc REIT	10,515	1,120,373
Discover Financial Services	9,501	560,369
Douglas Emmett Inc REIT	8,094	276,248

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-61

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Duke Realty Corp REIT	18,298	$473,918
E*TRADE Financial Corp	10,230	448,892
East West Bancorp Inc	6,852	298,268
Empire State Realty Trust Inc ‘A’ REIT	7,440	105,871
EPR Properties REIT	3,738	239,344
Equity Commonwealth REIT	6,005	180,210
Equity Residential REIT	18,395	1,214,254
Erie Indemnity Co ‘A’	350	46,658
Essex Property Trust Inc REIT	3,372	826,848
Everest Re Group Ltd	1,257	273,724
Extra Space Storage Inc REIT	813	73,560
Federal Realty Investment Trust REIT	3,704	437,220
Fidelity National Financial Inc	13,535	425,540
Fifth Third Bancorp	33,608	790,796
First American Financial Corp	5,488	244,984
First Citizens BancShares Inc ‘A’	399	150,443
First Hawaiian Inc	5,719	128,735
First Horizon National Corp	16,363	215,337
First Republic Bank	8,419	731,611
FNB Corp	16,096	158,385
Franklin Resources Inc	15,783	468,124
Gaming & Leisure Properties Inc REIT	6,629	214,183
HCP Inc REIT	24,101	673,141
Healthcare Trust of America Inc ‘A’ REIT	10,543	266,843
Highwoods Properties Inc REIT	5,191	200,840
Hospitality Properties Trust REIT	8,333	198,992
Host Hotels & Resorts Inc REIT	37,530	625,625
Hudson Pacific Properties Inc REIT	6,948	201,909
Huntington Bancshares Inc	54,430	648,806
Interactive Brokers Group Inc ‘A’	336	18,362
Intercontinental Exchange Inc	13,896	1,046,786
Invesco Ltd	20,706	346,618
Invitation Homes Inc REIT	15,379	308,810
Iron Mountain Inc REIT	14,476	469,167
JBG SMITH Properties REIT	5,439	189,332
Jefferies Financial Group Inc	15,239	264,549
Jones Lang LaSalle Inc	2,325	294,345
JPMorgan Chase & Co	170,427	16,637,084
KeyCorp	52,937	782,409
Kilroy Realty Corp REIT	4,978	313,017
Kimco Realty Corp REIT	20,817	304,969
Lamar Advertising Co ‘A’ REIT	452	31,269
Lazard Ltd ‘A’	617	22,773
Legg Mason Inc	4,254	108,520
Liberty Property Trust REIT	7,559	316,571
Life Storage Inc REIT	2,222	206,624
Lincoln National Corp	10,836	555,995
Loews Corp	14,420	656,398
M&T Bank Corp	7,199	1,030,393
Markel Corp *	637	661,238
Marsh & McLennan Cos Inc	13,810	1,101,347
Medical Properties Trust Inc REIT	18,771	301,838
Mercury General Corp	1,403	72,549
MetLife Inc	43,555	1,788,368
MFA Financial Inc REIT	23,848	159,305
Mid-America Apartment Communities Inc REIT	5,806	555,634
Morgan Stanley	62,305	2,470,393
Nasdaq Inc	6,000	489,420
National Retail Properties Inc REIT	8,166	396,133
Navient Corp	13,388	117,948
New Residential Investment Corp REIT	18,541	263,468
New York Community Bancorp Inc	24,483	230,385
Northern Trust Corp	7,519	628,513
Old Republic International Corp	14,372	295,632
Omega Healthcare Investors Inc REIT	9,201	323,415
OneMain Holdings Inc *	3,786	91,962
Outfront Media Inc REIT	7,025	127,293
PacWest Bancorp	6,426	213,857
Paramount Group Inc REIT	11,004	138,210

	Shares	Value
Park Hotels & Resorts Inc REIT	10,232	$265,827
People’s United Financial Inc	18,865	272,222
Pinnacle Financial Partners Inc	2,198	101,328
Popular Inc	5,132	242,333
Principal Financial Group Inc	14,498	640,377
Prologis Inc REIT	32,244	1,893,368
Prosperity Bancshares Inc	3,359	209,266
Prudential Financial Inc	21,199	1,728,778
Raymond James Financial Inc	4,738	352,555
Rayonier Inc REIT	6,611	183,059
Realogy Holdings Corp	6,442	94,569
Realty Income Corp REIT	15,369	968,862
Regency Centers Corp REIT	7,788	457,000
Regions Financial Corp	53,056	709,889
Reinsurance Group of America Inc	3,307	463,741
RenaissanceRe Holdings Ltd (Bermuda)	1,866	249,484
Retail Properties of America Inc ‘A’ REIT	11,241	121,965
Retail Value Inc REIT	812	20,779
Santander Consumer USA Holdings Inc	5,164	90,835
Senior Housing Properties Trust REIT	12,057	141,308
Signature Bank	1,039	106,820
Simon Property Group Inc REIT	1,289	216,539
SITE Centers Corp REIT	8,123	89,922
SL Green Realty Corp REIT	4,242	335,457
SLM Corp *	22,352	185,745
Spirit Realty Capital Inc REIT	4,392	154,818
Starwood Property Trust Inc REIT	13,917	274,304
State Street Corp	18,132	1,143,585
Sterling Bancorp	11,307	186,679
STORE Capital Corp REIT	9,662	273,531
Sun Communities Inc REIT	4,233	430,538
SunTrust Banks Inc	23,050	1,162,642
SVB Financial Group *	626	118,890
Synchrony Financial	24,842	582,793
Synovus Financial Corp	5,562	177,928
T Rowe Price Group Inc	851	78,564
TCF Financial Corp	8,267	161,124
Texas Capital Bancshares Inc *	917	46,850
TFS Financial Corp	2,998	48,358
The Allstate Corp	17,830	1,473,293
The Bank of New York Mellon Corp	47,024	2,213,420
The Goldman Sachs Group Inc	17,923	2,994,037
The Hanover Insurance Group Inc	2,171	253,508
The Hartford Financial Services Group Inc	18,315	814,102
The Howard Hughes Corp *	1,188	115,973
The Macerich Co REIT	6,968	301,575
The PNC Financial Services Group Inc	23,892	2,793,214
The Travelers Cos Inc	10,990	1,316,052
Torchmark Corp	5,437	405,220
Two Harbors Investment Corp REIT	13,061	167,703
UDR Inc REIT	13,632	540,100
Umpqua Holdings Corp	11,070	176,013
Uniti Group Inc REIT *	8,513	132,547
Unum Group	10,739	315,512
US Bancorp	78,038	3,566,337
Ventas Inc REIT	18,241	1,068,740
VEREIT Inc REIT	49,867	356,549
VICI Properties Inc REIT	20,592	386,718
Vornado Realty Trust REIT	8,825	547,415
Voya Financial Inc	7,279	292,179
Webster Financial Corp	4,684	230,874
Weingarten Realty Investors REIT	6,113	151,663
Wells Fargo & Co	218,459	10,066,591
Welltower Inc REIT	19,070	1,323,649
Western Alliance BanCorp *	2,026	80,007
Weyerhaeuser Co REIT	38,809	848,365
White Mountains Insurance Group Ltd	158	135,515
Willis Towers Watson PLC	6,626	1,006,224
Wintrust Financial Corp	2,806	186,571
WP Carey Inc REIT	8,449	552,058

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-62

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
WR Berkley Corp	4,880	$360,681
Zions Bancorp NA	9,715	395,789

		166,535,858

Industrial - 7.2%

3M Co	4,810	916,497
Acuity Brands Inc	2,081	239,211
ADT Inc	5,254	31,577
AECOM *	8,198	217,247
AGCO Corp	3,396	189,055
Agilent Technologies Inc	16,539	1,115,721
Allegion PLC	829	66,080
AMETEK Inc	9,492	642,608
AptarGroup Inc	3,179	299,049
Arconic Inc	22,170	373,786
Arcosa Inc *	2,514	69,613
Ardagh Group SA (Luxembourg)	1,261	13,972
Arrow Electronics Inc *	4,470	308,206
Avnet Inc	5,516	199,128
Ball Corp	17,290	794,994
Bemis Co Inc	4,671	214,399
Berry Global Group Inc *	3,356	159,511
Carlisle Cos Inc	2,948	296,333
Caterpillar Inc	2,416	307,001
Clean Harbors Inc *	2,618	129,198
Coherent Inc *	359	37,950
Colfax Corp *	4,548	95,053
Corning Inc	40,514	1,223,928
Crane Co	2,578	186,080
CSX Corp	21,939	1,363,070
Cummins Inc	4,863	649,891
Curtiss-Wright Corp	2,067	211,082
Donaldson Co Inc	513	22,259
Dover Corp	7,512	532,976
Eagle Materials Inc	288	17,577
Eaton Corp PLC	22,419	1,539,289
Emerson Electric Co	9,367	559,678
Energizer Holdings Inc	1,277	57,657
FLIR Systems Inc	6,258	272,473
Flowserve Corp	6,691	254,392
Fluor Corp	7,187	231,421
Fortive Corp	1,310	88,635
Fortune Brands Home & Security Inc	4,324	164,269
Gardner Denver Holdings Inc *	4,554	93,129
Garmin Ltd	5,848	370,295
Gates Industrial Corp PLC *	2,190	28,996
General Dynamics Corp	7,313	1,149,677
General Electric Co	443,548	3,357,658
Genesee & Wyoming Inc ‘A’ *	2,427	179,647
Gentex Corp	4,575	92,461
GrafTech International Ltd	3,316	37,935
Graphic Packaging Holding Co	13,054	138,895
Hexcel Corp	3,594	206,080
Honeywell International Inc	14,502	1,916,004
Hubbell Inc	908	90,201
Huntington Ingalls Industries Inc	324	61,660
IDEX Corp	275	34,721
Ingersoll-Rand PLC	5,830	531,871
ITT Inc	4,493	216,877
Jabil Inc	8,597	213,120
Jacobs Engineering Group Inc	6,540	382,328
Johnson Controls International PLC	47,407	1,405,618
Kansas City Southern	5,258	501,876
Keysight Technologies Inc *	9,595	595,658
Kirby Corp *	3,021	203,495
Knight-Swift Transportation Holdings Inc	6,587	165,136
L3 Technologies Inc	4,011	696,550
Lennox International Inc	90	19,697
Littelfuse Inc	207	35,496
Lockheed Martin Corp	1,109	290,381

	Shares	Value
Martin Marietta Materials Inc	258	$44,342
Masco Corp	5,054	147,779
National Instruments Corp	1,151	52,232
Nordson Corp	195	23,273
Norfolk Southern Corp	13,994	2,092,663
nVent Electric PLC (United Kingdom)	8,268	185,699
Oshkosh Corp	3,778	231,629
Owens Corning	5,619	247,124
Owens-Illinois Inc *	8,214	141,609
Parker-Hannifin Corp	5,565	829,964
Pentair PLC (United Kingdom)	7,974	301,258
PerkinElmer Inc	5,640	443,022
Regal Beloit Corp	2,248	157,472
Republic Services Inc	10,557	761,054
Resideo Technologies Inc *	2,417	49,669
Roper Technologies Inc	4,214	1,123,115
Ryder System Inc	2,632	126,731
Schneider National Inc ‘B’	1,991	37,172
Sealed Air Corp	3,727	129,849
Sensata Technologies Holding PLC *	3,969	177,970
Silgan Holdings Inc	2,560	60,467
Snap-on Inc	2,870	416,982
Sonoco Products Co	5,067	269,210
Stanley Black & Decker Inc	7,753	928,344
Stericycle Inc *	4,213	154,575
Teledyne Technologies Inc *	1,808	374,383
Terex Corp	3,496	96,385
Textron Inc	10,336	475,353
The Middleby Corp *	1,159	119,064
The Timken Co	3,399	126,851
Trimble Inc *	12,716	418,484
Trinity Industries Inc	7,544	155,331
Union Pacific Corp	3,122	431,554
United Technologies Corp	41,714	4,441,707
USG Corp	4,181	178,361
Valmont Industries Inc	1,136	126,039
Vulcan Materials Co	377	37,248
Wabtec Corp	2,819	198,035
Waste Management Inc	3,374	300,252
Waters Corp *	286	53,954
Westrock Co	13,045	492,579
Xylem Inc	4,066	271,283

		44,536,395

Technology - 6.4%

Akamai Technologies Inc *	545	33,289
Amdocs Ltd	7,362	431,266
Analog Devices Inc	15,924	1,366,757
Aspen Technology Inc *	193	15,861
Autodesk Inc *	1,800	231,498
Broadcom Inc	8,503	2,162,143
Cerner Corp *	8,974	470,596
Cognizant Technology Solutions Corp ‘A’	2,930	185,996
Conduent Inc *	9,491	100,889
Cypress Semiconductor Corp	5,777	73,483
Dell Technologies Inc ‘C’ *	6,150	300,561
DXC Technology Co	14,462	768,944
Fidelity National Information Services Inc	15,454	1,584,808
Genpact Ltd	4,797	129,471
Hewlett Packard Enterprise Co	75,667	999,561
HP Inc	81,493	1,667,347
Intel Corp	235,215	11,038,640
International Business Machines Corp	13,249	1,506,014
Leidos Holdings Inc	7,351	387,545
Marvell Technology Group Ltd	20,447	331,037
Micron Technology Inc *	12,883	408,778
Microsoft Corp	20,703	2,102,804
NCR Corp *	1,059	24,442
Nuance Communications Inc *	14,714	194,666
NXP Semiconductors NV (Netherlands)	16,703	1,223,996

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-63

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Oracle Corp	118,522	$5,351,268
Pluralsight Inc ‘A’ *	423	9,962
Qorvo Inc *	6,471	392,984
QUALCOMM Inc	62,420	3,552,322
Skyworks Solutions Inc	2,717	182,093
SS&C Technologies Holdings Inc	708	31,938
Synopsys Inc *	6,886	580,077
Take-Two Interactive Software Inc *	2,352	242,115
Teradata Corp *	1,815	69,623
Teradyne Inc	7,631	239,461
The Dun & Bradstreet Corp	1,077	153,731
Western Digital Corp	14,872	549,818
Xerox Corp	10,570	208,863
Zynga Inc ‘A’ *	39,737	156,166

		39,460,813

Utilities - 6.3%

AES Corp	33,853	489,514
Alliant Energy Corp	11,919	503,578
Ameren Corp	12,445	811,787
American Electric Power Co Inc	25,284	1,889,726
American Water Works Co Inc	9,352	848,881
Aqua America Inc	9,150	312,839
Atmos Energy Corp	5,584	517,748
Avangrid Inc	2,976	149,068
CenterPoint Energy Inc	26,003	734,065
CMS Energy Corp	14,458	717,840
Consolidated Edison Inc	15,969	1,220,990
Dominion Energy Inc	33,402	2,386,907
DTE Energy Co	9,269	1,022,371
Duke Energy Corp	36,724	3,169,281
Edison International	16,284	924,443
Entergy Corp	9,264	797,352
Evergy Inc	13,874	787,627
Eversource Energy	16,242	1,056,380
Exelon Corp	49,448	2,230,105
FirstEnergy Corp	25,126	943,481
Hawaiian Electric Industries Inc	5,390	197,382
MDU Resources Group Inc	9,955	237,327
National Fuel Gas Co	4,152	212,499
NextEra Energy Inc	24,729	4,298,395
NiSource Inc	18,391	466,212
NRG Energy Inc	14,904	590,198
OGE Energy Corp	10,205	399,934
PG&E Corp *	26,503	629,446
Pinnacle West Capital Corp	5,737	488,792
PPL Corp	37,280	1,056,142
Public Service Enterprise Group Inc	25,838	1,344,868
SCANA Corp	7,469	356,869
Sempra Energy	14,115	1,527,102
The Southern Co	53,277	2,339,926
UGI Corp	8,853	472,308
Vectren Corp	4,262	306,779
Vistra Energy Corp *	20,171	461,714
WEC Energy Group Inc	16,188	1,121,181
Xcel Energy Inc	26,096	1,285,750

		39,306,807

Total Common Stocks (Cost $580,072,849)		607,004,108

	Shares	Value

EXCHANGE-TRADED FUND - 1.2%

iShares Russell 1000 Value	69,569	$7,725,637

Total Exchange-Traded Fund (Cost $7,833,122)		7,725,637

	Principal Amount

SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $5,401,562; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $5,513,174)	$5,401,412	5,401,412

Total Short-Term Investment (Cost $5,401,412)		5,401,412

TOTAL INVESTMENTS - 99.9% (Cost $593,307,383)		620,131,157

DERIVATIVES - (0.0%)
(See Note (b) in Notes to Schedule of Investments)		(88,367)

OTHER ASSETS & LIABILITIES, NET - 0.1%		726,351

NET ASSETS - 100.0%		$620,769,141

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	26.8%
Consumer, Non-Cyclical	22.0%
Communications	9.2%
Energy	9.1%
Consumer, Cyclical	7.4%
Industrial	7.2%
Technology	6.4%
Utilities	6.3%
Basic Materials	3.4%
Others (each less than 3.0%)	2.1%

	99.9%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/19	32	$4,065,314	$4,008,320	($56,994)
S&P Mid 400 E-Mini Index	03/19	11	1,859,793	1,828,420	(31,373)

Total Futures Contracts					($88,367)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-64

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$607,004,108	$607,004,108	$-	$-
	Exchange-Traded Fund	7,725,637	7,725,637	-	-
	Short-Term Investment	5,401,412	-	5,401,412	-

	Total Assets	620,131,157	614,729,745	5,401,412	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(88,367)	(88,367)	-	-

	Total Liabilities	(88,367)	(88,367)	-	-

	Total	$620,042,790	$614,641,378	$5,401,412	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-65

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value

COMMON STOCKS - 94.0%

Basic Materials - 2.6%

A Schulman Inc * Ω ±	1,018	$1,944
AdvanSix Inc *	379	9,225
Balchem Corp	1,185	92,845
Century Aluminum Co *	107	782
Cleveland-Cliffs Inc *	1,701	13,081
Codexis Inc *	1,917	32,014
Coeur Mining Inc *	1,056	4,720
Compass Minerals International Inc	1,159	48,319
Covia Holdings Corp *	1,181	4,039
Ferro Corp *	3,071	48,153
GCP Applied Technologies Inc *	2,657	65,229
Gold Resource Corp	1,726	6,904
HB Fuller Co	1,388	59,226
Hecla Mining Co	1,339	3,160
Ingevity Corp *	1,565	130,975
Innophos Holdings Inc	109	2,674
Kaiser Aluminum Corp	296	26,430
Koppers Holdings Inc *	560	9,542
Kraton Corp *	1,046	22,845
Kronos Worldwide Inc	840	9,677
Livent Corp *	278	3,836
Marrone Bio Innovations Inc *	1,934	2,843
Neenah Inc	516	30,403
OMNOVA Solutions Inc *	1,652	12,109
PolyOne Corp	2,788	79,737
Quaker Chemical Corp	486	86,367
Rogers Corp *	359	35,563
Ryerson Holding Corp *	602	3,817
Schweitzer-Mauduit International Inc	209	5,235
Sensient Technologies Corp	825	46,076
Shiloh Industries Inc *	87	507
Tahoe Resources Inc (NYSE) *	5,353	19,539
Tronox Ltd ‘A’	1,639	12,751
United States Lime & Minerals Inc	1	71
Uranium Energy Corp *	6,031	7,539
Valhi Inc	130	251
Verso Corp ‘A’ *	91	2,038

		940,466

Communications - 6.8%

1-800-Flowers.com Inc ‘A’ *	290	3,547
8x8 Inc *	3,443	62,112
A10 Networks Inc *	1,788	11,157
Acacia Communications Inc *	147	5,586
Aerohive Networks Inc *	1,144	3,729
Anaplan Inc *	483	12,819
Boingo Wireless Inc *	1,533	31,534
CalAmp Corp *	1,272	16,549
Calix Inc *	856	8,346
Cardlytics Inc *	211	2,285
Cargurus Inc *	1,842	62,131
Casa Systems Inc *	859	11,279
Central European Media Enterprises Ltd ‘A’ * (Czech Republic)	3,277	9,110
ChannelAdvisor Corp *	865	9,818
Clearfield Inc *	233	2,311
Cogent Communications Holdings Inc	1,560	70,528
Endurance International Group Holdings Inc *	2,671	17,762
Entravision Communications Corp ‘A’	489	1,423
ePlus Inc *	499	35,514
Etsy Inc *	4,410	209,784
Extreme Networks Inc *	4,352	26,547
Gogo Inc *	2,000	5,980
Groupon Inc *	16,430	52,576

	Shares	Value
GTT Communications Inc *	1,581	$37,407
HC2 Holdings Inc *	1,492	3,939
HealthStream Inc	955	23,063
Hemisphere Media Group Inc *	314	3,812
Houghton Mifflin Harcourt Co *	287	2,543
Imperva Inc *	1,298	72,286
InterDigital Inc	571	37,932
Internap Corp *	723	3,000
Leaf Group Ltd *	457	3,130
Liberty Expedia Holdings Inc ‘A’ *	139	5,436
Liberty Media Corp-Liberty Braves ‘A’ *	361	9,003
Liberty Media Corp-Liberty Braves ‘C’ *	1,321	32,880
Limelight Networks Inc *	4,071	9,526
LiveXLive Media Inc *	974	4,821
Loral Space & Communications Inc *	479	17,843
MDC Partners Inc ‘A’ *	1,964	5,126
NETGEAR Inc *	271	14,100
Nexstar Media Group Inc ‘A’	1,652	129,913
NIC Inc	2,400	29,952
Ooma Inc *	630	8,744
ORBCOMM Inc *	2,766	22,847
Overstock.com Inc *	785	10,660
Pandora Media Inc *	9,544	77,211
Perficient Inc *	505	11,241
Plantronics Inc	1,236	40,912
Q2 Holdings Inc *	1,368	67,784
Quantenna Communications Inc *	1,265	18,153
QuinStreet Inc *	1,581	25,660
Quotient Technology Inc *	3,024	32,296
RigNet Inc *	41	518
Shenandoah Telecommunications Co	1,721	76,154
Shutterfly Inc *	1,230	49,520
Shutterstock Inc	695	25,027
Sinclair Broadcast Group Inc ‘A’	1,157	30,475
Stamps.com Inc *	650	101,166
TechTarget Inc *	759	9,267
Telaria Inc *	566	1,545
The New York Times Co ‘A’	3,949	88,023
The Trade Desk Inc ‘A’ *	1,223	141,941
Travelzoo *	183	1,799
Tribune Publishing Co *	654	7,416
TrueCar Inc *	3,470	31,438
Tucows Inc ‘A’ *	360	21,622
Upwork Inc *	296	5,361
Value Line Inc	46	1,197
Viavi Solutions Inc *	2,999	30,140
VirnetX Holding Corp *	1,838	4,411
Vonage Holdings Corp *	8,158	71,219
World Wrestling Entertainment Inc ‘A’	1,589	118,730
Yelp Inc *	2,995	104,795
Zix Corp *	1,957	11,214
Zscaler Inc *	2,223	87,164

		2,453,789

Consumer, Cyclical - 13.5%

Allegiant Travel Co	475	47,605
Altra Industrial Motion Corp	1,606	40,391
America’s Car-Mart Inc *	74	5,361
American Eagle Outfitters Inc	5,365	103,705
Asbury Automotive Group Inc *	711	47,395
At Home Group Inc *	1,646	30,714
Beacon Roofing Supply Inc *	1,861	59,031
Belmond Ltd ‘A’ * (United Kingdom)	429	10,738
Big Lots Inc	349	10,093
BJ’s Restaurants Inc	763	38,585
BJ’s Wholesale Club Holdings Inc *	1,513	33,528
Bloomin’ Brands Inc	3,051	54,582
Blue Bird Corp *	273	4,966
Bluegreen Vacations Corp	283	3,659
BlueLinx Holdings Inc *	336	8,303

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-66

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
BMC Stock Holdings Inc *	121	$1,873
Boot Barn Holdings Inc *	1,029	17,524
Boyd Gaming Corp	2,757	57,290
Brinker International Inc	1,078	47,410
Callaway Golf Co	2,333	35,695
Camping World Holdings Inc ‘A’	1,231	14,120
Carrols Restaurant Group Inc *	1,134	11,159
Carvana Co *	1,206	39,448
Castle Brands Inc *	3,221	2,739
Cavco Industries Inc *	319	41,591
Century Communities Inc *	55	949
Churchill Downs Inc	434	105,870
Chuy’s Holdings Inc *	518	9,189
Commercial Vehicle Group Inc *	1,072	6,110
Conn’s Inc *	361	6,808
Core-Mark Holding Co Inc	148	3,441
Cracker Barrel Old Country Store Inc	705	112,701
Crocs Inc *	2,445	63,521
Dana Inc	4,987	67,973
Dave & Buster’s Entertainment Inc	1,469	65,459
Deckers Outdoor Corp *	1,079	138,058
Denny’s Corp *	1,710	27,719
Dine Brands Global Inc	368	24,781
Dorman Products Inc *	989	89,030
Douglas Dynamics Inc	821	29,466
Drive Shack Inc *	2,149	8,424
Duluth Holdings Inc ‘B’ *	307	7,746
Eldorado Resorts Inc *	2,431	88,027
Empire Resorts Inc *	70	709
Eros International PLC * (India)	547	4,535
EVI Industries Inc	131	4,369
Fiesta Restaurant Group Inc *	723	11,214
FirstCash Inc	1,610	116,484
Five Below Inc *	2,016	206,277
Fossil Group Inc *	388	6,103
Foundation Building Materials Inc *	167	1,388
Fox Factory Holding Corp *	1,333	78,474
Freshpet Inc *	985	31,678
Funko Inc ‘A’ *	395	5,194
G-III Apparel Group Ltd *	465	12,969
Gaia Inc *	262	2,714
GMS Inc *	1,123	16,688
Golden Entertainment Inc *	684	10,958
H&E Equipment Services Inc	909	18,562
Hamilton Beach Brands Holding Co ‘A’	243	5,701
Herman Miller Inc	1,874	56,689
HNI Corp	1,600	56,688
Hooker Furniture Corp	195	5,136
Hovnanian Enterprises Inc ‘A’ *	1,000	684
Hudson Ltd ‘A’ *	1,506	25,828
IMAX Corp *	1,999	37,601
Installed Building Products Inc *	812	27,356
Interface Inc	1,979	28,201
iRobot Corp *	994	83,238
Jack in the Box Inc	161	12,498
Johnson Outdoors Inc ‘A’	115	6,755
KB Home	668	12,759
Kimball International Inc ‘B’	1,125	15,964
Kirkland’s Inc *	175	1,668
Knoll Inc	1,704	28,082
La-Z-Boy Inc	732	20,284
LCI Industries	898	59,986
LGI Homes Inc *	684	30,931
Liberty TripAdvisor Holdings Inc ‘A’ *	2,685	42,665
Lindblad Expeditions Holdings Inc *	730	9,826
Lithia Motors Inc ‘A’	504	38,470
Lumber Liquidators Holdings Inc *	865	8,235
M/I Homes Inc *	186	3,910
Malibu Boats Inc ‘A’ *	754	26,239
Marine Products Corp	286	4,836

	Shares	Value
MarineMax Inc *	444	$8,130
Marriott Vacations Worldwide Corp	1,195	84,259
MasterCraft Boat Holdings Inc *	659	12,323
Meritage Homes Corp *	87	3,195
Meritor Inc *	3,000	50,730
Methode Electronics Inc	618	14,393
Miller Industries Inc	26	702
Mobile Mini Inc	1,470	46,673
Modine Manufacturing Co *	282	3,048
Monarch Casino & Resort Inc *	341	13,006
Movado Group Inc	44	1,391
National Vision Holdings Inc *	2,278	64,171
Nautilus Inc *	999	10,889
Navistar International Corp *	100	2,595
Noodles & Co *	419	2,929
Ollie’s Bargain Outlet Holdings Inc *	1,836	122,112
Oxford Industries Inc	623	44,258
Papa John’s International Inc	379	15,088
Party City Holdco Inc *	74	739
Penn National Gaming Inc *	1,211	22,803
PetIQ Inc *	513	12,040
PetMed Express Inc	725	16,864
Planet Fitness Inc ‘A’ *	3,270	175,337
Potbelly Corp *	880	7,084
PriceSmart Inc	813	48,048
Purple Innovation Inc *	263	1,549
RCI Hospitality Holdings Inc	257	5,739
Red Rock Resorts Inc ‘A’	2,555	51,892
REV Group Inc	214	1,607
RH *	728	87,229
Roku Inc *	1,614	49,453
RTW RetailWinds Inc *	667	1,888
Rush Enterprises Inc ‘A’	503	17,343
Rush Enterprises Inc ‘B’	79	2,812
Ruth’s Hospitality Group Inc	1,077	24,480
Sally Beauty Holdings Inc *	1,190	20,290
Scientific Games Corp ‘A’ *	2,040	36,475
SeaWorld Entertainment Inc *	2,039	45,042
Shake Shack Inc ‘A’ *	919	41,741
SiteOne Landscape Supply Inc *	1,488	82,242
Skyline Champion Corp	1,074	15,777
Sleep Number Corp *	1,206	38,266
Sonos Inc *	289	2,838
Spartan Motors Inc	1,289	9,319
Sportsman’s Warehouse Holdings Inc *	1,296	5,676
Steven Madden Ltd	3,210	97,135
Superior Group of Cos Inc	309	5,454
Systemax Inc	344	8,218
Tailored Brands Inc	1,832	24,989
Taylor Morrison Home Corp ‘A’ *	686	10,907
Tenneco Inc ‘A’	1,516	41,523
Texas Roadhouse Inc	2,501	149,310
The Buckle Inc	222	4,293
The Cheesecake Factory Inc	1,556	67,702
The Children’s Place Inc	587	52,883
The Lovesac Co *	64	1,468
Tile Shop Holdings Inc	806	4,417
Tilly’s Inc ‘A’	83	901
TRI Pointe Group Inc *	294	3,213
UniFirst Corp	72	10,301
Wabash National Corp	523	6,841
William Lyon Homes ‘A’ *	213	2,277
Wingstop Inc	990	63,548
Winmark Corp	94	14,946
Winnebago Industries Inc	1,139	27,575
Wolverine World Wide Inc	3,418	109,000
YETI Holdings Inc *	232	3,443
Zumiez Inc *	207	3,968

		4,840,100

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-67

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Consumer, Non-Cyclical - 31.4%

22nd Century Group Inc *	4,411	$10,983
AAC Holdings Inc *	274	384
Abeona Therapeutics Inc *	1,057	7,547
ACADIA Pharmaceuticals Inc *	3,664	59,247
Accelerate Diagnostics Inc *	990	11,385
Acceleron Pharma Inc *	1,194	51,999
Accuray Inc *	2,927	9,981
Achaogen Inc *	1,021	1,256
Aclaris Therapeutics Inc *	936	6,917
Acorda Therapeutics Inc *	213	3,319
Adamas Pharmaceuticals Inc *	424	3,621
Addus HomeCare Corp *	352	23,894
ADMA Biologics Inc *	714	1,706
Aduro Biotech Inc *	2,436	6,431
Aeglea BioTherapeutics Inc *	614	4,599
Aerie Pharmaceuticals Inc *	1,324	47,796
Agenus Inc *	3,143	7,480
AgeX Therapeutics Inc *	97	290
Aimmune Therapeutics Inc *	1,638	39,181
Akcea Therapeutics Inc *	482	14,527
Akebia Therapeutics Inc *	2,918	16,138
Akorn Inc *	464	1,573
Albireo Pharma Inc *	77	1,889
Alder Biopharmaceuticals Inc *	1,787	18,317
Aldeyra Therapeutics Inc *	731	6,067
Allakos Inc *	257	13,433
Allena Pharmaceuticals Inc *	439	2,393
Allogene Therapeutics Inc *	613	16,508
Amedisys Inc *	988	115,705
American Public Education Inc *	25	712
American Renal Associates Holdings Inc *	446	5,138
Amicus Therapeutics Inc *	7,049	67,529
AMN Healthcare Services Inc *	1,707	96,719
Amneal Pharmaceuticals Inc *	3,237	43,797
Amphastar Pharmaceuticals Inc *	522	10,388
Ampio Pharmaceuticals Inc *	2,996	1,183
AnaptysBio Inc *	768	48,991
ANI Pharmaceuticals Inc *	311	14,001
Antares Pharma Inc *	5,124	13,937
Apellis Pharmaceuticals Inc *	1,367	18,031
Apollo Medical Holdings Inc *	123	2,442
Aptinyx Inc *	412	6,814
Aquestive Therapeutics Inc *	101	636
Aratana Therapeutics Inc *	847	5,192
Arbutus Biopharma Corp * (Canada)	358	1,371
Arcus Biosciences Inc *	735	7,916
Arena Pharmaceuticals Inc *	1,482	57,724
Arlo Technologies Inc *	206	2,056
ArQule Inc *	3,658	10,133
Array BioPharma Inc *	7,590	108,157
Arrowhead Pharmaceuticals Inc *	3,234	40,166
Arsanis Inc *	123	285
Arvinas Inc *	186	2,390
ASGN Inc *	1,879	102,405
Assembly Biosciences Inc *	782	17,689
Assertio Therapeutics Inc *	1,874	6,765
Atara Biotherapeutics Inc *	1,539	53,465
Athenex Inc *	1,589	20,164
Athersys Inc *	4,501	6,481
AtriCure Inc *	1,298	39,719
Atrion Corp	53	39,277
Audentes Therapeutics Inc *	1,232	26,266
Avalara Inc *	271	8,442
AVEO Pharmaceuticals Inc *	2,263	3,621
Avid Bioservices Inc *	1,911	7,835
Avis Budget Group Inc *	2,459	55,278
Avrobio Inc *	189	3,147
AxoGen Inc *	1,260	25,742

	Shares	Value
Axonics Modulation Technologies Inc *	109	$1,647
B&G Foods Inc	270	7,806
Barrett Business Services Inc	262	15,000
Bellicum Pharmaceuticals Inc *	1,038	3,031
BG Staffing Inc	257	5,307
BioCryst Pharmaceuticals Inc *	3,348	27,018
Biohaven Pharmaceutical Holding Co Ltd *	1,046	38,681
BioScrip Inc *	513	1,831
BioSpecifics Technologies Corp *	202	12,241
BioTelemetry Inc *	1,208	72,142
BioTime Inc *	977	892
Blueprint Medicines Corp *	1,539	82,967
BrightView Holdings Inc *	510	5,207
CAI International Inc *	271	6,295
Cal-Maine Foods Inc	457	19,331
Calavo Growers Inc	582	42,463
Calyxt Inc *	231	2,393
Cambrex Corp *	530	20,013
Capital Senior Living Corp *	876	5,957
Cara Therapeutics Inc *	951	12,363
Cardiovascular Systems Inc *	1,232	35,100
Cardtronics PLC ‘A’ *	1,184	30,784
Care.com Inc *	735	14,193
CareDx Inc *	1,203	30,243
Career Education Corp *	2,519	28,767
Carriage Services Inc	208	3,224
CASI Pharmaceuticals Inc *	1,707	6,862
Cass Information Systems Inc	550	29,106
Catalyst Pharmaceuticals Inc *	3,755	7,210
Celcuity Inc *	219	5,254
Cellular Biomedicine Group Inc *	286	5,051
Celsius Holdings Inc *	862	2,991
Central Garden & Pet Co *	292	10,059
Central Garden & Pet Co ‘A’ *	1,146	35,812
Cerus Corp *	4,337	21,989
Chegg Inc *	4,026	114,419
ChemoCentryx Inc *	881	9,612
ChromaDex Corp *	1,455	4,991
Cimpress NV * (Netherlands)	815	84,287
Civitas Solutions Inc *	443	7,757
Clearside Biomedical Inc *	1,058	1,132
Clovis Oncology Inc *	1,772	31,825
Coca-Cola Bottling Co Consolidated	175	31,042
Cohbar Inc *	836	2,600
Coherus Biosciences Inc *	1,867	16,896
Collegium Pharmaceutical Inc *	1,110	19,059
CONMED Corp	355	22,791
Corbus Pharmaceuticals Holdings Inc *	1,749	10,214
Corcept Therapeutics Inc *	3,608	48,203
Corium International Inc *	959	173
CorVel Corp *	327	20,182
Corvus Pharmaceuticals Inc *	472	1,732
CRA International Inc	82	3,489
Craft Brew Alliance Inc *	454	6,497
Crinetics Pharmaceuticals Inc *	215	6,448
CryoLife Inc *	912	25,883
CTI BioPharma Corp *	1,922	1,410
Cue Biopharma Inc *	668	3,140
Cutera Inc *	517	8,799
Cymabay Therapeutics Inc *	1,703	13,403
Cytokinetics Inc *	1,480	9,354
CytomX Therapeutics Inc *	1,654	24,975
CytoSorbents Corp *	1,068	8,629
Deciphera Pharmaceuticals Inc *	316	6,633
Deluxe Corp	1,705	65,540
Denali Therapeutics Inc *	1,695	35,019
Dermira Inc *	1,322	9,505
Dicerna Pharmaceuticals Inc *	1,947	20,813
Diplomat Pharmacy Inc *	1,669	22,465
Dova Pharmaceuticals Inc *	445	3,373

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-68

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Durect Corp *	6,148	$2,970
Dynavax Technologies Corp *	2,101	19,224
Eagle Pharmaceuticals Inc *	394	15,874
Editas Medicine Inc *	1,728	39,312
Eidos Therapeutics Inc *	195	2,683
ElectroCore Inc *	144	901
elf Beauty Inc *	850	7,361
Eloxx Pharmaceuticals Inc *	810	9,728
Emergent BioSolutions Inc *	1,656	98,168
Enanta Pharmaceuticals Inc *	623	44,127
Endo International PLC *	540	3,942
Endologix Inc *	3,277	2,346
Enzo Biochem Inc *	1,495	4,156
Epizyme Inc *	1,454	8,957
Equillium Inc *	97	792
Esperion Therapeutics Inc *	851	39,146
Evelo Biosciences Inc *	468	6,089
Everi Holdings Inc *	2,434	12,535
EVERTEC Inc (Puerto Rico)	1,897	54,444
Evo Payments Inc ‘A’ *	617	15,221
Evolus Inc *	308	3,665
Fate Therapeutics Inc *	2,207	28,316
Fennec Pharmaceuticals Inc * (Canada)	423	2,699
FibroGen Inc *	2,783	128,797
Flexion Therapeutics Inc *	1,270	14,376
FONAR Corp *	43	870
Forrester Research Inc	386	17,254
Fortress Biotech Inc *	1,178	1,013
Forty Seven Inc *	252	3,961
Franklin Covey Co *	370	8,262
G1 Therapeutics Inc *	826	15,818
Genesis Healthcare Inc *	2,437	2,876
GenMark Diagnostics Inc *	1,820	8,845
Genomic Health Inc *	782	50,369
Geron Corp *	6,032	6,032
Glaukos Corp *	1,245	69,932
Global Blood Therapeutics Inc *	1,843	75,655
Globus Medical Inc ‘A’ *	2,690	116,423
GlycoMimetics Inc *	1,273	12,055
Green Dot Corp ‘A’ *	1,789	142,261
Gritstone Oncology Inc *	184	2,843
GTx Inc *	172	134
Guardant Health Inc *	415	15,600
Haemonetics Corp *	1,928	192,896
Halozyme Therapeutics Inc *	4,641	67,898
Healthcare Services Group Inc	2,734	109,852
HealthEquity Inc *	2,004	119,539
Heidrick & Struggles International Inc	686	21,396
Helen of Troy Ltd *	74	9,707
Helius Medical Technologies Inc *	604	5,533
Herc Holdings Inc *	885	23,001
Heron Therapeutics Inc *	2,566	66,562
Heska Corp *	252	21,697
HMS Holdings Corp *	2,670	75,107
Homology Medicines Inc *	609	13,617
Horizon Pharma PLC *	6,158	120,327
I3 Verticals Inc ‘A’ *	223	5,374
ICF International Inc	76	4,923
Idera Pharmaceuticals Inc *	768	2,127
Immune Design Corp *	194	252
ImmunoGen Inc *	5,342	25,642
Immunomedics Inc *	4,884	69,695
Innovate Biopharmaceuticals Inc *	701	1,619
Innoviva Inc *	2,566	44,777
Inogen Inc *	657	81,580
Inovio Pharmaceuticals Inc *	3,088	12,352
Insmed Inc *	2,849	37,379
Insperity Inc	1,419	132,478
Inspire Medical Systems Inc *	419	17,703
Insys Therapeutics Inc *	1,002	3,507

	Shares	Value
Integer Holdings Corp *	850	$64,821
Intellia Therapeutics Inc *	1,256	17,144
Inter Parfums Inc	597	39,145
Intercept Pharmaceuticals Inc *	810	81,640
Intersect ENT Inc *	1,122	31,618
Intra-Cellular Therapies Inc *	840	9,568
Intrexon Corp *	2,635	17,233
Invitae Corp *	2,416	26,721
Iovance Biotherapeutics Inc *	3,855	34,117
iRadimed Corp *	133	3,253
iRhythm Technologies Inc *	897	62,324
Ironwood Pharmaceuticals Inc *	5,159	53,447
J&J Snack Foods Corp	548	79,235
John B Sanfilippo & Son Inc	316	17,589
Jounce Therapeutics Inc *	516	1,739
Kadmon Holdings Inc *	3,707	7,711
Kala Pharmaceuticals Inc *	515	2,518
Karyopharm Therapeutics Inc *	1,657	15,526
Kezar Life Sciences Inc *	158	3,729
Kforce Inc	854	26,406
Kindred Biosciences Inc *	1,029	11,268
Kiniksa Pharmaceuticals Ltd ‘A’ * (Bermuda)	201	5,646
Kodiak Sciences Inc *	229	1,626
Korn/Ferry International	2,121	83,864
Kura Oncology Inc *	1,015	14,251
La Jolla Pharmaceutical Co *	812	7,657
Lancaster Colony Corp	502	88,784
Lantheus Holdings Inc *	1,259	19,703
LeMaitre Vascular Inc	598	14,137
Lexicon Pharmaceuticals Inc *	1,693	11,242
LHC Group Inc *	1,090	102,329
Ligand Pharmaceuticals Inc *	774	105,032
Limoneira Co	140	2,737
Liquidia Technologies Inc *	111	2,404
LivaNova PLC *	1,425	130,345
LiveRamp Holdings Inc *	1,432	55,318
LogicBio Therapeutics Inc *	164	1,706
Loxo Oncology Inc *	997	139,650
Luminex Corp	639	14,767
MacroGenics Inc *	1,486	18,872
Madrigal Pharmaceuticals Inc *	258	29,082
MannKind Corp *	5,318	5,637
Marinus Pharmaceuticals Inc *	1,371	3,935
MediciNova Inc *	1,480	12,092
Medifast Inc	430	53,759
Medpace Holdings Inc *	809	42,820
MeiraGTx Holdings PLC *	70	675
Meridian Bioscience Inc	1,363	23,662
Merit Medical Systems Inc *	1,984	110,727
Mersana Therapeutics Inc *	470	1,918
MGP Ingredients Inc	430	24,532
Minerva Neurosciences Inc *	1,047	7,057
Miragen Therapeutics Inc *	814	2,466
Mirati Therapeutics Inc *	751	31,857
Momenta Pharmaceuticals Inc *	2,857	31,541
MoneyGram International Inc *	98	196
Monro Inc	1,176	80,850
Mustang Bio Inc *	612	1,799
MyoKardia Inc *	1,266	61,857
Myriad Genetics Inc *	2,246	65,291
NanoString Technologies Inc *	792	11,745
Natera Inc *	1,190	16,612
Nathan’s Famous Inc	107	7,110
National Beverage Corp	434	31,148
National Research Corp	353	13,463
Natural Health Trends Corp	263	4,863
Natus Medical Inc *	1,224	41,653
Neogen Corp *	1,859	105,963
NeoGenomics Inc *	2,358	29,734

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-69

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Neon Therapeutics Inc *	130	$654
Neos Therapeutics Inc *	1,402	2,313
Neuronetics Inc *	214	4,141
Nevro Corp *	1,083	42,118
NewLink Genetics Corp *	73	111
Novavax Inc *	5,305	9,761
Novocure Ltd *	2,718	90,999
Nutrisystem Inc	1,086	47,654
NuVasive Inc *	1,899	94,114
Nuvectra Corp *	613	10,016
NxStage Medical Inc *	2,414	69,089
Nymox Pharmaceutical Corp * (Canada)	435	570
Ocular Therapeutix Inc *	1,298	5,166
Odonate Therapeutics Inc *	264	3,717
Omeros Corp *	1,735	19,328
Optinose Inc *	609	3,776
OraSure Technologies Inc *	2,165	25,287
Organovo Holdings Inc *	3,742	3,581
Orthofix Medical Inc *	503	26,402
OrthoPediatrics Corp *	261	9,104
Osmotica Pharmaceuticals PLC *	198	1,535
Ovid therapeutics Inc *	438	1,060
Oxford Immunotec Global PLC *	903	11,540
Pacific Biosciences of California Inc *	4,978	36,837
Pacira Pharmaceuticals Inc *	1,485	63,885
Palatin Technologies Inc *	6,711	4,754
Paratek Pharmaceuticals Inc *	1,201	6,161
Paylocity Holding Corp *	1,081	65,087
Performance Food Group Co *	3,748	120,948
Pfenex Inc *	942	3,005
PFSweb Inc *	579	2,970
Phibro Animal Health Corp ‘A’	716	23,027
Pieris Pharmaceuticals Inc *	1,962	5,219
PolarityTE Inc *	329	4,438
Portola Pharmaceuticals Inc *	2,252	43,959
PRGX Global Inc *	791	7,491
Primo Water Corp *	1,220	17,092
Principia Biopharma Inc *	155	4,245
Progenics Pharmaceuticals Inc *	2,970	12,474
Proteostasis Therapeutics Inc *	959	3,107
PTC Therapeutics Inc *	1,685	57,829
Pulse Biosciences Inc *	397	4,550
Puma Biotechnology Inc *	1,104	22,466
Quanterix Corp *	312	5,713
Quidel Corp *	1,241	60,586
Quorum Health Corp *	1,082	3,127
R1 RCM Inc *	3,556	28,270
Ra Pharmaceuticals Inc *	36	655
Radius Health Inc *	1,534	25,296
RadNet Inc *	1,499	15,245
Reata Pharmaceuticals Inc ‘A’ *	696	39,046
Recro Pharma Inc *	657	4,665
REGENXBIO Inc *	1,178	49,417
Repligen Corp *	1,453	76,631
Replimune Group Inc *	231	2,310
Resources Connection Inc	361	5,126
resTORbio Inc *	23	198
Retrophin Inc *	1,511	34,194
Revance Therapeutics Inc *	1,243	25,022
Revlon Inc ‘A’ *	266	6,701
Rhythm Pharmaceuticals Inc *	565	15,187
Rigel Pharmaceuticals Inc *	5,886	13,538
Rocket Pharmaceuticals Inc *	787	11,663
Rockwell Medical Inc *	1,572	3,553
Rosetta Stone Inc *	105	1,722
RTI Surgical Inc *	450	1,665
Rubius Therapeutics Inc *	376	6,046
Sangamo Therapeutics Inc *	3,775	43,337
Savara Inc *	942	7,131
Scholar Rock Holding Corp *	192	4,410

	Shares	Value
Select Medical Holdings Corp *	3,991	$61,262
Selecta Biosciences Inc *	680	1,809
Senseonics Holdings Inc *	3,001	7,773
Seres Therapeutics Inc *	730	3,300
ServiceSource International Inc *	2,961	3,198
SI-BONE Inc *	214	4,470
Sienna Biopharmaceuticals Inc *	584	1,355
Sientra Inc *	876	11,134
SIGA Technologies Inc *	1,954	15,437
Solid Biosciences Inc *	453	12,140
Sorrento Therapeutics Inc *	4,062	9,749
Sotheby’s*	1,308	51,980
SP Plus Corp *	254	7,503
Spark Therapeutics Inc *	1,171	45,833
Spectrum Pharmaceuticals Inc *	3,449	30,179
Spero Therapeutics Inc *	18	111
Spring Bank Pharmaceuticals Inc *	465	4,831
STAAR Surgical Co *	1,636	52,205
Stemline Therapeutics Inc *	1,044	9,918
Strategic Education Inc	769	87,220
Supernus Pharmaceuticals Inc *	1,822	60,527
Surface Oncology Inc *	368	1,560
Surgery Partners Inc *	73	715
Surmodics Inc *	492	23,252
Sutro Biopharma Inc *	156	1,407
Syndax Pharmaceuticals Inc *	127	565
Syneos Health Inc *	172	6,768
Synergy Pharmaceuticals Inc *	9,261	1,055
Syros Pharmaceuticals Inc *	927	5,163
T2 Biosystems Inc *	964	2,902
Tactile Systems Technology Inc *	655	29,835
Tandem Diabetes Care Inc *	1,898	72,067
Team Inc *	65	952
Teladoc Health Inc *	2,495	123,677
Teligent Inc *	1,465	2,007
Tenet Healthcare Corp *	3,082	52,825
TG Therapeutics Inc *	2,241	9,188
The Boston Beer Co Inc ‘A’ *	304	73,215
The Brink’s Co	1,859	120,184
The Chefs’ Warehouse Inc *	801	25,616
The Ensign Group Inc	1,834	71,141
The Hackett Group Inc	803	12,856
The Medicines Co *	2,378	45,515
The Providence Service Corp *	410	24,608
TherapeuticsMD Inc *	6,550	24,956
Theravance Biopharma Inc *	1,628	41,661
Tivity Health Inc *	1,462	36,272
Tocagen Inc *	566	4,647
Tootsie Roll Industries Inc	89	2,973
TransEnterix Inc *	5,898	13,329
Translate Bio Inc *	300	2,250
Travelport Worldwide Ltd	870	13,589
Tricida Inc *	362	8,536
TriNet Group Inc *	1,609	67,498
TrueBlue Inc *	83	1,847
Turning Point Brands Inc	291	7,921
Twist Bioscience Corp *	130	3,002
Tyme Technologies Inc *	3,715	13,708
Ultragenyx Pharmaceutical Inc *	1,750	76,090
UNITY Biotechnology Inc *	882	14,341
Unum Therapeutics Inc *	619	2,724
US Physical Therapy Inc	465	47,593
USANA Health Sciences Inc *	467	54,980
Utah Medical Products Inc	103	8,557
Vanda Pharmaceuticals Inc *	1,908	49,856
Vapotherm Inc *	97	1,935
Varex Imaging Corp *	1,420	33,626
Vector Group Ltd	1,717	16,706
Veracyte Inc *	1,005	12,643
Verastem Inc *	2,555	8,585

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-70

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Vericel Corp *	1,558	$27,109
Verrica Pharmaceuticals Inc *	98	799
Viad Corp	448	22,440
ViewRay Inc *	2,243	13,615
Viking Therapeutics Inc *	2,163	16,547
Vital Therapies Inc *	1,152	215
Voyager Therapeutics Inc *	811	7,623
WaVe Life Sciences Ltd *	651	27,368
WD-40 Co	502	91,997
Weight Watchers International Inc *	1,339	51,618
Willdan Group Inc *	310	10,844
Wright Medical Group NV *	4,630	126,029
Xencor Inc *	1,720	62,195
Xeris Pharmaceuticals Inc *	204	3,468
XOMA Corp *	117	1,480
Y-mAbs Therapeutics Inc *	185	3,763
Zafgen Inc *	963	4,767
ZIOPHARM Oncology Inc *	4,928	9,215
Zogenix Inc *	1,173	42,768
Zomedica Pharmaceuticals Corp *	1,161	1,428

		11,287,682

Energy - 1.8%

Abraxas Petroleum Corp *	5,454	5,945
Advanced Emissions Solutions Inc	104	1,097
Berry Petroleum Corp	204	1,785
Carrizo Oil & Gas Inc *	3,253	36,726
CONSOL Energy Inc *	429	13,604
CVR Energy Inc	591	20,378
Delek US Holdings Inc	2,779	90,345
Denbury Resources Inc *	7,774	13,294
DMC Global Inc	538	18,895
Eclipse Resources Corp *	1,674	1,758
Evolution Petroleum Corp	913	6,227
Goodrich Petroleum Corp *	232	3,132
Independence Contract Drilling Inc *	560	1,747
ION Geophysical Corp *	401	2,077
Isramco Inc *	5	592
Jagged Peak Energy Inc *	2,447	22,317
Keane Group Inc *	1,791	14,650
Key Energy Services Inc *	381	789
Laredo Petroleum Inc *	1,797	6,505
Liberty Oilfield Services Inc ‘A’	1,640	21,238
Lilis Energy Inc *	1,535	2,103
Mammoth Energy Services Inc	463	8,325
Matador Resources Co *	3,607	56,017
MRC Global Inc *	1,670	20,424
Murphy USA Inc *	195	14,945
NextDecade Corp *	361	1,949
Northern Oil & Gas Inc *	1,424	3,218
Panhandle Oil & Gas Inc ‘A’	305	4,727
Par Pacific Holdings Inc *	79	1,120
Penn Virginia Corp *	462	24,976
Pioneer Energy Services Corp *	451	555
Plug Power Inc *	8,211	10,182
Profire Energy Inc *	861	1,248
ProPetro Holding Corp *	2,595	31,970
Ramaco Resources Inc *	264	1,307
Renewable Energy Group Inc *	119	3,058
Resolute Energy Corp *	43	1,246
Ring Energy Inc *	2,059	10,460
Rosehill Resources Inc *	18	40
Sanchez Energy Corp *	2,583	697
Select Energy Services Inc ‘A’ *	389	2,458
Solaris Oilfield Infrastructure Inc ‘A’	978	11,824
SRC Energy Inc *	8,997	42,286
Tellurian Inc *	3,067	21,316
TerraForm Power Inc ‘A’	498	5,588
TETRA Technologies Inc *	3,980	6,686
Thermon Group Holdings Inc *	353	7,159

	Shares	Value
TPI Composites Inc *	550	$13,519
US Silica Holdings Inc	1,761	17,927
Vivint Solar Inc *	412	1,570
WildHorse Resource Development Corp *	952	13,433
Zion Oil & Gas Inc *	2,025	845

		626,279

Financial - 9.4%

Alexander’s Inc REIT	81	24,684
Allegiance Bancshares Inc *	95	3,075
Altisource Portfolio Solutions SA *	23	517
Americold Realty Trust REIT	3,212	82,034
Ameris Bancorp	1,579	50,007
Armada Hoffler Properties Inc REIT	552	7,761
Artisan Partners Asset Management Inc ‘A’	1,800	39,798
Ashford Inc *	32	1,661
Atlantic Capital Bancshares Inc *	674	11,033
Axos Financial Inc *	2,206	55,547
BancFirst Corp	157	7,834
Bankwell Financial Group Inc	38	1,091
Blucora Inc *	1,284	34,206
Blue Hills Bancorp Inc	422	9,005
BrightSphere Investment Group PLC	2,610	27,875
BSB Bancorp Inc *	85	2,385
Cadence BanCorp	909	15,253
Cambridge Bancorp	32	2,664
Capstar Financial Holdings Inc	97	1,429
Carolina Financial Corp	507	15,002
City Holding Co	66	4,461
City Office REIT Inc	241	2,470
Civista Bancshares Inc	129	2,247
Clipper Realty Inc REIT	559	7,306
Cohen & Steers Inc	819	28,108
ConnectOne Bancorp Inc	297	5,486
Consolidated-Tomoka Land Co	44	2,310
Cowen Inc *	497	6,630
Curo Group Holdings Corp *	438	4,157
Cushman & Wakefield PLC *	1,263	18,276
Customers Bancorp Inc *	374	6,807
Diamond Hill Investment Group Inc	120	17,934
Eagle Bancorp Inc *	944	45,982
Easterly Government Properties Inc REIT	426	6,680
EastGroup Properties Inc REIT	1,299	119,157
Elevate Credit Inc *	801	3,588
Ellie Mae Inc *	1,274	80,045
Enova International Inc *	1,265	24,617
Enterprise Bancorp Inc	28	900
Enterprise Financial Services Corp	298	11,214
Equity Bancshares Inc ‘A’ *	181	6,380
Esquire Financial Holdings Inc *	80	1,736
Essent Group Ltd *	1,799	61,490
Essential Properties Realty Trust Inc REIT	51	706
Farmers & Merchants Bancorp Inc	272	10,469
FB Financial Corp	251	8,790
Federal Agricultural Mortgage Corp ‘C’	105	6,346
Federated Investors Inc ‘B’	2,618	69,508
FedNat Holding Co	243	4,841
First Financial Bankshares Inc	2,412	139,148
First Financial Northwest Inc	42	650
First Foundation Inc *	370	4,758
First Industrial Realty Trust Inc REIT	998	28,802
Focus Financial Partners Inc ‘A’ *	417	10,980
Four Corners Property Trust Inc REIT	1,723	45,143
FRP Holdings Inc *	40	1,840
FS Bancorp Inc	67	2,873
GAMCO Investors Inc ‘A’	34	574
German American Bancorp Inc	201	5,582
Glacier Bancorp Inc	504	19,968
Global Indemnity Ltd (Cayman)	55	1,993
Granite Point Mortgage Trust Inc REIT	320	5,770

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-71

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Green Bancorp Inc	171	$2,931
Greene County Bancorp Inc	93	2,894
Greenhill & Co Inc	591	14,420
Guaranty Bancorp	792	16,434
Hamilton Lane Inc ‘A’	581	21,497
Hanmi Financial Corp	145	2,857
HarborOne Bancorp Inc *	232	3,686
Health Insurance Innovations Inc ‘A’ *	479	12,804
Heritage Commerce Corp	1,373	15,570
Heritage Insurance Holdings Inc	94	1,384
HFF Inc ‘A’	1,378	45,694
Hingham Institution for Savings	23	4,548
Home BancShares Inc	1,371	22,402
HomeTrust Bancshares Inc	207	5,419
Houlihan Lokey Inc	1,252	46,074
Howard Bancorp Inc *	66	944
Independent Bank Corp MA	112	7,875
Independent Bank Corp MI	242	5,087
Independent Bank Group Inc	214	9,795
Investar Holding Corp	98	2,430
Investment Technology Group Inc	163	4,929
Investors Title Co	9	1,590
James River Group Holdings Ltd	462	16,881
Kearny Financial Corp	1,127	14,448
Kemper Corp	1,139	75,607
Kennedy-Wilson Holdings Inc	2,424	44,044
Kingstone Cos Inc	122	2,158
Kinsale Capital Group Inc	737	40,948
Ladenburg Thalmann Financial Services Inc	3,460	8,062
Lakeland Financial Corp	681	27,349
LegacyTexas Financial Group Inc	713	22,880
LendingTree Inc *	296	64,993
Live Oak Bancshares Inc	512	7,583
Malvern Bancorp Inc *	82	1,618
Marcus & Millichap Inc *	716	24,580
Marlin Business Services Corp	105	2,345
Maui Land & Pineapple Co Inc *	242	2,401
MB Financial Inc	242	9,590
MBIA Inc *	349	3,113
McGrath RentCorp	887	45,663
Merchants Bancorp	182	3,633
Meridian Bancorp Inc	268	3,838
Meta Financial Group Inc	1,059	20,534
Midland States Bancorp Inc	407	9,092
Moelis & Co ‘A’	1,664	57,208
Monmouth Real Estate Investment Corp REIT	449	5,568
National Bank Holdings Corp ‘A’	364	11,237
National Commerce Corp *	252	9,072
National General Holdings Corp	1,452	35,153
National Health Investors Inc REIT	660	49,856
National Storage Affiliates Trust REIT	185	4,895
Newmark Group Inc ‘A’	5,495	44,070
NexPoint Residential Trust Inc REIT	34	1,192
NMI Holdings Inc ‘A’ *	1,970	35,165
Old Line Bancshares Inc	37	974
On Deck Capital Inc *	1,705	10,060
Origin Bancorp Inc	223	7,600
Pacific Premier Bancorp Inc *	584	14,904
PCSB Financial Corp	73	1,428
Pennsylvania REIT	1,254	7,449
People’s Utah Bancorp	578	17,427
Piper Jaffray Cos	26	1,712
PJT Partners Inc ‘A’	698	27,054
Preferred Bank	516	22,369
Primerica Inc	1,460	142,657
PS Business Parks Inc REIT	495	64,845
Pzena Investment Management Inc ‘A’	706	6,107
QTS Realty Trust Inc ‘A’ REIT	875	32,419
Redfin Corp *	2,851	41,054

	Shares	Value
Regional Management Corp *	196	$4,714
Republic First Bancorp Inc *	394	2,352
RLI Corp	1,233	85,065
Ryman Hospitality Properties Inc REIT	1,650	110,038
Saul Centers Inc REIT	408	19,266
Seacoast Banking Corp of Florida *	302	7,858
ServisFirst Bancshares Inc	1,743	55,549
Siebert Financial Corp *	247	3,572
Silvercrest Asset Management Group Inc ‘A’	322	4,260
Southern First Bancshares Inc *	46	1,475
Southern Missouri Bancorp Inc	27	915
State Bank Financial Corp	493	10,644
Sterling Bancorp Inc	435	3,023
Stewart Information Services Corp	39	1,615
Stock Yards Bancorp Inc	191	6,265
Tanger Factory Outlet Centers Inc REIT	3,391	68,566
The Bank of NT Butterfield & Son Ltd (Bermuda)	2,018	63,264
The GEO Group Inc REIT	953	18,774
The Navigators Group Inc	79	5,490
The RMR Group Inc ‘A’	262	13,907
Tompkins Financial Corp	25	1,875
TriCo Bancshares	55	1,858
Trinity Place Holdings Inc *	683	2,964
TriState Capital Holdings Inc *	221	4,301
Triumph Bancorp Inc *	907	26,938
Trupanion Inc *	922	23,474
UMH Properties Inc REIT	1,094	12,953
Union Bankshares Inc	130	6,208
United Community Banks Inc	279	5,987
United Fire Group Inc	43	2,384
United Insurance Holdings Corp	605	10,055
Universal Health Realty Income Trust REIT	433	26,573
Universal Insurance Holdings Inc	1,165	44,177
Urban Edge Properties REIT	694	11,534
Veritex Holdings Inc *	259	5,537
Virtus Investment Partners Inc	38	3,018
WageWorks Inc *	1,479	40,170
Walker & Dunlop Inc	120	5,190
Washington Trust Bancorp Inc	175	8,318
Waterstone Financial Inc	84	1,408
West Bancorporation Inc	137	2,615
Westwood Holdings Group Inc	313	10,642
WisdomTree Investments Inc	4,073	27,085
WSFS Financial Corp	288	10,918

		3,366,476

Industrial - 14.3%

AAON Inc	1,517	53,186
Actuant Corp ‘A’	1,115	23,404
Advanced Disposal Services Inc *	2,512	60,137
Advanced Drainage Systems Inc	1,349	32,713
Advanced Energy Industries Inc *	1,412	60,617
Aerojet Rocketdyne Holdings Inc *	2,624	92,444
Aerovironment Inc *	780	53,001
Air Transport Services Group Inc *	2,156	49,178
Alamo Group Inc	307	23,737
Alarm.com Holdings Inc *	1,149	59,599
Albany International Corp ‘A’	1,060	66,176
Allied Motion Technologies Inc	261	11,664
Ambarella Inc *	466	16,301
American Woodmark Corp *	523	29,121
Apogee Enterprises Inc	864	25,790
Applied Industrial Technologies Inc	1,403	75,678
Applied Optoelectronics Inc *	544	8,394
ArcBest Corp	120	4,111
Astec Industries Inc	398	12,016
Astronics Corp *	805	24,512
Atkore International Group Inc *	1,421	28,193

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-72

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Axon Enterprise Inc *	2,126	$93,013
AZZ Inc	301	12,148
Badger Meter Inc	1,058	52,064
Barnes Group Inc	228	12,225
Boise Cascade Co	1,354	32,293
Builders FirstSource Inc *	4,146	45,233
Cactus Inc ‘A’ *	1,393	38,182
Casella Waste Systems Inc ‘A’ *	275	7,835
Chart Industries Inc *	495	32,190
Chase Corp	267	26,713
Columbus McKinnon Corp	510	15,371
Comfort Systems USA Inc	1,349	58,924
Continental Building Products Inc *	1,385	35,248
Control4 Corp *	414	7,286
Covanta Holding Corp	4,346	58,323
CryoPort Inc *	939	10,357
CSW Industrials Inc *	590	28,527
Digimarc Corp *	414	6,003
DXP Enterprises Inc *	456	12,695
Dycom Industries Inc *	1,113	60,147
Eastman Kodak Co *	503	1,283
Echo Global Logistics Inc *	1,000	20,330
EMCOR Group Inc	1,573	93,892
Energous Corp *	883	5,113
Energy Recovery Inc *	1,294	8,709
EnerSys	1,016	78,852
EnPro Industries Inc	68	4,087
Evoqua Water Technologies Corp *	2,798	26,861
Exponent Inc	1,915	97,110
FARO Technologies Inc *	602	24,465
Federal Signal Corp	2,077	41,332
Fitbit Inc ‘A’ *	1,723	8,563
Fluidigm Corp *	949	8,180
Forterra Inc *	667	2,508
Forward Air Corp	1,073	58,854
Franklin Electric Co Inc	1,641	70,366
Generac Holdings Inc *	2,235	111,080
General Finance Corp *	182	1,840
Global Brass & Copper Holdings Inc	727	18,284
GoPro Inc ‘A’ *	4,287	18,177
Granite Construction Inc	1,274	51,317
Greif Inc ‘A’	69	2,561
Greif Inc ‘B’	22	977
Griffon Corp	69	721
Harsco Corp *	2,962	58,825
Heartland Express Inc	1,713	31,348
Heritage-Crystal Clean Inc *	37	851
Hillenbrand Inc	2,311	87,656
Hub Group Inc ‘A’ *	763	28,284
Ichor Holdings Ltd *	838	13,659
II-VI Inc *	2,303	74,755
Insteel Industries Inc	606	14,714
IntriCon Corp *	258	6,806
Iteris Inc *	913	3,406
Itron Inc *	1,264	59,775
JELD-WEN Holding Inc *	2,515	35,738
John Bean Technologies Corp	1,155	82,941
Kadant Inc	405	32,991
Kaman Corp	1,014	56,875
Kennametal Inc	1,845	61,402
Kratos Defense & Security Solutions Inc *	1,172	16,513
Lawson Products Inc *	64	2,022
Lindsay Corp	397	38,211
Louisiana-Pacific Corp	750	16,665
Lydall Inc *	103	2,092
Manitex International Inc *	426	2,420
Marten Transport Ltd	629	10,184
Masonite International Corp *	912	40,885
MasTec Inc *	2,334	94,667
Matson Inc	716	22,926

	Shares	Value
Mesa Laboratories Inc	126	$26,257
Milacron Holdings Corp *	290	3,448
Mistras Group Inc *	523	7,521
Moog Inc ‘A’	103	7,980
MSA Safety Inc	1,266	119,346
Mueller Industries Inc	2,082	48,636
Mueller Water Products Inc ‘A’	3,407	31,004
Myers Industries Inc	1,312	19,824
MYR Group Inc *	586	16,508
Napco Security Technologies Inc *	435	6,851
National Presto Industries Inc	17	1,988
NCI Building Systems Inc *	1,543	11,187
nLight Inc *	781	13,886
Novanta Inc *	1,210	76,230
NV5 Global Inc *	349	21,132
NVE Corp	167	14,619
Omega Flex Inc	104	5,623
Orion Group Holdings Inc *	477	2,046
OSI Systems Inc *	238	17,445
PAM Transportation Services Inc *	57	2,246
Park Electrochemical Corp	423	7,644
Patrick Industries Inc *	857	25,376
PGT Innovations Inc *	1,982	31,415
Primoris Services Corp	1,040	19,895
Proto Labs Inc *	1,004	113,241
Pure Cycle Corp *	338	3,356
Raven Industries Inc	1,335	48,314
RBC Bearings Inc *	882	115,630
Rexnord Corp *	456	10,465
Saia Inc *	943	52,638
ShotSpotter Inc *	272	8,481
Simpson Manufacturing Co Inc	1,525	82,548
Sparton Corp *	173	3,147
SPX Corp *	1,288	36,077
Standex International Corp	369	24,789
Sterling Construction Co Inc *	221	2,407
Stoneridge Inc *	927	22,851
Sturm Ruger & Co Inc	613	32,624
Summit Materials Inc ‘A’ *	4,180	51,832
Sun Hydraulics Corp	1,064	35,314
SunPower Corp *	803	3,991
Tennant Co	663	34,549
Tetra Tech Inc	1,920	99,398
The Gorman-Rupp Co	146	4,732
TopBuild Corp *	1,305	58,725
Trex Co Inc *	2,181	129,464
Trinseo SA	1,089	49,854
Turtle Beach Corp *	295	4,210
Universal Forest Products Inc	1,951	50,648
Universal Logistics Holdings Inc	309	5,590
US Concrete Inc *	591	20,850
US Ecology Inc	819	51,581
US Xpress Enterprises Inc ‘A’ *	442	2,480
USA Truck Inc *	278	4,162
Vicor Corp *	594	22,447
Vishay Precision Group Inc *	290	8,767
VSE Corp	22	658
Watts Water Technologies Inc ‘A’	578	37,298
Werner Enterprises Inc	737	21,771
Wesco Aircraft Holdings Inc *	561	4,432
Willscot Corp *	901	8,487
Woodward Inc	1,973	146,574
Worthington Industries Inc	1,400	48,776
YRC Worldwide Inc *	256	806
ZAGG Inc *	1,034	10,113

		5,119,006

Technology - 13.7%

3D Systems Corp *	211	2,146
ACI Worldwide Inc *	4,022	111,289

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-73

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
ACM Research Inc ‘A’ *	303	$3,297
Adesto Technologies Corp *	827	3,639
Agilysys Inc *	269	3,857
Allscripts Healthcare Solutions Inc *	849	8,184
Altair Engineering Inc ‘A’ *	951	26,229
Alteryx Inc ‘A’ *	1,059	62,979
Amber Road Inc *	936	7,703
American Software Inc ‘A’	587	6,134
Appfolio Inc ‘A’ *	559	33,104
Apptio Inc ‘A’ *	1,274	48,361
Aquantia Corp *	800	7,016
Asure Software Inc *	373	1,895
Avid Technology Inc *	719	3,415
Benefitfocus Inc *	837	38,268
Blackbaud Inc	1,799	113,157
Blackline Inc *	1,340	54,873
Bottomline Technologies de Inc *	1,521	73,008
Box Inc ‘A’ *	4,602	77,682
Brightcove Inc *	1,230	8,659
Brooks Automation Inc	2,561	67,047
Cabot Microelectronics Corp	1,048	99,927
Carbon Black Inc *	1,322	17,741
Carbonite Inc *	1,169	29,529
Castlight Health Inc ‘B’ *	2,860	6,206
CEVA Inc *	768	16,965
Cirrus Logic Inc *	114	3,783
Cision Ltd *	2,323	27,179
Cloudera Inc *	3,851	42,592
Cohu Inc	550	8,839
CommVault Systems Inc *	1,467	86,685
Computer Programs & Systems Inc	210	5,271
ConvergeOne Holdings Inc	747	9,248
Cornerstone OnDemand Inc *	2,024	102,070
Coupa Software Inc *	1,983	124,651
Cray Inc *	263	5,678
CSG Systems International Inc	1,020	32,405
Cubic Corp	695	37,349
Diodes Inc *	359	11,581
Domo Inc ‘B’ *	248	4,868
Donnelley Financial Solutions Inc *	573	8,039
Ebix Inc	899	38,261
eGain Corp*	569	3,738
Entegris Inc	5,243	146,254
Envestnet Inc *	1,648	81,065
Everbridge Inc *	989	56,136
Evolent Health Inc ‘A’ *	606	12,090
Exela Technologies Inc *	1,424	5,539
ExlService Holdings Inc *	1,233	64,881
Five9 Inc *	2,131	93,167
ForeScout Technologies Inc *	1,092	28,381
FormFactor Inc *	230	3,241
Glu Mobile Inc *	4,153	33,515
Hortonworks Inc *	2,602	37,521
HubSpot Inc *	1,352	169,987
Immersion Corp *	964	8,637
Impinj Inc *	609	8,861
Information Services Group Inc *	742	3,146
InnerWorkings Inc *	165	617
Inovalon Holdings Inc ‘A’ *	2,571	36,457
Inphi Corp *	1,615	51,922
Insight Enterprises Inc *	495	20,171
Instructure Inc *	1,186	44,487
Integrated Device Technology Inc *	4,782	231,592
j2 Global Inc	1,735	120,374
Kopin Corp *	1,975	1,973
Lattice Semiconductor Corp *	4,295	29,721
LivePerson Inc *	2,135	40,266
Lumentum Holdings Inc *	2,335	98,093
MajesCo *	220	1,560
MAXIMUS Inc	2,350	152,962

	Shares	Value
MaxLinear Inc *	2,370	$41,712
Medidata Solutions Inc *	2,141	144,346
Mercury Systems Inc *	893	42,230
MINDBODY Inc ‘A’ *	1,628	59,259
Mitek Systems Inc *	1,156	12,496
MobileIron Inc *	2,703	12,407
Model N Inc *	977	12,926
Monotype Imaging Holdings Inc	699	10,849
Nanometrics Inc *	830	22,684
New Relic Inc *	1,652	133,762
NextGen Healthcare Inc *	1,299	19,680
Omnicell Inc *	1,438	88,063
OneSpan Inc *	1,198	15,514
PAR Technology Corp *	352	7,656
Park City Group Inc *	452	2,698
PDF Solutions Inc *	99	835
Pitney Bowes Inc	3,483	20,585
PlayAGS Inc *	817	18,791
Power Integrations Inc	1,055	64,334
Progress Software Corp	1,671	59,304
PROS Holdings Inc *	1,162	36,487
QAD Inc ‘A’	388	15,260
Qualys Inc *	1,257	93,948
Rapid7 Inc *	1,362	42,440
Remark Holdings Inc *	1,055	1,277
Rimini Street Inc *	343	1,766
Rudolph Technologies Inc *	1,161	23,766
SailPoint Technologies Holding Inc *	2,515	59,077
Science Applications International Corp	1,564	99,627
Semtech Corp *	2,209	101,327
SendGrid Inc *	1,077	46,494
Silicon Laboratories Inc *	1,589	125,229
Simulations Plus Inc	395	7,861
SMART Global Holdings Inc *	376	11,167
SPS Commerce Inc *	638	52,558
SVMK Inc *	383	4,699
Synaptics Inc *	126	4,688
Tabula Rasa HealthCare Inc *	654	41,699
Telenav Inc *	541	2,196
Tenable Holdings Inc *	393	8,721
TTEC Holdings Inc	528	15,085
Unisys Corp *	1,259	14,642
Upland Software Inc *	592	16,091
USA Technologies Inc *	1,956	7,609
Varonis Systems Inc *	1,050	55,545
Veritone Inc *	272	1,034
Virtusa Corp *	1,067	45,444
Vocera Communications Inc *	1,111	43,718
Vuzix Corp *	801	3,853
Workiva Inc *	1,049	37,649
Xperi Corp	402	7,393
Yext Inc *	3,026	44,936

		4,930,580

Utilities - 0.5%

American States Water Co	928	62,213
California Water Service Group	161	7,673
Chesapeake Utilities Corp	60	4,878
Global Water Resources Inc	407	4,127
Middlesex Water Co	514	27,422
New Jersey Resources Corp	218	9,956
SJW Group	411	22,860
South Jersey Industries Inc	495	13,761
Spark Energy Inc ‘A’	365	2,712
The York Water Co	431	13,818

		169,420

Total Common Stocks (Cost $34,458,876)		33,733,798

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-74

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value

EXCHANGE-TRADED FUND - 4.1%

iShares Russell 2000 Growth	8,824	$1,482,432

Total Exchange-Traded Fund (Cost $1,669,281)		1,482,432

	Principal Amount

SHORT-TERM INVESTMENT - 1.9%

Repurchase Agreement - 1.9%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $689,385; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $707,443)	$689,366	689,366

Total Short-Term Investment (Cost $689,366)		689,366

TOTAL INVESTMENTS - 100.0% (Cost $36,817,523)		35,905,596

DERIVATIVES - (0.0%)
(See Note (c) in Notes to Schedule of Investments)		(16,844)

OTHER ASSETS & LIABILITIES, NET - 0.0%		9,403

NET ASSETS - 100.0%		$35,898,155

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	31.4%
Industrial	14.3%
Technology	13.7%
Consumer, Cyclical	13.5%
Financial	9.4%
Communications	6.8%
Exchange-Traded Fund	4.1%
Others (each less than 3.0%)	6.8%

	100.0%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.0%

	100.0%

(b)

An investment with a value of $1,944 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/19	10	$691,344	$674,500	($16,844)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$940,466	$938,522	$-	$1,944
	Communications	2,453,789	2,453,789	-	-
	Consumer, Cyclical	4,840,100	4,840,100	-	-
	Consumer, Non-Cyclical	11,287,682	11,287,509	173	-
	Energy	626,279	626,279	-	-
	Financial	3,366,476	3,366,476	-	-
	Industrial	5,119,006	5,119,006	-	-
	Technology	4,930,580	4,930,580	-	-
	Utilities	169,420	169,420	-	-

	Total Common Stocks	33,733,798	33,731,681	173	1,944

	Exchange-Traded Fund	1,482,432	1,482,432	-	-
	Short-Term Investment	689,366	-	689,366	-

	Total Assets	35,905,596	35,214,113	689,539	1,944

Liabilities	Derivatives:
	Equity Contracts
	Futures	(16,844)	(16,844)	-	-

	Total Liabilities	(16,844)	(16,844)	-	-

	Total	$35,888,752	$35,197,269	$689,539	$1,944

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-75

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value

COMMON STOCKS - 95.2%

Basic Materials - 3.1%

AdvanSix Inc *	1,708	$41,573
AgroFresh Solutions Inc *	2,673	10,131
AK Steel Holding Corp *	27,708	62,343
Allegheny Technologies Inc *	10,941	238,186
American Vanguard Corp	2,593	39,388
Carpenter Technology Corp	4,090	145,645
Century Aluminum Co *	4,022	29,401
Clearwater Paper Corp *	1,419	34,581
Cleveland-Cliffs Inc *	21,978	169,011
Coeur Mining Inc *	13,624	60,899
Commercial Metals Co	10,178	163,052
Compass Minerals International Inc	230	9,589
Energy Fuels Inc *	7,444	21,215
Ferroglobe Representation & Warranty Insurance Trust * Ω	14,991	-
Gold Resource Corp	582	2,328
Hawkins Inc	832	34,070
HB Fuller Co	1,131	48,260
Hecla Mining Co	36,656	86,508
Innophos Holdings Inc	1,435	35,200
Innospec Inc	2,124	131,178
Intrepid Potash Inc *	8,040	20,904
Kaiser Aluminum Corp	677	60,449
Koppers Holdings Inc *	497	8,469
Kraton Corp *	222	4,848
Landec Corp *	2,409	28,523
Livent Corp *	1,071	14,780
Materion Corp	1,761	79,227
Minerals Technologies Inc	3,083	158,281
Neenah Inc	249	14,671
Oil-Dri Corp of America	403	10,679
PH Glatfelter Co	3,722	36,327
PolyOne Corp	364	10,410
PQ Group Holdings Inc *	3,269	48,414
Rayonier Advanced Materials Inc	4,443	47,318
Rogers Corp *	766	75,880
Schnitzer Steel Industries Inc ‘A’	2,264	48,789
Schweitzer-Mauduit International Inc	2,216	55,511
Sensient Technologies Corp	1,754	97,961
Shiloh Industries Inc *	1,060	6,180
Stepan Co	1,777	131,498
Tahoe Resources Inc (NYSE) *	14,683	53,593
Tronox Ltd ‘A’	4,314	33,563
United States Lime & Minerals Inc	161	11,431
Universal Stainless & Alloy Products Inc *	708	11,477
Valhi Inc	2,129	4,109
Verso Corp ‘A’ *	2,815	63,056

		2,498,906

Communications - 5.1%

1-800-Flowers.com Inc ‘A’ *	1,663	20,338
Acacia Communications Inc *	2,070	78,660
ADTRAN Inc	4,099	44,023
Anaplan Inc *	286	7,590
ATN International Inc	917	65,593
Beasley Broadcast Group Inc ‘A’	446	1,673
Boston Omaha Corp ‘A’ *	426	9,968
Calix Inc *	1,812	17,667
Cars.com Inc *	6,050	130,075
Casa Systems Inc *	247	3,243
ChannelAdvisor Corp *	136	1,544
Ciena Corp *	12,502	423,943
Cincinnati Bell Inc *	3,914	30,451
Clear Channel Outdoor Holdings Inc ‘A’	3,313	17,194
Clearfield Inc *	308	3,055

	Shares	Value
Consolidated Communications Holdings Inc	6,143	$60,693
DASAN Zhone Solutions Inc *	461	6,413
Entercom Communications Corp ‘A’	11,279	64,403
Entravision Communications Corp ‘A’	4,454	12,961
Finisar Corp *	10,281	222,070
Fluent Inc *	2,826	10,174
Frontier Communications Corp	9,409	22,393
Fusion Connect Inc *	1,521	2,555
Gannett Co Inc	9,919	84,609
Gray Television Inc *	7,013	103,372
Harmonic Inc *	7,177	33,875
Hemisphere Media Group Inc *	778	9,445
Houghton Mifflin Harcourt Co *	8,330	73,804
Infinera Corp *	13,291	53,031
Intelsat SA *	4,877	104,319
InterDigital Inc	1,678	111,470
Iridium Communications Inc *	8,411	155,183
KVH Industries Inc *	1,415	14,560
Lands’ End Inc *	898	12,761
Leaf Group Ltd *	359	2,459
Liberty Expedia Holdings Inc ‘A’ *	4,426	173,101
Liberty Latin America Ltd ‘A’ * (Chile)	3,832	55,487
Liberty Latin America Ltd ‘C’ * (Chile)	9,939	144,811
Liquidity Services Inc *	2,319	14,308
Maxar Technologies Ltd	4,974	59,489
Meredith Corp	3,460	179,712
MSG Networks Inc ‘A’ *	5,168	121,758
NeoPhotonics Corp *	2,942	19,064
NETGEAR Inc *	2,121	110,356
New Media Investment Group Inc	5,245	60,685
NII Holdings Inc *	7,950	35,059
pdvWireless Inc *	826	30,884
Perficient Inc *	1,726	38,421
Preformed Line Products Co	282	15,299
Ribbon Communications Inc *	4,592	22,133
RigNet Inc *	1,102	13,929
Saga Communications Inc ‘A’	346	11,498
Scholastic Corp	2,464	99,201
Sinclair Broadcast Group Inc ‘A’	3,150	82,971
Spok Holdings Inc	1,610	21,349
TEGNA Inc	18,948	205,965
Telaria Inc *	2,420	6,607
The EW Scripps Co ‘A’	3,948	62,102
The Meet Group Inc *	5,938	27,493
The New York Times Co ‘A’	2,172	48,414
Upwork Inc *	209	3,785
Value Line Inc	28	728
ViaSat Inc *	4,853	286,084
Viavi Solutions Inc *	12,832	128,962
WideOpenWest Inc *	2,670	19,037
Windstream Holdings Inc *	3,597	7,518

		4,121,777

Consumer, Cyclical - 10.3%

Abercrombie & Fitch Co ‘A’	5,842	117,132
Acushnet Holdings Corp	3,054	64,348
Altra Industrial Motion Corp	1,500	37,725
AMC Entertainment Holdings Inc ‘A’	4,496	55,211
America’s Car-Mart Inc *	343	24,850
American Axle & Manufacturing Holdings Inc *	9,792	108,691
American Eagle Outfitters Inc	1,363	26,347
Anixter International Inc *	2,583	140,283
Ascena Retail Group Inc *	15,487	38,872
Barnes & Noble Education Inc *	3,432	13,762
Barnes & Noble Inc	5,253	37,244
Bassett Furniture Industries Inc	925	18,537
BBX Capital Corp	5,595	32,059
Beacon Roofing Supply Inc *	1,560	49,483
Beazer Homes USA Inc *	2,825	26,781

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-76

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Bed Bath & Beyond Inc	11,794	$133,508
Belmond Ltd ‘A’ * (United Kingdom)	6,845	171,330
Big 5 Sporting Goods Corp	1,813	4,696
Big Lots Inc	2,695	77,939
Biglari Holdings Inc ‘A’ *	9	5,289
Biglari Holdings Inc ‘B’ *	78	8,859
BJ’s Wholesale Club Holdings Inc *	2,731	60,519
Blue Bird Corp *	615	11,187
BMC Stock Holdings Inc *	5,634	87,214
Bojangles’ Inc *	1,464	23,541
Boyd Gaming Corp	630	13,091
Brinker International Inc	812	35,712
Caleres Inc	3,699	102,943
Callaway Golf Co	2,669	40,836
Cannae Holdings Inc *	5,987	102,497
Carrols Restaurant Group Inc *	441	4,339
Century Casinos Inc *	2,293	16,945
Century Communities Inc *	2,161	37,299
Chico’s FAS Inc	10,857	61,016
Chuy’s Holdings Inc *	276	4,896
Citi Trends Inc	1,088	22,184
Clarus Corp	1,838	18,601
CompX International Inc	180	2,450
Conn’s Inc *	864	16,295
Cooper Tire & Rubber Co	4,447	143,772
Cooper-Standard Holdings Inc *	1,558	96,783
Core-Mark Holding Co Inc	3,677	85,490
Culp Inc	976	18,446
Daktronics Inc	3,010	22,274
Dana Inc	965	13,153
Del Frisco’s Restaurant Group Inc *	2,759	19,727
Del Taco Restaurants Inc *	2,672	26,693
Denny’s Corp *	1,413	22,905
Dillard’s Inc ‘A’	1,024	61,757
Dine Brands Global Inc	598	40,269
Drive Shack Inc *	383	1,501
DSW Inc ‘A’	6,023	148,768
El Pollo Loco Holdings Inc *	1,912	29,005
Empire Resorts Inc *	135	1,368
Eros International PLC * (India)	1,552	12,866
Escalade Inc	979	11,210
Essendant Inc	3,334	41,942
Ethan Allen Interiors Inc	2,102	36,974
Express Inc *	6,422	32,816
EZCORP Inc ‘A’ *	4,498	34,770
Fiesta Restaurant Group Inc *	408	6,328
Flexsteel Industries Inc	621	13,712
Fossil Group Inc *	3,044	47,882
Foundation Building Materials Inc *	916	7,612
Francesca’s Holdings Corp *	2,942	2,856
G-III Apparel Group Ltd *	2,741	76,447
Gaia Inc *	344	3,564
GameStop Corp ‘A’	8,785	110,867
Genesco Inc *	1,714	75,930
Gentherm Inc *	3,045	121,739
GMS Inc *	168	2,496
GNC Holdings Inc ‘A’ *	6,992	16,571
Green Brick Partners Inc *	1,946	14,089
Group 1 Automotive Inc	1,612	84,985
Guess? Inc	5,051	104,909
H&E Equipment Services Inc	597	12,191
Haverty Furniture Cos Inc	1,669	31,344
Hawaiian Holdings Inc	4,289	113,273
Herman Miller Inc	736	22,264
Hibbett Sports Inc *	1,599	22,866
Hooker Furniture Corp	542	14,276
Hovnanian Enterprises Inc ‘A’ *	8,525	5,830
Interface Inc	532	7,581
International Speedway Corp ‘A’	2,123	93,115
J Alexander’s Holdings Inc *	1,162	9,563

	Shares	Value
J. Jill Inc *	1,391	$7,414
Jack in the Box Inc	1,991	154,561
JC Penney Co Inc *	26,808	27,880
Johnson Outdoors Inc ‘A’	158	9,281
KB Home	5,948	113,607
Kimball International Inc ‘B’	456	6,471
Kirkland’s Inc *	991	9,444
Knoll Inc	200	3,296
La-Z-Boy Inc	2,343	64,925
Lifetime Brands Inc	1,091	10,943
Lithia Motors Inc ‘A’	747	57,019
Lumber Liquidators Holdings Inc *	477	4,541
M/I Homes Inc *	1,917	40,295
MarineMax Inc *	758	13,879
Marriott Vacations Worldwide Corp	593	41,812
MDC Holdings Inc	3,949	111,006
Meritage Homes Corp *	3,089	113,428
Mesa Air Group Inc *	634	4,888
Methode Electronics Inc	1,712	39,873
Miller Industries Inc	925	24,975
Mobile Mini Inc	430	13,653
Modine Manufacturing Co *	3,611	39,035
Monarch Casino & Resort Inc *	208	7,933
Motorcar Parts of America Inc *	1,701	28,305
Movado Group Inc	1,276	40,347
National CineMedia Inc	6,649	43,086
Nautilus Inc *	235	2,562
Navistar International Corp *	4,086	106,032
Nexeo Solutions Inc *	2,804	24,086
Office Depot Inc	47,591	122,785
Papa John’s International Inc	1,058	42,119
Party City Holdco Inc *	4,683	46,736
PC Connection Inc	990	29,433
Penn National Gaming Inc *	6,705	126,255
PetIQ Inc *	47	1,103
Pier 1 Imports Inc	7,139	2,183
RCI Hospitality Holdings Inc	200	4,466
Reading International Inc ‘A’ *	1,521	22,115
Red Lion Hotels Corp *	1,294	10,611
Red Robin Gourmet Burgers Inc *	1,159	30,968
Regis Corp *	2,973	50,392
REV Group Inc	2,106	15,816
Rite Aid Corp *	92,242	65,335
Rocky Brands Inc	574	14,924
RTW RetailWinds Inc *	879	2,488
Rush Enterprises Inc ‘A’	1,396	48,134
Rush Enterprises Inc ‘B’	210	7,476
Sally Beauty Holdings Inc *	7,749	132,120
ScanSource Inc *	2,215	76,152
Shoe Carnival Inc	907	30,394
Signet Jewelers Ltd (NYSE)	4,535	144,077
SkyWest Inc	4,471	198,825
Sonic Automotive Inc ‘A’	2,056	28,291
Sonos Inc *	710	6,972
Speedway Motorsports Inc	1,044	16,986
Spirit Airlines Inc *	5,986	346,709
Standard Motor Products Inc	1,868	90,467
Steelcase Inc ‘A’	7,436	110,276
Superior Industries International Inc	2,080	10,005
Systemax Inc	242	5,781
Taylor Morrison Home Corp ‘A’ *	8,711	138,505
Tenneco Inc ‘A’	811	22,213
The Buckle Inc	1,967	38,042
The Cato Corp ‘A’	1,945	27,755
The Container Store Group Inc *	1,433	6,835
The Habit Restaurants Inc ‘A’ *	1,714	17,997
The Lovesac Co *	267	6,125
The Marcus Corp	1,693	66,874
The New Home Co Inc *	1,114	5,826
The St Joe Co *	3,118	41,064

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-77

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Tile Shop Holdings Inc	1,622	$8,889
Tilly’s Inc ‘A’	1,507	16,366
Titan International Inc	4,243	19,772
Titan Machinery Inc *	1,613	21,211
Tower International Inc	1,769	42,102
Town Sports International Holdings Inc *	1,107	7,085
TRI Pointe Group Inc *	11,696	127,837
Triton International Ltd (Bermuda)	4,514	140,250
Tupperware Brands Corp	4,261	134,520
Unifi Inc *	1,383	31,588
UniFirst Corp	1,156	165,389
Universal Electronics Inc *	1,188	30,033
Vera Bradley Inc *	1,924	16,489
Veritiv Corp *	977	24,396
Vista Outdoor Inc *	5,067	57,510
Wabash National Corp	3,532	46,199
Weyco Group Inc	503	14,673
William Lyon Homes ‘A’ *	2,223	23,764
Wingstop Inc	184	11,811
World Fuel Services Corp	5,872	125,720
YETI Holdings Inc *	649	9,631
Zumiez Inc *	1,114	21,355

		8,252,087

Consumer, Non-Cyclical - 9.9%

AAC Holdings Inc *	521	729
Aaron’s Inc	6,030	253,561
Abeona Therapeutics Inc *	259	1,849
ABM Industries Inc	5,798	186,174
Acacia Research Corp *	3,846	11,461
Acceleron Pharma Inc *	578	25,172
ACCO Brands Corp	9,115	61,800
Achaogen Inc *	314	386
Achillion Pharmaceuticals Inc *	12,156	19,328
Aclaris Therapeutics Inc *	391	2,889
Acorda Therapeutics Inc *	3,342	52,068
Adamas Pharmaceuticals Inc *	922	7,874
Adtalem Global Education Inc *	5,103	241,474
Adverum Biotechnologies Inc *	4,290	13,514
AgeX Therapeutics Inc *	585	1,749
Akebia Therapeutics Inc *	589	3,257
Akorn Inc *	7,260	24,611
Albireo Pharma Inc *	602	14,767
Alder Biopharmaceuticals Inc *	955	9,789
Alico Inc	279	8,231
Allakos Inc *	119	6,220
Allogene Therapeutics Inc *	330	8,887
AMAG Pharmaceuticals Inc *	2,965	45,038
American Public Education Inc *	1,296	36,884
American Renal Associates Holdings Inc *	94	1,083
Amphastar Pharmaceuticals Inc *	1,974	39,283
AngioDynamics Inc *	3,226	64,939
Anika Therapeutics Inc *	1,227	41,239
Aptinyx Inc *	190	3,143
Aquestive Therapeutics Inc *	118	743
Aratana Therapeutics Inc *	1,929	11,825
Arbutus Biopharma Corp * (Canada)	2,190	8,388
Arcus Biosciences Inc *	852	9,176
Ardelyx Inc *	3,686	6,598
Arena Pharmaceuticals Inc *	842	32,796
Arlo Technologies Inc *	532	5,309
ArQule Inc *	681	1,886
Arvinas Inc *	129	1,658
Assertio Therapeutics Inc *	664	2,397
Athersys Inc *	925	1,332
Audentes Therapeutics Inc *	216	4,605
Avalara Inc *	125	3,894
Avanos Medical Inc *	4,087	183,057
AVEO Pharmaceuticals Inc *	3,563	5,701
Avrobio Inc *	85	1,415

	Shares	Value
Axonics Modulation Technologies Inc *	167	$2,523
B&G Foods Inc	5,135	148,453
Bellicum Pharmaceuticals Inc *	1,065	3,110
BioCryst Pharmaceuticals Inc *	1,340	10,814
BioScrip Inc *	9,721	34,704
BioTime Inc *	5,856	5,347
BrightView Holdings Inc *	915	9,342
Brookdale Senior Living Inc *	16,415	109,980
Cadiz Inc *	1,922	19,797
CAI International Inc *	799	18,561
Cal-Maine Foods Inc	1,605	67,891
Calithera Biosciences Inc *	2,654	10,643
Cambrex Corp *	1,649	62,266
Cara Therapeutics Inc *	409	5,317
Cardtronics PLC ‘A’ *	655	17,030
CareDx Inc *	158	3,972
Carriage Services Inc	1,010	15,655
CASI Pharmaceuticals Inc *	410	1,648
Catalyst Biosciences Inc *	1,016	8,016
CBIZ Inc *	4,551	89,655
Cellular Biomedicine Group Inc *	230	4,062
Central Garden & Pet Co *	214	7,372
Central Garden & Pet Co ‘A’ *	821	25,656
Cerus Corp *	1,353	6,860
Chimerix Inc *	3,714	9,545
Civitas Solutions Inc *	399	6,986
Community Health Systems Inc *	7,359	20,752
Concert Pharmaceuticals Inc *	1,826	22,916
CONMED Corp	1,385	88,917
Corium International Inc *	259	47
Corvus Pharmaceuticals Inc *	127	466
CRA International Inc	489	20,807
Crinetics Pharmaceuticals Inc *	100	2,999
Cross Country Healthcare Inc *	3,016	22,107
CryoLife Inc *	986	27,983
Cymabay Therapeutics Inc *	1,181	9,294
Cytokinetics Inc *	345	2,180
Darling Ingredients Inc *	14,335	275,805
Dean Foods Co	8,121	30,941
Diplomat Pharmacy Inc *	977	13,150
Dynavax Technologies Corp *	596	5,453
Edgewell Personal Care Co *	4,728	176,591
Eidos Therapeutics Inc *	152	2,092
Emerald Expositions Events Inc	2,108	26,013
Endo International PLC *	18,410	134,393
Ennis Inc	2,210	42,542
Epizyme Inc *	1,449	8,926
EVERTEC Inc (Puerto Rico)	885	25,400
Evo Payments Inc ‘A’ *	461	11,373
Farmer Brothers Co *	852	19,877
Five Prime Therapeutics Inc *	3,027	28,151
FONAR Corp *	436	8,825
Forty Seven Inc *	140	2,201
Fresh Del Monte Produce Inc	2,663	75,283
FTI Consulting Inc *	3,331	221,978
Gritstone Oncology Inc *	116	1,792
Guardant Health Inc *	228	8,571
Harvard Bioscience Inc *	3,199	10,173
Helen of Troy Ltd *	2,134	279,938
Hertz Global Holdings Inc *	4,806	65,602
HMS Holdings Corp *	938	26,386
Hostess Brands Inc *	8,636	94,478
Huron Consulting Group Inc *	1,939	99,490
I3 Verticals Inc ‘A’ *	137	3,302
ICF International Inc	1,413	91,534
Immune Design Corp *	2,534	3,294
Immunomedics Inc *	1,226	17,495
Ingles Markets Inc ‘A’	1,252	34,079
Integer Holdings Corp *	720	54,907
Inter Parfums Inc	111	7,278

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-78

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Intra-Cellular Therapies Inc *	1,938	$22,074
Invacare Corp	2,781	11,958
K12 Inc *	3,230	80,072
Karyopharm Therapeutics Inc *	411	3,851
Kelly Services Inc ‘A’	2,741	56,136
Kezar Life Sciences Inc *	94	2,218
Kiniksa Pharmaceuticals Ltd ‘A’ (Bermuda) *	90	2,528
Lancaster Colony Corp	454	80,294
Lannett Co Inc *	2,540	12,598
Lantheus Holdings Inc *	217	3,396
Laureate Education Inc ‘A’ *	8,263	125,928
Limoneira Co	867	16,950
Liquidia Technologies Inc *	104	2,253
LivaNova PLC *	899	82,232
LiveRamp Holdings Inc *	3,421	132,153
LogicBio Therapeutics Inc *	197	2,049
LSC Communications Inc	2,970	20,790
Luminex Corp	2,113	48,831
Magellan Health Inc *	2,079	118,274
Mallinckrodt PLC *	7,217	114,029
Matthews International Corp ‘A’	2,742	111,380
Melinta Therapeutics Inc *	2,920	2,315
Menlo Therapeutics Inc *	816	3,362
Meridian Bioscience Inc	464	8,055
MGP Ingredients Inc	135	7,702
Minerva Neurosciences Inc *	348	2,346
Miragen Therapeutics Inc *	258	782
Molecular Templates Inc *	1,142	4,614
MoneyGram International Inc *	2,358	4,716
Myriad Genetics Inc *	731	21,250
NanoString Technologies Inc *	184	2,729
NantKwest Inc *	2,650	3,074
National HealthCare Corp	1,054	82,686
National Research Corp	79	3,013
Natural Grocers by Vitamin Cottage Inc *	812	12,448
Nature’s Sunshine Products Inc *	701	5,713
Navigant Consulting Inc	3,688	88,696
Neos Therapeutics Inc *	111	183
Neuronetics Inc *	56	1,084
NewLink Genetics Corp *	2,344	3,563
Novavax Inc *	21,264	39,126
Nymox Pharmaceutical Corp * (Canada)	1,756	2,300
OPKO Health Inc *	28,331	85,276
OraSure Technologies Inc *	277	3,235
Orthofix Medical Inc *	366	19,211
Osmotica Pharmaceuticals PLC *	235	1,821
Ovid therapeutics Inc *	292	707
Owens & Minor Inc	5,414	34,271
Patterson Cos Inc	7,183	141,218
PDL BioPharma Inc *	12,851	37,268
Phibro Animal Health Corp ‘A’	102	3,280
Portola Pharmaceuticals Inc *	379	7,398
Prestige Consumer Healthcare Inc *	4,569	141,091
Principia Biopharma Inc *	95	2,602
Proteostasis Therapeutics Inc *	519	1,682
Prothena Corp PLC * (Ireland)	3,436	35,391
Pyxus International Inc *	711	8,432
Quad/Graphics Inc	2,776	34,200
Quanex Building Products Corp	2,990	40,634
R1 RCM Inc *	795	6,320
Ra Pharmaceuticals Inc *	1,161	21,130
Rent-A-Center Inc *	3,817	61,797
Replimune Group Inc *	108	1,080
Resources Connection Inc	1,758	24,964
resTORbio Inc *	645	5,560
Revlon Inc ‘A’ *	103	2,595
Rigel Pharmaceuticals Inc *	1,336	3,073
Rockwell Medical Inc *	348	786
Rosetta Stone Inc *	1,400	22,960

	Shares	Value
RR Donnelley & Sons Co	6,029	$23,875
RTI Surgical Inc *	3,903	14,441
Rubius Therapeutics Inc *	171	2,750
Sanderson Farms Inc	1,785	177,233
Scholar Rock Holding Corp *	87	1,998
scPharmaceuticals Inc *	601	2,260
SEACOR Marine Holdings Inc *	1,430	16,817
SeaSpine Holdings Corp *	1,302	23,748
Seneca Foods Corp ‘A’ *	628	17,722
SI-BONE Inc *	85	1,776
Smart & Final Stores Inc *	2,018	9,565
SP Plus Corp *	1,425	42,094
SpartanNash Co	3,076	52,846
Spectrum Pharmaceuticals Inc *	685	5,994
Spero Therapeutics Inc *	721	4,434
Surgery Partners Inc *	1,433	14,029
Syndax Pharmaceuticals Inc *	764	3,400
Syneos Health Inc *	4,979	195,924
Synlogic Inc *	1,314	9,211
Team Inc *	2,384	34,926
Tejon Ranch Co *	1,777	29,463
Tetraphase Pharmaceuticals Inc *	4,589	5,186
Textainer Group Holdings Ltd * (China)	2,458	24,482
The Andersons Inc	2,395	71,587
The Hackett Group Inc	173	2,770
The Medicines Co *	413	7,905
The Simply Good Foods Co *	5,277	99,735
Tocagen Inc *	176	1,445
Tootsie Roll Industries Inc	1,222	40,815
Translate Bio Inc *	183	1,373
Travelport Worldwide Ltd	8,957	139,908
Tricida Inc *	168	3,961
Triple-S Management Corp ‘B’ *	1,887	32,815
TrueBlue Inc *	3,337	74,248
Twist Bioscience Corp *	90	2,078
United Natural Foods Inc *	4,426	46,871
Universal Corp	2,165	117,235
Utah Medical Products Inc	44	3,656
Vector Group Ltd	5,004	48,689
Vectrus Inc *	951	20,523
Verrica Pharmaceuticals Inc *	115	937
Viad Corp	716	35,864
Village Super Market Inc ‘A’	716	19,146
Weight Watchers International Inc *	188	7,247
Weis Markets Inc	820	39,180
Xeris Pharmaceuticals Inc *	95	1,615
XOMA Corp *	288	3,643
Y-mAbs Therapeutics Inc *	118	2,400
Zafgen Inc *	182	901
Zogenix Inc *	948	34,564

		7,972,183

Energy - 5.3%

Abraxas Petroleum Corp *	857	934
Adams Resources & Energy Inc	195	7,548
Advanced Emissions Solutions Inc	191	2,015
Alta Mesa Resources Inc *	8,593	8,593
Amyris Inc *	2,269	7,578
Approach Resources Inc *	3,846	3,354
Arch Coal Inc ‘A’	1,522	126,311
Archrock Inc	11,143	83,461
Basic Energy Services Inc *	1,552	5,960
Berry Petroleum Corp	673	5,889
Bonanza Creek Energy Inc *	1,685	34,829
Bristow Group Inc *	2,712	6,590
C&J Energy Services Inc *	5,536	74,736
California Resources Corp *	3,963	67,530
Callon Petroleum Co *	20,031	130,001
CARBO Ceramics Inc *	1,751	6,093
Clean Energy Fuels Corp *	12,373	21,282

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-79

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Cloud Peak Energy Inc *	6,596	$2,416
CONSOL Energy Inc *	1,404	44,521
CVR Energy Inc	80	2,758
Dawson Geophysical Co *	1,760	5,949
Delek US Holdings Inc	561	18,238
Denbury Resources Inc *	21,747	37,187
Diamond Offshore Drilling Inc *	5,707	53,874
Dril-Quip Inc *	3,109	93,363
Earthstone Energy Inc ‘A’ *	1,653	7,472
Eclipse Resources Corp *	4,010	4,211
Enphase Energy Inc *	7,467	35,319
EP Energy Corp ‘A’ *	3,435	2,405
Era Group Inc *	1,763	15,409
Exterran Corp *	2,870	50,799
Flotek Industries Inc *	4,394	4,789
Forum Energy Technologies Inc *	6,954	28,720
Frank’s International NV *	6,506	33,961
FTS International Inc *	2,778	19,752
FuelCell Energy Inc *	6,844	3,768
FutureFuel Corp	2,269	35,986
Goodrich Petroleum Corp *	209	2,822
Green Plains Inc	3,496	45,833
Gulfport Energy Corp *	15,295	100,182
Halcon Resources Corp *	11,439	19,446
Hallador Energy Co	1,458	7,392
Helix Energy Solutions Group Inc *	12,346	66,792
HighPoint Resources Corp *	9,298	23,152
Independence Contract Drilling Inc *	2,583	8,059
Isramco Inc *	49	5,807
Keane Group Inc *	288	2,356
KLX Energy Services Holdings Inc *	1,721	40,357
Laredo Petroleum Inc *	9,645	34,915
Matador Resources Co *	741	11,508
Matrix Service Co *	2,334	41,872
McDermott International Inc *	15,754	103,031
Midstates Petroleum Co Inc *	1,240	9,312
MRC Global Inc *	3,347	40,934
Murphy USA Inc *	2,155	165,159
NACCO Industries Inc ‘A’	299	10,136
Natural Gas Services Group Inc *	1,135	18,659
NCS Multistage Holdings Inc *	834	4,245
Newpark Resources Inc *	7,839	53,854
Nine Energy Service Inc *	1,268	28,581
Noble Corp PLC *	21,699	56,851
Northern Oil & Gas Inc *	13,214	29,864
NOW Inc *	9,470	110,231
Oasis Petroleum Inc *	23,646	130,762
Oceaneering International Inc *	8,664	104,834
Oil States International Inc *	5,243	74,870
Panhandle Oil & Gas Inc ‘A’	594	9,207
Par Pacific Holdings Inc *	2,517	35,691
Pattern Energy Group Inc ‘A’	7,100	132,202
PDC Energy Inc *	5,765	171,566
Peabody Energy Corp	6,857	209,001
PHI Inc *	1,051	1,944
Pioneer Energy Services Corp *	6,009	7,391
Quintana Energy Services Inc *	448	1,550
Ramaco Resources Inc *	55	272
Renewable Energy Group Inc *	2,985	76,715
Resolute Energy Corp *	1,832	53,091
REX American Resources Corp *	488	33,238
Ring Energy Inc *	255	1,295
Rowan Cos PLC ‘A’ *	11,188	93,867
SandRidge Energy Inc *	2,636	20,060
SEACOR Holdings Inc *	1,477	54,649
Select Energy Services Inc ‘A’ *	2,995	18,928
SemGroup Corp ‘A’	6,915	95,289
SilverBow Resources Inc *	623	14,728
Smart Sand Inc *	1,893	4,202
Southwestern Energy Co *	51,628	176,052

	Shares	Value
SunCoke Energy Inc *	5,789	$49,496
Sunrun Inc *	8,484	92,391
Superior Energy Services Inc *	13,511	45,262
Talos Energy Inc *	1,741	28,413
TerraForm Power Inc ‘A’	5,328	59,780
TETRA Technologies Inc *	1,442	2,423
Thermon Group Holdings Inc *	1,994	40,438
Trecora Resources*	1,762	13,744
Ultra Petroleum Corp *	13,680	10,398
Unit Corp *	4,597	65,645
US Silica Holdings Inc	2,676	27,242
Vivint Solar Inc *	1,931	7,357
W&T Offshore Inc *	8,290	34,155
Warrior Met Coal Inc	3,783	91,208
WildHorse Resource Development Corp *	187	2,639

		4,226,946

Financial - 39.1%

1st Constitution Bancorp	672	13,393
1st Source Corp	1,371	55,306
Acadia Realty Trust REIT	7,023	166,866
Access National Corp	1,324	28,241
ACNB Corp	577	22,647
AG Mortgage Investment Trust Inc REIT	2,482	39,538
Agree Realty Corp REIT	2,907	171,862
Aircastle Ltd	4,733	81,597
Alexander & Baldwin Inc REIT *	5,998	110,243
Allegiance Bancshares Inc *	901	29,165
Altisource Portfolio Solutions SA *	801	18,014
Amalgamated Bank ‘A’	886	17,277
Ambac Financial Group Inc *	3,740	64,478
American Assets Trust Inc REIT	3,367	135,252
American Equity Investment Life Holding Co	7,844	219,161
American National Bankshares Inc	751	22,012
American Realty Investors Inc *	156	1,883
AMERISAFE Inc	1,636	92,745
Ames National Corp	791	20,107
Anworth Mortgage Asset Corp REIT	8,761	35,394
Apollo Commercial Real Estate Finance Inc REIT	10,740	178,928
Arbor Realty Trust Inc REIT	5,123	51,589
Ares Commercial Real Estate Corp REIT	2,268	29,575
Argo Group International Holdings Ltd	2,849	191,595
Arlington Asset Investment Corp ‘A’	2,438	17,651
Armada Hoffler Properties Inc REIT	2,942	41,365
ARMOUR Residential REIT Inc	3,702	75,891
Arrow Financial Corp	1,099	35,190
Ashford Hospitality Trust Inc REIT	7,660	30,640
Associated Capital Group Inc ‘A’	207	7,293
Atlantic Capital Bancshares Inc *	678	11,099
Auburn National Bancorporation Inc	189	5,984
B. Riley Financial Inc	1,741	24,722
Banc of California Inc	3,819	50,831
BancFirst Corp	1,216	60,678
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	2,704	46,779
BancorpSouth Bank	8,276	216,335
Bank of Commerce Holdings*	1,399	15,333
Bank of Marin Bancorp	1,203	49,612
Bank7 Corp *	239	3,191
BankFinancial Corp	1,134	16,953
Bankwell Financial Group Inc	452	12,977
Banner Corp	2,718	145,359
Bar Harbor Bankshares	1,375	30,841
Baycom Corp *	883	20,388
BCB Bancorp Inc	1,138	11,915
Beneficial Bancorp Inc	5,952	85,054
Berkshire Hills Bancorp Inc	3,585	96,687
Blackstone Mortgage Trust Inc ‘A’ REIT	9,761	310,985
Blucora Inc *	1,128	30,050

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-80

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Blue Hills Bancorp Inc	1,071	$22,855
Bluerock Residential Growth REIT Inc	2,061	18,590
Boston Private Financial Holdings Inc	7,032	74,328
Braemar Hotels & Resorts Inc REIT	2,547	22,745
Bridge Bancorp Inc	1,434	36,553
Bridgewater Bancshares Inc *	2,003	21,132
BrightSphere Investment Group PLC	991	10,584
Brookline Bancorp Inc	6,919	95,621
BRT Apartments Corp REIT	882	10,090
Bryn Mawr Bank Corp	1,740	59,856
BSB Bancorp Inc *	564	15,826
Business First Bancshares Inc	893	21,637
Byline Bancorp Inc *	1,455	24,240
C&F Financial Corp	293	15,591
Cadence BanCorp	4,165	69,889
Cambridge Bancorp	224	18,648
Camden National Corp	1,376	49,495
Capital Bancorp Inc *	456	5,203
Capital City Bank Group Inc	998	23,164
Capitol Federal Financial Inc	11,168	142,615
Capstar Financial Holdings Inc	440	6,481
Capstead Mortgage Corp REIT	7,879	52,553
CareTrust REIT Inc	7,110	131,251
Carolina Financial Corp	536	15,860
CatchMark Timber Trust Inc ‘A’ REIT	4,417	31,361
Cathay General Bancorp	6,803	228,105
CB Financial Services Inc	368	9,119
CBL & Associates Properties Inc REIT	14,519	27,876
CBTX Inc	1,634	48,040
Cedar Realty Trust Inc REIT	7,462	23,431
CenterState Bank Corp	8,051	169,393
Central Pacific Financial Corp	2,192	53,375
Central Valley Community Bancorp	982	18,530
Century Bancorp Inc ‘A’	262	17,745
Chatham Lodging Trust REIT	3,987	70,490
Chemical Financial Corp	6,236	228,300
Chemung Financial Corp	291	12,021
Cherry Hill Mortgage Investment Corp REIT	1,435	25,170
Chesapeake Lodging Trust REIT	5,204	126,717
Citizens & Northern Corp	992	26,219
Citizens Inc *	4,469	33,607
City Holding Co	1,220	82,460
City Office REIT Inc	2,730	27,983
Civista Bancshares Inc	891	15,521
CNB Financial Corp	1,182	27,127
CNO Financial Group Inc	14,473	215,358
Coastal Financial Corp *	453	6,899
Codorus Valley Bancorp Inc	838	17,808
Colony Credit Real Estate Inc REIT	7,393	116,735
Columbia Banking System Inc	6,403	232,365
Columbia Financial Inc *	4,332	66,236
Community Bank System Inc	4,389	255,879
Community Bankers Trust Corp *	1,781	12,859
Community Healthcare Trust Inc REIT	1,556	44,859
Community Trust Bancorp Inc	1,374	54,424
ConnectOne Bancorp Inc	2,029	37,476
Consolidated-Tomoka Land Co	228	11,970
CoreCivic Inc REIT	10,416	185,717
CorEnergy Infrastructure Trust Inc REIT	1,062	35,131
CorePoint Lodging Inc REIT	3,670	44,958
County Bancorp Inc	422	7,330
Cousins Properties Inc REIT	36,828	290,941
Cowen Inc *	1,322	17,635
Crawford & Co ‘B’	953	8,577
Cushman & Wakefield PLC *	998	14,441
Customers Bancorp Inc *	1,696	30,867
CVB Financial Corp	9,803	198,315
DiamondRock Hospitality Co REIT	18,153	164,829
Dime Community Bancshares Inc	2,755	46,780
Donegal Group Inc ‘A’	788	10,752

	Shares	Value
Dynex Capital Inc REIT	4,867	$27,839
Eagle Bancorp Inc *	544	26,498
Easterly Government Properties Inc REIT	4,025	63,112
eHealth Inc *	1,658	63,700
EMC Insurance Group Inc	789	25,130
Employers Holdings Inc	2,729	114,536
Encore Capital Group Inc *	2,294	53,909
Enstar Group Ltd * (Bermuda)	1,052	176,284
Entegra Financial Corp *	512	10,624
Enterprise Bancorp Inc	773	24,860
Enterprise Financial Services Corp	1,348	50,725
Equity Bancshares Inc ‘A’ *	817	28,799
Esquire Financial Holdings Inc *	336	7,291
ESSA Bancorp Inc	813	12,691
Essent Group Ltd *	4,136	141,368
Essential Properties Realty Trust Inc REIT	2,785	38,544
Evans Bancorp Inc	418	13,589
Exantas Capital Corp REIT	2,717	27,224
Farmers & Merchants Bancorp Inc	78	3,002
Farmers National Banc Corp	2,212	28,181
Farmland Partners Inc REIT	2,622	11,904
FB Financial Corp	773	27,070
FBL Financial Group Inc ‘A’	882	57,903
Federal Agricultural Mortgage Corp ‘C’	552	33,363
Federated Investors Inc ‘B’	2,222	58,994
FedNat Holding Co	466	9,283
FGL Holdings*	12,723	84,735
Fidelity D&D Bancorp Inc	224	14,376
Fidelity Southern Corp	1,882	48,970
Financial Institutions Inc	1,365	35,081
First Bancorp Inc	854	22,460
First Bancorp NC	2,572	84,002
First BanCorp PR	18,718	160,975
First Bank	1,358	16,459
First Busey Corp	3,817	93,669
First Business Financial Services Inc	735	14,340
First Choice Bancorp	773	17,470
First Commonwealth Financial Corp	8,432	101,859
First Community Bankshares Inc	1,398	44,009
First Community Corp	669	12,999
First Defiance Financial Corp	1,782	43,677
First Financial Bancorp	8,363	198,370
First Financial Corp	1,068	42,880
First Financial Northwest Inc	645	9,978
First Foundation Inc *	2,308	29,681
First Guaranty Bancshares Inc	410	9,516
First Industrial Realty Trust Inc REIT	8,565	247,186
First Internet Bancorp	908	18,560
First Interstate BancSystem Inc ‘A’	2,894	105,805
First Merchants Corp	4,346	148,937
First Mid-Illinois Bancshares Inc	1,136	36,261
First Midwest Bancorp Inc	8,972	177,735
First Northwest Bancorp	878	13,021
First Savings Financial Group Inc	153	7,947
First United Corp	558	8,883
Flagstar Bancorp Inc *	2,592	68,429
Flushing Financial Corp	2,451	52,770
Focus Financial Partners Inc ‘A’ *	656	17,272
Forestar Group Inc *	936	12,964
Four Corners Property Trust Inc REIT	1,824	47,789
Franklin Financial Network Inc *	1,147	30,246
Franklin Street Properties Corp REIT	8,967	55,864
Front Yard Residential Corp REIT	4,373	38,176
FRP Holdings Inc *	513	23,603
FS Bancorp Inc	172	7,375
Fulton Financial Corp	15,068	233,253
FVCBankcorp Inc *	113	1,990
GAIN Capital Holdings Inc	2,366	14,575
GAMCO Investors Inc ‘A’	331	5,591
Genworth Financial Inc ‘A’ *	44,178	205,869

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-81

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
German American Bancorp Inc	1,374	$38,156
Getty Realty Corp REIT	2,869	84,377
Glacier Bancorp Inc	6,116	242,316
Gladstone Commercial Corp REIT	2,530	45,338
Gladstone Land Corp REIT	1,075	12,341
Global Indemnity Ltd (Cayman)	604	21,883
Global Medical REIT Inc	1,701	15,122
Global Net Lease Inc REIT	6,336	111,640
Goosehead Insurance Inc ‘A’ *	832	21,873
Government Properties Income Trust REIT	8,463	58,141
Granite Point Mortgage Trust Inc REIT	3,033	54,685
Great Ajax Corp REIT	1,461	17,605
Great Southern Bancorp Inc	979	45,063
Great Western Bancorp Inc	5,024	157,000
Green Bancorp Inc	1,911	32,755
Greene County Bancorp Inc	48	1,494
Greenhill & Co Inc	145	3,538
Greenlight Capital Re Ltd ‘A’ *	2,599	22,403
Griffin Industrial Realty Inc	72	2,297
Guaranty Bancorp	408	8,466
Guaranty Bancshares Inc	698	20,814
Hallmark Financial Services Inc *	1,254	13,405
Hancock Whitney Corp	7,432	257,519
Hanmi Financial Corp	2,413	47,536
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	4,528	86,258
HarborOne Bancorp Inc *	723	11,488
HCI Group Inc	658	33,433
Healthcare Realty Trust Inc REIT	10,845	308,432
Heartland Financial USA Inc	2,563	112,644
Heritage Commerce Corp	314	3,561
Heritage Financial Corp	3,201	95,134
Heritage Insurance Holdings Inc	1,531	22,536
Hersha Hospitality Trust REIT	3,084	54,093
Hilltop Holdings Inc	6,332	112,900
Hingham Institution for Savings	59	11,667
Home Bancorp Inc	709	25,099
Home BancShares Inc	10,825	176,880
HomeStreet Inc *	2,146	45,560
HomeTrust Bancshares Inc	1,072	28,065
Hope Bancorp Inc	10,905	129,333
Horace Mann Educators Corp	3,603	134,932
Horizon Bancorp Inc	3,308	52,200
Howard Bancorp Inc *	880	12,584
IBERIABANK Corp	4,844	311,372
Impac Mortgage Holdings Inc *	886	3,349
Independence Holding Co	407	14,326
Independence Realty Trust Inc REIT	7,776	71,384
Independent Bank Corp MA	2,140	150,463
Independent Bank Corp MI	1,374	28,881
Independent Bank Group Inc	1,380	63,163
Industrial Logistics Properties Trust REIT	5,719	112,492
InfraREIT Inc *	3,890	81,768
Innovative Industrial Properties Inc REIT	546	24,783
International Bancshares Corp	4,817	165,705
INTL. FCStone Inc *	1,363	49,859
Invesco Mortgage Capital Inc REIT	9,813	142,092
Investar Holding Corp	582	14,434
Investment Technology Group Inc	2,478	74,935
Investors Bancorp Inc	21,134	219,794
Investors Real Estate Trust REIT	1,035	50,807
Investors Title Co	105	18,551
iStar Inc REIT	5,763	52,847
James River Group Holdings Ltd	1,158	42,313
Jernigan Capital Inc REIT	1,533	30,384
Kearny Financial Corp	5,428	69,587
Kemper Corp	1,879	124,728
Kennedy-Wilson Holdings Inc	5,352	97,246
Kingstone Cos Inc	597	10,561
Kite Realty Group Trust REIT	7,275	102,505

	Shares	Value
KKR Real Estate Finance Trust Inc REIT	1,832	$35,083
Ladder Capital Corp REIT	8,026	124,162
Ladenburg Thalmann Financial Services Inc	983	2,290
Lakeland Bancorp Inc	4,042	59,862
Lakeland Financial Corp	588	23,614
LCNB Corp	716	10,847
LegacyTexas Financial Group Inc	2,482	79,647
LendingClub Corp *	27,768	73,030
Level One Bancorp Inc	448	10,049
Lexington Realty Trust REIT	18,439	151,384
Live Oak Bancshares Inc	1,036	15,343
LTC Properties Inc REIT	3,450	143,796
Luther Burbank Corp	1,676	15,118
Macatawa Bank Corp	2,111	20,308
Mack-Cali Realty Corp REIT	7,927	155,290
Maiden Holdings Ltd	5,456	9,002
Malvern Bancorp Inc *	536	10,575
Marlin Business Services Corp	525	11,723
MB Financial Inc	6,690	265,125
MBIA Inc *	7,048	62,868
MBT Financial Corp	1,603	14,908
MedEquities Realty Trust Inc REIT	2,353	16,095
Mercantile Bank Corp	1,469	41,514
Merchants Bancorp	956	19,082
Meridian Bancorp Inc	3,632	52,010
Metropolitan Bank Holding Corp *	551	16,998
MGIC Investment Corp *	31,552	330,034
Mid Penn Bancorp Inc	391	9,001
Middlefield Banc Corp	237	10,056
Midland States Bancorp Inc	896	20,017
MidSouth Bancorp Inc	1,225	12,985
MidWestOne Financial Group Inc	941	23,365
Monmouth Real Estate Investment Corp REIT	6,335	78,554
Mr Cooper Group Inc *	6,498	75,832
MutualFirst Financial Inc	496	13,179
MVB Financial Corp	750	13,530
National Bank Holdings Corp ‘A’	1,689	52,139
National Bankshares Inc	614	22,368
National Commerce Corp *	891	32,076
National General Holdings Corp	2,258	54,666
National Health Investors Inc REIT	2,022	152,742
National Storage Affiliates Trust REIT	4,445	117,615
National Western Life Group Inc ‘A’	200	60,140
NBT Bancorp Inc	3,725	128,848
Nelnet Inc ‘A’	1,636	85,628
New Senior Investment Group Inc REIT	6,429	26,487
New York Mortgage Trust Inc REIT	13,304	78,361
NexPoint Residential Trust Inc REIT	1,514	53,066
NI Holdings Inc *	809	12,726
Nicolet Bankshares Inc *	722	35,234
NMI Holdings Inc ‘A’ *	903	16,119
Northeast Bancorp	561	9,386
Northfield Bancorp Inc	3,847	52,127
Northrim BanCorp Inc	620	20,379
NorthStar Realty Europe Corp REIT	3,926	57,084
Northwest Bancshares Inc	8,229	139,399
Norwood Financial Corp	486	16,038
Oak Valley Bancorp	542	9,919
OceanFirst Financial Corp	4,154	93,507
Oconee Federal Financial Corp	155	3,860
Ocwen Financial Corp *	10,006	13,408
OFG Bancorp	3,824	62,943
Ohio Valley Banc Corp	368	13,024
Old Line Bancshares Inc	1,201	31,610
Old National Bancorp	13,234	203,804
Old Second Bancorp Inc	2,601	33,813
On Deck Capital Inc *	610	3,599
One Liberty Properties Inc REIT	1,330	32,213
OP Bancorp *	1,109	9,837

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-82

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Oppenheimer Holdings Inc ‘A’	878	$22,433
Opus Bank	1,762	34,518
Orchid Island Capital Inc REIT	4,524	28,908
Origin Bancorp Inc	983	33,501
Oritani Financial Corp	3,524	51,979
Orrstown Financial Services Inc	673	12,255
Pacific City Financial Corp	857	13,412
Pacific Mercantile Bancorp *	1,417	10,132
Pacific Premier Bancorp Inc *	2,699	68,878
Park National Corp	1,208	102,620
Parke Bancorp Inc	572	10,705
PCSB Financial Corp	1,264	24,724
PDL Community Bancorp *	669	8,523
Peapack Gladstone Financial Corp	1,645	41,421
Pebblebrook Hotel Trust REIT	11,906	337,059
Penns Woods Bancorp Inc	422	16,981
Pennsylvania REIT	3,070	18,236
PennyMac Financial Services Inc	727	15,456
PennyMac Mortgage Investment Trust REIT	5,173	96,321
Peoples Bancorp Inc	1,565	47,107
Peoples Bancorp of North Carolina Inc	423	10,347
Peoples Financial Services Corp	623	27,449
Physicians Realty Trust REIT	16,023	256,849
Piedmont Office Realty Trust Inc ‘A’ REIT	11,145	189,911
Piper Jaffray Cos	1,190	78,350
PJT Partners Inc ‘A’	122	4,729
PotlatchDeltic Corp REIT	5,815	183,987
PRA Group Inc *	3,920	95,530
Preferred Apartment Communities Inc ‘A’ REIT	3,462	48,676
Premier Financial Bancorp Inc	1,097	16,356
ProAssurance Corp	4,649	188,563
Protective Insurance Corp ‘B’	834	13,886
Provident Bancorp Inc *	367	7,957
Provident Financial Services Inc	5,432	131,074
Prudential Bancorp Inc	731	12,866
PS Business Parks Inc REIT	543	71,133
QCR Holdings Inc	1,177	37,770
QTS Realty Trust Inc ‘A’ REIT	2,413	89,402
Radian Group Inc	18,843	308,271
RBB Bancorp	1,252	21,998
RE/MAX Holdings Inc ‘A’	1,540	47,355
Ready Capital Corp REIT	1,611	22,280
Redwood Trust Inc REIT	7,289	109,845
Regional Management Corp *	418	10,053
Reliant Bancorp Inc	776	17,879
Renasant Corp	4,219	127,329
Republic Bancorp Inc ‘A’	873	33,803
Republic First Bancorp Inc *	3,054	18,232
Retail Opportunity Investments Corp REIT	9,762	155,021
Rexford Industrial Realty Inc REIT	8,039	236,909
Riverview Bancorp Inc	1,748	12,725
RLI Corp	544	37,531
RLJ Lodging Trust REIT	15,231	249,788
RPT Realty REIT	6,982	83,435
S&T Bancorp Inc	3,015	114,088
Sabra Health Care REIT Inc	15,539	256,083
Safety Income & Growth Inc REIT	700	13,167
Safety Insurance Group Inc	1,284	105,044
Sandy Spring Bancorp Inc	3,058	95,838
Saul Centers Inc REIT	109	5,147
SB One Bancorp	674	13,777
Seacoast Banking Corp of Florida *	3,242	84,357
Select Bancorp Inc *	1,288	15,945
Select Income REIT	7,755	57,077
Selective Insurance Group Inc	4,928	300,312
Seritage Growth Properties REIT	2,878	93,046
Shore Bancshares Inc	1,160	16,866
SI Financial Group Inc	1,005	12,794
Sierra Bancorp	1,221	29,341

	Shares	Value
Simmons First National Corp ‘A’	7,926	$191,254
SmartFinancial Inc *	949	17,338
South State Corp	3,207	192,260
Southern First Bancshares Inc *	534	17,125
Southern Missouri Bancorp Inc	578	19,594
Southern National Bancorp of Virginia Inc	1,720	22,738
Southside Bancshares Inc	2,927	92,932
Spirit MTA REIT	3,846	27,422
Spirit of Texas Bancshares Inc *	752	17,131
STAG Industrial Inc REIT	8,499	211,455
State Auto Financial Corp	1,486	50,583
State Bank Financial Corp	2,213	47,779
Sterling Bancorp Inc	579	4,024
Stewart Information Services Corp	1,933	80,026
Stifel Financial Corp	6,086	252,082
Stock Yards Bancorp Inc	1,521	49,889
Stratus Properties Inc *	534	12,805
Summit Financial Group Inc	912	17,611
Summit Hotel Properties Inc REIT	9,101	88,553
Sunstone Hotel Investors Inc REIT	19,961	259,693
Terreno Realty Corp REIT	5,033	177,011
Territorial Bancorp Inc	683	17,744
The Bancorp Inc *	4,448	35,406
The Bank of Princeton	474	13,225
The Community Financial Corp	418	12,222
The First Bancshares Inc	1,073	32,458
The First of Long Island Corp	2,184	43,571
The GEO Group Inc REIT	8,323	163,963
The Navigators Group Inc	1,627	113,060
Third Point Reinsurance Ltd * (Bermuda)	6,557	63,209
Tier REIT Inc	4,657	96,074
Timberland Bancorp Inc	560	12,488
Tiptree Inc	2,419	13,522
Tompkins Financial Corp	1,232	92,412
Towne Bank	5,821	139,413
TPG RE Finance Trust Inc REIT	3,087	56,430
Transcontinental Realty Investors Inc *	151	4,276
TriCo Bancshares	2,117	71,533
TriState Capital Holdings Inc *	1,631	31,739
TrustCo Bank Corp	8,019	55,010
Trustmark Corp	5,794	164,723
UMB Financial Corp	3,979	242,600
UMH Properties Inc REIT	446	5,281
Union Bankshares Corp	5,755	162,464
Union Bankshares Inc	30	1,433
United Bankshares Inc	8,756	272,399
United Community Banks Inc	6,008	128,932
United Community Financial Corp	4,191	37,090
United Financial Bancorp Inc	4,448	65,386
United Fire Group Inc	1,667	92,435
United Insurance Holdings Corp	438	7,280
United Security Bancshares	1,187	11,371
Unity Bancorp Inc	606	12,581
Universal Health Realty Income Trust REIT	93	5,707
Univest Corp of Pennsylvania	2,555	55,111
Urban Edge Properties REIT	7,976	132,561
Urstadt Biddle Properties Inc ‘A’ REIT	2,547	48,953
Valley National Bancorp	28,254	250,896
Veritex Holdings Inc *	1,351	28,884
Virtus Investment Partners Inc	539	42,813
Waddell & Reed Financial Inc ‘A’	6,806	123,052
Walker & Dunlop Inc	2,121	91,733
Washington REIT	6,933	159,459
Washington Federal Inc	7,312	195,304
Washington Prime Group Inc REIT	16,419	79,796
Washington Trust Bancorp Inc	923	43,870
Waterstone Financial Inc	2,098	35,162
WesBanco Inc	4,581	168,077
West Bancorporation Inc	1,144	21,839
Westamerica Bancorporation	2,247	125,113

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-83

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Western Asset Mortgage Capital Corp REIT	3,970	$33,110
Western New England Bancorp Inc	2,302	23,112
Whitestone REIT	3,330	40,826
World Acceptance Corp *	544	55,629
WSFS Financial Corp	1,956	74,152
Xenia Hotels & Resorts Inc REIT	9,880	169,936

		31,422,045

Industrial - 10.5%

AAR Corp	2,858	106,718
Actuant Corp ‘A’	2,747	57,660
Advanced Disposal Services Inc *	341	8,164
Aegion Corp *	2,853	46,561
Alamo Group Inc	111	8,583
Ambarella Inc *	1,612	56,388
American Outdoor Brands Corp *	4,739	60,944
Apogee Enterprises Inc	355	10,597
Applied Optoelectronics Inc *	380	5,863
AquaVenture Holdings Ltd *	1,002	18,928
ArcBest Corp	1,981	67,869
Ardmore Shipping Corp * (Ireland)	2,770	12,936
Argan Inc	1,297	49,078
Armstrong Flooring Inc *	1,657	19,619
Astec Industries Inc	1,021	30,824
Atlas Air Worldwide Holdings Inc *	2,089	88,135
AVX Corp	4,095	62,449
AZZ Inc	1,556	62,800
Babcock & Wilcox Enterprises Inc *	2,766	1,080
Barnes Group Inc	3,625	194,372
Bel Fuse Inc ‘B’	807	14,865
Belden Inc	3,512	146,696
Benchmark Electronics Inc	3,841	81,352
Boise Cascade Co	220	5,247
Brady Corp ‘A’	4,142	180,011
Briggs & Stratton Corp	3,563	46,604
Caesarstone Ltd	1,947	26,440
Casella Waste Systems Inc ‘A’ *	2,844	81,026
CECO Environmental Corp *	2,678	18,077
Charah Solutions Inc *	307	2,563
Chart Industries Inc *	1,512	98,325
CIRCOR International Inc	1,395	29,713
Columbus McKinnon Corp	734	22,123
Comtech Telecommunications Corp	1,991	48,461
Control4 Corp *	1,284	22,598
Costamare Inc (Monaco)	4,189	18,390
Covenant Transportation Group Inc ‘A’ *	1,060	20,352
Daseke Inc *	3,465	12,751
DHT Holdings Inc	8,158	31,979
Digimarc Corp *	51	740
Dorian LPG Ltd *	2,353	13,718
Ducommun Inc *	948	34,431
DXP Enterprises Inc *	320	8,909
Eagle Bulk Shipping Inc *	4,296	19,805
Echo Global Logistics Inc *	135	2,745
Electro Scientific Industries Inc *	2,831	84,817
EMCOR Group Inc	1,226	73,180
Encore Wire Corp	1,787	89,672
EnerSys	1,275	98,953
EnPro Industries Inc	1,606	96,521
ESCO Technologies Inc	2,226	146,805
Esterline Technologies Corp *	2,280	276,906
Fabrinet * (Thailand)	3,159	162,088
FARO Technologies Inc *	80	3,251
Federal Signal Corp	306	6,089
Fitbit Inc ‘A’ *	14,434	71,737
Franklin Electric Co Inc	221	9,476
FreightCar America Inc *	967	6,469
Frontline Ltd * (Norway)	6,777	37,477
GasLog Ltd (Monaco)	3,528	58,071
GATX Corp	3,293	233,177

	Shares	Value
Genco Shipping & Trading Ltd *	830	$6,549
Gencor Industries Inc *	642	7,043
General Finance Corp *	586	5,924
Gibraltar Industries Inc *	2,800	99,652
Global Brass & Copper Holdings Inc	151	3,798
Golar LNG Ltd (NOTC) (Bermuda)	8,304	180,695
GP Strategies Corp *	1,027	12,950
Graham Corp	762	17,404
Granite Construction Inc	796	32,063
Great Lakes Dredge & Dock Corp *	5,005	33,133
Greif Inc ‘A’	2,068	76,743
Greif Inc ‘B’	430	19,092
Griffon Corp	2,941	30,733
Haynes International Inc	1,112	29,357
Heritage-Crystal Clean Inc *	1,201	27,635
Hub Group Inc ‘A’ *	1,018	37,737
Hurco Cos Inc	515	18,386
Hyster-Yale Materials Handling Inc	913	56,569
IES Holdings Inc *	688	10,698
Infrastructure and Energy Alternatives Inc *	1,452	11,892
Insteel Industries Inc	169	4,103
International Seaways Inc *	1,869	31,474
KBR Inc	12,357	187,579
KEMET Corp	4,945	86,735
Kennametal Inc	2,757	91,753
Kimball Electronics Inc *	2,229	34,527
Knowles Corp *	7,677	102,181
Kratos Defense & Security Solutions Inc *	4,898	69,013
Lawson Products Inc *	415	13,114
LB Foster Co ‘A’ *	838	13,324
Louisiana-Pacific Corp	10,537	234,132
LSB Industries Inc *	1,744	9,627
Lydall Inc *	1,219	24,758
Manitex International Inc *	232	1,318
Marten Transport Ltd	1,835	29,709
Masonite International Corp *	119	5,335
Matson Inc	2,031	65,033
Milacron Holdings Corp *	5,462	64,943
Mistras Group Inc *	370	5,321
Moog Inc ‘A’	2,566	198,814
Mueller Water Products Inc ‘A’	5,474	49,813
Multi-Color Corp	1,234	43,301
National Presto Industries Inc	396	46,300
NL Industries Inc *	753	2,643
NN Inc	3,677	24,673
Nordic American Tankers Ltd	12,339	24,678
Northwest Pipe Co *	854	19,890
NVE Corp	28	2,451
Olympic Steel Inc	820	11,701
Orion Group Holdings Inc *	1,275	5,470
OSI Systems Inc *	932	68,316
Overseas Shipholding Group Inc ‘A’ *	4,856	8,061
PAM Transportation Services Inc *	57	2,246
Park Electrochemical Corp	677	12,233
Park-Ohio Holdings Corp	795	24,399
Plexus Corp *	2,719	138,887
Powell Industries Inc	802	20,058
Primoris Services Corp	1,210	23,147
Pure Cycle Corp *	646	6,415
Radiant Logistics Inc *	3,213	13,655
Rexnord Corp *	8,116	186,262
Safe Bulkers Inc * (Greece)	4,400	7,832
Sanmina Corp *	5,938	142,868
Scorpio Bulkers Inc	4,993	27,611
Scorpio Tankers Inc (Monaco)	39,887	70,201
Ship Finance International Ltd (Norway)	7,088	74,637
Sparton Corp *	424	7,713
SPX Corp *	672	18,823
SPX FLOW Inc *	3,709	112,828
Standex International Corp	234	15,720

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-84

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Sterling Construction Co Inc *	1,759	$19,156
Stoneridge Inc *	257	6,335
SunPower Corp *	3,470	17,246
Synalloy Corp	677	11,231
SYNNEX Corp	3,623	292,883
Tech Data Corp *	3,349	273,982
Teekay Corp (Bermuda)	5,898	19,699
Teekay Tankers Ltd ‘A’ (Bermuda)	16,192	15,026
Tetra Tech Inc	300	15,531
The Eastern Co	438	10,591
The Gorman-Rupp Co	1,191	38,600
The Greenbrier Cos Inc	2,780	109,921
The Manitowoc Co Inc *	3,124	46,141
Tidewater Inc *	2,484	47,519
TimkenSteel Corp *	3,405	29,760
Tredegar Corp	2,210	35,051
TriMas Corp *	3,982	108,669
Trinseo SA	1,164	53,288
Triumph Group Inc	4,171	47,966
TTM Technologies Inc *	8,253	80,302
Tutor Perini Corp *	3,302	52,733
Twin Disc Inc *	767	11,313
UFP Technologies Inc *	581	17,453
Universal Forest Products Inc	557	14,460
US Xpress Enterprises Inc ‘A’ *	734	4,118
USA Truck Inc *	85	1,272
Vicor Corp *	137	5,177
Vishay Intertechnology Inc	11,606	209,024
Vishay Precision Group Inc *	225	6,802
VSE Corp	691	20,668
Watts Water Technologies Inc ‘A’	1,057	68,208
Werner Enterprises Inc	2,272	67,115
Wesco Aircraft Holdings Inc *	3,370	26,623
Willis Lease Finance Corp *	292	10,103
Willscot Corp *	1,015	9,561
Worthington Industries Inc	276	9,616
YRC Worldwide Inc *	2,311	7,280

		8,436,279

Technology - 5.2%

3D Systems Corp *	9,103	92,577
ACI Worldwide Inc *	527	14,582
Agilysys Inc *	704	10,095
Allscripts Healthcare Solutions Inc *	13,459	129,745
Alpha & Omega Semiconductor Ltd *	1,682	17,140
American Software Inc ‘A’	1,040	10,868
Amkor Technology Inc *	9,042	59,315
Avaya Holdings Corp *	9,188	133,777
Avid Technology Inc *	829	3,938
Axcelis Technologies Inc *	2,846	50,659
AXT Inc *	3,328	14,477
CACI International Inc ‘A’ *	2,143	308,656
CEVA Inc *	142	3,137
Cirrus Logic Inc *	4,981	165,270
Cohu Inc	2,220	35,675
Computer Programs & Systems Inc	481	12,073
ConvergeOne Holdings Inc	419	5,187
Cray Inc *	2,950	63,690
Cree Inc *	8,783	375,693
CSG Systems International Inc	493	15,663
CTS Corp	2,875	74,434
Cubic Corp	576	30,954
Daily Journal Corp *	99	23,166
Diebold Nixdorf Inc	6,514	16,220
Digi International Inc *	2,252	22,723
Diodes Inc *	2,648	85,424
Domo Inc ‘B’ *	120	2,356
Donnelley Financial Solutions Inc *	1,499	21,031
eGain Corp *	208	1,367
Electronics For Imaging Inc *	3,820	94,736

	Shares	Value
Engility Holdings Inc *	1,606	$45,707
Evolent Health Inc ‘A’ *	4,608	91,930
Exela Technologies Inc *	801	3,116
FormFactor Inc *	5,969	84,103
Information Services Group Inc *	1,166	4,944
InnerWorkings Inc *	3,418	12,783
Insight Enterprises Inc *	1,934	78,810
Kopin Corp *	382	382
Lumentum Holdings Inc *	940	39,489
MACOM Technology Solutions Holdings Inc *	3,992	57,924
ManTech International Corp ‘A’	2,314	121,011
Maxwell Technologies Inc *	3,402	7,042
Mercury Systems Inc *	2,023	95,668
MicroStrategy Inc ‘A’ *	824	105,266
Monotype Imaging Holdings Inc	1,922	29,829
MTS Systems Corp	1,578	63,325
NantHealth Inc *	1,443	785
NetScout Systems Inc *	6,560	155,013
NextGen Healthcare Inc *	1,694	25,664
PAR Technology Corp *	161	3,502
PDF Solutions Inc *	2,126	17,922
Perspecta Inc *	12,540	215,939
Photronics Inc *	5,826	56,396
Pitney Bowes Inc	8,288	48,982
Presidio Inc	3,190	41,629
Rambus Inc *	9,486	72,758
SecureWorks Corp ‘A’ *	716	12,093
Semtech Corp *	446	20,458
Stratasys Ltd *	4,460	80,325
SVMK Inc *	291	3,571
Sykes Enterprises Inc *	3,470	85,813
Synaptics Inc *	2,745	102,141
Telenav Inc *	1,252	5,083
Tenable Holdings Inc *	184	4,083
The KeyW Holding Corp *	4,334	28,994
TiVo Corp	10,510	98,899
Ultra Clean Holdings Inc *	3,282	27,799
Unisys Corp *	1,361	15,828
Veeco Instruments Inc *	4,082	30,248
Verint Systems Inc *	5,634	238,374
Vuzix Corp *	332	1,597
Xperi Corp	3,359	61,772

		4,191,625

Utilities - 6.7%

ALLETE Inc	4,494	342,533
Ameresco Inc ‘A’ *	1,675	23,617
American States Water Co	1,006	67,442
Artesian Resources Corp ‘A’	720	25,106
Atlantic Power Corp *	8,985	19,497
Avista Corp	5,737	243,708
Black Hills Corp	4,690	294,438
California Water Service Group	3,836	182,824
Chesapeake Utilities Corp	1,226	99,674
Clearway Energy Inc ‘A’	3,132	52,993
Clearway Energy Inc ‘C’	6,322	109,054
Connecticut Water Service Inc	1,068	71,417
Consolidated Water Co Ltd (Cayman)	1,197	13,957
El Paso Electric Co	3,529	176,909
IDACORP Inc	4,417	411,046
MGE Energy Inc	3,062	183,598
Middlesex Water Co	196	10,457
New Jersey Resources Corp	7,069	322,841
Northwest Natural Holding Co	2,491	150,606
NorthWestern Corp	4,404	261,774
ONE Gas Inc	4,532	360,747
Ormat Technologies Inc	3,492	182,632
Otter Tail Corp	3,454	171,457
PICO Holdings Inc *	1,800	16,452

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-85

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
PNM Resources Inc	6,968	$286,315
Portland General Electric Co	7,805	357,859
RGC Resources Inc	611	18,306
SJW Group	514	28,589
South Jersey Industries Inc	6,365	176,947
Southwest Gas Holdings Inc	4,275	327,037
Spire Inc	4,303	318,766
The York Water Co	114	3,655
Unitil Corp	1,291	65,376

		5,377,629

Total Common Stocks (Cost $84,037,649)		76,499,477

EXCHANGE-TRADED FUND - 3.5%

iShares Russell 2000 Value	26,214	2,819,054

Total Exchange-Traded Fund (Cost $3,176,488)		2,819,054

	Principal Amount

SHORT-TERM INVESTMENT - 1.2%

Repurchase Agreement - 1.2%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $1,001,446; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $1,024,572)	$1,001,419	1,001,419

Total Short-Term Investment (Cost $1,001,419)		1,001,419

TOTAL INVESTMENTS - 99.9% (Cost $88,215,556)		80,319,950

DERIVATIVES - (0.1%)
(See Note (b) in Notes to Schedule of Investments)		(40,664)

OTHER ASSETS & LIABILITIES, NET - 0.2%		141,936

NET ASSETS - 100.0%		$80,421,222

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	39.1%
Industrial	10.5%
Consumer, Cyclical	10.3%
Consumer, Non-Cyclical	9.9%
Utilities	6.7%
Energy	5.3%
Technology	5.2%
Communications	5.1%
Exchange-Traded Fund	3.5%
Basic Materials	3.1%
Others (each less than 3.0%)	1.2%

	99.9%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	0.2%

	100.0%

(b)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/19	16	$1,119,864	$1,079,200	($40,664)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-86

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$2,498,906	$2,498,906	$-	$-
	Communications	4,121,777	4,121,777	-	-
	Consumer, Cyclical	8,252,087	8,252,087	-	-
	Consumer, Non-Cyclical	7,972,183	7,972,136	47	-
	Energy	4,226,946	4,226,946	-	-
	Financial	31,422,045	31,422,045	-	-
	Industrial	8,436,279	8,436,279	-	-
	Technology	4,191,625	4,191,625	-	-
	Utilities	5,377,629	5,377,629	-	-

	Total Common Stocks	76,499,477	76,499,430	47	-

	Exchange-Traded Fund	2,819,054	2,819,054	-	-
	Short-Term Investment	1,001,419	-	1,001,419	-

	Total Assets	80,319,950	79,318,484	1,001,466	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(40,664)	(40,664)	-	-

	Total Liabilities	(40,664)	(40,664)	-	-

	Total	$80,279,286	$79,277,820	$1,001,466	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-87

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
WARRANTS - 0.0%

Thailand - 0.0%

BTS Group Holdings PCL Exercise @ $0.33 Exp 11/29/19 *	28,078	$362

Total Warrants (Cost $0)		362

PREFERRED STOCKS - 2.7%

Brazil - 2.4%

Banco Bradesco SA	109,046	1,085,517
Braskem SA ADR ‘A’	4,200	102,732
Centrais Eletricas Brasileiras SA ‘B’ *	11,400	82,543
Cia Brasileira de Distribuicao ‘A’	12,951	270,089
Cia Energetica de Minas Gerais	28,893	103,020
Gerdau SA	65,795	250,763
Itau Unibanco Holding SA	138,493	1,267,505
Lojas Americanas SA	33,873	171,738
Petroleo Brasileiro SA	203,805	1,188,727
Telefonica Brasil SA	15,400	183,645

		4,706,279

Chile - 0.1%

Embotelladora Andina SA ‘B’	18,670	70,094
Sociedad Quimica y Minera de Chile SA ‘B’	4,075	160,640

		230,734

Colombia - 0.2%

Banco Davivienda SA	4,225	40,227
Bancolombia SA ADR	3,821	145,580
Grupo Argos SA	12,536	55,973
Grupo Aval Acciones y Valores SA	133,651	41,114
Grupo de Inversiones Suramericana SA	6,958	66,591

		349,485

South Korea - 0.0%

CJ Corp *	237	7,788

Total Preferred Stocks (Cost $4,397,593)		5,294,286

COMMON STOCKS - 96.9%

Brazil - 5.5%

Ambev SA	140,040	554,920
Ambev SA ADR	94,559	370,671
Atacadao Distribuicao Comercio e Industria Ltda	20,800	97,034
B2W Cia Digital *	3,700	39,984
B3 SA - Brasil Bolsa Balcao	70,546	487,431
Banco Bradesco SA	31,494	274,507
Banco BTG Pactual SA	4,483	27,254
Banco do Brasil SA	28,016	335,390
Banco Santander Brasil SA	12,300	135,261
BB Seguridade Participacoes SA	32,209	229,307
BRF SA *	34,467	194,761
CCR SA	107,499	310,046
Centrais Eletricas Brasileiras SA *	6,700	41,747
Cia de Saneamento Basico do Estado de Sao Paulo	13,900	112,797
Cia de Saneamento Basico do Estado de Sao Paulo ADR	4,310	34,782
Cia Energetica de Minas Gerais	7,039	27,229
Cia Siderurgica Nacional SA *	33,700	76,617
Cia Siderurgica Nacional SA ADR *	8,700	19,053

	Shares	Value
Cielo SA	54,074	$123,938
Cosan SA	11,919	102,917
Embraer SA	39,993	223,579
Energisa SA	2,940	28,107
Engie Brasil Energia SA	12,250	104,197
Equatorial Energia SA	6,941	133,321
Fibria Celulose SA	8,601	150,017
Gerdau SA	6,100	19,232
Hypera SA	13,827	107,673
IRB Brasil Resseguros SA	2,200	47,375
Itau Unibanco Holding SA	16,869	130,821
Klabin SA	35,482	145,329
Kroton Educacional SA	89,409	204,256
Localiza Rent a Car SA	26,400	202,005
Lojas Americanas SA	6,294	24,361
Lojas Renner SA	51,984	567,130
M Dias Branco SA	2,100	23,190
Magazine Luiza SA	5,438	253,466
Multiplan Empreendimentos Imobiliarios SA	2,100	13,159
Natura Cosmeticos SA	11,321	131,380
Petroleo Brasileiro SA	153,593	1,003,782
Porto Seguro SA	10,623	143,019
Raia Drogasil SA	15,170	223,450
Rumo SA *	87,900	384,868
Suzano Papel e Celulose SA	26,576	261,375
TIM Participacoes SA	34,131	104,258
Ultrapar Participacoes SA	17,147	235,053
Ultrapar Participacoes SA ADR	2,899	39,252
Usinas Siderurgicas de Minas Gerais SA	5,600	16,546
Vale SA	166,363	2,180,901
WEG SA	5,583	25,242

		10,721,990

Chile - 1.3%

AES Gener SA	129,514	35,999
Aguas Andinas SA ‘A’	155,212	85,371
Banco de Chile	364,084	52,026
Banco de Chile ADR	3,057	87,430
Banco de Credito e Inversiones SA	3,050	198,140
Banco Santander Chile	450,617	33,563
Banco Santander Chile ADR	6,318	188,908
Cencosud SA	105,248	190,539
Cia Cervecerias Unidas SA	3,794	48,843
Cia Cervecerias Unidas SA ADR	5,078	127,610
Colbun SA	434,861	87,769
Empresa Nacional de Telecomunicaciones SA	11,955	92,961
Empresas CMPC SA	50,314	159,939
Empresas COPEC SA	13,646	164,230
Enel Americas SA	574,835	101,691
Enel Americas SA ADR	19,889	177,410
Enel Chile SA	90,242	8,708
Enel Chile SA ADR	28,974	143,421
Itau CorpBanca	10,464,118	97,690
Latam Airlines Group SA	10,543	105,586
Latam Airlines Group SA ADR	6,931	71,389
SACI Falabella	23,296	170,753
Sociedad Quimica y Minera de Chile SA ADR	732	28,036

		2,458,012

China - 16.3%

AAC Technologies Holdings Inc	31,000	178,892
Agile Group Holdings Ltd	126,000	148,643
Agricultural Bank of China Ltd ‘H’	451,000	197,536
Air China Ltd ‘H’	108,000	93,479
Alibaba Group Holding Ltd ADR *	17,144	2,349,928
Alibaba Health Information Technology Ltd *	68,000	55,081
Aluminum Corp of China Ltd ‘H’ *	166,000	53,121
Angang Steel Co Ltd ‘H’	78,000	53,808

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-88

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Anhui Conch Cement Co Ltd ‘H’	62,000	$299,818
ANTA Sports Products Ltd	41,000	196,282
BAIC Motor Corp Ltd ‘H’ ~	120,000	63,481
Baidu Inc ADR *	4,052	642,647
Bank of China Ltd ‘H’	1,133,400	488,611
Bank of Communications Co Ltd ‘H’	133,925	104,573
BBMG Corp ‘H’	103,000	32,435
Beijing Capital International Airport Co Ltd ‘H’	66,000	70,047
Beijing Enterprises Holdings Ltd	20,000	106,049
Beijing Enterprises Water Group Ltd	192,000	98,002
Brilliance China Automotive Holdings Ltd	102,000	75,918
BYD Co Ltd ‘H’	25,000	160,135
CGN Power Co Ltd ‘H’ ~	171,000	40,600
China Cinda Asset Management Co Ltd ‘H’	323,000	78,286
China CITIC Bank Corp Ltd ‘H’	225,000	136,504
China Coal Energy Co Ltd ‘H’	58,000	22,817
China Communications Construction Co Ltd ‘H’	143,000	134,825
China Communications Services Corp Ltd ‘H’	72,000	59,697
China Conch Venture Holdings Ltd	60,500	180,139
China Construction Bank Corp ‘H’	1,473,340	1,206,449
China Eastern Airlines Corp Ltd ‘H’	110,000	61,015
China Energy Engineering Corp Ltd ‘H’	54,000	6,828
China Everbright Bank Co Ltd ‘H’	88,000	38,134
China Everbright International Ltd	86,333	77,365
China Evergrande Group	116,000	346,551
China Galaxy Securities Co Ltd ‘H’	133,000	60,068
China Hongqiao Group Ltd	61,500	34,973
China Huarong Asset Management Co Ltd ‘H’ ~	800,000	146,029
China Huishan Dairy Holdings Co Ltd * Ω ±	88,000	4,720
China International Capital Corp Ltd ‘H’ ~	26,000	48,688
China International Marine Containers Group Co Ltd ‘H’	10,400	9,980
China Jinmao Holdings Group Ltd	232,000	104,450
China Life Insurance Co Ltd ‘H’	95,000	200,901
China Longyuan Power Group Corp Ltd ‘H’	83,000	56,660
China Mengniu Dairy Co Ltd	45,000	140,018
China Merchants Bank Co Ltd ‘H’	103,800	379,056
China Merchants Port Holdings Co Ltd	60,957	109,601
China Merchants Securities Co Ltd ‘H’ ~	13,600	18,115
China Minsheng Banking Corp Ltd ‘H’	202,500	139,667
China Mobile Ltd	70,500	682,200
China Mobile Ltd ADR	18,350	880,800
China Molybdenum Co Ltd ‘H’	120,000	44,190
China National Building Material Co Ltd ‘H’	278,000	190,224
China Oilfield Services Ltd ‘H’	70,000	60,241
China Overseas Land & Investment Ltd	206,000	710,249
China Pacific Insurance Group Co Ltd ‘H’	48,600	157,049
China Petroleum & Chemical Corp ‘H’	776,400	553,425
China Railway Construction Corp Ltd ‘H’	78,000	108,339
China Railway Group Ltd ‘H’	108,000	98,407
China Railway Signal & Communication Corp Ltd ‘H’ * ~	52,000	36,422
China Reinsurance Group Corp ‘H’	189,000	38,615
China Resources Beer Holdings Co Ltd	35,333	123,531
China Resources Cement Holdings Ltd	134,000	120,832
China Resources Gas Group Ltd	46,000	182,278
China Resources Land Ltd	132,444	509,469
China Resources Pharmaceutical Group Ltd ~	58,000	75,537
China Resources Power Holdings Co Ltd	64,000	123,100
China Shenhua Energy Co Ltd ‘H’	86,500	188,652
China Southern Airlines Co Ltd ‘H’	124,000	76,032
China State Construction International Holdings Ltd	74,250	59,058
China Taiping Insurance Holdings Co Ltd	73,634	202,448
China Telecom Corp Ltd ‘H’	152,000	77,880

	Shares	Value
China Telecom Corp Ltd ADR	1,344	$68,181
China Unicom Hong Kong Ltd	308,000	328,145
China Unicom Hong Kong Ltd ADR	4,313	45,977
China Vanke Co Ltd ‘H’	56,500	191,345
Chongqing Rural Commercial Bank Co Ltd ‘H’	144,000	77,171
CIFI Holdings Group Co Ltd	88,000	46,646
CITIC Ltd	83,000	130,242
CITIC Securities Co Ltd ‘H’	57,000	98,185
CNOOC Ltd	213,000	328,089
CNOOC Ltd ADR	2,523	384,631
COSCO SHIPPING Development Co Ltd ‘H’ *	22,000	2,243
COSCO SHIPPING Holdings Co Ltd ‘H’ *	114,000	42,810
Country Garden Holdings Co Ltd	358,580	435,426
Country Garden Services Holdings Co Ltd *	22,710	35,955
CRRC Corp Ltd ‘H’ *	108,000	105,327
CSC Financial Co Ltd ‘H’ ~	16,000	9,092
CSPC Pharmaceutical Group Ltd *	124,000	177,998
Ctrip.com International Ltd ADR *	7,094	191,964
Dali Foods Group Co Ltd ~	87,000	64,186
Datang International Power Generation Co Ltd ‘H’	124,000	29,165
Dongfeng Motor Group Co Ltd ‘H’	104,000	94,524
ENN Energy Holdings Ltd	22,700	201,752
Everbright Securities Co Ltd ‘H’ ~	11,000	9,802
Fosun International Ltd	70,792	103,168
Fuyao Glass Industry Group Co Ltd ‘H’ ~	25,200	80,682
Geely Automobile Holdings Ltd	180,000	317,445
Genscript Biotech Corp *	8,000	10,709
GF Securities Co Ltd ‘H’	41,400	56,065
Great Wall Motor Co Ltd ‘H’	179,500	103,201
Guangdong Investment Ltd	52,000	100,473
Guangzhou Automobile Group Co Ltd ‘H’	86,400	86,138
Guangzhou Baiyunshan Pharmaceutical Holdings Co Ltd ‘H’	4,000	14,318
Guangzhou R&F Properties Co Ltd ‘H’	74,000	111,979
Guotai Junan Securities Co Ltd ‘H’ ~	5,600	11,296
Haitong Securities Co Ltd ‘H’	80,400	76,767
Hanergy Thin Film Power Group Ltd * Ω ±	122,000	77,901
Hengan International Group Co Ltd	31,000	225,071
Huadian Power International Corp Ltd ‘H’	64,000	28,864
Huaneng Power International Inc ‘H’	80,000	50,779
Huatai Securities Co Ltd ‘H’ ~	35,800	56,629
Industrial & Commercial Bank of China Ltd ‘H’	1,315,045	935,338
JD.com Inc ADR *	9,477	198,354
Jiangsu Expressway Co Ltd ‘H’	46,000	64,208
Jiangxi Copper Co Ltd ‘H’	59,000	69,339
Jiayuan International Group Ltd	14,000	25,899
Kingboard Holdings Ltd	1,500	4,002
Kunlun Energy Co Ltd	216,000	229,497
Legend Holdings Corp ‘H’ ~	8,300	21,717
Lenovo Group Ltd	468,000	316,151
Logan Property Holdings Co Ltd	78,000	97,393
Longfor Properties Co Ltd	71,000	211,161
Maanshan Iron & Steel Co Ltd ‘H’	106,000	46,765
Metallurgical Corp of China Ltd ‘H’	77,000	18,485
Minth Group Ltd	8,000	25,816
MMG Ltd *	88,000	37,805
Momo Inc ADR *	1,382	32,823
NetEase Inc ADR	1,864	438,730
New China Life Insurance Co Ltd ‘H’	18,800	74,597
New Oriental Education & Technology Group Inc ADR *	1,439	78,872
Orient Securities Co Ltd ~	14,000	8,773
PetroChina Co Ltd ‘H’ *	546,000	338,791
PICC Property & Casualty Co Ltd ‘H’	230,341	235,032
Ping An Insurance Group Co of China Ltd ‘H’	134,500	1,186,561

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-89

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Postal Savings Bank of China Co Ltd ‘H’ ~	51,000	$26,860
Semiconductor Manufacturing International Corp *	108,300	94,422
Shandong Weigao Group Medical Polymer Co Ltd ‘H’	40,000	32,313
Shanghai Electric Group Co Ltd ‘H’	58,000	18,552
Shanghai Fosun Pharmaceutical Group Co Ltd ‘H’	12,500	36,542
Shanghai Pharmaceuticals Holding Co Ltd ‘H’	30,000	60,916
Shenzhou International Group Holdings Ltd	17,000	193,219
Shimao Property Holdings Ltd	92,426	246,168
Silergy Corp	4,000	58,863
Sinopec Engineering Group Co Ltd ‘H’	30,500	25,035
Sinopec Shanghai Petrochemical Co Ltd ‘H’	204,000	89,299
Sinopharm Group Co Ltd ‘H’	35,600	149,885
Sinotruk Hong Kong Ltd	30,500	45,982
Sunac China Holdings Ltd	129,000	418,652
Sunny Optical Technology Group Co Ltd	24,400	217,014
Tencent Holdings Ltd	121,300	4,861,743
The People’s Insurance Co Group of China Ltd ‘H’	191,000	76,671
Tingyi Cayman Islands Holding Corp	112,000	150,002
TravelSky Technology Ltd ‘H’	34,000	87,141
Tsingtao Brewery Co Ltd ‘H’	10,000	40,360
Uni-President China Holdings Ltd	47,000	40,700
Want Want China Holdings Ltd	245,000	171,419
Weichai Power Co Ltd ‘H’	128,800	147,458
Xinjiang Goldwind Science & Technology Co Ltd ‘H’	28,600	25,294
Yanzhou Coal Mining Co Ltd ‘H’	124,000	100,147
Yum China Holdings Inc	6,843	229,446
Zhejiang Expressway Co Ltd ‘H’	2,000	1,735
Zhongsheng Group Holdings Ltd	40,500	80,317
Zhuzhou CRRC Times Electric Co Ltd ‘H’	12,200	67,738
Zijin Mining Group Co Ltd ‘H’	288,000	109,143
ZTE Corp ‘H’ *	11,600	21,888

		31,840,974

Colombia - 0.3%

Almacenes Exito SA	3,500	13,364
Banco de Bogota SA	3,253	55,894
Bancolombia SA	5,998	56,148
Cementos Argos SA (BOG)	10,003	21,438
Ecopetrol SA	104,999	85,519
Ecopetrol SA ADR	6,782	107,698
Grupo Argos SA	18,939	98,559
Grupo de Inversiones Suramericana SA	8,101	80,124
Grupo Energia Bogota SA ESP	42,482	23,154
Grupo Nutresa SA	5,542	40,104
Interconexion Electrica SA ESP	22,633	97,432

		679,434

Czech Republic - 0.2%

CEZ AS	8,983	214,138
Komercni banka AS	1,798	67,890
Moneta Money Bank AS ~	17,746	57,255
O2 Czech Republic AS	2,533	27,234
Philip Morris CR AS	16	10,030

		376,547

Egypt - 0.1%

Commercial International Bank Egypt SAE GDR	43,604	185,099
Egyptian Financial Group-Hermes Holding Co GDR *	174	287

		185,386

	Shares	Value
Greece - 0.1%

Alpha Bank AE *	1,371	$1,724
Hellenic Petroleum SA	3,272	27,659
Hellenic Telecommunications Organization SA	8,164	89,077
JUMBO SA	3,234	47,132
Motor Oil Hellas Corinth Refineries SA	181	4,359
National Bank of Greece SA *	423	532
OPAP SA	9,355	81,363
Titan Cement Co SA	1,910	42,411

		294,257

Hong Kong - 0.4%

China Gas Holdings Ltd	61,200	218,227
Fullshare Holdings Ltd	215,000	49,418
Haier Electronics Group Co Ltd	53,000	130,356
Nine Dragons Paper Holdings Ltd	133,000	122,860
Sino Biopharmaceutical Ltd	209,000	137,582
Sun Art Retail Group Ltd	99,500	101,185
United Energy Group Ltd	246,000	38,371

		797,999

Hungary - 0.5%

MOL Hungarian Oil & Gas PLC	43,117	473,181
OTP Bank PLC	9,520	384,733
Richter Gedeon Nyrt	2,148	41,606

		899,520

India - 14.0%

3M India Ltd *	98	29,220
ABB India Ltd	1,174	22,463
ACC Ltd	3,461	74,700
Adani Ports & Special Economic Zone Ltd	43,039	238,847
Adani Power Ltd *	19,824	14,454
Adani Transmission Ltd *	13,229	37,543
Aditya Birla Capital Ltd *	37,484	53,648
Aditya Birla Fashion & Retail Ltd *	12,205	35,379
AIA Engineering Ltd	1,359	32,618
Ambuja Cements Ltd	31,125	100,254
Apollo Hospitals Enterprise Ltd	2,413	43,428
Apollo Tyres Ltd	17,529	59,171
Ashok Leyland Ltd	84,431	123,840
Asian Paints Ltd	15,439	303,346
Aurobindo Pharma Ltd	21,707	227,620
Avenue Supermarts Ltd * ~	2,279	52,410
Axis Bank Ltd *	52,551	465,973
Bajaj Auto Ltd	4,528	176,251
Bajaj Finance Ltd	7,479	283,075
Bajaj Finserv Ltd	1,945	180,303
Bajaj Holdings & Investment Ltd	2,278	96,248
Balkrishna Industries Ltd	5,243	69,313
Bank of Baroda *	29,605	50,325
Bayer CropScience Ltd	167	10,093
Berger Paints India Ltd	12,181	57,569
Bharat Electronics Ltd	50,663	63,767
Bharat Forge Ltd	18,538	134,979
Bharat Heavy Electricals Ltd	59,103	61,830
Bharat Petroleum Corp Ltd	31,662	164,682
Bharti Airtel Ltd	78,556	351,101
Bharti Infratel Ltd	22,917	85,001
Biocon Ltd	4,888	44,058
Bosch Ltd	249	69,902
Britannia Industries Ltd	1,116	49,757
Cadila Healthcare Ltd	15,202	75,803
Canara Bank *	8,848	34,825
Castrol India Ltd	10,354	22,420
Central Bank of India *	10,195	5,351
Cholamandalam Investment & Finance Co Ltd	4,554	82,115

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-90

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Cipla Ltd	18,131	$134,827
Coal India Ltd	23,173	79,888
Colgate-Palmolive India Ltd	3,475	66,855
Container Corp Of India Ltd	8,962	88,247
Crompton Greaves Consumer Electricals Ltd	9,606	31,353
Cummins India Ltd	2,645	32,172
Dabur India Ltd	18,862	116,304
Dewan Housing Finance Corp Ltd	11,337	40,448
Divi’s Laboratories Ltd	4,581	97,171
DLF Ltd	28,719	72,967
Dr Reddy’s Laboratories Ltd	4,667	174,832
Dr Reddy’s Laboratories Ltd ADR	1,737	65,485
Edelweiss Financial Services Ltd	31,599	82,374
Eicher Motors Ltd	631	209,153
Emami Ltd	6,390	38,445
Endurance Technologies Ltd ~	1,090	19,989
Exide Industries Ltd	10,399	39,888
Federal Bank Ltd	92,355	123,209
Future Retail Ltd *	3,425	24,606
GAIL India Ltd	50,508	260,612
GAIL India Ltd GDR	497	15,258
Gillette India Ltd	251	23,350
GlaxoSmithKline Consumer Healthcare Ltd	456	49,940
GlaxoSmithKline Pharmaceuticals Ltd	626	13,579
Glenmark Pharmaceuticals Ltd	16,135	160,123
Godrej Consumer Products Ltd	19,713	228,842
Godrej Industries Ltd	3,691	28,860
Graphite India Ltd	3,492	37,757
Grasim Industries Ltd	14,277	168,703
GRUH Finance Ltd	8,133	36,784
Havells India Ltd	9,095	89,995
HCL Technologies Ltd	29,263	404,366
HDFC Bank Ltd	34,344	1,044,738
HEG Ltd	365	19,321
Hero MotoCorp Ltd	2,851	126,685
Hindalco Industries Ltd	100,908	326,580
Hindustan Petroleum Corp Ltd	24,500	89,024
Hindustan Unilever Ltd	30,879	804,598
Honeywell Automation India Ltd	75	23,621
Housing Development Finance Corp Ltd	44,284	1,247,670
ICICI Bank Ltd	72,623	374,743
ICICI Prudential Life Insurance Co Ltd ~	3,189	14,815
IDBI Bank Ltd *	16,928	14,840
IDFC Bank Ltd	44,967	27,900
IIFL Holdings Ltd	6,089	43,924
Indiabulls Housing Finance Ltd	27,631	337,513
Indiabulls Ventures Ltd	4,397	24,328
Indian Bank *	7,670	26,729
Indian Oil Corp Ltd	50,906	100,011
Indraprastha Gas Ltd	7,887	30,160
IndusInd Bank Ltd	8,004	183,273
Info Edge India Ltd	1,347	27,776
Infosys Ltd	135,018	1,275,694
Infosys Ltd ADR	12,198	116,125
InterGlobe Aviation Ltd ~	5,127	85,482
ITC Ltd	159,328	642,422
Jindal Steel & Power Ltd *	21,411	50,504
JSW Steel Ltd	86,762	380,855
Jubilant Foodworks Ltd	3,614	64,754
Kansai Nerolac Paints Ltd	4,224	29,669
Kotak Mahindra Bank Ltd	22,463	404,090
L&T Finance Holdings Ltd	51,369	112,144
Larsen & Toubro Infotech Ltd ~	2,091	51,872
Larsen & Toubro Ltd	19,988	411,319
LIC Housing Finance Ltd	33,724	235,884
Lupin Ltd	12,899	155,850
Mahindra & Mahindra Financial Services Ltd	17,422	118,085
Mahindra & Mahindra Ltd	26,204	301,506
Mangalore Refinery & Petrochemicals Ltd	10,554	11,415

	Shares	Value
Marico Ltd	24,048	$128,561
Maruti Suzuki India Ltd	5,095	544,415
Mindtree Ltd	6,706	83,004
Motherson Sumi Systems Ltd	51,502	123,095
Mphasis Ltd	4,838	70,562
MRF Ltd	99	94,853
Muthoot Finance Ltd	13,600	100,431
Natco Pharma Ltd	1,264	12,306
National Aluminium Co Ltd	22,402	21,097
Nestle India Ltd	1,293	205,158
NHPC Ltd	121,339	45,172
NTPC Ltd	47,900	102,210
Oberoi Realty Ltd	4,669	29,462
Odisha Cement Ltd *	3,754	59,140
Oil & Natural Gas Corp Ltd	35,954	77,181
Oil India Ltd (NYSE)	8,736	21,853
Oracle Financial Services Software Ltd	1,647	87,467
Page Industries Ltd	354	127,891
Petronet LNG Ltd	73,060	234,453
Pidilite Industries Ltd	5,995	95,086
Piramal Enterprises Ltd	3,943	134,419
PNB Housing Finance Ltd ~	2,908	38,446
Power Finance Corp Ltd	42,871	65,886
Power Grid Corp of India Ltd	65,479	186,239
Procter & Gamble Hygiene & Health Care Ltd	445	63,001
Punjab National Bank *	42,600	47,633
Quess Corp Ltd * ~	650	6,145
Rajesh Exports Ltd	5,961	48,735
RBL Bank Ltd ~	9,962	82,052
Reliance Industries Ltd	110,806	1,778,330
Rural Electrification Corp Ltd (XNSE)	78,099	136,548
SBI Life Insurance Co Ltd ~	2,568	21,986
Shree Cement Ltd	406	100,163
Shriram City Union Finance Ltd	346	7,874
Shriram Transport Finance Co Ltd	11,759	208,738
Siemens Ltd	2,517	37,716
State Bank of India *	54,929	232,627
Steel Authority of India Ltd *	36,180	29,175
Sterlite Technologies Ltd	2,104	8,842
Sun Pharmaceutical Industries Ltd	23,573	145,263
Sun TV Network Ltd	5,030	43,749
Sundaram Finance Holdings Ltd	415	559
Sundaram Finance Ltd	1,345	27,704
Supreme Industries Ltd	1,709	28,727
Tata Chemicals Ltd	9,007	91,132
Tata Communications Ltd	4,244	31,868
Tata Consultancy Services Ltd	43,995	1,192,918
Tata Global Beverages Ltd	20,394	64,026
Tata Motors Ltd *	139,254	342,737
Tata Motors Ltd ADR *	3,376	41,120
Tata Steel Ltd (NYSE)	39,476	294,349
Tech Mahindra Ltd	38,288	396,539
The Indian Hotels Co Ltd	16,687	35,287
The Ramco Cements Ltd	4,166	38,162
The Tata Power Co Ltd	60,630	66,665
Titan Co Ltd	10,312	137,475
Torrent Pharmaceuticals Ltd	3,288	83,359
TVS Motor Co Ltd	5,981	48,912
UltraTech Cement Ltd	2,912	166,324
United Breweries Ltd	2,860	56,352
United Spirits Ltd *	15,320	139,392
UPL Ltd	39,381	427,442
Vakrangee Ltd	5,700	2,716
Vedanta Ltd	146,859	424,877
Vodafone Idea Ltd *	155,957	84,248
Voltas Ltd	2,882	22,826
Whirlpool of India Ltd	1,327	26,415
Wipro Ltd	51,749	244,894

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-91

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Yes Bank Ltd	129,252	$336,352
Zee Entertainment Enterprises Ltd	24,360	166,165

		27,182,489

Indonesia - 2.9%

P.T. Adaro Energy Tbk	1,948,600	164,850
P.T. Astra International Tbk	802,200	459,573
P.T. Bank Central Asia Tbk	304,100	549,949
P.T. Bank Danamon Indonesia Tbk	225,400	119,172
P.T. Bank Mandiri Persero Tbk	604,458	310,069
P.T. Bank Negara Indonesia Persero Tbk	434,700	266,638
P.T. Bank Pan Indonesia Tbk *	133,300	10,618
P.T. Bank Rakyat Indonesia Persero Tbk	2,226,100	567,117
P.T. Bank Tabungan Negara Persero Tbk	283,000	50,068
P.T. Barito Pacific Tbk	540,200	89,904
P.T. Bukit Asam Tbk	236,700	70,910
P.T. Bumi Serpong Damai Tbk *	517,200	45,259
P.T. Charoen Pokphand Indonesia Tbk	475,400	239,137
P.T. Gudang Garam Tbk	29,600	172,470
P.T. Indah Kiat Pulp & Paper Corp Tbk	233,500	187,495
P.T. Indo Tambangraya Megah Tbk	35,500	50,066
P.T. Indocement Tunggal Prakarsa Tbk	74,400	95,550
P.T. Indofood CBP Sukses Makmur Tbk	118,700	86,367
P.T. Indofood Sukses Makmur Tbk	438,200	226,952
P.T. Indosat Tbk	30,500	3,577
P.T. Japfa Comfeed Indonesia Tbk	159,300	23,839
P.T. Jasa Marga Persero Tbk	103,744	30,903
P.T. Kalbe Farma Tbk	785,300	82,972
P.T. Matahari Department Store Tbk	127,800	49,741
P.T. Mayora Indah Tbk	297,475	54,228
P.T. Mitra Keluarga Karyasehat Tbk *	244,600	26,803
P.T. Pabrik Kertas Tjiwi Kimia Tbk	45,000	34,762
P.T. Pakuwon Jati Tbk	1,030,100	44,418
P.T. Perusahaan Gas Negara Persero Tbk	517,400	76,447
P.T. Sarana Menara Nusantara Tbk	1,062,000	50,977
P.T. Semen Baturaja Persero Tbk	44,300	5,396
P.T. Semen Indonesia Persero Tbk	198,100	158,396
P.T. Sumber Alfaria Trijaya Tbk	956,100	62,166
P.T. Surya Citra Media Tbk	313,700	40,859
P.T. Telekomunikasi Indonesia Persero Tbk	1,144,600	299,237
P.T. Telekomunikasi Indonesia Persero Tbk ADR	10,360	271,536
P.T. Tower Bersama Infrastructure Tbk	63,000	15,745
P.T. Unilever Indonesia Tbk	80,800	255,621
P.T. United Tractors Tbk	127,896	243,482
P.T. Vale Indonesia Tbk *	156,800	35,590
P.T. Waskita Karya Persero Tbk	475,800	55,739
P.T. XL Axiata Tbk *	369,100	50,876

		5,735,474

Malaysia - 3.2%

AirAsia Group Bhd	232,100	166,380
Alliance Bank Malaysia Bhd	63,900	62,184
AMMB Holdings Bhd *	115,400	120,977
Astro Malaysia Holdings Bhd	95,100	29,948
Axiata Group Bhd	163,874	155,692
Batu Kawan Bhd	4,200	16,951
BIMB Holdings Bhd	33,900	29,204
British American Tobacco Malaysia Bhd	9,400	81,976
Bursa Malaysia Bhd	43,700	72,257
Carlsberg Brewery Malaysia Bhd ‘B’	4,400	20,942
CIMB Group Holdings Bhd	167,722	231,590
Dialog Group Bhd	94,852	71,403
DiGi.Com Bhd	138,700	150,715
Fraser & Neave Holdings Bhd	7,200	58,282
Gamuda Bhd	72,500	40,937
Genting Bhd	214,000	315,711
Genting Malaysia Bhd	163,400	119,311
Genting Plantations Bhd	21,200	50,582
HAP Seng Consolidated Bhd	26,700	63,631
Hartalega Holdings Bhd	75,800	112,486

	Shares	Value
Heineken Malaysia Bhd	6,000	$29,673
Hong Leong Bank Bhd	17,472	86,191
Hong Leong Financial Group Bhd	20,536	92,139
IHH Healthcare Bhd	56,000	72,908
IJM Corp Bhd	210,700	82,619
Inari Amertron Bhd	119,350	43,331
IOI Corp Bhd	95,546	102,663
IOI Properties Group Bhd	95,406	35,529
Kuala Lumpur Kepong Bhd	22,600	135,190
LPI Capital Bhd	12,920	49,196
Malayan Banking Bhd	147,278	338,321
Malaysia Airports Holdings Bhd	92,600	187,577
Malaysia Building Society Bhd	72,500	16,131
Maxis Bhd	97,200	125,653
MISC Bhd	82,160	133,115
Nestle Malaysia Bhd	1,400	49,859
Petronas Chemicals Group Bhd	119,100	267,555
Petronas Dagangan Bhd	10,900	69,765
Petronas Gas Bhd	29,000	134,734
PPB Group Bhd	33,360	141,493
Press Metal Aluminium Holdings Bhd	79,520	92,784
Public Bank Bhd	115,270	690,093
QL Resources Bhd	37,180	61,255
RHB Bank Bhd	77,562	99,179
Sime Darby Bhd	103,787	60,271
Sime Darby Plantation Bhd	103,787	119,291
Sime Darby Property Bhd	103,787	24,986
SP Setia Bhd Group	87,140	49,101
Sunway Bhd	122,100	43,440
Telekom Malaysia Bhd	60,092	38,750
Tenaga Nasional Bhd	124,200	409,184
Top Glove Corp Bhd	91,600	124,181
UMW Holdings Bhd	25,800	34,180
United Plantations Bhd	600	3,703
Westports Holdings Bhd	60,500	52,925
YTL Corp Bhd	526,922	128,603
YTL Power International Bhd	122,757	24,653

		6,221,380

Mexico - 3.7%

Alfa SAB de CV ‘A’	436,875	519,757
America Movil SAB de CV ‘L’	1,630,935	1,159,396
Arca Continental SAB de CV	20,795	116,156
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ‘B’	141,152	175,257
Becle S.A.B. de CV	21,769	29,089
Cemex SAB de CV *	908,665	438,802
Coca-Cola Femsa SAB de CV ‘L’	14,920	90,461
Coca-Cola Femsa SAB de CV ADR	675	41,067
El Puerto de Liverpool SAB de CV ‘C1’	11,613	74,559
Fomento Economico Mexicano SAB de CV	39,360	337,945
Gruma SAB de CV ‘B’	19,624	222,385
Grupo Aeroportuario del Pacifico SAB de CV ‘B’	18,794	152,863
Grupo Aeroportuario del Pacifico SAB de CV ADR	1,043	85,057
Grupo Aeroportuario del Sureste SAB de CV ‘B’	7,471	112,614
Grupo Aeroportuario del Sureste SAB de CV ADR	404	60,842
Grupo Bimbo SAB de CV ‘A’	103,857	206,903
Grupo Carso SAB de CV ‘A1’	35,242	126,268
Grupo Elektra SAB de CV	3,770	182,619
Grupo Financiero Banorte SAB de CV ‘O’	87,164	424,826
Grupo Financiero Inbursa SAB de CV ‘O’	161,549	232,560
Grupo Mexico SAB de CV ‘B’	206,023	423,961
Grupo Televisa SAB	161,190	404,703
Impulsora del Desarrollo y el Empleo en America Latina SAB de CV *	29,166	48,235

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-92

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Industrias Penoles SAB de CV	13,870	$169,347
Infraestructura Energetica Nova SAB de CV	28,804	107,393
Kimberly-Clark de Mexico SAB de CV ‘A’	96,614	153,241
Megacable Holdings SAB de CV	3,395	15,227
Mexichem SAB de CV	136,163	346,024
Organizacion Soriana SAB de CV ‘B’ *	7,750	10,944
Promotora y Operadora de Infraestructura SAB de CV	13,759	131,718
Promotora y Operadora de Infraestructura SAB de CV ‘L’	1,300	8,170
Wal-Mart de Mexico SAB de CV	260,080	661,325

		7,269,714

Peru - 0.3%

Cementos Pacasmayo SAA ADR	575	5,514
Cia de Minas Buenaventura SAA ADR	5,113	82,933
Credicorp Ltd	2,314	512,944
Grana y Montero SAA ADR	1,724	5,362

		606,753

Philippines - 1.5%

Aboitiz Equity Ventures Inc	66,770	69,590
Aboitiz Power Corp	50,900	33,938
Alliance Global Group Inc	361,600	81,695
Ayala Corp	13,350	228,239
Ayala Land Inc	342,100	264,417
Bank of the Philippine Islands	50,639	90,439
BDO Unibank Inc	71,373	177,501
Bloomberry Resorts Corp	163,200	29,183
DMCI Holdings Inc	510,050	123,928
Emperador Inc	61,300	8,288
Globe Telecom Inc	2,025	72,999
GT Capital Holdings Inc	6,116	113,361
International Container Terminal Services Inc	42,630	81,069
JG Summit Holdings Inc	142,790	150,918
Jollibee Foods Corp	21,990	122,023
LT Group Inc	131,900	41,619
Manila Electric Co	11,330	81,879
Megaworld Corp	805,000	72,459
Metro Pacific Investments Corp	766,700	67,476
Metropolitan Bank & Trust Co	70,082	108,199
PLDT Inc	4,350	93,407
PLDT Inc ADR	4,492	96,039
Puregold Price Club Inc	102,100	83,406
Robinsons Retail Holdings Inc	15,840	24,098
San Miguel Corp	44,640	124,921
Security Bank Corp	15,470	45,618
Semirara Mining & Power Corp	63,480	27,879
SM Investments Corp	6,002	104,709
SM Prime Holdings Inc	260,300	177,024
Top Frontier Investment Holdings Inc *	1,506	7,166
Universal Robina Corp	51,720	124,623

		2,928,110

Poland - 1.7%

Alior Bank SA *	7,443	105,971
Bank Handlowy w Warszawie SA	2,265	41,820
Bank Millennium SA *	45,483	107,830
Bank Polska Kasa Opieki SA	3,575	104,226
CCC SA	1,282	66,512
CD Projekt SA *	2,886	112,277
Cyfrowy Polsat SA *	16,989	102,787
Dino Polska SA * ~	1,557	39,984
Grupa Azoty SA	2,665	22,330
Grupa Lotos SA	12,653	299,788
ING Bank Slaski SA	1,065	51,267
Jastrzebska Spolka Weglowa SA *	4,221	76,315
KGHM Polska Miedz SA *	13,654	323,931
LPP SA	57	119,841

	Shares	Value
mBank SA	936	$106,299
PGE Polska Grupa Energetyczna SA *	66,087	177,205
Polski Koncern Naftowy ORLEN SA	17,334	502,231
Polskie Gornictwo Naftowe i Gazownictwo SA	65,504	121,115
Powszechna Kasa Oszczednosci Bank Polski SA	28,111	296,952
Powszechny Zaklad Ubezpieczen SA	28,285	333,242
Santander Bank Polska SA	1,270	122,068

		3,233,991

Romania - 0.0%

NEPI Rockcastle PLC	8,120	63,775

Russia - 1.7%

Gazprom PJSC ADR (SEAQ)	86,571	383,277
LUKOIL PJSC ADR (SEAQ)	9,444	676,329
Magnitogorsk Iron & Steel Works PJSC GDR	7,310	60,776
MMC Norilsk Nickel PJSC ADR	16,126	302,613
Novatek PJSC GDR (LI)	1,521	259,885
Novolipetsk Steel PJSC GDR	3,264	74,817
PhosAgro PJSC GDR	3,651	46,601
Rosneft Oil Co PJSC GDR	26,674	164,594
Rostelecom PJSC ADR	5,299	34,867
RusHydro PJSC ADR	35,932	23,791
Sberbank of Russia PJSC ADR (SEAQ)	63,233	692,475
Severstal PJSC GDR	6,748	92,110
Tatneft PJSC ADR	5,229	329,308
VEON Ltd ADR	4,999	11,698
VTB Bank PJSC GDR	100,196	111,330

		3,264,471

South Africa - 7.4%

Absa Group Ltd	62,175	697,832
Anglo American Platinum Ltd	4,275	159,384
AngloGold Ashanti Ltd	29,090	369,551
AngloGold Ashanti Ltd ADR	35,545	446,090
Aspen Pharmacare Holdings Ltd	20,705	193,752
Assore Ltd	2,766	55,753
AVI Ltd	7,034	49,706
Bid Corp Ltd	20,739	381,513
Capitec Bank Holdings Ltd	2,458	190,479
Clicks Group Ltd	18,496	245,893
Discovery Ltd	29,980	332,889
Exxaro Resources Ltd	23,120	223,032
FirstRand Ltd	176,782	805,219
Gold Fields Ltd	1,019	3,529
Gold Fields Ltd ADR	104,737	368,674
Imperial Holdings Ltd	21,225	100,374
Investec Ltd	21,373	116,763
Kumba Iron Ore Ltd	5,245	103,150
Liberty Holdings Ltd	7,269	55,575
Life Healthcare Group Holdings Ltd	150,652	277,009
Mr Price Group Ltd	16,127	275,526
MTN Group Ltd	159,534	986,121
Naspers Ltd ‘N’	9,570	1,916,071
Nedbank Group Ltd	28,161	537,100
Netcare Ltd	91,067	166,653
Pick n Pay Stores Ltd	3,095	14,579
PSG Group Ltd	11,461	194,335
Sanlam Ltd	148,116	820,442
Sappi Ltd *	75,573	428,704
Sasol Ltd	7,829	232,650
Sasol Ltd ADR	17,033	498,897
Shoprite Holdings Ltd	25,187	332,711
Sibanye Gold Ltd *	127,353	92,627
Standard Bank Group Ltd	70,606	877,245
Steinhoff International Holdings NV *	111,485	13,328

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-93

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
The Bidvest Group Ltd	31,668	$454,899
The Foschini Group Ltd	22,934	264,844
The SPAR Group Ltd	4,825	69,512
Tiger Brands Ltd	14,091	267,982
Truworths International Ltd	25,543	156,202
Vodacom Group Ltd	28,466	261,812
Woolworths Holdings Ltd	92,826	355,508

		14,393,915

South Korea - 16.6%

Amorepacific Corp	963	181,194
AMOREPACIFIC Group	852	55,596
BGF Co Ltd	713	5,165
BGF Retail Co Ltd	381	69,544
BNK Financial Group Inc	18,333	120,397
Celltrion Inc *	2,200	441,955
Celltrion Pharm Inc *	598	34,173
Cheil Worldwide Inc	4,358	87,834
CJ CheilJedang Corp	636	188,522
CJ Corp	1,580	172,327
CJ ENM Co Ltd	675	122,182
CJ Logistics Corp *	285	42,630
Com2uSCorp	437	50,726
Cosmax Inc	346	40,420
Coway Co Ltd	2,578	171,204
Daelim Industrial Co Ltd	1,871	171,881
Daewoo Engineering & Construction Co Ltd *	11,771	56,833
Daewoo Shipbuilding & Marine Engineering Co Ltd *	2,790	85,706
Daewoong Pharmaceutical Co Ltd	114	19,334
DB Insurance Co Ltd	6,797	428,071
DGB Financial Group Inc	12,067	89,890
Dongsuh Cos Inc	1,510	24,170
Doosan Bobcat Inc	2,356	66,704
Doosan Corp	450	44,964
Doosan Heavy Industries & Construction Co Ltd *	7,568	66,180
Doosan Infracore Co Ltd *	18,694	127,359
DoubleUGames Co Ltd	108	5,799
Douzone Bizon Co Ltd	1,222	56,946
E-MART Inc	1,486	242,679
F&F Co Ltd	246	8,856
Fila Korea Ltd	2,975	143,698
Grand Korea Leisure Co Ltd	1,775	39,605
Green Cross Corp	147	17,930
Green Cross Holdings Corp	1,544	34,822
GS Engineering & Construction Corp	5,158	202,297
GS Holdings Corp	6,782	313,395
GS Home Shopping Inc	112	18,000
GS Retail Co Ltd	1,455	52,729
Hana Financial Group Inc	18,920	615,332
Hanall Biopharma Co Ltd *	656	21,344
Hanjin Kal Corp	738	19,750
Hankook Tire Co Ltd	4,646	166,986
Hanmi Pharm Co Ltd	195	81,400
Hanmi Science Co Ltd	354	25,098
Hanon Systems	8,405	81,449
Hanssem Co Ltd	584	35,402
Hanwha Aerospace Co Ltd *	2,651	77,375
Hanwha Chemical Corp *	10,161	184,306
Hanwha Corp	4,852	136,291
Hanwha Life Insurance Co Ltd	36,237	137,189
HDC Holdings Co Ltd	7,001	108,184
Hite Jinro Co Ltd	1,761	26,229
HLB Inc *	1,155	83,068
Hotel Shilla Co Ltd	1,825	125,181
Hugel Inc *	76	26,068
Hyosung Advanced Materials Corp *	217	20,051
Hyosung Chemical Corp *	155	19,781

	Shares	Value
Hyosung Corp *	1,081	$48,527
Hyosung TNC Co Ltd *	210	34,681
Hyundai Construction Equipment Co Ltd *	600	22,965
Hyundai Department Store Co Ltd	1,057	85,597
Hyundai Electric & Energy System Co Ltd *	372	7,422
Hyundai Elevator Co Ltd	523	50,246
Hyundai Engineering & Construction Co Ltd	4,866	238,315
Hyundai Glovis Co Ltd	1,412	163,153
Hyundai Greenfood Co Ltd	2,987	38,285
Hyundai Heavy Industries Co Ltd *	1,892	218,224
Hyundai Heavy Industries Holdings Co Ltd *	705	218,417
Hyundai Home Shopping Network Corp	246	21,825
Hyundai Marine & Fire Insurance Co Ltd	8,196	300,985
Hyundai Merchant Marine Co Ltd *	9,418	31,188
Hyundai Mipo Dockyard Co Ltd *	1,484	79,991
Hyundai Mobis Co Ltd	1,888	322,120
Hyundai Motor Co	4,209	446,829
Hyundai Rotem Co Ltd *	1,349	33,783
Hyundai Steel Co	5,167	210,111
Iljin Materials Co Ltd	622	22,929
Industrial Bank of Korea *	18,213	229,375
Innocean Worldwide Inc	368	20,877
Kakao Corp *	684	63,178
Kangwon Land Inc	3,435	98,338
KB Financial Group Inc *	14,635	610,526
KCC Corp	405	111,918
KEPCO Plant Service & Engineering Co Ltd	572	16,993
Kia Motors Corp	13,841	417,194
KIWOOM Securities Co Ltd	1,047	73,639
Koh Young Technology Inc	308	22,802
Kolon Industries Inc	1,306	67,227
Korea Aerospace Industries Ltd *	2,070	59,294
Korea Electric Power Corp *	6,221	184,276
Korea Gas Corp *	1,256	54,289
Korea Investment Holdings Co Ltd	3,212	171,785
Korea Kolmar Co Ltd	646	40,838
Korea Zinc Co Ltd	309	119,647
Korean Air Lines Co Ltd	6,435	190,735
KT Corp ADR *	3,094	43,997
KT&G Corp *	3,345	304,551
Kumho Petrochemical Co Ltd	1,933	151,348
LG Chem Ltd	1,499	467,266
LG Corp	4,615	289,028
LG Display Co Ltd *	25,743	417,750
LG Display Co Ltd ADR *	2,409	19,730
LG Electronics Inc *	9,068	508,472
LG Household & Health Care Ltd	420	415,093
LG Innotek Co Ltd	1,257	97,596
LG Uplus Corp	18,283	288,948
Lotte Chemical Corp	1,381	343,361
Lotte Confectionery Co Ltd	34	4,599
Lotte Corp *	949	44,836
LOTTE Fine Chemical Co Ltd	1,294	47,662
LOTTE Himart Co Ltd	402	16,844
Lotte Shopping Co Ltd	809	152,744
LS Corp	1,801	79,369
LS Industrial Systems Co Ltd	905	39,761
Macquarie Korea Infrastructure Fund	19,230	160,106
Mando Corp	2,945	76,416
Medy-Tox Inc	285	148,105
Meritz Financial Group Inc	4,599	47,726
Meritz Fire & Marine Insurance Co Ltd	5,935	116,086
Meritz Securities Co Ltd	26,857	103,045
Mirae Asset Daewoo Co Ltd	27,788	163,137
NAVER Corp	4,160	455,919
NCSoft Corp	604	253,179
Netmarble Corp ~	499	49,867
NH Investment & Securities Co Ltd	9,719	113,916
NongShim Co Ltd	164	37,297
OCI Co Ltd	1,731	166,286

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-94

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Orion Corp	307	$32,925
Orion Holdings Corp	2,179	33,330
Ottogi Corp	58	37,588
Pan Ocean Co Ltd *	17,478	69,784
Paradise Co Ltd	2,619	44,350
POSCO	1,596	349,096
POSCO ADR	5,330	292,830
POSCO Chemtech Co Ltd	882	50,457
Posco Daewoo Corp	3,281	53,566
S-1 Corp	975	87,601
S-Oil Corp	1,569	136,857
Samsung C&T Corp	1,655	156,654
Samsung Card Co Ltd	2,268	70,068
Samsung Electro-Mechanics Co Ltd	2,166	201,918
Samsung Electronics Co Ltd	229,576	7,991,928
Samsung Engineering Co Ltd *	5,593	88,327
Samsung Fire & Marine Insurance Co Ltd	2,628	631,927
Samsung Heavy Industries Co Ltd *	30,276	201,521
Samsung Life Insurance Co Ltd	2,262	165,520
Samsung SDI Co Ltd *	1,664	327,072
Samsung SDS Co Ltd	852	155,924
Samsung Securities Co Ltd	4,423	125,081
SFA Engineering Corp	1,015	31,526
Shinhan Financial Group Co Ltd *	12,402	439,726
Shinsegae Inc	593	136,155
Shinsegae International Inc	109	19,078
SK Discovery Co Ltd	521	12,183
SK Holdings Co Ltd	1,211	282,565
SK Hynix Inc *	32,890	1,793,047
SK Innovation Co Ltd	2,676	429,536
SK Materials Co Ltd	345	46,755
SK Telecom Co Ltd	561	135,358
SK Telecom Co Ltd ADR	1,243	33,312
SKC Co Ltd	1,729	55,448
Ssangyong Cement Industrial Co Ltd	9,200	51,749
Taekwang Industrial Co Ltd	32	37,856
Woori Bank *	34,150	477,550
Young Poong Corp	31	20,655
Youngone Corp *	1,736	59,787
Yuhan Corp	390	71,571
Yungjin Pharmaceutical Co Ltd *	2,468	13,149

		32,316,095

Spain - 0.0%

AmRest Holdings SE *	3,420	36,839

Taiwan - 14.6%

Accton Technology Corp	31,000	99,390
Acer Inc	198,789	125,520
Advantech Co Ltd	15,939	108,887
Airtac International Group	7,484	73,413
ASE Technology Holding Co Ltd	196,449	372,242
ASE Technology Holding Co Ltd ADR	4,426	16,597
Asia Cement Corp	133,784	147,958
Asia Pacific Telecom Co Ltd *	143,000	32,051
Asustek Computer Inc	38,667	253,417
AU Optronics Corp	754,000	299,603
AU Optronics Corp ADR	3,186	12,553
Catcher Technology Co Ltd	54,000	395,378
Cathay Financial Holding Co Ltd	239,600	366,787
Chailease Holding Co Ltd	90,967	286,925
Chang Hwa Commercial Bank Ltd	301,564	168,879
Cheng Shin Rubber Industry Co Ltd	120,178	159,855
Chicony Electronics Co Ltd	40,959	83,407
China Airlines Ltd	356,436	127,509
China Development Financial Holding Corp	759,834	240,615
China Life Insurance Co Ltd	162,170	147,156
China Motor Corp	37,000	29,218
China Steel Chemical Corp	4,000	17,837

	Shares	Value
China Steel Corp	477,007	$376,676
Chipbond Technology Corp	48,000	96,382
Chroma ATE Inc	28,000	107,609
Chunghwa Telecom Co Ltd	81,000	295,744
Chunghwa Telecom Co Ltd ADR	4,319	154,577
Compal Electronics Inc	350,092	198,551
CTBC Financial Holding Co Ltd	675,094	444,032
CTCI Corp	42,000	60,748
Delta Electronics Inc	80,150	337,337
E Ink Holdings Inc	40,000	39,510
E.Sun Financial Holding Co Ltd	594,139	388,666
Eclat Textile Co Ltd	8,663	97,967
Epistar Corp	15,000	12,434
Eternal Materials Co Ltd	36,401	27,722
Eva Airways Corp	264,123	135,709
Evergreen Marine Corp Taiwan Ltd	169,264	65,631
Far Eastern New Century Corp	283,965	257,884
Far EasTone Telecommunications Co Ltd	99,000	245,912
Feng Hsin Steel Co Ltd	9,000	17,120
Feng TAY Enterprise Co Ltd	17,396	99,366
First Financial Holding Co Ltd	535,647	348,965
Formosa Chemicals & Fibre Corp	119,446	408,630
Formosa Petrochemical Corp	50,000	177,426
Formosa Plastics Corp	98,292	323,085
Formosa Taffeta Co Ltd	67,000	75,370
Foxconn Technology Co Ltd	65,144	128,627
Fubon Financial Holding Co Ltd	278,343	427,061
General Interface Solution Holding Ltd	18,000	52,745
Giant Manufacturing Co Ltd	17,000	79,791
Globalwafers Co Ltd	12,000	110,010
Gourmet Master Co Ltd	3,643	24,390
Highwealth Construction Corp	57,700	84,417
Hiwin Technologies Corp	17,744	128,015
Hon Hai Precision Industry Co Ltd	302,256	695,623
Hota Industrial Manufacturing Co Ltd	5,510	21,579
Hotai Motor Co Ltd	15,000	124,309
HTC Corp *	20,572	23,564
Hua Nan Financial Holdings Co Ltd	327,387	186,447
Innolux Corp	829,390	262,832
Inventec Corp	199,000	142,389
King Slide Works Co Ltd	2,000	20,867
King’s Town Bank Co Ltd	57,000	53,472
Largan Precision Co Ltd	4,000	417,380
LCY Chemical Corp	24,000	41,192
Lite-On Technology Corp	174,855	230,904
Macronix International	196,500	116,631
Makalot Industrial Co Ltd	3,000	16,540
MediaTek Inc	44,020	327,619
Mega Financial Holding Co Ltd	406,725	343,366
Micro-Star International Co Ltd	64,000	159,250
Nan Ya Plastics Corp	179,394	441,192
Nanya Technology Corp	88,162	157,882
Nien Made Enterprise Co Ltd	10,000	76,603
Novatek Microelectronics Corp	32,000	147,734
Parade Technologies Ltd	2,000	28,131
Pegatron Corp	168,090	281,406
PharmaEssentia Corp *	2,000	11,371
Phison Electronics Corp	12,000	89,347
Pou Chen Corp	259,000	274,358
Powertech Technology Inc	93,300	200,579
Poya International Co Ltd	2,080	21,433
President Chain Store Corp	26,000	261,950
Qisda Corp	136,000	86,917
Quanta Computer Inc	146,000	249,882
Radiant Opto-Electronics Corp	25,000	69,029
Realtek Semiconductor Corp	24,300	112,702
Ruentex Development Co Ltd	33,128	48,271
Ruentex Industries Ltd	48,141	123,105
Shin Kong Financial Holding Co Ltd	684,369	200,138
Simplo Technology Co Ltd	15,000	101,705

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-95

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Sino-American Silicon Products Inc	60,000	$119,348
SinoPac Financial Holdings Co Ltd	689,641	230,799
St Shine Optical Co Ltd	2,000	35,125
Standard Foods Corp	21,884	35,364
Synnex Technology International Corp	88,850	104,980
TA Chen Stainless Pipe	61,000	83,547
Taichung Commercial Bank Co Ltd	37,105	12,298
TaiMed Biologics Inc *	4,000	21,388
Taishin Financial Holding Co Ltd	632,020	268,726
Taiwan Business Bank	296,157	99,713
Taiwan Cement Corp	323,062	372,882
Taiwan Cooperative Financial Holding Co Ltd	505,881	290,619
Taiwan Fertilizer Co Ltd	50,000	70,338
Taiwan Glass Industry Corp	87,123	36,601
Taiwan High Speed Rail Corp	55,000	54,582
Taiwan Mobile Co Ltd	70,400	243,802
Taiwan Secom Co Ltd	20,000	57,458
Taiwan Semiconductor Manufacturing Co Ltd	1,031,779	7,491,984
Taiwan Semiconductor Manufacturing Co Ltd ADR	9,186	339,055
Tatung Co Ltd *	132,000	111,142
TCI Co Ltd	4,298	72,324
Teco Electric & Machinery Co Ltd	129,000	73,409
Tripod Technology Corp	39,000	101,693
Uni-President Enterprises Corp	204,994	465,061
United Microelectronics Corp	1,164,000	420,898
Vanguard International Semiconductor Corp	56,000	108,617
Voltronic Power Technology Corp	4,000	69,883
Walsin Lihwa Corp	230,000	125,643
Walsin Technology Corp	22,000	111,143
Wan Hai Lines Ltd	46,000	23,896
Win Semiconductors Corp	38,202	147,169
Winbond Electronics Corp	250,178	110,237
Wistron Corp	262,833	162,572
WPG Holdings Ltd	133,080	159,683
Yageo Corp	11,465	118,752
Yuanta Financial Holding Co Ltd	701,169	352,499
Zhen Ding Technology Holding Ltd	49,000	127,457

		28,391,692

Thailand - 3.4%

Advanced Info Service PCL	51,900	275,225
Airports of Thailand PCL	147,500	291,334
B Grimm Power PCL	7,500	6,112
Bangchak Corp PCL	49,300	48,054
Bangkok Bank PCL NVDR	8,200	51,177
Bangkok Dusit Medical Services PCL ‘F’	167,700	125,672
Bangkok Expressway & Metro PCL	456,200	136,035
Bangkok Life Assurance PCL	18,480	14,904
Bangkok Life Assurance PCL NVDR	12,100	9,758
Banpu PCL	183,550	83,527
Banpu Power PCL	27,800	19,072
Beauty Community PCL	60,900	12,269
Berli Jucker PCL	48,400	75,500
BTS Group Holdings PCL	252,700	74,153
Bumrungrad Hospital PCL	21,000	120,879
Central Pattana PCL	48,200	110,751
Central Plaza Hotel PCL	49,000	60,284
Charoen Pokphand Foods PCL	255,300	192,948
CP ALL PCL	204,700	431,397
Delta Electronics Thailand PCL	20,600	43,990
Electricity Generating PCL	8,100	61,734
Energy Absolute PCL	62,000	81,078
Esso Thailand PCL	77,600	24,303
Global Power Synergy PCL ‘F’	34,000	61,147
Glow Energy PCL	29,600	80,936
Home Product Center PCL	243,359	113,566
Indorama Ventures PCL	60,900	101,630

	Shares	Value
Intouch Holdings PCL NVDR	19,600	$28,744
Intouch Holdings PCL ‘F’	21,900	32,117
IRPC PCL	756,100	133,525
Jasmine International PCL	87,900	12,044
Kasikornbank PCL	33,600	190,613
Kasikornbank PCL NVDR	17,900	101,825
KCE Electronics PCL	13,000	10,478
Kiatnakin Bank PCL	25,700	52,338
Krung Thai Bank PCL	213,675	126,071
Krungthai Card PCL	34,000	31,905
Land & Houses PCL	63,480	19,326
Land & Houses PCL NVDR	112,300	34,188
Minor International PCL	68,680	71,771
MK Restaurants Group PCL	14,100	32,401
Muangthai Capital PCL	40,600	61,187
Pruksa Holding PCL	44,600	23,720
PTT Exploration & Production PCL	65,241	226,411
PTT Global Chemical PCL	164,400	360,216
PTT PCL	555,000	782,706
Ratchaburi Electricity Generating Holding PCL	27,000	42,104
Robinson PCL	20,900	40,729
Siam City Cement PCL	4,648	29,275
Siam Global House PCL	83,525	50,072
Srisawad Corp PCL	38,144	52,803
Star Petroleum Refining PCL	165,700	48,812
Thai Oil PCL	126,000	256,079
Thai Union Group PCL ‘F’	134,300	66,876
Thanachart Capital PCL	63,300	96,786
The Siam Cement PCL	13,100	172,199
The Siam Commercial Bank PCL	43,000	176,506
Tisco Financial Group PCL	28,000	67,348
TMB Bank PCL	932,100	63,032
Total Access Communication PCL	70,100	93,187
TPI Polene Power PCL A	67,000	11,633
True Corp PCL	841,132	134,514
TTW PCL	48,400	18,432
VGI Global Media PCL	102,100	24,481
WHA Corp PCL	380,300	50,064

		6,533,953

Turkey - 0.9%

Akbank T.A.S.	149,765	193,206
Anadolu Efes Biracilik Ve Malt Sanayii AS	8,124	31,649
Arcelik AS	8,479	25,260
Aselsan Elektronik Sanayi Ve Ticaret AS	5,724	25,978
BIM Birlesik Magazalar AS	11,189	183,919
Coca-Cola Icecek AS	5,966	34,751
Enka Insaat ve Sanayi AS	22,994	19,906
Eregli Demir ve Celik Fabrikalari TAS	69,162	94,031
Ford Otomotiv Sanayi AS	3,164	29,848
KOC Holding AS	25,721	68,842
Petkim Petrokimya Holding AS	44,580	42,364
Soda Sanayii AS	22,628	30,359
TAV Havalimanlari Holding AS	12,618	56,983
Tekfen Holding AS	12,823	50,086
Tofas Turk Otomobil Fabrikasi AS	6,770	21,610
Tupras Turkiye Petrol Rafinerileri AS	6,698	147,552
Turk Hava Yollari AO *	50,366	152,857
Turk Telekomunikasyon AS *	33,335	24,534
Turkcell Iletisim Hizmetleri AS	55,457	127,170
Turkcell Iletisim Hizmetleri AS ADR	4,700	26,414
Turkiye Garanti Bankasi AS	118,150	177,092
Turkiye Halk Bankasi AS	44,303	58,545
Turkiye Is Bankasi AS ‘C’	108,736	92,800
Turkiye Sise ve Cam Fabrikalari AS	50,840	54,445
Turkiye Vakiflar Bankasi TAO ‘D’	61,569	45,211
Yapi ve Kredi Bankasi AS *	119,727	36,151

		1,851,563

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-96

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
United Kingdom - 0.1%

Mondi Ltd	10,647	$229,342

United States - 0.2%

JBS SA	104,240	311,392

Total Common Stocks (Cost $182,950,819)		188,825,067

	Principal Amount

SHORT-TERM INVESTMENT - 0.1%

Repurchase Agreement - 0.1%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $125,553; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $131,731)	$125,550	125,550

Total Short-Term Investment (Cost $125,550)		125,550

TOTAL INVESTMENTS - 99.7% (Cost $187,473,962)		194,245,265

OTHER ASSETS & LIABILITIES, NET - 0.3%		585,483

NET ASSETS - 100.0%		$194,830,748

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	25.6%
Technology	14.4%
Communications	11.1%
Consumer, Non-Cyclical	10.4%
Consumer, Cyclical	9.8%
Basic Materials	8.8%
Industrial	8.5%
Energy	7.4%
Others (each less than 3.0%)	3.7%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	As of December 31, 2018, the Fund’s composition by country of risk as a percentage of net assets was as follows:

South Korea	16.6%
China	16.3%
Taiwan	14.6%
India	14.0%
Brazil	7.9%
South Africa	7.4%
Mexico	3.7%
Thailand	3.4%
Malaysia	3.2%
Others (each less than 3.0%)	12.6%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(c)

Investments with a total aggregate value of $82,621 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-97

PACIFIC SELECT FUND

PD EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$362	$362	$-	$-
	Preferred Stocks
	Brazil	4,706,279	102,732	4,603,547	-
	Chile	230,734	-	230,734	-
	Colombia	349,485	349,485	-	-
	South Korea	7,788	-	7,788	-

	Total Preferred Stocks	5,294,286	452,217	4,842,069	-

	Common Stocks
	Brazil	10,721,990	684,340	10,037,650	-
	Chile	2,458,012	1,686,179	771,833	-
	China	31,840,974	5,542,353	26,216,000	82,621
	Colombia	679,434	679,434	-	-
	Czech Republic	376,547	10,030	366,517	-
	Egypt	185,386	185,099	287	-
	Greece	294,257	89,543	204,714	-
	Hong Kong	797,999	-	797,999	-
	Hungary	899,520	-	899,520	-
	India	27,182,489	370,781	26,811,708	-
	Indonesia	5,735,474	333,702	5,401,772	-
	Malaysia	6,221,380	214,976	6,006,404	-
	Mexico	7,269,714	7,269,714	-	-
	Peru	606,753	606,753	-	-
	Philippines	2,928,110	209,494	2,718,616	-
	Poland	3,233,991	-	3,233,991	-
	Romania	63,775	63,775	-	-
	Russia	3,264,471	151,209	3,113,262	-
	South Africa	14,393,915	1,502,602	12,891,313	-
	South Korea	32,316,095	779,912	31,536,183	-
	Spain	36,839	-	36,839	-
	Taiwan	28,391,692	592,665	27,799,027	-
	Thailand	6,533,953	431,396	6,102,557	-
	Turkey	1,851,563	26,414	1,825,149	-
	United Kingdom	229,342	-	229,342	-
	United States	311,392	-	311,392	-

	Total Common Stocks	188,825,067	21,430,371	167,312,075	82,621

	Short-Term Investment	125,550	-	125,550	-

	Total	$194,245,265	$21,882,950	$172,279,694	$82,621

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-98

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value

RIGHTS - 0.0%

Spain - 0.0%

Repsol SA Exp 01/9/2019 *	48,774	$22,353

Total Rights (Cost $22,772)		22,353

PREFERRED STOCKS - 0.6%

Germany - 0.6%

Bayerische Motoren Werke AG	2,606	185,838
Fuchs Petrolub SE	3,626	149,906
Henkel AG & Co KGaA	4,515	493,169
Porsche Automobil Holding SE	7,390	434,623
Sartorius AG	1,767	219,916
Schaeffler AG	10,516	89,581
Volkswagen AG	9,373	1,494,576

		3,067,609

Total Preferred Stocks (Cost $3,914,253)		3,067,609

COMMON STOCKS - 98.6%

Australia - 6.7%

Adelaide Brighton Ltd	15,822	47,626
AGL Energy Ltd	19,378	281,412
ALS Ltd	19,562	93,466
Alumina Ltd	73,693	119,368
Amcor Ltd	34,427	321,460
AMP Ltd	209,737	362,062
Ansell Ltd	2,846	44,212
APA Group >>	29,912	179,177
Aristocrat Leisure Ltd	21,570	332,044
ASX Ltd	4,200	177,470
Atlas Arteria Ltd >>	26,907	118,689
Aurizon Holdings Ltd	132,056	398,413
AusNet Services	91,640	100,430
Australia & New Zealand Banking Group Ltd	77,466	1,338,509
Bank of Queensland Ltd	29,086	198,805
Beach Energy Ltd	111,545	105,389
Bendigo & Adelaide Bank Ltd	30,263	229,936
BHP Billiton Ltd	92,267	2,230,189
BHP Billiton Ltd ADR	16,788	810,693
BHP Billiton PLC ADR	25,431	1,065,305
BHP Group PLC *	22,625	478,089
BlueScope Steel Ltd	40,548	312,792
Boral Ltd	69,280	241,095
Brambles Ltd	61,210	437,936
Caltex Australia Ltd	18,035	323,572
Challenger Ltd	30,642	204,861
CIMIC Group Ltd	4,087	124,980
Cleanaway Waste Management Ltd	54,639	64,078
Coca-Cola Amatil Ltd	34,503	198,999
Cochlear Ltd	2,285	279,978
Coles Group Ltd *	38,910	321,749
Commonwealth Bank of Australia	53,438	2,725,748
Computershare Ltd	17,558	212,790
Crown Resorts Ltd	17,744	148,292
CSL Ltd	16,932	2,211,622
Domino’s Pizza Enterprises Ltd	3,047	87,288
Downer EDI Ltd	38,050	181,248
Evolution Mining Ltd	86,203	224,250
Flight Centre Travel Group Ltd	2,774	83,890
Fortescue Metals Group Ltd	149,148	439,806

	Shares	Value
Harvey Norman Holdings Ltd	31,468	$70,044
Healthscope Ltd	65,409	102,738
Iluka Resources Ltd	18,272	98,177
Incitec Pivot Ltd	109,118	252,229
Insurance Australia Group Ltd *	79,141	390,340
LendLease Group >>	24,393	199,833
Link Administration Holdings Ltd	18,441	88,004
Macquarie Group Ltd	11,265	862,853
Magellan Financial Group Ltd	6,497	107,804
Medibank Pvt Ltd	143,515	259,817
National Australia Bank Ltd	89,302	1,515,395
Newcrest Mining Ltd	31,490	483,972
Northern Star Resources Ltd	34,060	222,329
Oil Search Ltd	54,005	272,024
Orica Ltd	22,390	272,139
Origin Energy Ltd *	82,741	377,434
Orora Ltd	67,031	145,112
Qantas Airways Ltd	41,954	171,152
QBE Insurance Group Ltd	66,257	471,790
Qube Holdings Ltd	68,279	122,220
Ramsay Health Care Ltd	5,567	226,446
REA Group Ltd	2,211	115,353
Reece Ltd	5,654	39,641
Rio Tinto Ltd	14,119	781,430
Rio Tinto PLC	309	14,799
Rio Tinto PLC ADR	41,315	2,002,951
Santos Ltd	82,462	318,025
SEEK Ltd	15,506	184,989
Seven Group Holdings Ltd	3,529	35,283
Sonic Healthcare Ltd	15,604	243,424
South32 Ltd	65,473	155,748
South32 Ltd ADR	15,908	186,919
Spark Infrastructure Group >>	56,692	88,322
Suncorp Group Ltd	36,515	324,975
Sydney Airport >>	23,355	110,745
Tabcorp Holdings Ltd	93,001	281,163
Telstra Corp Ltd	155,633	312,334
The Star Entertainment Group Ltd	42,438	136,354
TPG Telecom Ltd	28,229	128,048
Transurban Group >>	71,230	584,622
Treasury Wine Estates Ltd	14,275	148,857
Wesfarmers Ltd	38,910	883,983
Westpac Banking Corp	93,298	1,648,565
Westpac Banking Corp ADR	11,778	205,762
Whitehaven Coal Ltd	70,270	214,144
WiseTech Global Ltd	3,277	39,068
Woodside Petroleum Ltd	25,905	570,620
Woolworths Group Ltd	45,376	941,280
WorleyParsons Ltd	15,313	122,992

		35,389,966

Austria - 0.3%

ams AG	559	13,461
ANDRITZ AG	2,698	123,908
Erste Group Bank AG	11,793	391,027
OMV AG	5,336	233,040
Raiffeisen Bank International AG	11,973	305,514
Verbund AG	1,349	57,753
voestalpine AG	9,214	274,802

		1,399,505

Belgium - 0.9%

Ageas	11,275	507,551
Anheuser-Busch InBev SA/NV	24,891	1,639,793
Anheuser-Busch InBev SA/NV ADR	6,123	402,955
Colruyt SA	3,153	224,875
Galapagos *	416	38,131
KBC Group NV	7,457	479,775
Proximus SADP	12,226	330,821
Solvay SA	5,127	512,711

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-99

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Telenet Group Holding NV	2,064	$96,002
UCB SA	7,350	600,323
Umicore SA	4,487	179,054

		5,011,991

Bermuda - 0.0%

Golar LNG Ltd (NOTC)	834	18,148

Brazil - 0.0%

Yamana Gold Inc	16,077	37,802

Cambodia - 0.0%

NagaCorp Ltd	186,000	199,839

Canada - 8.6%

Agnico Eagle Mines Ltd (NYSE)	3,763	152,025
Agnico Eagle Mines Ltd (TSE)	2,500	100,901
Air Canada *	7,800	148,321
Algonquin Power & Utilities Corp	17,364	174,632
Alimentation Couche-Tard Inc ‘B’	16,150	803,360
AltaGas Ltd	12,179	124,002
ARC Resources Ltd	27,325	162,125
Atco Ltd ‘I’	3,796	107,357
Aurora Cannabis Inc *	14,814	73,571
B2Gold Corp *	30,708	89,749
Bank of Montreal (NYSE)	18,182	1,188,194
Bank of Montreal (TSE)	7,130	465,811
Barrick Gold Corp (NYSE)	2,090	28,299
Barrick Gold Corp (TSE)	101,801	1,374,299
BCE Inc (TSE)	5,405	213,516
BlackBerry Ltd (NASDAQ) *	8,179	58,153
BlackBerry Ltd (TSE) *	10,625	75,570
Bombardier Inc ‘B’ *	82,400	122,526
Brookfield Asset Management Inc ‘A’	20,853	799,171
CAE Inc (NYSE)	2,538	46,572
CAE Inc (TSE)	12,000	220,539
Cameco Corp (NYSE)	11,761	133,487
Cameco Corp (TSE)	11,421	129,503
Canada Goose Holdings Inc *	1,000	43,715
Canadian Imperial Bank of Commerce (NYSE)	6,781	505,456
Canadian Imperial Bank of Commerce (TSE)	7,812	581,837
Canadian National Railway Co (NYSE)	17,455	1,293,590
Canadian National Railway Co (TSE)	10,212	756,325
Canadian Natural Resources Ltd (NYSE)	35,813	864,168
Canadian Natural Resources Ltd (TSE)	23,411	564,868
Canadian Pacific Railway Ltd (NYSE)	3,515	624,334
Canadian Pacific Railway Ltd (TSE)	1,900	337,134
Canadian Tire Corp Ltd ‘A’	3,325	347,649
Canadian Utilities Ltd ‘A’	3,732	85,618
Canfor Corp *	3,700	44,800
Canopy Growth Corp *	3,200	85,813
CCL Industries Inc ‘B’	6,000	220,012
Cenovus Energy Inc (NYSE)	33,093	232,644
Cenovus Energy Inc (TSE)	17,800	125,168
CGI Group Inc ‘A’ (NYSE) *	5,902	361,143
CGI Group Inc ‘A’ (TSE) *	3,600	220,187
CI Financial Corp	15,300	193,660
Cogeco Communications Inc	1,100	53,002
Constellation Software Inc	800	512,077
Crescent Point Energy Corp (NYSE)	14,090	42,552
Crescent Point Energy Corp (TSE)	15,309	46,425
Dollarama Inc	10,569	251,374
Emera Inc	1,500	48,026
Empire Co Ltd ‘A’	11,024	232,802
Enbridge Inc (NYSE)	26,845	834,343

	Shares	Value
Enbridge Inc (TSE)	21,641	$672,279
Encana Corp (NYSE)	21,092	121,912
Encana Corp (TSE)	25,367	146,420
Enerplus Corp (TSE)	15,199	118,234
Fairfax Financial Holdings Ltd	1,821	801,629
Finning International Inc	10,195	177,733
First Capital Realty Inc	9,800	135,313
Fortis Inc	12,493	416,464
Franco-Nevada Corp (NYSE)	3,396	238,297
Franco-Nevada Corp (TSE)	350	24,543
Genworth MI Canada Inc	2,500	73,616
George Weston Ltd	4,756	313,711
Gildan Activewear Inc (NYSE)	4,281	129,971
Gildan Activewear Inc (TSE)	2,800	84,993
Goldcorp Inc (NYSE)	20,872	204,546
Goldcorp Inc (TSE)	19,730	193,224
Great-West Lifeco Inc	8,000	165,133
Husky Energy Inc	26,933	278,366
Hydro One Ltd ~	9,800	145,363
IGM Financial Inc	4,900	111,373
Imperial Oil Ltd (ASE)	4,890	123,815
Imperial Oil Ltd (TSE)	3,750	95,014
Industrial Alliance Insurance & Financial Services Inc	7,993	255,094
Intact Financial Corp	3,750	272,460
Inter Pipeline Ltd	18,627	263,878
Keyera Corp	11,365	214,863
Kinder Morgan Canada Ltd ~	3,500	40,840
Kinross Gold Corp *	119,459	385,013
Kirkland Lake Gold Ltd	10,066	262,489
Linamar Corp	3,222	106,912
Loblaw Cos Ltd	6,863	307,206
Magna International Inc (NYSE)	10,963	498,268
Magna International Inc (TSE)	6,400	290,513
Manulife Financial Corp (NYSE)	31,351	444,871
Manulife Financial Corp (TSE)	24,104	341,997
Maple Leaf Foods Inc	2,533	50,708
Methanex Corp (NASDAQ)	1,604	77,265
Methanex Corp (TSE)	1,400	67,334
Metro Inc	8,500	294,748
National Bank of Canada	24,278	996,764
NFI Group Inc	1,200	29,921
Northland Power Inc	5,500	87,423
Nutrien Ltd (NYSE)	10,900	512,300
Nutrien Ltd (TSE)	5,465	256,677
Onex Corp	3,400	185,167
Open Text Corp (NASDAQ)	8,426	274,688
Open Text Corp (TSE)	2,400	78,230
Pan American Silver Corp	2,796	40,822
Parkland Fuel Corp	7,700	199,325
Pembina Pipeline Corp (NYSE)	6,191	183,687
Pembina Pipeline Corp (TSE)	6,453	191,482
PrairieSky Royalty Ltd	10,152	131,399
Premium Brands Holdings Corp	1,000	54,834
Quebecor Inc ‘B’	5,900	124,206
Restaurant Brands International Inc (TSE)	8,688	453,873
Ritchie Bros Auctioneers Inc (NYSE)	1,008	32,982
Ritchie Bros Auctioneers Inc (TSE)	804	26,301
Rogers Communications Inc ‘B’ (NYSE)	8,089	414,642
Rogers Communications Inc ‘B’ (TSE)	5,500	281,849
Royal Bank of Canada (NYSE)	27,715	1,899,032
Royal Bank of Canada (TSE)	21,654	1,482,090
Saputo Inc	6,200	177,980
Seven Generations Energy Ltd ‘A’ *	32,112	262,033
Shaw Communications Inc ‘B’ (NYSE)	10,956	198,194
Shaw Communications Inc ‘B’ (TSE)	8,335	150,863
Shopify Inc ‘A’ *	1,817	251,564
SNC-Lavalin Group Inc	6,527	219,543
Spin Master Corp * ~	1,300	36,557
Stantec Inc (NYSE)	4,283	93,626

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-100

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Sun Life Financial Inc (NYSE)	7,492	$248,659
Sun Life Financial Inc (TSE)	7,061	234,246
Suncor Energy Inc (NYSE)	45,298	1,266,985
Suncor Energy Inc (TSE)	23,599	659,119
Teck Resources Ltd ‘B’ (NYSE)	40,972	882,537
Teck Resources Ltd ‘B’ (TSE)	8,150	175,453
TELUS Corp	4,800	159,098
TFI International Inc	4,696	121,425
The Bank of Nova Scotia (NYSE)	19,406	967,777
The Bank of Nova Scotia (TSE)	18,913	942,741
The Stars Group Inc *	3,101	51,199
The Toronto-Dominion Bank (NYSE)	29,289	1,456,249
The Toronto-Dominion Bank (TSE)	22,268	1,106,875
Thomson Reuters Corp	8,340	402,810
TMX Group Ltd	2,900	150,247
Toromont Industries Ltd	4,046	160,809
Tourmaline Oil Corp	16,805	209,016
TransAlta Renewables Inc	1,100	8,356
TransCanada Corp (NYSE)	11,369	405,873
TransCanada Corp (TSE)	7,063	252,213
Vermilion Energy Inc (NYSE)	1,620	34,133
Vermilion Energy Inc (TSE)	5,830	122,818
West Fraser Timber Co Ltd	6,006	296,692
Wheaton Precious Metals Corp (NYSE)	5,413	105,716
Wheaton Precious Metals Corp (TSE)	13,908	271,497
Whitecap Resources Inc	11,087	35,327
Winpak Ltd	500	17,488
WSP Global Inc	3,648	156,774

		45,476,999

Chile - 0.1%

Antofagasta PLC	23,881	238,846
Lundin Mining Corp	62,400	257,791

		496,637

China - 0.1%

BOC Hong Kong Holdings Ltd	111,500	413,857

Colombia - 0.1%

Millicom International Cellular SA SDR	4,543	287,462

Denmark - 1.7%

Ambu AS ‘B’	3,276	79,140
AP Moller - Maersk AS ‘A’	111	131,697
AP Moller - Maersk AS ‘B’	139	174,852
Bakkafrost P/F	1,531	74,934
Carlsberg AS ‘B’	3,151	335,201
Chr Hansen Holding AS	3,093	274,555
Coloplast AS ‘B’	4,508	419,314
Danske Bank AS	18,956	376,322
DSV AS	8,838	583,683
Genmab AS *	2,837	466,461
GN Store Nord AS	1,909	71,528
H Lundbeck AS	3,975	174,951
ISS AS	8,985	251,551
Novo Nordisk AS ‘B’	48,370	2,221,492
Novo Nordisk AS ADR	19,216	885,281
Novozymes AS ‘B’	9,828	439,139
Orsted AS ~	5,289	353,928
Pandora AS	7,612	310,759
Rockwool International AS ‘B’	613	160,302
Tryg AS	7,887	198,918
Vestas Wind Systems AS	10,335	782,345
William Demant Holding AS *	6,094	173,507

		8,939,860

	Shares	Value

Finland - 1.3%

Elisa OYJ	8,334	$345,188
Fortum OYJ	27,447	600,797
Kesko Oyj ‘A’	1,594	79,664
Kesko OYJ ‘B’	1,143	61,686
Kone OYJ ‘B’	13,385	639,018
Neste OYJ	6,672	516,563
Nokia OYJ (OMXH)	146,659	851,373
Nokia OYJ (XPAR)	20,544	119,138
Nordea Bank Abp	85,309	718,148
Sampo OYJ ‘A’	17,107	758,176
Stora Enso OYJ ‘R’	42,742	495,538
UPM-Kymmene OYJ	46,411	1,174,840
Wartsila OYJ Abp	17,843	284,827

		6,644,956

France - 9.1%

Accor SA	6,871	292,185
Aeroports de Paris	1,553	294,491
Air Liquide SA	14,896	1,849,719
Airbus SE	19,720	1,880,100
Alstom SA	7,588	306,513
Amundi SA ~	2,366	125,093
Arkema SA	6,536	561,103
Atos SE	6,316	517,505
AXA SA	49,992	1,078,922
BioMerieux	1,911	126,050
BNP Paribas SA	28,288	1,277,506
Bollore SA (XPAR)	46,463	186,282
Bouygues SA	15,281	548,722
Bureau Veritas SA	13,473	274,544
Capgemini SE	7,898	785,575
Carrefour SA	43,499	743,264
Cie de Saint-Gobain	31,234	1,036,859
Cie Generale des Etablissements Michelin	13,210	1,300,220
Cie Plastic Omnium SA	2,979	68,756
CNP Assurances	9,885	209,824
Credit Agricole SA	32,082	345,280
Danone SA	21,732	1,531,728
Dassault Aviation SA	72	99,818
Dassault Systemes SE	3,406	404,564
Edenred	11,154	410,790
Eiffage SA	8,434	705,143
Electricite de France SA	29,700	470,058
Engie SA	50,113	720,020
EssilorLuxottica SA	6,673	845,855
Eutelsat Communications SA	3,691	72,717
Faurecia SA	8,103	305,737
Getlink	11,079	148,872
Hermes International	1,057	587,227
Iliad SA	2,406	337,664
Imerys SA	2,583	124,133
Ingenico Group SA	915	51,906
Ipsen SA	1,326	171,567
JCDecaux SA	2,758	77,486
Kering SA	2,635	1,234,414
L’Oreal SA	7,544	1,726,250
Legrand SA	10,057	568,547
LVMH Moet Hennessy Louis Vuitton SE	10,578	3,096,982
Natixis SA	50,578	238,550
Orange SA	89,640	1,452,684
Orange SA ADR	5,000	80,950
Orpea	2,853	291,401
Pernod Ricard SA	4,472	733,946
Peugeot SA	58,634	1,250,533
Publicis Groupe SA	14,724	840,102
Remy Cointreau SA	795	90,131
Renault SA	10,567	658,251
Safran SA	9,058	1,086,370

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-101

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Sanofi	26,551	$2,303,295
Sartorius Stedim Biotech	1,140	114,136
Schneider Electric SE (XPAR)	17,257	1,170,563
SCOR SE	10,721	481,977
SEB SA	1,577	203,811
Societe Generale SA	20,668	655,269
Sodexo SA	3,944	404,478
Suez	15,614	206,269
Teleperformance	3,879	620,522
Thales SA	4,033	471,285
TOTAL SA	80,252	4,232,900
Ubisoft Entertainment SA *	4,969	400,312
Valeo SA	13,034	380,144
Veolia Environnement SA	13,766	281,917
Vinci SA	18,184	1,495,306
Vivendi SA	26,504	642,386
Worldline SA * ~	1,012	48,939

		48,336,418

Germany - 7.1%

1&1 Drillisch AG	2,201	112,408
adidas AG	6,387	1,334,812
Allianz SE	10,605	2,131,129
Aroundtown SA	25,949	215,272
Axel Springer SE	3,183	180,337
BASF SE	36,827	2,565,133
Bayer AG	22,827	1,587,589
Bayerische Motoren Werke AG	14,808	1,201,005
Beiersdorf AG	2,224	231,969
Brenntag AG	10,247	447,273
Carl Zeiss Meditec AG	1,312	102,377
Commerzbank AG *	54,435	361,453
Continental AG	4,543	632,548
Covestro AG ~	10,695	529,664
Daimler AG (XETR)	39,445	2,079,338
Deutsche Bank AG (NYSE)	26,127	212,935
Deutsche Bank AG (XETR)	73,692	587,707
Deutsche Boerse AG	7,168	856,972
Deutsche Lufthansa AG	22,764	514,092
Deutsche Post AG	36,380	993,509
Deutsche Telekom AG	131,262	2,231,023
Deutsche Wohnen SE	10,011	457,510
E.ON SE	95,229	940,036
Evonik Industries AG	11,409	284,782
Fielmann AG	1,320	81,743
Fraport AG Frankfurt Airport Services Worldwide	2,977	213,058
Fresenius Medical Care AG & Co KGaA	14,024	909,053
Fresenius SE & Co KGaA	13,647	659,615
Fuchs Petrolub SE	1,746	70,125
GEA Group AG	6,018	154,937
Hannover Rueck SE	2,618	352,828
Hapag-Lloyd AG ~	1,440	36,978
HeidelbergCement AG	6,865	420,809
Hella GmbH & Co KGaA	2,175	87,109
Henkel AG & Co KGaA	2,890	284,442
HOCHTIEF AG	807	108,986
HUGO BOSS AG	2,664	164,220
Infineon Technologies AG	44,996	900,895
Innogy SE *	5,244	223,029
KION Group AG	5,585	284,018
LANXESS AG	6,125	281,606
LEG Immobilien AG	2,758	287,741
MAN SE	1,627	167,856
Merck KGaA	3,636	374,263
METRO AG	15,892	244,532
MTU Aero Engines AG	3,177	576,948
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,883	846,877
Nemetschek SE	217	23,873

	Shares	Value
OSRAM Licht AG	1,552	$67,541
ProSiebenSat.1 Media SE	12,192	216,939
Puma SE	299	146,281
Rational AG	153	86,943
RWE AG	29,074	633,228
SAP SE	21,356	2,119,575
SAP SE ADR	2,571	255,943
Siemens AG	19,817	2,211,608
Symrise AG	4,814	356,684
Talanx AG *	3,304	112,828
Telefonica Deutschland Holding AG	37,543	147,766
thyssenkrupp AG *	18,900	324,663
TUI AG	22,001	316,215
Uniper SE	8,951	230,895
United Internet AG	8,660	379,036
Volkswagen AG	1,609	257,398
Vonovia SE	12,999	585,981
Wacker Chemie AG	1,226	111,435
Wirecard AG	3,119	470,196
Zalando SE * ~	1,905	49,222

		37,626,791

Hong Kong - 2.9%

AIA Group Ltd	402,800	3,345,983
ASM Pacific Technology Ltd	23,500	226,873
Cathay Pacific Airways Ltd *	43,000	61,190
Chow Tai Fook Jewellery Group Ltd	31,200	25,974
CK Asset Holdings Ltd	71,780	525,184
CK Hutchison Holdings Ltd	73,780	708,156
CK Infrastructure Holdings Ltd	27,000	204,328
CLP Holdings Ltd	51,500	581,996
Dairy Farm International Holdings Ltd	14,900	135,057
Haitong International Securities Group Ltd	75,394	23,643
Hang Lung Group Ltd	58,000	147,881
Hang Lung Properties Ltd	106,000	201,477
Hang Seng Bank Ltd	29,800	667,557
Henderson Land Development Co Ltd	41,252	205,314
HK Electric Investments & HK Electric Investments Ltd >>	72,500	73,071
HKT Trust & HKT Ltd >>	282,000	406,229
Hong Kong & China Gas Co Ltd	229,218	473,575
Hong Kong Exchanges & Clearing Ltd	45,277	1,308,892
Hongkong Land Holdings Ltd	37,100	233,883
Hopewell Holdings Ltd	4,500	19,789
Hutchison Port Holdings Trust	211,000	51,696
Hysan Development Co Ltd	29,000	137,906
Kerry Properties Ltd	52,000	177,480
Kingston Financial Group Ltd	182,000	43,295
Landing International Development Ltd *	25,200	7,929
Li & Fung Ltd	372,000	58,695
Melco International Development Ltd	74,000	150,056
Melco Resorts & Entertainment Ltd ADR	5,670	99,905
MTR Corp Ltd	46,090	242,564
New World Development Co Ltd	363,678	480,335
NWS Holdings Ltd	61,533	126,350
PCCW Ltd	430,000	247,603
Power Assets Holdings Ltd	41,000	284,843
Shangri-La Asia Ltd (XHKG)	52,666	77,749
Sino Land Co Ltd	172,994	296,387
Sun Hung Kai Properties Ltd	42,492	606,429
Swire Pacific Ltd ‘A’	32,000	337,856
Swire Pacific Ltd ‘B’	70,000	117,002
Swire Properties Ltd	40,600	142,654
Techtronic Industries Co Ltd	58,500	310,440
The Bank of East Asia Ltd	60,526	191,961
The Wharf Holdings Ltd	75,000	195,533
Vitasoy International Holdings Ltd	38,000	144,654
VTech Holdings Ltd	5,100	42,301
WH Group Ltd ~	637,500	489,630
Wharf Real Estate Investment Co Ltd	29,000	173,447

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-102

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Wheelock & Co Ltd	35,000	$200,374
Xinyi Glass Holdings Ltd	184,000	203,256
Yue Yuen Industrial Holdings Ltd	84,000	268,908

		15,483,290

Ireland - 0.7%

AIB Group PLC	38,774	163,499
Bank of Ireland Group PLC	61,340	341,156
CRH PLC	1,776	47,041
CRH PLC ADR	42,466	1,118,979
Glanbia PLC	2,094	39,323
James Hardie Industries PLC CDI	14,694	160,088
Kerry Group PLC ‘A’	5,616	556,111
Kingspan Group PLC	9,243	396,224
Paddy Power Betfair PLC	4,673	383,620
Smurfit Kappa Group PLC	10,216	271,823

		3,477,864

Israel - 0.4%

Azrieli Group Ltd	1,598	76,451
Bank Hapoalim BM	58,465	369,741
Bank Leumi Le-Israel BM	88,264	533,557
Bezeq The Israeli Telecommunication Corp Ltd	72,852	71,091
Delek Group Ltd	297	42,665
Elbit Systems Ltd	906	103,998
First International Bank Of Israel Ltd	3,303	69,335
Israel Chemicals Ltd	27,171	154,496
Israel Discount Bank Ltd ‘A’	34,978	107,930
Melisron Ltd	708	29,551
Mizrahi Tefahot Bank Ltd	11,518	194,531
Nice Ltd ADR *	1,765	190,991
Strauss Group Ltd	2,446	55,542
Teva Pharmaceutical Industries Ltd	920	14,152
Teva Pharmaceutical Industries Ltd ADR	20,244	312,162
Tower Semiconductor Ltd *	1,324	19,516

		2,345,709

Italy - 1.7%

A2A SPA	44,187	79,690
Assicurazioni Generali SPA	44,477	743,388
Atlantia SPA	11,542	238,863
Banca Mediolanum SPA	4,790	27,929
Davide Campari-Milano SPA	19,531	165,396
Enel SPA	263,438	1,527,214
Eni SPA	93,231	1,472,788
Eni SPA ADR	5,807	182,921
Ferrari NV	4,729	470,555
FinecoBank Banca Fineco SPA	21,555	216,874
Intesa Sanpaolo SPA	380,536	847,310
Leonardo SPA	23,093	203,454
Mediobanca Banca di Credito Finanziario SPA	36,953	312,675
Moncler SPA	9,790	325,788
Poste Italiane SPA ~	29,472	236,327
PRADA SPA	20,800	68,631
Prysmian SPA	3,420	66,543
Recordati SPA	2,349	81,346
Snam SPA	78,407	343,294
Telecom Italia SPA *	866,920	479,934
Telecom Italia SPA ADR *	2,600	14,430
Terna Rete Elettrica Nazionale SPA	51,141	290,437
UniCredit SPA	56,484	639,789
UnipolSai Assicurazioni SPA	49,670	112,459

		9,148,035

Japan - 23.4%

ABC-Mart Inc	900	49,841
Acom Co Ltd	14,000	45,542
Advantest Corp	5,800	118,672

	Shares	Value
Aeon Co Ltd	26,200	$512,107
Aeon Delight Co Ltd	400	13,346
AEON Financial Service Co Ltd	9,200	163,216
Aeon Mall Co Ltd	2,370	37,758
AGC Inc	14,800	460,028
Aica Kogyo Co Ltd	2,000	66,877
Ain Holdings Inc	1,300	93,203
Air Water Inc	12,000	180,855
Aisin Seiki Co Ltd	7,400	254,382
Ajinomoto Co Inc	15,300	271,867
Alfresa Holdings Corp	6,600	168,231
Alps Electric Co Ltd	13,600	263,709
Amada Holdings Co Ltd	19,500	175,049
ANA Holdings Inc	3,300	118,467
Anritsu Corp	2,600	36,007
Aoyama Trading Co Ltd	2,100	50,367
Aozora Bank Ltd	5,600	166,907
Ariake Japan Co Ltd	700	45,410
Asahi Group Holdings Ltd	13,200	511,550
Asahi Intecc Co Ltd	3,400	143,838
Asahi Kasei Corp	50,600	519,327
Asics Corp	6,400	81,284
Astellas Pharma Inc	57,700	737,211
Azbil Corp	5,400	106,724
Bandai Namco Holdings Inc	8,700	390,623
Benefit One Inc	1,800	55,391
Benesse Holdings Inc	2,400	61,052
Bic Camera Inc	4,900	62,128
Bridgestone Corp	23,700	909,270
Brother Industries Ltd	17,300	256,062
Calbee Inc	2,100	65,592
Canon Inc	27,500	756,682
Canon Inc ADR	6,782	187,183
Canon Marketing Japan Inc	2,600	46,340
Capcom Co Ltd	2,800	55,517
Casio Computer Co Ltd	9,400	111,449
Central Japan Railway Co	4,500	949,442
Chiyoda Corp	11,300	31,751
Chubu Electric Power Co Inc	17,400	247,244
Chugai Pharmaceutical Co Ltd	5,200	301,596
Citizen Watch Co Ltd	16,500	81,259
Coca-Cola Bottlers Japan Holdings Inc	6,375	190,109
Colowide Co Ltd	2,300	47,938
COMSYS Holdings Corp	5,600	136,664
Concordia Financial Group Ltd	62,500	238,821
Cosmo Energy Holdings Co Ltd	5,200	105,573
Cosmos Pharmaceutical Corp	300	50,055
Credit Saison Co Ltd	10,300	120,679
CyberAgent Inc	4,200	162,362
Dai Nippon Printing Co Ltd	13,500	281,800
Dai-ichi Life Holdings Inc	29,000	450,359
Daicel Corp	19,400	199,153
Daido Steel Co Ltd	2,500	98,100
Daifuku Co Ltd	3,400	154,158
Daiichi Sankyo Co Ltd	11,000	351,843
Daiichikosho Co Ltd	2,300	109,323
Daikin Industries Ltd	8,500	903,171
Daio Paper Corp	5,500	63,359
Daito Trust Construction Co Ltd	2,600	355,949
Daiwa House Industry Co Ltd	27,100	864,447
Daiwa Securities Group Inc	78,000	395,900
DeNA Co Ltd	7,500	125,099
Denka Co Ltd	7,700	216,723
Denso Corp	13,800	610,894
Dentsu Inc	6,100	272,430
DIC Corp	7,600	232,509
Disco Corp	1,200	139,522
DMG Mori Co Ltd	4,300	48,296
Don Quijote Holdings Co Ltd	2,900	179,297
Dowa Holdings Co Ltd	3,200	95,778

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-103

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
East Japan Railway Co	10,200	$900,763
Ebara Corp	5,600	125,453
Eisai Co Ltd	5,200	402,583
Electric Power Development Co Ltd	4,800	113,903
en-japan Inc	1,400	43,336
Ezaki Glico Co Ltd	2,200	111,695
FamilyMart UNY Holdings Co Ltd	1,517	190,921
FANCL Corp	1,800	45,924
FANUC Corp	4,400	667,742
Fast Retailing Co Ltd	2,000	1,021,482
FP Corp	1,100	67,318
Fuji Electric Co Ltd	7,400	217,948
Fuji Oil Holdings Inc	3,400	108,539
Fuji Seal International Inc	2,100	74,020
FUJIFILM Holdings Corp	10,700	414,780
Fujitsu General Ltd	3,000	38,562
Fujitsu Ltd	10,000	623,362
Fukuoka Financial Group Inc	6,600	133,805
Fukuyama Transporting Co Ltd	1,500	57,801
Furukawa Electric Co Ltd	6,700	167,214
Fuyo General Lease Co Ltd	200	10,185
Glory Ltd	3,200	71,962
GMO internet Inc	2,600	34,691
GMO Payment Gateway Inc	1,400	59,608
Goldwin Inc	400	42,964
GS Yuasa Corp	3,600	73,419
GungHo Online Entertainment Inc *	7,100	12,995
H2O Retailing Corp	6,100	86,549
Hakuhodo DY Holdings Inc	10,000	142,704
Hamamatsu Photonics KK	3,000	100,538
Hankyu Hanshin Holdings Inc	10,300	342,451
Harmonic Drive Systems Inc	2,400	65,447
Haseko Corp	28,100	294,252
Heiwa Corp	2,800	57,004
Hikari Tsushin Inc	700	109,414
Hino Motors Ltd	15,100	142,190
Hirose Electric Co Ltd	1,156	113,096
HIS Co Ltd	2,500	90,898
Hisamitsu Pharmaceutical Co Inc	1,300	71,763
Hitachi Capital Corp	5,600	117,744
Hitachi Chemical Co Ltd	6,600	99,289
Hitachi Construction Machinery Co Ltd	7,800	182,529
Hitachi High-Technologies Corp	3,300	103,337
Hitachi Ltd	38,700	1,025,946
Hitachi Ltd ADR	1,820	96,387
Hitachi Metals Ltd	13,300	138,327
Hitachi Transport System Ltd	3,200	90,959
Hokuhoku Financial Group Inc	4,200	47,108
Hokuriku Electric Power Co *	3,400	29,629
Honda Motor Co Ltd	52,999	1,396,262
Honda Motor Co Ltd ADR	6,220	164,519
Horiba Ltd	2,900	118,199
Hoshizaki Corp	1,100	66,747
House Foods Group Inc	3,800	130,148
Hoya Corp	14,250	859,276
Hulic Co Ltd	10,300	92,045
Ibiden Co Ltd	5,900	82,913
Ichigo Inc	15,400	44,621
Idemitsu Kosan Co Ltd	12,600	409,836
IHI Corp	10,600	291,941
Iida Group Holdings Co Ltd	8,000	138,569
Inpex Corp	29,100	257,850
Isetan Mitsukoshi Holdings Ltd	14,600	161,311
Isuzu Motors Ltd	29,300	410,994
Ito En Ltd	2,500	111,843
ITOCHU Corp	34,700	589,302
Itochu Techno-Solutions Corp	4,400	85,204
Itoham Yonekyu Holdings Inc	7,400	44,753
Izumi Co Ltd	1,500	69,773
J Front Retailing Co Ltd	11,700	133,914

	Shares	Value
Japan Airlines Co Ltd	4,500	$159,485
Japan Airport Terminal Co Ltd	1,600	55,311
Japan Exchange Group Inc	20,200	325,823
Japan Lifeline Co Ltd	1,700	21,912
Japan Post Holdings Co Ltd	37,600	434,131
Japan Tobacco Inc	37,500	891,041
JFE Holdings Inc	17,600	280,338
JGC Corp	7,000	98,520
JSR Corp	12,200	183,128
JTEKT Corp	19,200	212,347
JXTG Holdings Inc	164,550	854,595
K’s Holdings Corp	8,800	86,619
Kagome Co Ltd	2,300	60,280
Kajima Corp	30,666	411,939
Kakaku.com Inc	4,800	84,906
Kaken Pharmaceutical Co Ltd	1,600	71,043
Kamigumi Co Ltd	6,300	128,890
Kandenko Co Ltd	4,800	46,525
Kaneka Corp	3,800	136,087
Kansai Paint Co Ltd	5,300	101,799
Kao Corp	18,500	1,369,326
Kawasaki Heavy Industries Ltd	12,000	256,076
Kawasaki Kisen Kaisha Ltd *	3,100	38,018
KDDI Corp	69,600	1,663,086
Keihan Holdings Co Ltd	6,000	244,480
Keikyu Corp	7,600	124,194
Keio Corp	3,600	209,495
Keisei Electric Railway Co Ltd	4,700	147,256
Kewpie Corp	6,600	146,965
Keyence Corp	2,780	1,405,139
Kikkoman Corp	3,000	160,544
Kinden Corp	7,700	124,673
Kintetsu Group Holdings Co Ltd	5,600	243,337
Kirin Holdings Co Ltd	32,300	673,505
Kobayashi Pharmaceutical Co Ltd	1,400	94,942
Kobe Bussan Co Ltd	1,600	47,131
Kobe Steel Ltd	33,800	234,275
Koito Manufacturing Co Ltd	4,400	227,011
Kokuyo Co Ltd	3,300	48,201
Komatsu Ltd	36,300	780,085
Konami Holdings Corp	3,400	149,402
Konica Minolta Inc	38,400	345,655
Kose Corp	1,200	188,493
Kubota Corp	26,700	379,506
Kuraray Co Ltd	21,600	303,794
Kurita Water Industries Ltd	6,300	152,529
Kusuri no Aoki Holdings Co Ltd	500	31,583
Kyocera Corp	8,400	419,874
Kyoritsu Maintenance Co Ltd	600	26,239
Kyowa Exeo Corp	4,200	98,344
Kyowa Hakko Kirin Co Ltd	6,800	128,493
Kyudenko Corp	2,000	75,796
Kyushu Electric Power Co Inc	13,900	165,516
Kyushu Financial Group Inc	16,500	62,274
Kyushu Railway Co	4,700	159,014
Lawson Inc	2,500	158,136
LINE Corp *	1,300	44,399
Lintec Corp	1,900	40,810
Lion Corp	7,000	144,673
LIXIL Group Corp	20,900	259,098
M3 Inc	16,000	215,540
Mabuchi Motor Co Ltd	2,100	64,329
Maeda Corp	10,200	95,248
Maeda Road Construction Co Ltd	2,600	53,864
Makita Corp	6,300	223,751
Marubeni Corp	44,500	312,235
Maruha Nichiro Corp	2,100	70,565
Marui Group Co Ltd	7,500	145,349
Maruichi Steel Tube Ltd	3,200	100,383
Matsui Securities Co Ltd	3,100	32,557

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-104

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Matsumotokiyoshi Holdings Co Ltd	2,600	$79,942
Mazda Motor Corp	33,700	346,449
McDonald’s Holdings Co Japan Ltd	2,200	93,452
Mebuki Financial Group Inc	43,360	114,670
Medipal Holdings Corp	6,500	139,062
Megmilk Snow Brand Co Ltd	3,000	77,663
MEIJI Holdings Co Ltd	4,700	383,038
MINEBEA MITSUMI Inc	18,100	261,002
MISUMI Group Inc	8,600	181,174
Mitsubishi Chemical Holdings Corp	58,400	441,210
Mitsubishi Corp	34,600	948,613
Mitsubishi Electric Corp	62,700	691,430
Mitsubishi Estate Co Ltd	35,400	556,966
Mitsubishi Gas Chemical Co Inc	7,900	118,339
Mitsubishi Heavy Industries Ltd	8,500	305,000
Mitsubishi Logistics Corp	3,500	79,530
Mitsubishi Materials Corp	8,300	218,711
Mitsubishi Motors Corp	28,600	155,747
Mitsubishi Tanabe Pharma Corp	8,200	118,372
Mitsubishi UFJ Financial Group Inc	295,300	1,449,230
Mitsubishi UFJ Financial Group Inc ADR	28,359	138,108
Mitsubishi UFJ Lease & Finance Co Ltd	42,600	204,183
Mitsui & Co Ltd	37,000	568,442
Mitsui & Co Ltd ADR	300	93,150
Mitsui Chemicals Inc	14,200	320,582
Mitsui Fudosan Co Ltd	22,800	506,431
Mitsui Mining & Smelting Co Ltd	1,200	24,778
Mitsui OSK Lines Ltd	7,900	170,955
Miura Co Ltd	2,800	63,600
Mixi Inc	5,000	104,929
Mizuho Financial Group Inc	527,600	816,321
Mizuho Financial Group Inc ADR	71,432	214,296
Mochida Pharmaceutical Co Ltd	500	41,046
MonotaRO Co Ltd	5,400	133,117
Morinaga & Co Ltd	2,100	90,107
MS&AD Insurance Group Holdings Inc	13,200	375,214
Murata Manufacturing Co Ltd	4,300	579,424
Nabtesco Corp	7,700	166,712
Nagase & Co Ltd	5,100	70,236
Nagoya Railroad Co Ltd	5,000	131,682
Nankai Electric Railway Co Ltd	4,200	111,271
NEC Corp	16,100	478,715
Nexon Co Ltd *	14,600	188,479
NGK Insulators Ltd	12,200	165,359
NGK Spark Plug Co Ltd	10,300	203,888
NH Foods Ltd	5,500	206,756
NHK Spring Co Ltd	17,200	150,271
Nichirei Corp	5,200	142,324
Nidec Corp	6,700	758,085
Nidec Corp ADR	2,071	58,092
Nifco Inc	6,800	160,880
Nihon Kohden Corp	2,500	81,508
Nihon M&A Center Inc	7,600	152,972
Nihon Unisys Ltd	2,500	55,721
Nikkon Holdings Co Ltd	1,200	28,647
Nikon Corp	15,300	227,895
Nintendo Co Ltd	2,300	610,740
Nippo Corp	3,000	57,397
Nippon Electric Glass Co Ltd	5,700	139,647
Nippon Express Co Ltd	5,000	277,766
Nippon Gas Co Ltd	1,600	57,978
Nippon Kayaku Co Ltd	6,000	76,188
Nippon Paint Holdings Co Ltd	4,500	153,322
Nippon Paper Industries Co Ltd	6,000	107,065
Nippon Shinyaku Co Ltd	1,100	69,720
Nippon Shokubai Co Ltd	1,600	101,997
Nippon Steel & Sumitomo Metal Corp	21,863	375,626
Nippon Suisan Kaisha Ltd	26,100	145,573
Nippon Telegraph & Telephone Corp	21,500	877,185
Nippon Yusen KK	12,300	188,081

	Shares	Value
Nipro Corp	14,300	$174,932
Nishi-Nippon Financial Holdings Inc	3,600	31,205
Nishi-Nippon Railroad Co Ltd	2,000	50,368
Nissan Chemical Corp	4,000	208,732
Nissan Motor Co Ltd	106,800	854,327
Nisshin Seifun Group Inc	7,440	153,237
Nisshinbo Holdings Inc	7,700	58,106
Nissin Foods Holdings Co Ltd	1,800	112,782
Nitori Holdings Co Ltd	2,800	350,673
Nitto Denko Corp	11,100	556,714
NOF Corp	3,300	112,355
NOK Corp	6,700	93,346
Nomura Holdings Inc	86,700	328,559
Nomura Holdings Inc ADR	14,971	55,692
Nomura Real Estate Holdings Inc	7,900	144,867
Nomura Research Institute Ltd	4,182	155,080
NS Solutions Corp	900	21,544
NSK Ltd	23,200	199,051
NTN Corp	43,500	125,005
NTT Data Corp	22,500	245,918
NTT DOCOMO Inc	40,500	910,003
Obayashi Corp	39,000	353,142
Obic Co Ltd	1,600	123,502
Odakyu Electric Railway Co Ltd	7,500	164,930
Oji Holdings Corp	59,000	301,457
Olympus Corp	12,400	379,251
Omron Corp	7,900	286,390
Ono Pharmaceutical Co Ltd	8,200	167,450
Open House Co Ltd	2,000	67,338
Oracle Corp Japan	1,100	69,826
Orient Corp	20,800	25,326
Oriental Land Co Ltd	4,600	462,620
ORIX Corp	59,000	862,103
Osaka Gas Co Ltd	11,400	207,958
OSG Corp	3,700	71,595
Otsuka Corp	3,600	99,077
Otsuka Holdings Co Ltd	8,400	343,260
Outsourcing Inc	2,700	25,823
PALTAC Corp	800	37,729
Panasonic Corp	90,700	814,796
Panasonic Corp ADR	13,000	116,870
Park24 Co Ltd	4,900	107,904
Penta-Ocean Construction Co Ltd	3,800	20,995
PeptiDream Inc *	1,800	71,065
Persol Holdings Co Ltd	6,700	99,384
Pigeon Corp	4,400	187,672
Pilot Corp	1,400	67,716
Pola Orbis Holdings Inc	3,100	83,539
Rakuten Inc *	42,600	285,787
Recruit Holdings Co Ltd	41,000	990,508
Relo Group Inc	4,000	93,425
Renesas Electronics Corp *	63,900	290,229
Rengo Co Ltd	12,800	100,991
Resona Holdings Inc	62,700	300,739
Resorttrust Inc	2,100	30,780
Ricoh Co Ltd	40,200	392,831
Rinnai Corp	1,400	92,184
Rohm Co Ltd	3,800	242,535
Rohto Pharmaceutical Co Ltd	3,300	90,074
Ryohin Keikaku Co Ltd	1,000	242,783
Sankyo Co Ltd	1,700	64,652
Sankyu Inc	3,700	167,069
Santen Pharmaceutical Co Ltd	12,400	178,910
Sanwa Holdings Corp	11,800	133,976
Sapporo Holdings Ltd	5,100	105,897
Sawai Pharmaceutical Co Ltd	1,900	90,508
SBI Holdings Inc	11,420	222,713
SCREEN Holdings Co Ltd	2,800	117,389
SCSK Corp	2,100	74,411
Secom Co Ltd	5,300	439,638

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-105

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Sega Sammy Holdings Inc	6,800	$94,797
Seibu Holdings Inc	15,200	264,381
Seiko Epson Corp	19,400	270,953
Seino Holdings Co Ltd	7,600	99,502
Sekisui Chemical Co Ltd	24,100	358,262
Sekisui House Ltd	22,100	324,540
Seria Co Ltd	1,900	64,615
Seven & i Holdings Co Ltd	28,700	1,247,162
Seven Bank Ltd	42,700	121,893
Sharp Corp	5,700	57,068
Shikoku Electric Power Co Inc	8,700	105,009
Shima Seiki Manufacturing Ltd	700	20,350
Shimadzu Corp	6,000	118,319
Shimamura Co Ltd	1,100	84,233
Shimano Inc	1,900	267,838
Shimizu Corp	23,500	191,171
Shin-Etsu Chemical Co Ltd	9,000	691,495
Shinsei Bank Ltd	8,500	101,050
Shionogi & Co Ltd	7,000	399,528
Ship Healthcare Holdings Inc	2,200	81,342
Shiseido Co Ltd	14,200	889,317
SHO-BOND Holdings Co Ltd	500	37,064
Showa Denko KK	9,000	267,251
Showa Shell Sekiyu KK	8,000	110,833
Skylark Holdings Co Ltd	13,400	211,541
SMC Corp	1,400	421,501
SoftBank Group Corp	33,500	2,194,221
Sohgo Security Services Co Ltd	2,700	126,151
Sojitz Corp	63,300	219,188
Sompo Holdings Inc	8,950	304,032
Sony Corp	28,100	1,354,690
Sony Corp ADR	18,942	914,520
Sony Financial Holdings Inc	5,300	98,774
Sotetsu Holdings Inc	4,300	127,869
Square Enix Holdings Co Ltd	3,800	103,447
Stanley Electric Co Ltd	8,500	237,784
Subaru Corp	21,700	463,585
Sugi Holdings Co Ltd	1,100	43,476
SUMCO Corp	16,000	178,192
Sumitomo Bakelite Co Ltd	2,600	89,469
Sumitomo Chemical Co Ltd	124,400	602,433
Sumitomo Corp	29,800	422,825
Sumitomo Dainippon Pharma Co Ltd	6,300	200,909
Sumitomo Electric Industries Ltd	26,100	345,651
Sumitomo Forestry Co Ltd	14,600	191,140
Sumitomo Heavy Industries Ltd	6,400	189,767
Sumitomo Metal Mining Co Ltd	10,500	281,184
Sumitomo Mitsui Financial Group Inc	33,700	1,110,923
Sumitomo Mitsui Trust Holdings Inc	9,300	338,678
Sumitomo Realty & Development Co Ltd	10,000	366,086
Sumitomo Rubber Industries Ltd	20,700	243,698
Sundrug Co Ltd	3,200	95,293
Suntory Beverage & Food Ltd	5,700	257,370
Suruga Bank Ltd	10,300	37,964
Suzuken Co Ltd	3,000	152,768
Suzuki Motor Corp	13,000	655,348
Sysmex Corp	6,000	284,946
T&D Holdings Inc	25,300	292,658
Taiheiyo Cement Corp	9,000	276,977
Taisei Corp	12,600	539,638
Taisho Pharmaceutical Holdings Co Ltd	1,200	120,442
Taiyo Nippon Sanso Corp	8,200	133,306
Taiyo Yuden Co Ltd	11,900	176,529
Takara Holdings Inc	5,900	71,693
Takashimaya Co Ltd	7,500	95,762
Takeda Pharmaceutical Co Ltd	19,800	671,111
TDK Corp	8,900	623,048
TechnoPro Holdings Inc	1,200	49,299
Teijin Ltd	22,300	355,906
Terumo Corp	11,000	620,456

	Shares	Value
The Bank of Kyoto Ltd	3,300	$135,613
The Chiba Bank Ltd	31,000	172,685
The Chugoku Bank Ltd	7,900	66,225
The Chugoku Electric Power Co Inc	11,000	142,953
The Gunma Bank Ltd	16,000	66,572
The Hachijuni Bank Ltd	19,000	77,602
The Hiroshima Bank Ltd	16,300	86,108
The Iyo Bank Ltd	14,100	74,219
The Japan Steel Works Ltd	2,500	40,014
The Kansai Electric Power Co Inc	19,000	284,938
The Shizuoka Bank Ltd	25,000	194,876
The Yokohama Rubber Co Ltd	13,100	245,001
THK Co Ltd	8,500	158,796
TIS Inc	3,300	129,930
Tobu Railway Co Ltd	6,100	164,701
Toda Corp	10,000	62,320
Toho Co Ltd	3,400	123,192
Toho Gas Co Ltd	2,600	109,367
Toho Holdings Co Ltd	1,900	46,472
Tohoku Electric Power Co Inc	15,100	198,805
Tokai Carbon Co Ltd	11,900	135,013
Tokai Rika Co Ltd	2,300	37,978
Tokio Marine Holdings Inc	16,500	783,894
Tokuyama Corp	1,800	39,504
Tokyo Broadcasting System Holdings Inc	2,400	37,935
Tokyo Century Corp	3,300	145,340
Tokyo Electric Power Co Holdings Inc *	42,500	252,451
Tokyo Electron Ltd	5,900	664,188
Tokyo Gas Co Ltd	10,600	268,097
Tokyo Tatemono Co Ltd	13,400	138,913
Tokyu Corp	15,000	245,114
Tokyu Fudosan Holdings Corp	43,900	216,384
Toppan Printing Co Ltd	11,500	169,041
Toray Industries Inc	47,000	332,295
Toshiba Corp	7,900	223,072
Toshiba Plant Systems & Services Corp	2,500	46,014
Tosoh Corp	18,600	241,262
TOTO Ltd	5,300	183,328
Toyo Seikan Group Holdings Ltd	9,000	205,994
Toyo Suisan Kaisha Ltd	3,300	114,916
Toyo Tire & Rubber Co Ltd	8,200	101,944
Toyoda Gosei Co Ltd	7,400	145,682
Toyota Boshoku Corp	7,000	103,672
Toyota Industries Corp	4,300	198,014
Toyota Motor Corp	75,332	4,360,710
Toyota Motor Corp ADR	9,976	1,158,014
Toyota Tsusho Corp	7,700	226,245
Trend Micro Inc *	4,600	248,563
TS Tech Co Ltd	3,200	88,144
Tsumura & Co	3,400	94,565
Tsuruha Holdings Inc	1,100	94,195
TV Asahi Holdings Corp	2,100	37,809
Ube Industries Ltd	10,500	212,345
Ulvac Inc	3,700	106,819
Unicharm Corp	15,100	488,363
Universal Entertainment Corp	1,200	34,968
USS Co Ltd	8,500	142,616
Wacoal Holdings Corp	1,300	33,644
Welcia Holdings Co Ltd	1,600	72,321
West Japan Railway Co	5,200	367,386
Yahoo Japan Corp	45,300	112,694
Yakult Honsha Co Ltd	2,300	161,008
Yamada Denki Co Ltd	32,600	156,569
Yamaguchi Financial Group Inc	10,000	95,588
Yamaha Corp	3,500	148,888
Yamaha Motor Co Ltd	21,600	421,711
Yamato Holdings Co Ltd	7,200	197,400
Yamato Kogyo Co Ltd	1,600	37,396
Yamazaki Baking Co Ltd	7,700	161,255
Yaoko Co Ltd	700	38,315

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-106

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Yaskawa Electric Corp	9,600	$234,664
Yokogawa Electric Corp	6,100	105,300
Zenkoku Hosho Co Ltd	2,700	84,673
Zensho Holdings Co Ltd	3,700	89,646
Zeon Corp	11,500	105,284
ZOZO Inc	7,400	135,576

		123,845,763

Jordan - 0.0%

Hikma Pharmaceuticals PLC	6,910	151,108

Kazakhstan - 0.0%

KAZ Minerals PLC	5,355	36,432

Luxembourg - 0.3%

ArcelorMittal	31,000	641,711
ArcelorMittal ‘NY’	3,715	76,789
Eurofins Scientific SE	717	267,785
RTL Group SA	2,043	109,485
SES SA	34,200	654,797
Tenaris SA	3,865	41,540
Tenaris SA ADR	2,149	45,817

		1,837,924

Macau - 0.2%

Galaxy Entertainment Group Ltd	84,000	530,598
MGM China Holdings Ltd	39,600	66,111
Sands China Ltd	90,800	395,980
SJM Holdings Ltd	118,000	109,635
Wynn Macau Ltd	68,400	148,898

		1,251,222

Malta - 0.0%

Kindred Group PLC SDR	11,857	108,998

Mexico - 0.0%

Fresnillo PLC	9,041	99,344

Mongolia - 0.0%

Turquoise Hill Resources Ltd (TSE) *	67,844	111,814

Netherlands - 3.7%

ABN AMRO Group NV CVA ~	21,455	504,876
Aegon NV	45,492	213,068
Aegon NV ‘NY’	47,000	218,550
Akzo Nobel NV	10,359	834,252
Altice Europe NV *	14,829	28,773
Altice Europe NV ‘B’ *	2,463	4,776
ASML Holding NV	3,104	486,271
ASML Holding NV ‘NY’	9,962	1,550,286
ASR Nederland NV	10,963	433,794
GrandVision NV ~	2,742	60,059
Heineken NV	9,108	805,027
ING Groep NV	88,623	953,281
ING Groep NV ADR	8,664	92,358
Koninklijke Ahold Delhaize NV	49,499	1,250,452
Koninklijke DSM NV	9,621	780,510
Koninklijke KPN NV	219,100	639,990
Koninklijke Philips NV	8,476	297,164
Koninklijke Philips NV ‘NY’	19,312	678,044
Koninklijke Vopak NV	3,652	165,612
NN Group NV	15,587	619,717
OCI NV *	2,416	49,339
Randstad NV	9,905	454,144
Royal Dutch Shell PLC ‘A’	23,293	685,579

	Shares	Value
Royal Dutch Shell PLC ‘A’ ADR	58,119	$3,386,594
Royal Dutch Shell PLC ‘B’	16,666	498,272
Royal Dutch Shell PLC ‘B’ ADR	48,480	2,905,891
Wolters Kluwer NV	12,558	738,501

		19,335,180

New Zealand - 0.3%

a2 Milk Co Ltd *	25,011	187,897
Air New Zealand Ltd	54,989	114,560
Auckland International Airport Ltd	37,195	179,520
Contact Energy Ltd	31,500	124,876
EBOS Group Ltd	4,242	57,190
Fisher & Paykel Healthcare Corp Ltd	18,508	161,734
Fletcher Building Ltd (NZX) *	34,287	112,306
Mainfreight Ltd	3,037	62,820
Mercury NZ Ltd	13,101	32,078
Meridian Energy Ltd	31,288	71,592
Port of Tauranga Ltd	20,172	67,743
Ryman Healthcare Ltd	12,512	90,297
SKYCITY Entertainment Group Ltd	22,001	52,475
Spark New Zealand Ltd (NZX)	74,778	208,587
Vector Ltd	20,849	46,649
Xero Ltd *	1,385	41,040
Z Energy Ltd	25,100	92,591

		1,703,955

Norway - 0.9%

Aker ASA ‘A’	1,332	71,196
Aker BP ASA	6,309	159,069
Austevoll Seafood ASA	9,474	116,954
DNB ASA	26,239	421,179
Entra ASA ~	3,228	42,991
Equinor ASA	49,079	1,041,070
Gjensidige Forsikring ASA	5,515	86,275
Leroy Seafood Group ASA	15,000	114,157
Marine Harvest ASA	16,420	346,092
Norsk Hydro ASA	74,389	337,061
Norwegian Finans Holding ASA *	7,642	59,240
Orkla ASA	30,031	235,140
Salmar ASA	2,511	124,542
Schibsted ASA ‘A’	1,590	53,420
Schibsted ASA ‘B’	3,846	116,996
SpareBank 1 SR-Bank ASA	8,749	90,269
Storebrand ASA	27,558	196,594
Telenor ASA	28,531	554,080
TGS Nopec Geophysical Co ASA	6,760	163,332
Tomra Systems ASA	4,851	109,251
Yara International ASA	4,387	169,116

		4,608,024

Portugal - 0.2%

EDP - Energias de Portugal SA	72,181	252,510
Galp Energia SGPS SA	26,103	411,013
Jeronimo Martins SGPS SA	10,789	127,855

		791,378

Russia - 0.0%

Evraz PLC	6,556	40,146

Singapore - 1.2%

BOC Aviation Ltd ~	19,800	146,100
CapitaLand Ltd	109,400	249,479
City Developments Ltd	25,300	150,831
ComfortDelGro Corp Ltd	84,531	133,520
DBS Group Holdings Ltd	41,004	713,053
Genting Singapore Ltd	286,900	205,368
Golden Agri-Resources Ltd	342,000	61,403
Great Eastern Holdings Ltd	2,000	36,332
Jardine Cycle & Carriage Ltd	4,922	127,425

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-107

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Keppel Corp Ltd	62,900	$273,062
Olam International Ltd	32,100	38,893
Oversea-Chinese Banking Corp Ltd	107,337	887,847
SATS Ltd	31,000	106,177
Sembcorp Industries Ltd	110,100	205,128
Sembcorp Marine Ltd	31,800	35,952
Singapore Airlines Ltd	52,500	362,693
Singapore Exchange Ltd	36,600	191,814
Singapore Press Holdings Ltd	44,600	76,856
Singapore Technologies Engineering Ltd *	68,100	174,574
Singapore Telecommunications Ltd	293,800	632,326
StarHub Ltd	25,800	33,102
United Industrial Corp Ltd	9,000	18,016
United Overseas Bank Ltd	50,381	911,392
UOL Group Ltd	26,200	119,156
Venture Corp Ltd	16,100	165,296
Wilmar International Ltd	49,000	112,212

		6,168,007

South Africa - 0.3%

Anglo American PLC	59,381	1,327,798
Investec PLC	36,544	205,440
Old Mutual Ltd	88,907	132,587

		1,665,825

Spain - 2.6%

ACS Actividades de Construccion y Servicios SA	11,610	449,391
Aena SME SA ~	2,893	449,490
Amadeus IT Group SA	16,294	1,133,697
Banco Bilbao Vizcaya Argentaria SA	185,892	987,423
Banco de Sabadell SA	251,284	287,524
Banco Santander SA	462,120	2,098,483
Bankia SA	59,763	174,856
Bankinter SA	25,312	203,106
CaixaBank SA (SIBE) *	137,862	499,258
Cellnex Telecom SA ~	7,326	187,351
EDP Renovaveis SA	9,060	81,231
Enagas SA	15,282	413,103
Endesa SA	11,264	259,755
Ferrovial SA	14,579	295,264
Grifols SA	11,199	293,994
Iberdrola SA	212,337	1,705,040
Industria de Diseno Textil SA	30,548	779,727
Mapfre SA	90,606	240,642
Naturgy Energy Group SA	15,042	383,732
Red Electrica Corp SA	13,344	297,574
Repsol SA	48,774	784,142
Siemens Gamesa Renewable Energy SA *	8,132	99,011
Telefonica SA	147,860	1,244,596
Telefonica SA ADR	25,625	216,788

		13,565,178

Sweden - 2.3%

AAK AB	8,574	118,921
Alfa Laval AB	10,975	235,932
Assa Abloy AB ‘B’	19,302	345,637
Atlas Copco AB ‘A’	24,470	583,806
Atlas Copco AB ‘B’	14,220	311,585
Axfood AB	5,116	87,505
BillerudKorsnas AB	12,208	145,825
Boliden AB	17,034	369,110
Castellum AB	10,437	192,862
Dometic Group AB ~	11,523	71,887
Electrolux AB ‘B’	10,802	227,692
Elekta AB ‘B’	7,910	93,924
Epiroc AB ‘A’ *	24,470	232,578
Epiroc AB ‘B’ *	14,220	126,933
Essity AB ‘A’	303	7,465

	Shares	Value
Essity AB ‘B’	18,728	$460,362
Fabege AB	12,224	163,386
Fastighets AB Balder ‘B’ *	4,220	120,304
Getinge AB ‘B’	14,235	128,722
Hennes & Mauritz AB ‘B’	25,648	364,742
Hexagon AB ‘B’	6,281	290,355
Hexpol AB	13,173	104,544
Holmen AB ‘B’	6,351	125,595
Hufvudstaden AB ‘A’	6,211	96,122
Husqvarna AB ‘B’	24,623	182,799
ICA Gruppen AB	3,860	137,895
Indutrade AB	2,964	68,843
Intrum AB	3,640	84,568
Lifco AB ‘B’	919	34,023
Loomis AB ‘B’	2,957	95,319
Lundin Petroleum AB	4,805	120,000
Nibe Industrier AB ‘B’	12,470	128,184
Pandox AB	3,627	60,083
Peab AB	9,603	78,625
Saab AB *	551	18,986
Saab AB ‘B’	2,207	76,464
Sandvik AB	43,256	619,784
Securitas AB ‘B’	14,287	230,162
Skandinaviska Enskilda Banken AB ‘A’	49,715	483,274
Skanska AB ‘B’	14,475	230,807
SKF AB ‘B’	24,346	370,026
SSAB AB ‘A’	13,264	45,745
SSAB AB ‘B’	23,085	65,149
Svenska Cellulosa AB SCA ‘A’	303	2,433
Svenska Cellulosa AB SCA ‘B’	29,158	226,577
Svenska Handelsbanken AB ‘A’	42,763	475,767
Sweco AB ‘B’	2,386	53,126
Swedbank AB ‘A’	27,051	604,621
Swedish Match AB	5,904	232,425
Swedish Orphan Biovitrum AB *	3,903	84,992
Tele2 AB ‘B’	17,742	226,278
Telefonaktiebolaget LM Ericsson ‘A’	2,470	21,585
Telefonaktiebolaget LM Ericsson ‘B’	59,986	530,993
Telefonaktiebolaget LM Ericsson ADR	10,502	93,153
Telia Co AB	93,793	446,163
Trelleborg AB ‘B’	12,171	191,762
Volvo AB ‘A’	10,757	141,370
Volvo AB ‘B’	60,561	792,989
Wallenstam AB ‘B’	4,592	42,586

		12,303,350

Switzerland - 7.7%

ABB Ltd	62,775	1,198,758
ABB Ltd ADR	13,873	263,726
Adecco Group AG	12,183	572,630
Baloise Holding AG	3,056	421,914
Banque Cantonale Vaudoise	158	119,279
Barry Callebaut AG	113	176,355
Chocoladefabriken Lindt & Spruengli AG	4	298,301
Cie Financiere Richemont SA	12,544	808,932
Clariant AG	13,498	248,926
Coca-Cola HBC AG	8,243	257,987
Credit Suisse Group AG	69,086	755,227
DKSH Holding AG	615	42,521
Dufry AG	2,691	256,243
EMS-Chemie Holding AG	284	135,217
Flughafen Zurich AG	1,597	264,277
Geberit AG	1,231	479,377
Givaudan SA	330	765,161
Glencore PLC	470,961	1,751,064
Helvetia Holding AG	238	139,185
Julius Baer Group Ltd	13,500	481,093
Kuehne + Nagel International AG	1,969	253,463
LafargeHolcim Ltd (XVTX)	12,792	527,907
Logitech International SA	6,477	202,601

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-108

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Lonza Group AG	3,717	$966,251
Mediclinic International PLC	12,300	50,505
Nestle SA	93,336	7,575,406
Novartis AG	55,762	4,775,691
Novartis AG ADR	13,580	1,165,300
Partners Group Holding AG	716	435,576
Roche Holding AG (XSWX)	1,082	263,904
Roche Holding AG (XVTX)	24,981	6,201,754
Schindler Holding AG	830	161,320
SGS SA	215	483,969
Sika AG	5,580	708,791
Sonova Holding AG	2,318	381,186
STMicroelectronics NV	35,496	503,106
STMicroelectronics NV ‘NY’	2,700	37,476
Straumann Holding AG	326	205,889
Swiss Life Holding AG	1,750	675,446
Swiss Prime Site AG	4,353	352,598
Swiss Re AG	8,185	753,023
Swisscom AG	1,933	923,929
Temenos Group AG	2,538	304,973
The Swatch Group AG	1,575	459,676
The Swatch Group AG - Registered	2,209	127,773
UBS Group AG (NYSE) *	50,296	622,664
UBS Group AG (XVTX)	52,892	659,735
Vifor Pharma AG	2,184	237,653
Zurich Insurance Group AG	4,810	1,433,806

		40,887,544

United Arab Emirates - 0.0%

NMC Health PLC	2,229	77,795

United Kingdom - 13.0%

3i Group PLC	56,797	560,428
Admiral Group PLC	10,256	267,617
Ashtead Group PLC	24,287	506,612
ASOS PLC *	1,280	37,159
Associated British Foods PLC	8,685	226,362
AstraZeneca PLC ADR	95,997	3,645,966
Auto Trader Group PLC ~	38,973	226,176
AVEVA Group PLC	1,277	39,395
Aviva PLC	177,108	847,638
B&M European Value Retail SA	33,112	118,826
Babcock International Group PLC	8,860	55,262
BAE Systems PLC	126,676	740,909
Barclays PLC	41,798	79,971
Barclays PLC ADR	100,967	761,291
Barratt Developments PLC	61,144	360,672
Bellway PLC	6,832	219,201
Berkeley Group Holdings PLC	10,530	467,038
BP PLC ADR	124,650	4,726,728
BP PLC	44,541	281,574
British American Tobacco PLC	23,020	732,474
British American Tobacco PLC ADR	31,251	995,657
BT Group PLC	250,833	762,681
BT Group PLC ADR	7,614	115,733
Bunzl PLC	12,940	390,772
Burberry Group PLC	18,079	396,997
Capita PLC *	46,145	66,155
Centrica PLC	201,977	348,404
Cineworld Group PLC	11,012	36,974
CNH Industrial NV	39,362	355,647
Coca-Cola European Partners PLC *	9,981	459,931
Compass Group PLC	60,121	1,265,236
ConvaTec Group PLC ~	40,843	72,345
Croda International PLC	5,375	321,000
DCC PLC	5,019	382,851
Diageo PLC ADR	21,902	3,105,704
Direct Line Insurance Group PLC	124,760	507,142
DS Smith PLC	78,021	297,538

	Shares	Value
easyJet PLC	8,194	$115,460
Experian PLC	35,385	857,800
Fiat Chrysler Automobiles NV *	77,064	1,111,136
G4S PLC	50,821	128,288
GlaxoSmithKline PLC	1,836	34,991
GlaxoSmithKline PLC ADR	85,646	3,272,534
GVC Holdings PLC	21,983	188,723
Halma PLC	24,020	418,438
Hargreaves Lansdown PLC	11,352	267,737
Hiscox Ltd	9,418	194,656
HSBC Holdings PLC	24,082	198,670
HSBC Holdings PLC ADR	100,874	4,146,930
Imperial Brands PLC	30,123	914,285
Informa PLC	43,664	350,479
InterContinental Hotels Group PLC	2,129	115,164
InterContinental Hotels Group PLC ADR	3,704	202,201
International Consolidated Airlines Group SA	40,150	316,684
Intertek Group PLC	6,034	369,298
ITV PLC	205,530	327,134
J Sainsbury PLC	83,112	280,960
JD Sports Fashion PLC	6,910	30,769
John Wood Group PLC	38,321	246,555
Johnson Matthey PLC	7,554	269,720
Just Eat PLC *	18,602	139,111
Kingfisher PLC	116,547	306,436
Legal & General Group PLC	222,960	656,922
Liberty Global PLC ‘A’ *	512	10,926
Liberty Global PLC ‘C’ *	1,264	26,089
Linde PLC *	7,555	1,199,308
Lloyds Banking Group PLC	1,514,152	998,098
Lloyds Banking Group PLC ADR	163,761	419,228
London Stock Exchange Group PLC	11,623	603,007
Marks & Spencer Group PLC	113,384	355,617
Meggitt PLC	37,574	225,708
Melrose Industries PLC	203,988	426,152
Merlin Entertainments PLC ~	38,031	154,047
Micro Focus International PLC	9,014	157,913
Micro Focus International PLC ADR	5,554	95,584
Mondi PLC	15,858	330,286
National Grid PLC	25,524	249,709
National Grid PLC ADR	11,647	558,823
Next PLC	5,231	266,346
Ocado Group PLC *	7,669	77,300
Pearson PLC	11,304	135,421
Pearson PLC ADR	15,054	179,745
Persimmon PLC	13,571	334,196
Phoenix Group Holdings PLC	7,148	51,330
Prudential PLC	10,345	184,725
Prudential PLC ADR	26,861	950,074
Randgold Resources Ltd	2,672	221,053
Reckitt Benckiser Group PLC	17,621	1,349,351
RELX PLC	4,850	100,009
RELX PLC *	32,542	669,560
RELX PLC ADR	30,951	635,115
Rentokil Initial PLC	122,316	526,203
Rightmove PLC	49,580	273,240
Rolls-Royce Holdings PLC	73,569	775,049
Royal Bank of Scotland Group PLC	16,107	44,682
Royal Bank of Scotland Group PLC ADR	42,754	238,995
Royal Mail PLC	33,655	116,813
RSA Insurance Group PLC	45,953	301,578
Schroders Plc	4,960	154,473
Schroders PLC - Non-Voting	1,879	49,497
Severn Trent PLC	10,552	244,602
Smith & Nephew PLC	24,457	457,802
Smith & Nephew PLC ADR	6,886	257,399
Smiths Group PLC	23,377	406,969
Spirax-Sarco Engineering PLC	3,688	293,550
SSE PLC	51,025	704,634

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-109

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
St James’s Place PLC	34,085	$410,513
Standard Chartered PLC	124,973	971,247
Standard Life Aberdeen PLC	92,189	301,858
Subsea 7 SA	17,971	175,119
Taylor Wimpey PLC	301,975	525,092
Tesco PLC	384,129	931,575
The Sage Group PLC	43,161	331,021
The Weir Group PLC	7,022	116,279
Travis Perkins PLC	3,909	53,292
Unilever NV ‘NY’	43,914	2,362,573
Unilever NV CVA	12,940	700,989
Unilever PLC	2,665	139,920
Unilever PLC ADR	37,653	1,967,369
United Utilities Group PLC	29,622	278,521
Vodafone Group PLC	627,958	1,220,932
Vodafone Group PLC ADR	17,112	329,919
Whitbread PLC	8,059	470,620
Wm Morrison Supermarkets PLC	115,158	313,062
WPP PLC	64,330	700,103
WPP PLC ADR	3,147	172,456

		68,525,813

United States - 0.7%

Bausch Health Cos Inc *	16,790	310,236
Carnival PLC	1,157	55,561
Carnival PLC ADR	3,092	150,673
Ferguson PLC	10,179	650,420
Maxar Technologies Ltd	900	10,752
QIAGEN NV *	7,680	262,431
Reliance Worldwide Corp Ltd	22,315	69,958
Samsonite International SA * ~	115,200	327,264
Shire PLC	17,077	993,669
Shire PLC ADR	2,592	451,112
Waste Connections Inc	5,895	437,704

		3,719,780

Zambia - 0.1%

First Quantum Minerals Ltd	33,614	271,827

Total Common Stocks (Cost $541,691,534)		521,841,536

	Principal Amount

SHORT-TERM INVESTMENT - 0.3%

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $1,421,618; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $1,453,917)	$1,421,578	1,421,578

Total Short-Term Investment (Cost $1,421,578)		1,421,578

TOTAL INVESTMENTS - 99.5% (Cost $547,050,137)		526,353,076

OTHER ASSETS & LIABILITIES, NET - 0.5%		2,855,210

NET ASSETS - 100.0%		$529,208,286

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	21.7%
Financial	20.4%
Consumer, Cyclical	13.8%
Industrial	13.2%
Basic Materials	9.1%
Energy	7.0%
Communications	6.4%
Technology	3.8%
Utilities	3.5%
Others (each less than 3.0%)	0.6%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	As of December 31, 2018, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	23.4%
United Kingdom	13.0%
France	9.1%
Canada	8.6%
Switzerland	7.7%
Germany	7.7%
Australia	6.7%
Netherlands	3.7%
Others (each less than 3.0%)	19.6%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-110

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$22,353	$22,353	$-	$-
	Preferred Stocks	3,067,609	-	3,067,609	-
	Common Stocks
	Australia	35,389,966	4,696,117	30,693,849	-
	Austria	1,399,505	-	1,399,505	-
	Belgium	5,011,991	402,955	4,609,036	-
	Bermuda	18,148	18,148	-	-
	Brazil	37,802	37,802	-	-
	Cambodia	199,839	-	199,839	-
	Canada	45,476,999	45,476,999	-	-
	Chile	496,637	257,791	238,846	-
	China	413,857	-	413,857	-
	Colombia	287,462	-	287,462	-
	Denmark	8,939,860	885,281	8,054,579	-
	Finland	6,644,956	-	6,644,956	-
	France	48,336,418	477,168	47,859,250	-
	Germany	37,626,791	838,188	36,788,603	-
	Hong Kong	15,483,290	99,905	15,383,385	-
	Ireland	3,477,864	1,502,599	1,975,265	-
	Israel	2,345,709	522,669	1,823,040	-
	Italy	9,148,035	197,351	8,950,684	-
	Japan	123,845,763	3,196,831	120,648,932	-
	Jordan	151,108	-	151,108	-
	Kazakhstan	36,432	-	36,432	-
	Luxembourg	1,837,924	122,606	1,715,318	-
	Macau	1,251,222	-	1,251,222	-
	Malta	108,998	-	108,998	-
	Mexico	99,344	-	99,344	-
	Mongolia	111,814	111,814	-	-
	Netherlands	19,335,180	8,831,723	10,503,457	-
	New Zealand	1,703,955	112,306	1,591,649	-
	Norway	4,608,024	-	4,608,024	-
	Portugal	791,378	-	791,378	-
	Russia	40,146	-	40,146	-
	Singapore	6,168,007	-	6,168,007	-
	South Africa	1,665,825	-	1,665,825	-
	Spain	13,565,178	216,788	13,348,390	-
	Sweden	12,303,350	197,131	12,106,219	-
	Switzerland	40,887,544	2,590,068	38,297,476	-
	United Arab Emirates	77,795	-	77,795	-
	United Kingdom	68,525,813	30,427,677	38,098,136	-
	United States	3,719,780	1,360,477	2,359,303	-
	Zambia	271,827	271,827	-	-

	Total Common Stocks	521,841,536	102,852,221	418,989,315	-

	Short-Term Investment	1,421,578	-	1,421,578	-

	Total	$526,353,076	$102,874,574	$423,478,502	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any, on B-112

B-111

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2018

Explanation of Symbols:
*	Non-income producing investments.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2018. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less, or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
Y	Issuer filed bankruptcy and/or is in default as of December 31, 2018.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
Ω	The values of these investments were determined by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees (the ‘Board”). Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940 (See Note 3C in Notes to Financial Statements).
>>	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
±	Investments categorized as a significant unobservable input (Level 3) (See Note 3D in Notes to Financial Statements).

Other Abbreviations:
ADR	American Depositary Receipt
CDI	Crest Depositary Interest
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
‘NY’	New York Shares
PIK	Payment In Kind
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The countries listed in the Schedules of Investments are based on country of risk (See Note 4 in Notes to Financial Statements under Investments and Risks - Foreign and Emerging Markets Investments).

The sectors listed in the Schedules of Investments are obtained from a third party source (that is not affiliated with the Trust or the investment adviser) believed to be reliable. Sector names and weightings could be different if obtained from another source.

See Notes to Financial Statements

B-112

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2018

	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio
ASSETS
Investments, at value (excluding derivatives)	$209,368,601	$1,030,959,908	$180,485,002	$593,397,956	$614,729,745	$35,216,230
Repurchase agreements, at value	-	-	-	3,072,922	5,401,412	689,366
Cash	-	-	3,213	55,704	9,914	204
Cash (segregated for derivative investments)	-	-	-	158,000	286,000	36,000
Foreign currency held, at value	-	-	-	-	879	-
Receivables:
Dividends and interest	1,761,180	6,383,681	3,238,560	453,383	1,272,758	19,435
Fund shares sold	-	-	-	147,656	110,968	33,832
Securities sold	1,578,900	5,193,676	16,420	-	-	46,232
Variation margin on futures contracts	-	-	-	20,323	48,649	4,050
Prepaid expenses and other assets	51	248	49	160	170	13
Total Assets	212,708,732	1,042,537,513	183,743,244	597,306,104	621,860,495	36,045,362
LIABILITIES
Payables:
Fund shares redeemed	123,930	706,966	-	-	-	-
Securities purchased	1,292,281	8,169,527	278,504	589,688	907,147	110,868
Accrued advisory fees	29,803	123,915	34,456	67,154	70,241	4,386
Accrued support service expenses	3,276	15,967	2,917	9,851	10,392	604
Accrued custodian, and portfolio accounting and tax fees	52,290	221,400	83,084	50,357	53,027	23,629
Accrued shareholder report expenses	5,418	26,195	4,874	16,690	17,466	1,486
Accrued trustees’ fees and expenses and deferred compensation	3,038	15,724	2,905	9,115	10,089	1,388
Accrued other (1)	8,197	24,357	7,674	22,580	22,992	4,846
Total Liabilities	1,518,233	9,304,051	414,414	765,435	1,091,354	147,207
NET ASSETS	$211,190,499	$1,033,233,462	$183,328,830	$596,540,669	$620,769,141	$35,898,155
NET ASSETS CONSIST OF:
Paid-in capital	$201,498,954	$941,733,330	$145,387,161	$275,524,425	$375,495,067	($24,949,458)
Undistributed/accumulated earnings (deficit)	9,691,545	91,500,132	37,941,669	321,016,244	245,274,074	60,847,613
NET ASSETS	$211,190,499	$1,033,233,462	$183,328,830	$596,540,669	$620,769,141	$35,898,155
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	20,025,978	84,463,874	12,349,593	17,382,126	23,303,783	1,347,745
Net Asset Value Per Share	$10.55	$12.23	$14.84	$34.32	$26.64	$26.64

Investments, at cost (excluding derivatives)	$211,187,555	$1,047,946,658	$193,640,403	$412,610,079	$587,905,971	$36,128,157
Repurchase agreements, at cost	-	-	-	3,072,922	5,401,412	689,366
Foreign currency held, at cost	-	-	-	-	903	-

(1)

Includes accrued licensing fees of $3,120 and accrued transfer agency fees of $3,670 in the PD Large-Cap Growth Index Portfolio and accrued transfer agency fees of $3,784 in the PD Small-Cap Growth Index Portfolio.

See Notes to Financial Statements

C-1

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2018

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
ASSETS
Investments, at value (excluding derivatives)	$79,318,531	$194,119,715	$524,931,498
Repurchase agreements, at value	1,001,419	125,550	1,421,578
Cash	30,043	261	18,207
Cash (segregated for derivative investments)	54,400	-	-
Foreign currency held, at value	-	454,575	401,961
Receivables:
Dividends and interest	255,482	162,096	2,797,542
Fund shares sold	48,685	448	35,851
Securities sold	16,149	337,396	24,421
Variation margin on futures contracts	6,591	-	-
Prepaid expenses and other assets	26	49	141
Total Assets	80,731,326	195,200,090	529,631,199
LIABILITIES
Payables:
Fund shares redeemed	-	14,233	-
Securities purchased	259,178	7,788	185,576
Accrued advisory fees	9,927	68,637	95,168
Accrued support service expenses	1,365	3,072	8,495
Accrued custodian, and portfolio accounting and tax fees	28,225	121,069	94,557
Accrued shareholder report expenses	2,963	5,149	14,064
Accrued trustees’ fees and expenses and deferred compensation	2,333	2,804	7,907
Accrued foreign capital gains tax	-	137,721	-
Accrued other	6,113	8,869	17,146
Total Liabilities	310,104	369,342	422,913
NET ASSETS	$80,421,222	$194,830,748	$529,208,286
NET ASSETS CONSIST OF:
Paid-in capital	$6,206,986	$173,139,610	$473,777,165
Undistributed/accumulated earnings (deficit)	74,214,236	21,691,138	55,431,121
NET ASSETS	$80,421,222	$194,830,748	$529,208,286
Shares outstanding, $.001 par value (unlimited Class P shares authorized)	3,614,779	12,127,553	32,088,480
Net Asset Value Per Share	$22.25	$16.07	$16.49

Investments, at cost (excluding derivatives)	$87,214,137	$187,348,412	$545,628,559
Repurchase agreements, at cost	1,001,419	125,550	1,421,578
Foreign currency held, at cost	-	453,439	401,861

See Notes to Financial Statements

C-2

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Small-Cap Growth Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$-	$-	$-	$8,894,778	$18,216,334	$421,112
Interest, net of foreign taxes withheld	5,175,533	29,242,039	11,875,194	14,011	11,905	978
Total Investment Income	5,175,533	29,242,039	11,875,194	8,908,789	18,228,239	422,090

EXPENSES
Advisory fees	356,828	1,474,588	416,280	854,842	892,003	81,826
Support services expenses	12,415	60,107	11,158	38,186	39,949	3,401
Custodian fees and expenses	4,335	63,966	5,301	17,387	18,689	10,081
Portfolio accounting and tax fees	96,438	375,069	155,275	77,298	82,035	31,113
Shareholder report expenses	7,217	34,935	6,493	22,038	23,368	2,380
Legal and audit fees	6,717	32,541	6,020	39,407	43,456	7,088
Trustees’ fees and expenses	3,444	16,707	3,084	10,619	10,979	854
Interest expense	113	54	78	1,044	569	891
Licensing fee	-	-	-	57,620	61,979	7,352
Other	2,959	14,976	3,269	13,595	14,714	1,553
Total Expenses	490,466	2,072,943	606,958	1,132,036	1,187,741	146,539
NET INVESTMENT INCOME (LOSS)	4,685,067	27,169,096	11,268,236	7,776,753	17,040,498	275,551

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(1,104,995)	(2,502,580)	401,624	45,737,648	29,371,089	23,497,210
Futures contract transactions	-	-	-	(291,742)	100,971	(6,937)
Net Realized Gain (Loss)	(1,104,995)	(2,502,580)	401,624	45,445,906	29,472,060	23,490,273

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(725,565)	(26,057,259)	(16,440,660)	(57,753,238)	(101,821,851)	(26,253,717)
Foreign currencies	-	-	-	-	(24)	-
Futures contracts	-	-	-	(79,690)	(110,090)	(19,481)
Change in Net Unrealized Appreciation (Depreciation)	(725,565)	(26,057,259)	(16,440,660)	(57,832,928)	(101,931,965)	(26,273,198)
NET GAIN (LOSS)	(1,830,560)	(28,559,839)	(16,039,036)	(12,387,022)	(72,459,905)	(2,782,925)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,854,507	($1,390,743)	($4,770,800)	($4,610,269)	($55,419,407)	($2,507,374)

Foreign taxes withheld on dividends and interest	$2,992	$727	$1,198	$1,859	$3,732	$85

See Notes to Financial Statements

C-3

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2018

	PD Small-Cap Value Index Portfolio	PD Emerging Markets Portfolio	PD International Large-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$2,381,475	$5,114,654	$16,350,758
Interest, net of foreign taxes withheld	3,546	2,029	7,332
Total Investment Income	2,385,021	5,116,683	16,358,090

EXPENSES
Advisory fees	163,637	841,807	1,169,631
Support services expenses	6,765	11,897	32,198
Custodian fees and expenses	11,023	130,274	71,457
Portfolio accounting and tax fees	38,409	64,280	99,478
Shareholder report expenses	4,512	6,826	18,447
Legal and audit fees	12,017	6,375	17,587
Trustees’ fees and expenses	1,721	3,251	9,172
Interest expense	897	653	1,369
Licensing fee	13,515	-	-
Other	2,903	4,309	10,837
Total Expenses	255,399	1,069,672	1,430,176
NET INVESTMENT INCOME (LOSS)	2,129,622	4,047,011	14,927,914

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	18,432,694	2,767,913	6,864,106
Foreign currency transactions	(17)	(64,077)	(85,224)
Forward foreign currency contract transactions	-	75	(635)
Futures contract transactions	(109,047)	-	(145,198)
Net Realized Gain (Loss)	18,323,630	2,703,911	6,633,049

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities (1)	(36,666,801)	(36,364,781)	(105,513,515)
Foreign currencies	(32)	716	(101,140)
Futures contracts	(47,620)	-	-
Change in Net Unrealized Appreciation (Depreciation)	(36,714,453)	(36,364,065)	(105,614,655)
NET GAIN (LOSS)	(18,390,823)	(33,660,154)	(98,981,606)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($16,261,201)	($29,613,143)	($84,053,692)

Foreign taxes withheld on dividends and interest	$951	$770,874	$2,107,566

(1)	Change in net unrealized appreciation (depreciation) on investment securities for the PD Emerging Markets Portfolio is net of decrease in deferred foreign capital gains tax of $188,596.

See Notes to Financial Statements

C-4

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
OPERATIONS
Net investment income (loss)	$4,685,067	$3,296,871	$27,169,096	$22,294,800	$11,268,236	$9,966,101
Net realized gain (loss)	(1,104,995)	91,657	(2,502,580)	922,195	401,624	707,396
Change in net unrealized appreciation (depreciation)	(725,565)	(603,219)	(26,057,259)	8,248,588	(16,440,660)	744,971
Net Increase (Decrease) in Net Assets Resulting from Operations	2,854,507	2,785,309	(1,390,743)	31,465,583	(4,770,800)	11,418,468

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	9,715,805	35,590,015	65,942,157	154,832,208	6,928,178	25,703,162
Cost of shares repurchased	(13,587,930)	(1,398,560)	(59,532,391)	(26,979,540)	(10,280,452)	(2,476,216)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,872,125)	34,191,455	6,409,766	127,852,668	(3,352,274)	23,226,946
NET INCREASE (DECREASE) IN NET ASSETS	(1,017,618)	36,976,764	5,019,023	159,318,251	(8,123,074)	34,645,414

NET ASSETS
Beginning of Year	212,208,117	175,231,353	1,028,214,439	868,896,188	191,451,904	156,806,490
End of Year	$211,190,499	$212,208,117	$1,033,233,462	$1,028,214,439	$183,328,830	$191,451,904

	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Small-Cap Growth Index Portfolio
OPERATIONS
Net investment income (loss)	$7,776,753	$6,919,883	$17,040,498	$14,423,684	$275,551	$735,770
Net realized gain (loss)	45,445,906	18,143,608	29,472,060	22,201,274	23,490,273	16,740,592
Change in net unrealized appreciation (depreciation)	(57,832,928)	118,227,009	(101,931,965)	45,468,313	(26,273,198)	5,372,783
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,610,269)	143,290,500	(55,419,407)	82,093,271	(2,507,374)	22,849,145

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	60,405,410	44,200,184	25,589,474	76,841,160	5,332,069	4,892,384
Cost of shares repurchased	(74,339,345)	(42,611,636)	(43,141,521)	(29,973,611)	(80,226,390)	(52,200,203)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(13,933,935)	1,588,548	(17,552,047)	46,867,549	(74,894,321)	(47,307,819)
NET INCREASE (DECREASE) IN NET ASSETS	(18,544,204)	144,879,048	(72,971,454)	128,960,820	(77,401,695)	(24,458,674)

NET ASSETS
Beginning of Year	615,084,873	470,205,825	693,740,595	564,779,775	113,299,850	137,758,524
End of Year	$596,540,669	$615,084,873	$620,769,141	$693,740,595	$35,898,155	$113,299,850

	PD Small-Cap Value Index Portfolio		PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
OPERATIONS
Net investment income (loss)	$2,129,622	$3,622,744	$4,047,011	$2,996,233	$14,927,914	$11,959,513
Net realized gain (loss)	18,323,630	21,308,350	2,703,911	414,721	6,633,049	11,741,215
Change in net unrealized appreciation (depreciation)	(36,714,453)	(12,096,026)	(36,364,065)	48,471,820	(105,614,655)	79,832,685
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,261,201)	12,835,068	(29,613,143)	51,882,774	(84,053,692)	103,533,413

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	9,232,171	12,947,556	26,571,106	47,114,938	146,194,282	16,990,573
Cost of shares repurchased	(106,893,073)	(59,062,592)	(12,876,874)	(15,798,132)	(15,713,304)	(78,931,309)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(97,660,902)	(46,115,036)	13,694,232	31,316,806	130,480,978	(61,940,736)
NET INCREASE (DECREASE) IN NET ASSETS	(113,922,103)	(33,279,968)	(15,918,911)	83,199,580	46,427,286	41,592,677

NET ASSETS
Beginning of Year	194,343,325	227,623,293	210,749,659	127,550,079	482,781,000	441,188,323
End of Year	$80,421,222	$194,343,325	$194,830,748	$210,749,659	$529,208,286	$482,781,000

See Notes to Financial Statements

C-5

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD 1-3 Year Corporate Bond
2018	$10.41	$0.23	($0.09)	$0.14	$-	$-	$-	$10.55	0.23%	0.23%	2.17%	1.33%	$211,190	56%
2017	10.25	0.17	(0.01)	0.16	-	-	-	10.41	0.23%	0.23%	1.68%	1.50%	212,208	57%
2016	10.07	0.15	0.03	0.18	-	-	-	10.25	0.23%	0.23%	1.47%	1.80%	175,231	57%
2015	10.01	0.12	(0.06)	0.06	-	-	-	10.07	0.23%	0.23%	1.15%	0.65%	166,713	52%
04/30/2014 - 12/31/2014	10.00	0.05	(0.04)	0.01	-	-	-	10.01	0.24%	0.24%	0.75%	0.08%	151,013	21%
PD Aggregate Bond Index
2018	$12.25	$0.31	($0.33)	($0.02)	$-	$-	$-	$12.23	0.20%	0.20%	2.61%	(0.14%)	$1,033,233	43%
2017	11.85	0.28	0.12	0.40	-	-	-	12.25	0.20%	0.20%	2.32%	3.37%	1,028,214	55%
2016	11.58	0.26	0.01	0.27	-	-	-	11.85	0.20%	0.20%	2.18%	2.34%	868,896	52%
2015	11.54	0.24	(0.20)	0.04	-	-	-	11.58	0.19%	0.19%	2.10%	0.39%	816,901	69%
2014	10.89	0.23	0.42	0.65	-	-	-	11.54	0.20%	0.20%	2.06%	5.90%	743,210	71%
PD High Yield Bond Market
2018	$15.24	$0.89	($1.29)	($0.40)	$-	$-	$-	$14.84	0.31%	0.31%	5.82%	(2.57%)	$183,329	24%
2017	14.25	0.85	0.14	0.99	-	-	-	15.24	0.32%	0.32%	5.68%	6.93%	191,452	26%
2016	12.20	0.80	1.25	2.05	-	-	-	14.25	0.34%	0.34%	6.06%	16.79%	156,806	23%
2015	12.81	0.75	(1.36)	(0.61)	-	-	-	12.20	0.35%	0.35%	5.85%	(4.74%)	132,108	42%
2014	12.53	0.73	(0.45)	0.28	-	-	-	12.81	0.33%	0.33%	5.63%	2.19%	164,941	11%
PD Large-Cap Growth Index
2018	$34.94	$0.44	($1.06)	($0.62)	$-	$-	$-	$34.32	0.17%	0.17%	1.17%	(1.78%)	$596,541	23%
2017	26.90	0.39	7.65	8.04	-	-	-	34.94	0.18%	0.18%	1.25%	29.90%	615,085	20%
2016	25.16	0.37	1.37	1.74	-	-	-	26.90	0.17%	0.17%	1.46%	6.91%	470,206	16%
2015	23.87	0.34	0.95	1.29	-	-	-	25.16	0.16%	0.16%	1.39%	5.40%	434,271	18%
2014	21.14	0.32	2.41	2.73	-	-	-	23.87	0.17%	0.17%	1.42%	12.90%	383,325	13%
PD Large-Cap Value Index
2018	$29.08	$0.71	($3.15)	($2.44)	$-	$-	$-	$26.64	0.17%	0.17%	2.46%	(8.41%)	$620,769	20%
2017	25.63	0.62	2.83	3.45	-	-	-	29.08	0.18%	0.18%	2.31%	13.48%	693,741	18%
2016	21.90	0.59	3.14	3.73	-	-	-	25.63	0.16%	0.16%	2.55%	17.00%	564,780	25%
2015	22.76	0.51	(1.37)	(0.86)	-	-	-	21.90	0.16%	0.16%	2.29%	(3.77%)	506,423	19%
2014	20.11	0.45	2.20	2.65	-	-	-	22.76	0.16%	0.16%	2.13%	13.19%	474,521	15%
PD Small-Cap Growth Index
2018	$29.40	$0.14	($2.90)	($2.76)	$-	$-	$-	$26.64	0.25%	0.25%	0.47%	(9.42%)	$35,898	40%
2017	24.11	0.16	5.13	5.29	-	-	-	29.40	0.23%	0.23%	0.62%	21.95%	113,300	33%
2016	21.67	0.18	2.26	2.44	-	-	-	24.11	0.20%	0.20%	0.81%	11.27%	137,759	40%
2015	22.02	0.13	(0.48)	(0.35)	-	-	-	21.67	0.19%	0.19%	0.55%	(1.60%)	113,020	36%
2014	20.90	0.10	1.02	1.12	-	-	-	22.02	0.21%	0.21%	0.50%	5.39%	91,325	37%
PD Small-Cap Value Index
2018	$25.56	$0.47	($3.78)	($3.31)	$-	$-	$-	$22.25	0.22%	0.22%	1.81%	(12.97%)	$80,421	37%
2017	23.76	0.44	1.36	1.80	-	-	-	25.56	0.21%	0.21%	1.83%	7.59%	194,343	37%
2016	18.09	0.42	5.25	5.67	-	-	-	23.76	0.19%	0.19%	2.13%	31.35%	227,623	35%
2015	19.56	0.38	(1.85)	(1.47)	-	-	-	18.09	0.19%	0.19%	2.00%	(7.50%)	145,971	31%
2014	18.80	0.36	0.40	0.76	-	-	-	19.56	0.19%	0.19%	1.91%	4.00%	138,346	32%
PD Emerging Markets
2018	$18.63	$0.35	($2.91)	($2.56)	$-	$-	$-	$16.07	0.52%	0.52%	1.98%	(13.77%)	$194,831	13%
2017	13.65	0.28	4.70	4.98	-	-	-	18.63	0.53%	0.53%	1.70%	36.49%	210,750	13%
2016	12.20	0.24	1.21	1.45	-	-	-	13.65	0.58%	0.58%	1.78%	11.93%	127,550	13%
2015	14.51	0.24	(2.55)	(2.31)	-	-	-	12.20	0.62%	0.62%	1.74%	(15.96%)	114,358	25%
2014	14.79	0.28	(0.56)	(0.28)	-	-	-	14.51	0.59%	0.59%	1.85%	(1.88%)	115,450	12%

See Notes to Financial Statements	See explanation of references on C-7

C-6

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

	Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD International Large-Cap
2018	$19.28	$0.50	($3.29)	($2.79)	$-	$-	$-	$16.49	0.26%	0.26%	2.67%	(14.44%)	$529,208	8%
2017	15.41	0.45	3.42	3.87	-	-	-	19.28	0.26%	0.26%	2.59%	25.07%	482,781	10%
2016	14.94	0.42	0.05	0.47	-	-	-	15.41	0.26%	0.26%	2.83%	3.14%	441,188	6%
2015	15.43	0.40	(0.89)	(0.49)	-	-	-	14.94	0.26%	0.26%	2.56%	(3.14%)	397,781	6%
2014	16.30	0.49	(1.36)	(0.87)	-	-	-	15.43	0.27%	0.27%	3.03%	(5.34%)	348,426	4%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For Funds that commenced operations after January 1, 2014, the first date reported represents the commencement date of operations for the Fund.
(3)	No dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy (see Note 2B in Note to Financial Statements).
(4)	The ratios for periods of less than one full year are annualized.
(5)	The ratios of expenses after expense reductions to average daily net assets are after adviser expense reimbursements, if any.
(6)	Total returns for periods of less than one full year are not annualized.

See Notes to Financial Statements

C-7

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, management investment company. The Trust was organized on May 4, 1987 as a Massachusetts business trust (the “Massachusetts Trust”), and was reorganized as a Delaware statutory trust on June 30, 2016. In connection with other actions taken to accomplish the reorganization, the Massachusetts Trust, as sole initial shareholder of each Fund of the Trust, approved all material agreements of the Trust, including the investment advisory and sub-advisory agreements. These agreements were also approved by the initial Trustees of the Trust, who served as the Trustees of the Massachusetts Trust prior to the reorganization.

Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of December 31, 2018, the Trust was comprised of fifty-six separate funds, nine of which are presented in these financial statements (each individually a “Fund,” and collectively the “Funds” or the “Pacific Dynamix Underlying Funds”): PD 1-3 Year Corporate Bond Portfolio, PD Aggregate Bond Index Portfolio, PD High Yield Bond Market Portfolio, PD Large-Cap Growth Index Portfolio, PD Large-Cap Value Index Portfolio, PD Small-Cap Growth Index Portfolio, PD Small-Cap Value Index Portfolio, PD Emerging Markets Portfolio, and PD International Large-Cap Portfolio.

The Pacific Dynamix Underlying Funds currently offer Class P shares only.

Presently, only the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth, and Pacific Dynamix — Growth Portfolios (collectively, the “Pacific Dynamix Portfolios”) and the Investment Adviser and certain of its affiliates can invest in the Pacific Dynamix Underlying Funds.

There is a separate annual report containing the financial statements for the Pacific Dynamix Portfolios, which is available without charge. For information on how to obtain the annual report for the Pacific Dynamix Portfolios, see the Where to Go for More Information section of this report on page F-21.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP. The following Accounting Standards Update(s) (each an “ASU”) were implemented during this reporting cycle.

On August 28, 2018, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. This update intends to improve the effectiveness of disclosure requirements on fair value measurements, including the consideration of costs and benefits. As a result of the implementation of ASU 2018-13, certain disclosures were removed from the Schedules of Investments and Note 3D.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Pacific Dynamix Underlying Fund presented in these financial statements is treated as a partnership for Federal income tax purposes. As partnerships, none of these Funds are required to distribute taxable income and capital gains (see Note 10). No dividend and capital gain distributions have been made by the Pacific Dynamix Underlying Funds under the current dividend and distribution policy.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D-1

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

D. EXPENSE ALLOCATION

General expenses of the Trust are allocated to each Fund in proportion to its relative average daily net assets. Expenses directly attributable to a particular Fund are charged directly to that Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund including legal, printing, and support services (see Notes 6 and 7A). All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW PRONOUNCEMENTS NOT YET ADOPTED

On March 30, 2017, the FASB issued ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities, which requires the premium associated with the purchase of callable debt securities be amortized to the earliest call date and no longer amortized through the contractual life of the instrument. The changes are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management has determined that there is no impact on the financial statements.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, the Board has delegated certain functions to the Trustee Valuation Committee (“TVC”) and/or the Valuation Oversight Committee (“VOC”) or its delegate to determine the fair value of certain investments, which includes using third party pricing services. Each valuation committee that values the Funds’ investments does so in accordance with the Valuation Policy. Notes 3B and 3C below describe in greater detail the methodologies used to value each Fund’s investments.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund presented in these financial statements is divided into shares. The price per share of a Fund’s shares is called its NAV. The NAV forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. Each Fund’s NAV is calculated by taking the total value of a Fund’s assets, subtracting a Fund’s liabilities, and dividing by the total number of shares outstanding.

Each Fund’s NAV is calculated once per day, every day the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. For purposes of calculating the NAV, the value of investments held by each Fund is generally determined as of the scheduled closing time of the NYSE, which is usually 4:00 p.m. Eastern Time. Information that becomes known to the Trust or its agents after the scheduled close of the NYSE on a particular day will not normally be used to retroactively adjust the price of an investment for that same business day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange.

Each Fund’s NAV will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a regular holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the SEC), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the Board.

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange as of the scheduled closing time of the NYSE and does not normally take into account trading, clearances or settlements that take place after the scheduled close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges, which may be earlier than the scheduled close of the NYSE. The Trust then may adjust for market events occurring between the close of certain foreign exchanges and the scheduled close of the NYSE. The Trust has retained an independent statistical analysis service approved by the Board to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, option contracts, and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, option contracts, and swap agreements for which no settlement price is reported, are

D-2

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Trust’s Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates gathered from leading market makers.

Domestic and Foreign Debt Investments

Debt investments are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy.

Investments in Mutual Funds and Variable Insurance Trusts

Fund investments in affiliated or unaffiliated mutual funds (and/or variable insurance trusts) are valued at their respective published NAVs.

Investment Values Determined by a Valuation Committee

The Trust’s Valuation Policy includes methodologies approved for valuing investments in circumstances where market quotations are not readily available. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with Board approved formulas and methodologies (“Alternate Valuation Methodologies”). Under the Valuation Policy these Alternate Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event market quotations or Alternate Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the TVC or determined by the VOC or its delegate pursuant to the Valuation Policy and then subsequently submitted for approval or ratification to either the TVC or the Board. Valuations determined by the TVC or the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

Market quotations are considered not readily available if: (i) the market quotations received are deemed unreliable or inaccurate, (ii) approved pricing services do not provide a valuation for a particular investment, or (iii) material events occur after the close of the principal market for a particular investment but prior to the scheduled close of the NYSE.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of Pacific Life Insurance Company and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

● Level 1 –	Quoted prices (unadjusted) in active markets for identical investments
● Level 2 –	Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
● Level 3 –	Significant unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the Board (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of December 31, 2018, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from

D-3

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic, and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit-Oriented Investments

For non-publicly traded instruments that represent debt to the Trust, the carrying amount approximates fair value due to the relatively short- term maturity of these financial instruments. The Trust may use market transactions for identical or similar instruments or a market yield

D-4

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

approach, which utilizes expected future cash flows that are discounted using estimated current market rates. Discounted cash flow calculations may be adjusted to reflect current market conditions and/or the perceived credit risk of each Fund as applicable. Consideration may also include an evaluation of collateral. To the extent that these inputs are observable and timely, the fair values for credit-oriented investments are categorized as Level 2; otherwise the fair values would be categorized as Level 3.

4. INVESTMENTS AND RISKS

General Investment Risks

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risks

Events in the financial markets and economy may cause volatility and uncertainty and affect Fund performance. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market and regulatory risk, price volatility, and liquidity risk, which may affect their value. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short- term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the historically low interest rate environment in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from potential interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The Funds may face potential risks associated with the United Kingdom’s vote on June 23, 2016 to leave the European Union (the “EU”), commonly referred to as “Brexit.” There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on

D-5

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

trade agreements, regulations, and treaties. The exact time frame for the implementation of Brexit is unknown and may change. Brexit may also increase the likelihood that other EU members may decide to leave the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events may have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of the Funds’ investments.

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk, and geographic focus risk, among other risks.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage- backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

D-6

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Delayed-Delivery Transactions

Certain Funds may purchase or sell securities on a delayed-delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed- delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest.

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied.

Segregation and Collateral

If a Fund engages in certain transactions such as derivative investments, repurchase agreements, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

D-7

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange.

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the reasons described: The PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, and PD Small-Cap Value Index Portfolios utilized futures contracts to provide market exposure proportionate to the size of each Fund’s cash flows and residual cash balances. The PD International Large-Cap Portfolio entered into exchange traded index futures to equitize large flows of cash.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the reasons described: The PD Emerging Markets Portfolio and PD International Large-Cap Portfolio used Forward Contracts in connection with settling of portfolio securities transactions or to exchange one currency for another.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities:

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts

D-8

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of fair values of investments in equity futures contracts disclosed in the Trust’s Statements of Assets and Liabilities, as of December 31, 2018:

	Total Value of Equity Contracts* as of December 31, 2018
Portfolio	Assets	Liabilities
PD Large-Cap Growth Index	$-	($91,823)
PD Large-Cap Value Index	-	(88,367)
PD Small-Cap Growth Index	-	(16,844)
PD Small-Cap Value Index	-	(40,664)

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Notes to Schedules of Investments.

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation of derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investment Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Equity contracts	Net realized gain (loss) on futures contract transactions Change in net unrealized appreciation (depreciation) on futures contracts
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contract transactions

The following is a summary of each Fund’s realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended December 31, 2018:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations			Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Equity Contracts	Foreign Currency Contracts	Equity Contracts
PD Large-Cap Growth Index	($291,742)	($291,742)	$-	($79,690)
PD Large-Cap Value Index	100,971	100,971	-	(110,090)
PD Small-Cap Growth Index	(6,937)	(6,937)	-	(19,481)
PD Small-Cap Value Index	(109,047)	(109,047)	-	(47,620)
PD Emerging Markets Portfolio	75	-	75	-
PD International Large-Cap	(145,833)	(145,198)	(635)	-

The following is a summary of the average number of positions and values of futures contracts for the fiscal year ended December 31, 2018:

	Average Derivative Positions and Value of Futures Contracts
Portfolio	Number of Positions	Value
PD Large-Cap Growth Index	2	($96,165)
PD Large-Cap Value Index	2	(62,789)
PD Small-Cap Growth Index	1	(5,876)
PD Small-Cap Value Index	1	(20,394)

The table shown above and the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of futures and foreign currency contracts for each applicable Fund for the fiscal year ended December 31, 2018.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

D-9

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

Certain Funds held financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements). Certain Funds presented in these financial statements had investments in repurchase agreements. The gross value and related collateral for these investments are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by each applicable Fund presented in these financial statements exceeded the value of the repurchase agreements as of December 31, 2018.

6. INVESTMENT ADVISORY, SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life Insurance Company (“Pacific Life”), serves as Investment Adviser to each Fund of the Trust. PLFA receives investment advisory fees from each Fund which are based on the following annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise each of the Funds presented in these financial statements. PLFA, as Investment Adviser to each Fund of the Trust, pays management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of December 31, 2018, the investment advisory fees that PLFA receives from each Fund, based upon an annual percentage of the average daily net assets of each Fund, and the sub-adviser of each Fund, are as follows:

Portfolio	Investment Advisory Fee Rate	Sub-Adviser(s)
PD 1-3 Year Corporate Bond	0.20% on first $50 million 0.19% on next $50 million 0.14% on excess	SSGA Funds Management, Inc.
PD Aggregate Bond Index	0.16% on first $50 million 0.15% on next $50 million 0.14% on excess	SSGA Funds Management, Inc.
PD High Yield Bond Market	0.35% on first $50 million 0.22% on next $50 million 0.14% on excess	SSGA Funds Management, Inc.
PD Large-Cap Growth Index PD Large-Cap Value Index PD Small-Cap Growth Index PD Small-Cap Value Index	0.14% on first $300 million 0.12% on excess	BlackRock Investment Management, LLC
PD Emerging Markets	0.60% on first $50 million 0.35% on excess	Dimensional Fund Advisors LP
PD International Large-Cap	0.25% on first $100 million 0.20% on excess	Dimensional Fund Advisors LP

Pursuant to an Agreement for Administration and Support Services (the “Administration Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Administration Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for all Class P shares of the Pacific Dynamix Underlying Funds and is compensated by the Trust for these services.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser and Pacific Life are related parties. The advisory fees earned by the Investment Adviser and expenses for support services recovered by PLFA and Pacific Life (see Note 6) from each Fund presented in these financial statements for the fiscal year ended December 31, 2018 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2018 are presented in the Statements of Assets and Liabilities.

B. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations.

D-10

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed.

Amounts in the deferral account are obligations of each Fund at the time of such deferral and are payable in accordance with the Plan. An independent trustee who defers compensation has the ability to select credit rate options that track the performance, at NAV of Class I shares of the Trust or at NAV of Class A of certain series of the Pacific Funds Series Trust without a sales load. Pacific Funds Series Trust is a Delaware statutory trust and is registered under the 1940 Act as an open-end management investment company. PLFA is the Investment Adviser to Pacific Funds Series Trust. The obligation of each Fund under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation). Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of that Fund to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation on a Fund’s DCP Liability account is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended December 31, 2018, such expenses decreased by $5,888 for all applicable Funds presented in these financial statements as a result of the market value depreciation on such accounts. As of December 31, 2018, the total amount in the DCP Liability accounts was $35,087 for all applicable Funds presented in these financial statements.

C. OFFICERS OF THE TRUST

All officers of the Trust are also officers of Pacific Life and/or PLFA and received no compensation from the Trust.

D. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

E. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day price, or average of highest bid/lowest offer, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board will be asked to determine that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended December 31, 2018, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
PD Large-Cap Growth Index	$884,081	$1,919,845	$600,753
PD Large-Cap Value Index	1,860,602	432,669	(34,204)
PD Small-Cap Value Index	185,100	246,788	88,690
PD Small-Cap Growth Index	445,920	568,810	50,958

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing under the line of credit agreement is the higher of the Federal Funds effective rate or the One-Month London Interbank Offered Rates (“LIBOR”) rate, plus 1.25%. The Trust pays the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line of credit, up to an annual maximum of $187,500. As of December 31, 2018, the actual interest rate on borrowing by the Trust was 3.75%. The committed line of credit will expire on October 15, 2019 unless renewed and is available to all Funds presented in these financial statements except the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, and PD High Yield Bond Market Portfolios. The commitment fees and interest incurred by each applicable Fund presented in these financial statements are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable Fund. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
PD Large-Cap Growth Index	3.28%	$951,145
PD Large-Cap Value Index	3.54%	4,152,306
PD Small-Cap Value Growth	3.13%	3,031,432
PD Small-Cap Value Index	3.23%	111,333
PD Emerging Markets	2.91%	275,986
PD International Large-Cap	3.04%	122,901

None of the Funds presented in these financial statements had a loan outstanding in connection with this revolving line of credit agreement as of December 31, 2018.

D-11

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended December 31, 2018 are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
PD Aggregate Bond Index	$415,051,133	$380,788,208

	Other Securities
Portfolio	Purchases	Sales
PD 1-3 Year Corporate Bond	$122,757,317	$119,780,137
PD Aggregate Bond Index	65,088,440	60,150,070
PD High Yield Bond Market	54,235,603	45,587,921
PD Large-Cap Growth Index	151,167,574	156,124,122
PD Large-Cap Value Index	140,443,498	137,643,469

	Other Securities
Portfolio	Purchases	Sales
PD Small-Cap Growth Index	$23,425,516	$97,831,151
PD Small-Cap Value Index	42,085,347	137,136,372
PD Emerging Markets	43,389,322	25,691,754
PD International Large-Cap	189,029,799	44,345,236

10. FEDERAL INCOME TAX INFORMATION

Each Pacific Dynamix Underlying Fund is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Pacific Dynamix Underlying Funds under the current dividend and distribution policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes (see Note 2B).

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments for Federal income tax purposes as of December 31, 2018, were as follows:

		Gross	Gross	Net Unrealized	Net Unrealized	Net
Portfolio	Total Cost of Investments on Tax Basis (1)	Unrealized Appreciation on Investments	Unrealized Depreciation on Investments	Appreciation (Depreciation) on Investments	Appreciation (Depreciation) on Other (2)	Unrealized Appreciation (Depreciation)
PD 1-3 Year Corporate Bond	$211,187,556	$152,741	($1,971,696)	($1,818,955)	$-	($1,818,955)
PD Aggegate Bond Index	1,047,957,293	5,674,198	(22,671,583)	(16,997,385)	-	(16,997,385)
PD High Yield Bond Market	193,659,444	1,149,599	(14,324,041)	(13,174,442)	-	(13,174,442)
PD Large-Cap Growth Index	415,773,320	196,531,231	(15,833,673)	180,697,558	(91,823)	180,605,735
PD Large-Cap Value Index	594,506,934	90,940,604	(65,316,381)	25,624,223	(88,367)	25,535,856
PD Small-Cap Growth Index	37,191,669	5,005,554	(6,291,627)	(1,286,073)	(16,844)	(1,302,917)
PD Small-Cap Value Index	89,166,652	6,844,158	(15,690,860)	(8,846,702)	(40,664)	(8,887,366)
PD Emerging Markets	187,507,769	29,264,839	(22,527,343)	6,737,496	-	6,737,496
PD International Large-Cap	547,624,648	48,649,018	(69,920,590)	(21,271,572)	-	(21,271,572)

(1)	The difference between the total cost of investments on tax basis and investments, at cost, as presented in the Statements of Assets and Liabilities is primarily due to wash sale loss deferrals.
(2)	Other includes net appreciation or depreciation on derivatives, if any.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2014.

11. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the fiscal year ended December 31, 2018 and 2017 were as follows:

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
Class P
Shares sold	935,633	3,435,979	5,482,383	12,840,899	455,844	1,728,967
Shares repurchased	(1,299,893)	(134,924)	(4,952,235)	(2,227,744)	(671,750)	(168,350)
Net increase (decrease)	(364,260)	3,301,055	530,148	10,613,155	(215,906)	1,560,617
Shares outstanding, beginning of year	20,390,238	17,089,183	83,933,726	73,320,571	12,565,499	11,004,882
Shares outstanding, end of year	20,025,978	20,390,238	84,463,874	83,933,726	12,349,593	12,565,499

D-12

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Small-Cap Growth Index Portfolio
Class P
Shares sold	1,721,905	1,483,543	915,953	2,924,217	177,278	189,794
Shares repurchased	(1,943,955)	(1,360,764)	(1,465,872)	(1,108,678)	(2,682,721)	(2,049,839)
Net increase (decrease)	(222,050)	122,779	(549,919)	1,815,539	(2,505,443)	(1,860,045)
Shares outstanding, beginning of year	17,604,176	17,481,397	23,853,702	22,038,163	3,853,188	5,713,233
Shares outstanding, end of year	17,382,126	17,604,176	23,303,783	23,853,702	1,347,745	3,853,188

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	PD Small-Cap Value Index Portfolio		PD Emerging Markets Portfolio		PD International Large-Cap Portfolio
Class P
Shares sold	368,516	550,216	1,509,424	2,928,396	7,848,916	1,003,290
Shares repurchased	(4,356,273)	(2,527,918)	(692,934)	(961,063)	(806,923)	(4,583,636)
Net increase (decrease)	(3,987,757)	(1,977,702)	816,490	1,967,333	7,041,993	(3,580,346)
Shares outstanding, beginning of year	7,602,536	9,580,238	11,311,063	9,343,730	25,046,487	28,626,833
Shares outstanding, end of year	3,614,779	7,602,536	12,127,553	11,311,063	32,088,480	25,046,487

D-13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets, and PD International Large-Cap Portfolios, nine of fifty-six portfolios constituting Pacific Select Fund (collectively the “Trust”) as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the Portfolio’s, except PD 1-3 Year Corporate Bond; the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2018, 2017, 2016, 2015, and the period from April 30, 2014 (commencement of operations) through December 31, 2014 for PD 1-3 Year Corporate Bond; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios of the Trust, except PD 1-3 Year Corporate Bond, as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of PD 1-3 Year Corporate Bond as of December 31, 2018; the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2018, 2017, 2016, 2015, and the period from April 30, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 25, 2019

We have served as the auditor of one or more affiliated investment companies of Pacific Select Fund since 1988.

E-1

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2018 to December 31, 2018.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses. The “Ending Account Value at 12/31/18” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/18-12/31/18” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2018 to December 31, 2018.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 Fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your portfolio(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/18-12/31/18.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses. It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/18	Ending Account Value at 12/31/18	Annualized Expense Ratio	Expenses Paid During the Period 07/01/18- 12/31/18 (1)
PD 1-3 Year Corporate Bond

Actual	$1,000.00	$1,013.60	0.23%	$1.17

Hypothetical	$1,000.00	$1,024.05	0.23%	$1.17

PD Aggregate Bond Index

Actual	$1,000.00	$1,016.40	0.20%	$1.02

Hypothetical	$1,000.00	$1,024.20	0.20%	$1.02

PD High Yield Bond Market

Actual	$1,000.00	$975.10	0.32%	$1.59

Hypothetical	$1,000.00	$1,023.59	0.32%	$1.63

PD Large-Cap Growth Index

Actual	$1,000.00	$917.40	0.17%	$0.82

Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

PD Large-Cap Value Index

Actual	$1,000.00	$932.50	0.17%	$0.83

Hypothetical	$1,000.00	$1,024.35	0.17%	$0.87

Portfolio	Beginning Account Value at 07/01/18	Ending Account Value at 12/31/18	Annualized Expense Ratio	Expenses Paid During the Period 07/01/18- 12/31/18 (1)
PD Small-Cap Growth Index

Actual	$1,000.00	$826.20	0.30%	$1.38

Hypothetical	$1,000.00	$1,023.69	0.30%	$1.53

PD Small-Cap Value Index

Actual	$1,000.00	$825.50	0.23%	$1.06

Hypothetical	$1,000.00	$1,024.05	0.23%	$1.17

PD Emerging Markets

Actual	$1,000.00	$933.20	0.54%	$2.63

Hypothetical	$1,000.00	$1,022.48	0.54%	$2.75

PD International Large-Cap

Actual	$1,000.00	$878.80	0.27%	$1.28

Hypothetical	$1,000.00	$1,023.84	0.27%	$1.38

(1)

Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

F-1

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Frederick L. Blackmon Year of birth 1952	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust; Former Director (2005 to 2016) of Trustmark Mutual Holding Company; Former Member of Board of Trustees (2010 to 2016) of Cranbrook Educational Community. Formerly: Executive Vice President and Chief Financial Officer of Zurich Life; Executive Vice President and Chief Financial Officer of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Member of Board of Governors of Cranbrook Schools; Member of Board of Regents of Eastern Michigan University.	91

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	91

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Funds Series Trust; Consultant to the Trust and Pacific Funds Series Trust (11/15 to 6/16); Independent Trustee (2010 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (2010 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present); Adjunct Professor of Accounting (2011 to 2015), SUNY College at Old Westbury; Interim Chief Financial Officer (2014 to 2015) of The Leon Levy Foundation. Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP.	91

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; and Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	91

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 1/01/05	Trustee (9/05 to present) of Pacific Funds Series Trust. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	91

F-2

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

James T. Morris Year of birth 1960	Chairman of the Board and Trustee since 1/11/07	Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Director (4/07 to present), Chairman (5/08 to present), Chief Executive Officer (4/07 to present) and President (1/16 to present) of Pacific Life; Chief Executive Officer (5/07 to 10/15) and President (5/07 to 3/12) of Pacific Life Fund Advisors LLC; Director (4/16 to present) of Edison International; and Chairman of the Board and Trustee (1/07 to present) and Chief Executive Officer (1/07 to present) of Pacific Funds Series Trust.	91

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/1/18	Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Chief Financial Officer (4/12 to 2/17) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present), Chief Financial Officer (4/12 to 2/17) and Director (1/16 to present) of Pacific Life; Chief Financial Officer (4/12 to 10/15) and Executive Vice President (4/12 to 10/15) of Pacific Life Fund Advisors LLC; Chief Executive Officer (1/15 to present) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present) of Pacific Funds Series Trust.	91

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14 (Vice President 6/06 to 12/14)	Senior Vice President (4/14 to present) and Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) and Vice President (6/06 to 12/14) of Pacific Funds Series Trust.	91

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and General Counsel (6/01 to present) and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	91

Sharon E. Pacheco Year of birth 1957	Vice President and Chief Compliance Officer since 6/04/04	Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Vice President (2/00 to present) and Chief Compliance Officer (1/03 to present) of Pacific Life; Vice President and Chief Compliance Officer (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President and Chief Compliance Officer (6/04 to present) of Pacific Funds Series Trust.	91

Jane M. Guon Year of birth 1964	Vice President and Secretary since 1/01/11	Vice President and Secretary (1/11 to present) of Pacific Mutual Holding Company, Pacific LifeCorp and Pacific Life; Director (1/11 to 3/17) of Pacific Life; Vice President and Secretary (1/11 to present) and of Pacific Life Fund Advisors LLC; Vice President and Secretary (1/11 to present), Assistant Vice President (5/06 to 12/10) and Assistant Secretary (5/99 to 12/10) of Pacific Select Distributors, LLC; and Vice President and Secretary (1/11 to present) of Pacific Funds Series Trust.	91

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05	Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	91

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14 (Assistant Vice President 11/06 to 12/14)	Vice President (4/14 to present) and Assistant Vice President (5/07 to 3/14) of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	91

F-3

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13	Assistant Vice President (9/11 to present) of Pacific Life; and Vice President (12/13 to present) of Pacific Funds Series Trust. Formerly: Vice President and Attorney of Pacific Investment Management Company LLC (“PIMCO”).	91

Trevor T. Smith Year of birth 1975	Assistant Vice President since 3/23/16 and Treasurer since 4/1/2018 (Assistant Treasurer 3/16 to 3/18)	Assistant Vice President (1/17 to present) and Director of Variable Products Accounting (4/09 to 12/16) of Pacific Life; and Vice President (3/16 to present), Treasurer (4/18 to present) and Assistant Treasurer (3/16 to 3/18) of Pacific Funds Series Trust.	91

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	91

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2018, the “Fund Complex” consisted of Pacific Select Fund (56 funds) and Pacific Funds Series Trust (35 funds).

F-4

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds and directly manages the Core Income, High Yield Bond and Floating Rate Income Portfolios (the “PAM Managed Funds”) under the name Pacific Asset Management (“PAM”); the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Pacific Dynamix Funds”); the Diversified Alternatives Portfolio; and the PSF DFA Balanced Allocation Portfolio (together with the Portfolio Optimization Funds, Pacific Dynamix Funds and Diversified Alternatives Portfolio, the “Asset Allocation Funds” and together with the Asset Allocation Funds and the PAM Managed Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained other third-party firms to serve as Sub-Advisers under PLFA’s oversight. The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers, or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at an in-person meeting of the Trustees held on December 12, 2018.1

At this meeting and other meetings, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to requests from the Independent Trustees and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to the Funds under the Agreements. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board also received information on the overall profitability to Pacific Life Insurance Company (“Pacific Life”) of the variable insurance products, which are supported by the Trust. The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information concerning the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

    A. Nature, Extent and Quality of Services

PLFA – The Trustees considered the depth and quality of PLFA’s investment management process, including its monitoring and oversight of the Sub-Advisers and PAM, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA, including PAM, since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s

1 At the December 12th meeting, the Board did not consider the continuance of the Sub-Advisory Agreement relating to the Real Estate Portfolio, as that agreement was not up for renewal at that time.

F-5

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders.

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other personnel and the low turnover rates of its key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the asset allocation funds. In addition, the Trustees considered PLFA’s sub-adviser research process and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and monitoring.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA, including PAM. The Trustees considered that PLFA, including PAM, is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA, including PAM, is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. With respect to the Asset Allocation Funds, the Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Asset Allocation Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Asset Allocation Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had recently engaged a third-party consulting firm to review PLFA’s asset allocation process, and that the firm had reported favorably on PLFA’s asset allocation capabilities. With respect to the PAM Managed Funds, the Trustees also considered the investment oversight and monitoring of PAM discussed below under “Sub-Advised Funds.”

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA and PAM on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required under Rule 38a-1 of the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analysis and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and/or stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including relationships with financial intermediaries.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds of the Trust and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds that PLFA believed would contribute to the Asset Allocation Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Asset Allocation Funds.

F-6

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers and PAM. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance records against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. The Trustees noted that PLFA has developed, and continues to enhance, processes to oversee and monitor the performance of Sub-Advisers, including the use of analytical methods to review Fund performance and execution of investment strategies. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity. With respect to the PAM Managed Funds, the Board considered that PLFA provides oversight, diligence and reporting with regard to its PAM unit that is similar to the process it employs with regard to the Sub-Advisers. In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and PAM, and has recommended and taken measures to attempt to remedy relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving onsite visits, in-person meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for both the PAM Managed Funds and Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information concerning securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies. The Trustees also considered the information and support provided by PLFA in connection with the Trustees’ fair valuation responsibilities.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for both the PAM Managed Funds and Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by funds-of-funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required under Rule 38a-1 of the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees

F-7

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and each Sub-Adviser.

    B. Investment Results

The Trustees considered the investment results of each Fund in light of its objective, strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that the custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2018, as available, compared to the applicable benchmark and Selected Performance Peer Group. With respect to the actively-managed Funds, the Trustees placed greater emphasis on a Fund’s performance against peers as opposed to the unmanaged benchmark index. With respect to those Funds that pursue an index strategy, the Trustees placed greater emphasis on the tracking error of a Fund against its target index as opposed to performance against peers.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds of the Trust, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Asset Allocation Funds. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the approach used by the Sub-Advisers, and the approach used by PLFA and PAM with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA, PAM or a Sub-Adviser has taken, or agreed to take, to enhance the investment performance of a Fund, and the results of those actions. In reviewing the performance of each Fund, the Board took into account, among other things, each Fund’s performance track record. A summary of each Fund’s track record is provided below.

Comstock Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and ten-year periods and underperformed for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the third quintile for the five-year period.

Dividend Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three- and five-year periods and slightly outperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2010.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period.

Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and slightly underperformed for the ten-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods, the

F-8

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

second quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three- and ten-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Large-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring the Fund closely for improved performance.

Main Street Core Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the third quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list” and that PLFA represented it is encouraged by improved performance in recent months and will be monitoring the Fund closely for improved performance.

Value Advantage Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and five-year periods and underperformed for the three-year period; (2) outperformed its primary benchmark for the one-year period, underperformed for the three-year period and slightly underperformed for the five-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the second quintile for the five-year period.

Developing Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Mid-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and slightly underperformed for the ten-year period; (2) outperformed its primary benchmark for the one-, three- and five-year periods and underperformed for the ten-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Growth Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and underperformed for the five-year period; (2) outperformed its primary benchmark for the one- and three-year periods and underperformed for the five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2013.

Mid-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2015.

Small-Cap Equity Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and three-year periods, underperformed for the five-year period and performed in line for the ten-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods and outperformed for the ten-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and ten-year periods, the second quintile for the three-year period and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Advisers have co-managed the Fund since 2010 and that one Sub-Adviser manages a sleeve of

F-9

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered the performance of each sleeve separately in evaluating the Sub-Advisers.

Small-Cap Value Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one- and three-year periods and outperformed for the five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the second quintile for the three- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund.

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Small-Cap Growth Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period; (2) outperformed its primary benchmark for the one-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Emerging Markets Debt Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three-year period and slightly outperformed for the five-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one- and five-year periods and the first quintile for the three-year period.

Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and slightly outperformed for the five-year period; (2) outperformed its primary benchmark for the one-, three- and ten-year periods and underperformed for the five-year period; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and ten-year periods and the third quintile for the five-year period.

International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one- and ten-year periods, performed in line for the three-year period and underperformed for the five-year period; (2) outperformed its primary benchmark for the one-, five- and ten-year periods and slightly outperformed for the three-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the first quintile for the ten-year period.

International Small-Cap Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period, the second quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods. The Board also considered PLFA’s views as to the competitive nature of the Sub-Adviser’s longer-term performance and its confidence in the Sub-Adviser’s investment process.

International Value Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, performed in line for the three-year period and underperformed for the five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three-year period and the fifth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since May 2017.

Diversified Alternatives Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

Currency Strategies Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the Fund had a co-Sub-Adviser from 2013 until 2018.

F-10

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Equity Long/Short Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-year period; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered PLFA’s representation that the Sub-Adviser’s investment style is currently out of favor.

Global Absolute Return Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five-year period; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the fourth quintile for the three-year period and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its performance “watch list” and will be monitoring its performance closely.

Health Sciences Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one- and ten-year periods and underperformed for the three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and ten-year periods and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Real Estate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one- and ten-year periods and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective May 2018 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Technology Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2016.

Core Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-year period; (2) outperformed its primary benchmark for the one- and three-year periods; and (3) is ranked in the first quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-year period.

Floating Rate Income Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

Diversified Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods; (2) underperformed its primary benchmark for the one-year period and outperformed for the three-, five- and ten-year periods; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2009.

Floating Rate Loan Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods, the third quintile for the five-year period and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2010.

High Yield Bond Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-year period, slightly outperformed for the three-year period, slightly underperformed for the five-year period and underperformed for the ten-year period; (2) underperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period.

F-11

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Inflation Managed Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three- and ten-year periods and slightly outperformed for the five-year period; (2) underperformed its primary benchmark for the one- and five-year periods and outperformed for the three- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three- and ten-year periods and the second quintile for the five-year period.

Inflation Strategy Portfolio

The Fund: (1) performed in line with its Selected Performance Peer Group median for the one-year period and underperformed for the three- and five-year periods; (2) slightly underperformed its primary benchmark for the one-year period and underperformed for the three- and five-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since November 2017.

Managed Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three- and ten-year periods; (2) underperformed its primary benchmark for the one-year period, outperformed for the three- and ten-year periods and slightly outperformed for the five-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period, the third quintile for the five-year period and the first quintile for the ten-year period.

PD 1-3 Year Corporate Bond Portfolio

The Fund underperformed its primary benchmark for the one- and three-year periods.

Short Duration Bond Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group for the one-, three-, five- and ten-year periods; (2) outperformed its primary benchmark for the one-, three-, five- and ten-year periods; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2011. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board also considered PLFA’s representation that performance is in line with its expectations given the Sub-Adviser’s management style.

PD Aggregate Bond Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and three-year periods and the first quintile for the one-year period.

PD High Yield Bond Market Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its primary benchmark for the one-, three- and five-year periods; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods and the first quintile for the three-year period.

PD International Large-Cap Portfolio

The Fund: (1) outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) slightly underperformed its primary benchmark for the one-year period, outperformed for the three-year period and slightly outperformed for the five-year period; and (3) is ranked in the second quintile of its Selected Performance Peer Group for the one- and five-year periods and the first quintile for the three-year period.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three-year period and slightly outperformed for the five-year period; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-, three- and five-year periods.

F-12

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Pacific Dynamix – Moderate Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three-year period; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three- and five-year periods.

Pacific Dynamix – Growth Portfolio

The Fund: (1) slightly outperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the third quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the second quintile for the five-year period.

Portfolio Optimization Conservative Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period, outperformed for the three-year period and performed in line for the five-year period; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the first quintile for the three-year period and the third quintile for the five-year period.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one- and five-year periods and outperformed for the three-year period; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period, the second quintile for the three-year period and the third quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Portfolio Optimization Moderate Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Portfolio Optimization Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the fourth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods; (2) underperformed its custom benchmark for the one- and five-year periods and outperformed for the three-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period and the fifth quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers and its benchmark over various time periods and PLFA’s future outlook for the Fund. The Board considered that PLFA would continue to manage exposures to asset classes and underlying managers in an effort to improve performance.

PSF DFA Balanced Allocation Portfolio

The Fund: (1) underperformed its Selected Performance Peer Group median for the one-year period; (2) underperformed its primary benchmark for the one-year period; and (3) is ranked in the fourth quintile of its Selected Performance Peer Group for the one-year period. In evaluating the performance of the Fund, the Board also considered that the Fund had not been in operation for a sufficient time period to establish a meaningful track record.

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees the use of a new sub-adviser if performance lagged and the prospects for improvement within a reasonable timeframe were not promising, and reviewed the monitoring of the PAM unit’s investment results by PLFA. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds in the Asset Allocation Funds and that the Asset Allocation Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Asset Allocation Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds of the Trust. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Asset Allocation Funds and the benefits the Asset Allocation Funds provide for

F-13

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

shareholders generally. The Trustees also noted that certain of the Underlying Funds are also available as investment options outside of the Asset Allocation Funds.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

    C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared such amounts with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Funds, the Trustees also compared the net expense ratio with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

Comstock Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

F-14

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Main Street Core Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Developing Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.02% of its advisory fee.

F-15

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Diversified Alternatives Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Currency Strategies Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Equity Long/Short Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.15% of its advisory fee. The Trustees also considered that the Operating Expenses for the Fund include investment related expenses.

Global Absolute Return Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.09% of its advisory fee.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

F-16

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Core Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.05% of its advisory fee upon closing of the reorganization of the Floating Rate Loan Portfolio into the Fund.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Floating Rate Loan Portfolio

The Trustees considered that (a) the advisory fee for the Fund is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Strategy Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

F-17

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

F-18

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was greater than the Comparable Peer Fund Average.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was in line with the Comparable Peer Fund Average.

PSF DFA Balanced Allocation Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees also considered that the Selected Expense Peer Group contains funds which have a differing expense structure and that PLFA represented that the small amount of Fund assets may cause expenses to appear high relative to the peer group.

During their review, the Trustees considered that all of the Funds, except for the Equity Long/Short Portfolio, Portfolio Optimization Funds and Underlying Funds of the Pacific Dynamix Funds, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with regard to the Sub-Advised Funds, the fee rates were the result of arms’ length negotiations between PLFA and the Sub-Advisers, and that any sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

    D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Asset Allocation Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and,

F-19

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the Sub-Advisers, the Trustees considered the data described above in light of the arms’ length nature of the relationship (for the Sub-Advised Funds) between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale if the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and/or advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Asset Allocation Funds. The Independent Trustees noted that the Portfolio Optimization Funds, Pacific Dynamix Funds and Diversified Alternatives Portfolio are funds-of-funds that invest in other Funds of the Trust that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of these Asset Allocation Funds as assets grow. With respect to the Portfolio Optimization Funds, the Trustees noted that the advisory fee was initially priced to scale, whereby the fee was set at an amount that takes into account the current size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund by Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed, and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

    E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information concerning other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information concerning other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by investment advisers to mutual funds or were otherwise not unusual.

    F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders, and that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of each Fund and its shareholders. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

F-20

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Form N-Q (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Form N-Q, (when required) is filed pursuant to applicable regulations and is available after filing (i) on the SEC’s website at http://www.sec.gov; or (ii) on the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectuses and Statement of Additional Information (“SAI”). The prospectuses and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

How to Obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), annual and semi-annual reports, and complete schedules of investments are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’s website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Annuity Financial Advisors: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-347-7787

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

6 a.m. through 5 p.m. Pacific Time (Monday through Friday)

F-21

Form Nos.: 15-31114-06 4732-17A

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no waivers to the Code of Ethics during the period covered by this report.

A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees.

(a) The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended

December 31, 2018 and 2017 were $1,615,000 and $1,580,000, respectively.

Audit-Related Fees.

(b) For the fiscal years ended December 31, 2018 and December 31, 2017 there were no audit-related fees.

Tax Fees.

(c) For the fiscal years ended December 31, 2018 and December 31, 2017, there were no tax fees.

All Other Fees.

(d) The aggregate fees billed to the Registrant for products and services provided by the principal accountant for the fiscal year ended December 31, 2018 were $19,236 for Form N-14 filings. For fiscal year ended December 31, 2017, there were no fees.

(e)(l)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)

Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

(i)

De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(l)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.

Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs’’) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(l)A.(iii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in this Section.

(e)(2) No services included in (b)-(c) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were service rendered of 1.2% included in (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the years ended December 31, 2018 and 2017 by the Registrant’s principal accountant for non- audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $1,644,136 and $1,514,630, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule I.

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 98.7%

Basic Materials - 2.2%

Air Products & Chemicals Inc	25,484	$4,078,714
Albemarle Corp	12,388	954,743
Celanese Corp	15,477	1,392,466
CF Industries Holdings Inc	26,769	1,164,719
DowDuPont Inc	265,463	14,196,961
Eastman Chemical Co	16,390	1,198,273
FMC Corp	15,414	1,140,019
Freeport-McMoRan Inc	167,960	1,731,668
International Flavors & Fragrances Inc	11,634	1,562,097
International Paper Co	47,269	1,907,777
Linde PLC (United Kingdom)	63,807	9,956,444
LyondellBasell Industries NV ‘A’	36,436	3,030,018
Newmont Mining Corp	60,962	2,112,333
Nucor Corp	36,380	1,884,848
PPG Industries Inc	27,798	2,841,790
The Mosaic Co	41,117	1,201,028
The Sherwin-Williams Co	9,566	3,763,838

		54,117,736

Communications - 14.4%

Alphabet Inc ‘A’ *	34,614	36,170,245
Alphabet Inc ‘C’ *	35,609	36,877,037
Amazon.com Inc *	47,557	71,429,187
Arista Networks Inc *	5,984	1,260,829
AT&T Inc	842,729	24,051,486
Booking Holdings Inc *	5,370	9,249,395
CBS Corp ‘B’	38,905	1,700,927
CenturyLink Inc	110,177	1,669,182
Charter Communications Inc ‘A’ *	20,437	5,823,932
Cisco Systems Inc	521,084	22,578,570
Comcast Corp ‘A’	525,587	17,896,237
Discovery Inc ‘A’ *	18,304	452,841
Discovery Inc ‘C’ *	41,690	962,205
DISH Network Corp ‘A’ *	26,151	652,991
eBay Inc *	105,042	2,948,529
Expedia Group Inc	13,669	1,539,813
F5 Networks Inc *	6,932	1,123,192
Facebook Inc ‘A’ *	278,157	36,463,601
Juniper Networks Inc	39,395	1,060,119
Motorola Solutions Inc	18,986	2,184,149
Netflix Inc *	50,507	13,518,704
News Corp ‘A’	44,432	504,303
News Corp ‘B’	14,346	165,696
Omnicom Group Inc	25,792	1,889,006
Symantec Corp	73,971	1,397,682
The Interpublic Group of Cos Inc	44,109	909,969
The Walt Disney Co	172,426	18,906,511
TripAdvisor Inc *	11,764	634,550
Twenty-First Century Fox Inc ‘A’	122,375	5,888,685
Twenty-First Century Fox Inc ‘B’	56,453	2,697,324
Twitter Inc *	83,742	2,406,745
VeriSign Inc *	12,256	1,817,442
Verizon Communications Inc	478,380	26,894,524
Viacom Inc ‘B’	40,483	1,040,413

		354,766,021

Consumer, Cyclical - 8.3%

Advance Auto Parts Inc	8,481	1,335,418
Alaska Air Group Inc	14,103	858,168
American Airlines Group Inc	46,906	1,506,152
Aptiv PLC	30,380	1,870,497
AutoZone Inc *	2,924	2,451,306
Best Buy Co Inc	27,226	1,441,889
BorgWarner Inc	24,211	841,090
CarMax Inc *	20,303	1,273,607
Carnival Corp	46,246	2,279,928

	Shares	Value
Chipotle Mexican Grill Inc *	2,816	$1,215,921
Copart Inc *	23,543	1,124,885
Costco Wholesale Corp	50,685	10,325,041
Darden Restaurants Inc	14,172	1,415,216
Delta Air Lines Inc	72,401	3,612,810
Dollar General Corp	30,509	3,297,413
Dollar Tree Inc *	27,345	2,469,800
DR Horton Inc	39,774	1,378,567
Fastenal Co	33,359	1,744,342
Foot Locker Inc	13,317	708,464
Ford Motor Co	449,994	3,442,454
General Motors Co	151,951	5,082,761
Genuine Parts Co	16,832	1,616,209
Hanesbrands Inc	41,382	518,516
Harley-Davidson Inc	19,309	658,823
Hasbro Inc	13,559	1,101,669
Hilton Worldwide Holdings Inc	34,140	2,451,252
Kohl’s Corp	18,886	1,252,897
L Brands Inc	26,187	672,220
Leggett & Platt Inc	15,164	543,478
Lennar Corp ‘A’	33,820	1,324,053
LKQ Corp *	36,398	863,725
Lowe’s Cos Inc	93,231	8,610,815
Macy’s Inc	35,582	1,059,632
Marriott International Inc ‘A’	33,010	3,583,566
Mattel Inc *	38,589	385,504
McDonald’s Corp	89,189	15,837,291
MGM Resorts International	58,410	1,417,027
Michael Kors Holdings Ltd *	17,033	645,891
Mohawk Industries Inc *	7,229	845,504
Newell Brands Inc	50,388	936,713
NIKE Inc ‘B’	147,258	10,917,708
Nordstrom Inc	12,908	601,642
Norwegian Cruise Line Holdings Ltd *	25,570	1,083,912
O’Reilly Automotive Inc *	9,296	3,200,892
PACCAR Inc	40,428	2,310,056
PulteGroup Inc	30,355	788,926
PVH Corp	8,830	820,748
Ralph Lauren Corp	6,358	657,799
Ross Stores Inc	43,296	3,602,227
Royal Caribbean Cruises Ltd	19,664	1,922,943
Southwest Airlines Co	58,745	2,730,468
Starbucks Corp	143,712	9,255,053
Tapestry Inc	33,161	1,119,184
Target Corp	60,512	3,999,238
The Gap Inc	24,994	643,845
The Goodyear Tire & Rubber Co	27,573	562,765
The Home Depot Inc	130,819	22,477,321
The TJX Cos Inc	143,438	6,417,416
Tiffany & Co	12,628	1,016,680
Tractor Supply Co	14,008	1,168,827
Ulta Beauty Inc *	6,528	1,598,315
Under Armour Inc ‘A’ *	22,508	397,716
Under Armour Inc ‘C’ *	20,826	336,756
United Continental Holdings Inc *	26,555	2,223,450
VF Corp	37,778	2,695,082
Walgreens Boots Alliance Inc	93,179	6,366,921
Walmart Inc	164,960	15,366,024
Whirlpool Corp	7,434	794,472
WW Grainger Inc	5,289	1,493,402
Wynn Resorts Ltd	11,334	1,121,046
Yum! Brands Inc	36,218	3,329,159

		205,020,507

Consumer, Non-Cyclical - 23.0%

Abbott Laboratories	203,333	14,707,076
AbbVie Inc	174,055	16,046,130
ABIOMED Inc *	5,202	1,690,858
Alexion Pharmaceuticals Inc *	25,864	2,518,119
Align Technology Inc *	8,430	1,765,495

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Allergan PLC	36,671	$4,901,446
Altria Group Inc	217,543	10,744,449
AmerisourceBergen Corp	18,330	1,363,752
Amgen Inc	73,852	14,376,769
Anthem Inc	29,870	7,844,758
Archer-Daniels-Midland Co	64,907	2,659,240
Automatic Data Processing Inc	50,690	6,646,473
Avery Dennison Corp	10,094	906,744
Baxter International Inc	57,092	3,757,795
Becton Dickinson & Co	31,089	7,004,973
Biogen Inc *	23,330	7,020,464
Boston Scientific Corp *	160,180	5,660,761
Bristol-Myers Squibb Co	188,969	9,822,609
Brown-Forman Corp ‘B’	19,536	929,523
Campbell Soup Co	22,057	727,660
Cardinal Health Inc	34,643	1,545,078
Celgene Corp *	80,838	5,180,907
Centene Corp *	23,575	2,718,197
Church & Dwight Co Inc	28,579	1,879,355
Cigna Corp	43,978	8,352,331
Cintas Corp	10,044	1,687,292
Colgate-Palmolive Co	100,448	5,978,665
Conagra Brands Inc	56,222	1,200,902
Constellation Brands Inc ‘A’	19,296	3,103,183
Coty Inc ‘A’	51,790	339,742
CVS Health Corp	149,751	9,811,686
Danaher Corp	71,398	7,362,562
DaVita Inc *	14,615	752,088
DENTSPLY SIRONA Inc	25,540	950,343
Ecolab Inc	29,287	4,315,439
Edwards Lifesciences Corp *	24,212	3,708,552
Eli Lilly & Co	109,256	12,643,104
Equifax Inc	13,798	1,285,008
FleetCor Technologies Inc *	10,199	1,894,158
Gartner Inc *	10,444	1,335,161
General Mills Inc	69,153	2,692,818
Gilead Sciences Inc	149,758	9,367,363
Global Payments Inc	18,511	1,909,039
H&R Block Inc	24,011	609,159
HCA Healthcare Inc	31,037	3,862,555
Henry Schein Inc *	17,620	1,383,522
Hologic Inc *	31,703	1,302,993
Hormel Foods Corp	31,588	1,348,176
Humana Inc	15,898	4,554,459
IDEXX Laboratories Inc *	9,947	1,850,341
IHS Markit Ltd *	41,727	2,001,644
Illumina Inc *	17,033	5,108,708
Incyte Corp *	20,151	1,281,402
Intuitive Surgical Inc *	13,231	6,336,591
IQVIA Holdings Inc *	18,400	2,137,528
Johnson & Johnson	310,416	40,059,185
Kellogg Co	29,334	1,672,331
Kimberly-Clark Corp	39,939	4,550,650
Laboratory Corp of America Holdings *	11,654	1,472,599
Lamb Weston Holdings Inc	16,877	1,241,472
McCormick & Co Inc	14,058	1,957,436
McKesson Corp	22,675	2,504,907
Medtronic PLC	155,488	14,143,188
Merck & Co Inc	301,193	23,014,157
Molson Coors Brewing Co ‘B’	21,502	1,207,552
Mondelez International Inc ‘A’	168,510	6,745,455
Monster Beverage Corp *	46,137	2,270,863
Moody’s Corp	19,178	2,685,687
Mylan NV *	59,259	1,623,697
Nektar Therapeutics *	19,992	657,137
Nielsen Holdings PLC	41,291	963,319
PayPal Holdings Inc *	136,450	11,474,080
PepsiCo Inc	163,405	18,052,984
Perrigo Co PLC	14,249	552,149
Pfizer Inc	669,605	29,228,258

	Shares	Value
Philip Morris International Inc	179,986	$12,015,865
Quanta Services Inc	16,797	505,590
Quest Diagnostics Inc	15,732	1,310,004
Regeneron Pharmaceuticals Inc *	8,993	3,358,885
ResMed Inc	16,395	1,866,899
Robert Half International Inc	13,841	791,705
Rollins Inc	17,065	616,047
S&P Global Inc	28,901	4,911,436
Stryker Corp	35,965	5,637,514
Sysco Corp	55,159	3,456,263
The Clorox Co	14,847	2,288,517
The Coca-Cola Co	443,257	20,988,219
The Cooper Cos Inc	5,722	1,456,249
The Estee Lauder Cos Inc ‘A’	25,508	3,318,591
The Hershey Co	16,366	1,754,108
The JM Smucker Co	13,023	1,217,520
The Kraft Heinz Co	72,200	3,107,488
The Kroger Co	92,294	2,538,085
The Procter & Gamble Co	288,392	26,508,993
The Western Union Co	51,417	877,174
Thermo Fisher Scientific Inc	46,609	10,430,628
Total System Services Inc	19,586	1,592,146
Tyson Foods Inc ‘A’	34,019	1,816,615
United Rentals Inc *	9,511	975,163
UnitedHealth Group Inc	111,473	27,770,154
Universal Health Services Inc ‘B’	9,979	1,163,152
Varian Medical Systems Inc *	10,470	1,186,356
Verisk Analytics Inc *	19,116	2,084,409
Vertex Pharmaceuticals Inc *	29,616	4,907,667
WellCare Health Plans Inc *	5,741	1,355,393
Zimmer Biomet Holdings Inc	23,655	2,453,497
Zoetis Inc	55,681	4,762,953

		567,985,536

Energy - 5.2%

Anadarko Petroleum Corp	58,449	2,562,404
Apache Corp	44,335	1,163,794
Baker Hughes a GE Co	59,668	1,282,862
Cabot Oil & Gas Corp	50,255	1,123,199
Chevron Corp	221,211	24,065,545
Cimarex Energy Co	10,944	674,698
Concho Resources Inc *	23,015	2,365,712
ConocoPhillips	133,564	8,327,715
Devon Energy Corp	54,601	1,230,706
Diamondback Energy Inc	17,910	1,660,257
EOG Resources Inc	67,123	5,853,797
Exxon Mobil Corp	490,125	33,421,624
Halliburton Co	101,031	2,685,404
Helmerich & Payne Inc	12,482	598,387
Hess Corp	29,180	1,181,790
HollyFrontier Corp	18,389	940,046
Kinder Morgan Inc	218,197	3,355,870
Marathon Oil Corp	96,474	1,383,437
Marathon Petroleum Corp	80,012	4,721,508
National Oilwell Varco Inc	43,943	1,129,335
Newfield Exploration Co *	22,938	336,271
Noble Energy Inc	55,518	1,041,518
Occidental Petroleum Corp	87,503	5,370,934
ONEOK Inc	47,754	2,576,328
Phillips 66	49,082	4,228,414
Pioneer Natural Resources Co	19,580	2,575,162
Schlumberger Ltd	160,784	5,801,087
TechnipFMC PLC (United Kingdom)	49,063	960,653
The Williams Cos Inc	140,516	3,098,378
Valero Energy Corp	49,113	3,682,002

		129,398,837

Financial - 17.7%

Affiliated Managers Group Inc	6,247	608,708
Aflac Inc	88,059	4,011,968

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Alexandria Real Estate Equities Inc REIT	12,599	$1,451,909
Alliance Data Systems Corp	5,412	812,233
American Express Co	81,138	7,734,074
American International Group Inc	102,076	4,022,815
American Tower Corp REIT	50,997	8,067,215
Ameriprise Financial Inc	16,289	1,700,083
Aon PLC	27,881	4,052,782
Apartment Investment & Management Co ‘A’ REIT	18,059	792,429
Arthur J Gallagher & Co	21,298	1,569,663
Assurant Inc	6,016	538,071
AvalonBay Communities Inc REIT	16,035	2,790,892
Bank of America Corp	1,056,918	26,042,459
BB&T Corp	89,067	3,858,382
Berkshire Hathaway Inc ‘B’ *	225,157	45,972,556
BlackRock Inc	14,114	5,544,261
Boston Properties Inc REIT	17,923	2,017,234
Brighthouse Financial Inc *	13,885	423,215
Capital One Financial Corp	54,924	4,151,705
Cboe Global Markets Inc	12,927	1,264,648
CBRE Group Inc ‘A’ *	36,630	1,466,665
Chubb Ltd	53,203	6,872,764
Cincinnati Financial Corp	17,365	1,344,398
Citigroup Inc	282,801	14,722,620
Citizens Financial Group Inc	54,483	1,619,780
CME Group Inc	41,378	7,784,029
Comerica Inc	18,909	1,298,859
Crown Castle International Corp REIT	48,047	5,219,346
Digital Realty Trust Inc REIT	23,923	2,548,996
Discover Financial Services	38,942	2,296,799
Duke Realty Corp REIT	41,038	1,062,884
E*TRADE Financial Corp	29,825	1,308,721
Equinix Inc REIT	9,319	3,285,507
Equity Residential REIT	42,639	2,814,600
Essex Property Trust Inc REIT	7,669	1,880,515
Everest Re Group Ltd	4,683	1,019,770
Extra Space Storage Inc REIT	14,707	1,330,689
Federal Realty Investment Trust REIT	8,616	1,017,033
Fifth Third Bancorp	76,197	1,792,915
First Republic Bank	18,948	1,646,581
Franklin Resources Inc	34,622	1,026,889
HCP Inc REIT	55,205	1,541,876
Host Hotels & Resorts Inc REIT	85,236	1,420,884
Huntington Bancshares Inc	124,740	1,486,901
Intercontinental Exchange Inc	65,882	4,962,891
Invesco Ltd	47,174	789,693
Iron Mountain Inc REIT	32,878	1,065,576
Jefferies Financial Group Inc	33,572	582,810
JPMorgan Chase & Co	384,758	37,560,076
KeyCorp	119,947	1,772,817
Kimco Realty Corp REIT	48,942	717,000
Lincoln National Corp	25,052	1,285,418
Loews Corp	32,232	1,467,201
M&T Bank Corp	16,281	2,330,300
Marsh & McLennan Cos Inc	58,267	4,646,793
Mastercard Inc ‘A’	105,194	19,844,848
MetLife Inc	114,240	4,690,694
Mid-America Apartment Communities Inc REIT	13,314	1,274,150
Morgan Stanley	151,701	6,014,945
Nasdaq Inc	13,355	1,089,367
Northern Trust Corp	25,610	2,140,740
People’s United Financial Inc	42,069	607,056
Principal Financial Group Inc	30,390	1,342,326
Prologis Inc REIT	72,569	4,261,252
Prudential Financial Inc	47,783	3,896,704
Public Storage REIT	17,365	3,514,850
Raymond James Financial Inc	15,071	1,121,433
Realty Income Corp REIT	34,245	2,158,805
Regency Centers Corp REIT	19,640	1,152,475
Regions Financial Corp	121,484	1,625,456

	Shares	Value
SBA Communications Corp REIT *	13,183	$2,134,196
Simon Property Group Inc REIT	35,812	6,016,058
SL Green Realty Corp REIT	9,798	774,826
State Street Corp	43,568	2,747,834
SunTrust Banks Inc	52,156	2,630,749
SVB Financial Group *	6,116	1,161,551
Synchrony Financial	76,951	1,805,270
T Rowe Price Group Inc	28,049	2,589,484
The Allstate Corp	39,759	3,285,286
The Bank of New York Mellon Corp	105,718	4,976,146
The Charles Schwab Corp	139,105	5,777,031
The Goldman Sachs Group Inc	40,083	6,695,865
The Hartford Financial Services Group Inc	41,192	1,830,984
The Macerich Co REIT	12,452	538,923
The PNC Financial Services Group Inc	53,371	6,239,604
The Progressive Corp	67,483	4,071,249
The Travelers Cos Inc	30,722	3,678,959
Torchmark Corp	12,151	905,614
UDR Inc REIT	32,043	1,269,544
Unum Group	25,414	746,663
US Bancorp	175,571	8,023,595
Ventas Inc REIT	40,893	2,395,921
Visa Inc ‘A’	203,635	26,867,602
Vornado Realty Trust REIT	19,817	1,229,248
Wells Fargo & Co	490,473	22,600,996
Welltower Inc REIT	43,518	3,020,584
Weyerhaeuser Co REIT	87,037	1,902,629
Willis Towers Watson PLC	15,125	2,296,882
Zions Bancorp NA	22,280	907,687

		436,273,979

Industrial - 9.0%

3M Co	67,425	12,847,159
Agilent Technologies Inc	37,019	2,497,302
Allegion PLC	10,912	869,795
AMETEK Inc	26,567	1,798,586
Amphenol Corp ‘A’	34,854	2,823,871
AO Smith Corp	16,694	712,834
Arconic Inc	48,748	821,891
Ball Corp	39,508	1,816,578
Caterpillar Inc	68,309	8,680,025
CH Robinson Worldwide Inc	16,041	1,348,888
Corning Inc	93,083	2,812,037
CSX Corp	93,038	5,780,451
Cummins Inc	17,228	2,302,350
Deere & Co	37,264	5,558,671
Dover Corp	17,073	1,211,329
Eaton Corp PLC	50,237	3,449,272
Emerson Electric Co	72,232	4,315,862
Expeditors International of Washington Inc	20,253	1,379,027
FedEx Corp	27,944	4,508,205
FLIR Systems Inc	15,954	694,637
Flowserve Corp	14,995	570,110
Fluor Corp	16,054	516,939
Fortive Corp	34,146	2,310,318
Fortune Brands Home & Security Inc	16,401	623,074
Garmin Ltd	14,006	886,860
General Dynamics Corp	32,253	5,070,494
General Electric Co	1,007,013	7,623,088
Harris Corp	13,621	1,834,068
Honeywell International Inc	85,758	11,330,347
Huntington Ingalls Industries Inc	4,984	948,505
Illinois Tool Works Inc	35,458	4,492,174
Ingersoll-Rand PLC	28,200	2,572,686
Jacobs Engineering Group Inc	13,826	808,268
JB Hunt Transport Services Inc	10,029	933,098
Johnson Controls International PLC	106,316	3,152,269
Kansas City Southern	11,819	1,128,124
Keysight Technologies Inc *	21,549	1,337,762
L3 Technologies Inc	9,118	1,583,432

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Lockheed Martin Corp	28,640	$7,499,098
Martin Marietta Materials Inc	7,262	1,248,120
Masco Corp	35,195	1,029,102
Mettler-Toledo International Inc *	2,922	1,652,625
Norfolk Southern Corp	31,618	4,728,156
Northrop Grumman Corp	20,113	4,925,674
Packaging Corp of America	10,815	902,620
Parker-Hannifin Corp	15,189	2,265,287
Pentair PLC (United Kingdom)	18,995	717,631
PerkinElmer Inc	12,689	996,721
Raytheon Co	32,960	5,054,416
Republic Services Inc	25,045	1,805,494
Rockwell Automation Inc	14,128	2,125,981
Roper Technologies Inc	11,916	3,175,852
Sealed Air Corp	17,828	621,128
Snap-on Inc	6,500	944,385
Stanley Black & Decker Inc	17,580	2,105,029
TE Connectivity Ltd	39,936	3,020,360
Textron Inc	28,287	1,300,919
The Boeing Co	61,164	19,725,390
TransDigm Group Inc *	5,633	1,915,558
Union Pacific Corp	85,243	11,783,140
United Parcel Service Inc ‘B’	80,470	7,848,239
United Technologies Corp	93,951	10,003,902
Vulcan Materials Co	15,107	1,492,572
Waste Management Inc	45,418	4,041,748
Waters Corp *	8,849	1,669,364
Westrock Co	29,130	1,099,949
Xylem Inc	20,644	1,377,368

		221,026,214

Technology - 15.6%

Accenture PLC ‘A’	73,793	10,405,551
Activision Blizzard Inc	88,385	4,116,089
Adobe Inc *	56,546	12,792,967
Advanced Micro Devices Inc *	101,807	1,879,357
Akamai Technologies Inc *	18,992	1,160,031
Analog Devices Inc	42,673	3,662,624
ANSYS Inc *	9,623	1,375,512
Apple Inc	521,931	82,329,396
Applied Materials Inc	113,715	3,723,029
Autodesk Inc *	25,393	3,265,794
Broadcom Inc	47,873	12,173,146
Broadridge Financial Solutions Inc	13,330	1,283,013
Cadence Design Systems Inc *	32,453	1,411,056
Cerner Corp *	38,136	1,999,852
Citrix Systems Inc	14,787	1,515,076
Cognizant Technology Solutions Corp ‘A’	66,689	4,233,418
DXC Technology Co	32,324	1,718,667
Electronic Arts Inc *	35,039	2,764,928
Fidelity National Information Services Inc	37,798	3,876,185
Fiserv Inc *	46,226	3,397,149
Fortinet Inc *	16,523	1,163,715
Hewlett Packard Enterprise Co	165,226	2,182,635
HP Inc	182,682	3,737,674
Intel Corp	528,381	24,796,920
International Business Machines Corp	105,226	11,961,039
Intuit Inc	30,066	5,918,492
IPG Photonics Corp *	4,135	468,454
Jack Henry & Associates Inc	8,868	1,121,979
KLA-Tencor Corp	17,965	1,607,688
Lam Research Corp	18,080	2,461,954
Maxim Integrated Products Inc	32,006	1,627,505
Microchip Technology Inc	27,046	1,945,148
Micron Technology Inc *	129,777	4,117,824
Microsoft Corp	894,634	90,867,975
MSCI Inc	10,315	1,520,740
NetApp Inc	29,222	1,743,677
NVIDIA Corp	70,622	9,428,037
Oracle Corp	295,276	13,331,711

	Shares	Value
Paychex Inc	37,107	$2,417,521
Qorvo Inc *	14,513	881,375
QUALCOMM Inc	140,319	7,985,554
Red Hat Inc *	20,390	3,581,300
salesforce.com Inc *	88,658	12,143,486
Seagate Technology PLC	30,293	1,169,007
Skyworks Solutions Inc	20,747	1,390,464
Synopsys Inc *	17,389	1,464,849
Take-Two Interactive Software Inc *	13,125	1,351,088
Texas Instruments Inc	111,212	10,509,534
Western Digital Corp	33,772	1,248,551
Xerox Corp	24,216	478,508
Xilinx Inc	29,221	2,488,753

		386,195,997

Utilities - 3.3%

AES Corp	76,073	1,100,016
Alliant Energy Corp	27,560	1,164,410
Ameren Corp	28,363	1,850,118
American Electric Power Co Inc	57,072	4,265,561
American Water Works Co Inc	21,050	1,910,709
CenterPoint Energy Inc	57,765	1,630,706
CMS Energy Corp	32,916	1,634,279
Consolidated Edison Inc	35,988	2,751,642
Dominion Energy Inc	76,048	5,434,390
DTE Energy Co	21,147	2,332,514
Duke Energy Corp	82,510	7,120,613
Edison International	37,766	2,143,976
Entergy Corp	20,770	1,787,674
Evergy Inc	30,745	1,745,394
Eversource Energy	36,731	2,388,984
Exelon Corp	111,896	5,046,510
FirstEnergy Corp	56,337	2,115,454
NextEra Energy Inc	55,261	9,605,467
NiSource Inc	42,081	1,066,753
NRG Energy Inc	33,687	1,334,005
PG&E Corp *	59,474	1,412,508
Pinnacle West Capital Corp	12,979	1,105,811
PPL Corp	83,292	2,359,662
Public Service Enterprise Group Inc	58,317	3,035,400
SCANA Corp	16,363	781,824
Sempra Energy	31,730	3,432,869
The Southern Co	119,125	5,231,970
WEC Energy Group Inc	36,672	2,539,903
Xcel Energy Inc	59,400	2,926,638

		81,255,760

Total Common Stocks (Cost $1,869,798,238)		2,436,040,587

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.2%

Repurchase Agreement - 1.2%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $29,139,201; collateralized by U.S. Treasury Inflation Index Bonds: 2.500% due 01/15/29 and value $3,412,813; and U.S. Treasury Notes: 4.375% due 11/15/39 and value $26,310,914)	$29,138,392	$29,138,392

Total Short-Term Investment (Cost $29,138,392)		29,138,392

TOTAL INVESTMENTS - 99.9% (Cost $1,898,936,630)		2,465,178,979

DERIVATIVES - (0.0%)
(See Note (b) in Notes to Schedule of Investments)		(564,547)

OTHER ASSETS & LIABILITIES, NET - 0.1%		3,795,284

NET ASSETS - 100.0%		$2,468,409,716

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.0%
Financial	17.7%
Technology	15.6%
Communications	14.4%
Industrial	9.0%
Consumer, Cyclical	8.3%
Energy	5.2%
Utilities	3.3%
Others (each less than 3.0%)	3.4%

	99.9%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/19	258	$32,881,627	$32,317,080	($564,547)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$2,436,040,587	$2,436,040,587	$-	$-
	Short-Term Investment	29,138,392	-	29,138,392	-

	Total Assets	2,465,178,979	2,436,040,587	29,138,392	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(564,547)	(564,547)	-	-

	Total Liabilities	(564,547)	(564,547)		-

	Total	$2,464,614,432	$2,435,476,040	$29,138,392	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 95.9%

Basic Materials - 7.3%

AdvanSix Inc *	2,594	$63,138
AgroFresh Solutions Inc *	4,226	16,017
AK Steel Holding Corp *	42,008	94,518
Allegheny Technologies Inc *	16,800	365,736
American Vanguard Corp	3,891	59,104
Carpenter Technology Corp	63,366	2,256,463
Century Aluminum Co *	6,131	44,818
Clearwater Paper Corp *	2,172	52,932
Cleveland-Cliffs Inc	33,501	257,623
Coeur Mining Inc *	21,208	94,800
Commercial Metals Co	15,559	249,255
Compass Minerals International Inc	377	15,717
Energy Fuels Inc *	10,995	31,336
Ferroglobe Representation & Warranty Insurance Trust * Ω	20,210	-
Gold Resource Corp	948	3,792
Hawkins Inc	1,293	52,948
HB Fuller Co	1,689	72,070
Hecla Mining Co	56,039	132,252
Ingevity Corp *	1,112	93,063
Innophos Holdings Inc	2,195	53,843
Innospec Inc	3,242	200,226
Intrepid Potash Inc *	12,670	32,942
Kaiser Aluminum Corp	1,041	92,951
Koppers Holdings Inc *	784	13,359
Kraton Corp *	351	7,666
Landec Corp *	161,179	1,908,359
Livent Corp *	1,678	23,156
Materion Corp	2,657	119,538
Minerals Technologies Inc	43,458	2,231,134
Neenah Inc	376	22,154
OceanaGold Corp (Australia)	943,905	3,443,193
Oil-Dri Corp of America	675	17,888
PH Glatfelter Co	99,423	970,368
PolyOne Corp	568	16,245
PQ Group Holdings Inc *	4,923	72,910
Rayonier Advanced Materials Inc	6,679	71,131
Reliance Steel & Aluminum Co	11,297	804,007
Rogers Corp *	1,169	115,801
Schnitzer Steel Industries Inc ‘A’	3,450	74,348
Schweitzer-Mauduit International Inc	3,303	82,740
Sensient Technologies Corp	2,690	150,237
Shiloh Industries Inc *	1,675	9,765
Stepan Co	2,706	200,244
Tahoe Resources Inc (NYSE) *	22,199	81,026
Tronox Ltd ‘A’	6,594	51,301
United States Lime & Minerals Inc	235	16,685
Universal Stainless & Alloy Products Inc *	1,103	17,880
Valhi Inc	2,919	5,634
Verso Corp ‘A’ *	4,325	96,880
Versum Materials Inc	93,001	2,577,988

		17,537,181

Communications - 4.2%

1-800-Flowers.com Inc ‘A’ *	2,514	30,746
Acacia Communications Inc *	3,169	120,422
ADTRAN Inc	6,300	67,662
Anaplan Inc *	407	10,802
ATN International Inc	1,382	98,854
Beasley Broadcast Group Inc ‘A’	1,017	3,814
Boston Omaha Corp ‘A’ *	673	15,748
Calix Inc *	2,903	28,304
Cars.com Inc *	9,242	198,703
Casa Systems Inc *	423	5,554
ChannelAdvisor Corp *	304	3,450
Ciena Corp *	19,153	649,478

	Shares	Value
Cincinnati Bell Inc *	6,036	$46,960
Clear Channel Outdoor Holdings Inc ‘A’	4,802	24,922
Clearfield Inc *	503	4,990
Consolidated Communications Holdings Inc	9,457	93,435
DASAN Zhone Solutions Inc *	738	10,266
Entercom Communications Corp ‘A’	17,239	98,435
Entravision Communications Corp ‘A’	7,049	20,513
Finisar Corp *	137,478	2,969,525
Fluent Inc *	4,703	16,931
Frontier Communications Corp *	13,710	32,630
Fusion Connect Inc *	2,393	4,020
Gannett Co Inc	15,152	129,247
Gray Television Inc *	10,681	157,438
Harmonic Inc *	10,995	51,896
Hemisphere Media Group Inc *	1,283	15,576
Houghton Mifflin Harcourt Co *	12,698	112,504
Infinera Corp *	20,191	80,562
Intelsat SA *	7,414	158,585
InterDigital Inc	2,582	171,522
Iridium Communications Inc *	12,817	236,474
KVH Industries Inc *	2,073	21,331
Lands’ End Inc *	1,421	20,192
Leaf Group Ltd *	580	3,973
Liberty Expedia Holdings Inc ‘A’ *	6,794	265,713
Liberty Latin America Ltd ‘A’ * (Chile)	5,853	84,751
Liberty Latin America Ltd ‘C’ * (Chile)	15,145	220,663
Liquidity Services Inc *	3,361	20,737
LogMeIn Inc	12,700	1,035,939
Maxar Technologies Ltd	7,654	91,542
Meredith Corp	5,274	273,932
MSG Networks Inc ‘A’ *	7,915	186,477
NeoPhotonics Corp *	4,848	31,415
NETGEAR Inc *	3,239	168,525
New Media Investment Group Inc	8,036	92,977
NII Holdings Inc *	11,904	52,497
pdvWireless Inc *	1,268	47,411
Perficient Inc *	2,641	58,789
Preformed Line Products Co	406	22,026
Ribbon Communications Inc *	7,081	34,130
RigNet Inc *	1,717	21,703
Saga Communications Inc ‘A’	501	16,648
Scholastic Corp	3,780	152,183
Sinclair Broadcast Group Inc ‘A’	4,825	127,090
Spok Holdings Inc	2,448	32,460
TEGNA Inc	28,926	314,426
Telaria Inc *	3,827	10,448
The EW Scripps Co ‘A’	6,138	96,551
The Meet Group Inc *	9,383	43,443
The New York Times Co ‘A’	3,314	73,869
Upwork Inc *	288	5,216
Value Line Inc	61	1,587
ViaSat Inc *	7,376	434,815
Viavi Solutions Inc *	19,489	195,864
WideOpenWest Inc *	4,115	29,340
Windstream Holdings Inc *	5,496	11,487

		9,970,118

Consumer, Cyclical - 8.3%

Abercrombie & Fitch Co ‘A’	8,962	179,688
Acushnet Holdings Corp	4,659	98,165
Altra Industrial Motion Corp	2,220	55,833
AMC Entertainment Holdings Inc ‘A’	6,851	84,130
America’s Car-Mart Inc *	534	38,688
American Axle & Manufacturing Holdings Inc *	14,910	165,501
American Eagle Outfitters Inc	2,172	41,985
Anixter International Inc *	3,943	214,144
Ascena Retail Group Inc *	23,536	59,075
Barnes & Noble Education Inc *	5,012	20,098
Barnes & Noble Inc	7,811	55,380

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Bassett Furniture Industries Inc	1,374	$27,535
BBX Capital Corp	8,812	50,493
Beacon Roofing Supply Inc *	2,381	75,525
Beazer Homes USA Inc *	4,165	39,484
Bed Bath & Beyond Inc	17,962	203,330
Belmond Ltd ‘A’ * (United Kingdom)	10,459	261,789
Big 5 Sporting Goods Corp	2,616	6,775
Big Lots Inc	4,131	119,469
Biglari Holdings Inc ‘A’ *	11	6,464
Biglari Holdings Inc ‘B’ *	131	14,879
BJ’s Wholesale Club Holdings Inc *	4,116	91,211
Blue Bird Corp *	875	15,916
BMC Stock Holdings Inc *	8,609	133,267
Bojangles’ Inc *	2,314	37,209
Boyd Gaming Corp	953	19,803
Brinker International Inc	49,731	2,187,169
Caleres Inc	63,627	1,770,739
Callaway Golf Co	4,104	62,791
Cannae Holdings Inc *	9,182	157,196
Carrols Restaurant Group Inc *	709	6,977
Century Casinos Inc *	3,501	25,872
Century Communities Inc *	3,198	55,197
Chico’s FAS Inc	16,717	93,950
Chuy’s Holdings Inc *	439	7,788
Citi Trends Inc	1,585	32,318
Clarus Corp	2,783	28,164
CompX International Inc	354	4,818
Conn’s Inc *	1,367	25,782
Cooper Tire & Rubber Co	6,765	218,712
Cooper-Standard Holdings Inc *	2,374	147,473
Core-Mark Holding Co Inc	5,629	130,874
Culp Inc	1,438	27,178
Daktronics Inc	4,772	35,313
Dana Inc	1,368	18,646
Del Frisco’s Restaurant Group Inc *	4,292	30,688
Del Taco Restaurants Inc *	4,231	42,268
Denny’s Corp *	2,133	34,576
Dillard’s Inc ‘A’	1,571	94,747
Dine Brands Global Inc	902	60,741
Drive Shack Inc *	455	1,784
DSW Inc ‘A’	9,163	226,326
El Pollo Loco Holdings Inc *	2,830	42,931
Empire Resorts Inc *	237	2,401
Eros International PLC * (India)	2,314	19,183
Escalade Inc	1,381	15,812
Essendant Inc	5,039	63,391
Ethan Allen Interiors Inc	3,129	55,039
Express Inc *	9,592	49,015
EZCORP Inc ‘A’ *	6,801	52,572
Fiesta Restaurant Group Inc *	652	10,113
Flexsteel Industries Inc	997	22,014
Fossil Group Inc *	4,653	73,192
Foundation Building Materials Inc *	1,542	12,814
Francesca’s Holdings Corp *	4,666	4,530
G-III Apparel Group Ltd *	4,169	116,273
Gaia Inc *	561	5,812
GameStop Corp ‘A’	13,385	168,919
Genesco Inc *	2,616	115,889
Gentherm Inc *	4,668	186,627
GMS Inc *	267	3,968
GNC Holdings Inc ‘A’ *	11,043	26,172
Green Brick Partners Inc *	2,979	21,568
Group 1 Automotive Inc	2,456	129,480
Guess? Inc	7,691	159,742
H&E Equipment Services Inc	945	19,297
Haverty Furniture Cos Inc	2,449	45,992
Hawaiian Holdings Inc	6,553	173,065
Herman Miller Inc	1,128	34,122
Hibbett Sports Inc *	2,542	36,351
Hooker Furniture Corp	861	22,679

	Shares	Value
Hovnanian Enterprises Inc ‘A’ *	12,442	$8,509
Interface Inc	741	10,559
International Speedway Corp ‘A’	3,249	142,501
J Alexander’s Holdings Inc *	1,634	13,448
J. Jill Inc *	2,205	11,753
Jack in the Box Inc	3,040	235,995
JC Penney Co Inc *	42,466	44,165
Johnson Outdoors Inc ‘A’	253	14,861
KB Home	9,065	173,142
Kimball International Inc ‘B’	767	10,884
Kirkland’s Inc *	1,584	15,096
Knoll Inc	336	5,537
La-Z-Boy Inc	3,591	99,507
LCI Industries	26,171	1,748,223
Lifetime Brands Inc	1,502	15,065
Lithia Motors Inc ‘A’	1,161	88,619
Lumber Liquidators Holdings Inc *	758	7,216
M/I Homes Inc *	2,912	61,210
MarineMax Inc *	1,156	21,166
Marriott Vacations Worldwide Corp	869	61,273
MDC Holdings Inc	5,985	168,238
Meritage Homes Corp *	4,778	175,448
Mesa Air Group Inc *	1,229	9,476
Methode Electronics Inc	2,512	58,505
Miller Industries Inc	1,376	37,152
Mobile Mini Inc	689	21,876
Modine Manufacturing Co *	5,509	59,552
Monarch Casino & Resort Inc *	327	12,472
Motorcar Parts of America Inc *	2,488	41,400
Movado Group Inc	2,003	63,335
National CineMedia Inc	10,411	67,463
Nautilus Inc *	374	4,077
Navistar International Corp *	6,229	161,643
Nexeo Solutions Inc *	4,353	37,392
Office Depot Inc	72,702	187,571
Papa John’s International Inc	1,583	63,019
Party City Holdco Inc *	7,011	69,970
PC Connection Inc	1,525	45,338
Penn National Gaming Inc *	10,256	193,121
PetIQ Inc *	79	1,854
Pier 1 Imports Inc	10,539	3,223
RCI Hospitality Holdings Inc	325	7,257
Reading International Inc ‘A’ *	2,178	31,668
Red Lion Hotels Corp *	2,184	17,909
Red Robin Gourmet Burgers Inc *	1,752	46,813
Regis Corp *	4,532	76,817
REV Group Inc	3,322	24,948
Rite Aid Corp *	141,405	100,157
Rocky Brands Inc	912	23,712
RTW RetailWinds Inc *	1,411	3,993
Rush Enterprises Inc ‘A’	2,154	74,270
Rush Enterprises Inc ‘B’	358	12,745
Sally Beauty Holdings Inc *	11,846	201,974
ScanSource Inc *	3,381	116,239
Shoe Carnival Inc	1,447	48,489
Signet Jewelers Ltd (NYSE)	6,933	220,261
SkyWest Inc	6,788	301,862
Sonic Automotive Inc ‘A’	3,265	44,926
Sonos Inc *	1,056	10,370
Speedway Motorsports Inc	1,555	25,300
Spirit Airlines Inc *	9,179	531,648
Standard Motor Products Inc	2,844	137,735
Steelcase Inc ‘A’	11,354	168,380
Superior Industries International Inc	3,275	15,753
Systemax Inc	409	9,771
Taylor Morrison Home Corp ‘A’ *	13,289	211,295
Tenneco Inc ‘A’	1,278	35,004
The Buckle Inc	3,121	60,360
The Cato Corp ‘A’	3,029	43,224
The Container Store Group Inc *	1,981	9,449

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
The Habit Restaurants Inc ‘A’ *	2,713	$28,487
The Lovesac Co *	393	9,015
The Marcus Corp	2,553	100,844
The New Home Co Inc *	1,883	9,848
The St Joe Co *	4,590	60,450
Thor Industries Inc	11,791	613,132
Tile Shop Holdings Inc	2,569	14,078
Tilly’s Inc ‘A’	2,273	24,685
Titan International Inc	95,818	446,512
Titan Machinery Inc *	2,589	34,045
Toll Brothers Inc	10,426	343,328
Tower International Inc	2,597	61,809
Town Sports International Holdings Inc *	1,748	11,187
TRI Pointe Group Inc *	18,061	197,407
Triton International Ltd (Bermuda)	6,896	214,259
Tupperware Brands Corp	6,513	205,615
Unifi Inc *	15,750	359,730
UniFirst Corp	1,763	252,232
Universal Electronics Inc *	1,771	44,771
Vera Bradley Inc *	3,049	26,130
Veritiv Corp *	1,578	39,403
Vista Outdoor Inc *	7,509	85,227
Wabash National Corp	5,474	71,600
Weyco Group Inc	834	24,328
William Lyon Homes ‘A’ *	3,530	37,736
Wingstop Inc	292	18,743
World Fuel Services Corp	8,935	191,298
YETI Holdings Inc *	980	14,543
Zumiez Inc *	1,770	33,931

		19,790,442

Consumer, Non-Cyclical - 10.1%

AAC Holdings Inc *	814	1,140
Aaron’s Inc	9,229	388,079
Abeona Therapeutics Inc *	405	2,892
ABM Industries Inc	8,835	283,692
Acacia Research Corp *	6,664	19,859
Acceleron Pharma Inc *	908	39,543
ACCO Brands Corp	13,668	92,669
Achaogen Inc *	484	595
Achillion Pharmaceuticals Inc *	18,292	29,084
Aclaris Therapeutics Inc *	599	4,427
Acorda Therapeutics Inc *	5,096	79,396
Adamas Pharmaceuticals Inc *	1,453	12,409
Adtalem Global Education Inc *	7,802	369,191
Adverum Biotechnologies Inc *	6,758	21,288
AgeX Therapeutics Inc *	915	2,736
Akebia Therapeutics Inc *	912	5,043
Akorn Inc *	10,632	36,042
Albireo Pharma Inc *	947	23,230
Alder Biopharmaceuticals Inc *	1,506	15,436
Alico Inc	484	14,278
Allakos Inc *	169	8,834
Allogene Therapeutics Inc *	477	12,846
AMAG Pharmaceuticals Inc *	4,639	70,466
American Public Education Inc *	2,047	58,258
American Renal Associates Holdings Inc *	162	1,866
AMN Healthcare Services Inc *	17,500	991,550
Amphastar Pharmaceuticals Inc *	2,928	58,267
AngioDynamics Inc *	4,904	98,718
Anika Therapeutics Inc *	1,862	62,582
Aptinyx Inc *	276	4,565
Aquestive Therapeutics Inc *	209	1,317
Aratana Therapeutics Inc *	3,026	18,549
Arbutus Biopharma Corp * (Canada)	3,438	13,168
Arcus Biosciences Inc *	1,262	13,592
Ardelyx Inc *	5,603	10,029
Arena Pharmaceuticals Inc *	1,328	51,726
Arlo Technologies Inc *	817	8,154
ArQule Inc *	1,067	2,956

	Shares	Value
Arvinas Inc *	162	$2,082
Assertio Therapeutics Inc *	1,040	3,754
Audentes Therapeutics Inc *	339	7,227
Avalara Inc *	187	5,825
Avanos Medical Inc *	6,261	280,430
AVEO Pharmaceuticals Inc *	5,592	8,947
Avrobio Inc *	120	1,998
Axonics Modulation Technologies Inc *	212	3,203
B&G Foods Inc	7,838	226,597
Bellicum Pharmaceuticals Inc *	1,737	5,072
BioCryst Pharmaceuticals Inc *	2,345	18,924
BioScrip Inc *	15,072	53,807
BioTime Inc *	9,155	8,359
BrightView Holdings Inc *	1,407	14,365
Brookdale Senior Living Inc *	24,913	166,917
Cadiz Inc *	2,924	30,117
CAI International Inc *	1,323	30,733
Cal-Maine Foods Inc	2,461	104,100
Calithera Biosciences Inc *	4,167	16,710
Cambrex Corp *	32,111	1,212,511
Cara Therapeutics Inc *	578	7,514
Cardtronics PLC ‘A’ *	1,034	26,884
CareDx Inc *	246	6,184
Carriage Services Inc	1,477	22,893
CASI Pharmaceuticals Inc *	648	2,605
Catalyst Biosciences Inc *	1,594	12,577
CBIZ Inc *	6,911	136,147
Cellular Biomedicine Group Inc *	356	6,287
Central Garden & Pet Co *	338	11,644
Central Garden & Pet Co ‘A’ *	1,323	41,344
Cerus Corp *	2,213	11,220
Chimerix Inc *	6,141	15,782
Civitas Solutions Inc *	614	10,751
Community Health Systems Inc *	11,597	32,704
Concert Pharmaceuticals Inc *	2,878	36,119
CONMED Corp	2,126	136,489
Corium International Inc *	409	74
Corvus Pharmaceuticals Inc *	197	723
CRA International Inc	779	33,146
Crinetics Pharmaceuticals Inc *	172	5,158
Cross Country Healthcare Inc *	4,764	34,920
CryoLife Inc *	1,539	43,677
Cymabay Therapeutics Inc *	1,858	14,622
Cytokinetics Inc *	528	3,337
Dairy Crest Group PLC (United Kingdom)	368,420	1,986,282
Darling Ingredients Inc *	21,834	420,086
Dean Foods Co	12,222	46,566
Diplomat Pharmacy Inc *	1,536	20,675
Dynavax Technologies Corp *	937	8,574
Edgewell Personal Care Co *	7,197	268,808
Eidos Therapeutics Inc *	161	2,215
Emerald Expositions Events Inc	3,331	41,105
Endo International PLC *	28,066	204,882
Ennis Inc	3,359	64,661
Epizyme Inc *	1,963	12,092
EVERTEC Inc (Puerto Rico)	1,332	38,228
Evo Payments Inc ‘A’ *	693	17,096
Farmer Brothers Co *	1,345	31,379
Five Prime Therapeutics Inc *	4,416	41,069
FONAR Corp *	685	13,864
Forty Seven Inc *	176	2,767
Fresh Del Monte Produce Inc	4,080	115,342
FTI Consulting Inc *	5,065	337,532
Gritstone Oncology Inc *	146	2,256
Guardant Health Inc *	322	12,104
Harvard Bioscience Inc *	4,286	13,629
Helen of Troy Ltd *	3,265	428,303
Hertz Global Holdings Inc *	7,340	100,191
Hill-Rom Holdings Inc	10,344	915,961
HMS Holdings Corp *	1,432	40,282

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Hostess Brands Inc *	13,233	$144,769
Huron Consulting Group Inc *	37,748	1,936,850
I3 Verticals Inc ‘A’ *	262	6,314
ICF International Inc	2,146	139,018
Immune Design Corp *	4,362	5,671
Immunomedics Inc *	1,835	26,185
Ingles Markets Inc ‘A’	1,904	51,827
Integer Holdings Corp *	1,119	85,335
Inter Parfums Inc	180	11,803
Intra-Cellular Therapies Inc *	3,059	34,842
Invacare Corp	4,409	18,959
K12 Inc *	4,950	122,710
Karyopharm Therapeutics Inc *	646	6,053
Kelly Services Inc ‘A’	4,215	86,323
Kezar Life Sciences Inc *	137	3,233
Kiniksa Pharmaceuticals Ltd ‘A’ *	135	3,792
Kodiak Sciences Inc *	353	2,506
Lancaster Colony Corp	696	123,095
Lannett Co Inc *	4,006	19,870
Lantheus Holdings Inc *	424	6,636
Laureate Education Inc ‘A’ *	12,638	192,603
Limoneira Co	1,351	26,412
Liquidia Technologies Inc *	190	4,115
LivaNova PLC *	1,368	125,131
LiveRamp Holdings Inc *	5,228	201,958
LogicBio Therapeutics Inc *	301	3,130
LSC Communications Inc	4,317	30,219
Luminex Corp	3,139	72,542
Magellan Health Inc *	3,252	185,006
Mallinckrodt PLC *	10,997	173,753
Maple Leaf Foods Inc (Canada)	132,194	2,646,398
Matthews International Corp ‘A’	4,161	169,020
Melinta Therapeutics Inc *	4,417	3,501
Menlo Therapeutics Inc *	1,347	5,550
Meridian Bioscience Inc	611	10,607
MGP Ingredients Inc	190	10,839
Minerva Neurosciences Inc *	435	2,932
Miragen Therapeutics Inc *	547	1,657
Molecular Templates Inc *	1,760	7,110
MoneyGram International Inc *	3,999	7,998
Myriad Genetics Inc *	1,142	33,198
NanoString Technologies Inc *	292	4,330
NantKwest Inc *	3,207	3,720
National HealthCare Corp	1,605	125,912
National Research Corp	107	4,081
Natural Grocers by Vitamin Cottage Inc *	1,254	19,224
Nature’s Sunshine Products Inc *	1,199	9,772
Navigant Consulting Inc	5,630	135,401
Neos Therapeutics Inc *	343	566
Neuronetics Inc *	122	2,361
NewLink Genetics Corp *	3,683	5,598
Novavax Inc *	32,384	59,587
Nymox Pharmaceutical Corp * (Canada)	3,118	4,085
OPKO Health Inc *	43,102	129,737
OraSure Technologies Inc *	474	5,536
Orthofix Medical Inc *	578	30,339
Osmotica Pharmaceuticals PLC *	314	2,434
Ovid therapeutics Inc *	461	1,116
Owens & Minor Inc	8,036	50,868
Patterson Cos Inc	10,934	214,962
PDL BioPharma Inc *	19,297	55,961
Phibro Animal Health Corp ‘A’	178	5,724
Portola Pharmaceuticals Inc *	650	12,688
Prestige Consumer Healthcare Inc *	6,957	214,832
Principia Biopharma Inc *	123	3,369
Proteostasis Therapeutics Inc *	664	2,151
Prothena Corp PLC * (Ireland)	5,421	55,836
Pyxus International Inc *	1,122	13,307
Quad/Graphics Inc	4,109	50,623
Quanex Building Products Corp	4,702	63,900

	Shares	Value
R1 RCM Inc *	1,346	$10,701
Ra Pharmaceuticals Inc *	1,825	33,215
Rent-A-Center Inc *	5,982	96,849
Replimune Group Inc *	238	2,380
Resources Connection Inc	2,802	39,788
resTORbio Inc *	1,038	8,948
Revlon Inc ‘A’ *	165	4,156
Rigel Pharmaceuticals Inc *	2,082	4,789
Rockwell Medical Inc *	321	725
Rosetta Stone Inc *	2,128	34,899
RR Donnelley & Sons Co	9,526	37,723
RTI Surgical Inc *	6,136	22,703
Rubius Therapeutics Inc *	234	3,763
Sanderson Farms Inc	2,722	270,267
Scholar Rock Holding Corp *	130	2,986
scPharmaceuticals Inc *	891	3,350
SEACOR Marine Holdings Inc *	2,129	25,037
SeaSpine Holdings Corp *	1,945	35,477
Seneca Foods Corp ‘A’ *	921	25,991
SI-BONE Inc *	119	2,486
Smart & Final Stores Inc *	3,199	15,163
SP Plus Corp *	2,141	63,245
SpartanNash Co	4,808	82,601
Spectrum Pharmaceuticals Inc *	1,079	9,441
Spero Therapeutics Inc *	838	5,154
STERIS PLC	6,847	731,602
Surgery Partners Inc *	2,254	22,067
Sutro Biopharma Inc *	247	2,228
Syndax Pharmaceuticals Inc *	1,193	5,309
Syneos Health Inc *	28,009	1,102,154
Synlogic Inc *	2,060	14,441
Team Inc *	59,175	866,914
Tejon Ranch Co *	2,808	46,557
Tetraphase Pharmaceuticals Inc *	6,937	7,839
Textainer Group Holdings Ltd * (China)	3,586	35,717
The Andersons Inc	3,641	108,829
The Hackett Group Inc	277	4,435
The Medicines Co *	678	12,977
The Simply Good Foods Co *	8,077	152,655
Tocagen Inc *	219	1,798
Tootsie Roll Industries Inc	1,835	61,289
Translate Bio Inc *	295	2,213
Travelport Worldwide Ltd	13,662	213,400
Tricida Inc *	242	5,706
Triple-S Management Corp ‘B’ *	2,981	51,840
TrueBlue Inc *	5,075	112,919
Twist Bioscience Corp *	126	2,909
United Natural Foods Inc *	6,879	72,849
Universal Corp	3,315	179,507
Utah Medical Products Inc	81	6,729
Vector Group Ltd	7,547	73,432
Vectrus Inc *	1,503	32,435
Viad Corp	1,095	54,849
Village Super Market Inc ‘A’	1,121	29,976
Weight Watchers International Inc *	296	11,411
Weis Markets Inc	1,285	61,397
Xeris Pharmaceuticals Inc *	169	2,873
XOMA Corp *	450	5,692
Y-mAbs Therapeutics Inc *	155	3,153
Zafgen Inc *	463	2,292
Zogenix Inc *	1,378	50,242

		24,000,862

Energy - 3.9%

Abraxas Petroleum Corp *	1,107	1,207
Adams Resources & Energy Inc	326	12,619
Advanced Emissions Solutions Inc	310	3,271
Alta Mesa Resources Inc ‘A’ *	12,866	12,866
Amyris Inc *	3,513	11,733
Approach Resources Inc *	6,522	5,687

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Arch Coal Inc ‘A’	2,339	$194,114
Archrock Inc	16,964	127,060
Basic Energy Services Inc *	2,573	9,880
Berry Petroleum Corp	1,028	8,995
Bonanza Creek Energy Inc *	2,554	52,791
Bristow Group Inc *	4,504	10,945
C&J Energy Services Inc *	8,481	114,493
California Resources Corp *	6,066	103,365
Callon Petroleum Co *	30,478	197,802
CARBO Ceramics Inc *	2,758	9,598
Clean Energy Fuels Corp *	18,136	31,194
Cloud Peak Energy Inc *	9,899	3,626
CONSOL Energy Inc *	2,188	69,381
CVR Energy Inc	124	4,276
Dawson Geophysical Co *	2,752	9,302
Delek US Holdings Inc	816	26,528
Denbury Resources Inc *	32,339	55,300
Diamond Offshore Drilling Inc *	8,543	80,646
Dril-Quip Inc *	4,813	144,534
Earthstone Energy Inc ‘A’ *	2,538	11,472
Eclipse Resources Corp *	6,282	6,596
Enphase Energy Inc *	11,658	55,142
EP Energy Corp ‘A’ *	5,789	4,052
Era Group Inc *	2,662	23,266
Exterran Corp *	4,273	75,632
Flotek Industries Inc *	7,436	8,105
Forum Energy Technologies Inc *	10,661	44,030
Frank’s International NV *	9,775	51,026
FTS International Inc *	4,274	30,388
FuelCell Energy Inc *	10,841	5,968
FutureFuel Corp	3,460	54,876
Goodrich Petroleum Corp *	307	4,145
Green Plains Inc	5,332	69,903
Gulfport Energy Corp *	23,436	153,506
Halcon Resources Corp *	18,043	30,673
Hallador Energy Co	2,451	12,427
Helix Energy Solutions Group Inc *	18,844	101,946
HighPoint Resources Corp *	14,669	36,526
Hunting PLC (United Kingdom)	344,531	2,103,949
Independence Contract Drilling Inc *	4,092	12,767
Isramco Inc *	74	8,769
Keane Group Inc *	310	2,536
KLX Energy Services Holdings Inc *	2,665	62,494
Laredo Petroleum Inc *	14,277	51,683
Matador Resources Co *	1,053	16,353
Matrix Service Co *	3,533	63,382
McDermott International Inc *	24,017	157,071
Midstates Petroleum Co Inc *	1,968	14,780
MRC Global Inc *	5,107	62,459
Murphy USA Inc *	3,286	251,839
NACCO Industries Inc ‘A’	509	17,255
Natural Gas Services Group Inc *	22,976	377,725
NCS Multistage Holdings Inc *	1,295	6,592
Newpark Resources Inc *	11,935	81,993
Nine Energy Service Inc *	1,956	44,088
Noble Corp PLC *	32,992	86,439
Northern Oil & Gas Inc *	19,244	43,491
NOW Inc *	14,416	167,802
Nuverra Environmental Solutions Inc *	288	2,362
Oasis Petroleum Inc *	35,938	198,737
Oceaneering International Inc *	13,196	159,672
Oil States International Inc *	29,455	420,617
Panhandle Oil & Gas Inc ‘A’	1,109	17,190
Par Pacific Holdings Inc *	3,932	55,756
Pattern Energy Group Inc ‘A’	10,798	201,059
PDC Energy Inc *	8,843	263,168
Peabody Energy Corp	10,427	317,815
PHI Inc *	1,449	2,681
Pioneer Energy Services Corp *	9,480	11,660
Quintana Energy Services Inc *	716	2,477
Ramaco Resources Inc *	81	401

	Shares	Value
Renewable Energy Group Inc *	4,572	$117,500
Resolute Energy Corp *	2,768	80,217
REX American Resources Corp *	729	49,652
Ring Energy Inc *	428	2,174
Rowan Cos PLC ‘A’ *	19,863	166,651
SandRidge Energy Inc *	4,145	31,543
SEACOR Holdings Inc *	2,307	85,359
Select Energy Services Inc ‘A’ *	4,709	29,761
SemGroup Corp ‘A’	10,590	145,930
SilverBow Resources Inc *	970	22,931
Smart Sand Inc *	2,984	6,624
Southwestern Energy Co *	78,514	267,733
SunCoke Energy Inc *	8,560	73,188
Sunrun Inc *	12,897	140,448
Superior Energy Services Inc *	20,540	68,809
Talos Energy Inc *	2,629	42,905
TerraForm Power Inc ‘A’	8,079	90,646
TETRA Technologies Inc *	2,247	3,775
Thermon Group Holdings Inc *	3,037	61,590
Trecora Resources *	2,838	22,136
Ultra Petroleum Corp *	21,561	16,389
Unit Corp *	6,994	99,874
US Silica Holdings Inc	4,085	41,585
Vivint Solar Inc *	3,054	11,636
W&T Offshore Inc *	12,583	51,842
Warrior Met Coal Inc	5,799	139,814
WildHorse Resource Development Corp *	283	3,993

		9,242,659

Financial - 35.7%

1st Constitution Bancorp	1,012	20,169
1st Source Corp	2,067	83,383
Acadia Realty Trust REIT	10,790	256,370
Access National Corp	31,522	672,364
ACNB Corp	929	36,463
AG Mortgage Investment Trust Inc REIT	3,785	60,295
Agree Realty Corp REIT	4,469	264,207
Aircastle Ltd	7,243	124,869
Alexander & Baldwin Inc REIT *	9,152	168,214
Allegiance Bancshares Inc *	1,248	40,398
Altisource Portfolio Solutions SA *	1,265	28,450
Amalgamated Bank ‘A’	1,371	26,735
Ambac Financial Group Inc *	5,719	98,596
American Assets Trust Inc REIT	5,185	208,281
American Equity Investment Life Holding Co	11,926	333,212
American National Bankshares Inc	1,134	33,238
American Realty Investors Inc *	244	2,945
AMERISAFE Inc	2,472	140,138
Ames National Corp	1,185	30,123
Anworth Mortgage Asset Corp REIT	13,646	55,130
Apollo Commercial Real Estate Finance Inc REIT	16,576	276,156
Arbor Realty Trust Inc REIT	7,661	77,146
Ares Commercial Real Estate Corp REIT	3,687	48,078
Argo Group International Holdings Ltd	4,335	291,529
Arlington Asset Investment Corp ‘A’	4,028	29,163
Armada Hoffler Properties Inc REIT	4,365	61,372
ARMOUR Residential REIT Inc	5,533	113,427
Arrow Financial Corp	1,630	52,193
Ashford Hospitality Trust Inc REIT	11,385	45,540
Associated Capital Group Inc ‘A’	322	11,344
Atlantic Capital Bancshares Inc *	1,081	17,696
Auburn National Bancorporation Inc	299	9,466
B. Riley Financial Inc	2,753	39,093
Banc of California Inc	5,667	75,428
BancFirst Corp	1,862	92,914
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	4,029	69,702
BancorpSouth Bank	12,589	329,076
Bank of Commerce Holdings	2,051	22,479

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Bank of Marin Bancorp	1,818	$74,974
Bank7 Corp *	378	5,046
BankFinancial Corp	1,748	26,133
Bankwell Financial Group Inc	666	19,121
Banner Corp	4,253	227,450
Bar Harbor Bankshares	2,053	46,049
Baycom Corp *	1,381	31,887
BCB Bancorp Inc	1,907	19,966
Beneficial Bancorp Inc	9,168	131,011
Berkshire Hills Bancorp Inc	5,474	147,634
Blackstone Mortgage Trust Inc ‘A’ REIT	15,002	477,964
Blucora Inc *	1,761	46,913
Blue Hills Bancorp Inc	1,639	34,976
Bluerock Residential Growth REIT Inc	3,275	29,541
Boston Private Financial Holdings Inc	10,687	112,962
Braemar Hotels & Resorts Inc REIT	3,967	35,425
Brandywine Realty Trust REIT	89,759	1,155,198
Bridge Bancorp Inc	2,190	55,823
Bridgewater Bancshares Inc *	3,087	32,568
BrightSphere Investment Group PLC	1,572	16,789
Brookline Bancorp Inc	10,420	144,004
BRT Apartments Corp REIT	1,086	12,424
Bryn Mawr Bank Corp	59,278	2,039,163
BSB Bancorp Inc *	811	22,757
Business First Bancshares Inc	1,443	34,964
Byline Bancorp Inc *	2,106	35,086
C&F Financial Corp	431	22,934
Cadence BanCorp	6,485	108,818
Cambridge Bancorp	355	29,554
Camden National Corp	2,092	75,249
Capital Bancorp Inc *	688	7,850
Capital City Bank Group Inc	1,546	35,883
Capitol Federal Financial Inc	17,262	220,436
Capstar Financial Holdings Inc	766	11,283
Capstead Mortgage Corp REIT	11,900	79,373
CareTrust REIT Inc	10,700	197,522
Carolina Financial Corp	911	26,956
CatchMark Timber Trust Inc ‘A’ REIT	6,536	46,406
Cathay General Bancorp	10,327	346,264
CB Financial Services Inc	584	14,472
CBL & Associates Properties Inc REIT	22,956	44,076
CBTX Inc	2,483	73,000
Cedar Realty Trust Inc REIT	12,314	38,666
CenterState Bank Corp	12,269	258,140
Central Pacific Financial Corp	3,454	84,105
Central Valley Community Bancorp	1,515	28,588
Century Bancorp Inc ‘A’	393	26,618
Chatham Lodging Trust REIT	6,054	107,035
Chemical Financial Corp	67,217	2,460,814
Chemung Financial Corp	416	17,185
Cherry Hill Mortgage Investment Corp REIT	2,115	37,097
Chesapeake Lodging Trust REIT	7,884	191,975
Citizens & Northern Corp	1,633	43,160
Citizens Inc *	6,506	48,925
City Holding Co	1,899	128,353
City Office REIT Inc	4,269	43,757
Civista Bancshares Inc	1,356	23,622
CNB Financial Corp	1,788	41,035
CNO Financial Group Inc	21,992	327,241
Coastal Financial Corp *	689	10,493
Codorus Valley Bancorp Inc	1,219	25,904
Colony Credit Real Estate Inc REIT	11,240	177,480
Columbia Banking System Inc	86,671	3,145,291
Columbia Financial Inc *	6,642	101,556
Community Bank System Inc	6,681	389,502
Community Bankers Trust Corp *	2,905	20,974
Community Healthcare Trust Inc REIT	2,332	67,232
Community Trust Bancorp Inc	2,038	80,725
ConnectOne Bancorp Inc	3,063	56,574
Consolidated-Tomoka Land Co	357	18,743

	Shares	Value
CoreCivic Inc REIT	15,828	$282,213
CorEnergy Infrastructure Trust Inc REIT	1,590	52,597
CorePoint Lodging Inc REIT	5,486	67,204
County Bancorp Inc	716	12,437
Cousins Properties Inc REIT	55,909	441,681
Cowen Inc *	1,901	25,359
Crawford & Co ‘B’	1,507	13,563
Cushman & Wakefield PLC *	1,536	22,226
Customers Bancorp Inc *	2,681	48,794
CVB Financial Corp	15,079	305,048
DiamondRock Hospitality Co REIT	27,632	250,899
Dime Community Bancshares Inc	4,214	71,554
Donegal Group Inc ‘A’	1,327	18,107
Dynex Capital Inc REIT	7,405	42,357
Eagle Bancorp Inc *	853	41,550
Easterly Government Properties Inc REIT	6,137	96,228
eHealth Inc *	2,519	96,780
EMC Insurance Group Inc	1,206	38,411
Employers Holdings Inc	4,171	175,057
Encore Capital Group Inc *	3,524	82,814
Enstar Group Ltd * (Bermuda)	1,613	270,290
Entegra Financial Corp *	792	16,434
Enterprise Bancorp Inc	1,227	39,460
Enterprise Financial Services Corp	1,978	74,432
Equity Bancshares Inc ‘A’ *	1,199	42,265
Esquire Financial Holdings Inc *	412	8,940
ESSA Bancorp Inc	1,192	18,607
Essent Group Ltd *	6,330	216,359
Essential Properties Realty Trust Inc REIT	4,078	56,440
Evans Bancorp Inc	624	20,286
Exantas Capital Corp REIT	4,026	40,341
Farmers & Merchants Bancorp Inc	127	4,888
Farmers National Banc Corp	3,414	43,494
Farmland Partners Inc REIT	4,308	19,558
FB Financial Corp	1,110	38,872
FBL Financial Group Inc ‘A’	1,342	88,102
Federal Agricultural Mortgage Corp ‘C’	817	49,379
Federated Investors Inc ‘B’	3,419	90,774
FedNat Holding Co	740	14,741
FGL Holdings *	19,703	131,222
Fidelity D&D Bancorp Inc	349	22,399
Fidelity Southern Corp	2,956	76,915
Financial Institutions Inc	2,078	53,405
First Bancorp Inc	1,325	34,848
First Bancorp NC	3,913	127,799
First BanCorp PR	28,458	244,739
First Bank	2,114	25,622
First Busey Corp	5,927	145,449
First Business Financial Services Inc	1,096	21,383
First Choice Bancorp	1,189	26,871
First Commonwealth Financial Corp	13,146	158,804
First Community Bankshares Inc	2,146	67,556
First Community Corp	909	17,662
First Defiance Financial Corp	2,601	63,751
First Financial Bancorp	12,714	301,576
First Financial Corp	1,612	64,722
First Financial Northwest Inc	1,090	16,862
First Foundation Inc *	3,363	43,248
First Guaranty Bancshares Inc	695	16,131
First Horizon National Corp	192,252	2,530,036
First Industrial Realty Trust Inc REIT	13,047	376,536
First Internet Bancorp	1,268	25,918
First Interstate BancSystem Inc ‘A’	4,424	161,741
First Merchants Corp	6,653	227,998
First Mid-Illinois Bancshares Inc	1,726	55,094
First Midwest Bancorp Inc	13,583	269,079
First Northwest Bancorp	1,223	18,137
First Savings Financial Group Inc	246	12,777
First United Corp	884	14,073
Flagstar Bancorp Inc *	3,988	105,283

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Flushing Financial Corp	3,609	$77,702
Focus Financial Partners Inc ‘A’ *	1,014	26,699
Forestar Group Inc *	1,419	19,653
Four Corners Property Trust Inc REIT	2,837	74,329
Franklin Financial Network Inc *	1,712	45,145
Franklin Street Properties Corp REIT	13,773	85,806
Front Yard Residential Corp REIT	6,685	58,360
FRP Holdings Inc *	772	35,520
FS Bancorp Inc	269	11,535
Fulton Financial Corp	22,934	355,018
FVCBankcorp Inc *	197	3,469
GAIN Capital Holdings Inc	3,751	23,106
GAMCO Investors Inc ‘A’	554	9,357
Genworth Financial Inc ‘A’ *	67,172	313,022
German American Bancorp Inc	18,164	504,414
Getty Realty Corp REIT	4,401	129,433
Glacier Bancorp Inc	34,862	1,381,232
Gladstone Commercial Corp REIT	3,797	68,042
Gladstone Land Corp REIT	1,690	19,401
Global Indemnity Ltd (Cayman)	937	33,948
Global Medical REIT Inc	2,572	22,865
Global Net Lease Inc REIT	9,621	169,522
Goosehead Insurance Inc ‘A’ *	1,271	33,415
Government Properties Income Trust REIT	13,018	89,434
Granite Point Mortgage Trust Inc REIT	4,744	85,534
Great Ajax Corp REIT	2,105	25,365
Great Southern Bancorp Inc	1,481	68,170
Great Western Bancorp Inc	7,886	246,438
Green Bancorp Inc	2,794	47,889
Greene County Bancorp Inc	84	2,614
Greenhill & Co Inc	230	5,612
Greenlight Capital Re Ltd ‘A’ *	3,780	32,584
Griffin Industrial Realty Inc	109	3,477
Guaranty Bancorp	659	13,674
Guaranty Bancshares Inc	983	29,313
Hallmark Financial Services Inc *	1,760	18,814
Hancock Whitney Corp	11,369	393,936
Hanmi Financial Corp	3,696	72,811
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	6,897	131,388
HarborOne Bancorp Inc *	1,012	16,081
HCI Group Inc	974	49,489
Healthcare Realty Trust Inc REIT	16,566	471,137
Heartland Financial USA Inc	4,003	175,932
Heritage Commerce Corp	757	8,584
Heritage Financial Corp	4,815	143,102
Heritage Insurance Holdings Inc	2,371	34,901
Hersha Hospitality Trust REIT	4,796	84,122
Highwoods Properties Inc REIT	46,051	1,781,713
Hilltop Holdings Inc	9,650	172,060
Hingham Institution for Savings	100	19,774
Home Bancorp Inc	1,029	36,427
Home BancShares Inc	16,434	268,532
HomeStreet Inc *	3,261	69,231
HomeTrust Bancshares Inc	1,611	42,176
Hope Bancorp Inc	16,633	197,267
Horace Mann Educators Corp	76,295	2,857,248
Horizon Bancorp Inc	4,911	77,496
Howard Bancorp Inc *	1,390	19,877
IBERIABANK Corp	7,410	476,315
Impac Mortgage Holdings Inc *	1,510	5,708
Independence Holding Co	647	22,774
Independence Realty Trust Inc REIT	11,759	107,948
Independent Bank Corp MA	3,264	229,492
Independent Bank Corp MI	2,205	46,349
Independent Bank Group Inc	2,151	98,451
Industrial Logistics Properties Trust REIT	8,637	169,883
InfraREIT Inc	5,924	124,522
Innovative Industrial Properties Inc REIT	862	39,126
International Bancshares Corp	7,428	255,523

	Shares	Value
INTL. FCStone Inc *	2,020	$73,892
Invesco Mortgage Capital Inc REIT	14,964	216,679
Investar Holding Corp	832	20,634
Investment Technology Group Inc	3,769	113,975
Investors Bancorp Inc	32,659	339,654
Investors Real Estate Trust REIT	1,590	78,012
Investors Title Co	148	26,149
iStar Inc REIT	8,608	78,935
James River Group Holdings Ltd	1,762	64,383
Jernigan Capital Inc REIT	2,375	47,073
Kearny Financial Corp	8,431	108,085
Kemper Corp	2,942	195,290
Kennedy-Wilson Holdings Inc	8,275	150,357
Kingstone Cos Inc	948	16,770
Kite Realty Group Trust REIT	11,070	155,976
KKR Real Estate Finance Trust Inc REIT	2,831	54,214
Ladder Capital Corp REIT	12,323	190,637
Ladenburg Thalmann Financial Services Inc	1,603	3,735
Lakeland Bancorp Inc	5,962	88,297
Lakeland Financial Corp	62,796	2,521,887
LCNB Corp	1,184	17,938
LegacyTexas Financial Group Inc	3,854	123,675
LendingClub Corp *	42,432	111,596
Level One Bancorp Inc	693	15,544
Lexington Realty Trust REIT	28,417	233,304
Live Oak Bancshares Inc	1,630	24,140
LTC Properties Inc REIT	42,266	1,761,647
Luther Burbank Corp	2,615	23,587
Macatawa Bank Corp	3,385	32,564
Mack-Cali Realty Corp REIT	12,090	236,843
Maiden Holdings Ltd	8,694	14,345
Malvern Bancorp Inc *	856	16,889
Marlin Business Services Corp	763	17,038
MB Financial Inc	10,233	405,534
MBIA Inc *	10,756	95,944
MBT Financial Corp	2,353	21,883
McGrath RentCorp	49,499	2,548,209
MedEquities Realty Trust Inc REIT	3,756	25,691
Mercantile Bank Corp	2,201	62,200
Merchants Bancorp	1,512	30,180
Meridian Bancorp Inc	5,488	78,588
Metropolitan Bank Holding Corp *	871	26,870
MGIC Investment Corp *	48,419	506,463
Mid Penn Bancorp Inc	634	14,595
Middlefield Banc Corp	400	16,972
Midland States Bancorp Inc	1,424	31,812
MidSouth Bancorp Inc	1,885	19,981
MidWestOne Financial Group Inc	1,464	36,351
Monmouth Real Estate Investment Corp REIT	9,788	121,371
Mr Cooper Group Inc *	9,939	115,988
MutualFirst Financial Inc	753	20,007
MVB Financial Corp	1,153	20,800
National Bank Holdings Corp ‘A’	2,557	78,935
National Bankshares Inc	942	34,317
National Commerce Corp *	1,356	48,816
National General Holdings Corp	3,478	84,202
National Health Investors Inc REIT	3,087	233,192
National Storage Affiliates Trust REIT	6,840	180,986
National Western Life Group Inc ‘A’	307	92,315
NBT Bancorp Inc	5,674	196,264
Nelnet Inc ‘A’	2,494	130,536
New Senior Investment Group Inc REIT	10,175	41,921
New York Mortgage Trust Inc REIT	20,539	120,975
NexPoint Residential Trust Inc REIT	2,321	81,351
NI Holdings Inc *	1,339	21,062
Nicolet Bankshares Inc *	1,143	55,778
NMI Holdings Inc ‘A’ *	1,427	25,472
Northeast Bancorp	921	15,408
Northfield Bancorp Inc	5,585	75,677
Northrim BanCorp Inc	895	29,419

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
NorthStar Realty Europe Corp REIT	6,038	$87,793
Northwest Bancshares Inc	12,744	215,883
Norwood Financial Corp	762	25,146
Oak Valley Bancorp	870	15,921
OceanFirst Financial Corp	6,447	145,122
Oconee Federal Financial Corp	222	5,528
Ocwen Financial Corp *	15,806	21,180
OFG Bancorp	5,866	96,554
Ohio Valley Banc Corp	550	19,465
Old Line Bancshares Inc	1,811	47,666
Old National Bancorp	20,120	309,848
Old Republic International Corp	127,497	2,622,613
Old Second Bancorp Inc	3,836	49,868
On Deck Capital Inc *	978	5,770
One Liberty Properties Inc REIT	2,085	50,499
OP Bancorp *	1,504	13,340
Oppenheimer Holdings Inc ‘A’	1,296	33,113
Opus Bank	2,624	51,404
Orchid Island Capital Inc REIT	7,040	44,986
Origin Bancorp Inc	1,543	52,585
Oritani Financial Corp	5,395	79,576
Orrstown Financial Services Inc	982	17,882
Pacific City Financial Corp	1,346	21,065
Pacific Mercantile Bancorp *	2,023	14,464
Pacific Premier Bancorp Inc *	4,125	105,270
Park National Corp	1,847	156,903
Parke Bancorp Inc	964	18,041
PCSB Financial Corp	2,006	39,237
PDL Community Bancorp *	1,051	13,390
Peapack Gladstone Financial Corp	2,405	60,558
Pebblebrook Hotel Trust REIT	18,246	516,544
Penns Woods Bancorp Inc	618	24,868
Pennsylvania REIT	4,868	28,916
PennyMac Financial Services Inc	1,725	36,674
PennyMac Mortgage Investment Trust REIT	8,043	149,761
Peoples Bancorp Inc	39,484	1,188,468
Peoples Bancorp of North Carolina Inc	602	14,725
Peoples Financial Services Corp	949	41,813
Physicians Realty Trust REIT	24,343	390,218
Piedmont Office Realty Trust Inc ‘A’ REIT	17,174	292,645
Piper Jaffray Cos	1,830	120,487
PJT Partners Inc ‘A’	197	7,636
PotlatchDeltic Corp REIT	8,849	279,982
PRA Group Inc *	5,962	145,294
Preferred Apartment Communities Inc ‘A’ REIT	5,274	74,152
Premier Financial Bancorp Inc	1,573	23,453
ProAssurance Corp	7,068	286,678
Protective Insurance Corp ‘B’	1,312	21,845
Provident Bancorp Inc *	511	11,078
Provident Financial Services Inc	8,282	199,845
Prudential Bancorp Inc	1,232	21,683
PS Business Parks Inc REIT	828	108,468
QCR Holdings Inc	1,705	54,713
QTS Realty Trust Inc ‘A’ REIT	3,680	136,344
Radian Group Inc	28,928	473,262
RBB Bancorp	1,824	32,048
RE/MAX Holdings Inc ‘A’	2,343	72,047
Ready Capital Corp REIT	2,382	32,943
Redwood Trust Inc REIT	11,102	167,307
Regional Management Corp *	666	16,017
Reliant Bancorp Inc	1,230	28,339
Renasant Corp	6,505	196,321
Republic Bancorp Inc ‘A’	1,292	50,026
Republic First Bancorp Inc *	4,778	28,525
Retail Opportunity Investments Corp REIT	14,991	238,057
Retail Properties of America Inc ‘A’ REIT	189,526	2,056,357
Rexford Industrial Realty Inc REIT	12,364	364,367
Riverview Bancorp Inc	2,872	20,908
RLI Corp	854	58,917
RLJ Lodging Trust REIT	23,222	380,841

	Shares	Value
RPT Realty REIT	10,440	$124,758
S&T Bancorp Inc	4,583	173,421
Sabra Health Care REIT Inc	23,750	391,400
Safety Income & Growth Inc REIT	1,072	20,164
Safety Insurance Group Inc	1,975	161,575
Sandy Spring Bancorp Inc	4,665	146,201
Saul Centers Inc REIT	128	6,044
SB One Bancorp	912	18,641
Seacoast Banking Corp of Florida *	4,980	129,580
Select Bancorp Inc *	1,993	24,673
Select Income REIT	11,810	86,922
Selective Insurance Group Inc	7,659	466,739
Seritage Growth Properties REIT	4,374	141,411
Shore Bancshares Inc	1,688	24,544
SI Financial Group Inc	1,502	19,120
Sierra Bancorp	1,907	45,825
Simmons First National Corp ‘A’	12,007	289,729
SmartFinancial Inc *	1,497	27,350
South State Corp	4,884	292,796
Southern First Bancshares Inc *	828	26,554
Southern Missouri Bancorp Inc	917	31,086
Southern National Bancorp of Virginia Inc	2,556	33,790
Southside Bancshares Inc	4,453	141,383
Spirit MTA REIT	5,726	40,826
Spirit of Texas Bancshares Inc *	1,143	26,038
STAG Industrial Inc REIT	13,306	331,053
State Auto Financial Corp	2,245	76,420
State Bank Financial Corp	3,230	69,736
Sterling Bancorp Inc	922	6,408
Stewart Information Services Corp	2,991	123,827
Stifel Financial Corp	9,287	384,668
Stock Yards Bancorp Inc	2,247	73,702
Stratus Properties Inc *	792	18,992
Summit Financial Group Inc	1,506	29,081
Summit Hotel Properties Inc REIT	13,893	135,179
Sunstone Hotel Investors Inc REIT	104,970	1,365,660
Terreno Realty Corp REIT	7,769	273,236
Territorial Bancorp Inc	1,028	26,707
The Bancorp Inc *	6,767	53,865
The Bank of Princeton	748	20,869
The Community Financial Corp	599	17,515
The First Bancshares Inc	1,621	49,035
The First of Long Island Corp	72,938	1,455,113
The GEO Group Inc REIT	12,666	249,520
The Hanover Insurance Group Inc	32,381	3,781,129
The Navigators Group Inc	2,482	172,474
Third Point Reinsurance Ltd * (Bermuda)	10,045	96,834
Tier REIT Inc	7,166	147,835
Timberland Bancorp Inc	840	18,732
Tiptree Inc	3,409	19,056
Tompkins Financial Corp	1,895	142,144
Towne Bank	8,875	212,556
TPG RE Finance Trust Inc REIT	4,628	84,600
Transcontinental Realty Investors Inc *	188	5,324
TriCo Bancshares	3,244	109,615
TriState Capital Holdings Inc *	2,475	48,164
TrustCo Bank Corp	90,747	622,524
Trustmark Corp	8,883	252,544
UMB Financial Corp	6,052	368,990
UMH Properties Inc REIT	763	9,034
Union Bankshares Corp	8,800	248,424
Union Bankshares Inc	50	2,388
United Bankshares Inc	13,429	417,776
United Community Banks Inc	9,272	198,977
United Community Financial Corp	6,665	58,985
United Financial Bancorp Inc	6,703	98,534
United Fire Group Inc	2,547	141,231
United Insurance Holdings Corp	750	12,465
United Security Bancshares	1,670	15,999
Unity Bancorp Inc	999	20,739

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Universal Health Realty Income Trust REIT	149	$9,144
Univest Corp of Pennsylvania	3,901	84,145
Urban Edge Properties REIT	12,273	203,977
Urstadt Biddle Properties Inc ‘A’ REIT	3,906	75,073
Valley National Bancorp	42,996	381,804
Veritex Holdings Inc *	2,133	45,604
Virtus Investment Partners Inc	816	64,815
Waddell & Reed Financial Inc ‘A’	10,409	188,195
Walker & Dunlop Inc	3,232	139,784
Washington REIT	10,706	246,238
Washington Federal Inc	11,153	297,897
Washington Prime Group Inc REIT	25,102	121,996
Washington Trust Bancorp Inc	18,829	894,942
Waterstone Financial Inc	3,240	54,302
WesBanco Inc	7,017	257,454
West Bancorporation Inc	1,712	32,682
Westamerica Bancorporation	3,430	190,982
Western Asset Mortgage Capital Corp REIT	6,242	52,058
Western New England Bancorp Inc	3,464	34,779
Whitestone REIT	5,274	64,659
World Acceptance Corp *	831	84,978
WSFS Financial Corp	3,027	114,754
Xenia Hotels & Resorts Inc REIT	15,036	258,619

		84,977,700

Industrial - 15.8%

AAR Corp	40,533	1,513,502
Actuant Corp ‘A’	4,111	86,290
Advanced Disposal Services Inc *	522	12,497
Advanced Energy Industries Inc *	42,998	1,845,904
Aegion Corp *	4,336	70,764
Alamo Group Inc	159	12,294
Ambarella Inc *	2,453	85,806
American Outdoor Brands Corp *	7,232	93,004
Apogee Enterprises Inc	566	16,895
Applied Optoelectronics Inc *	602	9,289
AquaVenture Holdings Ltd *	1,485	28,052
ArcBest Corp	3,018	103,397
Ardmore Shipping Corp * (Ireland)	4,321	20,179
Argan Inc	1,972	74,620
Armstrong Flooring Inc *	2,612	30,926
Astec Industries Inc	18,338	553,624
Atlas Air Worldwide Holdings Inc *	3,175	133,953
AVX Corp	6,138	93,605
AZZ Inc	2,381	96,097
Babcock & Wilcox Enterprises Inc *	4,388	1,713
Barnes Group Inc	5,557	297,966
Bel Fuse Inc ‘B’	1,288	23,725
Belden Inc	5,404	225,725
Benchmark Electronics Inc	5,871	124,348
Boise Cascade Co	349	8,324
Brady Corp ‘A’	6,328	275,015
Briggs & Stratton Corp	5,461	71,430
Caesarstone Ltd	3,084	41,881
Carlisle Cos Inc	7,858	789,886
Casella Waste Systems Inc ‘A’ *	4,326	123,248
CECO Environmental Corp *	3,938	26,582
Charah Solutions Inc *	411	3,432
Chart Industries Inc *	2,338	152,040
CIRCOR International Inc *	2,128	45,326
Coherent Inc *	16,739	1,769,480
Columbus McKinnon Corp	1,166	35,143
Comtech Telecommunications Corp	3,022	73,555
Control4 Corp *	2,037	35,851
Costamare Inc (Monaco)	6,579	28,882
Covenant Transportation Group Inc ‘A’ *	1,643	31,546
Daseke Inc *	5,486	20,188
DHT Holdings Inc	12,068	47,307
Digimarc Corp *	55	798
Dorian LPG Ltd *	3,892	22,690

	Shares	Value
Ducommun Inc *	1,460	$53,027
DXP Enterprises Inc *	457	12,723
Eagle Bulk Shipping Inc *	6,482	29,882
Echo Global Logistics Inc *	221	4,493
Electro Scientific Industries Inc *	4,298	128,768
EMCOR Group Inc	1,902	113,530
Encore Wire Corp	11,449	574,511
EnerSys	1,958	151,960
EnPro Industries Inc	2,463	148,026
ESCO Technologies Inc	3,416	225,285
Esterline Technologies Corp *	9,151	1,111,389
Fabrinet * (Thailand)	4,810	246,801
FARO Technologies Inc *	129	5,243
Federal Signal Corp	16,107	320,529
Fitbit Inc ‘A’ *	22,299	110,826
Franklin Electric Co Inc	299	12,821
FreightCar America Inc *	1,616	10,811
Frontline Ltd * (Norway)	10,233	56,589
GasLog Ltd (Monaco)	5,370	88,390
GATX Corp	5,021	355,537
Genco Shipping & Trading Ltd *	1,162	9,168
Gencor Industries Inc *	1,103	12,100
General Finance Corp *	927	9,372
Gentex Corp	4,142	83,710
Gibraltar Industries Inc *	96,518	3,435,076
Global Brass & Copper Holdings Inc	247	6,212
Golar LNG Ltd (NOTC) (Bermuda)	12,613	274,459
GP Strategies Corp *	1,622	20,453
Graham Corp	1,221	27,888
Granite Construction Inc	1,261	50,793
Great Lakes Dredge & Dock Corp *	7,729	51,166
Greif Inc ‘A’	3,156	117,119
Greif Inc ‘B’	676	30,014
Griffon Corp	4,303	44,966
Haynes International Inc	1,653	43,639
Heartland Express Inc	81,200	1,485,960
Heritage-Crystal Clean Inc *	1,874	43,121
Hub Group Inc ‘A’ *	1,555	57,644
Hurco Cos Inc	849	30,309
Hyster-Yale Materials Handling Inc	1,386	85,877
IES Holdings Inc *	1,118	17,385
Infrastructure and Energy Alternatives Inc *	2,288	18,739
Insteel Industries Inc	25,091	609,210
International Seaways Inc *	2,943	49,560
KBR Inc	18,826	285,779
KEMET Corp	7,522	131,936
Kennametal Inc	27,474	914,335
Kimball Electronics Inc *	3,369	52,186
Knowles Corp *	11,671	155,341
Kratos Defense & Security Solutions Inc *	7,474	105,309
Lawson Products Inc *	655	20,698
LB Foster Co ‘A’ *	1,311	20,845
Louisiana-Pacific Corp	16,179	359,497
LSB Industries Inc *	2,823	15,583
Lydall Inc *	1,927	39,137
Manitex International Inc *	376	2,136
Marten Transport Ltd	2,923	47,323
Masonite International Corp *	190	8,518
Matson Inc	3,093	99,038
Milacron Holdings Corp *	8,332	99,067
Mistras Group Inc *	594	8,542
Moog Inc ‘A’	3,905	302,559
Mueller Industries Inc	24,371	569,307
Mueller Water Products Inc ‘A’	308,376	2,806,222
Multi-Color Corp	1,817	63,759
National Presto Industries Inc	602	70,386
NL Industries Inc *	1,288	4,521
NN Inc	5,619	37,704
Nordic American Tankers Ltd	19,137	38,274
Northwest Pipe Co *	1,326	30,883

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
NVE Corp	33	$2,889
Olympic Steel Inc	1,218	17,381
Orion Group Holdings Inc *	2,175	9,331
Oshkosh Corp	12,400	760,244
OSI Systems Inc *	1,413	103,573
Overseas Shipholding Group Inc ‘A’ *	7,846	13,024
PAM Transportation Services Inc *	90	3,547
Park Electrochemical Corp	1,126	20,347
Park-Ohio Holdings Corp	1,190	36,521
Plexus Corp *	38,354	1,959,122
Powell Industries Inc	1,219	30,487
Primoris Services Corp	1,778	34,013
Pure Cycle Corp *	1,022	10,148
Radiant Logistics Inc *	5,091	21,637
Regal Beloit Corp	47,169	3,304,188
Rexnord Corp *	12,359	283,639
Safe Bulkers Inc * (Greece)	6,465	11,508
Sanmina Corp *	9,044	217,599
Scorpio Bulkers Inc	7,905	43,715
Scorpio Tankers Inc (Monaco)	61,066	107,476
Ship Finance International Ltd (Norway)	10,799	113,713
Simpson Manufacturing Co Inc	1,866	101,007
Sparton Corp *	678	12,333
SPX Corp *	1,047	29,326
SPX FLOW Inc *	5,641	171,599
Standex International Corp	362	24,319
Sterling Construction Co Inc *	2,885	31,418
Stoneridge Inc *	409	10,082
SunPower Corp *	5,489	27,280
Synalloy Corp	1,084	17,984
SYNNEX Corp	5,547	448,419
Tech Data Corp *	5,098	417,067
Teekay Corp (Bermuda)	9,372	31,302
Teekay Tankers Ltd ‘A’ (Bermuda)	24,341	22,588
Tetra Tech Inc	493	25,523
The Eastern Co	727	17,579
The Gorman-Rupp Co	1,894	61,385
The Greenbrier Cos Inc	18,030	712,906
The Manitowoc Co Inc *	34,333	507,098
Tidewater Inc *	3,762	71,967
TimkenSteel Corp *	5,379	47,012
Tredegar Corp	3,376	53,543
TriMas Corp *	6,144	167,670
Trinseo SA	1,732	79,291
Triumph Group Inc	6,407	73,681
TTM Technologies Inc *	12,536	121,975
Tutor Perini Corp *	5,035	80,409
Twin Disc Inc *	1,151	16,977
UFP Technologies Inc *	857	25,744
Universal Forest Products Inc	19,019	493,733
US Xpress Enterprises Inc ‘A’ *	1,174	6,586
Vicor Corp *	218	8,238
Vishay Intertechnology Inc	17,644	317,768
Vishay Precision Group Inc *	362	10,943
VSE Corp	1,095	32,751
Watts Water Technologies Inc ‘A’	1,582	102,086
Werner Enterprises Inc	3,512	103,744
Wesco Aircraft Holdings Inc *	31,067	245,429
Willis Lease Finance Corp *	358	12,387
Willscot Corp *	1,645	15,496
Worthington Industries Inc	470	16,375
YRC Worldwide Inc *	3,493	11,003

		37,708,870

Technology - 4.7%

3D Systems Corp *	13,925	141,617
ACI Worldwide Inc *	833	23,049
Agilysys Inc *	1,134	16,262
Allscripts Healthcare Solutions Inc *	20,501	197,630
Alpha & Omega Semiconductor Ltd *	2,559	26,076

	Shares	Value
American Software Inc ‘A’	1,762	$18,413
Amkor Technology Inc *	13,708	89,925
Avaya Holdings Corp *	13,987	203,651
Avid Technology Inc *	1,118	5,311
Axcelis Technologies Inc *	4,313	76,771
AXT Inc *	5,104	22,202
CACI International Inc ‘A’ *	3,276	471,842
CEVA Inc *	233	5,147
Cirrus Logic Inc *	7,610	252,500
Cohu Inc	3,382	54,349
Computer Programs & Systems Inc	817	20,507
ConvergeOne Holdings Inc	659	8,158
Cray Inc *	4,491	96,961
Cree Inc *	13,457	575,623
CSG Systems International Inc	800	25,416
CTS Corp	4,390	113,657
Cubic Corp	916	49,226
Daily Journal Corp *	153	35,802
Diebold Nixdorf Inc	10,282	25,602
Digi International Inc *	3,688	37,212
Diodes Inc *	4,043	130,427
Domo Inc ‘B’ *	177	3,475
Donnelley Financial Solutions Inc *	2,368	33,223
eGain Corp *	332	2,181
Electronics For Imaging Inc *	5,833	144,658
Engility Holdings Inc *	2,416	68,759
Evolent Health Inc ‘A’ *	7,002	139,690
Exela Technologies Inc *	1,260	4,901
FormFactor Inc *	9,056	127,599
Information Services Group Inc *	2,017	8,552
InnerWorkings Inc *	5,393	20,170
Insight Enterprises Inc *	2,953	120,335
Kopin Corp *	516	516
Kulicke & Soffa Industries Inc (Singapore)	15,298	310,090
Lumentum Holdings Inc *	1,434	60,242
MACOM Technology Solutions Holdings Inc *	6,101	88,526
ManTech International Corp ‘A’	3,542	185,229
Maxwell Technologies Inc *	4,664	9,655
Mercury Systems Inc *	3,084	145,842
MicroStrategy Inc ‘A’ *	1,269	162,115
MKS Instruments Inc	20,620	1,332,258
Monotype Imaging Holdings Inc	2,882	44,729
MTS Systems Corp	2,370	95,108
NantHealth Inc *	2,494	1,357
NetScout Systems Inc *	10,026	236,914
NextGen Healthcare Inc *	2,617	39,648
PAR Technology Corp *	257	5,590
PDF Solutions Inc *	3,372	28,426
Perspecta Inc	19,181	330,297
Photronics Inc *	8,842	85,591
Pitney Bowes Inc	12,674	74,903
Presidio Inc	4,867	63,514
Rambus Inc *	14,256	109,344
SecureWorks Corp ‘A’ *	969	16,366
Semtech Corp *	709	32,522
Stratasys Ltd *	6,775	122,018
SVMK Inc *	376	4,614
Sykes Enterprises Inc *	5,302	131,118
Synaptics Inc *	71,166	2,648,087
Telenav Inc *	2,170	8,810
Tenable Holdings Inc *	274	6,080
The KeyW Holding Corp *	6,577	44,000
TiVo Corp	16,185	152,301
Ultra Clean Holdings Inc *	5,188	43,942
Unisys Corp *	2,030	23,609
Veeco Instruments Inc *	6,440	47,720
Verint Systems Inc *	8,606	364,120
Vuzix Corp *	525	2,525
Xperi Corp	5,201	95,646
Zebra Technologies Corp ‘A’ *	4,035	642,493

		11,192,744

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Utilities - 5.9%

ALLETE Inc	6,866	$523,327
Ameresco Inc ‘A’ *	2,511	35,405
American States Water Co	1,543	103,443
Artesian Resources Corp ‘A’	1,089	37,973
Atlantic Power Corp *	14,205	30,825
Avista Corp	8,771	372,592
Black Hills Corp	47,656	2,991,844
California Water Service Group	5,879	280,193
Chesapeake Utilities Corp	1,888	153,494
Clearway Energy Inc ‘A’	4,879	82,553
Clearway Energy Inc ‘C’	9,650	166,463
Connecticut Water Service Inc	1,619	108,263
Consolidated Water Co Ltd (Cayman)	1,955	22,795
El Paso Electric Co	5,420	271,705
IDACORP Inc	19,668	1,830,304
MGE Energy Inc	4,655	279,114
Middlesex Water Co	291	15,525
New Jersey Resources Corp	10,782	492,414
Northwest Natural Holding Co	3,818	230,836
NorthWestern Corp	6,760	401,814
ONE Gas Inc	6,958	553,857
Ormat Technologies Inc	5,322	278,341
Otter Tail Corp	5,261	261,156
PICO Holdings Inc *	2,702	24,696
PNM Resources Inc	10,645	437,403
Portland General Electric Co	11,924	546,715
RGC Resources Inc	966	28,941
SJW Group	816	45,386
South Jersey Industries Inc	9,752	271,106
Southwest Gas Holdings Inc *	6,558	501,687
Spire Inc	34,918	2,586,725
The York Water Co	202	6,476
Unitil Corp	1,927	97,583

		14,070,954

Total Common Stocks (Cost $250,332,930)		228,491,530

	Principal Amount

CORPORATE BONDS & NOTES - 1.1%

Energy - 0.9%

Unit Corp 6.625% due 05/15/21	$2,268,000	2,075,220

Industrial - 0.2%

Mueller Industries Inc 6.000% due 03/01/27	482,000	450,670

Total Corporate Bonds & Notes (Cost $2,665,969)		2,525,890

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 2.8%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $2,434,633; collateralized by U.S. Treasury Inflation Index Bonds: 4.375% due 11/15/39 and value $1,044,084; and U.S. Treasury Notes: 2.250% due 02/15/27 and value $1,444,159)	$2,434,565	$2,434,565

U.S. Government Agency Issue - 1.8%

Federal Home Loan Bank
2.180% due 01/02/19	4,260,000	4,260,000

Total Short-Term Investments (Cost $6,694,311)		6,694,565

TOTAL INVESTMENTS - 99.8% (Cost $259,693,210)		237,711,985

DERIVATIVES - (0.0%)
(See Note (b) in Notes to Schedule of Investments)		(44,870)

OTHER ASSETS & LIABILITIES, NET - 0.2%		478,750

NET ASSETS - 100.0%		$238,145,865

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	35.7%
Industrial	16.0%
Consumer, Non-Cyclical	10.1%
Consumer, Cyclical	8.3%
Basic Materials	7.3%
Utilities	5.9%
Energy	4.8%
Technology	4.7%
Communications	4.2%
Others (each less than 3.0%)	2.8%

	99.8%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.2%

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

(b)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/19	27	$1,866,020	$1,821,150	($44,870)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$17,537,181	$17,537,181	$-	$-
	Communications	9,970,118	9,970,118	-	-
	Consumer, Cyclical	19,790,442	19,790,442	-	-
	Consumer, Non-Cyclical	24,000,862	22,014,506	1,986,356	-
	Energy	9,242,659	7,138,710	2,103,949	-
	Financial	84,977,700	84,977,700	-	-
	Industrial	37,708,870	37,708,870	-	-
	Technology	11,192,744	11,192,744	-	-
	Utilities	14,070,954	14,070,954	-	-

	Total Common Stocks	228,491,530	224,401,225	4,090,305	-

	Corporate Bonds & Notes	2,525,890	-	2,525,890	-
	Short-Term Investments	6,694,565	-	6,694,565	-

	Total Assets	237,711,985	224,401,225	13,310,760	-

Liabilities	Derivatives:
	Equity Contracts
	Futures	(44,870)	(44,870)	-	-

	Total Liabilities	(44,870)	(44,870)	-	-

	Total	$237,667,115	$224,356,355	$13,310,760	$-

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2018

	Shares	Value
COMMON STOCKS - 98.7%

Basic Materials - 3.0%

A Schulman Inc * Ω ±	10,591	$20,229
AdvanSix Inc *	11,856	288,575
AgroFresh Solutions Inc *	12,357	46,833
AK Steel Holding Corp *	119,653	269,219
Allegheny Technologies Inc *	48,097	1,047,072
American Vanguard Corp	11,587	176,007
Balchem Corp	12,293	963,157
Carpenter Technology Corp	17,992	640,695
Century Aluminum Co *	18,496	135,206
Clearwater Paper Corp *	6,390	155,724
Cleveland-Cliffs Inc *	113,905	875,929
Codexis Inc *	20,184	337,073
Coeur Mining Inc *	70,820	316,565
Commercial Metals Co	44,596	714,428
Compass Minerals International Inc	13,173	549,182
Covia Holdings Corp *	12,402	42,415
Energy Fuels Inc *	34,125	97,256
Ferro Corp *	32,262	505,868
Ferroglobe Representation & Warranty Insurance Trust * Ω	42,979	-
GCP Applied Technologies Inc *	27,499	675,100
Gold Resource Corp	19,496	77,984
Hawkins Inc	3,938	161,261
HB Fuller Co	19,356	825,921
Hecla Mining Co	179,833	424,406
Ingevity Corp *	16,413	1,373,604
Innophos Holdings Inc	7,713	189,200
Innospec Inc	9,510	587,338
Intrepid Potash Inc *	38,834	100,968
Kaiser Aluminum Corp	6,253	558,330
Koppers Holdings Inc *	7,699	131,191
Kraton Corp *	11,851	258,826
Kronos Worldwide Inc	9,168	105,615
Landec Corp *	10,970	129,885
Livent Corp *	9,215	127,167
Marrone Bio Innovations Inc *	20,797	30,572
Materion Corp	7,679	345,478
Minerals Technologies Inc	14,023	719,941
Neenah Inc	6,424	378,502
Oil-Dri Corp of America	2,230	59,095
OMNOVA Solutions Inc *	17,015	124,720
PH Glatfelter Co	16,294	159,029
PolyOne Corp	30,722	878,649
PQ Group Holdings Inc *	14,380	212,968
Quaker Chemical Corp	5,023	892,637
Rayonier Advanced Materials Inc	19,415	206,770
Rogers Corp *	7,079	701,246
Ryerson Holding Corp *	5,564	35,276
Schnitzer Steel Industries Inc ‘A’	10,561	227,590
Schweitzer-Mauduit International Inc	12,165	304,733
Sensient Technologies Corp	16,263	908,289
Shiloh Industries Inc *	5,190	30,258
Stepan Co	7,737	572,538
Tahoe Resources Inc (NYSE) *	121,127	442,114
Tronox Ltd ‘A’	35,658	277,419
United States Lime & Minerals Inc	839	59,569
Universal Stainless & Alloy Products Inc *	2,750	44,577
Uranium Energy Corp *	73,430	91,787
Valhi Inc	11,560	22,311
Verso Corp ‘A’ *	13,006	291,334

		20,925,631

Communications - 6.2%

1-800-Flowers.com Inc ‘A’ *	10,763	131,632
8x8 Inc *	36,531	659,019
A10 Networks Inc *	20,632	128,744

	Shares	Value
Acacia Communications Inc *	10,383	$394,554
ADTRAN Inc	18,188	195,339
Aerohive Networks Inc *	11,245	36,659
Anaplan Inc *	6,755	179,278
ATN International Inc	3,948	282,400
Beasley Broadcast Group Inc ‘A’	2,079	7,796
Boingo Wireless Inc *	15,527	319,390
Boston Omaha Corp ‘A’ *	1,965	45,981
CalAmp Corp *	13,022	169,416
Calix Inc *	16,577	161,626
Cardlytics Inc *	1,975	21,389
Cargurus Inc *	18,963	639,622
Cars.com Inc *	26,902	578,393
Casa Systems Inc *	10,332	135,659
Central European Media Enterprises Ltd ‘A’ * (Czech Republic)	33,796	93,953
ChannelAdvisor Corp *	9,260	105,101
Ciena Corp *	54,945	1,863,185
Cincinnati Bell Inc *	17,283	134,462
Clear Channel Outdoor Holdings Inc ‘A’	15,404	79,947
Clearfield Inc *	3,783	37,527
Cogent Communications Holdings Inc	16,339	738,686
Consolidated Communications Holdings Inc	26,530	262,116
DASAN Zhone Solutions Inc *	2,088	29,044
Endurance International Group Holdings Inc *	27,732	184,418
Entercom Communications Corp ‘A’	48,576	277,369
Entravision Communications Corp ‘A’	26,251	76,390
ePlus Inc *	5,145	366,170
Etsy Inc *	46,031	2,189,695
Extreme Networks Inc *	43,088	262,837
Finisar Corp *	45,545	983,772
Fluent Inc *	12,965	46,674
Frontier Communications Corp *	39,898	94,957
Fusion Connect Inc *	8,072	13,561
Gannett Co Inc	42,667	363,950
Gogo Inc *	21,338	63,801
Gray Television Inc *	30,405	448,170
Groupon Inc *	172,691	552,611
GTT Communications Inc *	16,228	383,954
Harmonic Inc *	31,201	147,269
HC2 Holdings Inc *	15,554	41,063
HealthStream Inc	9,698	234,207
Hemisphere Media Group Inc *	6,804	82,601
Houghton Mifflin Harcourt Co *	39,094	346,373
Imperva Inc *	13,618	758,386
Infinera Corp *	56,658	226,065
Intelsat SA *	21,299	455,586
InterDigital Inc	13,368	888,036
Internap Corp *	10,970	45,526
Iridium Communications Inc *	36,656	676,303
KVH Industries Inc *	6,185	63,644
Lands’ End Inc *	4,162	59,142
Leaf Group Ltd *	6,502	44,539
Liberty Expedia Holdings Inc ‘A’ *	20,858	815,756
Liberty Latin America Ltd ‘A’ * (Chile)	16,315	236,241
Liberty Latin America Ltd ‘C’ * (Chile)	43,398	632,309
Liberty Media Corp-Liberty Braves ‘A’ *	3,528	87,988
Liberty Media Corp-Liberty Braves ‘C’ *	13,786	343,134
Limelight Networks Inc *	42,418	99,258
Liquidity Services Inc *	11,079	68,357
LiveXLive Media Inc *	11,420	56,529
Loral Space & Communications Inc *	5,145	191,651
Maxar Technologies Ltd	21,688	259,388
MDC Partners Inc ‘A’ *	21,879	57,104
Meredith Corp	15,356	797,591
MSG Networks Inc ‘A’ *	22,882	539,100
NeoPhotonics Corp *	14,479	93,824
NETGEAR Inc *	11,941	621,290
New Media Investment Group Inc	22,586	261,320
Nexstar Media Group Inc ‘A’	17,230	1,354,967

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
NIC Inc	24,561	$306,521
NII Holdings Inc *	34,956	154,156
Ooma Inc *	7,307	101,421
ORBCOMM Inc *	28,764	237,591
Overstock.com Inc *	8,209	111,478
Pandora Media Inc *	100,319	811,581
pdvWireless Inc *	3,590	134,230
Perficient Inc *	13,068	290,894
Plantronics Inc	12,647	418,616
Preformed Line Products Co	1,343	72,858
Q2 Holdings Inc *	14,450	715,998
Quantenna Communications Inc *	13,085	187,770
QuinStreet Inc *	17,332	281,298
Quotient Technology Inc *	30,418	324,864
Ribbon Communications Inc *	21,278	102,560
RigNet Inc *	5,642	71,315
Saga Communications Inc ‘A’	1,632	54,231
Scholastic Corp	11,180	450,107
Shenandoah Telecommunications Co	17,773	786,455
Shutterfly Inc *	12,709	511,664
Shutterstock Inc	7,110	256,031
Sinclair Broadcast Group Inc ‘A’	26,260	691,688
Spok Holdings Inc	6,534	86,641
Stamps.com Inc *	6,725	1,046,679
TechTarget Inc *	8,011	97,814
TEGNA Inc	84,071	913,852
Telaria Inc *	17,029	46,489
The EW Scripps Co ‘A’	17,103	269,030
The Meet Group Inc *	25,454	117,852
The New York Times Co ‘A’	50,533	1,126,381
The Trade Desk Inc ‘A’ *	12,831	1,489,166
Travelzoo *	1,856	18,244
Tribune Publishing Co *	7,194	81,580
TrueCar Inc *	36,042	326,541
Tucows Inc ‘A’ *	3,599	216,156
Upwork Inc *	5,039	91,256
ViaSat Inc *	21,322	1,256,932
Viavi Solutions Inc *	87,891	883,305
VirnetX Holding Corp *	22,455	53,892
Vonage Holdings Corp *	84,724	739,641
WideOpenWest Inc *	10,800	77,004
Windstream Holdings Inc *	16,234	33,929
World Wrestling Entertainment Inc ‘A’	16,539	1,235,794
Yelp Inc *	31,463	1,100,890
Zix Corp *	19,540	111,964
Zscaler Inc *	23,377	916,612

		43,734,765

Consumer, Cyclical - 12.5%

Abercrombie & Fitch Co ‘A’	25,914	519,576
Acushnet Holdings Corp	12,943	272,709
Allegiant Travel Co	4,912	492,281
Altra Industrial Motion Corp	22,937	576,866
AMC Entertainment Holdings Inc ‘A’	20,323	249,566
America’s Car-Mart Inc *	2,336	169,243
American Axle & Manufacturing Holdings Inc *	42,580	472,638
American Eagle Outfitters Inc	62,392	1,206,037
Anixter International Inc *	11,284	612,834
Asbury Automotive Group Inc *	7,789	519,215
Ascena Retail Group Inc *	66,655	167,304
At Home Group Inc *	16,894	315,242
Barnes & Noble Education Inc *	13,509	54,171
Barnes & Noble Inc	22,342	158,405
Bassett Furniture Industries Inc	3,971	79,579
BBX Capital Corp	26,025	149,123
Beacon Roofing Supply Inc *	26,268	833,221
Beazer Homes USA Inc *	12,303	116,632
Bed Bath & Beyond Inc	51,472	582,663
Belmond Ltd ‘A’ * (United Kingdom)	34,580	865,537
Big 5 Sporting Goods Corp	9,404	24,356

	Shares	Value
Big Lots Inc	15,327	$443,257
Biglari Holdings Inc ‘A’ *	39	22,919
Biglari Holdings Inc ‘B’ *	396	44,978
BJ’s Restaurants Inc	7,838	396,368
BJ’s Wholesale Club Holdings Inc *	28,222	625,400
Bloomin’ Brands Inc	31,862	570,011
Blue Bird Corp *	5,757	104,720
Bluegreen Vacations Corp	2,636	34,084
BlueLinx Holdings Inc *	3,520	86,979
BMC Stock Holdings Inc *	25,818	399,663
Bojangles’ Inc *	6,184	99,439
Boot Barn Holdings Inc *	10,614	180,756
Boyd Gaming Corp	31,536	655,318
Brinker International Inc	14,939	657,017
Caleres Inc	16,051	446,699
Callaway Golf Co	35,916	549,515
Camping World Holdings Inc ‘A’	12,571	144,189
Cannae Holdings Inc *	26,693	456,984
Carrols Restaurant Group Inc *	13,328	131,148
Carvana Co *	12,384	405,081
Castle Brands Inc *	37,292	31,717
Cavco Industries Inc *	3,288	428,689
Century Casinos Inc *	11,218	82,901
Century Communities Inc *	10,101	174,343
Chico’s FAS Inc	48,677	273,565
Churchill Downs Inc	4,512	1,100,657
Chuy’s Holdings Inc *	6,431	114,086
Citi Trends Inc	5,156	105,131
Clarus Corp	8,543	86,455
Commercial Vehicle Group Inc *	10,789	61,497
Conn’s Inc *	7,512	141,676
Cooper Tire & Rubber Co	19,312	624,357
Cooper-Standard Holdings Inc *	6,749	419,248
Core-Mark Holding Co Inc	17,440	405,480
Cracker Barrel Old Country Store Inc	7,441	1,189,518
Crocs Inc *	25,687	667,348
Culp Inc	3,955	74,750
Daktronics Inc	14,183	104,954
Dana Inc	56,855	774,934
Dave & Buster’s Entertainment Inc	15,249	679,495
Deckers Outdoor Corp *	11,299	1,445,707
Del Frisco’s Restaurant Group Inc *	12,295	87,909
Del Taco Restaurants Inc *	11,487	114,755
Denny’s Corp *	24,332	394,422
Dillard’s Inc ‘A’	4,445	268,078
Dine Brands Global Inc	6,426	432,727
Dorman Products Inc *	10,383	934,678
Douglas Dynamics Inc	8,819	316,514
Drive Shack Inc *	23,479	92,038
DSW Inc ‘A’	26,421	652,599
Duluth Holdings Inc ‘B’ *	2,932	73,974
El Pollo Loco Holdings Inc *	8,725	132,358
Eldorado Resorts Inc *	25,561	925,564
Empire Resorts Inc *	1,141	11,558
Eros International PLC * (India)	13,638	113,059
Escalade Inc	3,749	42,926
Essendant Inc	14,305	179,957
Ethan Allen Interiors Inc	9,738	171,291
EVI Industries Inc	1,469	48,991
Express Inc *	27,253	139,263
EZCORP Inc ‘A’ *	18,499	142,997
Fiesta Restaurant Group Inc *	9,367	145,282
FirstCash Inc	16,654	1,204,917
Five Below Inc *	21,109	2,159,873
Flexsteel Industries Inc	2,982	65,843
Fossil Group Inc *	17,457	274,599
Foundation Building Materials Inc *	5,617	46,677
Fox Factory Holding Corp *	13,817	813,407
Francesca’s Holdings Corp *	13,174	12,789
Freshpet Inc *	9,889	318,030

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Funko Inc ‘A’ *	3,523	$46,327
G-III Apparel Group Ltd *	16,667	464,843
Gaia Inc *	4,630	47,967
GameStop Corp ‘A’	38,204	482,135
Genesco Inc *	7,441	329,636
Gentherm Inc *	14,077	562,799
GMS Inc *	12,242	181,916
GNC Holdings Inc ‘A’ *	32,362	76,698
Golden Entertainment Inc *	7,031	112,637
Green Brick Partners Inc *	9,834	71,198
Group 1 Automotive Inc	7,318	385,805
Guess? Inc	22,734	472,185
H&E Equipment Services Inc	12,151	248,123
Hamilton Beach Brands Holding Co ‘A’	2,503	58,720
Haverty Furniture Cos Inc	7,124	133,789
Hawaiian Holdings Inc	19,409	512,592
Herman Miller Inc	22,795	689,549
Hibbett Sports Inc *	7,006	100,186
HNI Corp	16,939	600,149
Hooker Furniture Corp	4,496	118,425
Hovnanian Enterprises Inc ‘A’ *	48,019	32,840
Hudson Ltd ‘A’ *	15,704	269,324
IMAX Corp *	20,549	386,527
Installed Building Products Inc *	8,705	293,272
Interface Inc	22,750	324,188
International Speedway Corp ‘A’	9,233	404,959
iRobot Corp *	10,429	873,325
J Alexander’s Holdings Inc *	5,127	42,195
J. Jill Inc *	7,131	38,008
Jack in the Box Inc	10,540	818,220
JC Penney Co Inc *	122,013	126,894
Johnson Outdoors Inc ‘A’	1,973	115,894
KB Home	33,029	630,854
Kimball International Inc ‘B’	13,823	196,148
Kirkland’s Inc *	6,831	65,099
Knoll Inc	18,488	304,682
La-Z-Boy Inc	18,129	502,355
LCI Industries	9,373	626,116
LGI Homes Inc *	6,978	315,545
Liberty TripAdvisor Holdings Inc ‘A’ *	27,732	440,662
Lifetime Brands Inc	5,178	51,935
Lindblad Expeditions Holdings Inc *	8,676	116,779
Lithia Motors Inc ‘A’	8,836	674,452
Lumber Liquidators Holdings Inc *	11,146	106,110
M/I Homes Inc *	10,902	229,160
Malibu Boats Inc ‘A’ *	7,863	273,632
Marine Products Corp	2,766	46,773
MarineMax Inc *	8,049	147,377
Marriott Vacations Worldwide Corp	15,060	1,061,881
MasterCraft Boat Holdings Inc *	7,349	137,426
MDC Holdings Inc	17,231	484,363
Meritage Homes Corp *	14,729	540,849
Meritor Inc *	31,275	528,860
Mesa Air Group Inc *	3,689	28,442
Methode Electronics Inc	13,769	320,680
Miller Industries Inc	4,400	118,800
Mobile Mini Inc	16,936	537,718
Modine Manufacturing Co *	18,811	203,347
Monarch Casino & Resort Inc *	4,237	161,599
Motorcar Parts of America Inc *	7,326	121,905
Movado Group Inc	6,398	202,305
National CineMedia Inc	28,722	186,119
National Vision Holdings Inc *	24,491	689,912
Nautilus Inc *	11,900	129,710
Navistar International Corp *	19,014	493,413
Nexeo Solutions Inc *	13,119	112,692
Noodles & Co *	5,308	37,103
Office Depot Inc	211,864	546,609
Ollie’s Bargain Outlet Holdings Inc *	19,068	1,268,213
Oxford Industries Inc	6,607	469,361

	Shares	Value
Papa John’s International Inc	8,468	$337,111
Party City Holdco Inc *	21,513	214,700
PC Connection Inc	4,224	125,580
Penn National Gaming Inc *	42,422	798,806
PetIQ Inc *	6,223	146,054
PetMed Express Inc	7,445	173,171
Pier 1 Imports Inc	34,588	10,577
Planet Fitness Inc ‘A’ *	33,823	1,813,589
Potbelly Corp *	8,801	70,848
PriceSmart Inc	8,462	500,104
Purple Innovation Inc *	2,179	12,834
RCI Hospitality Holdings Inc	3,293	73,533
Reading International Inc ‘A’ *	6,538	95,063
Red Lion Hotels Corp *	5,647	46,305
Red Robin Gourmet Burgers Inc *	5,081	135,764
Red Rock Resorts Inc ‘A’	26,826	544,836
Regis Corp *	13,455	228,062
REV Group Inc	10,985	82,497
RH *	7,689	921,296
Rite Aid Corp *	402,203	284,880
Rocky Brands Inc	2,650	68,900
Roku Inc *	16,759	513,496
RTW RetailWinds Inc *	11,129	31,495
Rush Enterprises Inc ‘A’	11,409	393,382
Rush Enterprises Inc ‘B’	1,818	64,721
Ruth’s Hospitality Group Inc	11,078	251,803
Sally Beauty Holdings Inc *	46,094	785,903
ScanSource Inc *	9,872	339,399
Scientific Games Corp ‘A’ *	21,729	388,515
SeaWorld Entertainment Inc *	21,003	463,956
Shake Shack Inc ‘A’ *	9,432	428,401
Shoe Carnival Inc	4,140	138,731
Signet Jewelers Ltd (NYSE)	20,138	639,784
SiteOne Landscape Supply Inc *	15,740	869,950
Skyline Champion Corp	11,030	162,031
SkyWest Inc	19,751	878,327
Sleep Number Corp *	13,226	419,661
Sonic Automotive Inc ‘A’	9,508	130,830
Sonos Inc *	5,937	58,301
Spartan Motors Inc	13,597	98,306
Speedway Motorsports Inc	4,205	68,415
Spirit Airlines Inc *	26,206	1,517,852
Sportsman’s Warehouse Holdings Inc *	12,966	56,791
Standard Motor Products Inc	8,293	401,630
Steelcase Inc ‘A’	32,580	483,161
Steven Madden Ltd	33,787	1,022,395
Superior Group of Cos Inc	3,619	63,875
Superior Industries International Inc	9,137	43,949
Systemax Inc	4,630	110,611
Tailored Brands Inc	19,001	259,174
Taylor Morrison Home Corp ‘A’ *	45,766	727,679
Tenneco Inc ‘A’	19,357	530,188
Texas Roadhouse Inc	26,232	1,566,050
The Buckle Inc	10,767	208,234
The Cato Corp ‘A’	8,840	126,147
The Cheesecake Factory Inc	16,455	715,957
The Children’s Place Inc	6,133	552,522
The Container Store Group Inc *	5,359	25,562
The Habit Restaurants Inc ‘A’ *	7,134	74,907
The Lovesac Co *	2,244	51,477
The Marcus Corp	7,397	292,182
The New Home Co Inc *	5,392	28,200
The St Joe Co *	13,350	175,820
Tile Shop Holdings Inc	14,787	81,033
Tilly’s Inc ‘A’	8,311	90,258
Titan International Inc	20,098	93,657
Titan Machinery Inc *	7,220	94,943
Tower International Inc	7,882	187,592
Town Sports International Holdings Inc *	5,693	36,435
TRI Pointe Group Inc *	55,651	608,265

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Triton International Ltd (Bermuda)	20,054	$623,078
Tupperware Brands Corp	19,205	606,302
Unifi Inc *	6,230	142,293
UniFirst Corp	5,854	837,532
Universal Electronics Inc *	5,153	130,268
Vera Bradley Inc *	8,897	76,247
Veritiv Corp *	4,556	113,763
Vista Outdoor Inc *	21,809	247,532
Wabash National Corp	21,368	279,493
Weyco Group Inc	2,356	68,725
William Lyon Homes ‘A’ *	11,690	124,966
Wingstop Inc	11,173	717,195
Winmark Corp	982	156,138
Winnebago Industries Inc	11,695	283,136
Wolverine World Wide Inc	35,587	1,134,869
World Fuel Services Corp	25,637	548,888
YETI Holdings Inc *	6,953	103,183
Zumiez Inc *	6,945	133,136

		87,088,824

Consumer, Non-Cyclical - 21.9%

22nd Century Group Inc *	45,552	113,424
AAC Holdings Inc *	4,727	6,618
Aaron’s Inc	26,875	1,130,094
Abeona Therapeutics Inc *	12,249	87,458
ABM Industries Inc	25,503	818,901
Acacia Research Corp *	17,401	51,855
ACADIA Pharmaceuticals Inc *	37,263	602,543
Accelerate Diagnostics Inc *	9,849	113,263
Acceleron Pharma Inc *	15,053	655,558
ACCO Brands Corp	39,592	268,434
Accuray Inc *	33,531	114,341
Achaogen Inc *	12,537	15,421
Achillion Pharmaceuticals Inc *	53,911	85,718
Aclaris Therapeutics Inc *	14,474	106,963
Acorda Therapeutics Inc *	17,249	268,739
Adamas Pharmaceuticals Inc *	8,726	74,520
Addus HomeCare Corp *	3,839	260,591
ADMA Biologics Inc *	7,461	17,832
Adtalem Global Education Inc *	22,456	1,062,618
Aduro Biotech Inc *	25,424	67,119
Adverum Biotechnologies Inc *	21,521	67,791
Aeglea BioTherapeutics Inc *	6,437	48,213
Aerie Pharmaceuticals Inc *	13,874	500,851
Agenus Inc *	31,395	74,720
AgeX Therapeutics Inc *	3,386	10,124
Aimmune Therapeutics Inc *	17,134	409,845
Akcea Therapeutics Inc *	5,071	152,840
Akebia Therapeutics Inc *	33,996	187,997
Akorn Inc *	35,590	120,650
Albireo Pharma Inc *	3,601	88,333
Alder Biopharmaceuticals Inc *	22,066	226,176
Aldeyra Therapeutics Inc *	8,266	68,608
Alico Inc	1,399	41,270
Allakos Inc *	3,104	162,246
Allena Pharmaceuticals Inc *	4,588	25,005
Allogene Therapeutics Inc *	8,262	222,496
AMAG Pharmaceuticals Inc *	13,258	201,389
Amedisys Inc *	10,355	1,212,674
American Public Education Inc *	6,342	180,493
American Renal Associates Holdings Inc *	5,350	61,632
Amicus Therapeutics Inc *	73,423	703,392
AMN Healthcare Services Inc *	17,898	1,014,101
Amneal Pharmaceuticals Inc *	33,347	451,185
Amphastar Pharmaceuticals Inc *	13,332	265,307
Ampio Pharmaceuticals Inc *	31,266	12,344
AnaptysBio Inc *	8,174	521,419
AngioDynamics Inc *	13,833	278,458
ANI Pharmaceuticals Inc *	3,253	146,450
Anika Therapeutics Inc *	5,280	177,461

	Shares	Value
Antares Pharma Inc *	55,402	$150,693
Apellis Pharmaceuticals Inc *	14,286	188,432
Apollo Medical Holdings Inc *	1,325	26,301
Aptinyx Inc *	5,000	82,700
Aquestive Therapeutics Inc *	1,859	11,712
Aratana Therapeutics Inc *	18,770	115,060
Arbutus Biopharma Corp * (Canada)	13,917	53,302
Arcus Biosciences Inc *	12,270	132,148
Ardelyx Inc *	14,299	25,595
Arena Pharmaceuticals Inc *	18,938	737,635
Arlo Technologies Inc *	4,497	44,880
ArQule Inc *	41,092	113,825
Array BioPharma Inc *	79,552	1,133,616
Arrowhead Pharmaceuticals Inc *	33,073	410,767
Arsanis Inc *	1,721	3,993
Arvinas Inc *	3,090	39,706
ASGN Inc *	19,664	1,071,688
Assembly Biosciences Inc *	7,945	179,716
Assertio Therapeutics Inc *	22,566	81,463
Atara Biotherapeutics Inc *	15,998	555,771
Athenex Inc *	16,679	211,657
Athersys Inc *	46,992	67,668
AtriCure Inc *	14,400	440,640
Atrion Corp	559	414,264
Audentes Therapeutics Inc *	14,418	307,392
Avalara Inc *	3,274	101,985
Avanos Medical Inc *	17,810	797,710
AVEO Pharmaceuticals Inc *	40,215	64,344
Avid Bioservices Inc *	19,912	81,639
Avis Budget Group Inc *	25,489	572,993
Avrobio Inc *	2,259	37,612
AxoGen Inc *	13,207	269,819
Axonics Modulation Technologies Inc *	2,683	40,540
B&G Foods Inc	25,292	731,192
Barrett Business Services Inc	2,826	161,788
Bellicum Pharmaceuticals Inc *	15,779	46,075
BG Staffing Inc	2,997	61,888
BioCryst Pharmaceuticals Inc *	42,131	339,997
Biohaven Pharmaceutical Holding Co Ltd *	10,857	401,492
BioScrip Inc *	46,868	167,319
BioSpecifics Technologies Corp *	2,245	136,047
BioTelemetry Inc *	12,757	761,848
BioTime Inc *	33,861	30,915
Blueprint Medicines Corp *	15,860	855,013
BrightView Holdings Inc *	9,322	95,178
Brookdale Senior Living Inc *	71,278	477,563
Cadiz Inc *	8,941	92,092
CAI International Inc *	6,562	152,435
Cal-Maine Foods Inc	11,977	506,627
Calavo Growers Inc	6,089	444,253
Calithera Biosciences Inc *	13,265	53,193
Calyxt Inc *	1,978	20,492
Cambrex Corp *	13,071	493,561
Capital Senior Living Corp *	9,448	64,246
Cara Therapeutics Inc *	12,359	160,667
Cardiovascular Systems Inc *	13,179	375,470
Cardtronics PLC ‘A’ *	15,165	394,290
Care.com Inc *	7,665	148,011
CareDx Inc *	13,583	341,477
Career Education Corp *	25,895	295,721
Carriage Services Inc	6,131	95,030
CASI Pharmaceuticals Inc *	19,734	79,331
Cass Information Systems Inc	5,407	286,138
Catalyst Biosciences Inc *	4,705	37,122
Catalyst Pharmaceuticals Inc *	36,333	69,759
CBIZ Inc *	19,699	388,070
Celcuity Inc *	2,455	58,895
Cellular Biomedicine Group Inc *	4,835	85,386
Celsius Holdings Inc *	8,831	30,644
Central Garden & Pet Co *	4,338	149,444

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Central Garden & Pet Co ‘A’ *	15,085	$471,406
Cerus Corp *	50,742	257,262
Chegg Inc *	42,022	1,194,265
ChemoCentryx Inc *	9,342	101,921
Chimerix Inc *	18,336	47,124
ChromaDex Corp *	15,094	51,772
Cimpress NV * (Netherlands)	8,420	870,796
Civitas Solutions Inc *	6,021	105,428
Clearside Biomedical Inc *	11,095	11,872
Clovis Oncology Inc *	17,980	322,921
Coca-Cola Bottling Co Consolidated	1,807	320,526
Cohbar Inc *	8,802	27,374
Coherus Biosciences Inc *	19,709	178,366
Collegium Pharmaceutical Inc *	11,627	199,636
Community Health Systems Inc *	34,263	96,622
Concert Pharmaceuticals Inc *	8,481	106,437
CONMED Corp	9,667	620,621
Corbus Pharmaceuticals Holdings Inc *	19,195	112,099
Corcept Therapeutics Inc *	37,989	507,533
Corium International Inc *	10,570	1,903
CorVel Corp *	3,352	206,885
Corvus Pharmaceuticals Inc *	5,472	20,082
CRA International Inc	3,071	130,671
Craft Brew Alliance Inc *	4,875	69,761
Crinetics Pharmaceuticals Inc *	2,591	77,704
Cross Country Healthcare Inc *	12,840	94,117
CryoLife Inc *	13,574	385,230
CTI BioPharma Corp *	20,057	14,714
Cue Biopharma Inc *	6,990	32,853
Cutera Inc *	5,317	90,495
Cymabay Therapeutics Inc *	21,978	172,967
Cytokinetics Inc *	18,237	115,258
CytomX Therapeutics Inc *	16,810	253,831
CytoSorbents Corp *	11,125	89,890
Darling Ingredients Inc *	62,453	1,201,596
Dean Foods Co	33,846	128,953
Deciphera Pharmaceuticals Inc *	3,198	67,126
Deluxe Corp	18,413	707,796
Denali Therapeutics Inc *	17,319	357,811
Dermira Inc *	12,531	90,098
Dicerna Pharmaceuticals Inc *	20,862	223,015
Diplomat Pharmacy Inc *	21,606	290,817
Dova Pharmaceuticals Inc *	4,673	35,421
Durect Corp *	62,089	29,995
Dynavax Technologies Corp *	24,210	221,521
Eagle Pharmaceuticals Inc *	4,141	166,841
Edgewell Personal Care Co *	20,925	781,549
Editas Medicine Inc *	17,971	408,840
Eidos Therapeutics Inc *	2,565	35,294
ElectroCore Inc *	2,120	13,271
elf Beauty Inc *	8,101	70,155
Eloxx Pharmaceuticals Inc *	8,515	102,265
Emerald Expositions Events Inc	9,790	120,809
Emergent BioSolutions Inc *	17,589	1,042,676
Enanta Pharmaceuticals Inc *	6,361	450,550
Endo International PLC *	85,498	624,135
Endologix Inc *	31,597	22,623
Ennis Inc	10,257	197,447
Enzo Biochem Inc *	18,162	50,490
Epizyme Inc *	23,417	144,249
Equillium Inc *	2,193	17,895
Esperion Therapeutics Inc *	8,710	400,660
Evelo Biosciences Inc *	5,342	69,499
Everi Holdings Inc *	25,274	130,161
EVERTEC Inc (Puerto Rico)	23,680	679,616
Evo Payments Inc ‘A’ *	9,374	231,257
Evolus Inc *	3,393	40,377
Farmer Brothers Co *	4,113	95,956
Fate Therapeutics Inc *	23,455	300,928
Fennec Pharmaceuticals Inc * (Canada)	4,466	28,493

	Shares	Value
FibroGen Inc *	29,352	$1,358,411
Five Prime Therapeutics Inc *	13,079	121,635
Flexion Therapeutics Inc *	12,457	141,013
FONAR Corp *	2,629	53,211
Forrester Research Inc	4,003	178,934
Fortress Biotech Inc *	14,405	12,388
Forty Seven Inc *	2,949	46,358
Franklin Covey Co *	3,633	81,125
Fresh Del Monte Produce Inc	11,564	326,914
FTI Consulting Inc *	14,529	968,213
G1 Therapeutics Inc *	8,872	169,899
Genesis Healthcare Inc *	23,973	28,288
GenMark Diagnostics Inc *	20,701	100,607
Genomic Health Inc *	8,128	523,524
Geron Corp *	63,565	63,565
Glaukos Corp *	13,136	737,849
Global Blood Therapeutics Inc *	19,124	785,040
Globus Medical Inc ‘A’ *	27,846	1,205,175
GlycoMimetics Inc *	13,327	126,207
Green Dot Corp ‘A’ *	18,579	1,477,402
Gritstone Oncology Inc *	2,677	41,360
GTx Inc *	1,816	1,416
Guardant Health Inc *	5,563	209,113
Haemonetics Corp *	20,025	2,003,501
Halozyme Therapeutics Inc *	48,399	708,077
Harvard Bioscience Inc *	12,597	40,058
Healthcare Services Group Inc	28,355	1,139,304
HealthEquity Inc *	20,716	1,235,709
Heidrick & Struggles International Inc	7,241	225,847
Helen of Troy Ltd *	10,158	1,332,526
Helius Medical Technologies Inc *	7,072	64,780
Herc Holdings Inc *	9,631	250,310
Heron Therapeutics Inc *	26,296	682,118
Hertz Global Holdings Inc *	20,969	286,227
Heska Corp *	2,530	217,833
HMS Holdings Corp *	31,826	895,265
Homology Medicines Inc *	6,654	148,783
Horizon Pharma PLC *	64,918	1,268,498
Hostess Brands Inc *	37,575	411,070
Huron Consulting Group Inc *	8,774	450,194
I3 Verticals Inc ‘A’ *	2,888	69,601
ICF International Inc	7,158	463,695
Idera Pharmaceuticals Inc *	7,084	19,623
Immune Design Corp *	15,062	19,581
ImmunoGen Inc *	54,615	262,152
Immunomedics Inc *	56,752	809,851
Ingles Markets Inc ‘A’	5,560	151,343
Innovate Biopharmaceuticals Inc *	7,299	16,861
Innoviva Inc *	25,978	453,316
Inogen Inc *	6,903	857,146
Inovio Pharmaceuticals Inc *	32,039	128,156
Insmed Inc *	28,960	379,955
Insperity Inc	14,866	1,387,890
Inspire Medical Systems Inc *	4,608	194,688
Insys Therapeutics Inc *	10,891	38,118
Integer Holdings Corp *	12,082	921,373
Intellia Therapeutics Inc *	12,633	172,440
Inter Parfums Inc	6,659	436,631
Intercept Pharmaceuticals Inc *	8,396	846,233
Intersect ENT Inc *	11,733	330,636
Intra-Cellular Therapies Inc *	16,939	192,935
Intrexon Corp *	27,561	180,249
Invacare Corp	12,758	54,859
Invitae Corp *	25,298	279,796
Iovance Biotherapeutics Inc *	40,905	362,009
iRadimed Corp *	1,356	33,168
iRhythm Technologies Inc *	9,233	641,509
Ironwood Pharmaceuticals Inc *	54,413	563,719
J&J Snack Foods Corp	5,855	846,574
John B Sanfilippo & Son Inc	3,509	195,311

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Jounce Therapeutics Inc *	6,005	$20,237
K12 Inc *	14,446	358,116
Kadmon Holdings Inc *	37,395	77,782
Kala Pharmaceuticals Inc *	6,993	34,196
Karyopharm Therapeutics Inc *	18,291	171,387
Kelly Services Inc ‘A’	12,169	249,221
Kezar Life Sciences Inc *	1,868	44,085
Kforce Inc	9,093	281,156
Kindred Biosciences Inc *	12,255	134,192
Kiniksa Pharmaceuticals Ltd ‘A’ *	2,358	66,236
Kodiak Sciences Inc *	3,725	26,448
Korn/Ferry International	22,196	877,630
Kura Oncology Inc *	10,983	154,201
La Jolla Pharmaceutical Co *	8,509	80,240
Lancaster Colony Corp	7,236	1,279,759
Lannett Co Inc *	11,411	56,599
Lantheus Holdings Inc *	14,754	230,900
Laureate Education Inc ‘A’ *	36,440	555,346
LeMaitre Vascular Inc	6,264	148,081
Lexicon Pharmaceuticals Inc *	16,975	112,714
LHC Group Inc *	11,283	1,059,248
Ligand Pharmaceuticals Inc *	8,086	1,097,270
Limoneira Co	5,690	111,239
Liquidia Technologies Inc *	1,783	38,620
LivaNova PLC *	18,777	1,717,532
LiveRamp Holdings Inc *	30,172	1,165,544
LogicBio Therapeutics Inc *	3,385	35,204
Loxo Oncology Inc *	10,386	1,454,767
LSC Communications Inc	12,116	84,812
Luminex Corp	15,691	362,619
MacroGenics Inc *	14,811	188,100
Madrigal Pharmaceuticals Inc *	2,644	298,032
Magellan Health Inc *	9,395	534,482
Magenta Therapeutics Inc *	2,392	13,634
Mallinckrodt PLC *	31,756	501,745
MannKind Corp *	55,482	58,811
Marinus Pharmaceuticals Inc *	14,333	41,136
Matthews International Corp ‘A’	12,186	494,995
MediciNova Inc *	15,399	125,810
Medifast Inc	4,454	556,839
Medpace Holdings Inc *	8,269	437,678
MeiraGTx Holdings PLC *	1,513	14,585
Melinta Therapeutics Inc *	12,575	9,968
Menlo Therapeutics Inc *	2,520	10,382
Meridian Bioscience Inc	15,897	275,972
Merit Medical Systems Inc *	20,354	1,135,957
Mersana Therapeutics Inc *	5,256	21,444
MGP Ingredients Inc	5,057	288,502
Minerva Neurosciences Inc *	11,286	76,068
Miragen Therapeutics Inc *	10,205	30,921
Mirati Therapeutics Inc *	7,688	326,125
Molecular Templates Inc *	3,499	14,136
Momenta Pharmaceuticals Inc *	29,293	323,395
MoneyGram International Inc *	12,094	24,188
Monro Inc	12,114	832,837
Mustang Bio Inc *	5,915	17,390
MyoKardia Inc *	12,980	634,203
Myriad Genetics Inc *	27,068	786,867
NanoString Technologies Inc *	9,746	144,533
NantKwest Inc *	13,156	15,261
Natera Inc *	12,555	175,268
Nathan’s Famous Inc	1,039	69,042
National Beverage Corp	4,528	324,975
National HealthCare Corp	4,807	377,109
National Research Corp	4,345	165,718
Natural Grocers by Vitamin Cottage Inc *	3,051	46,772
Natural Health Trends Corp	2,584	47,778
Nature’s Sunshine Products Inc *	4,348	35,436
Natus Medical Inc *	12,740	433,542
Navigant Consulting Inc	16,795	403,920

	Shares	Value
Neogen Corp *	19,248	$1,097,136
NeoGenomics Inc *	25,355	319,727
Neon Therapeutics Inc *	2,096	10,543
Neos Therapeutics Inc *	20,047	33,078
Neuronetics Inc *	2,359	45,647
Nevro Corp *	11,115	432,262
NewLink Genetics Corp *	11,053	16,801
Novavax Inc *	151,321	278,431
Novocure Ltd *	28,536	955,385
Nutrisystem Inc	11,175	490,359
NuVasive Inc *	19,927	987,582
Nuvectra Corp *	6,761	110,475
NxStage Medical Inc *	25,372	726,147
Nymox Pharmaceutical Corp * (Canada)	12,095	15,844
Ocular Therapeutix Inc *	12,578	50,060
Odonate Therapeutics Inc *	2,510	35,341
Omeros Corp *	17,414	193,992
OPKO Health Inc *	121,840	366,738
Optinose Inc *	6,384	39,581
OraSure Technologies Inc *	22,737	265,568
Organovo Holdings Inc *	41,821	40,027
Orthofix Medical Inc *	6,939	364,228
OrthoPediatrics Corp *	2,709	94,490
Osmotica Pharmaceuticals PLC *	3,961	30,698
Ovid therapeutics Inc *	4,610	11,156
Owens & Minor Inc	23,317	147,597
Oxford Immunotec Global PLC *	9,737	124,439
Pacific Biosciences of California Inc *	52,857	391,142
Pacira Pharmaceuticals Inc *	15,270	656,915
Palatin Technologies Inc *	70,214	49,740
Paratek Pharmaceuticals Inc *	12,507	64,161
Patterson Cos Inc	31,540	620,076
Paylocity Holding Corp *	11,172	672,666
PDL BioPharma Inc *	55,894	162,093
Performance Food Group Co *	39,303	1,268,308
Pfenex Inc *	12,522	39,945
PFSweb Inc *	5,729	29,390
Phibro Animal Health Corp ‘A’	7,763	249,658
Pieris Pharmaceuticals Inc *	20,575	54,729
PolarityTE Inc *	3,423	46,176
Portola Pharmaceuticals Inc *	24,846	484,994
Prestige Consumer Healthcare Inc *	19,819	612,011
PRGX Global Inc *	7,723	73,137
Primo Water Corp *	12,516	175,349
Principia Biopharma Inc *	2,219	60,778
Progenics Pharmaceuticals Inc *	31,404	131,897
Proteostasis Therapeutics Inc *	13,667	44,281
Prothena Corp PLC * (Ireland)	14,743	151,853
PTC Therapeutics Inc *	17,296	593,599
Pulse Biosciences Inc *	3,938	45,129
Puma Biotechnology Inc *	11,289	229,731
Pyxus International Inc *	3,279	38,889
Quad/Graphics Inc	12,103	149,109
Quanex Building Products Corp	12,905	175,379
Quanterix Corp *	3,046	55,772
Quidel Corp *	13,058	637,492
Quorum Health Corp *	11,169	32,278
R1 RCM Inc *	40,385	321,061
Ra Pharmaceuticals Inc *	4,849	88,252
Radius Health Inc *	15,068	248,471
RadNet Inc *	15,116	153,730
Reata Pharmaceuticals Inc ‘A’ *	7,134	400,217
Recro Pharma Inc *	5,734	40,711
REGENXBIO Inc *	12,419	520,977
Rent-A-Center Inc *	16,321	264,237
Repligen Corp *	15,141	798,536
Replimune Group Inc *	2,747	27,470
Resources Connection Inc	11,154	158,387
resTORbio Inc *	2,443	21,059
Retrophin Inc *	16,078	363,845

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Revance Therapeutics Inc *	12,292	$247,438
Revlon Inc ‘A’ *	3,243	81,691
Rhythm Pharmaceuticals Inc *	5,728	153,969
Rigel Pharmaceuticals Inc *	65,676	151,055
Rocket Pharmaceuticals Inc *	8,269	122,547
Rockwell Medical Inc *	18,222	41,182
Rosetta Stone Inc *	7,708	126,411
RR Donnelley & Sons Co	27,250	107,910
RTI Surgical Inc *	22,446	83,050
Rubius Therapeutics Inc *	4,488	72,167
Sanderson Farms Inc	7,852	779,625
Sangamo Therapeutics Inc *	38,453	441,440
Savara Inc *	11,945	90,424
Scholar Rock Holding Corp *	2,276	52,280
scPharmaceuticals Inc *	2,505	9,419
SEACOR Marine Holdings Inc *	6,223	73,182
SeaSpine Holdings Corp *	5,811	105,993
Select Medical Holdings Corp *	41,622	638,898
Selecta Biosciences Inc *	7,126	18,955
Seneca Foods Corp ‘A’ *	3,008	84,886
Senseonics Holdings Inc *	32,168	83,315
Seres Therapeutics Inc *	8,307	37,548
ServiceSource International Inc *	32,718	35,335
SI-BONE Inc *	3,248	67,851
Sienna Biopharmaceuticals Inc *	5,910	13,711
Sientra Inc *	9,173	116,589
SIGA Technologies Inc *	20,553	162,369
Smart & Final Stores Inc *	8,809	41,755
Solid Biosciences Inc *	4,632	124,138
Sorrento Therapeutics Inc *	41,323	99,175
Sotheby’s *	14,188	563,831
SP Plus Corp *	8,900	262,906
Spark Therapeutics Inc *	11,973	468,623
SpartanNash Co	13,354	229,422
Spectrum Pharmaceuticals Inc *	39,336	344,190
Spero Therapeutics Inc *	2,584	15,892
Spring Bank Pharmaceuticals Inc *	5,466	56,792
STAAR Surgical Co *	16,808	536,343
Stemline Therapeutics Inc *	10,560	100,320
Strategic Education Inc	8,041	912,010
Supernus Pharmaceuticals Inc *	18,823	625,300
Surface Oncology Inc *	4,908	20,810
Surgery Partners Inc *	7,582	74,228
Surmodics Inc *	5,026	237,529
Sutro Biopharma Inc *	2,579	23,263
Syndax Pharmaceuticals Inc *	6,044	26,896
Syneos Health Inc *	23,853	938,616
Synergy Pharmaceuticals Inc *	98,539	11,224
Synlogic Inc *	6,055	42,446
Syros Pharmaceuticals Inc *	9,707	54,068
T2 Biosystems Inc *	10,062	30,287
Tactile Systems Technology Inc *	6,609	301,040
Tandem Diabetes Care Inc *	19,489	739,997
Team Inc *	11,889	174,174
Tejon Ranch Co *	8,626	143,019
Teladoc Health Inc *	25,924	1,285,053
Teligent Inc *	14,736	20,188
Tenet Healthcare Corp *	32,292	553,485
Tetraphase Pharmaceuticals Inc *	20,751	23,449
Textainer Group Holdings Ltd * (China)	10,874	108,305
TG Therapeutics Inc *	23,471	96,231
The Andersons Inc	10,305	308,016
The Boston Beer Co Inc ‘A’ *	3,190	768,280
The Brink’s Co	19,196	1,241,021
The Chefs’ Warehouse Inc *	8,205	262,396
The Ensign Group Inc	19,235	746,126
The Hackett Group Inc	9,490	151,935
The Medicines Co *	26,244	502,310
The Providence Service Corp *	4,467	268,109
The Simply Good Foods Co *	23,437	442,959

	Shares	Value
TherapeuticsMD Inc *	71,150	$271,081
Theravance Biopharma Inc *	16,289	416,836
Tivity Health Inc *	15,272	378,898
Tocagen Inc *	6,954	57,092
Tootsie Roll Industries Inc	5,996	200,266
TransEnterix Inc *	61,645	139,318
Translate Bio Inc *	3,442	25,815
Travelport Worldwide Ltd	48,251	753,681
Tricida Inc *	4,383	103,351
TriNet Group Inc *	16,830	706,018
Triple-S Management Corp ‘B’ *	8,653	150,476
TrueBlue Inc *	15,196	338,111
Turning Point Brands Inc	3,069	83,538
Twist Bioscience Corp *	1,996	46,088
Tyme Technologies Inc *	40,124	148,058
Ultragenyx Pharmaceutical Inc *	18,490	803,945
United Natural Foods Inc *	19,077	202,025
UNITY Biotechnology Inc *	9,630	156,584
Universal Corp	9,636	521,789
Unum Therapeutics Inc *	7,680	33,792
US Physical Therapy Inc	4,794	490,666
USANA Health Sciences Inc *	4,822	567,694
Utah Medical Products Inc	1,300	108,004
Vanda Pharmaceuticals Inc *	20,026	523,279
Vapotherm Inc *	1,836	36,628
Varex Imaging Corp *	14,557	344,710
Vector Group Ltd	39,525	384,578
Vectrus Inc *	4,131	89,147
Veracyte Inc *	11,381	143,173
Verastem Inc *	26,079	87,625
Vericel Corp *	16,300	283,620
Verrica Pharmaceuticals Inc *	2,066	16,838
Viad Corp	7,823	391,854
ViewRay Inc *	25,530	154,967
Viking Therapeutics Inc *	23,436	179,285
Village Super Market Inc ‘A’	3,239	86,611
Vital Therapies Inc *	11,979	2,232
Voyager Therapeutics Inc *	8,508	79,975
WaVe Life Sciences Ltd *	6,642	279,230
WD-40 Co	5,226	957,717
Weight Watchers International Inc *	15,012	578,713
Weis Markets Inc	3,695	176,547
Willdan Group Inc *	3,850	134,673
Wright Medical Group NV *	47,719	1,298,911
Xencor Inc *	18,091	654,171
Xeris Pharmaceuticals Inc *	2,442	41,514
XOMA Corp *	2,561	32,397
Y-mAbs Therapeutics Inc *	2,756	56,057
Zafgen Inc *	11,497	56,910
ZIOPHARM Oncology Inc *	52,741	98,626
Zogenix Inc *	16,240	592,110
Zomedica Pharmaceuticals Corp *	10,651	13,101

		153,118,728

Energy - 3.6%

Abraxas Petroleum Corp *	58,534	63,802
Adams Resources & Energy Inc	745	28,839
Advanced Emissions Solutions Inc	1,832	19,328
Alta Mesa Resources Inc ‘A’ *	38,000	38,000
Amyris Inc *	13,459	44,953
Approach Resources Inc *	18,393	16,039
Arch Coal Inc ‘A’	6,961	577,693
Archrock Inc	51,562	386,199
Basic Energy Services Inc *	7,986	30,666
Berry Petroleum Corp	5,029	44,004
Bonanza Creek Energy Inc *	7,489	154,798
Bristow Group Inc *	12,641	30,718
C&J Energy Services Inc *	24,626	332,451
California Resources Corp *	17,241	293,787
Callon Petroleum Co *	87,246	566,227

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
CARBO Ceramics Inc *	6,975	$24,273
Carrizo Oil & Gas Inc *	33,391	376,984
Clean Energy Fuels Corp *	49,103	84,457
Cloud Peak Energy Inc *	31,100	11,392
CONSOL Energy Inc *	10,731	340,280
CVR Energy Inc	7,270	250,670
Dawson Geophysical Co *	8,028	27,135
Delek US Holdings Inc	31,994	1,040,125
Denbury Resources Inc *	175,679	300,411
Diamond Offshore Drilling Inc *	24,742	233,564
DMC Global Inc	5,595	196,496
Dril-Quip Inc *	14,296	429,309
Earthstone Energy Inc ‘A’ *	7,499	33,895
Eclipse Resources Corp *	37,743	39,630
Enphase Energy Inc *	34,180	161,671
EP Energy Corp ‘A’ *	17,887	12,521
Era Group Inc *	7,662	66,966
Evolution Petroleum Corp	9,750	66,495
Exterran Corp *	12,669	224,241
Flotek Industries Inc *	21,773	23,733
Forum Energy Technologies Inc *	30,668	126,659
Frank’s International NV *	28,921	150,968
FTS International Inc *	12,323	87,617
FuelCell Energy Inc *	31,574	17,381
FutureFuel Corp	9,816	155,682
Goodrich Petroleum Corp *	3,289	44,401
Green Plains Inc	14,646	192,009
Gulfport Energy Corp *	68,851	450,974
Halcon Resources Corp *	52,236	88,801
Hallador Energy Co	6,577	33,345
Helix Energy Solutions Group Inc *	53,001	286,735
HighPoint Resources Corp *	43,079	107,267
Independence Contract Drilling Inc *	21,815	68,063
ION Geophysical Corp *	4,199	21,751
Isramco Inc *	298	35,313
Jagged Peak Energy Inc *	24,220	220,886
Keane Group Inc *	20,347	166,438
Key Energy Services Inc *	4,410	9,129
KLX Energy Services Holdings Inc *	7,978	187,084
Laredo Petroleum Inc *	57,985	209,906
Liberty Oilfield Services Inc ‘A’	16,902	218,881
Lilis Energy Inc *	18,234	24,981
Mammoth Energy Services Inc	4,790	86,124
Matador Resources Co *	40,253	625,129
Matrix Service Co *	10,243	183,759
McDermott International Inc *	68,356	447,048
Midstates Petroleum Co Inc *	5,128	38,511
MRC Global Inc *	33,861	414,120
Murphy USA Inc *	11,503	881,590
NACCO Industries Inc ‘A’	1,612	54,647
Natural Gas Services Group Inc *	5,097	83,795
NCS Multistage Holdings Inc *	3,057	15,560
Newpark Resources Inc *	33,397	229,437
NextDecade Corp *	2,989	16,141
Nine Energy Service Inc *	5,662	127,621
Noble Corp PLC *	94,413	247,362
Northern Oil & Gas Inc *	74,175	167,635
NOW Inc *	42,263	491,941
Oasis Petroleum Inc *	103,222	570,818
Oceaneering International Inc *	37,885	458,408
Oil States International Inc *	22,783	325,341
Panhandle Oil & Gas Inc ‘A’	6,011	93,170
Par Pacific Holdings Inc *	11,703	165,949
Pattern Energy Group Inc ‘A’	31,117	579,399
PDC Energy Inc *	26,237	780,813
Peabody Energy Corp	29,934	912,388
Penn Virginia Corp *	4,932	266,624
PHI Inc *	3,744	6,926
Pioneer Energy Services Corp *	27,161	33,408
Plug Power Inc *	78,995	97,954

	Shares	Value
Profire Energy Inc *	9,265	$13,434
ProPetro Holding Corp *	27,110	333,995
Quintana Energy Services Inc *	2,047	7,083
Ramaco Resources Inc *	2,480	12,276
Renewable Energy Group Inc *	14,124	362,987
Resolute Energy Corp *	8,170	236,767
REX American Resources Corp *	2,132	145,211
Ring Energy Inc *	22,727	115,453
Rowan Cos PLC ‘A’ *	48,658	408,241
Sanchez Energy Corp *	25,625	6,919
SandRidge Energy Inc *	12,318	93,740
SEACOR Holdings Inc *	6,385	236,245
Select Energy Services Inc ‘A’ *	17,893	113,084
SemGroup Corp ‘A’	31,857	438,989
SilverBow Resources Inc *	2,539	60,022
Smart Sand Inc *	9,416	20,904
Solaris Oilfield Infrastructure Inc ‘A’	10,328	124,866
Southwestern Energy Co *	226,109	771,032
SRC Energy Inc *	91,799	431,455
SunCoke Energy Inc *	24,198	206,893
Sunrun Inc *	37,649	409,998
Superior Energy Services Inc *	58,569	196,206
Talos Energy Inc *	7,825	127,704
Tellurian Inc *	32,032	222,622
TerraForm Power Inc ‘A’	28,726	322,306
TETRA Technologies Inc *	45,241	76,005
Thermon Group Holdings Inc *	12,982	263,275
TPI Composites Inc *	5,739	141,065
Trecora Resources *	7,919	61,768
Ultra Petroleum Corp *	63,684	48,406
Unit Corp *	19,992	285,486
US Silica Holdings Inc	29,931	304,698
Vivint Solar Inc *	12,163	46,341
W&T Offshore Inc *	36,590	150,751
Warrior Met Coal Inc	16,532	398,586
WildHorse Resource Development Corp *	10,059	141,932
Zion Oil & Gas Inc *	20,927	8,735

		25,223,121

Financial - 24.9%

1st Constitution Bancorp	2,632	52,456
1st Source Corp	6,121	246,921
Acadia Realty Trust REIT	30,838	732,711
Access National Corp	6,029	128,599
ACNB Corp	2,596	101,893
AG Mortgage Investment Trust Inc REIT	10,965	174,672
Agree Realty Corp REIT	12,980	767,378
Aircastle Ltd	21,198	365,454
Alexander & Baldwin Inc REIT *	26,924	494,863
Alexander’s Inc REIT	838	255,372
Allegiance Bancshares Inc *	4,600	148,902
Altisource Portfolio Solutions SA *	3,630	81,639
Amalgamated Bank ‘A’	4,591	89,525
Ambac Financial Group Inc *	17,852	307,768
American Assets Trust Inc REIT	14,972	601,425
American Equity Investment Life Holding Co	34,119	953,285
American National Bankshares Inc	3,357	98,394
American Realty Investors Inc *	1,131	13,651
Americold Realty Trust REIT	32,986	842,462
Ameris Bancorp	16,131	510,869
AMERISAFE Inc	7,270	412,136
Ames National Corp	3,552	90,292
Anworth Mortgage Asset Corp REIT	38,169	154,203
Apollo Commercial Real Estate Finance Inc REIT	47,522	791,717
Arbor Realty Trust Inc REIT	22,150	223,051
Ares Commercial Real Estate Corp REIT	10,032	130,817
Argo Group International Holdings Ltd	12,426	835,649
Arlington Asset Investment Corp ‘A’	11,683	84,585
Armada Hoffler Properties Inc REIT	18,671	262,514

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
ARMOUR Residential REIT Inc	15,997	$327,939
Arrow Financial Corp	5,048	161,637
Artisan Partners Asset Management Inc ‘A’	18,612	411,511
Ashford Hospitality Trust Inc REIT	33,524	134,096
Ashford Inc *	309	16,037
Associated Capital Group Inc ‘A’	953	33,574
Atlantic Capital Bancshares Inc *	9,929	162,538
Auburn National Bancorporation Inc	893	28,272
Axos Financial Inc *	22,634	569,924
B. Riley Financial Inc	7,889	112,024
Banc of California Inc	16,692	222,171
BancFirst Corp	6,883	343,462
Banco Latinoamericano de Comercio Exterior SA ‘E’ (Panama)	11,581	200,351
BancorpSouth Bank	36,485	953,718
Bank of Commerce Holdings	6,480	71,021
Bank of Marin Bancorp	5,144	212,139
Bank7 Corp *	1,415	18,890
BankFinancial Corp	5,479	81,911
Bankwell Financial Group Inc	2,652	76,139
Banner Corp	12,206	652,777
Bar Harbor Bankshares	6,138	137,675
Baycom Corp *	4,110	94,900
BCB Bancorp Inc	5,230	54,758
Beneficial Bancorp Inc	25,760	368,110
Berkshire Hills Bancorp Inc	15,455	416,821
Blackstone Mortgage Trust Inc ‘A’ REIT	42,939	1,368,037
Blucora Inc *	18,420	490,709
Blue Hills Bancorp Inc	9,095	194,087
Bluerock Residential Growth REIT Inc	8,854	79,863
Boston Private Financial Holdings Inc	31,788	335,999
Braemar Hotels & Resorts Inc REIT	11,591	103,508
Bridge Bancorp Inc	6,218	158,497
Bridgewater Bancshares Inc *	9,225	97,324
BrightSphere Investment Group PLC	30,477	325,494
Brookline Bancorp Inc	30,281	418,483
BRT Apartments Corp REIT	3,170	36,265
Bryn Mawr Bank Corp	7,836	269,558
BSB Bancorp Inc *	3,240	90,914
Business First Bancshares Inc	4,290	103,947
Byline Bancorp Inc *	6,193	103,175
C&F Financial Corp	1,419	75,505
Cadence BanCorp	27,510	461,618
Cambridge Bancorp	1,330	110,723
Camden National Corp	6,125	220,316
Capital Bancorp Inc *	2,346	26,768
Capital City Bank Group Inc	4,249	98,619
Capitol Federal Financial Inc	48,996	625,679
Capstar Financial Holdings Inc	2,623	38,637
Capstead Mortgage Corp REIT	35,353	235,805
CareTrust REIT Inc	28,103	518,781
Carolina Financial Corp	8,010	237,016
CatchMark Timber Trust Inc ‘A’ REIT	19,221	136,469
Cathay General Bancorp	29,486	988,666
CB Financial Services Inc	1,745	43,241
CBL & Associates Properties Inc REIT	66,786	128,229
CBTX Inc	7,284	214,150
Cedar Realty Trust Inc REIT	35,395	111,140
CenterState Bank Corp	35,241	741,471
Central Pacific Financial Corp	10,475	255,066
Central Valley Community Bancorp	4,550	85,859
Century Bancorp Inc ‘A’	1,046	70,846
Chatham Lodging Trust REIT	17,226	304,556
Chemical Financial Corp	27,232	996,964
Chemung Financial Corp	1,328	54,860
Cherry Hill Mortgage Investment Corp REIT	6,257	109,748
Chesapeake Lodging Trust REIT	22,726	553,378
Citizens & Northern Corp	4,641	122,662
Citizens Inc *	20,093	151,099
City Holding Co	6,094	411,893

	Shares	Value
City Office REIT Inc	14,868	$152,397
Civista Bancshares Inc	5,036	87,727
Clipper Realty Inc REIT	5,118	66,892
CNB Financial Corp	5,974	137,103
CNO Financial Group Inc	64,403	958,317
Coastal Financial Corp *	2,268	34,542
Codorus Valley Bancorp Inc	3,349	71,166
Cohen & Steers Inc	8,589	294,774
Colony Credit Real Estate Inc REIT	32,138	507,459
Columbia Banking System Inc	27,917	1,013,108
Columbia Financial Inc *	19,593	299,577
Community Bank System Inc	19,236	1,121,459
Community Bankers Trust Corp *	9,070	65,485
Community Healthcare Trust Inc REIT	6,948	200,311
Community Trust Bancorp Inc	6,233	246,889
ConnectOne Bancorp Inc	11,859	219,036
Consolidated-Tomoka Land Co	1,410	74,025
CoreCivic Inc REIT	46,127	822,444
CorEnergy Infrastructure Trust Inc REIT	4,659	154,120
CorePoint Lodging Inc REIT	15,560	190,610
County Bancorp Inc	1,957	33,993
Cousins Properties Inc REIT	161,061	1,272,382
Cowen Inc *	10,266	136,948
Crawford & Co ‘B’	4,268	38,412
Curo Group Holdings Corp *	4,488	42,591
Cushman & Wakefield PLC *	17,971	260,040
Customers Bancorp Inc *	11,221	204,222
CVB Financial Corp	42,427	858,298
Diamond Hill Investment Group Inc	1,252	187,111
DiamondRock Hospitality Co REIT	79,181	718,964
Dime Community Bancshares Inc	12,917	219,331
Donegal Group Inc ‘A’	4,102	55,972
Dynex Capital Inc REIT	21,031	120,297
Eagle Bancorp Inc *	12,089	588,855
Easterly Government Properties Inc REIT	23,305	365,422
EastGroup Properties Inc REIT	13,439	1,232,759
eHealth Inc *	7,398	284,231
Elevate Credit Inc *	8,480	37,990
Ellie Mae Inc *	13,381	840,728
EMC Insurance Group Inc	3,792	120,775
Employers Holdings Inc	12,220	512,873
Encore Capital Group Inc *	9,760	229,360
Enova International Inc *	13,370	260,180
Enstar Group Ltd * (Bermuda)	4,676	783,557
Entegra Financial Corp *	2,833	58,785
Enterprise Bancorp Inc	3,701	119,024
Enterprise Financial Services Corp	8,662	325,951
Equity Bancshares Inc ‘A’ *	5,228	184,287
Esquire Financial Holdings Inc *	2,008	43,574
ESSA Bancorp Inc	3,495	54,557
Essent Group Ltd *	36,756	1,256,320
Essential Properties Realty Trust Inc REIT	13,452	186,176
Evans Bancorp Inc	1,947	63,297
Exantas Capital Corp REIT	12,318	123,426
Farmers & Merchants Bancorp Inc	3,632	139,796
Farmers National Banc Corp	10,443	133,044
Farmland Partners Inc REIT	11,782	53,490
FB Financial Corp	6,251	218,910
FBL Financial Group Inc ‘A’	3,988	261,812
Federal Agricultural Mortgage Corp ‘C’	3,349	202,414
Federated Investors Inc ‘B’	37,273	989,598
FedNat Holding Co	4,504	89,720
FGL Holdings *	58,536	389,850
Fidelity D&D Bancorp Inc	1,110	71,240
Fidelity Southern Corp	8,148	212,011
Financial Institutions Inc	5,920	152,144
First Bancorp Inc	4,206	110,618
First Bancorp NC	11,070	361,546
First BanCorp PR	80,673	693,788
First Bank	6,475	78,477

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
First Busey Corp	16,786	$411,928
First Business Financial Services Inc	3,216	62,744
First Choice Bancorp	3,422	77,337
First Commonwealth Financial Corp	38,298	462,640
First Community Bankshares Inc	6,057	190,674
First Community Corp	2,690	52,267
First Defiance Financial Corp	7,946	194,756
First Financial Bancorp	36,397	863,337
First Financial Bankshares Inc	24,875	1,435,039
First Financial Corp	4,749	190,672
First Financial Northwest Inc	2,792	43,192
First Foundation Inc *	14,484	186,264
First Guaranty Bancshares Inc	1,742	40,432
First Industrial Realty Trust Inc REIT	47,691	1,376,362
First Internet Bancorp	3,676	75,137
First Interstate BancSystem Inc ‘A’	12,576	459,779
First Merchants Corp	19,041	652,535
First Mid-Illinois Bancshares Inc	4,664	148,875
First Midwest Bancorp Inc	39,059	773,759
First Northwest Bancorp	4,012	59,498
First Savings Financial Group Inc	558	28,983
First United Corp	2,582	41,105
Flagstar Bancorp Inc *	11,440	302,016
Flushing Financial Corp	10,414	224,213
Focus Financial Partners Inc ‘A’ *	7,185	189,181
Forestar Group Inc *	4,018	55,649
Four Corners Property Trust Inc REIT	26,075	683,165
Franklin Financial Network Inc *	5,097	134,408
Franklin Street Properties Corp REIT	40,040	249,449
Front Yard Residential Corp REIT	18,237	159,209
FRP Holdings Inc *	2,752	126,620
FS Bancorp Inc	1,643	70,452
Fulton Financial Corp	65,717	1,017,299
FVCBankcorp Inc *	826	14,546
GAIN Capital Holdings Inc	11,112	68,450
GAMCO Investors Inc ‘A’	2,416	40,806
Genworth Financial Inc ‘A’ *	193,846	903,322
German American Bancorp Inc	8,110	225,215
Getty Realty Corp REIT	12,940	380,565
Glacier Bancorp Inc	32,486	1,287,095
Gladstone Commercial Corp REIT	11,494	205,972
Gladstone Land Corp REIT	5,009	57,503
Global Indemnity Ltd (Cayman)	3,294	119,342
Global Medical REIT Inc	7,069	62,843
Global Net Lease Inc REIT	28,437	501,060
Goosehead Insurance Inc ‘A’ *	3,731	98,088
Government Properties Income Trust REIT	33,897	232,872
Granite Point Mortgage Trust Inc REIT	16,226	292,555
Great Ajax Corp REIT	6,117	73,710
Great Southern Bancorp Inc	4,410	202,992
Great Western Bancorp Inc	22,513	703,531
Green Bancorp Inc	10,012	171,606
Greene County Bancorp Inc	989	30,778
Greenhill & Co Inc	7,445	181,658
Greenlight Capital Re Ltd ‘A’ *	10,769	92,829
Guaranty Bancorp	10,120	209,990
Guaranty Bancshares Inc	2,848	84,927
Hallmark Financial Services Inc *	5,213	55,727
Hamilton Lane Inc ‘A’	6,523	241,351
Hancock Whitney Corp	32,869	1,138,911
Hanmi Financial Corp	11,954	235,494
Hannon Armstrong Sustainable Infrastructure Capital Inc REIT	19,549	372,408
HarborOne Bancorp Inc *	5,755	91,447
HCI Group Inc	2,677	136,018
Health Insurance Innovations Inc ‘A’ *	4,889	130,683
Healthcare Realty Trust Inc REIT	47,931	1,363,158
Heartland Financial USA Inc	11,500	505,425
Heritage Commerce Corp	15,656	177,539
Heritage Financial Corp	14,034	417,090

	Shares	Value
Heritage Insurance Holdings Inc	7,537	$110,945
Hersha Hospitality Trust REIT	13,961	244,876
HFF Inc ‘A’	14,319	474,818
Hilltop Holdings Inc	28,320	504,946
Hingham Institution for Savings	486	96,102
Home Bancorp Inc	3,041	107,651
Home BancShares Inc	61,689	1,007,998
HomeStreet Inc *	9,599	203,787
HomeTrust Bancshares Inc	6,936	181,584
Hope Bancorp Inc	47,326	561,286
Horace Mann Educators Corp	15,728	589,014
Horizon Bancorp Inc	14,642	231,051
Houlihan Lokey Inc	13,195	485,576
Howard Bancorp Inc *	5,067	72,458
IBERIABANK Corp	21,205	1,363,057
Impac Mortgage Holdings Inc *	4,426	16,730
Independence Holding Co	2,110	74,272
Independence Realty Trust Inc REIT	34,650	318,087
Independent Bank Corp MA	10,506	738,677
Independent Bank Corp MI	8,853	186,090
Independent Bank Group Inc	8,021	367,121
Industrial Logistics Properties Trust REIT	24,949	490,737
InfraREIT Inc *	17,150	360,493
Innovative Industrial Properties Inc REIT	2,525	114,610
International Bancshares Corp	21,548	741,251
INTL. FCStone Inc *	5,922	216,627
Invesco Mortgage Capital Inc REIT	43,464	629,359
Investar Holding Corp	3,508	86,998
Investment Technology Group Inc	12,257	370,652
Investors Bancorp Inc	94,208	979,763
Investors Real Estate Trust REIT	4,565	224,014
Investors Title Co	484	85,513
iStar Inc REIT	25,707	235,733
James River Group Holdings Ltd	10,301	376,399
Jernigan Capital Inc REIT	6,962	137,987
Kearny Financial Corp	35,315	452,738
Kemper Corp	20,170	1,338,885
Kennedy-Wilson Holdings Inc	48,383	879,119
Kingstone Cos Inc	3,957	69,999
Kinsale Capital Group Inc	7,738	429,923
Kite Realty Group Trust REIT	31,698	446,625
KKR Real Estate Finance Trust Inc REIT	8,068	154,502
Ladder Capital Corp REIT	35,547	549,912
Ladenburg Thalmann Financial Services Inc	42,380	98,745
Lakeland Bancorp Inc	17,112	253,429
Lakeland Financial Corp	9,530	382,725
LCNB Corp	3,582	54,267
LegacyTexas Financial Group Inc	18,225	584,840
LendingClub Corp *	124,702	327,966
LendingTree Inc *	3,076	675,397
Level One Bancorp Inc	2,139	47,978
Lexington Realty Trust REIT	83,742	687,522
Live Oak Bancshares Inc	9,487	140,502
LTC Properties Inc REIT	15,098	629,285
Luther Burbank Corp	8,257	74,478
Macatawa Bank Corp	9,885	95,094
Mack-Cali Realty Corp REIT	35,246	690,469
Maiden Holdings Ltd	28,006	46,210
Malvern Bancorp Inc *	2,731	53,883
Marcus & Millichap Inc *	7,731	265,405
Marlin Business Services Corp	3,486	77,842
Maui Land & Pineapple Co Inc *	2,837	28,143
MB Financial Inc	32,101	1,272,163
MBIA Inc *	34,163	304,734
MBT Financial Corp	6,329	58,860
McGrath RentCorp	9,206	473,925
MedEquities Realty Trust Inc REIT	11,045	75,548
Mercantile Bank Corp	6,065	171,397
Merchants Bancorp	6,305	125,848
Meridian Bancorp Inc	18,058	258,591

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Meta Financial Group Inc	10,686	$207,202
Metropolitan Bank Holding Corp *	2,547	78,575
MGIC Investment Corp *	139,761	1,461,900
Mid Penn Bancorp Inc	1,940	44,659
Middlefield Banc Corp	1,111	47,140
Midland States Bancorp Inc	8,282	185,020
MidSouth Bancorp Inc	6,017	63,780
MidWestOne Financial Group Inc	4,106	101,952
Moelis & Co ‘A’	17,372	597,249
Monmouth Real Estate Investment Corp REIT	34,011	421,736
Mr Cooper Group Inc *	28,733	335,314
MutualFirst Financial Inc	2,199	58,427
MVB Financial Corp	3,003	54,174
National Bank Holdings Corp ‘A’	10,872	335,619
National Bankshares Inc	2,704	98,507
National Commerce Corp *	6,767	243,612
National General Holdings Corp	25,124	608,252
National Health Investors Inc REIT	15,802	1,193,683
National Storage Affiliates Trust REIT	21,693	573,997
National Western Life Group Inc ‘A’	863	259,504
NBT Bancorp Inc	16,343	565,304
Nelnet Inc ‘A’	7,335	383,914
New Senior Investment Group Inc REIT	29,963	123,448
New York Mortgage Trust Inc REIT	59,427	350,025
Newmark Group Inc ‘A’	57,104	457,974
NexPoint Residential Trust Inc REIT	7,166	251,168
NI Holdings Inc *	4,513	70,990
Nicolet Bankshares Inc *	3,072	149,914
NMI Holdings Inc ‘A’ *	23,851	425,740
Northeast Bancorp	2,664	44,569
Northfield Bancorp Inc	17,472	236,746
Northrim BanCorp Inc	2,520	82,832
NorthStar Realty Europe Corp REIT	17,109	248,765
Northwest Bancshares Inc	36,852	624,273
Norwood Financial Corp	2,404	79,332
Oak Valley Bancorp	2,090	38,247
OceanFirst Financial Corp	18,147	408,489
Oconee Federal Financial Corp	578	14,392
Ocwen Financial Corp *	46,476	62,278
OFG Bancorp	16,074	264,578
Ohio Valley Banc Corp	1,692	59,880
Old Line Bancshares Inc	6,101	160,578
Old National Bancorp	58,728	904,411
Old Second Bancorp Inc	10,780	140,140
On Deck Capital Inc *	20,326	119,923
One Liberty Properties Inc REIT	6,080	147,258
OP Bancorp *	4,409	39,108
Oppenheimer Holdings Inc ‘A’	3,893	99,466
Opus Bank	7,392	144,809
Orchid Island Capital Inc REIT	19,533	124,816
Origin Bancorp Inc	6,820	232,426
Oritani Financial Corp	15,773	232,652
Orrstown Financial Services Inc	2,919	53,155
Pacific City Financial Corp	4,482	70,143
Pacific Mercantile Bancorp *	6,575	47,011
Pacific Premier Bancorp Inc *	18,074	461,248
Park National Corp	5,195	441,315
Parke Bancorp Inc	2,659	49,763
PCSB Financial Corp	6,239	122,035
PDL Community Bancorp *	3,014	38,398
Peapack Gladstone Financial Corp	7,018	176,713
Pebblebrook Hotel Trust REIT	52,522	1,486,898
Penns Woods Bancorp Inc	1,776	71,466
Pennsylvania REIT	25,857	153,591
PennyMac Financial Services Inc	4,235	90,036
PennyMac Mortgage Investment Trust REIT	23,120	430,494
People’s Utah Bancorp	5,995	180,749
Peoples Bancorp Inc	6,911	208,021
Peoples Bancorp of North Carolina Inc	1,949	47,673
Peoples Financial Services Corp	2,565	113,014

	Shares	Value
Physicians Realty Trust REIT	70,081	$1,123,398
Piedmont Office Realty Trust Inc ‘A’ REIT	49,645	845,951
Piper Jaffray Cos	5,592	368,177
PJT Partners Inc ‘A’	7,507	290,971
PotlatchDeltic Corp REIT	25,534	807,896
PRA Group Inc *	17,056	415,655
Preferred Apartment Communities Inc ‘A’ REIT	15,323	215,441
Preferred Bank	5,242	227,241
Premier Financial Bancorp Inc	4,973	74,147
Primerica Inc	16,517	1,613,876
ProAssurance Corp	20,148	817,203
Protective Insurance Corp ‘B’	4,087	68,049
Provident Bancorp Inc *	1,830	39,674
Provident Financial Services Inc	23,300	562,229
Prudential Bancorp Inc	3,355	59,048
PS Business Parks Inc REIT	7,636	1,000,316
Pzena Investment Management Inc ‘A’	6,395	55,317
QCR Holdings Inc	5,093	163,434
QTS Realty Trust Inc ‘A’ REIT	19,612	726,625
Radian Group Inc	83,524	1,366,453
RBB Bancorp	5,336	93,754
RE/MAX Holdings Inc ‘A’	6,726	206,825
Ready Capital Corp REIT	7,709	106,615
Redfin Corp *	30,246	435,542
Redwood Trust Inc REIT	31,460	474,102
Regional Management Corp *	3,762	90,476
Reliant Bancorp Inc	3,878	89,349
Renasant Corp	19,143	577,736
Republic Bancorp Inc ‘A’	3,858	149,382
Republic First Bancorp Inc *	16,636	99,317
Retail Opportunity Investments Corp REIT	43,873	696,703
Rexford Industrial Realty Inc REIT	35,503	1,046,273
Riverview Bancorp Inc	8,183	59,572
RLI Corp	15,048	1,038,162
RLJ Lodging Trust REIT	66,540	1,091,256
RPT Realty REIT	30,369	362,910
Ryman Hospitality Properties Inc REIT	17,351	1,157,138
S&T Bancorp Inc	13,114	496,234
Sabra Health Care REIT Inc	68,204	1,124,002
Safeguard Scientifics Inc *	8,190	70,598
Safety Income & Growth Inc REIT	2,778	52,254
Safety Insurance Group Inc	5,633	460,836
Sandy Spring Bancorp Inc	13,551	424,688
Saul Centers Inc REIT	4,573	215,937
SB One Bancorp	2,698	55,147
Seacoast Banking Corp of Florida *	17,577	457,354
Select Bancorp Inc *	5,268	65,218
Select Income REIT	34,683	255,267
Selective Insurance Group Inc	22,242	1,355,428
Seritage Growth Properties REIT	12,593	407,132
ServisFirst Bancshares Inc	18,136	577,994
Shore Bancshares Inc	5,418	78,778
SI Financial Group Inc	4,562	58,074
Siebert Financial Corp *	2,627	37,986
Sierra Bancorp	5,397	129,690
Silvercrest Asset Management Group Inc ‘A’	2,885	38,169
Simmons First National Corp ‘A’	35,067	846,167
SmartFinancial Inc *	4,374	79,913
South State Corp	14,172	849,611
Southern First Bancshares Inc *	2,558	82,035
Southern Missouri Bancorp Inc	2,990	101,361
Southern National Bancorp of Virginia Inc	7,170	94,787
Southside Bancshares Inc	13,146	417,386
Spirit MTA REIT	16,772	119,584
Spirit of Texas Bancshares Inc *	3,527	80,345
STAG Industrial Inc REIT	37,799	940,439
State Auto Financial Corp	6,500	221,260
State Bank Financial Corp	14,309	308,931
Sterling Bancorp Inc	9,030	62,759
Stewart Information Services Corp	9,314	385,600

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Stifel Financial Corp	26,910	$1,114,612
Stock Yards Bancorp Inc	8,047	263,942
Stratus Properties Inc *	2,177	52,204
Summit Financial Group Inc	3,963	76,526
Summit Hotel Properties Inc REIT	39,122	380,657
Sunstone Hotel Investors Inc REIT	88,086	1,145,999
Tanger Factory Outlet Centers Inc REIT	35,306	713,887
Terreno Realty Corp REIT	22,532	792,450
Territorial Bancorp Inc	3,126	81,213
The Bancorp Inc *	18,842	149,982
The Bank of NT Butterfield & Son Ltd (Bermuda)	21,045	659,761
The Bank of Princeton	2,198	61,324
The Community Financial Corp	1,669	48,802
The First Bancshares Inc	4,774	144,414
The First of Long Island Corp	9,123	182,004
The GEO Group Inc REIT	46,643	918,867
The Navigators Group Inc	7,881	547,651
The RMR Group Inc ‘A’	2,594	137,690
Third Point Reinsurance Ltd * (Bermuda)	29,731	286,607
Tier REIT Inc	21,207	437,500
Timberland Bancorp Inc	2,603	58,047
Tiptree Inc	10,073	56,308
Tompkins Financial Corp	5,657	424,332
Towne Bank	25,276	605,360
TPG RE Finance Trust Inc REIT	13,562	247,913
Transcontinental Realty Investors Inc *	584	16,539
TriCo Bancshares	9,877	333,744
Trinity Place Holdings Inc *	8,711	37,806
TriState Capital Holdings Inc *	9,843	191,545
Triumph Bancorp Inc *	9,080	269,676
Trupanion Inc *	9,851	250,806
TrustCo Bank Corp	37,118	254,629
Trustmark Corp	25,737	731,703
UMB Financial Corp	17,248	1,051,611
UMH Properties Inc REIT	12,947	153,292
Union Bankshares Corp	25,697	725,426
Union Bankshares Inc	1,625	77,594
United Bankshares Inc	38,171	1,187,500
United Community Banks Inc	29,394	630,795
United Community Financial Corp	18,898	167,247
United Financial Bancorp Inc	19,388	285,004
United Fire Group Inc	8,102	449,256
United Insurance Holdings Corp	7,994	132,860
United Security Bancshares	5,428	52,000
Unity Bancorp Inc	3,189	66,204
Universal Health Realty Income Trust REIT	4,860	298,258
Universal Insurance Holdings Inc	12,301	466,454
Univest Corp of Pennsylvania	10,928	235,717
Urban Edge Properties REIT	42,068	699,170
Urstadt Biddle Properties Inc ‘A’ REIT	11,248	216,187
Valley National Bancorp	124,973	1,109,760
Veritex Holdings Inc *	9,021	192,869
Virtus Investment Partners Inc	2,769	219,942
Waddell & Reed Financial Inc ‘A’	29,783	538,477
WageWorks Inc *	15,536	421,958
Walker & Dunlop Inc	10,492	453,779
Washington REIT	31,256	718,888
Washington Federal Inc	31,837	850,366
Washington Prime Group Inc REIT	71,670	348,316
Washington Trust Bancorp Inc	5,635	267,832
Waterstone Financial Inc	10,232	171,488
WesBanco Inc	20,091	737,139
West Bancorporation Inc	6,555	125,135
Westamerica Bancorporation	9,837	547,724
Western Asset Mortgage Capital Corp REIT	20,073	167,409
Western New England Bancorp Inc	10,143	101,836
Westwood Holdings Group Inc	3,289	111,826
Whitestone REIT	14,831	181,828
WisdomTree Investments Inc	44,351	294,934

	Shares	Value
World Acceptance Corp *	2,426	$248,083
WSFS Financial Corp	11,392	431,871
Xenia Hotels & Resorts Inc REIT	43,079	740,959

		173,846,643

Industrial - 13.0%

AAON Inc	15,630	547,988
AAR Corp	12,556	468,841
Actuant Corp ‘A’	23,348	490,075
Advanced Disposal Services Inc *	27,744	664,191
Advanced Drainage Systems Inc	13,900	337,075
Advanced Energy Industries Inc *	14,901	639,700
Aegion Corp *	12,185	198,859
Aerojet Rocketdyne Holdings Inc *	27,967	985,277
Aerovironment Inc *	8,170	555,152
Air Transport Services Group Inc *	23,008	524,812
Alamo Group Inc	3,832	296,290
Alarm.com Holdings Inc *	12,068	625,967
Albany International Corp ‘A’	11,001	686,792
Allied Motion Technologies Inc	2,825	126,249
Ambarella Inc *	12,133	424,412
American Outdoor Brands Corp *	20,356	261,778
American Woodmark Corp *	5,385	299,837
Apogee Enterprises Inc	10,429	311,306
Applied Industrial Technologies Inc	14,640	789,682
Applied Optoelectronics Inc *	7,402	114,213
AquaVenture Holdings Ltd *	3,963	74,861
ArcBest Corp	9,824	336,570
Ardmore Shipping Corp * (Ireland)	12,496	58,356
Argan Inc	5,840	220,986
Armstrong Flooring Inc *	7,906	93,607
Astec Industries Inc	8,685	262,200
Astronics Corp *	8,190	249,386
Atkore International Group Inc *	15,579	309,087
Atlas Air Worldwide Holdings Inc *	9,041	381,440
AVX Corp	17,693	269,818
Axon Enterprise Inc *	21,977	961,494
AZZ Inc	9,865	398,151
Babcock & Wilcox Enterprises Inc *	12,694	4,956
Badger Meter Inc	10,952	538,948
Barnes Group Inc	18,325	982,587
Bel Fuse Inc ‘B’	3,420	62,996
Belden Inc	15,424	644,261
Benchmark Electronics Inc	18,051	382,320
Boise Cascade Co	14,708	350,786
Brady Corp ‘A’	18,353	797,621
Briggs & Stratton Corp	16,500	215,820
Builders FirstSource Inc *	45,166	492,761
Cactus Inc ‘A’ *	14,591	399,939
Caesarstone Ltd	8,467	114,982
Casella Waste Systems Inc ‘A’ *	15,234	434,017
CECO Environmental Corp *	11,178	75,452
Charah Solutions Inc *	3,169	26,461
Chart Industries Inc *	11,793	766,899
Chase Corp	2,735	273,637
CIRCOR International Inc *	6,044	128,737
Columbus McKinnon Corp	8,439	254,351
Comfort Systems USA Inc	13,963	609,904
Comtech Telecommunications Corp	9,061	220,545
Continental Building Products Inc *	14,270	363,172
Control4 Corp *	9,742	171,459
Costamare Inc (Monaco)	17,885	78,515
Covanta Holding Corp	45,169	606,168
Covenant Transportation Group Inc ‘A’ *	4,770	91,584
CryoPort Inc *	9,822	108,337
CSW Industrials Inc *	6,231	301,269
Daseke Inc *	15,962	58,740
DHT Holdings Inc	34,316	134,519
Digimarc Corp *	4,378	63,481
Dorian LPG Ltd *	9,946	57,985

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Ducommun Inc *	4,041	$146,769
DXP Enterprises Inc *	5,944	165,481
Dycom Industries Inc *	11,619	627,891
Eagle Bulk Shipping Inc *	19,264	88,807
Eastman Kodak Co *	8,309	21,188
Echo Global Logistics Inc *	10,527	214,014
Electro Scientific Industries Inc *	12,593	377,286
EMCOR Group Inc	22,264	1,328,938
Encore Wire Corp	8,103	406,609
Energous Corp *	9,176	53,129
Energy Recovery Inc *	14,075	94,725
EnerSys	16,295	1,264,655
EnPro Industries Inc	7,863	472,566
ESCO Technologies Inc	9,614	634,043
Esterline Technologies Corp *	10,029	1,218,022
Evoqua Water Technologies Corp *	28,968	278,093
Exponent Inc	19,987	1,013,541
Fabrinet * (Thailand)	13,874	711,875
FARO Technologies Inc *	6,574	267,167
Federal Signal Corp	23,606	469,759
Fitbit Inc ‘A’ *	81,831	406,700
Fluidigm Corp *	10,557	91,001
Forterra Inc *	7,299	27,444
Forward Air Corp	11,596	636,041
Franklin Electric Co Inc	17,800	763,264
FreightCar America Inc *	4,491	30,045
Frontline Ltd * (Norway)	30,406	168,145
GasLog Ltd (Monaco)	15,376	253,089
GATX Corp	14,469	1,024,550
Genco Shipping & Trading Ltd *	3,101	24,467
Gencor Industries Inc *	3,627	39,788
Generac Holdings Inc *	23,492	1,167,552
General Finance Corp *	3,648	36,881
Gibraltar Industries Inc *	12,209	434,518
Global Brass & Copper Holdings Inc	8,354	210,103
Golar LNG Ltd (NOTC) (Bermuda)	36,229	788,343
GoPro Inc ‘A’ *	43,512	184,491
GP Strategies Corp *	4,956	62,495
Graham Corp	3,848	87,888
Granite Construction Inc	17,124	689,755
Great Lakes Dredge & Dock Corp *	20,918	138,477
Greif Inc ‘A’	9,847	365,422
Greif Inc ‘B’	2,259	100,300
Griffon Corp	13,183	137,762
Harsco Corp *	31,042	616,494
Haynes International Inc	4,942	130,469
Heartland Express Inc	18,423	337,141
Heritage-Crystal Clean Inc *	5,528	127,199
Hillenbrand Inc	24,396	925,340
Hub Group Inc ‘A’ *	12,652	469,010
Hurco Cos Inc	2,316	82,681
Hyster-Yale Materials Handling Inc	4,172	258,497
Ichor Holdings Ltd *	9,194	149,862
IES Holdings Inc *	3,511	54,596
II-VI Inc *	24,365	790,888
Infrastructure and Energy Alternatives Inc *	6,711	54,963
Insteel Industries Inc	6,937	168,430
International Seaways Inc *	8,654	145,733
IntriCon Corp *	2,751	72,571
Iteris Inc *	9,902	36,934
Itron Inc *	12,947	612,264
JELD-WEN Holding Inc *	26,711	379,563
John Bean Technologies Corp	12,050	865,311
Kadant Inc	4,222	343,924
Kaman Corp	10,519	590,011
KBR Inc	55,122	836,752
KEMET Corp	21,846	383,179
Kennametal Inc	31,194	1,038,136
Kimball Electronics Inc *	9,698	150,222
Knowles Corp *	34,114	454,057

	Shares	Value
Kratos Defense & Security Solutions Inc *	33,660	$474,269
Lawson Products Inc *	2,331	73,660
LB Foster Co ‘A’ *	3,465	55,094
Lindsay Corp	4,221	406,271
Louisiana-Pacific Corp	54,945	1,220,878
LSB Industries Inc *	7,410	40,903
Lydall Inc *	6,710	136,280
Manitex International Inc *	5,517	31,337
Marten Transport Ltd	14,697	237,944
Masonite International Corp *	10,536	472,329
MasTec Inc *	24,972	1,012,864
Matson Inc	16,132	516,547
Mesa Laboratories Inc	1,311	273,199
Milacron Holdings Corp *	26,588	316,131
Mistras Group Inc *	6,700	96,346
Moog Inc ‘A’	12,379	959,125
MSA Safety Inc	13,059	1,231,072
Mueller Industries Inc	21,895	511,467
Mueller Water Products Inc ‘A’	60,820	553,462
Multi-Color Corp	5,221	183,205
Myers Industries Inc	13,425	202,852
MYR Group Inc *	6,425	180,992
Napco Security Technologies Inc *	4,944	77,868
National Presto Industries Inc	2,001	233,957
NCI Building Systems Inc *	15,857	114,963
NL Industries Inc *	2,519	8,842
nLight Inc *	8,767	155,877
NN Inc	16,698	112,044
Nordic American Tankers Ltd	54,761	109,522
Northwest Pipe Co *	3,990	92,927
Novanta Inc *	12,622	795,186
NV5 Global Inc *	3,603	218,162
NVE Corp	1,862	162,999
Olympic Steel Inc	3,506	50,031
Omega Flex Inc	1,036	56,017
Orion Group Holdings Inc *	10,467	44,903
OSI Systems Inc *	6,542	479,529
Overseas Shipholding Group Inc ‘A’ *	22,495	37,342
PAM Transportation Services Inc *	821	32,356
Park Electrochemical Corp	7,407	133,845
Park-Ohio Holdings Corp	3,325	102,044
Patrick Industries Inc *	9,108	269,688
PGT Innovations Inc *	22,251	352,678
Plexus Corp *	12,215	623,942
Powell Industries Inc	3,557	88,961
Primoris Services Corp	15,784	301,948
Proto Labs Inc *	10,446	1,178,204
Pure Cycle Corp *	6,861	68,130
Radiant Logistics Inc *	15,537	66,032
Raven Industries Inc	14,010	507,022
RBC Bearings Inc *	9,257	1,213,593
Rexnord Corp *	40,204	922,682
Safe Bulkers Inc * (Greece)	20,303	36,139
Saia Inc *	9,767	545,194
Sanmina Corp *	26,026	626,186
Scorpio Bulkers Inc	22,492	124,381
Scorpio Tankers Inc (Monaco)	177,994	313,269
Ship Finance International Ltd (Norway)	32,100	338,013
ShotSpotter Inc *	2,850	88,863
Simpson Manufacturing Co Inc	15,847	857,798
Sparton Corp *	3,557	64,702
SPX Corp *	16,291	456,311
SPX FLOW Inc *	16,122	490,431
Standex International Corp	4,843	325,353
Sterling Construction Co Inc *	9,697	105,600
Stoneridge Inc *	10,824	266,812
Sturm Ruger & Co Inc	6,374	339,224
Summit Materials Inc ‘A’ *	42,717	529,691
Sun Hydraulics Corp	10,980	364,426
SunPower Corp *	23,419	116,392

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
Synalloy Corp	3,176	$52,690
SYNNEX Corp	15,934	1,288,105
Tech Data Corp *	14,565	1,191,563
Teekay Corp (Bermuda)	27,253	91,025
Teekay Tankers Ltd ‘A’ (Bermuda)	72,922	67,672
Tennant Co	7,062	368,001
Tetra Tech Inc	21,228	1,098,974
The Eastern Co	2,354	56,920
The Gorman-Rupp Co	6,970	225,898
The Greenbrier Cos Inc	12,051	476,497
The Manitowoc Co Inc *	13,219	195,245
Tidewater Inc *	10,490	200,674
TimkenSteel Corp *	15,793	138,031
TopBuild Corp *	13,604	612,180
Tredegar Corp	9,691	153,699
Trex Co Inc *	22,653	1,344,682
TriMas Corp *	17,481	477,057
Trinseo SA	16,353	748,640
Triumph Group Inc	18,309	210,554
TTM Technologies Inc *	35,632	346,699
Turtle Beach Corp *	3,097	44,194
Tutor Perini Corp *	14,158	226,103
Twin Disc Inc *	3,536	52,156
UFP Technologies Inc *	2,876	86,395
Universal Forest Products Inc	23,061	598,664
Universal Logistics Holdings Inc	3,220	58,250
US Concrete Inc *	6,356	224,240
US Ecology Inc	8,433	531,110
US Xpress Enterprises Inc ‘A’ *	7,845	44,010
USA Truck Inc *	3,092	46,287
Vicor Corp *	6,736	254,553
Vishay Intertechnology Inc	51,187	921,878
Vishay Precision Group Inc *	3,935	118,955
VSE Corp	3,528	105,522
Watts Water Technologies Inc ‘A’	10,912	704,151
Werner Enterprises Inc	18,493	546,283
Wesco Aircraft Holdings Inc *	21,108	166,753
Willis Lease Finance Corp *	1,433	49,582
Willscot Corp *	13,137	123,751
Woodward Inc	20,546	1,526,362
Worthington Industries Inc	16,323	568,693
YRC Worldwide Inc *	13,373	42,125
ZAGG Inc *	10,046	98,250

		90,844,346

Technology - 10.0%

3D Systems Corp *	41,869	425,808
ACI Worldwide Inc *	43,941	1,215,847
ACM Research Inc ‘A’ *	3,132	34,076
Adesto Technologies Corp *	10,283	45,245
Agilysys Inc *	5,792	83,057
Allscripts Healthcare Solutions Inc *	66,478	640,848
Alpha & Omega Semiconductor Ltd *	7,658	78,035
Altair Engineering Inc ‘A’ *	9,759	269,153
Alteryx Inc ‘A’ *	11,191	665,529
Amber Road Inc *	9,296	76,506
American Software Inc ‘A’	11,340	118,503
Amkor Technology Inc *	38,603	253,236
Appfolio Inc ‘A’ *	6,107	361,657
Apptio Inc ‘A’ *	13,336	506,235
Aquantia Corp *	8,315	72,923
Asure Software Inc *	3,864	19,629
Avaya Holdings Corp *	40,271	586,346
Avid Technology Inc *	9,396	44,631
Axcelis Technologies Inc *	12,222	217,552
AXT Inc *	13,568	59,021
Benefitfocus Inc *	8,547	390,769
Blackbaud Inc	18,451	1,160,568
Blackline Inc *	14,217	582,186
Bottomline Technologies de Inc *	16,332	783,936

	Shares	Value
Box Inc ‘A’ *	47,964	$809,632
Brightcove Inc *	12,716	89,521
Brooks Automation Inc	26,817	702,069
Cabot Microelectronics Corp	11,006	1,049,422
CACI International Inc ‘A’ *	9,501	1,368,429
Carbon Black Inc *	14,927	200,320
Carbonite Inc *	12,001	303,145
Castlight Health Inc ‘B’ *	32,397	70,301
CEVA Inc *	8,178	180,652
Cirrus Logic Inc *	23,369	775,383
Cision Ltd *	26,096	305,323
Cloudera Inc *	40,956	452,973
Cohu Inc	15,368	246,964
CommVault Systems Inc *	15,383	908,981
Computer Programs & Systems Inc	4,376	109,838
ConvergeOne Holdings Inc	9,689	119,950
Cornerstone OnDemand Inc *	20,834	1,050,659
Coupa Software Inc *	21,002	1,320,186
Cray Inc *	15,270	329,679
Cree Inc *	38,725	1,656,462
CSG Systems International Inc	12,943	411,199
CTS Corp	12,863	333,023
Cubic Corp	9,944	534,391
Daily Journal Corp *	462	108,108
Diebold Nixdorf Inc	30,279	75,395
Digi International Inc *	10,055	101,455
Diodes Inc *	15,540	501,320
Domo Inc ‘B’ *	3,079	60,441
Donnelley Financial Solutions Inc *	12,581	176,511
Ebix Inc	9,246	393,510
eGain Corp *	6,933	45,550
Electronics For Imaging Inc *	16,962	420,658
Engility Holdings Inc *	6,803	193,613
Entegris Inc	54,679	1,525,271
Envestnet Inc *	17,182	845,183
Everbridge Inc *	10,370	588,601
Evolent Health Inc ‘A’ *	26,357	525,822
Exela Technologies Inc *	18,308	71,218
ExlService Holdings Inc *	12,827	674,957
Five9 Inc *	21,923	958,474
ForeScout Technologies Inc *	11,401	296,312
FormFactor Inc *	28,885	406,990
Glu Mobile Inc *	42,195	340,514
Hortonworks Inc *	28,136	405,721
HubSpot Inc *	14,267	1,793,790
Immersion Corp *	9,804	87,844
Impinj Inc *	6,076	88,406
Information Services Group Inc *	14,395	61,035
InnerWorkings Inc *	15,895	59,447
Inovalon Holdings Inc ‘A’ *	27,008	382,973
Inphi Corp *	16,563	532,500
Insight Enterprises Inc *	13,373	544,950
Instructure Inc *	12,399	465,086
Integrated Device Technology Inc *	49,893	2,416,318
j2 Global Inc	18,133	1,258,068
Kopin Corp *	26,334	26,308
Lattice Semiconductor Corp *	45,042	311,691
LivePerson Inc *	22,961	433,044
Lumentum Holdings Inc *	28,308	1,189,219
MACOM Technology Solutions Holdings Inc *	17,128	248,527
Majesco *	2,131	15,109
ManTech International Corp ‘A’	10,118	529,121
MAXIMUS Inc	24,464	1,592,362
MaxLinear Inc *	24,414	429,686
Maxwell Technologies Inc *	14,219	29,433
Medidata Solutions Inc *	22,231	1,498,814
Mercury Systems Inc *	17,916	847,248
MicroStrategy Inc ‘A’ *	3,643	465,393
MINDBODY Inc ‘A’ *	16,935	616,434
Mitek Systems Inc *	13,849	149,708

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

	Shares	Value
MobileIron Inc *	27,894	$128,033
Model N Inc *	9,552	126,373
Monotype Imaging Holdings Inc	15,819	245,511
MTS Systems Corp	6,833	274,208
Nanometrics Inc *	8,952	244,658
NantHealth Inc *	7,396	4,025
NetScout Systems Inc *	29,642	700,440
New Relic Inc *	17,365	1,406,044
NextGen Healthcare Inc *	20,102	304,545
Omnicell Inc *	14,751	903,351
OneSpan Inc *	11,822	153,095
PAR Technology Corp *	4,422	96,179
Park City Group Inc *	5,611	33,498
PDF Solutions Inc *	11,021	92,907
Perspecta Inc	54,962	946,446
Photronics Inc *	25,172	243,665
Pitney Bowes Inc	71,073	420,041
PlayAGS Inc *	8,406	193,338
Power Integrations Inc	10,971	669,012
Presidio Inc	14,347	187,228
Progress Software Corp	17,351	615,787
PROS Holdings Inc *	12,342	387,539
QAD Inc ‘A’	3,910	153,780
Qualys Inc *	13,089	978,272
Rambus Inc *	40,659	311,855
Rapid7 Inc *	14,201	442,503
Remark Holdings Inc *	10,794	13,061
Rimini Street Inc *	3,262	16,799
Rudolph Technologies Inc *	12,471	255,281
SailPoint Technologies Holding Inc *	26,972	633,572
Science Applications International Corp	16,351	1,041,559
SecureWorks Corp ‘A’ *	2,696	45,535
Semtech Corp *	24,887	1,141,567
SendGrid Inc *	11,419	492,958
Silicon Laboratories Inc *	16,374	1,290,435
Simulations Plus Inc	4,574	91,023
SMART Global Holdings Inc *	3,792	112,622
SPS Commerce Inc *	6,544	539,095
Stratasys Ltd *	19,284	347,305
SVMK Inc *	7,003	85,927
Sykes Enterprises Inc *	15,082	372,978
Synaptics Inc *	13,121	488,232
Tabula Rasa HealthCare Inc *	6,857	437,202
Telenav Inc *	13,237	53,742
Tenable Holdings Inc *	4,768	105,802
The KeyW Holding Corp *	18,564	124,193
TiVo Corp	46,474	437,320
TTEC Holdings Inc	5,489	156,821
Ultra Clean Holdings Inc *	15,141	128,244
Unisys Corp *	19,327	224,773
Upland Software Inc *	6,204	168,625
USA Technologies Inc *	20,943	81,468
Varonis Systems Inc *	10,813	572,008
Veeco Instruments Inc *	18,932	140,286
Verint Systems Inc *	24,696	1,044,888
Veritone Inc *	2,798	10,632
Virtusa Corp *	11,004	468,660
Vocera Communications Inc *	11,450	450,557
Vuzix Corp *	9,205	44,276
Workiva Inc *	10,940	392,637
Xperi Corp	18,557	341,263
Yext Inc *	32,239	478,749

		69,900,364

Utilities - 3.6%

ALLETE Inc	19,741	1,504,659
Ameresco Inc ‘A’ *	7,735	109,064
American States Water Co	14,081	943,990
Artesian Resources Corp ‘A’	3,039	105,970
Atlantic Power Corp *	39,835	86,442

	Shares	Value
Avista Corp	25,095	$1,066,036
Black Hills Corp	20,706	1,299,923
California Water Service Group	18,617	887,286
Chesapeake Utilities Corp	6,233	506,743
Clearway Energy Inc ‘A’	13,274	224,596
Clearway Energy Inc ‘C’	28,277	487,778
Connecticut Water Service Inc	4,737	316,763
Consolidated Water Co Ltd (Cayman)	5,418	63,174
El Paso Electric Co	15,665	785,287
Global Water Resources Inc	3,588	36,382
IDACORP Inc	19,421	1,807,318
MGE Energy Inc	13,551	812,518
Middlesex Water Co	6,053	322,928
New Jersey Resources Corp	33,445	1,527,433
Northwest Natural Holding Co	10,966	663,004
NorthWestern Corp	19,461	1,156,762
ONE Gas Inc	20,123	1,601,791
Ormat Technologies Inc	15,205	795,222
Otter Tail Corp	15,097	749,415
PICO Holdings Inc *	8,030	73,394
PNM Resources Inc	30,471	1,252,053
Portland General Electric Co	34,227	1,569,308
RGC Resources Inc	2,695	80,742
SJW Group	6,513	362,253
South Jersey Industries Inc	33,305	925,879
Southwest Gas Holdings Inc *	18,838	1,441,107
Spark Energy Inc ‘A’	4,678	34,758
Spire Inc	18,901	1,400,186
The York Water Co	5,222	167,417
Unitil Corp	5,752	291,281

		25,458,862

Total Common Stocks (Cost $681,336,855)		690,141,284

	Principal Amount

SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp 0.500% due 01/02/19 (Dated 12/31/18, repurchase price of $7,265,306; collateralized by U.S. Treasury Notes: 2.250% due 02/15/27 and value $7,411,072)	$7,265,104	7,265,104

Total Short-Term Investment (Cost $7,265,104)		7,265,104

TOTAL INVESTMENTS - 99.7% (Cost $688,601,959)		697,406,388

DERIVATIVES - (0.0%)
(See Note (c) in Notes to Schedule of Investments)		(140,013)

OTHER ASSETS & LIABILITIES, NET - 0.3%		1,923,324

NET ASSETS - 100.0%		$699,189,699

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2018

Notes to Schedule of Investments

(a)	As of December 31, 2018, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.9%
Consumer, Non-Cyclical	21.9%
Industrial	13.0%
Consumer, Cyclical	12.5%
Technology	10.0%
Communications	6.2%
Utilities	3.6%
Energy	3.6%
Basic Materials	3.0%
Others (each less than 3.0%)	1.0%

	99.7%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.3%

	100.0%

(b)

Investments with a total aggregate value of $20,229 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2018 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/19	135	$9,245,763	$9,105,750	($140,013)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities (See Note 3D in Notes to Financial Statements) as of December 31, 2018:

		Total Value at December 31, 2018	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$20,925,631	$20,905,402	$-	$20,229
	Communications	43,734,765	43,734,765	-	-
	Consumer, Cyclical	87,088,824	87,088,824	-	-
	Consumer, Non-Cyclical	153,118,728	153,116,825	1,903	-
	Energy	25,223,121	25,223,121	-	-
	Financial	173,846,643	173,846,643	-	-
	Industrial	90,844,346	90,844,346	-	-
	Technology	69,900,364	69,900,364	-	-
	Utilities	25,458,862	25,458,862	-	-

	Total Common Stocks	690,141,284	690,119,152	1,903	20,229

	Short-Term Investment	7,265,104	-	7,265,104	-

	Total Assets	697,406,388	690,119,152	7,267,007	20,229

Liabilities	Derivatives:
	Equity Contracts
	Futures	(140,013)	(140,013)	-	-

	Total Liabilities	(140,013)	(140,013)	-	-

	Total	$697,266,375	$689,979,139	$7,267,007	$20,229

See Notes to Financial Statements	See explanation of symbols and terms, if any on page B-213

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Board of Trustees and Shareholders of

Pacific Select Fund

Opinion on Schedule of Investments

We have audited the accompanying schedules of investments of the Equity Index, Small-Cap Equity, and Small Cap Index Portfolios, three of the fifty-six portfolios constituting Pacific Select Fund (the “Fund”) as of December 31, 2018, and the related notes (collectively the “schedules”) (included in Item 6 of this Form N-CSR). In our opinion, the schedules present fairly, in all material respects, the investments in securities of the Fund as of December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The schedules are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these schedules based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the schedules are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatements of the schedules, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the schedules. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the schedules. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 25, 2019

We have served as the auditor of one or more affiliated investment companies of Pacific Select Fund since 1988.

Item 6. Investments.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof — attached hereto as Exhibit 99.

(a)(2)	Separate certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99.CERT.

(a)(3)	Not Applicable.

(a)(4)	There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)

Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30b-2(a)) is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Adrian Griggs
Adrian Griggs
Chief Executive Officer

Date:	March 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrian Griggs
Adrian Griggs
Chief Executive Officer

Date:	March 7, 2019

By:	/s/ Trevor T. Smith
Trevor T. Smith
Treasurer (Principal Financial and Accounting Officer)

Date:	March 7, 2019